UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, MA 02116

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 638-7732

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1:	Report to Shareholders.

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the AllianceBernstein Global Dynamic Allocation Portfolio returned 2.34%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

World equity markets gained during the first half of 2013, while fixed income capital markets moved into negative territory. The first quarter was marked by investor enthusiasm, especially in the U.S. and Japan, however, gains were tempered towards the end of the first half as concerns about tighter U.S. monetary policy weighed on risk sentiment.

In Europe, the European Central Bank announced a cut in its refinancing rate and stated that it would continue to provide unlimited liquidity to euro-area banks. However, recent mixed economic data emanating from the region and its long running recession suggest that the continent’s growth is likely to remain challenged.

In contrast, the U.S. Federal Reserve (“Fed”) announced that the central bank intended to wind down its massive bond-buying program later this year and end it entirely by mid-2014, provided that the American economy continued to improve. This sparked a worldwide sell-off in equity, bond and currency markets on fears of rising global interest rates, although markets recouped some losses after the Fed gave assurances that monetary support would not be ending soon.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is designed to provide long term growth by participating in up markets and by mitigating the downside. It aims to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, the Portfolio should capture potential return opportunities and manage risk. In the six months ending June 30, 2013, the Portfolio had solid absolute returns but lagged the benchmark after fees.

At the beginning of 2013, the Portfolio had an overweight in risk assets with global equity, Global Real Estate Investment Trusts (REITs) and commodity holdings all in excess of benchmark weights. The Portfolio was underweight bonds and held no cash. This position was consistent with our view at the time that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, equity valuations were relatively attractive.

As the year advanced, the Portfolio gradually reduced the overweight to equities in response to rapid price appreciation and rising risks. The Portfolio also diminished its level of diversification: Prospects for a slowdown in bond purchases by the Fed left income-oriented assets vulnerable. Additionally, holdings of emerging market equities were eliminated and the commodities exposure was reduced given concerns about the growth outlook following credit tightening and other policy shifts in China.

During the first half of the year, the Portfolio employed two strategies that allowed for an overweight to equities—even at a time of increasing uncertainty—which was a benefit to performance. First, a small amount of equity put options, which rise in value as equity prices fall were held and, therefore, provided some insurance against a spike in risk aversion. As the equity weight was slowly reduced during the first half of 2013, the Portfolio commensurately trimmed the option position and no longer hold them. Second, a portion of the foreign currency exposure that comes from owning non-U.S. stocks was hedged.

Over the first half of the year, there was a marked dispersion in returns to different asset classes. Global stocks were up but emerging stocks fell. Global REITs had positive returns but underperformed stocks and commodities fell. Global bonds lost value over the period. Relative to the benchmark over the period, the equity overweight in the Portfolio was additive to performance but within stocks the emerging market holdings detracted. REITs were a small contributor, commodities detracted. The underweight to bonds was additive but the decision not to hold cash in lieu of bonds hurt performance—particularly in the second quarter. In addition, the Portfolio holds a 10-year interest rate swap which detracted as yields rose.

The Portfolio ended the period with overall positioning close to benchmark weights. Interest rates remain low despite recent increases in yields, equity market volatility has picked up but is close to long term averages and in our opinion, valuations are unreasonable. The Portfolio has a slight overweight to risk assets—concentrated in global equities with no significant tilts across geographies. The Portfolio holds no Emerging Market equities. Within the risk asset

MIST-1

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

allocation, very modest exposures to Global REITs and Commodities are maintained for diversification. Cash holdings are negligible and as a consequence bonds are overweight relative to the benchmark.

Dan Loewy

Seth Masters

Portfolio Manager

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
AllianceBernstein Global Dynamic Allocation Portfolio
Class B	2.34	8.41	4.82
Dow Jones Moderate Index	4.17	10.56	4.33

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
U.S. Treasury Notes	18.1
U.S. Treasury Bonds	3.1
Federal National Mortgage Association	1.7
Federal Home Loan Mortgage Corp.	1.6
Japan Government Twenty Year Bond	0.8
Japan Government Ten Year Bond	0.7
Exxon Mobil Corp.	0.5
Italy Buoni Poliennali Del Tesoro	0.5
Apple, Inc.	0.4
Nestle S.A.	0.4

Top Equity Sectors

% of Market Value of Total Investments
Financials	11.0
Consumer Discretionary	4.7
Industrials	4.6
Health Care	4.5
Consumer Staples	4.4

Top Fixed Income Sectors

% of Market Value of Total Investments
Cash & Cash Equivalents	29.4
U.S. Treasury & Government Agencies	24.5
Foreign Government	4.2

MIST-3

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AllianceBernstein Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)	Actual	0.88%	$1,000.00	$1,023.40	$4.41
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Consolidated Notes to Financial Statements.

MIST-4

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—42.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
BAE Systems plc	304,648	$1,780,597
Boeing Co. (The)	36,295	3,718,060
Cobham plc	101,121	404,187
European Aeronautic Defence and Space Co. NV	54,687	2,907,986
Finmeccanica S.p.A. (a)	37,938	188,983
General Dynamics Corp.	17,800	1,394,274
Honeywell International, Inc.	41,820	3,317,999
L-3 Communications Holdings, Inc.	5,205	446,277
Lockheed Martin Corp.	14,505	1,573,212
Meggitt plc	73,353	574,830
Northrop Grumman Corp.	13,305	1,101,654
Precision Castparts Corp.	7,825	1,768,528
Raytheon Co.	17,795	1,176,605
Rockwell Collins, Inc. (b)	7,635	484,135
Rolls-Royce Holdings plc (a)	176,737	3,057,971
Safran S.A. (b)	23,520	1,224,994
Singapore Technologies Engineering, Ltd.	144,900	476,649
Textron, Inc.	15,050	392,052
Thales S.A.	8,559	398,766
United Technologies Corp.	45,045	4,186,482
Zodiac Aerospace (b)	3,208	423,419

		30,997,660

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	8,640	486,518
Deutsche Post AG	85,234	2,118,137
Expeditors International of Washington, Inc.	11,265	428,183
FedEx Corp.	15,670	1,544,749
TNT Express NV	33,369	249,347
Toll Holdings, Ltd.	63,808	308,873
United Parcel Service, Inc. - Class B	38,580	3,336,398
Yamato Holdings Co., Ltd.	34,693	731,497

		9,203,702

Airlines—0.1%
All Nippon Airways Co., Ltd. (b)	108,656	225,697
Cathay Pacific Airways, Ltd.	110,200	192,398
Deutsche Lufthansa AG (a)	21,632	437,977
easyJet plc (b)	14,904	295,182
International Consolidated Airlines Group S.A. - Class DI (a)	86,944	347,384
Japan Airlines Co., Ltd.	5,630	289,523
Qantas Airways, Ltd. (a)	100,738	123,406
Ryanair Holdings plc (ADR)	2,230	114,912
Singapore Airlines, Ltd.	50,200	396,044
Southwest Airlines Co.	39,825	513,344

		2,935,867

Auto Components—0.3%
Aisin Seiki Co., Ltd.	18,007	689,124
BorgWarner, Inc. (a)	6,170	531,545
Bridgestone Corp. (b)	61,194	2,085,808

Auto Components—(Continued)
Cie Generale des Etablissements Michelin (b)	17,160	$1,526,677
Continental AG	10,341	1,377,870
Delphi Automotive plc	15,241	772,566
Denso Corp.	45,757	2,146,037
GKN plc	152,716	702,910
Goodyear Tire & Rubber Co. (The) (a)	13,030	199,229
Johnson Controls, Inc.	36,615	1,310,451
Koito Manufacturing Co., Ltd.	8,781	167,798
NGK Spark Plug Co., Ltd.	17,000	340,455
NHK Spring Co., Ltd. (b)	15,100	175,112
NOK Corp.	8,947	142,676
Nokian Renkaat Oyj	10,573	429,716
Pirelli & C S.p.A. (b)	22,232	256,261
Stanley Electric Co., Ltd.	13,444	261,921
Sumitomo Rubber Industries, Ltd. (b)	16,101	263,357
Toyoda Gosei Co., Ltd.	6,145	150,640
Toyota Boshoku Corp. (b)	6,200	89,406
Toyota Industries Corp.	15,324	627,388
Yokohama Rubber Co., Ltd. (The) (b)	19,000	191,021

		14,437,968

Automobiles—1.0%
Bayerische Motoren Werke (BMW) AG	31,123	2,719,060
Daihatsu Motor Co., Ltd. (b)	18,533	351,337
Daimler AG	90,321	5,459,177
Fiat S.p.A. (a)	82,036	568,558
Ford Motor Co.	204,535	3,164,156
Fuji Heavy Industries, Ltd.	55,012	1,356,475
General Motors Co. (a)	41,860	1,394,357
Harley-Davidson, Inc.	12,225	670,174
Honda Motor Co., Ltd.	153,296	5,696,551
Isuzu Motors, Ltd.	111,553	763,858
Mazda Motor Corp. (a)	253,592	999,967
Mitsubishi Motors Corp. (a) (b)	394,934	541,642
Nissan Motor Co., Ltd.	233,649	2,368,001
Renault S.A.	18,069	1,207,059
Suzuki Motor Corp.	34,294	790,898
Toyota Motor Corp.	259,310	15,657,472
Volkswagen AG	2,774	540,500
Yamaha Motor Co., Ltd. (b)	26,266	340,374

		44,589,616

Beverages—1.0%
Anheuser-Busch InBev NV	75,518	6,699,593
Asahi Group Holdings, Ltd. (b)	36,363	904,181
Beam, Inc.	8,535	538,644
Brown-Forman Corp. - Class B	8,157	551,005
Carlsberg A/S - Class B	10,056	897,561
Coca-Cola Amatil, Ltd.	53,504	619,573
Coca-Cola Co. (The) (c)	207,570	8,325,633
Coca-Cola Enterprises, Inc.	14,780	519,665
Coca-Cola HBC AG (a)	18,866	441,604
Coca-Cola West Co., Ltd. (b)	5,800	103,150
Constellation Brands, Inc. - Class A (a)	7,845	408,881

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Diageo plc	235,882	$6,765,859
Dr. Pepper Snapple Group, Inc.	11,220	515,335
Heineken Holding NV	9,519	533,213
Heineken NV	21,676	1,377,996
Kirin Holdings Co., Ltd. (b)	82,148	1,290,181
Molson Coors Brewing Co. - Class B	8,335	398,913
Monster Beverage Corp. (a)	8,250	501,353
PepsiCo, Inc.	83,455	6,825,784
Pernod-Ricard S.A. (b)	19,951	2,211,332
Remy Cointreau S.A.	2,393	253,812
SABMiller plc	90,073	4,334,198
Treasury Wine Estates, Ltd.	60,661	322,021

		45,339,487

Biotechnology—0.5%
Actelion, Ltd. (a)	10,133	610,090
Alexion Pharmaceuticals, Inc. (a)	10,400	959,296
Amgen, Inc.	41,313	4,075,941
Biogen Idec, Inc. (a)	12,680	2,728,736
Celgene Corp. (a)	23,150	2,706,467
CSL, Ltd.	46,830	2,637,361
Elan Corp. plc (a)	45,538	637,121
Gilead Sciences, Inc. (a)	81,150	4,155,691
Grifols S.A.	14,090	517,022
Novozymes A/S - B Shares	21,673	693,273
Regeneron Pharmaceuticals, Inc. (a)	4,171	937,974

		20,658,972

Building Products—0.1%
Asahi Glass Co., Ltd. (b)	94,533	615,796
Assa Abloy AB - Class B	31,405	1,224,271
Cie de St-Gobain (b)	37,444	1,507,199
Daikin Industries, Ltd.	22,091	893,318
Geberit AG	3,650	903,664
LIXIL Group Corp.	25,029	610,025
Masco Corp.	19,145	373,136
TOTO, Ltd.	28,000	284,889

		6,412,298

Capital Markets—0.9%
3i Group plc	91,019	465,330
Aberdeen Asset Management plc	90,118	521,686
Ameriprise Financial, Inc.	11,285	912,731
Bank of New York Mellon Corp. (The)	63,265	1,774,583
BlackRock, Inc.	6,850	1,759,422
Charles Schwab Corp. (The)	58,685	1,245,883
Credit Suisse Group AG (a)	140,838	3,733,994
Daiwa Securities Group, Inc.	156,135	1,311,633
Deutsche Bank AG	95,831	4,008,933
E*Trade Financial Corp. (a)	13,685	173,252
Franklin Resources, Inc.	7,427	1,010,221
Goldman Sachs Group, Inc. (The)	24,230	3,664,787
Hargreaves Lansdown plc	20,063	269,843
ICAP plc	51,459	285,424
Invesco, Ltd.	23,850	758,430

Capital Markets—(Continued)
Investec plc	54,042	$338,439
Julius Baer Group, Ltd. (a)	21,038	817,524
Legg Mason, Inc.	6,380	197,844
Macquarie Group, Ltd.	28,722	1,089,311
Mediobanca S.p.A.	48,361	251,461
Morgan Stanley	74,080	1,809,774
Nomura Holdings, Inc.	341,326	2,529,330
Northern Trust Corp.	11,680	676,272
Partners Group Holding AG	1,632	441,731
Ratos AB - B Shares (b)	17,958	139,247
SBI Holdings, Inc.	18,994	209,748
Schroders plc	9,561	315,703
State Street Corp.	25,670	1,673,941
T. Rowe Price Group, Inc.	13,590	994,108
UBS AG (a)	342,535	5,819,092

		39,199,677

Chemicals—1.2%
Air Liquide S.A. (b)	29,360	3,611,920
Air Products & Chemicals, Inc.	11,415	1,045,272
Air Water, Inc.	13,767	193,935
Airgas, Inc.	3,690	352,247
Akzo Nobel NV	22,394	1,257,899
Arkema S.A. (b)	5,902	538,891
Asahi Kasei Corp.	118,475	783,720
BASF SE	86,336	7,710,942
CF Industries Holdings, Inc.	3,390	581,385
Croda International plc	12,809	483,926
Daicel Corp.	27,442	240,469
Dow Chemical Co. (The)	64,180	2,064,671
E.I. du Pont de Nemours & Co.	49,895	2,619,488
Eastman Chemical Co.	8,180	572,682
Ecolab, Inc.	14,105	1,201,605
EMS-Chemie Holding AG	770	227,162
FMC Corp.	7,380	450,623
Givaudan S.A. (a)	782	1,009,796
Hitachi Chemical Co., Ltd.	9,788	153,281
Incitec Pivot, Ltd.	152,651	397,386
International Flavors & Fragrances, Inc.	4,345	326,570
Israel Chemicals, Ltd.	41,711	410,959
Israel Corp., Ltd. (The) (a)	254	152,104
Johnson Matthey plc	19,327	774,005
JSR Corp.	16,820	340,243
K&S AG	16,211	598,335
Kaneka Corp.	25,974	171,558
Kansai Paint Co., Ltd.	21,548	275,084
Koninklijke DSM NV	14,496	943,116
Kuraray Co., Ltd.	32,505	456,272
Lanxess AG	7,855	472,154
Linde AG	17,411	3,242,003
LyondellBasell Industries NV - Class A	18,170	1,203,944
Mitsubishi Chemical Holdings Corp.	127,132	597,412
Mitsubishi Gas Chemical Co., Inc.	36,159	265,814
Mitsui Chemicals, Inc. (b)	76,044	171,770
Monsanto Co.	28,590	2,824,692
Mosaic Co. (The)	14,780	795,312

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Nitto Denko Corp.	15,570	$1,001,709
Orica, Ltd.	34,476	648,088
PPG Industries, Inc.	8,235	1,205,686
Praxair, Inc.	16,015	1,844,287
Sherwin-Williams Co. (The)	4,550	803,530
Shin-Etsu Chemical Co., Ltd.	38,589	2,560,495
Showa Denko KK (b)	140,676	185,828
Sigma-Aldrich Corp. (b)	6,515	523,545
Sika AG	203	524,121
Solvay S.A.	5,574	729,196
Sumitomo Chemical Co., Ltd.	139,637	439,348
Syngenta AG	8,754	3,413,956
Taiyo Nippon Sanso Corp. (b)	22,268	154,264
Teijin, Ltd.	87,665	192,713
Toray Industries, Inc.	137,548	890,465
Ube Industries, Ltd.	94,552	175,432
Umicore S.A.	10,771	447,430
Yara International ASA	17,365	692,419

		55,951,159

Commercial Banks—3.5%
Aozora Bank, Ltd. (a)	100,635	314,575
Australia & New Zealand Banking Group, Ltd.	257,894	6,693,821
Banca Monte dei Paschi di Siena S.p.A. (a) (b)	602,432	152,910
Banco Bilbao Vizcaya Argentaria S.A.	520,019	4,330,303
Banco de Sabadell S.A. (b)	250,373	413,511
Banco Espirito Santo S.A. (a)	169,954	134,977
Banco Popular Espanol S.A. (a)	118,558	360,558
Banco Santander S.A.	1,016,080	6,432,704
Bank Hapoalim B.M. (a)	98,966	445,080
Bank Leumi Le-Israel B.M. (a)	117,430	388,622
Bank of East Asia, Ltd.	115,000	413,227
Bank of Ireland (a)	1,982,676	404,587
Bank of Kyoto, Ltd. (The)	29,632	247,110
Bank of Yokohama, Ltd. (The)	110,009	567,966
Bankia S.A. (a)	378,912	292,325
Banque Cantonale Vaudoise	284	141,183
Barclays plc	1,148,432	4,923,038
BB&T Corp.	37,475	1,269,653
Bendigo and Adelaide Bank, Ltd. (b)	38,313	351,157
BNP Paribas S.A.	93,416	5,103,945
BOC Hong Kong Holdings, Ltd.	347,500	1,061,291
CaixaBank	109,136	335,155
Chiba Bank, Ltd. (The)	69,833	476,034
Chugoku Bank, Ltd. (The)	15,798	221,134
Comerica, Inc.	10,345	412,041
Commerzbank AG (a)	90,935	792,529
Commonwealth Bank of Australia	151,260	9,507,655
Credit Agricole S.A. (a)	93,606	804,524
Danske Bank A/S (a)	61,683	1,050,102
DBS Group Holdings, Ltd.	161,100	1,961,089
DNB ASA	91,862	1,327,105
Erste Group Bank AG	22,253	592,496
Fifth Third Bancorp.	49,195	887,970

Commercial Banks—(Continued)
Fukuoka Financial Group, Inc.	72,326	$307,769
Gunma Bank, Ltd. (The)	35,171	194,356
Hachijuni Bank, Ltd. (The)	38,338	224,897
Hang Seng Bank, Ltd.	71,900	1,058,824
Hiroshima Bank, Ltd. (The) (b)	46,340	197,659
Hokuhoku Financial Group, Inc.	111,000	227,218
HSBC Holdings plc	1,737,506	18,005,918
Huntington Bancshares, Inc.	46,015	362,598
Intesa Sanpaolo S.p.A. (b)	1,092,833	1,748,666
Iyo Bank, Ltd. (The)	24,000	229,423
Joyo Bank, Ltd. (The)	63,592	348,190
KBC Groep NV	21,557	797,335
KeyCorp	50,560	558,182
Lloyds Banking Group plc (a)	4,297,899	4,143,432
M&T Bank Corp.	6,465	722,464
Mitsubishi UFJ Financial Group, Inc.	1,197,780	7,432,787
Mizrahi Tefahot Bank, Ltd. (a)	11,569	116,443
Mizuho Financial Group, Inc.	2,153,460	4,482,126
National Australia Bank, Ltd.	220,168	5,931,222
Natixis	86,751	361,072
Nishi-Nippon City Bank, Ltd. (The)	63,000	164,538
Nordea Bank AB	247,447	2,752,532
Oversea-Chinese Banking Corp., Ltd.	242,200	1,901,661
PNC Financial Services Group, Inc. (The)	28,435	2,073,480
Raiffeisen Bank International AG	4,707	137,150
Regions Financial Corp.	75,725	721,659
Resona Holdings, Inc.	177,226	863,186
Royal Bank of Scotland Group plc (a)	199,957	835,039
Seven Bank, Ltd. (b)	55,973	203,192
Shinsei Bank, Ltd.	154,300	350,121
Shizuoka Bank, Ltd. (The)	52,824	569,409
Skandinaviska Enskilda Banken AB - Class A	142,784	1,358,444
Societe Generale S.A.	66,010	2,247,684
Standard Chartered plc	226,821	4,897,022
Sumitomo Mitsui Financial Group, Inc.	119,650	5,489,975
Sumitomo Mitsui Trust Holdings, Inc.	292,090	1,363,775
SunTrust Banks, Inc.	28,840	910,479
Suruga Bank, Ltd.	17,000	309,765
Svenska Handelsbanken AB - A Shares	46,742	1,868,979
Swedbank AB - A Shares	85,125	1,942,790
U.S. Bancorp	101,635	3,674,105
UniCredit S.p.A.	407,982	1,907,794
Unione di Banche Italiane SCPA (b)	80,318	290,501
United Overseas Bank, Ltd.	119,400	1,862,493
Wells Fargo & Co. (c)	263,380	10,869,693
Westpac Banking Corp.	291,745	7,637,703
Yamaguchi Financial Group, Inc.	19,000	187,181
Zions Bancorporation	9,800	283,024

		157,934,332

Commercial Services & Supplies—0.2%
ADT Corp. (The) (a)	12,352	492,227
Aggreko plc (b)	25,271	633,561
Avery Dennison Corp.	5,360	229,194
Babcock International Group plc	34,000	572,456

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Brambles, Ltd.	146,363	$1,245,614
Cintas Corp.	5,720	260,489
Dai Nippon Printing Co., Ltd. (b)	51,963	472,822
Edenred S.A. (b)	19,111	584,582
G4S plc	132,221	461,991
Iron Mountain, Inc.	8,721	232,066
Park24 Co., Ltd.	9,180	166,523
Pitney Bowes, Inc. (b)	10,710	157,223
Republic Services, Inc.	16,015	543,549
Secom Co., Ltd.	19,729	1,074,290
Securitas AB - B Shares	29,357	255,506
Serco Group plc	46,655	438,753
Societe BIC S.A.	2,727	272,824
Stericycle, Inc. (a)	4,645	512,947
Toppan Printing Co., Ltd.	51,929	360,789
Tyco International, Ltd.	24,705	814,030
Waste Management, Inc.	23,305	939,891

		10,721,327

Communications Equipment—0.4%
AAC Technologies Holdings, Inc.	69,200	387,479
Cisco Systems, Inc. (c)	283,670	6,896,018
F5 Networks, Inc. (a)	4,245	292,056
Harris Corp.	6,020	296,485
JDS Uniphase Corp. (a)	12,370	177,880
Juniper Networks, Inc. (a)	28,240	545,314
Motorola Solutions, Inc.	15,330	885,001
Nokia Oyj (a) (b)	351,099	1,307,789
QUALCOMM, Inc.	91,385	5,581,796
Telefonaktiebolaget LM Ericsson - Class B	286,064	3,243,203

		19,613,021

Computers & Peripherals—0.7%
Apple, Inc. (c)	50,295	19,920,844
Dell, Inc.	78,055	1,042,034
EMC Corp.	112,510	2,657,486
Gemalto NV (b)	7,465	675,902
Hewlett-Packard Co.	105,420	2,614,416
NEC Corp.	232,087	507,853
NetApp, Inc. (a)	19,400	732,932
SanDisk Corp. (a)	12,925	789,717
Seagate Technology plc	18,870	845,942
Western Digital Corp.	11,925	740,423

		30,527,549

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	13,397	353,224
Bouygues S.A. (b)	18,287	465,489
Chiyoda Corp.	14,000	164,746
Ferrovial S.A.	38,056	607,986
Fluor Corp.	8,995	533,493
Hochtief AG	2,952	192,329
Jacobs Engineering Group, Inc. (a)	6,920	381,500
JGC Corp.	20,182	726,536
Kajima Corp.	79,151	262,590

Construction & Engineering—(Continued)
Kinden Corp.	12,500	$107,077
Koninklijke Boskalis Westminster NV	7,126	259,668
Leighton Holdings, Ltd. (b)	15,846	221,742
Obayashi Corp.	60,450	313,928
Quanta Services, Inc. (a)	11,365	300,718
Shimizu Corp.	55,178	222,445
Skanska AB - B Shares	35,864	592,639
Taisei Corp.	90,221	326,601
Vinci S.A.	43,586	2,174,436

		8,207,147

Construction Materials—0.2%
Boral, Ltd. (b)	71,078	271,751
CRH plc	68,303	1,383,910
Fletcher Building, Ltd.	64,021	417,560
HeidelbergCement AG	13,219	888,790
Holcim, Ltd. (a)	21,522	1,501,858
Imerys S.A.	3,188	195,345
James Hardie Industries plc	41,039	350,503
Lafarge S.A. (b)	17,551	1,073,530
Taiheiyo Cement Corp. (b)	110,000	351,630
Vulcan Materials Co.	6,920	334,997

		6,769,874

Consumer Finance—0.2%
Acom Co., Ltd. (a)	3,750	119,310
Aeon Credit Service Co., Ltd. (b)	6,205	176,235
American Express Co.	52,860	3,951,814
Capital One Financial Corp.	31,165	1,957,474
Credit Saison Co., Ltd.	14,815	371,851
Discover Financial Services	27,545	1,312,244
SLM Corp.	25,135	574,586

		8,463,514

Containers & Packaging—0.1%
Amcor, Ltd.	113,087	1,044,695
Ball Corp.	8,240	342,290
Bemis Co., Inc.	5,460	213,704
MeadWestvaco Corp.	9,240	315,176
Owens-Illinois, Inc. (a)	8,840	245,664
Rexam plc	73,967	535,455
Sealed Air Corp.	9,335	223,573
Toyo Seikan Group Holdings, Ltd.	15,296	235,539

		3,156,096

Distributors—0.0%
Genuine Parts Co.	8,315	649,152
Jardine Cycle & Carriage, Ltd. (b)	10,200	342,065

		991,217

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	6,754	243,742
H&R Block, Inc.	14,515	402,791

		646,533

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—1.0%
ASX, Ltd.	18,273	$550,299
Bank of America Corp.	577,928	7,432,154
Citigroup, Inc.	165,051	7,917,496
CME Group, Inc.	16,425	1,247,971
Deutsche Boerse AG	18,142	1,194,312
Eurazeo	2,939	157,313
Exor S.p.A.	6,090	180,102
First Pacific Co., Ltd.	197,400	210,411
Groupe Bruxelles Lambert S.A.	7,584	572,691
Hong Kong Exchanges and Clearing, Ltd.	102,700	1,538,797
Industrivarden AB - C Shares (b)	11,032	183,351
ING Groep NV (a)	360,038	3,289,918
IntercontinentalExchange, Inc. (a)	3,890	691,486
Investment AB Kinnevik - B Shares	19,443	496,279
Investor AB - B Shares	42,815	1,145,631
Japan Exchange Group, Inc. (b)	4,645	469,353
JPMorgan Chase & Co.	203,690	10,752,795
Leucadia National Corp.	10,605	278,063
London Stock Exchange Group plc	16,707	338,190
McGraw Hill Financial, Inc.	15,015	798,648
Mitsubishi UFJ Lease & Finance Co., Ltd.	54,740	259,444
Moody’s Corp.	10,355	630,930
NASDAQ OMX Group, Inc. (The)	6,280	205,921
NYSE Euronext	13,190	546,066
ORIX Corp.	103,660	1,416,542
Pargesa Holding S.A.	2,586	172,517
Pohjola Bank plc - A Shares	12,906	189,842
Singapore Exchange, Ltd.	79,600	439,516
Wendel S.A. (b)	3,026	311,030

		43,617,068

Diversified Telecommunication Services—1.1%
AT&T, Inc. (c)	300,551	10,639,505
Belgacom S.A. (b)	14,388	321,526
Bezeq The Israeli Telecommunication Corp., Ltd.	178,533	237,489
BT Group plc	740,834	3,466,835
CenturyLink, Inc.	33,320	1,177,862
Deutsche Telekom AG	264,027	3,079,505
Elisa Oyj	13,492	263,476
France Telecom S.A.	174,305	1,641,452
Frontier Communications Corp. (b)	53,485	216,614
Hellenic Telecommunications Organization S.A. (a)	23,036	179,820
HKT Trust / HKT, Ltd.	210,500	198,625
Iliad S.A. (b)	2,168	467,755
Inmarsat plc	42,016	431,198
Koninklijke KPN NV	302,760	626,165
Nippon Telegraph & Telephone Corp.	41,114	2,145,809
PCCW, Ltd.	375,700	176,439
Portugal Telecom SGPS S.A. (b)	58,807	228,687
Singapore Telecommunications, Ltd.	748,400	2,213,676
Swisscom AG	2,192	957,906
TDC A/S	69,793	564,630
Telecom Corp. of New Zealand, Ltd.	170,483	296,404
Telecom Italia S.p.A.	945,866	656,958

Diversified Telecommunication Services—(Continued)
Telecom Italia S.p.A. - Risparmio Shares	565,017	$312,216
Telefonica Deutschland Holding AG	26,247	189,982
Telefonica S.A. (a)	385,008	4,953,946
Telekom Austria AG	20,674	130,412
Telenor ASA	65,988	1,308,115
TeliaSonera AB	223,860	1,454,513
Telstra Corp., Ltd.	408,372	1,777,859
Verizon Communications, Inc. (c)	152,820	7,692,959
Vivendi S.A.	111,969	2,110,141
Windstream Corp. (b)	31,470	242,634
Ziggo NV	15,980	637,936

		50,999,049

Electric Utilities—0.7%
Acciona S.A. (b)	2,422	127,661
American Electric Power Co., Inc.	26,010	1,164,728
Cheung Kong Infrastructure Holdings, Ltd.	58,400	389,824
Chubu Electric Power Co., Inc. (b)	60,537	858,254
Chugoku Electric Power Co., Inc. (The) (b)	27,934	439,868
CLP Holdings, Ltd.	165,982	1,340,132
Contact Energy, Ltd.	34,436	136,342
Duke Energy Corp.	37,775	2,549,812
Edison International	17,475	841,596
EDP - Energias de Portugal S.A.	188,656	608,101
Electricite de France S.A. (b)	22,724	527,285
Enel S.p.A. (b)	618,727	1,939,569
Entergy Corp.	9,495	661,612
Exelon Corp.	45,784	1,413,810
FirstEnergy Corp.	22,425	837,350
Fortum OYJ	41,900	782,721
Hokkaido Electric Power Co., Inc. (a) (b)	17,197	233,472
Hokuriku Electric Power Co. (b)	15,811	248,877
Iberdrola S.A.	442,814	2,324,071
Kansai Electric Power Co., Inc. (The) (a)	66,133	908,223
Kyushu Electric Power Co., Inc. (a)	40,097	604,871
NextEra Energy, Inc.	22,675	1,847,559
Northeast Utilities	16,805	706,146
Pepco Holdings, Inc. (b)	12,270	247,363
Pinnacle West Capital Corp.	5,910	327,828
Power Assets Holdings, Ltd.	130,400	1,123,008
PPL Corp.	31,105	941,237
Red Electrica Corp. S.A. (b)	10,172	557,919
Shikoku Electric Power Co., Inc. (a)	16,752	303,408
Southern Co. (The)	46,905	2,069,918
SP AusNet	156,566	167,507
SSE plc	90,088	2,079,815
Terna Rete Elettrica Nazionale S.p.A. (b)	141,701	588,749
Tohoku Electric Power Co., Inc. (a)	42,538	532,809
Tokyo Electric Power Co., Inc. (a) (b)	135,885	701,924
Verbund AG	6,319	119,524
Xcel Energy, Inc.	26,110	739,957

		31,992,850

Electrical Equipment—0.4%
ABB, Ltd. (a)	206,702	4,462,452
Alstom S.A. (b)	20,269	663,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Eaton Corp. plc	24,798	$1,631,956
Emerson Electric Co.	38,955	2,124,606
Fuji Electric Co., Ltd.	51,942	183,324
Furukawa Electric Co., Ltd. (b)	62,300	144,495
Legrand S.A.	23,520	1,086,943
Mabuchi Motor Co., Ltd.	2,324	124,205
Mitsubishi Electric Corp.	181,739	1,702,610
Nidec Corp. (b)	9,565	667,443
Prysmian S.p.A.	19,244	357,799
Rockwell Automation, Inc.	7,575	629,785
Roper Industries, Inc.	5,250	652,155
Schneider Electric S.A.	49,598	3,575,787
Sumitomo Electric Industries, Ltd.	70,861	847,484

		18,854,179

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	8,595	669,894
Citizen Holdings Co., Ltd.	24,800	138,984
Corning, Inc.	79,840	1,136,123
FLIR Systems, Inc.	8,035	216,704
FUJIFILM Holdings Corp.	43,553	959,638
Hamamatsu Photonics KK	6,734	243,432
Hexagon AB - B Shares	22,329	595,510
Hirose Electric Co., Ltd.	2,855	376,565
Hitachi High-Technologies Corp.	5,811	140,107
Hitachi, Ltd.	454,158	2,917,378
Hoya Corp.	40,950	840,241
Ibiden Co., Ltd.	10,667	166,407
Jabil Circuit, Inc.	10,005	203,902
Keyence Corp.	4,288	1,368,523
Kyocera Corp.	15,299	1,557,357
Molex, Inc.	7,375	216,382
Murata Manufacturing Co., Ltd.	19,146	1,457,633
Nippon Electric Glass Co., Ltd.	34,602	168,528
Omron Corp.	19,266	574,896
Shimadzu Corp.	22,283	179,308
TDK Corp.	11,625	401,499
TE Connectivity, Ltd.	22,940	1,044,688
Yaskawa Electric Corp. (b)	20,000	243,435
Yokogawa Electric Corp.	20,143	241,100

		16,058,234

Energy Equipment & Services—0.5%
Aker Solutions ASA	15,334	208,210
AMEC plc	27,930	427,946
Baker Hughes, Inc.	23,585	1,087,976
Cameron International Corp. (a)	13,180	806,089
Cie Generale de Geophysique - Veritas (a)	14,864	328,718
Diamond Offshore Drilling, Inc.	3,685	253,491
Ensco plc - Class A	12,470	724,756
FMC Technologies, Inc. (a)	12,730	708,806
Fugro NV	6,619	357,226
Halliburton Co.	49,690	2,073,067
Helmerich & Payne, Inc. (b)	5,605	350,032
Nabors Industries, Ltd.	15,555	238,147
National Oilwell Varco, Inc.	22,875	1,576,088

Energy Equipment & Services—(Continued)
Noble Corp.	13,485	$506,766
Petrofac, Ltd.	24,501	447,922
Rowan Cos. plc - Class A (a)	6,620	225,543
Saipem S.p.A.	24,919	403,184
Schlumberger, Ltd. (c)	71,130	5,097,176
Seadrill, Ltd.	35,287	1,423,325
Subsea 7 S.A. (a)	24,801	433,962
Technip S.A. (b)	9,561	966,325
Tenaris S.A. (b)	44,454	894,435
Transocean, Ltd.	33,797	1,618,189
WorleyParsons, Ltd. (b)	19,519	345,133

		21,502,512

Food & Staples Retailing—0.9%
Aeon Co., Ltd. (b)	56,429	740,850
Carrefour S.A.	56,665	1,548,112
Casino Guichard Perrachon S.A.	5,296	494,576
Colruyt S.A.	7,167	376,771
Costco Wholesale Corp.	23,185	2,563,566
CVS Caremark Corp.	68,235	3,901,677
Delhaize Group S.A.	9,588	589,347
Distribuidora Internacional de Alimentacion S.A.	57,264	431,126
FamilyMart Co., Ltd.	5,514	235,186
J Sainsbury plc	115,053	621,491
Jeronimo Martins SGPS S.A.	23,661	498,039
Kesko Oyj - B Shares (b)	6,064	167,946
Koninklijke Ahold NV	94,812	1,408,549
Kroger Co. (The)	29,190	1,008,223
Lawson, Inc.	6,176	471,412
Metcash, Ltd. (b)	82,552	264,807
Metro AG	12,241	387,000
Olam International, Ltd. (b)	111,400	143,885
Safeway, Inc. (b)	12,800	302,848
Seven & I Holdings Co., Ltd.	70,831	2,589,277
Sysco Corp. (b)	31,365	1,071,429
TESCO plc	757,122	3,804,700
Wal-Mart Stores, Inc. (c)	90,124	6,713,337
Walgreen Co.	45,895	2,028,559
Wesfarmers, Ltd.	94,624	3,412,886
Whole Foods Market, Inc.	18,360	945,173
WM Morrison Supermarkets plc (b)	207,483	824,240
Woolworths, Ltd.	116,823	3,491,982

		41,036,994

Food Products—1.2%
Ajinomoto Co., Inc.	56,281	826,294
Archer-Daniels-Midland Co.	35,245	1,195,158
Aryzta AG (a)	8,233	461,656
Associated British Foods plc	33,487	886,462
Barry Callebaut AG (a) (b)	171	156,760
Calbee, Inc.	1,698	161,111
Campbell Soup Co. (b)	9,600	429,984
ConAgra Foods, Inc.	21,770	760,426
Danone S.A.	53,666	4,024,989
DE Master Blenders 1753 NV (a)	47,528	760,916

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
General Mills, Inc.	34,740	$1,685,932
Golden Agri-Resources, Ltd. (b)	692,600	304,256
Hershey Co. (The)	8,135	726,293
Hormel Foods Corp. (b)	7,175	276,812
J.M. Smucker Co. (The)	5,915	610,132
Kellogg Co.	13,185	846,873
Kerry Group plc - Class A	14,052	772,399
Kikkoman Corp.	15,100	251,235
Kraft Foods Group, Inc.	31,713	1,771,805
Lindt & Spruengli AG	10	435,120
Lindt & Spruengli AG (Participation Certifcate)	80	299,529
McCormick & Co., Inc.	7,070	497,445
Mead Johnson Nutrition Co.	10,960	868,361
MEIJI Holdings Co., Ltd.	5,818	279,540
Mondelez International, Inc. - Class A	95,140	2,714,344
Nestle S.A.	303,125	19,826,322
Nippon Meat Packers, Inc.	15,715	240,393
Nisshin Seifun Group, Inc.	17,420	208,679
Nissin Foods Holdings Co., Ltd. (b)	5,534	224,037
Orkla ASA	71,716	587,529
Suedzucker AG	7,737	239,488
Tate & Lyle plc	43,670	548,652
Toyo Suisan Kaisha, Ltd.	8,477	282,534
Tyson Foods, Inc. - Class A	15,510	398,297
Unilever NV	153,122	6,006,491
Unilever plc	120,643	4,899,477
Wilmar International, Ltd.	180,339	446,231
Yakult Honsha Co., Ltd. (b)	8,292	343,649
Yamazaki Baking Co., Ltd.	9,748	114,676

		56,370,287

Gas Utilities—0.1%
AGL Resources, Inc.	6,260	268,304
APA Group (b)	77,505	422,922
Enagas S.A.	18,071	446,386
Gas Natural SDG S.A. (b)	33,002	662,640
Hong Kong & China Gas Co., Ltd.	537,218	1,309,168
ONEOK, Inc.	11,020	455,236
Osaka Gas Co., Ltd.	175,489	742,768
Snam S.p.A.	190,720	868,424
Toho Gas Co., Ltd. (b)	38,048	196,809
Tokyo Gas Co., Ltd.	229,460	1,269,958

		6,642,615

Health Care Equipment & Supplies—0.5%
Abbott Laboratories	84,130	2,934,454
Baxter International, Inc.	29,360	2,033,767
Becton Dickinson & Co.	10,720	1,059,458
Boston Scientific Corp. (a)	76,020	704,705
C.R. Bard, Inc.	4,245	461,347
CareFusion Corp. (a)	11,870	437,410
Cochlear, Ltd.	5,427	304,548
Coloplast A/S - Class B	10,444	584,555
Covidien plc	25,765	1,619,073
DENTSPLY International, Inc.	7,575	310,272

Health Care Equipment & Supplies—(Continued)
Edwards Lifesciences Corp. (a)	6,210	$417,312
Elekta AB - B Shares	34,790	529,119
Essilor International S.A.	19,175	2,038,911
Getinge AB - B Shares (b)	18,927	573,786
Intuitive Surgical, Inc. (a)	2,210	1,119,542
Medtronic, Inc.	54,725	2,816,696
Olympus Corp. (a)	18,706	568,739
Smith & Nephew plc	85,081	948,207
Sonova Holding AG (a)	4,709	499,272
St. Jude Medical, Inc.	16,775	765,443
Stryker Corp.	15,530	1,004,480
Sysmex Corp.	6,828	446,853
Terumo Corp.	14,298	711,530
Varian Medical Systems, Inc. (a) (b)	5,915	398,967
William Demant Holding A/S (a)	2,521	208,447
Zimmer Holdings, Inc.	9,405	704,811

		24,201,704

Health Care Providers & Services—0.5%
Aetna, Inc.	20,644	1,311,720
Alfresa Holdings Corp.	3,904	209,030
AmerisourceBergen Corp.	13,445	750,634
Cardinal Health, Inc.	18,240	860,928
Celesio AG	7,919	172,032
Cigna Corp.	15,445	1,119,608
DaVita HealthCare Partners, Inc. (a)	4,550	549,640
Express Scripts Holding Co. (a)	43,484	2,682,528
Extendicare Inc. (b)	9,850	60,878
Fresenius Medical Care AG & Co. KGaA	19,921	1,411,350
Fresenius SE & Co. KGaA	11,727	1,445,450
Humana, Inc.	8,690	733,262
Laboratory Corp. of America Holdings (a)	5,205	521,021
McKesson Corp.	12,685	1,452,432
Medipal Holdings Corp.	12,587	170,579
Miraca Holdings, Inc. (b)	5,243	241,556
Patterson Cos., Inc.	4,550	171,080
Quest Diagnostics, Inc. (b)	8,535	517,477
Ramsay Health Care, Ltd.	12,447	406,744
Sonic Healthcare, Ltd.	35,376	479,160
Suzuken Co., Ltd. (b)	6,665	224,463
Tenet Healthcare Corp. (a)	5,577	257,100
UnitedHealth Group, Inc.	55,390	3,626,937
WellPoint, Inc.	17,450	1,428,108

		20,803,717

Health Care Technology—0.0%
Cerner Corp. (a)	7,780	747,580
M3, Inc.	68	152,771

		900,351

Hotels, Restaurants & Leisure—0.6%
Accor S.A.	14,955	525,253
Carnival Corp.	23,980	822,274
Carnival plc	17,251	598,342
Chipotle Mexican Grill, Inc. (a)	1,715	624,860

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Compass Group plc	172,005	$2,204,346
Crown, Ltd.	37,548	412,237
Darden Restaurants, Inc.	6,875	347,050
Echo Entertainment Group, Ltd.	73,730	205,889
Flight Centre, Ltd. (b)	5,260	187,854
Galaxy Entertainment Group, Ltd. (a)	196,771	949,570
Genting Singapore plc (b)	574,000	595,322
InterContinental Hotels Group plc	25,225	694,206
International Game Technology	14,310	239,120
Marriott International, Inc. - Class A	13,455	543,178
McDonald’s Corp.	54,060	5,351,940
McDonald’s Holdings Co. Japan, Ltd. (b)	6,277	173,582
MGM China Holdings, Ltd.	89,000	237,580
OPAP S.A.	20,901	175,027
Oriental Land Co., Ltd.	4,760	736,265
Sands China, Ltd.	226,435	1,063,415
Shangri-La Asia, Ltd.	147,200	252,252
SJM Holdings, Ltd.	181,956	438,319
Sky City Entertainment Group, Ltd.	54,026	182,026
Sodexo	8,772	730,462
Starbucks Corp.	40,700	2,665,443
Starwood Hotels & Resorts Worldwide, Inc.	10,505	663,811
TABCORP Holdings, Ltd.	68,364	189,733
Tatts Group, Ltd.	130,500	377,190
TUI Travel plc	41,845	225,994
Whitbread plc	16,853	785,908
William Hill plc	81,101	545,702
Wyndham Worldwide Corp.	7,645	437,523
Wynn Macau, Ltd.	145,878	392,840
Wynn Resorts, Ltd.	4,240	542,720
Yum! Brands, Inc.	24,500	1,698,830

		26,816,063

Household Durables—0.2%
Casio Computer Co., Ltd.	20,900	184,199
DR Horton, Inc. (b)	14,850	316,008
Electrolux AB - Series B	22,706	574,175
Garmin, Ltd. (b)	5,900	213,344
Harman International Industries, Inc.	3,590	194,578
Husqvarna AB - B Shares (b)	37,767	198,704
Leggett & Platt, Inc. (b)	7,480	232,553
Lennar Corp. - Class A	8,735	314,809
Newell Rubbermaid, Inc.	15,455	405,694
Panasonic Corp. (a)	207,428	1,667,111
Persimmon plc (a)	28,475	513,697
PulteGroup, Inc. (a)	18,080	342,977
Rinnai Corp.	3,075	218,910
Sekisui Chemical Co., Ltd.	39,915	424,902
Sekisui House, Ltd.	50,549	730,976
Sharp Corp. (a) (b)	96,178	387,976
Sony Corp. (b)	95,175	2,013,768
Whirlpool Corp.	4,190	479,168

		9,413,549

Household Products—0.5%
Clorox Co. (The) (b)	6,975	$579,902
Colgate-Palmolive Co.	47,930	2,745,910
Henkel AG & Co. KGaA	12,211	957,053
Kimberly-Clark Corp.	21,215	2,060,825
Procter & Gamble Co. (The) (c)	147,755	11,375,658
Reckitt Benckiser Group plc	60,774	4,308,263
Svenska Cellulosa AB - B Shares	54,796	1,371,930
Unicharm Corp. (b)	10,761	608,731

		24,008,272

Independent Power Producers & Energy Traders—0.0%
AES Corp. (The)	33,205	398,128
Electric Power Development Co., Ltd.	10,970	342,345
Enel Green Power S.p.A.	164,032	340,287
NRG Energy, Inc.	12,135	324,004

		1,404,764

Industrial Conglomerates—0.8%
3M Co.	34,135	3,732,662
Danaher Corp.	31,290	1,980,657
General Electric Co. (c)	566,205	13,130,294
Hopewell Holdings, Ltd.	53,000	175,620
Hutchison Whampoa, Ltd.	200,600	2,096,463
Keppel Corp., Ltd.	135,000	1,103,891
Koninklijke Philips NV	89,969	2,450,619
NWS Holdings, Ltd.	136,500	207,653
Sembcorp Industries, Ltd.	91,600	355,967
Siemens AG	74,531	7,530,810
Smiths Group plc	37,024	738,731
Toshiba Corp.	377,779	1,817,208

		35,320,575

Insurance—1.9%
ACE, Ltd.	18,230	1,631,220
Admiral Group plc	17,998	364,105
Aegon NV	166,830	1,113,747
Aflac, Inc.	25,055	1,456,197
Ageas	21,761	760,525
AIA Group, Ltd.	1,132,073	4,757,612
Allianz SE	42,859	6,259,142
Allstate Corp. (The)	25,935	1,247,992
American International Group, Inc. (a)	79,595	3,557,896
AMP, Ltd.	275,453	1,064,192
Aon plc	17,330	1,115,186
Assicurazioni Generali S.p.A.	109,757	1,915,337
Assurant, Inc.	4,355	221,713
Aviva plc	276,929	1,422,341
AXA S.A.	168,394	3,308,672
Baloise Holding AG	4,465	432,388
Berkshire Hathaway, Inc. - Class B (a) (c)	98,330	11,005,094
Chubb Corp. (The)	14,310	1,211,341
Cincinnati Financial Corp.	7,840	359,856
CNP Assurances	15,011	214,717
Dai-ichi Life Insurance Co., Ltd. (The)	802	1,160,778
Delta Lloyd NV	17,290	344,455

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Direct Line Insurance Group plc	77,548	$275,195
Genworth Financial, Inc. - Class A (a)	26,315	300,254
Gjensidige Forsikring ASA	18,753	275,443
Hannover Rueckversicherung SE	5,711	410,441
Hartford Financial Services Group, Inc.	23,290	720,127
Insurance Australia Group, Ltd.	194,916	962,869
Legal & General Group plc	554,038	1,449,587
Lincoln National Corp.	14,920	544,132
Loews Corp.	16,770	744,588
Mapfre S.A. (b)	72,178	233,494
Marsh & McLennan Cos., Inc.	29,140	1,163,269
MetLife, Inc. (d)	56,965	2,606,718
MS&AD Insurance Group Holdings	47,639	1,211,577
Muenchener Rueckversicherungs AG	16,858	3,095,562
NKSJ Holdings, Inc.	31,766	757,588
Old Mutual plc	459,964	1,262,408
Principal Financial Group, Inc.	14,875	557,069
Progressive Corp. (The)	30,055	763,998
Prudential Financial, Inc.	25,010	1,826,480
Prudential plc	240,381	3,951,778
QBE Insurance Group, Ltd.	112,492	1,552,527
Resolution, Ltd.	133,299	575,409
RSA Insurance Group plc	338,232	613,285
Sampo Oyj - A Shares	39,395	1,528,846
SCOR SE (b)	14,437	440,871
Sony Financial Holdings, Inc.	16,356	258,444
Standard Life plc	221,036	1,155,634
Suncorp Group, Ltd.	121,053	1,310,757
Swiss Life Holding AG (a)	3,016	487,980
Swiss Re AG (a)	33,104	2,452,228
T&D Holdings, Inc.	54,452	732,487
Tokio Marine Holdings, Inc.	65,079	2,063,939
Torchmark Corp.	5,060	329,608
Travelers Cos., Inc. (The)	20,680	1,652,746
Tryg A/S	2,306	189,681
Unum Group	15,015	440,991
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,620	167,619
XL Group plc	16,315	494,671
Zurich Financial Services AG (a)	13,942	3,613,190

		88,097,996

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (a)	19,470	5,406,624
Expedia, Inc.	5,065	304,660
Netflix, Inc. (a) (b)	2,943	621,238
priceline.com, Inc. (a)	2,745	2,270,472
Rakuten, Inc.	68,279	807,639
TripAdvisor, Inc. (a)	5,865	357,003

		9,767,636

Internet Software & Services—0.4%
Akamai Technologies, Inc. (a)	9,500	404,225
Dena Co., Ltd. (b)	9,923	193,586
eBay, Inc. (a)	62,215	3,217,760
Google, Inc. - Class A (a) (c)	14,205	12,505,656

Internet Software & Services—(Continued)
Gree, Inc. (a) (b)	9,936	$88,189
United Internet AG	10,030	282,688
VeriSign, Inc. (a)	8,345	372,688
Yahoo Japan Corp.	1,368	675,990
Yahoo!, Inc. (a)	55,855	1,402,519

		19,143,301

IT Services—0.7%
Accenture plc - Class A	34,085	2,452,757
Amadeus IT Holding S.A. - A Shares	35,761	1,142,361
Atos Origin S.A.	5,237	388,690
Automatic Data Processing, Inc.	25,965	1,787,950
Cap Gemini S.A.	13,522	657,394
Cognizant Technology Solutions Corp. - Class A (a)	16,015	1,002,699
Computer Sciences Corp.	8,235	360,446
Computershare, Ltd.	44,396	414,310
Fidelity National Information Services, Inc.	13,395	573,842
Fiserv, Inc. (a)	7,280	636,345
Fujitsu, Ltd.	175,016	723,579
International Business Machines Corp. (c)	57,655	11,018,447
Itochu Techno-Solutions Corp.	2,400	99,339
Mastercard, Inc. - Class A	5,800	3,332,100
Nomura Research Institute, Ltd.	9,530	311,022
NTT Data Corp.	119	422,399
Otsuka Corp. (b)	1,560	173,617
Paychex, Inc. (b)	17,275	630,883
SAIC, Inc. (b)	15,160	211,179
Teradata Corp. (a)	9,040	454,079
Total System Services, Inc.	8,635	211,385
Visa, Inc. - Class A	28,010	5,118,827
Western Union Co. (The)	32,250	551,798

		32,675,448

Leisure Equipment & Products—0.1%
Hasbro, Inc. (b)	6,175	276,825
Mattel, Inc.	18,235	826,228
Namco Bandai Holdings, Inc.	16,710	271,714
Nikon Corp.	32,055	747,988
Sankyo Co., Ltd.	5,104	241,117
Sega Sammy Holdings, Inc.	17,548	439,364
Shimano, Inc. (b)	7,441	631,756
Yamaha Corp.	14,800	169,690

		3,604,682

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	18,635	796,833
Life Technologies Corp. (a)	9,395	695,324
Lonza Group AG (a)	5,012	375,697
PerkinElmer, Inc.	6,060	196,950
QIAGEN NV (a)	22,381	439,594
Thermo Fisher Scientific, Inc.	19,560	1,655,363
Waters Corp. (a)	4,750	475,237

		4,634,998

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—0.9%
Alfa Laval AB	29,571	$601,232
Amada Co., Ltd.	32,986	217,877
Andritz AG	6,844	350,666
Atlas Copco AB - A Shares (b)	63,121	1,515,927
Atlas Copco AB - B Shares	36,723	783,280
Caterpillar, Inc.	35,045	2,890,862
Cummins, Inc.	9,555	1,036,335
Deere & Co.	20,975	1,704,219
Dover Corp.	9,800	761,068
FANUC Corp.	18,010	2,611,579
Fiat Industrial S.p.A.	80,528	897,051
Flowserve Corp.	8,340	450,443
GEA Group AG	17,190	607,898
Hino Motors, Ltd.	24,133	354,356
Hitachi Construction Machinery Co., Ltd.	10,158	205,390
IHI Corp. (b)	123,748	469,214
Illinois Tool Works, Inc.	23,170	1,602,669
IMI plc	30,377	575,217
Ingersoll-Rand plc	15,375	853,620
Invensys plc	60,969	383,646
Japan Steel Works, Ltd. (The)	29,374	161,730
Joy Global, Inc. (b)	5,705	276,864
JTEKT Corp.	19,317	217,401
Kawasaki Heavy Industries, Ltd.	132,697	408,143
Komatsu, Ltd.	87,787	2,029,913
Kone Oyj - Class B (b)	14,636	1,160,219
Kubota Corp.	102,359	1,486,023
Kurita Water Industries, Ltd.	10,624	225,469
Makita Corp.	10,590	572,390
MAN SE	3,313	361,741
Melrose Industries plc	119,060	450,734
Metso Oyj	12,075	409,141
Mitsubishi Heavy Industries, Ltd.	285,000	1,583,536
Nabtesco Corp.	10,740	223,422
NGK Insulators, Ltd.	24,922	309,122
NSK, Ltd.	43,284	414,244
PACCAR, Inc.	18,895	1,013,906
Pall Corp.	6,210	412,530
Parker Hannifin Corp.	8,035	766,539
Pentair, Ltd.	11,273	650,339
Sandvik AB (b)	100,223	1,193,449
Scania AB - B Shares	30,167	601,027
Schindler Holding AG	6,600	910,362
Sembcorp Marine, Ltd. (b)	77,700	263,377
SKF AB - B Shares (b)	36,939	860,868
SMC Corp.	5,113	1,029,740
Snap-on, Inc.	3,080	275,290
Stanley Black & Decker, Inc.	9,040	698,792
Sulzer AG	2,255	359,276
Sumitomo Heavy Industries, Ltd.	51,676	217,820
THK Co., Ltd.	10,752	226,069
Vallourec S.A.	9,983	505,156
Volvo AB - B Shares	141,398	1,884,585
Wartsila Oyj Abp	16,687	722,913
Weir Group plc (The)	19,978	656,757
Xylem, Inc.	9,900	266,706

Machinery—(Continued)
Yangzijiang Shipbuilding Holdings, Ltd. (b)	179,890	$117,790
Zardoya Otis S.A. (b)	14,404	203,467

		42,999,399

Marine—0.1%
AP Moeller - Maersk A/S - Class A	52	350,254
AP Moeller - Maersk A/S - Class B	124	886,993
Kuehne & Nagel International AG	5,076	556,530
Mitsui OSK Lines, Ltd. (a) (b)	101,913	397,719
Nippon Yusen KK (b)	150,984	400,423
Orient Overseas International, Ltd.	20,500	131,312

		2,723,231

Media—0.9%
Axel Springer AG (b)	3,701	157,694
British Sky Broadcasting Group plc	98,833	1,192,638
Cablevision Systems Corp. - Class A	11,525	193,851
CBS Corp. - Class B	31,910	1,559,442
Comcast Corp. - Class A	143,440	6,007,267
Dentsu, Inc.	16,987	587,560
DIRECTV (a)	33,675	2,075,053
Discovery Communications, Inc. - Class A (a)	13,250	1,023,032
Eutelsat Communications S.A.	13,449	380,651
Gannett Co., Inc.	12,330	301,592
Hakuhodo DY Holdings, Inc.	2,194	153,758
Interpublic Group of Cos., Inc. (The)	23,415	340,688
ITV plc	347,826	743,574
JCDecaux S.A. (b)	6,214	169,378
Kabel Deutschland Holding AG	8,321	913,677
Lagardere SCA	10,478	291,868
News Corp. - Class A	109,125	3,557,475
Omnicom Group, Inc.	14,255	896,212
Pearson plc	76,840	1,364,349
Publicis Groupe S.A.	16,780	1,189,877
Reed Elsevier NV	64,829	1,075,310
Reed Elsevier plc	112,223	1,278,781
Scripps Networks Interactive, Inc. - Class A	4,650	310,434
SES S.A.	28,569	815,960
Singapore Press Holdings, Ltd. (b)	150,000	492,393
Telenet Group Holding NV	4,825	220,913
Time Warner Cable, Inc.	16,435	1,848,609
Time Warner, Inc.	50,885	2,942,171
Toho Co., Ltd.	10,694	220,197
Viacom, Inc. - Class B	25,420	1,729,831
Walt Disney Co. (The)	96,270	6,079,450
Washington Post Co. (The) - Class B (b)	253	122,394
Wolters Kluwer NV	28,493	600,880
WPP plc	118,856	2,030,604

		42,867,563

Metals & Mining—0.9%
Alcoa, Inc. (b)	57,170	447,069
Allegheny Technologies, Inc. (b)	5,705	150,098

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Alumina, Ltd. (a) (b)	237,401	$211,490
Anglo American plc	130,964	2,530,695
Antofagasta plc	36,905	448,030
ArcelorMittal	94,061	1,048,490
BHP Billiton plc	198,456	5,097,237
BHP Billiton, Ltd.	301,893	8,699,109
Boliden AB	25,554	316,401
Cliffs Natural Resources, Inc. (b)	7,625	123,906
Daido Steel Co., Ltd.	26,068	132,226
Fortescue Metals Group, Ltd. (b)	146,345	401,462
Freeport-McMoRan Copper & Gold, Inc.	50,860	1,404,245
Fresnillo plc	16,788	225,993
GlencoreXstrata plc	939,447	3,908,062
Hitachi Metals, Ltd. (b)	15,465	174,043
Iluka Resources, Ltd. (b)	39,228	354,168
JFE Holdings, Inc.	46,261	1,015,603
Kobe Steel, Ltd. (a) (b)	233,670	289,833
Maruichi Steel Tube, Ltd.	4,400	112,630
Mitsubishi Materials Corp.	104,804	368,838
Newcrest Mining, Ltd.	72,074	647,331
Newmont Mining Corp.	26,565	795,622
Nippon Steel Sumitomo Metal Corp.	714,089	1,929,867
Norsk Hydro ASA (b)	87,282	347,632
Nucor Corp.	16,970	735,140
Randgold Resources, Ltd.	8,235	523,792
Rio Tinto plc	119,448	4,895,761
Rio Tinto, Ltd. (b)	40,961	1,945,545
Sumitomo Metal Mining Co., Ltd.	49,516	552,256
ThyssenKrupp AG (a)	36,355	714,160
United States Steel Corp. (b)	7,675	134,543
Vedanta Resources plc (b)	8,767	136,586
Voestalpine AG (b)	10,537	370,931
Yamato Kogyo Co., Ltd.	4,000	122,417

		41,311,211

Multi-Utilities—0.5%
AGL Energy, Ltd.	51,715	682,238
Ameren Corp.	12,930	445,309
CenterPoint Energy, Inc.	22,830	536,277
Centrica plc	488,514	2,681,028
CMS Energy Corp.	14,185	385,406
Consolidated Edison, Inc.	15,705	915,759
Dominion Resources, Inc.	30,760	1,747,783
DTE Energy Co.	9,240	619,172
E.ON SE	169,281	2,777,636
GDF Suez	124,740	2,432,218
Integrys Energy Group, Inc.	4,190	245,241
National Grid plc	344,478	3,896,558
NiSource, Inc.	15,250	436,760
PG&E Corp.	22,865	1,045,616
Public Service Enterprise Group, Inc.	27,070	884,106
RWE AG	46,001	1,467,808
SCANA Corp.	7,010	344,191
Sempra Energy	12,080	987,661
Suez Environnement Co. (b)	26,258	338,077
TECO Energy, Inc. (b)	10,865	186,769

Multi-Utilities—(Continued)
Veolia Environnement S.A. (b)	31,802	$360,272
Wisconsin Energy Corp.	12,325	505,202

		23,921,087

Multiline Retail—0.2%
Dollar General Corp. (a)	14,340	723,166
Dollar Tree, Inc. (a)	12,340	627,366
Don Quijote Co., Ltd.	5,160	251,593
Family Dollar Stores, Inc.	5,240	326,504
Harvey Norman Holdings, Ltd. (b)	49,785	115,290
Isetan Mitsukoshi Holdings, Ltd.	33,397	443,533
J Front Retailing Co., Ltd.	44,915	358,265
J.C. Penney Co., Inc. (a) (b)	7,575	129,381
Kohl’s Corp.	11,585	585,158
Macy’s, Inc.	21,530	1,033,440
Marks & Spencer Group plc	151,663	991,068
Marui Group Co., Ltd.	20,900	208,438
Next plc	15,156	1,048,208
Nordstrom, Inc.	8,150	488,511
Takashimaya Co., Ltd.	24,372	246,999
Target Corp.	35,140	2,419,741

		9,996,661

Office Electronics—0.1%
Brother Industries, Ltd.	22,146	249,455
Canon, Inc. (b)	106,633	3,502,222
Konica Minolta, Inc.	44,753	338,017
Ricoh Co., Ltd.	62,478	743,470
Xerox Corp.	70,100	635,807

		5,468,971

Oil, Gas & Consumable Fuels—2.9%
Anadarko Petroleum Corp.	26,765	2,299,916
Apache Corp.	20,955	1,756,658
BG Group plc	319,830	5,458,535
BP plc	1,801,497	12,497,298
Cabot Oil & Gas Corp.	11,210	796,134
Caltex Australia, Ltd.	12,653	207,838
Chesapeake Energy Corp. (b)	27,755	565,647
Chevron Corp. (c)	105,280	12,458,835
ConocoPhillips	65,120	3,939,760
CONSOL Energy, Inc.	12,120	328,452
Cosmo Oil Co., Ltd. (a)	51,000	94,108
Delek Group, Ltd.	386	100,180
Denbury Resources, Inc. (a)	20,965	363,114
Devon Energy Corp.	20,180	1,046,938
ENI S.p.A.	239,124	4,912,709
EOG Resources, Inc.	14,545	1,915,286
EQT Corp.	7,980	633,373
Exxon Mobil Corp. (c)	243,589	22,008,266
Galp Energia, SGPS, S.A.	25,519	377,695
Hess Corp.	15,910	1,057,856
Idemitsu Kosan Co., Ltd. (b)	2,100	161,565
Inpex Corp.	207	865,379
Japan Petroleum Exploration Co.	2,700	109,583

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
JX Holdings, Inc.	211,024	$1,023,528
Kinder Morgan, Inc.	30,520	1,164,338
Lundin Petroleum AB (a)	20,847	411,714
Marathon Oil Corp.	37,730	1,304,703
Marathon Petroleum Corp.	18,165	1,290,805
Murphy Oil Corp.	9,855	600,071
Neste Oil Oyj (b)	11,972	174,274
Newfield Exploration Co. (a)	7,170	171,291
Noble Energy, Inc.	19,190	1,152,168
Occidental Petroleum Corp.	43,435	3,875,705
OMV AG	13,844	622,791
Origin Energy, Ltd.	102,837	1,176,826
Peabody Energy Corp.	14,345	210,011
Phillips 66	33,560	1,977,020
Pioneer Natural Resources Co.	6,615	957,521
QEP Resources, Inc.	9,495	263,771
Range Resources Corp.	8,735	675,390
Repsol S.A.	78,356	1,651,834
Royal Dutch Shell plc - A Shares	354,597	11,315,614
Royal Dutch Shell plc - B Shares	245,721	8,126,184
Santos, Ltd.	90,376	1,032,509
Showa Shell Sekiyu KK (b)	17,700	145,641
Southwestern Energy Co. (a)	18,635	680,737
Spectra Energy Corp.	34,950	1,204,377
Statoil ASA	104,904	2,162,645
Tesoro Corp.	7,475	391,092
TonenGeneral Sekiyu KK (b)	26,075	252,668
Total S.A.	200,153	9,760,344
Tullow Oil plc	85,356	1,303,854
Valero Energy Corp.	29,555	1,027,627
Whitehaven Coal, Ltd. (b)	52,431	110,294
Williams Cos., Inc. (The)	33,565	1,089,856
Woodside Petroleum, Ltd.	61,957	1,971,928
WPX Energy, Inc. (a) (b)	10,655	201,806

		133,436,062

Paper & Forest Products—0.1%
International Paper Co.	23,385	1,036,189
OJI Holdings Corp. (b)	74,372	299,981
Stora Enso Oyj - R Shares	51,600	343,844
UPM-Kymmene Oyj (b)	49,207	479,923

		2,159,937

Personal Products—0.2%
Avon Products, Inc.	23,130	486,424
Beiersdorf AG	9,489	827,393
Estee Lauder Cos., Inc. (The) - Class A	12,920	849,748
Kao Corp. (b)	49,524	1,685,372
L’Oreal S.A.	22,722	3,715,090
Shiseido Co., Ltd. (b)	33,809	502,911

		8,066,938

Pharmaceuticals—3.0%
AbbVie, Inc.	84,130	3,477,934
Actavis, Inc. (a)	6,870	867,131

Pharmaceuticals—(Continued)
Allergan, Inc.	16,465	$1,387,012
Astellas Pharma, Inc.	41,824	2,277,616
AstraZeneca plc	117,325	5,549,936
Bayer AG	77,732	8,286,753
Bristol-Myers Squibb Co.	90,015	4,022,770
Chugai Pharmaceutical Co., Ltd.	21,074	436,903
Daiichi Sankyo Co., Ltd.	63,299	1,057,005
Dainippon Sumitomo Pharma Co., Ltd.	15,000	198,300
Eisai Co., Ltd. (b)	23,680	965,841
Eli Lilly & Co.	54,750	2,689,320
Forest Laboratories, Inc. (a)	12,455	510,655
GlaxoSmithKline plc	461,195	11,537,633
Hisamitsu Pharmaceutical Co., Inc. (b)	5,825	296,743
Hospira, Inc. (a) (b)	8,840	338,660
Johnson & Johnson (c)	147,870	12,696,118
Kyowa Hakko Kirin Co., Ltd. (b)	21,167	239,483
Merck & Co., Inc. (c)	163,305	7,585,517
Merck KGaA	6,075	923,944
Mitsubishi Tanabe Pharma Corp.	20,801	270,077
Mylan, Inc. (a)	21,685	672,886
Novartis AG	216,221	15,323,454
Novo Nordisk A/S - Class B	38,282	5,960,031
Ono Pharmaceutical Co., Ltd.	7,834	531,623
Orion Oyj - Class B (b)	9,235	216,004
Otsuka Holdings Co., Ltd.	34,114	1,126,525
Perrigo Co.	4,710	569,910
Pfizer, Inc.	365,826	10,246,786
Roche Holding AG	66,040	16,363,680
Sanofi	112,207	11,563,724
Santen Pharmaceutical Co., Ltd. (b)	7,037	303,541
Shionogi & Co., Ltd.	28,098	586,502
Shire plc	52,383	1,661,746
Taisho Pharmaceutical Holdings Co., Ltd.	2,966	210,546
Takeda Pharmaceutical Co., Ltd.	74,250	3,360,211
Teva Pharmaceutical Industries, Ltd.	79,841	3,129,620
Tsumura & Co. (b)	5,700	168,057
UCB S.A.	10,379	558,853
Zoetis, Inc.	27,000	834,030

		139,003,080

Professional Services—0.2%
Adecco S.A. (a)	12,465	707,573
ALS, Ltd. (b)	32,401	281,420
Bureau Veritas S.A. (b)	20,768	537,815
Capita Group plc	61,611	907,762
Dun & Bradstreet Corp. (The) (b)	2,425	236,316
Equifax, Inc.	6,415	378,036
Experian plc	94,947	1,646,812
Intertek Group plc	15,179	676,370
Randstad Holding NV	11,341	463,089
Robert Half International, Inc.	7,580	251,883
Seek, Ltd.	30,168	248,816
SGS S.A.	515	1,103,740

		7,439,632

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—2.6%
Acadia Realty Trust	6,300	$155,547
Activia Properties, Inc.	18	141,877
Advance Residence Investment Corp.	152	329,419
Aedifica	1,000	61,789
Affine S.A.	650	10,829
Agree Realty Corp.	1,500	44,280
Alexander’s, Inc.	250	73,428
Alexandria Real Estate Equities, Inc.	8,050	529,046
Allied Properties Real Estate Investment Trust	7,750	235,882
Alstria Office REIT-AG (a)	7,750	84,726
American Assets Trust, Inc.	3,850	118,811
American Campus Communities, Inc.	11,950	485,887
American Tower Corp.	21,165	1,548,643
ANF Immobilier	800	21,920
Apartment Investment & Management Co. - Class A	24,365	731,925
Artis Real Estate Investment Trust	14,350	206,170
Ascendas Real Estate Investment Trust (REIT)	416,200	732,184
Ashford Hospitality Trust, Inc.	6,100	69,845
Associated Estates Realty Corp. (b)	5,750	92,460
AvalonBay Communities, Inc.	20,045	2,704,271
Befimmo S.C.A. Sicafi	1,800	113,834
Beni Stabili S.p.A.	94,150	58,074
Big Yellow Group plc	14,650	85,884
BioMed Realty Trust, Inc.	21,950	444,048
Boardwalk Real Estate Investment Trust	4,550	252,182
Boston Properties, Inc.	25,475	2,686,848
Brandywine Realty Trust	17,900	242,008
BRE Properties, Inc.	8,750	437,675
British Land Co. plc	200,835	1,728,023
BWP Trust (b)	61,450	125,977
Calloway Real Estate Investment Trust	11,600	283,575
Camden Property Trust	9,700	670,658
Campus Crest Communities, Inc.	7,350	84,819
Canadian Apartment Properties	11,600	249,824
Canadian Real Estate Investment Trust	7,750	320,921
CapitaCommercial Trust (b)	405,800	468,988
CapitaMall Trust	522,550	822,408
CapLease, Inc.	10,150	85,666
CBL & Associates Properties, Inc.	18,800	402,696
CDL Hospitality Trusts (b)	71,850	96,360
Cedar Realty Trust, Inc.	8,200	42,476
CFS Retail Property Trust (REIT) (b)	425,104	774,370
Champion	291,750	133,530
Charter Hall Retail (b)	37,550	130,844
Chartwell Retirement Residences	19,450	181,425
Chesapeake Lodging Trust	5,550	115,384
Cofinimmo	1,750	191,250
Colonial Properties Trust	9,150	220,698
Cominar Real Estate Investment Trust	14,281	282,986
Commonwealth Property Office Fund (b)	268,300	269,364
CommonWealth REIT	13,500	312,120
Corio NV	13,860	549,547
Corporate Office Properties Trust	9,200	234,600
Cousins Properties, Inc.	12,450	125,745

Real Estate Investment Trusts—(Continued)
Crombie Real Estate Investment Trust	6,100	$79,462
CubeSmart	15,200	242,896
Daiwahouse Residential Investment Corp.	23	91,933
DCT Industrial Trust, Inc.	33,300	238,095
DDR Corp.	28,850	480,352
Derwent London plc	10,500	367,027
Dexus Property Group	963,758	936,989
DiamondRock Hospitality Co.	22,300	207,836
Digital Realty Trust, Inc. (b)	14,700	896,700
Douglas Emmett, Inc.	15,150	377,992
Duke Realty Corp.	36,750	572,932
Dundee International Real Estate Investment Trust	10,650	99,746
Dundee Real Estate Investment Trust - Class A	11,900	369,322
DuPont Fabros Technology, Inc. (b)	7,350	177,502
EastGroup Properties, Inc.	3,450	194,131
Education Realty Trust, Inc.	12,900	131,967
EPR Properties (b)	5,400	271,458
Equity Lifestyle Properties, Inc.	4,300	337,937
Equity One, Inc.	6,750	152,752
Equity Residential	56,860	3,301,292
Essex Property Trust, Inc.	4,350	691,302
Eurobank Properties Real Estate Investment Co. (a)	3,050	28,320
Eurocommercial Properties NV	3,950	144,923
Excel Trust, Inc.	5,150	65,972
Extra Space Storage, Inc.	11,950	501,063
Federal Realty Investment Trust	7,400	767,232
Federation Centres, Ltd. (REIT)	279,395	603,703
FelCor Lodging Trust, Inc. (a)	14,200	83,922
First Industrial Realty Trust, Inc.	12,250	185,832
First Potomac Realty Trust	6,600	86,196
Fonciere Des Regions	6,321	473,933
Fortune Real Estate Investment Trust	135,850	124,218
Franklin Street Properties Corp.	10,050	132,660
Frontier Real Estate Investment Corp. (b)	15	137,774
Gecina S.A. (b)	4,194	461,831
General Growth Properties, Inc.	63,000	1,251,810
Getty Realty Corp.	2,850	58,853
Glimcher Realty Trust	16,200	176,904
GLP J-Reit	135	132,039
Goodman Group	356,880	1,581,703
Government Properties Income Trust	6,250	157,625
GPT Group	346,007	1,210,976
Granite Real Estate Investment Trust	5,400	186,076
Great Portland Estates plc	39,300	317,458
H&R Real Estate Investment Trust	29,344	614,949
Hamborner REIT AG	5,150	46,889
Hammerson plc	147,736	1,098,786
Hansteen Holdings plc	73,000	89,521
HCP, Inc.	74,815	3,399,594
Health Care REIT, Inc.	44,795	3,002,609
Healthcare Realty Trust, Inc.	10,300	262,650
Hersha Hospitality Trust	19,250	108,570
Highwoods Properties, Inc.	9,200	327,612
Home Properties, Inc.	6,000	392,220

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Hospitality Properties Trust	15,950	$419,166
Host Hotels & Resorts, Inc.	123,815	2,088,759
Hudson Pacific Properties, Inc.	4,850	103,208
ICADE	4,812	397,359
Immobiliare Grande Distribuzione	15,928	16,088
Industrial & Infrastructure Fund Investment Corp.	13	126,256
Inland Real Estate Corp.	9,750	99,645
InnVest Real Estate Investment Trust	9,700	39,014
Intervest Offices & Warehouses	700	16,314
Intu Properties plc (REIT)	139,302	663,754
Investa Office Fund	65,262	172,652
Investors Real Estate Trust	11,500	98,900
Japan Excellent, Inc. (b)	17	95,822
Japan Logistics Fund, Inc.	15	137,650
Japan Prime Realty Investment Corp. (REIT) (b)	165	504,943
Japan Real Estate Investment Corp.	124	1,385,896
Japan Retail Fund Investment Corp.	433	901,645
Kenedix Realty Investment Corp.	25	99,697
Keppel (REIT)	149,900	153,135
Kilroy Realty Corp.	8,650	458,536
Kimco Realty Corp.	68,120	1,459,812
Kite Realty Group Trust	10,550	63,617
Kiwi Income Property Trust	113,050	92,956
Klepierre	20,525	808,971
Land Securities Group plc	162,494	2,173,623
LaSalle Hotel Properties	10,900	269,230
Lexington Realty Trust (b)	24,250	283,240
Liberty Property Trust	13,750	508,200
Link REIT (The)	476,000	2,326,771
London & Stamford Property plc	66,750	105,433
LTC Properties, Inc.	3,900	152,295
Macerich Co. (The)	23,170	1,412,675
Mack-Cali Realty Corp.	10,000	244,900
Mapletree Commercial Trust	146,200	136,671
Mapletree Industrial Trust	130,250	135,133
Mapletree Logistics Trust	163,600	141,967
Medical Properties Trust, Inc.	17,100	244,872
Mercialys S.A. (b)	4,700	90,620
Mid-America Apartment Communities, Inc.	4,850	328,684
Mirvac Group	762,987	1,111,510
Morguard Real Estate Investment Trust	4,050	62,770
Mori Hills REIT Investment Corp. (b)	16	99,715
Mori Trust Sogo REIT, Inc. (b)	16	143,285
Mucklow A & J Group plc	5,250	29,485
National Health Investors, Inc.	2,800	167,608
National Retail Properties, Inc.	13,350	459,240
Nieuwe Steen Investments NV	6,243	39,955
Nippon Accommodations Fund, Inc.	18	117,879
Nippon Building Fund, Inc. (b)	142	1,645,554
Nippon Prologis REIT, Inc.	28	244,003
Nomura Real Estate Master Fund, Inc. (a)	190	188,506
Nomura Real Estate Office Fund, Inc. (b)	61	267,564
Northern Property Real Estate Investment Trust	3,650	95,128

Real Estate Investment Trusts—(Continued)
NorthWest Healthcare Properties Real Estate Investment Trust	3,400	$37,081
Omega Healthcare Investors, Inc.	13,250	411,015
Orix JREIT, Inc. (b)	185	212,003
Parkway Properties, Inc.	4,950	82,962
Pebblebrook Hotel Trust	7,000	180,950
Pennsylvania Real Estate Investment Trust	7,250	136,880
Piedmont Office Realty Trust, Inc. - Class A	19,300	345,084
Plum Creek Timber Co., Inc.	8,635	402,995
Post Properties, Inc.	6,200	306,838
Premier Investment Corp.	18	69,210
Primary Health Properties plc (b)	10,704	53,366
Prime Office REIT-AG	4,450	20,682
ProLogis, Inc.	81,580	3,077,198
PS Business Parks, Inc.	2,100	151,557
Public Storage	24,125	3,699,086
Pure Industrial Real Estate Trust	15,500	67,795
Ramco-Gershenson Properties Trust	6,750	104,828
Realty Income Corp.	22,416	939,679
Regency Centers Corp.	10,500	533,505
Retail Opportunity Investments Corp.	7,550	104,945
RioCan Real Estate Investment Trust	33,900	814,541
RLJ Lodging Trust	14,000	314,860
Rouse Properties, Inc. (b)	2,600	51,012
Sabra Health Care REIT, Inc.	4,250	110,968
Saul Centers, Inc.	1,450	64,467
Segro plc	154,245	651,876
Senior Housing Properties Trust	21,500	557,495
Shaftesbury plc	28,550	258,275
Silver Bay Realty Trust Corp.	4,250	70,380
Simon Property Group, Inc.	51,410	8,118,667
SL Green Realty Corp.	10,500	925,995
Societe de la Tour Eiffel (b)	600	35,376
Societe Immobiliere de Location pour l’Industrie et le Commerce	950	97,902
Sovran Self Storage, Inc.	3,600	233,244
Spirit Realty Capital, Inc. (b)	6,700	118,724
STAG Industrial, Inc.	4,800	95,760
Stockland	470,129	1,488,870
Strategic Hotels & Resorts, Inc. (a)	19,100	169,226
Sun Communities, Inc.	3,950	196,552
Sunstone Hotel Investors, Inc. (a)	18,600	224,688
Suntec Real Estate Investment Trust	234,200	290,994
Tanger Factory Outlet Centers, Inc.	10,750	359,695
Taubman Centers, Inc.	7,300	548,595
Tokyu REIT, Inc.	16	93,200
Top REIT, Inc.	14	62,805
UDR, Inc.	28,600	729,014
Unibail-Rodamco SE	3,123	727,644
Unibail-Rodamco SE (REIT)	16,647	3,859,973
United Urban Investment Corp.	444	597,227
Universal Health Realty Income Trust	1,450	62,539
Urstadt Biddle Properties, Inc. - Class A	2,650	53,451
Vastned Retail NV	2,150	87,832
Ventas, Inc.	49,442	3,434,241
Vornado Realty Trust	28,190	2,335,541

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Warehouses De Pauw SCA	1,150	$73,007
Washington Real Estate Investment Trust	7,500	201,825
Weingarten Realty Investors	12,400	381,548
Wereldhave Belgium NV	250	27,451
Wereldhave NV	2,500	162,284
Westfield Group	435,908	4,547,157
Westfield Retail Trust (REIT)	611,785	1,726,850
Weyerhaeuser Co.	28,840	821,652
Winthrop Realty Trust	3,300	39,699
Workspace Group plc	11,900	69,995
WP Carey, Inc.	6,650	440,030

		120,938,889

Real Estate Management & Development—1.1%
Aeon Mall Co., Ltd.	16,147	400,068
Agile Property Holdings, Ltd.	142,900	152,947
Allreal Holding AG (a)	1,100	154,640
Azrieli Group	3,150	93,508
Brookfield Office Properties, Inc. (b)	28,600	475,624
CA Immobilien Anlagen AG (a)	8,350	96,198
Capital & Counties Properties plc	74,900	373,628
CapitaLand, Ltd.	530,100	1,280,464
CapitaMalls Asia, Ltd. (b)	282,988	405,424
Castellum AB	18,750	253,826
CBRE Group, Inc. - Class A (a)	16,155	377,381
Cheung Kong Holdings, Ltd.	130,500	1,763,678
City Developments, Ltd. (b)	105,300	885,531
Citycon Oyj	26,250	81,515
Conwert Immobilien Invest SE (a)	6,900	68,203
Country Garden Holdings Co., Ltd.	416,803	213,821
Daejan Holdings plc	600	33,374
Daito Trust Construction Co., Ltd.	6,844	645,258
Daiwa House Industry Co., Ltd.	47,810	892,399
Deutsche Euroshop AG	5,250	208,829
Deutsche Wohnen AG	18,350	311,378
Development Securities plc	13,950	38,712
DIC Asset AG (b)	2,600	25,809
Fabege AB	14,850	145,593
Fastighets AB Balder - B Shares (a)	10,350	74,770
First Capital Realty, Inc. (b)	9,450	160,390
Forest City Enterprises, Inc. - Class A (a)	15,200	272,232
GAGFAH S.A. (a)	8,900	109,605
Global Logistic Properties, Ltd.	633,168	1,365,935
Grainger plc	46,950	103,507
GSW Immobilien AG	5,800	223,597
Hang Lung Properties, Ltd.	465,700	1,616,818
Helical Bar plc	11,300	43,454
Henderson Land Development Co., Ltd.	223,750	1,329,715
Hongkong Land Holdings, Ltd.	134,750	922,998
Hufvudstaden AB - A Shares	12,650	151,264
Hulic Co., Ltd. (b)	58,512	627,812
Hysan Development Co., Ltd.	130,900	559,476
IMMOFINANZ AG (a)	90,201	336,825
IVG Immobilien AG (a) (b)	16,600	5,006
Keppel Land, Ltd.	153,350	402,705
Kerry Properties, Ltd.	134,150	520,780

Real Estate Management & Development—(Continued)
Killam Properties, Inc. (b)	5,800	$59,009
Klovern AB	9,300	37,455
Kungsleden AB	15,600	90,963
LEG Immobilien AG (a)	3,050	158,545
Lend Lease Group	51,005	387,085
Mitsubishi Estate Co., Ltd.	262,644	6,994,966
Mitsui Fudosan Co., Ltd.	175,068	5,149,949
Mobimo Holding AG (a)	700	142,540
New World China Land, Ltd.	296,350	113,826
New World Development Co., Ltd.	782,200	1,075,551
Nomura Real Estate Holdings, Inc.	25,259	558,840
Norwegian Property ASA	59,600	75,487
NTT Urban Development Corp.	233	286,188
PSP Swiss Property AG (a)	4,550	393,540
Quintain Estates & Development plc (a)	52,050	61,704
Safestore Holdings plc	21,350	40,326
Schroder Real Estate Investment Trust, Ltd.	40,650	26,273
Shimao Property Holdings, Ltd.	158,500	311,802
Shui On Land, Ltd.	345,650	100,836
Sino Land Co., Ltd.	616,950	859,353
Soho China, Ltd.	175,950	138,566
Sponda Oyj	27,500	129,250
St. Modwen Properties plc	18,850	77,689
Sumitomo Realty & Development Co., Ltd.	88,245	3,519,515
Sun Hung Kai Properties, Ltd.	325,650	4,186,902
Swire Pacific, Ltd. - Class A	63,900	765,293
Swire Properties, Ltd.	243,450	719,882
Swiss Prime Site AG (a)	11,377	836,166
TAG Immobilien AG	14,150	153,991
Technopolis plc	7,800	43,675
Tokyo Tatemono Co., Ltd.	86,850	723,466
Tokyu Land Corp.	90,122	827,040
Unite Group plc	20,150	111,272
UOL Group, Ltd.	105,650	560,087
Wallenstam AB - B Shares	11,700	153,228
Wharf Holdings, Ltd.	315,850	2,629,722
Wheelock & Co., Ltd.	85,800	425,820
Wihlborgs Fastigheter AB	7,550	111,902
Wing Tai Holdings, Ltd.	50,850	81,797
Yanlord Land Group, Ltd. (b)	75,700	73,139

		51,397,337

Road & Rail—0.4%
Asciano, Ltd.	91,420	417,407
Aurizon Holdings, Ltd.	190,855	722,581
Central Japan Railway Co.	13,555	1,662,247
ComfortDelGro Corp., Ltd.	188,700	271,531
CSX Corp.	55,700	1,291,683
DSV A/S	17,754	431,577
East Japan Railway Co.	31,726	2,466,555
Hankyu Hanshin Holdings, Inc.	107,000	609,586
Kansas City Southern	6,020	637,879
Keikyu Corp. (b)	43,373	372,619
Keio Corp.	53,672	369,096
Keisei Electric Railway Co., Ltd.	25,811	241,791
Kintetsu Corp. (b)	152,710	671,370

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
MTR Corp., Ltd.	135,700	$496,790
Nippon Express Co., Ltd.	74,307	352,906
Norfolk Southern Corp.	17,090	1,241,588
Odakyu Electric Railway Co., Ltd. (b)	58,552	571,520
Ryder System, Inc.	2,730	165,957
Tobu Railway Co., Ltd.	95,045	489,736
Tokyu Corp.	106,569	697,417
Union Pacific Corp.	25,465	3,928,740
West Japan Railway Co.	15,841	670,572

		18,781,148

Semiconductors & Semiconductor Equipment—0.5%
Advanced Micro Devices, Inc. (a) (b)	32,160	131,213
Advantest Corp. (b)	14,107	231,330
Altera Corp.	17,170	566,438
Analog Devices, Inc.	16,010	721,411
Applied Materials, Inc.	66,360	989,428
ARM Holdings plc	131,269	1,588,328
ASM Pacific Technology, Ltd.	22,500	247,515
ASML Holding NV	29,599	2,322,158
Broadcom Corp. - Class A	27,505	928,569
First Solar, Inc. (a) (b)	3,180	142,241
Infineon Technologies AG	101,306	847,585
Intel Corp. (c)	268,270	6,497,499
KLA-Tencor Corp.	8,940	498,226
Lam Research Corp. (a)	9,737	431,739
Linear Technology Corp.	12,320	453,869
LSI Corp. (a)	29,880	213,343
Mellanox Technologies, Ltd. (a)	3,430	168,436
Microchip Technology, Inc. (b)	10,300	383,675
Micron Technology, Inc. (a)	54,510	781,128
NVIDIA Corp. (b)	33,160	465,235
Rohm Co., Ltd.	9,078	366,176
STMicroelectronics NV (b)	59,703	533,913
Sumco Corp.	10,900	120,111
Teradyne, Inc. (a) (b)	10,000	175,700
Texas Instruments, Inc.	60,980	2,126,373
Tokyo Electron, Ltd.	16,125	816,281
Xilinx, Inc.	13,990	554,144

		23,302,064

Software—0.8%
Adobe Systems, Inc. (a)	26,370	1,201,417
Autodesk, Inc. (a)	12,125	411,523
BMC Software, Inc. (a)	7,795	351,866
CA, Inc.	18,305	524,072
Citrix Systems, Inc. (a)	10,000	603,300
Dassault Systemes S.A. (b)	5,854	716,114
Electronic Arts, Inc. (a)	16,980	390,031
GungHo Online Entertainment, Inc. (a) (b)	330	359,426
Intuit, Inc.	14,845	905,990
Konami Corp. (b)	9,503	201,056
Microsoft Corp. (c)	404,575	13,969,975
Nexon Co., Ltd.	10,154	112,018
NICE Systems, Ltd.	5,461	201,393
Nintendo Co., Ltd.	9,987	1,178,253

Software—(Continued)
Oracle Corp. (c)	204,190	$6,272,717
Oracle Corp. Japan	3,633	151,009
Red Hat, Inc. (a)	10,305	492,785
Sage Group plc (The)	106,153	550,531
Salesforce.com, Inc. (a)	27,660	1,056,059
SAP AG	86,608	6,341,948
Symantec Corp.	37,660	846,220
Trend Micro, Inc. (b)	9,924	315,225

		37,152,928

Specialty Retail—0.6%
ABC-Mart, Inc.	2,500	97,555
Abercrombie & Fitch Co. - Class A	4,355	197,064
AutoNation, Inc. (a)	2,055	89,166
AutoZone, Inc. (a)	2,075	879,157
Bed Bath & Beyond, Inc. (a)	12,405	879,514
Best Buy Co., Inc.	14,165	387,129
CarMax, Inc. (a)	12,200	563,152
Fast Retailing Co., Ltd.	5,079	1,713,261
GameStop Corp. - Class A (b)	6,575	276,347
Gap, Inc. (The)	15,920	664,342
Hennes & Mauritz AB - B Shares	89,245	2,922,253
Home Depot, Inc. (The)	80,880	6,265,774
Inditex S.A.	20,508	2,529,713
Kingfisher plc	222,166	1,163,026
L Brands, Inc.	12,810	630,893
Lowe’s Cos., Inc.	61,170	2,501,853
Nitori Holdings Co., Ltd.	3,258	262,982
O’Reilly Automotive, Inc. (a)	6,375	717,952
PetSmart, Inc.	5,830	390,552
Ross Stores, Inc.	11,970	775,776
Sanrio Co., Ltd. (b)	4,226	196,661
Shimamura Co., Ltd.	2,100	255,157
Staples, Inc. (b)	36,545	579,604
Tiffany & Co.	6,340	461,806
TJX Cos., Inc.	39,470	1,975,868
Urban Outfitters, Inc. (a)	5,840	234,885
USS Co., Ltd.	2,068	262,527
Yamada Denki Co., Ltd. (b)	8,630	350,258

		28,224,227

Textiles, Apparel & Luxury Goods—0.5%
Adidas AG	19,666	2,125,562
Asics Corp.	14,878	235,695
Burberry Group plc	41,577	857,712
Christian Dior S.A.	5,125	823,390
Cie Financiere Richemont S.A. - Class A	49,067	4,304,236
Coach, Inc.	15,310	874,048
Fossil Group, Inc. (a)	2,919	301,562
Hugo Boss AG	2,978	327,329
Kering (b)	7,113	1,439,801
Li & Fung, Ltd.	548,300	746,293
Luxottica Group S.p.A.	15,588	784,755
LVMH Moet Hennessy Louis Vuitton S.A.	23,860	3,842,327
NIKE, Inc. - Class B	39,510	2,515,997
PVH Corp.	4,308	538,715

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Ralph Lauren Corp.	3,285	$570,736
Swatch Group AG (The)	6,980	1,971,285
VF Corp.	4,745	916,070
Yue Yuen Industrial Holdings, Ltd.	69,600	179,282

		23,354,795

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	25,435	232,985
People’s United Financial, Inc. (b)	18,745	279,300

		512,285

Tobacco—0.7%
Altria Group, Inc.	108,975	3,813,035
British American Tobacco plc	181,401	9,315,558
Imperial Tobacco Group plc	92,184	3,202,949
Japan Tobacco, Inc.	103,398	3,654,443
Lorillard, Inc.	21,090	921,211
Philip Morris International, Inc. (c)	90,415	7,831,747
Reynolds American, Inc.	17,530	847,926
Swedish Match AB	19,419	686,524

		30,273,393

Trading Companies & Distributors—0.3%
Brenntag AG	4,841	735,129
Bunzl plc	31,296	610,840
Fastenal Co.	14,410	660,699
ITOCHU Corp.	141,010	1,628,143
Marubeni Corp.	154,709	1,034,341
Mitsubishi Corp.	132,085	2,262,918
Mitsui & Co., Ltd.	163,305	2,051,829
Noble Group, Ltd.	395,000	302,260
Rexel S.A.	14,058	316,153
Sojitz Corp.	117,600	195,673
Sumitomo Corp.	105,813	1,319,872
Toyota Tsusho Corp.	20,026	516,367
Travis Perkins plc	23,024	511,574
Wolseley plc	25,756	1,192,053
WW Grainger, Inc.	3,280	827,150

		14,165,001

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	34,622	601,329
Aeroports de Paris (b)	2,791	271,414
Atlantia S.p.A.	31,016	503,808
Auckland International Airport, Ltd.	99,468	228,264
Fraport AG Frankfurt Airport Services Worldwide (b)	3,492	211,053
Groupe Eurotunnel S.A.	51,698	392,348
Hutchison Port Holdings Trust - Class U	489,902	360,057
Kamigumi Co., Ltd.	21,677	174,645
Koninklijke Vopak NV	6,659	392,623
Mitsubishi Logistics Corp.	11,300	157,823
Sydney Airport	17,440	53,835
Transurban Group (b)	132,303	816,130

		4,163,329

Water Utilities—0.0%
Severn Trent plc	22,416	$565,290
United Utilities Group plc	63,846	663,160

		1,228,450

Wireless Telecommunication Services—0.6%
Crown Castle International Corp. (a)	15,760	1,140,866
KDDI Corp.	50,588	2,632,160
Millicom International Cellular S.A.	5,940	428,266
NTT DoCoMo, Inc.	1,437	2,232,875
Softbank Corp.	89,232	5,210,119
Sprint Nextel Corp. (a)	160,855	1,129,202
StarHub, Ltd.	56,000	184,663
Tele2 AB - B Shares	29,789	348,542
Vodafone Group plc	4,599,519	13,199,318

		26,506,011

Total Common Stocks (Cost $1,702,892,738)		1,944,017,489

U.S. Treasury & Government Agencies—25.0%

Federal Agencies—3.8%
Federal Home Loan Banks
0.375%, 11/27/13 (b)	5,960,000	5,965,674
0.375%, 01/29/14 (b)	5,965,000	5,971,001
2.500%, 06/13/14	4,725,000	4,826,951
4.750%, 12/16/16	1,785,000	2,016,277
Federal Home Loan Mortgage Corp.
0.750%, 11/25/14	24,845,000	25,006,716
0.750%, 01/12/18 (b)	10,255,000	9,928,973
0.875%, 03/07/18 (b)	4,500,000	4,354,551
2.000%, 08/25/16 (b)	3,900,000	4,040,361
2.375%, 01/13/22 (b)	16,225,000	15,767,082
4.375%, 07/17/15	4,305,000	4,649,555
5.000%, 07/15/14	7,710,000	8,090,704
6.250%, 07/15/32 (b)	2,480,000	3,286,560
Federal National Mortgage Association
0.500%, 08/09/13 (b)	5,940,000	5,942,257
0.500%, 05/27/15 (b)	6,510,000	6,520,618
0.500%, 03/30/16	12,850,000	12,777,989
0.875%, 02/08/18	20,645,000	20,043,921
1.250%, 01/30/17 (b)	14,970,000	15,061,616
2.375%, 04/11/16 (b)	966,000	1,009,990
2.750%, 03/13/14	4,560,000	4,640,967
3.875%, 07/12/13 (b)	799,000	799,924
4.625%, 10/15/13	10,000	10,130
5.250%, 09/15/16 (b)	5,445,000	6,196,720
5.375%, 06/12/17 (b)	756,000	874,985
6.625%, 11/15/30	1,650,000	2,239,093
7.250%, 05/15/30	1,941,000	2,781,995

		172,804,610

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—21.2%
U.S. Treasury Bonds
2.750%, 08/15/42	8,785,000	$7,582,553
2.875%, 05/15/43	5,750,000	5,088,750
3.125%, 11/15/41	15,840,000	14,850,000
3.125%, 02/15/42	5,645,000	5,285,131
3.125%, 02/15/43 (b)	8,925,000	8,330,934
3.500%, 02/15/39 (b)	5,264,000	5,349,540
3.750%, 08/15/41	8,025,000	8,472,643
4.250%, 05/15/39	1,235,000	1,419,865
4.375%, 11/15/39	8,320,000	9,752,604
4.375%, 05/15/40 (b)	6,650,000	7,799,200
4.375%, 05/15/41 (b)	7,495,000	8,790,226
4.750%, 02/15/37	1,740,000	2,146,725
5.375%, 02/15/31 (b)	14,855,000	19,350,955
6.000%, 02/15/26 (b)	7,077,000	9,500,872
6.250%, 08/15/23	4,620,000	6,199,462
6.250%, 05/15/30	1,815,000	2,571,345
7.250%, 05/15/16 (e)	13,085,000	15,550,711
8.875%, 02/15/19 (b)	2,158,000	3,017,829
U.S. Treasury Notes 0.250%, 11/30/13 (b)	10,620,000	10,626,223
0.250%, 02/28/14	11,915,000	11,923,841
0.250%, 09/15/14	18,255,000	18,261,426
0.250%, 01/31/15 (b)	18,915,000	18,911,312
0.250%, 05/15/15	30,080,000	30,030,639
0.375%, 11/15/14 (b)	18,250,000	18,287,066
0.375%, 04/15/15	23,970,000	23,991,525
0.625%, 11/30/17	19,755,000	19,259,584
0.750%, 08/15/13	23,053,000	23,071,903
0.750%, 12/31/17 (b)	19,375,000	18,955,706
0.750%, 03/31/18 (b)	30,165,000	29,361,374
0.875%, 11/30/16 (e)	17,792,000	17,803,120
0.875%, 01/31/17	21,673,700	21,639,846
0.875%, 02/28/17 (b)	17,235,000	17,191,912
0.875%, 01/31/18	18,995,000	18,656,661
1.000%, 01/15/14 (b)	18,767,500	18,856,214
1.000%, 09/30/16	17,635,000	17,754,865
1.000%, 05/31/18 (b)	36,865,000	36,231,364
1.250%, 02/15/14	5,430,000	5,467,331
1.250%, 08/31/15 (b)	25,605,000	26,061,076
1.250%, 01/31/19 (b)	6,545,000	6,440,175
1.625%, 11/15/22	16,550,000	15,449,690
1.750%, 05/15/23 (b)	30,415,000	28,485,533
1.875%, 10/31/17	13,345,000	13,730,751
2.000%, 11/30/13	24,881,600	25,075,975
2.000%, 01/31/16	17,020,000	17,662,233
2.000%, 04/30/16	21,417,000	22,240,227
2.000%, 11/15/21	17,230,000	16,932,507
2.000%, 02/15/22 (b)	9,370,000	9,164,300
2.000%, 02/15/23 (b)	9,615,000	9,253,688
2.125%, 12/31/15 (b)	15,450,000	16,069,205
2.125%, 08/15/21	11,970,000	11,921,378
2.250%, 01/31/15 (b)	18,460,000	19,034,715
2.250%, 11/30/17 (b)	16,220,000	16,948,635
2.375%, 07/31/17	15,830,100	16,641,393
2.625%, 07/31/14	24,005,000	24,632,323

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.625%, 01/31/18 (b)	18,655,000	$19,797,619
2.625%, 08/15/20 (b)	6,995,000	7,309,775
2.625%, 11/15/20 (b) (e)	15,004,000	15,633,463
2.750%, 02/15/19	4,678,000	4,979,146
3.125%, 10/31/16 (e)	28,880,000	31,068,555
3.125%, 01/31/17 (b)	14,130,000	15,242,737
3.250%, 07/31/16 (e)	18,515,000	19,944,136
3.500%, 05/15/20 (b)	9,995,000	11,057,748
3.625%, 02/15/20 (b)	11,270,000	12,572,215
3.625%, 02/15/21 (b)	16,280,000	18,094,960

		968,785,415

Total U.S. Treasury & Government Agencies (Cost $1,148,767,878)		1,141,590,025

Foreign Government—4.3%

Sovereign—4.3%
Australia Government Bonds 5.250%, 03/15/19 (AUD)	510,000	515,241
5.750%, 05/15/21 (AUD)	1,715,000	1,799,533
6.000%, 02/15/17 (AUD)	230,000	233,041
Austria Government Bonds 3.400%, 11/22/22 (144A) (EUR)	1,165,000	1,695,516
4.000%, 09/15/16 (144A) (EUR)	1,850,000	2,664,124
4.150%, 03/15/37 (144A) (EUR)	240,000	385,686
Belgium Government Bonds 3.750%, 09/28/15 (EUR)	610,000	850,612
4.250%, 09/28/21 (EUR)	900,000	1,348,964
4.250%, 03/28/41 (EUR)	390,000	575,781
5.500%, 09/28/17 (EUR)	900,000	1,378,544
5.500%, 03/28/28 (EUR)	815,000	1,363,928
Bundesrepublik Deutschland 2.000%, 01/04/22 (EUR)	1,220,000	1,655,916
2.500%, 01/04/21 (EUR)	2,715,000	3,856,277
2.500%, 07/04/44 (EUR)	380,000	496,701
4.000%, 07/04/16 (EUR)	4,990,000	7,204,445
4.250%, 07/04/39 (EUR)	920,000	1,608,506
5.500%, 01/04/31 (EUR)	1,245,000	2,356,285
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,075,000	1,054,250
3.500%, 06/01/20 (CAD)	420,000	434,165
4.000%, 06/01/16 (CAD)	1,370,000	1,398,645
4.000%, 06/01/41 (CAD)	675,000	776,279
5.750%, 06/01/29 (CAD)	385,000	506,646
Denmark Government Bonds 4.000%, 11/15/15 (DKK)	500,000	94,998
4.000%, 11/15/19 (DKK)	7,430,000	1,526,741
4.500%, 11/15/39 (DKK)	1,645,000	404,324
Finland Government Bond 3.500%, 04/15/21 (EUR)	915,000	1,350,485
France Government Bond OAT 2.250%, 10/25/22 (EUR)	1,410,000	1,833,166
3.250%, 04/25/16 (EUR)	2,885,000	4,032,772

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
France Government Bond OAT 3.750%, 04/25/21 (EUR)	3,920,000	$5,791,809
4.500%, 04/25/41 (EUR)	1,345,000	2,130,975
5.500%, 04/25/29 (EUR)	1,310,000	2,257,292
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	3,305,000	4,435,458
Italy Buoni Poliennali Del Tesoro 3.000%, 04/01/14 (EUR)	1,000,000	1,319,745
3.750%, 12/15/13 (EUR)	896,000	1,181,090
3.750%, 04/15/16 (EUR)	2,580,000	3,470,858
3.750%, 03/01/21 (EUR)	4,625,000	5,939,459
5.000%, 08/01/39 (EUR)	1,010,000	1,321,134
5.250%, 08/01/17 (EUR)	2,605,000	3,651,027
5.250%, 11/01/29 (EUR)	1,890,000	2,565,656
5.500%, 11/01/22 (EUR)	1,270,000	1,773,655
Japan Government Five Year Bond 0.200%, 06/20/17 (JPY)	314,800,000	3,170,472
Japan Government Ten Year Bond 0.800%, 09/20/22 (JPY)	44,300,000	446,188
0.800%, 12/20/22 (JPY)	138,500,000	1,393,287
1.500%, 12/20/15 (JPY)	288,600,000	3,006,945
1.700%, 03/20/17 (JPY)	1,551,100,000	16,501,418
1.900%, 06/20/16 (JPY)	1,140,000,000	12,087,000
Japan Government Thirty Year Bond 1.900%, 09/20/42 (JPY)	278,850,000	2,855,176
2.300%, 03/20/40 (JPY)	305,700,000	3,410,836
Japan Government Twenty Year Bond 1.400%, 12/20/22 (JPY)	876,300,000	9,297,183
1.700%, 12/20/31 (JPY)	561,250,000	5,724,077
1.700%, 09/20/32 (JPY)	182,400,000	1,847,115
2.100%, 06/20/29 (JPY)	683,450,000	7,568,861
2.100%, 12/20/29 (JPY)	144,800,000	1,596,082
2.500%, 12/21/20 (JPY)	852,300,000	9,751,075
Mexican Bonos 6.500%, 06/10/21 (MXN)	29,455,000	2,396,872
7.250%, 12/15/16 (MXN)	2,120,000	176,340
Netherlands Government Bond 2.250%, 07/15/22 (144A) (EUR)	830,000	1,109,539
3.750%, 01/15/42 (144A) (EUR)	190,000	301,994
4.500%, 07/15/17 (144A) (EUR)	1,805,000	2,689,400
5.500%, 01/15/28 (144A) (EUR)	645,000	1,153,972
Poland Government Bond 5.500%, 10/25/19 (PLN)	3,610,000	1,180,880
South Africa Government Bond 8.250%, 09/15/17 (ZAR)	12,430,000	1,319,623
Spain Government Bonds 2.500%, 10/31/13 (EUR)	665,000	869,925
3.150%, 01/31/16 (EUR)	1,465,000	1,923,482
3.400%, 04/30/14 (EUR)	1,000,000	1,321,955
3.800%, 01/31/17 (EUR)	515,000	681,819
4.000%, 04/30/20 (EUR)	3,655,000	4,696,632
4.200%, 01/31/37 (EUR)	650,000	725,845
5.850%, 01/31/22 (EUR)	785,000	1,110,998
6.000%, 01/31/29 (EUR)	190,000	270,798

Sovereign—(Continued)
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	660,000	$105,248
5.000%, 12/01/20 (SEK)	6,770,000	1,220,383
United Kingdom Gilt 2.250%, 03/07/14 (GBP)	940,000	1,448,507
3.250%, 01/22/44 (GBP)	345,000	492,184
3.750%, 09/07/20 (GBP)	1,395,000	2,376,102
4.000%, 09/07/16 (GBP)	1,170,000	1,961,324
4.250%, 09/07/39 (GBP)	2,940,000	5,068,996
4.750%, 12/07/30 (GBP)	560,000	1,035,340
8.000%, 06/07/21 (GBP)	1,170,000	2,544,345

Total Foreign Government (Cost $217,842,193)		196,077,947

Preferred Stocks—0.2%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,036	343,612
Porsche Automobil Holding SE	14,397	1,112,342
Volkswagen AG	13,595	2,744,643

		4,200,597

Chemicals—0.0%
Fuchs Petrolub AG	3,336	265,160

Household Products—0.1%
Henkel AG & Co. KGaA	16,747	1,571,475

Media—0.0%
ProSiebenSat.1 Media AG (a)	9,769	419,457

Multi-Utilities—0.0%
RWE AG (b)	3,716	114,846

Total Preferred Stocks (Cost $5,749,880)		6,571,535

Investment Company Securities—0.0%
F&C Commercial Property Trust, Ltd.	56,600	96,866
IRP Property Investments, Ltd.	23,750	26,203
iShares Dow Jones U.S. Real Estate Index Fund (b)	1,160	77,012
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,400	75,216
Medicx Fund, Ltd.	29,750	35,153
Picton Property Income, Ltd.	39,350	27,577
Standard Life Investment Property Income Trust plc	16,200	14,877
UK Commercial Property Trust, Ltd.	46,500	53,960

Total Investment Company Securities (Cost $401,865)		406,864

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Hotels, Restaurants & Leisure—0.0%
New Hotel, Expires 12/31/13 (a)	8,603	$0

Retail—0.0%
Groupe FNAC, Expires 05/16/15 (a) (b)	7,113	18,545

Total Rights (Cost $23,705)		18,545

Short-Term Investments—40.3%

Mutual Fund—10.4%
State Street Navigator Securities Lending MET Portfolio (f)	477,284,063	477,284,063

U.S. Treasury—1.8%
U.S. Treasury Bills
0.035%, 07/05/13 (g)	6,000,000	5,999,977
0.048%, 09/19/13 (g)	11,500,000	11,498,786
0.048%, 09/26/13 (g)	9,000,000	8,998,967
0.051%, 09/05/13 (g)	10,000,000	9,999,083
0.067%, 07/05/13 (g)	10,000,000	9,999,927
0.110%, 08/08/13 (b) (e) (g)	36,340,000	36,335,857

		82,832,597

Repurchase Agreement—28.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $1,283,472,070, on 07/01/13, collateralized by $1,278,170,000 U.S.Government Agency obligations with rates ranging from 0.420% - 4.375%, maturity dates ranging from 02/15/15 - 08/31/17 with a value of $1,309,143,949.	1,283,471,000	1,283,471,000

Total Short-Term Investments (Cost $1,843,587,660)		1,843,587,660

Total Investments—112.3% (Cost $4,919,265,919) (h)		5,132,270,065
Other assets and liabilities (net)—(12.3)%		(561,849,749)

Net Assets—100.0%		$4,570,420,316

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $464,301,718 and the collateral received consisted of cash in the amount of $477,284,063 and non-cash collateral with a value of $2,298,928. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $88,387,386.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2013, the market value of securities pledged was $66,482,349.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(h)	As of June 30, 2013, the aggregate cost of investments was $4,919,265,919. The aggregate unrealized appreciation and depreciation of investments were $310,944,425 and $(97,940,279), respectively, resulting in net unrealized appreciation of $213,004,146.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $10,000,231, which is 0.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	4,983,000	BNP Paribas S.A.	09/17/13	$4,556,854	$(25,083)
AUD	8,278,000	BNP Paribas S.A.	09/17/13	7,637,862	(109,466)
AUD	9,149,000	Deutsche Bank AG	09/17/13	8,351,362	(30,839)
AUD	26,277,000	Goldman Sachs & Co.	09/17/13	24,208,474	(310,956)
CAD	537,063	Deutsche Bank AG	07/18/13	519,990	(9,522)
CHF	8,286,000	UBS AG	09/17/13	8,763,849	14,627
EUR	842,254	UBS AG	08/07/13	1,103,116	(6,636)
EUR	3,426,000	Goldman Sachs & Co.	09/17/13	4,461,098	(150)
EUR	10,263,000	Royal Bank of Scotland plc	09/17/13	13,443,504	(80,192)
EUR	7,588,000	State Street Bank and Trust	09/17/13	9,968,128	(87,897)
GBP	386,962	Royal Bank of Scotland plc	08/07/13	598,025	(9,618)
GBP	5,000,000	Citibank N.A.	09/17/13	7,687,140	(86,218)
GBP	2,971,000	Royal Bank of Scotland plc	09/17/13	4,582,188	(65,720)
GBP	6,929,000	Royal Bank of Scotland plc	09/17/13	10,686,632	(153,274)
JPY	45,732,860	Barclays Bank plc	07/19/13	469,210	(8,071)
JPY	389,310,577	Royal Bank of Scotland plc	07/19/13	4,075,399	(149,858)
JPY	902,295,000	BNP Paribas S.A.	09/17/13	9,581,524	(480,784)
JPY	5,244,605,000	Barclays Bank plc	09/17/13	53,671,093	(772,886)
JPY	6,751,165,000	Barclays Bank plc	09/17/13	68,737,375	(643,682)
JPY	1,305,556,000	Goldman Sachs & Co.	09/17/13	13,039,261	128,856
MXN	1,045,628	State Street Bank and Trust	07/11/13	78,100	2,532

Contracts to Deliver
AUD	2,840,728	Royal Bank of Scotland plc	07/25/13	$2,687,775	$94,173
AUD	7,932,000	BNP Paribas S.A.	09/17/13	7,231,255	17,528
AUD	14,274,000	Barclays Bank plc	09/17/13	13,376,122	394,687
AUD	43,680,000	UBS AG	09/17/13	41,241,127	1,516,516
CAD	5,077,305	Deutsche Bank AG	07/18/13	4,905,040	79,151
CAD	4,936,000	Royal Bank of Canada	09/17/13	4,836,513	151,809
CHF	10,797,000	UBS AG	09/17/13	11,647,878	209,162
DKK	11,541,518	Royal Bank of Scotland plc	07/11/13	2,004,084	(10,292)
EUR	409,940	State Street Bank and Trust	08/07/13	534,762	1,087
EUR	68,326,285	UBS AG	08/07/13	89,394,011	444,180
EUR	7,039,000	Barclays Bank plc	09/17/13	9,302,630	137,244
EUR	11,871,000	Deutsche Bank AG	09/17/13	15,666,420	209,353
EUR	5,751,000	UBS AG	09/17/13	7,516,977	28,678
GBP	10,305,229	Royal Bank of Scotland plc	08/07/13	15,888,345	218,408
GBP	6,662,000	HSBC Bank USA	09/17/13	10,291,624	164,156
GBP	1,899,000	HSBC Bank USA	09/17/13	2,947,837	61,007
GBP	3,368,000	Standard Chartered Bank	09/17/13	5,147,011	27,030
JPY	60,072,070	Deutsche Bank AG	07/19/13	599,689	(6,036)
JPY	8,235,085,225	Goldman Sachs & Co.	07/19/13	81,568,609	(1,468,337)
JPY	9,926,310,000	BNP Paribas S.A.	09/17/13	102,284,587	2,165,703
JPY	1,864,716,000	BNP Paribas S.A.	09/17/13	19,159,189	351,265
JPY	1,305,556,000	BNP Paribas S.A.	09/17/13	13,452,961	284,844
JPY	2,175,865,000	Goldman Sachs & Co.	09/17/13	22,244,128	297,889
JPY	810,853,000	Royal Bank of Scotland plc	09/17/13	8,500,657	322,220
MXN	36,839,708	BNP Paribas S.A.	07/11/13	2,973,102	132,248
PLN	3,930,438	Goldman Sachs & Co.	07/19/13	1,200,610	18,973
SEK	9,336,852	HSBC Bank USA	07/11/13	1,402,559	10,559
ZAR	13,168,853	Royal Bank of Scotland plc	07/19/13	1,321,351	(7,556)

Net Unrealized Appreciation					$2,960,812

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	09/19/13	14	CAD	1,913,416	$(70,054)
Euro Stoxx 50 Index Futures	09/20/13	627	EUR	16,061,560	296,646
FTSE 100 Index Futures	09/20/13	100	GBP	6,085,016	116,329
German Euro Bund Futures	09/06/13	84	EUR	11,946,001	(75,913)
German Euro Buxl Futures	09/06/13	57	EUR	7,384,828	(75,559)
Japanese 10 Year Government Bond Mini Futures	09/10/13	36	JPY	5,137,714,260	(5,185)
MSCI EAFE E-Mini Index Futures	09/20/13	41	USD	3,374,117	(12,732)
Russell 2000 Mini Index Futures	09/20/13	683	USD	66,773,806	(201,796)
S&P 500 E-Mini Index Futures	09/20/13	4,230	USD	344,730,722	(6,478,772)
S&P Midcap 400 E-Mini Index Futures	09/20/13	1,321	USD	153,783,245	(824,655)
Topix Index Futures	09/12/13	188	JPY	2,063,241,360	635,598
U.S. Treasury Note 10 Year Futures	09/19/13	1,061	USD	137,194,559	(2,911,746)
Ultra Long U.S. Treasury Bond Futures	09/19/13	390	USD	59,525,932	(2,074,057)
United Kingdom Long Gilt Bond Futures	09/26/13	68	GBP	7,766,263	(238,885)

Net Unrealized Depreciation					$(11,920,781)

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	—	0.1400%	09/16/13	JPMorgan Chase Bank, N.A.	Dow Jones-UBS Commodity Index 2 Month Forward	USD 76,192,516	$(3,667,299)	$—	$(3,667,299)
Pay	1-Month USD-LIBOR	0.1982%	02/18/14	UBS AG	Russell 2000 Total Return Index	USD 86,890,968	(828,449)	—	(828,449)
Pay	1-Month USD-LIBOR	0.1982%	03/17/14	JPMorgan Chase Bank, N.A.	Russell 2000 Total Return Index	USD 219,110	(2,089)	—	(2,089)
Pay	1-Month USD-LIBOR	0.5782%	04/15/14	Deutsche Bank AG	FTSE EPRA/NAREIT Global Real Estate Index Series	USD 20,689,799	(321,256)	—	(321,256)

Totals							$(4,819,093)	$—	$(4,819,093)

Centrally cleared interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.721%	07/02/23	USD 1,143,000,000	$0

Securities in the amount of $714,971 have been received at the custodian bank as collateral for swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$19,559,278	$11,438,382	$—	$30,997,660
Air Freight & Logistics	5,795,848	3,407,854	—	9,203,702
Airlines	628,256	2,307,611	—	2,935,867
Auto Components	2,813,791	11,624,177	—	14,437,968
Automobiles	5,228,687	39,360,929	—	44,589,616
Beverages	19,026,817	26,312,670	—	45,339,487
Biotechnology	15,852,027	4,806,945	—	20,658,972
Building Products	373,136	6,039,162	—	6,412,298
Capital Markets	16,651,248	22,548,429	—	39,199,677
Chemicals	18,415,539	37,535,620	—	55,951,159
Commercial Banks	22,745,348	135,188,984	—	157,934,332
Commercial Services & Supplies	4,181,616	6,539,711	—	10,721,327
Communications Equipment	14,674,550	4,938,471	—	19,613,021
Computers & Peripherals	29,349,136	1,178,413	—	30,527,549
Construction & Engineering	1,215,711	6,991,436	—	8,207,147
Construction Materials	334,997	6,434,877	—	6,769,874
Consumer Finance	7,796,118	667,396	—	8,463,514
Containers & Packaging	1,340,407	1,815,689	—	3,156,096
Distributors	649,152	342,065	—	991,217
Diversified Consumer Services	402,791	243,742	—	646,533
Diversified Financial Services	30,501,530	13,115,538	—	43,617,068
Diversified Telecommunication Services	19,969,574	31,029,475	—	50,999,049
Electric Utilities	14,348,916	17,643,934	—	31,992,850
Electrical Equipment	5,038,502	13,815,677	—	18,854,179
Electronic Equipment, Instruments & Components	3,487,693	12,570,541	—	16,058,234
Energy Equipment & Services	13,647,937	7,854,575	—	21,502,512
Food & Staples Retailing	18,534,812	22,502,182	—	41,036,994
Food Products	12,781,862	43,588,425	—	56,370,287
Gas Utilities	723,540	5,919,075	—	6,642,615
Health Care Equipment & Supplies	16,787,737	7,413,967	—	24,201,704
Health Care Providers & Services	16,043,353	4,760,364	—	20,803,717
Health Care Technology	747,580	152,771	—	900,351
Hotels, Restaurants & Leisure	13,936,749	12,879,314	—	26,816,063
Household Durables	2,499,131	6,914,418	—	9,413,549
Household Products	16,762,295	7,245,977	—	24,008,272
Independent Power Producers & Energy Traders	722,132	682,632	—	1,404,764
Industrial Conglomerates	18,843,613	16,476,962	—	35,320,575

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$33,951,146	$54,146,850	$—	$88,097,996
Internet & Catalog Retail	8,959,997	807,639	—	9,767,636
Internet Software & Services	17,902,848	1,240,453	—	19,143,301
IT Services	28,342,737	4,332,711	—	32,675,448
Leisure Equipment & Products	1,103,053	2,501,629	—	3,604,682
Life Sciences Tools & Services	3,819,707	815,291	—	4,634,998
Machinery	13,660,182	29,339,217	—	42,999,399
Marine	—	2,723,231	—	2,723,231
Media	28,987,501	13,880,062	—	42,867,563
Metals & Mining	3,790,623	37,520,588	—	41,311,211
Multi-Utilities	9,285,252	14,635,835	—	23,921,087
Multiline Retail	6,333,267	3,663,394	—	9,996,661
Office Electronics	635,807	4,833,164	—	5,468,971
Oil, Gas & Consumable Fuels	67,408,524	66,027,538	—	133,436,062
Paper & Forest Products	1,036,189	1,123,748	—	2,159,937
Personal Products	1,336,172	6,730,766	—	8,066,938
Pharmaceuticals	45,898,729	93,104,351	—	139,003,080
Professional Services	866,235	6,573,397	—	7,439,632
Real Estate Investment Trusts	77,291,028	43,647,861	—	120,938,889
Real Estate Management & Development	1,344,636	50,052,701	—	51,397,337
Road & Rail	7,265,847	11,515,301	—	18,781,148
Semiconductors & Semiconductor Equipment	16,060,231	7,241,833	—	23,302,064
Software	27,025,955	10,126,973	—	37,152,928
Specialty Retail	18,470,834	9,753,393	—	28,224,227
Textiles, Apparel & Luxury Goods	5,717,128	17,637,667	—	23,354,795
Thrifts & Mortgage Finance	512,285	—	—	512,285
Tobacco	13,413,919	16,859,474	—	30,273,393
Trading Companies & Distributors	1,487,849	12,677,152	—	14,165,001
Transportation Infrastructure	—	4,163,329	—	4,163,329
Water Utilities	—	1,228,450	—	1,228,450
Wireless Telecommunication Services	2,270,068	24,235,943	—	26,506,011
Total Common Stocks	836,589,158	1,107,428,331	—	1,944,017,489
Total U.S. Treasury & Government Agencies*	—	1,141,590,025	—	1,141,590,025
Total Foreign Government*	—	196,077,947	—	196,077,947
Total Preferred Stocks*	—	6,571,535	—	6,571,535
Investment Company Securities	152,228	254,636	—	406,864
Total Rights*	18,545	—	—	18,545
Short-Term Investments
Mutual Fund	477,284,063	—	—	477,284,063
U.S. Treasury	—	82,832,597	—	82,832,597
Repurchase Agreement	—	1,283,471,000	—	1,283,471,000
Total Short-Term Investments	477,284,063	1,366,303,597	—	1,843,587,660
Total Investments	$1,314,043,994	$3,818,226,071	$—	$5,132,270,065

Collateral for securities loaned (Liability)	$—	$(477,284,063)	$—	$(477,284,063)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$7,483,885	$—	$7,483,885
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(4,523,073)	—	(4,523,073)
Total Forward Contracts	$—	$2,960,812	$—	$2,960,812
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,048,573	$—	$—	$1,048,573
Futures Contracts (Unrealized Depreciation)	(12,969,354)	—	—	(12,969,354)
Total Futures Contracts	$(11,920,781)	$—	$—	$(11,920,781)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$0	$—	$0
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(4,819,093)	$—	$(4,819,093)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$3,846,192,347
Repurchase Agreement	1,283,471,000
Affiliated investments at value (c)	2,606,718
Cash	255,907
Cash denominated in foreign currencies (d)	3,762,076
Unrealized appreciation on forward foreign currency exchange contracts	7,483,885
Receivable for:
Investments sold	125,902
Fund shares sold	2,072,105
Dividends	4,412,279
Interest	7,960,373
Variation margin on futures contracts	953,075
Swap interest	1,005,441

Total Assets	5,160,301,108
Liabilities
Payables for:
Investments purchased	95,861,548
Fund shares redeemed	467,610
Swaps at market value	4,819,093
Unrealized depreciation on forward foreign currency exchange contracts	4,523,073
Variation margin on futures contracts	2,312,851
Collateral for securities loaned	477,284,063
Swap interest	836,874
Accrued expenses:
Management fees	2,270,286
Distribution and service fees	951,115
Deferred trustees’ fees	21,608
Other expenses	532,671

Total Liabilities	589,880,792

Net Assets	$4,570,420,316

Net assets consist of:
Paid in surplus	$4,320,453,828
Undistributed net investment income	8,123,982
Accumulated net realized gain	42,750,620
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	199,091,886

Net Assets	$4,570,420,316

Net Assets
Class B	$4,570,420,316
Capital Shares Outstanding*
Class B	432,691,931
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,633,889,705.
(b)	Includes securities loaned at value of $464,301,718.
(c)	Identified cost of affiliated investments was $1,905,214.
(d)	Identified cost of cash denominated in foreign currencies was $3,791,341.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$32,386,869
Dividends from affiliated investments	26,204
Interest	7,539,920
Securities lending income	1,049,639

Total investment income	41,002,632
Expenses
Management fees	13,679,375
Administration fees	59,206
Custodian and accounting fees	439,125
Distribution and service fees—Class B	5,596,429
Audit and tax services	41,251
Legal	10,419
Trustees’ fees and expenses	13,519
Shareholder reporting	47,365
Insurance	10,200
Miscellaneous	11,012

Total expenses	19,907,901
Less management fee waiver	(311,344)

Net expenses	19,596,557

Net Investment Income	21,406,075

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(16,771,969)
Futures contracts	122,502,220
Written options contracts	(1,236,312)
Swap contracts	(81,178,913)
Foreign currency transactions	30,196,016

Net realized gain	53,511,042

Net change in unrealized appreciation (depreciation) on:
Investments	44,924,662
Affiliated investments	730,292
Futures contracts	(18,407,272)
Written options contracts	(653,567)
Swap contracts	(11,778,553)
Foreign currency transactions	712,526

Net change in unrealized appreciation	15,528,088

Net realized and unrealized gain	69,039,130

Net Increase in Net Assets From Operations	$90,445,205

(a)	Net of foreign withholding taxes of $2,156,389.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,406,075	$17,378,965
Net realized gain	53,511,042	125,676,376
Net change in unrealized appreciation	15,528,088	164,043,908

Increase in net assets from operations	90,445,205	307,099,249

From Distributions to Shareholders
Net investment income
Class B	(59,427,441)	(3,105,250)
Net realized capital gains
Class B	(98,772,505)	(66,687)

Total distributions	(158,199,946)	(3,171,937)

Increase in net assets from capital share transactions	496,074,827	1,649,437,074

Total Increase in Net Assets	428,320,086	1,953,364,386

Net Assets
Beginning of period	4,142,100,230	2,188,735,844

End of period	$4,570,420,316	$4,142,100,230

Undistributed Net Investment Income
End of period	$8,123,982	$46,145,348

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	34,850,054	$382,404,575	165,208,345	$1,680,426,232
Reinvestments	14,729,976	158,199,946	312,506	3,171,937
Redemptions	(4,078,555)	(44,529,694)	(3,311,319)	(34,161,095)

Net increase	45,501,475	$496,074,827	162,209,532	$1,649,437,074

Increase derived from capital shares transactions		$496,074,827		$1,649,437,074

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011(a)
Net Asset Value, Beginning of Period	$10.70		$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.05		0.05		0.01
Net realized and unrealized gain (loss) on investments	0.20		0.93		(0.18	)(c)

Total from investment operations	0.25		0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.15)		(0.01)		(0.04)
Distributions from net realized capital gains	(0.24)		(0.00	)(d)	(0.06)

Total distributions	(0.39)		(0.01)		(0.10)

Net Asset Value, End of Period	$10.56		$10.70		$9.73

Total Return (%) (e)	2.34	(f)	10.09		(1.72	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(g)	0.91		1.01	(g)
Net ratio of expenses to average net assets (%) (h)	0.88	(g)	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	0.96	(g)	0.52		0.13	(g)
Portfolio turnover rate (%)	19	(f)	35		15	(f)
Net assets, end of period (in millions)	$4,570.4		$4,142.1		$2,188.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2013	% of Total Assets at June 30, 2013
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$43,073,549	0.8%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the consolidated financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

MIST-33

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of

MIST-34

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, Real Estate Investment Trusts (REITs), passive foreign investment companies (PFICs), controlled foreign corporations and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $1,283,471,000, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-35

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Consolidated Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Consolidated Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Consolidated Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are

MIST-36

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered

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commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts* (a)	$5,451,399
Equity			Swaps at market value	1,151,794
	Unrealized appreciation on futures contracts* (a)	$1,048,573	Unrealized depreciation on futures contracts* (a)	7,517,955
Commodity			Swaps at market value (b)	3,667,299
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	7,483,885	Unrealized depreciation on forward foreign currency exchange contracts	4,523,073

Total		$8,532,458		$22,311,520

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(c)	Net Amount
Barclays Bank plc	$531,931	$(531,931)	$—	$—
BNP Paribas S.A.	2,951,588	(615,333)	—	2,336,255
Deutsche Bank AG	288,504	(288,504)	—	—
Goldman Sachs & Co.	445,718	(445,718)	—	—
HSBC Bank USA	235,722	—	—	235,722
Royal Bank of Canada	151,809	—	—	151,809
Royal Bank of Scotland plc	634,801	(476,510)	—	158,291
Standard Chartered Bank	27,030	—	—	27,030
State Street Bank and Trust	3,619	(3,619)	—	—
UBS AG	2,213,163	(835,085)	(714,971)	663,107

	$7,483,885	$(3,196,700)	$(714,971)	$3,572,214

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(c)	Net Amount
Barclays Bank plc	$1,424,639	$(531,931)	$—	$892,708
BNP Paribas S.A.	615,333	(615,333)	—	—
Citibank N.A.	86,218	—	—	86,218
Deutsche Bank AG	367,653	(288,504)	—	79,149
Goldman Sachs & Co.	1,779,443	(445,718)	—	1,333,725
JPMorgan Chase Bank, N.A.	3,669,388	—	—	3,669,388
Royal Bank of Scotland plc	476,510	(476,510)	—	—
State Street Bank and Trust	87,897	(3,619)	—	84,278
UBS AG	835,085	(835,085)	—	—

	$9,342,166	$(3,196,700)	$—	$6,145,466

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Investments (d)	$—	$(9,780,745)	$—	$—	$(9,780,745)
Forward foreign currency transactions	—	—	—	29,932,948	29,932,948
Futures contracts	(2,905,678)	125,407,898	—	—	122,502,220
Swap contracts	(74,118,871)	3,660,504	(10,720,546)	—	(81,178,913)
Written options contracts	—	(1,236,312)	—	—	(1,236,312)

	$(77,024,549)	$118,051,345	$(10,720,546)	$29,932,948	$60,239,198

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Investments (d)	$—	$1,559,410	$—	$—	$1,559,410
Forward foreign currency transactions	—	—	—	890,635	890,635
Futures contracts	(5,064,039)	(13,343,233)	—	—	(18,407,272)
Swap contracts	(4,815,708)	(4,821,140)	(2,141,705)	—	(11,778,553)
Written options contracts	—	(653,567)	—	—	(653,567)

	$(9,879,747)	$(17,258,530)	$(2,141,705)	$890,635	$(28,389,347)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(e)
Investments (d)	$4,318,120
Forward foreign currency transactions	764,052,055
Futures contracts long	261,389,740
Swap contracts	1,223,302,521
Written options contracts	964,000

(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes swap interest receivable of $1,005,441 and swap interest payable of $836,874.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(d)	Includes options purchased which are part of investments as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.
(e)	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$408,709,749	$787,798,047	$41,073,467	$541,144,213

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Options Written

The Portfolio transactions in options written during the six months June 30, 2013:

Call Options	Notional Amount	Premium Received
Options outstanding December 31, 2012	67,900	$1,776,922
Options written	6,191,500	3,477,226
Options bought back	(6,259,400)	(5,254,148)

Options outstanding June 30, 2013	—	$—

Put Options	Notional Amount	Premium Received
Options outstanding December 31, 2012	1,660,000	$674,214
Options bought back	(1,660,000)	(674,214)

Options outstanding June 30, 2013	—	$—

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AllianceBernstein L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$13,679,375	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	Over $2 billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.20%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of Portfolio’s transactions in the securities of affiliated issuers during the year six months ended June 30, 2013 was as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013	Realized Gain on shares sold	Income For SixMonths Ended June 30, 2013
MetLife, Inc.	56,965	—	—	56,965	$—	$26,204

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$3,158,007	$16,964,236	$13,930	$4,476,886	$3,171,937	$21,441,122

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$146,119,578	$11,138,141	$160,447,272	$317,704,991

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

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Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B and C shares of the American Funds® Balanced Allocation Portfolio returned 6.19% and 5.97%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

ECONOMIC AND MARKET REVIEW

During the six-month period ended June 30, 2013, global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve (“Fed”) Chairman Benjamin Bernanke concerning the future of the Fed’s quantitative easing measures. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six-month period, the Barclays U.S. Aggregate Bond Index returned a negative 2.44%. As expected in a rising interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to provide modestly positive returns because of strong first quarter returns and higher coupons. Foreign-denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, performed even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks performed slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of the U.S. dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks performed even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six-month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds managed by the Capital Research and Management Company to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities. The underlying funds included funds of the American Funds Insurance Series (AFIS) and shares of retail American Funds. The Portfolio’s broad asset class goals did not change during the period. While the Portfolio did not have a formal asset class goal for cash, it did hold a cumulative cash position of about 6%. This cash position had a mixed impact on relative performance. The cash held in the underlying fixed income funds buffered some of the negative impact of rising interest rates on bonds, but the cash held in the domestic equity funds constrained performance.

The underlying fixed income funds produced returns in line with expectations. The two core bond funds, the AFIS U.S. Government / AAA-Rated Securities Fund and the AFIS Bond Fund, lost value during the period as interest rates rose. The positive impact of the AFIS Bond Fund’s exposure to high-yield bonds, which performed better than investment grade bonds during the full period, was offset by the negative impact of foreign bonds, which performed worse. While the AFIS High-Income Fund added to absolute performance, the Portfolio’s overall underweight to this asset class hurt relative performance. The Portfolio held a slight overweight to foreign bonds, which hurt performance.

All of the underlying domestic equity funds posted strongly positive returns for the period and contributed to absolute performance. The Portfolio’s cumulative tilt toward growth style stocks and its emphasis on large capitalization stocks detracted from relative performance as value style stocks and small and mid-cap stocks fared better over the first six months of 2013. Even with these headwinds, overall strong security selection by these funds had a positive impact on relative performance. Not unexpectedly, those underlying funds with the most exposure to value style stocks (the AFIS Blue Chip Income & Growth Fund and the American Mutual Fund) contributed the most to relative performance. Both funds avoided poor performing Apple, Inc. (-24.6% for the period) and held an overweight in the Microsoft Corporation, which returned over 30% for the period. The AFIS Growth Fund detracted from relative performance due in part to its exposure to Canadian energy companies Pacific Rubiales Energy Corp. and Suncor Energy, Inc.

MIST-1

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

As a group, the foreign equity funds detracted from absolute performance in part because a strong U.S. dollar made foreign securities less valuable to U.S. dollar based investors. Within foreign equities, the Portfolio’s exposure to developing countries hurt performance as the shares of companies from the emerging markets declined more than those from developed countries. On a relative basis, both the AFIS International Fund and the AFIS International Growth and Income Fund helped performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds® Balanced Allocation Portfolio
Class B	6.19	13.77	5.12	4.05
Class C	5.97	13.47	4.79	3.74
Dow Jones Moderate Index	4.17	10.56	5.47	4.41

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.9
American Funds Bond Fund (Class 1)	11.4
American Funds Growth-Income Fund (Class 1)	10.3
American Funds Growth Fund (Class 1)	9.2
American Funds AMCAP Fund (Class R-6)	8.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.2
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds American Mutual Fund (Class R-6)	8.1
American Funds International Fund (Class 1)	6.0
American Funds International Growth and Income Fund (Class 1)	5.9

MIST-3

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)	Actual	0.71%	$1,000.00	$1,061.90	$3.63
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class C(a)	Actual	1.01%	$1,000.00	$1,059.70	$5.16
	Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	15,302,586	$370,628,632
American Funds American Mutual Fund (Class R-6)	11,684,750	368,887,552
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	32,302,008	370,504,037
American Funds Bond Fund (Class 1) (a)	47,518,723	515,102,953
American Funds Fundamental Investors Fund (Class R-6)	8,108,931	370,091,619
American Funds Global Bond Fund (Class 1)	10,978,182	127,017,565
American Funds Global Small Capitalization Fund (Class 1)	6,274,300	136,716,987
American Funds Growth Fund (Class 1)	6,269,043	419,398,950
American Funds Growth-Income Fund (Class 1)	10,842,824	465,157,152
American Funds High-Income Bond Fund (Class 1) (a)	16,409,119	183,125,764
American Funds International Fund (Class 1)	15,007,001	273,277,495
American Funds International Growth and Income Fund (Class 1) (a)	16,784,093	266,699,237

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	5,921,059	$131,625,145
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	44,710,823	540,553,846

Total Mutual Funds (Cost $4,213,307,226)		4,538,786,934

Total Investments—100.1% (Cost $4,213,307,226) (b)		4,538,786,934
Other assets and liabilities (net)—(0.1)%		(2,440,132)

Net Assets—100.0%		$4,536,346,802

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2013, the aggregate cost of investments was $4,213,307,226. The aggregate unrealized appreciation and depreciation of investments were $349,444,267 and $(23,964,559), respectively, resulting in net unrealized appreciation of $325,479,708.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,538,786,934	$—	$—	$4,538,786,934
Total Investments	$4,538,786,934	$—	$—	$4,538,786,934

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$2,531,175,952
Affiliated investments at value (b)	2,007,610,982
Receivable for:
Investments sold	1,078
Fund shares sold	936,650

Total Assets	4,539,724,662
Liabilities
Payables for:
Investments purchased	409,782
Fund shares redeemed	527,945
Accrued expenses:
Management fees	219,566
Distribution and service fees	2,075,328
Deferred trustees’ fees	41,001
Other expenses	104,238

Total Liabilities	3,377,860

Net Assets	$4,536,346,802

Net assets consist of:
Paid in surplus	$3,821,322,540
Undistributed net investment income	38,488,942
Accumulated net realized gain	351,055,612
Unrealized appreciation on investments and affiliated investments	325,479,708

Net Assets	$4,536,346,802

Net Assets
Class B	$3,446,779
Class C	4,532,900,023
Capital Shares Outstanding*
Class B	335,738
Class C	444,047,728
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.27
Class C	10.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,241,312,552.
(b)	Identified cost of affiliated investments was $1,971,994,674.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$44,579,353
Dividends from Underlying Affiliated Portfolios	7,964,734

Total investment income	52,544,087
Expenses
Management fees	1,319,600
Administration fees	10,902
Custodian and accounting fees	12,290
Distribution and service fees—Class B	4,059
Distribution and service fees—Class C	12,461,128
Audit and tax services	14,660
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	51,190
Insurance	14,169
Miscellaneous	12,484

Total expenses	13,923,604

Net Investment Income	38,620,483

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	352,971,511
Affiliated investments	8,794,331
Capital gain distributions from Underlying Portfolios	1,560,532
Capital gain distributions from Affiliated Underlying Portfolios	21,012,974

Net realized gain	384,339,348

Net change in unrealized appreciation (depreciation) on:
Investments	79,972,692
Affiliated investments	(240,353,645)

Net change in unrealized depreciation	(160,380,953)

Net realized and unrealized gain	223,958,395

Net Increase in Net Assets From Operations	$262,578,878

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,620,483	$55,979,020
Net realized gain	384,339,348	295,624,964
Net change in unrealized appreciation (depreciation)	(160,380,953)	187,081,077

Increase in net assets from operations	262,578,878	538,685,061

From Distributions to Shareholders
Net investment income
Class B	(56,869)	(48,076)
Class C	(63,507,458)	(73,001,962)
Net realized capital gains
Class B	(207,017)	(24,476)
Class C	(285,576,021)	(44,300,244)

Total distributions	(349,347,365)	(117,374,758)

Increase (decrease) in net assets from capital share transactions	235,194,930	(114,943,991)

Total Increase in Net Assets	148,426,443	306,366,312

Net Assets
Beginning of period	4,387,920,359	4,081,554,047

End of period	$4,536,346,802	$4,387,920,359

Undistributed net investment income
End of period	$38,488,942	$63,432,786

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	36,776	$396,285	81,474	$822,344
Reinvestments	26,102	263,886	7,291	72,552
Redemptions	(7,824)	(83,678)	(24,601)	(248,428)

Net increase	55,054	$576,493	64,164	$646,468

Class C
Sales	8,156,159	$87,015,634	14,614,114	$146,218,328
Reinvestments	34,700,147	349,083,479	11,848,708	117,302,206
Redemptions	(18,945,722)	(201,480,676)	(37,813,970)	(379,110,993)

Net increase (decrease)	23,910,584	$234,618,437	(11,351,148)	$(115,590,459)

Increase (decrease) derived from capital shares transactions		$235,194,930		$(114,943,991)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008(a)
Net Asset Value, Beginning of Period	$10.51		$9.52	$9.84	$8.87		$6.82	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.11		0.18	0.20	0.22		0.24	0.08
Net realized and unrealized gain (loss) on investments	0.53		1.11	(0.36)	0.87		1.81	(3.00)

Total from investment operations	0.64		1.29	(0.16)	1.09		2.05	(2.92)

Less Distributions
Distributions from net investment income	(0.19)		(0.20)	(0.15)	(0.12)		0.00	(0.26)
Distributions from net realized capital gains	(0.69)		(0.10)	(0.01)	(0.00	)(c)	0.00	(0.00	)(c)

Total distributions	(0.88)		(0.30)	(0.16)	(0.12)		0.00	(0.26)

Net Asset Value, End of Period	$10.27		$10.51	$9.52	$9.84		$8.87	$6.82

Total Return (%) (d)	6.19	(e)	13.80	(1.79)	12.40		30.06	(29.20	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.31	(f)	0.32	0.32	0.33		0.36	0.78	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.31	(f)	0.32	0.32	0.33		0.35	0.35	(f)
Ratio of net investment income to average net assets (%) (i)	2.13	(f)	1.78	2.06	2.38		2.99	1.32	(f)
Portfolio turnover rate (%)	30	(e)	14	7	6		6	12	(e)
Net assets, end of period (in millions)	$3.4		$3.0	$2.1	$1.5		$0.6	$0.1

	Class C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008(a)
Net Asset Value, Beginning of Period	$10.44		$9.45	$9.78	$8.82		$6.82	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.13	0.16	0.17		0.17	0.36
Net realized and unrealized gain (loss) on investments	0.52		1.13	(0.36)	0.89		1.83	(3.28)

Total from investment operations	0.61		1.26	(0.20)	1.06		2.00	(2.92)

Less Distributions
Distributions from net investment income	(0.15)		(0.17)	(0.12)	(0.10)		0.00	(0.26)
Distributions from net realized capital gains	(0.69)		(0.10)	(0.01)	(0.00	)(c)	0.00	(0.00	)(c)

Total distributions	(0.84)		(0.27)	(0.13)	(0.10)		0.00	(0.26)

Net Asset Value, End of Period	$10.21		$10.44	$9.45	$9.78		$8.82	$6.82

Total Return (%) (d)	5.97	(e)	13.53	(2.13)	12.16		29.33	(29.20	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.61	(f)	0.62	0.62	0.63		0.66	0.70	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.61	(f)	0.62	0.62	0.63		0.65	0.65	(f)
Ratio of net investment income to average net assets (%) (i)	1.70	(f)	1.30	1.60	1.85		2.19	6.70	(f)
Portfolio turnover rate (%)	30	(e)	14	7	6		6	12	(e)
Net assets, end of period (in millions)	$4,532.9		$4,385.0	$4,079.5	$3,568.7		$1,998.3	$545.4

(a)	Commencement of operations was April 28, 2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty

MIST-9

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,370,342,055	$0	$1,445,818,112

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$1,319,600	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C

MIST-10

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios for the six months ended June 30, 2013 was as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
American Funds Blue Chip Income and Growth Fund (Class 1)	8,791,646	23,919,505	(409,143)	32,302,008
American Funds Bond Fund (Class 1)	40,588,586	6,936,767	(6,630)	47,518,723
American Funds High-Income Bond Fund (Class 1)	18,814,847	225,220	(2,630,948)	16,409,119
American Funds International Growth and Income Fund (Class 1)	4,329,817	12,456,590	(2,314)	16,784,093
American Funds New World Fund (Class 1)	5,946,605	176,029	(201,575)	5,921,059
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	43,589,923	1,411,920	(291,020)	44,710,823

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
American Funds Blue Chip Income and Growth Fund (Class 1)	$647,005	$—	$1,550,643	$370,504,037
American Funds Bond Fund (Class 1)	11,032	5,797,333	2,244,128	515,102,953
American Funds High-Income Bond Fund (Class 1)	6,072,173	—	2,529,569	183,125,764
American Funds International Growth and Income Fund (Class 1)	1,505	—	134,189	266,699,237
American Funds New World Fund (Class 1)	1,930,405	622,351	463,827	131,625,145
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	132,211	14,593,290	1,042,378	540,553,846

	$8,794,331	$21,012,974	$7,964,734	$2,007,610,982

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$73,050,038	$50,868,480	$44,324,720	$2,239,514	$117,374,758	$53,107,994

MIST-11

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$63,468,412	$285,355,937	$453,004,025	$—	$801,828,374

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-12

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B and C shares of the American Funds® Growth Allocation Portfolio returned 8.59% and 8.49%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 6.82%.

ECONOMIC AND MARKET REVIEW

During the six-month period ended June 30, 2013, global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve (“Fed”) Chairman Benjamin Bernanke concerning the future of the Fed’s quantitative easing measures. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six-month period, the Barclays U.S. Aggregate Bond Index returned a negative 2.44%. As expected in a rising interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to provide modestly positive returns because of strong first quarter returns and higher coupons. Foreign-denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, performed even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks performed slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of the U.S. dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks performed even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six-month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds managed by the Capital Research and Management Company to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities. The underlying funds included funds of the American Funds Insurance Series (AFIS) and shares of retail American Funds. The Portfolio’s broad asset class goals did not change during the period. While the Portfolio did not have a formal asset class goal for cash, it did hold a cumulative cash position of about 6%. This cash position had a mixed impact on relative performance. The cash held in the underlying fixed income funds buffered some of the negative impact of rising interest rates on bonds, but the cash held in the domestic equity funds constrained performance.

All of the underlying domestic equity funds posted strongly positive returns for the period and contributed to absolute performance. The Portfolio’s cumulative tilt toward growth style stocks and its emphasis on large capitalization stocks detracted from relative performance as value style stocks and small and mid-cap stocks fared better over the first six months of 2013. Even with these headwinds, overall strong security selection by these funds had a positive impact on relative performance. Not unexpectedly, those underlying funds with the most exposure to value style stocks (the AFIS Blue Chip Income & Growth Fund and the American Mutual Fund) contributed the most to relative performance. Both funds avoided poor performing Apple, Inc. (-24.6% for the period) and held an overweight in the Microsoft Corporation, which returned over 30% for the period. The AFIS Growth Fund detracted from relative performance due in part to its exposure to Canadian energy companies Pacific Rubiales Energy Corp. and Suncor Energy, Inc.

As a group, the foreign equity funds detracted from absolute performance in part because a strong U.S. dollar made foreign securities less valuable to U.S. dollar based investors. Within foreign equities, the Portfolio’s exposure to developing countries hurt performance as the shares of companies from the emerging markets declined much more than those from developed countries. On a relative basis, both the AFIS International Fund and the AFIS International Growth and Income Fund helped performance.

MIST-1

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The underlying fixed income funds produced returns in line with expectations. The two core bond funds, the AFIS U.S. Government / AAA-Rated Securities Fund and the AFIS Bond Fund, lost value during the period as interest rates rose. The positive impact of the AFIS Bond Fund’s exposure to high-yield bonds, which performed better than investment grade bonds during the full period, was offset by the negative impact of foreign bonds, which performed worse. While the AFIS High-Income Fund added to absolute performance, the Portfolio’s overall underweight to this asset class hurt relative performance. The Portfolio held a slight overweight to foreign bonds, which hurt performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds® Growth Allocation Portfolio
Class B	8.59	18.18	4.74	3.48
Class C	8.49	17.78	4.39	3.13
Dow Jones Moderately Aggressive Index	6.82	14.95	5.47	4.36

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
American Funds Growth Fund (Class 1)	12.2
American Funds AMCAP Fund (Class R-6)	12.2
American Funds Fundamental Investors Fund (Class R-6)	11.2
American Funds Growth-Income Fund (Class 1)	10.2
American Funds Blue Chip Income and Growth Fund (Class 1)	10.2
American Funds American Mutual Fund (Class R-6)	10.1
American Funds International Fund (Class 1)	8.0
American Funds International Growth and Income Fund (Class 1)	6.8
American Funds Global Small Capitalization Fund (Class 1)	4.9
American Funds New World Fund (Class 1)	4.7

MIST-3

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)	Actual	0.52%	$1,000.00	$1,085.90	$2.69
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class C(a)	Actual	0.82%	$1,000.00	$1,084.90	$4.24
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,098,768	$317,252,154
American Funds American Mutual Fund (Class R-6)	8,305,610	262,208,109
American Funds Blue Chip Income and Growth Fund (Class 1)	23,035,388	264,215,900
American Funds Bond Fund (Class 1)	9,041,243	98,007,073
American Funds Fundamental Investors Fund (Class R-6)	6,356,404	290,106,282
American Funds Global Bond Fund (Class 1)	4,229,252	48,932,440
American Funds Global Small Capitalization Fund (Class 1)	5,789,852	126,160,873
American Funds Growth Fund (Class 1)	4,752,607	317,949,424
American Funds Growth-Income Fund (Class 1)	6,168,713	264,637,785
American Funds High-Income Bond Fund (Class 1)	4,647,605	51,867,272
American Funds International Fund (Class 1)	11,392,897	207,464,658
American Funds International Growth and Income Fund (Class 1) (a)	11,139,100	177,000,298

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	5,538,676	$123,124,775
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	4,257,647	51,474,953

Total Mutual Funds (Cost $2,287,565,451)		2,600,401,996

Total Investments—100.1% (Cost $2,287,565,451) (b)		2,600,401,996
Other assets and liabilities (net)—(0.1)%		(1,452,986)

Net Assets—100.0%		$2,598,949,010

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2013, the aggregate cost of investments was $2,287,565,451. The aggregate unrealized appreciation and depreciation of investments were $315,862,108 and $(3,025,563), respectively, resulting in net unrealized appreciation of $312,836,545.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,600,401,996	$—	$—	$2,600,401,996
Total Investments	$2,600,401,996	$—	$—	$2,600,401,996

MIST-5

See accompanying notes to financial statements.

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$2,423,401,698
Affiliated investments at value (b)	177,000,298
Receivable for:
Fund shares sold	885,903

Total Assets	2,601,287,899
Liabilities
Payables for:
Investments purchased	159,000
Fund shares redeemed	726,903
Accrued expenses:
Management fees	138,808
Distribution and service fees	1,184,992
Deferred trustees’ fees	41,001
Other expenses	88,185

Total Liabilities	2,338,889

Net Assets	$2,598,949,010

Net assets consist of:
Paid in surplus	$1,932,102,326
Undistributed net investment income	15,524,055
Accumulated net realized gain	338,486,084
Unrealized appreciation on investments and affiliated investments	312,836,545

Net Assets	$2,598,949,010

Net Assets
Class B	$11,489,368
Class C	2,587,459,642
Capital Shares Outstanding*
Class B	1,128,627
Class C	255,629,920
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.18
Class C	10.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,113,411,016.
(b)	Identified cost of affiliated investments was $174,154,435.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$23,738,308
Dividends from Underlying Affiliated Portfolios	88,816

Total investment income	23,827,124
Expenses
Management fees	827,875
Administration fees	10,902
Custodian and accounting fees	12,290
Distribution and service fees—Class B	13,652
Distribution and service fees—Class C	7,031,043
Audit and tax services	14,660
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	28,183
Insurance	7,893
Miscellaneous	8,289

Total expenses	7,977,909

Net Investment Income	15,849,215

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	418,712,892
Affiliated investments	1,159
Capital gain distributions from Underlying Portfolios	3,662,859

Net realized gain	422,376,910

Net change in unrealized appreciation (depreciation) on:
Investments	(235,433,044)
Affiliated investments	3,307,376

Net change in unrealized depreciation	(232,125,668)

Net realized and unrealized gain	190,251,242

Net Increase in Net Assets From Operations	$206,100,457

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,849,215	$25,719,653
Net realized gain	422,376,910	150,965,894
Net change in unrealized appreciation (depreciation)	(232,125,668)	178,401,741

Increase in net assets from operations	206,100,457	355,087,288

From Distributions to Shareholders
Net investment income
Class B	(151,358)	(118,594)
Class C	(26,841,832)	(28,747,814)
Net realized capital gains
Class B	(636,323)	0
Class C	(148,109,393)	0

Total distributions	(175,738,906)	(28,866,408)

Increase (decrease) in net assets from capital share transactions	123,696,882	(125,407,689)

Total Increase in Net Assets	154,058,433	200,813,191

Net Assets
Beginning of period	2,444,890,577	2,244,077,386

End of period	$2,598,949,010	$2,444,890,577

Undistributed net investment income
End of period	$15,524,055	$26,668,030

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	138,923	$1,456,806	220,289	$2,101,602
Reinvestments	79,644	787,681	12,484	118,594
Redemptions	(52,539)	(551,642)	(43,796)	(413,966)

Net increase	166,028	$1,692,845	188,977	$1,806,230

Class C
Sales	8,615,215	$89,664,001	13,834,525	$130,881,003
Reinvestments	17,779,596	174,951,225	3,042,097	28,747,814
Redemptions	(13,688,874)	(142,611,189)	(30,182,863)	(286,842,736)

Net increase (decrease)	12,705,937	$122,004,037	(13,306,241)	$(127,213,919)

Increase (decrease) derived from capital shares transactions		$123,696,882		$(125,407,689)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$10.10		$8.80	$9.33	$8.29	$6.17		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.15	0.16	0.16	0.13		0.14
Net realized and unrealized gain (loss) on investments	0.77		1.30	(0.56)	0.98	1.99		(3.69)

Total from investment operations	0.85		1.45	(0.40)	1.14	2.12		(3.55)

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	(0.13)	(0.10)	(0.00	)(c)	(0.28)
Distributions from net realized capital gains	(0.62)		0.00	0.00	0.00	0.00		(0.00	)(d)

Total distributions	(0.77)		(0.15)	(0.13)	(0.10)	(0.00	)(c)	(0.28)

Net Asset Value, End of Period	$10.18		$10.10	$8.80	$9.33	$8.29		$6.17

Total Return (%) (e)	8.59	(f)	16.54	(4.41)	13.78	34.36		(35.45	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (h)	0.32	(g)	0.33	0.33	0.34	0.36		0.65	(g)
Net ratio of expenses to average net assets (%) (h) (i)	0.32	(g)	0.33	0.33	0.34	0.35		0.35	(g)
Ratio of net investment income to average net assets (%) (j)	1.59	(g)	1.57	1.70	1.90	1.81		2.37	(g)
Portfolio turnover rate (%)	39	(f)	17	8	13	7		5	(f)
Net assets, end of period (in millions)	$11.5		$9.7	$6.8	$5.1	$2.4		$0.7

	Class C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$10.02		$8.73	$9.26	$8.23	$6.14		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.06		0.10	0.11	0.10	0.09		0.23
Net realized and unrealized gain (loss) on investments	0.77		1.30	(0.54)	1.00	2.00		(3.81)

Total from investment operations	0.83		1.40	(0.43)	1.10	2.09		(3.58)

Less Distributions
Distributions from net investment income	(0.11)		(0.11)	(0.10)	(0.07)	(0.00	)(c)	(0.28)
Distributions from net realized capital gains	(0.62)		0.00	0.00	0.00	0.00		(0.00	)(d)

Total distributions	(0.73)		(0.11)	(0.10)	(0.07)	(0.00	)(c)	(0.28)

Net Asset Value, End of Period	$10.12		$10.02	$8.73	$9.26	$8.23		$6.14

Total Return (%) (e)	8.49	(f)	16.16	(4.73)	13.48	34.04		(35.78	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (h)	0.62	(g)	0.63	0.63	0.64	0.66		0.70	(g)
Net ratio of expenses to average net assets (%) (h) (i)	0.62	(g)	0.63	0.63	0.64	0.65		0.65	(g)
Ratio of net investment income to average net assets (%) (j)	1.23	(g)	1.07	1.17	1.25	1.27		4.65	(g)
Portfolio turnover rate (%)	39	(f)	17	8	13	7		5	(f)
Net assets, end of period (in millions)	$2,587.5		$2,435.2	$2,237.3	$2,360.4	$1,938.9		$785.5

(a)	Commencement of operations was April 28, 2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(i)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(j)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.
Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly

MIST-9

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,005,353,709	$0	$1,041,478,320

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$827,875	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the

MIST-10

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios for the six months ended June 30, 2013 was as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
American Funds International Growth and Income Fund (Class 1)	2,812,840	8,328,060	(1,800)	11,139,100

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
American Funds International Growth and Income Fund (Class 1)	$1,159	$—	$88,816	$177,000,298

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$28,866,408	$26,287,531	$—	$—	$28,866,408	$26,287,531

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,703,656	$148,478,150	$461,338,953	$—	$636,520,759

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-11

Met Investors Series Trust

American Funds® Growth Portfolio

For the six months ended June 30, 2013, the Portfolio had a return of 10.10% for Class C versus 13.82% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year[2]	10 Year[2]
American Funds® Growth Portfolio
Class C	10.10	19.74	4.19	7.53
S&P 500 Index	13.82	20.60	7.01	7.30

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the five year and ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-1

Met Investors Series Trust

American Funds® Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class C(a)	Actual	0.91%	$1,000.00	$1,101.00	$4.74
	Hypothetical	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-2

Met Investors Series Trust

American Funds® Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $722,602,904)	14,562,530	$974,233,258

Total Investments—100.1% (Cost $722,602,904) (a)		974,233,258
Other assets and liabilities (net)—(0.1)%		(552,518)

Net Assets—100.0%		$973,680,740

(a)	As of June 30, 2013, the aggregate cost of investments was $722,602,904. The aggregate and net unrealized appreciation of investments was $251,630,354.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$974,233,258	$—	$—	$974,233,258
Total Investments	$974,233,258	$—	$—	$974,233,258

See accompanying notes to financial statements.

MIST-3

Met Investors Series Trust

American Funds® Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$974,233,258
Receivable for:
Investments sold	671,684

Total Assets	974,904,942
Liabilities
Payables for:
Fund shares redeemed	671,683
Accrued expenses:
Distribution and service fees	448,181
Deferred trustees’ fees	41,001
Other expenses	63,337

Total Liabilities	1,224,202

Net Assets	$973,680,740

Net assets consist of:
Paid in surplus	$696,322,319
Undistributed net investment income	1,332,199
Accumulated net realized gain	24,395,868
Unrealized appreciation on investments	251,630,354

Net Assets	$973,680,740

Net Assets
Class C	$973,680,740
Capital Shares Outstanding*
Class C	92,142,537
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $722,602,904.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Master Fund	$4,274,375

Total investment income	4,274,375
Expenses
Administration fees	10,902
Custodian and accounting fees	12,290
Distribution and service fees—Class C	2,679,042
Audit and tax services	14,660
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	14,789
Insurance	3,138
Miscellaneous	4,995

Total expenses	2,762,939

Net Investment Income	1,511,436

Net Realized and Unrealized Gain
Net realized gain on investments	29,516,620

Net change in unrealized appreciation on investments	61,645,731

Net realized and unrealized gain	91,162,351

Net Increase in Net Assets From Operations	$92,673,787

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

American Funds® Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,511,436	$4,311,784
Net realized gain	29,516,620	50,978,545
Net change in unrealized appreciation	61,645,731	93,285,920

Increase in net assets from operations	92,673,787	148,576,249

From Distributions to Shareholders
Net investment income
Class C	(4,465,930)	(3,046,439)
Net realized capital gains
Class C	(49,661,136)	(240,088)

Total distributions	(54,127,066)	(3,286,527)

Increase (decrease) in net assets from capital share transactions	7,369,402	(103,412,696)

Total Increase in Net Assets	45,916,123	41,877,026

Net Assets
Beginning of period	927,764,617	885,887,591

End of period	$973,680,740	$927,764,617

Undistributed net investment income
End of period	$1,332,199	$4,286,693

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class C
Sales	3,444,595	$36,573,401	7,131,329	$68,034,145
Reinvestments	5,391,142	54,127,066	337,080	3,286,527
Redemptions	(7,787,469)	(83,331,065)	(18,249,921)	(174,733,368)

Net increase (decrease)	1,048,268	$7,369,402	(10,781,512)	$(103,412,696)

Increase (decrease) derived from capital shares transactions		$7,369,402		$(103,412,696)

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds® Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$10.18		$8.70	$9.15	$7.75	$5.58	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.02		0.04	0.03	0.05	0.04	0.15
Net realized and unrealized gain (loss) on investments	0.98		1.47	(0.45)	1.37	2.13	(4.34)

Total from investment operations	1.00		1.51	(0.42)	1.42	2.17	(4.19)

Less Distributions
Distributions from net investment income	(0.05)		(0.03)	(0.03)	(0.02)	0.00	(0.23)
Distributions from net realized capital gains	(0.56)		0.00 (c)	0.00	0.00	0.00	0.00

Total distributions	(0.61)		(0.03)	(0.03)	(0.02)	0.00	(0.23)

Net Asset Value, End of Period	$10.57		$10.18	$8.70	$9.15	$7.75	$5.58

Total Return (%) (d)	10.10	(e)	17.41	(4.60)	18.33	38.89	(41.84	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.57	(g)	0.57	0.57	0.59	0.65	0.92	(g)
Net ratio of expenses to average net assets (%) (f) (h)	0.57	(g)	0.57	0.57	0.59	0.65	0.65	(g)
Ratio of net investment income to average net assets (%)	0.31	(g)	0.46	0.35	0.59	0.55	3.09	(g)
Portfolio turnover rate (%)	2	(e)	3	3	2	1	0	(e)
Net assets, end of period (in millions)	$973.7		$927.8	$885.9	$748.2	$348.3	$68.5

(a)	Commencement of operations was April 28, 2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds® Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2013, the Portfolio owned approximately 4.45% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. The Portfolio had no permanent book-tax differences at December 31, 2012.

3. Certain Risks

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-7

Met Investors Series Trust

American Funds® Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$17,919,264	$0	$63,146,316

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.750%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

MIST-8

Met Investors Series Trust

American Funds® Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$3,046,439	$3,035,823	$240,088	$—	$3,286,527	$3,035,823

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$4,322,319	$49,605,275	$184,919,732	$—	$238,847,326

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-9

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B and C shares of the American Funds® Moderate Allocation Portfolio returned 4.26% and 4.20%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

ECONOMIC AND MARKET REVIEW

During the six-month period ended June 30, 2013, global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve (“Fed”) Chairman Benjamin Bernanke concerning the future of the Fed’s quantitative easing measures. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six-month period, the Barclays U.S. Aggregate Bond Index returned a negative 2.44%. As expected in a rising interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to provide modestly positive returns because of strong first quarter returns and higher coupons. Foreign-denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, performed even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks performed slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of the U.S. dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks performed even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six-month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds managed by the Capital Research and Management Company to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities. The underlying portfolios included funds of the American Funds Insurance Series (AFIS) and shares of retail mutual funds. The Portfolio’s broad asset class goals did not change. While the Portfolio did not have a formal asset class goal for cash, it did hold a cumulative cash position of about 6%. This cash position had a mixed impact on relative performance. The cash held in the underlying fixed income funds buffered some of the negative impact of rising interest rates on bonds, but the cash held in the domestic equity funds constrained performance.

The underlying fixed income funds produced returns in line with expectations. The two core bond funds, the AFIS U.S. Government / AAA-Rated Securities Fund and the AFIS Bond Fund, lost value during the period as interest rates rose. The positive impact of the AFIS Bond Fund’s exposure to high-yield bonds, which performed better than investment grade bonds during the full period, was offset by the negative impact of foreign bonds, which performed worse. While the AFIS High-Income Fund added to absolute performance, the Portfolio’s overall underweight to this asset class hurt relative performance. The Portfolio held a slight overweight to foreign bonds, which hurt performance.

All of the underlying domestic equity funds posted strongly positive returns for the period and contributed to absolute performance. The Portfolio’s cumulative tilt toward growth style stocks and its emphasis on large capitalization stocks detracted from relative performance as value style stocks and small and mid-cap stocks fared better over the first six months of 2013. Even with these headwinds, overall strong security selection by these funds had a positive impact on relative performance. Not unexpectedly, those underlying funds with the most exposure to value style stocks (the AFIS Blue Chip Income & Growth Fund and the American Mutual Fund) contributed the most to relative performance. Both funds avoided poor performing Apple, Inc. (-24.6% for the period) and held an overweight in the Microsoft Corporation, which returned over 30% for the period. The AFIS Growth Fund detracted from relative performance due in part to its exposure to Canadian energy companies Pacific Rubiales Energy Corp. and Suncor Energy, Inc.

MIST-1

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

As a group, the foreign equity funds detracted from absolute performance in part because a strong dollar made foreign securities less valuable to U.S. dollar based investors. Within foreign equities, the Portfolio’s exposure to developing countries hurt performance as the shares of companies from the emerging markets declined much more than those from developed countries. On a relative basis, both the AFIS International Fund and the AFIS International Growth and Income Fund helped performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds® Moderate Allocation Portfolio
Class B	4.26	10.30	5.03	4.17
Class C	4.20	10.06	4.72	3.88
Dow Jones Moderate Index	4.17	10.56	5.47	4.41

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	22.1
American Funds Bond Fund (Class 1)	16.9
American Funds Blue Chip Income and Growth Fund (Class 1)	9.1
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Growth-Income Fund (Class 1)	9.1
American Funds Growth Fund (Class 1)	5.0
American Funds Fundamental Investors Fund (Class R-6)	5.0
American Funds AMCAP Fund (Class R-6)	5.0
American Funds High-Income Bond Fund (Class 1)	5.0
American Funds International Fund (Class 1)	5.0

MIST-3

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)	Actual	0.70%	$1,000.00	$1,042.60	$3.55
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

Class C(a)	Actual	1.00%	$1,000.00	$1,042.00	$5.06
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	6,316,319	$152,981,246
American Funds American Mutual Fund (Class R-6)	8,718,973	275,257,991
American Funds Blue Chip Income and Growth Fund (Class 1)	24,021,342	275,524,798
American Funds Bond Fund (Class 1) (a)	47,373,553	513,529,314
American Funds Fundamental Investors Fund (Class R-6)	3,356,021	153,168,813
American Funds Global Bond Fund (Class 1)	7,361,736	85,175,287
American Funds Global Small Capitalization Fund (Class 1)	1,384,880	30,176,533
American Funds Growth Fund (Class 1)	2,289,533	153,169,762
American Funds Growth-Income Fund (Class 1)	6,411,857	275,068,654
American Funds High-Income Bond Fund (Class 1) (a)	13,652,902	152,366,381
American Funds International Fund (Class 1)	8,278,584	150,753,019
American Funds International Growth and Income Fund (Class 1) (a)	7,451,599	118,405,911

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,336,857	$29,718,333
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	55,405,566	669,853,290

Total Mutual Funds (Cost $2,880,673,119)		3,035,149,332

Total Investments—100.1% (Cost $2,880,673,119) (b)		3,035,149,332
Other assets and liabilities (net)—(0.1)%		(1,674,422)

Net Assets—100.0%		$3,033,474,910

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of June 30, 2013, the aggregate cost of investments was $2,880,673,119. The aggregate unrealized appreciation and depreciation of investments were $182,004,023 and $(27,527,810), respectively, resulting in net unrealized appreciation of $154,476,213.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,035,149,332	$—	$—	$3,035,149,332
Total Investments	$3,035,149,332	$—	$—	$3,035,149,332

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$1,580,994,436
Affiliated investments at value (b)	1,454,154,896
Receivable for:
Investments sold	1,023,805
Fund shares sold	144,452

Total Assets	3,036,317,589
Liabilities
Payables for:
Investments purchased	2,228
Fund shares redeemed	1,166,028
Accrued expenses:
Management fees	157,080
Distribution and service fees	1,387,522
Deferred trustees’ fees	41,001
Other expenses	88,820

Total Liabilities	2,842,679

Net Assets	$3,033,474,910

Net assets consist of:
Paid in surplus	$2,650,231,225
Undistributed net investment income	32,955,633
Accumulated net realized gain	195,811,839
Unrealized appreciation on investments and affiliated investments	154,476,213

Net Assets	$3,033,474,910

Net Assets
Class B	$5,344,825
Class C	3,028,130,085
Capital Shares Outstanding*
Class B	523,248
Class C	297,820,928
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.21
Class C	10.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,422,864,425.
(b)	Identified cost of affiliated investments was $1,457,808,694.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$37,085,767
Dividends from Underlying Affiliated Portfolios	5,710,512

Total investment income	42,796,279
Expenses
Management fees	953,853
Administration fees	10,902
Custodian and accounting fees	12,290
Distribution and service fees—Class B	6,189
Distribution and service fees—Class C	8,433,222
Audit and tax services	14,660
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	35,116
Insurance	9,900
Miscellaneous	10,357

Total expenses	9,509,612

Net Investment Income	33,286,667

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	188,282,380
Affiliated investments	1,390,525
Capital gain distributions from Underlying Portfolios	1,187,429
Capital gain distributions from Affiliated Underlying Portfolios	23,929,545

Net realized gain	214,789,879

Net change in unrealized depreciation on:
Investments	(65,081,434)
Affiliated investments	(56,048,376)

Net change in unrealized depreciation	(121,129,810)

Net realized and unrealized gain	93,660,069

Net Increase in Net Assets From Operations	$126,946,736

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,286,667	$41,301,315
Net realized gain	214,789,879	190,443,162
Net change in unrealized appreciation (depreciation)	(121,129,810)	78,876,105

Increase in net assets from operations	126,946,736	310,620,582

From Distributions to Shareholders
Net investment income
Class B	(100,822)	(84,692)
Class C	(50,974,271)	(61,824,506)
Net realized capital gains
Class B	(273,594)	(47,065)
Class C	(168,130,607)	(40,417,477)

Total distributions	(219,479,294)	(102,373,740)

Increase (decrease) in net assets from capital share transactions	93,823,421	(92,001,391)

Total Increase in Net Assets	1,290,863	116,245,451

Net Assets
Beginning of period	3,032,184,047	2,915,938,596

End of period	$3,033,474,910	$3,032,184,047

Undistributed net investment income
End of period	$32,955,633	$50,744,059

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	84,885	$910,137	180,471	$1,843,497
Reinvestments	36,816	374,416	13,084	131,757
Redemptions	(14,487)	(158,265)	(63,376)	(637,488)

Net increase	107,214	$1,126,288	130,179	$1,337,766

Class C
Sales	3,683,871	$39,050,740	11,008,316	$111,947,565
Reinvestments	21,629,307	219,104,878	10,193,617	102,241,983
Redemptions	(15,603,483)	(165,458,485)	(30,150,500)	(307,528,705)

Net increase (decrease)	9,709,695	$92,697,133	(8,948,567)	$(93,339,157)

Increase (decrease) derived from capital shares transactions		$93,823,421		$(92,001,391)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$10.58		$9.87	$10.05	$9.28	$7.49	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14		0.20	0.25	0.24	0.28	0.11
Net realized and unrealized gain (loss) on investments	0.31		0.90	(0.20)	0.69	1.51	(2.34)

Total from investment operations	0.45		1.10	0.05	0.93	1.79	(2.23)

Less Distributions
Distributions from net investment income	(0.22)		(0.25)	(0.18)	(0.16)	0.00	(0.28)
Distributions from net realized capital gains	(0.60)		(0.14)	(0.05)	0.00	0.00	(0.00	)(c)

Total distributions	(0.82)		(0.39)	(0.23)	(0.16)	0.00	(0.28)

Net Asset Value, End of Period	$10.21		$10.58	$9.87	$10.05	$9.28	$7.49

Total Return (%) (d)	4.26	(e)	11.28	0.44	10.15	23.90	(22.30	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.32	(f)	0.32	0.32	0.34	0.37	0.85	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.32	(f)	0.32	0.32	0.34	0.35	0.35	(f)
Ratio of net investment income to average net assets (%) (i)	2.67	(f)	1.93	2.51	2.56	3.32	1.75	(f)
Portfolio turnover rate (%)	25	(e)	12	7	7	14	13	(e)
Net assets, end of period (in millions)	$5.3		$4.4	$2.8	$1.6	$0.7	$0.1

	Class C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$10.51		$9.81	$9.99	$9.23	$7.48	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.11		0.14	0.18	0.19	0.24	0.49
Net realized and unrealized gain (loss) on investments	0.33		0.91	(0.15)	0.72	1.51	(2.73)

Total from investment operations	0.44		1.05	0.03	0.91	1.75	(2.24)

Less Distributions
Distributions from net investment income	(0.18)		(0.21)	(0.16)	(0.15)	0.00	(0.28)
Distributions from net realized capital gains	(0.60)		(0.14)	(0.05)	0.00	0.00	(0.00	)(c)

Total distributions	(0.78)		(0.35)	(0.21)	(0.15)	0.00	(0.28)

Net Asset Value, End of Period	$10.17		$10.51	$9.81	$9.99	$9.23	$7.48

Total Return (%) (d)	4.20	(e)	10.84	0.19	9.91	23.40	(22.40	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.62	(f)	0.62	0.62	0.64	0.67	0.70	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.62	(f)	0.62	0.62	0.64	0.65	0.65	(f)
Ratio of net investment income to average net assets (%) (i)	2.17	(f)	1.36	1.79	2.04	2.85	8.74	(f)
Portfolio turnover rate (%)	25	(e)	12	7	7	14	13	(e)
Net assets, end of period (in millions)	$3,028.1		$3,027.8	$2,913.1	$2,590.2	$1,575.4	$449.3

(a)	Commencement of operations was April 28, 2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty

MIST-9

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$770,125,483	$0	$862,507,734

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$953,853	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C

MIST-10

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios for the six months ended June 30, 2013 was as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
American Funds Bond Fund (Class 1)	45,542,105	1,888,827	(57,379)	47,373,553
American Funds High-Income Bond Fund (Class 1)	13,764,988	196,333	(308,419)	13,652,902
American Funds International Growth and Income Fund (Class 1)	2,004,382	5,449,010	(1,793)	7,451,599
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	55,656,770	1,604,255	(1,855,459)	55,405,566

				123,883,620

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
American Funds Bond Fund (Class 1)	$114,029	$5,783,836	$2,238,904	$513,529,314
American Funds High-Income Bond Fund (Class 1)	583,787	—	2,115,913	152,366,381
American Funds International Growth and Income Fund (Class 1)	1,138	—	59,573	118,405,911
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	691,571	18,145,709	1,296,122	669,853,290

	$1,390,525	$23,929,545	$5,710,512	$1,454,154,896

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$61,909,198	$44,073,534	$40,464,542	$13,813,992	$102,373,740	$57,887,526

MIST-11

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$50,779,685	$168,345,439	$256,686,745	$—	$475,811,869

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the AQR Global Risk Balanced Portfolio returned -5.69%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2013, the U.S. equity markets were the best performing asset class globally, while emerging market equities, government bonds, and inflation related assets (global inflation-linked bonds and commodities) underperformed. U.S. equities were driven by the relative strength in the U.S. economy, as the housing recovery became more entrenched and employment improved; however, still well below levels of the previous expansion. Despite strength in the equity market, there was increased turbulence in fixed income markets. Chairman Bernanke surprised markets in a May 22 speech that suggested the Federal Reserve (“Fed”) might slow asset purchases in its quantitative easing program if the data continued to improve. After the June 19th Fed meeting, Bernanke laid out a potential timetable in which asset purchases would stop completely by the middle of 2014. This caused bond yields to rise steadily throughout June with a sharp move at the end of the month. In particular, inflation-linked bonds took large losses as both nominal yields rose and inflation expectations declined.

In emerging markets, Chinese growth continued to slow and policymakers appeared to be more comfortable with lower growth levels going forward. The People’s Bank of China was reluctant to provide stimulus due to fears of a credit and housing bubble. The expectation of decreased demand from China reinforced selling pressure in metals such as gold and copper. Commodity exporters such as Australia and Canada were hit particularly hard.

Japanese stocks rallied and the yen fell early in the period due to optimism over expansionary monetary policy announced by new Bank of Japan Governor Haruhiko Kuroda. The moves were partially reversed as the first half of 2013 progressed due to disappointment over the lack of a specific plan for structural reform of the economy.

Early in 2013, fears of a bad outcome in Europe reemerged after deadlocked Italian elections and a banking crisis in Cyprus. Fears subsided after European authorities were successful in containing the Cypriot banking problems, and Italy formed a coalition government. The European Central Bank cut its main refinancing rate in June and many European markets performed well late in the first half of 2013.

PORTFOLIO REVIEW / CURRENT POSITIONING

The AQR Global Risk Balanced Portfolio (“GRB” or the “Portfolio”) is a globally diversified asset allocation portfolio. GRB seeks to provide diversification across three primary sources of risk: equities, government bonds, and inflation-related assets (global inflation-linked bonds and commodities). The Portfolio diversifies by risk rather than dollars; this means that it will generally hold more dollars in low risk assets (typically bonds) and fewer dollars in high risk assets (typically equities). To achieve GRB’s target volatility level of 10%, the Portfolio is normally moderately levered through investments in equity, bond and commodity futures. GRB’s portfolio management process adjusts exposures to each of the three risk categories using a proprietary risk forecasting model. The process seeks to realize a steady risk level in each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research suggests that this approach, in addition to broad asset diversification, has been effective in helping to protect the Portfolio in periods of market stress, and improves long term risk adjusted returns.

The Portfolio returned -5.7% for the first half of 2013 ending June 30, 2013, underperforming the Dow Jones Global Moderate Portfolio Index by -9.9%. Returns for the three risk categories in the Portfolio were mixed for the 6-month period: equity risk contributed +3.3% while government bonds detracted -3.6% and inflation risk detracted -5.4%. Specifically, the second quarter of 2013 was a difficult period for risk balanced strategies as market perceptions of changing central bank policy drove interest rates higher and caused a repricing of all risky assets. This was compounded by weaker demand from China which hurt inflation-related assets, specifically commodities.

AQR’s systematic Portfolio management process reduces position sizes as volatility increases to maintain the portfolio’s target risk. Additionally, AQR employs a Drawdown Control System which reduces the Portfolio’s target risk when the Portfolio experiences losses beyond a pre-determined threshold. This process is intended to reflect the reality that investors’ risk tolerance is reduced when experiencing losses. Over the second quarter, a rise in market volatility led us to reduce positions sizes. This, coupled with losses in late June, caused us to temporarily reduce our risk target. As the Portfolio’s performance has improved, its risk target has increased to near normal levels.

The Portfolio entered the beginning of 2013 with relatively high exposures as a result of historically low volatility across all asset classes. Throughout June, our active portfolio management process significantly reduced expsoure due to the sharp increase in volatility. This reduction was particularly pronounced in inflation-linked bonds and government bonds—two markets which experienced marked increases in risk. The total Portfolio exposure decreased to 101% at June month-end versus 234% at the end of the first quarter. The largest decrease was in our exposure to global inflation-linked bonds from 53% to 16%, a -70% decrease. Nominal bonds decreased from 120% to 57%, equities decreased from 39% to 16% and commodities decreased from 23% to 12%.

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio aims to make every asset matter—not just equities. This diversification helps on average, however in the second quarter of 2013 most assets had negative performance, creating an environment where diversification did not pay off. The recent market environment, where all three asset classes negatively contributed to the Portfolio, is unusual and an event expected only to occur approximately 13% of three month periods. Furthermore, the second quarter was particularly poor not just because all asset classes were negative, but more because of the magnitude of the asset class returns. Over the longer term we believe that a risk diversified approach to investing provides more consistent returns across a more diverse spectrum of market environments than a traditional 60/40 portfolio.

Many investors express concern over higher risk allocations to government bonds in a risk balanced portfolio. It is important to note that a risk balanced strategy may still make money in a rising rate environment, especially if rates rise at a slower pace relative to what markets expect. Yet, regardless of the interest rate environment our central tenant remains true: it is extremely hard to forecast returns, and, therefore, it is important to remain diversified. In the shorter term this may lead to divergences from the Dow Jones Moderate Index, but in the long run in our opinion a diversified portfolio outperforms.

Brian Hurst

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	-5.69	1.16	3.53
Dow Jones Moderate Index	4.17	10.56	4.33

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
U.S. Treasury Inflation Indexed Notes	9.1
Deutsche Bundesrepublik Inflation Linked Bonds	4.1
United Kingdom Gilt Inflation Linked	2.4
France Government Bond OAT	2.1

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	56.8
Global Inflation-Linked Bonds	15.7
Global Developed Equities	12.7
Commodities - Production Weighted	12.3
Global Emerging Equities	2.1
U.S. Mid Cap Equities	0.8
U.S. Small Cap Equities	0.7

* The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)	Actual	0.90%	$1,000.00	$943.10	$4.34
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013

U.S. Treasury & Government Agencies—9.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—9.1%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/17	127,566,726	$130,885,502
0.125%, 01/15/22 (a)	225,824,718	221,184,697
1.375%, 07/15/18	46,477,747	50,762,438
1.625%, 01/15/18	51,503,782	56,376,503
2.625%, 07/15/17	56,436,689	64,024,771

Total U.S. Treasury & Government Agencies (Cost $554,440,014)		523,233,911

Foreign Government—8.6%

Sovereign—8.6%
Deutsche Bundesrepublik Inflation Linked Bonds 1.500%, 04/15/16 (EUR)	80,141,212	109,733,925
1.750%, 04/15/20 (EUR)	84,930,870	124,523,768
France Government Bond OAT 0.250%, 07/25/18 (EUR)	11,502,819	15,142,667
1.100%, 07/25/22 (EUR)	51,560,361	70,176,576
1.300%, 07/25/19 (EUR)	27,621,378	38,631,876
United Kingdom Gilt Inflation Linked 1.875%, 11/22/22 (GBP)	73,746,914	137,200,640

Total Foreign Government (Cost $528,429,012)		495,409,452

Short-Term Investments—83.3%

Mutual Funds—63.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (b)	942,286,169	942,286,169
Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.010% (b)	942,286,832	942,286,832
State Street Institutional Liquid Reserve Fund, Institutional Class, 0.090% (b) (c)	858,135,294	858,135,294
UBS Select Treasury Preferred Fund, Institutional Class, 0.010% (b)	945,760,770	945,760,770

		3,688,469,065

U.S. Treasury—10.7%
U.S. Treasury Bills 0.060%, 12/12/13 (d)	87,800,000	87,775,208
0.065%, 12/12/13 (d)	70,600,000	70,578,791
0.067%, 12/12/13 (d)	35,300,000	35,289,473
0.070%, 12/12/13 (d)	424,700,000	424,572,166

		618,215,638

Repurchase Agreements — 8.7%
Barclays Bank plc Repurchase Agreement dated 06/25/13-06/27/13 at 0.06% to be repurchased at $355,619,035, on 07/17/13 (a)	355,607,125	$355,607,125
Repurchase Agreement dated 06/20/13-06/24/13 at 0.07% to be repurchased at $149,848,819, on 07/17/13 (a)	149,842,000	149,842,000

		505,449,125

Total Short-Term Investments (Cost $4,812,126,999)		4,812,133,828

Total Investments—101.0% (Cost $5,894,996,025) (e)		5,830,777,191
Other assets and liabilities (net)—(1.0)%		(55,355,803)

Net Assets—100.0%		$5,775,421,388

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All of the security was pledged as net collateral against open repurchase agreements and reverse repurchase agreements. As of June 30, 2013, the value of securities pledged amounted to $221,184,697. (See Note 3 of the notes to consolidated financial statements for more details on repurchase agreements and reverse repurchase agreements collateral).
(b)	The rate shown represents the annualized seven-day yield as of June 30, 2013.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2013, the market value of securities pledged was $6,933,122.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	As of June 30, 2013, the aggregate cost of investments was $5,894,996,025. The aggregate unrealized appreciation and depreciation of investments were $7,408,632 and $(71,627,466), respectively, resulting in net unrealized depreciation of $(64,218,834).
(EUR)—	Euro
(GBP)—	British Pound

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013

Forward Foreign Currency Exchange Contracts

Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR 10,580,000	Royal Bank of Scotland plc	09/18/13	$14,114,951	$(338,812)
EUR 10,740,000	Royal Bank of Scotland plc	09/18/13	14,204,815	(220,341)
EUR 39,805,868	Royal Bank of Scotland plc	09/18/13	52,319,758	(488,834)
EUR 59,940,246	Royal Bank of Scotland plc	09/18/13	79,014,491	(966,743)
EUR 68,131,164	Royal Bank of Scotland plc	09/18/13	89,460,920	(747,839)
EUR 97,295,970	Royal Bank of Scotland plc	09/18/13	126,574,467	113,890
EUR 99,560,552	Royal Bank of Scotland plc	09/18/13	129,962,661	(325,608)
EUR 107,639,708	Royal Bank of Scotland plc	09/18/13	140,977,233	(820,371)
EUR 112,218,424	Royal Bank of Scotland plc	09/18/13	146,170,557	(51,783)
EUR 123,649,990	Royal Bank of Scotland plc	09/18/13	165,124,918	(4,121,187)
GBP 7,850,000	Royal Bank of Scotland plc	09/18/13	11,856,035	77,337
GBP 10,310,000	Royal Bank of Scotland plc	09/18/13	16,174,724	(501,723)
GBP 11,416,687	Royal Bank of Scotland plc	09/18/13	17,561,845	(206,486)
GBP 20,442,316	Royal Bank of Scotland plc	09/18/13	31,555,352	(479,460)
GBP 21,055,923	Royal Bank of Scotland plc	09/18/13	32,547,425	(538,743)
GBP 27,190,396	Royal Bank of Scotland plc	09/18/13	41,927,945	(593,792)
GBP 27,311,678	Royal Bank of Scotland plc	09/18/13	41,667,515	(148,993)
GBP 33,754,709	Royal Bank of Scotland plc	09/18/13	52,959,552	(1,646,497)
GBP 34,117,544	Royal Bank of Scotland plc	09/18/13	52,220,654	(356,026)
GBP 74,848,075	Royal Bank of Scotland plc	09/18/13	113,832,096	(49,945)
JPY 1,193,000,000	Royal Bank of Scotland plc	09/18/13	12,035,077	(2,149)
RUB 44,645,000	Royal Bank of Scotland plc	09/18/13	1,339,491	837
RUB 147,960,000	Royal Bank of Scotland plc	09/18/13	4,427,299	14,743
RUB 179,118,000	Royal Bank of Scotland plc	09/18/13	5,397,591	(20,127)

Contracts to Deliver
EUR 1,015,899,423	Royal Bank of Scotland plc	09/18/13	$1,333,693,597	$10,898,529
GBP 366,165,324	Royal Bank of Scotland plc	09/18/13	563,836,611	7,201,343
RUB 735,768,000	Royal Bank of Scotland plc	09/18/13	22,416,578	327,419

Net Unrealized Appreciation				$6,008,639

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures 3 Months	07/02/13	56	USD	2,658,960	$(237,311)
Aluminum Futures 3 Months	07/05/13	58	USD	2,732,955	(222,643)
Aluminum Futures 3 Months	07/16/13	50	USD	2,362,580	(191,643)
Aluminum Futures 3 Months	07/19/13	15	USD	711,024	(59,177)
Aluminum Futures 3 Months	07/24/13	6	USD	285,527	(24,407)
Aluminum Futures 3 Months	08/02/13	6	USD	277,911	(16,107)
Aluminum Futures 3 Months	08/22/13	12	USD	559,787	(33,134)
Aluminum Futures 3 Months	09/20/13	62	USD	2,776,149	(32,525)
Aluminum Futures 3 Months	09/24/13	92	USD	4,082,647	(7,622)
Aluminum Futures 3 Months	09/25/13	184	USD	8,192,894	(40,912)
Aluminum Futures 3 Months	09/26/13	51	USD	2,264,506	(4,467)
Aluminum HG Futures	09/18/13	697	USD	34,502,615	(3,673,434)
Amsterdam Index	07/19/13	46	EUR	3,226,712	(71,008)
Australian 10 Year Treasury Bond Futures	09/16/13	650	AUD	79,042,516	(1,910,503)
Brent Crude Oil Pent Financial Futures	08/14/13	1,538	USD	156,876,000	246,080
CAC 40 Index Futures	07/19/13	305	EUR	11,703,497	(407,772)
Canada Government Bond 10 Year Futures	09/19/13	735	CAD	100,069,411	(3,311,840)
Cattle Feeder Futures	08/29/13	53	USD	3,978,482	(18,058)
Cocoa Futures	09/13/13	102	USD	2,404,027	(196,747)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Coffee Futures	09/18/13	84	USD	4,084,055	$(291,455)
Copper Futures 3 Months	07/02/13	22	USD	4,109,130	(407,080)
Copper Futures 3 Months	07/05/13	24	USD	4,471,238	(431,588)
Copper Futures 3 Months	07/16/13	13	USD	2,351,721	(161,864)
Copper Futures 3 Months	07/19/13	14	USD	2,442,672	(84,047)
Copper Futures 3 Months	07/24/13	16	USD	2,800,120	(104,120)
Copper Futures 3 Months	08/02/13	14	USD	2,466,560	(106,632)
Copper Futures 3 Months	08/22/13	5	USD	929,874	(86,343)
Copper Futures 3 Months	09/20/13	23	USD	3,921,537	(40,045)
Copper Futures 3 Months	09/24/13	40	USD	6,676,064	74,186
Copper Futures 3 Months	09/25/13	71	USD	12,078,989	(97,437)
Copper Futures 3 Months	09/26/13	24	USD	4,038,050	11,998
Copper LME Futures	09/18/13	282	USD	52,579,351	(4,984,801)
Corn Futures	09/13/13	1,092	USD	30,931,166	(1,051,316)
Cotton No. 2 Futures	12/06/13	184	USD	7,854,660	(125,740)
DAX Index Futures	09/20/13	53	EUR	10,936,944	(496,359)
Euro Stoxx 50 Index Futures	09/20/13	1,188	EUR	31,850,821	(1,284,183)
European Gas Oil (Ice) Futures	07/10/13	678	USD	58,274,100	1,610,250
FTSE 100 Index Futures	09/20/13	722	GBP	45,576,377	(1,658,363)
FTSE JSE Top 40 Index Futures	09/19/13	316	ZAR	115,149,396	(522,566)
FTSE MIB Index Futures	09/20/13	31	EUR	2,500,192	(175,179)
German Euro Bund Futures	09/06/13	4,065	EUR	582,518,423	(9,423,452)
Gold 100 oz Futures	08/28/13	137	USD	19,014,265	(2,249,575)
H-Shares Index Futures	07/30/13	407	HKD	183,522,215	592,207
Hang Seng Index Futures	07/30/13	72	HKD	71,731,386	373,001
Henry Hub Natural Gas Swap Futures	07/29/13	2,159	USD	20,247,836	(1,005,749)
IBEX 35 Index Futures	07/19/13	44	EUR	3,549,684	(228,267)
Japanese 10 Year Government Bond Mini Futures	09/10/13	514	JPY	73,416,668,290	(694,377)
KOSPI 200 Index Futures	09/12/13	219	KRW	27,627,915,873	(988,500)
Lead Futures	09/18/13	133	USD	7,424,813	(607,732)
Lead Futures 3 Months	07/02/13	11	USD	576,580	(15,443)
Lead Futures 3 Months	07/05/13	14	USD	726,097	(11,642)
Lead Futures 3 Months	07/16/13	8	USD	411,063	(2,217)
Lead Futures 3 Months	07/19/13	3	USD	150,117	3,225
Lead Futures 3 Months	07/24/13	8	USD	407,207	1,737
Lead Futures 3 Months	08/02/13	4	USD	197,406	7,094
Lead Futures 3 Months	08/22/13	1	USD	51,427	(221)
Lead Futures 3 Months	09/20/13	12	USD	608,119	7,007
Lead Futures 3 Months	09/24/13	19	USD	949,080	25,026
Lead Futures 3 Months	09/25/13	33	USD	1,676,453	15,482
Lead Futures 3 Months	09/26/13	12	USD	612,025	3,251
Lean Hogs Futures	08/14/13	346	USD	13,590,119	(103,039)
Live Cattle Futures	08/30/13	409	USD	19,592,249	371,040
MSCI Taiwan Index Futures	07/30/13	249	USD	6,721,654	237,896
Nickel Futures	09/18/13	92	USD	8,497,083	(932,751)
Nickel Futures 3 Months	07/02/13	1	USD	99,406	(17,545)
Nickel Futures 3 Months	07/05/13	1	USD	96,686	(14,810)
Nickel Futures 3 Months	07/16/13	5	USD	475,958	(66,317)
Nickel Futures 3 Months	07/19/13	2	USD	183,423	(19,540)
Nickel Futures 3 Months	07/24/13	3	USD	275,243	(29,354)
Nickel Futures 3 Months	08/02/13	3	USD	270,221	(24,216)
Nickel Futures 3 Months	09/20/13	7	USD	586,583	(11,015)
Nickel Futures 3 Months	09/24/13	15	USD	1,237,884	(4,215)
Nickel Futures 3 Months	09/25/13	22	USD	1,834,835	(25,341)
Nickel Futures 3 Months	09/26/13	8	USD	655,457	2,582
Nymex Heating Oil Pent Futures	07/30/13	373	USD	44,794,521	(8,560)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
RBOB Gasoline Fin Futures	08/29/13	377	USD	44,331,185	$(1,332,375)
Russell 2000 Mini Index Futures	09/20/13	452	USD	44,757,745	(701,305)
S&P 500 E-Mini Index Futures	09/20/13	5,223	USD	427,993,276	(10,336,081)
S&P Midcap 400 E-Mini Index Futures	09/20/13	413	USD	48,763,828	(942,558)
S&P TSE 60 Index Futures	09/19/13	243	CAD	34,149,269	(455,633)
SGX CNX NIFTY Index Futures	07/25/13	941	USD	10,561,023	405,391
SPI 200 Futures	09/19/13	230	AUD	27,594,756	(158,223)
Silver Futures	09/26/13	24	USD	2,380,576	(44,176)
Soybean Futures	11/14/13	291	USD	18,944,269	(727,669)
Sugar No. 11 Futures	09/30/13	541	USD	10,085,172	166,995
Topix Index Futures	09/12/13	621	JPY	6,760,930,891	2,647,501
U.S. Treasury Note 10 Year Futures	09/19/13	9,683	USD	1,256,730,330	(31,225,643)
United Kingdom Long Gilt Bond Futures	09/26/13	1,143	GBP	133,537,616	(8,571,944)
WTI Bullet Swap Financial Futures	07/19/13	1,971	USD	189,397,253	922,507
Wheat Futures	09/13/13	631	USD	21,877,366	(1,125,354)
Zinc Futures	09/18/13	172	USD	8,448,485	(476,285)
Zinc Futures 3 Months	07/02/13	14	USD	662,144	(24,794)
Zinc Futures 3 Months	07/05/13	17	USD	802,002	(27,482)
Zinc Futures 3 Months	07/16/13	10	USD	475,516	(18,634)
Zinc Futures 3 Months	07/19/13	4	USD	188,106	(5,223)
Zinc Futures 3 Months	07/24/13	8	USD	378,748	(12,568)
Zinc Futures 3 Months	08/02/13	9	USD	419,077	(6,285)
Zinc Futures 3 Months	09/20/13	13	USD	598,021	4,435
Zinc Futures 3 Months	09/24/13	22	USD	1,002,823	16,564
Zinc Futures 3 Months	09/25/13	45	USD	2,073,447	11,504
Zinc Futures 3 Months	09/26/13	15	USD	690,875	4,053

Futures Contracts—Short
Aluminum Futures 3 Months	07/02/13	(56)	USD	(2,657,810)	236,160
Aluminum Futures 3 Months	07/05/13	(58)	USD	(2,730,092)	219,780
Aluminum Futures 3 Months	07/16/13	(50)	USD	(2,361,444)	190,507
Aluminum Futures 3 Months	07/19/13	(15)	USD	(719,137)	67,290
Aluminum Futures 3 Months	07/24/13	(6)	USD	(286,640)	25,520
Aluminum Futures 3 Months	08/02/13	(6)	USD	(277,415)	15,611
Aluminum Futures 3 Months	08/22/13	(12)	USD	(559,481)	32,828
Aluminum Futures 3 Months	09/20/13	(62)	USD	(2,781,952)	38,328
Aluminum Futures 3 Months	09/24/13	(92)	USD	(4,088,171)	13,146
Aluminum Futures 3 Months	09/25/13	(184)	USD	(8,189,703)	37,721
Aluminum Futures 3 Months	09/26/13	(51)	USD	(2,266,558)	6,519
Aluminum HG Futures	09/18/13	(389)	USD	(17,292,278)	86,322
Copper Futures 3 Months	07/02/13	(22)	USD	(4,108,465)	406,415
Copper Futures 3 Months	07/05/13	(24)	USD	(4,456,352)	416,702
Copper Futures 3 Months	07/16/13	(13)	USD	(2,351,653)	161,797
Copper Futures 3 Months	07/19/13	(14)	USD	(2,444,043)	85,418
Copper Futures 3 Months	07/24/13	(16)	USD	(2,789,374)	93,374
Copper Futures 3 Months	08/02/13	(14)	USD	(2,459,359)	99,431
Copper Futures 3 Months	08/22/13	(5)	USD	(932,055)	88,523
Copper Futures 3 Months	09/20/13	(23)	USD	(3,922,559)	41,067
Copper Futures 3 Months	09/24/13	(40)	USD	(6,664,242)	(86,008)
Copper Futures 3 Months	09/25/13	(71)	USD	(11,899,440)	(82,112)
Copper Futures 3 Months	09/26/13	(24)	USD	(4,014,611)	(35,437)
Copper LME Futures	09/18/13	(158)	USD	(26,713,261)	46,811
Lead Futures	09/18/13	(76)	USD	(3,844,860)	(50,615)
Lead Futures 3 Months	07/02/13	(11)	USD	(576,657)	15,520
Lead Futures 3 Months	07/05/13	(14)	USD	(724,284)	9,829
Lead Futures 3 Months	07/16/13	(8)	USD	(408,110)	(736)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lead Futures 3 Months	07/19/13	(3)	USD	(151,439)	$(1,903)
Lead Futures 3 Months	07/24/13	(8)	USD	(407,187)	(1,757)
Lead Futures 3 Months	08/02/13	(4)	USD	(196,775)	(7,725)
Lead Futures 3 Months	08/22/13	(1)	USD	(51,232)	26
Lead Futures 3 Months	09/20/13	(12)	USD	(606,028)	(9,098)
Lead Futures 3 Months	09/24/13	(19)	USD	(949,606)	(24,500)
Lead Futures 3 Months	09/25/13	(33)	USD	(1,652,222)	(39,712)
Lead Futures 3 Months	09/26/13	(12)	USD	(607,355)	(7,921)
Nickel Futures	09/18/13	(52)	USD	(4,313,248)	37,757
Nickel Futures 3 Months	07/02/13	(1)	USD	(98,758)	16,898
Nickel Futures 3 Months	07/05/13	(1)	USD	(96,760)	14,885
Nickel Futures 3 Months	07/16/13	(5)	USD	(466,495)	56,854
Nickel Futures 3 Months	07/19/13	(2)	USD	(185,497)	21,614
Nickel Futures 3 Months	07/24/13	(3)	USD	(275,341)	29,452
Nickel Futures 3 Months	08/02/13	(3)	USD	(268,681)	22,676
Nickel Futures 3 Months	09/20/13	(7)	USD	(577,590)	2,022
Nickel Futures 3 Months	09/24/13	(15)	USD	(1,237,450)	3,781
Nickel Futures 3 Months	09/25/13	(22)	USD	(1,813,787)	4,293
Nickel Futures 3 Months	09/26/13	(8)	USD	(660,374)	2,335
Zinc Futures	09/18/13	(95)	USD	(4,366,303)	(36,947)
Zinc Futures 3 Months	07/02/13	(14)	USD	(655,878)	18,528
Zinc Futures 3 Months	07/05/13	(17)	USD	(800,319)	25,799
Zinc Futures 3 Months	07/16/13	(10)	USD	(470,009)	13,126
Zinc Futures 3 Months	07/19/13	(4)	USD	(188,652)	5,769
Zinc Futures 3 Months	07/24/13	(8)	USD	(378,987)	12,807
Zinc Futures 3 Months	08/02/13	(9)	USD	(417,001)	4,209
Zinc Futures 3 Months	09/20/13	(13)	USD	(597,322)	(5,134)
Zinc Futures 3 Months	09/24/13	(22)	USD	(1,003,689)	(15,699)
Zinc Futures 3 Months	09/25/13	(45)	USD	(2,064,134)	(20,817)
Zinc Futures 3 Months	09/26/13	(15)	USD	(686,963)	(7,965)

Net Unrealized Depreciation					$(85,190,162)

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Bank plc	0.18%	6/19/2013	07/17/13	USD	758,983,500	$758,983,500

Securities pledged as collateral against open reverse repurchase agreements are noted previously in the Consolidated Schedule of Investments. Cash collateral is noted on the Consolidated Statement of Assets and Liabilities.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	07/30/13	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD 10,984,828	$390,822	$—	$390,822
Receive	07/30/13	Bank of America N.A.	Hang Seng China Index Futures	HKD 32,619,273	144,575	—	144,575
Receive	08/14/13	Bank of America N.A.	Ibovespa Futures	BRL 42,143,947	(1,442,124)	—	(1,442,124)
Receive	08/23/13	Barclays Bank plc	Wheat Futures	USD 2,720,025	(187,688)	—	(187,688)
Receive	09/16/13	Bank of America N.A.	RTS Index Futures	USD 8,995,005	49,295	—	49,295
Receive	08/28/13	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD 147,512,922	(3,231,672)	—	(3,231,672)
Receive	09/20/13	Bank of America N.A.	Swiss Market Index Futures	CHF 27,726,443	(317,678)	—	(317,678)

Totals					$(4,594,470)	$—	$(4,594,470)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(RUB)—	Russian Rouble
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$523,233,911	$—	$523,233,911
Total Foreign Government*	—	495,409,452	—	495,409,452
Short-Term Investments
Mutual Funds	3,688,469,065	—	—	3,688,469,065
U.S. Treasury	—	618,215,638	—	618,215,638
Repurchase Agreements	—	505,449,125	—	505,449,125
Total Short-Term Investments	3,688,469,065	1,123,664,763	—	4,812,133,828
Total Investments	$3,688,469,065	$2,142,308,126	$—	$5,830,777,191

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$18,634,098	$—	$18,634,098
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(12,625,459)	—	(12,625,459)
Total Forward Contracts	$—	$6,008,639	$—	$6,008,639
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,488,462	$—	$—	$10,488,462
Futures Contracts (Unrealized Depreciation)	(95,678,624)	—	—	(95,678,624)
Total Futures Contracts	$(85,190,162)	$—	$—	$(85,190,162)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$584,692	$—	$584,692
Swap Contracts at Value (Liabilities)	—	(5,179,162)	—	(5,179,162)
Total Swap Contracts	$—	$(4,594,470)	$—	$(4,594,470)
Total Reverse Repurchase Agreements (Liability)	$—	$(758,983,500)	$—	$(758,983,500)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2013

Assets
Investments at value (a)	$5,830,777,191
Cash	26,187,413
Cash denominated in foreign currencies (b)	6,715,948
Cash collateral (c)	129,617,673
Foreign cash collateral for futures (d)	47,421,063
Swaps at market value	584,692
Unrealized appreciation on forward foreign currency exchange contracts	18,634,098
Receivable for:
Investments sold	516,360,608
Fund shares sold	601,750
Interest	3,681,702
Variation margin on futures contracts	11,120,683

Total Assets	6,591,702,821
Liabilities
Payables for:
Reverse repurchase agreements	758,983,500
Investments purchased	6,286,317
Fund shares redeemed	4,111,872
Cash collateral for forward foreign currency exchange contracts	8,430,000
Interest on reverse repurchase agreements	45,539
Swaps at market value	5,179,162
Unrealized depreciation on forward foreign currency exchange contracts	12,625,459
Variation margin on futures contracts	16,001,044
Accrued expenses:
Management fees	2,955,037
Distribution and service fees	1,240,193
Deferred trustees’ fees	21,608
Other expenses	401,702

Total Liabilities	816,281,433

Net Assets	$5,775,421,388

Net assets consist of:
Paid in surplus	$6,043,809,212
Undistributed net investment income	5,096,881
Accumulated net realized loss	(125,910,015)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(147,574,690)

Net Assets	$5,775,421,388

Net Assets
Class B	$5,775,421,388
Capital Shares Outstanding*
Class B	562,782,527
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,894,996,025.
(b)	Identified cost of cash denominated in foreign currencies was $6,940,396.
(c)	Includes collateral of, $87,064,673 for futures and $42,553,000 for reverse repurchase agreements.
(d)	Identified cost of foreign cash collateral for futures was $47,675,702.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2013

Investment Income
Interest	$10,894,951

Total investment income	10,894,951
Expenses
Management fees	18,448,561
Administration fees	79,142
Custodian and accounting fees	384,927
Distribution and service fees—Class B	7,583,590
Interest expense	1,014,901
Audit and tax services	48,001
Legal	10,321
Trustees’ fees and expenses	13,511
Shareholder reporting	64,378
Insurance	12,455
Miscellaneous	13,419

Total expenses	27,673,206
Less management fee waiver	(389,346)

Net expenses	27,283,860

Net Investment Loss	(16,388,909)

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(53,943,861)
Futures contracts	55,231,511
Swap contracts	(90,616,550)
Foreign currency transactions	14,016,081

Net realized loss	(75,312,819)

Net change in unrealized appreciation (depreciation) on:
Investments	(185,696,968)
Futures contracts	(111,605,742)
Swap contracts	3,704,126
Foreign currency transactions	27,904,278

Net change in unrealized depreciation	(265,694,306)

Net realized and unrealized loss	(341,007,125)

Net Decrease in Net Assets From Operations	$(357,396,034)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(16,388,909)	$(1,854,038)
Net realized gain (loss)	(75,312,819)	305,409,403
Net change in unrealized appreciation (depreciation)	(265,694,306)	104,814,485

Increase (decrease) in net assets from operations	(357,396,034)	408,369,850

From Distributions to Shareholders
Net investment income
Class B	(120,508,313)	(18,503,185)
Net realized capital gains
Class B	(224,559,543)	(19,654,281)

Total distributions	(345,067,856)	(38,157,466)

Increase in net assets from capital share transactions	783,623,156	2,739,957,653

Total Increase in Net Assets	81,159,266	3,110,170,037

Net Assets
Beginning of period	5,694,262,122	2,584,092,085

End of period	$5,775,421,388	$5,694,262,122

Undistributed Net Investment Income
End of period	$5,096,881	$141,994,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	52,476,695	$608,715,576	248,596,980	$2,735,238,882
Reinvestments	31,284,484	345,067,856	3,516,817	38,157,466
Redemptions	(15,453,532)	(170,160,276)	(2,995,559)	(33,438,695)

Net increase	68,307,647	$783,623,156	249,118,238	$2,739,957,653

Increase derived from capital shares transactions		$783,623,156		$2,739,957,653

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Cash Flows

For the Year Ended June 30, 2013

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(357,396,034)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Investments purchased	(1,265,598,642)
Proceeds from investments sold	3,406,274,831
Purchases of short-term investments, net	(2,109,174,552)
Treasury inflation index adjustments	(4,371,481)
Decrease in interest receivable	12,886,563
Decrease in cash collateral, asset	188,131,460
Increase in foreign cash collateral for futures	(47,421,063)
Decrease in swaps at market value, asset	1,687,333
Decrease in receivable for variation margin on futures contracts	15,420,862
Increase in unrealized appreciation on forward foreign currency exchange contracts	(18,619,449)
Increase in receivable for investments sold	(516,360,608)
Decrease in other assets	8,217
Decrease in cash collateral, liability	(50,595,958)
Increase in payable for investments purchased	6,286,317
Decrease in payable for foreign cash collateral for futures	(3,214,916)
Decrease in swaps at market value, liability	(5,391,459)
Increase in payable for variation margin on futures contracts	16,001,044
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(9,236,027)
Increase in accrued management fees	75,170
Increase in accrued distribution and service fees	57,894
Increase in deferred trustee’s fees	5,376
Decrease in interest on reverse repurchase agreements	(33,652)
Increase in other expenses	93,377
Net realized loss from investments	53,943,861
Net change in unrealized (appreciation) depreciation on investments	185,696,968

Net cash used in operating activities	$(500,844,568)

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	616,648,026
Payment on shares redeemed, net of payable for shares redeemed	(166,469,315)
Proceeds from issuance of reverse repurchase agreements	4,853,188,025
Repayment of reverse repurchase agreements	(4,779,512,400)

Net cash provided by financing activities	$523,854,336

Net increase in cash (a)	$23,009,768

Cash at beginning of period (b)	$9,893,593

Cash at end of period (c)	$32,903,361

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$345,067,856

Cash paid for interest and fees on borrowings:	$1,048,553

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $27,904,278.
(b)	Balance includes foreign currency at value of $3,893,593.
(c)	Balance includes foreign currency at value of $6,715,948.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013		Year Ended December 31, 2012		Period May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
Net Asset Value, Beginning of Period	$11.52		$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	(0.03)		(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	(0.58)		1.11		0.36		(0.15)

Total from investment operations	(0.61)		1.11		0.35		0.36

Less Distributions
Distributions from net investment income	(0.23)		(0.06)		(0.15)		0.00
Distributions from net realized capital gains	(0.42)		(0.06)		(0.03)		0.00

Total distributions	(0.65)		(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$10.26		$11.52		$10.53		$10.36

Total Return (%) (e)	(5.69	)(f)	10.56		3.38	(f)(g)	3.60	(f)(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(i)	0.98		1.18	(i)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.88	(i)	0.89		0.95	(i)
Net ratio of expenses to average net assets (%) (j)	0.90	(i)	0.98		1.15	(i)
Net ratio of expenses to average net assets excluding interest expense (%) (j)	0.87	(i)	0.89		0.92	(i)
Ratio of net investment income (loss) to average net assets (%)	(0.54	)(i)	(0.04)		(0.06	)(i)
Portfolio turnover rate (%)	38	(f)	79		8	(f)
Net assets, end of period (in millions)	$5,775.4		$5,694.3		$2,584.1

(a)	Commencement of operations was April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011.
(b)	Net Asset Value on SEC Effective Date, May 2, 2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment income (loss) was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Total return for the period May 2, 2011 to December 31, 2011.
(h)	Total return for the period April 19, 2011 to May 2, 2011.
(i)	Computed on an annualized basis.
(j)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2013	% of Total Assets at June 30, 2013
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$575,841,109	8.7%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the consolidated financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

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Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of

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Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, controlled foreign corporation reversal and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to reacquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

property held by it in connection with any repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Consolidated Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had a balance of outstanding reverse repurchase agreement for a total of 181 days. The average amount of borrowings was $857,056,436 and the weighted average interest rate was 0.21%.

At June 30, 2013, the Portfolio had investments in repurchase agreements and reverse repurchase agreements with gross values of $505,449,125 and 758,983,500, respectively which are included on the Consolidated Schedule of Investments. Both transaction types are executed with the same counterparty and under the same Master Repurchase Agreement. The required collateral under the repurchase agreement with the counterparty is net with the collateral required under the reverse repurchase agreement. The netting of this collateral is allowed under the master netting agreement terms which consider all transactions executed under it to constitute a single business and contractual relationship and are made in consideration of each other. At June 30, 2013, the Portfolio has collateral of $263,737,697, comprised of pledged securities of $221,184,697, noted in the Consolidated Schedule of Investments and cash collateral of $42,553,000 as noted on the Consolidated Statement of Assets and Liabilities. The net exposure of the two instruments is properly collateralized at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon

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Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Swaps at market value	$3,231,672
			Unrealized depreciation on futures contracts* (a)	55,137,759
Equity	Swaps at market value	$584,692	Swaps at market value	1,759,802
	Unrealized appreciation on futures contracts* (a)	4,255,996	Unrealized depreciation on futures contracts* (a)	18,425,997
			Swaps at market value	187,688
Commodity	Unrealized appreciation on futures contracts* (a)	6,232,466	Unrealized depreciation on futures contracts* (a)	22,114,868
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	18,634,098	Unrealized depreciation on forward foreign currency exchange contracts	12,625,459

Total		$ 29,707,252		$113,483,245

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(b)	Net Amount
Bank of America N.A.	$584,692	$(584,692)	$—	$—
Royal Bank of Scotland plc	18,634,098	(12,625,459)	(6,008,639)	—

	$19,218,790	$(13,210,151)	$(6,008,639)	$—

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(b)	Net Amount
Bank of America N.A.	$4,991,474	$(584,692)	$(4,406,782)	$—
Barclays Bank plc	187,688	—	—	187,688
Royal Bank of Scotland plc	12,625,459	(12,625,459)	—	—

	$17,804,621	$(13,210,151)	$(4,406,782)	$187,688

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$12,469,762	$12,469,762
Futures contracts	(72,530,354)	202,935,673	(75,173,808)	—	55,231,511
Swap contracts	(82,095,631)	(8,567,312)	46,393	—	(90,616,550)

	$(154,625,985)	$194,368,361	$(75,127,415)	$12,469,762	$(22,915,277)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$27,855,476	$27,855,476
Futures contracts	(52,336,763)	(24,335,977)	(34,933,002)	—	(111,605,742)
Swap contracts	5,594,458	(1,702,644)	(187,688)	—	3,704,126

	$(46,742,305)	$(26,038,621)	$(35,120,690)	$27,855,476	$(80,046,140)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(c)
Forward Foreign currency transactions	$2,197,602,828
Futures contracts long	3,729,187,913
Futures contracts short	20,062
Swap contracts	16,572,122

(a)	Financial instrument not subject to a master netting agreement.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(c)	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions.

MIST-22

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$695,115,226	$570,483,416	$1,678,760,090	$1,727,514,741

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AQR Capital Management, LLC (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-23

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$18,448,561	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Over $3.5 billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-24

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2013—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$25,817,343	$37,824,231	$12,340,123	$4,611,260	$38,157,466	$42,435,491

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$264,230,558	$79,761,692	$90,100,048	$—	$434,092,298

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-25

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Balanced Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of June 30, 2013, and the related consolidated statement of operations and cash flows for the six months then ended, the consolidated statement of changes in net assets for the six months ended June 30, 2013 and the year ended December 31, 2012, and the consolidated financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AQR Global Risk Balanced Portfolio of the Met Investors Series Trust as of June 30, 2013, the results of its operations and its cash flows for the six months ended June 30, 2013, the changes in its net assets for the six months ended June 30, 2013 and the year ended December 31, 2012, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

August 23, 2013

MIST-26

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 1.22%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging-market equities, which registered their worst first-quarter performance since 2008. The U.S. stock rally continued to gather momentum (hitting an all-time high in May) as investors latched onto the latest favorable data on the economy and corporate earnings. Though all sectors yielded positive returns, the market move was uncharacteristically led by defensive segments, with Health Care, Consumer Staples and Utilities at the top. Volatility made a comeback in the second quarter of 2013, particularly in June, when Federal Reserve (“Fed”) Chairman Ben Bernanke signaled the central bank could begin paring back its bond purchases later this year and end them in 2014. Performance subsequently turned negative as the prospect of Fed tapering led to a widespread sell-off in bonds and a corresponding surge in interest rates. Disappointing data out of China and other emerging markets also weighed on sentiment. Despite the June pullback, U.S. stocks finished the second quarter in positive territory and ended the first half of 2013 with double-digit gains across the ranges of style and market cap. On the fixed income side, the large increases in interest rates over the past two months reflected a bond market that repriced both the timing of the Fed’s first tightening (moving it up roughly from year-end 2015 to year-end 2014) and the speed of that tightening (roughly doubling the rate of increases expected in rates).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a broad range of asset classes in a tactical sleeve and the volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve during periods of low volatility. At the broad asset allocation level, the Portfolio was overweight equities relative to the benchmark index and underweight fixed income. Our asset allocation was driven primarily by our tactically bearish view on duration and our constructive view on equities in anticipation of solid second-half domestic growth in 2013, strong policy tailwinds in Japan and a recovery from recession in the eurozone.

Within equities, we continued to employ an overweight in the U.S. versus international markets in line with our view that domestic economic growth was progressing at a much steadier pace than abroad. This domestic tilt was a significant contributor to performance as we saw strong regional divergence with U.S. equities significantly outperforming the broad international market. Within international equities, the Portfolio was overweight Germany and Japan versus the broader Europe, Australasia, Far East (EAFE) region, reflecting our view that the German economy was more stable and secure relative to the eurozone and that Japan’s policy tailwinds and the unprecedented scale of “Abenomics” would drive strong performance. These positions contributed to performance over the six-month period. In addition, the Portfolio continued to hold active sector bets in Health Care, Financials, Industrials and Information Technology (IT), and it continued to do so at period end. Health Care and Financials were both positive contributors, as Health Care benefited from attractive valuations and Financials were bolstered by improving economic data and a robust housing recovery. IT stocks were the worst performers within our sector bets as valuation concerns, lack of corporate spending and fears of slowdown in sector growth caused the stocks to underperform significantly. Industrials were roughly flat relative to the broader U.S. market at the end of the period. Finally, we liquidated our regional position in emerging market equities, as our views have turned tactically bearish due to concerns about the effects of China’s slowing growth upon the broader emerging market complex. In addition, corporate cash flow continued to be weak, which further deteriorated the case for emerging markets.

Within fixed income, the Portfolio remained overweight investment grade corporate credit. We continued to find yields on those credits relatively attractive versus safer fixed income assets, especially given the environment of strong balance sheets, below-average default rates, record corporate cash levels and the continued demand for yield. The Portfolio also held a position in high yield credit for most of the first half of 2013, but we began to scale back that exposure toward the end of May as spreads reached the lows for the year. We exited the position entirely by the end of the period due to extended valuations.

The Portfolio held derivatives during the period as part of its investment strategy. The Portfolio employed derivatives to hedge and/or take outright views through interest rate swaps and index futures. At period end, the Portfolio held DAX futures (German equities), Nikkei futures (Japanese equities) and FTSE futures (UK equities). These equity index futures contributed to performance during the period, as all three markets outperformed the broader EAFE Index significantly. The Portfolio systematically employed interest rate swaps to protect against market volatility. Overall, tactical derivative positions had a positive effect on performance for the period.

At the end of the first half of the year, the Portfolio continued to be overweight equities and underweight fixed income in line with our constructive view of growth on the tailwinds of momentum in housing, steady improvement in employment and strong economic data in the US, as well as signs of recovery in Europe. Within equities, the Portfolio continued to favor domestic equities, with continued overweight allocations to Financials, Health Care, Industrials and Information Technology sectors. Within the international equity allocation, the Portfolio remained overweight Germany relative to the broader Eurozone due to our belief in the country’s stability and security against a backdrop of European volatility. In addition, we

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

maintained our overweight position in currency-hedged Japanese equities given the unprecedented level of policy support, monetary easing and proactive legislation.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	1.22	6.77	3.05
Dow Jones Moderate Index	4.17	10.56	4.33
1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Financial Select Sector SPDR Fund	8.6
SPDR S&P 500 ETF Trust	7.4
iShares Core S&P 500 ETF	7.0
iShares Core Total US Bond Market ETF	6.8
iShares Barclays 1-3 Year Credit Bond Fund	6.7
Vanguard Total Bond Market ETF	5.8
iShares MSCI EAFE Index Fund	4.3
Technology Select Sector SPDR Fund ETF	4.2
iShares iBoxx $ Investment Grade Corporate Bond Fund	4.0
Health Care Select Sector SPDR Fund	3.0

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)(b)	Actual	0.90%	$1,000.00	$1,012.20	$4.49
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Investment Company Securities—68.5% of Net Assets

Security Description	Shares	Value

Consumer Discretionary Select Sector SPDR Fund (a)	1,331,516	$75,097,502
Energy Select Sector SPDR Fund (a)	1,268,091	99,367,611
Financial Select Sector SPDR Fund (a)	32,132,890	626,270,026
Health Care Select Sector SPDR Fund (a)	4,529,310	215,640,449
Industrial Select Sector SPDR Fund (a)	1,729,908	73,642,184
iShares Barclays 1-3 Year Credit Bond Fund (a) (b)	4,618,949	485,128,213
iShares Barclays Intermediate Credit Bond Fund (a) (b)	1,173,627	126,458,309
iShares Core S&P 500 ETF (a) (b)	3,153,483	507,616,159
iShares Core Total US Bond Market ETF (a) (b)	4,624,181	495,712,203
iShares iBoxx $ Investment Grade Corporate Bond Fund (a) (b)	2,544,703	289,205,496
iShares MSCI EAFE Index Fund (b)	5,418,553	310,916,571
iShares Russell 2000 Index Fund (a) (b)	1,670,173	162,274,009
Powershares QQQ Trust Series 1 (a)	1,945,251	138,521,324
SPDR S&P 500 ETF Trust (a)	3,387,529	542,038,515
Technology Select Sector SPDR Fund ETF (a)	9,922,609	303,532,609
Vanguard Short-Term Corporate Bond ETF (a)	1,458,405	115,359,836
Vanguard Total Bond Market ETF	5,264,314	425,777,716

Total Investment Company Securities (Cost $4,822,871,848)		4,992,558,732

Short-Term Investments—43.2%

Mutual Fund—15.2%
State Street Navigator Securities Lending MET Portfolio (c)	1,104,556,894	1,104,556,894

Repurchase Agreement—28.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $2,042,364,702 on 07/01/13, collateralized by $2,079,070,000 U.S. Government Agency obligations with rates ranging from of 0.500% - 5.250%, maturity dates ranging from 01/15/16 - 12/06/22, with a value of $2,083,225,660.	2,042,363,000	$2,042,363,000

Total Short-Term Investments (Cost $3,146,919,894)		3,146,919,894

Total Investments—111.7% (Cost $7,969,791,742) (d)		8,139,478,626
Other assets and liabilities (net)—(11.7)%		(850,216,619)

Net Assets—100.0%		$7,289,262,007

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $1,077,645,507 and the collateral received consisted of cash in the amount of $1,104,556,894. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $7,969,791,742. The aggregate unrealized appreciation and depreciation of investments were $226,874,773 and $(57,187,889), respectively, resulting in net unrealized appreciation of $169,686,884.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
DAX Index Futures	09/20/13	1,307	EUR 267,836,786	$(9,803,240)
FTSE 100 Index Futures	09/20/13	2,258	GBP 142,387,427	(4,959,448)
Nikkei 225 Index Futures	09/12/13	5,608	JPY 74,463,780,907	22,722,919
U.S. Treasury Note 10 Year Futures	09/19/13	2,800	USD 354,032,913	342,087

Futures Contracts—Short
Japanese Yen Currency Futures	09/16/13	(1,700)	USD (212,505,695)	(1,843,055)

Net Unrealized Appreciation				$6,459,263

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Swap Agreements

OTC interest rate swap agreements

Pay Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Pay	3-Month USD-LIBOR	1.804%	09/21/22	Goldman Sachs International	USD 168,000,000	$(11,068,898)	$—	$(11,068,898)
Pay	3-Month USD-LIBOR	1.846%	10/22/22	Deutsche Bank AG	USD 65,000,000	(4,161,833)	—	(4,161,833)
Pay	3-Month USD-LIBOR	1.673%	12/12/22	Credit Suisse Group AG	USD 66,000,000	(5,401,301)	—	(5,401,301)
Pay	3-Month USD-LIBOR	1.879%	01/04/23	UBS AG	USD 60,000,000	(3,908,196)	—	(3,908,196)
Pay	3-Month USD-LIBOR	1.906%	01/15/23	Goldman Sachs International	USD 45,000,000	(2,850,881)	—	(2,850,881)
Pay	3-Month USD-LIBOR	2.038%	01/30/23	Deutsche Bank AG	USD 50,000,000	(2,620,510)	—	(2,620,510)
Pay	3-Month USD-LIBOR	2.101%	02/15/23	Deutsche Bank AG	USD 36,000,000	(1,714,205)	—	(1,714,205)
Pay	3-Month USD-LIBOR	2.135%	03/12/23	Deutsche Bank AG	USD 40,000,000	(1,830,244)	—	(1,830,244)
Pay	3-Month USD-LIBOR	1.948%	05/08/23	Deutsche Bank AG	USD 38,000,000	(2,484,014)	—	(2,484,014)
Pay	3-Month USD-LIBOR	2.065%	05/15/23	Goldman Sachs International	USD 30,000,000	(1,653,282)	—	(1,653,282)
Pay	3-Month USD-LIBOR	2.096%	05/22/23	Deutsche Bank AG	USD 30,000,000	(1,579,293)	—	(1,579,293)

Totals						$(39,272,657)	$—	$(39,272,657)

Centrally cleared interest rate swap agreements

Pay Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.293%	05/30/23	USD 40,000,000	$(1,403,160)
Pay	3-Month USD-LIBOR	2.355%	06/17/23	USD 130,000,000	(3,949,166)
Pay	3-Month USD-LIBOR	2.360%	06/17/23	USD 260,000,000	(7,779,512)
Pay	3-Month USD-LIBOR	2.395%	06/17/23	USD 785,000,000	(20,977,006)
Pay	3-Month USD-LIBOR	2.305%	06/18/23	USD 400,000,000	(13,977,400)
Pay	3-Month USD-LIBOR	2.693%	07/02/23	USD 70,000,000	—

Total					$(48,086,244)

(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$4,992,558,732	$—	$—	$4,992,558,732
Short-Term Investments
Mutual Fund	1,104,556,894	—	—	1,104,556,894
Repurchase Agreement	—	2,042,363,000	—	2,042,363,000
Total Short-Term Investments	1,104,556,894	2,042,363,000	—	3,146,919,894
Total Investments	$6,097,115,626	$2,042,363,000	$—	$8,139,478,626

Collateral for securities loaned (Liability)	$—	$(1,104,556,894)	$—	$(1,104,556,894)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$23,065,006	$—	$—	$23,065,006
Futures Contracts (Unrealized Depreciation)	(16,605,743)	—	—	(16,605,743)
Total Futures Contracts	$6,459,263	$—	$—	$6,459,263
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(48,086,244)	$—	$(48,086,244)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(39,272,657)	$—	$(39,272,657)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$3,719,804,666
Repurchase Agreement	2,042,363,000
Affiliated investments at value (c) (d)	2,377,310,960
Cash	16,660,602
Cash denominated in foreign currencies (e)	107,463
Cash collateral (f)	238,017,000
Receivable for:
Swap cash collateral	4,200,000
Fund shares sold	1,008,229
Dividends	18,297,430
Interest	1,255
Variation margin on futures contracts	22,582,639
Swap interest	3,307,611

Total Assets	8,443,660,855
Liabilities
Payables for:
Investments purchased	1,501,176
Fund shares redeemed	1,986,320
Swaps at market value	39,272,657
Variation margin payable on swap contracts	1,150,716
Collateral for securities loaned	1,104,556,894
Swap interest	201,024
Accrued Expenses:
Management fees	3,872,890
Distribution and service fees	1,509,138
Deferred trustees’ fees	21,608
Other expenses	326,425

Total Liabilities	1,154,398,848

Net Assets	$7,289,262,007

Net assets consist of:
Paid in surplus	$7,048,342,791
Undistributed net investment income	21,263,038
Accumulated net realized gain	130,870,627
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	88,785,551

Net Assets	$7,289,262,007

Net Assets
Class B	$7,289,262,007
Capital Shares Outstanding*
Class B	718,975,529
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $504,366,184.
(b)	Identified cost of investments, excluding affiliated investments and repurchase agreements, was $3,578,576,870.
(c)	Identified cost of affiliated investments was $2,348,851,872.
(d)	Includes securities loaned at value of $573,279,323.
(e)	Identified cost of cash denominated in foreign currencies was $109,158.
(f)	Includes collateral of $35,600,000 for swaps, $99,182,000 for futures contracts and $103,235,000 for centrally cleared swaps.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$21,258,945
Dividends from affiliated investments	30,677,739
Interest	102,087
Securities lending income	1,990,164

Total investment income	54,028,935
Expenses
Management fees	23,690,425
Administration fees	90,203
Custodian and accounting fees	226,566
Distribution and service fees—Class B	8,997,266
Interest expense	10,451
Audit and tax services	17,435
Legal	10,554
Trustees’ fees and expenses	13,519
Shareholder reporting	73,288
Insurance	16,668
Miscellaneous	16,417

Total expenses	33,162,792
Less management fee waiver	(595,809)

Net expenses	32,566,983

Net Investment Income	21,461,952

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	118,771,988
Affiliated investments	91,179,960
Futures contracts	(15,239,572)
Swap contracts	(25,869,540)
Foreign currency transactions	6
Capital gain distributions received from Underlying ETFs	691,332

Net realized gain	169,534,174

Net change in unrealized appreciation (depreciation) on:
Investments	45,452,643
Affiliated investments	(54,825,532)
Futures contracts	10,510,997
Swap contracts	(112,987,762)
Foreign currency transactions	(2,171)

Net change in unrealized depreciation	(111,851,825)

Net realized and unrealized gain	57,682,349

Net Increase in Net Assets From Operations	$79,144,301

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,461,952	$74,343,545
Net realized gain	169,534,174	202,230,166
Net change in unrealized appreciation (depreciation)	(111,851,825)	183,544,800

Increase in net assets from operations	79,144,301	460,118,511

From Distributions to Shareholders
Net investment income
Class B	(100,334,481)	0
Net realized capital gains
Class B	(162,184,503)	(77,273)

Total distributions	(262,518,984)	(77,273)

Increase in net assets from capital share transactions	714,060,981	2,612,789,365

Total Increase in Net Assets	530,686,298	3,072,830,603

Net Assets
Beginning of period	6,758,575,709	3,685,745,106

End of period	$7,289,262,007	$6,758,575,709

Undistributed net investment income
End of period	$21,263,038	$100,135,567

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	51,851,263	$546,615,351	269,306,993	$2,670,050,202
Reinvestments	25,561,732	262,518,984	7,829	77,273
Redemptions	(9,071,836)	(95,073,354)	(5,712,583)	(57,338,110)

Net increase	68,341,159	$714,060,981	263,602,239	$2,612,789,365

Increase derived from capital shares transactions		$714,060,981		$2,612,789,365

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011(a)
Net Asset Value, Beginning of Period	$10.39		$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.03		0.14		0.09
Net realized and unrealized gain (loss) on investments	0.11		0.73		(0.44)

Total from investment operations	0.14		0.87		(0.35)

Less Distributions
Distributions from net investment income	(0.15)		0.00		(0.06)
Distributions from net realized capital gains	(0.24)		(0.00	)(c)	(0.07)

Total distributions	(0.39)		(0.00)		(0.13)

Net Asset Value, End of Period	$10.14		$10.39		$9.52

Total Return (%) (d)	1.22	(e)	9.14		(3.41	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(f)	0.93		0.96	(f)
Net ratio of expenses to average net assets (%) (g)	0.90	(f)	0.93		0.92	(f)
Ratio of net investment income to average net assets (%) (h)	0.60	(f)	1.37		1.45	(f)
Portfolio turnover rate (%)	38	(e)	62		75	(e)
Net assets, end of period (in millions)	$7,289.3		$6,758.6		$3,685.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

§See Note 2 of the notes to consolidated financial statements.

MIST-10

See accompanying notes to consolidated financial statements.

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2013	% of Total Assets at June 30, 2013
BlackRock Global Tactical Strategies, Ltd.	05/14/2013	$1,000	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the consolidated financial statements were issued.

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and short-term dividend reclass from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Consolidated Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust

MIST-13

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Consolidated Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Consolidated Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $2,042,363,000, which is included on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MIST-14

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio indirectly holds fixed rate bonds through its investment in Underlying ETFs, the value of these bonds (and Underlying ETFs) may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

MIST-15

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Swaps at market value (b)	$39,272,657
			Unrealized depreciation on centrally cleared swaps* (a)	48,086,244
	Unrealized appreciation on futures contracts** (a)	$342,087
Equity	Unrealized appreciation on futures contracts** (a)	22,722,919	Unrealized depreciation on futures contracts** (a)	14,762,688
Foreign Exchange			Unrealized depreciation on futures contracts** (a)	1,843,055

Total		$23,065,006		$103,964,644

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged(c)	Net Amount
Credit Suisse Group AG	$5,401,301	$—	$(5,200,000)	$201,301
Deutsche Bank AG	14,390,099	—	(13,000,000)	1,390,099
Goldman Sachs International	15,573,061	—	(14,100,000)	1,473,061
UBS AG	3,908,196	—	(3,300,000)	608,196

	$39,272,657	$—	$(35,600,000)	$3,672,657

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$—	$(10,885,373)	$(4,354,199)	$(15,239,572)
Swap contracts	(25,869,540)	—	—	(25,869,540)

	$(25,869,540)	$(10,885,373)	$(4,354,199)	$(41,109,112)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$342,087	$12,011,965	$(1,843,055)	$10,510,997
Swap contracts	(112,987,762)	—	—	(112,987,762)

	$(112,645,675)	$12,011,965	$(1,843,055)	$(102,476,765)

MIST-16

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(d)
Futures contracts long	$46,760,437
Futures contracts short	2,125,000
Swap contracts	2,186,666,667

(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes swap interest receivable of $3,307,611 and swap interest payable of $201,024.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.
(d)	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-17

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,954,658,033	$0	$2,147,829,192

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$23,690,425	0.800%	First $100 Million
	0.750%	$100 Million to $300 Million
	0.700%	$300 Million to $600 Million
	0.675%	$600 Million to $1 Billion
	0.650%	Over $1 Billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 Million
0.075%	$100 Million to $300 Million
0.025%	$300 Million to $600 Million
0.020%	Over $3 Billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived, if applicable, for the six months ended June 30, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying ETFs fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.15%

MIST-18

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

The Portfolio does not invest in the Underlying ETF’s for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETF’s net assets. Transactions in the Underlying ETF’s for the six months ended June 30, 2013 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
iShares Barclays 1-3 Year Credit Bond Fund	3,044,431	1,574,518	—	4,618,949
iShares Barclays Intermediate Credit Bond Fund	836,842	336,785	—	1,173,627
iShares Core S&P 500 ETF	233,945	2,919,538	—	3,153,483
iShares Core Total US Bond Market ETF	3,752,548	871,633	—	4,624,181
iShares Dow Jones US Real Estate Index Fund	967,536	—	(967,536)	—
iShares iBoxx $ High Yield Corporate Bond Fund	2,996,610	—	(2,996,610)	—
iShares iBoxx $ Investment Grade Corporate Bond Fund	3,933,758	—	(1,389,055)	2,544,703
iShares MSCI EAFE Index Fund	11,536,997	—	(6,118,444)	5,418,553
iShares MSCI Mexico Capped Investable Market Index Fund	—	2,056,889	(2,056,889)	—
iShares MSCI USA Minimum Volatility Index Fund	1,619,700	336,393	(1,956,093)	—
iShares Russell 2000 Index Fund	1,670,173	—	—	1,670,173
iShares S&P 100 Index Fund	1,326,534	—	(1,326,534)	—

MIST-19

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on Sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of June 30, 2013
iShares Barclays 1-3 Year Credit Bond Fund	$—	$—	$1,965,054	$485,128,213
iShares Barclays Intermediate Credit Bond Fund	—	—	1,110,875	126,458,309
iShares Core S&P 500 ETF	—	—	2,723,327	507,616,159
iShares Core Total US Bond Market ETF	—	—	4,120,432	495,712,203
iShares Dow Jones US Real Estate Index Fund	7,675,279	—	565,444	—
iShares iBoxx $ High Yield Corporate Bond Fund	8,005,963	—	6,725,578	—
iShares iBoxx $ Investment Grade Corporate Bond Fund	5,499,804	—	6,218,138	289,205,496
iShares MSCI EAFE Index Fund	52,763,627	—	6,239,485	310,916,571
iShares MSCI Mexico Capped Investable Market Index Fund	(9,115,912)	—	—	—
iShares MSCI USA Minimum Volatility Index Fund	7,952,756	—	197,808	—
iShares Russell 2000 Index Fund	—	—	440,926	162,274,009
iShares S&P 100 Index Fund	18,398,443	—	370,672	—

	$91,179,960	$—	$30,677,739	$2,377,310,960

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$—	$51,174,626	$77,273	$846,156	$77,273	$52,020,782

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$253,714,774	$7,625,300	$162,970,060	$—	$424,310,134

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the BlackRock High Yield Portfolio returned 1.84% and 1.74%, respectively. The Portfolio’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 1.42%.

MARKET ENVIRONMENT / CONDITIONS

The risk rally continued in March as the high yield market went on to return 0.9%, further solidifying its quarterly streak of positive performance, climbing 3.0% in the first quarter. The market experienced a series of tempo shifts in its first three months of the year—elevated uncertainty in January/February aggravated by policy indecision in the US, followed by Euro-area malaise including a contentious Italian election, and an unexpected banking crisis in Cyprus. Despite the suite of events, risk markets remained supported with high yield outperforming virtually all fixed income sectors in March as well as over the three-month span. Risk premiums narrowed 9 basis points during the month, leading to 44 basis points of tightening for the first quarter, representing a period-end spread of T+516 basis points and a yield-to-worst of 5.89% for the JPM Global High Yield Index, which we still find attractive on a relative and absolute risk-reward basis.

Strong high yield new issue volumes re-emerged in March with $40.7 billion pumping from the pipeline. Although volumes were more tepid in February, the market produced its best quarter for issuance on record topping $118.8 billion—roughly $11 billion more than the record $107 billion in the first quarter of 2012. Supply from the international pipeline also crept higher with $31.1 billion pricing quarer-to-date, which is just $17 billion short of the full 2012 total. Prudent new issue trends persisted as companies continued to focus on refinancing. A similar theme played out across the lower-rated space where volumes experienced a notable month-over-month increase. The demand for high yield paper continues to be weaker than 2012, albeit still positive. Dedicated mutual funds witnessed inflows of $500 million for the month, and for the year are tracking just below the $1 billion mark at $800 million—the lightest first quarter flows since 2008.

The levered credit market experienced five defaults in March affecting $5.3 billion (the second highest default month on record), and through the first three months of the year, ten companies have defaulted for a total of $6.8 billion. The 12-month par-weighted default rate marginally increased to 1.3% and remains well below the 25-year average of 4.2%. A durable corporate fundamental backdrop kept default activity subdued in 2012, and we expect default volumes to remain low through 2014 as conditions remain fertile for levered issuers who have reduced debt maturities and continued to enhance liquidity.

The risk-off trade that started in May with a violent interest rate sell off intensified in June and the high yield market sank for the month. While the high yield market outperformed in May as higher-quality sectors reacted more negatively to the rate shock, it largely underperformed in June. In the end, the high yield market turned in a negative performance for the second quarter, but was still ahead of investment grade credit, U.S. Treasuries and emerging market debt. Despite a softer quarter overall, high yield is one of only two fixed income sectors with a positive return over the first half of 2013.

Market turbulence in June quelled high yield new-issue volumes, despite marginal improvements that came in the closing week. Even with a decline in second quarter issuance, year-to-date high yield new issuance volumes equal $218.9 billion, an impressive gain of more than $50 billion versus the same period last year. Refinancing continues to dominate deal flow, although there was an uptick in acquisition-related transactions in June. Dedicated high yield mutual funds experienced marginal outflows in May but outflows reached $9.5 billion in June, culminating in a quarterly result of $11.8 billion (the largest quarterly outflow on record). Year-to-date outflows now total $10.1 billion for high yield mutual funds.

Default volumes were modest in June, with two companies defaulting for $804 million. For the first six months of 2013, 19 companies have defaulted for a total of $9.3 billion. A durable corporate fundamental backdrop kept default activity subdued in the first half of the year and the trailing 12-month par-weighted default rate increased only slightly to 1.1%, which is still well below the 25-year average of 4.2%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed relative to its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index, for the six-month period. Outperformance was attributable to security selection within both non-rated credit tiers and equities. From a sector standpoint, security selection within the Automotive, Lodging, and Consumer Service boosted results. In contrast, an underweight and selection within Metals, Banking, and Retailers detracted from performance.

During the period, the Portfolio selectively participated in the high yield primary calendar, seeking higher-quality new issues illustrating solid risk-reward profiles and stable fundamentals. While we maintained a riskier stance at the start of the year, we gradually took advantage of market strength to transition the Portfolio to a more balanced risk level (hedged equity beta exposure with bank loan exposure).

Our focus remained on issuers that generate income with appealing risk-reward characteristics, attractive coupons, and stable fundamentals. We continued to favor issuers operating in mature industries, generating consistent cash flows with good earnings visibility, backed by profitable assets. The Portfolio continued to find value within higher-quality income-oriented credits while also adding lower-rated credits and increasing equity/equity-like securities based on their risk-reward profile.

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio held an overweight in the Non Captive Diversified, Gaming, and Lodging sectors relative to the benchmark. Underweights included Banking, Non Captive Consumer, and Food & Beverage. The Portfolio maintained allocations of approximately 17% to bank loans, 2% to preferred securities and 1% to convertible bonds. On an asset allocation basis year to date, the Portfolio increased exposure to bank loans and equities, however we most recently hedged the equity beta exposure with S&P futures and slightly decreased loans towards shorter duration high yield, as we focused on credits with positive growth catalysts or idiosyncratic characteristics. We continue to position the Portfolio with credits identified through bottom-up analysis to find the most attractive risk-adjusted instruments in the capital structure.

James Keenan

Mitch Garfin

Derek Schoenhofen

Charlie McCarthy

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	1.84	10.52	9.64	8.11	—
Class B	1.74	10.34	9.39	—	8.97
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	1.42	9.49	11.00	8.90	—

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception of Class A shares is 8/30/1996. Inception of Class B shares is 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.	3.0
Harrah’s Property Co.	2.6
Hilton Hotel Corp.	2.3
HD Supply, Inc.	1.9
First Data Corp.	1.7
American Capital, Ltd.	1.6
GMAC Capital Trust I	1.5
HCA, Inc.	1.5
Ally Financial, Inc.	1.4
General Motors Co.	1.3

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	75.2
Floating Rate Loans	15.3
Common Stocks	6.1
Preferred Stocks	1.5
Convertible Preferred Stocks	1.0
Convertible Bonds	0.9

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.66%	$1,000.00	$1,018.40	$3.30
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

Class B	Actual	0.91%	$1,000.00	$1,017.40	$4.55
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—80.2% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Affinion Group, Inc.
7.875%, 12/15/18 (a)	1,078,000	$813,890
Checkout Holding Corp.
Zero Coupon, 11/15/15 (144A)	1,159,000	906,917
inVentiv Health, Inc.
9.000%, 01/15/18 (144A) (a)	760,000	794,200
MDC Partners, Inc.
6.750%, 04/01/20 (144A)	525,000	523,688

		3,038,695

Aerospace/Defense—0.6%
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/17	1,418,000	1,517,260
Meccanica Holdings USA, Inc.
6.250%, 07/15/19 (144A)	278,000	285,384
National Air Cargo Group, Inc.
12.375%, 09/02/15 (b) (c)	2,241,986	2,245,264
Sequa Corp.
7.000%, 12/15/17 (144A)	640,000	633,600

		4,681,508

Airlines—0.7%
American Airlines Pass-Through Trust
8.625%, 04/15/23	1,741,714	1,850,571
Continental Airlines 2012-3 Pass-Through Certificates
6.125%, 04/29/18	900,000	909,000
Delta Air Lines Pass-Through Trust
9.750%, 06/17/18	257,206	282,926
U.S. Airways Group, Inc.
6.125%, 06/01/18	935,000	883,575
US Airways Pass-Through Trust
6.750%, 12/03/22	660,000	686,400
10.875%, 10/22/14	578,387	610,198

		5,222,670

Apparel—0.1%
Levi Strauss & Co.
6.875%, 05/01/22	388,000	420,980
7.750%, 05/15/18 (EUR)	278,000	381,761

		802,741

Auto Manufacturers—0.4%
Jaguar Land Rover Automotive plc
8.250%, 03/15/20 (GBP)	1,362,000	2,247,614
Navistar International Corp.
8.250%, 11/01/21 (a)	683,000	671,047

		2,918,661

Auto Parts & Equipment—0.6%
Continental Rubber of America Corp.
4.500%, 09/15/19 (144A)	440,000	453,057
Delphi Corp.
6.125%, 05/15/21 (a)	225,000	245,250

Auto Parts & Equipment—(Continued)
GKN Holdings plc
5.375%, 09/19/22 (GBP)	660,000	$1,003,475
IDQ Holdings, Inc.
11.500%, 04/01/17 (144A)	500,000	547,500
Lear Corp.
5.750%, 08/01/14 (h)	1,395,000	6,975
8.500%, 12/01/13 (h)	1,530,000	7,650
Schaeffler Finance B.V.
4.250%, 05/15/18 (EUR)	364,000	464,325
4.750%, 05/15/21 (144A) (a)	385,000	365,750
Titan International, Inc.
7.875%, 10/01/17 (a)	560,000	588,000
7.875%, 10/01/17 (144A)	1,075,000	1,128,750

		4,810,732

Banks—2.0%
Ally Financial, Inc. 8.000%, 11/01/31 (a) (d)	9,267,000	11,132,820
ATF Bank JSC 9.250%, 02/21/14 (144A)	100,000	100,000
CIT Group, Inc. 5.000%, 05/15/17	1,190,000	1,215,287
5.250%, 03/15/18	610,000	626,775
5.500%, 02/15/19 (144A)	1,063,000	1,097,548
6.000%, 04/01/36 (e)	1,550,000	1,514,668
6.625%, 04/01/18 (144A)	145,000	156,600

		15,843,698

Beverages—0.0%
Constellation Brands, Inc.
7.250%, 05/15/17	110,000	125,125

Chemicals—2.6%
Axiall Corp.
4.875%, 05/15/23 (144A)	310,000	294,500
Basell Finance Co. B.V.
8.100%, 03/15/27 (144A)	1,114,000	1,410,150
Celanese U.S. Holdings LLC
5.875%, 06/15/21	719,000	762,140
Eagle Spinco, Inc.
4.625%, 02/15/21 (144A)	383,000	367,680
Huntsman International LLC
4.875%, 11/15/20 (a)	808,000	797,900
8.625%, 03/15/20	255,000	277,313
8.625%, 03/15/21	305,000	334,737
Ineos Finance plc
7.500%, 05/01/20 (144A) (a)	1,406,000	1,493,875
INEOS Group Holdings S.A.
6.125%, 08/15/18 (144A)	800,000	764,000
6.500%, 08/15/18 (EUR)	883,000	1,098,900
Momentive Performance Materials, Inc.
8.875%, 10/15/20	2,125,000	2,220,625
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, 03/01/18	315,000	313,425

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Nova Chemicals Corp.
8.625%, 11/01/19	671,000	$735,584
Nufarm Australia, Ltd.
6.375%, 10/15/19 (144A)	705,000	703,237
Orion Engineered Carbons Bondco GmbH
10.000%, 06/15/18 (EUR)	937,800	1,333,600
Perstorp Holding AB
8.750%, 05/15/17 (144A) (a)	585,000	585,000
PetroLogistics L.P. / PetroLogistics Finance Corp.
6.250%, 04/01/20 (144A)	561,000	549,780
Rain CII Carbon LLC / CII Carbon Corp.
8.250%, 01/15/21 (144A) (a)	741,000	741,000
8.500%, 01/15/21 (EUR)	100,000	130,165
Rockwood Specialties Group, Inc.
4.625%, 10/15/20	3,821,000	3,840,105
Tronox Finance LLC
6.375%, 08/15/20 (144A) (a)	177,000	166,823
US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B B.V.
5.750%, 02/01/21 (EUR)	260,000	337,583
7.375%, 05/01/21 (144A) (a)	1,410,000	1,438,200

		20,696,322

Coal—0.7%
Alpha Natural Resources, Inc. 6.250%, 06/01/21 (a)	534,000	424,530
CONSOL Energy, Inc. 8.000%, 04/01/17	863,000	908,307
8.250%, 04/01/20 (a)	1,074,000	1,125,015
Peabody Energy Corp. 6.000%, 11/15/18	1,300,000	1,303,250
6.250%, 11/15/21 (a)	671,000	647,515
7.875%, 11/01/26	967,000	976,670

		5,385,287

Commercial Services—5.3%
AA Bond Co., Ltd. 9.500%, 07/31/43 (GBP)	510,000	803,803
APX Group, Inc. 6.375%, 12/01/19 (144A)	1,781,000	1,691,950
8.750%, 12/01/20 (144A)	1,934,000	1,842,135
Ashtead Capital, Inc. 6.500%, 07/15/22 (144A)	1,096,000	1,142,580
Brickman Group Holdings, Inc. 9.125%, 11/01/18 (144A)	79,000	84,530
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18 (144A) (a)	538,000	542,035
Ceridian Corp. 8.875%, 07/15/19 (144A) (d)	4,330,000	4,811,712
11.000%, 03/15/21 (144A) (d)	4,557,000	5,035,485
11.250%, 11/15/15	373,000	378,129
EC Finance plc 9.750%, 08/01/17 (EUR)	1,242,000	1,742,262
H&E Equipment Services, Inc. 7.000%, 09/01/22	1,022,000	1,065,435

Commercial Services—(Continued)
Hertz Corp. (The) 4.250%, 04/01/18 (144A) (a)	566,000	$551,850
5.875%, 10/15/20	210,000	216,300
6.250%, 10/15/22 (a)	825,000	861,094
6.750%, 04/15/19	885,000	935,887
Igloo Holdings Corp. 8.250%, 12/15/17 (144A) (a) (f)	944,000	962,880
Interactive Data Corp. 10.250%, 08/01/18 (d)	3,490,000	3,865,175
IVS F. S.p.A 7.125%, 04/01/20 (EUR)	710,000	887,204
Jaguar Holding Co. II / Jaguar Merger Subordinated, Inc. 9.500%, 12/01/19 (144A)	535,000	591,175
La Financiere Atalian S.A. 7.250%, 01/15/20 (EUR)	525,000	670,553
Laureate Education, Inc. 9.250%, 09/01/19 (144A)	915,000	979,050
Live Nation Entertainment, Inc. 8.125%, 05/15/18 (144A)	630,000	667,800
Safway Group Holding LLC / Safway Finance Corp. 7.000%, 05/15/18 (144A)	666,000	652,680
Service Corp. International 5.375%, 01/15/22 (144A)	178,000	177,555
ServiceMaster Co. 8.000%, 02/15/20 (a)	585,000	583,538
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	310,000	403,511
TransUnion LLC / TransUnion Financing Corp. 11.375%, 06/15/18	182,000	201,565
Truven Health Analytics, Inc. 10.625%, 06/01/20 (144A)	405,000	445,500
United Rentals North America, Inc. 5.750%, 07/15/18 (a)	783,000	822,150
6.125%, 06/15/23 (a)	4,280,000	4,258,600
7.375%, 05/15/20 (a)	660,000	704,550
7.625%, 04/15/22	592,000	640,840
8.250%, 02/01/21	1,170,000	1,281,150
Verisure Holding AB 8.750%, 09/01/18 (EUR)	117,000	163,715
8.750%, 12/01/18 (EUR)	186,000	250,581
WEX, Inc. 4.750%, 02/01/23 (144A)	783,000	739,935

		41,654,894

Computers—0.4%
Spansion LLC 7.875%, 11/15/17	480,000	489,600
SunGard Data Systems, Inc. 6.625%, 11/01/19 (144A)	1,505,000	1,512,525
7.375%, 11/15/18	1,420,000	1,498,100

		3,500,225

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Construction Materials—1.2%
Ainsworth Lumber Co., Ltd. 7.500%, 12/15/17 (144A)	1,683,000	$1,783,980
Builders FirstSource, Inc. 7.625%, 06/01/21 (144A)	1,131,000	1,094,243
Building Materials Corp. of America 6.750%, 05/01/21 (144A)	850,000	903,125
7.000%, 02/15/20 (144A)	560,000	596,400
Buzzi Unicem S.p.A. 6.250%, 09/28/18 (EUR)	438,000	601,935
Cemex S.A.B. de C.V. 5.875%, 03/25/19 (144A) (a)	505,000	489,850
HeidelbergCement Finance Luxembourg S.A. 7.500%, 04/03/20 (EUR)	179,000	272,022
Interline Brands, Inc. 7.500%, 11/15/18	840,000	882,000
Spie BondCo 3 SCA 11.000%, 08/15/19 (EUR)	503,000	698,269
Texas Industries, Inc. 9.250%, 08/15/20 (a)	770,000	829,675
USG Corp. 9.750%, 01/15/18 (a)	1,384,000	1,570,840

		9,722,339

Distribution/Wholesale—1.7%
American Builders & Contractors Supply Co., Inc. 5.625%, 04/15/21 (144A)	630,000	618,975
HD Supply, Inc. 7.500%, 07/15/20 (144A)	1,651,000	1,671,637
8.125%, 04/15/19	4,354,000	4,767,630
11.000%, 04/15/20 (d)	4,928,000	5,741,120
VWR Funding, Inc. 7.250%, 09/15/17	170,000	175,950

		12,975,312

Diversified Financial Services—2.7%
Air Lease Corp. 4.500%, 01/15/16 (a)	1,369,000	1,375,845
Aircastle, Ltd. 6.250%, 12/01/19 (a)	655,000	680,381
6.750%, 04/15/17	1,030,000	1,081,500
Cantor Commercial Real Estate Co. L.P. / CCRE Finance Corp. 7.750%, 02/15/18 (144A)	769,000	772,845
CNG Holdings, Inc. 9.375%, 05/15/20 (144A)	455,000	436,800
Co-operative Group Holdings 2011 5.625%, 07/08/20 (GBP) (g)	640,000	895,535
6.250%, 07/08/26 (GBP) (g)	150,000	207,610
Credit Acceptance Corp. 9.125%, 02/01/17	896,000	947,520
Doric Nimrod Air Finance Alpha, Ltd. Pass-Through Trust 5.125%, 11/30/24 (144A)	1,939,355	1,939,355
6.500%, 05/30/21 (144A)	477,568	486,655

Diversified Financial Services—(Continued)
General Motors Financial Co., Inc. 4.250%, 05/15/23 (144A) (a)	930,000	$866,062
6.750%, 06/01/18 (a)	960,000	1,044,000
GETCO Financing Escrow LLC 8.250%, 06/15/18 (144A)	464,000	438,480
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 7.750%, 01/15/16	150,000	154,875
8.000%, 01/15/18 (d)	3,145,000	3,302,250
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.375%, 04/01/20 (144A)	505,000	489,850
Jefferies LoanCore LLC / JLC Finance Corp. 6.875%, 06/01/20 (144A)	1,218,000	1,181,460
Lehman Brothers Holdings, Inc. 4.750%, 01/16/14 (EUR) (c) (h)	2,140,000	734,683
5.000%, 02/05/14 (EUR) (c) (h)	4,500,000	1,405,781
5.375%, 10/17/12 (EUR) (c) (h)	350,000	120,159
8.800%, 09/22/18 (c) (h)	489,000	119,194
8.800%, 12/31/49 (c) (h)	1,740,000	424,125
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A) (a)	878,000	880,195
Springleaf Finance Corp. 6.900%, 12/15/17	295,000	289,469
Trafigura Beheer B.V. 6.375%, 04/08/15 (EUR)	490,000	655,348

		20,929,977

Electric—4.0%
Calpine Corp. 7.500%, 02/15/21 (144A)	283,000	302,103
DPL, Inc. 6.500%, 10/15/16	605,000	632,225
7.250%, 10/15/21 (a)	1,000,000	1,035,000
Dynegy, Inc. 5.875%, 06/01/23 (144A) (a)	853,000	776,230
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 6.875%, 08/15/17 (144A) (a)	2,865,000	2,907,975
10.000%, 12/01/20 (d)	10,909,000	11,945,355
10.000%, 12/01/20 (144A) (a)	1,000,000	1,092,500
11.250%, 12/01/18 (144A) (d) (f)	3,961,864	3,347,775
12.250%, 03/01/22 (144A) (d)	4,121,000	4,553,705
FPL Energy National Wind Portfolio LLC 6.125%, 03/25/19 (144A)	42,025	32,359
GenOn REMA LLC 9.237%, 07/02/17	475,747	486,451
9.681%, 07/02/26	538,000	559,520
Homer City Generation LP 8.137%, 10/01/19 (f)	420,000	434,700
8.734%, 10/01/26 (f)	635,000	663,575
Mirant Mid Atlantic Pass-Through Trust 9.125%, 06/30/17	725,065	797,572
NRG Energy, Inc. 7.625%, 01/15/18	710,000	759,700
7.625%, 05/15/19	1,000,000	1,045,000

		31,371,745

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—0.2%
Belden, Inc. 5.500%, 09/01/22 (144A)	240,000	$235,800
5.500%, 04/15/23 (EUR)	400,000	503,738
General Cable Corp. 5.750%, 10/01/22 (144A)	850,000	841,500

		1,581,038

Electronics—0.5%
Rexel S.A. 5.125%, 06/15/20 (EUR)	657,000	856,295
Techem GmbH 6.125%, 10/01/19 (EUR)	1,194,000	1,627,993
6.125%, 10/01/19 (144A) (EUR)	107,000	145,892
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	1,066,000	1,372,989
Trionista TopCo GmbH 6.875%, 04/30/21 (EUR)	211,000	271,078

		4,274,247

Engineering & Construction—0.1%
Aguila 3 S.A. 7.875%, 01/31/18 (144A)	556,000	572,680
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/23 (144A)	505,000	496,163

		1,068,843

Entertainment—1.4%
Cinemark USA, Inc. 5.125%, 12/15/22	462,000	445,830
Diamond Resorts Corp. 12.000%, 08/15/18	2,413,000	2,642,235
Fontainebleau Las Vegas Holdings LLC 10.250%, 06/15/15 (144A) (h)	1,425,000	891
Gala Group Finance plc 8.875%, 09/01/18 (GBP)	1,573,000	2,526,431
Isle of Capri Casinos, Inc. 5.875%, 03/15/21 (a)	430,000	410,650
7.750%, 03/15/19	100,000	105,250
NAI Entertainment Holdings LLC 8.250%, 12/15/17 (144A)	670,000	716,900
Regal Entertainment Group 5.750%, 02/01/25	217,000	206,150
Scientific Games Corp. 8.125%, 09/15/18	275,000	294,250
Scientific Games International, Inc. 9.250%, 06/15/19 (a)	55,000	59,537
Sisal Holding Istituto di Pagamento S.p.A. 7.250%, 09/30/17 (EUR)	177,000	229,010
Six Flags Entertainment Corp. 5.250%, 01/15/21 (144A)	1,315,000	1,268,975
Waterford Gaming LLC / Waterford Gaming Finance Corp. 8.625%, 09/15/14 (144A)	485,045	109,135
WMG Acquisition Corp. 11.500%, 10/01/18	1,675,000	1,917,875

		10,933,119

Environmental Control—0.2%
ADS Waste Holdings, Inc. 8.250%, 10/01/20 (144A)	538,000	$548,760
Casella Waste Systems, Inc. 7.750%, 02/15/19	182,000	172,900
Covanta Holding Corp. 6.375%, 10/01/22 (a)	384,000	388,070
Darling International, Inc. 8.500%, 12/15/18	190,000	210,188
Tervita Corp. 8.000%, 11/15/18 (144A)	150,000	150,750

		1,470,668

Food—1.0%
ARAMARK Corp. 5.750%, 03/15/20 (144A)	1,581,000	1,616,572
Bakkavor Finance 2 plc 8.250%, 02/15/18 (GBP)	1,056,000	1,602,107
8.750%, 06/15/20 (GBP)	500,000	765,266
Del Monte Corp. 7.625%, 02/15/19	187,000	192,143
JBS USA LLC / JBS USA Finance, Inc. 11.625%, 05/01/14	265,000	279,575
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 4.875%, 05/01/21 (144A)	1,109,000	1,059,095
Post Holdings, Inc. 7.375%, 02/15/22	1,010,000	1,080,700
R&R Pik plc 9.250%, 05/15/18 (EUR) (f)	526,000	676,109
Smithfield Foods, Inc. 6.625%, 08/15/22	331,000	355,825

		7,627,392

Forest Products & Paper—0.6%
Boise Paper Holdings LLC / Boise Co.-Issuer Co. 8.000%, 04/01/20	966,000	1,028,790
Cascades, Inc. 7.750%, 12/15/17 (a)	700,000	729,750
Clearwater Paper Corp. 4.500%, 02/01/23 (144A)	789,000	749,550
7.125%, 11/01/18	625,000	668,750
Sappi Papier Holding GmbH 6.625%, 04/15/21 (144A) (a)	240,000	232,800
8.375%, 06/15/19 (144A)	425,000	448,375
Unifrax I LLC / Unifrax Holding Co. 7.500%, 02/15/19 (144A)	855,000	872,100

		4,730,115

Gas—0.6%
Sabine Pass LNG L.P. 6.500%, 11/01/20 (144A)	720,000	727,200
7.500%, 11/30/16 (d)	3,854,000	4,147,868

		4,875,068

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Products—2.1%
Alere, Inc. 6.500%, 06/15/20 (144A) (a)	115,000	$111,550
Biomet, Inc. 6.500%, 08/01/20 (d)	2,933,000	3,022,823
6.500%, 10/01/20 (d)	4,451,000	4,439,872
ConvaTec Healthcare E S.A. 7.375%, 12/15/17 (144A) (EUR)	594,000	815,705
DJO Finance LLC / DJO Finance Corp. 7.750%, 04/15/18 (a)	260,000	256,750
8.750%, 03/15/18 (a)	354,000	382,320
9.875%, 04/15/18 (a)	554,000	578,930
Fresenius U.S. Finance II, Inc. 9.000%, 07/15/15 (144A)	870,000	961,350
Hologic, Inc. 6.250%, 08/01/20	953,000	988,142
IDH Finance plc 6.000%, 12/01/18 (GBP)	287,000	436,512
6.000%, 12/01/18 (144A) (GBP)	100,000	149,053
Kinetic Concepts, Inc. / KCI USA, Inc. 10.500%, 11/01/18 (a)	291,000	312,825
12.500%, 11/01/19 (a)	726,000	747,780
Ontex IV S.A. 7.500%, 04/15/18 (144A) (EUR)	230,000	307,912
9.000%, 04/15/19 (EUR)	1,348,000	1,760,765
Teleflex, Inc. 6.875%, 06/01/19	805,000	849,275

		16,121,564

Healthcare - Services—3.8%
Care UK Health & Social Care plc 9.750%, 08/01/17 (GBP)	630,000	972,571
Community Health Systems, Inc. 5.125%, 08/15/18 (a)	1,065,000	1,080,975
7.125%, 07/15/20	718,000	739,540
8.000%, 11/15/19	224,000	238,280
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	519,000	517,703
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	90,000	98,325
HCA Holdings, Inc. 6.250%, 02/15/21 (a)	672,000	685,440
HCA, Inc. 4.750%, 05/01/23 (a)	1,124,000	1,076,230
5.875%, 03/15/22	5,565,000	5,711,081
6.500%, 02/15/20 (a)	1,677,000	1,814,304
7.250%, 09/15/20	1,841,000	1,976,774
7.875%, 02/15/20	1,005,000	1,082,259
IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 05/15/19 (a)	751,000	758,041
INC Research LLC 11.500%, 07/15/19 (144A)	720,000	774,000
Priory Group No. 3 plc 7.000%, 02/15/18 (144A) (GBP)	1,010,000	1,551,521
7.000%, 02/15/18 (GBP)	448,000	688,199

Healthcare - Services—(Continued)
Symbion, Inc. 8.000%, 06/15/16	950,000	$988,000
Tenet Healthcare Corp. 4.375%, 10/01/21 (144A)	1,903,000	1,746,003
4.500%, 04/01/21 (144A)	522,000	486,765
6.250%, 11/01/18	2,539,000	2,672,297
6.750%, 02/01/20	980,000	950,600
8.000%, 08/01/20	550,000	568,563
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 7.750%, 02/01/19 (a)	1,075,000	1,139,500
Voyage Care Bondco plc 6.500%, 08/01/18 (GBP)	704,000	1,076,102

		29,393,073

Holding Companies - Diversified—0.3%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	700,000	659,750
Odeon & UCI Finco plc 9.000%, 08/01/18 (144A) (GBP)	573,000	917,258
9.000%, 08/01/18 (GBP)	111,000	177,689
WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	450,000	465,750

		2,220,447

Home Builders—2.8%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, 02/15/21 (144A)	744,000	751,440
Beazer Homes USA, Inc. 6.625%, 04/15/18 (a)	1,003,000	1,064,434
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	937,000	944,028
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 6.125%, 07/01/22 (144A) (a)	793,000	778,131
DR Horton, Inc. 4.375%, 09/15/22 (a)	386,000	366,700
K Hovnanian Enterprises, Inc. 7.250%, 10/15/20 (144A)	2,781,000	2,996,527
9.125%, 11/15/20 (144A)	255,000	279,225
KB Home 7.500%, 09/15/22	740,000	793,650
Lennar Corp. 5.000%, 11/15/22 (144A) (a)	910,000	864,500
PulteGroup, Inc. 6.375%, 05/15/33	750,000	701,250
Ryland Group, Inc. (The) 6.625%, 05/01/20	650,000	682,500
Shea Homes LP / Shea Homes Funding Corp. 8.625%, 05/15/19 (d)	2,827,000	3,017,822
Standard Pacific Corp. 8.375%, 01/15/21 (e)	5,876,000	6,698,640

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.250%, 04/15/21 (144A)	870,000	$826,500
William Lyon Homes, Inc.
8.500%, 11/15/20 (144A)	940,000	1,022,250

		21,787,597

Home Furnishings—0.1%
Brighthouse Group, Ltd.
7.875%, 05/15/18 (GBP)	184,000	277,756
DFS Furniture Holdings plc
7.625%, 08/15/18 (GBP)	160,000	251,261

		529,017

Household Products/Wares—1.3%
ACCO Brands Corp.
6.750%, 04/30/20 (a)	127,000	127,794
Jarden Corp.
7.500%, 05/01/17 (a)	655,000	718,044
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.750%, 10/15/20	4,170,000	4,201,275
6.875%, 02/15/21	295,000	309,750
7.125%, 04/15/19	1,125,000	1,188,281
7.875%, 08/15/19	1,040,000	1,133,600
9.000%, 04/15/19	435,000	449,137
Spectrum Brands Escrow Corp.
6.375%, 11/15/20 (144A)	310,000	324,725
6.625%, 11/15/22 (144A)	425,000	445,188
Spectrum Brands, Inc.
9.500%, 06/15/18	907,000	993,165
Zobele Holding S.p.A.
7.875%, 02/01/18 (EUR)	330,000	430,618

		10,321,577

Housewares—0.1%
Libbey Glass, Inc.
6.875%, 05/15/20	429,000	448,841

Insurance—0.3%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC
7.875%, 12/15/20 (144A) (a)	562,000	564,810
American General Institutional Capital A
7.570%, 12/01/45 (144A)	1,000,000	1,190,000
CNO Financial Group, Inc.
6.375%, 10/01/20 (144A)	560,000	595,000

		2,349,810

Internet—1.0%
Cerved Technologies S.p.A.
6.375%, 01/15/20 (EUR)	174,000	219,692
8.000%, 01/15/21 (EUR)	178,000	217,792
IAC / InterActiveCorp
4.750%, 12/15/22 (144A)	730,000	689,850

Internet—(Continued)
VeriSign, Inc.
4.625%, 05/01/23 (144A)	674,000	$653,780
Zayo Group LLC / Zayo Capital, Inc.
8.125%, 01/01/20	2,600,000	2,821,000
10.125%, 07/01/20 (a)	2,657,000	2,949,270

		7,551,384

Iron/Steel—0.8%
ArcelorMittal 4.250%, 02/25/15 (a)	435,000	438,262
4.250%, 08/05/15	2,111,000	2,132,110
4.250%, 03/01/16	605,000	608,025
5.000%, 02/25/17	990,000	1,002,375
6.125%, 06/01/18	1,072,000	1,104,160
9.500%, 02/15/15 (a)	146,000	159,505
Steel Dynamics, Inc. 6.375%, 08/15/22 (144A)	750,000	791,250

		6,235,687

Leisure Time—0.4%
Brunswick Corp. 4.625%, 05/15/21 (144A)	760,000	741,000
Carlson Wagonlit B.V. 6.875%, 06/15/19 (144A)	785,000	792,850
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (EUR)	1,452,000	1,901,335
Travelport LLC / Travelport Holdings, Inc. 6.400%, 03/01/16 (144A) (i)	64,605	60,406
11.875%, 09/01/16 (144A)	11,636	10,763

		3,506,354

Lodging—0.8%
Choice Hotels International, Inc. 5.750%, 07/01/22	410,000	434,600
Felcor Lodging LP 5.625%, 03/01/23	532,000	517,370
MCE Finance, Ltd. 5.000%, 02/15/21 (144A)	1,222,000	1,145,625
MGM Resorts International 6.750%, 10/01/20	113,000	116,955
7.500%, 06/01/16 (a)	523,000	570,070
7.625%, 01/15/17	306,000	334,305
8.625%, 02/01/19 (a)	65,000	73,450
MTR Gaming Group, Inc. 11.500%, 08/01/19 (f)	467,325	488,355
Station Casinos LLC 7.500%, 03/01/21 (144A)	2,408,000	2,432,080

		6,112,810

Machinery - Construction & Mining—0.1%
Terex Corp. 6.000%, 05/15/21	1,070,000	1,067,325

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery - Diversified—0.2%
DH Services Luxembourg S.a.r.l. 7.750%, 12/15/20 (144A) (a)	291,000	$304,095
Manitowoc Co., Inc. (The) 5.875%, 10/15/22	1,075,000	1,080,375

		1,384,470

Media—5.0%
AMC Networks, Inc. 4.750%, 12/15/22	534,000	515,310
7.750%, 07/15/21	625,000	682,813
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	1,277,000	1,235,497
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 02/15/23	1,840,000	1,725,000
5.250%, 09/30/22	1,010,000	959,500
Cengage Learning Acquisitions, Inc. 11.500%, 04/15/20 (144A)	1,445,000	1,062,075
Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.125%, 12/15/21 (144A) (a)	1,200,000	1,128,000
Clear Channel Communications, Inc. 9.000%, 12/15/19 (144A)	1,020,000	989,400
9.000%, 03/01/21	1,899,000	1,804,050
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22 (144A) (a)	2,960,000	3,042,765
7.625%, 03/15/20	1,460,000	1,511,100
DISH DBS Corp. 4.250%, 04/01/18 (144A)	1,725,000	1,690,500
5.125%, 05/01/20 (144A)	1,119,000	1,096,620
5.875%, 07/15/22	3,375,000	3,425,625
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A)	990,000	1,069,200
McClatchy Co. (The) 9.000%, 12/15/22 (144A)	870,000	913,500
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 (144A)	1,151,000	1,142,367
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (EUR)	270,000	366,382
8.875%, 12/01/18 (144A)	400,000	410,000
NBCUniversal Enterprise, Inc. 5.250%, 12/19/49 (144A)	255,000	255,000
Nielsen Finance LLC / Nielsen Finance Co. 7.750%, 10/15/18	1,592,000	1,711,400
ProQuest LLC / ProQuest Notes Co. 9.000%, 10/15/18 (144A)	572,000	572,000
Sirius XM Radio, Inc. 4.250%, 05/15/20 (144A) (a)	969,000	910,860
4.625%, 05/15/23 (144A) (a)	475,000	439,375
Sterling Entertainment Enterprises LLC 9.750%, 12/15/19 (144A) (b) (j)	2,750,000	2,750,000
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	960,000	907,200
5.625%, 04/15/23 (EUR)	104,000	130,295
7.500%, 03/15/19 (EUR)	1,168,000	1,614,207

Media—(Continued)
Unitymedia Kabel BW GmbH 9.500%, 03/15/21 (EUR)	1,029,000	$1,486,731
Univision Communications, Inc. 5.125%, 05/15/23 (144A) (a)	1,500,000	1,417,500
6.750%, 09/15/22 (144A)	890,000	934,500
8.500%, 05/15/21 (144A) (a)	819,000	870,188

		38,768,960

Metal Fabricate/Hardware—0.2%
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	1,139,000	1,497,405

Mining—2.3%
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A) (d)	2,963,000	2,881,517
6.375%, 02/01/16 (144A) (a)	754,200	753,257
6.875%, 02/01/18 (144A) (a)	2,200,000	2,172,500
Global Brass and Copper, Inc. 9.500%, 06/01/19 (144A)	925,000	989,750
Kaiser Aluminum Corp. 8.250%, 06/01/20	690,000	764,175
New Gold, Inc. 6.250%, 11/15/22 (144A)	935,000	895,263
7.000%, 04/15/20 (144A) (a)	465,000	469,650
Novelis, Inc. 8.375%, 12/15/17 (a)	2,030,000	2,151,800
8.750%, 12/15/20 (d)	5,201,000	5,578,072
Taseko Mines, Ltd. 7.750%, 04/15/19	1,133,000	1,118,838

		17,774,822

Miscellaneous Manufacturing—0.6%
Bombardier, Inc. 4.250%, 01/15/16 (144A) (a)	1,182,000	1,208,595
GCL Holdings SCA 9.375%, 04/15/18 (144A) (EUR)	943,000	1,307,240
SPX Corp. 6.875%, 09/01/17	495,000	534,600
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 8.750%, 02/01/19 (144A) (a)	1,343,000	1,282,565

		4,333,000

Oil & Gas—7.6%
Athlon Holdings LP / Athlon Finance Corp. 7.375%, 04/15/21 (144A)	539,000	532,262
Atwood Oceanics, Inc. 6.500%, 02/01/20	1,425,000	1,478,437
Aurora USA Oil & Gas, Inc. 7.500%, 04/01/20 (144A)	316,000	309,680
9.875%, 02/15/17 (144A)	1,448,000	1,505,920
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20 (a)	1,304,000	1,356,160
8.625%, 10/15/18	715,000	765,050

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chaparral Energy, Inc. 7.625%, 11/15/22	685,000	$698,700
Chesapeake Energy Corp. 5.750%, 03/15/23	1,720,000	1,741,500
6.125%, 02/15/21 (a)	811,000	851,550
6.875%, 11/15/20	945,000	1,025,325
7.250%, 12/15/18 (a)	720,000	802,800
Concho Resources, Inc. 5.500%, 10/01/22	1,169,000	1,157,310
5.500%, 04/01/23	275,000	270,875
6.500%, 01/15/22 (a)	970,000	1,025,775
Continental Resources, Inc. 4.500%, 04/15/23 (144A)	404,000	392,890
7.125%, 04/01/21	675,000	742,500
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	1,121,000	1,098,580
CVR Refining LLC / Coffeyville Finance, Inc. 6.500%, 11/01/22 (144A)	321,000	314,580
Denbury Resources, Inc. 4.625%, 07/15/23	2,128,000	1,963,080
Drill Rigs Holdings, Inc. 6.500%, 10/01/17 (144A)	891,000	888,772
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19	2,450,000	2,523,500
9.250%, 12/15/17	750,000	823,125
EP Energy LLC / EP Energy Finance, Inc. 9.375%, 05/01/20	650,000	734,500
EP Energy LLC / Everest Acquisition Finance, Inc. 6.875%, 05/01/19	1,135,000	1,214,450
Halcon Resources Corp. 8.875%, 05/15/21	528,000	512,160
9.750%, 07/15/20	235,000	234,413
Hilcorp Energy I L.P. / Hilcorp Finance Co. 7.625%, 04/15/21 (144A) (a)	750,000	795,000
8.000%, 02/15/20 (144A)	245,000	263,375
Kodiak Oil & Gas Corp. 8.125%, 12/01/19	1,211,000	1,313,935
Laredo Petroleum, Inc. 7.375%, 05/01/22	965,000	1,013,250
9.500%, 02/15/19	885,000	973,500
Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.625%, 12/01/21 (144A) (a)	431,000	414,838
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19 (144A)	2,086,000	1,986,915
7.750%, 02/01/21	270,000	270,675
8.625%, 04/15/20	1,000,000	1,050,000
MEG Energy Corp. 6.375%, 01/30/23 (144A)	677,000	656,690
6.500%, 03/15/21 (144A)	2,257,000	2,237,251
Memorial Production Partners LP / Memorial Production Finance Corp. 7.625%, 05/01/21 (144A)	559,000	550,615
Newfield Exploration Co. 5.625%, 07/01/24	149,000	144,530
6.875%, 02/01/20	545,000	561,350

Oil & Gas—(Continued)
Northern Oil and Gas, Inc. 8.000%, 06/01/20 (a)	902,000	$911,020
Oasis Petroleum, Inc. 6.500%, 11/01/21	835,000	855,875
6.875%, 01/15/23	480,000	494,400
7.250%, 02/01/19	315,000	328,388
Offshore Group Investment, Ltd. 7.125%, 04/01/23 (144A)	469,000	460,793
Pacific Drilling S.A. 5.375%, 06/01/20 (144A)	1,150,000	1,075,250
PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 02/15/20	1,405,000	1,471,737
Penn Virginia Corp. 8.500%, 05/01/20 (144A) (a)	616,000	597,520
Plains Exploration & Production Co. 7.625%, 04/01/20	205,000	226,575
Precision Drilling Corp. 6.500%, 12/15/21	100,000	101,250
6.625%, 11/15/20	235,000	238,525
QEP Resources, Inc. 5.250%, 05/01/23 (a)	323,000	314,925
5.375%, 10/01/22	411,000	406,890
6.875%, 03/01/21	470,000	506,425
Range Resources Corp. 5.000%, 08/15/22	724,000	707,710
5.000%, 03/15/23 (a)	515,000	503,412
5.750%, 06/01/21	319,000	328,570
6.750%, 08/01/20	2,278,000	2,443,155
8.000%, 05/15/19	955,000	1,017,075
Rosetta Resources, Inc. 5.625%, 05/01/21	756,000	738,045
SandRidge Energy, Inc. 7.500%, 02/15/23 (a)	1,165,000	1,106,750
8.750%, 01/15/20 (a)	68,000	69,360
Seadrill, Ltd. 5.625%, 09/15/17 (144A)	1,957,000	1,927,645
Seven Generations Energy, Ltd. 8.250%, 05/15/20 (144A)	281,000	279,595
SM Energy Co. 5.000%, 01/15/24 (144A)	1,097,000	1,047,635
6.500%, 11/15/21	800,000	840,000
6.500%, 01/01/23	298,000	312,900
6.625%, 02/15/19	802,000	840,095
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.500%, 07/01/21 (144A)	776,000	787,640
Vanguard Natural Resources LLC / VNR Finance Corp. 7.875%, 04/01/20	830,000	850,750
Western Refining, Inc. 6.250%, 04/01/21 (144A)	532,000	520,030
Whiting Petroleum Corp. 6.500%, 10/01/18 (a)	315,000	333,113

		59,838,871

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—1.1%
Bonanza Creek Energy, Inc. 6.750%, 04/15/21	280,000	$280,000
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A)	171,000	169,290
Cie Generale de Geophysique - Veritas 6.500%, 06/01/21	1,410,000	1,424,100
7.750%, 05/15/17	619,000	628,285
FTS International Services LLC / FTS International Bonds, Inc. 8.125%, 11/15/18 (144A)	1,451,000	1,505,412
Hornbeck Offshore Services, Inc. 5.875%, 04/01/20	965,000	969,825
Key Energy Services, Inc. 6.750%, 03/01/21 (a)	375,000	360,000
Oil States International, Inc. 5.125%, 01/15/23 (144A) (a)	197,000	206,358
6.500%, 06/01/19 (a)	1,986,000	2,055,510
Petroleum Geo-Services ASA 7.375%, 12/15/18 (144A)	1,050,000	1,141,875

		8,740,655

Packaging & Containers—1.9%
Ardagh Packaging Finance plc 7.000%, 11/15/20 (144A) (a)	2,349,000	2,263,849
9.250%, 10/15/20 (144A) (EUR)	483,000	658,560
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 4.875%, 11/15/22 (144A)	836,000	781,660
5.000%, 11/15/22 (EUR)	760,000	939,593
7.375%, 10/15/17 (EUR)	294,000	400,862
9.125%, 10/15/20 (144A)	224,000	238,840
Ball Corp. 6.750%, 09/15/20 (a)	540,000	581,850
Berry Plastics Corp. 9.750%, 01/15/21	420,000	474,600
Beverage Packaging Holdings Luxembourg II S.A. 8.000%, 12/15/16 (EUR)	3,157,000	4,080,542
Crown Americas LLC / Crown Americas Capital Corp. III 6.250%, 02/01/21	271,000	287,260
Graphic Packaging International, Inc. 4.750%, 04/15/21	739,000	714,982
Greif Luxembourg Finance SCA 7.375%, 07/15/21 (144A) (EUR)	330,000	481,090
OI European Group B.V. 4.875%, 03/31/21 (EUR)	936,000	1,203,480
Pactiv LLC 7.950%, 12/15/25	1,186,000	1,055,540
Tekni-Plex, Inc. 9.750%, 06/01/19 (144A)	852,000	905,250

		15,067,958

Pharmaceuticals—1.3%
Capsugel FinanceCo SCA 9.875%, 08/01/19 (EUR)	195,000	$280,727
9.875%, 08/01/19 (144A) (EUR)	500,000	719,812
Omnicare, Inc. 7.750%, 06/01/20	1,895,000	2,075,025
Sky Growth Acquisition Corp. 7.375%, 10/15/20 (144A)	1,336,000	1,369,400
Valeant Pharmaceuticals International, Inc. 6.375%, 10/15/20 (144A)	848,000	838,460
6.750%, 08/15/21 (144A) (a)	850,000	851,062
7.250%, 07/15/22 (144A)	330,000	334,950
VPII Escrow Corp. 6.750%, 08/15/18 (144A)	3,504,000	3,591,600

		10,061,036

Pipelines—1.7%
Access Midstream Partners L.P. / ACMP Finance Corp. 4.875%, 05/15/23	1,398,000	1,296,645
5.875%, 04/15/21	1,106,000	1,122,590
6.125%, 07/15/22	1,077,000	1,090,462
Atlas Pipeline Partners, L.P. 5.875%, 08/01/23 (144A) (a)	1,052,000	999,400
Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.875%, 02/15/18	470,000	498,200
El Paso Corp. 6.700%, 02/15/27	62,930	63,481
Genesis Energy L.P. / Genesis Energy Finance Corp. 5.750%, 02/15/21 (144A)	166,000	161,850
Holly Energy Partners LP / Holly Energy Finance Corp. 6.500%, 03/01/20	480,000	483,600
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 4.500%, 07/15/23 (a)	1,200,000	1,098,000
5.500%, 02/15/23	352,000	346,720
6.250%, 06/15/22	996,000	1,025,880
Regency Energy Partners L.P. / Regency Energy Finance Corp. 4.500%, 11/01/23 (144A)	1,084,000	981,020
6.875%, 12/01/18 (a)	125,000	131,563
Sabine Pass Liquefaction LLC 5.625%, 02/01/21 (144A)	2,692,000	2,611,240
5.625%, 04/15/23 (144A)	1,101,000	1,040,445
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.875%, 10/01/20 (144A) (a)	344,000	338,840

		13,289,936

Real Estate—1.7%
Annington Finance No. 5 plc 13.000%, 01/15/23 (GBP) (f)	400,000	730,056

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Crescent Resources LLC / Crescent Ventures, Inc. 10.250%, 08/15/17 (144A)	1,850,000	$1,905,500
Realogy Group LLC 7.625%, 01/15/20 (144A) (d)	4,000,000	4,330,000
7.875%, 02/15/19 (144A) (a)	1,560,000	1,645,800
9.000%, 01/15/20 (144A)	1,445,000	1,611,175
Realogy Group LLC / Sunshine Group Florida, Ltd. (The) 3.375%, 05/01/16 (144A) (a)	1,919,000	1,875,822
RPG Byty Sro 6.750%, 05/01/20 (EUR)	755,000	904,126
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (b) (c) (h)	70,000	0

		13,002,479

Retail—2.2%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	605,000	670,038
8.375%, 11/15/20 (144A)	419,000	464,043
Claire’s Stores, Inc. 7.750%, 06/01/20 (144A)	652,000	630,810
9.000%, 03/15/19 (144A) (a)	1,243,000	1,367,300
CST Brands, Inc. 5.000%, 05/01/23 (144A)	529,000	515,775
Dufry Finance SCA 5.500%, 10/15/20 (144A)	346,000	346,914
Enterprise Inns plc 6.500%, 12/06/18 (GBP)	965,000	1,437,657
House of Fraser Funding plc 8.875%, 08/15/18 (144A) (GBP)	780,000	1,230,532
8.875%, 08/15/18 (GBP)	718,000	1,132,720
J. Crew Group, Inc. 8.125%, 03/01/19	600,000	630,000
Michaels Stores, Inc. 7.750%, 11/01/18	585,000	625,950
New Academy Finance Co. LLC / New Academy Finance Corp. 8.000%, 06/15/18 (144A) (f)	513,000	525,825
Party City Holdings, Inc. 8.875%, 08/01/20 (144A) (a)	1,912,000	2,050,620
Penske Automotive Group, Inc. 5.750%, 10/01/22	1,040,000	1,060,800
PVH Corp. 7.375%, 05/15/20 (a)	696,000	755,160
7.750%, 11/15/23	650,000	749,876
Rite Aid Corp. 6.750%, 06/15/21 (144A)	704,000	691,680
9.250%, 03/15/20 (a)	830,000	916,113
Sally Holdings LLC / Sally Capital, Inc. 5.750%, 06/01/22	813,000	825,195
6.875%, 11/15/19	700,000	750,750
Sonic Automotive, Inc. 5.000%, 05/15/23 (144A)	227,000	220,190

		17,597,948

Semiconductors—0.3%
NXP B.V. / NXP Funding LLC 3.750%, 06/01/18 (144A)	1,210,000	$1,185,800
5.750%, 02/15/21 (144A) (a)	920,000	931,500

		2,117,300

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 6.875%, 03/15/18	555,000	593,156
7.125%, 03/15/21	935,000	1,005,125

		1,598,281

Software—3.0%
Epicor Software Corp. 8.625%, 05/01/19	1,118,000	1,145,950
First Data Corp. 6.750%, 11/01/20 (144A) (a)	3,956,000	4,025,230
7.375%, 06/15/19 (144A) (d)	4,419,000	4,540,522
10.625%, 06/15/21 (144A)	1,982,000	1,957,225
11.250%, 01/15/21 (144A)	60,000	59,850
11.750%, 08/15/21 (144A)	1,117,000	1,005,300
IMS Health, Inc. 6.000%, 11/01/20 (144A)	502,000	510,785
12.500%, 03/01/18 (144A) (d)	3,537,000	4,111,762
Infor US, Inc. 9.375%, 04/01/19	2,598,000	2,815,583
Interface Security Systems Holdings, Inc. / Interface Security Systems LLC 9.250%, 01/15/18 (144A)	491,000	500,820
Nuance Communications, Inc. 5.375%, 08/15/20 (144A)	1,725,000	1,686,188
Sophia L.P. / Sophia Finance, Inc. 9.750%, 01/15/19 (144A)	989,000	1,058,230

		23,417,445

Storage/Warehousing—0.3%
Algeco Scotsman Global Finance plc 9.000%, 10/15/18 (EUR)	1,092,000	1,432,346
Mobile Mini, Inc. 7.875%, 12/01/20	840,000	903,000

		2,335,346

Telecommunications—7.9%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	583,000	441,623
6.500%, 01/15/28	185,000	138,750
Avaya, Inc. 7.000%, 04/01/19 (144A) (a)	885,000	798,713
10.500%, 03/01/21 (144A) (a)	1,797,000	1,361,227
Broadview Networks Holdings, Inc. 10.500%, 11/15/17	814,500	810,428
CenturyLink, Inc. 5.625%, 04/01/20 (a)	1,804,000	1,822,040
CommScope Holding Co., Inc. 6.625%, 06/01/20 (144A) (f)	1,355,000	1,294,025

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Consolidated Communications Finance Co. 10.875%, 06/01/20	725,000	$819,250
Cricket Communications, Inc. 7.750%, 10/15/20 (a)	1,166,000	1,119,360
Crown Castle International Corp. 5.250%, 01/15/23	1,835,000	1,761,600
Digicel Group, Ltd. 8.250%, 09/30/20 (144A) (a)	1,196,000	1,237,860
Digicel, Ltd. 6.000%, 04/15/21 (144A) (d)	3,897,000	3,682,665
DigitalGlobe, Inc. 5.250%, 02/01/21 (144A)	1,008,000	967,680
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23 (144A)	3,987,000	3,747,780
Intelsat Luxembourg S.A. 6.750%, 06/01/18 (144A)	1,925,000	1,939,437
Level 3 Communications, Inc. 8.875%, 06/01/19 (a)	980,000	1,019,200
Level 3 Financing, Inc. 7.000%, 06/01/20 (a)	1,242,000	1,238,895
8.125%, 07/01/19 (d)	2,970,000	3,118,500
8.625%, 07/15/20	810,000	862,650
Lynx I Corp. 6.000%, 04/15/21 (GBP)	3,683,000	5,554,267
Lynx II Corp. 6.375%, 04/15/23 (144A) (a)	232,000	233,740
7.000%, 04/15/23 (GBP)	513,000	776,346
MetroPCS Wireless, Inc. 6.625%, 11/15/20	1,280,000	1,328,000
NII Capital Corp. 7.625%, 04/01/21	958,000	744,845
Phones4u Finance plc 9.500%, 04/01/18 (144A) (GBP)	965,000	1,497,071
9.500%, 04/01/18 (GBP)	530,000	822,225
Softbank Corp. 4.500%, 04/15/20 (144A)	2,235,000	2,153,981
Sprint Capital Corp. 6.875%, 11/15/28	1,686,000	1,618,560
Sprint Nextel Corp. 7.000%, 03/01/20 (144A) (d)	3,215,000	3,472,200
9.000%, 11/15/18 (144A)	5,130,000	6,002,100
Telenet Finance V Luxembourg SCA 6.250%, 08/15/22 (EUR)	910,000	1,190,423
6.750%, 08/15/24 (EUR)	1,213,000	1,599,269
tw telecom holdings, Inc. 5.375%, 10/01/22	940,000	932,950
UPCB Finance II, Ltd. 6.375%, 07/01/20 (144A) (EUR)	2,103,000	2,788,694
6.375%, 07/01/20 (EUR)	620,000	822,154
Windstream Corp. 6.375%, 08/01/23 (a)	701,000	655,435
7.750%, 10/15/20	459,000	475,065
7.875%, 11/01/17	555,000	609,113

		61,458,121

Textiles—0.1%
SIWF Merger Sub, Inc. / Springs Industries, Inc. 6.250%, 06/01/21 (144A) (a)	1,103,000	$1,080,940

Transportation—0.6%
Gategroup Finance Luxembourg S.A. 6.750%, 03/01/19 (EUR)	1,225,000	1,578,575
Gulfmark Offshore, Inc. 6.375%, 03/15/22 (a)	480,000	476,400
Jack Cooper Holdings Corp. 9.250%, 06/01/20 (144A) (a)	2,080,000	2,080,000
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	467,000	464,665

		4,599,640

Trucking & Leasing—0.1%
Aviation Capital Group Corp. 6.750%, 04/06/21 (144A)	1,070,000	1,126,879

Total Corporate Bonds & Notes (Cost $630,592,354)		626,977,399

Floating Rate Loans (i)—16.4%

Aerospace/Defense—0.3%
Sequa Corp. Term Loan 5.250%, 06/19/17	1,760,975	1,768,310
Silver II US Holdings LLC Term Loan 4.000%, 12/13/19	292,059	290,324

		2,058,634

Airlines—0.3%
Northwest Airlines, Inc. Term Loan 1.679%, 09/10/18	1,500,583	1,328,091
2.299%, 03/10/17	1,189,334	1,100,788

		2,428,879

Auto Parts & Equipment—0.6%
Federal-Mogul Corp. Term Loan 2.128%, 12/29/14	2,118,579	2,030,054
2.128%, 12/28/15	1,334,182	1,278,433
Schaeffler AG Term Loan 4.250%, 01/27/17	1,780,000	1,785,340

		5,093,827

Capital Markets—0.1%
Knight Capital Group, Inc. Term Loan 0.000%, 11/10/17 (k)	1,010,000	998,638

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.7%
Ascend Performance Materials LLC Term Loan 6.750%, 04/10/18	3,377,250	$3,379,378
Ineos U.S. Finance LLC Term Loan 4.000%, 05/04/18	1,238,106	1,215,089
MacDermid, Inc. Second Lien Term Loan 0.000%, 12/07/20 (k)	340,000	344,675
Oxea S.A.R.L. Second Lien Term Loan
0.000%, 05/22/20 (k)	560,000	560,000

		5,499,142

Commercial Services—0.4%
Catalent Pharma Solutions, Inc. Term Loan
6.500%, 12/29/17	730,000	726,810
Interactive Data Corp. Term Loan
3.750%, 02/11/18	1,241,864	1,237,722
ServiceMaster Co. Term Loan
4.250%, 01/31/17	1,502,450	1,486,802

		3,451,334

Distribution/Wholesale—0.3%
HD Supply, Inc. Term Loan
4.500%, 10/12/17	2,627,527	2,629,170

Diversified Financial Services—0.7%
American Capital Holdings, Inc. Term Loan
5.500%, 08/22/16	2,905,000	2,920,745
Nuveen Investments, Inc. Term Loan
4.195%, 05/13/17	373,141	371,160
Ocwen Financial Corp. Term Loan
5.000%, 02/15/18	1,985,025	2,000,746

		5,292,651

Diversified Telecommunication Services—0.4%
Zayo Group LLC Term Loan
4.500%, 07/02/19	3,264,993	3,267,703

Food—0.1%
Advance Pierre Foods, Inc. Term Loan
5.750%, 07/10/17	673,313	677,100

Forest Products & Paper—0.2%
Wilsonart International Holdings LLC Term Loan
4.000%, 10/31/19	1,313,400	1,306,557

Healthcare - Products—0.2%
Bausch & Lomb, Inc. Term Loan
4.000%, 05/17/19	1,465,228	$1,465,228

Healthcare - Services—0.3%
LHP Hospital Group, Inc. Term Loan
9.000%, 07/03/18	843,625	860,497
Truven Health Analytics, Inc. Term Loan
4.500%, 06/01/19	1,133,571	1,132,869

		1,993,366

Household Products/Wares—0.1%
Spin Holdco, Inc. Term Loan
4.250%, 11/14/19	730,000	728,405

Insurance—0.1%
Alliant Holdings I, Inc. Term Loan
5.000%, 12/20/19	1,024,850	1,026,772

Leisure Time—0.0%
Travelport LLC
Second Lien Term Loan
9.500%, 01/29/16	76,597	78,704
Term Loan
8.375%, 12/01/16	151,648	151,117

		229,821

Lodging—5.2%
Harrah’s Property Co. Mezzanine Term Loan
3.690%, 02/13/14	22,278,802	20,449,427
Hilton Hotel Corp. Term Loan
4.693%, 11/12/15	18,171,541	17,898,967
MGM Resorts International Mezzanine Term Loan
3.500%, 12/20/19	643,782	640,966
Station Casinos, Inc. Term Loan
5.000%, 03/01/20	1,642,163	1,644,215

		40,633,575

Media—0.9%
Cengage Learning Acquisitions, Inc. Term Loan
2.700%, 07/03/14	295,300	221,230
Clear Channel Communications, Inc. Term Loan
3.845%, 01/29/16	920,024	839,166
6.945%, 01/30/19	2,852,747	2,605,499

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
EMI Music Publishing, Ltd. Term Loan
4.250%, 06/29/18	701,663	$703,418
HEMA Holding B.V. Mezzanine Term Loan
8.611%, 07/05/17 (EUR)	1,805,874	2,158,651
Weather Channel Second Lien Term Loan
0.000%, 12/11/20 (k)	610,000	616,100

		7,144,064

Metal Fabricate/Hardware—0.6%
Constellium Holdco B.V. Term Loan
6.000%, 03/25/20 (c)	2,907,713	2,971,319
Rexnord LLC Term Loan
3.750%, 04/02/18	1,506,175	1,509,187

		4,480,506

Mining—0.4%
FMG America Finance, Inc. Term Loan
5.250%, 10/18/17	2,905,432	2,892,270

Oil & Gas—1.1%
Chesapeake Energy Corp. Term Loan
5.750%, 12/01/17	3,740,000	3,793,762
Offshore Group Investments, Ltd. Term Loan
5.750%, 03/22/19	1,196,229	1,204,201
6.250%, 10/26/17	2,694,210	2,693,092
Samson Investments Co. Second Lien Term Loan
6.000%, 09/25/18	725,000	725,000

		8,416,055

Packaging & Containers—0.1%
Tekni-Plex, Inc. Term Loan
5.500%, 08/25/19 (c)	760,000	760,000

Pharmaceuticals—0.1%
Patheon, Inc. Term Loan
7.250%, 12/06/18	626,850	633,119

Real Estate—0.2%
Realogy Corp.
Extended Letter of Credit
4.453%, 10/10/16	279,603	280,512

Real Estate—(Continued)
Realogy Corp.
Extended Term Loan
4.500%, 03/05/20	1,516,200	$1,521,127

		1,801,639

Retail—0.5%
Alliance Boots Holdings, Ltd. Term Loan
3.486%, 07/09/15 (GBP)	1,170,000	1,768,772
J C Penney Corp., Inc. Term Loan
6.000%, 05/21/18	1,840,000	1,845,906
Rite Aid Corp. Second Lien Term Loan
5.750%, 08/21/20	350,000	355,688

		3,970,366

Software—0.5%
First Data Corp. Extended Term Loan 4.193%, 03/23/18	1,925,000	1,881,418
Kronos, Inc. Second Lien Term Loan 9.750%, 04/30/20	1,610,000	1,666,350

		3,547,768

Telecommunications—1.9%
Alcatel-Lucent USA, Inc. Term Loan 7.250%, 01/30/19	4,780,975	4,835,765
7.500%, 01/30/19 (EUR)	825,850	1,081,385
Avaya, Inc. Term Loan 8.000%, 03/30/18	137,029	128,844
Hawaiian Telcom Communications, Inc. Term Loan 5.000%, 02/28/17	638,791	639,749
Level 3 Financing, Inc. Term loan 4.750%, 08/01/19	315,000	315,688
Virgin Media Investment Holdings, Ltd. Term Loan 3.500%, 06/05/20	395,000	391,435
Vodafone Americas Finance, Inc. Term Loan 6.250%, 07/11/16 (c)	3,093,750	3,186,563
6.875%, 08/11/15 (c)	4,153,228	4,225,909

		14,805,338

Transportation—0.1%
Genesee & Wyoming, Inc. Term Loan 2.194%, 09/29/17	844,869	842,756

Total Floating Rate Loans (Cost $126,152,104)		128,074,683

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—6.5%

Security Description	Shares	Value

Auto Components—0.3%
Delphi Automotive plc	19,000	$963,110
Goodyear Tire & Rubber Co. (The) (a) (l)	95,400	1,458,666
Lear Corp. (a)	2,395	144,802

		2,566,578

Automobiles—1.3%
General Motors Co. (a) (l)	312,065	10,394,885

Biotechnology—0.0%
Ironwood Pharmaceuticals, Inc. (a) (l)	21,770	216,611

Capital Markets—1.7%
American Capital, Ltd. (a) (l)	1,002,905	12,706,806
E*Trade Financial Corp. (l)	50,299	636,785
Uranium Participation Corp. (l)	28,400	135,290

		13,478,881

Chemicals—0.3%
ADA-ES, Inc. (a) (l)	5,601	235,914
Huntsman Corp. (a)	97,300	1,611,288
Zemex Minerals Group, Inc. (l)	87	0

		1,847,202

Commercial Banks—0.3%
CIT Group, Inc. (l)	49,495	2,307,952

Diversified Telecommunication Services—0.2%
Broadview Networks Holdings, Inc. (b) (l)	52,943	333,537
Level 3 Communications, Inc. (a) (l)	38,560	812,845

		1,146,382

Forest Products & Paper—0.2%
NewPage Corp. (c) (l)	18,684	1,681,560

Hotels, Restaurants & Leisure—0.2%
Caesars Entertainment Corp. (a) (l)	127,186	1,742,448

Household Durables—0.1%
MDC Holdings, Inc. (a)	9,000	292,590
Meritage Homes Corp. (l)	8,800	381,568
PulteGroup, Inc. (a) (l)	16,600	314,902

		989,060

Insurance—0.5%
American International Group, Inc. (l)	92,178	4,120,357

Machinery—0.1%
Stanley-Martin Communities LLC (b) (c) (l)	450	561,600

Media—0.4%
Cablevision Systems Corp. - Class A (a)	114,025	1,917,901
Clear Channel Outdoor Holdings, Inc. -Class A (a) (l)	31,744	236,810
HMH Publishing Co., Ltd. (c) (l)	26,518	710,686

Media—(Continued)
Loral Space & Communications, Inc. (a)	6,666	$399,827

		3,265,224

Metals & Mining—0.1%
African Minerals, Ltd. (l)	159,753	457,610

Paper & Forest Products—0.0%
Ainsworth Lumber Co., Ltd. (l)	53,942	164,129
Ainsworth Lumber Co., Ltd. (144A) (l)	10,657	32,426

		196,555

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Ltd. (a) (l)	13,401	181,584
Spansion, Inc. - Class A (a) (l)	34,258	428,910

		610,494

Software—0.0%
Bankruptcy Management Solution, Inc. (b) (c) (l)	796	0

Trading Companies & Distributors—0.1%
HD Supply Holdings, Inc. (l)	51,900	975,201

Wireless Telecommunication Services—0.6%
Crown Castle International Corp. (l)	28,902	2,092,216
SBA Communications Corp. - Class A (a) (l)	28,902	2,142,216

		4,234,432

Total Common Stocks (Cost $52,036,915)		50,793,032

Preferred Stocks—1.6%

Commercial Banks—1.5%
GMAC Capital Trust I, 8.125%	461,310	12,017,126

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC (144A) (b) (l)	25	0

Internet Software & Services—0.1%
Travelport Holdings, Ltd. (l)	388,121	311,273

Total Preferred Stocks (Cost $11,385,120)		12,328,399

Convertible Preferred Stock—1.1%

Auto Components—1.1%
Dana Holding Corp. 4.000%, 12/31/49 (144A) (Cost $7,721,070)	53,890	8,740,284

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Convertible Bonds—0.9%

Security Description	Shares/ Principal Amount*	Value

Coal—0.2%
Alpha Appalachia Holdings, Inc. 3.250%, 08/01/15 (a)	1,162,000	$1,051,610
Peabody Energy Corp. 4.750%, 12/15/66 (a)	1,396,000	969,348

		2,020,958

Computers—0.3%
EMC Corp. 1.750%, 12/01/13	621,000	917,527
SanDisk Corp. 1.500%, 08/15/17	848,000	1,130,490

		2,048,017

Diversified Financial Services—0.0%
E*Trade Financial Corp. Zero Coupon, 08/31/19 (144A)	76,000	93,433
Zero Coupon, 08/31/19	11,000	13,523

		106,956

Insurance—0.2%
MGIC Investment Corp. 2.000%, 04/01/20 (a)	143,000	161,948
Radian Group, Inc. 2.250%, 03/01/19	1,143,000	1,458,039
3.000%, 11/15/17	169,000	211,250

		1,831,237

Pharmaceuticals—0.2%
Omnicare, Inc. 3.750%, 04/01/42	1,000,000	1,241,249

Total Convertible Bonds (Cost $7,477,433)		7,248,417

Warrants—0.0%

Containers & Packaging—0.0%
Smurfit Kappa Group plc, Strike Price $0.01, Expires 10/01/13 (c) (l)	100	8,670

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/12/19 (c) (l)	1,601	0

Software—0.0%
Bankruptcy Management Solution, Inc., Expires 09/29/17 (c) (l)	531	0

Total Warrants (Cost $21)		8,670

Short-Term Investment—13.0%
Security Description	Shares	Value

Mutual Fund—13.0%
State Street Navigator Securities Lending MET Portfolio (m)	101,561,428	$101,561,428

Total Short-Term Investment (Cost $101,561,428)		101,561,428

Total Investments—119.7% (Cost $936,926,445) (n)		935,732,312
Other assets and liabilities (net)—(19.7)%		(153,807,615)

Net Assets—100.0%		$781,924,697

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $97,437,134 and the collateral received consisted of cash in the amount of $101,561,428 and non-cash collateral with a value of $877,500. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.8% of net assets.
(c)	Illiquid security. As of June 30, 2013, these securities represent 2.4% of net assets.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2013, the value of securities pledged amounted to $93,128,328.
(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2013, the market value of securities pledged was $1,730,558.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Security is in default and/or issuer is in bankruptcy.
(i)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $2,750,000, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(k)	This loan will settle after June 30, 2013, at which time the interest rate will be determined.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(n)	As of June 30, 2013, the aggregate cost of investments was $936,926,445. The aggregate unrealized appreciation and depreciation of investments were $20,239,043 and $(21,433,176), respectively, resulting in net unrealized depreciation of $(1,194,133).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $264,685,651, which is 33.9% of net assets.
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Sterling Entertainment Enterprises LLC	12/28/12	$2,750,000	$2,750,000	$2,750,000

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	200,477	Bank of New York Mellon Corp.	07/23/13	$260,778	$195
EUR	646,353	Bank of New York Mellon Corp.	07/23/13	854,665	(13,270)
EUR	2,400,000	Deutsche Bank AG	07/23/13	3,199,807	(75,588)

Contracts to Deliver
EUR	1,315,000	BNP Paribas S.A.	07/23/13	$1,733,085	$21,273
EUR	1,562,000	Bank of America N.A.	07/23/13	2,044,641	11,295
EUR	41,849,000	Barclays Bank plc	07/23/13	54,627,299	150,036
EUR	1,000,000	Deutsche Bank AG	07/23/13	1,300,694	(1,064)
EUR	70,781	Deutsche Bank AG	07/23/13	92,576	436
EUR	82,000	Goldman Sachs & Co.	07/23/13	106,801	56
GBP	18,391,000	Barclays Bank plc	07/17/13	28,155,168	186,233
GBP	825,000	Citibank N.A.	07/17/13	1,276,021	21,365
GBP	429,652	Citibank N.A.	07/17/13	657,679	4,266
GBP	282,000	Citibank N.A.	07/17/13	424,025	(4,839)
GBP	101,000	Citibank N.A.	07/17/13	153,658	58
GBP	105,000	Credit Suisse International	07/17/13	163,101	3,418
GBP	494,256	Deutsche Bank AG	07/17/13	767,986	16,324
GBP	5,986	Deutsche Bank AG	07/17/13	9,245	142
GBP	294,000	Goldman Sachs & Co.	07/17/13	456,694	9,580
GBP	380,000	Northern Trust Co.	07/17/13	579,471	1,569

Net Unrealized Appreciation					$331,485

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	09/20/13	(528)	USD	(42,182,270)	$(39,250)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount	Net Closing Amount
Deutsche Bank AG	0.55%	06/05/2013	Open	USD 2,777,000	$2,777,000
Deutsche Bank AG	(0.50%)	06/14/2013	Open	USD 2,874,110	2,874,110
Deutsche Bank AG	0.55%	06/05/2013	Open	USD 3,811,000	3,811,000
Deutsche Bank AG	0.55%	06/05/2013	Open	USD 4,059,000	4,059,000
Deutsche Bank AG	0.55%	06/06/2013	Open	USD 4,516,000	4,516,000
Deutsche Bank AG	0.55%	06/05/2013	Open	USD 4,584,000	4,584,000
Deutsche Bank AG	0.55%	06/05/2013	Open	USD 6,542,000	6,542,000
Deutsche Bank AG	0.55%	06/05/2013	Open	USD 7,168,000	7,168,000
Deutsche Bank AG	0.58%	06/10/2013	Open	USD 8,574,000	8,574,000

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Reverse Repurchase Agreements—(Continued)

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount	Net Closing Amount
Deutsche Bank AG	0.55%	06/26/2013	Open	USD 10,043,599	$10,043,599
Barclays Bank PLC	0.60%	07/01/2013	Open	USD 31,312,322	31,312,322

Total					$86,261,031

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Swap Agreements

Credit Default Swaps on corporate issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CCO Holdings LLC/ CCO Holdings Capital Corp. 7.25%, due 10/30/2017	8.000%	09/20/17	Deutsche Bank AG	2.435%	USD	1,500,000	$305,582	$—	$305,582
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	09/20/15	Barclays Bank Plc	14.540%	USD	572,099	(109,410)	(147,315)	37,905
Caesars Entertainment Operating Co., Inc. 5.625%, due 06/01/2015	5.000%	12/20/15	Barclays Bank plc	15.927%	USD	3,793,890	(858,684)	(1,100,228)	241,544
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank Plc	16.671%	USD	377,047	(97,483)	(98,032)	549
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank Plc	16.671%	USD	436,847	(112,944)	(100,475)	(12,469)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank Plc	16.671%	USD	3,000,000	(775,630)	(810,000)	34,370
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	06/20/16	Barclays Bank Plc	17.280%	USD	640,000	(184,589)	(144,800)	(39,789)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/17	Barclays Bank Plc	18.744%	USD	436,847	(160,924)	(146,344)	(14,580)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	06/20/17	Deutsche Bank AG	19.122%	USD	828,299	(324,270)	(283,693)	(40,577)
Smithfield’s Foods, Inc. 7.75% due 07/01/2017	5.000%	06/20/18	Credit Suisse International	3.133%	USD	464,250	39,417	59,538	(20,121)

Totals							$(2,278,935)	$(2,771,349)	$492,414

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$3,038,695	$—	$3,038,695
Aerospace/Defense	—	2,436,244	2,245,264	4,681,508
Airlines	—	5,222,670	—	5,222,670
Apparel	—	802,741	—	802,741
Auto Manufacturers	—	2,918,661	—	2,918,661
Auto Parts & Equipment	—	4,810,732	—	4,810,732
Banks	—	15,843,698	—	15,843,698
Beverages	—	125,125	—	125,125
Chemicals	—	20,696,322	—	20,696,322
Coal	—	5,385,287	—	5,385,287
Commercial Services	—	41,654,894	—	41,654,894
Computers	—	3,500,225	—	3,500,225
Construction Materials	—	9,722,339	—	9,722,339
Distribution/Wholesale	—	12,975,312	—	12,975,312
Diversified Financial Services	—	20,929,977	—	20,929,977
Electric	—	31,371,745	—	31,371,745
Electrical Components & Equipment	—	1,581,038	—	1,581,038
Electronics	—	4,274,247	—	4,274,247
Engineering & Construction	—	1,068,843	—	1,068,843
Entertainment	—	10,933,119	—	10,933,119
Environmental Control	—	1,470,668	—	1,470,668
Food	—	7,627,392	—	7,627,392
Forest Products & Paper	—	4,730,115	—	4,730,115
Gas	—	4,875,068	—	4,875,068
Healthcare - Products	—	16,121,564	—	16,121,564
Healthcare - Services	—	29,393,073	—	29,393,073
Holding Companies - Diversified	—	2,220,447	—	2,220,447
Home Builders	—	21,787,597	—	21,787,597
Home Furnishings	—	529,017	—	529,017
Household Products/Wares	—	10,321,577	—	10,321,577
Housewares	—	448,841	—	448,841
Insurance	—	2,349,810	—	2,349,810
Internet	—	7,551,384	—	7,551,384
Iron/Steel	—	6,235,687	—	6,235,687
Leisure Time	—	3,506,354	—	3,506,354
Lodging	—	6,112,810	—	6,112,810
Machinery - Construction & Mining	—	1,067,325	—	1,067,325

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery - Diversified	$—	$1,384,470	$—	$1,384,470
Media	—	36,018,960	2,750,000	38,768,960
Metal Fabricate/Hardware	—	1,497,405	—	1,497,405
Mining	—	17,774,822	—	17,774,822
Miscellaneous Manufacturing	—	4,333,000	—	4,333,000
Oil & Gas	—	59,838,871	—	59,838,871
Oil & Gas Services	—	8,740,655	—	8,740,655
Packaging & Containers	—	15,067,958	—	15,067,958
Pharmaceuticals	—	10,061,036	—	10,061,036
Pipelines	—	13,289,936	—	13,289,936
Real Estate	—	13,002,479	0	13,002,479
Retail	—	17,597,948	—	17,597,948
Semiconductors	—	2,117,300	—	2,117,300
Shipbuilding	—	1,598,281	—	1,598,281
Software	—	23,417,445	—	23,417,445
Storage/Warehousing	—	2,335,346	—	2,335,346
Telecommunications	—	61,458,121	—	61,458,121
Textiles	—	1,080,940	—	1,080,940
Transportation	—	4,599,640	—	4,599,640
Trucking & Leasing	—	1,126,879	—	1,126,879
Total Corporate Bonds & Notes	—	621,982,135	4,995,264	626,977,399
Total Floating Rate Loans*	—	128,074,683	—	128,074,683
Common Stocks
Auto Components	2,566,578	—	—	2,566,578
Automobiles	10,394,885	—	—	10,394,885
Biotechnology	216,611	—	—	216,611
Capital Markets	13,478,881	—	—	13,478,881
Chemicals	1,847,202	—	0	1,847,202
Commercial Banks	2,307,952	—	—	2,307,952
Diversified Telecommunication Services	812,845	—	333,537	1,146,382
Forest Products & Paper	—	1,681,560	—	1,681,560
Hotels, Restaurants & Leisure	1,742,448	—	—	1,742,448
Household Durables	989,060	—	—	989,060
Insurance	4,120,357	—	—	4,120,357
Machinery	—	—	561,600	561,600
Media	2,554,538	710,686	—	3,265,224
Metals & Mining	457,610	—	—	457,610
Paper & Forest Products	196,555	—	—	196,555
Semiconductors & Semiconductor Equipment	610,494	—	—	610,494
Software	—	—	0	0
Trading Companies & Distributors	975,201	—	—	975,201
Wireless Telecommunication Services	4,234,432	—	—	4,234,432
Total Common Stocks	47,505,649	2,392,246	895,137	50,793,032
Preferred Stocks
Commercial Banks	12,017,126	—	—	12,017,126
Diversified Financial Services	—	—	0	0
Internet Software & Services	—	311,273	—	311,273
Total Preferred Stocks	12,017,126	311,273	0	12,328,399
Total Convertible Preferred Stock*	—	8,740,284	—	8,740,284
Total Convertible Bonds*	—	7,248,417	—	7,248,417
Warrants
Containers & Packaging	—	8,670	—	8,670
Media	—	—	0	0
Software	—	—	0	0
Total Warrants	—	8,670	0	8,670
Total Short-Term Investment*	101,561,428	—	—	101,561,428
Total Investments	$161,084,203	$768,757,708	$5,890,401	$935,732,312

Collateral for securities loaned (Liability)	$—	$(101,561,428)	$—	$(101,561,428)

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$426,246	$—	$426,246
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(94,761)	—	(94,761)
Total Forward Contracts	$—	$331,485	$—	$331,485
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(39,250)	$—	$—	$(39,250)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$344,999	$—	$344,999
Swap Contracts at Value (Liabilities)	—	(2,623,934)	—	(2,623,934)
Total Swap Contracts	$—	$(2,278,935)	$—	$(2,278,935)
Total Reverse Repurchase Agreements (Liability)	$—	$(86,261,031)	$—	$(86,261,031)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at June 30, 2013
Corporate Bonds & Notes
Aerospace & Defense	$3,650,726	$—	$(21,019)	$—	$(1,384,443	)(a)	$—	$—	$2,245,264	$(11,743)
Media	—	—	—	—	—		2,750,000	—	2,750,000	—
Real Estate	0	—	—	—	—		—	—	0	—
Floating Rate Loans
Forest Products & Paper	1,700,160	1,187,264	(110,280)	83,579	(2,860,723)		—	—	—	—
Health Care-Services	2,018,090	40,330	(3,735)	—	(2,054,685)		—	—	—	—
Common Stocks
Chemicals	0	—	—	—	—		—	—	0	—
Diversified Telecommunications Services	354,186	—	(20,649)	—	—		—	0	333,537	(20,649)
Machinery	622,350	—	(60,750)	—	—		—	—	561,600	(60,750)
Software	—	—	(113)	—	—		113	—	0	(113)
Preferred Stock
Diversified Financial Services	0	—	—	—	—		—	—	0	—
Internet Software & Services	265	—	—	—	—		—	(265)	—	—
Warrants
Media	0	—	—	—	—		—	—	0	—
Software	0	—	—	—	—		—	—	0	—

Total	$8,345,777	$1,227,594	$(216,546)	$83,579	$(6,299,851)		$2,750,113	$(265)	$5,890,401	$(93,255)

(a)	Sales include principal reductions.

Corporate Bonds & Notes in the amount of $2,750,000 and Common Stocks in the amount of $113 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

Preferred Stocks in the amount of $265 were transferred out of Level 3 due to an increase in third party pricing information and observable inputs in determining the value of the investment.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$935,732,312
Cash	14,130,564
Cash denominated in foreign currencies (c)	2,937,362
Cash collateral (d)	4,408,000
Swaps at market value (e)	344,999
Unrealized appreciation on forward foreign currency exchange contracts	426,246
Receivable for:
Investments sold	21,749,831
Fund shares sold	441,386
Dividends	4,000
Interest	12,220,750
Variation margin on futures contracts	192,720
Swap interest	19,784

Total Assets	992,607,954
Liabilities
Payables for:
Reverse repurchase agreements	86,261,031
Investments purchased	17,011,696
Fund shares redeemed	892,220
Cash collateral for swaps	400,000
Open swap cash collateral	1,160,000
Interest on reverse repurchase agreements	7,408
Swaps at market value (f)	2,623,934
Unrealized depreciation on forward foreign currency exchange contracts	94,761
Collateral for securities loaned	101,561,428
Accrued expenses:
Management fees	397,318
Distribution and service fees	61,546
Deferred trustees’ fees	41,001
Other expenses	170,914

Total Liabilities	210,683,257

Net Assets	$781,924,697

Net assets consist of:
Paid in surplus	$722,650,580
Undistributed net investment income	26,379,810
Accumulated net realized gain	33,377,184
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(482,877)

Net Assets	$781,924,697

Net Assets
Class A	$499,667,204
Class B	282,257,493
Capital Shares Outstanding*
Class A	60,681,996
Class B	34,563,176
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.23
Class B	8.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $936,926,445.
(b)	Includes securities loaned at value of $97,437,134.
(c)	Identified cost of cash denominated in foreign currencies was $3,008,677.
(d)	Includes collateral of $2,190,000 for swaps and $2,218,000 for futures.
(e)	Net premium paid on swaps was $59,538.
(f)	Net premium received on swaps was $2,830,887.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$724,385
Interest	29,456,859
Securities lending income	300,154

Total investment income	30,481,398
Expenses
Management fees	2,720,729
Administration fees	11,522
Custodian and accounting fees	132,323
Distribution and service fees—Class B	404,553
Interest expense	22,024
Audit and tax services	34,164
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	20,240
Insurance	2,749
Miscellaneous	8,068

Total expenses	3,379,494

Net Investment Income	27,101,904

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	33,875,919
Futures contracts	(1,366,974)
Swap contracts	763,621
Foreign currency transactions	1,378,893

Net realized gain	34,651,459

Net change in unrealized appreciation (depreciation) on:
Investments	(42,185,149)
Futures contracts	(39,250)
Swap contracts	(414,008)
Foreign currency transactions	841,713

Net change in unrealized depreciation	(41,796,694)

Net realized and unrealized loss	(7,145,235)

Net Increase in Net Assets From Operations	$19,956,669

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,101,904	$58,544,249
Net realized gain	34,651,459	26,249,592
Net change in unrealized appreciation (depreciation)	(41,796,694)	46,098,314

Increase in net assets from operations	19,956,669	130,892,155

From Distributions to Shareholders
Net investment income
Class A	(34,767,466)	(39,965,903)
Class B	(21,805,323)	(21,123,189)
Net realized capital gains
Class A	(13,650,688)	(7,088,726)
Class B	(8,859,543)	(3,859,774)

Total distributions	(79,083,020)	(72,037,592)

Increase (decrease) in net assets from capital share transactions	(73,501,337)	66,856,331

Total Increase (Decrease) in Net assets	(132,627,688)	125,710,894

Net Assets
Beginning of period	914,552,385	788,841,491

End of period	$781,924,697	$914,552,385

Undistributed Net investment income
End of period	$26,379,810	$55,850,695

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	11,134,181	$96,984,790	7,628,922	$65,207,609
Reinvestments	5,784,726	48,418,154	5,787,777	47,054,629
Redemptions	(22,278,954)	(200,753,450)	(9,407,848)	(80,237,933)

Net increase (decrease)	(5,360,047)	$(55,350,506)	4,008,851	$32,024,305

Class B
Sales	3,826,503	$33,514,960	15,497,271	$131,297,831
Reinvestments	3,690,116	30,664,866	3,095,782	24,982,963
Redemptions	(9,661,716)	(82,330,657)	(14,490,468)	(121,448,768)

Net increase (decrease)	(2,145,097)	$(18,150,831)	4,102,585	$34,832,026

Increase (decrease) derived from capital shares transactions		$(73,501,337)		$66,856,331

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.93		$8.36	$8.70	$8.02	$5.80	$8.24

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.59	0.59	0.63	0.77	0.61
Net realized and unrealized gain (loss) on investments	(0.10)		0.73	(0.35)	0.62	1.85	(2.48)

Total from investment operations	0.17		1.32	0.24	1.25	2.62	(1.87)

Less Distributions
Distributions from net investment income	(0.62)		(0.64)	(0.58)	(0.57)	(0.40)	(0.57)
Distributions from net realized capital gains	(0.25)		(0.11)	0.00	0.00	0.00	0.00

Total distributions	(0.87)		(0.75)	(0.58)	(0.57)	(0.40)	(0.57)

Net Asset Value, End of Period	$8.23		$8.93	$8.36	$8.70	$8.02	$5.80

Total Return (%) (c)	1.84	(b)	16.80 (d)	2.50	16.10	47.20	(24.20)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	(e)	0.65	0.65	0.65	0.67	0.67
Ratio of expenses to average net assets excluding interest expense (%)	0.65	(e)	0.65	0.65	0.65	0.67	0.67
Ratio of net investment income to average net assets (%)	6.07	(e)	6.90	6.91	7.60	11.24	8.40
Portfolio turnover rate (%)	68	(b)	85	99	99	92	58
Net assets, end of period (in millions)	$499.7		$589.6	$518.4	$679.1	$563.4	$295.7

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(f)
Net Asset Value, Beginning of Period	$8.85		$8.29	$8.64	$7.98	$5.78	$7.66

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.56	0.56	0.60	0.77	0.41
Net realized and unrealized gain (loss) on investments	(0.08)		0.74	(0.34)	0.62	1.83	(2.29)

Total from investment operations	0.17		1.30	0.22	1.22	2.60	(1.88)

Less Distributions
Distributions from net investment income	(0.60)		(0.63)	(0.57)	(0.56)	(0.40)	0.00
Distributions from net realized capital gains	(0.25)		(0.11)	0.00	0.00	0.00	0.00

Total distributions	(0.85)		(0.74)	(0.57)	(0.56)	(0.40)	0.00

Net Asset Value, End of Period	$8.17		$8.85	$8.29	$8.64	$7.98	$5.78

Total Return (%) (c)	1.74	(b)	16.54 (d)	2.34	15.77	46.65	(24.54	)(b)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	(e)	0.90	0.90	0.90	0.92	0.94	(e)
Ratio of expenses to average net assets excluding interest expense (%)	0.90	(e)	0.90	0.90	0.90	0.92	0.94	(e)
Ratio of net investment income to average net assets (%)	5.81	(e)	6.65	6.66	7.29	10.88	8.70	(e)
Portfolio turnover rate (%)	68	(b)	85	99	99	92	58
Net assets, end of period (in millions)	$282.3		$324.9	$270.4	$238.0	$109.1	$13.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	In 2012 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(e)	Computed on an annualized basis.
(f)	Commencement of operations was April 28, 2008.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-29

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, contingent payment debt instrument, premium amortization adjustments, convertible preferred stock and distribution redesignations. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to reacquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had an outstanding reverse repurchase agreement balance for 21 days. The average amount of borrowings was $129,628,191 and the weighted average interest rate was 0.31%.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high

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quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower, with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the

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contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement, provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced

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index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	Swaps at market value (b)	$344,999	Swaps at market value (b)	$2,623,934
Equity			Unrealized depreciation on futures contracts* (a)	39,250
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	426,246	Unrealized depreciation on forward foreign currency exchange contracts	94,761

Total		$771,245		$2,757,945

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(c)	Net Amount
Bank of America N.A.	$11,295	$—	$—	$11,295
Bank of New York Mellon Corp.	195	(195)	—	—

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Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(c)	Net Amount
Barclays Bank plc	$336,268	$(336,268)	$—	$—
BNP Paribas S.A.	21,273	—	—	21,273
Citibank N.A.	25,689	(4,839)	—	20,850
Credit Suisse International	42,835	—	—	42,835
Deutsche Bank AG	322,484	(322,484)	—	—
Goldman Sachs & Co.	9,637	—	—	9,637
Northern Trust Co.	1,569	—	—	1,569

	$771,245	$(663,786)	$—	$107,459

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(c)	Net Amount
Bank of New York Mellon Corp.	$13,270	$(195)	$—	$13,075
Barclays Bank plc	2,299,664	(336,268)	(1,963,396)	—
Citibank N.A.	4,839	(4,839)	—	—
Deutsche Bank AG	400,922	(322,484)	(78,438)	—

	$2,718,695	$(663,786)	$(2,041,834)	$13,075

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,508,324	$1,508,324
Futures contracts	2,694	—	(1,369,668)	—	(1,366,974)
Swap contracts	—	763,621	—	—	763,621

	$2,694	$763,621	$(1,369,668)	$1,508,324	$904,971

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$959,395	$959,395
Futures contracts	—	—	(39,250)	—	(39,250)
Swap contracts	—	(414,008)	—	—	(414,008)

	$—	$(414,008)	$(39,250)	$959,395	$506,137

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(d)
Forward Foreign currency transactions	$93,757,189
Futures contracts short	1,339,388
Swap contracts	10,755,140

(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes swap interest receivable of $19,784.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(d)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies

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whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$634,312,864	$0	$686,136,686

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,720,729	0.600%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$61,075,322	$63,336,309	$10,962,270	$—	$72,037,592	$63,336,309

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$68,060,645	$11,658,200	$38,717,248	$—	$118,436,093

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-36

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the BlackRock Large Cap Core Portfolio returned 12.63%, 12.45%, and 12.42%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 13.91%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging-market equities, which registered their worst first-quarter performance since 2008. The U.S. stock rally continued to gather momentum (hitting an all-time high in May) as investors latched onto the latest favorable data on the economy and corporate earnings. Though all sectors yielded positive returns, the record market move was uncharacteristically led by defensive segments, with Health Care, Consumer Staples and Utilities at the top. Volatility made a comeback in the second quarter of 2013, particularly in June, when Federal Reserve (“Fed”) Chairman Ben Bernanke signaled the central bank could begin paring back its bond purchases later this year and end them in 2014. Performance subsequently turned negative as the prospect of Fed tapering led to a widespread sell-off in bonds and a corresponding surge in interest rates. Disappointing data out of China and other emerging markets also weighed on sentiment. Despite the June pullback, U.S. stocks finished the second quarter in positive territory and ended the first half of 2013 with double-digit gains across the ranges of style and market cap.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed the Russell 1000 Index during the six-month period. Strong performance from positions in the Industrials and Financials sectors were overshadowed by weakness in Health Care and Energy.

Weakness in Health Care was most pronounced in the Biotechnology and Pharmaceuticals industries. The Portfolio’s initial underexposure to biotechnology hurt relative performance as the industry continued to rally. We did increase the Portfolio’s allocation, but the move proved untimely in the short run as a couple of names saw their shares subsequently decline. Nevertheless, at period end, we are comfortable with our Biotechnology positioning given attractive valuations relative to the companies’ pipeline prospects. Within Pharmaceuticals, underexposure to Johnson & Johnson and avoidance of Bristol Myers Squibb hurt performance as the companies experienced pipeline wins and investors generally flocked to safer companies, many offering sizable dividends.

At the sector level, positioning within the Energy sector was another notable detractor from performance, with exposure to Suncor Energy (Canada) and an overweight in PBF Energy representing the majority of the underperformance relative to the benchmark. The Portfolio’s position in Integrated Oil & Gas producer Suncor Energy, which is not in the benchmark index detracted most notably in the first quarter of 2013. Underperformance in Suncor Energy’s shares was driven by operating issues and concerns about production growth. PBF Energy shares fell sharply on narrowing crude price differentials and the company’s reporting of first-quarter earnings that widely missed analysts’ expectations. More broadly, the industry was negatively affected by the Environmental Protection Agency’s proposed new gasoline regulations, which would necessitate higher capital expenditures.

On the positive side, the Industrials sector was the most notable source of strength, with an overweight in airline names, including United Continental Holdings and Delta Air Lines, providing the greatest benefit. Airline stocks soared during the six-month period as a combination of strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide.

Within Financials, an overweight in U.S. money center banks was especially additive. The Portfolio’s key holdings in this segment, including Citigroup and JP Morgan Chase, climbed on a strong recovery in capital markets activity, progress in cost-saving initiatives and improving trends across the broader U.S. economy. Elsewhere in the sector, lack of exposure to the poor-performing real estate investment trust industry aided relative results.

The year-to-date through June 30 surge has pushed U.S. stocks into record territory, but skepticism and concerns remain, with the potential wind-down of the Fed’s bond-buying program topping the list. We are mindful that the recent run-up in equities may increase short-term volatility. With a longer-term view, however, we believe the combination of decent valuations, declining fiscal drag and good corporate earnings growth against a backdrop of slow (but sustained) economic expansion should support equity market appreciation.

As of June 30, 2013, the Portfolio is positioned with a bias toward domestic cyclical stocks given the valuation premium on defensives and the relative strength of the US economy. This is not a permanent bias, but rather a function of bottom-up and top-down research based on current data. At the same time, the Portfolio was overweight in Health Care, which adds ballast. The Health Care sector is cheaper than other defensive segments of the market and has superior growth prospects, in our view.

MIST-1

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

At quarter end, the Portfolio’s largest sector overweights relative to the Russell 1000 Index were in Financials and Information Technology, while Consumer Staples and Utilities are notable underweights.

Peter Stournaras

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Large Cap Core Portfolio
Class A	12.63	19.92	4.31	6.60	—
Class B	12.45	19.58	4.04	—	1.25
Class E	12.42	19.74	4.15	—	1.36
Russell 1000 Index	13.91	21.24	7.12	7.67	—

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Google, Inc. - Class A	4.0
JPMorgan Chase & Co.	3.4
Pfizer, Inc.	3.1
Citigroup, Inc.	3.1
Merck & Co., Inc.	3.0
Bank of America Corp.	3.0
3M Co.	2.7
News Corp. - Class A	2.7
Mastercard, Inc. - Class A	2.6
CVS Caremark Corp.	2.6

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	22.8
Information Technology	21.3
Health Care	13.9
Consumer Discretionary	12.2
Energy	10.9
Industrials	10.9
Consumer Staples	4.9
Materials	3.1

MIST-3

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.60%	$1,000.00	$1,126.30	$3.16
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B(a)	Actual	0.85%	$1,000.00	$1,124.50	$4.48
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E(a)	Actual	0.75%	$1,000.00	$1,124.20	$3.95
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Boeing Co. (The)	123,800	$12,682,072
Raytheon Co.	67,100	4,436,652

		17,118,724

Airlines—2.1%
United Continental Holdings, Inc. (a)	756,929	23,684,308

Auto Components—1.2%
TRW Automotive Holdings Corp. (a)	210,200	13,965,688

Biotechnology—2.4%
Amgen, Inc.	108,700	10,724,342
Biogen Idec, Inc. (a)	29,200	6,283,840
Celgene Corp. (a)	54,800	6,406,668
Gilead Sciences, Inc. (a)	53,700	2,749,977
Quintiles Transnational Holdings, Inc. (a)	15,000	638,400

		26,803,227

Capital Markets—1.5%
Goldman Sachs Group, Inc. (The)	112,483	17,013,054

Chemicals—0.3%
Cabot Corp.	99,131	3,709,482

Commercial Banks—3.8%
SunTrust Banks, Inc.	422,200	13,328,854
U.S. Bancorp.	807,375	29,186,606

		42,515,460

Commercial Services & Supplies—0.6%
Tyco International, Ltd.	222,475	7,330,551

Communications Equipment—0.3%
Brocade Communications Systems, Inc. (a)	562,500	3,240,000

Computers & Peripherals—3.5%
Apple, Inc.	52,650	20,853,612
EMC Corp.	772,900	18,255,898

		39,109,510

Construction & Engineering—1.7%
Fluor Corp.	129,125	7,658,404
KBR, Inc.	341,600	11,102,000

		18,760,404

Consumer Finance—2.3%
Discover Financial Services	559,725	26,665,299

Containers & Packaging—1.1%
Packaging Corp. of America	253,124	12,392,951

Diversified Financial Services—9.8%
Bank of America Corp.	2,656,400	34,161,304
Citigroup, Inc.	722,350	34,651,129
JPMorgan Chase & Co.	731,254	38,602,899

Diversified Financial Services—(Continued)
NASDAQ OMX Group, Inc. (The)	117,525	$3,853,645

		111,268,977

Electronic Equipment, Instruments & Components—0.9%
Avnet, Inc. (a)	210,000	7,056,000
TE Connectivity, Ltd.	65,200	2,969,208

		10,025,208

Energy Equipment & Services—0.7%
Oceaneering International, Inc.	108,350	7,822,870

Food & Staples Retailing—3.7%
CVS Caremark Corp.	519,975	29,732,171
Wal-Mart Stores, Inc.	166,025	12,367,202

		42,099,373

Health Care Equipment & Supplies—0.8%
Abbott Laboratories	248,450	8,665,936

Health Care Providers & Services—1.2%
McKesson Corp.	121,850	13,951,825

Industrial Conglomerates—3.3%
3M Co.	284,125	31,069,069
General Electric Co.	290,850	6,744,811

		37,813,880

Insurance—5.1%
American International Group, Inc. (a)	620,025	27,715,117
Chubb Corp. (The)	167,450	14,174,643
Travelers Cos., Inc. (The)	202,475	16,181,802

		58,071,562

Internet Software & Services—4.0%
Google, Inc. - Class A (a)	50,940	44,846,048

IT Services—5.6%
Alliance Data Systems Corp. (a) (b)	46,975	8,503,884
International Business Machines Corp.	55,525	10,611,383
Mastercard, Inc. - Class A	52,150	29,960,175
Teradata Corp. (a)	275,100	13,818,273

		62,893,715

Life Sciences Tools & Services—1.2%
Agilent Technologies, Inc.	319,600	13,666,096

Machinery—1.6%
Ingersoll-Rand plc	270,900	15,040,368
WABCO Holdings, Inc. (a)	38,700	2,890,503

		17,930,871

Media—4.9%
Comcast Corp. - Class A	614,900	25,752,012
News Corp. - Class A	929,446	30,299,940

		56,051,952

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.8%
Dillard’s, Inc. - Class A	91,911	$7,533,945
Macy’s, Inc.	29,951	1,437,648

		8,971,593

Oil, Gas & Consumable Fuels—10.2%
Chevron Corp.	203,825	24,120,650
Exxon Mobil Corp.	274,100	24,764,935
Marathon Oil Corp.	395,075	13,661,694
Marathon Petroleum Corp.	268,796	19,100,644
PBF Energy, Inc. (b)	278,679	7,217,786
Suncor Energy, Inc.	671,035	19,788,822
Tesoro Corp.	120,779	6,319,157

		114,973,688

Paper & Forest Products—1.7%
Domtar Corp.	86,700	5,765,550
International Paper Co.	301,600	13,363,896

		19,129,446

Pharmaceuticals—8.2%
AbbVie, Inc.	248,450	10,270,923
Eli Lilly & Co.	176,025	8,646,348
Johnson & Johnson	51,550	4,426,083
Merck & Co., Inc.	736,325	34,202,296
Pfizer, Inc.	1,246,325	34,909,563

		92,455,213

Semiconductors & Semiconductor Equipment—1.7%
Applied Materials, Inc.	879,450	13,112,599
Teradyne, Inc. (a) (b)	354,500	6,228,565

		19,341,164

Software—5.2%
Activision Blizzard, Inc.	592,000	8,441,920
Microsoft Corp.	792,700	27,371,931
Oracle Corp.	638,300	19,608,576
Symantec Corp.	169,900	3,817,653

		59,240,080

Specialty Retail—4.2%
Lowe’s Cos., Inc.	645,000	26,380,500
Ross Stores, Inc.	318,800	20,661,428

		47,041,928

Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. - Class B	164,591	10,481,155

Tobacco—1.2%
Philip Morris International, Inc.	154,075	13,345,977

Total Common Stocks (Cost $936,451,138)		1,122,397,215

Short-Term Investments—2.5%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—1.7%
State Street Navigator Securities Lending MET Portfolio (c)	18,841,387	$18,841,387

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $9,424,008 on 07/01/13, collateralized by $9,625,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $9,612,969.	9,424,000	9,424,000

Total Short-Term Investments (Cost $28,265,387)		28,265,387

Total Investments—101.7% (Cost $964,716,525) (d)		1,150,662,602
Other assets and liabilities (net)—(1.7)%		(19,653,722)

Net Assets—100.0%		$1,131,008,880

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $18,654,529 and the collateral received consisted of cash in the amount of $18,841,387. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $964,716,525. The aggregate unrealized appreciation and depreciation of investments were $206,162,563 and $(20,216,486), respectively, resulting in net unrealized appreciation of $185,946,077.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,122,397,215	$—	$—	$1,122,397,215
Short-Term Investments
Mutual Fund	18,841,387	—	—	18,841,387
Repurchase Agreement	—	9,424,000	—	9,424,000
Total Short-Term Investments	18,841,387	9,424,000	—	28,265,387
Total Investments	$1,141,238,602	$9,424,000	$—	$1,150,662,602

Collateral for securities loaned (Liability)	$—	$(18,841,387)	$—	$(18,841,387)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,150,662,602
Cash	659
Receivable for:
Investments sold	850,924
Fund shares sold	92,652
Dividends and interest	1,138,841

Total Assets	1,152,745,678
Liabilities
Payables for:
Investments purchased	1,445,897
Fund shares redeemed	543,843
Collateral for securities loaned	18,841,387
Accrued Expenses:
Management fees	542,195
Distribution and service fees	34,390
Deferred trustees’ fees	41,001
Other expenses	288,085

Total Liabilities	21,736,798

Net Assets	$1,131,008,880

Net assets consist of:
Paid in surplus	$1,187,362,995
Undistributed net investment income	5,875,007
Accumulated net realized loss	(248,175,199)
Unrealized appreciation on investments	185,946,077

Net Assets	$1,131,008,880

Net Assets
Class A	$932,581,627
Class B	113,847,703
Class E	84,579,550
Capital Shares Outstanding*
Class A	86,573,305
Class B	10,723,360
Class E	7,899,924
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.77
Class B	10.62
Class E	10.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $964,716,525.
(b)	Includes securities loaned at value of $18,654,529.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$9,511,751
Interest	567
Securities lending income	42,115

Total investment income	9,554,433
Expenses
Management fees	3,307,575
Administration fees	14,196
Custodian and accounting fees	41,877
Distribution and service fees—Class B	142,534
Distribution and service fees—Class E	63,850
Audit and tax services	19,511
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	40,470
Insurance	3,662
Miscellaneous	2,823

Total expenses	3,659,621
Less management fee waiver	(78,497)

Net expenses	3,581,124

Net Investment Income	5,973,309

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	62,370,056
Foreign currency transactions	(1,383)

Net realized gain	62,368,673

Net change in unrealized appreciation on investments	63,880,555

Net realized and unrealized gain	126,249,228

Net Increase in Net Assets From Operations	$132,222,537

(a)	Net of foreign withholding taxes of $32,194.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,973,309	$16,380,768
Net realized gain	62,368,673	59,302,505
Net change in unrealized appreciation	63,880,555	63,057,165

Increase in net assets from operations	132,222,537	138,740,438

From Distributions to Shareholders
Net investment income
Class A	(13,732,623)	(10,774,634)
Class B	(1,450,254)	(1,093,979)
Class E	(1,130,845)	(1,034,454)

Total distributions	(16,313,722)	(12,903,067)

Decrease in net assets from capital share transactions	(47,380,780)	(110,433,024)

Total Increase in Net Assets	68,528,035	15,404,347

Net Assets
Beginning of period	1,062,480,845	1,047,076,498

End of period	$1,131,008,880	$1,062,480,845

Undistributed net investment income
End of period	$5,875,007	$16,215,420

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,014,141	$11,025,898	941,518	$8,935,823
Reinvestments	1,343,701	13,732,623	1,136,565	10,774,634
Redemptions	(5,661,110)	(60,302,445)	(10,874,836)	(102,527,905)

Net decrease	(3,303,268)	$(35,543,924)	(8,796,753)	$(82,817,448)

Class B
Sales	657,270	$6,846,193	2,006,347	$18,478,640
Reinvestments	143,874	1,450,254	117,003	1,093,979
Redemptions	(1,376,110)	(14,405,918)	(2,440,113)	(22,663,663)

Net decrease	(574,966)	$(6,109,471)	(316,763)	$(3,091,044)

Class E
Sales	289,818	$3,046,874	982,583	$9,165,065
Reinvestments	111,304	1,130,845	109,698	1,034,454
Redemptions	(941,861)	(9,905,104)	(3,693,526)	(34,724,051)

Net decrease	(540,739)	$(5,727,385)	(2,601,245)	$(24,524,532)

Decrease derived from capital shares transactions		$(47,380,780)		$(110,433,024)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.71		$8.65	$8.70	$7.82	$6.67	$11.14

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.14	0.11	0.10	0.09	0.11
Net realized and unrealized gain (loss) on investments	1.16		1.03	(0.06)	0.89	1.17	(4.10)

Total from investment operations	1.22		1.17	0.05	0.99	1.26	(3.99)

Less Distributions
Distributions from net investment income	(0.16)		(0.11)	(0.10)	(0.11)	(0.11)	(0.06)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.16)		(0.11)	(0.10)	(0.11)	(0.11)	(0.48)

Net Asset Value, End of Period	$10.77		$9.71	$8.65	$8.70	$7.82	$6.67

Total Return (%) (b)	12.63	(c)	13.59	0.46	12.64	19.34	(37.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.64	0.64	0.64	0.65	0.62
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.63	0.63	0.64	0.65	0.62
Ratio of net investment income to average net assets (%)	1.10	(d)	1.54	1.20	1.21	1.39	1.20
Portfolio turnover rate (%)	24	(c)	103	98	133	130	103
Net assets, end of period (in millions)	$932.6		$873.0	$853.3	$939.4	$923.5	$1,041.2

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.56		$8.52	$8.58	$7.72	$6.58	$11.01

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.12	0.09	0.08	0.07	0.08
Net realized and unrealized gain (loss) on investments	1.15		1.01	(0.07)	0.87	1.16	(4.04)

Total from investment operations	1.19		1.13	0.02	0.95	1.23	(3.96)

Less Distributions
Distributions from net investment income	(0.13)		(0.09)	(0.08)	(0.09)	(0.09)	(0.05)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.13)		(0.09)	(0.08)	(0.09)	(0.09)	(0.47)

Net Asset Value, End of Period	$10.62		$9.56	$8.52	$8.58	$7.72	$6.58

Total Return (%) (b)	12.45	(c)	13.32	0.18	12.36	19.10	(37.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.89	0.89	0.89	0.90	0.87
Net ratio of expenses to average net assets (%) (e)	0.85	(d)	0.88	0.88	0.89	0.90	0.87
Ratio of net investment income to average net assets (%)	0.85	(d)	1.29	0.99	0.98	1.11	0.96
Portfolio turnover rate (%)	24	(c)	103	98	133	130	103
Net assets, end of period (in millions)	$113.8		$108.1	$99.0	$79.3	$56.6	$33.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.65		$8.59	$8.65	$7.77	$6.62	$11.07

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.13	0.09	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	1.15		1.03	(0.06)	0.89	1.16	(4.07)

Total from investment operations	1.20		1.16	0.03	0.97	1.24	(3.98)

Less Distributions
Distributions from net investment income	(0.14)		(0.10)	(0.09)	(0.09)	(0.09)	(0.05)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.14)		(0.10)	(0.09)	(0.09)	(0.09)	(0.47)

Net Asset Value, End of Period	$10.71		$9.65	$8.59	$8.65	$7.77	$6.62

Total Return (%) (b)	12.42	(c)	13.51	0.21	12.58	19.20	(37.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.79	0.79	0.79	0.80	0.77
Net ratio of expenses to average net assets (%) (e)	0.75	(d)	0.78	0.78	0.79	0.80	0.77
Ratio of net investment income to average net assets (%)	0.95	(d)	1.39	1.04	1.06	1.23	1.04
Portfolio turnover rate (%)	24	(c)	103	98	133	130	103
Net assets, end of period (in millions)	$84.6		$81.4	$94.8	$105.2	$101.8	$96.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and return of capital adjustment. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $9,424,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MIST-14

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$267,036,619	$0	$315,994,007

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,307,575	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MIST-15

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $2 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$12,903,067	$12,273,079	$—	$—	$12,903,067	$12,273,079

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$16,251,046	$—	$112,066,035	$(300,544,384)	$(172,227,303)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MIST-16

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$93,426,777	$207,117,607	$300,544,384

MIST-17

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 0.87%, 0.74%, and 0.83%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 2.40%.

MARKET ENVIRONMENT / CONDITIONS

The past six months have been a period of positive total returns for investors in the global real estate securities market, with the FTSE EPRA/NAREIT Developed Index returning 2.40%. While global property company shares remain in positive territory on the year, shares were modestly down during the second quarter in the face of headwinds caused by mixed economic news and mention by the U.S. Federal Reserve (“Fed”) mid-way through the quarter that it intends to begin to scale back its quantitative easing program as early as this fall. This news had an unsettling effect on the world’s financial markets, as bond yields moved sharply higher in response to the Fed’s comments. Although a short-term move higher in interest rates typically can cause short-term dislocation among yield-sensitive asset classes, including the listed property company sector, history suggests that property company shares ultimately benefit from the underlying forces that cause rates to move higher, namely positive economic growth.

With respect to the benchmark, the Americas region delivered the strongest performance during the period, up 4.7%, while the Asia-Pacific and European regions lagged, posting returns of +0.1% and -0.3% respectively. Performance in the Americas region was driven by the U.S. market, which was up 6.3%. In the Asia-Pacific region, Japan posted the strongest return, up 15.8%, while all other markets within the region posted negative performance during the period. In Europe, the United Kingdom (”U.K.”) property market was up 2.1% while returns were down modestly on the Continent as France was the only major market to generate positive returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s performance trailed the benchmark during the period primarily as the result of stock selection decisions. The impact of stock selection decisions was primarily focused in the U.S. and Europe, which overshadowed the value added from good stock selection in Japan, Hong Kong and Australia. Asset allocation was a drag on performance as an overweight to the underperforming Hong Kong market as well as from cash drag in a positive market more than offset the benefit of an underweight to the underperforming Canadian market. Stock selection in the U.S. was hampered by the outperformance of higher-yielding and often lower-quality stocks during the first part of the year. This trend began to reverse toward the latter half of the period and relative performance improved substantially, although stock selection remained in negative territory for the period. In the European region, the majority of relative underperformance was the result of underweight exposure to U.K. retail, which outperformed during the period as Gross Domestic Product (“GDP”) data surprised to the upside. From an individual security perspective, overweight exposure to underperforming companies such as CapitaLand, Ltd. (Singapore), CapitaCommercial Trust (Singapore) and Sino Land Co., Ltd. (Hong Kong) detracted from relative performance during the period. This overshadowed the value added by overweight exposure to outperforming companies such as SL Green Realty Corp., Kilroy Realty Corp. and Mitsui Fudosan Co., Ltd. (Japan).

Portfolio positioning is focused on investing in attractively priced companies, geographies and property sectors which stand to benefit the most from improving economic conditions. Geographically, we remained cautious on Europe, with the exception of a few markets as-of June 30, 2013. We are more favorably inclined toward the Americas and select markets in the Asia-Pacific region given their superior economic growth outlook and associated growth in real estate cash flows.

During the second quarter, some capital was trimmed from the Asia-Pacific region and rotated to the U.S. and to select markets in Europe, where valuations arguably remain attractive. In the U.S., the Portfolio was overweight the retail, hotel, central business district office and industrial sectors at period end and while maintaining a more cautious view on the suburban office, healthcare, storage and net lease sectors. In Europe, we had a bias toward the dominant Western European retail companies ex the U.K., and maintained a preference for office companies in London, particularly those focused on the supply-constrained West End submarket. In Asia ex-Japan, we

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*—(Continued)

generally favored the office and retail sectors, but remain cautious on the residential sector as a result of increasingly effective government cooling measures. In Australia, we preferred companies with an ability to increase cash flows and create value despite softening property fundamentals, while in Japan, we were overweight property companies with significant exposure to the improving Tokyo office market.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA /NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
Clarion Global Real Estate Portfolio
Class A	0.87	11.97	4.39	7.37
Class B	0.74	11.78	4.14	7.11
Class E	0.83	11.94	4.25	7.23
FTSE EPRA /NAREIT Developed Index	2.40	14.27	4.59	9.26

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

2 Inception of Class A, B and E shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	4.2
Mitsubishi Estate Co., Ltd.	3.9
Mitsui Fudosan Co., Ltd.	3.5
Unibail-Rodamco SE (REIT)	3.1
Host Hotels & Resorts, Inc. (REIT)	2.7
Equity Residential (REIT)	2.6
ProLogis, Inc. (REIT)	2.4
Sumitomo Realty & Development Co., Ltd.	2.2
Boston Properties, Inc. (REIT)	2.1
General Growth Properties, Inc. (REIT)	2.1

Top Countries

% of Market Value of Total Investments
United States	50.1
Japan	14.9
Hong Kong	8.2
Australia	7.3
United Kingdom	5.3
France	4.9
Singapore	4.4
Canada	2.1
Sweden	0.8
Germany	0.7

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.65%	$1,000.00	$1,008.70	$3.24
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class B	Actual	0.90%	$1,000.00	$1,007.40	$4.48
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

Class E	Actual	0.80%	$1,000.00	$1,008.30	$3.98
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Australia—7.3%
Dexus Property Group (REIT)	18,600,303	$18,083,665
Federation Centres, Ltd. (REIT)	5,452,800	11,782,140
Goodman Group (REIT) (a)	5,036,883	22,323,615
GPT Group (REIT)	41,630	145,699
Investa Office Fund (REIT)	1,060,100	2,804,522
Mirvac Group (REIT) (a)	11,896,665	17,330,913
Westfield Group (REIT)	2,811,304	29,326,008
Westfield Retail Trust (REIT) (a)	7,569,415	21,365,744

		123,162,306

Brazil—0.1%
Sonae Sierra Brasil S.A.	216,000	2,361,978

Canada—2.2%
Boardwalk Real Estate Investment Trust (REIT)	146,900	8,141,866
Calloway Real Estate Investment Trust (REIT)	310,800	7,597,859
Canadian Real Estate Investment Trust (REIT)	79,800	3,304,450
RioCan Real Estate Investment Trust (REIT)	711,200	17,088,546

		36,132,721

China—0.2%
Country Garden Holdings Co., Ltd.	7,119,268	3,652,204

France—4.9%
Fonciere Des Regions (REIT)	69,489	5,210,115
ICADE (REIT) (a)	58,046	4,793,244
Klepierre (REIT)	360,450	14,206,756
Mercialys S.A. (REIT) (a)	82,160	1,584,107
Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	47,900	4,936,309
Unibail-Rodamco SE (REIT)	223,804	51,953,682

		82,684,213

Germany—0.7%
GSW Immobilien AG (a)	93,518	3,605,227
LEG Immobilien AG (b)	144,900	7,532,206

		11,137,433

Hong Kong—8.2%
China Overseas Land & Investment, Ltd. (a)	1,681,300	4,342,204
China Resources Land, Ltd. (a)	1,307,000	3,543,584
Hang Lung Properties, Ltd.	1,432,677	4,973,970
Hongkong Land Holdings, Ltd.	2,977,645	20,395,993
Kerry Properties, Ltd.	830,600	3,224,448
Link REIT (The) (REIT)	4,613,000	22,549,150
New World Development Co., Ltd.	6,632,400	9,119,768
Sino Land Co., Ltd.	6,843,062	9,531,736
Sun Hung Kai Properties, Ltd.	1,580,900	20,325,730
Swire Properties, Ltd.	3,266,000	9,657,566
Wharf Holdings, Ltd.	3,562,080	29,657,372

		137,321,521

Japan—14.9%
Activia Properties, Inc. (REIT)	660	5,202,139
Hulic Co., Ltd. (a)	643,000	6,899,154

Japan—(Continued)
Japan Real Estate Investment Corp. (REIT)	2,201	$24,599,656
Japan Retail Fund Investment Corp. (REIT)	9,820	20,448,385
Kenedix Realty Investment Corp. (REIT)	1,186	4,729,606
Mitsubishi Estate Co., Ltd.	2,470,656	65,800,683
Mitsui Fudosan Co., Ltd.	2,009,774	59,121,216
Nippon Accommodations Fund, Inc. (REIT)	29	189,916
Nippon Building Fund, Inc. (REIT) (a)	395	4,577,422
Nippon Prologis REIT, Inc. (REIT)	362	3,154,608
Sumitomo Realty & Development Co., Ltd.	919,500	36,672,834
Tokyo Tatemono Co., Ltd.	1,093,900	9,112,250
United Urban Investment Corp. (REIT)	6,875	9,247,596

		249,755,465

Netherlands—0.4%
Eurocommercial Properties NV (REIT)	188,457	6,914,383

Singapore—4.4%
Ascendas Real Estate Investment Trust (REIT) (a)	1,597,000	2,809,461
CapitaCommercial Trust (REIT) (a)	12,011,000	13,881,267
CapitaLand, Ltd. (a)	7,937,611	19,173,410
CapitaMall Trust (REIT) (a)	6,332,823	9,966,819
Global Logistic Properties, Ltd.	9,399,500	20,277,573
Mapletree Greater China Commercial Trust (REIT) (a) (b)	10,994,000	8,172,875

		74,281,405

Sweden—0.8%
Castellum A.B.	617,230	8,355,688
Hufvudstaden A.B. - A Shares	405,248	4,845,793

		13,201,481

Switzerland—0.5%
PSP Swiss Property AG (b)	101,032	8,738,496

United Kingdom—5.3%
British Land Co. plc (REIT)	1,279,677	11,010,587
Derwent London plc (REIT)	418,740	14,637,031
Great Portland Estates plc (REIT)	1,655,558	13,373,306
Hammerson plc (REIT)	1,673,851	12,449,264
Land Securities Group plc (REIT)	2,274,426	30,424,168
Safestore Holdings plc (REIT) (a) (c)	2,113,000	3,991,087
Segro plc (REIT)	950,100	4,015,349

		89,900,792

United States—48.8%
AvalonBay Communities, Inc. (REIT)	232,198	31,325,832
BioMed Realty Trust, Inc. (REIT)	592,600	11,988,298
Boston Properties, Inc. (REIT)	337,600	35,606,672
Brandywine Realty Trust (REIT)	368,300	4,979,416
BRE Properties, Inc. (REIT)	316,246	15,818,625
Campus Crest Communities, Inc. (REIT) (a)	253,500	2,925,390
CBL & Associates Properties, Inc. (REIT)	277,100	5,935,482
CommonWealth REIT (REIT)	235,700	5,449,384
DDR Corp. (REIT) (a)	995,200	16,570,080

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United States—(Continued)
Douglas Emmett, Inc. (REIT)	565,700	$14,114,215
Duke Realty Corp. (REIT)	1,200,400	18,714,236
Equity Residential (REIT)	755,800	43,881,748
Essex Property Trust, Inc. (REIT)	47,400	7,532,808
Federal Realty Investment Trust (REIT)	48,234	5,000,901
General Growth Properties, Inc. (REIT)	1,781,232	35,393,080
HCP, Inc. (REIT)	478,000	21,720,320
Health Care REIT, Inc. (REIT)	521,800	34,976,254
Healthcare Realty Trust, Inc. (REIT)	163,000	4,156,500
Healthcare Trust of America, Inc. (REIT) - Class A (a)	329,100	3,695,793
Highwoods Properties, Inc. (REIT) (a)	269,178	9,585,429
Host Hotels & Resorts, Inc. (REIT)	2,725,271	45,975,322
Kilroy Realty Corp. (REIT) (a)	406,900	21,569,769
Kimco Realty Corp. (REIT) (a)	1,227,700	26,309,611
Lexington Realty Trust (REIT) (a)	605,500	7,072,240
Liberty Property Trust (REIT)	576,600	21,311,136
Macerich Co. (The) (REIT)	455,188	27,752,812
Pebblebrook Hotel Trust (REIT) (a)	295,900	7,649,015
Post Properties, Inc. (REIT)	362,900	17,959,921
ProLogis, Inc. (REIT)	1,077,568	40,645,865
Public Storage (REIT)	172,500	26,449,425
Ramco-Gershenson Properties Trust (REIT)	218,700	3,396,411
Senior Housing Properties Trust (REIT)	524,000	13,587,320
Simon Property Group, Inc. (REIT)	451,073	71,233,448
SL Green Realty Corp. (REIT)	355,960	31,392,112
Starwood Hotels & Resorts Worldwide, Inc.	143,800	9,086,722
Strategic Hotels & Resorts, Inc. (REIT) (b)	569,900	5,049,314
Sunstone Hotel Investors, Inc. (REIT) (b)	586,300	7,082,504
Tanger Factory Outlet Centers, Inc. (REIT)	192,720	6,448,411
Taubman Centers, Inc. (REIT)	172,813	12,986,897
UDR, Inc. (REIT)	1,060,475	27,031,508
Ventas, Inc. (REIT)	314,779	21,864,549
Vornado Realty Trust (REIT)	349,369	28,945,222
Weyerhaeuser Co. (REIT)	357,800	10,193,722

		820,363,719

Total Common Stocks (Cost $1,435,271,780)		1,659,608,117

Rights—0.0%

Hong Kong—0.0%
New Hotel, Expires 12/31/13 (b) (Cost $0)	82,905	0

Short-Term Investments—6.0%

Mutual Fund—4.7%
State Street Navigator Securities Lending MET Portfolio (d)	79,160,593	79,160,593

Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $21,484,018 on 07/01/13, collateralized by $22,110,000 U.S. Treasury Note at 0.750% due 06/30/17 with a value of $21,916,538.	21,484,000	$21,484,000

Total Short-Term Investments (Cost $100,644,593)		100,644,593

Total Investments—104.7% (Cost $1,535,916,373) (e)		1,760,252,710
Other assets and liabilities (net)—(4.7)%		(79,362,078)

Net Assets—100.0%		$1,680,890,632

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $86,833,852 and the collateral received consisted of cash in the amount of $79,160,593 and non-cash collateral with a value of $11,319,075. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Illiquid security. As of June 30, 2013, these securities represent 0.2% of net assets.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2013, the aggregate cost of investments was $1,535,916,373. The aggregate unrealized appreciation and depreciation of investments were $245,687,068 and $(21,350,731), respectively, resulting in net unrealized appreciation of $224,336,337.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Retail REIT’s	26.1
Diversified Real Estate Activities	15.3
Office REIT’s	12.7
Specialized REIT’s	12.0
Diversified REIT’s	11.5
Residential REIT’s	9.2
Real Estate Operating Companies	5.8
Industrial REIT’s	4.3
Real Estate Development	1.3
Hotels, Resorts & Cruise Lines	0.5

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$123,162,306	$—	$123,162,306
Brazil	2,361,978	—	—	2,361,978
Canada	36,132,721	—	—	36,132,721
China	—	3,652,204	—	3,652,204
France	12,405,133	70,279,080	—	82,684,213
Germany	—	11,137,433	—	11,137,433
Hong Kong	—	137,321,521	—	137,321,521
Japan	—	249,755,465	—	249,755,465
Netherlands	—	6,914,383	—	6,914,383
Singapore	—	74,281,405	—	74,281,405
Sweden	—	13,201,481	—	13,201,481
Switzerland	—	8,738,496	—	8,738,496
United Kingdom	—	89,900,792	—	89,900,792
United States	820,363,719	—	—	820,363,719
Total Common Stocks	871,263,551	788,344,566	—	1,659,608,117
Total Rights*	—	0	—	0
Short-Term Investments
Mutual Fund	79,160,593	—	—	79,160,593
Repurchase Agreement	—	21,484,000	—	21,484,000
Total Short-Term Investments	79,160,593	21,484,000	—	100,644,593
Total Investments	$950,424,144	$809,828,566	$—	$1,760,252,710

Collateral for securities loaned (Liability)	$—	$(79,160,593)	$—	$(79,160,593)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $3,416,929 were due to increased trading activity.

As of June 30, 2013, there were no securities designated as Level 3. The security that was designated as Level 3 at December 31, 2012 was no longer held by the Portfolio as of June 30, 2013. The Level 3 security had comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward of the Level 3 security held at December 31, 2012 has not been presented.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,760,252,710
Cash	752
Cash denominated in foreign currencies (c)	538,064
Receivable for:
Investments sold	6,947,870
Fund shares sold	1,266,323
Dividends and interest	5,302,903

Total Assets	1,774,308,622
Liabilities
Payables for:
Investments purchased	12,628,176
Fund shares redeemed	331,598
Collateral for securities loaned	79,160,593
Accrued Expenses:
Management fees	828,276
Distribution and service fees	112,510
Deferred trustees’ fees	41,001
Other expenses	315,836

Total Liabilities	93,417,990

Net Assets	$1,680,890,632

Net assets consist of:
Paid in surplus	$1,913,026,595
Distributions in excess on net investment income	(64,873,930)
Accumulated net realized loss	(391,575,802)
Unrealized appreciation on investments and foreign currency transactions	224,313,769

Net Assets	$1,680,890,632

Net Assets
Class A	$1,116,392,978
Class B	521,961,323
Class E	42,536,331
Capital Shares Outstanding*
Class A	103,052,817
Class B	48,364,519
Class E	3,929,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.83
Class B	10.79
Class E	10.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,535,916,373.
(b)	Includes securities loaned at value of $86,833,852.
(c)	Identified cost of cash denominated in foreign currencies was $538,259.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$26,927,669
Interest	978
Securities lending income	374,656

Total investment income	27,303,303
Expenses
Management fees	5,146,266
Administration fees	21,632
Custodian and accounting fees	276,316
Distribution and service fees—Class B	675,776
Distribution and service fees—Class E	32,658
Audit and tax services	24,988
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	54,561
Insurance	5,135
Miscellaneous	6,386

Total expenses	6,266,840
Less broker commission recapture	(88,711)

Net expenses	6,178,129

Net Investment Income	21,125,174

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	84,837,965
Foreign currency transactions	(222,674)

Net realized gain	84,615,291

Net change in unrealized depreciation on:
Investments	(93,416,396)
Foreign currency transactions	(210)

Net change in unrealized depreciation	(93,416,606)

Net realized and unrealized loss	(8,801,315)

Net Increase in Net Assets From Operations	$12,323,859

(a)	Net of foreign withholding taxes of $1,519,999.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,125,174	$38,398,108
Net realized gain	84,615,291	97,229,356
Net change in unrealized appreciation (depreciation)	(93,416,606)	225,238,437

Increase in net assets from operations	12,323,859	360,865,901

From Distributions to Shareholders
Net investment income
Class A	(80,780,804)	(24,066,761)
Class B	(36,595,373)	(10,023,626)
Class E	(2,984,361)	(824,628)

Total distributions	(120,360,538)	(34,915,015)

Increase (decrease) in net assets from capital share transactions	148,042,536	(103,030,921)

Total Increase in Net Assets	40,005,857	222,919,965

Net Assets
Beginning of period	1,640,884,775	1,417,964,810

End of period	$1,680,890,632	$1,640,884,775

Undistributed (distributions in excess of) net investment income
End of period	$(64,873,930)	$34,361,434

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	7,283,543	$89,073,072	5,757,957	$59,957,042
Reinvestments	6,916,165	80,780,804	2,371,110	24,066,761
Redemptions	(5,092,175)	(61,184,847)	(14,963,083)	(158,311,844)

Net increase (decrease)	9,107,533	$108,669,029	(6,834,016)	$(74,288,041)

Class B
Sales	3,755,057	$43,389,942	3,835,940	$39,996,260
Reinvestments	3,143,932	36,595,373	989,500	10,023,626
Redemptions	(3,829,653)	(44,248,823)	(7,351,738)	(76,826,226)

Net increase (decrease)	3,069,336	$35,736,492	(2,526,298)	$(26,806,340)

Class E
Sales	381,391	$4,441,169	319,143	$3,368,531
Reinvestments	255,510	2,984,361	81,244	824,628
Redemptions	(323,602)	(3,788,515)	(581,959)	(6,129,699)

Net increase (decrease)	313,299	$3,637,015	(181,572)	$(1,936,540)

Increase (decrease) derived from capital shares transactions		$148,042,536		$(103,030,921)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.50		$9.32	$10.23	$9.58	$7.40	$14.08

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.27	0.23	0.27	0.24	0.32
Net realized and unrealized gain (loss) on investments	0.01		2.15	(0.73)	1.20	2.21	(5.53)

Total from investment operations	0.16		2.42	(0.50)	1.47	2.45	(5.21)

Less Distributions
Distributions from net investment income	(0.83)		(0.24)	(0.41)	(0.82)	(0.27)	(0.25)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.22)

Total distributions	(0.83)		(0.24)	(0.41)	(0.82)	(0.27)	(1.47)

Net Asset Value, End of Period	$10.83		$11.50	$9.32	$10.23	$9.58	$7.40

Total Return (%) (b)	0.87	(c)	26.30	(5.28)	16.28	35.12	(41.56)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.66	0.67	0.69	0.73	0.69
Net ratio of expenses to average net assets (%) (e)	0.65	(d)	0.66	0.67	0.69	0.73	0.67
Ratio of net investment income to average net assets (%)	2.54	(d)	2.54	2.35	2.86	3.16	2.91
Portfolio turnover rate (%)	23	(c)	43	31	55	66	146
Net assets, end of period (in millions)	$1,116.4		$1,080.7	$939.0	$859.6	$727.0	$534.1

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.45		$9.28	$10.20	$9.55	$7.37	$14.01

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.24	0.21	0.24	0.22	0.29
Net realized and unrealized gain (loss) on investments	0.01		2.14	(0.74)	1.21	2.21	(5.50)

Total from investment operations	0.14		2.38	(0.53)	1.45	2.43	(5.21)

Less Distributions
Distributions from net investment income	(0.80)		(0.21)	(0.39)	(0.80)	(0.25)	(0.21)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.22)

Total distributions	(0.80)		(0.21)	(0.39)	(0.80)	(0.25)	(1.43)

Net Asset Value, End of Period	$10.79		$11.45	$9.28	$10.20	$9.55	$7.37

Total Return (%) (b)	0.74	(c)	25.99	(5.59)	16.10	34.74	(41.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.91	0.92	0.94	0.98	0.93
Net ratio of expenses to average net assets (%) (e)	0.90	(d)	0.91	0.92	0.94	0.98	0.92
Ratio of net investment income to average net assets (%)	2.29	(d)	2.29	2.09	2.60	2.90	2.57
Portfolio turnover rate (%)	23	(c)	43	31	55	66	146
Net assets, end of period (in millions)	$522.0		$518.7	$443.6	$461.3	$388.6	$279.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.49		$9.31	$10.22	$9.57	$7.38	$14.04

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.25	0.22	0.25	0.23	0.29
Net realized and unrealized gain (loss) on investments	0.02		2.15	(0.74)	1.21	2.22	(5.51)

Total from investment operations	0.16		2.40	(0.52)	1.46	2.45	(5.22)

Less Distributions
Distributions from net investment income	(0.82)		(0.22)	(0.39)	(0.81)	(0.26)	(0.22)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.22)

Total distributions	(0.82)		(0.22)	(0.39)	(0.81)	(0.26)	(1.44)

Net Asset Value, End of Period	$10.83		$11.49	$9.31	$10.22	$9.57	$7.38

Total Return (%) (b)	0.83	(c)	26.13	(5.41)	16.14	34.96	(41.68)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.81	0.82	0.84	0.88	0.83
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.81	0.82	0.84	0.88	0.81
Ratio of net investment income to average net assets (%)	2.39	(d)	2.38	2.17	2.68	3.02	2.62
Portfolio turnover rate (%)	23	(c)	43	31	55	66	146
Net assets, end of period (in millions)	$42.5		$41.5	$35.3	$41.9	$40.1	$34.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), Real Estate Investment Trusts (REITs), and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $21,484,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$432,457,511	$0	$387,672,478

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with CBRE Clarion Securities LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$5,146,266	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$34,915,015	$54,868,818	$—	$—	$34,915,015	$54,868,818

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$119,363,274	$—	$213,388,542	$(456,815,477)	$(124,063,661)

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$137,785,589	$231,334,681	$87,695,207	$456,815,477

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 22.80%, 22.76%, and 22.86%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 12.23%.

MARKET ENVIRONMENT/CONDITIONS

For the first five months of the year, the stock market had risen strongly with some indices reaching new highs. Market volatility increased somewhat in June as investors focused on a potential tapering of monetary accommodation by the Federal Reserve Board (“Fed”) later in the year.

U.S. economic data were strong enough that the Fed signaled in April its intention to begin to taper its quantitative easing program later in 2013. Almost immediately, market participants drove the 10-year Treasury yield to 2.5% from 1.6% as money started to exit bonds in anticipation of a “normalization” of bond yields. Important from an equity perspective, yields rose not from an uptick in inflation expectations, but rather because the recent strength in the economy appears sustainable. The market rose sharply during the first half of the quarter, pulled back after the Fed announcement, and then rallied again in late June.

U.S. economic data remained encouraging in the second quarter. Most importantly, unemployment claims continued to fall and work force participation steadied. The various Purchasing Manager Indexes remained above 50 points, indicating economic growth. Consumer sentiment climbed to its best level since 2008. In June, auto sales jumped to a 15.9 million annual rate, despite lower incentives. Housing starts rose slightly, to just under a 1 million rate, less than expected, perhaps due to the very wet spring in the Midwest and East.

PORTFOLIO REVIEW/PERIOD END POSITIONING

For the six months ended June 30, 2013, both overall stock selection and overall sector allocation made a positive contribution to the Portfolio’s performance relative to the benchmark index. In particular, stock selection in the Information Technology (IT), Health Care and Energy sectors helped the Portfolio’s relative performance. The Portfolio’s overweight positions in the Health Care and Consumer Discretionary sectors and its underweight positions in the IT and Materials sectors also made a positive contribution to relative performance. Stock selection in the Industrials and Materials sectors detracted from relative performance, while the Portfolio’s underweight position in the Consumer Staples sector detracted from relative performance.

In terms of individual holdings, the leading relative contributors to performance included Biogen Idec Inc., UnitedHealth Group Inc. and Vertex Pharmaceuticals, Inc. in the Health Care sector, Seagate Technology plc in the IT sector and Core Laboratories NV in the Energy sector. Detractors from relative performance included ADT Corp. in the Industrials sector, Freeport-McMoRan Copper & Gold, Inc. in the Materials sector, Citrix Systems, Inc. and Facebook, Inc. in the IT sector and Newfield Exploration Co. in the Energy sector.

We made no significant changes to the Portfolio during the first six months of 2013. During the period, the Portfolio’s positioning with regard to sector weightings was largely consistent, with the largest allocations remaining in the Health Care (36.8% average weight), Consumer Discretionary (19.9%), IT (16.5%) and Energy (16.3%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecommunications Services and Utilities sectors.

At period end, we continued to emphasize companies that have defensive business models and the ability to grow in a slow economic recovery, and can use their balance sheets opportunistically. While the market seems much more concerned with the movement of interest rates, we continued to concern ourselves more with the movement of our companies’ earnings and cash flows. The media has been focused almost continuously on the macroeconomic backdrop, but we did not let that affect our methods at all this year.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

MIST-1

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	22.80	31.61	10.69	8.26
Class B	22.76	31.33	10.43	8.00
Class E	22.86	31.51	10.53	8.11
Russell 3000 Growth Index	12.23	17.56	7.58	7.57

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Biogen Idec, Inc.	10.2
UnitedHealth Group, Inc.	8.1
Anadarko Petroleum Corp.	6.9
Amgen, Inc.	6.1
Comcast Corp - Special Class A	5.9
Forest Laboratories, Inc.	3.9
Seagate Technology plc	3.5
Core Laboratories NV	3.5
Weatherford International, Ltd.	3.3
SanDisk Corp.	3.0

Top Sectors

% of Market Value of Total Long-Term Investments
Health Care	37.2
Consumer Discretionary	20.1
Information Technology	17.1
Energy	16.0
Industrials	8.5
Materials	1.1

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.61%	$1,000.00	$1,228.00	$3.37
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class B	Actual	0.86%	$1,000.00	$1,227.60	$4.75
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class E	Actual	0.76%	$1,000.00	$1,228.60	$4.20
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Engility Holdings, Inc. (a) (b)	57,266	$1,627,500
L-3 Communications Holdings, Inc.	405,600	34,776,144

		36,403,644

Biotechnology—19.5%
Amgen, Inc.	1,105,500	109,068,630
Biogen Idec, Inc. (a)	840,060	180,780,912
ImmunoGen, Inc. (a) (b)	288,000	4,777,920
Isis Pharmaceuticals, Inc. (a) (b)	293,535	7,887,285
Vertex Pharmaceuticals, Inc. (a)	552,072	44,093,991

		346,608,738

Commercial Services & Supplies—2.4%
ADT Corp. (The) (a)	409,012	16,299,128
Tyco International, Ltd.	822,025	27,085,724

		43,384,852

Communications Equipment—0.1%
ARRIS Group, Inc. (a)	122,915	1,763,830

Computers & Peripherals—6.6%
SanDisk Corp. (a)	884,590	54,048,449
Seagate Technology plc	1,400,600	62,788,898

		116,837,347

Construction & Engineering—1.0%
Fluor Corp.	301,610	17,888,489

Electronic Equipment, Instruments & Components—2.5%
Dolby Laboratories, Inc. - Class A (b)	295,300	9,877,785
TE Connectivity, Ltd.	773,925	35,244,544

		45,122,329

Energy Equipment & Services—8.9%
Core Laboratories NV	406,070	61,584,576
National Oilwell Varco, Inc.	543,778	37,466,304
Weatherford International, Ltd. (a)	4,332,900	59,360,730

		158,411,610

Health Care Equipment & Supplies—2.5%
Covidien plc	671,325	42,186,063
Wright Medical Group, Inc. (a)	56,921	1,491,899

		43,677,962

Health Care Providers & Services—8.1%
UnitedHealth Group, Inc.	2,197,800	143,911,944

Internet & Catalog Retail—1.6%
Liberty Interactive Corp. - Class A (a)	1,080,900	24,871,509
Liberty Ventures - Series A (a)	44,510	3,783,795

		28,655,304

Internet Software & Services—0.4%
Facebook, Inc. - Class A (a)	305,900	$7,604,674

Machinery—3.0%
Pall Corp.	637,800	42,369,054
Pentair, Ltd.	196,304	11,324,778

		53,693,832

Media—18.4%
AMC Networks, Inc. - Class A (a)	470,025	30,744,335
Cablevision Systems Corp. - Class A (b)	1,898,500	31,932,770
CBS Corp. - Class B	188,600	9,216,882
Comcast Corp. - Class A	459,500	19,243,860
Comcast Corp. - Special Class A	2,650,000	105,125,500
DIRECTV (a)	554,675	34,179,073
Liberty Global plc - Class A (a)	171,900	12,734,352
Liberty Media Corp. - Class A (a)	276,888	35,098,323
Madison Square Garden Co. (The) - Class A (a)	498,350	29,527,238
Starz - Class A (a)	298,688	6,601,005
Viacom, Inc. - Class B	197,900	13,467,095

		327,870,433

Metals & Mining—1.1%
Freeport-McMoRan Copper & Gold, Inc.	447,900	12,366,519
Nucor Corp.	161,300	6,987,516

		19,354,035

Oil, Gas & Consumable Fuels—7.0%
Anadarko Petroleum Corp.	1,421,860	122,180,430
Newfield Exploration Co. (a)	116,700	2,787,963

		124,968,393

Pharmaceuticals—7.0%
Forest Laboratories, Inc. (a)	1,686,500	69,146,500
Teva Pharmaceutical Industries, Ltd. (ADR)	170,700	6,691,440
Valeant Pharmaceuticals International, Inc. (a)	560,470	48,245,258

		124,083,198

Semiconductors & Semiconductor Equipment—5.3%
Broadcom Corp. - Class A	1,120,745	37,836,351
Cree, Inc. (a) (b)	594,400	37,958,384
Intel Corp.	739,448	17,909,431

		93,704,166

Software—2.2%
Advent Software, Inc. (a)	8,700	305,022
Autodesk, Inc. (a)	522,100	17,720,074
Citrix Systems, Inc. (a)	340,700	20,554,431

		38,579,527

Total Common Stocks (Cost $1,173,291,856)		1,772,524,307

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Health Care Equipment & Supplies—0.0%
Wright Medical Group, Inc. (a) (Cost $573,350)	229,340	$621,512

Short-Term Investments—4.4%

Mutual Fund—4.1%
State Street Navigator Securities Lending MET Portfolio (c)	72,097,052	72,097,052

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $5,893,005 on 07/01/13 collateralized by $6,130,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $6,015,063.	5,893,000	5,893,000

Total Short-Term Investments (Cost $77,990,052)		77,990,052

Total Investments—104.1% (Cost $1,251,855,258) (d)		1,851,135,871
Other assets and liabilities (net)—(4.1)%		(73,393,651)

Net Assets—100.0%		$1,777,742,220

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $71,408,170 and the collateral received consisted of cash in the amount of $72,097,052 and non-cash collateral with a value of $69,767. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,251,855,258. The aggregate unrealized appreciation and depreciation of investments were $630,441,017 and $(31,160,404), respectively, resulting in net unrealized appreciation of $599,280,613.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,772,524,307	$—	$—	$1,772,524,307
Total Rights*	621,512	—	—	621,512
Short-Term Investments
Mutual Fund	72,097,052	—	—	72,097,052
Repurchase Agreement	—	5,893,000	—	5,893,000
Total Short-Term Investments	72,097,052	5,893,000	—	77,990,052
Total Investments	$1,845,242,871	$5,893,000	$—	$1,851,135,871

Collateral for securities loaned (Liability)	$—	$(72,097,052)	$—	$(72,097,052)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,851,135,871
Cash	237
Receivable for:
Fund shares sold	385,434
Dividends and interest	637,442

Total Assets	1,852,158,984
Liabilities
Payables for:
Fund shares redeemed	1,170,258
Collateral for securities loaned	72,097,052
Accrued Expenses:
Management fees	860,510
Distribution and service fees	118,572
Deferred trustees’ fees	60,040
Other expenses	110,332

Total Liabilities	74,416,764

Net Assets	$1,777,742,220

Net assets consist of:
Paid in surplus	$2,285,514,891
Undistributed net investment income	1,866,282
Accumulated net realized loss	(1,108,919,566)
Unrealized appreciation on investments	599,280,613

Net Assets	$1,777,742,220

Net Assets
Class A	$1,187,970,280
Class B	568,847,936
Class E	20,924,004
Capital Shares Outstanding*
Class A	104,898,185
Class B	51,381,542
Class E	1,873,462
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.32
Class B	11.07
Class E	11.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,251,855,258.
(b)	Includes securities loaned at value of $71,408,170.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$7,828,201
Interest	242
Securities lending income	74,289

Total investment income	7,902,732
Expenses
Management fees	4,901,390
Administration fees	20,703
Custodian and accounting fees	51,221
Distribution and service fees—Class B	662,693
Distribution and service fees—Class E	14,605
Audit and tax services	19,398
Legal	9,771
Trustees’ fees and expenses	13,515
Shareholder reporting	37,834
Insurance	4,014
Miscellaneous	5,804

Total expenses	5,740,948
Less broker commission recapture	(1,485)

Net expenses	5,739,463

Net Investment Income	2,163,269

Net Realized and Unrealized Gain
Net realized gain on investments	40,559,668

Net change in unrealized appreciation on investments	290,018,805

Net realized and unrealized gain	330,578,473

Net Increase in Net Assets From Operations	$332,741,742

(a)	Net of foreign withholding taxes of $57,003.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,163,269	$6,154,294
Net realized gain	40,559,668	15,524,236
Net change in unrealized appreciation	290,018,805	183,541,588

Increase in net assets from operations	332,741,742	205,220,118

From Distributions to Shareholders
Net investment income
Class A	(5,041,108)	(1,481,500)
Class B	(1,291,219)	(108,638)
Class E	(59,787)	(19,721)

Total distributions	(6,392,114)	(1,609,859)

Increase (decrease) in net assets from capital share transactions	(8,169,213)	159,450,290

Total Increase in Net Assets	318,180,415	363,060,549

Net Assets
Beginning of period	1,459,561,805	1,096,501,256

End of period	$1,777,742,220	$1,459,561,805

Undistributed net investment income
End of period	$1,866,282	$6,095,127

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,086,039	$97,302,512	31,536,001	$286,049,129
Reinvestments	484,256	5,041,108	170,287	1,481,500
Redemptions	(9,929,214)	(106,026,778)	(10,739,022)	(94,129,243)

Net increase (decrease)	(358,919)	$(3,683,158)	20,967,266	$193,401,386

Class B
Sales	5,579,635	$57,505,802	8,046,574	$68,385,093
Reinvestments	126,839	1,291,219	12,766	108,638
Redemptions	(6,003,666)	(62,620,992)	(11,626,737)	(99,895,338)

Net decrease	(297,192)	$(3,823,971)	(3,567,397)	$(31,401,607)

Class E
Sales	176,344	$1,856,168	244,903	$2,104,548
Reinvestments	5,821	59,787	2,299	19,721
Redemptions	(250,264)	(2,578,039)	(539,644)	(4,673,758)

Net decrease	(68,099)	$(662,084)	(292,442)	$(2,549,489)

Increase (decrease) derived from capital shares transactions		$(8,169,213)		$159,450,290

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$9.26		$7.81	$7.55	$6.09		$4.57	$7.54

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.05	0.02	0.01		0.00 (b)	0.01
Net realized and unrealized gain (loss) on investments	2.09		1.42	0.25	1.45		1.53	(2.93)

Total from investment operations	2.11		1.47	0.27	1.46		1.53	(2.92)

Less Distributions
Distributions from net investment income	(0.05)		(0.02)	(0.01)	(0.00	)(c)	(0.01)	(0.00	)(c)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		0.00	(0.05)

Total distributions	(0.05)		(0.02)	(0.01)	(0.00	)(c)	(0.01)	(0.05)

Net Asset Value, End of Period	$11.32		$9.26	$7.81	$7.55		$6.09	$4.57

Total Return (%) (d)	22.80	(e)	18.81	3.55	24.05		33.45	(38.95)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	(f)	0.64	0.65	0.68		0.67	0.65
Ratio of net investment income to average net assets (%)	0.35	(f)	0.61	0.27	0.19		0.11	0.13
Portfolio turnover rate (%)	3	(e)	4	6	1		3	6
Net assets, end of period (in millions)	$1,188.0		$974.5	$657.9	$585.2		$493.9	$580.9

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010		2009	2008
Net Asset Value, Beginning of Period	$9.04		$7.63		$7.39		$5.97		$4.49	$7.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	0.03		0.00	(b)	0.00	(b)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.06		1.38		0.24		1.42		1.49	(2.87)

Total from investment operations	2.06		1.41		0.24		1.42		1.48	(2.88)

Less Distributions
Distributions from net investment income	(0.03)		0.00	(c)	0.00		0.00		0.00	0.00
Distributions from net realized capital gains	0.00		0.00		0.00		0.00		0.00	(0.05)

Total distributions	(0.03)		0.00		0.00		0.00		0.00	(0.05)

Net Asset Value, End of Period	$11.07		$9.04		$7.63		$7.39		$5.97	$4.49

Total Return (%) (d)	22.76	(e)	18.51		3.25		23.79		32.96	(39.05)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	(f)	0.89		0.90		0.93		0.92	0.90
Ratio of net investment income (loss) to average net assets (%)	0.09	(f)	0.31		0.04		(0.06)		(0.16)	(0.13)
Portfolio turnover rate (%)	3	(e)	4		6		1		3	6
Net assets, end of period (in millions)	$568.8		$467.3		$421.4		$197.5		$152.9	$120.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$9.12		$7.70	$7.44	$6.01		$4.51		$7.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.03	0.01	0.00	(b)	(0.00	)(b)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	2.07		1.40	0.25	1.43		1.50		(2.89)

Total from investment operations	2.08		1.43	0.26	1.43		1.50		(2.89)

Less Distributions
Distributions from net investment income	(0.03)		(0.01)	0.00	0.00		0.00		0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		0.00		(0.05)

Total distributions	(0.03)		(0.01)	0.00	0.00		0.00		(0.05)

Net Asset Value, End of Period	$11.17		$9.12	$7.70	$7.44		$6.01		$4.51

Total Return (%) (d)	22.86	(e)	18.57	3.49	23.79		33.26		(39.03)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(f)	0.79	0.80	0.83		0.82		0.80
Ratio of net investment income (loss) to average net assets (%)	0.19	(f)	0.40	0.18	0.00		(0.06)		(0.03)
Portfolio turnover rate (%)	3	(e)	4	6	1		3		6
Net assets, end of period (in millions)	$20.9		$17.7	$17.2	$3.3		$3.0		$2.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio) (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and, futures reclass. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $5,893,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$52,829,569	$0	$56,214,024

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $25,285,860 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with ClearBridge Investments, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$4,901,390	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$1,609,859	$664,432	$—	$—	$1,609,859	$664,432

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,151,064	$—	$309,158,554	$(1,149,375,980)	$(834,066,362)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Expiring 12/31/2017	Expiring 12/31/2018	Total
$345,332,542*	$659,613,130	*	$130,530,096	$13,900,212	$1,149,375,980

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

MIST-15

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 15.43% and 15.28%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 16.10%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities extended their rally from 2012 with a strong first quarter in 2013. The S&P 500 Index rose 3.75% in March and 10.61% for the quarter, finishing at a new record closing high. Despite the overhang of automatic spending cuts that went into effect in March, markets reflected a variety of improving economic indicators. During the quarter, strong momentum in the housing market continued as the Case-Shiller index of house prices rose 8.1% in January, year-over-year, the fastest pace since mid-2006. The employment picture also improved with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter, the S&P 500 Index lost 1.34% in June, ending seven straight months of gains and leaving returns of 2.91% for the second quarter and 13.82% year-to-date. The S&P 500 Index and Dow Jones Industrial Average both made fresh record highs, fueled by the continued strong rebound in house prices. However, the equity rally halted in mid-May when Federal Reserve Board (“Fed”) Chairman Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. Equity markets reacted negatively again in June on news that the slowing could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. However, markets calmed toward the end of the month. This occurred as a downward revision of first quarter GDP (Gross Domestic Product) growth from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. In China, a sharp spike in interbank lending rates in June further pressured global equity markets. Concerns that the tighter conditions would exacerbate an already slowing Chinese economy weakened commodity prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2013, stock selection within the Information Technology and Industrials sectors detracted from relative returns, while selection in the Energy and Health Care sectors contributed positively.

Within the Information Technology sector, Altera Corporation was a top detractor from returns. The global semiconductor company announced results for the first quarter of 2013 that fell short of analyst expectations and management provided conservative guidance. We believe there continued to be a degree of seasonality to forward guidance and we maintained our conviction in the company over the long term. This is based on our belief that Altera can continue to gain share against competitors and maintain its strong position in the Programmable Logic Device market. In addition, we expect demand to rise during the second half of 2013 as capital expenditures in the semiconductor industry increase alongside a more favorable macro environment. Within the Industrials sector, Owens Corning, a building materials company, was a top detractor from returns. Its shares fell in mid-February after the company guided earnings lower than consensus, which we believe was driven by increased competition and weak pricing in their composites business. Despite this setback, we think the company’s business fundamentals are strong, especially for insulation and roofing which are being driven by a recovering housing market, replacement demand and energy efficient upgrades. As volumes increase, we believe the company can improve margins significantly due to better pricing, and at period end we found the valuation compelling.

Within the Energy sector, EQT Corporation, a leading and integrated energy company with an emphasis on Appalachian area natural gas production, gathering, transmission and distribution, was a top contributor to returns for the first half of 2013. We believe that the company possesses a strong midstream business and has diversified revenue exposure through its extensive natural gas business in the Marcellus Shale, the lowest-cost natural gas basin in North America. Its shares have risen due to positive reserve data from its Marcellus drilling program and continued benefits from the initial public offering of its midstream master limited partnership. Its shares also rose after EQT agreed to purchase additional acreage in southwestern Pennsylvania and 10 horizontal Marcellus wells from Chesapeake Energy for approximately $113 million, which we viewed positively. We believe EQT also plans to further build out its midstream assets, and we were confident in management’s ability to effectively allocate capital across its three primary business units. Within the Health Care sector, Vertex Pharmaceuticals Inc. was a top contributor to performance. Supportive trial data was released on one of its cystic fibrosis drugs, currently in the development phase, causing its shares to spike as potential for regulatory approval of the treatment seems to have increased. We believe Vertex Pharmaceuticals has an attractive

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

risk/reward profile and is well positioned to grow its addressable market through its Cystic Fibrosis franchise. At period end, we continued to believe the value of Vertex Pharmaceuticals’ Hepatitis-C franchise is underestimated by the market, which could lead to significant upside for the stock. In our view, Vertex Pharmaceuticals has a robust pipeline of new treatments and maintains a healthy balance sheet that should help fund research on additional therapies.

Andrew Braun

Dolores Bamford

Sean Gallagher

Portfolio Managers

Goldman Sachs Asset Management, L.P.

MIST-2

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
Goldman Sachs Mid Cap Value Portfolio
Class A	15.43	27.10	7.06	9.11
Class B	15.28	26.77	6.80	8.84
Russell Midcap Value Index	16.10	27.65	8.87	9.45

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception of the Class A and Class B shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
M&T Bank Corp.	2.0
Aetna, Inc.	1.9
Altera Corp.	1.8
AvalonBay Communities, Inc.	1.7
SLM Corp.	1.6
Principal Financial Group, Inc.	1.6
Invesco, Ltd.	1.5
Pioneer Natural Resources Co.	1.4
Juniper Networks, Inc.	1.3
Sempra Energy	1.3

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	29.7
Industrials	13.1
Consumer Discretionary	11.5
Information Technology	11.0
Utilities	9.4
Energy	9.0
Health Care	8.4
Materials	4.7
Consumer Staples	3.2

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.74%	$1,000.00	$1,154.30	$3.95
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B	Actual	0.99%	$1,000.00	$1,152.80	$5.28
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Textron, Inc.	315,437	$8,217,134
Triumph Group, Inc.	108,127	8,558,252

		16,775,386

Auto Components—1.7%
Delphi Automotive plc	194,301	9,849,117
TRW Automotive Holdings Corp. (a)	92,138	6,121,649

		15,970,766

Beverages—1.9%
Constellation Brands, Inc. - Class A (a)	161,091	8,396,063
Monster Beverage Corp. (a)	165,302	10,045,402

		18,441,465

Biotechnology—0.4%
Vertex Pharmaceuticals, Inc. (a)	48,323	3,859,558

Building Products—1.7%
Lennox International, Inc.	80,499	5,195,405
Owens Corning (a)	293,307	11,462,438

		16,657,843

Capital Markets—3.6%
Invesco, Ltd.	446,419	14,196,124
Lazard, Ltd. - Class A	170,590	5,484,468
Northern Trust Corp.	205,184	11,880,154
Raymond James Financial, Inc.	59,857	2,572,654

		34,133,400

Chemicals—1.0%
Celanese Corp. - Series A	218,405	9,784,544

Commercial Banks—5.0%
CIT Group, Inc. (a)	209,903	9,787,777
First Republic Bank	165,857	6,382,177
M&T Bank Corp. (b)	171,055	19,115,396
Signature Bank (a)	63,840	5,299,997
Zions Bancorporation	252,110	7,280,937

		47,866,284

Commercial Services & Supplies—0.8%
Waste Connections, Inc. (b)	188,653	7,761,184

Communications Equipment—2.1%
Juniper Networks, Inc. (a)	660,607	12,756,321
Polycom, Inc. (a)	679,237	7,159,158

		19,915,479

Computers & Peripherals—1.0%
NetApp, Inc. (a)	257,806	9,739,911

Construction & Engineering—0.9%
Jacobs Engineering Group, Inc. (a)	157,585	8,687,661

Consumer Finance—1.6%
SLM Corp.	692,344	$15,826,984

Containers & Packaging—1.1%
Packaging Corp. of America	109,582	5,365,135
Sealed Air Corp.	214,243	5,131,120

		10,496,255

Diversified Financial Services—2.0%
ING U.S., Inc. (a) (b)	442,481	11,973,536
NASDAQ OMX Group, Inc. (The)	217,535	7,132,973

		19,106,509

Electric Utilities—3.9%
Northeast Utilities	192,538	8,090,447
OGE Energy Corp.	76,742	5,233,804
PPL Corp.	394,691	11,943,350
Xcel Energy, Inc.	430,474	12,199,633

		37,467,234

Electrical Equipment—1.4%
Hubbell, Inc. - Class B	67,102	6,643,098
Sensata Technologies Holding NV (a)	193,684	6,759,572

		13,402,670

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. - Class A	59,493	4,636,884

Energy Equipment & Services—1.6%
Cameron International Corp. (a)	154,387	9,442,309
Oil States International, Inc. (a)	62,423	5,782,867

		15,225,176

Food Products—1.3%
Hain Celestial Group, Inc. (The) (a) (b)	71,842	4,667,575
Ingredion, Inc.	109,917	7,212,753
Tyson Foods, Inc. - Class A	33,735	866,315

		12,746,643

Gas Utilities—0.6%
Questar Corp.	243,629	5,810,552

Health Care Equipment & Supplies—1.9%
Boston Scientific Corp. (a)	648,569	6,012,235
Hologic, Inc. (a)	618,532	11,937,667

		17,949,902

Health Care Providers & Services—4.4%
Aetna, Inc.	289,965	18,424,376
Cardinal Health, Inc.	250,719	11,833,937
Humana, Inc.	140,090	11,820,794

		42,079,107

Hotels, Restaurants & Leisure—1.8%
MGM Resorts International (a) (b)	609,594	9,009,799

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Starwood Hotels & Resorts Worldwide, Inc.	127,560	$8,060,517

		17,070,316

Household Durables—1.9%
Toll Brothers, Inc. (a)	301,641	9,842,546
Whirlpool Corp.	77,115	8,818,871

		18,661,417

Independent Power Producers & Energy Traders—1.0%
Calpine Corp. (a)	452,046	9,596,937

Industrial Conglomerates—1.0%
Carlisle Cos., Inc.	157,797	9,832,331

Insurance—8.2%
Everest Re Group, Ltd.	77,456	9,934,507
Genworth Financial, Inc. - Class A (a)	725,411	8,276,939
Hartford Financial Services Group, Inc.	324,239	10,025,470
Lincoln National Corp.	62,202	2,268,507
Markel Corp. (a)	12,942	6,819,787
Principal Financial Group, Inc.	402,427	15,070,891
W.R. Berkley Corp.	180,095	7,358,682
Willis Group Holdings plc (b)	232,916	9,498,314
XL Group plc	311,891	9,456,535

		78,709,632

Internet & Catalog Retail—1.8%
Expedia, Inc.	92,159	5,543,364
Liberty Interactive Corp. - Class A (a)	530,148	12,198,705

		17,742,069

IT Services—2.1%
Computer Sciences Corp.	135,708	5,939,939
Fidelity National Information Services, Inc.	220,720	9,455,645
Teradata Corp. (a)	96,761	4,860,305

		20,255,889

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.	205,432	8,784,272

Machinery—5.4%
Flowserve Corp. (b)	148,368	8,013,356
Parker Hannifin Corp.	130,380	12,438,252
Stanley Black & Decker, Inc.	162,220	12,539,606
Timken Co.	194,005	10,918,601
Xylem, Inc.	310,583	8,367,106

		52,276,921

Media—1.9%
Liberty Media Corp. - Class A (a)	98,831	12,527,817
Scripps Networks Interactive, Inc. - Class A	87,647	5,851,314

		18,379,131

Metals & Mining—1.9%
Carpenter Technology Corp.	175,621	$7,915,239
Reliance Steel & Aluminum Co.	154,586	10,134,658

		18,049,897

Multi-Utilities—3.9%
CMS Energy Corp.	312,016	8,477,475
NiSource, Inc.	247,807	7,097,192
SCANA Corp.	185,030	9,084,973
Sempra Energy	154,760	12,653,178

		37,312,818

Multiline Retail—1.0%
Macy’s, Inc.	191,274	9,181,152

Oil, Gas & Consumable Fuels—7.3%
Chesapeake Energy Corp.	533,500	10,872,730
Concho Resources, Inc. (a)	109,506	9,167,842
EQT Corp.	102,808	8,159,871
HollyFrontier Corp.	48,230	2,063,279
Pioneer Natural Resources Co.	90,193	13,055,437
Range Resources Corp.	118,846	9,189,173
Southwestern Energy Co. (a)	239,545	8,750,579
Tesoro Corp.	177,949	9,310,292

		70,569,203

Paper & Forest Products—0.7%
International Paper Co.	142,743	6,324,942

Pharmaceuticals—0.8%
Mylan, Inc. (a)	241,063	7,480,185

Real Estate Investment Trusts—9.2%
Alexandria Real Estate Equities, Inc.	138,037	9,071,792
AvalonBay Communities, Inc.	122,338	16,504,620
Camden Property Trust	86,167	5,957,586
DDR Corp. (b)	375,220	6,247,413
Digital Realty Trust, Inc. (b)	155,820	9,505,020
MFA Financial, Inc.	713,933	6,032,734
Starwood Property Trust, Inc.	259,158	6,414,161
Tanger Factory Outlet Centers, Inc.	223,707	7,485,236
Taubman Centers, Inc.	89,081	6,694,437
Two Harbors Investment Corp. (b)	686,729	7,038,972
Ventas, Inc.	101,320	7,037,687

		87,989,658

Semiconductors & Semiconductor Equipment—4.3%
Altera Corp.	537,057	17,717,510
Avago Technologies, Ltd.	129,490	4,840,336
KLA-Tencor Corp.	113,896	6,347,424
Lam Research Corp. (a)	282,905	12,544,008

		41,449,278

Software—0.9%
PTC, Inc. (a)	370,158	9,079,976

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—0.4%
AutoZone, Inc. (a)	8,538	$3,617,465

Textiles, Apparel & Luxury Goods—0.9%
PVH Corp.	72,457	9,060,748

Total Common Stocks (Cost $848,758,607)		955,765,634

Short-Term Investments—5.6%

Mutual Fund—4.3%
State Street Navigator Securities Lending MET Portfolio (c)	41,023,667	41,023,667

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $12,527,010 on 07/01/13, collateralized by $12,895,000 Federal National Mortgage Association at 1.010% due 07/26/17 with a value of $12,782,169.	12,527,000	12,527,000

Total Short-Term Investments (Cost $53,550,667)		53,550,667

Total Investments—105.0% (Cost $902,309,274) (d)		1,009,316,301
Other assets and liabilities (net)—(5.0)%		(48,227,266)

Net Assets—100.0%		$961,089,035

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $40,179,050 and the collateral received consisted of cash in the amount of $41,023,667. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $902,309,274. The aggregate unrealized appreciation and depreciation of investments were $118,567,506 and $(11,560,479), respectively, resulting in net unrealized appreciation of $107,007,027.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$955,765,634	$—	$—	$955,765,634
Short-Term Investments
Mutual Fund	41,023,667	—	—	41,023,667
Repurchase Agreement	—	12,527,000	—	12,527,000
Total Short-Term Investments	41,023,667	12,527,000	—	53,550,667
Total Investments	$996,789,301	$12,527,000	$—	$1,009,316,301

Collateral for securities loaned (Liability)	$—	$(41,023,667)	$—	$(41,023,667)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,009,316,301
Cash	263
Receivable for:
Investments sold	19,545,564
Fund shares sold	228,150
Dividends and interest	1,605,243

Total Assets	1,030,695,521
Liabilities
Payables for:
Investments purchased	27,315,096
Fund shares redeemed	530,198
Collateral for securities loaned	41,023,667
Accrued Expenses:
Management fees	564,170
Distribution and service fees	41,379
Deferred trustees’ fees	41,001
Other expenses	90,975

Total Liabilities	69,606,486

Net Assets	$961,089,035

Net assets consist of:
Paid in surplus	$749,563,243
Undistributed net investment income	4,055,577
Accumulated net realized gain	100,463,188
Unrealized appreciation on investments	107,007,027

Net Assets	$961,089,035

Net Assets
Class A	$760,664,384
Class B	200,424,651
Capital Shares Outstanding*
Class A	49,325,716
Class B	13,012,885
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.42
Class B	15.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $902,309,274.
(b)	Includes securities loaned at value of $40,179,050.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$7,646,760
Interest	670
Securities lending income	73,206

Total investment income	7,720,636
Expenses
Management fees	3,235,748
Administration fees	11,508
Custodian and accounting fees	43,917
Distribution and service fees—Class B	243,666
Audit and tax services	19,511
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	20,637
Insurance	2,515
Miscellaneous	4,632

Total expenses	3,605,256
Less broker commission recapture	(36,021)

Net expenses	3,569,235

Net Investment Income	4,151,401

Net Realized and Unrealized Gain
Net realized gain on investments	103,301,416

Net change in unrealized appreciation on investments	19,526,425

Net realized and unrealized gain	122,827,841

Net Increase in Net Assets From Operations	$126,979,242

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,151,401	$10,794,147
Net realized gain	103,301,416	39,878,828
Net change in unrealized appreciation	19,526,425	78,024,278

Increase in net assets from operations	126,979,242	128,697,253

From Distributions to Shareholders
Net investment income
Class A	(8,515,979)	(4,973,239)
Class B	(1,812,117)	(1,013,625)
Net realized capital gains
Class A	(27,403,374)	0
Class B	(7,198,478)	0

Total distributions	(44,929,948)	(5,986,864)

Increase in net assets from capital share transactions	59,314,240	2,942,681

Total Increase in Net Assets	141,363,534	125,653,070

Net Assets
Beginning of period	819,725,501	694,072,431

End of period	$961,089,035	$819,725,501

Undistributed net investment income
End of period	$4,055,577	$10,232,272

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,215,599	$81,225,915	4,608,500	$60,201,183
Reinvestments	2,463,604	35,919,353	383,441	4,973,239
Redemptions	(4,175,814)	(64,318,860)	(3,426,497)	(45,783,868)

Net increase	3,503,389	$52,826,408	1,565,444	$19,390,554

Class B
Sales	1,218,456	$18,364,665	961,054	$12,643,676
Reinvestments	618,859	9,010,595	78,152	1,013,625
Redemptions	(1,361,874)	(20,887,428)	(2,287,923)	(30,105,174)

Net increase (decrease)	475,441	$6,487,832	(1,248,717)	$(16,447,873)

Increase derived from capital shares transactions		$59,314,240		$2,942,681

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.05		$11.96	$12.82	$10.41	$7.99	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.19	0.13	0.09	0.14	0.17
Net realized and unrealized gain (loss) on investments	2.06		2.01	(0.91)	2.45	2.42	(4.65)

Total from investment operations	2.13		2.20	(0.78)	2.54	2.56	(4.48)

Less Distributions
Distributions from net investment income	(0.18)		(0.11)	(0.08)	(0.13)	(0.14)	(0.13)
Distributions from net realized capital gains	(0.58)		0.00	0.00	0.00	0.00	(0.97)

Total distributions	(0.76)		(0.11)	(0.08)	(0.13)	(0.14)	(1.10)

Net Asset Value, End of Period	$15.42		$14.05	$11.96	$12.82	$10.41	$7.99

Total Return (%) (b)	15.43	(c)	18.46	(6.13)	24.56	32.67	(35.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.75	0.76	0.77	0.77	0.75
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.75	0.76	0.77	0.77	0.75
Ratio of net investment income to average net assets (%)	0.97	(d)	1.45	1.05	0.85	1.64	1.56
Portfolio turnover rate (%)	60	(c)	81	74	98	116	99
Net assets, end of period (in millions)	$760.7		$643.9	$529.5	$432.6	$409.4	$278.9

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.02		$11.94	$12.80	$10.40	$7.97	$13.53

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.16	0.10	0.07	0.12	0.14
Net realized and unrealized gain (loss) on investments	2.05		2.00	(0.90)	2.44	2.42	(4.64)

Total from investment operations	2.10		2.16	(0.80)	2.51	2.54	(4.50)

Less Distributions
Distributions from net investment income	(0.14)		(0.08)	(0.06)	(0.11)	(0.11)	(0.09)
Distributions from net realized capital gains	(0.58)		0.00	0.00	0.00	0.00	(0.97)

Total distributions	(0.72)		(0.08)	(0.06)	(0.11)	(0.11)	(1.06)

Net Asset Value, End of Period	$15.40		$14.02	$11.94	$12.80	$10.40	$7.97

Total Return (%) (b)	15.28	(c)	18.12	(6.29)	24.23	32.30	(36.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(d)	1.00	1.01	1.02	1.02	1.01
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	1.00	1.01	1.02	1.02	1.00
Ratio of net investment income to average net assets (%)	0.72	(d)	1.18	0.78	0.64	1.37	1.26
Portfolio turnover rate (%)	60	(c)	81	74	98	116	99
Net assets, end of period (in millions)	$200.4		$175.8	$164.6	$147.8	$109.7	$97.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $12,527,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$571,296,760	$0	$537,480,919

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $13,712,676 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,235,748	0.750%	First $200 million
	0.700%	Over $200 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf

MIST-15

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2013 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$32,090

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$5,986,864	$3,686,711	$—	$—	$5,986,864	$3,686,711

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,629,390	$27,098,448	$84,784,287	$—	$129,512,125

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 9.47%, 9.36%, and 9.41%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 4.10%.

MARKET ENVIRONMENT / CONDITIONS

As we reach the midpoint of the year, we continue to see the repeating theme of investors mindlessly reacting to macroeconomic events. Issues such as the financial condition of global banks, incidents in Greece and Cyprus and monetary instability in the European Union have all been causes of investor distraction. This has resulted in a persistent cloud of fear that has depressed equity market valuations, while inflating valuations in which some consider to be safe global fixed income. The current situation has also been seasoned by ultra-aggressive monetary easing especially in the U.S., the United Kingdom (“U.K.”) and now Japan, resulting in investor anxiety surrounding the end of these policies.

Despite persistent macroeconomic challenges, we believe the environment for corporate profitability remains acceptable. Businesses are still building profits, albeit at a less than robust pace. However, corporate profits and thus company valuations are positively impacted by policies that lead to sustainable growth. While markets seem focused on macroeconomics, we continue to believe the key to improving global economic growth is microeconomic restructuring. This includes labor market reform and changes to social security systems as suggested by the Bank of International Settlements, the central bank to the world’s central banks. Specific structural changes are being considered by policymakers in Italy and Japan, while China is already slowing the expansion of aggressive lending by limiting liquidity growth in its financial system as a whole.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI EAFE Index, mainly due to stock selection. Country weightings also added relative value for the period. Holdings in the U.K., followed by Germany and France, produced the best relative results. Holdings in Australia had the most negative effect for the period. Currency hedging added 1.32% to the Portfolio’s return for the period. Currencies hedged in the Portfolio are the Australian Dollar (“AUD”), Swiss Franc, Swedish Krona and Japanese Yen (“JPY”). We continue to view these currencies as overvalued based on purchasing-power parity. Therefore, as-of June 30, 2013 we still held our hedge positions to offset the risks associated with owning overvalued foreign currencies. Currency hedges are implemented by way of currency forward contracts.

Individual holdings Daiwa Securities Group (Japan) and Olympus (Japan) had the most positive impact on performance during the period. Daiwa’s results over the past two quarters have been healthy and the company’s fiscal 2012 results were strong. Net operating revenues increased 24%, and operating expenses decreased about 7% from the same period last year. The retail unit performed particularly well, as revenues increased 16% for the year and were 44% higher compared with the previous quarter. Operating profit in the retail unit rose 72% versus 2011, and operating margins were better than our estimates. These business successes, combined with the weakened JPY and the strengthened Japanese equity market, reinforce our view that Daiwa is a solid long-term investment for its shareholders.

The medical device business at Olympus is performing well and is compensating for the camera business that has been facing some challenges. Early in the year management lowered its annual revenue guidance by JPY 12 billion due to projected losses of JPY 8 billion from the camera business. As revealed by results released in May 2013, the company’s fourth-quarter overall operating profit was in line with expectations, driven by especially robust profits in the core medical business that were over JPY 30 billion for the first time ever. Compared with the same period last year, flexible endoscopes (+22%) and surgical/medical equipment (+9%) revenues (local-currency) remain strong. Although the camera business continues to struggle, management is implementing some strategic changes (e.g. restructuring to cut costs, reducing capital expenditures, improving manufacturing and inventory controls) to bolster this business. We think the company’s president, Hiroyuki Sasa, has made some solid improvements over the past year and remain confident in his leadership.

Holdings in Sweden and Spain imparted the next largest negative impacts on overall performance compared with the benchmark. Orica (Australia) and AMP (Austrailia) had the most negative impact on performance during the period. Orica’s stock price has been negatively impacted by weak demand for explosives in North America. However, early signs of improvement are apparent driven by coal and aggregates. Meanwhile, volume continues to grow in both Australasia and Latin America. Importantly, explosives demand is tied to mine production and extraction, rather than the mining industry’s capital expenditures, which are now in decline. Though Orica’s ground Support business continues to underperform, we believe that the company has recognized the issue and is thoroughly restructuring the business, which will cut costs and promote cross-selling of the company’s products. Finally, in late June Orica announced that, due to health issues, its Chief Financial Officer (CFO) will leave the company in October and will be replaced by an internal successor. Because the company has known about the CFO’s health issues for some time and can utilize a long transition period, we do not find this departure to be concerning. We believe Orica’s recent performance an example of a circumstance we have seen before—when short-term stock price movement does not reflect the fundamentals of the business. We continued to view Orica as an attractive long-term investment.

AMP’s stock price had been advancing early in the year, but dropped significantly late in June after management preannounced its fiscal second-half financial results. The company realized AUD $32 million worth of losses in its Contemporary Wealth Protection (“CWP”) business during the first five months of the year. This news sent the

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

share price tumbling by nearly 13%. In May, the company noted that investor sentiment, market performance and the economic climate were particularly bad in Australia and had driven up claims and lapse rates. Although these problems were well-known, the magnitude of their persistence was surprising. To address the problems in the CWP division, the company is raising its claims assumptions, believing some of its problems are structural. Management also indicated that it will initiate a cost cutting plan. This is encouraging because AMP has successfully cut costs in the past. Finally, the wealth protection division has a new leader, which we think is good step for implementing further improvements.

At period end, the Portfolio held 59 securities across a variety of countries and industries. During the first half of 2013, we initiated new positions in AMP (Australia), BMW, Continental (both Germany), LVMH (France), and SKF (Sweden) and we eliminated Banco Santander (Spain) during the period. In addition, Portfolio holding Kering (formerly PPR) spun off Groupe Fnac and these shares are now held in the Portfolio. As of June 30, 2013 the Portfolio was most heavily weighted in Switzerland (18%) followed by the U.K. (16%) and Japan (15%). The Portfolio had minimal exposure to companies headquartered in emerging market countries (less than 1%).

As of June 30, 2013 the Portfolio was most heavily weighted in the Financials sector (29%), followed by Consumer Discretionary (25%) and Industrials (18%). Health Care (4%) had the smallest sector weight. The Portfolio had no exposure to Energy, Telecommunication Services or Utilities shares throughout the six month period.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	9.47	34.69	10.01	11.09
Class B	9.36	34.46	9.75	10.81
Class E	9.41	34.58	9.84	10.93
MSCI EAFE Index	4.10	18.62	-0.63	7.67

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Credit Suisse Group AG	5.0
Daimler AG	4.1
BNP Paribas S.A.	3.6
Intesa Sanpaolo S.p.A.	3.6
Lloyds Banking Group plc	3.1
Allianz SE	3.0
Fiat Industrial S.p.A.	2.8
Orica, Ltd.	2.7
Kuehne & Nagel International AG	2.6
Daiwa Securities Group, Inc.	2.6

Top Countries

% of Market Value of Total Investments
Switzerland	17.9
United Kingdom	16.5
Japan	14.6
France	11.2
Germany	11.0
Italy	6.5
Australia	5.4
Netherlands	5.2
Sweden	5.0
United States	2.3

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.80%	$1,000.00	$1,094.70	$4.15
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class B(a)	Actual	1.05%	$1,000.00	$1,093.60	$5.45
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

Class E(a)	Actual	0.95%	$1,000.00	$1,094.10	$4.93
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Australia—5.3%
Amcor, Ltd.	2,367,610	$21,871,916
AMP, Ltd.	16,629,182	64,245,624
Orica, Ltd. (a)	4,605,828	86,581,385

		172,698,925

Canada—2.0%
Thomson Reuters Corp. (a)	1,965,200	64,130,136

France—11.0%
BNP Paribas S.A.	2,123,687	116,031,325
Christian Dior S.A.	192,071	30,858,401
Danone S.A.	760,300	57,023,047
Groupe FNAC (b)	35,866	760,963
Kering	314,700	63,701,011
LVMH Moet Hennessy Louis Vuitton S.A.	203,800	32,819,209
Publicis Groupe S.A. (a)	767,100	54,395,398

		355,589,354

Germany—10.8%
Allianz SE	655,400	95,714,819
Bayerische Motoren Werke (BMW) AG	950,700	83,057,879
Continental AG	196,900	26,235,627
Daimler AG	2,193,200	132,561,280
SAP AG	146,400	10,720,270

		348,289,875

Ireland—1.1%
Bank of Ireland (a) (b)	20,946,500	4,274,361
Experian plc	1,858,700	32,238,292

		36,512,653

Israel—2.1%
Check Point Software Technologies, Ltd. (a) (b)	1,354,400	67,286,592

Italy—6.4%
Fiat Industrial S.p.A. (a)	8,224,500	91,617,795
Intesa Sanpaolo S.p.A.	72,455,400	115,937,449

		207,555,244

Japan—14.4%
Canon, Inc. (a)	2,564,700	84,234,232
Daiwa Securities Group, Inc.	10,042,000	84,359,172
FANUC Corp.	70,500	10,223,006
Honda Motor Co., Ltd.	1,863,200	69,237,377
Meitec Corp.	657,100	15,299,877
Olympus Corp. (b)	1,419,900	43,170,792
Omron Corp.	1,653,600	49,343,266
Rohm Co., Ltd.	1,068,500	43,099,700
Secom Co., Ltd.	364,300	19,836,988
Toyota Motor Corp.	759,300	45,847,513

		464,651,923

Mexico—0.2%
Grupo Televisa S.A.B. (ADR)	211,266	5,247,847

Netherlands—5.1%
Akzo Nobel NV (a)	1,052,962	59,146,207
Heineken Holding NV	247,700	$13,875,088
Koninklijke Ahold NV	2,289,600	34,014,822
Koninklijke Philips NV	2,125,041	57,882,893

		164,919,010

Sweden—5.0%
Assa Abloy AB-Class B	276,200	10,767,195
Atlas Copco AB-B Shares	2,055,900	43,851,129
Hennes & Mauritz AB-B Shares (a)	2,048,500	67,076,415
SKF AB-B Shares (a)	1,655,100	38,572,322

		160,267,061

Switzerland—17.6%
Adecco S.A. (a) (b)	1,344,144	76,300,085
Compagnie Financiere Richemont S.A.-Class A	712,700	62,519,197
Credit Suisse Group AG (b)	6,061,093	160,695,871
Geberit AG	21,200	5,248,677
Givaudan S.A. (b)	19,000	24,534,672
Holcim, Ltd. (b)	907,900	63,355,491
Kuehne & Nagel International AG (a)	771,700	84,608,730
Nestle S.A.	942,000	61,612,851
Novartis AG	362,100	25,661,812
Roche Holding AG	13,200	3,270,754

		567,808,140

United Kingdom—15.2%
Diageo plc	2,205,400	63,258,006
GlaxoSmithKline plc	1,486,700	37,192,509
Lloyds Banking Group plc (b)	104,394,100	100,642,172
Schroders plc (a)	1,900,289	62,676,776
Signet Jewelers, Ltd.	261,092	17,605,434
Smiths Group plc (a)	2,790,200	55,672,210
TESCO plc	12,234,400	61,480,482
Willis Group Holdings plc	2,041,300	83,244,214
Wolseley plc	221,122	10,234,087

		492,005,890

Total Common Stocks (Cost $2,792,620,347)		3,106,962,650

Rights—0.0%

France—0.0%
Groupe FNAC, Expires 05/16/2015 (a) (b) (Cost $0)	4	11

Short-Term Investments—7.8%

Mutual Fund—5.6%
State Street Navigator Securities Lending MET Portfolio (c)	180,775,544	180,775,544

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $71,311,059 on 07/01/13, collateralized by $74,130,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $72,740,063.	71,311,000	$71,311,000

Total Short-Term Investments (Cost $252,086,544)		252,086,544

Total Investments—104.0% (Cost $3,044,706,891) (d)		3,359,049,205
Other assets and liabilities (net)—(4.0)%		(129,909,192)

Net Assets—100.0%		$3,229,140,013

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $240,183,125 and the collateral received consisted of cash in the amount of $180,775,544 and non-cash collateral with a value of $73,102,271. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $3,044,706,891. The aggregate unrealized appreciation and depreciation of investments were $424,951,298 and $(110,608,984), respectively, resulting in net unrealized appreciation of $314,342,314.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Commercial Banks	10.4
Automobiles	10.3
Capital Markets	9.5
Insurance	7.5
Textiles, Apparel & Luxury Goods	5.9
Machinery	5.7
Chemicals	5.3
Professional Services	3.8
Media	3.8
Food Products	3.7

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
	CHF 45,000,000	State Street Bank and Trust	09/18/13	$46,334,431	$1,340,598
SEK	34,700,000	State Street Bank and Trust	09/18/13	5,312,309	(146,886)

Contracts to Deliver
	AUD 100,400,000	State Street Bank and Trust	12/18/13	$102,136,920	$11,388,158
	CHF 165,300,000	State Street Bank and Trust	09/18/13	179,439,861	4,313,586
	JPY 4,500,000,000	State Street Bank and Trust	08/19/13	47,448,834	2,067,982
	SEK 128,000,000	State Street Bank and Trust	09/18/13	19,209,989	155,981
	SEK 121,000,000	State Street Bank and Trust	09/18/13	18,202,605	190,613
	SEK 55,000,000	State Street Bank and Trust	09/18/13	8,167,265	(20,004)

	Net Unrealized Appreciation				$19,290,028

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$172,698,925	$—	$172,698,925
Canada	64,130,136	—	—	64,130,136
France	—	355,589,354	—	355,589,354
Germany	—	348,289,875	—	348,289,875
Ireland	—	36,512,653	—	36,512,653
Israel	67,286,592	—	—	67,286,592
Italy	—	207,555,244	—	207,555,244
Japan	—	464,651,923	—	464,651,923
Mexico	5,247,847	—	—	5,247,847
Netherlands	—	164,919,010	—	164,919,010
Sweden	—	160,267,061	—	160,267,061
Switzerland	—	567,808,140	—	567,808,140
United Kingdom	100,849,648	391,156,242	—	492,005,890
Total Common Stocks	237,514,223	2,869,448,427	—	3,106,962,650
Total Rights*	—	11	—	11
Short-Term Investments
Mutual Fund	180,775,544	—	—	180,775,544
Repurchase Agreement	—	71,311,000	—	71,311,000
Total Short-Term Investments	180,775,544	71,311,000	—	252,086,544
Total Investments	$418,289,767	$2,940,759,438	$—	$3,359,049,205

Collateral for securities loaned (Liability)	$—	$(180,775,544)	$—	$(180,775,544)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$19,456,918	$—	$19,456,918
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(166,890)	—	(166,890)
Total Forward Contracts	$—	$19,290,028	$—	$19,290,028

*	See Schedule of Investments for additional detailed categorizations
.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$3,359,049,205
Cash	812
Cash denominated in foreign currencies (c)	483,995
Unrealized appreciation on forward foreign currency exchange contracts	19,456,918
Receivable for:
Investments sold	41,944,901
Fund shares sold	776,809
Dividends	11,266,733

Total Assets	3,432,979,373
Liabilities
Payables for:
Investments purchased	18,713,119
Fund shares redeemed	1,246,358
Unrealized depreciation on forward foreign currency exchange contracts	166,890
Collateral for securities loaned	180,775,544
Accrued Expenses:
Management fees	2,037,948
Distribution and service fees	258,570
Deferred trustees’ fees	41,001
Other expenses	599,930

Total Liabilities	203,839,360

Net Assets	$3,229,140,013

Net assets consist of:
Paid in surplus	$2,827,999,823
Undistributed net investment income	32,527,271
Accumulated net realized gain	35,246,023
Unrealized appreciation on investments and foreign currency transactions	333,366,896

Net Assets	$3,229,140,013

Net Assets
Class A	$1,947,481,246
Class B	1,154,704,292
Class E	126,954,475
Capital Shares Outstanding*
Class A	121,591,636
Class B	73,133,120
Class E	7,997,449
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.02
Class B	15.79
Class E	15.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,044,706,891.
(b)	Includes securities loaned at value of $240,183,125.
(c)	Identified cost of cash denominated in foreign currencies was $489,734.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$64,968,176
Interest	203,655
Securities lending income	2,434,055

Total investment income	67,605,886
Expenses
Management fees	12,566,144
Administration fees	41,172
Custodian and accounting fees	679,495
Distribution and service fees—Class B	1,443,429
Distribution and service fees—Class E	94,986
Audit and tax services	24,895
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	81,480
Insurance	9,558
Miscellaneous	9,050

Total expenses	14,973,332
Less management fee waiver	(285,808)

Net expenses	14,687,524

Net Investment Income	52,918,362

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	207,583,100
Foreign currency transactions	39,776,905

Net realized gain	247,360,005

Net change in unrealized depreciation on:
Investments	(2,749,321)
Foreign currency transactions	(1,111,913)

Net change in unrealized depreciation	(3,861,234)

Net realized and unrealized gain	243,498,771

Net Increase in Net Assets From Operations	$296,417,133

(a)	Net of foreign withholding taxes of $6,480,875.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,918,362	$64,498,121
Net realized gain	247,360,005	79,431,654
Net change in unrealized appreciation (depreciation)	(3,861,234)	637,874,142

Increase in net assets from operations	296,417,133	781,803,917

From Distributions to Shareholders
Net investment income
Class A	(55,521,937)	(36,645,122)
Class B	(30,390,349)	(16,304,255)
Class E	(3,443,670)	(1,850,884)

Total distributions	(89,355,956)	(54,800,261)

Decrease in net assets from capital share transactions	(126,415,789)	(404,342,351)

Total Increase in Net Assets	80,645,388	322,661,305

Net Assets
Beginning of period	3,148,494,625	2,825,833,320

End of period	$3,229,140,013	$3,148,494,625

Undistributed net investment income
End of period	$32,527,271	$68,964,865

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,310,589	$151,237,815	14,633,424	$187,870,272
Reinvestments	3,595,980	55,521,937	2,867,381	36,645,122
Redemptions	(19,438,630)	(316,045,960)	(39,274,755)	(523,077,795)

Net decrease	(6,532,061)	$(109,286,208)	(21,773,950)	$(298,562,401)

Class B
Sales	4,054,548	$64,715,870	6,500,381	$81,297,315
Reinvestments	1,995,427	30,390,349	1,291,937	16,304,255
Redemptions	(7,236,513)	(114,946,367)	(14,695,829)	(192,139,633)

Net decrease	(1,186,538)	$(19,840,148)	(6,903,511)	$(94,538,063)

Class E
Sales	705,311	$11,272,750	802,938	$10,447,573
Reinvestments	225,077	3,443,670	145,969	1,850,884
Redemptions	(748,370)	(12,005,853)	(1,816,718)	(23,540,344)

Net increase (decrease)	182,018	$2,710,567	(867,811)	$(11,241,887)

Decrease derived from capital shares transactions		$(126,415,789)		$(404,342,351)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$15.06		$11.85	$13.78		$12.05	$8.57	$17.27

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.29	0.24		0.16	0.15	0.40
Net realized and unrealized gain (loss) on investments	1.15		3.16	(2.17)		1.83	4.17	(6.46)

Total from investment operations	1.42		3.45	(1.93)		1.99	4.32	(6.06)

Less Distributions
Distributions from net investment income	(0.46)		(0.24)	(0.00	)(b)	(0.26)	(0.84)	(0.28)
Distributions from net realized capital gains	0.00		0.00	0.00		0.00	0.00	(2.36)

Total distributions	(0.46)		(0.24)	(0.00	)(b)	(0.26)	(0.84)	(2.64)

Net Asset Value, End of Period	$16.02		$15.06	$11.85		$13.78	$12.05	$8.57

Total Return (%) (c)	9.47	(d)	29.47	(13.98)		16.67	55.46	(40.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.83	0.85		0.85	0.84	0.85
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	0.81	0.83		0.84	0.83	0.85
Ratio of net investment income to average net assets (%)	3.32	(e)	2.26	1.79		1.33	1.58	3.18
Portfolio turnover rate (%)	32	(d)	41	48		51	54	53
Net assets, end of period (in millions)	$1,947.5		$1,929.3	$1,775.7		$1,479.3	$1,082.1	$676.3

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$14.84		$11.67	$13.61		$11.91	$8.47	$17.09

Income (Loss) from Investment Operations
Net investment income (a)	0.24		0.25	0.21		0.13	0.13	0.36
Net realized and unrealized gain (loss) on investments	1.13		3.13	(2.15)		1.81	4.11	(6.39)

Total from investment operations	1.37		3.38	(1.94)		1.94	4.24	(6.03)

Less Distributions
Distributions from net investment income	(0.42)		(0.21)	0.00		(0.24)	(0.80)	(0.23)
Distributions from net realized capital gains	0.00		0.00	0.00		0.00	0.00	(2.36)

Total distributions	(0.42)		(0.21)	0.00		(0.24)	(0.80)	(2.59)

Net Asset Value, End of Period	$15.79		$14.84	$11.67		$13.61	$11.91	$8.47

Total Return (%) (c)	9.36	(d)	29.25	(14.25)		16.42	55.06	(40.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(e)	1.08	1.10		1.10	1.09	1.10
Net ratio of expenses to average net assets (%) (f)	1.05	(e)	1.06	1.08		1.09	1.08	1.10
Ratio of net investment income to average net assets (%)	3.08	(e)	1.98	1.60		1.07	1.30	2.93
Portfolio turnover rate (%)	32	(d)	41	48		51	54	53
Net assets, end of period (in millions)	$1,154.7		$1,102.6	$948.2		$975.9	$710.5	$433.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.92		$11.74	$13.67	$11.96	$8.50	$17.14

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.27	0.23	0.15	0.13	0.38
Net realized and unrealized gain (loss) on investments	1.14		3.13	(2.16)	1.80	4.14	(6.42)

Total from investment operations	1.39		3.40	(1.93)	1.95	4.27	(6.04)

Less Distributions
Distributions from net investment income	(0.44)		(0.22)	0.00	(0.24)	(0.81)	(0.24)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.36)

Total distributions	(0.44)		(0.22)	0.00	(0.24)	(0.81)	(2.60)

Net Asset Value, End of Period	$15.87		$14.92	$11.74	$13.67	$11.96	$8.50

Total Return (%) (c)	9.41	(d)	29.27	(14.12)	16.50	55.27	(40.82)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.98	1.00	1.00	0.99	1.00
Net ratio of expenses to average net assets (%) (f)	0.95	(e)	0.96	0.98	0.99	0.98	1.00
Ratio of net investment income to average net assets (%)	3.19	(e)	2.10	1.74	1.22	1.37	3.07
Portfolio turnover rate (%)	32	(d)	41	48	51	54	53
Net assets, end of period (in millions)	$127.0		$116.6	$101.9	$134.9	$126.0	$81.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $71,311,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$19,456,918	Unrealized depreciation on forward foreign currency exchange contracts	$166,890

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
State Street Bank and Trust	$19,456,918	$(166,890)	$—	$19,290,028

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
State Street Bank and Trust	$166,890	$(166,890)	$—	$—

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$43,942,637

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(868,438)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Forward foreign currency transactions	$685,262,183

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,018,809,632	$0	$1,179,356,892

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Harris Associates L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$12,566,144	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $1 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$54,800,261	$400,513	$—	$—	$54,800,261	$400,513

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$89,242,814	$—	$235,701,512	$(130,829,687)	$194,114,639

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $130,829,687.

MIST-18

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned -3.34%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2013 was a challenging environment for investors as markets faced headwinds especially in commodities and fixed income. Similar to recent years past, equities came charging out of the gates to post handsome returns as improved sentiment coupled with central bank actions encouraged risk appetite. However, the first quarter of 2013 was not absent volatility which provided opportunity for government bonds to post gains as investors coped with news regarding lower than expected U.S. GDP figures, geopolitical risks and seizure of private bank balances in Cyprus by seeking shelter in safe haven assets. Commodities bucked the trend of past years by diverging from equities and posting losses, especially in the metals and agricultural and livestock complexes.

Capital markets were weak and returns unbalanced during the second quarter as commodities and bonds experienced material declines while select equity markets generated small gains. Losses among commodities were broad based with gold and silver particularly hard hit. The more traditional drivers of demand for gold, such as serving as an inflation hedge and its perceived safe haven status, have diminished or disappeared in the last few months, understandably souring sentiment. Industrial metals and energy-related commodities also succumbed to the selling pressure, partly driven by weakening growth prospects for emerging markets, particularly China. Select agricultural commodities escaped the selling stampede, notably soybean and soymeal. Government bonds continued their selloff from May, which intensified after statements made by Fed Reserve (“Fed”) Chairman Ben Bernanke on June 19th led to fears that the Fed might be turning off the easy-money faucet. The majority of the developed equity markets ended the first half of 2013 in positive territory, despite a June selloff, but Hong Kong finished down, countering the overall favorable trend.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Positive absolute performance from the strategic equity exposures, in addition to a slightly positive impact from active positioning, drove results for the reporting period. Strategic commodity and bond exposures detracted from absolute performance. The Portfolio’s relative underperformance occurred from equity dominated markets in the beginning of the period and was perpetuated by a unique observation of correlations converging across all three asset classes while negatively performing. In this environment, the equity-dominant, risk-concentrated benchmark will tend to outperform the Portfolio’s risk-balanced approach.

Equities were the primary driver of results for the period, but gains were not uniform across all markets. During both the first and second quarter, Japanese and U.S. Equities provided narrow leadership across the major equity markets. Only Hong Kong finished lower for the period, in sympathy with emerging markets equities, which struggled during the period.

Sovereign government bonds, delivered mixed results during the 6-month period. In the first quarter, German Bunds were positive as European investors sought safe haven assets after the Italian elections and during the Cyprus banking crisis. Japanese bonds also performed well in the first quarter, while bonds from the U.K. and Canada posted marginal returns. During the second quarter, government bonds sold off across the globe on the realization that the Fed had now signaled that the timeline has been accelerated for both the reduction and cessation of bond purchasing programs. As a result, all six of the Portfolio’s bond exposures declined with U.S. treasuries and U.K. gilts being the worst performers.

Commodities started the year strong, but sold off as weakness in the Chinese and European economies, a rising dollar and increased supply in agricultural and industrial metal commodities acted in concert to depress prices. Heavy selling in gold and silver began in April and accelerated again in June as the U.S. dollar maintained its strength and inflation fears receded. Industrial metals also performed poorly as concerns grew over credit strains in the Chinese economy. Energy prices declined for the period as well, but losses were concentrated in April and caused by poor global economic data. Agriculture was the smallest detractor in the asset class due to favorable returns in soybeans and soymeal as continued congestion in Brazilian ports constricted supplies and bad weather in the U.S. delayed crop plantings.

Despite near-term challenges, we believe our results are consistent with the market environment and our goal to provide a risk mitigating strategy. Our objective remains the same—construct a risk-balanced strategic allocation and adjust tactically to provide investors with consistent, risk-adjusted returns over time.

Tactical positioning continues to overweight all six of the Portfolio’s equity exposures with Japan and US small caps being granted a slight increase during the latter part of the period. Within government bonds, where after the recent sell-off valuations look more reasonable, the Portfolio remains overweight Bunds, has moved to an overweight in the US and Canada and initiated a neutral stance from previously under-weight in Australia. Agriculture exposure sees overweights in soybeans and soymeal reduced to a neutral weight while the underweight to sugar was increased. Within energy, we increased the Portfolio’s overweights to both WTI and Brent crude, while within the metals complex, we have moved from overweight to underweight in copper and continue to maintain slight overweights to gold and silver.

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	-3.34	2.08	2.34
Dow Jones Moderate Index	4.17	10.56	7.53

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Exposures by Asset Class*

% of Net Assets
Fixed Income	70.7
Equities	37.4
Commodities	27.9

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)	Actual	0.89%	$1,000.00	$966.60	$4.34
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Municipals—5.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value
Gainesville & Hall County, GA, Development Authority Revenue
0.170%, 03/01/21 (a)	24,300,000	$24,300,000
Minnesota State Office of Higher Education Revenue
0.140%, 08/01/47 (a)	12,242,000	12,242,000
University of Virginia Real Estate Foundation
0.200%, 07/01/26 (a)	34,000,000	34,000,000

Total Municipals (Cost $70,542,000)		70,542,000

Commodity-Linked Securities—1.9%
Canadian Imperial Bank of Commerce Commodity Linked EMTN Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 11/12/13	5,725,000	4,579,428
Canadian Imperial Bank of Commerce Commodity Linked EMTN Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 12/13/13	3,800,000	3,337,540
Cargill, Inc. Commodity Linked Note, one month LIBOR rate (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 11/20/13 (144A)	5,705,000	4,954,681
Cargill, Inc. Commodity Linked Note, one month LIBOR rate (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 05/12/14	11,540,387	12,259,733

Total Commodity-Linked Securities (Cost $26,770,387)		25,131,382

Short-Term Investments—88.1%

Mutual Funds—20.7%
Premier Portfolio, Institutional Class 0.040% (b) (c)	46,623,796	46,623,796
STIC (Global Series) PLC - U.S. Dollar Liquidity Portfolio, Institutional Class 0.000% (b) (c)	183,930,848	183,930,848
STIT-Liquid Assets Portfolio, Institutional Class 0.089% (b) (c)	46,623,796	46,623,796

		277,178,440

U.S. Treasury—6.8%
U.S. Treasury Bills
0.030%, 09/05/13 (d)	4,100,000	4,099,774
0.069%, 11/07/13 (d)	23,546,000	23,540,305
0.081%, 10/24/13 (d) (e)	26,549,000	26,542,215

U.S. Treasury—(Continued)
U.S. Treasury Bills
0.086%, 09/05/13 (d)	12,700,000	$12,698,021
0.096%, 07/25/13 (d)	11,500,000	11,499,272
0.135%, 01/09/14 (d) (e)	8,100,000	8,094,276
0.137%, 01/09/14 (d) (e)	4,100,000	4,097,048

		90,570,911

Commercial Paper—60.6%
Alpine Securitization Corp.
0.142%, 07/24/13 (d)	45,000,000	44,995,975
Banque et Caisse d’Epargne de L’Etat
0.172%, 09/06/13 (d)	35,015,000	35,003,922
Barton Capital LLC
0.270%, 12/03/13 (d)	39,000,000	39,000,000
Ciesco LLC
0.162%, 07/19/13 (d)	42,019,000	42,015,638
Collateralized Commercial Paper II Co. LLC
0.183%, 08/05/13 (d)	16,020,000	16,017,197
0.297%, 12/30/13 (d)	10,670,000	10,653,817
Concord Minutemen Capital Co. LLC
0.233%, 08/16/13 (d)	45,000,000	44,986,775
CRC Funding LLC
0.172%, 07/08/13 (d)	20,000,000	19,999,339
Deutsche Bank Financial LLC
0.223%, 08/28/13 (d)	42,030,000	42,015,103
Gotham Funding Corp.
0.183%, 08/02/13 (d)	40,000,000	39,993,600
Jupiter Securitization Co. LLC
0.274%, 09/12/13 (d)	22,900,000	22,887,462
KFW
0.173%, 09/13/13 (d)	27,015,000	27,005,560
0.193%, 08/15/13 (d)	4,375,000	4,373,961
Liberty Street Funding LLC
0.142%, 07/16/13 (d)	42,045,000	42,042,547
Manhattan Asset Funding Co. LLC
0.203%, 08/12/13 (d)	9,820,000	9,817,709
Market Street Funding LLC
0.142%, 08/15/13 (d)	27,000,000	26,995,275
0.162%, 07/22/13 (d)	9,040,000	9,039,156
National Australia Funding Delaware, Inc.
0.157%, 08/12/13 (d)	40,000,000	39,992,767
Natixis US Finance Co. LLC
0.162%, 07/19/13 (d)	8,000,000	7,999,360
0.252%, 09/03/13 (d)	35,000,000	34,983,822
Nieuw Amsterdam Receivables Corp.
0.152%, 07/19/13 (d)	42,000,000	41,996,850
Nordea North America, Inc.
0.178%, 07/08/13 (d)	30,000	29,999
0.193%, 07/01/13 (d)	14,720,000	14,720,000
Scaldis Capital LLC
0.172%, 08/19/13 (d)	32,450,000	32,442,491
Societe Generale North America, Inc.
0.223%, 08/05/13 (d)	30,712,000	30,705,431

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Standard Chartered Bank
0.223%, 07/16/13 (d)	30,000,000	$29,997,250
Svenska Handelsbanken AB
0.183%, 08/20/13 (d)	36,000,000	35,991,000
Svenska Handelsbanken, Inc.
0.205%, 07/17/13 (d)	9,457,000	9,457,021
Thunder Bay Funding LLC
0.203%, 10/23/13 (d)	30,000,000	29,981,000
United Overseas Bank, Ltd.
0.183%, 09/10/13 (d)	7,000,000	6,997,515
UOB Funding LLC
0.091%, 07/01/13 (d)	20,410,000	20,410,000

		812,547,542

Total Short-Term Investments (Cost $1,180,296,893)		1,180,296,893

Total Investments—95.3% (Cost $1,277,609,280) (f)		1,275,970,275
Other assets and liabilities (net)—4.7%		63,570,041

Net Assets—100.0%		$1,339,540,316

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2013.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2013, the market value of securities pledged was $20,303,642.
(f)	As of June 30, 2013, the aggregate cost of investments was $1,277,609,280. The aggregate unrealized appreciation and depreciation of investments were $719,346 and $(2,358,351), respectively, resulting in net unrealized depreciation of $(1,639,005).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $4,954,681, which is 0.4% of net assets.
(EMTN)—	Euro Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum HG Futures	07/17/13	451	USD	21,368,738	$(1,781,244)
Aluminum HG Futures	09/18/13	350	USD	16,543,628	(1,062,690)
Australian 10 Year Treasury Bond Futures	09/16/13	1,428	AUD	174,503,028	(4,977,067)
Brent Crude Oil Futures	09/13/13	278	USD	28,106,207	44,073
Canada Government Bond 10 Year Futures	09/19/13	1,400	CAD	191,342,347	(7,006,131)
Copper LME Futures	07/17/13	326	USD	66,620,163	(11,701,388)
Euro Stoxx 50 Index Futures	09/20/13	2,730	EUR	72,203,095	(1,663,111)
FTSE 100 Index Futures	09/20/13	930	GBP	57,885,967	(888,261)
Gas Oil Futures	07/11/13	168	USD	14,529,104	309,496
Gasoline RBOB Futures	07/31/13	211	USD	24,179,230	(113,582)
German Euro Bund Futures	09/06/13	1,161	EUR	166,294,855	(2,590,458)
Hang Seng Index Futures	07/30/13	373	HKD	372,003,951	1,881,357
Japanese 10 Year Government Bond Mini Futures	09/10/13	82	JPY	11,735,807,610	(346,921)
Russell 2000 Mini Index Futures	09/20/13	777	USD	76,565,592	(831,402)
S&P 500 E-Mini Index Futures	09/20/13	1,143	USD	93,106,141	(1,706,146)
Silver Futures	09/26/13	325	USD	31,275,127	363,623
Topix Index Futures	09/12/13	925	JPY	10,076,000,739	3,889,385
Ultra Long U.S. Treasury Bond Futures	09/19/13	686	USD	97,629,897	(4,441,084)
United Kingdom Long Gilt Bond Futures	09/26/13	1,140	GBP	133,072,828	(8,375,608)
WTI Light Sweet Crude Oil Futures	11/19/13	277	USD	25,707,381	435,879

Futures Contracts—Short
Aluminum HG Futures	07/17/13	(451)	USD	(20,721,625)	1,134,131
Copper LME Futures	07/17/13	(326)	USD	(60,150,506)	5,231,730

Net Unrealized Depreciation					$(34,195,419)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	0.3300%	05/12/14	Barclays Bank PLC	Barclays Commodity Strategy 1452 Index	USD 27,181,087	$(1,311,576)	$—	$(1,311,576)
Receive	0.5300%	10/03/13	Barclays Bank PLC	Barclays Commodity Strategy 1635 Excess Return Index	USD 16,150,091	(264,355)	—	(264,355)
Receive	0.3000%	04/11/14	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper Excess Return Index	USD 27,188,320	(1,274,987)	—	(1,274,987)
Receive	0.4500%	10/15/13	JP Morgan Chase Bank N.A.	Excess Return Commodity Index	USD 15,086,512	73,809	—	73,809
Receive	0.2500%	05/07/14	Merrill Lynch	MLCX Dynamic Enhanced Copper Excess Return Index	USD 19,651,287	6,531	—	6,531
Receive	0.1400%	02/24/14	Merrill Lynch	Merrill Lynch Gold Excess Return Index	USD 20,235,763	(200,087)	—	(200,087)
Receive	0.6000%	11/04/13	Goldman Sachs Intl.	S&P GSCI 3 Month Forward Index	USD 16,664,243	(480,594)	—	(480,594)
Receive	0.0900%	04/22/14	JPMorgan Chase Bank N.A.	S&P GSCI Gold Index Excess Return	USD 17,485,760	(731,133)	—	(731,133)
Receive	0.1200%	05/16/14	Cargill, Inc.	Single Commodity Index Excess Return	USD 26,448,540	—	—	—

Totals						$(4,182,392)	$—	$(4,182,392)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Municipals	$—	$70,542,000	$—	$70,542,000
Total Commodity-Linked Securities	—	25,131,382	—	25,131,382
Short-Term Investments
Mutual Funds	277,178,440	—	—	277,178,440
U.S. Treasury	—	90,570,911	—	90,570,911
Commercial Paper	—	812,547,542	—	812,547,542
Total Short-Term Investments	277,178,440	903,118,453	—	1,180,296,893
Total Investments	$277,178,440	$998,791,835	$—	$1,275,970,275

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$13,289,674	$—	$—	$13,289,674
Futures Contracts (Unrealized Depreciation)	(47,485,093)	—	—	(47,485,093)
Total Futures Contracts	$(34,195,419)	$—	$—	$(34,195,419)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$80,340	$—	$80,340
Swap Contracts at Value (Liabilities)	—	(4,262,732)	—	(4,262,732)
Total Swap Contracts	$—	$(4,182,392)	$—	$(4,182,392)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$998,791,835
Affiliated investments at value (b)	277,178,440
Cash denominated in foreign currencies (c)	131,709
Cash collateral for futures contracts	82,218,342
Swaps at market value	80,340
Receivable for:
Fund shares sold	1,029,041
Interest	28,798
Other assets	907

Total Assets	1,359,459,412
Liabilities
Due to custodian	111
Payables for:
Investments purchased	8,097,779
Fund shares redeemed	750,669
Swaps at market value	4,262,732
Net variation margin on futures contracts	5,612,707
Swap interest	30,157
Accrued expenses:
Management fees	678,069
Distribution and service fees	278,249
Deferred trustees’ fees	12,462
Other expenses	196,161

Total Liabilities	19,919,096

Net Assets	$1,339,540,316

Net assets consist of:
Paid in surplus	$1,388,538,185
Accumulated net investment loss	(4,878,136)
Accumulated net realized loss	(3,927,025)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(40,192,708)

Net Assets	$1,339,540,316

Net Assets
Class B	$1,339,540,316
Capital Shares Outstanding*
Class B	133,360,260
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,000,430,840.
(b)	Identified cost of affiliated investments was $277,178,440.
(c)	Identified cost of cash denominated in foreign currencies was $136,250.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from affiliated investments	$69,230
Interest	881,677

Total investment income	950,907
Expenses
Management fees	3,921,863
Administration fees	18,530
Custodian and accounting fees	39,947
Distribution and service fees—Class B	1,530,844
Interest expense	67,824
Audit and tax services	37,082
Legal	8,811
Trustees’ fees and expenses	14,118
Shareholder reporting	12,175
Insurance	16
Organizational expense	904
Miscellaneous	3,248

Total expenses	5,655,362
Less management fee waiver	(184,061)

Net expenses	5,471,301

Net Investment Loss	(4,520,394)

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	7,808
Futures contracts	25,161,641
Swap contracts	(24,869,453)
Foreign currency transactions	(3,730,606)

Net realized loss	(3,430,610)

Net change in unrealized depreciation on:
Investments	(176,102)
Futures contracts	(39,222,499)
Swap contracts	(3,169,738)
Foreign currency transactions	(83,778)

Net change in unrealized depreciation	(42,652,117)

Net realized and unrealized loss	(46,082,727)

Net Decrease in Net Assets From Operations	$(50,603,121)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(4,520,394)	$(2,601,322)
Net realized gain (loss)	(3,430,610)	27,524,072
Net change in unrealized appreciation (depreciation)	(42,652,117)	2,459,409

Increase (decrease) in net assets from operations	(50,603,121)	27,382,159

From Distributions to Shareholders
Net investment income
Class B	0	(2,810,093)
Net realized capital gains
Class B	(12,689,759)	(10,176,103)

Total distributions	(12,689,759)	(12,986,196)

Increase in net assets from capital share transactions	429,746,373	958,690,860

Total Increase in Net Assets	366,453,493	973,086,823

Net Assets
Beginning of period	973,086,823	0

End of period	$1,339,540,316	$973,086,823

Undistributed net investment income (loss)
End of period	$(4,878,136)	$(357,742)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012(a)
	Shares	Value	Shares	Value
Class B
Sales	43,673,329	$462,547,224	93,179,366	$962,678,484
Reinvestments	1,213,170	12,689,759	1,239,141	12,986,196
Redemptions	(4,304,945)	(45,490,610)	(1,639,801)	(16,973,820)

Net increase	40,581,554	$429,746,373	92,778,706	$958,690,860

Increase derived from capital shares transactions		$429,746,373		$958,690,860

(a)	Commencement of operations was April 23, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012(a)

Net Asset Value, Beginning of Period	$10.49		$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.31)		0.69

Total from investment operations	(0.35)		0.63

Less Distributions
Distributions from net investment income	0.00		(0.03)
Distributions from net realized capital gains	(0.10)		(0.11)

Total distributions	(0.10)		(0.14)

Net Asset Value, End of Period	$10.04		$10.49

Total Return (%) (c)	(3.34	)(d)	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91	(e)	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.88	(e)	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.74	)(e)	(0.80	)(e)
Portfolio turnover rate (%)	5	(d)	0	(g)
Net assets, end of period (in millions)	$1,339.5		$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.

The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2013	% of Total Assets at June 30, 2013
Invesco Balanced-Risk Allocation Portfolio, Ltd.	04/23/2012	$289,311,838	21.3%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the consolidated financial statements were issued.

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the

MIST-13

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, distribution redesignations, foreign currency tax expense reclass, distribution and service fees and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts* (a)	$27,737,269
Equity	Unrealized appreciation on futures contracts* (a)	$5,770,742	Unrealized depreciation on futures contracts* (a)	5,088,920
Commodity	Swaps at market value	80,340	Swaps at market value (b)	4,262,732
	Unrealized appreciation on futures contracts* (a)	7,518,932	Unrealized depreciation on futures contracts* (a)	14,658,904

Total		$13,370,014		$51,747,825

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instrument	Collateral Received(c)	Net Amount
JPMorgan Chase Bank N.A.	$73,809	$(73,809)	$—	$—
Merrill Lynch	6,531	(6,531)	—	—

	$80,340	$(80,340)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged(c)	Net Amount
Barclays Bank plc	$1,575,931	$—	$(1,575,931)	$—
Canadian Imperial Bank of Commerce	1,274,987	—	(1,274,987)	—
Goldman Sachs Intl.	480,594	—	(480,594)	—
JPMorgan Chase Bank N.A.	731,133	(73,809)	—	657,324
Merrill Lynch	200,087	(6,531)	(193,556)	—

	$4,262,732	$(80,340)	$(3,525,068)	$657,324

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(1,728,935)	$52,786,593	$(25,896,017)	$25,161,641
Swap contracts	645,760	—	(25,515,213)	(24,869,453)

	$(1,083,175)	$52,786,593	$(51,411,230)	$292,188

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(28,317,064)	$(6,590,598)	$(4,314,837)	$(39,222,499)
Swap contracts	—	—	(3,169,738)	(3,169,738)

	$(28,317,064)	$(6,590,598)	$(7,484,575)	$(42,392,237)

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(d)
Futures contracts long	$758,471,784
Futures contracts short	16,183
Swap contracts	777,423
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes swap interest payable of $30,157.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.
(d)	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$11,540,387	$0	$4,358,000

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,921,863	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2013, there were no amounts waived or expensed repaid to the Adviser in accordance with the Expense Limitation Agreement.

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Invesco V.I. Money Market Fund	11,616,289	—	(11,616,289)	—
Premier Portfolio, Institutional Class	37,193,244	300,159,030	(290,728,478)	46,623,796
STIC (Global Series) PLC - U.S. Dollar Liquidity Portfolio, Institutional Class	143,456,545	147,305,194	(106,830,891)	183,930,848
STIT-Liquid Assets Portfolio, Institutional Class	37,193,244	300,159,030	(290,728,478)	46,623,796

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of June 30, 2013
Invesco V.I. Money Market Fund	$—	$—	$195	$—
Premier Portfolio, Institutional Class	—	—	—	46,623,796
STIC (Global Series) PLC - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	67,369	183,930,848
STIT-Liquid Assets Portfolio, Institutional Class	—	—	1,666	46,623,796

	$—	$—	$69,230	$277,178,440

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-20

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

10. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$10,672,798	$2,313,398	$12,986,196

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Deferral	Total
$9,800,440	$2,796,545	$2,055,768	$(350,655)	$14,302,098

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-21

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Invesco Comstock Portfolio returned 17.22% and 17.11%. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 15.90%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets had attractive returns throughout the six months ending June 30, 2013, with U.S. equity markets in particular turning in double-digit returns, in some cases reading all-time or multi-year highs during the period. Fixed income markets fared less well, as interest rates jumped late in the period and most bond investors saw their early year gains and more erased within a few short weeks. U.S. consumer spending began the year with headwinds from higher payroll tax rates and concerns about the impact of sequestration and its automatic spending cuts, but investors seemed to shrug off the fiscal policy debates unfolding in Washington D.C. as the improving housing market, along with consistent if not better, economic and employment data led markets generally upward. Toward the end of the period, comments from the Federal Reserve regarding the eventual tapering of bond purchases due to the sustained strength of the economy, became an ironic catalyst to a downturn in almost all asset classes. Fixed income markets reacted the most dramatically, extrapolating the potential slowing of unconventional bond purchase policy with longer term conventional interest rate policy change. Equity markets had a more rational sell-off, seemingly consolidating earlier gains.

In general, U.S. stocks outperformed international and global indices. Within the U.S., value outperformed growth within small, mid and large caps, with large value being the best performing asset class and mid growth being the worst performing asset class, posting slightly negative returns.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio outperformed the Russell 1000 Value for the 6 month period, ending June 30, 2013. All sectors within the Russell 1000 Value Index posted positive returns for the period, with materials being the only sector that posted negative returns.

On the positive side, strong stock selection and a material overweight to Information Technology acted as a large contributor to relative performance for the period. Notably, Hewlett-Packard Co. and Microsoft experienced outsized performance for the period, returning over 76% and over 31%, respectively. The bulk of the outperformance for Hewlett-Packard came in early 2013, after the company beat fourth quarter 2012 earnings estimates, mainly due to increased earnings from its printer division. Stock selection and an underweight to Materials also boosted relative performance, as Materials was the only sector within the Russell 1000 Value Index to post negative performance. The bulk of the contribution came from not owning mining companies that sold off later during the period, following a sell-off in precious and industrial metals and commodities, in general. Stock selection and an underweight to Telecommunication Services also contributed to relative performance. The Portfolio was materially underweight AT&T and the stock underperformed the sector and benchmark for the period. Stock selection and an overweight to Healthcare also enhanced performance. Specifically, Bristol-Myers Squibb Co. a pharmaceuticals company and WellPoint, Inc., a health benefits provider, performed well for the period. An overweight to Consumer Discretionary, specifically within Media, also acted as a contributor. Stock selection within Financials also enhanced performance, with Citigroup Inc. within Diversified Financials and Allstate Corp. within Insurance being two notable contributors.

On the negative side, cash acted as a detractor from relative performance. Despite a relatively low average position of approximately 3% for the period available for investment opportunities and liquidity for redemptions, cash became a drag in a strong equity market. Weak stock selection within Industrials also dampened relative performance during the period. Emerson Electric Co. was one of the largest detractors within the sector. Despite the stock rallying after periods of announcing strong profits for fourth quarter 2012 and first quarter 2013, investors shunned the stock toward the end of the period.

Turnover remains generally muted with managers trimming positions as stock valuations continue to move higher. Managers added to select positions within energy, diversified financials, industrials and retail. We reduced select holdings based on valuations within

MIST-1

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Pharmaceuticals, Software and Services and Media. While we generally apply a bottom up investment approach, the Portfolio experienced no notable sector or industry shifts as a result of the changes noted above.

The Portfolio’s exposures still reside within Diversified Financials (banks), Media, Energy and Pharmaceuticals. The Portfolio remains underweight Consumer Staples, Health Care, Industrials and Utilities, all based on our assessment of valuation.

Kevin C. Holt

Jason S. Leder

Devin E. Armstrong

Matt Seinsheimer

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
Invesco Comstock Portfolio
Class A	17.22	28.28	8.97	5.54
Class B	17.11	27.96	8.72	5.29
Russell 1000 Value Index	15.90	25.32	6.67	5.82

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception of Class A and Class B shares is 5/2/2005. Index returns are based on an inception date of 5/2/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Citigroup, Inc.	4.2
JPMorgan Chase & Co.	3.5
Microsoft Corp.	2.6
Viacom, Inc. - Class B	2.5
Time Warner Cable, Inc.	2.4
Weatherford International, Ltd.	2.4
Hewlett-Packard Co.	2.3
Wells Fargo & Co.	2.3
Merck & Co., Inc.	2.2
General Motors Co.	2.2

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	24.2
Consumer Discretionary	16.7
Health Care	14.9
Energy	14.9
Information Technology	11.1
Industrials	6.4
Consumer Staples	5.6
Materials	2.2
Utilities	2.0
Telecommunication Services	2.0

MIST-3

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.57%	$1,000.00	$1,172.20	$3.07
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B(a)	Actual	0.82%	$1,000.00	$1,171.10	$4.41
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Honeywell International, Inc.	252,178	$20,007,802
Textron, Inc. (a)	558,192	14,540,902

		34,548,704

Auto Components—0.9%
Johnson Controls, Inc.	643,090	23,016,191

Automobiles—2.2%
General Motors Co. (b)	1,606,461	53,511,216

Capital Markets—5.5%
Bank of New York Mellon Corp. (The)	1,906,187	53,468,546
Goldman Sachs Group, Inc. (The)	171,817	25,987,321
Morgan Stanley	1,431,547	34,972,693
State Street Corp.	311,900	20,338,999

		134,767,559

Commercial Banks—5.9%
Fifth Third Bancorp. (a)	1,511,441	27,281,510
PNC Financial Services Group, Inc. (The)	571,957	41,707,104
U.S. Bancorp.	469,678	16,978,860
Wells Fargo & Co.	1,371,540	56,603,456

		142,570,930

Communications Equipment—1.2%
Cisco Systems, Inc.	1,246,992	30,314,376

Computers & Peripherals—2.3%
Hewlett-Packard Co.	2,302,807	57,109,614

Diversified Financial Services—9.2%
Bank of America Corp.	3,005,989	38,657,018
Citigroup, Inc.	2,119,770	101,685,367
JPMorgan Chase & Co.	1,600,224	84,475,825

		224,818,210

Diversified Telecommunication Services—1.1%
AT&T, Inc.	307,359	10,880,509
Verizon Communications, Inc.	333,434	16,785,067

		27,665,576

Electric Utilities—2.0%
FirstEnergy Corp. (a)	437,630	16,341,104
PPL Corp. (a)	1,053,803	31,888,079

		48,229,183

Electrical Equipment—1.2%
Emerson Electric Co.	512,361	27,944,169

Electronic Equipment, Instruments & Components—1.3%
Corning, Inc.	2,199,331	31,296,480

Energy Equipment & Services—4.9%
Halliburton Co.	1,195,984	49,896,452

Energy Equipment & Services—(Continued)
Noble Corp.	325,263	$12,223,384
Weatherford International, Ltd. (b)	4,237,615	58,055,326

		120,175,162

Food & Staples Retailing—1.9%
CVS Caremark Corp.	699,228	39,981,857
Wal-Mart Stores, Inc.	79,588	5,928,510

		45,910,367

Food Products—3.3%
Archer-Daniels-Midland Co.	540,093	18,314,553
Mondelez International, Inc. - Class A	779,924	22,251,232
Tyson Foods, Inc. - Class A	631,740	16,223,083
Unilever NV	576,148	22,648,378

		79,437,246

Health Care Providers & Services—4.1%
Cardinal Health, Inc. (a)	441,796	20,852,771
UnitedHealth Group, Inc.	757,198	49,581,325
WellPoint, Inc.	370,436	30,316,483

		100,750,579

Hotels, Restaurants & Leisure—0.9%
Carnival Corp.	661,774	22,692,230

Household Durables—0.5%
Newell Rubbermaid, Inc.	467,441	12,270,326

Household Products—0.3%
Procter & Gamble Co. (The)	87,366	6,726,308

Industrial Conglomerates—2.1%
General Electric Co.	2,216,112	51,391,637

Insurance—3.1%
Aflac, Inc.	228,137	13,259,322
Allstate Corp. (The)	984,079	47,353,882
Travelers Cos., Inc. (The)	170,092	13,593,753

		74,206,957

Internet Software & Services—2.8%
eBay, Inc. (b)	699,002	36,152,384
Yahoo!, Inc. (b)	1,223,439	30,720,553

		66,872,937

Machinery—1.6%
Ingersoll-Rand plc	694,246	38,544,538

Media—9.0%
Comcast Corp. - Class A	943,306	39,505,655
News Corp. - Class B	1,292,811	42,430,057
Time Warner Cable, Inc.	524,078	58,948,294
Time Warner, Inc.	301,570	17,436,777
Viacom, Inc. - Class B	885,285	60,243,644

		218,564,427

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.9%
Alcoa, Inc. (a)	2,754,429	$21,539,635

Multiline Retail—1.6%
Kohl’s Corp. (a)	352,555	17,807,553
Target Corp.	306,131	21,080,181

		38,887,734

Oil, Gas & Consumable Fuels—9.6%
BP plc (ADR)	1,180,092	49,257,040
Chevron Corp.	268,794	31,809,082
Murphy Oil Corp.	619,686	37,732,681
Occidental Petroleum Corp.	352,212	31,427,877
QEP Resources, Inc. (a)	971,508	26,988,492
Royal Dutch Shell plc (ADR)	545,506	34,803,283
Suncor Energy, Inc.	709,427	20,921,002

		232,939,457

Paper & Forest Products—1.3%
International Paper Co.	694,773	30,785,392

Pharmaceuticals—10.4%
Bristol-Myers Squibb Co.	841,194	37,592,960
GlaxoSmithKline plc (ADR)	516,925	25,830,742
Merck & Co., Inc.	1,177,134	54,677,874
Novartis AG	433,569	30,726,778
Pfizer, Inc. (a)	1,550,717	43,435,583
Roche Holding AG (ADR)	387,660	23,982,586
Sanofi (ADR)	704,929	36,310,893

		252,557,416

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.	604,595	14,643,291

Software—2.6%
Microsoft Corp.	1,852,553	63,968,655

Specialty Retail—1.1%
Lowe’s Cos., Inc.	238,494	9,754,404
Staples, Inc. (a)	1,141,081	18,097,545

		27,851,949

Wireless Telecommunication Services—0.8%
Vodafone Group plc (ADR)	714,433	20,532,804

Total Common Stocks (Cost $1,878,520,001)		2,377,041,255

Short-Term Investments—5.6%

Mutual Fund—3.7%
State Street Navigator Securities Lending MET Portfolio (c)	90,776,759	90,776,759

Security Description	Principal Amount*	Value

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $44,999,038 on 07/01/13, collateralized by $44,990,000 U.S. Government Agency obligations at 0.250% - 2.125% due 05/26/15 - 05/31/15 with a value of $45,902,363.	44,999,000	$44,999,000

Total Short-Term Investments (Cost $135,775,759)		135,775,759

Total Investments—103.2% (Cost $2,014,295,760) (d)		2,512,817,014
Other assets and liabilities (net)—(3.2)%		(77,957,630)

Net Assets—100.0%		$2,434,859,384

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $90,039,813 and the collateral received consisted of cash in the amount of $90,776,759 and non-cash collateral with a value of $2,156,424. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $2,014,295,760. The aggregate unrealized appreciation and depreciation of investments were $537,922,709 and $(39,401,455), respectively, resulting in net unrealized appreciation of $498,521,254.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
CHF	14,882,150	Bank of New York Mellon Corp.	07/15/13	$16,201,256	$443,698
CHF	10,630,110	Citibank N.A.	07/15/13	11,571,132	315,730
CHF	16,463,910	State Street Bank and Trust	07/15/13	17,931,027	498,664
EUR	14,158,300	Bank of New York Mellon Corp.	07/15/13	18,898,074	467,981
EUR	18,223,555	Canadian Imperial Bank of Commerce	07/15/13	24,322,396	600,493
EUR	17,522,649	Citibank N.A.	07/15/13	23,386,954	577,432
EUR	11,623,120	State Street Bank and Trust	07/15/13	15,515,354	385,347
GBP	14,046,245	Bank of New York Mellon Corp.	07/15/13	21,988,554	626,809
GBP	18,962,431	Canadian Imperial Bank of Commerce	07/15/13	29,682,709	844,352
GBP	9,832,372	Citibank N.A.	07/15/13	15,392,038	438,815
GBP	9,498,590	State Street Bank and Trust	07/15/13	14,872,227	426,626

Net Unrealized Appreciation					$5,625,947

(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$34,548,704	$—	$—	$34,548,704
Auto Components	23,016,191	—	—	23,016,191
Automobiles	53,511,216	—	—	53,511,216
Capital Markets	134,767,559	—	—	134,767,559
Commercial Banks	142,570,930	—	—	142,570,930
Communications Equipment	30,314,376	—	—	30,314,376
Computers & Peripherals	57,109,614	—	—	57,109,614
Diversified Financial Services	224,818,210	—	—	224,818,210
Diversified Telecommunication Services	27,665,576	—	—	27,665,576
Electric Utilities	48,229,183	—	—	48,229,183
Electrical Equipment	27,944,169	—	—	27,944,169
Electronic Equipment, Instruments & Components	31,296,480	—	—	31,296,480
Energy Equipment & Services	120,175,162	—	—	120,175,162
Food & Staples Retailing	45,910,367	—	—	45,910,367
Food Products	79,437,246	—	—	79,437,246

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$100,750,579	$—	$—	$100,750,579
Hotels, Restaurants & Leisure	22,692,230	—	—	22,692,230
Household Durables	12,270,326	—	—	12,270,326
Household Products	6,726,308	—	—	6,726,308
Industrial Conglomerates	51,391,637	—	—	51,391,637
Insurance	74,206,957	—	—	74,206,957
Internet Software & Services	66,872,937	—	—	66,872,937
Machinery	38,544,538	—	—	38,544,538
Media	218,564,427	—	—	218,564,427
Metals & Mining	21,539,635	—	—	21,539,635
Multiline Retail	38,887,734	—	—	38,887,734
Oil, Gas & Consumable Fuels	232,939,457	—	—	232,939,457
Paper & Forest Products	30,785,392	—	—	30,785,392
Pharmaceuticals	221,830,638	30,726,778	—	252,557,416
Semiconductors & Semiconductor Equipment	14,643,291	—	—	14,643,291
Software	63,968,655	—	—	63,968,655
Specialty Retail	27,851,949	—	—	27,851,949
Wireless Telecommunication Services	20,532,804	—	—	20,532,804
Total Common Stocks	2,346,314,477	30,726,778	—	2,377,041,255
Short-Term Investments
Mutual Fund	90,776,759	—	—	90,776,759
Repurchase Agreement	—	44,999,000	—	44,999,000
Total Short-Term Investments	90,776,759	44,999,000	—	135,775,759
Total Investments	$2,437,091,236	$75,725,778	$—	$2,512,817,014

Collateral for securities loaned (Liability)	$—	$(90,776,759)	$—	$(90,776,759)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$5,625,947	$—	$5,625,947

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$2,512,817,014
Cash	4,302
Cash denominated in foreign currencies (c)	169
Unrealized appreciation on forward foreign currency exchange contracts	5,625,947
Receivable for:
Investments sold	7,370,291
Fund shares sold	410,173
Dividends	5,016,030
Interest	39

Total Assets	2,531,243,965
Liabilities
Payables for:
Investments purchased	3,005,864
Fund shares redeemed	1,163,223
Collateral for securities loaned	90,776,759
Accrued Expenses:
Management fees	1,103,812
Distribution and service fees	138,883
Deferred trustees’ fees	41,001
Other expenses	155,039

Total Liabilities	96,384,581

Net Assets	$2,434,859,384

Net assets consist of:
Paid in surplus	$2,274,449,291
Undistributed net investment income	23,090,310
Accumulated net realized loss	(366,822,893)
Unrealized appreciation on investments and foreign currency transactions	504,142,676

Net Assets	$2,434,859,384

Net Assets
Class A	$1,763,739,234
Class B	671,120,150
Capital Shares Outstanding*
Class A	139,929,508
Class B	53,412,919
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.60
Class B	12.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,014,295,760.
(b)	Includes securities loaned at value of $90,039,813.
(c)	Identified cost of cash denominated in foreign currencies was $172.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$27,095,975
Interest	3,376
Securities lending income	139,172

Total investment income	27,238,523
Expenses
Management fees	6,585,058
Administration fees	29,132
Custodian and accounting fees	89,855
Distribution and service fees—Class B	814,943
Audit and tax services	19,511
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	48,471
Insurance	6,839
Miscellaneous	7,401

Total expenses	7,624,333
Less management fee waiver	(208,003)

Net expenses	7,416,330

Net Investment Income	19,822,193

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	87,148,763
Foreign currency transactions	(2,184,072)

Net realized gain	84,964,691

Net change in unrealized appreciation on:
Investments	249,108,934
Foreign currency transactions	9,052,200

Net change in unrealized appreciation	258,161,134

Net realized and unrealized gain	343,125,825

Net Increase in Net Assets From Operations	$362,948,018

(a)	Net of foreign withholding taxes of $654,485.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,822,193	$38,387,255
Net realized gain	84,964,691	147,157,780
Net change in unrealized appreciation	258,161,134	172,946,609

Increase in net assets from operations	362,948,018	358,491,644

From Distributions to Shareholders
Net investment income
Class A	(23,547,092)	(23,206,545)
Class B	(7,435,457)	(7,530,053)

Total distributions	(30,982,549)	(30,736,598)

Decrease in net assets from capital share transactions	(28,480,368)	(158,108,847)

Total Increase in Net Assets	303,485,101	169,646,199

Net Assets
Beginning of period	2,131,374,283	1,961,728,084

End of period	$2,434,859,384	$2,131,374,283

Undistributed net investment income
End of period	$23,090,310	$34,250,666

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,145,796	$111,981,175	2,850,112	$28,861,743
Reinvestments	1,987,096	23,547,092	2,297,678	23,206,545
Redemptions	(11,034,802)	(133,446,020)	(16,197,303)	(168,067,245)

Net increase (decrease)	98,090	$2,082,247	(11,049,513)	$(115,998,957)

Class B
Sales	2,273,900	$27,436,968	7,046,652	$69,486,777
Reinvestments	629,057	7,435,457	747,029	7,530,053
Redemptions	(5,425,833)	(65,435,040)	(11,675,121)	(119,126,720)

Net decrease	(2,522,876)	$(30,562,615)	(3,881,440)	$(42,109,890)

Decrease derived from capital shares transactions		$(28,480,368)		$(158,108,847)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.90		$9.32	$9.55	$8.43	$6.85	$11.26

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.19	0.17	0.13	0.13	0.21
Net realized and unrealized gain (loss) on investments	1.76		1.55	(0.27)	1.14	1.64	(4.06)

Total from investment operations	1.87		1.74	(0.10)	1.27	1.77	(3.85)

Less Distributions
Distributions from net investment income	(0.17)		(0.16)	(0.13)	(0.15)	(0.19)	(0.19)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.37)

Total distributions	(0.17)		(0.16)	(0.13)	(0.15)	(0.19)	(0.56)

Net Asset Value, End of Period	$12.60		$10.90	$9.32	$9.55	$8.43	$6.85

Total Return (%) (b)	17.22	(c)	18.76	(1.17)	15.12	26.89	(35.79)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.60	0.61	0.64	0.64	0.61
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.58	0.61	0.64	0.64	0.61
Ratio of net investment income to average net assets (%)	1.78	(d)	1.90	1.81	1.51	1.95	2.35
Portfolio turnover rate (%)	8	(c)	17	25	29	44	40
Net assets, end of period (in millions)	$1,763.7		$1,524.2	$1,406.5	$828.0	$782.7	$1,257.6

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.85		$9.28	$9.52	$8.41	$6.83	$11.22

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.17	0.14	0.11	0.10	0.19
Net realized and unrealized gain (loss) on investments	1.76		1.53	(0.27)	1.13	1.65	(4.04)

Total from investment operations	1.85		1.70	(0.13)	1.24	1.75	(3.85)

Less Distributions
Distributions from net investment income	(0.14)		(0.13)	(0.11)	(0.13)	(0.17)	(0.17)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.37)

Total distributions	(0.14)		(0.13)	(0.11)	(0.13)	(0.17)	(0.54)

Net Asset Value, End of Period	$12.56		$10.85	$9.28	$9.52	$8.41	$6.83

Total Return (%) (b)	17.11	(c)	18.43	(1.48)	14.85	26.57	(35.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.85	0.86	0.89	0.89	0.86
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.83	0.86	0.89	0.89	0.86
Ratio of net investment income to average net assets (%)	1.53	(d)	1.65	1.50	1.28	1.39	2.10
Portfolio turnover rate (%)	8	(c)	17	25	29	44	40
Net assets, end of period (in millions)	$671.1		$607.1	$555.3	$582.6	$505.8	$107.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and return of capital adjustment. These adjustments have no impact on net assets or the results of operations.

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $44,999,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$5,625,947

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Bank of New York Mellon Corp.	$1,538,488	$—	$—	$1,538,488
Canadian Imperial Bank of Commerce	1,444,845	—	—	1,444,845
Citibank N.A.	1,331,977	—	—	1,331,977
State Street Bank and Trust	1,310,637	—	—	1,310,637

	$5,625,947	$—	$—	$5,625,947

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(2,649,617)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$9,056,725

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Forward foreign currency transactions	$202,293,454

(a)	Averages are based on activity levels during 2013.

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$173,361,739	$0	$222,650,122

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $414,297 in sales of investments which are included above.

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $67,581,027 in purchases of investments, which are included above.

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Adviser”), for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$6,585,058	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio (formerly, Van Kampen Comstock Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$30,736,598	$17,986,243	$—	$—	$30,736,598	$17,986,243

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$30,855,514	$—	$229,428,153	$(431,803,416)	$(171,519,749)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $431,803,416.

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 15.21%, 14.97%, and 15.11%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 17.44%.

MARKET ENVIRONMENT / CONDITIONS

Global developed equity markets had attractive returns throughout the six months ending June 30, 2013, with U.S. equity markets in particular turning in double-digit returns, in some cases hitting all-time or multi-year highs during the period. Fixed income markets fared less well, as interest rates jumped late in the period and most bond investors saw their early year gains and more erased within a few short weeks. U.S. consumer spending began the year with headwinds from higher payroll tax rates and concerns about the impact of sequestration and its automatic spending cuts, but investors seemed to shrug off the fiscal policy debates unfolding in Washington D.C. as the improving housing market, along with consistent if not better, economic and employment data led markets generally upward. Toward the end of the period, comments from the Fed surrounding the eventual tapering of bond purchases due to the sustained strength of the economy became an ironic catalyst to a downturn in almost all asset classes. Fixed income markets reacted the most dramatically, extrapolating the potential slowing of unconventional bond purchase policy with longer term conventional interest rate policy change. Equity markets had a more rational sell-off, seemingly consolidating earlier gains.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio had strong positive returns but underperformed versus the Russell 2000 Growth Index. Stock selection in the Information Technology sector had the greatest negative impact on relative performance, although performance in Industrials, Consumer Discretionary and Health Care stocks was also below the index. The Portfolio outperformed in the Financials and Energy sectors based on positive stock selection.

The Portfolio underperformed by the widest margin in the Information Technology (IT) sector due primarily to stock selection. The recurring theme in IT corporate spending during the period was a weaker than expected environment for both providers and buyers, with larger deals being delayed in the year and taking longer to close. One of the Portfolio’s leading detractors has been a solid contributor to previous performance. Solarwinds Inc. is a provider of powerful and affordable IT management software. Their lower priced products continued to gain market share through their innovative web-based delivery model. However, the company’s exceptional growth has slowed as their higher purchase price products became a drag on the company’s growth. The company took initial steps during the period to provide higher-end clients better sales and service. NetGear Inc. was also a detractor during the period. This seller of network technology solutions to small business and individual consumers saw a slowdown in their growth which hurt performance. However the company also made an acquisition of a wireless hotspot company, which was less profitable, had slower growth, and few synergies, so we sold the stock based on this divergence from our investment thesis. Arris Group Inc. was another relative detractor. The company has recently entered into strategic corporate partnerships which give it substantial investors with vested interests in the long term success of the company. However the generally weak corporate IT spending environment has hurt near term results.

The Portfolio also underperformed in the Industrials sector. The main impact to the Portfolio’s relative performance in the sector was from stock selection, but this included the impact of not owning several airlines and car rental companies which were up tremendously during the period. One stock we did own in this sector which hurt performance was Tetra Tech Inc. An engineering and construction firm which specializes in water-related projects, the company experienced some setbacks during the period which we believe are temporary in nature.

The Portfolio outperformed by the widest margin in the Financials sector. The Portfolio’s overweight allocation to banks, especially those with resilient niche investment lending or robust loan growth profiles contributed to performance. Banks which benefitted performance included SVB Financial Group, Privatebancorp Inc. and East West Bancorp Inc.

In the Energy sector, Lufkin Industries Inc. has a strong business in artificial lift, which is used to help bring oil and gas to the surface of drilled wells. The stock was up strongly when they agreed in principle to be acquired for a substantial premium and we sold the position, locking in gains. Atwood Oceanics Inc. was another Energy contributor during the period.

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio positioning is based primarily on our bottom-up stock selection process, and our long term investment horizon leads to relatively low turnover. Throughout the period the Portfolio maintained a “barbell” positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes were modest within this framework, however the most significant changes included an increase in the Industrials and Health Care sectors. Exposure to the Consumer Discretionary and Information Technology sectors was decreased.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Manager

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	15.21	25.28	9.56	9.51
Class B	14.97	24.89	9.27	9.29
Class E	15.11	25.06	9.38	9.41
Russell 2000 Growth Index	17.44	23.67	8.89	9.62

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
CoStar Group, Inc.	1.8
Manhattan Associates, Inc.	1.5
PAREXEL International Corp.	1.3
SBA Communications Corp. - Class A	1.2
Aspen Technology, Inc.	1.2
Sinclair Broadcast Group, Inc. - Class A	1.1
ValueClick, Inc.	1.1
Penn National Gaming, Inc.	1.1
Affiliated Managers Group, Inc.	1.1
Pool Corp.	1.1

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	24.0
Health Care	18.6
Consumer Discretionary	16.4
Industrials	16.2
Financials	10.2
Energy	6.9
Materials	3.2
Consumer Staples	2.4
Telecommunication Services	1.2
Utilities	0.9

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.85%	$1,000.00	$1,152.10	$4.54
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class B(a)	Actual	1.10%	$1,000.00	$1,149.70	$5.86
	Hypothetical*	1.10%	$1,000.00	$1,019.34	$5.51

Class E(a)	Actual	1.00%	$1,000.00	$1,151.10	$5.33
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Hexcel Corp. (a)	337,863	$11,504,235
TransDigm Group, Inc.	79,946	12,533,135

		24,037,370

Air Freight & Logistics—1.5%
Forward Air Corp.	291,591	11,162,104
HUB Group, Inc. - Class A (a) (b)	338,003	12,310,069

		23,472,173

Auto Components—1.8%
Tenneco, Inc. (a)	359,033	16,257,014
TRW Automotive Holdings Corp. (a)	196,000	13,022,240

		29,279,254

Biotechnology—4.0%
Acorda Therapeutics, Inc. (a) (b)	261,436	8,624,774
Amarin Corp. plc (ADR) (a) (b)	734,322	4,259,068
BioMarin Pharmaceutical, Inc. (a)	205,784	11,480,689
Incyte Corp., Ltd. (a) (b)	640,317	14,086,974
Seattle Genetics, Inc. (a) (b)	334,879	10,535,293
United Therapeutics Corp. (a) (b)	212,441	13,982,867

		62,969,665

Building Products—1.0%
AO Smith Corp. (b)	423,247	15,355,401

Capital Markets—3.4%
Affiliated Managers Group, Inc. (a)	104,639	17,154,518
Greenhill & Co., Inc. (b)	194,099	8,878,088
SEI Investments Co.	472,866	13,443,580
Stifel Financial Corp. (a)	425,639	15,182,543

		54,658,729

Chemicals—1.9%
Intrepid Potash, Inc. (b)	275,919	5,256,257
Olin Corp. (b)	506,724	12,120,838
Rockwood Holdings, Inc.	190,120	12,173,384

		29,550,479

Commercial Banks—4.1%
East West Bancorp, Inc.	474,579	13,050,923
Huntington Bancshares, Inc.	1,305,746	10,289,278
PrivateBancorp, Inc.	644,228	13,664,076
Prosperity Bancshares, Inc. (b)	245,534	12,716,206
SVB Financial Group (a)	179,720	14,974,270

		64,694,753

Commercial Services & Supplies—1.4%
Steelcase, Inc. - Class A	710,393	10,357,530
Tetra Tech, Inc. (a)	472,965	11,119,407

		21,476,937

Communications Equipment—0.6%
ARRIS Group, Inc. (a)	684,634	$9,824,498

Construction & Engineering—0.9%
MasTec, Inc. (a) (b)	428,954	14,112,587

Construction Materials—0.7%
Martin Marietta Materials, Inc. (b)	119,164	11,728,121

Distributors—1.1%
Pool Corp.	326,267	17,099,653

Electric Utilities—0.9%
ITC Holdings Corp. (b)	147,384	13,456,159

Electrical Equipment—1.1%
Acuity Brands, Inc. (b)	180,060	13,598,131
Regal-Beloit Corp.	49,761	3,226,503

		16,824,634

Electronic Equipment, Instruments & Components—3.7%
Cognex Corp.	256,003	11,576,456
IPG Photonics Corp. (b)	152,945	9,288,350
Littelfuse, Inc.	192,475	14,360,560
National Instruments Corp. (b)	397,524	11,106,820
SYNNEX Corp. (a) (b)	285,383	12,065,993

		58,398,179

Energy Equipment & Services—3.2%
Atwood Oceanics, Inc. (a)	225,054	11,714,061
Dresser-Rand Group, Inc. (a)	219,518	13,166,690
Dril-Quip, Inc. (a)	163,575	14,769,187
Patterson-UTI Energy, Inc.	583,666	11,296,855

		50,946,793

Food & Staples Retailing—0.7%
Harris Teeter Supermarkets, Inc.	223,278	10,462,807

Food Products—1.7%
B&G Foods, Inc.	394,147	13,420,705
Lancaster Colony Corp. (b)	179,001	13,960,288

		27,380,993

Health Care Equipment & Supplies—4.4%
Insulet Corp. (a) (b)	353,794	11,112,670
Masimo Corp. (b)	393,124	8,334,229
Meridian Bioscience, Inc. (b)	309,002	6,643,543
NuVasive, Inc. (a)	412,165	10,217,570
Sirona Dental Systems, Inc. (a)	161,204	10,620,120
STERIS Corp.	321,707	13,794,796
Thoratec Corp. (a)	307,366	9,623,629

		70,346,557

Health Care Providers & Services—5.2%
Centene Corp. (a)	304,926	15,996,418
Chemed Corp. (b)	189,560	13,729,831

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Health Management Associates, Inc. - Class A (a)	954,784	$15,009,204
HealthSouth Corp. (a)	424,570	12,227,616
MEDNAX, Inc. (a)	135,782	12,434,916
VCA Antech, Inc. (a) (b)	509,578	13,294,890

		82,692,875

Health Care Technology—0.4%
HMS Holdings Corp. (a) (b)	294,988	6,873,220

Hotels, Restaurants & Leisure—5.3%
Cheesecake Factory, Inc. (The) (b)	291,883	12,226,979
Choice Hotels International, Inc. (b)	221,724	8,800,226
Domino’s Pizza, Inc. (b)	293,732	17,080,516
Jack in the Box, Inc. (a)	396,328	15,571,727
Life Time Fitness, Inc. (a) (b)	274,212	13,740,763
Penn National Gaming, Inc. (a) (b)	326,962	17,283,211

		84,703,422

Household Durables—0.7%
Ethan Allen Interiors, Inc. (b)	361,022	10,397,434

Insurance—0.8%
Brown & Brown, Inc.	369,789	11,921,997

Internet Software & Services—4.4%
CoStar Group, Inc. (a)	217,929	28,128,096
DealerTrack Holdings, Inc. (a)	359,242	12,727,944
OpenTable, Inc. (a) (b)	178,801	11,434,324
ValueClick, Inc. (a) (b)	723,602	17,858,497

		70,148,861

IT Services—0.9%
Alliance Data Systems Corp. (a) (b)	72,871	13,191,837
EPAM Systems, Inc. (a)	50,618	1,375,797

		14,567,634

Leisure Equipment & Products—0.6%
Brunswick Corp. (b)	312,374	9,980,349

Life Sciences Tools & Services—2.5%
PAREXEL International Corp. (a)	445,306	20,457,358
PerkinElmer, Inc.	320,529	10,417,192
Techne Corp. (b)	117,661	8,128,022

		39,002,572

Machinery—5.4%
Crane Co.	223,625	13,399,610
ITT Corp. (b)	480,628	14,135,270
Lincoln Electric Holdings, Inc.	277,141	15,871,865
Lindsay Corp. (b)	162,249	12,165,430
WABCO Holdings, Inc. (a)	177,348	13,246,122
Wabtec Corp.	309,819	16,553,629

		85,371,926

Marine—0.9%
Kirby Corp. (a) (b)	184,776	$14,697,083

Media—1.1%
Sinclair Broadcast Group, Inc. - Class A	614,013	18,039,702

Metals & Mining—0.6%
Allied Nevada Gold Corp. (a) (b)	6,847	44,369
Carpenter Technology Corp. (b)	208,914	9,415,754

		9,460,123

Oil, Gas & Consumable Fuels—3.6%
Berry Petroleum Co. - Class A	261,174	11,052,884
Energen Corp.	213,574	11,161,377
Oasis Petroleum, Inc. (a) (b)	380,944	14,807,294
Resolute Energy Corp. (a) (b)	747,041	5,961,387
Ultra Petroleum Corp. (a) (b)	670,188	13,283,126

		56,266,068

Pharmaceuticals—1.8%
Jazz Pharmaceuticals plc (a)	200,097	13,752,667
Salix Pharmaceuticals, Ltd. (a)	225,590	14,922,778

		28,675,445

Real Estate Investment Trusts—1.8%
Colonial Properties Trust	499,200	12,040,704
Corrections Corp. of America	474,137	16,059,020

		28,099,724

Road & Rail—0.8%
Swift Transportation Co. (a)	727,952	12,040,326

Semiconductors & Semiconductor Equipment—4.3%
Microsemi Corp. (a)	507,940	11,555,635
MKS Instruments, Inc.	339,615	9,013,382
Power Integrations, Inc. (b)	305,827	12,404,343
Semtech Corp. (a)	386,893	13,552,862
Silicon Laboratories, Inc. (a)	261,608	10,833,188
Teradyne, Inc. (a) (b)	656,118	11,527,993

		68,887,403

Software—9.6%
ANSYS, Inc. (a)	184,225	13,466,847
Aspen Technology, Inc. (a) (b)	663,035	19,088,778
Cadence Design Systems, Inc. (a) (b)	868,823	12,580,557
CommVault Systems, Inc. (a) (b)	180,948	13,732,144
Informatica Corp. (a)	436,789	15,278,879
Interactive Intelligence Group, Inc. (a)	277,195	14,303,262
Manhattan Associates, Inc. (a)	306,552	23,653,552
Mentor Graphics Corp.	651,620	12,739,171
MICROS Systems, Inc. (a) (b)	250,387	10,804,199
MicroStrategy, Inc. - Class A (a)	79,130	6,881,145
SolarWinds, Inc. (a)	261,343	10,142,722

		152,671,256

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—4.0%
DSW, Inc. - Class A	204,301	$15,009,994
Group 1 Automotive, Inc. (b)	197,752	12,721,386
Monro Muffler Brake, Inc. (b)	254,930	12,249,387
Tractor Supply Co. (b)	133,318	15,679,530
Vitamin Shoppe, Inc. (a) (b)	184,094	8,254,775

		63,915,072

Textiles, Apparel & Luxury Goods—1.5%
Steven Madden, Ltd. (a)	248,819	12,037,863
Under Armour, Inc. - Class A (a) (b)	192,734	11,508,147

		23,546,010

Trading Companies & Distributors—1.6%
Watsco, Inc. (b)	158,328	13,293,219
WESCO International, Inc. (a) (b)	185,046	12,575,726

		25,868,945

Wireless Telecommunication Services—1.2%
SBA Communications Corp. - Class A (a)	259,297	19,219,094

Total Common Stocks (Cost $1,137,157,484)		1,563,122,283

Short-Term Investments—22.7%

Mutual Fund—22.2%
State Street Navigator Securities Lending MET Portfolio (c)	351,722,003	351,722,003

Security Description	Principal Amount*	Value

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $8,461,007 on 07/01/13, collateralized by $8,645,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $8,634,194.	8,461,000	$8,461,000

Total Short-Term Investments (Cost $360,183,003)		360,183,003

Total Investments—121.3% (Cost $1,497,340,487) (d)		1,923,305,286
Other assets and liabilities (net)—(21.3)%		(337,558,740)

Net Assets—100.0%		$1,585,746,546

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $345,166,419 and the collateral received consisted of cash in the amount of $351,722,003 and non-cash collateral with a value of $1,985,270. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,497,340,487. The aggregate unrealized appreciation and depreciation of investments were $456,727,289 and $(30,762,490), respectively, resulting in net unrealized appreciation of $425,964,799.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,563,122,283	$—	$—	$1,563,122,283
Short-Term Investments
Mutual Fund	351,722,003	—	—	351,722,003
Repurchase Agreement	—	8,461,000	—	8,461,000
Total Short-Term Investments	351,722,003	8,461,000	—	360,183,003
Total Investments	$1,914,844,286	$8,461,000	$—	$1,923,305,286

Collateral for securities loaned (Liability)	$—	$(351,722,003)	$—	$(351,722,003)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,923,305,286
Cash	585
Receivable for:
Investments sold	16,755,872
Fund shares sold	269,342
Dividends and interest	540,214

Total Assets	1,940,871,299
Liabilities
Payables for:
Investments purchased	778,865
Fund shares redeemed	1,272,295
Collateral for securities loaned	351,722,003
Accrued Expenses:
Management fees	1,084,658
Distribution and service fees	75,727
Deferred trustees’ fees	41,001
Other expenses	150,204

Total Liabilities	355,124,753

Net Assets	$1,585,746,546

Net assets consist of:
Paid in surplus	$1,033,095,957
Undistributed net investment income	871,895
Accumulated net realized gain	125,813,895
Unrealized appreciation on investments	425,964,799

Net Assets	$1,585,746,546

Net Assets
Class A	$1,210,797,263
Class B	360,942,916
Class E	14,006,367
Capital Shares Outstanding*
Class A	71,964,187
Class B	22,098,641
Class E	843,434
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.82
Class B	16.33
Class E	16.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,497,340,487.
(b)	Includes securities loaned at value of $345,166,419.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$7,822,501
Interest	1,221
Securities lending income	429,440

Total investment income	8,253,162
Expenses
Management fees	6,936,833
Administration fees	20,719
Custodian and accounting fees	65,280
Distribution and service fees—Class B	437,934
Distribution and service fees—Class E	9,700
Audit and tax services	19,511
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	41,036
Insurance	5,156
Miscellaneous	6,717

Total expenses	7,566,009
Less management fee waiver	(123,972)
Less broker commission recapture	(10,458)

Net expenses	7,431,579

Net Investment Income	821,583

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	128,143,637
Futures contracts	(1,989,068)
Foreign currency transactions	93

Net realized gain	126,154,662

Net change in unrealized appreciation on investments	103,494,771

Net realized and unrealized gain	229,649,433

Net Increase in Net Assets From Operations	$230,471,016

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$821,583	$6,569,897
Net realized gain	126,154,662	95,718,074
Net change in unrealized appreciation	103,494,771	158,022,662

Increase in net assets from operations	230,471,016	260,310,633

From Distributions to Shareholders
Net investment income
Class A	(5,352,864)	0
Class B	(813,978)	0
Class E	(43,094)	0
Net realized capital gains
Class A	(72,744,049)	(74,437,402)
Class B	(22,123,511)	(20,528,494)
Class E	(815,717)	(737,571)

Total distributions	(101,893,213)	(95,703,467)

Increase (decrease) in net assets from capital share transactions	(147,383,452)	17,544,091

Total Increase (Decrease) in Net Assets	(18,805,649)	182,151,257

Net Assets
Beginning of period	1,604,552,195	1,422,400,938

End of period	$1,585,746,546	$1,604,552,195

Undistributed net investment income
End of period	$871,895	$6,260,248

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,286,257	$56,042,435	4,202,912	$63,039,438
Reinvestments	4,987,031	78,096,913	5,009,247	74,437,402
Redemptions	(16,922,973)	(289,091,604)	(7,606,890)	(116,357,715)

Net increase (decrease)	(8,649,685)	$(154,952,256)	1,605,269	$21,119,125

Class B
Sales	1,527,695	$24,994,356	3,079,281	$45,355,899
Reinvestments	1,508,053	22,937,489	1,419,674	20,528,494
Redemptions	(2,607,453)	(42,389,501)	(4,634,698)	(68,176,370)

Net increase (decrease)	428,295	$5,542,344	(135,743)	$(2,291,977)

Class E
Sales	179,883	$2,994,773	92,910	$1,394,704
Reinvestments	55,515	858,811	50,243	737,571
Redemptions	(109,569)	(1,827,124)	(231,962)	(3,415,332)

Net increase (decrease)	125,829	$2,026,460	(88,809)	$(1,283,057)

Increase (decrease) derived from capital shares transactions		$(147,383,452)		$17,544,091

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$15.67		$14.07	$14.19	$11.22	$8.36		$14.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.07	(0.03)	(0.03)	(0.00	)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	2.28		2.48	(0.09)	3.00	2.86		(5.35)

Total from investment operations	2.29		2.55	(0.12)	2.97	2.86		(5.36)

Less Distributions
Distributions from net investment income	(0.08)		0.00	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(1.06)		(0.95)	0.00	0.00	0.00		(1.14)

Total distributions	(1.14)		(0.95)	0.00	0.00	0.00		(1.14)

Net Asset Value, End of Period	$16.82		$15.67	$14.07	$14.19	$11.22		$8.36

Total Return (%) (c)	15.21	(d)	18.51	(0.85)	26.47	34.21		(38.60)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87	0.88	0.89	0.90		0.89
Net ratio of expenses to average net assets (%) (f)	0.85	(e)	0.86	0.87	0.87	0.90		0.89
Ratio of net investment income (loss) to average net assets (%)	0.15	(e)	0.48	(0.21)	(0.22)	0.03		(0.07)
Portfolio turnover rate (%)	12	(d)	28	40	36	31		43
Net assets, end of period (in millions)	$1,210.8		$1,263.5	$1,111.8	$1,074.4	$719.1		$371.6

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$15.23		$13.73	$13.88	$11.00	$8.22		$14.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.03	(0.07)	(0.06)	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	2.21		2.42	(0.08)	2.94	2.80		(5.26)

Total from investment operations	2.20		2.45	(0.15)	2.88	2.78		(5.30)

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(1.06)		(0.95)	0.00	0.00	0.00		(1.14)

Total distributions	(1.10)		(0.95)	0.00	0.00	0.00		(1.14)

Net Asset Value, End of Period	$16.33		$15.23	$13.73	$13.88	$11.00		$8.22

Total Return (%) (c)	14.97	(d)	18.23	(1.08)	26.18	33.82		(38.73)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(e)	1.12	1.13	1.14	1.15		1.14
Net ratio of expenses to average net assets (%) (f)	1.10	(e)	1.11	1.12	1.12	1.15		1.14
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(e)	0.22	(0.46)	(0.47)	(0.23)		(0.33)
Portfolio turnover rate (%)	12	(d)	28	40	36	31		43
Net assets, end of period (in millions)	$360.9		$330.0	$299.4	$282.4	$221.8		$159.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.47		$13.92	$14.06	$11.13	$8.31	$14.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	0.04	(0.05)	(0.05)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	2.26		2.46	(0.09)	2.98	2.83	(5.32)

Total from investment operations	2.26		2.50	(0.14)	2.93	2.82	(5.35)

Less Distributions
Distributions from net investment income	(0.06)		0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.06)		(0.95)	0.00	0.00	0.00	(1.14)

Total distributions	(1.12)		(0.95)	0.00	0.00	0.00	(1.14)

Net Asset Value, End of Period	$16.61		$15.47	$13.92	$14.06	$11.13	$8.31

Total Return (%) (c)	15.11	(d)	18.34	(1.00)	26.33	33.94	(38.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.02	1.03	1.04	1.05	1.04
Net ratio of expenses to average net assets (%) (f)	1.00	(e)	1.01	1.02	1.02	1.05	1.04
Ratio of net investment income (loss) to average net assets (%)	0.04	(e)	0.30	(0.36)	(0.38)	(0.13)	(0.23)
Portfolio turnover rate (%)	12	(d)	28	40	36	31	43
Net assets, end of period (in millions)	$14.0		$11.1	$11.2	$11.5	$11.3	$9.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to broker commission recapture, foreign currency gains and losses, return of capital adjustments, passive foreign investment companies (PFICs) and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $8,461,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12 through April 16, 2013, the Portfolio had bought and sold $109,354,579 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $(1,989,068) which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to setoff. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$187,073,671	$0	$426,207,679

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $975,949 in purchases and $27,286,964 in sales of investments which are included above.

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $46,382,973 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$6,936,833	0.880%	First $500 million
	0.830%	Over $500 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-17

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$—	$95,703,467	$—	$95,703,467	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$22,475,965	$79,373,727	$322,258,720	$—	$424,108,412

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-18

Met Investors Series Trust

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Janus Forty Portfolio returned 7.28%, 7.17%, and 7.22%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 11.80%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets posted strong results in the first half of 2013 as confidence in the U.S. economy increased, due to a stronger housing market and improving jobs data. However economic improvement also stoked concerns the Federal Reserve might ease off its loose monetary policies that have helped fuel the broad market rally. These fears led to increased volatility toward the end of June.

During the six-month period, flows to equity markets increased, helping create a favorable backdrop for stock investing. While most stocks rose, we were pleased to see some individual companies with good fundamentals get rewarded by the market and outperform after putting up impressive results. During the period, capital allocation decisions remained an important issue for investors and businesses alike, as many investors sought high dividend paying companies, and many businesses focused on reducing share count. Developed markets generally outperformed emerging markets during the period, and value stocks generally outperformed growth stocks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Our selections in Technology and Industrials sectors detracted from relative performance during the period, while stock selection in the Health Care and Financials sectors contributed to relative results.

Two holdings in the Portfolio had a sizable negative impact on performance over the six-month period. We have trimmed both positions to more accurately reflect their long term risk/reward profiles.

During the reporting period, Apple was the largest detractor from performance. We trimmed the position in an effort to more accurately reflect the long-term competitive advantages of the company. However, at current valuation levels we think the market is overlooking some of the positive attributes of the company. Apple is undoubtedly being challenged by Google, a new holding in the Portfolio, to win market share among first-time and lower-end smartphone users. Many of these consumers have shown a preference for low-cost devices that use Google’s Android operating system. However, Apple still has a very sticky customer base of high-end consumers, and we believe there is optionality from a product upgrade cycle or potential innovation.

FANUC, was another large detractor, and we have also trimmed its position size. The company has been affected by the economic slowdown in China. However, we think that over the long term the company will benefit from higher penetration of computer numeric control (CNC) systems in machine tools, and from increased automation in China, as wage inflation becomes a bigger concern for the country’s businesses.

While those two companies weighed on performance during the period, we were pleased with the results of many of the companies in the portfolio. Celgene was the largest contributor during the period. This global biotechnology company seeks to deliver truly innovative and life-changing drugs for the treatment of cancer and other severe immune, inflammatory conditions. We believe there is the potential for continued strong growth ahead for Celgene’s blood-cancer-fighting Revlimid drug franchise and believe its additional pipeline products could further supplement this growth. Some of the new drugs that we believe could become meaningful contributors include Apremilast, an oral drug to treat psoriatic arthritis and psoriasis, Abraxane for pancreatic cancer, and Pomalyst for refractory multiple myeloma. We also appreciate management’s willingness to utilize free cash flow for share repurchases and acquisitions.

News Corp. was also a top contributor. The diversified media company’s plans to split the company into two separate businesses, one for its more profitable entertainment business and the other for publishing businesses, we take as evidence, along with share buybacks and accretive acquisitions, that management is focused on increasing shareholder value. We feel the fundamental growth rates for the company’s global entertainment businesses continue to be strong and are well positioned to gain market share. We also like the company’s role as a provider of media content, which we think will increase in value going forward.

MIST-1

Met Investors Series Trust

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio ended the period with an overweight to the Health Care and Consumer Discretionary sectors. The Portfolio ended the period with underweights to the Consumer Staples, Energy and Industrial sectors.

Doug Rao

Portfolio Manager

Janus Capital Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Janus Forty Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Janus Forty Portfolio
Class A	7.28	15.22	1.79	9.34	—
Class B	7.17	14.94	1.54	—	4.91
Class E	7.22	15.05	1.64	—	5.02
Russell 1000 Growth Index	11.80	17.07	7.47	7.40	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception of Class A shares is 3/19/1982. Inception of Class B and Class E shares is 4/28/2007.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Express Scripts Holding Co.	7.1
News Corp. - Class A	6.9
Celgene Corp.	5.6
Google, Inc. - Class A	4.1
Apple, Inc.	3.9
Zoetis, Inc.	3.6
EMC Corp.	3.4
Cie Financiere Richemont S.A. - Class A	3.3
Precision Castparts Corp.	3.3
U.S. Bancorp.	3.2

Top Sectors

% of Market Value of Total Long-Term Investments
Consumer Discretionary	28.3
Health Care	26.0
Information Technology	23.2
Financials	8.2
Industrials	6.4
Telecommunication Services	3.7
Materials	2.7
Consumer Staples	1.5

MIST-3

Met Investors Series Trust

Janus Forty Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Janus Forty Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.64%	$1,000.00	$1,072.80	$3.29
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B(a)	Actual	0.89%	$1,000.00	$1,071.70	$4.57
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class E(a)	Actual	0.79%	$1,000.00	$1,072.20	$4.06
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Janus Forty Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Precision Castparts Corp.	284,475	$64,294,195

Auto Components—2.4%
Delphi Automotive plc	918,538	46,560,691

Beverages—1.5%
Pernod-Ricard S.A.	265,237	29,398,384

Biotechnology—9.3%
Celgene Corp. (a)	941,911	110,118,815
Gilead Sciences, Inc. (a)	612,528	31,367,559
Vertex Pharmaceuticals, Inc. (a)	542,757	43,350,001

		184,836,375

Chemicals—2.0%
Monsanto Co.	403,592	39,874,890

Commercial Banks—3.2%
U.S. Bancorp.	1,742,799	63,002,184

Computers & Peripherals—7.2%
Apple, Inc.	192,252	76,147,172
EMC Corp.	2,842,905	67,149,416

		143,296,588

Diversified Telecommunication Services—1.5%
Iliad S.A.	139,712	30,143,470

Electronic Equipment, Instruments & Components—4.7%
Amphenol Corp. - Class A	519,728	40,507,601
TE Connectivity, Ltd.	1,153,895	52,548,378

		93,055,979

Health Care Equipment & Supplies—1.6%
Intuitive Surgical, Inc. (a)	61,712	31,262,065

Health Care Providers & Services—9.1%
DaVita HealthCare Partners, Inc. (a)	328,496	39,682,317
Express Scripts Holding Co. (a)	2,275,425	140,370,968

		180,053,285

Hotels, Restaurants & Leisure—2.7%
MGM Resorts International (a) (b)	3,631,037	53,666,727

Insurance—4.9%
AIA Group, Ltd.	13,791,700	57,960,531
Prudential plc	2,420,674	39,795,016

		97,755,547

Internet & Catalog Retail—3.1%
Amazon.com, Inc. (a)	76,295	21,186,359
priceline.com, Inc. (a)	49,370	40,835,408

		62,021,767

Internet Software & Services—7.1%
eBay, Inc. (a)	1,159,008	$59,943,894
Google, Inc. - Class A (a)	92,414	81,358,513

		141,302,407

IT Services—2.6%
Mastercard, Inc. - Class A	89,227	51,260,911

Machinery—3.1%
FANUC Corp.	421,300	61,091,524

Media—6.9%
News Corp. - Class A (b)	4,170,815	135,968,569

Metals & Mining—0.7%
Turquoise Hill Resources, Ltd. (a) (b)	2,195,666	13,020,299

Pharmaceuticals—5.7%
Valeant Pharmaceuticals International, Inc. (a)	469,341	40,400,873
Zoetis, Inc. (b)	2,330,546	71,990,566

		112,391,439

Software—1.3%
VMware, Inc. - Class A (a) (b)	375,437	25,150,525

Specialty Retail—6.0%
L Brands, Inc.	1,181,215	58,174,839
TJX Cos., Inc.	1,224,604	61,303,676

		119,478,515

Textiles, Apparel & Luxury Goods—6.9%
Cie Financiere Richemont S.A. - Class A	741,396	65,036,456
NIKE, Inc. - Class B	664,926	42,342,488
Prada S.p.A. (b)	3,146,100	28,342,724

		135,721,668

Wireless Telecommunication Services—2.1%
Crown Castle International Corp. (a)	570,681	41,311,597

Total Common Stocks (Cost $1,580,295,219)		1,955,919,601

Short-Term Investments—4.6%

Mutual Fund—4.2%
State Street Navigator Securities Lending MET Portfolio (c)	82,777,398	82,777,398

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Janus Forty Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $7,450,006 on 07/01/13, collateralized by $7,610,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $7,600,488.	7,450,000	$7,450,000

Total Short-Term Investments (Cost $90,227,398)		90,227,398

Total Investments—103.5% (Cost $1,670,522,617) (d)		2,046,146,999
Other assets and liabilities (net)—(3.5)%		(69,101,343)

Net Assets—100.0%		$1,977,045,656

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $80,810,721 and the collateral received consisted of cash in the amount of $82,777,398. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,670,522,617. The aggregate unrealized appreciation and depreciation of investments were $407,627,889 and $(32,003,507), respectively, resulting in net unrealized appreciation of $375,624,382.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Janus Forty Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$64,294,195	$—	$—	$64,294,195
Auto Components	46,560,691	—	—	46,560,691
Beverages	—	29,398,384	—	29,398,384
Biotechnology	184,836,375	—	—	184,836,375
Chemicals	39,874,890	—	—	39,874,890
Commercial Banks	63,002,184	—	—	63,002,184
Computers & Peripherals	143,296,588	—	—	143,296,588
Diversified Telecommunication Services	—	30,143,470	—	30,143,470
Electronic Equipment, Instruments & Components	93,055,979	—	—	93,055,979
Health Care Equipment & Supplies	31,262,065	—	—	31,262,065
Health Care Providers & Services	180,053,285	—	—	180,053,285
Hotels, Restaurants & Leisure	53,666,727	—	—	53,666,727
Insurance	—	97,755,547	—	97,755,547
Internet & Catalog Retail	62,021,767	—	—	62,021,767
Internet Software & Services	141,302,407	—	—	141,302,407
IT Services	51,260,911	—	—	51,260,911
Machinery	—	61,091,524	—	61,091,524
Media	135,968,569	—	—	135,968,569
Metals & Mining	13,020,299	—	—	13,020,299
Pharmaceuticals	112,391,439	—	—	112,391,439
Software	25,150,525	—	—	25,150,525
Specialty Retail	119,478,515	—	—	119,478,515
Textiles, Apparel & Luxury Goods	42,342,488	93,379,180	—	135,721,668
Wireless Telecommunication Services	41,311,597	—	—	41,311,597
Total Common Stocks	1,644,151,496	311,768,105	—	1,955,919,601
Short-Term Investments
Mutual Fund	82,777,398	—	—	82,777,398
Repurchase Agreement	—	7,450,000	—	7,450,000
Total Short-Term Investments	82,777,398	7,450,000	—	90,227,398
Total Investments	$1,726,928,894	$319,218,105	$—	$2,046,146,999

Collateral for securities loaned (Liability)	$—	$(82,777,398)	$—	$(82,777,398)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Janus Forty Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$2,046,146,999
Cash	2,059,933
Cash denominated in foreign currencies (c)	412,143
Receivable for:
Investments sold	15,381,463
Fund shares sold	752,380
Dividends and interest	1,000,487

Total Assets	2,065,753,405
Liabilities
Payables for:
Investments purchased	3,683,859
Fund shares redeemed	867,581
Collateral for securities loaned	82,777,398
Accrued expenses:
Management fees	1,005,009
Distribution and service fees	104,903
Deferred trustees’ fees	41,001
Other expenses	227,998

Total Liabilities	88,707,749

Net Assets	$1,977,045,656

Net assets consist of:
Paid in surplus	$1,381,118,685
Distributions in excess on net investment income	(731,736)
Accumulated net realized gain	221,034,841
Unrealized appreciation on investments and foreign currency transactions	375,623,866

Net Assets	$1,977,045,656

Net Assets
Class A	$1,456,528,406
Class B	480,633,477
Class E	39,883,773
Capital Shares Outstanding*
Class A	17,585,464
Class B	6,060,173
Class E	493,373
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$82.83
Class B	79.31
Class E	80.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,670,522,617.
(b)	Includes securities loaned at value of $80,810,721.
(c)	Identified cost of cash denominated in foreign currencies was $415,708.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$10,002,556
Interest	3,547
Securities lending income	89,775

Total investment income	10,095,878
Expenses
Management fees	5,960,318
Administration fees	23,938
Custodian and accounting fees	105,268
Distribution and service fees—Class B	605,887
Distribution and service fees—Class E	30,531
Audit and tax services	19,518
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	47,180
Insurance	5,924
Miscellaneous	5,840

Total expenses	6,827,526
Less management fee waiver	(114,043)
Less broker commission recapture	(18,144)

Net expenses	6,695,339

Net Investment Income	3,400,539

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	249,236,515
Foreign currency transactions	(54,565)

Net realized gain	249,181,950

Net change in unrealized depreciation on:
Investments	(120,300,549)
Foreign currency transactions	(26,483)

Net change in unrealized depreciation	(120,327,032)

Net realized and unrealized gain	128,854,918

Net Increase in Net Assets From Operations	$132,255,457

(a)	Net of foreign withholding taxes of $176,050.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Janus Forty Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,400,539	$15,024,335
Net realized gain	249,181,950	6,840,071
Net change in unrealized appreciation (depreciation)	(120,327,032)	340,941,178

Increase in net assets from operations	132,255,457	362,805,584

From Distributions to Shareholders
Net investment income
Class A	(11,768,970)	(5,837,440)
Class B	(2,989,896)	(1,056,031)
Class E	(278,459)	(115,043)

Total distributions	(15,037,325)	(7,008,514)

Increase (decrease) in net assets from capital share transactions	46,635,500	(179,376,050)

Total Increase in Net Assets	163,853,632	176,421,020

Net Assets
Beginning of period	1,813,192,024	1,636,771,004

End of period	$1,977,045,656	$1,813,192,024

Undistributed (distributions in excess of) net investment income
End of period	$(731,736)	$10,905,050

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,544,479	$126,841,725	410,638	$30,486,318
Reinvestments	149,523	11,768,970	77,594	5,837,440
Redemptions	(719,061)	(58,913,063)	(2,947,401)	(218,879,590)

Net increase (decrease)	974,941	$79,697,632	(2,459,169)	$(182,555,832)

Class B
Sales	404,965	$31,420,086	1,133,628	$80,840,933
Reinvestments	39,648	2,989,896	14,647	1,056,031
Redemptions	(818,044)	(63,869,963)	(1,112,247)	(79,127,540)

Net increase (decrease)	(373,431)	$(29,459,981)	36,028	$2,769,424

Class E
Sales	29,359	$2,336,888	161,027	$11,717,952
Reinvestments	3,623	278,459	1,566	115,043
Redemptions	(78,150)	(6,217,498)	(158,182)	(11,422,637)

Net increase (decrease)	(45,168)	$(3,602,151)	4,411	$410,358

Increase (decrease) derived from capital shares transactions		$46,635,500		$(179,376,050)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Janus Forty Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$77.85		$63.65	$69.87	$64.76	$45.22	$83.81

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.66	0.32	0.29	0.07	0.02
Net realized and unrealized gain (loss) on investments	5.48		13.86	(5.32)	5.94	19.47	(32.34)

Total from investment operations	5.65		14.52	(5.00)	6.23	19.54	(32.32)

Less Distributions
Distributions from net investment income	(0.67)		(0.32)	(1.22)	(1.12)	0.00	(4.38)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.89)

Total distributions	(0.67)		(0.32)	(1.22)	(1.12)	0.00	(6.27)

Net Asset Value, End of Period	$82.83		$77.85	$63.65	$69.87	$64.76	$45.22

Total Return (%) (b)	7.28	(c)	22.83	(7.32)	9.68	43.21	(41.85)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.66	0.66	0.67	0.68	0.67
Net ratio of expenses to average net assets (%) (e)	0.64	(d)	0.65	0.66	0.67	0.68	0.67
Ratio of net investment income to average net assets (%)	0.43	(d)	0.89	0.47	0.46	0.12	0.02
Portfolio turnover rate (%)	39	(c)	7	47	41	27	61
Net assets, end of period (in millions)	$1,456.5		$1,293.1	$1,213.8	$1,395.5	$1,271.8	$627.8

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$74.48		$60.93	$66.97	$62.17	$43.52	$81.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.48	0.15	0.14	(0.07)	(0.17)
Net realized and unrealized gain (loss) on investments	5.24		13.23	(5.10)	5.68	18.72	(31.12)

Total from investment operations	5.31		13.71	(4.95)	5.82	18.65	(31.29)

Less Distributions
Distributions from net investment income	(0.48)		(0.16)	(1.09)	(1.02)	0.00	(4.36)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.89)

Total distributions	(0.48)		(0.16)	(1.09)	(1.02)	0.00	(6.25)

Net Asset Value, End of Period	$79.31		$74.48	$60.93	$66.97	$62.17	$43.52

Total Return (%) (b)	7.17	(c)	22.51	(7.54)	9.40	42.85	(41.99)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.91	0.91	0.92	0.93	0.93
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.90	0.91	0.92	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	0.17	(d)	0.68	0.22	0.23	(0.13)	(0.27)
Portfolio turnover rate (%)	39	(c)	7	47	41	27	61
Net assets, end of period (in millions)	$480.6		$479.2	$389.8	$420.5	$314.8	$136.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Janus Forty Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$75.94		$62.10	$68.19	$63.25	$44.23	$82.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.56	0.20	0.19	(0.02)	(0.10)
Net realized and unrealized gain (loss) on investments	5.34		13.49	(5.18)	5.80	19.04	(31.63)

Total from investment operations	5.45		14.05	(4.98)	5.99	19.02	(31.73)

Less Distributions
Distributions from net investment income	(0.55)		(0.21)	(1.11)	(1.05)	0.00	(4.37)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.89)

Total distributions	(0.55)		(0.21)	(1.11)	(1.05)	0.00	(6.26)

Net Asset Value, End of Period	$80.84		$75.94	$62.10	$68.19	$63.25	$44.23

Total Return (%) (b)	7.22	(c)	22.64	(7.45)	9.50	43.00	(41.94)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.81	0.81	0.82	0.83	0.83
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.80	0.81	0.82	0.83	0.82
Ratio of net investment income (loss) to average net assets (%)	0.27	(d)	0.78	0.30	0.30	(0.03)	(0.15)
Portfolio turnover rate (%)	39	(c)	7	47	41	27	61
Net assets, end of period (in millions)	$39.9		$40.9	$33.2	$46.5	$50.8	$27.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Janus Forty Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due

MIST-13

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to broker commission recapture, foreign currency transactions, expired capital loss carryforwards, litigation reclass and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $7,450,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

MIST-14

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$783,020,922	$0	$720,980,838

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $38,545,726 in purchases of investments and $1,959,186 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Janus Capital Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-15

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$5,960,318	0.650%	First $1 billion
	0.600%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-16

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$7,008,514	$31,817,029	$—	$—	$7,008,514	$31,817,029

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,992,849	$—	$491,651,183	$(27,899,566)	$478,744,466

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Total
$27,899,566	$27,899,566

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the JPMorgan Core Bond Portfolio returned -2.85%. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.44%. Since inception on February 28, 2013, the Class A shares of the JPMorgan Core Bond Portfolio returned -2.70%. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.17% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Market participants reacted to the Federal Reserve (“Fed”) Chairman Ben Bernanke’s testimony to Congress in May during which he indicated that the Fed could begin reducing its $85 billion in monthly asset purchases at one of its next few meetings if improvements in economic growth seemed sustainable. Largely ignored was that he also indicated they could increase purchases or revisit the program as needed. Increases in the Fed’s target short-term interest rates remain dependent on a strong labor market and healthy economy. Despite fairly strong employment numbers as of late, inflation and Gross Domestic Product (GDP) growth remain low, with the Fed suggesting a rate hike in early 2015. In all, U.S. Treasury rates, credit markets and equities have weakened on the Fed’s remarks. The sell-off in Treasuries and risk markets was even more aggressive after the June 19th Federal Open Market Committee (FOMC) meeting when the Fed reiterated the possibility of scaling back asset purchases later in the year and added that purchases may end in mid-2014 if incoming data is consistent with the Fed’s “rosy” forecasts. Although the Fed reinforced that its policies would be data dependent, rates backed up fiercely, sending the ten-year Treasury yield over 2.60% in June, from just 1.63% on May 1st.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Performance during the first six months of 2013 was impacted by the initial ramp-up period for the Portfolio. Compounding this was the volatile nature of the fixed income markets, especially during the final few weeks of the six month time period. February and March were positive months for the Portfolio relative to the benchmark as the Portfolio deployed cash into the marketplace and took advantage of selective spread widening to add positions in various sectors. During the second quarter, the Portfolio trailed the benchmark. The mortgage allocation in the Portfolio detracted as a whole during the same time period, but certain segments of the mortgage allocation performed better than others. Agency and Non-Agency Collateralized Mortgage Obligations (CMOs) did well relative to the benchmark mortgage positions. Detracting from performance during the period was the Portfolio’s allocation to Treasuries, as a longer duration position and curve positioning within this sector worked against the Portfolio. The Portfolio’s underweight to credit relative to the benchmark contributed to performance as credit spreads widened during the period.

At the end of the six month time period, the allocations in the portfolio were as follows: Treasury, 30.70%; Agency debt, 2.41%; Mortgage-Backed Securities (MBS), 44.27%; Asset-Backed Securities (ABS), 4.21%; Commercial Mortgage-Backed Securities (CMBS), 1.40%; Credit, 16.25%; and Cash, 0.76%. At period end, duration was in line with the benchmark and reflective of the uncertainty surrounding interest rates. The Portfolio remained underweight the longer end of the curve relative to the benchmark, with more of a focus upon the belly of the curve (3-10 years).

Douglas Swanson

Peter Simons

Henry Song

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	—	—	—	-2.70
Class B	-2.85	-0.88	3.11	2.90
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	5.00

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgagebacked securities.

2 Inception of Class A shares is 2/28/2013. Inception of Class B (formerly Class C) shares is 4/28/2008. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
U.S. Treasury Notes	24.2
Fannie Mae Pool	14.2
Government National Mortgage Association (CMO)	7.1
Freddie Mac Gold Pool	4.2
U.S. Treasury Coupon Strips	3.7
U.S. Treasury Bonds	2.6
Freddie Mac REMICS (CMO)	2.6
Fannie Mae REMICS (CMO)	2.6
Freddie Mac 30 Yr. Gold Pool	2.4
Ginnie Mae II Pool	2.0

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	74.5
Corporate Bonds & Notes	16.2
Mortgage-Backed Securities	4.6
Asset-Backed Securities	4.2
Foreign Government	0.5

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)(b)	Actual	0.44%	$1,000.00	$973.00	$1.46
	Hypothetical*	0.44%	$1,000.00	$1,015.37	$1.49

Class B(a)(c)	Actual	0.71%	$1,000.00	$971.50	$3.47
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days for Class B and 123 days for Class A) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) Commencement of operations was February 28, 2013.

(c) On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—73.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—34.0%
Fannie Mae 10 Yr. Pool 3.670%, 07/25/23 (a)	2,500,000	$2,523,450
4.500%, 07/01/21	1,720,123	1,825,136
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	3,532,400	3,684,536
4.500%, 10/01/30	1,123,382	1,202,712
5.000%, 11/01/29	2,802,048	3,035,216
6.000%, 02/01/28	781,489	856,804
6.000%, 07/01/28	1,034,332	1,131,349
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	2,985,193	3,034,457
3.500%, 08/01/42	2,254,109	2,291,308
3.500%, 01/01/43	4,323,549	4,394,900
3.500%, 03/01/43	10,393,691	10,573,727
4.500%, 02/01/40	1,171,088	1,264,475
5.000%, 09/01/35	2,905,578	3,128,398
6.000%, 12/01/39	1,759,543	1,912,177
Fannie Mae ARM Pool 0.530%, 05/01/23 (b)	20,875,000	20,927,431
0.578%, 02/01/23 (b)	5,000,000	5,004,408
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	1,954,806	2,229,541
Fannie Mae Pool
1.735%, 05/01/20	15,000,000	14,478,981
1.750%, 06/01/20	7,542,000	7,256,517
1.800%, 02/01/20	3,120,316	3,038,460
1.810%, 01/01/20	4,466,608	4,358,032
2.010%, 07/01/19	3,000,000	2,989,153
2.010%, 06/01/20	12,541,000	12,128,058
2.330%, 11/01/22	17,810,000	16,961,877
2.350%, 05/01/23	4,992,541	4,723,161
2.360%, 05/01/23	9,500,000	8,978,505
2.420%, 05/01/23	5,992,929	5,682,144
2.420%, 06/01/23	5,000,000	4,737,347
2.450%, 11/01/22	3,000,000	2,850,126
2.460%, 02/01/23	1,489,235	1,428,483
2.500%, 04/01/23	2,000,000	1,875,922
2.510%, 06/01/23	4,000,000	3,818,547
2.520%, 05/01/23	25,000,000	23,446,259
2.530%, 05/01/23	4,289,000	4,106,460
2.540%, 05/01/23	5,000,000	4,791,447
2.640%, 04/01/23	1,995,527	1,924,200
2.640%, 05/01/23	2,397,285	2,310,362
2.680%, 04/01/19	1,000,000	1,033,161
2.700%, 05/01/23	5,000,000	4,761,333
2.703%, 04/01/23	2,496,913	2,432,409
2.720%, 03/01/23	3,287,919	3,196,948
2.740%, 06/01/23	3,000,000	2,909,324
2.900%, 06/01/22	7,860,005	7,702,564
3.000%, 05/01/22	3,500,000	3,504,751
3.000%, 01/01/43	6,122,692	5,862,946
3.200%, 11/01/20	11,021,619	11,338,288
3.440%, 11/01/21	4,178,642	4,320,754
3.500%, 08/01/26	1,609,582	1,648,591
3.500%, 02/01/33	6,410,578	6,503,151
3.500%, 05/01/33	7,807,032	7,919,810

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
3.500%, 12/01/42	8,449,274	$8,441,926
3.500%, 03/01/43	9,929,979	9,921,332
3.500%, 05/01/43	32,885,626	32,857,014
3.500%, 06/01/43	7,987,678	7,980,775
3.728%, 07/01/22	5,986,437	6,328,163
3.738%, 06/01/18	1,967,092	2,149,960
3.770%, 12/01/20	2,409,624	2,556,353
3.772%, 05/01/22	9,968,370	10,548,580
3.970%, 07/01/21	4,886,480	5,272,755
3.990%, 12/01/20	2,856,244	3,063,438
4.000%, 10/01/32	2,575,127	2,656,074
4.000%, 12/01/40	1,250,343	1,292,788
4.000%, 07/01/42	4,831,550	4,984,639
4.260%, 12/01/19	2,856,608	3,148,081
4.330%, 04/01/20	4,016,014	4,437,640
4.380%, 04/01/21	3,250,000	3,596,602
4.770%, 06/01/19	3,717,685	4,164,449
Fannie Mae REMICS (CMO)
0.657%, 03/25/27 (b)	1,256,120	1,237,251
0.693%, 05/25/35 (b)	6,531,192	6,531,192
0.693%, 10/25/42 (b)	1,945,875	1,958,305
1.093%, 03/25/38 (b)	1,517,837	1,536,282
3.000%, 05/25/26	3,591,549	3,637,876
3.500%, 07/25/24	3,289,683	3,480,862
3.500%, 02/25/43	9,797,579	10,040,422
3.500%, 03/25/43	6,275,687	6,510,937
4.500%, 07/25/38	1,027,402	1,059,812
5.000%, 03/25/40	13,200,000	14,547,812
5.750%, 08/25/36	746,588	739,848
6.000%, 01/25/36	1,400,000	1,539,547
6.337%, 01/25/41 (b) (c)	10,185,473	2,417,710
6.500%, 07/18/28	421,346	483,453
Fannie Mae-Aces
2.207%, 01/25/22	10,000,000	9,530,810
2.280%, 12/27/22	9,391,000	8,736,325
2.389%, 01/25/23 (b)	3,000,000	2,786,001
Freddie Mac 15 Yr. Gold Pool
3.500%, 05/01/26	1,577,486	1,648,743
Freddie Mac 20 Yr. Gold Pool
3.500%, 03/01/32	2,838,510	2,934,865
Freddie Mac 30 Yr. Gold Pool
3.000%, TBA (d)	10,000,000	9,746,875
3.500%, 08/01/42	6,215,612	6,304,587
3.500%, 10/01/42	5,628,008	5,708,571
3.500%, 11/01/42	7,311,194	7,415,851
3.500%, 04/01/43	3,205,563	3,253,059
3.500%, TBA (d)	15,000,000	15,192,188
5.000%, 08/01/39	3,203,014	3,501,280
6.000%, 12/01/39	1,853,711	2,012,013
Freddie Mac ARM Non-Gold Pool
3.990%, 07/01/40 (b)	9,481,178	10,072,157
Freddie Mac Gold Pool
3.500%, 12/01/32	8,578,231	8,928,315
3.500%, 01/01/33	12,254,568	12,754,617
3.500%, 02/01/33	15,377,922	16,005,547

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Gold Pool
3.500%, 03/01/33	10,736,163	$11,174,649
3.500%, 04/01/33	13,919,509	14,489,464
3.500%, 05/01/33	5,028,361	5,233,113
3.500%, 06/01/43	4,992,000	5,006,875
4.000%, 09/01/32	2,716,555	2,918,417
4.000%, 11/01/32	6,254,938	6,700,217
4.000%, 12/01/32	3,331,968	3,569,172
4.000%, 01/01/33	1,380,983	1,479,393
4.000%, 02/01/33	1,259,806	1,349,507
5.000%, 02/01/34	1,126,938	1,195,472
Freddie Mac REMICS (CMO) 0.643%, 01/15/41 (b)	862,947	871,500
0.950%, 03/15/24 (b)	1,548,732	1,564,370
3.500%, 12/15/25	1,000,000	1,027,787
3.500%, 12/15/29	1,756,214	1,829,037
3.500%, 08/15/39	5,000,000	5,267,200
3.500%, 01/15/42	1,502,659	1,486,177
4.500%, 03/15/40	1,000,000	1,034,229
5.000%, 05/15/22	15,091,225	15,887,001
5.000%, 10/15/34	4,017,029	4,187,444
6.000%, 07/15/35	12,664,166	14,164,047
6.000%, 03/15/36	2,314,934	2,700,662
6.178%, 10/15/37 (b) (c)	11,028,221	1,905,059
6.208%, 11/15/36 (b) (c)	8,160,939	1,184,315
6.500%, 05/15/28	1,144,238	1,281,280
6.500%, 03/15/37	2,037,573	2,362,478
Freddie Mac Strips
0.693%, 08/15/42 (b)	963,021	964,329
3.000%, 01/15/43	9,856,936	9,630,273
Freddie Mac Strips (CMO)
0.643%, 09/15/42 (b)	10,236,195	10,302,203
0.693%, 08/15/42 (b)	4,867,287	4,901,807
0.693%, 10/15/42 (b)	1,458,780	1,472,150
Ginnie Mae II Pool
4.375%, 06/20/63	10,011,087	10,962,140
4.433%, 05/20/63	15,628,447	17,152,221
4.462%, 05/20/63	10,001,452	11,001,598
4.479%, 04/20/63	5,013,656	5,538,590

		741,485,954

Federal Agencies—9.0%
Government National Mortgage Association (CMO)
0.450%, 02/20/63 (b)	9,930,651	9,903,252
0.498%, 08/20/60 (b)	1,430,082	1,427,221
0.498%, 11/20/62 (b)	1,054,446	1,052,468
0.538%, 12/20/62 (b)	3,410,720	3,384,850
0.598%, 02/20/62 (b)	9,930,367	9,910,883
0.608%, 03/20/63 (b)	998,039	992,897
0.618%, 02/20/63 (b)	2,705,388	2,691,831
0.668%, 03/20/63 (b)	4,912,837	4,904,584
0.678%, 04/20/63 (b)	10,012,575	9,978,692
0.692%, 09/20/37 (b)	819,390	825,976
0.698%, 01/20/63 (b)	4,674,017	4,688,932

Federal Agencies—(Continued)
Government National Mortgage Association (CMO)
0.698%, 04/20/63 (b)	10,157,105	$10,131,844
0.748%, 04/20/62 (b)	1,002,326	1,006,027
1.650%, 02/20/63	17,067,085	16,635,117
1.650%, 04/20/63	10,019,661	9,751,375
1.750%, 03/20/63	2,503,436	2,447,286
2.000%, 03/16/25	1,637,796	1,729,250
2.000%, 06/20/62	3,935,762	3,960,490
3.500%, 05/20/35	726,625	751,216
4.000%, 02/20/37	671,040	698,885
4.500%, 08/20/33	2,281,974	2,329,750
4.500%, 08/20/34	1,719,899	1,754,794
4.500%, 06/20/36	936,086	972,037
4.526%, 04/20/43 (b)	3,557,000	3,890,469
4.715%, 11/20/42 (b)	15,537,980	17,659,644
5.000%, 12/20/33	2,000,000	2,227,992
5.000%, 09/20/38	5,741,715	6,236,970
5.000%, 06/16/39	1,497,937	1,672,158
5.000%, 07/20/39	4,863,318	5,358,326
5.000%, 10/20/39	3,286,699	3,620,183
5.251%, 06/20/40 (b)	7,835,933	8,890,470
5.500%, 02/20/33	605,124	649,545
5.500%, 07/16/33 (c)	2,161,657	472,405
5.500%, 06/20/36	1,182,475	1,237,888
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20	42,209,000	36,067,000
Tennessee Valley Authority
5.250%, 09/15/39	600,000	675,076
6.235%, 07/15/45	4,250,000	4,989,844
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	629,109
Zero Coupon, 06/15/35	750,000	292,640

		196,499,376

U.S. Treasury—30.6%
U.S. Treasury Bonds
4.375%, 02/15/38	1,000,000	1,170,938
4.500%, 05/15/38	1,000,000	1,193,125
4.750%, 02/15/37	2,000,000	2,467,500
5.000%, 05/15/37	18,750,000	23,932,612
5.250%, 11/15/28	13,000,000	16,526,250
5.250%, 02/15/29	500,000	636,094
5.500%, 08/15/28	3,000,000	3,903,750
6.125%, 08/15/29	5,000,000	6,955,470
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/18	5,000,000	4,703,915
Zero Coupon, 05/15/18	6,000,000	5,598,798
Zero Coupon, 02/15/21	30,000,000	25,430,070
Zero Coupon, 05/15/21	15,000,000	12,597,150
Zero Coupon, 11/15/21	21,000,000	17,254,881
Zero Coupon, 05/15/22	5,000,000	4,027,775
Zero Coupon, 05/15/31	9,000,000	4,838,805
Zero Coupon, 11/15/33	9,000,000	4,363,821
Zero Coupon, 05/15/35	4,000,000	1,825,624

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.250%, 10/31/13	15,000,000	$15,007,620
0.250%, 01/15/15	10,500,000	10,497,953
0.750%, 12/31/17	10,000,000	9,783,590
0.750%, 02/28/18	25,000,000	24,388,675
0.875%, 01/31/18	20,000,000	19,643,760
1.000%, 01/15/14	45,000,000	45,212,715
1.000%, 08/31/19	25,000,000	23,937,500
1.250%, 02/29/20	11,000,000	10,590,074
1.375%, 11/30/18	10,000,000	9,931,250
1.375%, 01/31/20	8,000,000	7,777,504
1.500%, 08/31/18	37,000,000	37,104,044
1.750%, 10/31/18	3,000,000	3,042,186
1.750%, 05/15/22	2,500,000	2,383,790
2.125%, 08/15/21	40,000,000	39,837,520
2.375%, 10/31/14	9,000,000	9,256,644
2.500%, 04/30/15	6,000,000	6,236,484
2.625%, 06/30/14	6,000,000	6,144,846
2.625%, 01/31/18	20,000,000	21,225,000
2.625%, 08/15/20	20,000,000	20,900,000
2.625%, 11/15/20	24,000,000	25,006,872
3.125%, 04/30/17	10,000,000	10,797,660
3.125%, 05/15/21	27,000,000	28,993,356
3.250%, 05/31/16	8,000,000	8,602,496
3.625%, 02/15/21	44,000,000	48,905,296
4.250%, 11/15/13	10,000,000	10,153,520
4.500%, 02/15/16	25,000,000	27,568,350
5.125%, 05/15/16	40,000,000	45,121,880

		665,477,163

Total U.S. Treasury & Government Agencies (Cost $1,657,100,907)		1,603,462,493

Corporate Bonds & Notes—16.0%

Aerospace/Defense—0.1%
Northrop Grumman Corp. 1.750%, 06/01/18	418,000	405,430
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	458,054
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,154,145

		3,017,629

Agriculture—0.1%
Bunge NA Finance L.P. 5.900%, 04/01/17	247,000	272,062
Bunge, Ltd. Finance Corp. 8.500%, 06/15/19	400,000	493,681
Cargill, Inc. 7.350%, 03/06/19 (144A)	1,055,000	1,306,283

		2,072,026

Airlines—0.0%
Air Canada 4.125%, 05/15/25 (144A)	388,000	$387,030

Auto Manufacturers—0.2%
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	320,073
2.250%, 07/31/19 (144A)	2,300,000	2,234,450
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	768,180

		3,322,703

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 5.000%, 03/30/20	635,000	697,396

Banks—4.2%
American Express Bank FSB 6.000%, 09/13/17	1,800,000	2,073,917
American Express Centurion Bank 5.950%, 06/12/17	250,000	285,282
Bank of America Corp. 2.000%, 01/11/18	2,450,000	2,373,104
3.300%, 01/11/23	971,000	917,738
5.875%, 01/05/21	2,500,000	2,813,715
6.000%, 09/01/17	360,000	403,543
Bank of Montreal 2.550%, 11/06/22	500,000	463,999
Bank of New York Mellon Corp. (The) 4.150%, 02/01/21	500,000	531,789
5.450%, 05/15/19	278,000	321,127
Bank of Nova Scotia 2.550%, 01/12/17	300,000	308,764
4.375%, 01/13/21	500,000	545,725
Barclays Bank plc 2.250%, 05/10/17 (144A)	1,000,000	1,025,900
5.125%, 01/08/20	1,080,000	1,194,793
BB&T Corp. 2.050%, 06/19/18	833,000	820,872
2.150%, 03/22/17	485,000	485,797
6.850%, 04/30/19	525,000	637,810
Canadian Imperial Bank of Commerce
1.550%, 01/23/18	330,000	321,413
Capital One Financial Corp.
4.750%, 07/15/21	907,000	956,633
5.250%, 02/21/17	170,000	187,676
Capital One N.A.
1.500%, 03/22/18	500,000	481,926
Citigroup, Inc.
1.250%, 01/15/16	3,000,000	2,964,138
3.375%, 03/01/23	231,000	220,978
5.375%, 08/09/20	350,000	387,030
6.125%, 05/15/18	1,000,000	1,144,738
8.500%, 05/22/19	4,138,000	5,213,992
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	1,230,000	1,291,782

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Suisse
4.375%, 08/05/20	1,000,000	$1,072,120
5.300%, 08/13/19	300,000	337,496
Deutsche Bank AG
6.000%, 09/01/17	200,000	230,205
Fifth Third Bancorp
8.250%, 03/01/38	500,000	634,067
Goldman Sachs Group, Inc. (The)
1.600%, 11/23/15	420,000	420,958
5.375%, 03/15/20	1,000,000	1,085,054
5.750%, 01/24/22	1,000,000	1,103,013
5.950%, 01/15/27	1,000,000	1,028,260
6.250%, 09/01/17	2,900,000	3,286,292
7.500%, 02/15/19	3,000,000	3,562,722
HSBC Bank plc
1.500%, 05/15/18 (144A)	783,000	754,567
3.100%, 05/24/16 (144A)	1,038,000	1,089,047
3.500%, 06/28/15 (144A)	1,550,000	1,625,319
4.125%, 08/12/20 (144A)	2,002,000	2,097,007
HSBC USA, Inc.
1.625%, 01/16/18	500,000	487,806
ING Bank NV
1.375%, 03/07/16 (144A)	500,000	494,070
3.750%, 03/07/17 (144A)	1,000,000	1,046,640
KeyCorp
5.100%, 03/24/21	350,000	389,397
Macquarie Bank, Ltd.
5.000%, 02/22/17 (144A)	1,500,000	1,607,233
Manufacturers & Traders Trust Co.
6.625%, 12/04/17	970,000	1,141,177
Morgan Stanley
1.750%, 02/25/16	107,000	106,002
5.500%, 01/26/20	2,930,000	3,145,024
5.625%, 09/23/19	3,030,000	3,256,738
5.750%, 10/18/16	2,757,000	3,043,450
Nordea Bank AB
1.625%, 05/15/18 (144A)	1,400,000	1,353,814
4.875%, 01/27/20 (144A)	1,000,000	1,099,829
Northern Trust Corp.
3.375%, 08/23/21	887,000	899,406
PNC Funding Corp.
5.125%, 02/08/20	800,000	879,018
6.700%, 06/10/19	1,300,000	1,558,747
Rabobank Nederland
3.875%, 02/08/22	700,000	704,913
Royal Bank of Canada
1.200%, 09/19/17	1,000,000	975,660
2.300%, 07/20/16	275,000	282,987
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	390,945
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,434,450
Standard Chartered Bank 6.400%, 09/26/17 (144A)	1,100,000	1,237,401
State Street Corp.
3.100%, 05/15/23	407,000	381,225
4.375%, 03/07/21	300,000	324,703

Banks—(Continued)
SunTrust Banks, Inc.
2.750%, 05/01/23	2,000,000	$1,840,186
3.500%, 01/20/17	310,000	324,405
Toronto-Dominion Bank (The)
1.400%, 04/30/18	1,450,000	1,407,379
2.500%, 07/14/16	300,000	310,987
UBS AG
5.750%, 04/25/18	917,000	1,059,703
5.875%, 12/20/17	900,000	1,035,227
US Bancorp 4.125%, 05/24/21	635,000	676,654
Wachovia Bank N.A. 6.000%, 11/15/17	2,491,000	2,842,515
Wachovia Corp. 5.750%, 02/01/18	2,800,000	3,224,939
Wells Fargo & Co. 4.600%, 04/01/21	2,500,000	2,724,280
Westpac Banking Corp. 1.375%, 05/30/18 (144A)	2,000,000	1,933,600

		90,320,818

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc. 1.250%, 01/17/18	310,000	300,978
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	950,000	886,918
Beam, Inc. 3.250%, 05/15/22	760,000	732,192
Coca-Cola Co. (The) 1.150%, 04/01/18	182,000	176,539
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,316,225
PepsiCo, Inc. 0.483%, 02/26/16 (b)	182,000	182,287
SABMiller Holdings, Inc. 3.750%, 01/15/22 (144A)	1,000,000	1,017,686

		4,612,825

Biotechnology—0.2%
Amgen, Inc. 4.500%, 03/15/20	100,000	108,924
5.700%, 02/01/19	100,000	114,807
6.375%, 06/01/37	2,116,000	2,454,852
Celgene Corp. 3.250%, 08/15/22	250,000	237,105
3.950%, 10/15/20	500,000	517,974
Gilead Sciences, Inc. 4.400%, 12/01/21	630,000	676,516

		4,110,178

Chemicals—0.2%
Dow Chemical Co. (The) 4.250%, 11/15/20	212,000	223,250
7.375%, 11/01/29	600,000	755,594

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Ecolab, Inc. 4.350%, 12/08/21	700,000	$739,003
EI du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	102,813
PPG Industries, Inc. 7.400%, 08/15/19	1,220,000	1,476,695
7.700%, 03/15/38	220,000	289,754
Praxair, Inc. 1.250%, 11/07/18	900,000	864,491
Rohm & Haas Co. 6.000%, 09/15/17	236,000	269,106
7.850%, 07/15/29	418,000	544,102

		5,264,808

Commercial Services—0.2%
ADT Corp. (The)
4.125%, 06/15/23	625,000	588,694
4.875%, 07/15/42	420,000	356,560
ERAC USA Finance LLC
4.500%, 08/16/21 (144A)	1,740,000	1,819,610
7.000%, 10/15/37 (144A)	500,000	588,751

		3,353,615

Computers—0.5%
Apple, Inc.
0.523%, 05/03/18 (b)	1,100,000	1,095,285
2.400%, 05/03/23	1,679,000	1,557,212
EMC Corp.
2.650%, 06/01/20	1,639,000	1,615,692
Hewlett-Packard Co.
2.650%, 06/01/16	1,100,000	1,121,230
4.375%, 09/15/21	1,000,000	984,163
5.400%, 03/01/17	1,000,000	1,090,103
HP Enterprise Services LLC 7.450%, 10/15/29	700,000	790,590
International Business Machines Corp.
1.625%, 05/15/20	3,420,000	3,201,554

		11,455,829

Construction Materials—0.0%
CRH America, Inc. 6.000%, 09/30/16	404,000	454,949

Distribution/Wholesale—0.0%
Arrow Electronics, Inc.
3.000%, 03/01/18	49,000	48,930
6.875%, 06/01/18	300,000	343,815
7.500%, 01/15/27	300,000	343,756

		736,501

Diversified Financial Services—1.5%
American Express Co. 1.550%, 05/22/18	700,000	679,575

Diversified Financial Services—(Continued)
American Honda Finance Corp.
1.600%, 02/16/18 (144A)	219,000	$215,317
2.125%, 02/28/17 (144A)	1,300,000	1,314,758
Blackstone Holdings Finance Co. LLC 6.625%, 08/15/19 (144A)	1,200,000	1,403,909
Capital One Bank USA N.A.
3.375%, 02/15/23	600,000	567,152
8.800%, 07/15/19	300,000	384,807
Caterpillar Financial Services Corp.
1.300%, 03/01/18	500,000	485,743
7.150%, 02/15/19	1,000,000	1,247,411
Ford Motor Credit Co. LLC
1.525%, 05/09/16 (b)	840,000	845,873
4.250%, 02/03/17	1,000,000	1,044,826
General Electric Capital Corp.
4.375%, 09/16/20	3,500,000	3,705,170
5.400%, 02/15/17	2,000,000	2,226,982
General Electric Capital Corp.
5.500%, 01/08/20	500,000	563,743
5.625%, 09/15/17	1,000,000	1,132,670
6.000%, 08/07/19	2,350,000	2,728,195
6.750%, 03/15/32	1,800,000	2,158,245
Jefferies Group LLC
5.125%, 01/20/23	300,000	297,687
6.500%, 01/20/43	112,000	107,231
6.875%, 04/15/21	475,000	522,401
John Deere Capital Corp. 1.300%, 03/12/18	400,000	387,471
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,572,000	1,632,333
MassMutual Global Funding II 5.250%, 07/31/18 (144A)	880,000	995,431
Merrill Lynch & Co., Inc.
6.050%, 05/16/16	2,494,000	2,700,521
6.400%, 08/28/17	1,276,000	1,440,813
6.500%, 07/15/18	997,000	1,118,639
Murray Street Investment Trust I 4.647%, 03/09/17 (e)	1,600,000	1,693,981
PACCAR Financial Corp. 0.800%, 02/08/16	117,000	115,972
Toyota Motor Credit Corp.
1.375%, 01/10/18	700,000	682,292
1.750%, 05/22/17	500,000	498,267

		32,897,415

Electric—1.5%
Arizona Public Service Co. 4.500%, 04/01/42	200,000	192,585
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,571,715
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	873,827
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	1,118,000	1,349,799
CMS Energy Corp. 8.750%, 06/15/19	885,000	1,141,803

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Commonwealth Edison Co. 5.950%, 08/15/16	200,000	$227,691
Consumers Energy Co. 5.650%, 04/15/20	200,000	234,872
DTE Electric Co.
3.900%, 06/01/21	1,000,000	1,064,522
5.700%, 10/01/37	300,000	350,960
Duke Energy Carolinas LLC
4.300%, 06/15/20	619,000	673,663
6.000%, 01/15/38	600,000	704,387
Duke Energy Progress, Inc. 4.100%, 03/15/43	200,000	182,762
5.300%, 01/15/19	200,000	229,743
5.700%, 04/01/35	360,000	412,038
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	729,664
Florida Power & Light Co.
5.625%, 04/01/34	1,250,000	1,442,495
Hydro-Quebec
8.050%, 07/07/24	700,000	962,732
9.400%, 02/01/21	845,000	1,189,572
Indiana Michigan Power Co.
3.200%, 03/15/23	330,000	312,807
Kansas City Power & Light Co.
3.150%, 03/15/23	604,000	573,401
5.300%, 10/01/41	315,000	320,219
Nevada Power Co.
6.650%, 04/01/36	360,000	452,295
7.125%, 03/15/19	200,000	247,735
Nisource Finance Corp.
4.800%, 02/15/44	162,000	146,691
5.400%, 07/15/14	500,000	522,547
6.125%, 03/01/22	1,875,000	2,116,057
Northern States Power Co.
6.500%, 03/01/28	628,000	790,562
Ohio Power Co.
5.375%, 10/01/21	305,000	350,857
6.600%, 02/15/33	258,000	304,290
Pacific Gas & Electric Co.
3.500%, 10/01/20	782,000	814,606
6.050%, 03/01/34	1,200,000	1,399,110
PacifiCorp
5.500%, 01/15/19	500,000	580,914
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	280,965
PPL Energy Supply LLC 4.600%, 12/15/21	800,000	814,099
PSEG Power LLC
5.320%, 09/15/16	568,000	629,992
5.500%, 12/01/15	1,070,000	1,177,338
Public Service Co. of Colorado
2.500%, 03/15/23	800,000	748,610
3.200%, 11/15/20	375,000	384,204
Public Service Co. of Oklahoma
5.150%, 12/01/19	1,010,000	1,144,413

Electric—(Continued)
Public Service Electric & Gas Co.
3.800%, 01/01/43	700,000	$632,376
State Grid Overseas Investment 2013, Ltd.
1.750%, 05/22/18 (144A)	499,000	478,259
Virginia Electric and Power Co.
2.750%, 03/15/23	400,000	380,309
2.950%, 01/15/22	489,000	482,513
6.000%, 05/15/37	685,000	824,475
Wisconsin Electric Power Co.
1.700%, 06/15/18	840,000	829,609
4.250%, 12/15/19	618,000	680,011
Xcel Energy, Inc.
0.750%, 05/09/16	290,000	285,597

		32,239,691

Electronics—0.1%
Koninklijke Philips NV 3.750%, 03/15/22	1,680,000	1,685,109

Environmental Control—0.1%
Republic Services, Inc.
5.500%, 09/15/19	650,000	735,677
6.086%, 03/15/35	500,000	551,849
Waste Management, Inc.
7.100%, 08/01/26	400,000	494,834
7.375%, 03/11/19	512,000	617,530

		2,399,890

Food—0.3%
ConAgra Foods, Inc.
1.300%, 01/25/16	104,000	104,172
Kellogg Co.
4.150%, 11/15/19	500,000	536,905
Kraft Foods Group, Inc.
6.125%, 08/23/18	700,000	821,904
6.875%, 01/26/39	600,000	727,889
Kroger Co. (The)
7.500%, 04/01/31	1,140,000	1,380,457
8.000%, 09/15/29	610,000	766,227
Mondelez International, Inc.
5.375%, 02/10/20	700,000	785,158
6.125%, 02/01/18	600,000	693,440

		5,816,152

Gas—0.2%
AGL Capital Corp.
3.500%, 09/15/21	1,000,000	1,020,325
4.400%, 06/01/43	375,000	347,527
6.000%, 10/01/34	1,000,000	1,163,487
Atmos Energy Corp.
4.150%, 01/15/43	460,000	422,079
8.500%, 03/15/19	200,000	261,475
CenterPoint Energy, Inc.
6.500%, 05/01/18	706,000	834,966

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
Sempra Energy
2.875%, 10/01/22	1,100,000	$1,027,960

		5,077,819

Healthcare-Products—0.0%
Baxter International, Inc.
1.850%, 06/15/18	431,000	427,509

Healthcare-Services—0.1%
Aetna, Inc.
6.625%, 06/15/36	297,000	356,611
Quest Diagnostics, Inc.
4.750%, 01/30/20	400,000	421,956
UnitedHealth Group, Inc.
2.875%, 03/15/23	250,000	234,903
5.800%, 03/15/36	375,000	421,057
WellPoint, Inc.
5.950%, 12/15/34	272,000	302,805
7.000%, 02/15/19	450,000	540,256

		2,277,588

Holding Companies-Diversified—0.1%
EADS Finance B.V.
2.700%, 04/17/23 (144A)	249,000	230,721
Hutchison Whampoa International 11, Ltd.
4.625%, 01/13/22 (144A)	1,100,000	1,123,059

		1,353,780

Household Products/Wares—0.0%
Kimberly-Clark Corp.
2.400%, 06/01/23	600,000	559,581

Insurance—0.9%
ACE INA Holdings, Inc.
2.700%, 03/13/23	400,000	373,301
Aflac, Inc.
3.625%, 06/15/23	500,000	485,993
4.000%, 02/15/22	450,000	458,928
6.900%, 12/17/39	400,000	492,656
Allstate Corp. (The)
3.150%, 06/15/23	407,000	395,167
American International Group, Inc.
5.850%, 01/16/18	600,000	674,646
8.250%, 08/15/18	600,000	744,086
Berkshire Hathaway Finance Corp.
3.000%, 05/15/22	1,000,000	967,471
4.300%, 05/15/43	831,000	754,740
CNA Financial Corp.
6.950%, 01/15/18	550,000	628,336
7.350%, 11/15/19	500,000	605,405
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	700,000	738,387
Liberty Mutual Insurance Co.
7.875%, 10/15/26 (144A)	500,000	609,323

Insurance—(Continued)
Lincoln National Corp.
6.250%, 02/15/20	800,000	$917,293
8.750%, 07/01/19	350,000	448,747
Massachusetts Mutual Life Insurance Co.
5.625%, 05/15/33 (144A)	720,000	772,713
Nationwide Mutual Insurance Co.
8.250%, 12/01/31 (144A)	1,000,000	1,246,429
New York Life Global Funding
0.800%, 02/12/16 (144A)	600,000	596,237
1.650%, 05/15/17 (144A)	956,000	946,677
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	650,000	863,847
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	1,378,000	1,328,958
Principal Financial Group, Inc.
8.875%, 05/15/19	690,000	893,066
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	1,450,000	1,873,426
XL Group plc
6.375%, 11/15/24	921,000	1,045,300

		18,861,132

Internet—0.1%
eBay, Inc.
3.250%, 10/15/20	400,000	407,615
4.000%, 07/15/42	700,000	593,646

		1,001,261

Machinery-Diversified—0.0%
Deere & Co.
8.100%, 05/15/30	600,000	849,157

Media—0.9%
CBS Corp.
4.300%, 02/15/21	515,000	534,697
5.500%, 05/15/33	255,000	255,379
5.900%, 10/15/40	125,000	130,253
7.875%, 07/30/30	140,000	178,378
Comcast Corp.
3.125%, 07/15/22	900,000	876,894
4.250%, 01/15/33	1,880,000	1,798,799
5.700%, 07/01/19	1,000,000	1,167,862
COX Communications, Inc. 3.250%, 12/15/22 (144A)	1,010,000	950,234
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 1.750%, 01/15/18	282,000	272,250
5.000%, 03/01/21	1,400,000	1,474,686
6.350%, 03/15/40	530,000	553,245
6.375%, 03/01/41	300,000	313,523
Discovery Communications LLC 4.375%, 06/15/21	1,240,000	1,301,685
Historic TW, Inc. 6.625%, 05/15/29	300,000	350,160

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
NBCUniversal Media LLC 4.375%, 04/01/21	1,000,000	$1,078,694
News America, Inc. 6.550%, 03/15/33	370,000	411,251
6.900%, 03/01/19	900,000	1,087,042
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,017,590
Thomson Reuters Corp. 3.950%, 09/30/21	2,252,000	2,314,446
5.850%, 04/15/40	100,000	108,007
Time Warner, Inc. 4.700%, 01/15/21	450,000	481,537
4.750%, 03/29/21	300,000	322,724
7.625%, 04/15/31	826,000	1,041,217
Viacom, Inc. 3.250%, 03/15/23	222,000	209,086
3.875%, 12/15/21	380,000	384,831
6.875%, 04/30/36	348,000	407,379

		19,021,849

Mining—0.2%
BHP Billiton Finance USA, Ltd.
2.875%, 02/24/22	200,000	189,906
Freeport-McMoRan Copper & Gold, Inc.
3.100%, 03/15/20 (144A)	943,000	871,628
3.550%, 03/01/22	650,000	590,432
5.450%, 03/15/43 (144A)	62,000	54,675
Placer Dome, Inc.
6.450%, 10/15/35	700,000	628,741
Rio Tinto Finance USA plc
2.250%, 12/14/18	1,200,000	1,166,116
Teck Resources, Ltd.
4.500%, 01/15/21	680,000	683,087

		4,184,585

Miscellaneous Manufacturing—0.2%
Eaton Corp.
6.950%, 03/20/19	282,000	339,046
General Electric Co.
5.250%, 12/06/17	1,250,000	1,411,434
Ingersoll-Rand Global Holding Co., Ltd.
2.875%, 01/15/19 (144A)	400,000	394,591
Siemens Financieringsmaatschappij NV
5.750%, 10/17/16 (144A)	820,000	936,858
6.125%, 08/17/26 (144A)	800,000	949,808
Tyco International Finance S.A.
8.500%, 01/15/19	734,000	918,722
Tyco International, Ltd. / Tyco International Finance S.A.
7.000%, 12/15/19	160,000	191,440

		5,141,899

Multi-National—0.1%
African Development Bank
8.800%, 09/01/19	1,275,000	1,682,801

Office/Business Equipment—0.0%
Xerox Corp.
6.750%, 02/01/17	800,000	$905,019

Oil & Gas—1.3%
Anadarko Finance Co.
7.500%, 05/01/31	805,000	1,003,589
Anadarko Holding Co.
7.150%, 05/15/28	949,000	1,086,849
Anadarko Petroleum Corp.
8.700%, 03/15/19	1,000,000	1,287,273
Apache Corp.
3.625%, 02/01/21	870,000	893,024
5.100%, 09/01/40	150,000	150,936
BP Capital Markets plc
1.375%, 05/10/18	518,000	499,296
2.248%, 11/01/16	500,000	512,021
3.561%, 11/01/21	800,000	802,423
4.500%, 10/01/20	675,000	732,299
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	200,000	223,400
Cenovus Energy, Inc.
3.000%, 08/15/22	310,000	294,990
6.750%, 11/15/39	600,000	719,182
Chevron Corp.
2.427%, 06/24/20	686,000	682,090
3.191%, 06/24/23	425,000	422,939
CNOOC Finance 2013, Ltd.
1.125%, 05/09/16	400,000	393,520
3.000%, 05/09/23	848,000	766,047
ConocoPhillips Holding Co.
6.950%, 04/15/29	700,000	891,593
Devon Energy Corp.
4.000%, 07/15/21	300,000	307,921
Devon Financing Corp. LLC
7.875%, 09/30/31	886,000	1,147,246
EOG Resources, Inc.
4.100%, 02/01/21	880,000	934,836
Marathon Oil Corp.
6.600%, 10/01/37	200,000	238,718
Nabors Industries, Inc.
4.625%, 09/15/21	510,000	501,323
9.250%, 01/15/19	325,000	403,236
Noble Holding International, Ltd.
5.250%, 03/15/42	600,000	537,411
Occidental Petroleum Corp.
4.100%, 02/01/21	1,120,000	1,182,831
Petro-Canada
5.950%, 05/15/35	210,000	225,348
9.250%, 10/15/21	243,000	327,504
Petrobras Global Finance B.V.
4.375%, 05/20/23	873,000	800,840
Petrobras International Finance Co.
6.750%, 01/27/41	150,000	149,859
7.875%, 03/15/19	500,000	578,182
Shell International Finance B.V.
4.300%, 09/22/19	800,000	887,760
6.375%, 12/15/38	600,000	773,000

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Statoil ASA
1.150%, 05/15/18	389,000	$376,157
2.650%, 01/15/24	393,000	364,470
6.700%, 01/15/18	180,000	215,516
7.250%, 09/23/27	1,040,000	1,369,283
Suncor Energy, Inc.
5.950%, 12/01/34	268,000	287,373
6.100%, 06/01/18	1,070,000	1,247,352
Talisman Energy, Inc.
7.750%, 06/01/19	800,000	972,344
Tosco Corp.
7.800%, 01/01/27	700,000	934,445
Total Capital Canada, Ltd.
0.657%, 01/15/16 (b)	154,000	154,855
Total Capital International S.A.
2.875%, 02/17/22	815,000	783,341
Transocean, Inc.
5.050%, 12/15/16	700,000	761,197

		27,823,819

Oil & Gas Services—0.2%
Halliburton Co.
6.750%, 02/01/27	650,000	804,248
7.450%, 09/15/39	200,000	273,781
8.750%, 02/15/21	350,000	467,238
Schlumberger Oilfield UK plc
4.200%, 01/15/21 (144A)	600,000	640,779
Weatherford International, Ltd.
9.625%, 03/01/19	1,298,000	1,640,959

		3,827,005

Pharmaceuticals—0.1%
Actavis, Inc.
3.250%, 10/01/22	172,000	160,356
Medco Health Solutions, Inc.
4.125%, 09/15/20	800,000	822,903
Merck & Co., Inc.
2.800%, 05/18/23	625,000	591,323
Pfizer, Inc.
3.000%, 06/15/23	1,100,000	1,066,875
Sanofi
1.250%, 04/10/18	157,000	152,068
Zoetis, Inc.
1.875%, 02/01/18 (144A)	93,000	91,042
4.700%, 02/01/43 (144A)	26,000	24,280

		2,908,847

Pipelines—0.3%
ANR Pipeline Co.
7.375%, 02/15/24	226,000	274,618
Magellan Midstream Partners L.P.
4.250%, 02/01/21	492,000	517,092
6.400%, 07/15/18	1,420,000	1,683,137
Spectra Energy Capital LLC
3.300%, 03/15/23	308,000	277,873

Pipelines—(Continued)
Spectra Energy Capital LLC
5.650%, 03/01/20	1,600,000	$1,774,826
6.750%, 07/15/18	218,000	256,564
8.000%, 10/01/19	1,000,000	1,265,604
TransCanada PipeLines, Ltd.
0.750%, 01/15/16	350,000	346,044
7.250%, 08/15/38	200,000	260,258

		6,656,016

Real Estate—0.1%
WCI Finance LLC / WEA Finance LLC
5.700%, 10/01/16 (144A)	1,060,000	1,184,551
WEA Finance LLC / WT Finance Aust Pty, Ltd.
6.750%, 09/02/19 (144A)	390,000	460,589

		1,645,140

Real Estate Investment Trusts—0.4%
Boston Properties L.P.
3.700%, 11/15/18	800,000	840,237
5.875%, 10/15/19	500,000	576,705
CommonWealth REIT
5.875%, 09/15/20	100,000	103,527
6.250%, 06/15/17	840,000	901,367
Duke Realty L.P.
6.750%, 03/15/20	584,000	670,202
8.250%, 08/15/19	170,000	211,851
ERP Operating L.P.
4.625%, 12/15/21	250,000	264,813
4.750%, 07/15/20	450,000	483,983
HCP, Inc.
2.625%, 02/01/20	300,000	281,041
5.375%, 02/01/21	800,000	867,792
ProLogis L.P.
6.875%, 03/15/20	900,000	1,044,303
Simon Property Group L.P.
5.650%, 02/01/20	1,185,000	1,353,910

		7,599,731

Retail—0.1%
Home Depot, Inc. (The)
3.950%, 09/15/20	350,000	379,439
4.400%, 04/01/21	350,000	384,177
Lowe’s Cos., Inc.
3.120%, 04/15/22	900,000	885,800
Macy’s Retail Holdings, Inc.
6.375%, 03/15/37	300,000	337,209
Wal-Mart Stores, Inc.
1.125%, 04/11/18	541,000	525,031

		2,511,656

Software—0.2%
Intuit, Inc.
5.750%, 03/15/17	267,000	296,648

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp.
2.375%, 05/01/23	540,000	$499,722
3.000%, 10/01/20	750,000	765,281
Oracle Corp.
2.500%, 10/15/22	2,410,000	2,222,449
5.750%, 04/15/18	400,000	465,453
6.500%, 04/15/38	300,000	375,610

		4,625,163

Telecommunications—0.8%
America Movil S.A.B. de C.V.
5.000%, 10/16/19	1,000,000	1,083,189
AT&T, Inc.
3.000%, 02/15/22	2,000,000	1,922,044
5.625%, 06/15/16	388,000	434,081
6.300%, 01/15/38	200,000	222,353
6.450%, 06/15/34	500,000	569,661
BellSouth Capital Funding Corp.
7.875%, 02/15/30	105,000	130,125
BellSouth Corp.
5.200%, 12/15/16	200,000	223,755
6.550%, 06/15/34	987,000	1,077,703
British Telecommunications plc
1.625%, 06/28/16	308,000	309,351
Cisco Systems, Inc.
5.900%, 02/15/39	900,000	1,067,805
Crown Castle Towers LLC
6.113%, 01/15/20 (144A)	1,000,000	1,147,475
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	400,000	401,928
8.750%, 06/15/30	500,000	693,635
Embarq Corp.
7.082%, 06/01/16	747,000	837,040
France Telecom S.A.
8.500%, 03/01/31	400,000	543,435
Qwest Corp.
6.875%, 09/15/33	690,000	667,575
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	210,000	203,408
5.877%, 07/15/19	540,000	582,960
6.421%, 06/20/16	500,000	548,986
Verizon Communications, Inc.
4.600%, 04/01/21	1,500,000	1,626,024
7.750%, 12/01/30	800,000	1,036,425
Verizon New England, Inc.
7.875%, 11/15/29	1,000,000	1,245,696
Verizon Pennsylvania, Inc.
6.000%, 12/01/28	260,000	272,598
Vodafone Group plc
1.500%, 02/19/18	300,000	287,184

		17,134,436

Transportation—0.3%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23	240,000	228,703
7.950%, 08/15/30	1,185,000	1,564,675

Transportation—(Continued)
Burlington Northern, Inc.
8.750%, 02/25/22	812,000	$1,085,256
Canadian Pacific Railway Co.
6.500%, 05/15/18	680,000	800,041
7.125%, 10/15/31	872,000	1,078,236
CSX Corp.
6.000%, 10/01/36	300,000	339,726
7.900%, 05/01/17	1,000,000	1,201,875
Ryder System, Inc.
3.500%, 06/01/17	485,000	502,175

		6,800,687

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.875%, 07/17/18 (144A)	80,000	80,796

Total Corporate Bonds & Notes (Cost $361,426,808)		347,801,840

Mortgage-Backed Securities—4.6%

Collateralized Mortgage Obligations—2.8%
AJAX Mortgage Loan Trust
3.500%, 02/25/51 (144A) (b) (f)	3,281,939	3,281,045
American Tower Trust I
1.551%, 03/15/43 (144A)	695,000	682,960
Bear Stearns ALT-A Trust (CMO)
0.833%, 07/25/34 (b)	3,289,770	3,118,748
CAM Mortgage Trust
3.967%, 11/25/57 (144A) (b) (f)	2,243,821	2,215,773
Countrywide Alternative Loan Trust
0.533%, 08/25/34 (b)	2,671,197	2,563,115
Global Mortgage Securitization, Ltd.
0.513%, 11/25/32 (144A) (b)	2,995,461	2,710,658
Homeowner Assistance Program Reverse Mortgage Loan Trust
4.000%, 05/26/53 (144A) (f)	4,998,512	4,914,387
JP Morgan Mortgage Trust
2.823%, 08/25/34 (b)	647,775	636,886
MASTR Asset Securitization Trust
5.500%, 12/25/33	2,313,268	2,417,976
Merrill Lynch Mortgage Investors Trust (CMO)
0.693%, 05/25/29 (b)	3,300,506	3,134,507
0.833%, 10/25/28 (b)	3,279,620	3,212,935
1.097%, 01/25/29 (b)	2,198,273	2,120,568
Sequoia Mortgage Trust (CMO)
0.492%, 12/20/34 (b)	3,405,327	3,227,324
0.852%, 07/20/33 (b)	2,160,685	2,056,764
Springleaf Mortgage Loan Trust
1.270%, 06/25/58 (144A) (b)	3,303,475	3,309,220
2.310%, 06/25/58 (144A) (b)	1,240,000	1,242,139
3.140%, 06/25/58 (144A) (b)	792,000	794,318
3.790%, 06/25/58 (144A) (b)	603,000	604,772
6.000%, 10/25/57 (144A) (b)	350,000	359,990

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Station Place Securitization Trust
1.870%, 02/25/15 (b)	1,000,000	$1,000,000
Structured Asset Mortgage Investments II Trust (CMO)
0.892%, 01/19/34 (b)	3,179,310	3,038,441
0.892%, 03/19/34 (b)	3,331,457	3,193,508
Structured Asset Mortgage Investments Trust (CMO)
1.092%, 05/19/33 (b)	3,511,062	3,291,364
Structured Asset Securities Corp. Mortgage Loan Trust
0.493%, 10/25/27 (b)	817,251	801,051
Thornburg Mortgage Securities Trust
2.241%, 12/25/44 (b)	3,053,519	2,995,603
Vericrest Opportunity Loan Trust
3.105%, 11/25/50 (144A) (b)	945,957	944,466
Wedgewood Real Estate Trust (CMO)
3.967%, 07/25/43 (144A) (b)	1,887,000	1,887,000
Wells Fargo Commercial Mortgage Trust
2.710%, 03/18/28 (144A) (b)	1,000,000	948,728

		60,704,246

Commercial Mortgage-Backed Securities—1.8%
A10 Securitization LLC
2.400%, 11/15/25 (144A)	1,415,000	1,402,415
Banc of America Commercial Mortgage Trust
5.803%, 04/10/49 (b)	1,000,000	1,099,041
5.889%, 07/10/44 (b)	1,665,000	1,846,660
BB-UBS Trust
2.892%, 06/05/30 (144A)	1,250,000	1,173,960
3.430%, 11/05/36 (144A)	2,950,000	2,762,607
Bear Stearns Commercial Mortgage Securities Trust
0.889%, 06/11/50 (144A) (b)	1,500,000	1,424,150
Citigroup Commercial Mortgage Trust
2.110%, 01/12/18	587,611	588,649
Commercial Mortgage Pass Through Certificates
3.612%, 06/10/46	2,934,000	2,869,704
Commercial Mortgage Trust
3.086%, 04/12/35 (144A)	1,871,000	1,733,343
DBRR Trust
0.853%, 02/25/45 (144A) (b)	687,468	687,234
GS Mortgage Securities Corp. II
2.318%, 01/10/30 (144A)	733,000	726,260
2.706%, 12/10/27 (144A)	303,476	299,854
JP Morgan Chase Commercial Mortgage Securities Trust
5.716%, 02/15/51	3,000,000	3,350,271
KGS-Alpha SBA COOF Trust
0.656%, 05/25/39 (144A) (b) (c)	14,213,107	370,873
1.796%, 03/25/39	13,000,000	828,750
Ladder Capital Commercial Mortgage Trust
3.985%, 02/15/36 (144A)	768,000	721,154
LB-UBS Commercial Mortgage Trust
5.430%, 02/15/40	1,500,000	1,645,313

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Re-REMIC Trust
2.000%, 07/27/49 (144A)	1,470,120	$1,488,497
NCUA Guaranteed Notes Trust
2.650%, 10/29/20	3,802,871	3,948,315
2.900%, 10/29/20	5,000,000	5,218,765
RBS Commercial Funding Trust
3.260%, 03/11/31 (144A)	531,000	491,308
UBS-BAMLL Trust
3.663%, 06/10/30 (144A)	578,000	561,522
UBS-Barclays Commercial Mortgage Trust
3.244%, 04/10/46	2,228,000	2,120,858
VNO Mortgage Trust
2.996%, 11/15/30 (144A)	1,400,000	1,305,093

		38,664,596

Total Mortgage-Backed Securities (Cost $101,487,262)		99,368,842

Asset-Backed Securities—4.1%

Asset-Backed - Automobile—2.1%
Ally Auto Receivables Trust
0.630%, 05/15/17	1,318,182	1,308,255
American Credit Acceptance Receivables Trust
1.450%, 04/16/18 (144A)	2,226,211	2,221,756
4.130%, 06/15/15 (144A)	2,000,000	2,022,594
AmeriCredit Automobile Receivables Trust
0.490%, 06/08/16	850,000	849,241
0.610%, 10/10/17	185,000	183,708
0.910%, 10/08/15	1,410,610	1,412,139
1.170%, 05/09/16	740,000	742,038
BMW Vehicle Lease Trust
0.400%, 01/20/15	874,000	872,609
0.540%, 09/21/15	381,000	379,674
Capital Auto Receivables Asset Trust
0.620%, 07/20/16	990,000	987,921
CarMax Auto Owner Trust
0.600%, 10/16/17	453,000	448,447
CarNow Auto Receivables Trust
1.160%, 10/16/17 (144A)	2,782,000	2,779,338
1.970%, 11/15/17 (144A)	668,000	667,557
CFC LLC
1.650%, 07/17/17 (144A)	1,611,996	1,606,852
2.750%, 11/15/18 (144A)	667,000	654,809
CPS Auto Trust
1.310%, 06/15/20 (144A)	1,686,908	1,680,083
1.820%, 09/15/20 (144A)	2,500,000	2,492,687
Exeter Automobile Receivables Trust
1.290%, 10/16/17 (144A)	1,995,207	1,984,838
Fifth Third Auto Trust
0.450%, 01/15/16	1,515,000	1,513,097
First Investors Auto Owner Trust
0.900%, 10/15/18 (144A)	497,414	494,776
Flagship Credit Auto Trust
1.320%, 04/16/18 (144A)	3,680,177	3,670,707

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Harley Davidson Motorcycle Trust
0.650%, 07/16/18	1,427,000	$1,417,168
Honda Auto Receivables Owner Trust
0.350%, 06/22/15	682,000	680,826
0.370%, 10/16/15	3,000,000	2,992,284
0.530%, 02/16/17	1,404,000	1,396,497
Hyundai Auto Receivables Trust
0.400%, 12/15/15	700,000	699,618
0.560%, 07/17/17	423,000	421,822
0.750%, 09/17/18	600,000	593,024
Mercedes-Benz Auto Lease Trust
0.490%, 06/15/15	2,871,000	2,864,945
Nissan Auto Receivables Owner Trust
0.370%, 09/15/15	778,000	777,250
Santander Drive Auto Receivables Trust
0.480%, 02/16/16	453,116	452,974
2.350%, 11/16/15	2,000,000	2,016,498
3.010%, 04/16/18	2,000,000	2,053,998
SNAAC Auto Receivables Trust
1.140%, 07/16/18 (144A)	1,234,626	1,232,550
Toyota Auto Receivables Owner Trust
0.550%, 01/17/17	732,000	728,490

		47,301,070

Asset-Backed - Other—2.0%
Bayview Opportunity Master Fund IIa Trust
3.228%, 03/28/33 (144A) (b)	1,537,752	1,533,262
Conix Mortgage Asset Trust
4.704%, 12/25/47 (144A) (b) (f)	1,837,899	1,813,204
Ford Credit Floorplan Master Owner Trust
0.573%, 01/15/18 (b)	725,000	724,628
HLSS Servicer Advance Receivables Backed Notes
0.898%, 01/15/44 (144A)	964,000	960,626
1.147%, 05/16/44 (144A)	1,495,000	1,491,487
1.340%, 10/15/43 (144A)	1,000,000	999,600
1.495%, 01/16/46 (144A)	748,000	738,201
1.744%, 01/16/46 (144A)	174,000	172,138
1.843%, 05/16/44 (144A)	2,000,000	1,999,400
John Deere Owner Trust
0.410%, 09/15/15	2,000,000	1,996,342
0.600%, 03/15/17	2,000,000	1,990,298
Kondaur Mortgage Asset Trust
4.458%, 09/25/18 (a)	3,000,000	3,000,000
LV Tower 52 Issuer LLC
5.500%, 06/15/18	2,400,000	2,400,000
Nationstar Agency Advance Funding Trust
0.997%, 02/15/45 (144A)	253,000	250,597
1.892%, 02/18/48 (144A)	115,000	111,033
Nationstar Mortgage Advance Receivable Trust
1.679%, 06/20/46 (144A)	2,000,000	1,997,858
Progreso Receivables Funding I LLC
4.000%, 07/09/18 (144A)	1,000,000	987,500
Real Estate Asset Trust
3.230%, 05/25/52 (144A) (b) (f)	1,324,536	1,324,536

Asset-Backed - Other—(Continued)
SpringCastle America Funding LLC
3.750%, 04/03/21 (144A)	3,861,406	$3,775,806
Springleaf Funding Trust
2.580%, 09/15/21 (144A)	4,950,000	4,950,000
3.920%, 01/16/23 (144A)	2,500,000	2,487,500
4.820%, 01/16/23 (144A)	2,000,000	1,971,400
Stanwich Mortgage Loan Trust
2.981%, 02/16/43 (144A)	816,087	816,601
3.228%, 04/16/59 (144A)	2,748,302	2,748,302
Westgate Resorts LLC
2.250%, 08/20/25 (144A)	1,874,695	1,877,625

		43,117,944

Total Asset-Backed Securities (Cost $90,781,393)		90,419,014

Foreign Government—0.5%

Provincial—0.0%
Province of Ontario
1.650%, 09/27/19	1,000,000	955,300

Sovereign—0.5%
Israel Government AID Bond
Zero Coupon, 08/15/20	1,500,000	1,268,549
Zero Coupon, 02/15/22	3,000,000	2,355,630
Zero Coupon, 11/01/22	8,000,000	6,055,512
Mexico Government International Bond
5.750%, 10/12/2110	500,000	456,250

		10,135,941

Total Foreign Government (Cost $11,930,541)		11,091,241

Short-Term Investment—2.2%

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $49,056,041, on 07/01/13, collateralized by $50,560,000 U.S. Government Agency obligations with a rates ranging from of 0.625% - 1.010%, maturity dates ranging from 06/30/17 - 08/31/17, and an aggregate market value, including accrued interest, of $50,037,750.	49,056,000	49,056,000

Total Short-Term Investment (Cost $49,056,000)		49,056,000

Total Investments—101.0% (Cost $2,271,782,911) (g)		2,201,199,430
Other assets and liabilities (net)—(1.0)%		(22,560,812)

Net Assets—100.0%		$2,178,638,618

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Delayed-delivery security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $13,548,945, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(g)	As of June 30, 2013, the aggregate cost of investments was $2,271,782,911. The aggregate unrealized appreciation and depreciation of investments were $4,457,426 and $(75,040,907), respectively, resulting in net unrealized depreciation of $(70,583,481).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $145,066,077, which is 6.7% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AJAX Mortgage Loan Trust	03/20/13	$2,810,067	$2,801,063	$2,814,828
AJAX Mortgage Loan Trust	01/28/13	471,872	468,726	466,217
CAM Mortgage Trust	04/25/13	2,243,821	2,243,821	2,215,773
Conix Mortgage Asset Trust	05/16/13	1,837,899	1,837,899	1,813,204
Homeowner Assistance Program Reverse Mortgage Loan Trust	05/03/13	4,998,512	4,927,505	4,914,387
Real Estate Asset Trust	04/01/13	1,324,536	1,324,536	1,324,536

Swap Agreements

Credit Default Swaps on credit indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)	Market Value	Upfront Premium Paid	Unrealized Depreciation
Markit CDX North America Investment Grade, Series 20	1.000%	06/20/18	Credit Suisse International	0.009%	USD 20,000,000	$122,866	$159,244	$(36,378)

Securities in the amount of $353,148 have been received at the custodian bank as collateral for swap contracts.

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,603,462,493	$—	$1,603,462,493
Total Corporate Bonds & Notes*	—	347,801,840	—	347,801,840
Total Mortgage-Backed Securities*	—	99,368,842	—	99,368,842
Total Asset-Backed Securities*	—	90,419,014	—	90,419,014
Total Foreign Government*	—	11,091,241	—	11,091,241
Total Short-Term Investment*	—	49,056,000	—	49,056,000
Total Investments	$—	$2,201,199,430	$—	$2,201,199,430

Swap Contracts
Swap Contracts at Value (Assets)	$—	$122,866	$—	$122,866

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$2,201,199,430
Cash	496
Swaps at market value (b)	122,866
Receivable for:
Fund shares sold	547,001
Principal paydowns	628,932
Interest	10,592,953
Swap interest	6,111
Other assets	513

Total Assets	2,213,098,302
Liabilities
Payables for:
Investments purchased	7,647,530
TBA securities purchased	25,322,656
Fund shares redeemed	450,663
Accrued expenses:
Management fees	759,278
Distribution and service fees	95,572
Deferred trustees’ fees	41,001
Other expenses	142,984

Total Liabilities	34,459,684

Net Assets	$2,178,638,618

Net assets consist of:
Paid in surplus	$2,222,808,677
Undistributed net investment income	6,519,532
Accumulated net realized gain	19,930,268
Unrealized depreciation on investments and swap contracts	(70,619,859)

Net Assets	$2,178,638,618

Net Assets
Class A	$1,723,778,820
Class B (c)	454,859,798
Capital Shares Outstanding*
Class A	169,419,655
Class B (c)	44,737,293
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.17
Class B (c)	10.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,271,782,911.
(b)	Net premium paid on swaps was $159,244.
(c)	On January 7, 2013, Class C shares were converted into Class B shares.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$10,330,411

Total investment income	10,330,411
Expenses
Management fees	3,665,997
Administration fees	16,778
Custodian and accounting fees	98,738
Distribution and service fees—Class B	571,670
Distribution and service fees—Class C (a)	43,394
Audit and tax services	30,574
Legal	13,646
Trustees’ fees and expenses	13,452
Shareholder reporting	16,838
Insurance	1,563
Miscellaneous	1,749

Total expenses	4,474,399
Less management fee waiver	(866,508)

Net expenses	3,607,891

Net Investment Income	6,722,520

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,419,828)
Affiliated investments	21,476,164
Swap contracts	208,223

Net realized gain	20,264,559

Net change in unrealized depreciation on:
Investments	(70,583,481)
Affiliated investments	(22,755,068)
Swap contracts	(36,378)

Net change in unrealized depreciation	(93,374,927)

Net realized and unrealized loss	(73,110,368)

Net Decrease in Net Assets From Operations	$(66,387,848)

(a)	On January 7, 2013, Class C shares were converted into Class B shares.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,722,520	$10,190,751
Net realized gain	20,264,559	9,274,560
Net change in unrealized appreciation (depreciation)	(93,374,927)	4,148,384

Increase (decrease) in net assets from operations	(66,387,848)	23,613,695

From Distributions to Shareholders
Net investment income
Class A	(9,092,406)	0
Class B	(1,276,261)	0
Class C (a)	0	(12,499,181)
Net realized capital gains
Class A	(7,273,925)	0
Class B	(2,005,553)	0
Class C (a)	0	(2,428,856)

Total distributions	(19,648,145)	(14,928,037)

Increase in net assets from capital share transactions	1,783,783,910	122,001

Total Increase in Net Assets	1,697,747,917	8,807,659

Net Assets
Beginning of period	480,890,701	472,083,042

End of period	$2,178,638,618	$480,890,701

Undistributed Net Investment Income
End of period	$6,519,532	$10,165,679

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A (b)
Sales	168,072,127	$1,778,514,195	0	$0
Reinvestments	1,551,311	16,366,331	0	0
Redemptions	(203,783)	(2,127,574)	0	0

Net increase	169,419,655	$1,792,752,952	0	$0

Class B (a)
Sales	2,843,464	$29,798,979	0	$0
Shares converted from Class C	45,595,758	479,416,762	0	0
Reinvestments	311,073	3,281,814	0	0
Redemptions	(4,013,002)	(41,900,743)	0	0

Net increase	44,737,293	$470,596,812	0	$0

Class C (a)
Sales	44,995	$473,335	7,320,568	$76,505,581
Shares converted into Class B	(45,595,758)	(479,416,762)	0	0
Reinvestments	0	0	1,457,816	14,928,037
Redemptions	(59,186)	(622,427)	(8,742,410)	(91,311,617)

Net increase (decrease)	(45,609,949)	$(479,565,854)	35,974	$122,001

Increase derived from capital shares transactions		$1,783,783,910		$122,001

(a)	On January 7, 2013, Class C shares were converted into Class B shares.
(b)	Commencement of operations was February 28, 2013.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended June 30, 2013(a) (Unaudited)

Net Asset Value, Beginning of Period	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.04
Net realized and unrealized gain (loss) on investments	(0.33)

Total from investment operations	(0.29)

Less Distributions
Distributions from net investment income	(0.06)
Distributions from net realized capital gains	(0.04)

Total distributions	(0.10)

Net Asset Value, End of Period	$10.17

Total Return (%) (c)	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)
Ratio of net investment income to average net assets (%)	1.11	(e)
Portfolio turnover rate (%)	76	(d)
Net assets, end of period (in millions)	$1,723.8

	Class B
	Six Months Ended June 30, 2013(g) (Unaudited)		Year Ended December 31,
			2012	2011		2010	2009		2008(h)
Net Asset Value, Beginning of Period	$10.54		$10.36	$10.01		$9.62	$8.58		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.04		0.22	0.29		0.33	0.41		0.87
Net realized and unrealized gain (loss) on investments	(0.34)		0.28	0.28		0.25	0.63		(1.83)

Total from investment operations	(0.30)		0.50	0.57		0.58	1.04		(0.96)

Less Distributions
Distributions from net investment income	(0.03)		(0.27)	(0.22)		(0.19)	(0.00	)(i)	(0.46)
Distributions from net realized capital gains	(0.04)		(0.05)	(0.00	)(j)	0.00	0.00		0.00

Total distributions	(0.07)		(0.32)	(0.22)		(0.19)	(0.00	)(i)	(0.46)

Net Asset Value, End of Period	$10.17		$10.54	$10.36		$10.01	$9.62		$8.58

Total Return (%) (c)	(2.85	)(d)	4.92	5.79		6.10	12.12		(9.61	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.59	0.59		0.65	0.69		1.05	(e)
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.59	0.59		0.65	0.65		0.65	(e)
Ratio of net investment income to average net assets (%)	0.79	(e)	2.09	2.81		3.34	4.42		13.82	(e)
Portfolio turnover rate (%)	76	(d)	11	8		2	1		6	(d)
Net assets, end of period (in millions)	$454.9		$480.9	$472.1		$373.7	$191.4		$36.1

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.
(h)	Commencement of operations was April 28,2008.
(i)	Distributions from net investment income were less than $0.01.
(j)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Prior to January 7, 2013, the Portfolio sought to achieve its investment objective by investing all of its investable assets in a master fund, the Bond Fund (the “Master Fund”), a fund of the American Funds Insurance Series. On January 7, 2013, the Portfolio’s investment in the Master Fund was withdrawn and J.P. Morgan Investment Management Inc. was hired as the subadviser to the Portfolio, and the name of the Portfolio was changed from the American Funds Bond Portfolio to JPMorgan Core Bond Portfolio. Also on that date, Class C shares of the Portfolio were converted to Class B shares. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Class A commenced operations on February 28, 2013. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. The Portfolio had no permanent book-tax differences at December 31, 2012.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $49,056,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

When-Issued and Delayed-Delivery Securities - The portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement, provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Credit	Swaps at market value (a)	$122,866

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(b)	Net Amount
Credit Suisse International	$122,866	$—	$(122,866)	$—

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Credit
Swap contracts	$208,223

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Credit
Swap contracts	$(36,378)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(c)
Swap contracts	$22,500,000

(a)	Excludes swap interest receivable of $6,111.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(c)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,693,884,192	$910,348,390	$429,967,610	$496,640,497

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with J.P. Morgan Investment Management, Inc. (“the Subadviser”), effective January 7, 2013, for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,665,997	0.550%	ALL

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

An identical agreement was in place for the period January 7, 2013 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Prior to the conversion of Class C Shares to Class B Shares on January 7, 2013, the annual rate was equal to 0.55% of average daily net assets. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013	Net Realized Gain/(Loss) on sales of Affiliated Investments	Income from Affiliated Investments
American Funds Bond Fund (Class 1)	42,622,682	4,572	(42,627,254)	0	$21,476,164	$0

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$12,499,181	$9,384,282	$2,428,856	$599	$14,928,037	$9,384,881

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,201,305	$9,274,548	$22,425,707	$—	$41,901,560

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 1.88%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

U.S. and International Developed equity markets were positive in the first six months of 2013, driven by a growing sense of optimism regarding the global economy and supported by accommodative policy from central banks. Risk assets, such as equities, generally performed strongly with some differentiation across regions and asset classes. In the first six months of 2013, the MSCI World Index was up 8.79%. In the U.S., large cap stocks, as represented by the S&P 500 Index, advanced 13.82%, while small cap stocks, as represented by the Russell 2000 Index, outperformed large cap and were up 15.86%. The MSCI EM Index underperformed developed markets in the first half of 2013, declining 9.40% during the period. The Barclays Aggregate Index, a measure of fixed income performance, declined 2.44% for the period. Commodities experienced a challenging six month period, as represented by the Dow Jones UBS Commodities Index falling 10.47%.

The last-minute U.S. fiscal cliff deal at the beginning of the year avoided meaningful financial and economic consequences. If nothing was done, approximately 4.00% of gross domestic product (GDP) would have been eliminated through a combination of spending cuts and increased tax rates. However, compared to what could have happened, the agreement put in place helped lessen fiscal drag in the first half of 2013. While there was some concern that the payroll tax deduction that expired at the end of December would be a headwind for consumer spending and disposable incomes, there were some positive signs at the beginning of the year. In particular, retail sales data came in better than market expectations. An improving domestic housing environment and generally higher prices for U.S. financial assets were likely underpinning supports to retail sales.

During the first half of 2013, a number of events reminded investors that Europe is still able to deliver bouts of volatility. Italy’s elections in February initially failed to provide a clear outcome. As a second incident, European officials rushed to avert a full blown banking crisis in Cyprus. Even with these events, the European Central Bank’s (ECB) Outright Monetary Transaction (OMT) program announced in September 2012 remains an important policy tool that has seemingly curtailed the risk of adverse credit scenarios in the peripheral regions. Elsewhere in developed markets, Japan had a particularly eventful start to the year. The current Prime Minister, Shinzô Abe, pursued economic policies meant to resolve Japan’s macroeconomic problems. Since being coined Abenomics, these economic policies consist of monetary policy, fiscal policy and economic growth strategies to encourage private investment. The first half of the year saw the Japanese yen depreciate against other major currencies, leading to higher Japanese exports and higher equity prices in the region.

The final couple months of the period were significantly impacted by the Federal Reserve (“Fed”). Fed Chairman Ben Bernanke, in late May congressional testimony, first floated the idea that the Federal Open Market Committee might begin to discuss tapering quantitative easing (QE) a few meetings down the road. Bond yields, which were near 1.60% on the U.S. 10-year Treasury note at the beginning of the month, surpassed 2.00% following Bernanke’s testimony. In a mid-June press conference, Fed Chairman Bernanke indicated that the Fed is closer than previously thought to winding down its $85 billion in monthly bond purchases (which presently constitute U.S. QE). The markets reacted swiftly as a long-anticipated rise in Treasury yields, expected to play out over months or quarters, instead occurred over a few days. The U.S. 10-year Treasury yield ended June at 2.49%. Nearly every region and asset class exhibited negative June performance, which was largely attributable to investors’ belief that the Fed may pull back on stimulus sooner than has been expected.

Emerging markets experienced a particularly challenging first six months in 2013. The underperformance relative to developed markets was driven by a stronger U.S. dollar, weaker commodity prices and a slowdown in growth that has pressured margins. Inflation-related protests in Brazil and political unrest in Turkey also negatively impacted the asset class. Finally, the Fed’s suggestions that it may soon taper the liquidity fueling investors’ interest for emerging markets did not help either. Generally, investor interest for more extended asset class exposures, like Emerging Market Equities, had increased alongside accommodative central bank policy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

At its core, the Portfolio’s long-term Strategic Asset Allocation (“SAA”) generates a globally diversified portfolio with exposure to U.S. Equities (25%), International Developed Market Equities (20%), Emerging Market Equities (5%), Investment Grade Fixed Income (25%), Convertible Bonds (20%), and Commodities (5%). Over time, the portfolio managers may overweight or underweight these asset class weights. To inform such asset allocation decisions, the portfolio managers incorporate a combination of qualitative inputs as well as a proprietary quantitative de-risking framework called Systematic Exposure Management (“SEM”). Over time, SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility.

The Portfolio began the year with SEM, the primary risk management model employed, showing no necessary de-risking needed across asset classes representated. However, a number of qualitative asset allocation positions were being employed at the beginning of 2013. Most equity asset classes in the Portfolio were above their respective SAA weights. The overweight equity position was driven by numerous positive economic data points, particularly coming out of the U.S. The level of private deleveraging already accomplished in the U.S. supported the possible re-emergence of the U.S. consumer, along with the improving housing market and continued balance sheet strength in the corporate sector being additional positives. We

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

made efforts throughout the reporting period to increase the Portfolio’s allocation to Convertible Bonds (“Converts”), as credit remains one of our preferred asset classes because the equity characteristics inherent in Converts makes them an attractive, relatively low-risk way to capitalize on positive equity market movements while offering some protection of capital in a heightened risk environment. Also qualitatively, the Portfolio held an underweight to Commodities relative to the SAA. The Portfolio management team felt that this underweight was warranted, as SEM was reflecting weak asset class performance, albeit not weak enough to constitute mandatory de-risking at the beginning of the period. Fixed Income was an additional underweight position at the beginning of 2013. The favorable equity view and the historically low interest rate environment were the primary underpinnings to this position.

After a strong market environment in January, SEM suggested that interest rate sensitivity be reduced. The management team implemented this positioning during February and March, which translated into an underweight in Fixed Income. This positioning remained consistent during much of first quarter and was reversed only toward the end of March when SEM signaled a reversal in this view. Outside of this interest rate positioning, SEM was not engaged for any asset classes in the first quarter as negative momentum characteristics were largely absent from the surprisingly calm markets. SEM had little impact on the results given the minimal level of activity.

The overweight equity position in the Portfolio during the first quarter modestly aided performance given the move higher in broad equity indices. One exception was the Portfolio’s overweight to Emerging Market Equities, which turned in lackluster performance compared to U.S. and EAFE Equities. In fact, within the “Opportunistic” portion of the Portfolio, a slight overweight to Emerging Market Equities detracted from performance, while an underweight to Commodities was a positive contributor.

The market environment became more challenging toward the end of the second quarter. Comments from Fed Chairman Bernanke ushered in a more volatile environment and led to SEM de-risking in commodities and fixed income. Commodities, which had moved into de-risking territory toward the beginning of the second quarter of 2013, continued to weaken as the quarter progressed. Given the interest rate volatility caused by the Fed’s comments, SEM signaled increased caution toward duration throughout the back half of the second quarter. The Portfolio’s interest rate sensitivity was lessened, compared to the SAA, due to this transpiring.

The Portfolio employs a duration overlay. This overlay causes the Portfolio to have a greater sensitivity to interest rate movements. Interest rates rose during the period and as a result, the duration overlay detracted from performance.

As of the end of June, the Portfolio remained overweight equities relative to the SAA. This positioning at the end of the period was reflective of a continued, constructive view held by the Portfolio management team. Commodities and Fixed Income were two allocations below their respective SAA weights at the end of June. In the backdrop of a positive qualitative view, the SEM model suggested underweight positions in these areas.

Michael Feser

Anne Lester

Jeffrey A. Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	1.88	8.34	6.70
Dow Jones Moderate Index	4.17	10.56	7.53

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Equity Holdings

% of Net Assets
NextEra Energy, Inc.	0.7
Japan Tobacco, Inc.	0.5
Roche Holding AG	0.5
Novartis AG	0.5
Toyota Motor Corp.	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	1.3
Ares Capital Corp.	0.7
General Electric Capital Corp.	0.6
WellPoint, Inc.	0.6
Goldman Sachs Group, Inc. (The)	0.6

Top Equity Sectors

% of Market Value of Total Investments
Financials	9.1
Consumer Discretionary	4.7
Consumer Staples	4.0
Health Care	3.4
Industrials	3.4

Top Fixed Income Sectors

% of Market Value of Total Investments
Cash & Cash Equivalents	25.9
Corporate Bonds & Notes	22.5
Convertible Bonds	16.5
U.S. Treasury & Government Agencies	1.4
Foreign Government	0.3

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B	Actual	1.10%	$1,000.00	$1,018.80	$5.51
	Hypothetical*	1.10%	$1,000.00	$1,019.34	$5.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—33.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
BAE Systems plc	199,807	$1,167,825
European Aeronautic Defence and Space Co. NV	33,570	1,785,088
General Dynamics Corp.	558	43,708
Honeywell International, Inc.	16,681	1,323,471
United Technologies Corp.	15,115	1,404,788

		5,724,880

Air Freight & Logistics—0.2%
Deutsche Post AG	32,309	802,906
FedEx Corp.	970	95,623
United Parcel Service, Inc. - Class B	417	36,062
Yamato Holdings Co., Ltd.	26,300	554,532

		1,489,123

Airlines—0.0%
Southwest Airlines Co.	8,323	107,283

Auto Components—0.4%
Bridgestone Corp.	66,400	2,263,256
Continental AG	7,575	1,009,319
Johnson Controls, Inc.	2,080	74,443
Valeo S.A.	9,112	570,059

		3,917,077

Automobiles—1.3%
Astra International Tbk PT	1,117,500	788,161
Daihatsu Motor Co., Ltd.	22,000	417,062
General Motors Co. (a)	22,724	756,936
Honda Motor Co., Ltd.	39,800	1,478,987
Hyundai Motor Co.	6,700	1,322,928
Isuzu Motors, Ltd.	140,000	958,649
Mahindra & Mahindra, Ltd. (GDR)	50,300	821,560
Mazda Motor Corp. (a)	196,000	772,869
Nissan Motor Co., Ltd.	16,700	169,252
Toyota Motor Corp.	61,000	3,683,259
Yamaha Motor Co., Ltd.	31,400	406,905

		11,576,568

Beverages—0.8%
Carlsberg A/S - Class B	3,125	278,926
Cia de Bebidas das Americas (ADR)	30,300	1,131,705
Coca-Cola Co. (The)	27,930	1,120,272
Coca-Cola Enterprises, Inc.	12,018	422,553
Diageo plc	3,651	104,722
Dr. Pepper Snapple Group, Inc.	5,518	253,442
PepsiCo, Inc.	9,050	740,199
SABMiller plc	43,341	2,085,514
Tsingtao Brewery Co., Ltd.	106,000	758,505

		6,895,838

Biotechnology—0.3%
Alexion Pharmaceuticals, Inc. (a)	2,365	218,147
Biogen Idec, Inc. (a)	5,426	1,167,675
Celgene Corp. (a)	8,214	960,299

Security Description	Shares	Value

Biotechnology—(Continued)
Onyx Pharmaceuticals, Inc. (a)	1,796	$155,929
Vertex Pharmaceuticals, Inc. (a)	3,048	243,444

		2,745,494

Building Products—0.2%
Cie de St-Gobain	18,072	727,436
Daikin Industries, Ltd.	12,300	497,388
Masco Corp.	19,450	379,081

		1,603,905

Capital Markets—0.8%
Credit Suisse Group AG (a)	62,141	1,647,525
Deutsche Bank AG	18,309	765,927
Goldman Sachs Group, Inc. (The)	5,373	812,666
Invesco, Ltd.	16,308	518,595
Morgan Stanley	13,870	338,844
State Street Corp.	8,291	540,656
UBS AG (a)	136,317	2,315,796

		6,940,009

Chemicals—0.7%
Air Products & Chemicals, Inc.	6,490	594,289
Asahi Kasei Corp.	96,000	635,047
Axiall Corp.	3,743	159,377
BASF SE	13,231	1,181,703
CF Industries Holdings, Inc.	651	111,646
Dow Chemical Co. (The)	16,621	534,698
E.I. du Pont de Nemours & Co.	6,003	315,157
Nitto Denko Corp.	8,000	514,687
Solvay S.A.	8,493	1,111,062
Syngenta AG	1,572	613,061

		5,770,727

Commercial Banks—3.2%
Australia & New Zealand Banking Group, Ltd.	40,287	1,045,678
Banco Santander Chile (ADR)	15,500	378,975
Barclays plc	423,421	1,815,099
BNP Paribas S.A.	30,712	1,678,003
Capitec Bank Holdings, Ltd.	10,200	199,149
China Merchants Bank Co., Ltd.	208,000	347,558
CIT Group, Inc. (a)	887	41,361
Comerica, Inc.	4,844	192,936
Danske Bank A/S (a)	30,110	512,598
Fifth Third Bancorp.	3,565	64,348
Grupo Financiero Banorte S.A.B. de C.V. - Class O	56,700	338,692
HDFC Bank, Ltd. (ADR)	60,700	2,199,768
HSBC Holdings plc	244,377	2,532,499
Itau Unibanco Holding S.A. (ADR)	48,000	620,160
Lloyds Banking Group plc (a)	675,210	650,943
Mitsubishi UFJ Financial Group, Inc.	469,300	2,912,227
Mizuho Financial Group, Inc.	389,100	809,857
OTP Bank plc	16,600	348,347
PT Bank Rakyat Indonesia Persero Tbk	675,000	522,962
Public Bank Bhd	86,800	465,388

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
Sberbank of Russia (ADR) (a)	75,400	$860,661
Siam Commercial Bank PCL (NVDR)	79,800	442,547
Standard Chartered plc	35,200	759,961
Sumitomo Mitsui Financial Group, Inc.	59,700	2,739,252
Sumitomo Mitsui Trust Holdings, Inc.	250,000	1,167,255
SunTrust Banks, Inc.	5,307	167,542
Swedbank AB - A Shares	47,925	1,093,782
Turkiye Garanti Bankasi A/S	184,000	800,983
Wells Fargo & Co.	54,555	2,251,485
Westpac Banking Corp.	8,256	216,137

		28,176,153

Commercial Services & Supplies—0.1%
Moshi Moshi Hotline, Inc.	69,600	861,218
Tyco International, Ltd.	5,286	174,174

		1,035,392

Communications Equipment—0.4%
Cisco Systems, Inc.	59,848	1,454,905
QUALCOMM, Inc.	17,734	1,083,193
Telefonaktiebolaget LM Ericsson - Class B	103,558	1,174,071

		3,712,169

Computers & Peripherals—0.3%
Apple, Inc.	5,626	2,228,346
EMC Corp.	14,456	341,451
Hewlett-Packard Co.	13,877	344,150
NetApp, Inc. (a)	2,294	86,667

		3,000,614

Construction & Engineering—0.1%
Fluor Corp.	12,729	754,957
Larsen & Toubro, Ltd. (GDR)	16,800	398,026

		1,152,983

Construction Materials—0.1%
Holcim, Ltd. (a)	9,966	695,452

Consumer Finance—0.1%
Capital One Financial Corp.	8,142	511,399

Containers & Packaging—0.2%
Crown Holdings, Inc. (a)	7,226	297,206
Smurfit Kappa Group plc	70,863	1,181,041

		1,478,247

Distributors—0.0%
Imperial Holdings, Ltd.	9,800	208,054

Diversified Financial Services—0.8%
African Bank Investments, Ltd.	105,900	174,838
Bank of America Corp.	101,601	1,306,589
Citigroup, Inc.	33,879	1,625,176
Deutsche Boerse AG	19,216	1,265,015

Diversified Financial Services—(Continued)
FirstRand, Ltd.	194,100	$568,061
IntercontinentalExchange, Inc. (a)	1,487	264,329
NYSE Euronext	1,538	63,673
ORIX Corp.	130,100	1,777,851
Remgro, Ltd.	22,600	434,279

		7,479,811

Diversified Telecommunication Services—0.5%
AT&T, Inc.	17,355	614,367
BT Group plc	188,513	882,173
Deutsche Telekom AG	45,098	526,005
Nippon Telegraph & Telephone Corp.	13,500	704,588
Telstra Corp., Ltd.	85,437	371,952
Verizon Communications, Inc.	23,639	1,189,987

		4,289,072

Electric Utilities—0.3%
American Electric Power Co., Inc.	3,105	139,042
Edison International	10,698	515,216
Electricite de France S.A.	19,144	444,215
N.V. Energy, Inc.	5,231	122,719
NextEra Energy, Inc.	9,947	810,481
Xcel Energy, Inc.	11,096	314,461

		2,346,134

Electrical Equipment—0.4%
ABB, Ltd. (a)	20,537	443,369
Eaton Corp. plc	1,002	65,942
Emerson Electric Co.	21,058	1,148,503
Schneider Electric S.A.	17,960	1,294,833
Sumitomo Electric Industries, Ltd.	60,300	721,176

		3,673,823

Electronic Equipment, Instruments & Components—0.3%
Anritsu Corp.	34,400	407,595
Corning, Inc.	5,892	83,843
Delta Electronics, Inc.	186,000	847,119
Hitachi, Ltd.	237,000	1,522,419
TE Connectivity, Ltd.	2,806	127,785

		2,988,761

Energy Equipment & Services—0.4%
Cameron International Corp. (a)	3,860	236,078
Ensco plc - Class A	10,672	620,257
Noble Corp.	6,506	244,495
Petrofac, Ltd.	27,560	503,846
Schlumberger, Ltd.	14,246	1,020,868
Tenaris S.A. (ADR)	17,800	716,806

		3,342,350

Food & Staples Retailing—0.7%
CVS Caremark Corp.	16,986	971,260
Kroger Co. (The)	2,622	90,564
Magnit OJSC (GDR) (a)	19,700	907,347
Massmart Holdings, Ltd.	15,900	288,057

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
President Chain Store Corp.	75,000	$491,725
Seven & I Holdings Co., Ltd.	34,100	1,246,549
Shoprite Holdings, Ltd.	28,600	536,699
Sun Art Retail Group, Ltd.	256,000	370,333
Wal-Mart de Mexico S.A.B. de C.V.	271,500	764,373
Wal-Mart Stores, Inc.	4,425	329,618

		5,996,525

Food Products—1.2%
Archer-Daniels-Midland Co.	20,391	691,459
General Mills, Inc.	9,311	451,863
Grieg Seafood ASA (a)	324,584	838,045
Marine Harvest ASA	933,651	946,872
Mondelez International, Inc. - Class A	25,934	739,897
Nestle S.A.	29,141	1,906,009
Nutreco NV	29,990	1,274,962
Salmar ASA (a)	97,574	995,900
Tiger Brands, Ltd.	12,500	374,176
Tingyi Cayman Islands Holding Corp.	158,000	411,498
Unilever NV	47,175	1,850,526
Viscofan S.A.	8,945	447,316

		10,928,523

Gas Utilities—0.0%
Questar Corp.	4,023	95,949

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.	5,562	385,280
CareFusion Corp. (a)	8,014	295,316
Covidien plc	8,096	463,091
Intuitive Surgical, Inc. (a)	666	337,382
St. Jude Medical, Inc.	1,879	85,739

		1,566,808

Health Care Providers & Services—0.2%
DaVita HealthCare Partners, Inc. (a)	2,450	295,960
Humana, Inc.	5,449	459,786
UnitedHealth Group, Inc.	12,435	814,244

		1,569,990

Health Care Technology—0.0%
athenahealth, Inc. (a)	903	76,502
Cerner Corp. (a)	1,862	178,920

		255,422

Hotels, Restaurants & Leisure—0.6%
InterContinental Hotels Group plc	67,786	1,865,508
Marriott International, Inc. - Class A	5,841	235,801
Royal Caribbean Cruises, Ltd.	7,746	258,251
Sands China, Ltd.	154,000	723,236
Sodexo	16,111	1,341,595
Starbucks Corp.	1,990	130,325
William Hill plc	39,093	263,044
Yum! Brands, Inc.	4,827	334,704

		5,152,464

Household Durables—0.5%
Barratt Developments plc (a)	90,527	$424,074
Berkeley Group Holdings plc	14,399	465,234
Electrolux AB - Series B	33,905	857,368
Haseko Corp. (a)	376,000	458,790
Lennar Corp. - Class A	2,507	90,352
NVR, Inc. (a)	36	33,192
Persimmon plc (a)	23,379	421,764
PulteGroup, Inc. (a)	13,186	250,138
Sekisui House, Ltd.	47,000	679,655
Taylor Wimpey plc	415,493	603,306

		4,283,873

Household Products—0.3%
Clorox Co. (The)	1,391	115,648
Kimberly-Clark Corp.	4,945	480,357
Procter & Gamble Co. (The)	19,762	1,521,476
Svenska Cellulosa AB - B Shares	16,915	423,502
Unilever Indonesia Tbk PT	142,000	439,950

		2,980,933

Industrial Conglomerates—0.4%
Bidvest Group, Ltd.	29,400	728,527
General Electric Co.	35,956	833,820
Hutchison Whampoa, Ltd.	99,000	1,034,645
Jardine Matheson Holdings, Ltd.	13,600	822,800
KOC Holding	73,500	352,885

		3,772,677

Insurance—3.1%
ACE, Ltd.	10,497	939,272
Aegon NV	271,381	1,811,723
Aflac, Inc.	2,056	119,495
Ageas	41,616	1,454,438
AIA Group, Ltd.	312,800	1,314,563
Allianz SE	23,930	3,494,745
Aon plc	4,111	264,543
AXA S.A.	166,006	3,261,752
Berkshire Hathaway, Inc. - Class B (a)	7,311	818,247
Delta Lloyd NV	64,785	1,290,659
Everest Re Group, Ltd.	960	123,130
Hartford Financial Services Group, Inc.	19,031	588,438
Lancashire Holdings, Ltd.	67,819	818,031
Legal & General Group plc	238,730	624,614
Lincoln National Corp.	1,603	58,461
Muenchener Rueckversicherungs AG	7,877	1,446,419
Ping An Insurance Group Co. of China, Ltd.	113,000	760,516
Prudential Financial, Inc.	8,414	614,474
Prudential plc	186,660	3,068,624
RenaissanceRe Holdings, Ltd.	803	69,692
Standard Life plc	108,149	565,431
Swiss Re AG (a)	36,302	2,689,125
Zurich Financial Services AG (a)	5,673	1,470,207

		27,666,599

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	2,447	$679,507
Expedia, Inc.	1,533	92,210
priceline.com, Inc. (a)	365	301,903

		1,073,620

Internet Software & Services—0.3%
eBay, Inc. (a)	4,992	258,186
Google, Inc. - Class A (a)	2,627	2,312,732
LinkedIn Corp. - Class A (a)	227	40,474

		2,611,392

IT Services—0.6%
Cap Gemini S.A.	17,065	829,642
Cielo S.A.	18,500	464,293
Cognizant Technology Solutions Corp. - Class A (a)	4,544	284,500
Fidelity National Information Services, Inc.	5,704	244,359
Infosys, Ltd. (ADR)	21,200	873,228
International Business Machines Corp.	5,356	1,023,585
Jack Henry & Associates, Inc.	1,978	93,223
Visa, Inc. - Class A	6,406	1,170,697

		4,983,527

Life Sciences Tools & Services—0.0%
Mettler-Toledo International, Inc. (a)	1,103	221,923
Thermo Fisher Scientific, Inc.	2,436	206,159

		428,082

Machinery—0.3%
Cummins, Inc.	646	70,065
Deere & Co.	2,397	194,756
Mitsubishi Heavy Industries, Ltd.	126,000	700,090
PACCAR, Inc.	12,734	683,306
SPX Corp.	2,351	169,225
WEG S.A.	31,600	398,656

		2,216,098

Media—0.8%
CBS Corp. - Class B	11,087	541,822
Comcast Corp. - Class A	29,651	1,241,784
DISH Network Corp. - Class A	2,444	103,919
Pearson plc	40,494	719,000
Time Warner Cable, Inc.	3,541	398,292
Time Warner, Inc.	19,969	1,154,607
Walt Disney Co. (The)	4,601	290,553
Wolters Kluwer NV	30,023	633,146
WPP plc	98,720	1,686,589

		6,769,712

Metals & Mining—0.3%
Alcoa, Inc.	37,718	294,955
First Quantum Minerals, Ltd.	48,999	726,808
Kumba Iron Ore, Ltd.	14,100	654,347
Rio Tinto plc	18,503	758,374

Metals & Mining—(Continued)
Vale S.A. (ADR)	46,600	$566,656
Walter Energy, Inc.	2,169	22,558

		3,023,698

Multi-Utilities—0.3%
Centrica plc	107,447	589,683
CMS Energy Corp.	3,029	82,298
DTE Energy Co.	4,276	286,535
GDF Suez	27,546	537,100
NiSource, Inc.	13,919	398,640
Sempra Energy	5,184	423,844

		2,318,100

Multiline Retail—0.2%
Lojas Renner S.A.	12,200	349,649
Macy’s, Inc.	5,760	276,480
Nordstrom, Inc.	930	55,744
Target Corp.	13,415	923,757

		1,605,630

Oil, Gas & Consumable Fuels—2.0%
Anadarko Petroleum Corp.	4,576	393,216
Apache Corp.	2,597	217,707
BG Group plc	86,849	1,482,251
BP plc	266,093	1,845,933
Chevron Corp.	16,823	1,990,834
CNOOC, Ltd.	523,000	887,395
ConocoPhillips	12,226	739,673
ENI S.p.A.	17,035	349,977
EOG Resources, Inc.	2,538	334,204
Exxon Mobil Corp.	21,840	1,973,244
Marathon Petroleum Corp.	3,515	249,776
Occidental Petroleum Corp.	5,610	500,580
Petroleo Brasileiro S.A. (ADR)	56,500	828,290
Phillips 66	6,764	398,467
Range Resources Corp.	1,048	81,031
Repsol S.A.	29,628	624,592
Royal Dutch Shell plc - A Shares	75,540	2,412,473
Royal Dutch Shell plc - B Shares	25,711	850,283
Tullow Oil plc	45,219	690,742
Ultrapar Participacoes S.A.	26,800	636,325
Valero Energy Corp.	2,373	82,509
Williams Cos., Inc. (The)	9,706	315,154

		17,884,656

Paper & Forest Products—0.1%
Stora Enso Oyj - R Shares	64,414	429,232
UPM-Kymmene Oyj	38,921	379,602

		808,834

Pharmaceuticals—2.8%
Actavis, Inc. (a)	910	114,860
Allergan, Inc.	4,480	377,395
Bayer AG	32,622	3,477,724
Bristol-Myers Squibb Co.	26,813	1,198,273

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
GlaxoSmithKline plc	96,432	$2,412,422
Johnson & Johnson	27,418	2,354,109
Mallinckrodt plc (a)	253	11,494
Merck & Co., Inc.	4,368	202,894
Novartis AG	58,128	4,119,497
Novo Nordisk A/S - Class B	2,633	409,925
Otsuka Holdings Co., Ltd.	14,000	462,313
Pfizer, Inc.	11,489	321,807
Roche Holding AG	18,267	4,526,277
Sanofi	31,759	3,272,989
Shire plc	28,883	916,255
Valeant Pharmaceuticals International, Inc. (a)	1,811	155,891
Zoetis, Inc.	1,263	39,014

		24,373,139

Professional Services—0.1%
Experian plc	55,954	970,496

Real Estate Investment Trusts—0.7%
Alexandria Real Estate Equities, Inc.	620	40,746
American Campus Communities, Inc.	2,020	82,133
Apartment Investment & Management Co. - Class A	1,423	42,747
Boston Properties, Inc.	1,662	175,291
Brandywine Realty Trust	10,466	141,500
CBL & Associates Properties, Inc.	10,037	214,993
Digital Realty Trust, Inc.	1,489	90,829
First Real Estate Investment Trust	718,000	688,195
Goodman Group	167,284	741,408
HCP, Inc.	3,549	161,267
Highwoods Properties, Inc.	5,331	189,837
Host Hotels & Resorts, Inc.	10,390	175,279
LaSalle Hotel Properties	5,564	137,431
Lippo Malls Indonesia Retail Trust	1,668,000	644,756
Mapletree Logistics Trust	696,000	603,968
Post Properties, Inc.	1,413	69,929
ProLogis, Inc.	813	30,666
Simon Property Group, Inc.	2,357	372,218
Unibail-Rodamco SE	4,283	995,646
Ventas, Inc.	2,292	159,202

		5,758,041

Real Estate Management & Development—0.5%
Deutsche Wohnen AG	82,530	1,400,436
GSW Immobilien AG	31,149	1,200,830
Hang Lung Properties, Ltd.	143,000	496,468
Mitsubishi Estate Co., Ltd.	19,000	506,025
TAG Immobilien AG	37,488	407,973
Wharf Holdings, Ltd.	74,000	616,113

		4,627,845

Road & Rail—0.3%
CSX Corp.	35,707	828,045
East Japan Railway Co.	5,900	458,699
Norfolk Southern Corp.	1,175	85,364
Union Pacific Corp.	7,943	1,225,446

		2,597,554

Semiconductors & Semiconductor Equipment—0.8%
Applied Materials, Inc.	16,456	$245,359
ASML Holding NV	21,168	1,660,713
Avago Technologies, Ltd.	3,828	143,091
Broadcom Corp. - Class A	16,266	549,140
KLA-Tencor Corp.	5,654	315,097
Lam Research Corp. (a)	4,948	219,394
Samsung Electronics Co., Ltd. (GDR)	3,200	1,880,128
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	107,000	1,960,240
Texas Instruments, Inc.	5,687	198,306
Xilinx, Inc.	3,883	153,806

		7,325,274

Software—0.5%
Adobe Systems, Inc. (a)	15,711	715,793
Citrix Systems, Inc. (a)	4,156	250,732
Microsoft Corp.	51,404	1,774,980
Oracle Corp.	32,531	999,352
SAP AG	13,997	1,024,943
VMware, Inc. - Class A (a)	713	47,764

		4,813,564

Specialty Retail—0.5%
AutoZone, Inc. (a)	1,452	615,198
Home Depot, Inc. (The)	15,134	1,172,431
Kingfisher plc	177,450	928,940
Lowe’s Cos., Inc.	17,778	727,120
Mr. Price Group, Ltd.	12,800	174,074
O’Reilly Automotive, Inc. (a)	443	49,891
Ross Stores, Inc.	3,032	196,504
TJX Cos., Inc.	12,073	604,374

		4,468,532

Textiles, Apparel & Luxury Goods—0.2%
Cie Financiere Richemont S.A. - Class A	14,679	1,287,666
Lululemon Athletica, Inc. (a)	726	47,568
VF Corp.	3,858	744,825

		2,080,059

Tobacco—1.0%
British American Tobacco Malaysia Bhd	13,300	250,888
British American Tobacco plc	43,961	2,257,547
Japan Tobacco, Inc.	133,000	4,700,680
Philip Morris International, Inc.	17,287	1,497,400

		8,706,515

Trading Companies & Distributors—0.1%
Marubeni Corp.	19,000	127,029
WW Grainger, Inc.	1,274	321,277

		448,306

Transportation Infrastructure—0.1%
CCR S.A.	67,700	537,025

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—0.7%
China Mobile, Ltd.	120,500	$1,255,441
MTN Group, Ltd.	50,600	938,585
Softbank Corp.	21,500	1,255,352
Sprint Nextel Corp. (a)	6,364	44,675
Vodafone Group plc	990,070	2,841,221

		6,335,274

Total Common Stocks (Cost $282,963,412)		291,896,054

Corporate Bonds & Notes—23.1%

Aerospace/Defense—0.4%
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	375,602
BAE Systems plc 4.750%, 10/11/21 (144A)	225,000	237,939
Boeing Co. (The) 7.250%, 06/15/25	11,000	13,926
8.625%, 11/15/31	125,000	176,991
General Dynamics Corp. 1.000%, 11/15/17	117,000	112,785
2.250%, 11/15/22	250,000	226,191
Lockheed Martin Corp. 4.070%, 12/15/42	187,000	163,273
7.650%, 05/01/16	168,000	196,474
Northrop Grumman Corp. 3.250%, 08/01/23	400,000	378,524
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	261,745
United Technologies Corp. 5.375%, 12/15/17	173,000	198,434
5.400%, 05/01/35	525,000	584,983
6.050%, 06/01/36	100,000	121,088
6.700%, 08/01/28	233,000	292,239
7.500%, 09/15/29	255,000	350,323
8.875%, 11/15/19	41,000	54,603

		3,745,120

Agriculture—0.2%
Archer-Daniels-Midland Co. 4.016%, 04/16/43	150,000	131,305
5.375%, 09/15/35	100,000	106,138
6.625%, 05/01/29	100,000	119,484
Bunge NA Finance L.P. 5.900%, 04/01/17	90,000	99,132
Bunge, Ltd. Finance Corp. 3.200%, 06/15/17	131,000	134,017
Cargill, Inc. 6.125%, 04/19/34 (144A)	325,000	371,587
7.350%, 03/06/19 (144A)	260,000	321,927
Monsanto Finance Canada Co. 5.500%, 07/30/35	125,000	137,060

		1,420,650

Airlines—0.0%
Air Canada 4.125%, 11/15/26 (144A)	176,000	$175,560
Continental Airlines 2012-2 Class A Pass-Through Certificates 4.000%, 04/29/26	42,000	41,895
Delta Air Lines Pass-Through Trust 4.750%, 11/07/21	68,465	71,546

		289,001

Auto Manufacturers—0.2%
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	205,000	200,046
8.500%, 01/18/31	330,000	466,912
Ford Motor Co. 6.375%, 02/01/29	500,000	529,882
9.980%, 02/15/47	275,000	378,719
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	146,000	142,147
1.950%, 09/12/17 (144A)	500,000	496,748

		2,214,454

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 2.600%, 12/01/16	75,000	77,696
5.500%, 01/15/16	135,000	148,323

		226,019

Banks—4.2%
American Express Bank FSB 0.493%, 06/12/17 (b)	500,000	492,641
American Express Centurion Bank 6.000%, 09/13/17	250,000	287,286
Bank of America Corp. 2.000%, 01/11/18	1,000,000	968,614
5.625%, 10/14/16	800,000	885,047
5.625%, 07/01/20	2,000,000	2,201,934
7.625%, 06/01/19	250,000	300,444
Bank of America NA 5.300%, 03/15/17	1,400,000	1,518,418
Bank of Montreal 1.400%, 09/11/17	194,000	189,449
2.550%, 11/06/22	213,000	197,664
Bank of New York Mellon Corp. (The) 1.969%, 06/20/17 (c)	500,000	502,975
3.550%, 09/23/21	352,000	358,778
4.600%, 01/15/20	200,000	218,505
Bank of Nova Scotia 1.375%, 12/18/17	200,000	194,170
3.400%, 01/22/15	470,000	488,729
BB&T Corp. 1.600%, 08/15/17	44,000	43,030
2.050%, 06/19/18	139,000	136,976
2.150%, 03/22/17	350,000	350,575
3.950%, 03/22/22	175,000	176,293

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Branch Banking & Trust Co. 0.592%, 09/13/16 (b)	250,000	$247,345
Canadian Imperial Bank of Commerce 0.900%, 10/01/15	87,000	87,054
Capital One Financial Corp. 1.000%, 11/06/15	91,000	89,766
5.500%, 06/01/15	208,000	223,319
7.375%, 05/23/14	250,000	264,214
Capital One N.A. 1.500%, 03/22/18	500,000	481,927
Citigroup, Inc. 3.375%, 03/01/23	192,000	183,670
6.125%, 11/21/17	1,600,000	1,818,478
6.125%, 05/15/18	1,200,000	1,373,686
6.625%, 01/15/28	100,000	113,765
8.500%, 05/22/19	473,000	595,993
Comerica Bank 5.200%, 08/22/17	250,000	278,623
5.750%, 11/21/16	376,000	427,659

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.125%, 10/13/15	620,000	634,504
Credit Suisse of New York
5.500%, 05/01/14	550,000	572,415
Fifth Third Bancorp
3.625%, 01/25/16	155,000	163,628
8.250%, 03/01/38	50,000	63,407
Goldman Sachs Group, Inc. (The)
3.625%, 01/22/23	500,000	478,387
5.250%, 07/27/21	800,000	855,919
5.375%, 03/15/20	500,000	542,527
6.125%, 02/15/33	1,000,000	1,093,746
6.250%, 09/01/17	1,000,000	1,133,204
7.500%, 02/15/19	750,000	890,680
HSBC Bank plc
1.500%, 05/15/18 (144A)	364,000	350,782
HSBC Bank USA NA
4.875%, 08/24/20	500,000	535,639
5.875%, 11/01/34	500,000	531,986
HSBC USA, Inc.
1.625%, 01/16/18	300,000	292,684
KeyBank N.A.
4.950%, 09/15/15	167,000	179,902
KeyCorp.
3.750%, 08/13/15	200,000	210,632
Morgan Stanley
3.750%, 02/25/23	333,000	318,442
5.450%, 01/09/17	1,750,000	1,891,309
5.500%, 01/26/20	100,000	107,339
5.550%, 04/27/17	650,000	703,159
5.625%, 09/23/19	1,100,000	1,182,314
National City Bank
5.800%, 06/07/17	500,000	569,133
National City Bank of Indiana
4.250%, 07/01/18	250,000	267,235

Banks—(Continued)
Northern Trust Corp.
3.375%, 08/23/21	500,000	$506,993
PNC Bank NA
6.875%, 04/01/18	350,000	419,776
Rabobank Nederland
3.875%, 02/08/22	350,000	352,457
Royal Bank of Canada
2.875%, 04/19/16	500,000	523,445
State Street Bank and Trust Co.
5.250%, 10/15/18	215,000	245,082
State Street Corp.
3.100%, 05/15/23	90,000	84,300
4.375%, 03/07/21	100,000	108,234
SunTrust Banks, Inc.
0.574%, 04/01/15 (b)	377,000	374,071
2.750%, 05/01/23	300,000	276,028
6.000%, 09/11/17	150,000	172,020
Toronto-Dominion Bank (The)
1.400%, 04/30/18	348,000	337,771
UBS AG
4.875%, 08/04/20	250,000	276,051
US Bancorp
2.200%, 11/15/16	175,000	179,506
US Bank NA
0.557%, 10/14/14 (b)	150,000	150,268
4.800%, 04/15/15	200,000	213,831
Wachovia Bank N.A.
6.000%, 11/15/17	500,000	570,557
Wachovia Corp.
6.605%, 10/01/25	222,000	267,278
Wells Fargo & Co.
5.125%, 09/15/16	50,000	55,254
5.625%, 12/11/17	700,000	795,686
Wells Fargo Bank NA
4.750%, 02/09/15	1,000,000	1,055,390
Westpac Banking Corp.
1.033%, 09/25/15 (b)	200,000	202,168
4.875%, 11/19/19	400,000	448,341

		36,880,507

Beverages—0.6%
Anheuser-Busch Cos. LLC 5.750%, 04/01/36	60,000	68,675
5.950%, 01/15/33	100,000	117,459
6.750%, 12/15/27	65,000	80,584
6.800%, 08/20/32	420,000	540,038
Anheuser-Busch InBev Finance, Inc. 2.625%, 01/17/23	1,000,000	938,224
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	42,000	39,211
8.000%, 11/15/39	50,000	71,961
Beam, Inc. 5.375%, 01/15/16	191,000	208,758
Brown-Forman Corp. 1.000%, 01/15/18	122,000	117,497
2.250%, 01/15/23	143,000	131,265

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Coca-Cola Co. (The) 7.375%, 07/29/93	100,000	$126,934
Coca-Cola Refreshments USA, Inc. 7.000%, 05/15/98	100,000	128,203
Diageo Capital plc 4.828%, 07/15/20	250,000	282,362
4.850%, 05/15/18	46,000	51,342
Diageo Investment Corp. 2.875%, 05/11/22	200,000	193,092
7.450%, 04/15/35	70,000	94,688
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20	92,000	86,744
Molson Coors Brewing Co. 2.000%, 05/01/17	200,000	199,905
PepsiCo, Inc. 0.483%, 02/26/16 (b)	341,000	341,537
4.500%, 01/15/20	276,000	304,732
5.000%, 06/01/18	250,000	283,002
5.500%, 01/15/40	150,000	167,181
SABMiller plc 6.500%, 07/15/18 (144A)	250,000	296,722
6.625%, 08/15/33 (144A)	150,000	182,048

		5,052,164

Biotechnology—0.2%
Amgen, Inc. 3.875%, 11/15/21	575,000	591,833
5.150%, 11/15/41	75,000	74,696
6.375%, 06/01/37	500,000	580,069
6.400%, 02/01/39	100,000	115,195
6.900%, 06/01/38	100,000	122,666
Celgene Corp. 3.250%, 08/15/22	174,000	165,025
Genzyme Corp. 3.625%, 06/15/15	150,000	158,536
Gilead Sciences, Inc. 4.400%, 12/01/21	125,000	134,229
4.500%, 04/01/21	100,000	108,364

		2,050,613

Chemicals—0.5%
Dow Chemical Co. (The) 3.000%, 11/15/22	54,000	50,223
8.550%, 05/15/19	100,000	127,588
Ecolab, Inc. 1.450%, 12/08/17	70,000	67,990
4.875%, 02/15/15	150,000	159,116
EI du Pont de Nemours & Co. 2.750%, 04/01/16	60,000	62,728
2.800%, 02/15/23	165,000	157,218
4.250%, 04/01/21	201,000	217,111
6.500%, 01/15/28	100,000	122,635
Mosaic Co. (The) 4.875%, 11/15/41	100,000	95,672

Chemicals—(Continued)
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	$27,782
7.375%, 08/01/18	800,000	946,609
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36	400,000	448,722
PPG Industries, Inc. 3.600%, 11/15/20	155,000	159,259
7.700%, 03/15/38	140,000	184,389
9.000%, 05/01/21	100,000	133,644
Praxair, Inc. 3.000%, 09/01/21	30,000	29,575
Praxair, Inc. 4.050%, 03/15/21	300,000	319,840
5.375%, 11/01/16	180,000	204,035
Union Carbide Corp. 7.500%, 06/01/25	701,000	820,389
7.750%, 10/01/96	100,000	113,287
7.875%, 04/01/23	30,000	37,009

		4,484,821

Commercial Services—0.2%
ADT Corp. (The)
3.500%, 07/15/22	423,000	388,969
4.125%, 06/15/23	27,000	25,432
4.875%, 07/15/42	200,000	169,790
California Institute of Technology
4.700%, 11/01/2111	165,000	152,525
ERAC USA Finance LLC
1.400%, 04/15/16 (144A)	11,000	10,918
3.300%, 10/15/22 (144A)	100,000	94,924
6.375%, 10/15/17 (144A)	395,000	458,661
6.700%, 06/01/34 (144A)	300,000	338,461

		1,639,680

Computers—0.4%
Apple, Inc.
3.850%, 05/04/43	133,000	118,135
EMC Corp.
2.650%, 06/01/20	594,000	585,553
Hewlett-Packard Co.
3.000%, 09/15/16	200,000	205,387
3.750%, 12/01/20	150,000	145,194
4.300%, 06/01/21	250,000	244,444
HP Enterprise Services LLC
7.450%, 10/15/29	300,000	338,824
International Business Machines Corp.
1.625%, 05/15/20	105,000	98,293
5.700%, 09/14/17	300,000	346,525
6.220%, 08/01/27	1,000,000	1,232,498

		3,314,853

Construction Materials—0.0%
CRH America, Inc.
6.000%, 09/30/16	150,000	168,917

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—0.0%
Arrow Electronics, Inc.
3.000%, 03/01/18	26,000	$25,963
6.000%, 04/01/20	250,000	270,555

		296,518

Diversified Financial Services—1.7%
American Express Co.
7.000%, 03/19/18	280,000	336,862
American Express Credit Corp.
1.750%, 06/12/15	200,000	202,714
2.750%, 09/15/15	150,000	155,589
American Honda Finance Corp.
1.500%, 09/11/17 (144A)	425,000	415,950
Ameriprise Financial, Inc.
5.650%, 11/15/15	288,000	318,939
BlackRock, Inc.
3.375%, 06/01/22	100,000	99,973
6.250%, 09/15/17	250,000	294,327
Blackstone Holdings Finance Co. LLC
5.875%, 03/15/21 (144A)	250,000	282,584
Boeing Capital Corp.
4.700%, 10/27/19	255,000	288,019
Capital One Bank USA N.A.
3.375%, 02/15/23	300,000	283,576
Caterpillar Financial Services Corp.
1.250%, 11/06/17	87,000	84,786
6.200%, 09/30/13	400,000	405,568
7.050%, 10/01/18	155,000	192,014
CME Group, Inc.
3.000%, 09/15/22	300,000	282,435
Credit Suisse USA, Inc.
5.125%, 08/15/15	500,000	539,881
Ford Motor Credit Co. LLC
1.700%, 05/09/16	333,000	327,567
4.250%, 09/20/22	415,000	407,889
General Electric Capital Corp.
1.600%, 11/20/17	350,000	341,665
1.625%, 07/02/15	536,000	542,265
2.100%, 12/11/19	35,000	34,065
5.500%, 01/08/20	1,500,000	1,691,229
5.625%, 09/15/17	500,000	566,335
6.000%, 08/07/19	1,000,000	1,160,934
6.750%, 03/15/32	1,000,000	1,199,025
HSBC Finance Corp.
0.527%, 01/15/14 (b)	300,000	299,713
0.705%, 06/01/16 (b)	100,000	99,142
Jefferies Group Inc.
5.125%, 04/13/18	75,000	78,375
Jefferies Group LLC
6.500%, 01/20/43	42,000	40,212
8.500%, 07/15/19	375,000	451,875
John Deere Capital Corp.
0.950%, 06/29/15	44,000	44,224
1.200%, 10/10/17	59,000	57,402
1.700%, 01/15/20	43,000	40,668

Diversified Financial Services—(Continued)
John Deere Capital Corp.
2.250%, 04/17/19	75,000	$74,907
2.800%, 01/27/23	122,000	115,696
MassMutual Global Funding II
2.000%, 04/05/17 (144A)	250,000	250,514
Merrill Lynch & Co., Inc.
6.400%, 08/28/17	100,000	112,916
National Rural Utilities Cooperative Finance Corp.
0.523%, 05/27/16 (b)	500,000	498,705
8.000%, 03/01/32	400,000	554,313
10.375%, 11/01/18	40,000	55,419
PACCAR Financial Corp.
0.800%, 02/08/16	217,000	215,093
1.050%, 06/05/15	80,000	80,546
1.600%, 03/15/17	150,000	148,596
Toyota Motor Credit Corp.
0.443%, 12/05/14 (b)	458,000	458,159
1.250%, 10/05/17	200,000	194,207
2.050%, 01/12/17	300,000	303,447
2.625%, 01/10/23	400,000	371,616
4.250%, 01/11/21	150,000	161,273

		15,161,209

Electric—1.8%
Alabama Power Co.
5.500%, 10/15/17	147,000	167,933
5.700%, 02/15/33	150,000	172,494
American Electric Power Co., Inc.
1.650%, 12/15/17	119,000	115,683
Appalachian Power Co.
3.400%, 05/24/15	75,000	78,275
5.800%, 10/01/35	150,000	164,132
Arizona Public Service Co.
8.750%, 03/01/19	65,000	84,469
Atlantic City Electric Co.
7.750%, 11/15/18	135,000	171,451
Baltimore Gas & Electric Co.
2.800%, 08/15/22	143,000	135,475
CenterPoint Energy Houston Electric LLC
5.600%, 07/01/23	381,000	429,870
6.950%, 03/15/33	100,000	131,981
Cleveland Electric Illuminating Co. (The)
5.500%, 08/15/24	187,000	209,676
7.880%, 11/01/17	315,000	380,310
Commonwealth Edison Co.
5.875%, 02/01/33	150,000	178,018
6.450%, 01/15/38	175,000	218,213
Connecticut Light & Power Co. (The)
5.500%, 02/01/19	250,000	290,758
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	300,000	271,428
Consumers Energy Co.
3.950%, 05/15/43	200,000	183,958

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Detroit Edison Co. (The)
5.450%, 02/15/35	30,000	$32,872
Dominion Resources, Inc.
5.150%, 07/15/15	150,000	162,206
5.250%, 08/01/33	400,000	434,539
8.875%, 01/15/19	200,000	261,247
DTE Electric Co.
5.700%, 10/01/37	250,000	292,467
Duke Energy Carolinas LLC
4.300%, 06/15/20	408,000	444,030
6.000%, 12/01/28	200,000	223,405
6.000%, 01/15/38	60,000	70,439
Duke Energy Corp.
6.250%, 06/15/18	375,000	438,323
Duke Energy Progress, Inc.
6.125%, 09/15/33	500,000	582,392
Entergy Arkansas, Inc.
3.050%, 06/01/23	51,000	48,644
Florida Power & Light Co.
4.950%, 06/01/35	300,000	325,828
Indiana Michigan Power Co.
3.200%, 03/15/23	250,000	236,975
Jersey Central Power & Light Co.
6.150%, 06/01/37	100,000	112,363
Kansas City Power & Light Co.
3.150%, 03/15/23	100,000	94,934
6.375%, 03/01/18	150,000	172,830
7.150%, 04/01/19	250,000	305,647
Nevada Power Co.
5.875%, 01/15/15	700,000	750,212
6.500%, 08/01/18	425,000	509,790
6.650%, 04/01/36	150,000	188,456
NextEra Energy Capital Holdings, Inc.
1.200%, 06/01/15	49,000	49,248
7.875%, 12/15/15	100,000	115,956
Nisource Finance Corp.
5.250%, 09/15/17	447,000	497,353
5.450%, 09/15/20	75,000	83,636
6.250%, 12/15/40	75,000	82,952
6.800%, 01/15/19	30,000	35,499
Northeast Utilities
1.022%, 09/20/13 (b)	95,000	95,132
Pacific Gas & Electric Co.
2.450%, 08/15/22	91,000	84,079
3.250%, 06/15/23	300,000	293,783
5.800%, 03/01/37	255,000	289,362
PacifiCorp
5.500%, 01/15/19	65,000	75,519
5.900%, 08/15/34	15,000	17,533
6.100%, 08/01/36	116,000	138,960
6.250%, 10/15/37	260,000	316,378
7.700%, 11/15/31	40,000	54,730
Peco Energy Co.
2.375%, 09/15/22	250,000	231,618
5.350%, 03/01/18	530,000	608,306

Electric—(Continued)
PG&E Corp.
5.750%, 04/01/14	230,000	$238,508
PPL Electric Utilities Corp.
2.500%, 09/01/22	86,000	80,543
6.450%, 08/15/37	150,000	189,222
Progress Energy, Inc.
7.000%, 10/30/31	325,000	394,117
PSEG Power LLC
4.150%, 09/15/21	110,000	113,247
5.320%, 09/15/16	45,000	49,911
5.500%, 12/01/15	428,000	470,935
Public Service Co. of Colorado
2.250%, 09/15/22	47,000	43,187
3.950%, 03/15/43	200,000	184,001
5.125%, 06/01/19	150,000	173,268
5.800%, 08/01/18	130,000	153,650
Public Service Co. of New Hampshire
6.000%, 05/01/18	410,000	462,665
Public Service Co. of Oklahoma
5.150%, 12/01/19	50,000	56,654
Public Service Electric & Gas Co.
3.650%, 09/01/42	56,000	49,244
San Diego Gas & Electric Co.
5.350%, 05/15/35	100,000	114,519
6.000%, 06/01/26	100,000	122,993
Southern California Edison Co.
0.723%, 09/15/14 (b)	104,000	104,464
4.650%, 04/01/15	150,000	160,547
Southern Power Co.
4.875%, 07/15/15	319,000	341,862
TECO Finance, Inc.
6.572%, 11/01/17	150,000	174,816
Toledo Edison Co. (The)
6.150%, 05/15/37	250,000	286,469
7.250%, 05/01/20	79,000	97,778
Virginia Electric and Power Co.
1.200%, 01/15/18	33,000	31,983
Xcel Energy, Inc.
0.750%, 05/09/16	95,000	93,558

		16,329,908

Electrical Components & Equipment—0.1%
Emerson Electric Co.
5.250%, 10/15/18	375,000	431,082
6.000%, 08/15/32	70,000	84,200

		515,282

Electronics—0.0%
Honeywell International, Inc. 5.300%, 03/15/17	105,000	118,365
Koninklijke Philips NV
3.750%, 03/15/22	100,000	100,304
6.875%, 03/11/38	100,000	124,969

		343,638

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.0%
ABB Finance USA, Inc.
1.625%, 05/08/17	165,000	$163,914
2.875%, 05/08/22	100,000	95,806
Fluor Corp.
3.375%, 09/15/21	105,000	104,600

		364,320

Environmental Control—0.2%
Republic Services, Inc.
5.500%, 09/15/19	600,000	679,087
6.086%, 03/15/35	230,000	253,850
Waste Management, Inc.
2.900%, 09/15/22	354,000	325,336
7.125%, 12/15/17	179,000	210,662
7.375%, 03/11/19	100,000	120,611
7.375%, 05/15/29	450,000	557,776

		2,147,322

Food—0.4%
ConAgra Foods, Inc.
2.100%, 03/15/18	21,000	20,802
3.200%, 01/25/23	200,000	191,254
6.625%, 08/15/39 (144A)	125,000	145,378
7.000%, 04/15/19	200,000	241,199
7.125%, 10/01/26	40,000	48,600
General Mills, Inc.
3.150%, 12/15/21	244,000	243,670
5.700%, 02/15/17	500,000	566,231
Kellogg Co.
4.000%, 12/15/20	100,000	105,276
7.450%, 04/01/31	150,000	193,571
Kraft Foods Group, Inc.
6.125%, 08/23/18	500,000	587,074
6.875%, 01/26/39	300,000	363,945
Kroger Co. (The)
6.400%, 08/15/17	100,000	115,406
7.700%, 06/01/29	110,000	138,723
Mondelez International, Inc.
6.500%, 08/11/17	250,000	290,662
6.500%, 11/01/31	465,000	540,242

		3,792,033

Gas—0.3%
AGL Capital Corp.
5.875%, 03/15/41	147,000	167,439
6.000%, 10/01/34	250,000	290,872
6.375%, 07/15/16	150,000	171,439
Atmos Energy Corp.
6.350%, 06/15/17	355,000	413,621
8.500%, 03/15/19	350,000	457,580
Sempra Energy
1.033%, 03/15/14 (b)	600,000	601,972
6.500%, 06/01/16	350,000	401,342
9.800%, 02/15/19	267,000	359,982

		2,864,247

Healthcare-Products—0.3%
Baxter International, Inc.
1.850%, 06/15/18	57,000	$56,538
2.400%, 08/15/22	112,000	103,463
4.500%, 08/15/19	125,000	138,328
Covidien International Finance S.A.
2.950%, 06/15/23	300,000	283,599
6.000%, 10/15/17	200,000	231,761
CR Bard, Inc. 1.375%, 01/15/18	250,000	242,913
DENTSPLY International, Inc.
1.775%, 08/15/13 (b)	200,000	200,262
Hospira, Inc.
6.050%, 03/30/17	150,000	160,509
6.400%, 05/15/15	635,000	672,191
Medtronic, Inc.
4.500%, 03/15/14	150,000	154,045

		2,243,609

Healthcare-Services—0.4%
Aetna, Inc.
3.950%, 09/01/20	416,000	428,065
Kaiser Foundation Hospitals
3.500%, 04/01/22	375,000	370,855
Quest Diagnostics, Inc.
1.123%, 03/24/14 (b)	180,000	180,691
3.200%, 04/01/16	50,000	51,873
6.400%, 07/01/17	150,000	169,651
6.950%, 07/01/37	25,000	29,179
UnitedHealth Group, Inc.
2.750%, 02/15/23	46,000	42,815
2.875%, 03/15/23	300,000	281,884
4.700%, 02/15/21	100,000	109,511
5.375%, 03/15/16	77,000	85,288
5.800%, 03/15/36	225,000	252,635
6.625%, 11/15/37	175,000	212,896
WellPoint, Inc.
3.125%, 05/15/22	100,000	94,824
3.300%, 01/15/23	35,000	33,318
5.950%, 12/15/34	270,000	300,578
7.000%, 02/15/19	480,000	576,274

		3,220,337

Holding Companies-Diversified—0.1%
EADS Finance B.V.
2.700%, 04/17/23 (144A)	279,000	258,519
Hutchison Whampoa International 12 II, Ltd.
2.000%, 11/08/17 (144A)	200,000	194,189

		452,708

Household Products—0.1%
Procter & Gamble Co. (The)
5.500%, 02/01/34	117,000	135,219
5.800%, 08/15/34	200,000	239,879
8.000%, 10/26/29	160,000	218,624

		593,722

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Household Products/Wares—0.1%
Kimberly-Clark Corp.
2.400%, 06/01/23	350,000	$326,422
3.625%, 08/01/20	45,000	47,137
6.125%, 08/01/17	98,000	114,664

		488,223

Insurance—1.0%
ACE INA Holdings, Inc.
2.600%, 11/23/15	50,000	51,893
2.700%, 03/13/23	200,000	186,650
5.700%, 02/15/17	177,000	199,784
5.800%, 03/15/18	336,000	391,308
5.875%, 06/15/14	15,000	15,710
5.900%, 06/15/19	81,000	96,519
Aflac, Inc.
3.450%, 08/15/15	300,000	315,404
8.500%, 05/15/19	150,000	191,721
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	1,110,000	1,355,426
Allstate Corp. (The)
3.150%, 06/15/23	173,000	167,970
Aon Corp.
3.125%, 05/27/16	100,000	104,320
3.500%, 09/30/15	155,000	162,535
5.000%, 09/30/20	200,000	219,325
Berkshire Hathaway Finance Corp.
1.300%, 05/15/18	129,000	124,758
3.000%, 05/15/22	400,000	386,988
Berkshire Hathaway, Inc.
1.900%, 01/31/17	200,000	202,127
CNA Financial Corp.
7.250%, 11/15/23	153,000	182,516
7.350%, 11/15/19	50,000	60,541
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	220,000	232,065
Lincoln National Corp.
6.250%, 02/15/20	375,000	429,981
Massachusetts Mutual Life Insurance Co.
8.875%, 06/01/39 (144A)	401,000	587,664
Nationwide Mutual Insurance Co.
7.875%, 04/01/33 (144A)	200,000	242,570
8.250%, 12/01/31 (144A)	135,000	168,268
9.375%, 08/15/39 (144A)	138,000	186,726
New York Life Global Funding
2.450%, 07/14/16 (144A)	150,000	155,408
New York Life Insurance Co.
5.875%, 05/15/33 (144A)	100,000	112,874
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	200,000	265,799
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	192,000	185,167
Principal Financial Group, Inc.
6.050%, 10/15/36	100,000	116,056
Principal Life Global Funding II
0.643%, 05/27/16 (144A) (b)	500,000	498,278

Insurance—(Continued)
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	800,000	$1,033,614
Travelers Cos., Inc. (The)
3.900%, 11/01/20	25,000	26,761
6.750%, 06/20/36	175,000	220,826
Travelers Property Casualty Corp.
6.375%, 03/15/33	100,000	122,280

		8,999,832

Internet—0.1%
eBay, Inc.
2.600%, 07/15/22	37,000	34,472
3.250%, 10/15/20	408,000	415,767

		450,239

Iron/Steel—0.1%
Nucor Corp.
5.750%, 12/01/17	550,000	630,079

Machinery-Construction & Mining—0.1%
Caterpillar, Inc.
1.500%, 06/26/17	69,000	68,306
2.600%, 06/26/22	31,000	29,609
5.300%, 09/15/35	400,000	435,322
7.300%, 05/01/31	384,000	514,423

		1,047,660

Machinery-Diversified—0.0%
Deere & Co.
8.100%, 05/15/30	61,000	86,331

Media—1.3%
CBS Corp.
7.875%, 09/01/23	100,000	123,777
7.875%, 07/30/30	175,000	222,973
8.875%, 05/15/19	547,000	704,943
Comcast Corp.
4.250%, 01/15/33	303,000	289,913
5.875%, 02/15/18	100,000	116,752
6.500%, 11/15/35	185,000	223,878
7.050%, 03/15/33	187,000	233,394
COX Communications, Inc. 6.450%, 12/01/36 (144A)	255,000	286,045
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 1.750%, 01/15/18	141,000	136,125
2.400%, 03/15/17	120,000	120,580
3.500%, 03/01/16	80,000	84,041
4.600%, 02/15/21	100,000	103,714
5.000%, 03/01/21	225,000	237,003
5.200%, 03/15/20	100,000	107,972
5.875%, 10/01/19	200,000	225,079
Discovery Communications LLC 5.050%, 06/01/20	375,000	416,025

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Grupo Televisa S.A.B. 8.500%, 03/11/32	100,000	$125,527
Historic TW, Inc. 6.875%, 06/15/18	100,000	120,236
NBCUniversal Media LLC 2.875%, 01/15/23	450,000	427,427
News America, Inc. 7.125%, 04/08/28	220,000	253,418
7.250%, 05/18/18	265,000	323,341
7.300%, 04/30/28	218,000	255,014
7.625%, 11/30/28	100,000	121,903
TCI Communications, Inc. 7.875%, 02/15/26	996,000	1,318,191
Thomson Reuters Corp. 3.950%, 09/30/21	500,000	513,865
5.700%, 10/01/14	100,000	105,742
Time Warner Cable, Inc. 6.750%, 07/01/18	660,000	755,472
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	265,000	330,078
8.375%, 07/15/33	250,000	294,655
Time Warner, Inc. 4.750%, 03/29/21	500,000	537,874
6.500%, 11/15/36	250,000	282,746
7.625%, 04/15/31	350,000	441,194
Viacom, Inc. 3.250%, 03/15/23	44,000	41,440
6.125%, 10/05/17	400,000	460,572
6.875%, 04/30/36	375,000	438,986
Walt Disney Co. (The) 3.750%, 06/01/21	673,000	701,152

		11,481,047

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	280,076

Mining—0.5%
Barrick Gold Corp. 3.850%, 04/01/22	100,000	84,142
Barrick Gold Finance Co. 4.875%, 11/15/14	250,000	256,881
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	400,000	379,811
5.400%, 03/29/17	450,000	507,393
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 03/15/18 (144A)	73,000	69,429
3.100%, 03/15/20 (144A)	482,000	445,519
3.875%, 03/15/23 (144A)	500,000	452,546
Rio Tinto Finance USA plc 1.375%, 06/17/16	250,000	248,495
2.000%, 03/22/17	500,000	496,747
2.875%, 08/21/22	200,000	183,380
Rio Tinto Finance USA, Ltd. 7.125%, 07/15/28	280,000	343,084

Mining—(Continued)
Teck Resources, Ltd. 6.250%, 07/15/41	590,000	$558,946

		4,026,373

Miscellaneous Manufacturing—0.3%
Cooper US, Inc. 5.450%, 04/01/15	250,000	268,544
Eaton Corp. 0.603%, 06/16/14 (b)	330,000	330,169
1.500%, 11/02/17 (144A)	68,000	66,009
General Electric Co. 2.700%, 10/09/22	148,000	140,066
Honeywell, Inc. 6.625%, 06/15/28	250,000	300,711
Illinois Tool Works, Inc. 3.900%, 09/01/42	200,000	178,312
6.250%, 04/01/19	172,000	205,974
Ingersoll-Rand Global Holding Co., Ltd. 4.250%, 06/15/23 (144A)	135,000	134,152
6.875%, 08/15/18	272,000	322,168
Parker Hannifin Corp. 6.550%, 07/15/18	500,000	595,922
Siemens Financieringsmaatschappij NV 5.750%, 10/17/16 (144A)	230,000	262,777
Tyco International Finance S.A. 8.500%, 01/15/19	142,000	177,736

		2,982,540

Office/Business Equipment—0.0%
Xerox Corp. 1.094%, 05/16/14 (b)	135,000	134,904
6.750%, 02/01/17	100,000	113,128

		248,032

Oil & Gas—1.6%
Anadarko Petroleum Corp. 6.375%, 09/15/17	540,000	620,989
Apache Corp. 2.625%, 01/15/23	115,000	106,034
3.625%, 02/01/21	750,000	769,848
6.000%, 01/15/37	150,000	168,885
BP Capital Markets plc 0.875%, 03/11/14 (b)	72,000	72,214
1.375%, 11/06/17	40,000	38,944
4.500%, 10/01/20	600,000	650,933
4.750%, 03/10/19	575,000	638,564
Burlington Resources Finance Co. 7.400%, 12/01/31	300,000	399,630
Canadian Natural Resources, Ltd. 7.200%, 01/15/32	200,000	240,849
Cenovus Energy, Inc. 3.000%, 08/15/22	50,000	47,579
5.700%, 10/15/19	325,000	369,657
Chevron Corp.
1.104%, 12/05/17	149,000	145,590

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Chevron Corp.
2.427%, 06/24/20	176,000	$174,997
CNOOC Finance 2013, Ltd. 1.750%, 05/09/18	600,000	573,909
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	286,583
Devon Energy Corp. 2.400%, 07/15/16	500,000	512,294
7.950%, 04/15/32	235,000	307,578
EOG Resources, Inc. 2.625%, 03/15/23	73,000	68,309
5.875%, 09/15/17	50,000	58,089
6.875%, 10/01/18	120,000	147,220
Hess Corp. 7.875%, 10/01/29	175,000	218,657
Kerr-McGee Corp. 7.875%, 09/15/31	425,000	530,645
Marathon Oil Corp. 6.000%, 10/01/17	400,000	458,065
6.800%, 03/15/32	30,000	35,545
Nabors Industries, Inc. 5.000%, 09/15/20	225,000	229,367
9.250%, 01/15/19	175,000	217,127
Nexen, Inc. 5.875%, 03/10/35	270,000	282,112
Occidental Petroleum Corp. 8.450%, 02/15/29	135,000	183,506
Petro-Canada 5.350%, 07/15/33	165,000	166,883
Petrobras Global Finance B.V. 4.375%, 05/20/23	84,000	77,057
Petrobras International Finance Co. 6.750%, 01/27/41	330,000	329,690
Phillips 66 1.950%, 03/05/15	150,000	152,326
Shell International Finance B.V. 2.375%, 08/21/22	440,000	411,165
3.625%, 08/21/42	25,000	22,071
5.200%, 03/22/17	500,000	563,716
Statoil ASA 1.200%, 01/17/18	25,000	24,314
5.100%, 08/17/40	100,000	106,298
7.250%, 09/23/27	205,000	269,907
Suncor Energy, Inc. 5.950%, 12/01/34	100,000	107,229
6.100%, 06/01/18	600,000	699,450
7.150%, 02/01/32	100,000	121,731
Talisman Energy, Inc. 5.850%, 02/01/37	100,000	102,096
7.750%, 06/01/19	350,000	425,401
Tosco Corp. 8.125%, 02/15/30	526,000	728,602
Total Capital Canada, Ltd. 0.658%, 01/17/14 (b)	26,000	26,056
2.750%, 07/15/23	179,000	167,360

Oil & Gas—(Continued)
Total Capital International S.A. 1.550%, 06/28/17	38,000	$37,661
2.700%, 01/25/23	200,000	187,118
Total Capital S.A. 4.250%, 12/15/21	150,000	160,469
4.450%, 06/24/20	190,000	207,138
Transocean, Inc.
3.800%, 10/15/22	33,000	31,434
6.500%, 11/15/20	75,000	84,421
7.375%, 04/15/18	75,000	85,940
7.500%, 04/15/31	55,000	61,131

		13,910,383

Oil & Gas Services—0.3%
Baker Hughes, Inc. 6.875%, 01/15/29	153,000	194,346
Cameron International Corp. 1.205%, 06/02/14 (b)	155,000	155,686
6.375%, 07/15/18	80,000	93,820
Halliburton Co. 6.700%, 09/15/38	350,000	441,946
National Oilwell Varco, Inc. 1.350%, 12/01/17	29,000	28,253
2.600%, 12/01/22	200,000	187,538
Schlumberger Investment S.A. 1.250%, 08/01/17 (144A)	643,000	623,891
Weatherford International, Inc. 6.800%, 06/15/37	100,000	104,774
Weatherford International, Ltd. 5.125%, 09/15/20	100,000	104,815
6.000%, 03/15/18	200,000	224,592
6.750%, 09/15/40	100,000	103,457

		2,263,118

Pharmaceuticals—1.1%
Abbott Laboratories 5.125%, 04/01/19	158,000	181,769
AbbVie, Inc. 1.750%, 11/06/17 (144A)	649,000	635,836
2.900%, 11/06/22 (144A)	500,000	467,571
Allergan, Inc. 5.750%, 04/01/16	80,000	89,833
AstraZeneca plc 6.450%, 09/15/37	110,000	135,133
Bristol-Myers Squibb Co. 6.875%, 08/01/97	100,000	130,137
Cardinal Health, Inc. 4.000%, 06/15/15	200,000	211,190
Express Scripts Holding Co. 3.125%, 05/15/16	95,000	98,786
6.125%, 11/15/41	295,000	340,693
7.250%, 06/15/19	135,000	166,607
GlaxoSmithKline Capital plc 2.850%, 05/08/22	500,000	479,934

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23	143,000	$136,086
5.375%, 04/15/34	300,000	328,041
Johnson & Johnson 6.950%, 09/01/29	700,000	927,387
McKesson Corp. 0.950%, 12/04/15	34,000	33,909
Mead Johnson Nutrition Co. 4.900%, 11/01/19	135,000	148,187
5.900%, 11/01/39	100,000	109,861
Medco Health Solutions, Inc. 4.125%, 09/15/20	450,000	462,883
Merck & Co., Inc. 2.400%, 09/15/22	62,000	57,423
6.300%, 01/01/26	112,000	137,906
6.550%, 09/15/37	308,000	395,795
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	500,000	596,110
Mylan, Inc. 1.800%, 06/24/16 (144A)	230,000	229,375
Novartis Capital Corp. 2.400%, 09/21/22	300,000	281,926
Novartis Securities Investment, Ltd. 5.125%, 02/10/19	200,000	230,188
Pfizer, Inc. 0.575%, 06/15/18 (b)	300,000	300,882
Sanofi 2.625%, 03/29/16	419,000	436,255
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	465,000	465,043
Teva Pharmaceutical Finance III B.V. 0.772%, 03/21/14 (b)	95,000	95,177
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	98,000	93,745
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	300,000	292,458
Wyeth LLC 5.500%, 02/15/16	100,000	111,498
6.500%, 02/01/34	806,000	1,009,902
Zoetis, Inc. 1.875%, 02/01/18 (144A)	52,000	50,906
4.700%, 02/01/43 (144A)	43,000	40,156

		9,908,588

Pipelines—0.5%
Enterprise Products Operating LLC 5.250%, 01/31/20	500,000	558,814
6.125%, 10/15/39	400,000	444,832
6.875%, 03/01/33	162,000	192,757
Magellan Midstream Partners L.P. 6.550%, 07/15/19	595,000	707,440
Spectra Energy Capital LLC 3.300%, 03/15/23	237,000	213,818
6.750%, 07/15/18	185,000	217,726
7.500%, 09/15/38	85,000	106,160

Pipelines—(Continued)
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	$42,777
6.000%, 09/15/17 (144A)	150,000	170,849
TransCanada PipeLines, Ltd. 0.750%, 01/15/16	500,000	494,349
0.952%, 06/30/16 (b)	300,000	300,000
2.500%, 08/01/22	75,000	69,164
5.850%, 03/15/36	176,000	200,652
7.125%, 01/15/19	142,000	173,174
7.250%, 08/15/38	300,000	390,387

		4,282,899

Real Estate—0.0%
WCI Finance LLC / WEA Finance LLC 5.700%, 10/01/16 (144A)	175,000	195,563

Real Estate Investment Trusts—0.5%
Boston Properties L.P.
3.800%,02/01/24	227,000	222,947
5.625%,11/15/20	300,000	340,480
5.875%,10/15/19	100,000	115,341
CommonWealth REIT 5.875%,09/15/20	225,000	232,936
Duke Realty L.P. 6.750%,03/15/20	125,000	143,451
7.375%,02/15/15	175,000	190,996
8.250%,08/15/19	145,000	180,696
ERP Operating L.P. 4.625%,12/15/21	100,000	105,925
4.750%,07/15/20	190,000	204,348
5.750%,06/15/17	600,000	678,646
HCP, Inc. 3.750%,02/01/19	100,000	102,613
5.375%,02/01/21	100,000	108,474
5.625%,05/01/17	345,000	384,207
ProLogis L.P. 6.625%,05/15/18	250,000	287,750
Simon Property Group L.P. 5.650%,02/01/20	250,000	285,635
10.350%,04/01/19	340,000	470,877

		4,055,322

Retail—0.6%
CVS Pass-Through Trust 5.880%,01/10/28	43,660	48,820
Gap, Inc. (The) 5.950%,04/12/21	212,000	234,478
Home Depot, Inc. (The) 5.400%,09/15/40	200,000	223,103
5.875%,12/16/36	100,000	117,584
Kohl’s Corp. 6.000%,01/15/33	84,000	84,993
Lowe’s Cos., Inc. 5.500%,10/15/35	275,000	296,926
5.800%,10/15/36	150,000	168,455
6.500%,03/15/29	125,000	148,895

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Macy’s Retail Holdings, Inc. 6.700%,09/15/28	135,000	$146,888
6.900%,04/01/29	113,000	132,036
7.000%,02/15/28	150,000	177,083
McDonald’s Corp. 4.875%,07/15/40	340,000	362,195
6.300%,10/15/37	325,000	406,546
Nordstrom, Inc. 6.950%,03/15/28	60,000	74,585
Target Corp. 6.350%,11/01/32	250,000	308,273
6.650%,08/01/28	182,000	219,619
6.750%,01/01/28	66,000	80,747
Wal-Mart Stores, Inc. 1.125%,04/11/18	135,000	131,015
3.250%,10/25/20	800,000	826,940
4.125%,02/01/19	250,000	275,644
5.250%,09/01/35	480,000	521,144
5.875%,04/05/27	90,000	109,227
6.750%,10/15/23	111,000	140,731
Walgreen Co. 3.100%,09/15/22	94,000	89,081

		5,325,008

Semiconductors—0.1%
Intel Corp. 1.350%, 12/15/17	88,000	86,119
3.300%, 10/01/21	740,000	742,727
National Semiconductor Corp. 6.600%, 06/15/17	170,000	199,750
Texas Instruments, Inc. 1.650%, 08/03/19	110,000	105,763

		1,134,359

Software—0.3%
Intuit, Inc. 5.750%, 03/15/17	431,000	478,858
Microsoft Corp. 0.875%, 11/15/17	65,000	63,120
5.200%, 06/01/39	500,000	551,817
Oracle Corp. 1.200%, 10/15/17	164,000	159,280
2.500%, 10/15/22	1,379,000	1,271,684
5.000%, 07/08/19	200,000	228,685
6.125%, 07/08/39	70,000	84,323

		2,837,767

Telecommunications—1.5%
America Movil S.A.B. de C.V. 5.000%, 10/16/19	100,000	108,319
5.625%, 11/15/17	125,000	141,267
6.375%, 03/01/35	600,000	666,982
AT&T, Inc. 0.660%, 02/12/16 (b)	750,000	745,863

Telecommunications—(Continued)
AT&T, Inc.
1.400%, 12/01/17	300,000	$291,658
1.700%, 06/01/17	500,000	495,076
4.300%, 12/15/42	308,000	268,234
BellSouth Capital Funding Corp. 7.875%, 02/15/30	550,000	681,607
BellSouth Corp. 6.000%, 11/15/34	735,000	753,993
BellSouth Telecommunications, Inc. 6.375%, 06/01/28	450,000	507,958
7.000%, 12/01/95	100,000	109,027
British Telecommunications plc 2.000%, 06/22/15	500,000	509,804
5.950%, 01/15/18	100,000	115,103
9.625%, 12/15/30	75,000	112,908
Cisco Systems, Inc. 5.900%, 02/15/39	750,000	889,837
Deutsche Telekom International Finance B.V. 5.750%, 03/23/16	100,000	111,167
8.750%, 06/15/30	100,000	138,727
France Telecom S.A. 2.750%, 09/14/16	500,000	512,422
8.500%, 03/01/31	165,000	224,167
GTE Corp. 6.840%, 04/15/18	283,000	336,451
Nippon Telegraph & Telephone Corp. 1.400%, 07/18/17	500,000	491,609
Qwest Corp. 6.750%, 12/01/21	350,000	389,630
6.875%, 09/15/33	100,000	96,750
7.250%, 09/15/25	133,000	148,712
Rogers Communications, Inc. 6.800%, 08/15/18	100,000	120,728
7.500%, 08/15/38	100,000	132,261
8.750%, 05/01/32	100,000	136,854
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	145,291
6.421%, 06/20/16	450,000	494,088
Verizon Communications, Inc. 0.886%, 03/28/14 (b)	64,000	64,189
5.500%, 02/15/18	100,000	113,878
5.850%, 09/15/35	650,000	709,988
6.900%, 04/15/38	350,000	430,238
Verizon Global Funding Corp. 7.750%, 06/15/32	341,000	435,937
Verizon Pennsylvania, Inc. 6.000%, 12/01/28	125,000	131,057
Vodafone Group plc 1.500%, 02/19/18	30,000	28,718
2.500%, 09/26/22	225,000	199,507
2.950%, 02/19/23	550,000	508,452
5.000%, 09/15/15	150,000	162,705
6.250%, 11/30/32	200,000	221,891

		12,883,053

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.6%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	1,120,000	$1,080,907
3.450%, 09/15/21	510,000	511,469
5.750%, 03/15/18	100,000	114,789
7.950%, 08/15/30	100,000	132,040
Canadian National Railway Co. 5.850%, 11/15/17	190,000	220,155
6.800%, 07/15/18	120,000	144,433
Canadian Pacific Railway Co. 7.250%, 05/15/19	400,000	490,502
CSX Corp. 4.100%, 03/15/44	41,000	35,602
5.600%, 05/01/17	150,000	169,074
7.900%, 05/01/17	62,000	74,516
Norfolk Southern Corp. 5.590%, 05/17/25	100,000	112,803
5.750%, 04/01/18	500,000	580,203
Ryder System, Inc. 2.500%, 03/01/17	125,000	125,457
3.600%, 03/01/16	100,000	105,124
7.200%, 09/01/15	100,000	112,228
Union Pacific Corp. 5.750%, 11/15/17	150,000	173,183
6.250%, 05/01/34	485,000	585,071
7.125%, 02/01/28	150,000	190,302
United Parcel Service of America, Inc. 8.375%, 04/01/20	75,000	98,808
8.375%, 04/01/30 (c)	260,000	364,585
United Parcel Service, Inc. 1.125%, 10/01/17	32,000	31,310
2.450%, 10/01/22	14,000	13,199

		5,465,760

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 03/15/16 (144A)	325,000	330,583
2.875%, 07/17/18 (144A)	93,000	93,925
3.125%, 05/11/15 (144A)	110,000	113,663

		538,171

Water—0.1%
American Water Capital Corp. 6.085%, 10/15/17	450,000	519,028
6.593%, 10/15/37	100,000	124,421

		643,449

Total Corporate Bonds & Notes (Cost $212,013,463)		203,975,524

Convertible Bonds—16.9%

Advertising—0.0%
Publicis Groupe S.A. 1.000%, 01/18/18 (EUR)	280,000	210,477

Security Description	Principal Amount*	Value

Airlines—0.4%
Air France-KLM 2.030%, 02/15/23 (EUR)	26,522,500	$3,387,051

Apparel—0.2%
Adidas AG 0.250%, 06/14/19 (EUR)	1,000,000	1,591,266

Auto Manufacturers—0.3%
Volkswagen International Finance NV 5.500%, 11/09/15 (144A) (EUR)	2,300,000	3,067,501

Banks—0.7%
Bank of Kyoto, Ltd. (The) Zero Coupon, 03/31/14 (JPY)	141,000,000	1,478,524
BNP Paribas S.A. 0.250%, 09/21/15 (EUR)	1,600,000	2,189,479
0.250%, 09/27/16 (EUR)	1,700,000	2,329,861

		5,997,864

Beverages—0.2%
Asahi Group Holdings, Ltd. Zero Coupon, 05/26/28 (JPY)	50,000,000	635,587
Molson Coors Brewing Co. 2.500%, 07/30/13	1,448,000	1,462,480

		2,098,067

Biotechnology—0.1%
Gilead Sciences, Inc. 1.000%, 05/01/14	2,000	4,538
Illumina, Inc. 0.250%, 03/15/16 (144A)	660,000	713,625

		718,163

Computers—0.1%
Cap Gemini S.A. 3.500%, 01/01/14 (EUR)	2,692,500	1,338,081

Construction Materials—0.1%
Asahi Glass Co., Ltd. Zero Coupon, 11/14/14 (JPY)	45,000,000	459,392

Diversified Financial Services—0.5%
China Overseas Finance Investment Cayman, Ltd. Zero Coupon, 05/14/14	400,000	564,000
Hong Kong Exchanges and Clearing, Ltd. 0.500%, 10/23/17	3,000,000	3,071,250
Zeus Cayman II Zero Coupon, 08/18/16 (JPY)	60,000,000	801,875

		4,437,125

Electrical Components & Equipment—0.2%
Nidec Corp. Zero Coupon, 09/18/15 (JPY)	160,000,000	1,678,968

See accompanying notes to consolidated financial statements.

MIST-21

§See Note 2 of the notes to consolidated financial statements.

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Food—0.1%
Nippon Meat Packers, Inc. Series 5 Zero Coupon, 03/03/14 (JPY)	85,000,000	$1,031,433

Healthcare-Products—0.2%
Qiagen Euro Finance S.A. 3.250%, 05/16/26	1,300,000	1,565,200

Healthcare-Services—0.5%
WellPoint, Inc. 2.750%, 10/15/42 (144A)	3,338,000	4,155,810

Holding Companies-Diversified—2.2%
GBL Verwaltung S.A. 1.250%, 02/07/17 (EUR)	2,300,000	3,110,851
Groupe Bruxelles Lambert S.A. 0.125%, 09/21/15 (EUR)	2,300,000	3,175,517
Industrivarden AB 1.875%, 02/27/17 (EUR)	1,600,000	2,250,291
2.500%, 02/27/15 (EUR)	850,000	1,359,215
Sofina S.A. 1.000%, 09/19/16	1,000,000	987,840
Solidium OY 0.500%, 09/29/15 (EUR)	2,500,000	3,306,190
Wharf Finance 2014, Ltd. 2.300%, 06/07/14 (HKD)	38,000,000	4,991,265

		19,181,169

Home Builders—0.1%
Sekisui House, Ltd. Zero Coupon, 07/05/16 (JPY)	30,000,000	447,898

Internet—0.5%
priceline.com, Inc. 0.350%, 06/15/20 (144A)	2,537,000	2,386,366
1.000%, 03/15/18	2,052,000	2,385,450

		4,771,816

Investment Company Security—1.8%
Ares Capital Corp. 4.750%, 01/15/18 (144A)	2,972,000	3,102,025
4.875%, 03/15/17	1,850,000	1,982,969
5.750%, 02/01/16	1,012,000	1,105,610
Billion Express Investments, Ltd. 0.750%, 10/18/15	2,600,000	2,623,400
Prospect Capital Corp. 5.375%, 10/15/17	2,735,000	2,808,355
5.750%, 03/15/18 (144A)	377,000	389,724
5.875%, 01/15/19 (144A)	854,000	864,675
Temasek Financial III Pte, Ltd. Zero Coupon, 10/24/14 (SGD)	4,000,000	3,246,390

		16,123,148

Iron/Steel—0.4%
Salzgitter Finance B.V. 2.000%, 11/08/17 (EUR)	2,250,000	$3,212,796

Mining—0.9%
Glencore Finance Europe S.A. 5.000%, 12/31/14	2,200,000	2,413,400
Newmont Mining Corp. 1.250%, 07/15/14	700,000	707,000
Royal Gold, Inc. 2.875%, 06/15/19	5,052,000	4,575,218

		7,695,618

Miscellaneous Manufacturing—0.4%
Siemens Financieringsmaatschappij NV 1.050%, 08/16/17	3,750,000	3,802,125

Oil & Gas—0.4%
Eni S.p.A. 0.250%, 11/30/15 (EUR)	2,500,000	3,332,873

Oil & Gas Services—0.7%
Subsea 7 S.A. 1.000%, 10/05/17	2,600,000	2,470,000
2.250%, 10/11/13	800,000	800,800
Technip S.A. 0.250%, 01/01/17 (EUR)	2,011,644	2,792,474

		6,063,274

Pharmaceuticals—0.3%
Sawai Pharmaceutical Co., Ltd. Zero Coupon, 09/17/15 (JPY)	151,000,000	1,983,036
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26	652,000	682,970

		2,666,006

Real Estate—0.8%
British Land Co. Jersey, Ltd. 1.500%, 09/10/17 (GBP)	2,200,000	3,521,759
CapitaLand, Ltd. 2.875%, 09/03/16 (SGD)	4,000,000	3,214,990
Swiss Prime Site AG 1.875%, 01/20/15 (CHF)	580,000	639,839

		7,376,588

Real Estate Investment Trusts—2.2%
BioMed Realty L.P. 3.750%, 01/15/30 (144A)	1,985,000	2,401,850
Boston Properties L.P. 3.625%, 02/15/14 (144A)	3,897,000	4,026,088
CapitaCommercial Trust 2.500%, 09/12/17 (SGD)	1,250,000	1,053,501
Capital Shopping Centres Jersey, Ltd. 2.500%, 10/04/18 (GBP)	1,400,000	2,234,731
Commonwealth Property Office Fund 5.250%, 12/11/16 (AUD)	1,000,000	1,034,813

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Derwent London Capital Jersey, Ltd. 2.750%, 07/15/16 (GBP)	1,300,000	$2,347,966
Gecina S.A. 2.125%, 01/01/16 (EUR)	415,327	683,458
ProLogis L.P. 3.250%, 03/15/15	1,329,000	1,534,165
Ruby Assets Pte, Ltd. 1.600%, 02/01/19 (SGD)	2,000,000	1,756,213
Unibail-Rodamco SE 0.750%, 01/01/18 (EUR)	903,000	2,829,833

		19,902,618

Retail—0.3%
Aeon Co., Ltd. 0.300%, 11/22/13 (JPY)	154,000,000	2,217,302
Lotte Shopping Co., Ltd. Zero Coupon, 07/05/16 (JPY)	40,000,000	400,786
Takashimaya Co., Ltd. Zero Coupon, 11/14/14 (JPY)	32,000,000	424,360

		3,042,448

Semiconductors—1.3%
Intel Corp. 2.950%, 12/15/35	2,900,000	3,155,562
3.250%, 08/01/39	280,000	356,825
Lam Research Corp. 0.500%, 05/15/16	3,709,000	3,899,086
1.250%, 05/15/18	879,000	975,141
Linear Technology Corp. 3.000%, 05/01/27	1,630,000	1,701,312
Novellus Systems, Inc. 2.625%, 05/15/41	332,000	467,913
Xilinx, Inc. 3.125%, 03/15/37	874,000	1,206,120

		11,761,959

Software—0.1%
Nomura Research Institute, Ltd. Zero Coupon, 03/31/14 (JPY)	65,000,000	676,674

Telecommunications—0.1%
SK Telecom Co., Ltd. 1.750%, 04/07/14	800,000	1,060,800

Textiles—0.1%
Toray Industries, Inc. Zero Coupon, 03/12/14 (JPY)	60,000,000	609,498

Transportation—0.6%
Deutsche Post AG 0.600%, 12/06/19 (EUR)	1,700,000	2,532,775
Fukuyama Transporting Co., Ltd. Zero Coupon, 03/22/17 (JPY)	160,000,000	1,957,653

Transportation—(Continued)
Nagoya Railroad Co., Ltd. 0.500%, 03/31/15 (JPY)	15,000,000	$180,127
Yamato Holdings Co., Ltd. Zero Coupon, 03/07/16 (JPY)	70,000,000	906,584

		5,577,139

Water—0.1%
Pennon Group plc 4.625%, 08/20/14 (GBP)	300,000	529,290

Total Convertible Bonds (Cost $150,009,658)		149,570,135

U.S. Treasury & Government Agencies—1.5%

Federal Agencies—0.1%
Federal Farm Credit Bank 5.250%, 12/28/27	585,000	680,633
Tennessee Valley Authority 5.375%, 04/01/56	350,000	397,824

		1,078,457

U.S. Treasury—1.4%
U.S. Treasury Notes 0.250%, 01/31/14 (d)	11,775,000	11,783,737

Total U.S. Treasury & Government Agencies (Cost $12,926,506)		12,862,194

Convertible Preferred Stocks—0.9%

Aerospace & Defense—0.1%
United Technologies Corp. 7.500%, 08/01/15	8,900	528,304

Electric Utilities—0.6%
NextEra Energy, Inc. 5.599%, 06/01/15	30,000	1,692,000
5.889%, 09/01/15	59,460	3,302,408

		4,994,408

Multi-Utilities—0.1%
Dominion Resources, Inc. 6.000%, 07/01/16 (a)	7,400	370,370
6.125%, 04/01/16 (a)	7,400	371,480

		741,850

Real Estate Investment Trusts—0.1%
Health Care REIT, Inc. 6.500%, 12/31/49	22,100	1,372,189

Total Convertible Preferred Stocks (Cost $7,321,652)		7,636,751

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—0.2%

Security Description	Principal Amount*	Value

Provincial—0.2%
Province of British Columbia 6.500%, 01/15/26	260,000	$337,030
Province of Ontario 2.450%, 06/29/22	150,000	141,292
Province of Quebec Canada 6.350%, 01/30/26	1,100,000	1,388,981

		1,867,303

Sovereign—0.0%
Mexico Government International Bond 3.625%, 03/15/22	250,000	245,000

Total Foreign Government (Cost $2,252,795)		2,112,303

Preferred Stocks—0.2%

Automobiles—0.1%
Volkswagen AG	4,774	963,805

Household Products—0.1%
Henkel AG & Co. KGaA	9,087	852,690

Machinery—0.0%
Marcopolo S.A. (a)	37,200	212,228

Total Preferred Stocks (Cost $2,057,807)		2,028,723

Municipals—0.1%
American Municipal Power, Inc. 5.939%, 02/15/47	75,000	78,905
Class B 7.499%, 02/15/50	100,000	123,721
Los Angeles, California Unified School District, Build America Bonds 5.750%, 07/01/34	100,000	107,599
6.758%, 07/01/34	75,000	91,959
Los Angeles, Department of Airports, Build America Bonds 6.582%, 05/15/39	65,000	77,587
Port Authority of New York & New Jersey 4.458%, 10/01/62	160,000	142,829
State of California 7.300%, 10/01/39	260,000	335,509
5.770%, 05/15/43	140,000	154,144
State of Massachusetts 5.456%, 12/01/39	150,000	165,722

Total Municipals (Cost $1,386,808)		1,277,975

Short-Term Investments—26.5%
Security Description	Principal Amount*	Value

U.S. Treasury—0.1%
U.S. Treasury Bills
0.050%, 08/15/13 (d) (e)	140,000	$139,991
0.051%, 11/14/13 (d) (e)	25,000	24,995
0.054%, 08/15/13 (d) (e)	760,000	759,950
0.068%, 11/14/13 (d) (e)	65,000	64,984

		989,920

Repurchase Agreement—26.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $233,661,195, on 07/01/13, collateralized by $239,880,000 U.S.Government Agency obligations with rates ranging from 0.420% - 0.875%, maturity dates ranging from 06/19/15 - 10/26/17, with a value of $238,339,681.	233,661,000	233,661,000

Total Short-Term Investments (Cost $234,650,920)		234,650,920

Total Investments—102.4% (Cost $905,583,021) (f)		906,010,579
Other assets and liabilities (net)—(2.4)%		(21,474,084)

Net Assets—100.0%		$884,536,495

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $12,473,434.
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	As of June 30, 2013, the aggregate cost of investments was $905,583,021. The aggregate unrealized appreciation and depreciation of investments were $20,773,408 and $(20,345,850), respectively, resulting in net unrealized appreciation of $427,558.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $36,444,301, which is 4.1% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(NVDR)—	Non-Voting Depository Receipts
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	4,231,492	Credit Suisse International	07/23/13	USD	3,874,523	$(10,579)
AUD	5,117,826	State Street Bank and Trust	09/24/13	USD	4,712,136	(60,058)
CHF	578,354	State Street Bank and Trust	09/24/13	USD	619,183	(6,412)
EUR	281,978	Citibank N.A.	07/23/13	USD	369,275	(2,207)
EUR	349,227	Citibank N.A.	07/23/13	USD	461,931	(7,322)
EUR	668,174	Citibank N.A.	07/23/13	USD	862,711	7,089
EUR	60,765	Goldman Sachs & Co.	07/23/13	USD	79,754	(653)
EUR	350,387	Goldman Sachs & Co.	07/23/13	USD	458,704	(2,586)
EUR	269,873	Merrill Lynch & Co., Inc.	07/23/13	USD	353,134	(1,825)
EUR	119,284	Morgan Stanley & Co., Inc.	07/23/13	USD	154,909	370
EUR	285,368	Societe Generale	07/23/13	USD	379,753	(8,273)
GBP	420,529	Citibank N.A.	09/24/13	USD	649,544	(10,290)
HKD	50,736,712	Credit Suisse International	07/03/13	USD	6,539,846	1,720
JPY	35,103,535	Credit Suisse International	07/23/13	USD	354,465	(500)
JPY	36,191,372	Credit Suisse International	07/23/13	USD	380,071	(15,137)
JPY	218,112,700	Credit Suisse International	07/23/13	USD	2,282,182	(82,851)
JPY	442,586,400	Credit Suisse International	07/23/13	USD	4,409,281	53,523
JPY	60,643,700	HSBC Bank plc	07/23/13	USD	625,921	(14,422)
JPY	89,982,457	Morgan Stanley & Co., Inc.	07/23/13	USD	923,179	(15,844)
JPY	44,343,326	State Street Bank and Trust	07/23/13	USD	442,195	4,939
JPY	77,389,586	UBS AG	07/23/13	USD	765,612	14,743
JPY	27,212,460	Citibank N.A.	09/24/13	USD	279,679	(5,196)
JPY	17,142,281	State Street Bank and Trust	09/24/13	USD	176,412	(3,504)
NOK	3,611,126	Credit Suisse International	09/24/13	USD	591,245	1,477
SGD	453,171	Credit Suisse International	07/23/13	USD	357,346	201
SGD	3,665,046	Credit Suisse International	07/23/13	USD	2,903,745	(12,066)
SGD	1,555,600	Credit Suisse International	09/24/13	USD	1,224,323	3,178

Contracts to Deliver
AUD	1,039,985	HSBC Bank plc	07/23/13	USD	1,067,537	117,887
CAD	749,282	UBS AG	09/24/13	USD	714,413	3,404
CHF	545,000	HSBC Bank plc	07/23/13	USD	585,914	8,816
CHF	4,527,091	Westpac Banking Corp.	07/23/13	USD	4,850,150	56,435
CHF	220,674	State Street Bank and Trust	09/24/13	USD	239,361	5,555
EUR	7,994,117	Citibank N.A.	07/23/13	USD	10,670,892	264,487
EUR	382,954	Goldman Sachs & Co.	07/23/13	USD	504,389	5,875
EUR	1,706,889	HSBC Bank plc	07/23/13	USD	2,273,965	52,009
EUR	407,974	Societe Generale	07/23/13	USD	532,205	1,122
EUR	365,200	Societe Generale	07/23/13	USD	477,652	2,250
EUR	433,880	UBS AG	07/23/13	USD	558,486	(6,321)
EUR	21,926,577	Westpac Banking Corp.	07/23/13	USD	28,679,458	136,365
EUR	1,828,203	Westpac Banking Corp.	07/23/13	USD	2,397,755	17,877
EUR	2,094,691	UBS AG	09/24/13	USD	2,749,471	21,911
GBP	826,841	Goldman Sachs & Co.	07/23/13	USD	1,270,235	12,831
GBP	4,556,321	HSBC Bank plc	07/23/13	USD	6,955,551	26,605
GBP	332,234	UBS AG	07/23/13	USD	506,949	1,710
GBP	1,657,083	UBS AG	09/24/13	USD	2,558,464	39,505
HKD	24,615,333	UBS AG	07/23/13	USD	3,170,335	(3,603)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)

Contracts to Deliver
HKD	12,173,233	UBS AG	07/23/13	USD	1,568,726	$(909)
HKD	1,162,402	Credit Suisse International	09/24/13	USD	149,926	8
JPY	80,000,000	Citibank N.A.	07/23/13	USD	808,064	1,387
JPY	63,995,000	Goldman Sachs & Co.	07/23/13	USD	623,498	(21,793)
JPY	42,789,467	Goldman Sachs & Co.	07/23/13	USD	431,169	(297)
JPY	36,650,000	Goldman Sachs & Co.	07/23/13	USD	369,174	(385)
JPY	46,086,414	Morgan Stanley & Co., Inc.	07/23/13	USD	453,117	(11,594)
JPY	41,750,000	Morgan Stanley & Co., Inc.	07/23/13	USD	405,667	(15,318)
JPY	73,271,250	Societe Generale	07/23/13	USD	723,003	(15,825)
JPY	2,046,747,284	UBS AG	07/23/13	USD	20,806,198	167,897
JPY	64,805,784	Westpac Banking Corp.	07/23/13	USD	661,840	8,373
NOK	12,689,743	Westpac Banking Corp.	07/23/13	USD	2,083,324	(4,256)
SEK	6,025,642	Credit Suisse International	09/24/13	USD	898,397	1,538
SGD	5,881,105	Citibank N.A.	07/23/13	USD	4,594,911	(45,212)
SGD	10,616,261	UBS AG	07/23/13	USD	8,597,208	221,101
SGD	1,081,449	Westpac Banking Corp.	07/23/13	USD	877,930	24,679

Cross Currency Contracts to Buy
CAD	243,667	Credit Suisse International	09/24/13	AUD	252,180	$1,990
GBP	188,639	Credit Suisse International	07/23/13	JPY	28,337,345	1,131

Net Unrealized Appreciation						$904,750

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum HG Futures	07/17/13	17	USD	792,662	$(54,331)
Aluminum HG Futures	09/18/13	17	USD	837,499	(85,568)
Brent Crude Oil Futures	08/15/13	10	USD	1,020,380	(3,180)
Coffee Futures	09/18/13	8	USD	389,723	(28,523)
Copper High Grade Futures	09/26/13	15	USD	1,232,364	(85,801)
Corn Futures	09/13/13	38	USD	1,109,203	(69,428)
Cotton No. 2 Futures	12/06/13	9	USD	384,751	(6,706)
Gasoline RBOB Futures	08/30/13	5	USD	587,509	(20,761)
Gold 100 oz Futures	08/28/13	12	USD	1,713,991	(245,551)
Heating Oil Futures	08/30/13	5	USD	604,099	(2,806)
Lean Hogs Futures	08/14/13	10	USD	379,131	10,669
Light Sweet Crude E-Mini Oil Futures	07/19/13	1	USD	49,215	(940)
Light Sweet Crude Oil Futures	08/20/13	18	USD	1,704,827	31,093
Live Cattle Futures	08/30/13	11	USD	532,874	4,036
MSCI EAFE E-Mini Index Futures	09/20/13	304	USD	25,383,442	(460,002)
MSCI Emerging Markets E-Mini Index Futures	09/20/13	88	USD	4,118,693	(10,413)
Natural Gas Futures	08/28/13	59	USD	2,276,044	(176,234)
Nickel Futures	07/17/13	4	USD	369,129	(41,397)
Nickel Futures	09/18/13	4	USD	363,645	(34,761)
S&P 500 E-Mini Index Futures	09/20/13	1,988	USD	159,467,856	(497,436)
Silver Futures	09/26/13	5	USD	551,988	(65,238)
Soybean Futures	11/14/13	15	USD	992,571	(53,571)
Soybean Meal Futures	12/13/13	12	USD	473,227	(24,427)
Soybean Oil Futures	12/13/13	17	USD	486,472	(26,248)
Sugar No. 11 Futures	09/30/13	33	USD	621,394	3,969

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/19/13	94	USD	11,886,177	$10,698
Wheat Futures	09/13/13	17	USD	600,064	(40,976)
Wheat Futures	09/13/13	6	USD	224,043	(16,743)
Zinc Futures	07/17/13	9	USD	419,869	(8,569)
Zinc Futures	09/18/13	9	USD	434,044	(16,894)

Futures Contracts—Short
Aluminum HG Futures	07/17/13	(17)	USD	(824,463)	86,132
Mini-Sized Silver Futures	09/26/13	(1)	USD	(22,083)	2,624
Nickel Futures	07/17/13	(4)	USD	(362,271)	34,539
U.S. Treasury Note 10 Year Futures	09/19/13	(343)	USD	(44,354,922)	943,984
Zinc Futures	07/17/13	(9)	USD	(428,606)	17,307

Net Unrealized Depreciation					$(931,453)

Swap Agreements

Interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.038%	02/25/23	Barclays Bank plc	USD	16,250,000	$(874,848)	$—	$(874,848)
Pay	3-Month USD-LIBOR	2.064%	03/11/23	Barclays Bank plc	USD	19,120,000	(996,133)	—	(996,133)
Pay	3-Month USD-LIBOR	1.996%	04/05/23	Barclays Bank plc	USD	22,230,000	(1,319,266)	—	(1,319,266)
Pay	3-Month USD-LIBOR	1.887%	04/29/23	Deutsche Bank AG	USD	21,950,000	(1,528,600)	—	(1,528,600)
Pay	3-Month USD-LIBOR	1.942%	05/10/23	Credit Suisse International	USD	35,610,000	(2,350,531)	—	(2,350,531)
Pay	3-Month USD-LIBOR	1.956%	05/10/23	Deutsche Bank AG	USD	12,460,000	(806,657)	—	(806,657)
Pay	3-Month USD-LIBOR	2.316%	05/31/23	Barclays Bank plc	USD	47,250,000	(1,562,142)	—	(1,562,142)
Pay	3-Month USD-LIBOR	2.305%	05/31/23	Credit Suisse International	USD	10,270,000	(349,817)	—	(349,817)
Pay	3-Month USD-LIBOR	2.310%	06/19/23	Deutsche Bank AG	USD	33,670,000	(1,160,621)	—	(1,160,621)
Pay	3-Month USD-LIBOR	2.860%	06/26/23	Credit Suisse International	USD	31,450,000	489,278	—	489,278

Totals							$(10,459,337)	$—	$(10,459,337)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$2,771,967	$2,952,913	$—	$5,724,880
Air Freight & Logistics	131,685	1,357,438	—	1,489,123
Airlines	107,283	—	—	107,283
Auto Components	74,443	3,842,634	—	3,917,077
Automobiles	3,689,585	7,886,983	—	11,576,568
Beverages	4,426,676	2,469,162	—	6,895,838
Biotechnology	2,745,494	—	—	2,745,494
Building Products	379,081	1,224,824	—	1,603,905
Capital Markets	2,210,761	4,729,248	—	6,940,009
Chemicals	1,715,167	4,055,560	—	5,770,727
Commercial Banks	8,918,917	19,257,236	—	28,176,153
Commercial Services & Supplies	174,174	861,218	—	1,035,392
Communications Equipment	2,538,098	1,174,071	—	3,712,169
Computers & Peripherals	3,000,614	—	—	3,000,614
Construction & Engineering	1,152,983	—	—	1,152,983
Construction Materials	—	695,452	—	695,452
Consumer Finance	511,399	—	—	511,399
Containers & Packaging	297,206	1,181,041	—	1,478,247
Distributors	208,054	—	—	208,054
Diversified Financial Services	4,436,945	3,042,866	—	7,479,811
Diversified Telecommunication Services	1,804,354	2,484,718	—	4,289,072
Electric Utilities	1,901,919	444,215	—	2,346,134
Electrical Equipment	1,214,445	2,459,378	—	3,673,823
Electronic Equipment, Instruments & Components	1,058,747	1,930,014	—	2,988,761
Energy Equipment & Services	2,838,504	503,846	—	3,342,350
Food & Staples Retailing	4,461,919	1,534,606	—	5,996,525
Food Products	2,668,893	8,259,630	—	10,928,523
Gas Utilities	95,949	—	—	95,949
Health Care Equipment & Supplies	1,566,808	—	—	1,566,808
Health Care Providers & Services	1,569,990	—	—	1,569,990
Health Care Technology	255,422	—	—	255,422
Hotels, Restaurants & Leisure	959,081	4,193,383	—	5,152,464
Household Durables	373,682	3,910,191	—	4,283,873
Household Products	2,557,431	423,502	—	2,980,933
Industrial Conglomerates	2,738,032	1,034,645	—	3,772,677
Insurance	4,356,268	23,310,331	—	27,666,599
Internet & Catalog Retail	1,073,620	—	—	1,073,620
Internet Software & Services	2,611,392	—	—	2,611,392

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$4,153,885	$829,642	$—	$4,983,527
Life Sciences Tools & Services	428,082	—	—	428,082
Machinery	1,117,352	1,098,746	—	2,216,098
Media	3,730,977	3,038,735	—	6,769,712
Metals & Mining	1,610,977	1,412,721	—	3,023,698
Multi-Utilities	1,191,317	1,126,783	—	2,318,100
Multiline Retail	1,605,630	—	—	1,605,630
Oil, Gas & Consumable Fuels	8,992,080	8,892,576	—	17,884,656
Paper & Forest Products	—	808,834	—	808,834
Pharmaceuticals	4,775,737	19,597,402	—	24,373,139
Professional Services	—	970,496	—	970,496
Real Estate Investment Trusts	2,610,637	3,147,404	—	5,758,041
Real Estate Management & Development	—	4,627,845	—	4,627,845
Road & Rail	2,138,855	458,699	—	2,597,554
Semiconductors & Semiconductor Equipment	5,664,561	1,660,713	—	7,325,274
Software	3,788,621	1,024,943	—	4,813,564
Specialty Retail	3,365,518	1,103,014	—	4,468,532
Textiles, Apparel & Luxury Goods	792,393	1,287,666	—	2,080,059
Tobacco	1,748,288	6,958,227	—	8,706,515
Trading Companies & Distributors	321,277	127,029	—	448,306
Transportation Infrastructure	537,025	—	—	537,025
Wireless Telecommunication Services	44,675	6,290,599	—	6,335,274
Total Common Stocks	122,214,875	169,681,179	—	291,896,054
Total Corporate Bonds & Notes*	—	203,975,524	—	203,975,524
Total Convertible Bonds*	—	149,570,135	—	149,570,135
Total U.S. Treasury & Government Agencies*	—	12,862,194	—	12,862,194
Total Convertible Preferred Stocks*	7,636,751	—	—	7,636,751
Total Foreign Government*	—	2,112,303	—	2,112,303
Total Preferred Stocks*	—	2,028,723	—	2,028,723
Total Municipals	—	1,277,975	—	1,277,975
Short-Term Investments
U.S. Treasury	—	989,920	—	989,920
Repurchase Agreement	—	233,661,000	—	233,661,000
Total Short-Term Investments	—	234,650,920	—	234,650,920
Total Investments	$129,851,626	$776,158,953	$—	$906,010,579

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$1,289,988	$—	$1,289,988
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(385,238)	—	(385,238)
Total Forward Contracts	$—	$904,750	$—	$904,750
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,145,051	$—	$—	$1,145,051
Futures Contracts (Unrealized Depreciation)	(2,076,504)	—	—	(2,076,504)
Total Futures Contracts	$(931,453)	$—	$—	$(931,453)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$489,278	$—	$489,278
Swap Contracts at Value (Liabilities)	—	(10,948,615)	—	(10,948,615)
Total Swap Contracts	$—	$(10,459,337)	$—	$(10,459,337)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$672,349,579
Repurchase Agreement	233,661,000
Cash	15,743,373
Cash denominated in foreign currencies (b)	3,136,404
Cash collateral on swap contracts	10,750,000
Swaps at market value	489,278
Unrealized appreciation on forward foreign currency exchange contracts	1,289,988
Receivable for:
Investments sold	3,099,838
Fund shares sold	2,598,265
Dividends	579,030
Interest	3,396,553
Variation margin on futures contracts	26,797
Swap interest	695,673
Other assets	864

Total Assets	947,816,642
Liabilities
Payables for:
Investments purchased	50,191,463
Fund shares redeemed	5,164
Swaps at market value	10,948,615
Unrealized depreciation on forward foreign currency exchange contracts	385,238
Variation margin on futures contracts	766,713
Swap interest	70,121
Accrued expenses:
Management fees	528,804
Distribution and service fees	176,383
Deferred trustees’ fees	12,462
Other expenses	195,184

Total Liabilities	63,280,147

Net Assets	$884,536,495

Net assets consist of:
Paid in surplus	$872,380,967
Undistributed net investment income	2,516,343
Accumulated net realized gain	19,669,764
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(10,030,579)

Net Assets	$884,536,495

Net Assets
Class B	$884,536,495
Capital Shares Outstanding*
Class B	83,237,232
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $671,922,021.
(b)	Identified cost of cash denominated in foreign currencies was $3,138,555.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$4,435,198
Interest (b)	3,286,205

Total investment income	7,721,403
Expenses
Management fees	2,717,424
Administration fees	12,181
Deferred expense reimbursement	21,567
Custodian and accounting fees	219,012
Distribution and service fees—Class B	897,466
Audit and tax services	40,036
Legal	8,593
Trustees’ fees and expenses	14,118
Shareholder reporting	6,743
Insurance	16
Organizational expense	904
Miscellaneous	3,262

Total expenses	3,941,322

Net Investment Income	3,780,081

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,857,358
Futures contracts	8,671,977
Swap contracts	(5,541,321)
Foreign currency transactions	3,507,232

Net realized gain	21,495,246

Net change in unrealized appreciation (depreciation) on:
Investments	(9,852,388)
Futures contracts	(1,929,691)
Swap contracts	(10,001,961)
Foreign currency transactions	201,596

Net change in unrealized depreciation	(21,582,444)

Net realized and unrealized loss	(87,198)

Net Increase in Net Assets From Operations	$3,692,883

(a)	Net of foreign withholding taxes of $292,375.
(b)	Net of foreign withholding taxes of $3,770.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,780,081	$363,715
Net realized gain	21,495,246	5,038,266
Net change in unrealized appreciation (depreciation)	(21,582,444)	11,551,865

Increase in net assets from operations	3,692,883	16,953,846

From Distributions to Shareholders
Net investment income
Class B	(704,191)	(1,676,207)
Net realized capital gains
Class B	(4,154,729)	(2,915,176)

Total distributions	(4,858,920)	(4,591,383)

Increase in net assets from capital share transactions	399,542,628	473,797,441

Total Increase in Net Assets	398,376,591	486,159,904
Net Assets
Beginning of period	486,159,904	0

End of period	$884,536,495	$486,159,904

Undistributed (Distributions in Excess of) Net Investment Income
End of period	$2,516,343	$(559,547)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012(a)
	Shares	Value	Shares	Value
Class B
Sales	37,145,882	$402,009,450	46,752,485	$477,991,749
Reinvestments	447,414	4,858,920	438,528	4,591,383
Redemptions	(672,743)	(7,325,742)	(874,334)	(8,785,691)

Net increase	36,920,553	$399,542,628	46,316,679	$473,797,441

Increase derived from capital shares transactions		$399,542,628		$473,797,441

(a)	Commencement of operations was April 23, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.50		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.06		0.02
Net realized and unrealized gain on investments	0.14	(c)	0.58

Total from investment operations	0.20		0.60

Less Distributions
Distributions from net investment income	(0.01)		(0.04)
Distributions from net realized capital gains	(0.06)		(0.06)

Total distributions	(0.07)		(0.10)

Net Asset Value, End of Period	$10.63		$10.50

Total Return (%) (d)	1.88	(e)	6.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(f)	1.32	(f)
Net ratio of expenses to average net assets (%) (g)	1.10	(f)	1.25	(f)
Ratio of net investment income to average net assets (%)	1.05	(f)	0.24	(f)
Portfolio turnover rate (%)	31	(e)	36	(e)
Net assets, end of period (in millions)	$884.5		$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2013	% of Total Assets at June 30, 2013
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$16,616,320	1.8%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the consolidated financial statements were issued.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, Real Estate Investment Trusts (REITs), return of capital adjustments, distribution and service fees and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $233,661,000, which is included on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value (b)	$489,278	Swaps at market value (b)	$10,948,615

Equity	Unrealized appreciation on futures contracts* (a)	954,682	Unrealized depreciation on futures contracts* (a)	967,851
Commodity	Unrealized appreciation on futures contracts* (a)	190,369	Unrealized depreciation on futures contracts* (a)	1,108,653
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,289,988	Unrealized depreciation on forward foreign currency exchange contracts	385,238

Total		$2,924,317		$13,410,357

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(c)	Net Amount
Citibank N.A.	$272,963	$(70,227)	$—	$202,736
Credit Suisse International	554,044	(554,044)	—	—
Goldman Sachs & Co.	18,706	(18,706)	—	—
HSBC Bank plc	205,317	(14,422)	—	190,895
Morgan Stanley & Co., Inc.	370	(370)	—	—
Societe Generale	3,372	(3,372)	—	—
State Street Bank and Trust	10,494	(10,494)	—	—
UBS AG	470,271	(10,833)	—	459,438
Westpac Banking Corp.	243,729	(4,256)	—	239,473

	$1,779,266	$(686,724)	$—	$1,092,542

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(c)	Net Amount
Barclays Bank plc	$4,752,389	$—	$(4,390,000)	$362,389
Citibank N.A.	70,227	(70,227)	—	—
Credit Suisse International	2,821,481	(554,044)	(2,267,437)	—
Deutsche Bank AG	3,495,878	—	(3,495,878)	—
Goldman Sachs & Co.	25,714	(18,706)	—	7,008
HSBC Bank plc	14,422	(14,422)	—	—
Merrill Lynch & Co., Inc.	1,825	—	—	1,825
Morgan Stanley & Co., Inc.	42,756	(370)	—	42,386
Societe Generale	24,098	(3,372)	—	20,726
State Street Bank and Trust	69,974	(10,494)	—	59,480
UBS AG	10,833	(10,833)	—	—
Westpac Banking Corp.	4,256	(4,256)	—	—

	$11,333,853	$(686,724)	$(10,153,315)	$493,814

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$3,264,155	$3,264,155
Futures contracts	(174,579)	9,166,024	(319,468)	—	8,671,977
Swap contracts	(4,774,178)	—	(767,143)	—	(5,541,321)

	$(4,948,757)	$9,166,024	$(1,086,611)	$3,264,155	$6,394,811

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$174,056	$174,056
Futures contracts	948,377	(1,959,785)	(918,283)	—	(1,929,691)
Swap contracts	(10,076,025)	—	74,064	—	(10,001,961)

	$(9,127,648)	$(1,959,785)	$(844,219)	$174,056	$(11,757,596)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(d)
Forward Foreign currency transactions	$126,817,494
Futures contracts long	10,466,784
Futures contracts short	19,167,787
Swap contracts	221,083,446

(a)	Financial instrument not subject to a master netting arrangement.
(b)	Excludes swap interest receivable of $695,673 and swap interest payable of $70,121.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(d)	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$7,446,522	$457,049,052	$0	$164,612,366

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with J.P. Morgan Investment Management, Inc. (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,717,424	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.25%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of June 30, 2013, there were no expenses deferred in 2013 and $21,567 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2012, which were recovered during the six months ended June 30, 2013 was $21,567. Amounts recouped for the six months ended June 30, 2013 are shown as Deferred expense reimbursement in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

MIST-41

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$3,216,051	$1,375,332	$4,591,383

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$2,940,544	$1,809,501	$8,578,608	$13,328,653

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-42

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Managed by J.P. Morgan Investment Management Inc. & Dreman Value Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 13.26% and 13.09%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 14.39%.

The following section was prepared by J.P. Morgan Investment Management Inc., who assumed management of the Portfolio on April 29, 2013.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index turned in its best first half of the year performance since 1991. Investors applauded continued strength in corporate profits, ongoing improvements in housing and an improved outlook for U.S. fiscal policy. Equity markets sold off from their highs over concerns of the Federal Reserve (“Fed”) altering the pace of their bond buying program and increased stress in the Chinese interbank lending market. For the first six months of 2013, small cap stocks led large cap stocks as the Russell 2000 Index advanced 15.9%, outpacing a solid 13.8% return for the S&P 500 Index.

With all but one company left to report first quarter earnings, expected S&P 500 operating earnings of $25.77/share would be a new quarterly record. Current estimates for the second quarter earnings season are even higher. The strength in the housing market continues as housing starts for the first five months of the year have averaged a 928,000 annual pace which represents a 28.7% increase over the same period in 2012. Perhaps even more significant is the increase in home prices as the national median existing home price for May rose 15.4% over the year-ago period. This was the strongest 12-month price gain since October of 2005. Easing anxiety over the U.S. fiscal situation was also welcomed by investors. The Congressional Budget Office’s (CBO) updated budget projections show the 2013 budget deficit will shrink to $642 billion, the smallest since 2008. This was mostly a result of higher-than-expected revenues and an increase in payments to the Treasury by Fannie Mae and Freddie Mac.

June was quite a volatile month for global markets. The outcome of the Fed’s June Federal Open Market Committee (FOMC) meeting did not deviate far from expectations; however, during his press conference, Chairman Bernanke outlined a detailed and somewhat more aggressive schedule for concluding bond purchases. These developments caught some investors off guard as the yield on the 10-Year U.S. Treasury rose sharply to 2.61%. Volatility in the Chinese credit markets also unsettled investors. The Shanghai Interbank Offered Rate (SHIBOR) peaked at 13.4%, significantly above average levels. Reasons for the rise in lending rates include higher demand for liquidity around quarter end and a regulatory ban on interbank bond repurchases. The People’s Bank of China’s (PBoC) initial reluctance to provide liquidity generated additional uncertainty. Capital markets rebounded after the PBoC provided much needed liquidity and several members of the FOMC reiterated that tapering the pace of bond purchases is not a tightening of monetary policy.

The following section was prepared by Dreman Value Management, LLC, who managed the Portfolio through April 28, 2013.

PORTFOLIO REVIEW

The Portfolio posted a strong absolute return and outperformed the Russell 2000 Value Index benchmark. Stock selection was the main driver of relative performance and we generated the strongest results in the Financials, Industrials, Information Technology, and Health Care sectors. Our relative performance was weakest in the Materials and Consumer Discretionary sectors.

The Financials sector was the strongest performer in the Portfolio as the additions we made over the past 18 months performed well. The Portfolio’s Capital Markets stocks enjoyed a strong first quarter as rising markets lifted their revenue and earnings outlook. Waddell & Reed Financial and Federated Investors were up sharply over the first four months of the year. The Portfolio’s Banks also did well over this time frame and we remained positive on the industry and continued to have an overweight position given attractive valuations. We expected to see further consolidation in the industry and increased dividends and buybacks as balance sheets strengthen and earnings improve. Pricing trends in the Insurance industry continued to improve during the time period, providing a tail wind for associated stocks. The Hanover Insurance Group and Protective Lift appreciated over the four month period. Our positioning in real estate investment trusts (REITs) was neutral as our positive stock selection was offset by our underweight in the industry. Omega Health Care, a REIT focused on long-term care facilities, posted a strong gain over this time period on strong earnings, increased guidance and a dividend increase. We continued to hold the stock in the Portfolio as it remains attractively valued. We remained concerned about the fundamentals of Mortgage REITs due to the implications a rising rate environment will have on their portfolios. The Portfolio held no exposure within this subsection of the REIT’s space given rich valuations and this underweight hurt performance during the first quarter as Mortgage REITs posted a strong return.

Performance in the Industrial industry was strong as stock selection provided alpha. Low valuations and improving fundamentals drove the performance as many stocks exceeded earnings expectations. In the Aerospace and Defense industry, both Esterline Technologies and Alliant Techsystems posted double digit returns. General Cable, a manufacturer of copper and aluminum wire for the distribution of power, was up as end market improvements, especially nonresidential construction, improved in the first few months of 2013. Tutor Perini, a construction and engineering company, exceeded earnings estimates partially driven by emergency repair work in New York related to “Superstorm Sandy”. The company’s backlog has been stable over the past several quarters and we expect it to grow this year as the economy continues to improve. Ryder, a logistics and supply chain management company, beat earnings estimates due to improvements in its utilization rates which helped bolster margins during the fourth

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Managed by J.P. Morgan Investment Management Inc. & Dreman Value Management, LLC

Portfolio Manager Commentary*—(Continued)

quarter 2012. Management raised guidance for the year and the stock responded accordingly. We remained overweight the Industrials Sector with the backdrop of a slowly improving global economy.

The Materials sector was the worst performing sector on a relative basis as both stock selection and allocation negatively impacted performance. All of the Portfolio’s precious metal stocks fell as both silver and gold prices retreated during the first quarter. We made the decision to sell AuRico Gold during this volatile time as the company continued to struggle with operating issues which compounded the negative price movements of the precious metals. The sector was not a complete loss as our steel stocks performed well, including Worthington Industries and Steel Dynamics, as demand for their products increased.

Stock selection in Energy helped performance. An improved outlook in the Gulf of Mexico (GOM) as well as in International markets was a positive for Superior Energy and Atwood Oceanics. Atwood Oceanics, a contract duller, continued to see high utilization rates on its rigs, effective new builds and strong cost controls that led to expanding margins and a positive earnings surprise. Superior Energy, a specialized oilfield services and equipment company, continued its International expansion and is seeing improvements in the U.S. land markets. The company remained focused on de-levering its balance sheet and we believe this could lead to shareholder friendly actions as cash builds over the coming quarters.

Mark Roach

Mario Trufano

Portfolio Managers

Dreman Value Management, LLC

The following section was prepared by J.P. Morgan Asset Management Inc., who assumed management of the Portfolio on April 29, 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Pharmaceutical and Insurance industries aided the Portfolio’s relative return, and Clovis Oncology and Stewart Enterprises were the top contributors. Clovis Oncology, a U.S.-based bio-pharmaceutical company rallied after its drug Rucaparib demonstrated encouraging results from phase I/II monotherapy study in patients with solid tumors. Stewart Enterprises, a retail drugstore chain in the U.S. rallied after reporting stronger than expected quarterly results, as well as a positive announcement in May that it was entering into a merger agreement with SCI.

Alternatively, stock selection in Consumer Staples and Semiconductors hurt performance. Redwood Trust and Central Garden & Pet Co. were the top detractors. Redwood Trust, Inc. a company focused on engaging in residential and commercial mortgage banking activities, detracted from performance after a number of downgrades by brokers citing a decline in refinance activity as mortgage rates have risen. Also deleveraging by REITs and banks, reduction in mortgage-backed security investment by money managers, and paring of mortgage loans contributed to selling. Central Garden & Pet Co., a leading innovator, marketer and producer of quality branded products for the lawn, garden and pet supplies markets, replaced its Chief Executive during its fiscal period amid challenging business conditions.

From a proprietary attribution standpoint, the Alpha Model, the team’s quantitative ranking model, made the most meaningful contribution to performance, with the other exposures (beta, risk factors, stock, and sector selection) also contributing. From a factor perspective, Deployment and Valuation both made positive contributions while the impact from Quality was slightly negative.

As of June 30, 2013 our largest relative sector overweights were in the Consumer Cyclical, Insurance and Pharmaceutical industries, and our largest relative underweights were in Financials, REITs, and Industrial Cyclical sectors. At period end, we remained optimistic on the U.S. Equity market as economic fundamentals continued to move forward at a steady pace.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	13.26	22.44	6.87	8.16
Class B	13.09	22.15	6.60	5.97
Russell 2000 Value Index	14.39	24.76	8.59	7.05

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception of Class A shares is 5/2/2005. Inception of Class B shares is 4/28/2008. Index returns are based on an inception date of 5/2/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Rite Aid Corp.	1.2
Helix Energy Solutions Group, Inc.	1.1
Portland General Electric Co.	1.1
Worthington Industries, Inc.	1.1
Universal Corp.	1.0
Ocwen Financial Corp.	1.0
DCT Industrial Trust, Inc.	0.9
Redwood Trust, Inc.	0.9
Anworth Mortgage Asset Corp.	0.9
Capstead Mortgage Corp.	0.9

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	35.0
Industrials	14.5
Information Technology	13.0
Consumer Discretionary	11.9
Utilities	6.1
Energy	5.6
Materials	5.0
Health Care	4.4
Consumer Staples	3.7
Telecommunication Services	0.6

MIST-3

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.76%	$1,000.00	$1,132.60	$4.02
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class B(a)	Actual	1.01%	$1,000.00	$1,130.90	$5.34
	Hypothetical*	1.01%	$1,000.00	$1,019.79	$5.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
AAR Corp.	21,100	$463,778
API Technologies Corp. (a)	3,900	10,920
Engility Holdings, Inc. (a)	20,066	570,276
GenCorp, Inc. (a)	260,500	4,235,730

		5,280,704

Airlines—1.3%
Alaska Air Group, Inc. (a)	19,000	988,000
Republic Airways Holdings, Inc. (a)	425,900	4,825,447
SkyWest, Inc.	151,400	2,049,956
U.S. Airways Group, Inc. (a)	55,700	914,594

		8,777,997

Auto Components—0.5%
Cooper Tire & Rubber Co.	13,400	444,478
Dana Holding Corp.	37,300	718,398
Stoneridge, Inc. (a)	14,800	172,272
Superior Industries International, Inc.	108,100	1,860,401

		3,195,549

Biotechnology—1.5%
Achillion Pharmaceuticals, Inc. (a)	8,900	72,802
Clovis Oncology, Inc. (a)	39,700	2,659,106
Durata Therapeutics, Inc. (a)	24,200	174,240
Esperion Therapeutics, Inc. (a)	30,600	431,460
Insmed, Inc. (a)	123,600	1,478,256
InterMune, Inc. (a)	52,500	505,050
Lexicon Pharmaceuticals, Inc. (a)	253,751	550,640
MiMedx Group, Inc. (a)	1,300	9,178
Oncothyreon, Inc. (a)	628,843	980,995
PDL BioPharma, Inc.	287,400	2,218,728
Receptos, Inc. (a)	65,700	1,306,773
Stemline Therapeutics, Inc. (a)	300	7,152

		10,394,380

Building Products—1.0%
Gibraltar Industries, Inc. (a)	148,500	2,162,160
NCI Building Systems, Inc. (a)	115,336	1,763,487
PGT, Inc. (a)	208,200	1,805,094
Ply Gem Holdings, Inc. (a)	21,400	429,284
Trex Co., Inc. (a)	16,600	788,334

		6,948,359

Capital Markets—1.4%
Apollo Investment Corp.	105,800	818,892
Arlington Asset Investment Corp. - Class A	48,800	1,304,912
Artisan Partners Asset Management, Inc. (a)	8,300	414,253
Cowen Group, Inc. - Class A (a)	41,900	121,510
GAMCO Investors, Inc. - Class A	16,385	907,893
Gladstone Capital Corp.	100,740	823,046
Investment Technology Group, Inc. (a)	172,600	2,412,948
Janus Capital Group, Inc.	30,100	256,151
MCG Capital Corp.	169,900	885,179
MVC Capital, Inc.	29,100	366,369
NGP Capital Resources Co.	48,500	297,305

Capital Markets—(Continued)
Oppenheimer Holdings, Inc. - Class A	25,409	$483,787
Piper Jaffray Cos. (a)	21,900	692,259

		9,784,504

Chemicals—1.2%
Axiall Corp.	14,600	621,668
Minerals Technologies, Inc.	115,000	4,754,100
Tredegar Corp.	109,825	2,822,503

		8,198,271

Commercial Banks—12.1%
1st Source Corp.	45,701	1,085,856
1st United Bancorp, Inc.	3,400	22,848
American National Bankshares, Inc.	1,400	32,536
Bancfirst Corp.	34,600	1,610,630
BancorpSouth, Inc.	175,500	3,106,350
Bank of Hawaii Corp.	76,800	3,864,576
Banner Corp.	28,800	973,152
BBCN Bancorp, Inc.	62,600	890,172
Bridge Capital Holdings (a)	600	9,516
Cascade Bancorp (a)	11,294	70,136
Cathay General Bancorp	97,200	1,978,020
Center Bancorp, Inc.	10,906	138,397
Central Pacific Financial Corp. (a)	104,801	1,886,418
Century Bancorp, Inc. - Class A	4,000	140,000
Chemical Financial Corp.	34,500	896,655
Citizens & Northern Corp.	9,700	187,404
City Holding Co.	82,509	3,213,725
CoBiz Financial, Inc.	47,140	391,262
Columbia Banking System, Inc.	25,000	595,250
Community Bank System, Inc.	63,900	1,971,315
Community Trust Bancorp, Inc.	52,424	1,867,343
Financial Institutions, Inc.	33,499	616,717
First Bancorp	40,900	395,574
First Busey Corp.	103,700	466,650
First Citizens BancShares, Inc. - Class A	3,900	748,995
First Commonwealth Financial Corp.	621,900	4,583,403
First Community Bancshares, Inc.	21,500	337,120
First Financial Bankshares, Inc.	17,700	985,182
First Interstate Bancsystem, Inc.	55,000	1,140,150
First Merchants Corp.	20,700	355,005
FirstMerit Corp.	207,300	4,152,219
FNB Corp.	218,800	2,643,104
Glacier Bancorp, Inc.	26,300	583,597
Great Southern Bancorp, Inc.	17,600	474,496
Guaranty Bancorp	1,800	20,430
Hancock Holding Co.	39,400	1,184,758
Heartland Financial USA, Inc.	26,083	717,022
Hudson Valley Holding Corp.	25,232	428,439
Lakeland Bancorp, Inc.	28,100	293,083
Lakeland Financial Corp.	12,500	346,875
MainSource Financial Group, Inc.	134,704	1,809,075
MB Financial, Inc.	56,600	1,516,880
Metro Bancorp, Inc. (a)	26,500	530,795
MetroCorp Bancshares, Inc.	26,762	261,197
OFG Bancorp	264,045	4,781,855

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
OmniAmerican Bancorp, Inc. (a)	18,144	$399,712
Pacific Continental Corp.	21,885	258,243
PacWest Bancorp	73,400	2,249,710
Preferred Bank (a)	4,000	65,920
Republic Bancorp, Inc .- Class A	1,100	24,112
S&T Bancorp, Inc.	10,700	209,720
Seacoast Banking Corp. of Florida (a)	14,400	31,680
Sierra Bancorp	9,000	133,200
Simmons First National Corp. - Class A	24,700	644,423
Southside Bancshares, Inc.	6,200	148,056
StellarOne Corp.	17,300	339,945
Sterling Financial Corp.	96,200	2,287,636
Suffolk Bancorp (a)	8,600	140,524
Susquehanna Bancshares, Inc.	183,800	2,361,830
SVB Financial Group (a)	26,400	2,199,648
SY Bancorp, Inc.	2,000	49,060
TCF Financial Corp.	207,200	2,938,096
Tompkins Financial Corp.	18,859	852,238
Tristate Capital Holdings, Inc. (a)	41,100	565,125
Trustmark Corp.	67,900	1,668,982
UMB Financial Corp.	87,700	4,882,259
Umpqua Holdings Corp.	33,600	504,336
Union First Market Bankshares Corp.	89,000	1,832,510
Univest Corp. of Pennsylvania	1,500	28,605
Valley National Bancorp	29,900	283,153
Washington Trust Bancorp, Inc.	17,600	501,952
Webster Financial Corp.	52,900	1,358,472
West Bancorp, Inc.	6,220	73,085
Westamerica Bancorp	35,300	1,612,857
Wilshire Bancorp, Inc.	194,600	1,288,252

		84,237,523

Commercial Services & Supplies—3.2%
ABM Industries, Inc.	7,800	191,178
ARC Document Solutions, Inc. (a)	224,128	896,512
Cenveo, Inc. (a)	884,807	1,884,639
Consolidated Graphics, Inc. (a)	50,661	2,381,573
Courier Corp.	18,700	267,036
G&K Services, Inc. - Class A	51,400	2,446,640
HNI Corp.	55,400	1,998,278
Quad/Graphics, Inc.	236,307	5,694,999
Steelcase, Inc. - Class A	118,300	1,724,814
United Stationers, Inc.	142,100	4,767,455

		22,253,124

Communications Equipment—2.0%
ARRIS Group, Inc. (a)	248,000	3,558,800
Aviat Networks, Inc. (a)	189,000	495,180
Bel Fuse, Inc. - Class B	34,172	459,613
Black Box Corp.	50,792	1,286,054
Calix, Inc. (a)	39,400	397,940
Comtech Telecommunications Corp.	214,382	5,764,732
Oplink Communications, Inc. (a)	15,738	273,369
Symmetricom, Inc. (a)	103,400	464,266
Tellabs, Inc.	640,800	1,268,784

		13,968,738

Computers & Peripherals—0.4%
Avid Technology, Inc. (a)	172,484	$1,014,206
Hutchinson Technology, Inc. (a)	700	3,311
QLogic Corp. (a)	190,400	1,820,224
STEC, Inc. (a)	26,100	175,392

		3,013,133

Construction & Engineering—1.3%
Argan, Inc.	73,310	1,143,636
Comfort Systems USA, Inc.	66,400	990,688
EMCOR Group, Inc.	143,100	5,817,015
Michael Baker Corp.	38,579	1,045,877
Orion Marine Group, Inc. (a)	21,000	253,890

		9,251,106

Construction Materials—0.0%
Headwaters, Inc. (a)	24,700	218,348

Consumer Finance—1.4%
DFC Global Corp. (a)	130,600	1,803,586
Green Dot Corp. - Class A (a)	15,600	311,220
Nelnet, Inc. - Class A	51,800	1,869,462
World Acceptance Corp. (a)	68,800	5,981,472

		9,965,740

Containers & Packaging—0.5%
Graphic Packaging Holding Co. (a)	296,500	2,294,910
Myers Industries, Inc.	77,100	1,157,271

		3,452,181

Diversified Consumer Services—1.0%
Corinthian Colleges, Inc. (a)	300,000	672,000
Lincoln Educational Services Corp.	116,464	613,765
Regis Corp.	205,400	3,372,668
Stewart Enterprises, Inc. - Class A	184,400	2,413,796

		7,072,229

Diversified Financial Services—0.6%
Marlin Business Services Corp.	58,774	1,338,872
PHH Corp. (a)	132,300	2,696,274
Resource America, Inc. - Class A	14,568	123,828

		4,158,974

Diversified Telecommunication Services—0.5%
Fairpoint Communications, Inc. (a)	3,300	27,555
magicJack VocalTec, Ltd. (a)	215,797	3,062,159
Neutral Tandem, Inc.	71,800	412,850
Vonage Holdings Corp. (a)	44,700	126,501

		3,629,065

Electric Utilities—2.4%
El Paso Electric Co.	139,205	4,915,329
PNM Resources, Inc.	67,100	1,488,949
Portland General Electric Co.	243,400	7,445,606
Unitil Corp.	24,400	704,672

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
UNS Energy Corp.	47,600	$2,129,148

		16,683,704

Electrical Equipment—0.3%
LSI Industries, Inc.	111,565	902,561
Powell Industries, Inc. (a)	22,400	1,156,960

		2,059,521

Electronic Equipment, Instruments & Components—2.7%
Aeroflex Holding Corp. (a)	185,500	1,463,595
Agilysys, Inc. (a)	46,758	527,898
Anixter International, Inc. (a)	8,300	629,223
Audience, Inc. (a)	22,600	298,546
Checkpoint Systems, Inc. (a)	108,700	1,542,453
Cognex Corp.	51,400	2,324,308
Coherent, Inc.	45,100	2,483,657
Electro Scientific Industries, Inc.	31,200	335,712
Newport Corp. (a)	73,600	1,025,248
Park Electrochemical Corp.	49,500	1,188,495
Power-One, Inc. (a)	325,409	2,056,585
RealD, Inc. (a)	13,500	187,650
Richardson Electronics, Ltd.	28,200	331,068
Tech Data Corp. (a)	37,400	1,761,166
TTM Technologies, Inc. (a)	181,100	1,521,240
Vishay Intertechnology, Inc. (a)	67,000	930,630

		18,607,474

Energy Equipment & Services—2.7%
Cal Dive International, Inc. (a)	402,300	756,324
Dawson Geophysical Co. (a)	31,962	1,178,119
Exterran Holdings, Inc. (a)	114,600	3,222,552
Global Geophysical Services, Inc. (a)	12,500	59,000
Helix Energy Solutions Group, Inc. (a)	345,800	7,967,232
Hercules Offshore, Inc. (a)	355,500	2,502,720
Key Energy Services, Inc. (a)	23,300	138,635
Natural Gas Services Group, Inc. (a)	29,937	703,220
Parker Drilling Co. (a)	146,800	731,064
Pioneer Energy Services Corp. (a)	28,600	189,332
SEACOR Holdings, Inc.	16,534	1,373,149
Tesco Corp. (a)	15,600	206,700

		19,028,047

Food & Staples Retailing—1.7%
Fairway Group Holdings Corp. (a)	22,800	551,076
Nash Finch Co.	6,500	143,065
Pantry, Inc. (The) (a)	4,600	56,028
Rite Aid Corp. (a)	2,875,400	8,223,644
Roundy’s, Inc.	20,400	169,932
Spartan Stores, Inc.	40,000	737,600
SUPERVALU, Inc. (a)	317,600	1,975,472

		11,856,817

Food Products—0.3%
Farmer Bros Co. (a)	12,300	172,938
John B Sanfilippo & Son, Inc.	1,500	30,240

Food Products—(Continued)
Pinnacle Foods, Inc.	71,300	$1,721,895
Seneca Foods Corp. - Class A (a)	10,300	316,004

		2,241,077

Gas Utilities—1.7%
AGL Resources, Inc.	39,800	1,705,828
Chesapeake Utilities Corp.	9,700	499,453
Laclede Group, Inc. (The)	120,639	5,508,377
New Jersey Resources Corp.	1,700	70,601
Piedmont Natural Gas Co., Inc.	21,500	725,410
Southwest Gas Corp.	70,600	3,303,374

		11,813,043

Health Care Equipment & Supplies—0.9%
Greatbatch, Inc. (a)	40,900	1,341,111
Medical Action Industries, Inc. (a)	16,767	129,106
NuVasive, Inc. (a)	83,200	2,062,528
SurModics, Inc. (a)	103,286	2,066,753
Symmetry Medical, Inc. (a)	73,300	617,186

		6,216,684

Health Care Providers & Services—1.5%
Amedisys, Inc. (a)	100,000	1,162,000
Gentiva Health Services, Inc. (a)	32,000	318,720
HealthSouth Corp. (a)	44,900	1,293,120
Magellan Health Services, Inc. (a)	37,700	2,114,216
Molina Healthcare, Inc. (a)	78,500	2,918,630
Providence Service Corp. (The) (a)	20,900	607,981
Skilled Healthcare Group, Inc. - Class A (a)	164,621	1,099,668
Triple-S Management Corp. - Class B (a)	41,000	880,270

		10,394,605

Health Care Technology—0.1%
MedAssets, Inc. (a)	52,500	931,350

Hotels, Restaurants & Leisure—1.7%
Biglari Holdings, Inc. (a)	8,621	3,538,058
Einstein Noah Restaurant Group, Inc.	28,022	397,912
Isle of Capri Casinos, Inc. (a)	129,141	968,558
Multimedia Games Holding Co., Inc. (a)	18,600	484,902
Red Robin Gourmet Burgers, Inc. (a)	20,800	1,147,744
Ruth’s Hospitality Group, Inc.	128,500	1,550,995
Scientific Games Corp. - Class A (a)	15,100	169,875
SeaWorld Entertainment, Inc.	94,900	3,330,990
Town Sports International Holdings, Inc.	12,800	137,856

		11,726,890

Household Durables—1.5%
American Greetings Corp. - Class A	102,300	1,863,906
Blyth, Inc.	73,300	1,023,268
CSS Industries, Inc.	40,851	1,018,415
Leggett & Platt, Inc.	66,400	2,064,376
Lifetime Brands, Inc.	600	8,148
NACCO Industries, Inc. - Class A	16,200	927,936
Taylor Morrison Home Corp. - Class A (a)	121,100	2,952,418
William Lyon Homes - Class A (a)	31,900	804,199

		10,662,666

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.5%
Central Garden and Pet Co. - Class A (a)	456,800	$3,151,920

Independent Power Producers & Energy Traders—0.2%
Atlantic Power Corp.	74,100	291,954
NRG Energy, Inc.	46,500	1,241,550

		1,533,504

Insurance—4.9%
American Equity Investment Life Holding Co.	311,800	4,895,260
American Safety Insurance Holdings, Ltd. (a)	21,551	623,901
Arch Capital Group, Ltd. (a)	27,800	1,429,198
Argo Group International Holdings, Ltd.	49,240	2,087,284
CNO Financial Group, Inc.	352,100	4,563,216
Global Indemnity plc (a)	6,000	141,300
Hallmark Financial Services, Inc. (a)	35,721	326,490
Horace Mann Educators Corp.	147,811	3,603,632
Meadowbrook Insurance Group, Inc.	49,100	394,273
Platinum Underwriters Holdings, Ltd.	96,800	5,538,896
Primerica, Inc.	51,000	1,909,440
ProAssurance Corp.	89,700	4,678,752
StanCorp Financial Group, Inc.	30,200	1,492,182
Stewart Information Services Corp.	10,500	274,995
Symetra Financial Corp.	148,500	2,374,515

		34,333,334

Internet & Catalog Retail—0.3%
Orbitz Worldwide, Inc. (a)	222,400	1,785,872

Internet Software & Services—1.7%
Digital River, Inc. (a)	130,500	2,449,485
Gogo, Inc. (a)	42,500	593,725
IntraLinks Holdings, Inc. (a)	295,048	2,142,048
Marketo, Inc. (a)	7,800	193,986
Monster Worldwide, Inc. (a)	43,400	213,094
QuinStreet, Inc. (a)	69,400	598,922
Textura Corp. (a)	10,000	260,100
Tremor Video, Inc. (a)	261,900	2,357,100
WebMD Health Corp. (a)	68,400	2,008,908
XO Group, Inc. (a)	49,400	553,280
Xoom Corp. (a)	6,700	153,564

		11,524,212

IT Services—1.8%
Blackhawk Network Holdings, Inc. (a)	16,200	375,840
CACI International, Inc. - Class A (a)	42,500	2,698,325
Convergys Corp.	82,900	1,444,947
CSG Systems International, Inc. (a)	112,600	2,443,420
Euronet Worldwide, Inc. (a)	57,200	1,822,392
EVERTEC, Inc. (a)	16,600	364,702
Global Cash Access Holdings, Inc. (a)	149,500	935,870
Unisys Corp. (a)	65,200	1,438,964
Vantiv, Inc. - Class A (a)	38,000	1,048,800

		12,573,260

Leisure Equipment & Products—0.2%
JAKKS Pacific, Inc.	115,900	$1,303,875

Life Sciences Tools & Services—0.1%
NanoString Technologies, Inc. (a)	98,700	789,600

Machinery—3.2%
AGCO Corp.	44,600	2,238,474
Ampco-Pittsburgh Corp.	3,400	63,818
Briggs & Stratton Corp.	133,400	2,641,320
Douglas Dynamics, Inc.	140,242	1,820,341
Federal Signal Corp. (a)	94,900	830,375
FreightCar America, Inc.	192,449	3,269,709
Global Brass & Copper Holdings, Inc. (a)	49,200	651,408
Hurco Cos., Inc.	34,682	997,801
Hyster-Yale Materials Handling, Inc.	32,400	2,034,396
Kadant, Inc.	60,007	1,810,411
Kaydon Corp.	9,100	250,705
Lydall, Inc. (a)	3,200	46,720
Mueller Industries, Inc.	32,700	1,649,061
Mueller Water Products, Inc. - Class A	136,200	941,142
Standex International Corp.	42,057	2,218,507
Watts Water Technologies, Inc. - Class A	10,000	453,400

		21,917,588

Marine—0.1%
International Shipholding Corp.	26,036	607,420

Media—2.1%
Digital Generation, Inc. (a)	114,800	846,076
Entercom Communications Corp. - Class A (a)	116,460	1,099,382
Journal Communications, Inc. - Class A (a)	161,947	1,212,983
LIN TV Corp. - Class A (a)	223,800	3,424,140
McClatchy Co. (The) - Class A (a)	169,700	386,916
Nexstar Broadcasting Group, Inc. - Class A	21,900	776,574
Saga Communications, Inc. - Class A	4,335	199,020
Scholastic Corp.	51,065	1,495,694
Sinclair Broadcast Group, Inc. - Class A	124,600	3,660,748
Valassis Communications, Inc.	49,800	1,224,582

		14,326,115

Metals & Mining—1.6%
Coeur Mining, Inc. (a)	195,000	2,593,500
Olympic Steel, Inc.	6,700	164,150
Schnitzer Steel Industries, Inc. - Class A	19,000	444,220
SunCoke Energy, Inc. (a)	24,900	349,098
Walter Energy, Inc.	16,200	168,480
Worthington Industries, Inc.	230,400	7,305,984

		11,025,432

Multi-Utilities—1.4%
Avista Corp.	161,500	4,363,730
NorthWestern Corp.	132,683	5,294,052

		9,657,782

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—1.1%
Bon-Ton Stores, Inc. (The)	168,954	$3,049,620
Dillard’s, Inc. - Class A	58,200	4,770,654

		7,820,274

Oil, Gas & Consumable Fuels—2.7%
Alon USA Energy, Inc.	23,100	334,026
Alpha Natural Resources, Inc. (a)	250,300	1,311,572
Arch Coal, Inc.	154,300	583,254
Delek U.S. Holdings, Inc.	3,700	106,486
EPL Oil & Gas, Inc. (a)	134,300	3,943,048
Equal Energy, Ltd.	8,300	33,532
Forest Oil Corp. (a)	411,100	1,681,399
Frontline, Ltd. (a)	25,600	45,312
Green Plains Renewable Energy, Inc. (a)	21,500	286,380
Knightsbridge Tankers, Ltd.	10,800	79,488
Panhandle Oil and Gas, Inc. - Class A	7,106	202,521
Penn Virginia Corp. (a)	345,300	1,622,910
PetroQuest Energy, Inc. (a)	263,900	1,045,044
REX American Resources Corp. (a)	17,400	500,598
Stone Energy Corp. (a)	77,900	1,716,137
W&T Offshore, Inc.	129,900	1,856,271
Western Refining, Inc.	109,300	3,068,051

		18,416,029

Paper & Forest Products—1.6%
Buckeye Technologies, Inc.	31,900	1,181,576
Domtar Corp.	29,700	1,975,050
Neenah Paper, Inc.	32,500	1,032,525
PH Glatfelter Co.	187,100	4,696,210
Resolute Forest Products, Inc. (a)	123,100	1,621,227
Schweitzer-Mauduit International, Inc.	8,400	418,992

		10,925,580

Pharmaceuticals—0.1%
Cornerstone Therapeutics, Inc. (a)	8,000	64,000
ViroPharma, Inc. (a)	32,100	919,665

		983,665

Professional Services—0.8%
Barrett Business Services, Inc.	99,260	5,182,365
CDI Corp.	600	8,496
VSE Corp.	7,000	287,490

		5,478,351

Real Estate Investment Trusts—11.6%
Anworth Mortgage Asset Corp.	1,111,566	6,224,769
Apartment Investment & Management Co. - Class A	92,400	2,775,696
Ashford Hospitality Trust, Inc.	306,995	3,515,093
Capstead Mortgage Corp.	507,658	6,142,662
CBL & Associates Properties, Inc.	196,400	4,206,888
Colonial Properties Trust	19,400	467,928
Coresite Realty Corp.	156,200	4,968,722
CubeSmart	257,500	4,114,850
CYS Investments, Inc.	244,300	2,250,003

Real Estate Investment Trusts—(Continued)
DCT Industrial Trust, Inc.	892,600	$6,382,090
DiamondRock Hospitality Co.	150,100	1,398,932
EPR Properties	35,400	1,779,558
FelCor Lodging Trust, Inc. (a)	333,769	1,972,575
First Industrial Realty Trust, Inc.	59,800	907,166
First Potomac Realty Trust	28,100	366,986
Getty Realty Corp.	39,136	808,158
Home Properties, Inc.	30,900	2,019,933
Hospitality Properties Trust	74,900	1,968,372
LaSalle Hotel Properties	37,700	931,190
Lexington Realty Trust	130,600	1,525,408
LTC Properties, Inc.	46,400	1,811,920
Parkway Properties, Inc.	71,300	1,194,988
Pennsylvania Real Estate Investment Trust	107,300	2,025,824
Potlatch Corp.	142,400	5,758,656
PS Business Parks, Inc.	16,800	1,212,456
RAIT Financial Trust	456,600	3,433,632
Redwood Trust, Inc.	366,800	6,235,600
Strategic Hotels & Resorts, Inc. (a)	33,300	295,038
Sunstone Hotel Investors, Inc. (a)	203,000	2,452,240
Taubman Centers, Inc.	6,300	473,445
Washington Real Estate Investment Trust	26,800	721,188

		80,341,966

Real Estate Management & Development—0.3%
Alexander & Baldwin, Inc. (a)	12,239	486,500
Forestar Group, Inc. (a)	72,300	1,450,338

		1,936,838

Road & Rail—1.1%
Amerco, Inc.	2,100	339,990
Arkansas Best Corp.	51,739	1,187,410
Celadon Group, Inc.	24,000	438,000
Heartland Express, Inc.	19,500	270,465
Saia, Inc. (a)	175,296	5,253,621

		7,489,486

Semiconductors & Semiconductor Equipment—2.8%
Advanced Energy Industries, Inc. (a)	311,500	5,423,215
Amkor Technology, Inc. (a)	95,300	401,213
Brooks Automation, Inc.	46,700	454,391
DSP Group, Inc. (a)	124,699	1,036,249
Entropic Communications, Inc. (a)	38,200	163,114
First Solar, Inc. (a)	48,400	2,164,932
GSI Technology, Inc. (a)	32,300	204,136
GT Advanced Technologies, Inc. (a)	26,200	108,730
Integrated Device Technology, Inc. (a)	35,700	283,458
Intermolecular, Inc. (a)	10,300	74,881
IXYS Corp.	29,700	328,482
LTX-Credence Corp. (a)	299,139	1,791,843
Pericom Semiconductor Corp. (a)	38,700	275,544
Photronics, Inc. (a)	144,400	1,163,864
Rudolph Technologies, Inc. (a)	39,200	439,040
Spansion, Inc. - Class A (a)	360,900	4,518,468
STR Holdings, Inc. (a)	92,991	211,089
Supertex, Inc.	21,795	521,118

		19,563,767

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—1.1%
Aspen Technology, Inc. (a)	79,000	$2,274,410
Cyan, Inc. (a)	60,500	632,225
Fair Isaac Corp.	30,200	1,384,066
Gigamon, Inc. (a)	22,400	617,344
Infoblox, Inc. (a)	13,200	386,232
Rosetta Stone, Inc. (a)	23,100	340,494
Tableau Software, Inc. - Class A (a)	23,900	1,324,538
Telenav, Inc. (a)	89,800	469,654

		7,428,963

Specialty Retail—1.9%
Brown Shoe Co., Inc.	84,200	1,812,826
Children’s Place Retail Stores, Inc. (The) (a)	12,500	685,000
Conn’s, Inc. (a)	11,000	569,360
hhgregg, Inc. (a)	39,500	630,815
New York & Co., Inc. (a)	75,300	478,155
Office Depot, Inc. (a)	803,000	3,107,610
OfficeMax, Inc.	393,600	4,026,528
Stein Mart, Inc.	74,856	1,021,784
Wet Seal, Inc. (The) - Class A (a)	203,500	958,485

		13,290,563

Textiles, Apparel & Luxury Goods—1.2%
Cherokee, Inc.	52,800	674,784
Iconix Brand Group, Inc. (a)	122,700	3,608,607
Jones Group, Inc. (The)	107,700	1,480,875
Perry Ellis International, Inc.	38,233	776,512
Unifi, Inc. (a)	75,681	1,564,327

		8,105,105

Thrifts & Mortgage Finance—1.3%
BankFinancial Corp.	8,485	72,123
Beneficial Mutual Bancorp, Inc. (a)	47,100	395,640
Charter Financial Corp.	5,700	57,456
ESB Financial Corp.	11,500	139,495
Fox Chase Bancorp, Inc.	2,000	34,000
Kearny Financial Corp. (a)	4,000	41,960
OceanFirst Financial Corp.	27,000	419,850
Ocwen Financial Corp. (a)	160,500	6,615,810
PennyMac Financial Services, Inc. - Class A (a)	11,200	238,224
Rockville Financial, Inc.	46,400	606,912
Westfield Financial, Inc.	9,800	68,600
WSFS Financial Corp.	12,265	642,563

		9,332,633

Tobacco—1.1%
Alliance One International, Inc. (a)	99,900	379,620
Universal Corp.	122,467	7,084,716

		7,464,336

Trading Companies & Distributors—1.0%
Aircastle, Ltd.	77,000	1,231,230
Applied Industrial Technologies, Inc.	115,898	5,601,350

		6,832,580

Water Utilities—0.1%
California Water Service Group	30,200	$589,202
Consolidated Water Co., Ltd.	27,000	308,610

		897,812

Wireless Telecommunication Services—0.1%
Leap Wireless International, Inc. (a)	82,200	553,206
USA Mobility, Inc.	8,700	118,059

		671,265

Total Common Stocks (Cost $632,296,187)		667,530,930

U.S. Treasury & Government Agencies—0.2%

U.S. Treasury—0.2%
U.S. Treasury Notes 0.250%, 11/30/13 (b) (Cost $1,010,893)	1,010,000	1,010,592

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $7,700,006 on 07/01/13, collateralized by $8,005,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $7,854,906.	7,700,000	7,700,000

Total Short-Term Investment (Cost $7,700,000)		7,700,000

Total Investments—97.5% (Cost $641,007,080) (c)		676,241,522
Other assets and liabilities (net)—2.5%		17,636,919

Net Assets—100.0%		$693,878,441

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $895,524.
(c)	As of June 30, 2013, the aggregate cost of investments was $641,007,080. The aggregate unrealized appreciation and depreciation of investments were $56,074,735 and $(20,840,293), respectively, resulting in net unrealized appreciation of $35,234,442.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	09/20/13	243	USD	23,602,676	$82,534

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$667,530,930	$—	$—	$667,530,930
Total U.S. Treasury & Government Agencies*	—	1,010,592	—	1,010,592
Total Short-Term Investment*	—	7,700,000	—	7,700,000
Total Investments	$667,530,930	$8,710,592	$—	$676,241,522

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$82,534	$—	$—	$82,534

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$676,241,522
Cash	70,901
Receivable for:
Investments sold	35,424,082
Fund shares sold	169,990
Dividends	1,770,290
Interest	220
Other assets	370

Total Assets	713,677,375
Liabilities
Payables for:
Investments purchased	19,248,472
Fund shares redeemed	41,456
Net variation margin on futures contracts	3,446
Accrued expenses:
Management fees	392,035
Distribution and service fees	5,688
Deferred trustees’ fees	41,001
Other expenses	66,836

Total Liabilities	19,798,934

Net Assets	$693,878,441

Net assets consist of:
Paid in surplus	$595,016,687
Undistributed net investment income	3,357,453
Accumulated net realized gain	60,187,329
Unrealized appreciation on investments, futures contracts and foreign currency transactions	35,316,972

Net Assets	$693,878,441

Net Assets
Class A	$666,341,868
Class B	27,536,573
Capital Shares Outstanding*
Class A	39,332,759
Class B	1,634,827
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.94
Class B	16.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $641,007,080.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$5,295,359
Interest	1,267
Securities lending income	115,410

Total investment income	5,412,036
Expenses
Management fees	2,079,121
Administration fees	6,774
Custodian and accounting fees	23,374
Distribution and service fees—Class B	33,666
Audit and tax services	19,511
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	9,590
Insurance	1,204
Miscellaneous	3,625

Total expenses	2,199,988
Less management fee waiver	(140,610)

Net expenses	2,059,378

Net Investment Income	3,352,658

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	66,901,756
Futures contracts	953,338

Net realized gain	67,855,094

Net change in unrealized appreciation (depreciation) on:
Investments	(8,916,260)
Futures contracts	82,534
Foreign currency transactions	(4)

Net change in unrealized depreciation	(8,833,730)

Net realized and unrealized gain	59,021,364

Net Increase in Net Assets From Operations	$62,374,022

(a)	Net of foreign withholding taxes of $5,517.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,352,658	$5,303,809
Net realized gain	67,855,094	8,305,379
Net change in unrealized appreciation (depreciation)	(8,833,730)	39,248,938

Increase in net assets from operations	62,374,022	52,858,126

From Distributions to Shareholders
Net investment income
Class A	(4,693,106)	(2,879,129)
Class B	(137,094)	(149,683)

Total distributions	(4,830,200)	(3,028,812)

Increase in net assets from capital share transactions	233,583,075	28,365,767

Total Increase in Net Assets	291,126,897	78,195,081

Net Assets
Beginning of period	402,751,544	324,556,463

End of period	$693,878,441	$402,751,544

Undistributed net investment income
End of period	$3,357,453	$4,834,995

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	16,383,181	$269,227,295	3,657,297	$52,046,512
Reinvestments	295,536	4,693,106	202,328	2,879,129
Redemptions	(2,379,820)	(39,278,082)	(1,864,981)	(26,939,734)

Net increase	14,298,897	$234,642,319	1,994,644	$27,985,907

Class B
Sales	119,848	$1,976,516	272,559	$3,849,589
Reinvestments	8,677	137,094	10,571	149,683
Redemptions	(193,044)	(3,172,854)	(253,456)	(3,619,412)

Net increase (decrease)	(64,519)	$(1,059,244)	29,674	$379,860

Increase derived from capital shares transactions		$233,583,075		$28,365,767

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.07		$13.14	$14.85	$12.52	$9.80	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.21	0.15	0.18	0.11	0.14
Net realized and unrealized gain (loss) on investments	1.89		1.84	(1.62)	2.26	2.70	(3.44)

Total from investment operations	1.99		2.05	(1.47)	2.44	2.81	(3.30)

Less Distributions
Distributions from net investment income	(0.12)		(0.12)	(0.24)	(0.11)	(0.09)	(0.10)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.37)

Total distributions	(0.12)		(0.12)	(0.24)	(0.11)	(0.09)	(0.47)

Net Asset Value, End of Period	$16.94		$15.07	$13.14	$14.85	$12.52	$9.80

Total Return (%) (b)	13.26	(c)	15.66	(10.12)	19.53	29.09	(25.22)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.84	0.85	0.87	0.89	0.86
Net ratio of expenses to average net assets (%) (e)	0.76	(d)	0.84	0.85	0.87	0.89	0.86
Ratio of net investment income to average net assets (%)	1.27	(d)	1.44	1.08	1.39	1.07	1.17
Portfolio turnover rate (%)	99	(c)	38	47	41	60	74
Net assets, end of period (in millions)	$666.3		$377.3	$302.8	$258.5	$209.4	$174.5

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(f)
Net Asset Value, Beginning of Period	$14.97		$13.06	$14.78	$12.48	$9.79	$13.02

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.17	0.12	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	1.87		1.83	(1.62)	2.24	2.69	(3.34)

Total from investment operations	1.95		2.00	(1.50)	2.40	2.78	(3.23)

Less Distributions
Distributions from net investment income	(0.08)		(0.09)	(0.22)	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.08)		(0.09)	(0.22)	(0.10)	(0.09)	0.00

Net Asset Value, End of Period	$16.84		$14.97	$13.06	$14.78	$12.48	$9.79

Total Return (%) (b)	13.09	(c)	15.36	(10.36)	19.25	28.77	(24.81	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	(d)	1.09	1.10	1.12	1.14	1.16	(d)
Net ratio of expenses to average net assets (%) (e)	1.01	(d)	1.09	1.10	1.12	1.14	1.16	(d)
Ratio of net investment income to average net assets (%)	0.94	(d)	1.18	0.85	1.21	0.79	1.50	(d)
Portfolio turnover rate (%)	99	(c)	38	47	41	60	74
Net assets, end of period (in millions)	$27.5		$25.4	$21.8	$16.3	$7.3	$0.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Commencement of operations was April 28, 2008.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio) (the “Portfolio”), which is diversified. On April 29, 2013, JPMorgan Investment Management Inc. succeeded Dreman Value Management, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the Dreman Small Cap Value Portfolio to the JPMorgan Small Cap Value Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFICs), and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $7,700,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$82,534

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$953,338

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$82,534

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures contracts long	$18,200

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$748,632,366	$0	$523,427,809

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $23,930,524 in purchases of investments and $12,303,860 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with J.P. Morgan Investment Management, Inc. (“the Subadviser”) , effective April 29, 2013, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to April 29, 2013, the Adviser had a subadvisory agreement with Dreman Value Management, LLC for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,079,121	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

MIST-19

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $50 million
0.100%	$50 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

Prior to April 29, 2013 the Adviser had agreed, for the period January 1, 2013 to April 28, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $100 million
0.025%	$300 million to $400 million
0.100%	$400 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$3,028,812	$4,578,532	$—	$—	$3,028,812	$4,578,532

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,061,655	$—	$41,503,139	$(5,211,213)	$41,353,581

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $5,211,213.

MIST-21

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Board of Trustees’ Consideration of Sub-Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on March 5-6, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended, approved a new subadvisory agreement (the “New Subadvisory Agreement”) between MetLife Advisers, LLC (“MetLife Advisers”) and J.P. Morgan Investment Management Inc. (“JPMIM”) for the JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio) (the “Portfolio”). Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on April 29, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and JPMIM relating to the Portfolio and JPMIM, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by JPMIM under the New Subadvisory Agreement.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with JPMIM with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by JPMIM; (2) the performance of the Portfolio and another fund subadvised by JPMIM (the “JPMIM Portfolio”), which is managed in substantially the same manner as the Portfolio would be managed, as compared to a peer group and an appropriate index; (3) JPMIM’s personnel and operations; (4) the financial condition of JPMIM; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of JPMIM under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to JPMIM and its affiliates (i.e., ancillary benefits that may be realized by JPMIM or its affiliates from JPMIM’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by JPMIM to the Portfolio, the Board considered information provided to the Board by JPMIM, including JPMIM’s Form ADV. The Board considered JPMIM’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed JPMIM’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of JPMIM’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, JPMIM’s compliance program and its disciplinary history. The Board noted JPMIM’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with JPMIM and present reports to the Independent Trustees regarding the same. The compliance reviews would include an evaluation of the regulatory compliance system of JPMIM and procedures reasonably designed by JPMIM to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of JPMIM.

The Board considered JPMIM’s investment process and philosophy. The Board took into account that JPMIM’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed JPMIM’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by JPMIM were satisfactory and that there was a reasonable basis on which to conclude that JPMIM would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered information comparing the performance of the Portfolio with the JPMIM Portfolio. The Board noted that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one- and three-year periods ending December 31, 2012, and outperformed its benchmark for the five-year period ending December 31, 2012. The Board also considered the performance of the JPMIM Portfolio. Among other data relating

MIST-22

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio (formerly, Dreman Small Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

specifically to the JPMIM Portfolio, the Board noted that the JPMIM Portfolio had outperformed the Portfolio for the one-, three- and five-year periods ended December 31, 2012. The Board also noted that the JPMIM Portfolio had outperformed its benchmark, the Russell 2000 Value Index, for the one-, three- and five-year periods ended December 31, 2012. The Trustees took into account that the portfolio managers who managed the JPMIM Portfolio were expected to manage the Portfolio. In addition, the Trustees took into consideration the differences in principal investment strategies between the Portfolio and the JPMIM Portfolio. Based on its review, the Board concluded that the replacement of Dreman Value Management (“Dreman”) by JPMIM was appropriate given the comparative performance records of the Portfolio and JPMIM Portfolio.

Fees and expenses. The Board considered the subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the rate of compensation in the New Subadvisory Agreement’s fee schedule is lower at current asset levels than the rate of compensation MetLife Advisers pays to Dreman for managing the Portfolio under the previous subadvisory agreement (the “Previous Subadvisory Agreement”). The Board also noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee and that MetLife Advisers would contractually waive a portion of the management fees to reflect lower subadvisory fees paid to JPMIM. It was further noted that MetLife Advisers negotiated such fees at arm’s length.

Profitability. In considering the anticipated profitability to JPMIM and its affiliates of their relationships with the Portfolio, the Board took into account that the rate of compensation provided in the New Subadvisory Agreement’s fee schedule at current asset levels is lower than the rate of compensation in the Previous Subadvisory Agreement’s fee schedule. The Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the Management Agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the Portfolio’s management fee and proposed subadvisory fee each contained breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. The Board considered other benefits that may be realized by JPMIM and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to JPMIM and its affiliates by virtue of JPMIM’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of JPMIM to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser and concluded that the potential benefits from changing subadvisers outweighed those costs. The Board also took into consideration that MetLife Advisers had agreed to waive a portion of its management fee beginning on April 29, 2013 through April 30, 2014.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and JPMIM’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and JPMIM in connection with the services to be provided to the Trust and the various relationships and affiliations of JPMIM. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

MIST-23

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 3.35% and 3.20%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index2 (WGBI), returned 8.43% and -5.66%, respectively. A blend of the MSCI World Index1 (60%) and the Citi WGBI2 (40%) returned 2.64%.

MARKET ENVIRONMENT / CONDITIONS

Global equities tended to lag the U.S. in the first quarter. The MSCI All Country World Index posted a gain of only 6.6% in U.S.-Dollar terms, while emerging markets (“EM”), as measured by the MSCI Emerging Markets Index, generated a small loss. U.S. economic statistics, while hardly dynamic, were generally stronger than throughout much of the developed world. As we entered the second quarter of 2013, global developed markets outperformed U.S. markets, which was a reversal of the trend we saw in the first quarter. However, as the second quarter developed, the trend unwound with U.S. markets holding up better than those outside the U.S. Performance was poor almost everywhere as interest rates backed up, market flows were unfavorable, commodities traded lower and currency volatility was exceptional. Emerging markets continued to underperform as the strong U.S. dollar against some EM currencies weighed on returns in addition to soft local market performance. A number of international and emerging market economies have been facing the combination of slowing economic growth and more recently in some cases civil unrest and protest. While this has led to increased volatility and more challenging equity market performance in these countries, it has also started to improve valuations.

The first six months of 2013 saw a shift in many fixed income investors’ appetite for risk. The fixed income markets oscillated from periods where government bond yields declined, which in turn helped bond returns, to the most recent period of rising yields across the globe. As a result, government bond market returns were mixed towards the end of the period. There was a strong reaction to the Federal Reserve’s announcement of the proposed start to taper quantitative easing as early as September. With inflation expectations low and growth prospects moderately improving, we think it will be important to see how the market digests the latest global liquidity shock. While the eurozone dominated news at the beginning of the year, many eyes are on China and the U.S. to be the main engines of global growth. It is unclear what effects the engineered slowdown in China will have on the real economy, but the new government is willing to risk lower growth.

U.S. Investment Grade (“IG”) bonds outperformed treasuries on a duration-matched basis during the first quarter of 2013 but underperformed treasuries on a duration-matched basis during the second half of the period. After posting solid returns throughout April and May, spreads widened in excess of 0.2% in the final month of the quarter on elevated volatility across all risk markets. Flows had previously provided a tailwind to corporate spreads, but recent events have led to a sizable outflow from the asset class. We are utilizing this period of volatility as a buying opportunity, as it is unusual for credit spreads to widen materially while treasury yields are rising, the economy seems resilient, and the credit quality of corporates currently remains healthy.

Similarly to U.S. IG, European IG outperformed governments on an excess return basis during the first quarter of the year and managed to outperform governments on an excess return basis during the second quarter. However, European IG underperformed materially during the last month of the period. Spreads widened over the course of the month on the back of the unwinding of the carry trade stemming from the Fed’s tapering comments. Despite recessionary conditions across Europe as austerity takes hold, corporate balance sheets are currently in relatively decent shape. Markets have dialed back their estimate of future Fed balance sheet expansion, so asset prices have fallen. They have fallen most in markets where volatility-sensitive levered long positions were largest and most crowded. EM positions were the main underperformers, but presently are arguably among the best values.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30th, the equity component of the Portfolio underperformed its benchmark, the MSCI World Index, due primarily to stock selection in the Industrial and Health Care sectors. For the six months ended June 30th, Antofogasta (United Kingdom), Fanuc (Japan) and Standard Chartered (United Kingdom) were the largest individual detractors from performance in the period. Shares of mining company Antofagasta fell, after the company warned that copper and gold output would decline due to increasing production costs. Robotics company Fanuc was down earlier in the year, and we have since sold the name. The company issued a disappointing outlook, given its exposure to sales of machinery used to produce iPhone’s aluminum housing. Standard Chartered, an international banking group, issued a disappointing update that confirmed what the market already discerned, namely that March was slower than the first two months of the year. The Chief Financial Officer spoke to a re-acceleration of volumes (lending, trade finance and trading) in April, but margins remain under pressure.

On the upside, the Portfolio’s largest contributors to return were American Express, priceline.com and Roche Group (Switzerland). American Express, a global payment and travel company, reported a solid second quarter despite ongoing noise from legacy asset outflows. Priceline.com, an online travel database, has continued to show strength in international hotel bookings coupled with the potential for synergies from the recent Kayak acquisition. Shares of pharmaceutical company Roche were also a strong performer as investors anticipate a strong increase in gross margins over the next year. Roche’s drug portfolio, particularly its breast cancer franchise, demonstrated strong competitive advantages during this time.

In light of improving market conditions and company-specific issues, we made some changes to the equity sleeve of the Portfolio over the

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

course of the first quarter. The most notable adjustments made were reductions in the Telecommunication Services sector, and an increase in the Financials exposures. We sold out of our positions in CenturyLink and AT&T while adding a new financial name Aberdeen Asset Management (Scotland) to the Portfolio. The company is a well-positioned global money manager with a strong presence in EM.

In the second quarter, we made several changes to the positioning of the equity component of the Portfolio. We sold Caterpillar to fund Deere as we found the valuation compelling and had higher conviction in the latter’s end markets. We eliminated Companhia Hering (Brazil) to start a new position in NewMarket. NewMarket is a specialty chemical company serving energy and industrial customers, with a low capital intensity business model, overseas expansion strategy, and in our view, a value-creating management team. We sold out of Hang Lung (China) to reduce a name. Although the company is a good real estate operator, the higher capital intensity of the business model (without enough other offsetting characteristics) has been a factor the team has wrestled with versus our philosophy. We also started a position in Signet Jewelers (United Kingdom) where we see a strong operator in an attractive segment of retail. We see continued margin opportunity and attractive upside to our base-case scenario.

For the fixed income sleeve, security selection and sector allocation, along with currency allocation, were the main drivers of outperformance for the six-month period. The fixed income Portfolio’s allocation to the Corporate sector drove outperformance due to selections within the U.S. and European Corporate sector. Best-performing industries on an excess return basis were Building Materials, Packaging, and Supermarkets. Selections within Manufacturing (i.e. Arvinmeritor Inc and Lucent Tech, both in U.S. Dollars “USD”) and Services (such as Albertsons Inc in USD and Omnicare Inc and Dex Media Inc in USD) positively contributed to the Portfolio’s performance. On a quality basis, higher rated credit outperformed toward the end of the period, positively impacting the portfolio.

Currency and hedging allocations were another driver of outperformance. While our overweight to selected emerging markets such as the Brazilian Real, Singapore Dollar and South Korean Won dragged on returns, our substantial underweight in Japanese Yen helped boost relative returns for the period. Our corresponding underweights to the Australian Dollar, British Pound, Canadian Dollar and Euro added to excess return.

Country allocation detracted from return during the period mainly due to our preference for U.S. local markets and underweight in European local markets, which are gradually recovering. Our underweight to Japanese local markets also acted as a drag on relative performance. Duration and yield curve positioning also hurt performance. Long positioning along the U.S. dollar curve was the main detractor.

We have largely held positions in the fixed income sleeve constant at the end of the quarter due to numerous headwinds. Corporate fundamentals remain good but generally past their peak. Liquidity and quest for yield still provide support for the sector. Where permitted, we are now generally better buyers of risk, spread product, high yield, and EM currency. However, given that dealer liquidity is poor, Portfolio additions are likely to be modest.

Dan Fuss

Warren Koontz

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[3]
Loomis Sayles Global Markets Portfolio
Class A	3.35	11.91	6.49	7.57
Class B	3.20	11.55	6.23	7.29
MSCI World Index	8.43	18.58	2.70	2.79
Citigroup World Government Bond Index	-5.66	-4.50	3.04	4.89

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

3 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Citigroup, Inc.	2.3
Google, Inc. - Class A	2.1
Roche Holding AG	2.1
Sanofi	2.0
Diageo plc	1.9
Noble Energy, Inc.	1.8
American Express Co.	1.7
priceline.com, Inc.	1.6
CVS Caremark Corp.	1.6
Adidas AG	1.6

Top Equity Sectors

% of Market Value of Total Long-Term Investments
Financials	13.6
Consumer Discretionary	9.8
Health Care	9.0
Information Technology	8.8
Consumer Staples	8.4

Top Fixed Income Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	19.8
Foreign Government	6.3
Convertible Bonds	2.1
Floating Rate Loans	0.2
Municipals	0.2

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.77%	$1,000.00	$1,033.50	$3.88
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B	Actual	1.02%	$1,000.00	$1,032.00	$5.14
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—67.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Precision Castparts Corp. (a)	29,609	$6,691,930
TransDigm Group, Inc.	42,535	6,668,212

		13,360,142

Beverages—4.3%
Anheuser-Busch InBev NV	83,195	7,380,659
Asahi Group Holdings, Ltd. (a)	192,100	4,776,644
Diageo plc	344,638	9,885,333

		22,042,636

Biotechnology—0.5%
Gilead Sciences, Inc. (a) (b)	47,153	2,414,705

Capital Markets—0.8%
Aberdeen Asset Management plc	732,955	4,243,022

Chemicals—3.9%
NewMarket Corp. (a)	9,851	2,586,479
Potash Corp. of Saskatchewan, Inc.	132,191	5,040,443
Praxair, Inc.	67,962	7,826,504
Valspar Corp. (The) (a)	74,314	4,805,886

		20,259,312

Commercial Banks—5.6%
Bangkok Bank PCL	400,000	2,608,572
Barclays plc	1,199,075	5,140,132
HSBC Holdings plc	567,803	5,884,189
M&T Bank Corp. (a)	37,719	4,215,098
PNC Financial Services Group, Inc. (The)	53,426	3,895,824
Standard Chartered plc	326,447	7,047,929

		28,791,744

Communications Equipment—1.3%
QUALCOMM, Inc.	106,660	6,514,793

Computers & Peripherals—1.6%
Apple, Inc.	20,467	8,106,569

Construction Materials—0.5%
Siam Cement PCL	183,000	2,609,029

Consumer Finance—1.7%
American Express Co.	117,324	8,771,142

Diversified Financial Services—2.3%
Citigroup, Inc.	247,380	11,866,819

Energy Equipment & Services—2.9%
Core Laboratories NV	21,071	3,195,628
National Oilwell Varco, Inc.	65,920	4,541,888
Schlumberger, Ltd.	101,214	7,252,995

		14,990,511

Food & Staples Retailing—1.6%
CVS Caremark Corp.	144,567	8,266,341

Gas Utilities—1.2%
National Fuel Gas Co. (a)	103,224	$5,981,831

Health Care Providers & Services—0.9%
UnitedHealth Group, Inc. (a)	70,315	4,604,226

Hotels, Restaurants & Leisure—1.4%
Wyndham Worldwide Corp. (a)	125,178	7,163,937

Industrial Conglomerates—0.9%
Siemens AG	47,204	4,769,617

Insurance—1.5%
ACE, Ltd. (a)	87,253	7,807,398

Internet & Catalog Retail—1.6%
priceline.com, Inc. (b)	10,090	8,345,742

Internet Software & Services—2.7%
Google, Inc. - Class A (b)	12,283	10,813,585
Mail.ru Group, Ltd. (GDR) (144A)	110,064	3,170,797

		13,984,382

Machinery—2.2%
Atlas Copco AB - A Shares (a)	239,567	5,753,490
Deere & Co. (a)	69,537	5,649,881

		11,403,371

Multiline Retail—0.6%
S.A.C.I. Falabella	296,852	3,213,632

Oil, Gas & Consumable Fuels—4.0%
Cabot Oil & Gas Corp.	69,740	4,952,935
EOG Resources, Inc.	49,625	6,534,620
Noble Energy, Inc.	154,548	9,279,062

		20,766,617

Personal Products—1.2%
Hengan International Group Co., Ltd.	587,500	6,349,960

Pharmaceuticals—7.3%
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	3,157,568	6,235,962
Hikma Pharmaceuticals plc	180,636	2,606,425
Roche Holding AG	43,416	10,757,806
Sanofi	98,296	10,130,097
Shire plc	245,595	7,791,008

		37,521,298

Real Estate Management & Development—0.9%
Jones Lang LaSalle, Inc.	53,126	4,841,904

Road & Rail—1.2%
Genesee & Wyoming, Inc. - Class A (b)	72,208	6,126,127

Semiconductors & Semiconductor Equipment—1.4%
Texas Instruments, Inc. (a)	201,757	7,035,267

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—1.2%
Microsoft Corp.	171,153	$5,909,913

Specialty Retail—3.0%
AutoZone, Inc. (a) (b)	11,539	4,888,959
Lowe’s Cos., Inc.	177,205	7,247,685
Signet Jewelers, Ltd.	52,596	3,546,548

		15,683,192

Textiles, Apparel & Luxury Goods—2.3%
Adidas AG	76,440	8,261,872
Burberry Group plc	162,043	3,342,863

		11,604,735

Tobacco—1.0%
British American Tobacco plc	102,234	5,250,063

Trading Companies & Distributors—0.6%
Mills Estruturas e Servicos de Engenharia S.A.	239,600	3,243,918

Wireless Telecommunication Services—0.9%
China Mobile, Ltd.	456,500	4,756,089

Total Common Stocks (Cost $309,977,946)		348,599,984

Corporate Bonds & Notes—19.0%

Advertising—0.1%
Visant Corp. 10.000%, 10/01/17 (a)	100,000	92,250
WPP 2008, Ltd. 6.000%, 04/04/17 (GBP)	160,000	274,954

		367,204

Agriculture—0.0%
BAT International Finance plc 3.250%, 06/07/22 (144A)	150,000	146,825

Airlines—0.6%
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	1,301,647	1,422,049
8.954%, 08/10/14	1,214,711	1,226,858
United Continental Holdings, Inc. 6.375%, 06/01/18	305,000	299,662
US Airways Pass-Through Trust 5.900%,10/01/24	79,856	83,849
8.000%,10/01/19	39,971	43,369

		3,075,787

Auto Manufacturers—0.4%
Ford Motor Co. 6.625%,10/01/28	1,675,000	1,826,174

Auto Manufacturers—(Continued)
Kia Motors Corp. 3.625%, 06/14/16 (144A)	300,000	$311,050

		2,137,224

Auto Parts & Equipment—0.4%
Gajah Tunggal Tbk PT 7.750%, 02/06/18 (144A) (a)	300,000	297,750
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,214,185
8.250%, 08/15/20	300,000	328,500

		1,840,435

Banks—2.5%
Akbank TAS 3.875%, 10/24/17 (144A) (a)	150,000	144,937
Banco de Credito e Inversiones 3.000%, 09/13/17 (144A)	600,000	588,082
Banco do Brasil S.A. 3.875%, 10/10/22	300,000	262,890
Banco Latinoamericano de Comercio Exterior S.A. 3.750%, 04/04/17 (144A)	150,000	151,875
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	400,000	406,000
Banco Santander Chile 6.500%, 09/22/20 (144A) (CLP)	400,000,000	775,514
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	140,625
Banco Votorantim S.A. 6.250%, 05/16/16 (144A) (BRL)	450,000	220,120
Bank of America Corp. 4.750%, 05/06/19 (EUR) (d)	285,000	367,260
Barclays Bank plc 3.680%, 08/20/15 (KRW)	220,000,000	200,867
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	300,000	324,000
Canara Bank 6.365%, 11/28/21 (d)	200,000	192,396
Citigroup, Inc. 6.250%, 06/29/17 (NZD)	300,000	242,530
Eksportfinans ASA 2.000%, 09/15/15	90,000	86,400
Export-Import Bank of Korea
3.000%, 05/22/18 (144A) (NOK)	1,700,000	269,063
4.000%, 11/26/15 (144A) (PHP)	8,000,000	191,179
Goldman Sachs Group, Inc. (The)
3.375%, 02/01/18 (CAD)	300,000	281,501
6.750%, 10/01/37	945,000	968,024
6.875%, 01/18/38 (GBP)	100,000	166,354
Hana Bank
4.000%, 11/03/16 (144A)	200,000	210,239
ICICI Bank, Ltd.
6.375%, 04/30/22 (144A) (d)	300,000	286,500

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Industrial Bank of Korea
2.375%, 07/17/17 (144A)	300,000	$291,326
Itau Unibanco Holding S.A.
6.200%, 12/21/21 (144A) (a)	300,000	303,750
Macquarie Bank, Ltd.
5.000%, 02/22/17 (144A)	550,000	589,319
6.625%, 04/07/21 (144A)	500,000	529,055
Morgan Stanley
5.375%, 11/14/13 (GBP)	240,000	369,956
5.750%, 01/25/21	640,000	694,689
7.250%, 05/26/15 (AUD)	300,000	288,262
7.625%, 03/03/16 (AUD)	500,000	487,102
PKO Finance AB
4.630%, 09/26/22 (144A)	450,000	437,220
Standard Chartered Bank
5.875%, 09/26/17 (EUR)	250,000	366,340
State Bank of India
4.125%, 08/01/17 (144A)	300,000	297,244
Turkiye Garanti Bankasi A/S
4.000%, 09/13/17 (144A) (a)	300,000	292,500
Turkiye Is Bankasi
3.875%, 11/07/17 (144A) (a)	400,000	390,000
VTB Bank OJSC Via VTB Capital S.A.
6.000%, 04/12/17 (144A)	200,000	208,000
Wells Fargo & Co.
4.625%, 11/02/35 (GBP)	100,000	150,203
4.875%, 11/29/35 (GBP)	100,000	145,769
Woori Bank Co., Ltd.
5.875%, 04/13/21 (144A)	200,000	213,291
Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A.
5.188%, 10/13/15 (144A)	300,000	306,000

		12,836,382

Chemicals—1.0%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	195,000
Hercules, Inc. 6.500%, 06/30/29	10,000	8,700
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	87,655
INEOS Group Holdings S.A. 6.125%, 08/15/18 (144A)	200,000	191,000
Momentive Specialty Chemicals, Inc. 7.875%, 02/15/23 (c)	899,000	647,280
8.375%, 04/15/16 (c)	2,943,000	2,530,980
9.200%, 03/15/21 (c)	1,910,000	1,566,200

		5,226,815

Coal—0.1%
Adaro Indonesia PT 7.625%, 10/22/19 (144A) (a)	400,000	420,000

Commercial Services—0.0%
RR Donnelley & Sons Co.
8.250%, 03/15/19 (a)	165,000	173,250

Construction Materials—0.1%
Masco Corp.
6.500%, 08/15/32	30,000	$29,850
7.750%, 08/01/29	200,000	220,788

		250,638

Diversified Financial Services—0.9%
Banco BTG Pactual S.A.
5.750%, 09/28/22 (144A) (a)	300,000	259,500
General Electric Capital Corp.
7.625%, 12/10/14 (NZD)	850,000	692,127
Hyundai Capital Services, Inc.
3.500%, 09/13/17 (144A)	400,000	407,298
Jefferies Group LLC
5.125%, 01/20/23 (a)	50,000	49,615
6.250%, 01/15/36	175,000	168,875
6.450%, 06/08/27	50,000	49,250
6.875%, 04/15/21	480,000	527,900
Ladder Capital Finance Holdings LLP / Ladder Capital Finance Corp.
7.375%, 10/01/17 (144A)	90,000	91,800
SLM Corp.
5.500%, 01/25/23 (a)	555,000	528,473
5.625%, 08/01/33	975,000	809,250
Springleaf Finance Corp.
5.400%, 12/01/15 (a)	390,000	389,025
5.750%, 09/15/16	600,000	586,500
6.900%, 12/15/17	230,000	225,688

		4,785,301

Electric—0.8%
CEZ A/S
4.250%, 04/03/22 (144A)	400,000	396,920
Dubai Electricity & Water Authority
6.375%, 10/21/16 (144A)	200,000	218,500
8.500%, 04/22/15 (144A)	300,000	325,500
E.CL S.A.
5.625%, 01/15/21 (144A)	250,000	259,572
Emgesa S.A. E.S.P
8.750%, 01/25/21 (144A) (COP)	1,210,000,000	692,622
Empresas Publicas de Medellin E.S.P.
8.375%, 02/01/21 (144A) (COP)	1,610,000,000	896,453
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
11.250%, 12/01/18 (144A) (e)	1,569,695	1,326,392
Majapahit Holding B.V.
7.750%, 01/20/20 (144A)	200,000	219,000

		4,334,959

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty., Ltd.
5.125%, 02/22/21 (144A)	140,000	146,716

Food—0.5%
BRF S.A.
3.950%, 05/22/23 (144A) (a)	800,000	704,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
BRF S.A.
5.875%, 06/06/22 (144A) (a)	200,000	$205,260
7.750%, 05/22/18 (144A) (BRL)	480,000	186,076
Cosan Luxembourg S.A.
5.000%, 03/14/23 (144A) (a)	200,000	190,000
SUPERVALU, Inc.
6.750%, 06/01/21 (144A)	1,415,000	1,315,950

		2,601,286

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A.
4.750%, 01/11/22	400,000	397,279
Fibria Overseas Finance, Ltd.
6.750%, 03/03/21 (144A)	150,000	160,725
Inversiones CMPC S.A.
4.375%, 05/15/23 (144A) (a)	400,000	382,850
Neenah Paper, Inc.
5.250%, 05/15/21 (144A)	210,000	204,750

		1,145,604

Gas—0.0%
China Resources Gas Group, Ltd.
4.500%, 04/05/22 (144A)	200,000	196,043

Healthcare-Services—2.5%
HCA, Inc.
7.050%, 12/01/27	80,000	78,400
7.500%, 11/06/33	5,060,000	5,211,800
7.580%, 09/15/25	375,000	397,500
7.690%, 06/15/25	755,000	815,400
7.750%, 07/15/36	1,420,000	1,427,100
Tenet Healthcare Corp.
6.875%, 11/15/31	910,000	782,600
9.250%, 02/01/15 (a)	3,900,000	4,226,625

		12,939,425

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd.
3.500%, 01/13/17 (144A)	200,000	206,079
Noble Group, Ltd.
6.750%, 01/29/20 (144A)	300,000	304,500

		510,579

Home Builders—0.2%
K. Hovnanian Enterprises, Inc.
5.000%, 11/01/21	700,000	630,000
7.500%, 05/15/16	15,000	15,525
KB Home
6.250%, 06/15/15 (a)	400,000	425,000

		1,070,525

Home Furnishings—0.1%
Arcelik A/S
5.000%, 04/03/23 (144A)	300,000	268,500

Household Products/Wares—0.9%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.750%, 10/15/20	900,000	$906,750
7.875%, 08/15/19	1,200,000	1,308,000
8.250%, 02/15/21	1,150,000	1,138,500
9.875%, 08/15/19	1,400,000	1,498,000

		4,851,250

Insurance—0.2%
Forethought Financial Group, Inc.
8.625%, 04/15/21 (144A)	820,000	945,112

Iron/Steel—0.4%
ArcelorMittal
7.250%, 03/01/41	300,000	280,500
CSN Resources S.A.
6.500%, 07/21/20 (144A) (a)	100,000	97,375
Gerdau Holdings, Inc.
7.000%, 01/20/20 (144A)	400,000	422,000
Hyundai Steel Co.
4.625%, 04/21/16 (144A)	400,000	423,479
Samarco Mineracao S.A.
4.125%, 11/01/22 (144A)	300,000	268,500
United States Steel Corp.
7.500%, 03/15/22 (a)	290,000	284,200
Vale Overseas, Ltd.
6.875%, 11/21/36	350,000	354,371

		2,130,425

Lodging—0.1%
MGM Resorts International
6.750%, 10/01/20	400,000	414,000

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc.
8.750%, 12/15/19 (144A)	65,000	68,250

Media—0.4%
Cablevision Systems Corp.
8.000%, 04/15/20 (a)	700,000	763,000
Clear Channel Communications, Inc.
9.000%, 12/15/19 (144A)	163,000	158,110
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/20	325,000	336,375
Dex Media, Inc.
14.000%, 01/29/17 (e)	4,983	3,289
Grupo Televisa S.A.B.
7.250%, 05/14/43 (MXN) (a)	6,000,000	392,728
Myriad International Holding B.V.
6.375%, 07/28/17 (144A)	100,000	109,500
Shaw Communications, Inc.
5.650%, 10/01/19 (CAD)	250,000	262,748

		2,025,750

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.2%
Anglo American Capital plc
2.625%, 09/27/17 (144A)	250,000	$243,738
AngloGold Ashanti Holdings plc
5.125%, 08/01/22	285,000	252,009
Hecla Mining Co.
6.875%, 05/01/21 (144A) (a)	320,000	296,800
Vedanta Resources plc
6.000%, 01/31/19 (144A) (a)	300,000	285,000

		1,077,547

Multi-National—0.1%
Central American Bank for Economic Integration
3.875%, 02/09/17 (144A)	550,000	571,583

Oil & Gas—1.5%
Bill Barrett Corp.
7.000%, 10/15/22	1,000,000	1,000,000
Chesapeake Energy Corp.
6.875%, 11/15/20	285,000	309,225
7.250%, 12/15/18 (a)	2,000,000	2,230,000
Gazprom OAO Via Gaz Capital S.A.
4.950%, 05/23/16 (144A) (a)	200,000	207,666
Halcon Resources Corp.
8.875%, 05/15/21	185,000	179,450
NGC Corp. Capital Trust I
8.316%, 06/01/27 (f)	520,000	0
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/21 (144A)	185,000	186,850
Pacific Rubiales Energy Corp.
5.125%, 03/28/23 (144A)	300,000	283,500
Pan American Energy LLC
7.875%, 05/07/21 (144A)	180,000	173,250
Pertamina Persero PT
4.300%, 05/20/23 (144A)	825,000	763,125
Petrobras Global Finance B.V.
3.000%, 01/15/19	400,000	371,554
4.375%, 05/20/23 (a)	555,000	509,125
Petrobras International Finance Co.
6.250%, 12/14/26 (GBP)	200,000	320,683
Reliance Holdings USA, Inc.
5.400%, 02/14/22 (144A)	500,000	507,945
Rosetta Resources, Inc.
5.625%, 05/01/21	245,000	239,181
Thai Oil PCL
3.625%, 01/23/23 (144A)	350,000	319,317

		7,600,871

Oil & Gas Services—0.0%
Korea National Oil Corp.
3.125%, 04/03/17 (144A)	200,000	201,139

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International
6.375%, 10/15/20 (144A)	240,000	237,300

Pipelines—0.1%
Transportadora de Gas del Sur S.A.
7.875%, 05/14/17 (144A)	345,000	$300,978

Real Estate Investment Trusts—0.1%
iStar Financial, Inc.
3.875%, 07/01/16 (a)	20,000	19,200
4.875%, 07/01/18	70,000	65,800
5.875%, 03/15/16	220,000	224,400
6.050%, 04/15/15 (a)	40,000	40,800

		350,200

Retail—1.0%
J.C. Penney Corp., Inc.
7.400%, 04/01/37	5,000	4,063
7.625%, 03/01/97	250,000	185,000
Lotte Shopping Co., Ltd.
3.375%, 05/09/17 (144A)	200,000	200,441
New Albertsons, Inc.
7.450%, 08/01/29 (a)	5,470,000	4,293,950
Parkson Retail Group, Ltd.
4.500%, 05/03/18	200,000	179,000
Toys “R” Us, Inc.
7.375%, 10/15/18	150,000	135,375

		4,997,829

Software—0.4%
First Data Corp. 8.750%, 01/15/22 (144A) (e)	1,217,000	1,250,467
10.625%, 06/15/21 (144A)	675,000	666,563

		1,917,030

Telecommunications—3.0%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	55,000	41,663
Altice Financing S.A. 7.875%, 12/15/19 (144A)	200,000	209,000
America Movil S.A.B. de C.V. 3.500%, 02/08/15 (CNH)	4,000,000	633,379
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/23 (144A)	205,000	186,304
British Telecommunications plc 5.750%, 12/07/28 (GBP)	365,000	621,997
CenturyLink, Inc. 6.875%, 01/15/28	45,000	43,875
7.600%, 09/15/39	475,000	451,250
7.650%, 03/15/42	185,000	175,750
Colombia Telecomunicaciones S.A. E.S.P. 5.375%, 09/27/22 (144A)	250,000	236,250
Eileme 2 AB 11.625%, 01/31/20	200,000	226,000
Indosat Palapa Co. B.V. 7.375%, 07/29/20 (144A) (a)	200,000	214,000
Level 3 Financing, Inc. 7.000%, 06/01/20	380,000	379,050

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A)	225,000	$213,809
Oi S.A. 9.750%, 09/15/16 (144A) (BRL)	300,000	124,364
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,423,325
Softbank Corp. 4.500%, 04/15/20 (144A)	800,000	771,000
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	1,200,000
8.750%, 03/15/32	350,000	385,000
Sprint Nextel Corp. 7.000%, 08/15/20	1,500,000	1,575,000
9.000%, 11/15/18 (144A)	2,500,000	2,925,000
11.500%, 11/15/21	2,000,000	2,660,000
Telecom Italia Capital S.A. 6.000%, 09/30/34	350,000	317,381
Telefonica Emisiones SAU 4.375%, 02/02/16 (EUR)	140,000	192,636

		15,206,033

Transportation—0.1%
Jack Cooper Holdings Corp. 9.250%, 06/01/20 (144A)	360,000	360,000
Transnet SOC, Ltd. 4.000%, 07/26/22 (144A)	300,000	262,320

		622,320

Total Corporate Bonds & Notes (Cost $94,626,026)		97,991,115

Foreign Government—6.1%

Municipal—0.1%
Autonomous Community of Madrid Spain 4.300%, 09/15/26 (EUR)	350,000	369,258

Sovereign—6.0%
Brazil Notas do Tesouro Nacional 6.000%, 05/15/15 (BRL)	715,000	760,868
10.000%, 01/01/21 (BRL)	1,635,000	698,319
Brazilian Government International Bond 8.500%, 01/05/24 (BRL)	350,000	144,307
Bundesrepublik Deutschland 3.750%, 01/04/17 (EUR)	900,000	1,307,728
Canadian Government Bonds 1.000%, 08/01/16 (CAD)	205,000	192,272
3.000%, 12/01/15 (CAD)	750,000	741,578
Costa Rica Government International Bonds 4.250%, 01/26/23 (144A)	200,000	185,000
4.375%, 04/30/25 (144A)	400,000	367,000
Export Credit Bank of Turkey 5.375%, 11/04/16 (144A)	200,000	207,750
Hungary Government International Bonds 6.375%, 03/29/21 (a)	190,000	197,600

Sovereign—(Continued)
Iceland Government International Bond 5.875%, 05/11/22 (144A)	500,000	$530,000
Indonesia Treasury Bond 11.500%, 09/15/19 (IDR)	2,901,000,000	358,152
Italy Buoni Poliennali Del Tesoro 4.000%, 02/01/37 (EUR)	380,000	442,284
4.500%, 08/01/18 (EUR)	1,665,000	2,270,563
5.000%, 03/01/22 (EUR)	220,000	300,956
Korea Treasury Bonds 2.750%, 09/10/17 (KRW)	1,200,000,000	1,035,713
4.000%, 03/10/16 (KRW)	345,000,000	310,524
5.000%, 09/10/14 (KRW)	1,000,000,000	898,898
Malaysia Government Bonds 3.434%, 08/15/14 (MYR)	1,600,000	508,203
4.012%, 09/15/17 (MYR)	3,070,000	991,288
4.262%, 09/15/16 (MYR)	1,960,000	636,305
Mexican Bonos 6.500%, 06/10/21 (MXN)	11,200,000	911,389
6.500%, 06/09/22 (MXN)	19,920,000	1,615,884
7.750%, 12/14/17 (MXN)	13,230,000	1,125,860
8.000%, 12/17/15 (MXN)	14,050,000	1,172,560
8.500%, 12/13/18 (MXN)	19,850,000	1,753,509
New Zealand Government Bond 6.000%, 05/15/21 (NZD)	1,500,000	1,322,398
Norwegian Government Bonds 4.250%, 05/19/17 (NOK)	760,000	137,030
4.500%, 05/22/19 (NOK)	4,280,000	799,794
Philippine Government International Bond 4.950%, 01/15/21 (PHP)	30,000,000	709,583
Poland Government Bond 4.750%, 04/25/17 (PLN)	1,000,000	313,796
Poland Government International Bond 3.000%, 03/17/23	285,000	257,212
Portugal Obrigacoes do Tesouro OT 4.100%, 04/15/37 (EUR)	170,000	154,136
4.950%, 10/25/23 (EUR)	330,000	383,111
Romania Government Bond 5.750%, 01/27/16 (RON)	1,000,000	294,862
Singapore Government Bonds 2.250%, 06/01/21 (SGD)	570,000	453,031
2.500%, 06/01/19 (SGD)	1,075,000	885,593
3.250%, 09/01/20 (SGD)	1,760,000	1,499,731
Spain Government Bonds 4.200%, 01/31/37 (EUR)	355,000	396,423
4.300%, 10/31/19 (EUR)	260,000	342,619
5.850%, 01/31/22 (EUR)	575,000	813,788
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	6,080,000	969,558
5.000%, 12/01/20 (SEK)	2,650,000	477,698
Thailand Government Bond 3.250%, 06/16/17 (THB)	19,000,000	613,411
Turkey Government International Bond 3.250%, 03/23/23 (a)	600,000	523,500

		31,011,784

Total Foreign Government (Cost $32,440,364)		31,381,042

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Convertible Bonds—2.0%

Security Description	Shares/ Principal Amount*	Value

Auto Manufacturers—0.5%
Ford Motor Co. 4.250%, 11/15/16	1,305,000	$2,357,972

Auto Parts & Equipment—0.0%
Meritor, Inc. 4.000%, 02/15/27 (g)	230,000	203,262

Insurance—0.4%
Old Republic International Corp. 3.750%, 03/15/18 (a)	1,875,000	2,109,375

Iron/Steel—0.0%
United States Steel Corp. 2.750%, 04/01/19 (a)	95,000	93,753

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	52,763

Oil & Gas—0.0%
Chesapeake Energy Corp. 2.500%, 05/15/37 (a)	50,000	47,094
2.750%, 11/15/35 (a)	60,000	59,550

		106,644

Pharmaceuticals—0.1%
Omnicare, Inc. 3.750%, 12/15/25	365,000	675,250

Semiconductors—0.7%
Intel Corp. 3.250%, 08/01/39	2,670,000	3,402,581

Telecommunications—0.3%
Ciena Corp. 3.750%, 10/15/18 (144A)	115,000	143,894
Level 3 Communications, Inc.
7.000%, 03/15/15 (144A) (c) (h)	1,015,000	1,181,206

		1,325,100

Total Convertible Bonds (Cost $7,736,040)		10,326,700

Convertible Preferred Stocks—0.9%

Automobiles—0.5%
General Motors Co. Series B
4.750%, 12/01/13	56,810	2,735,970

Diversified Telecommunication Services—0.4%
Lucent Technologies Capital Trust I
7.750%, 03/15/17 (a)	2,063	1,970,165

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. 5.000%, 12/31/49	445	$38,524
Chesapeake Energy Corp. 5.750%, 12/31/49 (144A)	20	20,512

		59,036

Real Estate Investment Trusts—0.0%
Weyerhaeuser Co. Series A 6.375%, 07/01/16 (b)	2,829	144,307

Total Convertible Preferred Stocks (Cost $4,414,647)		4,909,478

Floating Rate Loans (i)—0.2%

Airlines—0.1%
U.S. Airways, Inc. Term Loan 0.000%, 05/23/19 (j)	395,000	390,924

Media—0.1%
FairPoint Communications, Inc. Refi Term Loan 7.500%, 02/14/19	453,863	445,434

Multi-Utilities—0.0%
Power Buyer LLC Delayed Draw Term Loan 0.000%, 05/06/20 (j) (k)	30,000	29,775
First Lien Term Loan 4.250%, 05/06/20	235,000	233,237
Second Lien Term Loan 8.250%, 11/06/20	60,000	59,250

		322,262

Total Floating Rate Loans (Cost $1,170,658)		1,158,620

Municipals—0.2%
Tobacco Settlement Financing Corp.
6.706%, 06/01/46 (Cost $1,329,704)	1,330,000	998,671

Preferred Stock—0.2%

Commercial Banks—0.2%
Ally Financial, Inc. , 7.000% (144A) (Cost $211,643)	906	861,125

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—0.0%

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.0%
GS Mortgage Securities Trust
5.982%, 08/10/45 (d) (Cost $38,364)	40,000	$38,454

Short-Term Investments—20.8%

Mutual Fund—17.5%
State Street Navigator Securities Lending MET Portfolio (l)	90,144,388	90,144,388

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $16,813,014 on 07/01/13, collateralized by $17,175,000 Federal Home Loan Bank at 0.250% due 05/26/15 with a value of $17,153,531.	16,813,000	16,813,000

Total Short-Term Investments (Cost $106,957,388)		106,957,388

Total Investments—117.0% (Cost $558,902,780) (m)		603,222,577
Unfunded Loan Commitments—(0.0)% (Cost $(30,000))		(30,000)
Net Investments—117.0% (Cost $558,872,780)		603,192,577
Other assets and liabilities (net)—(17.0)%		(87,604,665)

Net Assets—100.0%		$515,587,912

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $87,202,810 and the collateral received consisted of cash in the amount of $90,144,388. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Illiquid security. As of June 30, 2013, these securities represent 1.1% of net assets.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security is in default and/or issuer is in bankruptcy.
(g)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $1,181,206, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after June 30, 2013, at which time the interest rate will be determined.
(k)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(l)	Represents investment of cash collateral received from securities lending transactions.
(m)	As of June 30, 2013, the aggregate cost of investments was $558,872,780. The aggregate unrealized appreciation and depreciation of investments were $56,130,637 and $(11,810,840), respectively, resulting in net unrealized appreciation of $44,319,797.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $40,137,444, which is 7.8% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RON)—	New Romanian Leu
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Level 3 Communications, Inc.	06/22/09	$1,015,000	$1,008,045	$1,181,206

Countries Diversification as of June 30, 2013 (Unaudited)	% of Net Assets
United States	57.7
United Kingdom	9.5
Switzerland	3.6
Germany	2.8
Mexico	2.7
Hong Kong	2.3
France	2.0
Sweden	1.5
Ireland	1.5
Brazil	1.5

Forward Foreign Currency Exchange Contracts

Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL 530,000	Credit Suisse International	08/02/13	USD 261,884	(26,019)
KRW 615,000,000	Credit Suisse International	09/11/13	USD 546,812	(10,077)
NZD 3,110,000	Barclays Bank plc	07/31/13	USD 2,441,076	(35,987)

Contracts to Deliver
AUD 750,000	Credit Suisse International	09/18/13	USD 715,125	33,089
BRL 1,850,000	Credit Suisse International	07/08/13	USD 910,164	82,197
BRL 530,000	Credit Suisse International	08/02/13	USD 259,702	23,837
CAD 850,000	Credit Suisse International	09/05/13	USD 819,340	12,371
NZD 2,500,000	Barclays Bank plc	07/31/13	USD 2,087,550	154,198
NZD 610,000	Barclays Bank plc	07/31/13	USD 517,842	46,104

Cross Currency Contracts to Buy
EUR 463,255	Deutsche Bank AG	09/12/13	NOK 3,550,000	20,235

Net Unrealized Appreciation				$299,948

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(KRW)—	South Korea Won
(NZD)—	New Zealand Dollar
(NOK)—	Norwegian Krone
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,360,142	$—	$—	$13,360,142
Beverages	—	22,042,636	—	22,042,636
Biotechnology	2,414,705	—	—	2,414,705
Capital Markets	—	4,243,022	—	4,243,022
Chemicals	20,259,312	—	—	20,259,312
Commercial Banks	8,110,922	20,680,822	—	28,791,744
Communications Equipment	6,514,793	—	—	6,514,793
Computers & Peripherals	8,106,569	—	—	8,106,569
Construction Materials	—	2,609,029	—	2,609,029
Consumer Finance	8,771,142	—	—	8,771,142
Diversified Financial Services	11,866,819	—	—	11,866,819
Energy Equipment & Services	14,990,511	—	—	14,990,511
Food & Staples Retailing	8,266,341	—	—	8,266,341
Gas Utilities	5,981,831	—	—	5,981,831
Health Care Providers & Services	4,604,226	—	—	4,604,226
Hotels, Restaurants & Leisure	7,163,937	—	—	7,163,937
Industrial Conglomerates	—	4,769,617	—	4,769,617
Insurance	7,807,398	—	—	7,807,398
Internet & Catalog Retail	8,345,742	—	—	8,345,742
Internet Software & Services	13,984,382	—	—	13,984,382
Machinery	5,649,881	5,753,490	—	11,403,371
Multiline Retail	3,213,632	—	—	3,213,632
Oil, Gas & Consumable Fuels	20,766,617	—	—	20,766,617
Personal Products	—	6,349,960	—	6,349,960
Pharmaceuticals	6,235,962	31,285,336	—	37,521,298
Real Estate Management & Development	4,841,904	—	—	4,841,904
Road & Rail	6,126,127	—	—	6,126,127
Semiconductors & Semiconductor Equipment	7,035,267	—	—	7,035,267
Software	5,909,913	—	—	5,909,913
Specialty Retail	15,683,192	—	—	15,683,192
Textiles, Apparel & Luxury Goods	—	11,604,735	—	11,604,735
Tobacco	—	5,250,063	—	5,250,063
Trading Companies & Distributors	3,243,918	—	—	3,243,918
Wireless Telecommunication Services	—	4,756,089	—	4,756,089
Total Common Stocks	229,255,185	119,344,799	—	348,599,984

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$367,204	$—	$367,204
Agriculture	—	146,825	—	146,825
Airlines	—	3,075,787	—	3,075,787
Auto Manufacturers	—	2,137,224	—	2,137,224
Auto Parts & Equipment	—	1,840,435	—	1,840,435
Banks	—	12,836,382	—	12,836,382
Chemicals	—	5,226,815	—	5,226,815
Coal	—	420,000	—	420,000
Commercial Services	—	173,250	—	173,250
Construction Materials	—	250,638	—	250,638
Diversified Financial Services	—	4,785,301	—	4,785,301
Electric	—	4,334,959	—	4,334,959
Engineering & Construction	—	146,716	—	146,716
Food	—	2,601,286	—	2,601,286
Forest Products & Paper	—	1,145,604	—	1,145,604
Gas	—	196,043	—	196,043
Healthcare-Services	—	12,939,425	—	12,939,425
Holding Companies-Diversified	—	510,579	—	510,579
Home Builders	—	1,070,525	—	1,070,525
Home Furnishings	—	268,500	—	268,500
Household Products/Wares	—	4,851,250	—	4,851,250
Insurance	—	945,112	—	945,112
Iron/Steel	—	2,130,425	—	2,130,425
Lodging	—	414,000	—	414,000
Machinery-Diversified	—	68,250	—	68,250
Media	—	2,025,750	—	2,025,750
Mining	—	1,077,547	—	1,077,547
Multi-National	—	571,583	—	571,583
Oil & Gas	—	7,600,871	0	7,600,871
Oil & Gas Services	—	201,139	—	201,139
Pharmaceuticals	—	237,300	—	237,300
Pipelines	—	300,978	—	300,978
Real Estate Investment Trusts	—	350,200	—	350,200
Retail	—	4,997,829	—	4,997,829
Software	—	1,917,030	—	1,917,030
Telecommunications	—	15,206,033	—	15,206,033
Transportation	—	622,320	—	622,320
Total Corporate Bonds & Notes	—	97,991,115	0	97,991,115
Total Foreign Government*	—	31,381,042	—	31,381,042
Total Convertible Bonds*	—	10,326,700	—	10,326,700
Convertible Preferred Stocks
Automobiles	2,735,970	—	—	2,735,970
Diversified Telecommunication Services	1,970,165	—	—	1,970,165
Oil, Gas & Consumable Fuels	38,524	20,512	—	59,036
Real Estate Investment Trusts	144,307	—	—	144,307
Total Convertible Preferred Stocks	4,888,966	20,512	—	4,909,478
Total Floating Rate Loans*	—	1,158,620	—	1,158,620
Total Municipals	—	998,671	—	998,671
Total Preferred Stock*	—	861,125	—	861,125
Total Mortgage-Backed Securities*	—	38,454	—	38,454
Short-Term Investments
Mutual Fund	90,144,388	—	—	90,144,388
Repurchase Agreement	—	16,813,000	—	16,813,000
Total Short-Term Investments	90,144,388	16,813,000	—	106,957,388
Total Investments	$324,288,539	$278,934,038	$0	$603,222,577

Collateral for securities loaned (Liability)	$—	$(90,144,388)	$—	$(90,144,388)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$372,031	$—	$372,031
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(72,083)	—	(72,083)
Total Forward Contracts	$—	$299,948	$—	$299,948

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $9,367,112 were due to the discontinuation of a systematic fair valuation model factor.

As of June 30, 2013, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no changes in the valuation techniques used since the December 31, 2012 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation), of the Level 3 security held at June 30, 2013, have not been presented.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b) (c)	$603,192,577
Cash	3,196
Cash denominated in foreign currencies (d)	2,103,519
Unrealized appreciation on forward foreign currency exchange contracts	372,031
Receivable for:
Investments sold	6,112,893
Fund shares sold	225,103
Dividends	581,695
Interest	2,351,548
Other assets	411

Total Assets	614,942,973
Liabilities
Payables for:
Investments purchased	8,109,010
Fund shares redeemed	377,556
Foreign taxes	4,638
Unrealized depreciation on forward foreign currency exchange contracts	72,083
Collateral for securities loaned	90,144,388
Accrued expenses:
Management fees	301,996
Distribution and service fees	72,536
Deferred trustees’ fees	41,001
Other expenses	231,853

Total Liabilities	99,355,061

Net Assets	$515,587,912

Net assets consist of:
Paid in surplus	$531,914,113
Undistributed net investment income	4,989,621
Accumulated net realized loss	(65,864,367)
Unrealized appreciation on investments and foreign currency transactions	44,548,545

Net Assets	$515,587,912

Net Assets
Class A	$170,647,850
Class B	344,940,062
Capital Shares Outstanding*
Class A	12,990,994
Class B	26,444,813
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.14
Class B	13.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $558,872,780.
(b)	Includes securities loaned at value of $87,202,810.
(c)	Investments at value includes unfunded loan commitments of $30,000.
(d)	Identified cost of cash denominated in foreign currencies was $2,154,706.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$4,154,277
Interest (b)	3,990,419
Securities lending income	190,280

Total investment income	8,334,976
Expenses
Management fees	1,611,670
Administration fees	5,878
Custodian and accounting fees	92,478
Distribution and service fees—Class B	357,744
Audit and tax services	30,270
Legal	11,603
Trustees’ fees and expenses	13,466
Shareholder reporting	8,440
Insurance	1,365
Miscellaneous	3,620

Total expenses	2,136,534
Less broker commission recapture	(11,960)

Net expenses	2,124,574

Net Investment Income	6,210,402

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,756,444
Foreign currency transactions	(45,161)

Net realized gain	12,711,283

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(7,026,028)
Foreign currency transactions	226,294

Net change in unrealized depreciation	(6,799,734)

Net realized and unrealized gain	5,911,549

Net Increase in Net Assets From Operations	$12,121,951

(a)	Net of foreign withholding taxes of $255,373.
(b)	Net of foreign withholding taxes of $2,038.
(c)	Includes foreign capital gains tax of $4,352.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,210,402	$11,468,125
Net realized gain	12,711,283	25,142,349
Net change in unrealized appreciation (depreciation)	(6,799,734)	27,323,480

Increase in net assets from operations	12,121,951	63,933,954

From Distributions to Shareholders
Net investment income
Class A	(4,577,342)	(4,481,835)
Class B	(5,962,694)	(5,479,860)

Total distributions	(10,540,036)	(9,961,695)

Increase (decrease) in net assets from capital share transactions	97,458,831	(24,799,714)

Total Increase in Net Assets	99,040,746	29,172,545

Net Assets
Beginning of period	416,547,166	387,374,621

End of period	$515,587,912	$416,547,166

Undistributed net investment income
End of period	$4,989,621	$9,319,255

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	149,316	$2,005,631	356,242	$4,494,632
Shares issued through acquisition	162,507	2,169,470	0	0
Reinvestments	350,217	4,577,342	358,547	4,481,835
Redemptions	(976,021)	(13,143,976)	(2,204,636)	(27,342,913)

Net decrease	(313,981)	$(4,391,533)	(1,489,847)	$(18,366,446)

Class B
Sales	1,397,357	$18,697,781	3,067,012	$37,960,439
Shares issued through acquisition	8,430,155	111,783,861	0	0
Reinvestments	459,022	5,962,694	440,858	5,479,860
Redemptions	(2,587,749)	(34,593,972)	(4,041,199)	(49,873,567)

Net increase (decrease)	7,698,785	$101,850,364	(533,329)	$(6,433,268)

Increase (decrease) derived from capital shares transactions		$97,458,831		$(24,799,714)

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.06		$11.42	$11.84	$10.00	$7.29	$13.27

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.36	0.27	0.23	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.25		1.59	(0.39)	1.96	2.64	(5.00)

Total from investment operations	0.44		1.95	(0.12)	2.19	2.91	(4.75)

Less Distributions
Distributions from net investment income	(0.36)		(0.31)	(0.30)	(0.35)	(0.20)	(0.54)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.69)

Total distributions	(0.36)		(0.31)	(0.30)	(0.35)	(0.20)	(1.23)

Net Asset Value, End of Period	$13.14		$13.06	$11.42	$11.84	$10.00	$7.29

Total Return (%) (b)	3.35	(c)	17.24	(1.25)	22.39	41.00	(39.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.79	0.80	0.79	0.76	0.73
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.79	0.80	0.79	0.76	0.72
Ratio of net investment income to average net assets (%)	2.83	(d)	2.93	2.22	2.20	3.35	2.48
Portfolio turnover rate (%)	30	(c)	33	58	101	108	134
Net assets, end of period (in millions)	$170.6		$173.7	$168.9	$187.6	$565.4	$680.0

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.95		$11.33	$11.77	$9.95	$7.24	$13.22

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.33	0.24	0.19	0.25	0.22
Net realized and unrealized gain (loss) on investments	0.24		1.58	(0.40)	1.96	2.64	(4.98)

Total from investment operations	0.41		1.91	(0.16)	2.15	2.89	(4.76)

Less Distributions
Distributions from net investment income	(0.32)		(0.29)	(0.28)	(0.33)	(0.18)	(0.53)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.69)

Total distributions	(0.32)		(0.29)	(0.28)	(0.33)	(0.18)	(1.22)

Net Asset Value, End of Period	$13.04		$12.95	$11.33	$11.77	$9.95	$7.24

Total Return (%) (b)	3.20	(c)	16.93	(1.48)	22.01	40.82	(39.26)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(d)	1.04	1.05	1.04	1.01	0.98
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.04	1.05	1.04	1.01	0.97
Ratio of net investment income to average net assets (%)	2.59	(d)	2.67	1.99	1.83	2.95	2.23
Portfolio turnover rate (%)	30	(c)	33	58	101	108	134
Net assets, end of period (in millions)	$344.9		$242.8	$218.5	$181.2	$101.6	$59.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to foreign currency transactions, passive foreign investment companies (PFICs), premium amortization adjustment, broker commission recapture, convertible preferred stock and defaulted bonds. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $16,813,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2013, the Portfolio had no when-issued and delayed-delivery securities.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2013, the Portfolio had open unfunded loan commitments of $30,000.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$372,031	Unrealized depreciation on forward foreign currency exchange contracts	$72,083

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Barclays Bank plc	$200,302	$(35,987)	$—	$164,315
Credit Suisse International	151,494	(36,096)	—	115,398
Deutsche Bank AG	20,235	—	—	20,235

	$372,031	$(72,083)	$—	$299,948

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Barclays Bank plc	$35,987	$(35,987)	$—	$—
Credit Suisse International	36,096	(36,096)	—	—

	$72,083	$(72,083)	$—	$—

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$20,206

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$317,910

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Forward Foreign currency transactions	$6,172,319

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$137,779,655	$1,481,624	$158,591,260

With respect to the Portfolio’s merger with Met/Franklin Income Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired securities with a cost of $104,932,223 that are not included in the above non-U.S. Government purchases value.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Loomis, Sayles & Company, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$1,611,670	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$9,961,695	$9,728,443	$—	$—	$9,961,695	$9,728,443

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,471,463	$—	$42,753,386	$(78,017,554)	$(24,792,705)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$396,555	$77,620,999	$78,017,554

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $175,934,064 and $250,560,658, respectively, acquired all of the assets and liabilities of Met/Franklin Income Portfolio of the Trust (“Met/Franklin Income”).

The acquisition was accomplished by a tax-free exchange of 162,507 Class A shares of the Portfolio (valued at $2,169,470) for 430,814 Class A shares of Met/Franklin Income and 8,430,155 Class B shares of the Portfolio (valued at $111,783,861) for 22,467,578 of Class B shares of Met/Franklin Income. Each shareholder of Met/Franklin Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Met/Franklin Income may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Met/Franklin Income. All other costs associated with the merger were not borne by the shareholders of either portfolio. Met/Franklin Income’s net assets on April 26, 2013, were $2,169,470 and $111,783,861 for Class A and Class B shares, respectively, including investments valued at $112,769,128 with a cost basis of $105,846,223. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Met/Franklin Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $540,448,053, which included $6,920,215 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Unaudited
Net Investment income	$11,932,183	(a)
Net realized and unrealized gain on investments	$21,169,260	(b)

Net increase in net assets from operations	$33,101,443

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Met/Franklin Income that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$6,210,402 as reported plus $5,676,177 Met/Franklin Income pre-merger, plus $98,528 in lower advisory fees, minus $52,924 of pro-forma additional other expenses.
(b)	$44,548,545 Unrealized appreciation, as reported June 30, 2013, minus $70,640,321 pro-forma December 31, 2012 Unrealized appreciation, plus $12,711,283 Net realized gain as reported, plus $34,549,753 in Net Realized gain from Met/Franklin Income pre-merger.

MIST-27

Met Investors Series Trust

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Met/Franklin Income Portfolio (“Franklin Portfolio”) by Loomis Sayles Global Markets Portfolio (“Loomis Portfolio”), a series of Met Investors Series Trust, in exchange for shares of Loomis Portfolio and the assumption by Loomis Portfolio of the liabilities of Franklin Portfolio. The Plan also provides for the distribution of these shares of Loomis Portfolio to shareholders of Franklin Portfolio in liquidation and subsequent termination of Franklin Portfolio.	29,088,410.028	9,550,984.059	1,826,730.584	40,466,124.671

MIST-28

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 1.70%, 1.62%, and 1.71%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1, Bank of America (BofA) Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned -2.44%, 1.50%, and 2.35%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Fiscal and monetary policy developments loomed large in fixed-income markets in the first half of 2013. The first quarter of the year saw investors flock to select categories of risk assets as U.S. lawmakers reached agreement on legislation to address the “fiscal cliff.” While major equity indices surged, the Treasury market had a more muted reaction, with the yield on the 10-year note remaining within a range of 1.84–2.06%, according to Bloomberg. The U.S. Federal Reserve’s (“Fed”) program to purchase $85 billion per month in Treasury securities and Agency Mortgage-Backed Securities (MBS) may have limited the increase in yields. Higher-risk fixed-income categories posted positive returns.

Developments elsewhere appeared to contribute to the more favorable attitude toward risk assets. Markets in Europe stabilized after policymakers crafted a bailout of debt-plagued Cyprus, though eurozone economies continued their drift toward negative growth. In Japan, Prime Minister Shinzo Abe implemented a massive stimulus program designed to revive that nation’s moribund economy. The program prompted a rally in Japanese equities and a retreat in the yen, as the economy displayed signs of a genuine cyclical pickup. However, we believe that the stimulus policies failed to address some longer-term, fundamental problems that may ultimately undermine the rally.

In the United States, economic data pointed to moderate growth. First-quarter gross domestic product (GDP, revised estimate) rose at an annual rate of 1.8%, up from a 0.4% increase in the fourth quarter of 2012. The economy continued to add jobs at a modest pace, with non-farm payrolls rising by 175,000 in May and 165,000 in April, versus a monthly average of 207,000 for the first quarter of the year.

Inflation remained contained. In April, consumer prices posted the smallest increase since November 2010, while wholesale prices declined. Nonetheless, increasing investor concern during the second quarter that the Fed would begin to reduce the level of monetary stimulus by curtailing bond purchases spurred a rise in interest rates, with the yield on the 10-year Treasury note increasing to 2.5%. Overall, Treasuries lost 3.3% in the second quarter, while credit-sensitive assets fared better. High Yield Bonds posted losses of 1.4%; Floating-Rate Loans managed positive returns of 0.4%, and the Convertible Bond market posted positive gains of 2.2%.

At its June meeting, the Federal Open Markets Committee (FOMC) announced that it would continue its $85 billion per month bond purchase program to “support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with the [central bank’s] dual mandate” of maximum employment and price stability. However, Fed chairman Ben Bernanke indicated in a press conference that the Fed may start tapering off quantitative easing in anticipation of the unemployment rate declining to 7.0% by mid-2014. In addition, the Fed expects unemployment to reach 6.5% by the end of 2014, paving the way for an eventual increase in the fed funds rate in 2015.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Detracting from relative Portfolio performance was an underweight to convertible bonds, as the convertible market outperformed the Hybrid Index during the period. Investors continued their search for yield, and as a result, lower-quality credits outperformed higher-quality credits. Detracting from relative performance was the Portfolio’s underweight to ‘CCC’ rated credits. On an absolute basis, the following sectors were the performance laggards: Energy, Basic Industry, and Real Estate.

A material contributor to relative Portfolio performance was security selection within the Portfolio’s investment grade allocation. Within investment-grade bonds, the Portfolio maintained little to no exposure to U.S. Treasuries, as we continued to see better relative value in corporate bonds. This aided performance as corporates generally outperformed Treasuries during the period. A majority of the sectors within the Portfolio contributed positively to absolute performance. Among the performance leaders were Health Care, Technology and Electronics, and Services.

The Portfolio continued to maintain an overweight asset allocation in high-yield corporates, versus the Hybrid Index. We believed high-yield bonds are still in the midst of a beneficial credit cycle, which should continue to drive demand for the asset class.

MIST-1

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

On an absolute basis, among the top performing securities in the Portfolio were River Rock Entertainment 9% notes due 2018 and Vertex Pharmaceuticals 3.35% convertible bonds due 2015. Among the worst performing securities in the Portfolio were OGX Petroleum 8.5% notes due 2018 and Salesforce.com Inc. 0.75% convertible bonds due 2015.

As of June 30, 2013, the Portfolio had the following allocation: 13.7% Investment Grade Bonds, 68.3% High Yield Bonds, 16.5% equity-related securities, and 1.4% cash.

Christopher J. Towle

Portfolio Manager

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX,

THE BOFA MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX & THE HYBRID INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Lord Abbett Bond Debenture Portfolio
Class A	1.70	8.66	9.03	7.79
Class B	1.62	8.39	8.76	7.53
Class E	1.71	8.64	8.87	7.64
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	4.52
BofA Merrill Lynch High Yield Master II Constrained Index	1.50	9.59	10.71	8.75
Hybrid Index	2.35	9.20	8.99	7.65

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index. The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
First Data Corp.	1.4
Alliance Data Systems Corp.	1.1
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu	0.9
Concho Resources, Inc.	0.9
Fannie Mae 30 Yr. Pool	0.9
SunGard Data Systems, Inc.	0.8
DISH DBS Corp.	0.8
Hornbeck Offshore Services, Inc.	0.8
Community Health Systems, Inc.	0.7
Sprint Capital Corp.	0.7

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	82.0
Convertible Bonds	11.7
Convertible Preferred Stocks	2.9
Common Stocks	1.4
U.S. Treasury & Government Agencies	0.9
Preferred Stocks	0.4
Municipals	0.3
Investment Company Securities	0.2
Foreign Government	0.1
Warrants	0.1

MIST-3

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Bond Debenture Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.54%	$1,000.00	$1,017.00	$2.70
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B	Actual	0.79%	$1,000.00	$1,016.20	$3.95
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E	Actual	0.69%	$1,000.00	$1,017.10	$3.45
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—80.9% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Affinion Group, Inc. 11.500%, 10/15/15 (a)	4,250,000	$3,272,500
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.000%, 10/15/20 (144A) (a)	3,025,000	2,919,125

		6,191,625

Aerospace/Defense—1.8%
BE Aerospace, Inc. 5.250%, 04/01/22 (a)	7,297,000	7,260,515
Esterline Technologies Corp. 7.000%, 08/01/20	2,100,000	2,252,250
GenCorp, Inc. 7.125%, 03/15/21 (144A)	2,750,000	2,846,250
Silver II Borrower / Silver II US Holdings LLC 7.750%, 12/15/20 (144A) (a)	3,750,000	3,768,750
Spirit Aerosystems, Inc. 6.750%, 12/15/20	6,710,000	6,978,400
Triumph Group, Inc. 4.875%, 04/01/21 (144A)	2,100,000	2,089,500

		25,195,665

Agriculture—0.2%
American Rock Salt Co. LLC / American Rock Capital Corp. 8.250%, 05/01/18 (144A)	3,450,000	3,277,500

Airlines—0.2%
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 (144A)	1,000,000	1,035,000
UAL 2007-1 Pass-Through Trust 6.636%, 07/02/22	1,604,175	1,716,467
United Continental Holdings, Inc. 6.375%, 06/01/18	400,000	393,000
US Airways 2013-1 Class B Pass Through Trust 5.375%, 11/15/21	350,000	346,500

		3,490,967

Apparel—0.3%
Levi Strauss & Co. 6.875%, 05/01/22	1,000,000	1,085,000
Perry Ellis International, Inc. 7.875%, 04/01/19	2,050,000	2,157,625
Wolverine World Wide, Inc. 6.125%, 10/15/20 (144A)	700,000	722,750

		3,965,375

Auto Manufacturers—0.2%
Chrysler Group LLC/CG Co.-Issuer, Inc. 8.250%, 06/15/21 (a)	1,000,000	1,103,750
Jaguar Land Rover Automotive plc 5.625%, 02/01/23 (144A) (a)	2,500,000	2,425,000

		3,528,750

Auto Parts & Equipment—0.9%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19	4,150,000	$4,155,188
Delphi Corp. 5.000%, 02/15/23	1,900,000	1,952,250
International Automotive Components Group S.A. 9.125%, 06/01/18 (144A)	2,000,000	2,000,000
Stanadyne Corp. 10.000%, 08/15/14	1,500,000	1,387,500
Stanadyne Holdings, Inc. 12.000%, 02/15/15	4,000,000	2,400,000
Tenneco, Inc. 6.875%, 12/15/20	1,250,000	1,337,500

		13,232,438

Banks—2.8%
CIT Group, Inc. 4.250%, 08/15/17 (a)	1,200,000	1,206,000
5.000%, 08/15/22	6,000,000	5,955,000
Discover Bank 8.700%, 11/18/19	474,000	605,522
Fifth Third Capital Trust IV 6.500%, 04/15/37 (b)	4,200,000	4,184,250
HBOS plc 6.750%, 05/21/18 (144A)	2,000,000	2,117,674
LBG Capital No.1 plc 8.000%, 06/15/20 (144A) (b)	1,400,000	1,420,896
Morgan Stanley 4.100%, 05/22/23 (a)	2,900,000	2,679,365
Nordea Bank AB 4.250%, 09/21/22 (144A) (a)	1,700,000	1,677,178
Provident Funding Associates L.P. / PFG Finance Corp. 6.750%, 06/15/21 (144A)	1,875,000	1,870,312
Regions Bank 6.450%, 06/26/37	4,000,000	4,200,000
7.500%, 05/15/18	1,950,000	2,274,494
Royal Bank of Scotland Group plc 6.125%, 12/15/22	1,000,000	951,570
7.640%, 09/29/17 (a) (b)	3,500,000	3,132,500
SVB Financial Group 5.375%, 09/15/20 (a)	2,150,000	2,353,177
Synovus Financial Corp. 7.875%, 02/15/19	1,500,000	1,661,250
Wachovia Capital Trust III 5.570%, 07/29/13 (a) (b)	3,143,000	3,084,069

		39,373,257

Beverages—0.2%
Constellation Brands, Inc. 3.750%, 05/01/21 (a)	800,000	749,000
4.250%, 05/01/23 (a)	2,500,000	2,359,375

		3,108,375

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.3%
STHI Holding Corp.
8.000%, 03/15/18 (144A)	3,500,000	$3,780,000

Chemicals—3.1%
Ashland, Inc. 4.750%, 08/15/22 (144A)	3,565,000	3,529,350
Axiall Corp. 4.875%, 05/15/23 (144A)	3,900,000	3,705,000
CF Industries, Inc. 3.450%, 06/01/23 (a)	1,300,000	1,249,319
Chemtura Corp. 7.875%, 09/01/18	3,350,000	3,626,375
Eagle Spinco, Inc. 4.625%, 02/15/21 (144A)	4,400,000	4,224,000
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	2,200,000	2,244,000
Huntsman International LLC 8.625%, 03/15/20	3,500,000	3,806,250
Ineos Finance plc 7.500%, 05/01/20 (144A) (a)	1,350,000	1,434,375
Methanex Corp. 5.250%, 03/01/22	1,875,000	1,965,476
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	4,900,000	5,918,828
NewMarket Corp. 4.100%, 12/15/22	1,240,000	1,201,370
Nufarm Australia, Ltd. 6.375%, 10/15/19 (144A)	2,200,000	2,194,500
PetroLogistics L.P. / PetroLogistics Finance Corp. 6.250%, 04/01/20 (144A)	950,000	931,000
Phibro Animal Health Corp. 9.250%, 07/01/18 (144A)	4,225,000	4,541,875
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	2,250,000	2,261,250
TPC Group, Inc. 8.750%, 12/15/20 (144A)	675,000	690,188

		43,523,156

Coal—0.1%
Arch Coal, Inc. 7.250%, 06/15/21 (a)	1,500,000	1,215,000

Commercial Services—3.1%
Alliance Data Systems Corp. 6.375%, 04/01/20 (144A)	8,500,000	8,755,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.750%, 03/15/20 (a)	1,100,000	1,265,000
Ceridian Corp. 11.000%, 03/15/21 (144A) (a)	525,000	580,125
11.250%, 11/15/15 (a)	2,325,000	2,356,969
FTI Consulting, Inc. 6.000%, 11/15/22 (144A)	1,750,000	1,771,875
6.750%, 10/01/20 (a)	1,000,000	1,052,500
Great Lakes Dredge & Dock Corp. 7.375%, 02/01/19	2,300,000	2,383,375

Commercial Services—(Continued)
Hertz Corp. (The)
7.500%, 10/15/18	7,500,000	$8,043,750
Iron Mountain, Inc.
7.750%, 10/01/19	1,425,000	1,531,875
NES Rentals Holdings, Inc.
7.875%, 05/01/18 (144A) (a)	1,400,000	1,382,500
Rent-A-Center, Inc.
4.750%, 05/01/21 (144A)	925,000	876,437
Service Corp. International/US
5.375%, 01/15/22 (144A)	675,000	673,313
Sotheby’s 5.250%, 10/01/22 (144A) (a)	4,300,000	4,171,000
Truven Health Analytics, Inc. 10.625%, 06/01/20 (144A)	3,300,000	3,630,000
United Rentals North America, Inc. 6.125%, 06/15/23	1,300,000	1,293,500
7.625%, 04/15/22	2,000,000	2,165,000
8.250%, 02/01/21 (a)	2,375,000	2,600,625

		44,532,844

Computers—1.2%
Seagate HDD Cayman 6.875%, 05/01/20	1,500,000	1,590,000
SRA International, Inc. 11.000%, 10/01/19 (a)	3,550,000	3,656,500
SunGard Data Systems, Inc. 6.625%, 11/01/19 (144A)	5,500,000	5,527,500
7.375%, 11/15/18	4,000,000	4,220,000
7.625%, 11/15/20 (a)	1,450,000	1,537,000

		16,531,000

Construction Materials—0.9%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, 11/01/17 (144A)	425,000	446,250
Griffon Corp. 7.125%, 04/01/18	1,575,000	1,649,812
Interline Brands, Inc. 10.000%, 11/15/18 (a) (c)	500,000	537,500
Louisiana-Pacific Corp. 7.500%, 06/01/20	1,500,000	1,635,000
Masco Corp. 7.125%, 03/15/20	3,000,000	3,345,000
Nortek, Inc. 8.500%, 04/15/21 (144A)	1,000,000	1,060,000
Owens Corning 4.200%, 12/15/22	1,875,000	1,816,851
9.000%, 06/15/19 (a)	1,625,000	1,995,074

		12,485,487

Distribution/Wholesale—0.3%
American Builders & Contractors Supply Co., Inc. 5.625%, 04/15/21 (144A)	700,000	687,750

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—(Continued)
HD Supply, Inc. 10.500%, 01/15/21 (a)	550,000	$569,250
11.500%, 07/15/20	1,450,000	1,682,000
LKQ Corp. 4.750%, 05/15/23 (144A)	1,650,000	1,575,750

		4,514,750

Diversified Financial Services—3.7%
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,550,000	2,609,423
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A)	2,850,000	2,764,500
Discover Financial Services 3.850%, 11/21/22	1,526,000	1,433,047
General Motors Financial Co., Inc. 4.250%, 05/15/23 (144A) (a)	650,000	605,312
International Lease Finance Corp. 6.250%, 05/15/19 (a)	2,000,000	2,055,000
8.250%, 12/15/20 (a)	1,000,000	1,123,750
8.750%, 03/15/17	4,000,000	4,455,000
Legg Mason, Inc. 5.500%, 05/21/19 (a)	2,000,000	2,060,934
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	2,500,000	2,595,950
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 07/01/21	4,200,000	4,032,000
6.500%, 06/01/22	2,600,000	2,535,000
7.875%, 10/01/20	1,950,000	2,067,000
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, 03/15/20 (144A) (a)	700,000	724,500
5.875%, 03/15/22 (144A)	3,500,000	3,570,000
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A)	5,000,000	5,012,500
9.500%, 10/15/20 (144A) (a)	3,600,000	3,582,000
Raymond James Financial, Inc. 8.600%, 08/15/19	4,075,000	5,067,218
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.500%, 06/15/19 (144A) (a)	2,140,000	2,311,200
SLM Corp. 6.000%, 01/25/17	1,300,000	1,358,500
8.450%, 06/15/18	1,700,000	1,887,000

		51,849,834

Electric—2.0%
AES Corp. 4.875%, 05/15/23	1,200,000	1,119,000
Black Hills Corp. 5.875%, 07/15/20	2,000,000	2,230,718
Calpine Corp. 7.875%, 07/31/20 (144A)	725,000	786,625
Coso Geothermal Power Holdings LLC 7.000%, 07/15/26 (144A)	976,780	527,461
DPL, Inc. 7.250%, 10/15/21	2,650,000	2,742,750

Electric—(Continued)
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	5,000,000	$5,819,275
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 11.250%, 12/01/18 (144A) (c)	1,589,833	1,343,409
Mirant Americas Generation LLC 9.125%, 05/01/31 (a)	2,075,000	2,220,250
National Fuel Gas Co. 6.500%, 04/15/18	5,000,000	5,812,195
NRG Energy, Inc. 7.625%, 01/15/18	2,000,000	2,140,000
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	3,175,000	3,286,125

		28,027,808

Electrical Components & Equipment—0.3%
Anixter, Inc. 5.625%, 05/01/19	2,125,000	2,199,375
Belden, Inc. 5.500%, 09/01/22 (144A)	2,500,000	2,456,250

		4,655,625

Electronics—0.2%
Jabil Circuit, Inc. 4.700%, 09/15/22	1,500,000	1,443,750
Stoneridge, Inc. 9.500%, 10/15/17 (144A)	1,725,000	1,845,750

		3,289,500

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	2,104,151	2,207,585

Engineering & Construction—0.5%
Dycom Investments, Inc. 7.125%, 01/15/21	4,375,000	4,637,500
MasTec, Inc. 4.875%, 03/15/23	2,400,000	2,280,000

		6,917,500

Entertainment—1.9%
CCM Merger, Inc. 9.125%, 05/01/19 (144A) (a)	2,450,000	2,560,250
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.250%, 03/15/21 (144A)	1,700,000	1,632,000
Graton Economic Development Authority 9.625%, 09/01/19 (144A)	3,755,000	4,111,725
Mohegan Tribal Gaming Authority 11.500%, 11/01/17 (144A)	3,000,000	3,315,000
MU Finance plc 8.375%, 02/01/17 (144A)	2,568,511	2,735,465
Peninsula Gaming LLC 8.375%, 02/15/18 (144A)	2,200,000	2,288,000
Pinnacle Entertainment, Inc. 7.750%, 04/01/22 (a)	1,500,000	1,567,500

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
River Rock Entertainment Authority (The) 9.000%, 11/01/18	2,482,000	$2,010,420
Snoqualmie Entertainment Authority 9.125%, 02/01/15 (144A)	2,975,000	2,930,375
Speedway Motorsports, Inc. 6.750%, 02/01/19	1,600,000	1,672,000
WMG Acquisition Corp. 6.000%, 01/15/21 (144A) (a)	720,000	732,600
11.500%, 10/01/18	1,000,000	1,145,000

		26,700,335

Environmental Control—0.2%
Clean Harbors, Inc. 5.250%, 08/01/20	2,700,000	2,740,500

Food—1.1%
B&G Foods, Inc. 4.625%, 06/01/21	2,100,000	2,005,500
Cencosud S.A. 4.875%, 01/20/23 (144A) (a)	900,000	882,263
Del Monte Corp. 7.625%, 02/15/19	2,000,000	2,055,000
Land O’ Lakes, Inc. 6.000%, 11/15/22 (144A)	1,750,000	1,802,500
Michael Foods Holding, Inc. 8.500%, 07/15/18 (144A) (c)	850,000	875,500
Post Holdings, Inc. 7.375%, 02/15/22	3,000,000	3,210,000
Smithfield Foods, Inc. 6.625%, 08/15/22	875,000	940,625
US Foods, Inc. 8.500%, 06/30/19 (a)	3,500,000	3,657,500

		15,428,888

Forest Products & Paper—0.4%
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/16 (144A)	3,000,000	3,127,500

Millar Western Forest Products, Ltd. 8.500%, 04/01/21	2,000,000	1,975,000
Unifrax I LLC / Unifrax Holding Co. 7.500%, 02/15/19 (144A)	1,175,000	1,198,500

		6,301,000

Gas—0.1%
LBC Tank Terminals Holding Netherlands B.V. 6.875%, 05/15/23 (144A)	1,350,000	1,353,375

Hand/Machine Tools—0.5%
BC Mountain LLC / BC Mountain Finance, Inc. 7.000%, 02/01/21 (144A)	1,675,000	1,708,500
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, 05/15/19 (144A)	3,500,000	3,570,000
Milacron LLC / Mcron Finance Corp. 7.750%, 02/15/21 (144A)	2,100,000	2,094,750

		7,373,250

Healthcare-Products—0.4%
Biomet, Inc. 6.500%, 08/01/20 (a)	3,000,000	$3,091,875
Hologic, Inc. 6.250%, 08/01/20	1,625,000	1,684,922
Mallinckrodt International Finance S.A. 4.750%, 04/15/23 (144A)	1,100,000	1,047,865

		5,824,662

Healthcare-Services—3.0%
Amsurg Corp. 5.625%, 11/30/20	1,836,000	1,836,000
Centene Corp. 5.750%, 06/01/17	3,250,000	3,404,375
Community Health Systems, Inc. 8.000%, 11/15/19 (a)	10,000,000	10,637,500
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	3,500,000	3,491,250
HCA Holdings, Inc. 6.250%, 02/15/21 (a)	1,400,000	1,428,000
7.750%, 05/15/21 (a)	6,150,000	6,642,000
HCA, Inc. 7.500%, 02/15/22 (a)	5,000,000	5,537,500
7.690%, 06/15/25	950,000	1,026,000
HealthSouth Corp. 8.125%, 02/15/20 (a)	3,400,000	3,680,500
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 8.000%, 02/01/18 (a)	5,000,000	5,300,000

		42,983,125

Holding Companies-Diversified—0.1%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	1,500,000	1,413,750

Home Builders—0.7%
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	1,600,000	1,612,000
K. Hovnanian Enterprises, Inc. 5.000%, 11/01/21	1,050,000	945,000
KB Home 9.100%, 09/15/17	2,000,000	2,240,000
Lennar Corp. 4.125%, 12/01/18 (144A) (a)	1,100,000	1,042,250
12.250%, 06/01/17 (a)	900,000	1,154,250
Ryland Group, Inc. (The) 5.375%, 10/01/22	2,000,000	1,930,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.250%, 04/15/21 (144A)	1,500,000	1,425,000

		10,348,500

Household Products—0.6%
Avon Products, Inc. 4.600%, 03/15/20 (a)	1,050,000	1,061,608
5.000%, 03/15/23 (a)	1,200,000	1,192,784

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Household Products—(Continued)
Elizabeth Arden, Inc. 7.375%, 03/15/21	5,975,000	$6,393,250

		8,647,642

Household Products/Wares—1.5%
Prestige Brands, Inc. 8.125%, 02/01/20 (a)	525,000	573,563
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750%, 10/15/20 (a)	1,250,000	1,259,375
8.500%, 05/15/18	9,500,000	9,785,000
9.875%, 08/15/19	1,650,000	1,765,500
Scotts Miracle-Gro Co. (The) 6.625%, 12/15/20	4,500,000	4,770,000
Spectrum Brands Escrow Corp. 6.375%, 11/15/20 (144A) (a)	2,500,000	2,618,750
6.625%, 11/15/22 (144A)	500,000	523,750

		21,295,938

Housewares—0.3%
A/S Americas 10.750%, 01/15/16 (144A)	3,000,000	3,150,000
RSI Home Products, Inc. 6.875%, 03/01/18 (144A) (a)	950,000	971,375

		4,121,375

Insurance—0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20 (144A) (a)	1,750,000	1,758,750
Fidelity National Financial, Inc. 6.600%, 05/15/17 (a)	3,700,000	4,100,988
HUB International, Ltd. 8.125%, 10/15/18 (144A)	3,500,000	3,640,000

		9,499,738

Internet—0.7%
Cogent Communications Group, Inc. 8.375%, 02/15/18 (144A)	1,790,000	1,951,100
Equinix, Inc. 7.000%, 07/15/21	2,450,000	2,658,250
Netflix, Inc. 5.375%, 02/01/21 (144A)	2,650,000	2,636,750
VeriSign, Inc. 4.625%, 05/01/23 (144A)	2,550,000	2,473,500

		9,719,600

Iron/Steel—0.4%
Allegheny Ludlum Corp. 6.950%, 12/15/25	2,700,000	2,915,638
Cliffs Natural Resources, Inc. 5.900%, 03/15/20 (a)	2,000,000	1,927,216
Essar Steel Algoma, Inc. 9.875%, 06/15/15 (144A) (a)	1,000,000	770,000

		5,612,854

Leisure Time—0.2%
Royal Caribbean Cruises, Ltd. 5.250%, 11/15/22 (a)	1,500,000	$1,470,000
Viking Cruises, Ltd. 8.500%, 10/15/22 (144A)	1,200,000	1,314,000

		2,784,000

Lodging—0.7%
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19 (144A)	1,700,000	1,802,000
MCE Finance, Ltd. 5.000%, 02/15/21 (144A)	3,250,000	3,046,875
MTR Gaming Group, Inc. 11.500%, 08/01/19 (c)	1,525,000	1,593,625
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC 5.875%, 05/15/21 (144A)	1,100,000	1,067,000
Sugarhouse HSP Gaming Prop Mezz L.P./Sugarhouse HSP Gaming Finance Corp. 6.375%, 06/01/21 (144A)	2,400,000	2,322,000

		9,831,500

Machinery - Diversified—0.8%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	1,750,000	1,837,500
Flowserve Corp. 3.500%, 09/15/22	1,500,000	1,440,642
Manitowoc Co., Inc. (The) 5.875%, 10/15/22	2,225,000	2,236,125
8.500%, 11/01/20	4,900,000	5,341,000

		10,855,267

Media—4.1%
AMC Networks, Inc. 4.750%, 12/15/22 (a)	2,000,000	1,930,000
7.750%, 07/15/21	1,500,000	1,638,750
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	4,500,000	4,353,750
CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 03/15/21 (144A) (a)	1,600,000	1,576,000
5.750%, 09/01/23 (144A)	3,000,000	2,902,500
8.125%, 04/30/20	3,000,000	3,277,500
Clear Channel Communications, Inc. 4.900%, 05/15/15 (a)	1,000,000	925,000
9.000%, 12/15/19 (144A) (a)	3,500,000	3,395,000
11.250%, 03/01/21 (144A) (a)	3,250,000	3,388,125
DISH DBS Corp. 4.250%, 04/01/18 (144A)	1,700,000	1,666,000
4.625%, 07/15/17 (a)	1,300,000	1,306,500
5.125%, 05/01/20 (144A)	2,800,000	2,744,000
5.875%, 07/15/22	1,500,000	1,522,500
6.750%, 06/01/21 (a)	3,350,000	3,559,375
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A)	1,575,000	1,701,000

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
LIN Television Corp. 8.375%, 04/15/18 (a)	1,250,000	$1,329,688
Mediacom Broadband LLC / Mediacom Broadband Corp. 6.375%, 04/01/23 (a)	5,050,000	5,024,750
Mediacom LLC / Mediacom Capital Corp. 9.125%, 08/15/19	6,350,000	6,826,250
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (144A)	1,575,000	1,638,000
Ono Finance II plc 10.875%, 07/15/19 (144A)	1,750,000	1,820,000
ProQuest LLC / ProQuest Notes Co. 9.000%, 10/15/18 (144A)	3,150,000	3,150,000
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	2,150,000	2,031,750

		57,706,438

Metal Fabricate/Hardware—0.5%
Constellation Enterprises LLC 10.625%, 02/01/16 (144A)	3,325,000	3,408,125
Valmont Industries, Inc. 6.625%, 04/20/20 (a)	3,500,000	3,990,819

		7,398,944

Mining—0.7%
Allied Nevada Gold Corp. 8.750%, 06/01/19 (144A) (CAD)	850,000	695,065
FMG Resources (August 2006) Pty, Ltd. 8.250%, 11/01/19 (144A) (a)	5,000,000	5,150,000
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	1,000,000	845,000
Mirabela Nickel, Ltd. 8.750%, 04/15/18 (144A) (a)	2,800,000	2,212,000
Teck Resources, Ltd. 4.750%, 01/15/22 (a)	1,400,000	1,392,390

		10,294,455

Miscellaneous Manufacturing—1.5%
Actuant Corp. 5.625%, 06/15/22 (a)	1,075,000	1,088,438
Amsted Industries, Inc. 8.125%, 03/15/18 (144A)	2,250,000	2,373,750
Bombardier, Inc. 6.125%, 01/15/23 (144A)	1,825,000	1,811,312
Park-Ohio Industries, Inc. 8.125%, 04/01/21 (a)	2,000,000	2,170,000
Polymer Group, Inc. 7.750%, 02/01/19	3,000,000	3,120,000
RBS Global, Inc. / Rexnord LLC 8.500%, 05/01/18 (a)	6,000,000	6,375,000
SPX Corp. 6.875%, 09/01/17	3,750,000	4,050,000

		20,988,500

Office Furnishings—0.2%
Steelcase, Inc. 6.375%, 02/15/21	3,000,000	$3,240,432

Oil & Gas—9.8%
Antero Resources Finance Corp. 7.250%, 08/01/19	2,500,000	2,606,250
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.750%, 01/15/21 (144A) (a)	3,400,000	3,247,000
Berry Petroleum Co. 6.375%, 09/15/22 (a)	1,100,000	1,095,875
6.750%, 11/01/20 (a)	5,250,000	5,433,750
BreitBurn Energy Partners L.P. / BreitBurn Finance Corp. 7.875%, 04/15/22	3,600,000	3,672,000
Chaparral Energy, Inc. 7.625%, 11/15/22 (a)	1,700,000	1,734,000
8.250%, 09/01/21	5,675,000	5,972,937
Concho Resources, Inc. 5.500%, 04/01/23 (a)	4,600,000	4,531,000
7.000%, 01/15/21	5,175,000	5,563,125
Continental Resources, Inc. 4.500%, 04/15/23 (144A) (a)	1,500,000	1,458,750
7.375%, 10/01/20	1,250,000	1,387,500
8.250%, 10/01/19	2,000,000	2,190,000
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	2,150,000	2,107,000
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19 (a)	3,360,000	3,460,800
Forest Oil Corp. 7.250%, 06/15/19 (a)	1,500,000	1,410,000
Halcon Resources Corp. 8.875%, 05/15/21	2,800,000	2,716,000
9.750%, 07/15/20	1,200,000	1,197,000
Kerr-McGee Corp. 6.950%, 07/01/24	5,850,000	6,993,336
Kodiak Oil & Gas Corp. 5.500%, 01/15/21 (144A) (a)	2,500,000	2,437,500
8.125%, 12/01/19 (a)	3,250,000	3,526,250
Laredo Petroleum, Inc. 7.375%, 05/01/22 (a)	1,300,000	1,365,000
Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.625%, 12/01/21 (144A) (a)	1,300,000	1,251,250
8.000%, 12/01/20 (144A)	3,600,000	3,717,000
Linn Energy LLC / Linn Energy Finance Corp. 7.750%, 02/01/21 (a)	4,000,000	4,010,000
Lukoil International Finance B.V. 6.656%, 06/07/22 (144A)	3,000,000	3,262,500
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,675,000	3,642,844
Newfield Exploration Co. 5.625%, 07/01/24	4,950,000	4,801,500
Oasis Petroleum, Inc. 6.500%, 11/01/21 (a)	1,500,000	1,537,500
7.250%, 02/01/19 (a)	6,000,000	6,255,000

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Offshore Group Investment, Ltd. 7.125%, 04/01/23 (144A)	1,150,000	$1,129,875
OGX Austria GmbH 8.500%, 06/01/18 (144A)	2,800,000	882,000
Pacific Rubiales Energy Corp. 5.125%, 03/28/23 (144A) (a)	1,700,000	1,606,500
PDC Energy, Inc. 7.750%, 10/15/22 (144A)	2,400,000	2,478,000
Pioneer Natural Resources Co. 7.200%, 01/15/28	1,510,000	1,834,715
Plains Exploration & Production Co. 6.500%, 11/15/20	4,000,000	4,240,820
6.875%, 02/15/23	1,100,000	1,176,892
Precision Drilling Corp. 6.500%, 12/15/21 (a)	650,000	658,125
QEP Resources, Inc. 6.800%, 03/01/20	1,450,000	1,602,250
6.875%, 03/01/21	1,000,000	1,077,500
Range Resources Corp. 5.000%, 03/15/23 (a)	2,450,000	2,394,875
8.000%, 05/15/19	1,975,000	2,103,375
Rosneft Oil Co. via Rosneft International Finance, Ltd. 4.199%, 03/06/22 (144A)	1,650,000	1,528,725
SM Energy Co. 6.500%, 11/15/21	2,250,000	2,362,500
6.500%, 01/01/23	800,000	840,000
6.625%, 02/15/19	4,775,000	5,001,813
Stone Energy Corp. 7.500%, 11/15/22	4,850,000	5,019,750
Tesoro Corp. 5.375%, 10/01/22 (a)	1,500,000	1,518,750
W&T Offshore, Inc. 8.500%, 06/15/19 (a)	2,250,000	2,323,125
Whiting Petroleum Corp. 6.500%, 10/01/18 (a)	3,000,000	3,172,500
WPX Energy, Inc. 6.000%, 01/15/22	3,500,000	3,535,000

		139,069,757

Oil & Gas Services—1.5%
Dresser-Rand Group, Inc. 6.500%, 05/01/21	3,500,000	3,710,000
FMC Technologies, Inc. 3.450%, 10/01/22	2,200,000	2,107,455
Hiland Partners L.P. / Hiland Partners Finance Corp. 7.250%, 10/01/20 (144A)	1,350,000	1,390,500
Hornbeck Offshore Services, Inc. 5.000%, 03/01/21 (144A)	3,000,000	2,782,500
5.875%, 04/01/20	3,700,000	3,718,500
Oil States International, Inc. 6.500%, 06/01/19 (a)	3,175,000	3,286,125
SEACOR Holdings, Inc. 7.375%, 10/01/19	4,150,000	4,378,420

		21,373,500

Packaging & Containers—2.0%
AEP Industries, Inc. 8.250%, 04/15/19	2,500,000	$2,690,625
Ball Corp. 4.000%, 11/15/23 (a)	2,750,000	2,543,750
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26 (a)	8,500,000	9,350,000
Packaging Dynamics Corp. 8.750%, 02/01/16 (144A)	1,500,000	1,515,000
Rock Tenn Co. 3.500%, 03/01/20	1,280,000	1,252,508
4.900%, 03/01/22	1,500,000	1,546,005
Sealed Air Corp. 6.875%, 07/15/33 (144A)	4,500,000	4,275,000
8.375%, 09/15/21 (144A) (a)	3,200,000	3,616,000
Tekni-Plex, Inc. 9.750%, 06/01/19 (144A)	1,760,000	1,870,000

		28,658,888

Pharmaceuticals—0.4%
Grifols, Inc. 8.250%, 02/01/18	1,500,000	1,612,500
Sky Growth Acquisition Corp. 7.375%, 10/15/20 (144A)	4,150,000	4,253,750

		5,866,250

Pipelines—2.4%
El Paso LLC 6.500%, 09/15/20 (a)	3,200,000	3,411,638
7.000%, 06/15/17	2,000,000	2,174,318
Energy Transfer Partners L.P. 5.200%, 02/01/22 (a)	4,500,000	4,762,242
IFM US Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A)	4,900,000	5,250,860
Inergy Midstream L.P. / NRGM Finance Corp. 6.000%, 12/15/20 (144A)	650,000	627,250
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	2,000,000	2,099,798
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 5.500%, 02/15/23	1,475,000	1,452,875
6.750%, 11/01/20 (a)	3,000,000	3,165,000
Panhandle Eastern Pipeline Co. L.P. 7.000%, 06/15/18	1,850,000	2,215,049
Regency Energy Partners L.P. / Regency Energy Finance Corp. 4.500%, 11/01/23 (144A) (a)	900,000	814,500
5.500%, 04/15/23	1,100,000	1,083,500
Sabine Pass Liquefaction LLC 5.625%, 02/01/21 (144A)	1,925,000	1,867,250
Tennessee Gas Pipeline Co. 7.500%, 04/01/17	3,500,000	4,161,325
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.875%, 10/01/20 (144A)	1,500,000	1,477,500

		34,563,105

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.1%
Jones Lang LaSalle, Inc. 4.400%, 11/15/22	1,100,000	$1,079,400

Real Estate Investment Trusts—1.7%
American Tower Corp. 4.700%, 03/15/22	2,750,000	2,773,633
DDR Corp. 7.875%, 09/01/20	2,625,000	3,201,865
Goodman Funding Pty, Ltd. 6.000%, 03/22/22 (144A) (a)	2,400,000	2,642,858
6.375%, 11/12/20 (144A)	1,500,000	1,671,615
Health Care REIT, Inc. 4.950%, 01/15/21	2,150,000	2,287,699
6.125%, 04/15/20	1,500,000	1,704,005
Host Hotels & Resorts L.P. 5.250%, 03/15/22	700,000	725,186
Kilroy Realty L.P. 3.800%, 01/15/23	2,225,000	2,084,213
Omega Healthcare Investors, Inc. 6.750%, 10/15/22	1,675,000	1,783,875
ProLogis L.P. 6.875%, 03/15/20 (d)	4,000,000	4,641,348
RHP Hotel Properties L.P. / RHP Finance Corp. 5.000%, 04/15/21 (144A)	1,000,000	970,000

		24,486,297

Retail—5.4%
Bon-Ton Department Stores, Inc. (The) 8.000%, 06/15/21 (144A) (a)	1,350,000	1,371,938
Brinker International, Inc. 2.600%, 05/15/18 (a)	2,705,000	2,647,562
Brookstone Co., Inc. 13.000%, 10/15/14 (144A)	3,089,000	2,594,760
Brown Shoe Co., Inc. 7.125%, 05/15/19	3,500,000	3,657,500
CDR DB Sub, Inc. 7.750%, 10/15/20 (144A)	4,500,000	4,511,250
Claire’s Stores, Inc. 7.750%, 06/01/20 (144A) (a)	1,000,000	967,500
8.875%, 03/15/19 (a)	2,275,000	2,388,750
9.000%, 03/15/19 (144A)	1,800,000	1,980,000
CST Brands, Inc. 5.000%, 05/01/23 (144A)	2,000,000	1,950,000
DineEquity, Inc. 9.500%, 10/30/18 (a)	3,500,000	3,885,000
Ferrellgas L.P. / Ferrellgas Finance Corp. 6.500%, 05/01/21 (a)	1,750,000	1,754,375
J. Crew Group, Inc. 8.125%, 03/01/19 (a)	3,500,000	3,675,000
L Brands, Inc. 7.000%, 05/01/20	3,000,000	3,330,000
7.600%, 07/15/37 (a)	1,000,000	1,027,500
8.500%, 06/15/19 (a)	1,250,000	1,450,000
Michaels Stores, Inc. 7.750%, 11/01/18 (a)	1,400,000	1,498,000

Retail—(Continued)
New Albertsons, Inc. 7.450%, 08/01/29 (a)	1,000,000	$785,000
7.750%, 06/15/26	875,000	690,156
Petco Animal Supplies, Inc. 9.250%, 12/01/18 (144A) (a)	1,500,000	1,616,250
Petco Holdings, Inc. 8.500%, 10/15/17 (144A) (c)	1,500,000	1,530,000
PVH Corp. 4.500%, 12/15/22	600,000	576,000

QVC, Inc. 4.375%, 03/15/23 (144A)	1,425,000	1,329,199
7.375%, 10/15/20 (144A) (a)	2,500,000	2,727,110
Rite Aid Corp. 6.875%, 12/15/28 (144A)	1,000,000	910,000
7.700%, 02/15/27	5,500,000	5,500,000
9.500%, 06/15/17	2,000,000	2,075,600
Sally Holdings LLC / Sally Capital, Inc. 5.750%, 06/01/22 (a)	1,475,000	1,497,125
Serta Simmons Holdings LLC 8.125%, 10/01/20 (144A) (a)	2,500,000	2,543,750
Shearer’s Foods LLC / Chip Fin Corp. 9.000%, 11/01/19 (144A)	2,800,000	2,961,000
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.375%, 08/01/21	4,093,000	4,256,720
Tops Holding Corp. / Tops Markets LLC 8.875%, 12/15/17 (144A)	3,500,000	3,788,750
Tops Holding II Corp. 8.750%, 06/15/18 (144A) (c)	1,100,000	1,080,750
Toys “R” Us Property Co. I LLC 10.750%, 07/15/17	2,900,000	3,059,500
Toys “R” Us Property Co. II LLC 8.500%, 12/01/17 (a)	1,550,000	1,610,062

		77,226,107

Savings & Loans—0.2%
People’s United Financial, Inc. 3.650%, 12/06/22	2,850,000	2,676,332
Washington Mutual Bank 6.875%, 06/15/11 (e) (f)	6,000,000	600

		2,676,932

Semiconductors—0.7%
Freescale Semiconductor, Inc. 9.250%, 04/15/18 (144A)	1,000,000	1,077,500
10.750%, 08/01/20	4,400,000	4,840,000
KLA-Tencor Corp. 6.900%, 05/01/18	2,000,000	2,328,222
Sensata Technologies B.V. 6.500%, 05/15/19 (144A) (a)	1,500,000	1,612,500

		9,858,222

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/21 (a)	2,500,000	2,687,500

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—2.2%
Dun & Bradstreet Corp. (The) 4.375%, 12/01/22 (a)	2,575,000	$2,487,465
First Data Corp. 8.250%, 01/15/21 (144A) (a)	7,000,000	7,140,000
11.250%, 03/31/16 (a)	1,211,000	1,183,753
11.250%, 01/15/21 (144A) (a)	2,925,000	2,917,687
12.625%, 01/15/21 (a)	7,650,000	8,089,875
Infor US, Inc. 9.375%, 04/01/19	2,200,000	2,384,250
Mantech International Corp. 7.250%, 04/15/18 (a)	2,500,000	2,600,000
Nuance Communications, Inc. 5.375%, 08/15/20 (144A)	1,750,000	1,710,625

Sophia L.P. / Sophia Finance, Inc. 9.750%, 01/15/19 (144A)	3,000,000	3,210,000

		31,723,655

Telecommunications—8.6%
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	2,795,000	2,635,562
CenturyLink, Inc. 6.150%, 09/15/19 (a)	5,000,000	5,200,000
6.450%, 06/15/21 (a)	3,400,000	3,544,500
Clearwire Communications LLC / Clearwire Finance, Inc. 12.000%, 12/01/15 (144A) (a)	2,200,000	2,337,500
14.750%, 12/01/16 (144A)	600,000	819,000
CommScope Holding Co., Inc. 6.625%, 06/01/20 (144A) (c)	1,650,000	1,575,750
CommScope, Inc. 8.250%, 01/15/19 (144A)	1,500,000	1,601,250
CPI International, Inc. 8.000%, 02/15/18	2,500,000	2,575,000
Cricket Communications, Inc. 7.750%, 10/15/20 (a)	5,700,000	5,472,000
Crown Castle International Corp. 5.250%, 01/15/23	1,350,000	1,296,000
Digicel Group, Ltd. 10.500%, 04/15/18 (144A)	2,500,000	2,650,000
Digicel, Ltd. 7.000%, 02/15/20 (144A)	3,000,000	3,030,000
DigitalGlobe, Inc. 5.250%, 02/01/21 (144A)	2,400,000	2,304,000
Frontier Communications Corp. 7.125%, 01/15/23 (a)	750,000	746,250
7.625%, 04/15/24 (a)	1,400,000	1,403,500
9.250%, 07/01/21 (a)	1,225,000	1,399,562
Hughes Satellite Systems Corp. 7.625%, 06/15/21	5,000,000	5,312,500
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19	850,000	889,313
7.500%, 04/01/21 (a)	3,750,000	3,937,500
Intelsat Luxembourg S.A. 6.750%, 06/01/18 (144A)	525,000	528,938

Telecommunications—(Continued)
Intelsat Luxembourg S.A.
7.750%, 06/01/21 (144A)	3,175,000	$3,206,750
8.125%, 06/01/23 (144A) (a)	1,320,000	1,362,900
Matterhorn Mobile S.A. 6.750%, 05/15/19 (144A) (CHF)	1,325,000	1,430,840
MetroPCS Wireless, Inc. 6.625%, 11/15/20	2,000,000	2,075,000
7.875%, 09/01/18	3,500,000	3,727,500
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A) (a)	900,000	855,234
NeuStar, Inc. 4.500%, 01/15/23 (144A)	1,425,000	1,346,625
NII Capital Corp. 8.875%, 12/15/19 (a)	1,500,000	1,267,500
Sable International Finance, Ltd. 8.750%, 02/01/20 (144A) (a)	2,225,000	2,447,500
SBA Telecommunications, Inc. 5.750%, 07/15/20 (144A) (a)	2,000,000	2,005,000
8.250%, 08/15/19	1,950,000	2,110,875
SES S.A. 3.600%, 04/04/23 (144A) (a)	1,585,000	1,540,905

Softbank Corp. 4.500%, 04/15/20 (144A)	2,300,000	2,216,625
Sprint Capital Corp. 6.900%, 05/01/19	10,000,000	10,400,000
Sprint Nextel Corp. 7.000%, 03/01/20 (144A)	3,000,000	3,240,000
7.000%, 08/15/20 (a)	4,400,000	4,620,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	3,600,000	3,843,000
Telemar Norte Leste S.A. 5.500%, 10/23/20 (144A)	2,095,000	1,948,350
Telemovil Finance Co., Ltd. 8.000%, 10/01/17 (144A)	2,700,000	2,855,250
UPCB Finance V, Ltd. 7.250%, 11/15/21 (144A)	2,850,000	3,013,875
ViaSat, Inc. 6.875%, 06/15/20	2,000,000	2,110,000
Vimpel-Communications Via VIP Finance Ireland, Ltd. OJSC 7.748%, 02/02/21 (144A) (a)	2,125,000	2,265,781
Wind Acquisition Finance S.A. 7.250%, 02/15/18 (144A)	1,500,000	1,511,250
11.750%, 07/15/17 (144A)	6,500,000	6,760,000
Windstream Corp. 7.000%, 03/15/19	3,500,000	3,508,750
7.500%, 04/01/23 (a)	1,500,000	1,522,500

		122,450,135

Textiles—0.1%
SIWF Merger Sub, Inc. / Springs Industries, Inc. 6.250%, 06/01/21 (144A) (a)	900,000	882,000

Transportation—1.2%
Florida East Coast Railway Corp. 8.125%, 02/01/17	5,500,000	5,816,250

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Gulfmark Offshore, Inc. 6.375%, 03/15/22	3,225,000	$3,200,812
Kansas City Southern de Mexico S.A. de C.V. 2.350%, 05/15/20 (144A)	2,000,000	1,934,912
Martin Midstream Partners L.P. / Martin Midstream Finance Corp. 7.250%, 02/15/21 (144A) (a)	1,000,000	1,005,000
Viterra, Inc. 5.950%, 08/01/20 (144A)	4,250,000	4,493,640
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	850,000	845,750

		17,296,364

Trucking & Leasing—0.2%
NESCO LLC / NESCO Holdings Corp. 11.750%, 04/15/17 (144A) (a)	2,400,000	2,604,000

Total Corporate Bonds & Notes (Cost $1,125,617,539)		1,149,860,221

Convertible Bonds—11.6%

Airlines—0.3%
United Airlines, Inc. 4.500%, 01/15/15	2,600,000	4,545,125

Apparel—0.2%
Iconix Brand Group, Inc. 1.500%, 03/15/18 (144A)	2,500,000	2,792,188

Auto Manufacturers—0.4%
Ford Motor Co. 4.250%, 11/15/16	1,200,000	2,168,250
Volkswagen International Finance NV 5.500%, 11/09/15 (144A) (EUR)	2,600,000	3,467,610

		5,635,860

Auto Parts & Equipment—0.1%
Meritor, Inc. 4.000%, 02/15/27 (g)	2,000,000	1,767,500

Biotechnology—0.8%
Corsicanto, Ltd. 3.500%, 01/15/32	2,000,000	2,127,500
Gilead Sciences, Inc. 1.625%, 05/01/16 (a)	2,650,000	5,997,281
Illumina, Inc. 0.250%, 03/15/16 (144A)	2,500,000	2,703,125

		10,827,906

Coal—0.1%
Alpha Natural Resources, Inc. 3.750%, 12/15/17	1,200,000	1,020,000

Commercial Services—0.5%
Alliance Data Systems Corp. 1.750%, 08/01/13	3,000,000	6,815,625

Computers—0.4%
EMC Corp. 1.750%, 12/01/13	1,000,000	$1,477,500
SanDisk Corp. 1.500%, 08/15/17 (a)	2,750,000	3,666,094

		5,143,594

Diversified Financial Services—0.6%
Affiliated Managers Group, Inc. 3.950%, 08/15/38 (a)	6,350,000	8,167,687

Electrical Components & Equipment—0.1%
SunPower Corp. 0.750%, 06/01/18 (144A)	1,425,000	1,473,450

Healthcare-Products—0.1%
Hologic, Inc. 2.000%, 03/01/42 (a) (g)	1,500,000	1,484,063

Healthcare-Services—0.5%
Brookdale Senior Living, Inc. 2.750%, 06/15/18 (a)	3,650,000	4,297,875
LifePoint Hospitals, Inc. 3.500%, 05/15/14 (a)	1,100,000	1,189,375
WellPoint, Inc. 2.750%, 10/15/42 (144A)	1,500,000	1,867,500

		7,354,750

Household Products/Wares—0.2%
Jarden Corp. 1.875%, 09/15/18 (144A) (a)	3,000,000	3,369,375

Internet—0.4%
priceline.com, Inc. 1.000%, 03/15/18 (a)	2,750,000	3,196,875
1.250%, 03/15/15	437,280	1,194,048
Shutterfly, Inc. 0.250%, 05/15/18 (144A)	1,075,000	1,183,172

		5,574,095

Lodging—0.1%
MGM Resorts International 4.250%, 04/15/15	825,000	923,484

Machinery-Diversified—0.7%
Altra Holdings, Inc. 2.750%, 03/01/31	3,200,000	3,826,000
Chart Industries, Inc. 2.000%, 08/01/18	4,500,000	6,747,187

		10,573,187

Media—0.2%
Liberty Interactive LLC 0.750%, 03/30/43 (144A)	2,200,000	2,414,500

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.3%
Danaher Corp. Zero Coupon, 01/22/21	2,500,000	$4,600,000

Oil & Gas—0.4%
Chesapeake Energy Corp. 2.500%, 05/15/37 (a)	2,200,000	2,072,125
Cobalt International Energy, Inc. 2.625%, 12/01/19	3,000,000	3,181,875

		5,254,000

Oil & Gas Services—0.3%
Hornbeck Offshore Services, Inc. 1.500%, 09/01/19 (144A)	3,500,000	4,243,750

Pharmaceuticals—1.7%
ALZA Corp. Zero Coupon, 07/28/20	5,000,000	5,887,500
Auxilium Pharmaceuticals, Inc. 1.500%, 07/15/18	325,000	313,422
BioMarin Pharmaceutical, Inc. 1.875%, 04/23/17	1,650,000	4,571,531
Medivation, Inc. 2.625%, 04/01/17 (a)	4,300,000	5,426,063
Mylan, Inc. 3.750%, 09/15/15	1,750,000	4,147,500

Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	950,000	2,163,031
Theravance, Inc. 3.000%, 01/15/15	1,055,000	1,569,972

		24,079,019

Real Estate Investment Trusts—0.8%
Boston Properties L.P. 3.625%, 02/15/14 (144A) (a)	2,000,000	2,066,250
Host Hotels & Resorts L.P. 2.500%, 10/15/29 (144A)	4,800,000	6,510,000
ProLogis L.P. 3.250%, 03/15/15 (a)	2,700,000	3,116,812

		11,693,062

Semiconductors—1.2%
Intel Corp. 3.250%, 08/01/39	4,250,000	5,416,094
Micron Technology, Inc. 2.375%, 05/01/32 (144A)	1,625,000	2,595,938
ON Semiconductor Corp. 2.625%, 12/15/26	3,500,000	3,554,687
Xilinx, Inc. 2.625%, 06/15/17 (a)	3,500,000	5,000,625

		16,567,344

Software—1.0%
Concur Technologies, Inc. 0.500%, 06/15/18 (144A)	775,000	771,125
NetSuite, Inc. 0.250%, 06/01/18 (144A)	2,700,000	2,747,250

Software—(Continued)
Nuance Communications, Inc. 2.750%, 08/15/27 (a)	3,750,000	$4,328,906
2.750%, 11/01/31 (a)	1,600,000	1,648,000
Salesforce.com, Inc. 0.750%, 01/15/15 (a)	2,300,000	4,164,438
Workday, Inc. 0.750%, 07/15/18 (144A)	1,360,000	1,383,800

		15,043,519

Telecommunications—0.2%
Nortel Networks Corp. 2.125%, 04/15/14 (e)	3,300,000	3,203,062

Total Convertible Bonds (Cost $148,988,249)		164,566,145

Convertible Preferred Stocks—2.8%

Aerospace & Defense—0.4%
United Technologies Corp. 7.500%, 08/01/15 (a)	100,000	5,936,000

Auto Components—0.1%
Cooper-Standard Holding, Inc. 7.000%, 12/31/49 (c)	5,543	1,094,743

Automobiles—0.2%
General Motors Co. Series B 4.750%, 12/01/13 (a)	65,000	3,130,400

Capital Markets—0.2%
AMG Capital Trust I 5.100%, 04/15/36	40,000	2,486,000

Commercial Banks—0.5%
Fifth Third Bancorp Series G 8.500%, 12/31/49	45,000	7,014,150

Diversified Financial Services—0.2%
Bank of America Corp. Series L 7.250%, 12/31/49 (a)	2,500	2,776,250

Diversified Telecommunication Services—0.0%
Intelsat S.A. Series A 5.750%, 05/01/16 (h)	6,000	330,000

Electric Utilities—0.5%
NextEra Energy, Inc. 5.889%, 09/01/15	65,000	3,610,100
PPL Corp. 8.750%, 05/01/14 (a)	55,000	2,971,100

		6,581,200

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Convertible Preferred Stocks—(Continued)

Security Description	Shares	Value

Iron/Steel—0.1%
ArcelorMittal 6.000%, 01/15/16	50,000	$937,500

Metals & Mining—0.2%
Cliffs Natural Resources, Inc. 7.000%, 02/01/16 (a)	150,000	2,661,000

Real Estate Investment Trusts—0.2%
Alexandria Real Estate Equities, Inc. Series D 7.000%, 12/31/49	70,000	1,812,300
Weyerhaeuser Co. Series A 6.375%, 07/01/16 (h)	29,925	1,526,474

		3,338,774

Road & Rail—0.2%
Genesee & Wyoming, Inc. 5.000%, 10/01/15	30,000	3,559,500

Total Convertible Preferred Stocks (Cost $37,054,721)		39,845,517

Common Stocks—1.4%

Auto Components—0.1%
Cooper-Standard Holding, Inc. (a) (h)	19,899	925,303

Biotechnology—0.1%
Vertex Pharmaceuticals, Inc. (a) (h)	15,522	1,239,742

Chemicals—0.3%
Axiall Corp. (a)	30,000	1,277,400
Monsanto Co.	30,000	2,964,000

		4,241,400

Communications Equipment—0.1%
Palo Alto Networks, Inc. (a) (h)	30,000	1,264,800

Food Products—0.0%
Boulder Brands, Inc. (a) (h)	25,000	301,250

Health Care Providers & Services—0.1%
Team Health Holdings, Inc. (a) (h)	40,000	1,642,800

Oil, Gas & Consumable Fuels—0.2%
Concho Resources, Inc. (a) (h)	29,500	2,469,740
Kodiak Oil & Gas Corp. (a) (h)	100,000	889,000

		3,358,740

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp. (h)	1,867,500	208,993

Personal Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A (a)	20,000	1,315,400

Pharmaceuticals—0.0%
Bristol-Myers Squibb Co. (a)	10,000	$446,900

Semiconductors & Semiconductor Equipment—0.1%
Broadcom Corp. - Class A (a)	25,000	844,000
NVIDIA Corp. (a)	45,000	631,350

		1,475,350

Software—0.2%
Informatica Corp. (a) (h)	35,000	1,224,300
VMware, Inc. - Class A (a) (h)	20,000	1,339,800

		2,564,100

Thrifts & Mortgage Finance—0.1%
Federal National Mortgage Association (a) (h)	227,275	320,458
Nationstar Mortgage Holdings, Inc. (a) (h)	20,000	748,800

		1,069,258

Total Common Stocks (Cost $25,672,039)		20,054,036

U.S. Treasury & Government Agencies—0.9%

Agency Sponsored Mortgage-Backed—0.9%
Fannie Mae 30 Yr. Pool 3.500%, TBA (i) (Cost $12,265,313)	12,000,000	12,181,874

Preferred Stocks—0.4%

Commercial Banks—0.4%
GMAC Capital Trust I, 8.125% (b)	50,000	1,302,500
Texas Capital Bancshares, Inc., 6.500%	86,800	2,125,732
U.S. Bancorp. Series A, 3.500% (a) (b)	2,305	1,976,399

		5,404,631

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association, Series S, 8.250% (b) (h)	136,300	620,165

Total Preferred Stocks (Cost $8,670,566)		6,024,796

Municipals—0.3%
Metropolitan Government of Nashville & Davidson County, Convention Center Authority, Build America Bonds 6.731%, 07/01/43 (Cost $3,403,215)	3,350,000	3,890,958

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Investment Company Security—0.2%

Security Description	Shares/ Principal Amount*	Value
SPDR S&P 500 ETF Trust (a) (Cost $3,372,163)	20,000	$3,200,200

Foreign Government—0.1%

Sovereign—0.1%
Bermuda Government International Bond 4.138%, 01/03/23 (144A) (a) (Cost $1,750,000)	1,750,000	1,723,750

Warrants—0.1%

Auto Components—0.1%
Cooper-Standard Holding, Inc., Strike Price $27.33, Expires 11/27/17 (h)	20,875	438,375

Media—0.0%
Ion Media Second Lien Warrants, Expires 12/18/16 (h)	395	122,450
Ion Media Unsecured Debt Warrant Restricted, Expires 12/18/16 (h)	390	48,750

		171,200

Total Warrants (Cost $2,394,059)		609,575

Short-Term Investments—19.6%

Mutual Fund—19.0%
State Street Navigator Securities Lending MET Portfolio (j)	269,360,869	269,360,869

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $9,040,008, on 07/01/13 collateralized by $9,305,000 U.S. Treasury Note at 0.750% due 06/30/2017 with a value of $9,223,581.	9,040,000	9,040,000

Total Short-Term Investments (Cost $278,400,869)		278,400,869

Total Investments—118.3% (Cost $1,647,588,733) (k)		1,680,357,941
Other assets and liabilities (net)—(18.3)%		(259,703,920)

Net Assets—100.0%		$1,420,654,021

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $260,463,925 and the collateral received consisted of cash in the amount of $269,360,869. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $290,084.
(e)	Security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent less than 0.05% of net assets.
(g)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(h)	Non-income producing security.
(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	As of June 30, 2013, the aggregate cost of investments was $1,647,588,733. The aggregate unrealized appreciation and depreciation of investments were $74,770,759 and $(42,001,551), respectively, resulting in net unrealized appreciation of $32,769,208.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $465,571,035, which is 32.8% of net assets.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
U.S. Treasury Note 10 Year Futures	09/19/13	(275)	USD (35,668,168)	$863,481

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$6,191,625	$—	$6,191,625
Aerospace/Defense	—	25,195,665	—	25,195,665
Agriculture	—	3,277,500	—	3,277,500
Airlines	—	3,490,967	—	3,490,967
Apparel	—	3,965,375	—	3,965,375
Auto Manufacturers	—	3,528,750	—	3,528,750
Auto Parts & Equipment	—	13,232,438	—	13,232,438
Banks	—	39,373,257	—	39,373,257
Beverages	—	3,108,375	—	3,108,375
Biotechnology	—	3,780,000	—	3,780,000
Chemicals	—	43,523,156	—	43,523,156
Coal	—	1,215,000	—	1,215,000
Commercial Services	—	44,532,844	—	44,532,844
Computers	—	16,531,000	—	16,531,000
Construction Materials	—	12,485,487	—	12,485,487
Distribution/Wholesale	—	4,514,750	—	4,514,750
Diversified Financial Services	—	51,849,834	—	51,849,834
Electric	—	28,027,808	—	28,027,808
Electrical Components & Equipment	—	4,655,625	—	4,655,625
Electronics	—	3,289,500	—	3,289,500
Energy-Alternate Sources	—	2,207,585	—	2,207,585
Engineering & Construction	—	6,917,500	—	6,917,500
Entertainment	—	26,700,335	—	26,700,335
Environmental Control	—	2,740,500	—	2,740,500
Food	—	15,428,888	—	15,428,888
Forest Products & Paper	—	6,301,000	—	6,301,000
Gas	—	1,353,375	—	1,353,375
Hand/Machine Tools	—	7,373,250	—	7,373,250
Healthcare-Products	—	5,824,662	—	5,824,662
Healthcare-Services	—	42,983,125	—	42,983,125
Holding Companies-Diversified	—	1,413,750	—	1,413,750
Home Builders	—	10,348,500	—	10,348,500
Household Products	—	8,647,642	—	8,647,642
Household Products/Wares	—	21,295,938	—	21,295,938
Housewares	—	4,121,375	—	4,121,375
Insurance	—	9,499,738	—	9,499,738
Internet	—	9,719,600	—	9,719,600
Iron/Steel	—	5,612,854	—	5,612,854

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Leisure Time	$—	$2,784,000	$—	$2,784,000
Lodging	—	9,831,500	—	9,831,500
Machinery-Diversified	—	10,855,267	—	10,855,267
Media	—	57,706,438	—	57,706,438
Metal Fabricate/Hardware	—	7,398,944	—	7,398,944
Mining	—	10,294,455	—	10,294,455
Miscellaneous Manufacturing	—	20,988,500	—	20,988,500
Office Furnishings	—	3,240,432	—	3,240,432
Oil & Gas	—	139,069,757	—	139,069,757
Oil & Gas Services	—	21,373,500	—	21,373,500
Packaging & Containers	—	28,658,888	—	28,658,888
Pharmaceuticals	—	5,866,250	—	5,866,250
Pipelines	—	34,563,105	—	34,563,105
Real Estate	—	1,079,400	—	1,079,400
Real Estate Investment Trusts	—	24,486,297	—	24,486,297
Retail	—	77,226,107	—	77,226,107
Savings & Loans	—	2,676,332	600	2,676,932
Semiconductors	—	9,858,222	—	9,858,222
Shipbuilding	—	2,687,500	—	2,687,500
Software	—	31,723,655	—	31,723,655
Telecommunications	—	122,450,135	—	122,450,135
Textiles	—	882,000	—	882,000
Transportation	—	17,296,364	—	17,296,364
Trucking & Leasing	—	2,604,000	—	2,604,000
Total Corporate Bonds & Notes	—	1,149,859,621	600	1,149,860,221
Total Convertible Bonds*	—	164,566,145	—	164,566,145
Convertible Preferred Stocks
Aerospace & Defense	5,936,000	—	—	5,936,000
Auto Components	—	1,094,743	—	1,094,743
Automobiles	3,130,400	—	—	3,130,400
Capital Markets	2,486,000	—	—	2,486,000
Commercial Banks	7,014,150	—	—	7,014,150
Diversified Financial Services	2,776,250	—	—	2,776,250
Diversified Telecommunication Services	330,000	—	—	330,000
Electric Utilities	6,581,200	—	—	6,581,200
Iron/Steel	937,500	—	—	937,500
Metals & Mining	2,661,000	—	—	2,661,000
Real Estate Investment Trusts	3,338,774	—	—	3,338,774
Road & Rail	—	3,559,500	—	3,559,500
Total Convertible Preferred Stocks	35,191,274	4,654,243	—	39,845,517
Common Stocks
Auto Components	925,303	—	—	925,303
Biotechnology	1,239,742	—	—	1,239,742
Chemicals	4,241,400	—	—	4,241,400
Communications Equipment	1,264,800	—	—	1,264,800
Food Products	301,250	—	—	301,250
Health Care Providers & Services	1,642,800	—	—	1,642,800
Oil, Gas & Consumable Fuels	3,358,740	—	—	3,358,740
Paper & Forest Products	—	208,993	—	208,993
Personal Products	1,315,400	—	—	1,315,400
Pharmaceuticals	446,900	—	—	446,900
Semiconductors & Semiconductor Equipment	1,475,350	—	—	1,475,350
Software	2,564,100	—	—	2,564,100
Thrifts & Mortgage Finance	1,069,258	—	—	1,069,258
Total Common Stocks	19,845,043	208,993	—	20,054,036
Total U.S. Treasury & Government Agencies*	—	12,181,874	—	12,181,874

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Commercial Banks	$3,428,232	$1,976,399	$—	$5,404,631
Thrifts & Mortgage Finance	620,165	—	—	620,165
Total Preferred Stocks	4,048,397	1,976,399	—	6,024,796
Total Municipals	—	3,890,958	—	3,890,958
Total Investment Company Security	3,200,200	—	—	3,200,200
Total Foreign Government*	—	1,723,750	—	1,723,750
Warrants
Auto Components	438,375	—	—	438,375
Media	—	171,200	—	171,200
Total Warrants	438,375	171,200	—	609,575
Short-Term Investments
Mutual Fund	269,360,869	—	—	269,360,869
Repurchase Agreement	—	9,040,000	—	9,040,000
Total Short-Term Investments	269,360,869	9,040,000	—	278,400,869
Total Investments	$332,084,158	$1,348,273,183	$600	$1,680,357,941

Collateral for securities loaned (Liability)	$—	$(269,360,869)	$—	$(269,360,869)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$863,481	$—	$—	$863,481

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Accrued Premiums	Change in Unrealized Depreciation	Balance as of June 30, 2013	Change in Unrealized Depreciation from Investments still Held at June 30, 2013
Corporate Bonds & Notes
Saving & Loans	$600	$75	$(75)	$600	$(75)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,680,357,941
Cash	367,674
Receivable for:
Investments sold	3,826,784
Fund shares sold	460,967
Dividends	301,259
Interest	21,954,895
Net variation margin on futures contracts	21,486

Total Assets	1,707,291,006
Liabilities
Payables for:
Investments purchased	2,897,542
TBA securities purchased	12,265,313
Fund shares redeemed	1,066,016
Collateral for securities loaned	269,360,869
Accrued expenses:
Management fees	606,958
Distribution and service fees	167,589
Deferred trustees’ fees	41,001
Other expenses	231,697

Total Liabilities	286,636,985

Net Assets	$1,420,654,021

Net assets consist of:
Paid in surplus	$1,321,060,441
Undistributed net investment income	39,643,834
Accumulated net realized gain	26,317,435
Unrealized appreciation on investments, futures contracts and foreign currency transactions	33,632,311

Net Assets	$1,420,654,021

Net Assets
Class A	$612,043,693
Class B	785,772,822
Class E	22,837,506
Capital Shares Outstanding*
Class A	48,025,234
Class B	62,251,494
Class E	1,804,610
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.74
Class B	12.62
Class E	12.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,647,588,733.
(b)	Includes securities loaned at value of $260,463,925.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$1,403,585
Interest	44,934,329
Securities lending income	474,919
Other income	470,193

Total investment income	47,283,026
Expenses
Management fees	3,861,424
Administration fees	19,239
Custodian and accounting fees	86,572
Distribution and service fees—Class B	1,015,393
Distribution and service fees—Class E	17,860
Audit and tax services	30,535
Legal	9,656
Trustees’ fees and expenses	13,422
Shareholder reporting	49,985
Insurance	5,062
Miscellaneous	5,279

Total expenses	5,114,427

Net Investment Income	42,168,599

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	30,649,966
Futures contracts	127,305
Foreign currency transactions	2,211

Net realized gain	30,779,482

Net change in unrealized appreciation (depreciation) on:
Investments	(44,784,939)
Futures contracts	819,904
Foreign currency transactions	(1,656)

Net change in unrealized depreciation	(43,966,691)

Net realized and unrealized loss	(13,187,209)

Net Increase in Net Assets From Operations	$28,981,390

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$42,168,599	$87,655,076
Net realized gain	30,779,482	29,879,340
Net change in unrealized appreciation (depreciation)	(43,966,691)	72,790,457

Increase in net assets from operations	28,981,390	190,324,873

From Distributions to Shareholders
Net investment income
Class A	(42,518,412)	(53,800,785)
Class B	(53,791,660)	(57,914,519)
Class E	(1,589,195)	(1,768,268)

Total distributions	(97,899,267)	(113,483,572)

Decrease in net assets from capital share transactions	(69,783,132)	(37,787,980)

Total Increase (Decrease) in Net Assets	(138,701,009)	39,053,321

Net Assets
Beginning of period	1,559,355,030	1,520,301,709

End of period	$1,420,654,021	$1,559,355,030

Undistributed Net Investment Income
End of period	$39,643,834	$95,374,502

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,973,649	$40,303,101	1,978,444	$25,774,729
Reinvestments	3,285,813	42,518,412	4,314,417	53,800,785
Redemptions	(12,068,317)	(165,988,623)	(8,385,601)	(108,358,346)

Net decrease	(5,808,855)	$(83,167,110)	(2,092,740)	$(28,782,832)

Class B
Sales	2,309,705	$30,668,241	4,297,729	$55,496,360
Reinvestments	4,195,917	53,791,660	4,681,853	57,914,519
Redemptions	(5,385,926)	(71,167,503)	(9,421,788)	(120,873,781)

Net increase (decrease)	1,119,696	$13,292,398	(442,206)	$(7,462,902)

Class E
Sales	159,457	$2,132,255	119,412	$1,540,585
Reinvestments	123,673	1,589,195	142,717	1,768,268
Redemptions	(273,388)	(3,629,870)	(376,601)	(4,851,099)

Net increase (decrease)	9,742	$91,580	(114,472)	$(1,542,246)

Decrease derived from capital shares transactions		$(69,783,132)		$(37,787,980)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.43		$12.80	$12.98	$12.24	$9.72	$12.63

Income (Loss) from Investment Operations
Net investment income (a)	0.38		0.75	0.80	0.79	0.78	0.78
Net realized and unrealized gain (loss) on investments	(0.14)		0.86	(0.17)	0.76	2.61	(3.00)

Total from investment operations	0.24		1.61	0.63	1.55	3.39	(2.22)

Less Distributions
Distributions from net investment income	(0.93)		(0.98)	(0.81)	(0.81)	(0.87)	(0.51)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.18)

Total distributions	(0.93)		(0.98)	(0.81)	(0.81)	(0.87)	(0.69)

Net Asset Value, End of Period	$12.74		$13.43	$12.80	$12.98	$12.24	$9.72

Total Return (%) (b)	1.70	(c)	13.19	4.83	13.18	37.12	(18.40)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.54	(d)	0.54	0.54	0.53	0.55	0.53
Ratio of net investment income to average net assets (%)	5.67	(d)	5.76	6.18	6.40	7.21	6.84
Portfolio turnover rate (%)	25	(c)	47	36	42	39	25
Net assets, end of period (in millions)	$612.0		$722.9	$715.6	$1,163.2	$1,006.5	$933.7

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.29		$12.67	$12.87	$12.14	$9.65	$12.54

Income (Loss) from Investment Operations
Net investment income (a)	0.36		0.71	0.76	0.76	0.74	0.75
Net realized and unrealized gain (loss) on investments	(0.13)		0.86	(0.19)	0.76	2.59	(2.97)

Total from investment operations	0.23		1.57	0.57	1.52	3.33	(2.22)

Less Distributions
Distributions from net investment income	(0.90)		(0.95)	(0.77)	(0.79)	(0.84)	(0.49)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.18)

Total distributions	(0.90)		(0.95)	(0.77)	(0.79)	(0.84)	(0.67)

Net Asset Value, End of Period	$12.62		$13.29	$12.67	$12.87	$12.14	$9.65

Total Return (%) (b)	1.62	(c)	12.95	4.46	12.97	36.77	(18.60)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	(d)	0.79	0.79	0.78	0.80	0.78
Ratio of net investment income to average net assets (%)	5.42	(d)	5.51	5.98	6.16	6.93	6.57
Portfolio turnover rate (%)	25	(c)	47	36	42	39	25
Net assets, end of period (in millions)	$785.8		$812.6	$780.4	$805.0	$740.0	$533.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.33		$12.71	$12.89	$12.16	$9.67	$12.56

Income (Loss) from Investment Operations
Net investment income (a)	0.37		0.72	0.78	0.77	0.76	0.76
Net realized and unrealized gain (loss) on investments	(0.13)		0.86	(0.18)	0.76	2.58	(2.97)

Total from investment operations	0.24		1.58	0.60	1.53	3.34	(2.21)

Less Distributions
Distributions from net investment income	(0.91)		(0.96)	(0.78)	(0.80)	(0.85)	(0.50)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.18)

Total distributions	(0.91)		(0.96)	(0.78)	(0.80)	(0.85)	(0.68)

Net Asset Value, End of Period	$12.66		$13.33	$12.71	$12.89	$12.16	$9.67

Total Return (%) (b)	1.71	(c)	13.01	4.69	13.03	36.87	(18.52)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	(d)	0.69	0.69	0.68	0.70	0.68
Ratio of net investment income to average net assets (%)	5.52	(d)	5.61	6.07	6.26	7.03	6.66
Portfolio turnover rate (%)	25	(c)	47	36	42	39	25
Net assets, end of period (in millions)	$22.8		$23.9	$24.3	$30.0	$32.7	$23.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-25

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due

MIST-26

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to convertible preferred stocks, foreign currency transactions, premium amortization adjustments, contingent payment debt instruments, and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $9,040,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$863,481

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$127,305

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$819,904

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures contracts short	$19,750,000

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-28

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$12,265,313	$366,707,366	$0	$488,106,370

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-29

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,861,424	0.600%	First $250 million
	0.550%	$250 million to $500 million
	0.500%	$500 million to $1 billion
	0.450%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$113,483,572	$123,340,986	$—	$—	$113,483,572	$123,340,986

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$97,718,168	$—	$72,543,462	$(1,714,547)	$168,547,083

MIST-30

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $1,714,547.

MIST-31

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Lord Abbett Mid Cap Value Portfolio returned 14.48%, 14.32%, and 14.40% respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 16.10%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2013, equity investors appeared to focus on a better outlook for the U.S. economy and continued monetary accommodation from the U.S. Federal Reserve (“Fed”), as they brushed aside concerns about the effect of reduced government spending on growth. While U.S. economic growth was lackluster by historical standards, it stood in contrast to a eurozone mired in recession. Meanwhile, growth in China and other key emerging markets continued to moderate.

U.S. gross domestic product rose 1.8% (third estimate) in the first quarter, up from 0.4% in the previous quarter. Among the factors contributing most to first-quarter growth were stronger consumption, and increases in residential construction and business investment; weighing on growth was a large contraction in government spending and a decline in exports. A widely followed report on manufacturing signaled an improvement in that sector. In June, the Institute for Supply Management’s manufacturing index (a monthly survey of purchasing managers in 18 U.S. manufacturing industries) moved above the critical 50% threshold, recovering from the year’s only sub-50% reading, posted in May. Readings below 50% generally indicate that the manufacturing sector is contracting.

In the consumer sector, the housing market continued its recovery during the first half of the year. Sales of previously owned homes improved slightly over the second half of 2012, with prices firming. Retail sales grew modestly, with the final monthly report before the end of the second quarter showing a 0.6% gain for May. The U.S. economy continued to add jobs at a moderate pace in the year’s first half, led by gains in the service sector. In the first five months of the year, the unemployment rate held below 8%, where it has remained since September 2012.

Inflation remained subdued during the first five months of the year, with overall consumer prices decreasing in March and April. U.S. monetary policy remained accommodative, with the Fed maintaining the fed funds rate at 0–0.25%. The central bank also continued its quantitative easing efforts via the monthly purchase of $40 billion in agency mortgage-backed securities and $45 billion in longer-term Treasury securities. In his May 22 testimony before Congress, Fed chairman Ben Bernanke said the central bank “is prepared to increase or reduce the pace of its asset purchases to ensure that the stance of monetary policy remains appropriate as the outlook for the labor market or inflation changes.”

Investor concern that the Fed would begin to reduce accommodation by slowing the pace of bond purchases contributed to higher yields and lower prices on Treasury notes through June 2013. Market commentators noted that the prospect of continued improvement in the U.S. economy could give the Fed room to withdraw stimulus.

The S&P 500 Index rose 13.8% in the first half of 2013. The index reached a record high on May 21. Of the 10 major sectors, four outperformed the broader market: Financials, Consumer Discretionary, Consumer Staples and Health Care. Growth stocks (as represented by the Russell 3000 Growth Index) underperformed value stocks (as represented by the Russell 3000 Value Index). Large cap stocks (as represented by the Russell 1000 Index) underperformed small caps (as represented by the Russell 2000 Index).

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2013, the Portfolio underperformed the Russell Midcap Value Index (the “Index”). All of the Portfolio’s underperformance occurred during the first quarter. Strong stock selection enabled the Portfolio to outperform its benchmark during the second quarter.

During the six month period, stock selection within the Information Technology and Consumer Staples sectors detracted from the Portfolio’s relative performance. Within Information Technology, shares of Arrow Electronics, Inc., a provider of products and services to industrial and commercial users of electronic components and enterprise computing solutions, underperformed due to weak demand and disappointing system distribution sales partly related to steep revenue declines in its largest supplier’s server and storage businesses. In addition, shares of Broadcom Corporation, a global semiconductor solutions company that was eliminated from the Portfolio during the period, underperformed due to concerns about recent weakness in smartphone sales, which investors fear will impact component suppliers. Within Consumer Staples, shares of Bunge Ltd., a global agribusiness and food company, underperformed after the company reported fourth quarter 2012 results below consensus expectations. The agribusiness and sugar divisions were the main drivers of weakness. The Portfolio’s relative performance was also hurt by an overweight allocation within the Materials sector.

Contributing to relative performance during the six month period was positive stock selection and an overweight allocation within the Health Care sector. Shares of Actavis, Inc., a generic and specialty pharmaceutical company, rallied following the announcement of a definitive agreement to acquire Warner Chilcott, a pharmaceutical company focused on women’s health. Actavis is expected to benefit from operational and tax synergies, and the merger is consistent with management’s strategy to build out its branded drug business. In addition, shares of Community Health Systems Inc., an operator of hospitals in the United States, rallied due to solid fourth quarter 2012 results driven by higher than expected flu-related admissions. The market also anticipates the company to benefit from the Patient Protection and Affordable Care Act, which is expected to have a positive impact on company’s earnings and margins as the number of

MIST-1

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

uninsured persons decreases. Stock selection within the Energy sector also benefited relative performance. Shares of Superior Energy Services, Inc., a provider of oilfield services and equipment to the international and U.S. onshore and offshore markets, rose after the company reported solid first quarter 2013 results due to improved U.S. onshore operations driven by increased pressure pumping utilization.

The Health Care sector remained the largest overweight in the Portfolio, primarily concentrated in the Health Care Providers and Services industry. We continue to focus on select Health Care providers that we believe would benefit from an increase in the insured population due to the implementation of the Patient Protection and Affordable Care Act. At the end of the period, the Materials sector was also an overweight relative to the Index, although we reduced exposure due to weakened global demand and competitive pressures. During the past six months, we increased the Portfolio’s exposure to the Information Technology sector with the addition of three new issues within the Software and Semiconductors segments. The Consumer Discretionary sector remained an underweight relative to the Index. However, we are overweight the Specialty Retail industry focusing on companies that are gaining market share and allocating capital more efficiently. The Utilities and Telecommunication Services sectors remained large underweights in the Portfolio as we find more compelling investment opportunities in other segments of the market.

Jeff Diamond

Robert P. Fetch

Portfolio Managers

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Lord Abbett Mid Cap Value Portfolio
Class A	14.48	26.82	7.41	8.49	—
Class B	14.32	26.51	7.14	8.22	—
Class E	14.40	26.65	—	—	17.83
Russell Midcap Value Index	16.10	27.65	8.87	10.92	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception of Class A shares is 8/20/1997. Inception of Class B shares is 4/3/2001. Inception of Class E shares is 4/25/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Hartford Financial Services Group, Inc.	2.1
Cigna Corp.	1.8
SunTrust Banks, Inc.	1.7
CIT Group, Inc.	1.7
Jones Lang LaSalle, Inc.	1.6
Interpublic Group of Cos., Inc. (The)	1.6
XL Group plc	1.6
Fidelity National Information Services, Inc.	1.5
Actavis, Inc.	1.5
Macy’s, Inc.	1.5

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	31.4
Industrials	12.9
Health Care	11.6
Information Technology	10.8
Consumer Discretionary	8.9
Energy	7.7
Materials	6.7
Utilities	6.4
Consumer Staples	3.6

MIST-3

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.67%	$1,000.00	$1,144.80	$3.56
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B(a)	Actual	0.92%	$1,000.00	$1,143.20	$4.89
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

Class E(a)	Actual	0.82%	$1,000.00	$1,144.00	$4.36
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Esterline Technologies Corp. (a)	140,815	$10,179,516

Automobiles—0.5%
Harley-Davidson, Inc.	108,000	5,920,560

Beverages—0.6%
Beam, Inc.	97,900	6,178,469

Capital Markets—4.4%
Affiliated Managers Group, Inc. (a)	63,400	10,393,796
Ares Capital Corp.	697,500	11,997,000
Lazard, Ltd. - Class A	141,900	4,562,085
Raymond James Financial, Inc.	323,400	13,899,732
TD Ameritrade Holding Corp. (b)	343,200	8,336,328

		49,188,941

Chemicals—3.1%
Ashland, Inc.	105,900	8,842,650
Axiall Corp.	191,200	8,141,296
CF Industries Holdings, Inc.	26,000	4,459,000
Chemtura Corp. (a)	385,000	7,815,500
International Flavors & Fragrances, Inc.	69,700	5,238,652

		34,497,098

Commercial Banks—9.1%
CIT Group, Inc. (a)	414,500	19,328,135
City National Corp. (b)	130,600	8,276,122
Comerica, Inc.	370,900	14,772,947
Fifth Third Bancorp.	736,000	13,284,800
M&T Bank Corp.	110,400	12,337,200
Signature Bank (a) (b)	62,800	5,213,656
SunTrust Banks, Inc.	614,400	19,396,608
Zions Bancorporation	303,000	8,750,640

		101,360,108

Commercial Services & Supplies—0.6%
Tyco International, Ltd.	200,000	6,590,000

Computers & Peripherals—1.7%
NCR Corp. (a)	385,100	12,704,449
NetApp, Inc. (a)	163,600	6,180,808

		18,885,257

Construction & Engineering—2.3%
Jacobs Engineering Group, Inc. (a) (b)	246,900	13,611,597
URS Corp.	258,500	12,206,370

		25,817,967

Containers & Packaging—0.9%
Rock-Tenn Co. - Class A	97,567	9,744,992

Electric Utilities—3.2%
Edison International	84,700	4,079,152
ITC Holdings Corp. (b)	65,400	5,971,020
N.V. Energy, Inc.	477,300	11,197,458

Electric Utilities—(Continued)
PPL Corp.	462,800	$14,004,328

		35,251,958

Electrical Equipment—1.1%
Eaton Corp. plc	180,200	11,858,962

Electronic Equipment, Instruments & Components—3.3%
Anixter International, Inc. (a)	195,600	14,828,436
Arrow Electronics, Inc. (a)	266,300	10,612,055
TE Connectivity, Ltd.	261,700	11,917,818

		37,358,309

Energy Equipment & Services—3.8%
Atwood Oceanics, Inc. (a) (b)	144,700	7,531,635
Cameron International Corp. (a)	90,600	5,541,096
Nabors Industries, Ltd.	366,800	5,615,708
Rowan Cos. plc - Class A (a)	219,200	7,468,144
Superior Energy Services, Inc. (a)	273,000	7,081,620
Tidewater, Inc. (b)	152,000	8,659,440

		41,897,643

Food Products—2.3%
Bunge, Ltd.	202,200	14,309,694
Kellogg Co.	93,300	5,992,659
Pinnacle Foods, Inc.	240,000	5,796,000

		26,098,353

Health Care Equipment & Supplies—0.6%
Hologic, Inc. (a)	370,000	7,141,000

Health Care Providers & Services—6.4%
Cigna Corp.	277,600	20,123,224
Community Health Systems, Inc.	275,800	12,929,504
DaVita HealthCare Partners, Inc. (a)	48,200	5,822,560
Humana, Inc.	136,500	11,517,870
Laboratory Corp. of America Holdings (a) (b)	124,400	12,452,440
Universal Health Services, Inc. - Class B	123,000	8,236,080

		71,081,678

Hotels, Restaurants & Leisure—1.1%
Hyatt Hotels Corp. - Class A (a) (b)	148,800	6,005,568
Orient-Express Hotels, Ltd. - Class A (a)	484,000	5,885,440

		11,891,008

Household Durables—1.0%
Tupperware Brands Corp.	146,900	11,412,661

Insurance—9.7%
ACE, Ltd.	131,300	11,748,724
Allstate Corp. (The)	235,300	11,322,636
Brown & Brown, Inc.	209,600	6,757,504
Everest Re Group, Ltd.	98,800	12,672,088
Hartford Financial Services Group, Inc.	761,000	23,530,120
Lincoln National Corp.	424,500	15,481,515

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Marsh & McLennan Cos., Inc.	233,600	$9,325,312
XL Group plc	575,000	17,434,000

		108,271,899

IT Services—1.5%
Fidelity National Information Services, Inc.	401,200	17,187,408

Life Sciences Tools & Services—1.5%
Life Technologies Corp. (a)	53,700	3,974,337
PerkinElmer, Inc.	380,500	12,366,250

		16,340,587

Machinery—4.1%
Dover Corp.	172,300	13,380,818
IDEX Corp.	189,700	10,207,757
Kennametal, Inc. (b)	61,700	2,395,811
Oshkosh Corp. (a)	218,000	8,277,460
Pentair, Ltd.	195,000	11,249,550

		45,511,396

Media—1.6%
Interpublic Group of Cos., Inc. (The)	1,222,000	17,780,100

Metals & Mining—2.0%
Allegheny Technologies, Inc. (b)	363,000	9,550,530
Reliance Steel & Aluminum Co.	190,800	12,508,848

		22,059,378

Multi-Utilities—3.2%
CMS Energy Corp.	473,400	12,862,278
PG&E Corp.	126,000	5,761,980
Sempra Energy	115,000	9,402,400
Wisconsin Energy Corp.	180,000	7,378,200

		35,404,858

Multiline Retail—1.5%
Macy’s, Inc.	352,400	16,915,200

Oil, Gas & Consumable Fuels—3.9%
Denbury Resources, Inc. (a)	375,000	6,495,000
Noble Energy, Inc.	185,600	11,143,424
QEP Resources, Inc.	260,200	7,228,356
Range Resources Corp.	90,700	7,012,924
Southwestern Energy Co. (a)	154,800	5,654,844
Tesoro Corp.	116,600	6,100,512

		43,635,060

Paper & Forest Products—0.7%
International Paper Co.	173,700	7,696,647

Personal Products—0.7%
Avon Products, Inc.	347,000	7,297,410

Pharmaceuticals—3.0%
Actavis, Inc. (a)	135,000	$17,039,700
Mylan, Inc. (a)	541,200	16,793,436

		33,833,136

Real Estate Investment Trusts—5.7%
BioMed Realty Trust, Inc.	475,000	9,609,250
Brandywine Realty Trust	472,900	6,393,608
Camden Property Trust	75,800	5,240,812
DDR Corp. (b)	434,000	7,226,100
Liberty Property Trust	245,600	9,077,376
Macerich Co. (The) (b)	94,800	5,779,956
Ventas, Inc.	114,400	7,946,224
Vornado Realty Trust	99,700	8,260,145
Weyerhaeuser Co.	156,400	4,455,836

		63,989,307

Real Estate Management & Development—2.2%
Jones Lang LaSalle, Inc.	197,800	18,027,492
Realogy Holdings Corp. (a)	131,200	6,302,848

		24,330,340

Road & Rail—2.2%
Hertz Global Holdings, Inc. (a)	510,000	12,648,000
Ryder System, Inc.	203,500	12,370,765

		25,018,765

Semiconductors & Semiconductor Equipment—3.1%
Analog Devices, Inc.	267,000	12,031,020
NVIDIA Corp. (b)	678,700	9,522,161
NXP Semiconductor NV (a)	215,800	6,685,484
Xilinx, Inc.	152,000	6,020,720

		34,259,385

Software—1.1%
Adobe Systems, Inc. (a)	135,000	6,150,600
Symantec Corp.	257,000	5,774,790

		11,925,390

Specialty Retail—3.1%
Abercrombie & Fitch Co. - Class A	259,600	11,746,900
Chico’s FAS, Inc.	173,417	2,958,494
CST Brands, Inc. (a) (b)	206,282	6,355,549
Pier 1 Imports, Inc.	347,000	8,151,030
Tiffany & Co.	72,100	5,251,764

		34,463,737

Trading Companies & Distributors—1.5%
HD Supply Holdings, Inc. (a)	268,500	5,045,115
WESCO International, Inc. (a) (b)	180,000	12,232,800

		17,277,915

Total Common Stocks (Cost $924,736,175)		1,105,552,398

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—8.0%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—7.1%
State Street Navigator Securities Lending MET Portfolio (c)	79,484,772	$79,484,772

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $10,476,009 on 07/01/13, collateralized by $9,940,000 U.S. Treasury Note at 4.125% due 05/15/15 with a value of $10,688,711.	10,476,000	10,476,000

Total Short-Term Investments (Cost $89,960,772)		89,960,772

Total Investments—107.2% (Cost $1,014,696,947) (d)		1,195,513,170
Other assets and liabilities (net)—(7.2)%		(80,724,194)

Net Assets—100.0%		$1,114,788,976

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $77,041,480 and the collateral received consisted of cash in the amount of $79,484,772. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,014,696,947. The aggregate unrealized appreciation and depreciation of investments were $191,678,615 and $(10,862,392), respectively, resulting in net unrealized appreciation of $180,816,223.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,105,552,398	$—	$—	$1,105,552,398
Short-Term Investments
Mutual Fund	79,484,772	—	—	79,484,772
Repurchase Agreement	—	10,476,000	—	10,476,000
Total Short-Term Investments	79,484,772	10,476,000	—	89,960,772
Total Investments	$1,185,037,170	$10,476,000	$—	$1,195,513,170

Collateral for securities loaned (Liability)	$—	$(79,484,772)	$—	$(79,484,772)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,195,513,170
Cash	649,116
Receivable for:
Investments sold	10,189,236
Fund shares sold	129,377
Dividends and interest	1,423,852

Total Assets	1,207,904,751
Liabilities
Payables for:
Investments purchased	12,108,003
Fund shares redeemed	693,634
Collateral for securities loaned	79,484,772
Accrued expenses:
Management fees	592,494
Distribution and service fees	159,591
Deferred trustees’ fees	63,943
Other expenses	13,338

Total Liabilities	93,115,775

Net Assets	$1,114,788,976

Net assets consist of:
Paid in surplus	$969,069,846
Undistributed net investment income	3,965,724
Accumulated net realized loss	(39,062,817)
Unrealized appreciation on investments	180,816,223

Net Assets	$1,114,788,976

Net Assets
Class A	$328,472,146
Class B	747,523,066
Class E	38,793,764
Capital Shares Outstanding*
Class A	16,489,125
Class B	38,007,133
Class E	1,959,408
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.92
Class B	19.67
Class E	19.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,014,696,947.
(b)	Includes securities loaned at value of $77,041,480.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$8,558,282
Interest	848
Securities lending income	209,907

Total investment income	8,769,037
Expenses
Management fees	3,578,688
Administration fees	14,020
Custodian and accounting fees	53,636
Distribution and service fees—Class B	932,392
Distribution and service fees—Class E	29,219
Audit and tax services	19,803
Legal	11,685
Trustees’ fees and expenses	14,921
Shareholder reporting	29,637
Insurance	3,515
Miscellaneous	5,981

Total expenses	4,693,497
Less management fee waiver	(14,712)
Less broker commission recapture	(19,959)

Net expenses	4,658,826

Net Investment Income	4,110,211

Net Realized and Unrealized Gain
Net realized gain on investments	70,472,103

Net change in unrealized appreciation on investments	73,438,968

Net realized and unrealized gain	143,911,071

Net Increase in Net Assets From Operations	$148,021,282

(a)	Net of foreign withholding taxes of $1,013.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,110,211	$9,133,077
Net realized gain	70,472,103	53,908,678
Net change in unrealized appreciation	73,438,968	12,305,310

Increase in net assets from operations	148,021,282	75,347,065

From Distributions to Shareholders
Net investment income
Class A	(3,052,538)	(270,664)
Class B	(5,619,674)	(1,502,171)
Class E	(326,720)	0

Total distributions	(8,998,932)	(1,772,835)

Increase (decrease) in net assets from capital share transactions	(71,911,968)	581,474,194

Total Increase in Net Assets	67,110,382	655,048,424

Net Assets
Beginning of period	1,047,678,594	392,630,170

End of period	$1,114,788,976	$1,047,678,594

Undistributed Net Investment Income
End of period	$3,965,724	$8,854,445

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	471,571	$9,119,580	842,348	$13,660,798
Shares issued through acquisition	0	0	16,541,706	281,043,573
Reinvestments	162,110	3,052,538	16,305	270,664
Redemptions	(1,483,677)	(28,749,302)	(2,373,212)	(39,226,118)

Net increase (decrease)	(849,996)	$(16,577,184)	15,027,147	$255,748,917

Class B
Sales	1,062,245	$20,187,644	1,962,903	$31,424,405
Shares issued through acquisition	0	0	21,669,916	363,837,884
Reinvestments	302,133	5,619,674	91,540	1,502,171
Redemptions	(4,044,383)	(77,381,682)	(6,566,763)	(107,582,351)

Net increase (decrease)	(2,680,005)	$(51,574,364)	17,157,596	$289,182,109

Class E (a)
Sales	40,680	$781,557	46,266	$752,221
Shares issued through acquisition	0	0	2,418,202	40,867,612
Reinvestments	17,453	326,720	0	0
Redemptions	(253,946)	(4,868,697)	(309,247)	(5,076,665)

Net increase (decrease)	(195,813)	$(3,760,420)	2,155,221	$36,543,168

Increase (decrease) derived from capital shares transactions		$(71,911,968)		$581,474,194

(a)	Commencement of operations was April 25, 2012.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.57		$15.38	$16.04	$12.84	$10.40	$19.70

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.23	0.10	0.12	0.11	0.26
Net realized and unrealized gain (loss) on investments	2.44		2.07	(0.64)	3.19	2.60	(7.04)

Total from investment operations	2.53		2.30	(0.54)	3.31	2.71	(6.78)

Less Distributions
Distributions from net investment income	(0.18)		(0.11)	(0.12)	(0.11)	(0.27)	(0.13)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.39)

Total distributions	(0.18)		(0.11)	(0.12)	(0.11)	(0.27)	(2.52)

Net Asset Value, End of Period	$19.92		$17.57	$15.38	$16.04	$12.84	$10.40

Total Return (%) (b)	14.48	(c)	15.00	(3.46)	25.84	26.86	(38.66)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(d)	0.69	0.73	0.75	0.76	0.75
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.69	0.73	0.75	0.76	0.75
Ratio of net investment income to average net assets (%)	0.92	(d)	1.37	0.65	0.86	1.04	1.78
Portfolio turnover rate (%)	35	(c)	66	47	77	113	30
Net assets, end of period (in millions)	$328.5		$304.7	$35.6	$42.5	$38.2	$36.9

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.34		$15.18	$15.84	$12.69	$10.27	$19.48

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.16	0.06	0.08	0.08	0.22
Net realized and unrealized gain (loss) on investments	2.42		2.07	(0.64)	3.15	2.57	(6.95)

Total from investment operations	2.48		2.23	(0.58)	3.23	2.65	(6.73)

Less Distributions
Distributions from net investment income	(0.15)		(0.07)	(0.08)	(0.08)	(0.23)	(0.09)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.39)

Total distributions	(0.15)		(0.07)	(0.08)	(0.08)	(0.23)	(2.48)

Net Asset Value, End of Period	$19.67		$17.34	$15.18	$15.84	$12.69	$10.27

Total Return (%) (b)	14.32	(c)	14.70	(3.70)	25.53	26.53	(38.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(d)	0.94	0.98	1.00	1.01	1.00
Net ratio of expenses to average net assets (%) (e)	0.92	(d)	0.94	0.98	1.00	1.01	1.00
Ratio of net investment income to average net assets (%)	0.66	(d)	1.00	0.41	0.62	0.76	1.56
Portfolio turnover rate (%)	35	(c)	66	47	77	113	30
Net assets, end of period (in millions)	$747.5		$705.4	$357.1	$382.3	$307.1	$228.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012(f)
Net Asset Value, Beginning of Period	$17.46		$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.14
Net realized and unrealized gain on investments	2.43		0.88

Total from investment operations	2.50		1.02

Less Distributions
Distributions from net investment income	(0.16)		0.00

Total distributions	(0.16)		0.00

Net Asset Value, End of Period	$19.80		$17.46

Total Return (%) (b)	14.40	(c)	6.20	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.84	(d)
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.84	(d)
Ratio of net investment income to average net assets (%) (d)	0.76	(d)	1.26
Portfolio turnover rate (%)	35	(c)	66
Net assets, end of period (in millions)	$38.8		$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Commencement of operations was April 25, 2012.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, merger related adjustments and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $10,476,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-14

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$387,829,877	$0	$450,208,367

The Portfolio engaged in security transactions with other accounts managed by Lord, Abbett & Co. LLC. that amounted to $1,315,589 in sales of investments which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,578,688	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
(0.025)%	$500 million to $900 million
0.025%	Over $1 billion

MIST-15

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. The Adviser will receive advisory fees equal to 0.650% of the Portfolio’s average daily net assets for amounts over $500 million but less than $900 million (0.025% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow between $500 million up to $900 million, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2012	2012	2011
$1,772,835	$2,301,448	$—	$—	$1,772,835	$2,301,448

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,919,920	$—	$104,798,180	$(106,955,845)	$6,762,255

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MIST-16

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $106,955,845*.

*	The Portfolio acquired capital losses in its merger with MSF Lord Abbett Mid Cap Value on April 27, 2012.

8. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B and Class E net assets of $41,925,587, $375,659,920 and $1,028, respectively, acquired all of the assets and liabilities of Lord Abbett Mid Cap Value Portfolio of the Metropolitan Series Fund (“MSF Lord Abbett Mid Cap Value”). The acquisition was accomplished by a tax-free exchange of 16,541,706 Class A shares of the Portfolio (valued at $281,043,573) for 13,726,281 Class A shares of MSF Lord Abbett Mid Cap Value; 21,669,916 Class B shares of the Portfolio (valued at $363,837,884) for 17,930,264 of Class B shares of MSF Lord Abbett Mid Cap Value; and 2,418,202 Class E shares of the Portfolio (valued at $40,867,612) for 2,000,483 of Class E shares of MSF Lord Abbett Mid Cap Value. MSF Lord Abbett Mid Cap Value then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. MSF Lord Abbett Mid Cap Value’s net assets on April 27, 2012, were $281,043,573, $363,837,884 and $40,867,612 for Class A, Class B and Class E shares, respectively, including investments valued at $686,007,596 with a cost basis of $627,319,877. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MSF Lord Abbett Mid Cap Value were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(53,973,734) in capital loss carry forwards from MSF Lord Abbett Mid Cap Value.

The net assets of the Portfolio immediately after the acquisition were $1,103,335,604, which included $58,687,719 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the year ended December 31, 2012 are as follows:

(Unaudited)
Net Investment income	$10,353,108	(a)
Net realized and unrealized gain (loss) on investments	$135,813,180	(b)

Net increase in net assets from operations	$146,166,288

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MSF Lord Abbett Mid Cap Value that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$9,133,077 as reported plus $1,111,167 MSF Lord Abbett Mid Cap Value pre-merger, plus $72,475 in lower advisory fees, plus $36,389 of pro-forma eliminated other expenses.
(b)	$107,377,255 Unrealized appreciation, as reported December 31, 2012, minus $130,479,053 pro-forma December 31, 2011 Unrealized appreciation, plus $53,908,678 Net realized gain as reported, plus $105,006,300 in Net Realized gain from MSF Lord Abbett Mid Cap Value pre-merger.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 1.88% and 1.67%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 2.31%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. floating-rate loan market, as measured by the S&P/LSTA Leveraged Loan Index, advanced 2.31% for the six month period ended June 30, 2013, with investment income comprising the majority of the return over the period. The loan market posted gains in each of the first five months of 2013, before retreating in late May and June as selling pressure from high-yield bond strategies (many high-yield managers had “crossed over” into loans) and increasing new issue loan supply, tempered loan prices. Index average loan prices ended the period at $97.81, slightly higher than the $97.51 average price six months earlier.

While technical factors ebbed, fundamental conditions remained broadly in check and the default rate remained low at 1.37% by principal amount on a last-twelve-months basis at period end, a level below the market’s long-term averages. Despite the selling of loans in high-yield bond strategies facing redemptions, net demand remained robust throughout the period, with retail loan funds, institutional accounts, and CLOs (collateralized loan obligations) all contributing positively to the demand picture. A sizeable level on new supply in the loans market contributed to the easing in loan prices toward the end of the six month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first six months of 2013, lower quality loans outpaced their higher quality loan counterparts. Returns for higher quality loans were comprised of primarily investment income as the average price remained close to par throughout the six month period. BB and B-rated loans, which began the period with average prices of $100.38 and $98.90, respectively, ended the period at $99.79 and $99.12. Lower quality CCC loans, on the other hand, finished the period with an average price of $82.89, up from $79.25 six months earlier. Over the six month period, CCC loans advanced 6.49%, while the BB and B loan groups delivered more moderate returns of 1.40% and 2.45%, respectively. The Portfolio’s higher quality focus, with overweight exposures to BB and B loans and a sizeable underweight to the CCC loan group, was a headwind to relative performance. Despite the near term outperformance of lower quality loans, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than seeking the capital gains associated with distressed loans.

From an industry exposures perspective, underweight positions in Utilities and Radio & Television, two of the stronger-performing industry groups during the period, detracted from relative performance. Contributing to relative performance was an overweight exposure to the Electronics/Electrical industry. Among the largest detracting loan positions during the period were holdings in Aerospace & Defense company IAP Worldwide Services and Leisure Goods company Lodgenet Interactive, both of which experienced a decline in price during the period.

The cornerstones of the strategy’s investment philosophy include intense, internal credit research and extreme diversification. As of June 30, 2013, the Portfolio remained diversified across 425 loan issuer positions and 35 industry groups. The Portfolio continued to maintain overweight positions to the BB (41.3% vs. 36.7%) and B (49.4% vs. 46.0%) loan groups, while maintaining limited exposure to the lower quality CCC segment (1.1% vs. 8.4%). The Portfolio’s higher quality positioning was also exhibited in its average loan price of $99.52 vs. a $97.81 average loan price for the Index as of June 30, 2013.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 58 days on average as of June 30, 2013.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	1.88	5.63	4.76
Class B	1.67	5.34	4.47
S&P/LSTA Leveraged Loan Index	2.31	7.32	5.41

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception of the Class A and Class B shares is 4/30/2010. Index returns are based on an inception date of 4/30/2010.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
HCA, Inc.	1.2
Valeant Pharmaceuticals International, Inc.	1.2
HJ Heinz Co.	1.2
Intelsat Jackson Holdings, Ltd.	1.1
SunGard Data Systems, Inc.	1.0
Asurion LLC	1.0
NBTY, Inc.	0.9
MEG Energy Corp.	0.9
Ineos U.S. Finance LLC	0.9
Community Health Systems, Inc.	0.8

Top Sectors

% of Market Value of Total Long-Term Investments
Floating Rate Loans	100.0
Corporate Bonds & Notes	0.0

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.67%	$1,000.00	$1,018.80	$3.35
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B	Actual	0.92%	$1,000.00	$1,016.70	$4.60
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—97.8% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.6%
Affinion Group, Inc. Term Loan 6.500%, 10/10/16	2,070,025	$1,972,069
inVentiv Health, Inc. Incremental Term Loan 7.750%, 05/15/18	1,555,356	1,533,970
Term Loan 7.500%, 08/04/16	1,681,243	1,660,228

		5,166,267

Aerospace/Defense—2.0%
DAE Aviation Holdings, Inc. Term Loan 6.250%, 10/29/18	682,913	683,767
6.250%, 11/02/18	309,587	309,974
Ducommun, Inc. Term Loan 4.750%, 06/27/17	388,487	395,528
DynCorp International LLC Term Loan 6.250%, 07/07/16	1,750,814	1,761,756
Evergreen International Aviation, Inc. Term Loan 5.000%, 06/30/15 (b)	101,124	80,899
Flying Fortress, Inc. Term Loan 3.500%, 06/30/17	2,729,167	2,718,932
Hawker Beechcraft Acquisition Company LLC Term Loan 5.750%, 02/14/20	775,000	776,453
Sequa Corp. Term Loan 5.250%, 06/19/17	1,517,375	1,527,334
Silver II US Holdings LLC Term Loan 4.000%, 12/13/19	4,431,491	4,406,218
Transdigm, Inc. Term Loan 3.750%, 02/28/20	5,329,625	5,280,768

		17,941,629

Apparel—0.0%
Wolverine Worldwide, Inc. Term Loan 4.000%, 07/31/19	409,125	411,679

Auto Manufacturers—0.8%
Chrysler Group LLC Term Loan 0.000%, 05/24/17 (c)	4,850,000	4,876,399
HHI Holdings LLC Term Loan 5.000%, 10/05/18	1,902,796	1,924,202

		6,800,601

Auto Parts & Equipment—3.3%
Affinia Group Intermediate Holdings, Inc. Term Loan 4.750%, 04/15/20	550,000	$547,938
Allison Transmission, Inc. Term Loan 3.200%, 08/07/17	1,396,799	1,403,492
4.250%, 08/23/19	4,036,684	4,062,543
Federal-Mogul Corp. Term Loan 2.130%, 12/29/14	3,547,924	3,395,235
2.130%, 12/28/15	2,853,863	2,731,044
Goodyear Tire & Rubber Co. (The) Second Lien Term Loan 4.750%, 04/30/19	7,300,000	7,329,660
Jason, Inc. Term Loan 5.000%, 02/28/19	513,333	513,333
Metaldyne Co. LLC Term Loan 5.000%, 12/18/18	1,268,625	1,271,797
Schaeffler AG Term Loan 4.250%, 01/27/17	775,000	776,937
Tomkins LLC Term Loan 3.750%, 09/29/16	2,955,007	2,974,400
Tower International, Inc. Term Loan 5.750%, 04/16/20	800,000	804,000
Veyance Technologies, Inc. First Lien Term Loan 5.250%, 09/08/17	3,366,563	3,354,780

		29,165,159

Beverages—0.1%
Constellation Brands, Inc. Term Loan 2.750%, 05/01/20	800,000	797,900

Biotechnology—0.0%
Alkermes, Inc. Term Loan 3.500%, 09/18/19	373,120	369,856

Capital Markets—0.4%
American Stock Transfer & Trust Co. LLC First Lien Term Loan 0.000%, 06/11/20 (c)	675,000	671,625
Compass Investors, Inc. Term Loan 5.250%, 12/27/19	2,064,625	2,071,399
Mitel Networks Corp. Term Loan 7.000%, 02/27/19	723,188	725,447

		3,468,471

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—4.2%
AI Chem & Cy S.C.A. Term Loan 4.500%, 10/03/19	425,000	$425,531
Arysta LifeScience Corp. First Lien Term Loan 4.500%, 05/25/20	2,250,000	2,242,012
AZ Chem US, Inc. Term Loan 5.250%, 12/22/17	921,316	929,147
Chemtura Corp. Term Loan 5.380%, 08/27/16	1,442,425	1,451,440
Emerald Performance Materials LLC Term Loan 6.750%, 05/18/18	668,251	669,921
General Chemical Corp. Term Loan 5.002%, 10/06/15	287,537	289,424
Huntsman International LLC Extended Term Loan 2.731%, 04/19/17	1,348,302	1,353,720
Ineos U.S. Finance LLC Term Loan 4.000%, 05/04/18	8,103,374	7,970,852
MacDermid, Inc. First Lien Term Loan 4.000%, 06/07/20	750,000	748,594
Second Lien Term Loan 7.750%, 12/07/20	500,000	507,500
Omnova Solutions, Inc. Term Loan 4.250%, 05/31/18	1,781,819	1,790,728
Oxea S.A.R.L. First Lien Term Loan 0.000%, 11/22/19 (c)	675,000	672,469
PQ Corp. Term Loan 4.500%, 08/07/17	1,863,635	1,867,275
Rockwood Specialties Group, Inc. Term Loan 3.750%, 02/09/18	1,105,412	1,111,491
Taminco NV Term Loan 4.250%, 02/15/19	370,327	371,947
Tronox Pigments (Netherlands) B.V. Term Loan 4.500%, 03/19/20	4,275,000	4,302,484
U.S. Coatings Acquisition, Inc. Term Loan 4.750%, 02/03/20	5,012,438	5,022,733
Unifrax Corp. Term Loan 4.250%, 11/28/18	277,829	278,246
Univar, Inc. Term Loan 5.000%, 06/30/17	4,977,431	4,880,217

		36,885,731

Coal—1.1%
Alpha Natural Resources, Inc. Term Loan 3.504%, 05/22/20	2,775,000	$2,690,016
Arch Coal, Inc. Term Loan 5.750%, 05/16/18	2,822,811	2,813,109
Murray Energy Corp. Term Loan 4.750%, 05/24/19	375,000	375,469
Patriot Coal Corp. Term Loan 9.250%, 10/04/13	800,000	795,250
Walter Energy, Inc. Term Loan 5.750%, 04/02/18	3,336,381	3,287,263

		9,961,107

Commercial Services—7.0%
Allied Security Holdings LLC First Lien Term Loan 5.250%, 02/03/17	391,009	393,453
Altegrity, Inc. Term Loan 5.000%, 02/21/15	2,495,849	2,396,015
7.750%, 02/20/15	398,549	395,560
Audio Visual Services Group, Inc. Term Loan 6.750%, 11/09/18	1,069,625	1,077,647
Avis Budget Car Rental LLC Term Loan 3.000%, 03/15/19	548,625	547,425
BakerCorp International, Inc. Term Loan 4.250%, 02/14/20	2,269,313	2,259,856
BAR/BRI Review Courses, Inc. Term Loan 6.000%, 06/16/17	588,094	588,094
Booz Allen Hamilton Inc. Term Loan 4.500%, 07/31/19	794,000	790,857
Brickman Group Holdings, Inc. Term Loan 4.000%, 10/14/16	427,751	429,889
4.000%, 09/28/18	539,501	539,726
Catalent Pharma Solutions, Inc. Term Loan 3.695%, 09/15/16	2,223,136	2,215,727
4.250%, 09/15/17	1,084,810	1,082,098
ClientLogic Corp. Extended Term Loan 7.028%, 01/30/17	2,394,165	2,388,180
Corporate Executive Board Co. (The) Term Loan 5.000%, 07/02/19	497,500	499,055

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Genpact International, Inc. Term Loan 3.500%, 08/30/19	1,542,250	$1,555,745
Hertz Corp. (The) Term Loan 3.000%, 03/11/18	2,541,630	2,533,159
3.750%, 03/11/18	1,791,000	1,798,277
IAP Worldwide Services, Inc. Term Loan 10.000%, 12/31/15	1,315,139	789,083
Interactive Data Corp. Term Loan 3.750%, 02/11/18	3,504,504	3,493,553
ISS Holdings A/S Term Loan 3.750%, 04/30/18	450,000	450,774
John Henry Holdings, Inc. Term Loan 6.000%, 12/06/18	597,000	602,224
KAR Auction Services, Inc. Term Loan 3.750%, 05/19/17	2,712,385	2,724,252
Language Line LLC Term Loan 6.250%, 06/20/16	1,982,127	1,966,765
Laureate Education, Inc. Extended Term Loan 5.250%, 06/18/18	6,556,953	6,561,051
Live Nation Entertainment, Inc. Term Loan 4.500%, 11/07/16	2,723,621	2,744,592
Merrill Communications LLC First Lien Term Loan 7.250%, 03/08/18	698,250	701,160
Monitronics International, Inc. Term Loan 4.250%, 03/23/18	1,812,201	1,820,129
ServiceMaster Co. Extended Term Loan 4.450%, 01/31/17	2,910,846	2,891,745
Term Loan 4.250%, 01/31/17	1,417,875	1,406,178
U.S. Security Holdings, Inc. Term Loan 6.000%, 07/28/17	688,323	693,915
Visant Holding Corp. Term Loan 5.250%, 12/22/16	1,831,515	1,754,004
Weight Watchers International, Inc. Term Loan 3.750%, 04/02/20	7,175,000	7,145,819
West Corp. Term Loan 3.750%, 06/29/18	5,232,133	5,241,289

		62,477,296

Computers—2.5%
Acxiom Corp. Extended Term Loan 3.250%, 03/15/15	648,774	$650,599
Attachmate Corp. First Lien Term Loan 7.272%, 11/22/17	2,798,125	2,811,117
Expert Global Solutions, Inc. Term Loan 8.500%, 04/03/18	1,862,680	1,888,292
iPayment, Inc. Term Loan 5.750%, 05/08/17	2,575,443	2,549,689
Mercury Payment Systems Canada LLC Term Loan 5.500%, 07/03/17	959,873	973,071
Moneygram International, Inc. Term Loan 4.250%, 03/20/20	423,938	424,467
Sirius Computer Solutions, Inc. Term Loan 7.000%, 11/30/18	525,000	528,609
SkillSoft Corp. Term Loan 5.000%, 05/26/17	729,371	735,753
SunGard Data Systems, Inc. Term Loan 3.943%, 02/28/17	2,360,904	2,366,806
4.000%, 03/08/20	6,807,938	6,836,306
TASC, Inc. Term Loan 4.500%, 12/18/15	1,271,743	1,275,718
TNS, Inc. First Lien Term Loan 5.000%, 02/14/20	858,796	862,017
VeriFone, Inc. Term Loan 4.250%, 12/28/18	202,476	202,560

		22,105,004

Construction Materials—0.7%
Fairmount Minerals, Ltd. Term Loan 5.250%, 03/15/17	3,136,655	3,145,478
Preferred Sands Holdings Co. Term Loan 9.000%, 12/15/16	1,921,984	1,749,006
Summit Materials I LLC Term Loan 5.000%, 01/30/19	445,508	446,251
Tank Holding Corp. Term Loan 4.250%, 07/09/19	932,704	926,875

		6,267,610

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Containers & Packaging—1.1%
BWAY Corp. Term Loan 4.500%, 08/07/17	2,636,750	$2,649,934
Pact Group Pty Ltd. Term Loan 3.750%, 05/29/20	1,500,000	1,494,375
Reynolds Group Holdings, Inc. Term Loan 4.750%, 09/28/18	5,409,125	5,430,534
Sealed Air Corp. Term Loan 4.000%, 10/03/18	515,813	520,787

		10,095,630

Distribution/Wholesale—1.0%
American Builders & Contractors Supply Co., Inc. Term Loan 3.500%, 04/16/20	1,250,000	1,243,304
Autoparts Group Holdings, Inc. First Lien Term Loan 6.500%, 07/28/17	361,681	357,160
Michael Foods Group, Inc. Term Loan 4.250%, 02/23/18	2,187,501	2,211,198
VWR Funding, Inc. Extended Term Loan 4.195%, 04/03/17	2,213,875	2,208,340
4.450%, 04/03/17	3,133,881	3,123,110

		9,143,112

Diversified Consumer Services—0.3%
Bright Horizons Family Solutions, Ltd. Term Loan 4.000%, 01/30/20	1,496,241	1,503,161
McGraw-Hill Global Education Holdings LLC Term Loan 9.000%, 03/22/19	798,000	788,224
WASH Multifamily Laundry Systems LLC Term Loan 5.250%, 02/21/19	300,000	301,875

		2,593,260

Diversified Financial Services—3.3%
Altisource Solutions S.A.R.L. First Lien Term Loan 5.750%, 11/27/19	1,219,997	1,227,622
American Capital Holdings, Inc. Term Loan 5.500%, 08/22/16	800,000	802,240
Citco Funding LLC Term Loan 4.250%, 05/23/18	2,458,832	2,452,685
Clipper Acquisitions Corp. Term Loan 4.000%, 02/06/20	1,519,869	1,536,967

Diversified Financial Services—(Continued)
Grosvenor Capital Management Holdings LLP Extended Term Loan 4.250%, 12/05/16	1,429,808	$1,427,127
Hamilton Lane Advisors LLC Term Loan 5.250%, 02/23/18	642,747	644,354
Harbourvest Partners LLC Term Loan 4.750%, 11/21/17	816,891	823,018
Home Loan Servicing Solutions, Ltd. Term Loan 0.000%, 06/19/20 (c)	1,050,000	1,044,750
La Frontera Generation LLC Term Loan 4.500%, 09/30/20	650,000	647,360
LPL Holdings, Inc. Term Loan 2.695%, 03/29/17	484,375	483,366
4.000%, 03/29/19	3,463,819	3,459,489
MIP Delaware LLC Term Loan 4.000%, 03/09/20	757,833	759,728
Nuveen Investments, Inc. Term Loan 4.195%, 05/13/17	6,025,000	6,006,925
Ocwen Financial Corp. Term Loan 5.000%, 02/15/18	1,197,000	1,206,277
Serta Simmons Holdings LLC Term Loan 5.000%, 10/01/19	1,571,063	1,576,954
Shield Finance Co. S.A.R.L. Term Loan 6.500%, 05/10/19	965,250	962,837
Trans Union LLC Term Loan 4.250%, 02/10/19	2,900,921	2,919,052
Walter Investment Management Corp. Term Loan 5.750%, 11/28/17	1,212,872	1,221,059

		29,201,810

Electric—2.0%
AES Corp. Term Loan 3.750%, 06/01/18	2,544,339	2,555,471
Calpine Corp. Term Loan 4.000%, 04/02/18	4,889,750	4,892,670
4.000%, 10/09/19	794,000	793,628
Covanta Energy Corp. Term Loan 3.500%, 03/28/19	395,000	399,691
Equipower Resources Holdings LLC Term Loan 0.000%, 12/15/20 (c)	575,000	572,125

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
LSP Madison Funding LLC Term Loan 5.580%, 06/28/19	579,333	$584,402
NRG Energy, Inc. Term Loan 2.750%, 07/02/18	4,067,182	4,035,226
Raven Power Finance LLC Term Loan 8.250%, 11/15/18	497,500	499,987
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Extended Term Loan 4.720%, 10/10/17	5,151,565	3,621,550

		17,954,750

Electrical Components & Equipment—0.2%
Pelican Products, Inc. First Lien Delayed Draw Term Loan 7.000%, 07/11/18	816,750	819,813
Tallgrass Operations LLC Term Loan 5.250%, 11/13/18	1,142,946	1,153,661

		1,973,474

Electronics—2.8%
Aeroflex, Inc. Term Loan 4.500%, 11/09/19	1,783,830	1,790,519
Allflex Holdings, Inc. First Lien Term Loan 0.000%, 06/11/20 (c)	625,000	626,302
CDW LLC Term Loan 3.500%, 04/29/20	3,017,438	2,988,835
CompuCom Systems, Inc. Term Loan 4.250%, 05/08/20	1,275,000	1,267,430
DG FastChannel, Inc. Term Loan 7.250%, 07/26/18	1,238,207	1,233,563
Eagle Parent, Inc. Term Loan 4.500%, 05/16/18	2,572,697	2,580,737
Edwards (Cayman Islands II), Ltd. Term Loan 4.750%, 03/26/20	1,769,393	1,767,181
EIG Investors Corp. First Lien Term Loan 6.250%, 11/08/19	1,990,000	2,002,438
Fender Musical Instruments Corp. Term Loan 5.750%, 04/03/19	475,000	477,660
Generac Power Systems, Inc. Term Loan 3.500%, 05/29/20	2,500,000	2,495,313

Electronics—(Continued)
NXP B.V. Term Loan 4.500%, 03/03/17	1,955,000	$1,987,584
4.750%, 01/11/20	895,500	909,306
Sensata Technologies Finance Co. LLC Term Loan 3.750%, 05/11/18	1,735,364	1,754,338
Sensus USA, Inc. First Lien Term Loan 4.750%, 05/09/17	3,103,563	3,100,977

		24,982,183

Engineering & Construction—0.1%
Brock Holdings III, Inc. Term Loan 6.010%, 03/16/17	815,852	824,010

Entertainment—1.5%
Affinity Gaming LLC Term Loan 5.500%, 11/09/17	408,465	413,060
Ameristar Casinos, Inc. Term Loan 4.000%, 04/16/18	770,906	773,315
Dave & Buster’s, Inc. Term Loan 4.500%, 06/01/16	582,045	585,683
Hoyts Group Holdings LLC First Lien Term Loan 4.000%, 05/22/20	450,000	450,000
Penn National Gaming, Inc. Term Loan 3.750%, 07/16/18	1,263,928	1,272,021
Pinnacle Entertainment, Inc. Incremental Term Loan 4.000%, 03/19/19	543,125	544,653
Scientific Games International, Inc. Term Loan 0.000%, 05/22/20 (c)	3,550,000	3,512,597
SeaWorld Parks & Entertainment, Inc. Term Loan 3.000%, 05/14/20	3,051,974	3,037,190
Seminole Hard Rock Entertainment, Inc. Term Loan 3.500%, 05/15/20	275,000	275,687
Seminole Tribe of Florida, Inc. Term Loan 3.030%, 04/29/20	650,000	649,594
Six Flags Theme Parks, Inc. Term Loan 4.000%, 12/20/18	2,037,572	2,052,664

		13,566,464

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—1.0%
ADS Waste Holdings, Inc. Term Loan 4.250%, 10/09/19	5,350,619	$5,340,586
Progressive Waste Solutions, Ltd. Term Loan 3.500%, 10/24/19	522,375	524,660
Tervita Corp. Term Loan 6.250%, 05/15/18	2,596,000	2,594,147

		8,459,393

Food—5.6%
Advance Pierre Foods, Inc. Term Loan 5.750%, 07/10/17	1,271,813	1,281,881
American Seafoods Group LLC Term Loan 4.250%, 03/16/18	427,215	424,545
ARAMARK Corp. Extended Term Loan 3.703%, 07/26/16	314,351	315,765
3.776%, 07/26/16	1,987,191	1,997,862
3.776%, 07/26/16	2,345,733	2,354,149
Term Loan 4.000%, 09/09/19	2,500,000	2,511,250
Blue Buffalo Co., Ltd. Term Loan 4.750%, 08/08/19	1,240,641	1,244,776
Brasa Holdings, Inc. First Lien Term Loan 7.500%, 07/19/19	421,813	428,140
Centerplate, Inc. Term Loan 5.750%, 10/15/18	373,125	373,125
Clearwater Seafoods, Ltd. Term Loan 0.000%, 06/24/19 (c)	450,000	452,438
Del Monte Foods Co. Term Loan 4.000%, 03/08/18	7,019,960	7,006,039
Dole Food Co., Inc. Term Loan 3.750%, 04/01/20	1,720,688	1,716,744
High Liner Foods, Inc. Term Loan 4.750%, 12/31/17	581,799	587,617
HJ Heinz Co. Term Loan 3.500%, 06/05/20	10,275,000	10,287,176
JBS USA Holdings, Inc. Term Loan 3.750%, 05/25/18	5,643,562	5,636,507
Mill US Acquisition LLC First Lien Term Loan 0.000%, 05/22/20 (c)	1,000,000	995,625

Food—(Continued)
NPC International, Inc. Term Loan 4.500%, 12/28/18	638,083	$645,660
Pinnacle Foods Finance LLC Term Loan 3.250%, 04/29/20	3,690,750	3,676,526
Supervalu, Inc. Term Loan 5.000%, 03/21/19	2,666,480	2,654,259
US Foods, Inc. Term Loan 4.500%, 03/29/19	3,900,000	3,872,700
Windsor Quality Food Co., Ltd. Term Loan 5.000%, 02/16/17	1,114,375	1,117,495

		49,580,279

Food Service—0.4%
OSI Restaurant Partners LLC Term Loan 3.500%, 10/25/19	2,583,750	2,578,099
Sagittarius Restaurants LLC Term Loan 6.250%, 10/01/18	598,500	601,867

		3,179,966

Hand/Machine Tools—0.1%
Apex Tool Group LLC Term Loan 4.500%, 02/01/20	698,250	699,704
Milacron LLC Term Loan 4.250%, 03/28/20	399,000	400,244

		1,099,948

Healthcare - Products—3.0%
Alere, Inc. Incremental Term Loan 4.250%, 06/30/17	444,375	447,263
Alere, Inc. Term Loan 4.250%, 06/30/17	3,224,025	3,241,499
Bausch & Lomb, Inc. Term Loan 4.000%, 05/17/19	2,895,805	2,903,406
Biomet, Inc. Extended Term Loan 3.960%, 07/25/17	5,456,173	5,443,018
BSN Medical Acquisition Holding GmbH Term Loan 5.000%, 08/28/19	550,000	554,583
CHG Buyer Corp. First Lien Term Loan 5.000%, 11/22/19	841,533	847,582

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Products—(Continued)
Convatec, Inc. Term Loan 5.000%, 12/22/16	3,234,053	$3,259,321
DJO Finance LLC Term Loan 4.750%, 09/15/17	2,791,119	2,815,542
Hologic, Inc. Term Loan 4.500%, 08/01/19	1,811,313	1,819,661
Kinetic Concepts, Inc. Term Loan 4.500%, 05/04/18	4,309,594	4,317,674
MedAssets, Inc. Term Loan 4.000%, 12/13/19	487,000	488,218
Sage Products, Inc. Term Loan 4.250%, 12/13/19	528,168	529,048

		26,666,815

Healthcare - Services—7.6%
Alliance Healthcare Services, Inc. Delayed Draw Term Loan 0.500%, 06/03/19 (d)	228,571	229,286
Term Loan 4.250%, 06/03/19	971,429	972,643
Apria Healthcare Group, Inc. Term Loan 6.750%, 04/05/20	575,000	573,562
Ardent Medical Services, Inc. Term Loan 6.750%, 07/02/18	3,013,616	3,029,940
ATI Holdings LLC Term Loan 5.750%, 12/20/19	422,875	425,254
Community Health Systems, Inc. Extended Term Loan 3.770%, 01/25/17	7,452,862	7,471,494
CRC Health Corp. Extended Term Loan 4.695%, 11/16/15	2,067,582	2,072,751
DaVita, Inc. Term Loan 4.000%, 11/01/19	3,009,875	3,020,882
4.500%, 10/20/16	1,828,125	1,840,110
Drumm Investors LLC Term Loan 5.000%, 05/04/18	1,263,249	1,215,562
Emdeon Business Services LLC Term Loan 3.750%, 11/02/18	2,438,395	2,432,909
Emergency Medical Services Corp. Term Loan 4.000%, 05/25/18	5,417,379	5,415,445

Healthcare - Services—(Continued)
HCA, Inc. Extended Term Loan 2.695%, 05/01/16	887,500	$885,651
2.945%, 05/01/18	5,056,543	5,042,324
Term Loan 3.026%, 03/31/17	5,175,000	5,156,132
Health Management Associates, Inc. Term Loan 3.500%, 11/16/18	3,008,999	3,008,999
Iasis Healthcare LLC Term Loan 4.500%, 05/03/18	1,537,238	1,538,391
Kindred Healthcare, Inc. Term Loan 4.250%, 06/01/18	1,692,107	1,681,532
LHP Hospital Group, Inc. Term Loan 9.000%, 07/03/18	521,063	532,786
Medpace, Inc. Term Loan 5.500%, 06/16/17	580,161	580,887
MMM Holdings, Inc. Term Loan 9.750%, 10/09/17	677,368	684,989
MSO of Puerto Rico, Inc. Term Loan 9.750%, 10/26/17	492,632	498,789
Multiplan, Inc. Term Loan 4.000%, 08/25/17	2,359,114	2,369,645
MX USA, Inc. Term Loan 6.500%, 04/28/17	567,518	570,356
One Call Medical, Inc. Term Loan 5.500%, 08/16/19	870,625	875,703
Onex Carestream Finance L.P. First Lien Term Loan 5.000%, 06/07/19	2,850,000	2,815,267
Physiotherapy Associates Holdings, Inc. First Lien Term Loan 8.000%, 04/30/18	471,559	458,002
Radnet Management, Inc. Term Loan 4.260%, 10/10/18	1,663,437	1,666,556
Select Medical Corp. Incremental Term Loan 3.550%, 02/13/16	746,250	750,914
Term Loan 4.000%, 06/01/18	1,254,108	1,261,685
Sheridan Holdings, Inc. Term Loan 4.500%, 06/29/18	619,139	621,461
Steward Health Care System LLC Term Loan 6.750%, 04/15/20	350,000	352,511

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Services—(Continued)
TriZetto Group, Inc. (The) Term Loan 4.750%, 05/02/18	1,680,601	$1,687,744
Truven Health Analytics, Inc. Term Loan 4.500%, 06/01/19	1,612,813	1,608,780
Universal Health Services, Inc. Term Loan 2.443%, 11/15/16	617,698	622,200
Vanguard Health Holding Co II. LLC Term Loan 3.750%, 01/29/16	2,675,313	2,689,359
WC Luxco S.A.R.L. Term Loan 4.250%, 03/15/18	1,021,736	1,024,163

		67,684,664

Home Builders—0.1%
Armstrong World Industries, Inc. Term Loan 3.500%, 03/16/20	798,000	800,095

Home Furnishings—0.3%
Tempur-Pedic International, Inc. Term Loan 3.500%, 03/18/20	2,509,245	2,494,189
Wilton Brands LLC Term Loan 7.500%, 08/30/18	601,563	601,187

		3,095,376

Household Products/Wares—0.9%
Prestige Brands, Inc. Term Loan 3.750%, 01/31/19	320,265	322,334
Spectrum Brands, Inc. Term Loan 4.501%, 12/17/19	3,151,996	3,166,441
Spin Holdco, Inc. Term Loan 4.250%, 11/14/19	1,550,000	1,547,416
Sun Products Corp. (The) Term Loan 5.500%, 03/23/20	2,144,625	2,124,965
WNA Holdings, Inc. First Lien Term Loan 0.000%, 05/15/20 (c)	132,000	131,835
0.000%, 06/08/20 (c)	243,000	242,696

		7,535,687

Independent Power Producers & Energy Traders—0.3%
Calpine Construction Finance Co.L.P. Term Loan 3.000%, 05/04/20	1,025,000	1,016,763
3.250%, 01/31/22	400,000	396,850

Independent Power Producers & Energy Traders—(Continued)
Dynegy Holdings, Inc. Term Loan 4.000%, 04/23/20	953,846	$950,269

		2,363,882

Industrial Conglomerates—0.1%
IG Investment Holdings LLC First Lien Term Loan 6.000%, 10/31/19	771,125	772,571

Insurance—2.3%
Alliant Holdings I, Inc. Term Loan 5.000%, 12/20/19	1,940,250	1,945,403
AmWINS Group, Inc. Term Loan 5.000%, 09/06/19	895,500	899,082
Asurion LLC Term Loan 4.500%, 05/24/19	9,005,997	8,944,081
CNO Financial Group, Inc. Term Loan 3.000%, 09/28/16	850,000	856,375
3.750%, 09/20/18	1,854,397	1,877,577
Cooper Gay Swett & Crawford Ltd. First Lien Term Loan 5.000%, 04/16/20	475,000	478,958
Cunningham Lindsey US, Inc. First Lien Term Loan 5.000%, 12/10/19	896,061	899,421
HUB International, Ltd. Extended Term Loan 3.695%, 06/13/17	3,665,457	3,672,657
Sedgwick Claims Management Services, Inc. First Lien Term Loan 4.250%, 06/12/18	625,000	626,172
StoneRiver Holdings, Inc. First Lien Term Loan 4.500%, 11/20/19	425,000	422,432

		20,622,158

Internet—2.4%
Ascend Learning Term Loan 7.000%, 05/23/17	1,880,902	1,875,730
Getty Images, Inc. Term Loan 4.750%, 10/18/19	5,696,375	5,651,516
Go Daddy Operating Co. LLC Term Loan 4.250%, 12/17/18	2,547,076	2,539,914
Internet Brands, Inc. Term Loan 6.253%, 03/15/19	1,920,188	1,928,588

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
RP Crown Parent LLC First Lien Term Loan 6.750%, 12/21/18	3,559,619	$3,577,417
Sabre, Inc. Term Loan 5.250%, 02/19/19	1,169,125	1,177,888
Softlayer Technologies, Inc. Term Loan 7.750%, 11/05/16	721,179	728,391
SS&C Technologies, Inc. Term Loan 3.500%, 06/07/19	1,198,484	1,194,739
SurveyMonkey.com LLC Term Loan 5.500%, 02/05/19	548,625	554,111
Web.com Group, Inc. Term Loan 4.500%, 10/27/17	1,910,883	1,930,788

		21,159,082

Iron/Steel—0.2%
Essar Steel Algoma, Inc. Term Loan 8.750%, 09/19/14	992,500	1,009,042
United Distribution Group, Inc. Term Loan 7.500%, 10/09/18	1,140,800	1,095,168

		2,104,210

Leisure Time—1.6%
Alpha D2 Limited Term Loan 4.500%, 09/30/19	2,875,722	2,882,912
Bombardier Recreational Products, Inc. Term Loan 4.000%, 01/30/19	3,149,143	3,150,129
Cedar Fair, L.P. Term Loan 3.250%, 03/06/20	1,197,000	1,203,284
ClubCorp Operations, Inc. Term Loan 5.000%, 11/30/16	2,643,047	2,679,389
Equinox Holdings, Inc. Term Loan 4.500%, 01/31/20	1,172,063	1,172,795
SRAM LLC Term Loan 4.011%, 04/10/20	1,934,153	1,925,691
Town Sports International, Inc. Term Loan 5.750%, 05/11/18	852,477	859,936

		13,874,136

Lodging—0.9%
Caesars Entertainment Operating Co., Inc Extended Term Loan 5.443%, 01/26/18	3,912,103	$3,465,635
Four Seasons Holdings. Inc. First Lien Term Loan 0.000%, 06/30/20 (c)	700,000	702,625
Las Vegas Sands LLC Extended Term Loan 2.700%, 11/23/16	1,525,024	1,523,662
MGM Resorts International Term Loan 3.500%, 12/20/19	2,487,500	2,471,020

		8,162,942

Machinery - Construction & Mining—0.1%
Terex Corp. Term Loan 4.500%, 04/28/17	503,531	509,196

Machinery - Diversified—0.1%
Alliance Laundry Systems LLC Term Loan 4.500%, 12/07/18	343,797	345,230
CPM Acquisition Corp. First Lien Term Loan 6.250%, 08/29/17	471,438	472,027
Manitowoc Co., Inc. (The) Term Loan 4.250%, 11/13/17	127,298	127,775

		945,032

Media—7.9%
Acosta, Inc. Term Loan 5.000%, 03/02/18	4,440,124	4,469,265
Advanstar Communications, Inc. First Lien Term Loan 5.500%, 06/06/19	748,125	744,384
Advantage Sales & Marketing, Inc. First Lien Term Loan 4.250%, 12/18/17	4,548,623	4,559,048
AMC Entertainment, Inc. Term Loan 3.500%, 04/30/20	2,369,063	2,367,878
Atlantic Broadband Finance LLC Term Loan 3.250%, 12/02/19	818,813	821,371
BBHI Acquisition LLC Term Loan 4.500%, 12/14/17	1,231,409	1,237,694
Bragg Communications, Inc. Term Loan 3.500%, 02/28/18	395,000	396,975
Cequel Communications LLC Term Loan 3.500%, 02/14/19	6,097,813	6,070,592

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC Term Loan 0.000%, 04/10/20 (c)	1,325,000	$1,315,581
3.000%, 01/04/21	2,784,374	2,772,966
Clear Channel Communications, Inc. Term Loan 3.845%, 01/29/16	448,575	411,343
6.945%, 01/30/19	1,323,104	1,209,400
Crossmark Holdings, Inc. Term Loan 4.500%, 12/20/19	995,000	993,134
Crown Media Holdings, Inc. Term Loan 4.000%, 07/14/18	886,825	883,766
CSC Holdings, Inc. Term Loan 2.695%, 04/17/20	3,275,000	3,246,344
Cumulus Media, Inc. First Lien Term Loan 4.500%, 09/17/18	4,859,693	4,883,991
Entercom Radio LLC Term Loan 5.010%, 11/23/18	473,733	479,260
Entravision Communications Corp. Term Loan 0.500%, 05/29/20 (d)	700,000	692,125
Foxco Acquisition Sub LLC Term Loan 5.500%, 07/14/17	1,339,879	1,355,511
Gray Television, Inc. Term Loan 4.750%, 10/15/19	481,982	485,898
Instant Web, Inc. Delayed Draw Term Loan 3.570%, 08/07/14	112,358	80,898
Term Loan 3.570%, 08/07/14	1,077,849	776,051
ION Media Networks, Inc. Term Loan 7.250%, 07/31/18	1,319,622	1,322,096
Kabel Deutschland GMBH Term Loan 3.250%, 02/01/19	3,025,000	3,023,739
Kasima LLC Term Loan 3.250%, 05/14/21	950,000	939,313
LIN Television Corp. Term Loan 4.000%, 12/21/18	541,755	546,378
LodgeNet Interactive Corp. Reinstated Term Loan 6.750%, 03/31/18	816,438	551,096
Mediacom LLC Term Loan 4.500%, 10/23/17	486,216	486,595

Media—(Continued)
Mission Broadcasting, Inc. Term Loan 4.250%, 12/03/19	400,140	$403,141
National CineMedia LLC Term Loan 2.950%, 11/26/19	500,000	497,813
Nexstar Broadcasting, Inc. Term Loan 4.250%, 12/03/19	946,485	957,133
Nielsen Finance LLC Term Loan 2.943%, 05/02/16	5,349,100	5,371,834
Nine Entertainment Group Ltd. Term Loan 3.500%, 02/05/20	1,725,000	1,721,407
Raycom TV Broadcasting, Inc. Term Loan 4.250%, 05/31/17	808,500	816,585
Regal Cinemas, Inc. Term Loan 2.720%, 08/23/17	2,510,625	2,514,549
Rentpath, Inc. Term Loan 6.250%, 05/29/20	1,025,000	1,005,781
Sinclair Television Group, Inc. Term Loan 3.000%, 04/09/20	473,813	474,849
Sterling Entertainment Enterprises LLC Term Loan 3.200%, 12/28/17 (b)	750,000	740,400
Tribune Co. Term Loan 4.000%, 12/31/19	1,641,750	1,656,785
Univision Communications, Inc. Extended Term Loan 4.500%, 03/02/20	4,820,770	4,785,477
Weather Channel Second Lien Term Loan 7.000%, 12/11/20	700,000	708,750
WMG Acquisition Corp. Delayed Draw Term Loan 0.000%, 07/01/20 (c)	550,000	546,219
Term Loan 3.750%, 07/01/20	450,000	447,938

		69,771,353

Metal Fabricate/Hardware—1.0%
Ameriforge Group, Inc. First Lien Term Loan 6.000%, 12/19/19	522,375	521,722
Constellium Holdco B.V. Term Loan 6.000%, 03/25/20	498,229	511,930
Grede Holdings LLC Term Loan 4.500%, 05/02/18	948,110	951,665

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—(Continued)
JFB Firth Rixson, Inc. Term Loan 4.250%, 06/30/17	298,500	$298,251
JMC Steel Group Term Loan 4.750%, 04/03/17	3,460,541	3,453,333
Rexnord LLC Term Loan 3.750%, 04/02/18	2,648,220	2,649,875
WireCo WorldGroup, Inc. Term Loan 6.000%, 02/15/17	620,313	618,762

		9,005,538

Mining—1.6%
FMG America Finance, Inc. Term Loan 5.250%, 10/18/17	6,778,800	6,751,027
Neenah Foundry Co. Term Loan 6.750%, 04/26/17	475,000	475,000
Noranda Aluminum Acquisition Corp. Term Loan 5.750%, 02/28/19	987,500	967,750
Novelis, Inc. Term Loan 3.750%, 03/10/17	3,825,509	3,843,443
SunCoke Energy, Inc. Term Loan 4.000%, 07/26/18	373,310	372,377
Waupaca Foundry, Inc. Term Loan 4.888%, 06/29/17	1,402,057	1,402,057

		13,811,654

Miscellaneous Manufacturing—0.8%
Colfax Corp. Term Loan 3.250%, 01/11/19	671,625	672,464
Husky Injection Molding Systems, Ltd. Term Loan 4.250%, 06/29/18	2,711,154	2,714,966
RGIS Services LLC Extended Term Loan 4.526%, 10/18/16	465,280	465,862
Term Loan 5.500%, 10/18/17	2,323,100	2,347,755
TriMas Corp. Term Loan 3.750%, 10/10/19	868,438	877,122

		7,078,169

Multi-Utilities—0.0%
Power Buyer LLC Delayed Draw Term Loan 0.500%, 05/06/20 (d)	33,333	33,000

Multi-Utilities—(Continued)
Power Buyer LLC First Lien Term Loan 4.250%, 05/06/20	266,667	$264,833

		297,833

Office/Business Equipment—1.0%
Brand Energy & Infrastructure Services, Inc. Term Loan 6.250%, 10/23/18	818,813	828,706
Education Management LLC Term Loan 8.250%, 03/29/18	1,997,588	1,846,343
Quintiles Transnational Corp. Term Loan 4.500%, 06/08/18	6,194,221	6,210,417

		8,885,466

Oil & Gas—2.2%
Citgo Petroleum Corp. Term Loan 8.000%, 06/24/15	97,500	98,231
9.000%, 06/23/17	1,357,714	1,389,111
Crestwood Holdings LLC Term Loan 0.000%, 05/24/19 (c)	1,950,000	1,967,063
Emerald Expositions Holdings, Inc. Term Loan 5.500%, 06/17/20	750,000	751,406
Frac Tech International LLC Term Loan 8.500%, 05/06/16	994,847	962,869
MEG Energy Corp. Term Loan 3.750%, 03/31/20	8,010,292	7,995,273
Obsidian Natural Gas Trust Term Loan 7.000%, 11/02/15	1,977,512	1,982,455
Oxbow Carbon and Mineral Holdings LLC Extended Term Loan 3.695%, 05/08/16	1,540,665	1,543,554
Samson Investments Co. Second Lien Term Loan 6.000%, 09/25/18	825,000	825,000
Sheridan Production Partners I LLC Term Loan 5.000%, 09/14/19	1,932,945	1,925,696
5.000%, 09/25/19	412,577	411,031

		19,851,689

Packaging & Containers—0.6%
Berry Plastics Holding Corp. Term Loan 2.195%, 04/03/15	3,013,574	3,014,113
3.500%, 02/07/20	2,119,688	2,099,089

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
TricorBraun, Inc. Term Loan 4.000%, 05/03/18	620,313	$623,414

		5,736,616

Paper & Forest Products—0.1%
Expera Specialty Solutions LLC Term Loan 0.000%, 12/21/18 (c)	525,000	521,063

Pharmaceuticals—3.0%
Aptalis Pharma, Inc. Term Loan 5.500%, 02/10/17	2,255,000	2,259,495
Auxilium Pharmaceuticals, Inc. Term Loan 7.250%, 04/15/18	567,813	565,446
Grifols, Inc. Term Loan 4.250%, 06/01/17	3,057,842	3,077,773
Par Pharmaceutical Cos., Inc. Term Loan 4.250%, 09/30/19	1,141,389	1,136,192
Pharmaceutical Product Development, Inc. Term Loan 4.250%, 12/05/18	1,840,750	1,847,270
RPI Finance Trust Incremental Term Loan 4.000%, 11/09/18	856,946	858,731
Term Loan 3.500%, 05/09/18	3,201,079	3,209,082
Valeant Pharmaceuticals International, Inc. Term Loan 0.000%, 06/24/20 (c)	4,775,000	4,772,870
3.500%, 02/13/19	1,709,721	1,698,857
3.500%, 12/11/19	4,626,750	4,599,281
Warner Chilcott Co. LLC Term Loan 3.750%, 03/17/16	278,000	278,637
4.250%, 03/15/18	174,367	174,782
Warner Chilcott Corp. Term Loan 4.250%, 03/15/18	1,861,027	1,865,448

		26,343,864

Pipelines—0.2%
Energy Transfer Equity L.P. Term Loan 3.750%, 03/24/17	1,147,500	1,153,327
Ruby Western Pipeline Holdings LLC Term Loan 3.500%, 03/27/20	475,000	473,813

		1,627,140

Real Estate—0.3%
RE/MAX International, Inc. Term Loan 5.500%, 04/15/16	1,684,931	$1,697,568
Realogy Corp. Extended Term Loan 4.500%, 03/05/20	498,750	501,555
Starwood Property Trust, Inc. Term Loan 3.500%, 04/17/20	274,313	274,198

		2,473,321

Retail—7.3%
99 Cents Only Stores Term Loan 5.260%, 01/11/19	1,947,905	1,955,210
Albertson’s LLC Term Loan 4.250%, 03/21/16	422,554	422,686
4.750%, 03/21/19	275,696	274,088
Bass Pro Group LLC Term Loan 4.000%, 11/20/19	1,343,890	1,344,864
Burger King Corp. Term Loan 3.750%, 09/27/19	2,679,750	2,694,585
David’s Bridal, Inc. Term Loan 5.000%, 10/11/19	646,750	649,378
DineEquity, Inc. Term Loan 3.750%, 10/19/17	2,624,443	2,632,098
Dunkin’ Brands Group, Inc. Term Loan 3.750%, 02/14/20	6,069,934	6,065,667
Evergreen Acquisition Co, L.P. Term Loan 5.000%, 07/09/19	643,512	650,913
FTD, Inc. Term Loan 4.750%, 06/11/18	1,064,856	1,065,522
General Nutrition Centers, Inc. Term Loan 3.750%, 03/02/18	6,364,961	6,362,307
Harbor Freight Tools USA, Inc. Term Loan 6.500%, 11/14/17	967,688	976,397
J Crew Group, Inc. Term Loan 4.000%, 03/07/18	3,650,500	3,638,333
Jo-Ann Stores, Inc. Term Loan 4.000%, 03/16/18	2,760,964	2,761,828
Landry’s, Inc. Term Loan 4.750%, 04/24/18	2,493,075	2,499,826
Michaels Stores, Inc. Term Loan 3.750%, 01/28/20	2,500,000	2,495,572

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
National Vision, Inc. Term Loan 7.000%, 08/02/18	765,313	$769,139
NBTY, Inc. Term Loan 3.500%, 10/01/17	8,115,571	8,129,944
Neiman Marcus Group, Inc. (The) Extended Term Loan 4.000%, 05/16/18	4,950,000	4,940,333
Ollie’s Bargain Outlet, Inc. Term Loan 5.250%, 09/27/19	472,626	473,216
P.F. Chang’s China Bistro, Inc. Term Loan 5.250%, 07/02/19	397,000	402,211
Pantry, Inc. Term Loan 5.750%, 08/02/19	421,813	423,394
Party City Holdings, Inc. Term Loan 4.250%, 07/29/19	1,343,250	1,341,991
Pep Boys-Manny, Moe & Jack (The) Term Loan 5.000%, 10/11/18	448,875	451,395
Petco Animal Supplies, Inc. Term Loan 4.000%, 11/24/17	3,719,773	3,725,003
Pilot Travel Centers LLC Term Loan 3.750%, 03/30/18	1,325,615	1,306,725
4.250%, 08/07/19	446,625	441,461
Rite Aid Corp. Second Lien Term Loan 5.750%, 08/21/20	450,000	458,719
Term Loan 4.000%, 02/21/20	3,740,625	3,743,430
Wendy’s International, Inc. Term Loan 3.250%, 05/15/19	1,316,486	1,315,253

		64,411,488

Semiconductors—0.5%
Freescale Semiconductor, Inc. Term Loan 5.000%, 03/02/20	2,817,938	2,799,446
Microsemi Corp. Term Loan 3.750%, 02/19/20	1,312,728	1,320,386
Spansion LLC Term Loan 5.250%, 12/11/18	744,231	748,882

		4,868,714

Software—4.5%
Applied Systems, Inc. Incremental First Lien Term Loan 4.250%, 06/08/17	1,836,365	1,844,974

Software—(Continued)
Aspect Software, Inc. Term Loan 7.000%, 05/06/16	2,022,096	$2,028,398
CCC Information Services, Inc. Term Loan 4.000%, 12/20/19	423,187	424,245
Cinedigm Digital Funding I LLC Term Loan 3.750%, 02/28/18	1,650,775	1,662,124
First Data Corp. Extended Term Loan 4.193%, 03/23/18	4,023,844	3,930,793
Term Loan 4.193%, 03/24/17	500,000	490,875
4.193%, 09/24/18	1,850,000	1,806,756
Hyland Software, Inc. First Lien Term Loan 5.500%, 10/25/19	348,250	348,424
IMS Health, Inc. Term Loan 3.750%, 09/01/17	3,201,460	3,205,862
Infor, Inc. Term Loan 3.750%, 05/29/20	450,000	448,538
5.250%, 04/05/18	6,716,123	6,766,494
ION Trading Technologies S.A.R.L First Lien Term Loan 4.500%, 05/22/20	625,000	622,917
Kronos, Inc. Term Loan 4.500%, 10/30/19	1,567,125	1,577,899
Magic Newco LLC First Lien Term Loan 7.250%, 12/12/18	1,364,688	1,374,497
Mitchell International, Inc First Lien Term Loan 3.813%, 03/28/16	2,042,025	2,042,876
Renaissance Learning, Inc. Term Loan 5.750%, 11/13/18	570,688	577,108
Rocket Software, Inc. Term Loan 5.750%, 02/08/18	418,628	419,325
Rovi Solutions Corp. Term Loan 3.500%, 03/29/19	748,125	746,255
SafeNet, Inc. Term Loan 2.695%, 04/12/14	355,335	356,150
Serena Software, Inc. Extended Term Loan 4.193%, 03/10/16	1,700,000	1,691,500
Term Loan 5.000%, 03/10/16	325,000	323,781
Sophia L.P. Term Loan 4.500%, 07/19/18	1,277,827	1,282,619

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
SumTotal Systems LLC First Lien Term Loan 6.250%, 11/16/18	1,271,813	$1,271,018
SymphonyIRI Group, Inc. Term Loan 4.500%, 12/01/17	1,282,733	1,289,147
Vertafore, Inc. First Lien Term Loan 4.250%, 10/02/19	1,047,375	1,050,430
Wall Street Systems, Inc. First Lien Term Loan 5.750%, 10/24/19	1,967,120	1,972,038
Websense, Inc. Term Loan 4.500%, 06/25/20	800,000	801,000

		40,356,043

Telecommunications—4.6%
Arris Group, Inc. Term Loan 3.500%, 04/17/20	1,022,438	1,016,899
Cellular South, Inc. Term Loan 3.250%, 05/22/20	374,063	374,063
CommScope, Inc. Term Loan 3.750%, 01/12/18	2,223,813	2,231,458
Cricket Communications, Inc. Term Loan 4.750%, 10/10/19	472,625	470,262
4.750%, 03/09/20	3,050,000	3,027,759
Crown Castle International Corp. Term Loan 3.250%, 01/31/19	1,773,056	1,771,209
Genesys Telecom Holdings U.S., Inc. Term Loan 4.000%, 02/07/20	547,500	548,527
Intelsat Jackson Holdings, Ltd. Term Loan 4.250%, 04/02/18	9,828,088	9,861,877
MCC Iowa LLC Term Loan 1.920%, 01/30/15	1,178,195	1,177,458
3.250%, 01/29/21	950,000	944,057
SBA Finance LLC Term Loan 3.750%, 06/29/18	315,926	316,913
3.750%, 09/27/19	155,792	156,182
Syniverse Holdings, Inc. Delayed Draw Term Loan 4.000%, 04/23/19	1,200,000	1,199,500
Term Loan 5.000%, 04/23/19	1,806,750	1,815,220
Telesat Canada / Telesat LLC Term Loan 3.500%, 03/28/19	3,687,820	3,693,584

Telecommunications—(Continued)
UPC Financing Partnership Term Loan 3.250%, 06/30/21	4,028,489	$4,014,643
4.000%, 01/29/21	775,000	776,937
Virgin Media Investment Holdings, Ltd. Term Loan 3.500%, 06/05/20	5,975,000	5,928,323
WaveDivision Holdings LLC Term Loan 4.000%, 10/15/19	298,500	298,002
Windstream Corp. Term Loan 4.000%, 08/08/19	891,000	894,258

		40,517,131

Transportation—0.2%
Atlantic Aviation FBO, Inc. Term Loan 3.250%, 05/20/20	425,000	424,734
Swift Transportation Co., Inc. Term Loan 4.000%, 12/21/17	1,170,994	1,180,691

		1,605,425

Total Floating Rate Loans (Cost $869,789,878)		867,930,942

Corporate Bonds & Notes—0.0%

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc. 6.000%, 11/02/20 (b) (Cost $55,460)	71,875	55,099

Short-Term Investment—4.2%

Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $37,107,031 on 07/01/13, collateralized by $38,575,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $37,851,719.	37,107,000	37,107,000

Total Short-Term Investment (Cost $37,107,000)		37,107,000

Total Investments—102.0% (Cost $906,952,338) (e)		905,093,041
Unfunded Loan Commitments—(0.1)% (Cost $(961,904))		(961,904)
Net Investments—101.9% (Cost $905,990,434)		904,131,137
Other assets and liabilities (net)—(1.9)%		(17,035,050)

Net Assets—100.0%		$887,096,087

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.1% of net assets.
(c)	This loan will settle after June 30, 2013, at which time the interest rate will be determined.
(d)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(e)	As of June 30, 2013, the aggregate cost of investments was $905,990,434. The aggregate unrealized appreciation and depreciation of investments were $3,506,391 and $(5,365,688), respectively, resulting in net unrealized depreciation of $(1,859,297).

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$5,166,267	$—	$5,166,267
Aerospace/Defense	—	17,860,730	80,899	17,941,629
Apparel	—	411,679	—	411,679
Auto Manufacturers	—	6,800,601	—	6,800,601
Auto Parts & Equipment	—	29,165,159	—	29,165,159
Beverages	—	797,900	—	797,900
Biotechnology	—	369,856	—	369,856
Capital Markets	—	3,468,471	—	3,468,471
Chemicals	—	36,885,731	—	36,885,731
Coal	—	9,961,107	—	9,961,107
Commercial Services	—	62,477,296	—	62,477,296
Computers	—	22,105,004	—	22,105,004
Construction Materials	—	6,267,610	—	6,267,610
Containers & Packaging	—	10,095,630	—	10,095,630
Distribution/Wholesale	—	9,143,112	—	9,143,112
Diversified Consumer Services	—	2,593,260	—	2,593,260
Diversified Financial Services	—	29,201,810	—	29,201,810
Electric	—	17,954,750	—	17,954,750
Electrical Components & Equipment	—	1,973,474	—	1,973,474
Electronics	—	24,982,183	—	24,982,183
Engineering & Construction	—	824,010	—	824,010
Entertainment	—	13,566,464	—	13,566,464
Environmental Control	—	8,459,393	—	8,459,393
Food	—	49,580,279	—	49,580,279
Food Service	—	3,179,966	—	3,179,966
Hand/Machine Tools	—	1,099,948	—	1,099,948
Healthcare - Products	—	26,666,815	—	26,666,815
Healthcare - Services	—	67,684,664	—	67,684,664
Home Builders	—	800,095	—	800,095
Home Furnishings	—	3,095,376	—	3,095,376
Household Products/Wares	—	7,535,687	—	7,535,687
Independent Power Producers & Energy Traders	—	2,363,882	—	2,363,882
Industrial Conglomerates	—	772,571	—	772,571
Insurance	—	20,622,158	—	20,622,158
Internet	—	21,159,082	—	21,159,082
Iron/Steel	—	2,104,210	—	2,104,210
Leisure Time	—	13,874,136	—	13,874,136

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Lodging	$—	$8,162,942	$—	$8,162,942
Machinery - Construction & Mining	—	509,196	—	509,196
Machinery - Diversified	—	945,032	—	945,032
Media	—	69,030,953	740,400	69,771,353
Metal Fabricate/Hardware	—	9,005,538	—	9,005,538
Mining	—	13,811,654	—	13,811,654
Miscellaneous Manufacturing	—	7,078,169	—	7,078,169
Multi-Utilities	—	297,833	—	297,833
Office/Business Equipment	—	8,885,466	—	8,885,466
Oil & Gas	—	19,851,689	—	19,851,689
Packaging & Containers	—	5,736,616	—	5,736,616
Paper & Forest Products	—	521,063	—	521,063
Pharmaceuticals	—	26,343,864	—	26,343,864
Pipelines	—	1,627,140	—	1,627,140
Real Estate	—	2,473,321	—	2,473,321
Retail	—	64,411,488	—	64,411,488
Semiconductors	—	4,868,714	—	4,868,714
Software	—	40,356,043	—	40,356,043
Telecommunications	—	40,517,131	—	40,517,131
Transportation	—	1,605,425	—	1,605,425
Total Floating Rate Loans	—	867,109,643	821,299	867,930,942
Total Corporate Bonds & Notes*	—	—	55,099	55,099
Total Short-Term Investment*	—	37,107,000	—	37,107,000
Total Investments	$—	$904,216,643	$876,398	$905,093,041

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Appreciation/ (Depreciation)	Accrued Discount/ (Premium)	Realized Gain	Purchases	Sales		Balance as of June 30, 2013	Change in Unrealized Appreciation/ (Depreciation) from Investments still Held at June 30, 2013
Floating Rate Loans
Aerospace/Defense	$—	$(1,514)	$1,599	$1,972	$89,125	$(10,283	) (a)	$80,899	$(1,514)
Media	—	5,166	234	—	735,000	—		740,400	5,166
Corporate Bonds & Notes
Aerospace/Defense	—	(361)	361	—	55,099	—		55,099	(361)

Total	$—	$3,291	$2,194	$1,972	$879,224	$(10,283)		$876,398	$3,291

(a)	Sales include principal reductions.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$904,131,137
Cash	4,500,655
Receivable for:
Investments sold	7,443,297
Fund shares sold	565,001
Interest	5,874,116

Total Assets	922,514,206
Liabilities
Payables for:
Investments purchased	34,615,512
Fund shares redeemed	117,185
Accrued expenses:
Management fees	440,343
Distribution and service fees	16,947
Deferred trustees’ fees	30,432
Other expenses	197,700

Total Liabilities	35,418,119

Net Assets	$887,096,087

Net assets consist of:
Paid in surplus	$866,862,896
Undistributed net investment income	18,015,544
Accumulated net realized gain	4,076,944
Unrealized depreciation on investments	(1,859,297)

Net Assets	$887,096,087

Net Assets
Class A	$802,945,423
Class B	84,150,664
Capital Shares Outstanding*
Class A	77,228,740
Class B	8,127,384
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.40
Class B	10.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $905,990,434.
(b)	Investments at value includes unfunded loan commitments of $961,904.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$21,125,473

Total investment income	21,125,473
Expenses
Management fees	2,584,924
Administration fees	10,861
Custodian and accounting fees	171,134
Distribution and service fees—Class B	95,153
Audit and tax services	54,585
Legal	9,657
Trustees’ fees and expenses	13,448
Shareholder reporting	20,459
Insurance	2,602
Miscellaneous	4,850

Total expenses	2,967,673

Net Investment Income	18,157,800

Net Realized and Unrealized Gain
Net realized gain on investments	4,173,712

Net change in unrealized depreciation on investments	(7,404,150)

Net realized and unrealized loss	(3,230,438)

Net Increase in Net Assets From Operations	$14,927,362

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,157,800	$35,548,921
Net realized gain	4,173,712	3,957,301
Net change in unrealized appreciation (depreciation)	(7,404,150)	18,805,885

Increase in net assets from operations	14,927,362	58,312,107

From Distributions to Shareholders
Net investment income
Class A	(32,615,338)	(26,402,311)
Class B	(3,061,308)	(2,179,825)
Net realized capital gains
Class A	(3,689,518)	(2,120,418)
Class B	(364,441)	(185,019)

Total distributions	(39,730,605)	(30,887,573)

Increase in net assets from capital share transactions	80,595,203	41,207,562

Total Increase in Net Assets	55,791,960	68,632,096

Net Assets
Beginning of period	831,304,127	762,672,031

End of period	$887,096,087	$831,304,127

Undistributed Net Investment Income
End of period	$18,015,544	$35,534,390

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,551,386	$38,372,566	4,022,565	$42,194,239
Reinvestments	3,480,811	36,304,856	2,774,585	28,522,728
Redemptions	(857,137)	(9,051,068)	(4,065,448)	(42,374,721)

Net increase	6,175,060	$65,626,354	2,731,702	$28,342,246

Class B
Sales	2,181,077	$23,034,132	2,733,292	$28,587,355
Reinvestments	329,716	3,425,749	230,716	2,364,845
Redemptions	(1,092,990)	(11,491,032)	(1,736,754)	(18,086,884)

Net increase	1,417,803	$14,968,849	1,227,254	$12,865,316

Increase derived from capital shares transactions		$80,595,203		$41,207,562

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.69		$10.34	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.23		0.46	0.42	0.25
Net realized and unrealized gain (loss) on investments	(0.03)		0.30	(0.18)	0.09

Total from investment operations	0.20		0.76	0.24	0.34

Less Distributions
Distributions from net investment income	(0.44)		(0.38)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)		(0.03)	(0.03)	0.00

Total distributions	(0.49)		(0.41)	(0.24)	0.00

Net Asset Value, End of Period	$10.40		$10.69	$10.34	$10.34

Total Return (%) (c)	1.88	(d)	7.51	2.33	3.40	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(e)	0.68	0.68	0.69	(e)
Net ratio of expenses to average net assets (%)	0.67	(e)	0.68	0.68	0.69	(e)
Ratio of net investment income to average net assets (%)	4.26	(e)	4.42	4.10	3.71	(e)
Portfolio turnover rate (%)	25	(d)	42	40	31	(d)
Net assets, end of period (in millions)	$802.9		$759.9	$706.2	$536.1

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.64		$10.29	$10.32	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.21		0.44	0.40	0.25
Net realized and unrealized gain (loss) on investments	(0.03)		0.30	(0.19)	0.07

Total from investment operations	0.18		0.74	0.21	0.32

Less Distributions
Distributions from net investment income	(0.42)		(0.36)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)		(0.03)	(0.03)	0.00

Total distributions	(0.47)		(0.39)	(0.24)	0.00

Net Asset Value, End of Period	$10.35		$10.64	$10.29	$10.32

Total Return (%) (c)	1.67	(d)	7.33	2.01	3.20	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	0.93	0.93	0.94	(e)
Net ratio of expenses to average net assets (%)	0.92	(e)	0.93	0.93	0.94	(e)
Ratio of net investment income to average net assets (%)	4.01	(e)	4.18	3.86	3.73	(e)
Portfolio turnover rate (%)	25	(d)	42	40	31	(d)
Net assets, end of period (in millions)	$84.2		$71.4	$56.4	$20.2

(a)	Commencement of operations was April 30, 2010.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-24

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. The Portfolio had no permanent book-tax differences at December 31, 2012.

MIST-25

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $37,107,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower, with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2013, the Portfolio had open unfunded loan commitments of $961,904.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$286,023,339	$0	$208,480,877

MIST-26

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Eaton Vance Management (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,584,924	0.625%	First $100 million
	0.600%	Over $100 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$30,069,012	$14,085,195	$818,561	$—	$30,887,573	$14,085,195

MIST-27

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$36,977,020	$2,541,993	$5,542,478	$—	$45,061,491

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-28

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 0.02% and -0.05%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 0.07%.

MARKET ENVIRONMENT / CONDITIONS

The United States (U.S.) economy, as measured by gross domestic product, grew slowly during the six months ended June 30, 2013. Lackluster consumer spending and declines in exports and commercial real estate hindered first-quarter growth. Large cuts in federal and local government spending, volatile energy prices, business disruptions caused by Hurricane Sandy and the continuing effects of extreme weather conditions on farm production also hurt the economy during the period. However, generally positive labor market, manufacturing, and home sales and construction trends suggested the U.S. economic recovery remained largely intact. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts that took effect in 2013 contributed to fluctuations in consumer and business confidence.

In December 2012, the Federal Reserve Board (“Fed”) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. In 2013, the Fed agreed to continue purchases of mortgage-backed securities and long-term Treasuries at a monthly pace of $85 billion. Although inflation rose slightly during the reporting period, the Fed noted little evidence of wage pressures. On January 1, 2013, Congress agreed to a budget bill that maintained some tax cuts for most Americans but increased rates on the wealthiest. Congress, however, was unable to resolve differences related to a series of automatic federal spending cuts known as the “sequester.” The cuts will reduce funding for domestic and defense programs by $85 billion in the current U.S. fiscal year. In May 2013, the Fed stated it could begin slowing its monthly quantitative easing purchases in 2013 if economic conditions improved and terminate the program in mid-2014 if the unemployment rate fell to 7%. Anticipating an interest rate rise, many investors abruptly sold their fixed income instruments, and the 10-year U.S. Treasury yield rose to 2.52% at period-end from 1.78% on December 31, 2012.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Financial markets ended the period in a volatile fashion as uncertainty regarding domestic monetary policy drove volatility measures higher. Although High Yield and Corporate Loans outperformed U.S. Treasuries, most spread sectors generally underperformed U.S. Treasuries over the period. Below-Investment Grade Corporate Credit produced strong returns over the period, so our relatively overweighted exposure to Floating Rate Corporate Loan Debt benefited results. Yield accrual and yield curve movements in non-U.S. markets benefited many of our positions in Non-U.S. Dollar Denominated Bonds, while Foreign Currencies detracted from performance. The Portfolio’s exposure to Commercial Mortgage-Backed Securities (CMBS) contributed to results and our security selection within the sector provided a strong boost to performance. Our allocation to Non-Agency Residential Mortgage-Backed Securities (MBS) also benefited the Portfolio as the sector delivered positive performance. U.S. yield curve movements also supported results as we had a slightly short duration position.

At period end we remained slightly overweight in many of the credit sectors, including Corporate Credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. We increased allocations across Corporate Credit sectors, including High Yield securities, Investment Grade Corporate Debt and the Corporate Loan sector. We reduced exposure to Agency MBS and Treasury Inflation Protected Securities while we increased our allocation to CMBS as we found what we considered to be attractive valuations in those sectors. We remained convinced that many of the best opportunities in global bond markets were outside of the U.S., and we maintained strong exposure to International Bonds and Currencies.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio utilized derivatives such as currency forwards and options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	0.02	2.34	1.57
Class B	-0.05	2.08	1.32
Barclays U.S. Govt/Credit 1-3 Year Bond Index	0.07	0.74	1.04

1 The Barclays U.S. Govt/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. Corporate securities that have maturities ranging from one to three years.

2 Inception of the Class A and B shares is 4/29/2011. Index returns are based on an inception date of 4/29/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
U.S. Treasury Notes	22.2
Fannie Mae ARM Pool	3.5
Nykredit Realkredit AS	1.6
Fannie Mae 15 Yr. Pool	1.4
Freddie Mac ARM Non-Gold Pool	1.4
U.S. Treasury Inflation Indexed Notes	1.3
Korea Treasury Bonds	1.3
Morgan Stanley	1.3
Freddie Mac Multifamily Structured Pass-Through Certificates	1.1
Bear Stearns Commercial Mortgage Securities, Inc.	1.0

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	37.2
U.S. Treasury & Government Agencies	33.9
Mortgage-Backed Securities	9.7
Foreign Government	6.8
Floating Rate Loans	6.7
Asset-Backed Securities	3.9
Municipals	1.8
Purchased Options	0.0
Common Stocks	0.0

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.52%	$1,000.00	$1,000.20	$2.58
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$999.50	$3.82
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—34.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.1%
inVentiv Health, Inc. 9.000%, 01/15/18 (144A)	600,000	$627,000

Aerospace/Defense—0.1%
Boeing Co. (The) 0.950%, 05/15/18	1,500,000	1,435,224

Agriculture—0.5%
Lorillard Tobacco Co. 3.500%, 08/04/16	3,800,000	3,972,710
Reynolds American, Inc. 1.050%, 10/30/15	1,000,000	999,719

		4,972,429

Auto Manufacturers—0.4%
Daimler Finance North America LLC 1.950%, 03/28/14 (144A)	4,200,000	4,225,389

Banks—11.7%
AIB Mortgage Bank
2.625%, 07/28/17 (EUR)	3,000,000	3,939,546
4.875%, 06/29/17 (EUR)	3,050,000	4,271,690
Ally Financial, Inc.
4.500%, 02/11/14	1,000,000	1,008,500
5.500%, 02/15/17	500,000	522,405
Banco Bradesco S.A. of the Cayman Islands 2.374%, 05/16/14 (144A) (a)	4,200,000	4,239,077
Bank of America Corp. 1.828%, 07/11/14 (a)	6,000,000	6,064,044
Bank of Ireland Mortgage Bank 3.250%, 06/22/16 (EUR)	2,500,000	3,334,240
Bank of Montreal 0.800%, 11/06/15	3,000,000	2,996,376
BB&T Corp. 2.050%, 06/19/18	1,000,000	985,440
BBVA U.S. Senior SAU 2.399%, 05/16/14 (a)	4,200,000	4,222,642
CIT Group, Inc.
4.250%, 08/15/17	700,000	703,500
5.000%, 05/15/17	400,000	408,500
5.250%, 03/15/18	500,000	513,750
Commonwealth Bank of Australia 3.750%, 10/15/14 (144A)	4,200,000	4,362,540
Credit Suisse of New York 2.200%, 01/14/14	4,200,000	4,236,368
Goldman Sachs Group, Inc. (The) 3.300%, 05/03/15	4,200,000	4,329,037
5.125%, 10/16/14 (EUR)	3,000,000	4,109,216
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,305,000
JPMorgan Chase & Co.
4.375%, 01/30/14 (EUR)	4,900,000	6,523,477
6.125%, 04/01/14 (EUR)	1,500,000	2,034,392
Morgan Stanley
1.556%, 04/25/18 (a)	4,000,000	3,923,080
6.000%, 05/13/14	10,000,000	10,400,500

Banks—(Continued)
Nordea Bank AB 2.125%, 01/14/14 (144A)	4,200,000	$4,237,750
Nykredit Realkredit AS
2.000%, 10/01/13 (DKK)	30,000,000	5,257,987
2.000%, 04/01/14 (DKK)	45,000,000	7,950,223
2.000%, 01/01/16 (DKK)	18,000,000	3,239,566
4.000%, 01/01/16 (DKK)	9,000,000	1,697,012
PNC Funding Corp. 2.700%, 09/19/16	1,300,000	1,352,985
Realkredit Danmark AS 4.000%, 01/01/16 (DKK)	9,000,000	1,696,375
Royal Bank of Canada 0.644%, 03/08/16 (a)	3,000,000	3,004,815
Royal Bank of Scotland plc (The) 4.875%, 08/25/14 (144A)	4,200,000	4,346,076
6.934%, 04/09/18 (EUR)	1,500,000	2,040,336
Santander US Debt S.A. Unipersonal 2.991%, 10/07/13 (144A)	4,200,000	4,223,948
U.S. Bancorp 1.375%, 09/13/13	4,200,000	4,205,048
U.S. Bank N.A. 3.778%, 04/29/20 (a)	1,000,000	1,047,216
UBS AG 2.250%, 01/28/14	2,441,000	2,464,487
Wachovia Corp.
0.616%, 10/28/15 (a)	1,032,000	1,019,968
0.647%, 10/15/16 (a)	5,143,000	5,050,467

		130,267,579

Beverages—0.8%
Constellation Brands, Inc. 7.250%, 09/01/16	2,000,000	2,272,500
7.250%, 05/15/17	2,000,000	2,275,000
Heineken NV 0.800%, 10/01/15 (144A)	4,000,000	3,979,440

		8,526,940

Biotechnology—0.2%
Gilead Sciences, Inc. 2.400%, 12/01/14	1,000,000	1,022,230
3.050%, 12/01/16	1,000,000	1,057,020

		2,079,250

Chemicals—0.1%
INEOS Group Holdings S.A. 6.500%, 08/15/18 (144A) (EUR)	800,000	996,064

Coal—0.2%
Peabody Energy Corp. 7.375%, 11/01/16	1,500,000	1,665,000

Commercial Services—0.4%
Block Financial LLC 5.125%, 10/30/14	4,200,000	4,401,629

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—1.0%
Apple, Inc. 0.523%, 05/03/18 (a)	7,000,000	$6,969,998
Hewlett-Packard Co. 1.823%, 09/19/14 (a)	4,200,000	4,240,371

		11,210,369

Construction Materials—0.1%
Cemex Finance LLC 9.500%, 12/14/16 (144A)	1,200,000	1,269,000
Euramax International, Inc. 9.500%, 04/01/16	300,000	287,250

		1,556,250

Diversified Financial Services—2.7%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	3,500,000	3,441,137
Banque PSA Finance S.A. 3.375%, 04/04/14 (144A)	4,100,000	4,116,154
CNH Capital LLC 3.875%, 11/01/15	700,000	703,500
Ford Motor Credit Co. LLC 2.375%, 01/16/18	2,000,000	1,925,694
7.000%, 04/15/15	2,000,000	2,168,222
GE Capital European Funding 2.000%, 02/27/15 (EUR)	3,000,000	3,982,829
4.625%, 07/04/14 (EUR)	3,000,000	4,062,544
Hyundai Capital America 4.000%, 06/08/17 (144A)	300,000	310,784
John Deere Capital Corp. 0.380%, 10/08/14 (a)	4,000,000	4,003,092
Merrill Lynch & Co., Inc. 5.450%, 07/15/14	4,000,000	4,171,416
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A)	1,500,000	1,503,750
SLM Corp. 8.450%, 06/15/18	100,000	111,000

		30,500,122

Electric—1.1%
Duke Energy Corp. 2.100%, 06/15/18	800,000	795,048
GDF Suez 1.625%, 10/10/17 (144A)	1,000,000	984,820
Georgia Power Co. 0.625%, 11/15/15	1,000,000	991,431
Korea Hydro & Nuclear Power Co., Ltd. 6.250%, 06/17/14 (144A)	4,300,000	4,486,628
Korea Western Power Co., Ltd. 3.125%, 05/10/17 (144A)	2,100,000	2,097,100
State Grid Overseas Investment 2013, Ltd. 1.750%, 05/22/18 (144A)	2,000,000	1,916,868
Virginia Electric and Power Co. 1.200%, 01/15/18	900,000	872,274

		12,144,169

Food—0.8%
Dean Foods Co. 7.000%, 06/01/16	2,000,000	$2,175,000
Kraft Foods Group, Inc. 1.625%, 06/04/15	3,000,000	3,031,989
2.250%, 06/05/17	2,000,000	2,014,034
Safeway, Inc. 3.400%, 12/01/16	600,000	625,453
TESCO plc 2.000%, 12/05/14 (144A)	1,000,000	1,012,774

		8,859,250

Gas—0.4%
Sempra Energy 2.000%, 03/15/14	4,200,000	4,235,771

Health Care Providers & Services—0.1%
Aetna, Inc. 1.500%, 11/15/17	1,000,000	970,891

Healthcare-Products—0.3%
Baxter International, Inc. 1.850%, 06/15/18	3,000,000	2,975,703
3.200%, 06/15/23	500,000	490,439

		3,466,142

Healthcare-Services—0.1%
Laboratory Corp. of America Holdings 2.200%, 08/23/17	1,000,000	992,829

Holding Companies-Diversified—0.2%
Hutchison Whampoa International 09/16, Ltd. 4.625%, 09/11/15 (144A)	2,000,000	2,132,166
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	400,000	412,158

		2,544,324

Home Builders—2.0%
Centex Corp. 5.250%, 06/15/15	3,000,000	3,191,250
6.500%, 05/01/16	6,000,000	6,690,000
DR Horton, Inc. 4.750%, 05/15/17	2,000,000	2,065,000
5.625%, 01/15/16	3,425,000	3,617,656
Toll Brothers Finance Corp. 5.150%, 05/15/15	6,000,000	6,240,000

		21,803,906

Household Products—0.4%
Avon Products, Inc. 2.375%, 03/15/16	3,000,000	3,024,312
Colgate-Palmolive Co. 0.900%, 05/01/18	2,000,000	1,924,086

		4,948,398

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Household Products/Wares—0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.500%, 05/15/18	2,000,000	$2,060,000

Insurance—0.8%
Prudential Covered Trust 2.997%, 09/30/15 (144A)	8,100,000	8,358,552

Iron/Steel—0.1%
ArcelorMittal 5.000%, 02/25/17	1,500,000	1,518,750

Lodging—0.2%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	1,000,000	1,041,250
MGM Resorts International 6.625%, 07/15/15	1,000,000	1,066,250

		2,107,500

Media—1.2%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	2,700,000	2,713,049
DISH DBS Corp. 4.250%, 04/01/18 (144A)	500,000	490,000
7.125%, 02/01/16	1,500,000	1,623,750
NBCUniversal Media LLC 2.100%, 04/01/14	4,200,000	4,250,581
Walt Disney Co. (The) 0.265%, 02/11/15 (a)	4,500,000	4,496,481

		13,573,861

Mining—0.6%
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A)	900,000	875,250
6.875%, 02/01/18 (144A)	500,000	493,750
Rio Tinto Finance USA plc 1.625%, 08/21/17	2,600,000	2,550,046
Xstrata Finance Canada, Ltd. 2.050%, 10/23/15 (144A)	3,000,000	3,000,948

		6,919,994

Office/Business Equipment—0.4%
Xerox Corp. 1.094%, 05/16/14 (a)	4,200,000	4,197,022

Oil & Gas—3.1%
Anadarko Petroleum Corp. 5.750%, 06/15/14	2,000,000	2,091,108
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,710,105
BP Capital Markets plc 0.700%, 11/06/15	4,000,000	3,984,988

Oil & Gas—(Continued)
Chesapeake Energy Corp. 9.500%, 02/15/15	1,500,000	$1,657,500
Chevron Corp. 1.104%, 12/05/17	6,000,000	5,862,672
CNOOC Finance 2013, Ltd. 1.750%, 05/09/18	3,000,000	2,869,545
CNPC General Capital, Ltd. 1.950%, 04/16/18 (144A)	1,500,000	1,435,899
2.750%, 04/19/17 (144A)	800,000	801,053
CNPC HK Overseas Capital, Ltd. 3.125%, 04/28/16 (144A)	500,000	521,324
Drill Rigs Holdings, Inc. 6.500%, 10/01/17 (144A)	400,000	399,000
Lukoil International Finance B.V. 3.416%, 04/24/18 (144A)	2,300,000	2,236,750
Petrohawk Energy Corp. 7.875%, 06/01/15	700,000	715,050
Phillips 66 1.950%, 03/05/15	2,700,000	2,741,869
Quicksilver Resources, Inc. 7.000%, 06/21/19 (144A) (a)	700,000	630,000
Woodside Finance, Ltd. 4.500%, 11/10/14 (144A)	4,200,000	4,382,931

		35,039,794

Oil & Gas Services—0.4%
CGG 9.500%, 05/15/16	500,000	521,875
Schlumberger Norge 1.950%, 09/14/16 (144A)	4,000,000	4,075,544

		4,597,419

Pharmaceuticals—1.0%
AbbVie, Inc. 1.033%, 11/06/15 (144A) (a)	3,500,000	3,533,453
Express Scripts Holding Co. 2.750%, 11/21/14	1,000,000	1,021,998
McKesson Corp. 1.400%, 03/15/18	2,000,000	1,930,418
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	2,000,000	1,949,720
Zoetis, Inc. 1.150%, 02/01/16 (144A)	1,800,000	1,793,886
1.875%, 02/01/18 (144A)	1,200,000	1,174,741

		11,404,216

Pipelines—0.4%
Enterprise Products Operating LLC 1.250%, 08/13/15	3,700,000	3,712,143
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	500,000	524,950
Kinder Morgan Finance Co. ULC 5.700%, 01/05/16	500,000	535,548

		4,772,641

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.7%
Costco Wholesale Corp. 0.650%, 12/07/15	1,000,000	$998,026
Dollar General Corp. 1.875%, 04/15/18	2,000,000	1,929,654
Edcon Pty, Ltd. 9.500%, 03/01/18 (144A) (EUR)	800,000	968,427
Wal-Mart Stores, Inc. 0.600%, 04/11/16	4,000,000	3,973,276

		7,869,383

Semiconductors—0.1%
Freescale Semiconductor, Inc. 9.250%, 04/15/18 (144A)	1,500,000	1,616,250

Telecommunications—1.5%
Embarq Corp. 7.082%, 06/01/16	2,071,000	2,320,628
Qwest Corp. 7.500%, 10/01/14	4,200,000	4,520,716
Sprint Nextel Corp. 9.000%, 11/15/18 (144A)	2,000,000	2,340,000
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	2,300,000	2,227,798
Verizon Communications, Inc. 0.700%, 11/02/15	1,000,000	993,284
1.950%, 03/28/14	4,200,000	4,242,282
Wind Acquisition Finance S.A. 11.750%, 07/15/17 (144A)	500,000	520,000

		17,164,708

Total Corporate Bonds & Notes (Cost $381,409,304)		383,629,015

U.S. Treasury & Government Agencies—31.4%

Agency Sponsored Mortgage - Backed—7.4%
Fannie Mae 15 Yr. Pool 4.000%, 04/01/26	4,081,569	4,302,878
4.000%, 05/01/26	4,273,570	4,504,482
4.500%, 09/01/24	2,435,618	2,583,847
4.500%, 03/01/25	4,499,860	4,772,072
Fannie Mae ARM Pool 1.904%, 03/01/35 (a)	87,417	91,185
1.934%, 02/01/36 (a)	153,708	160,462
2.070%, 11/01/35 (a)	293,430	307,125
2.085%, 03/01/36 (a)	497,216	524,951
2.125%, 05/01/19 (a)	105,775	105,591
2.160%, 07/01/35 (a)	240,976	256,089
2.175%, 07/01/36 (a)	112,265	116,074
2.226%, 01/01/20 (a)	160,955	168,502
2.230%, 06/01/35 (a)	123,726	131,460
2.323%, 06/01/33 (a)	115,638	118,172
2.363%, 06/01/32 (a)	4,317	4,366
2.365%, 01/01/33 (a)	196,923	198,074
2.429%, 02/01/35 (a)	177,934	189,000

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.492%, 11/01/34 (a)	8,862,583	$9,539,928
2.588%, 02/01/32 (a)	91,810	97,572
2.623%, 08/01/33 (a)	130,735	139,548
2.649%, 11/01/36 (a)	6,135,506	6,501,327
2.658%, 09/01/35 (a)	10,803,682	11,469,334
2.685%, 04/01/35 (a)	1,598,188	1,709,839
2.693%, 12/01/35 (a)	230,971	238,391
2.706%, 10/01/33 (a)	66,716	70,913
2.750%, 05/01/34 (a)	148,985	150,172
2.810%, 11/01/35 (a)	61,250	64,874
2.825%, 11/01/34 (a)	41,402	41,817
2.845%, 08/01/35 (a)	1,434,701	1,530,555
2.856%, 11/01/35 (a)	4,736,317	5,056,382
3.754%, 05/01/34 (a)	133,801	134,554
Freddie Mac ARM Non-Gold Pool 2.375%, 05/01/34 (a)	379,487	404,419
2.495%, 07/01/37 (a)	747,755	797,566
2.528%, 07/01/36 (a)	142,249	151,587
2.655%, 01/01/35 (a)	173,803	184,628
2.658%, 03/01/35 (a)	1,182,090	1,256,659
2.725%, 04/01/34 (a)	1,402,696	1,482,609
2.751%, 01/01/35 (a)	1,557,065	1,656,849
2.787%, 06/01/37 (a)	7,427,515	7,980,944
2.839%, 07/01/35 (a)	426,726	457,036
2.953%, 06/01/37 (a)	633,954	678,993
3.075%, 04/01/35 (a)	122,048	123,974
3.345%, 09/01/37 (a)	659,017	701,645
Freddie Mac Multifamily Structured Pass-Through Certificates 2.902%, 08/25/20	7,691,700	8,031,027
3.342%, 12/25/19	3,476,791	3,697,449

		82,884,921

U.S. Treasury—24.0%
U.S. Treasury Bonds 11.250%, 02/15/15	4,000,000	4,708,124
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16	3,160,500	3,241,734
1.250%, 04/15/14	7,471,704	7,573,857
1.875%, 07/15/13	3,798,330	3,801,593
U.S. Treasury Notes 0.250%, 07/15/15	21,700,000	21,640,672
0.375%, 03/15/15	22,000,000	22,025,784
1.750%, 07/31/15	11,000,000	11,311,091
1.875%, 06/30/15	32,800,000	33,784,000
2.500%, 04/30/15	14,000,000	14,551,796
4.000%, 02/15/15	38,000,000	40,277,036
4.125%, 05/15/15	25,000,000	26,763,675
4.250%, 08/15/15	33,000,000	35,686,398
4.500%, 02/15/16	38,000,000	41,903,892

		267,269,652

Total U.S. Treasury & Government Agencies (Cost $354,731,838)		350,154,573

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—8.9%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—2.8%
Arkle Master Issuer plc 1.674%, 05/17/60 (144A) (a)	2,275,000	$2,278,528
Banc of America Funding Corp. 0.362%, 07/20/36 (a)	1,133,552	1,093,214
Credit Suisse First Boston Mortgage Securities Corp. 2.651%, 04/25/34 (a)	2,841,097	2,896,729
Fosse Master Issuer plc 1.677%, 10/18/54 (144A) (a)	3,687,647	3,723,550
Granite Master Issuer plc 0.272%, 12/20/54 (a)	2,093,603	2,028,702
Holmes Master Issuer plc 1.677%, 10/15/54 (144A) (a)	1,202,436	1,209,311
Kildare Securities, Ltd. 0.394%, 12/10/43 (144A) (a)	3,316,603	3,184,430
MASTR Adjustable Rate Mortgages Trust 0.393%, 05/25/47 (a)	1,357,743	1,319,375
Merrill Lynch Mortgage Investors Trust 1.097%, 01/25/29 (a)	1,905,170	1,837,826
MLCC Mortgage Investors, Inc. 0.933%, 03/25/28 (a)	998,177	993,040
2.250%, 04/25/35 (a)	1,117,432	1,094,588
Permanent Master Issuer plc 1.675%, 07/15/42 (144A) (a)	3,970,000	3,993,260
Springleaf Mortgage Loan Trust 2.220%, 10/25/57 (144A) (a)	2,771,559	2,811,766
WaMu Mortgage Pass-Through Certificates 0.483%, 07/25/45 (a)	543,354	502,313
Wells Fargo Mortgage Backed Securities Trust 2.636%, 06/25/35 (a)	1,998,311	1,948,193

		30,914,825

Commercial Mortgage-Backed Securities—6.1%
Banc of America Large Loan, Inc. 2.493%, 11/15/15 (144A) (a)	2,859,902	2,862,121
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.061%, 03/11/41 (a)	403,819	405,141
5.460%, 09/10/45 (a)	3,200,000	3,410,909
5.695%, 07/10/46 (a)	4,024,000	4,016,427
Bear Stearns Commercial Mortgage Securities, Inc. 5.611%, 09/11/41 (a)	3,620,000	3,526,553
5.611%, 03/11/39 (a)	3,961,000	4,035,847
5.905%, 06/11/40 (a)	3,200,000	3,553,997
Citigroup / Deutsche Bank Commercial Mortgage Trust 5.617%, 10/15/48	3,200,000	3,532,451
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	2,000,000	1,861,356
Commercial Mortgage Trust 2005-GG5 5.277%, 04/10/37 (a)	1,300,000	1,381,484
G-FORCE 2005-RR LLC 4.830%, 08/22/36 (144A)	1,348,922	1,365,783

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
German Residential Asset Note Distributor plc 1.615%, 01/20/21 (EUR) (a)	2,500,503	$3,245,014
2.095%, 01/20/21 (EUR) (a)	2,281,039	2,948,330
Greenwich Capital Commercial Funding Corp. 6.056%, 07/10/38 (a)	6,965,000	7,278,905
JP Morgan Chase Commercial Mortgage Securities Corp. 5.464%, 12/12/43	3,500,000	3,470,194
6.056%, 04/15/45 (a)	2,410,000	2,413,998
JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC14 5.633%, 12/12/44 (a)	3,700,000	4,006,112
LB-UBS Commercial Mortgage Trust 2006-C1 5.276%, 02/15/41 (a)	930,000	908,463
ML-CFC Commercial Mortgage Trust 2006-3 5.409%, 07/12/46 (a)	3,009,446	3,327,038
Morgan Stanley Capital I Trust 5.677%, 03/12/44 (a)	1,100,000	1,119,901
Talisman-6 Finance plc 0.391%, 10/22/16 (EUR) (a)	2,536,273	2,954,698
Wachovia Bank Commercial Mortgage Trust 5.077%, 10/15/35 (144A) (a)	2,179,625	2,188,119
5.919%, 05/15/43 (a)	2,700,000	2,294,892
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 5.795%, 07/15/45 (a)	2,400,000	2,617,519

		68,725,252

Total Mortgage-Backed Securities (Cost $97,902,411)		99,640,077

Foreign Government—6.3%

Commercial Banks—0.8%
Bank Negara Malaysia Monetary Notes Zero Coupon, 07/04/13 (MYR)	180,000	56,957
Zero Coupon, 07/11/13 (MYR)	170,000	53,762
Zero Coupon, 07/18/13 (MYR)	160,000	50,570
Zero Coupon, 07/25/13 (MYR)	140,000	44,224
Zero Coupon, 08/06/13 (MYR)	530,000	167,253
Zero Coupon, 08/15/13 (MYR)	650,000	204,971
Zero Coupon, 08/27/13 (MYR)	280,000	88,225
Zero Coupon, 09/05/13 (MYR)	380,000	119,623
Zero Coupon, 09/17/13 (MYR)	385,000	121,078
Zero Coupon, 09/26/13 (MYR)	420,000	131,989
Zero Coupon, 10/08/13 (MYR)	5,000	1,570
Zero Coupon, 10/31/13 (MYR)	1,950,000	611,058
Zero Coupon, 11/12/13 (MYR)	520,000	162,789
Zero Coupon, 11/19/13 (MYR)	1,020,000	319,134
Zero Coupon, 12/05/13 (MYR)	280,000	87,491
Zero Coupon, 12/10/13 (MYR)	380,000	118,689
Zero Coupon, 12/12/13 (MYR)	1,010,000	315,429
Zero Coupon, 12/19/13 (MYR)	100,000	31,211
Zero Coupon, 12/26/13 (MYR)	940,000	293,216
Zero Coupon, 12/31/13 (MYR)	560,000	174,611

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Commercial Banks—(Continued)
Bank Negara Malaysia Monetary Notes Zero Coupon, 01/09/14 (MYR)	595,000	$185,334
Zero Coupon, 01/16/14 (MYR)	880,000	273,945
Zero Coupon, 02/06/14 (MYR)	15,000	4,663
Zero Coupon, 02/18/14 (MYR)	200,000	62,111
Zero Coupon, 02/20/14 (MYR)	485,000	150,594
Zero Coupon, 02/25/14 (MYR)	160,000	49,660
Zero Coupon, 03/06/14 (MYR)	2,500,000	775,363
Zero Coupon, 03/13/14 (MYR)	60,000	18,598
Zero Coupon, 03/20/14 (MYR)	450,000	139,404
Zero Coupon, 03/27/14 (MYR)	280,000	86,700
Zero Coupon, 04/03/14 (MYR)	130,000	40,233
Zero Coupon, 04/24/14 (MYR)	170,000	52,512
Zero Coupon, 05/15/14 (MYR)	650,000	200,438
Zero Coupon, 05/20/14 (MYR)	680,000	209,604
Zero Coupon, 05/27/14 (MYR)	1,325,000	408,188
Zero Coupon, 06/03/14 (MYR)	2,380,000	733,278
Zero Coupon, 06/05/14 (MYR)	1,422,000	437,752
Zero Coupon, 06/10/14 (MYR)	140,000	43,081
Zero Coupon, 06/17/14 (MYR)	1,840,000	565,882
Zero Coupon, 06/19/14 (MYR)	1,310,000	403,107
Korea Monetary Stabilization Bonds 2.470%, 04/02/15 (KRW)	650,000,000	565,697
2.740%, 02/02/15 (KRW)	179,540,000	157,019
2.840%, 12/02/14 (KRW)	65,040,000	56,999
Monetary Authority of Singapore Zero Coupon, 07/26/13 (SGD)	460,000	362,860

		9,136,872

Sovereign—5.5%
Hungary Government Bonds 5.500%, 02/12/14 (HUF)	1,500,000	6,672
5.500%, 12/22/16 (HUF)	18,990,000	85,089
7.500%, 10/24/13 (HUF)	43,840,000	195,314
7.750%, 08/24/15 (HUF)	3,800,000	17,816
8.000%, 02/12/15 (HUF)	12,120,000	56,314
Hungary Government International Bond 6.750%, 07/28/14 (EUR)	700,000	952,430
Hungary Treasury Bills 3.950%, 07/24/13 (HUF) (b)	10,500,000	46,222
4.059%, 07/17/13 (HUF) (b)	9,500,000	41,855
4.187%, 03/05/14 (HUF) (b)	28,280,000	121,323
4.242%, 01/08/14 (HUF) (b)	6,470,000	27,898
4.286%, 09/18/13 (HUF) (b)	4,040,000	17,659
4.292%, 03/05/14 (HUF) (b)	137,420,000	589,537
4.318%, 03/05/14 (HUF) (b)	48,500,000	208,067
4.354%, 01/08/14 (HUF) (b)	68,710,000	296,275
Indonesia Retail Bond
7.950%, 08/15/13 (IDR)	19,500,000,000	1,967,072
Indonesia Treasury Bonds
9.000%, 09/15/13 (IDR)	2,390,000,000	241,844
Ireland Government Bonds
4.000%, 01/15/14 (EUR)	250,000	331,518
4.600%, 04/18/16 (EUR)	3,078,000	4,291,514

Sovereign—(Continued)
Korea Treasury Bonds
2.750%, 12/10/15 (KRW)	151,040,000	$131,839
3.000%, 12/10/13 (KRW)	16,045,000,000	14,072,675
3.250%, 12/10/14 (KRW)	62,530,000	55,119
3.250%, 06/10/15 (KRW)	186,850,000	164,829
Malaysia Government Bonds
3.197%, 10/15/15 (MYR)	1,660,000	524,174
3.434%, 08/15/14 (MYR)	1,340,000	425,620
3.461%, 07/31/13 (MYR)	2,090,000	661,683
3.741%, 02/27/15 (MYR)	1,595,000	509,255
3.835%, 08/12/15 (MYR)	1,625,000	519,908
4.720%, 09/30/15 (MYR)	130,000	42,500
5.094%, 04/30/14 (MYR)	5,765,000	1,855,352
8.000%, 10/30/13 (MYR)	10,000	3,217
Mexican Bonos
6.000%, 06/18/15 (MXN)	101,000	8,030
6.250%, 06/16/16 (MXN)	764,000	61,822
7.000%, 06/19/14 (MXN)	19,820,000	1,572,240
8.000%, 12/19/13 (MXN)	50,200,000	3,945,385
8.000%, 12/17/15 (MXN)	20,714,000	1,728,713
9.500%, 12/18/14 (MXN)	8,960,000	743,085
Mexico Cetes
Zero Coupon, 09/19/13 (MXN)	116,620,000	892,085
Zero Coupon, 10/31/13 (MXN)	3,200,000	24,365
Zero Coupon, 01/09/14 (MXN)	10,936,000	82,625
Zero Coupon, 04/03/14 (MXN)	2,140,000	16,020
Zero Coupon, 04/30/14 (MXN)	12,140,000	90,606
Poland Government Bonds
Zero Coupon, 07/25/13 (PLN)	375,000	112,634
Zero Coupon, 01/25/14 (PLN)	3,035,000	899,073
Zero Coupon, 07/25/14 (PLN)	60,000	17,532
Zero Coupon, 07/25/15 (PLN)	723,000	204,364
Zero Coupon, 01/25/16 (PLN)	2,553,000	708,239
3.980%, 01/25/17 (PLN) (a)	5,746,000	1,717,211
3.980%, 01/25/21 (PLN) (a)	5,829,000	1,690,791
5.000%, 10/24/13 (PLN)	4,890,000	1,481,187
5.500%, 04/25/15 (PLN)	1,556,000	488,384
5.750%, 04/25/14 (PLN)	8,705,000	2,679,328
6.250%, 10/24/15 (PLN)	1,551,000	498,251
Singapore Treasury Bills
0.193%, 08/12/13 (SGD) (b)	440,000	347,044
0.194%, 11/01/13 (SGD) (b)	740,000	583,317
0.243%, 05/02/14 (SGD) (b)	401,000	315,565
0.254%, 07/25/13 (SGD) (b)	275,000	216,928
Sweden Government Bonds
1.500%, 08/30/13 (SEK)	1,670,000	249,246
6.750%, 05/05/14 (SEK)	58,070,000	9,078,944
Sweden Treasury Bills
0.842%, 09/18/13 (SEK) (b)	12,560,000	1,869,195
0.871%, 12/18/13 (SEK) (b)	5,300,000	786,848

		61,569,647

Total Foreign Government (Cost $73,643,152)		70,706,519

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—6.2%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
Silver II US Holdings LLC Term Loan 4.000%, 12/13/19	793,218	$788,506
Transdigm, Inc. Term Loan 3.750%, 02/28/20	907,302	898,229

		1,686,735

Agriculture—0.0%
American Rock Salt Holdings LLC Term Loan 5.500%, 04/25/17	407,087	406,985

Auto Parts & Equipment—0.2%
Allison Transmission, Inc. Term Loan 3.200%, 08/07/17	280,672	282,075
4.250%, 08/23/19	546,888	549,453
Tomkins LLC Term Loan 3.750%, 09/29/16	1,026,465	1,032,239

		1,863,767

Chemicals—0.4%
Arysta LifeScience Corp. First Lien Term Loan 4.500%, 05/30/20	979,979	972,021
Ineos U.S. Finance LLC Term Loan 4.000%, 05/04/18	622,996	611,415
MacDermid, Inc. First Lien Term Loan 4.000%, 06/07/20	220,000	219,175
Tronox Pigments (Netherlands) B.V. Term Loan 4.500%, 03/19/20	1,265,312	1,273,366
U.S. Coatings Acquisition, Inc. Term Loan 4.750%, 02/01/20	1,095,594	1,097,380

		4,173,357

Coal—0.3%
Arch Coal, Inc. Term Loan 5.750%, 05/16/18	2,102,706	2,101,392
Walter Energy, Inc. Term Loan 5.750%, 04/02/18	982,894	961,801

		3,063,193

Commercial Services—0.7%
Avis Budget Car Rental LLC Term Loan 3.000%, 03/15/19	1,127,175	1,131,120

Commercial Services—(Continued)
Genpact International, Inc. Term Loan 3.500%, 08/30/19	190,000	$190,119
Hertz Corp. (The) Term Loan 3.750%, 03/11/18	728,003	728,003
Interactive Data Corp. Term Loan 3.750%, 02/11/18	1,158,962	1,155,096
KAR Auction Services, Inc. Term Loan 3.750%, 05/19/17	2,214,141	2,235,087
Weight Watchers International, Inc. Term Loan 3.750%, 04/02/20	1,861,590	1,853,911

		7,293,336

Computers—0.3%
BMC Software, Inc. Term Loan 0.000%, 05/30/14 (d)	2,000,000	2,001,920
Moneygram International, Inc. Term Loan 4.250%, 03/28/20	1,023,167	1,027,649

		3,029,569

Computers & Peripherals—0.1%
Dell, Inc. First Lien Term Loan 4.000%, 02/28/14 (c)	984,615	979,692
Second Lien Term Loan 5.250%, 02/05/21 (c)	615,385	612,308

		1,592,000

Containers & Packaging—0.2%
Pact Group Pty Ltd. Term Loan 3.750%, 05/29/20	350,000	348,688
Reynolds Group Holdings, Inc. Term Loan 4.750%, 09/28/18	1,989,098	1,997,591

		2,346,279

Diversified Financial Services—0.1%
Trans Union LLC Term Loan 4.250%, 02/10/18	1,141,214	1,148,917

Entertainment—0.1%
Ameristar Casinos, Inc. Term Loan 4.000%, 04/14/18	273,003	273,799

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Cinemark USA, Inc. Term Loan 3.200%, 12/18/19	413,692	$414,726

		688,525

Food—0.6%
Advance Pierre Foods, Inc. Term Loan 5.750%, 07/10/17	337,062	338,958
ARAMARK Corp. Extended Letter of Credit 3.695%, 07/26/16	25,984	26,026
Extended Term Loan 3.776%, 07/26/16	556,130	557,031
Term Loan 4.000%, 09/09/19	440,000	440,000
Del Monte Foods Co. Term Loan 4.000%, 03/08/18	2,826,852	2,822,146
HJ Heinz Co. Term Loan 3.500%, 06/05/20	1,512,886	1,514,520
Pinnacle Foods Finance LLC Term Loan 3.250%, 04/29/20	458,244	456,181

		6,154,862

Healthcare-Products—0.2%
Bausch & Lomb, Inc. Term Loan 4.000%, 05/17/19	1,661,237	1,661,237
Hologic, Inc. Term Loan 4.500%, 08/01/19	463,287	465,284

		2,126,521

Healthcare-Services—0.5%
Community Health Systems, Inc. Extended Term Loan 3.773%, 01/25/17	1,495,428	1,499,002
DaVita, Inc. Term Loan 4.000%, 11/01/19	1,024,938	1,027,956
4.500%, 10/20/16	1,481,050	1,489,381
HCA, Inc. Extended Term Loan 2.945%, 05/01/18	60,000	59,803
2.750%, 03/31/17	1,140,504	1,144,781
Term Loan 3.026%, 03/31/17	179,496	178,879
WC Luxco S.A.R.L. Term Loan 4.250%, 03/15/18	589,739	591,161

		5,990,963

Insurance—0.0%
Asurion LLC Term Loan 4.500%, 05/24/19	161,837	$160,664
4.750%, 07/18/17	219,551	219,162

		379,826

Machinery-Construction & Mining—0.1%
Terex Corp. Term Loan 4.500%, 04/28/17	613,304	619,947

Media—0.3%
CSC Holdings, Inc. Term Loan 2.695%, 04/17/20	1,493,556	1,479,554
Entravision Communications Corp. Term Loan 3.000%, 05/31/20 (c)	550,000	544,041
Foxco Acquisition Sub LLC Term Loan 5.500%, 07/14/17	377,524	381,773
Nine Entertainment Group Ltd. Term Loan 3.500%, 02/05/20	865,651	862,404
WMG Acquisition Corp. Term Loan 0.000%, 07/01/20 (d)	280,000	278,444

		3,546,216

Metal Fabricate/Hardware—0.0%
Rexnord LLC Term Loan 3.750%, 04/01/18	396,808	397,602

Mining—0.1%
FMG America Finance, Inc. Term Loan 5.250%, 10/18/17	805,310	801,662

Oil & Gas—0.0%
Pacific Drilling S.A. Term Loan 4.500%, 06/04/18	230,000	229,971

Packaging & Containers—0.1%
Berry Plastics Holding Corp. Term Loan 3.500%, 02/08/20	936,854	928,277

Pharmaceuticals—0.3%
Par Pharmaceutical Cos., Inc. Term Loan 4.250%, 09/30/19	706,450	703,006

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. Term Loan 0.000%, 06/24/20 (d)	420,000	$419,108
3.500%, 02/13/19	389,481	387,452
3.500%, 12/11/19	814,010	809,178
Warner Chilcott Co. LLC Term Loan 4.250%, 03/15/18	100,644	100,886
Warner Chilcott Corp. Term Loan 4.250%, 03/15/18	1,074,174	1,076,762

		3,496,392

Retail—0.8%
BJ’s Wholesale Club, Inc. Term Loan 4.250%, 09/26/19	3,169,170	3,163,228
Burger King Corp. Term Loan 3.750%, 09/28/19	835,802	842,217
DineEquity, Inc. Term Loan 3.750%, 10/19/17	440,640	442,369
Dunkin’ Brands Group, Inc. Term Loan 3.750%, 02/11/20	711,431	710,702
Evergreen Acquisition Co, L.P. Term Loan 5.000%, 07/09/19	2,350,050	2,361,554
Party City Holdings, Inc. Term Loan 4.250%, 07/29/19	1,184,050	1,178,378

		8,698,448

Semiconductors—0.1%
Freescale Semiconductor, Inc. Term Loan 3.750%, 06/01/16 (c)	1,000,000	880,000

Telecommunications—0.6%
Intelsat Jackson Holdings, Ltd. Term Loan 4.250%, 04/02/18	2,082,728	2,089,757
Telesat Canada / Telesat LLC Term Loan 3.500%, 03/28/19	1,225,152	1,228,980
UPC Financing Partnership Term Loan 3.250%, 06/30/21	1,968,585	1,962,128
4.000%, 01/28/21	238,500	238,947
Virgin Media Investment Holdings, Ltd. Term Loan 0.000%, 06/07/20 (d)	1,600,375	1,585,932

		7,105,744

Total Floating Rate Loans (Cost $68,540,634)		68,649,094

Asset-Backed Securities—3.6%
Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.8%
Argent Securities, Inc. 0.553%, 10/25/35 (a)	1,270,000	$1,107,319
Bayview Financial Acquisition Trust 0.825%, 08/28/44 (a)	1,419,143	1,394,089
HSBC Home Equity Loan Trust 2005-2 0.462%, 01/20/35 (a)	2,149,794	2,121,631
MASTR Asset Backed Securities Trust 0.923%, 09/25/34 (a)	1,400,000	1,358,483
Morgan Stanley ABS Capital I 1.393%, 05/25/33 (a)	522,807	499,519
Residential Funding Mortgage Securities II Home Loan Trust 5.480%, 06/25/34	916,580	951,629
Terwin Mortgage Trust 2005-8HE 0.563%, 07/25/35 (144A) (a)	1,556,043	1,553,057

		8,985,727

Asset-Backed - Other—2.8%
Aames Mortgage Investment Trust 0.898%, 10/25/35 (a)	807,516	805,509
Ameriquest Mortgage Securities, Inc. 1.018%, 06/25/34 (a)	2,361,436	2,286,168
Apidos CDO 4.850%, 04/15/25 (144A) (e)	1,710,000	1,710,000
Chase Funding Mortgage Loan Asset-Backed Certificates 5.351%, 02/25/35 (a)	677,930	692,429
Citigroup Mortgage Loan Trust, Inc. 0.343%, 10/25/36 (a)	1,565,525	1,548,509
Conseco Financial Corp. 6.740%, 02/01/31	1,323,361	1,342,137
Countryplace Manufactured Housing Contract Trust 4.800%, 12/15/35 (144A) (a)	225,512	231,337
Countrywide Asset-Backed Certificates 0.433%, 04/25/36 (a)	767,537	762,709
0.703%, 06/25/35 (a)	1,797,308	1,765,041
0.893%, 12/25/34 (a)	1,318,136	1,306,153
0.943%, 03/25/34 (a)	691,000	640,501
CREST 2004-1, Ltd. 0.606%, 01/28/20 (144A) (a)	1,892,687	1,741,272
CT CDO III, Ltd. 5.471%, 06/25/35 (144A)	2,470,000	2,485,956
CT CDO IV, Ltd. 0.502%, 10/20/43 (144A) (a)	3,447,665	3,218,947
G-Star 2002-2, Ltd. 2.193%, 10/25/37 (144A) (a)	378,011	376,677
Greenpoint Mortgage Funding Trust 0.913%, 07/25/30 (a)	1,165,450	1,153,303
GSAMP Trust 2005-HE3 0.863%, 06/25/35 (a)	1,691,922	1,555,501
JPMorgan Mortgage Acquisition Corp. 0.343%, 05/25/36 (a)	529,826	512,797
LNR CDO 2003-1, Ltd. 1.493%, 07/23/36 (144A) (a)	201,305	200,083

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Contracts/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
Long Beach Mortgage Loan Trust 0.663%, 08/25/35 (a)	2,107,795	$2,040,663
Morgan Stanley ABS Capital I 0.928%, 01/25/35 (a)	926,644	878,917
Newcastle CDO V, Ltd. 0.613%, 12/24/39 (144A) (a)	1,135,383	1,078,863
Park Place Securities, Inc. 0.643%, 09/25/35 (a)	675,000	625,010
Structured Asset Securities Corp. 0.493%, 02/25/36 (a)	2,530,473	2,464,478

		31,422,960

Total Asset-Backed Securities (Cost $39,492,768)		40,408,687

Municipals—1.7%
Acalanes Union High School District, General Obligation Unlimited 1.427%, 08/01/18	1,000,000	968,150
California State Public Works Board 3.183%, 12/01/14	3,685,000	3,755,126
City of Burleson, Texas, Refunding, General Obligation, Ltd. 3.000%, 03/01/14	1,010,000	1,027,321
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,331,584
Florida Hurricane Catastrophe Fund Finance Corp. 2.107%, 07/01/18	2,000,000	1,934,720
New York State Dormitory Authority, Revenue, Refunding (Assured Guaranty Insured) 4.000%, 10/01/14	2,085,000	2,172,737
New York State Urban Development Corp., Revenue, Refunding 5.000%, 01/01/15	2,000,000	2,132,900
Reading School District, Refunding, General Obligation Unlimited 5.000%, 04/01/15	2,500,000	2,651,825
State of Illinois, Refunding, General Obligation Unlimited 5.000%, 01/01/16	2,500,000	2,705,750

Total Municipals (Cost $19,005,167)		18,680,113

Purchased Options—0.0%

Call Options—0.0%
AUD Currency, Strike Price 1.05 Expires 07/15/13 (AUD)	7,800,000	7

Put Options—0.0%
EUR Currency, Strike Price 1.28 Expires 11/14/13 (EUR)	20,000,000	399,138

Total Purchased Options (Cost $656,306)		399,145

Common Stock—0.0%
Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
NewPage Corp. (f) (Cost $554,408)	2,400	$216,000

Short-Term Investments—8.3%

Repurchase Agreement—8.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $91,316,076 on 07/01/13, collateralized by $89,995,000 U.S.Treasury Note at 2.125% due 05/31/15 with a value of $93,144,825.	91,316,000	91,316,000

Foreign Government—0.1%
Singapore Treasury Bill 0.201%, 08/22/13 (SGD) (b)	1,690,000	1,332,937

Total Short-Term Investments (Cost $92,663,124)		92,648,937

Total Investments—100.8% (Cost $1,128,599,112) (g)		1,125,132,160
Unfunded Loan Commitments—(0.4)% (Cost $(4,150,000))		(4,150,000)
Net Investments—100.4% (Cost $1,124,449,112)		1,120,982,160
Other assets and liabilities (net)—(0.4)%		(4,374,165)

Net Assets—100.0%		$1,116,607,995

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(d)	This loan will settle after June 30, 2013, at which time the interest rate will be determined.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.2% of net assets.
(f)	Illiquid security. As of June 30, 2013, these securities represent 0.0% of net assets.
(g)	As of June 30, 2013, the aggregate cost of investments was $1,124,449,112. The aggregate unrealized appreciation and depreciation of investments were $13,156,193 and $(16,623,145), respectively, resulting in net unrealized depreciation of $(3,466,952).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $140,321,496, which is 12.6% of net assets.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(CDO)—	Collateralized Debt Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	4,377,547	Deutsche Bank London	03/31/14	$4,468,600	$(537,681)
CAD	259,000	Citibank N.A.	02/11/14	256,405	(11,455)
CAD	194,000	Deutsche Bank London	02/12/14	191,467	(7,995)
CAD	130,000	Deutsche Bank London	02/14/14	128,180	(5,241)
CAD	260,000	Deutsche Bank London	02/19/14	256,115	(10,266)
CAD	261,000	Deutsche Bank London	02/20/14	255,842	(9,054)
CAD	262,000	Barclays Bank plc	02/21/14	255,805	(8,077)
CAD	131,000	Barclays Bank plc	02/24/14	127,511	(3,656)
CAD	211,000	Barclays Bank plc	02/25/14	204,339	(4,852)
CAD	132,000	Deutsche Bank London	02/25/14	127,949	(3,151)
CAD	185,000	Barclays Bank plc	02/26/14	178,904	(4,002)
CAD	132,000	HSBC Bank plc	03/06/14	127,398	(2,627)
CAD	165,000	Barclays Bank plc	03/07/14	158,882	(2,922)
CAD	144,000	HSBC Bank plc	03/07/14	138,413	(2,303)
CAD	1,042,200	Deutsche Bank AG	05/28/14	999,999	(16,956)
CHF	40,250	Deutsche Bank London	04/16/14	43,917	(1,150)
CHF	1,440,250	Deutsche Bank London	04/16/15	1,593,197	(50,475)
CLP	1,129,880,000	Deutsche Bank AG	05/09/14	2,299,074	(156,354)
CLP	1,133,875,000	JPMorgan Chase Bank N.A.	05/09/14	2,308,848	(158,551)
EUR	700,000	Deutsche Bank AG	07/05/13	905,310	5,855
INR	6,818,000	JPMorgan Chase Bank N.A.	08/06/13	125,526	(11,504)
INR	119,574,000	Deutsche Bank AG	08/07/13	2,190,762	(191,377)
SEK	11,363,310	Deutsche Bank AG	05/28/14	1,700,000	(17,563)
SGD	1,629,622	Morgan Stanley & Co., Inc.	11/08/13	1,323,390	(37,363)
SGD	3,496,264	Morgan Stanley & Co., Inc.	11/18/13	2,808,696	(49,546)
SGD	1,623,132	Deutsche Bank AG	05/06/14	1,315,209	(34,088)

Contracts to Deliver
CHF	40,250	Deutsche Bank London	04/16/14	$44,732	$1,965
CHF	1,440,250	Deutsche Bank London	04/16/15	1,621,355	78,633
DKK	20,500,000	Deutsche Bank London	09/11/13	3,541,811	(38,502)
DKK	19,000,000	Deutsche Bank London	09/27/13	3,318,487	(424)
DKK	30,600,000	Deutsche Bank London	11/06/13	5,290,456	(56,984)
DKK	46,800,000	Deutsche Bank London	01/09/14	8,264,171	80,285
EUR	1,455,100	Deutsche Bank London	07/05/13	1,842,913	(51,139)
EUR	923,000	Barclays Bank plc	07/26/13	1,199,716	(1,821)
EUR	410,000	Deutsche Bank London	07/29/13	499,667	(34,066)
EUR	1,046,650	Barclays Bank plc	08/01/13	1,287,379	(75,154)
EUR	46,169	Citibank N.A.	08/08/13	57,627	(2,478)
EUR	5,933	Citibank N.A.	08/09/13	7,415	(309)
EUR	17,272	Barclays Bank plc	08/23/13	21,628	(859)
EUR	30,815	Barclays Bank plc	09/12/13	39,557	(566)
EUR	152,186	Barclays Bank plc	09/16/13	197,027	(1,131)
EUR	87,929	UBS AG	09/17/13	113,762	(729)
EUR	31,978	Barclays Bank plc	09/19/13	42,125	486
EUR	21,514	Barclays Bank plc	09/24/13	27,963	(51)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	3,100,000	Deutsche Bank London	01/23/14	$4,183,450	$144,167
EUR	3,653,125	Deutsche Bank London	01/30/14	4,897,745	137,530
EUR	1,461,250	Deutsche Bank London	01/30/14	1,946,531	42,445
EUR	1,355,480	Deutsche Bank London	01/30/14	1,827,932	61,671
EUR	3,300,000	Deutsche Bank London	02/03/14	4,483,545	183,361
EUR	5,000,000	Deutsche Bank London	02/05/14	6,768,500	252,987
EUR	3,400,000	Deutsche Bank London	02/06/14	4,441,420	10,843
EUR	1,816,000	Deutsche Bank London	02/06/14	2,334,468	(31,982)
EUR	395,300	Deutsche Bank London	03/18/14	512,985	(2,267)
EUR	118,600	JPMorgan Chase Bank N.A.	03/19/14	155,396	806
EUR	198,000	JPMorgan Chase Bank N.A.	03/20/14	257,398	(687)
EUR	198,000	JPMorgan Chase Bank N.A.	03/21/14	256,219	(1,868)
EUR	198,000	JPMorgan Chase Bank N.A.	03/24/14	257,177	(915)
EUR	158,000	JPMorgan Chase Bank N.A.	03/25/14	204,548	(1,406)
EUR	3,060,000	Deutsche Bank London	03/26/14	3,921,390	(67,354)
EUR	178,275	Deutsche Bank London	03/26/14	232,168	(216)
EUR	2,752,764	Deutsche Bank London	04/03/14	3,537,715	(50,732)
EUR	1,689,780	Deutsche Bank AG	04/10/14	2,217,025	14,146
EUR	2,414,290	Deutsche Bank AG	04/22/14	3,169,481	21,808
EUR	513,104	Deutsche Bank AG	04/22/14	676,066	7,098
EUR	300,000	Deutsche Bank AG	05/05/14	397,050	5,881
EUR	1,824,000	Deutsche Bank AG	05/07/14	2,399,326	20,984
EUR	6,170,000	Goldman Sachs & Co.	05/07/14	8,117,252	72,094
EUR	2,350,000	Goldman Sachs & Co.	05/08/14	3,077,584	13,359
EUR	400,000	Deutsche Bank AG	05/09/14	525,100	3,526
EUR	2,750,000	Deutsche Bank AG	05/12/14	3,632,750	46,847
EUR	2,909,965	Citibank N.A.	05/13/14	3,840,717	46,196
EUR	715,290	Deutsche Bank AG	05/28/14	928,053	(4,773)
EUR	693,000	Goldman Sachs & Co.	05/30/14	893,520	(10,251)
EUR	3,500,000	Deutsche Bank AG	06/02/14	4,595,150	30,546
EUR	35,796	Deutsche Bank AG	06/05/14	46,582	(104)
EUR	93,500	Deutsche Bank AG	06/09/14	122,773	826
JPY	64,350,000	HSBC Bank plc	02/12/14	691,846	41,867
JPY	64,319,000	JPMorgan Chase Bank N.A.	02/12/14	691,876	42,210
JPY	85,250,000	Citibank N.A.	02/13/14	922,544	61,449
JPY	42,690,000	JPMorgan Chase Bank N.A.	02/13/14	461,279	30,075
JPY	42,710,000	JPMorgan Chase Bank N.A.	02/18/14	461,271	29,837
JPY	42,570,000	Citibank N.A.	02/19/14	461,221	31,196
JPY	42,760,000	Goldman Sachs & Co.	02/19/14	461,290	29,346
JPY	21,350,000	Barclays Bank plc	02/25/14	230,626	14,941
JPY	42,660,000	Barclays Bank plc	02/27/14	461,267	30,289
JPY	14,279,000	Deutsche Bank London	02/27/14	155,996	11,740
JPY	436,983,750	Deutsche Bank AG	05/07/14	4,500,000	80,802
JPY	55,178,000	Deutsche Bank AG	05/12/14	559,842	1,782
JPY	281,655,500	Morgan Stanley & Co., Inc.	05/12/14	2,863,254	14,645
JPY	265,900,000	Morgan Stanley & Co., Inc.	05/19/14	2,609,319	(80,259)
JPY	82,910,000	Barclays Bank plc	06/10/14	851,965	13,021
JPY	88,300,000	HSBC Bank plc	06/10/14	912,831	19,347
JPY	59,880,000	JPMorgan Chase Bank N.A.	06/10/14	608,559	2,649
JPY	29,200,000	Deutsche Bank AG	06/11/14	303,863	8,391
JPY	81,810,000	JPMorgan Chase Bank N.A.	06/11/14	851,978	24,150
JPY	34,500,000	JPMorgan Chase Bank N.A.	06/17/14	365,137	16,000

Net Unrealized Depreciation					$(67,154)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/30/13	374	USD	82,347,379	$(67,379)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/19/13	(19)	USD	(2,449,765)	45,077

					$(22,302)

Swap Agreements

Centrally cleared credit default swap agreements

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Unrealized Depreciation
Markit CDX North America, Series 20	1.000%	06/20/18	2.731%	USD	1,000,000	$(1,761)

OTC Credit Default Swaps on corporate issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American Axle & Manufacturing, Inc. 5.000%, due 06/20/2018	(5.000%)	06/20/18	Barclays Bank plc	3.528%	USD	500,000	$(33,420)	$(34,103)	$683
American Axle & Manufacturing, Inc. 5.000% 06/20/2018	(5.000%)	06/20/18	Credit Suisse Group AG	3.528%	USD	2,300,000	(153,730)	(138,686)	(15,044)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/15	JPMorgan Chase Bank N.A.	0.253%	USD	3,000,000	(282,965)	(137,578)	(145,387)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/16	Credit Suisse Group AG	0.359%	USD	6,000,000	(827,591)	(737,831)	(89,760)
Constellation Brands, Inc. 5.000%, due 09/20/2016	(5.000%)	09/20/16	Barclays Bank plc	0.677%	USD	2,000,000	(276,722)	(241,928)	(34,794)
Constellation Brands, Inc. 5.000%, due 06/20/2017	(5.000%)	06/20/17	Barclays Bank plc	0.944%	USD	2,000,000	$(315,748)	(262,181)	(53,567)
D.R. Horton, Inc. 5.000%, due 03/20/2016	(5.000%)	03/20/16	JPMorgan Chase Bank N.A.	1.038%	USD	3,425,000	(366,310)	(394,626)	28,316
D.R. Horton, Inc. 5.000% due 06/20/2017	(5.000%)	06/20/17	Citibank N.A.	1.576%	USD	2,000,000	(262,693)	(281,353)	18,660
Dean Foods Co. 5.000%, due 06/20/2016	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	1.474%	USD	2,000,000	(206,238)	(193,666)	(12,572)
Embarq Corp. 7.082%, due 06/01/2016	(5.000%)	06/20/16	Credit Suisse Group AG	0.881%	USD	2,071,000	(251,538)	(247,588)	(3,950)
First Data Corp. 5.000% 03/20/2015	(5.000%)	03/20/15	Barclays Bank plc	2.209%	USD	1,600,000	(76,359)	(99,699)	23,340
First Data Corp. 5.000%, due 03/20/2015	(5.000%)	03/20/15	Barclays Bank plc	2.209%	USD	2,600,000	(124,083)	(120,307)	(3,776)
GenOn Energy, Inc. 5.000%, due 06/20/2014	(5.000%)	06/20/14	Credit Suisse Group AG	0.624%	USD	5,000,000	(215,431)	(270,907)	55,476
Hilton Worldwide, Inc. 4.957%, due 11/15/2013	(5.000%)	12/20/13	Credit Suisse Group AG	0.349%	USD	3,000,000	(67,657)	(113,004)	45,347
Intelsat SA 6.500%, due 11/01/2013	(5.000%)	12/20/13	Credit Suisse Group AG	0.196%	USD	2,900,000	(67,584)	(150,955)	83,371

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

OTC Credit Default Swaps on corporate issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc. 5.000%, due 03/20/2013	(5.000%)	09/20/14	Credit Suisse Group AG	0.406%	USD	4,000,000	$(227,429)	$(310,962)	$83,533
Merrill Lynch & Co., Inc. 1.000%, due 09/20/2017	(1.000%)	09/20/17	Credit Suisse Group AG	1.063%	USD	2,000,000	5,124	4,498	626
Morgan Stanley 5.000%, due 06/20/2013	(5.000%)	06/20/14	Credit Suisse Group AG	0.737%	USD	5,000,000	(209,589)	(322,282)	112,693
Morgan Stanley 5.000%, due 03/20/2013	(5.000%)	06/20/14	Credit Suisse Group AG	0.737%	USD	5,000,000	(209,589)	(321,647)	112,058
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse Group AG	0.631%	USD	3,000,000	(259,456)	(330,262)	70,806
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse Group AG	0.631%	USD	3,000,000	(259,456)	(316,024)	56,568

Totals							$(4,688,464)	$(5,021,091)	$332,627

OTC Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 5.000%, due 09/20/2017	1.000%	09/20/17	Credit Suisse Group AG	1.166%	USD	2,000,000	$(13,515)	$(4,498)	$(9,017)
Berkshire Hathaway, Inc. 1.000%, due 09/20/2017	1.000%	09/20/17	Barclays Bank plc	0.905%	USD	6,000,000	23,542	(84,614)	108,156
Celanese US Holdings LLC 6.500%, 10/13/2016	1.800%	06/20/16	Credit Suisse Group AG	0.000%	USD	500,000	3,730	—	3,730
First Data Corp. 5.000%, due 03/20/2016	5.000%	03/20/16	Barclays Bank plc	4.046%	USD	2,000,000	49,944	(5,000)	54,944
First Data Corp. 5.000% 03/20/2016	5.000%	03/20/16	Barclays Bank plc	4.046%	USD	1,000,000	24,972	39,817	(14,845)
Goodyear Tire & Rubber Co. (The) 5.000% 06/20/2018	5.000%	06/20/18	Barclays Bank plc	4.343%	USD	500,000	14,531	11,623	2,908
Goodyear Tire & Rubber Co. (The) 5.000% 06/20/2018	5.000%	06/20/18	Credit Suisse Group AG	4.343%	USD	2,300,000	66,841	46,871	19,970
PSEG Power 1.000% due 06/20/2017	1.000%	06/20/17	Credit Suisse Group AG	0.811%	USD	1,000,000	7,373	(47,638)	55,011
Republic of Lithuania 4.500%, due 03/05/2013	1.000%	06/20/16	Credit Suisse Group AG	0.818%	USD	400,000	2,149	(18,566)	20,715
Safeway, Inc. 1.000% due 09/20/2017	1.000%	09/20/17	Citibank N.A.	1.640%	USD	650,000	(16,910)	(78,061)	61,151

Totals							$162,657	$(140,066)	$302,723

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

OTC Credit Default Swaps on credit indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit CMBX North America, Series 2	1.090%	03/15/49	Credit Suisse Group AG	0.000%	USD	1,100,000	$(163,559)	$(165,721)	$2,162
Markit CMBX North America, Series 2	1.090%	03/15/49	Credit Suisse Group AG	0.000%	USD	1,200,000	(178,428)	(168,786)	(9,642)
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	1.123%	USD	2,940,000	96,162	41,454	54,708
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	1.123%	USD	2,352,000	76,930	32,340	44,590
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	1.123%	USD	2,352,000	76,930	29,400	47,530
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	1.123%	USD	2,352,000	76,930	32,340	44,590
Markit LCDX North America, Series 20	2.500%	06/20/18	Barclays Bank plc	1.225%	USD	2,000,000	51,250	80,000	(28,750)
Markit LCDX North America, Series 20	2.500%	06/20/18	Credit Suisse Group AG	1.225%	USD	1,700,000	43,563	44,625	(1,062)
Markit MCDX North America, Series 20	1.000%	06/20/18	Citibank N.A.	1.225%	USD	3,000,000	(51,490)	(21,384)	(30,106)
Markit MCDX North America, Series 20	1.000%	06/20/18	Citibank N.A.	1.225%	USD	3,000,000	(51,491)	(10,792)	(40,699)

Totals							$(23,203)	$(106,524)	$83,321

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$383,629,015	$—	$383,629,015
Total U.S. Treasury & Government Agencies*	—	350,154,573	—	350,154,573
Total Mortgage-Backed Securities*	—	99,640,077	—	99,640,077
Total Foreign Government*	—	70,706,519	—	70,706,519
Total Floating Rate Loans*	—	68,649,094	—	68,649,094
Asset-Backed Securities
Asset-Backed - Home Equity	—	8,985,727	—	8,985,727
Asset-Backed - Other	—	29,712,960	1,710,000	31,422,960
Total Asset-Backed Securities	—	38,698,687	1,710,000	40,408,687
Total Municipals	—	18,680,113	—	18,680,113
Total Purchased Options*	—	399,145	—	399,145
Total Common Stock*	—	216,000	—	216,000
Short-Term Investments
Repurchase Agreement	—	91,316,000	—	91,316,000
Foreign Government	—	1,332,937	—	1,332,937
Total Short-Term Investments	—	92,648,937	—	92,648,937
Total Investments	$—	$1,123,422,160	$1,710,000	$1,125,132,160

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$1,788,082	$—	$1,788,082
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,855,236)	—	(1,855,236)
Total Forward Contracts	$—	$(67,154)	$—	$(67,154)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$45,077	$—	$—	$45,077
Futures Contracts (Unrealized Depreciation)	(67,379)	—	—	(67,379)
Total Futures Contracts	$(22,302)	$—	$—	$(22,302)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(1,761)	$—	$(1,761)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$619,971	$—	$619,971
OTC Swap Contracts at Value (Liabilities)	—	(5,168,981)	—	(5,168,981)
Total OTC Swap Contracts	$—	$(4,549,010)	$—	$(4,549,010)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Appreciation/ (Depreciation)	Purchase	Balance as of June 30, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at June 30, 2013
Asset-Backed Securities
Asset-Backed - Other	$—	$—	$1,710,000.00	$1,710,000	$—

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,120,982,160
Cash	2,081,867
Cash denominated in foreign currencies (c)	533,348
Cash collateral (d)	3,993,937
Swaps at market value (e)	619,971
Unrealized appreciation on forward foreign currency exchange contracts	1,788,082
Receivable for:
Investments sold	4,529,886
Fund shares sold	1,776,767
Principal paydowns	228,633
Interest	7,246,635
Cash collateral on swaps	430,209
Swap interest	29,568

Total Assets	1,144,241,063
Liabilities
Payables for:
Investments purchased	18,053,700
Fund shares redeemed	451,494
Swaps at market value (f)	5,168,981
Unrealized depreciation on forward foreign currency exchange contracts	1,855,236
Variation margin payable on swap contracts	2,916
Variation margin on futures contracts	10,203
Open cash collateral on swaps	1,230,000
Swap interest	92,883
Accrued expenses:
Management fees	431,540
Distribution and service fees	24,815
Deferred trustees’ fees	21,608
Other expenses	289,692

Total Liabilities	27,633,068

Net Assets	$1,116,607,995

Net assets consist of:
Paid in surplus	$1,123,370,458
Undistributed net investment income	13,615,274
Accumulated net realized loss	(17,518,144)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(2,859,593)

Net Assets	$1,116,607,995

Net Assets
Class A	$982,281,808
Class B	134,326,187
Capital Shares Outstanding*
Class A	98,862,779
Class B	13,559,171
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.94
Class B	9.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,124,449,112.
(b)	Investments at value includes unfunded loan commitments of $4,150,000.
(c)	Identified cost of cash denominated in foreign currencies was $534,735.
(d)	Includes collateral of $3,905,000 for swaps, $1,557 for centrally cleared swaps and $87,380 for futures.
(e)	Net premium paid on swaps was $207,150.
(f)	Net premium received on swaps was $5,474,831.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest (a)	$15,910,638

Total investment income	15,910,638
Expenses
Management fees	2,648,175
Administration fees	13,474
Custodian and accounting fees	183,423
Distribution and service fees—Class B	128,069
Audit and tax services	43,956
Legal	9,770
Trustees’ fees and expenses	13,517
Shareholder reporting	21,090
Insurance	3,014
Miscellaneous	5,243

Total expenses	3,069,731
Less management fee waiver	(148,144)

Net expenses	2,921,587

Net Investment Income	12,989,051

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,985,173
Futures contracts	(247,449)
Swap contracts	(1,807,996)
Foreign currency transactions	2,793,780

Net realized gain	3,723,508

Net change in unrealized appreciation (depreciation) on:
Investments	(18,271,845)
Futures contracts	(82,011)
Swap contracts	1,873,350
Foreign currency transactions	(524,455)

Net change in unrealized depreciation	(17,004,961)

Net realized and unrealized loss	(13,281,453)

Net Decrease in Net Assets From Operations	$(292,402)

(a)	Net of foreign withholding taxes of $54,331.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,989,051	$16,050,641
Net realized gain	3,723,508	931,185
Net change in unrealized appreciation (depreciation)	(17,004,961)	25,354,775

Increase (decrease) in net assets from operations	(292,402)	42,336,601

From Distributions to Shareholders
Net investment income
Class A	(17,639,187)	(18,675,670)
Class B	(1,756,188)	(1,332,614)

Total distributions	(19,395,375)	(20,008,284)

Increase in net assets from capital share transactions	110,046,429	141,545,050

Total Increase in Net Assets	90,358,652	163,873,367

Net Assets
Beginning of period	1,026,249,343	862,375,976

End of period	$1,116,607,995	$1,026,249,343

Undistributed Net Investment Income
End of period	$13,615,274	$20,021,598

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,199,844	$52,560,461	11,073,616	$110,759,964
Reinvestments	1,763,919	17,639,187	1,888,339	18,675,670
Redemptions	(991,844)	(9,937,496)	(2,053,499)	(20,427,988)

Net increase	5,971,919	$60,262,152	10,908,456	$109,007,646

Class B
Sales	6,432,681	$64,431,908	5,347,627	$53,337,952
Reinvestments	176,147	1,756,188	135,017	1,332,614
Redemptions	(1,636,248)	(16,403,819)	(2,219,552)	(22,133,162)

Net increase	4,972,580	$49,784,277	3,263,092	$32,537,404

Increase derived from capital shares transactions		$110,046,429		$141,545,050

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011(a)
Net Asset Value, Beginning of Period	$10.12		$9.88	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.12		0.17	0.09
Net realized and unrealized gain (loss) on investments	(0.12)		0.29	(0.21)

Total from investment operations	0.00		0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.18)		(0.22)	0.00

Total distributions	(0.18)		(0.22)	0.00

Net Asset Value, End of Period	$9.94		$10.12	$9.88

Total Return (%) (d)	0.02	(c)	4.67	(1.20	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(e)	0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.52	(e)	0.53	0.56	(e)
Ratio of net investment income to average net assets (%)	2.46	(e)	1.70	1.40	(e)
Portfolio turnover rate (%)	41	(c)	60	76	(c)
Net assets, end of period (in millions)	$982.3		$939.7	$809.9

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011(a)
Net Asset Value, Beginning of Period	$10.08		$9.86	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.11		0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.11)		0.29	(0.23)

Total from investment operations	0.00		0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.17)		(0.21)	0.00

Total distributions	(0.17)		(0.21)	0.00

Net Asset Value, End of Period	$9.91		$10.08	$9.86

Total Return (%) (d)	(0.05	)(c)	4.40	(1.40	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(e)	0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.77	(e)	0.78	0.81	(e)
Ratio of net investment income to average net assets (%)	2.22	(e)	1.45	1.37	(e)
Portfolio turnover rate (%)	41	(c)	60	76	(c)
Net assets, end of period (in millions)	$134.3		$86.6	$52.5

(a)	Commencement of operations was April 29, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, defaulted bonds, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $91,316,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower, with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2013, the Portfolio had open unfunded loan commitments of $4,150,000.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of

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principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

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Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains

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or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement, provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit

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event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (b)	$45,077	Unrealized depreciation on futures contracts* (b)	$67,379
Credit	Swaps at market value (c)	619,971	Swaps at market value (c)	5,168,981
			Unrealized depreciation on centrally cleared swaps** (b)	1,761
Foreign Exchange	Investments at market value (a) (b)	399,145
	Unrealized appreciation on forward foreign currency exchange contracts	1,788,082	Unrealized depreciation on forward foreign currency exchange contracts	1,855,236

Total		$2,852,275		$7,093,357

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(d)	Net Amount
Barclays Bank plc	$549,927	$(549,927)	$—	$—
Citibank N.A.	138,841	(138,841)	—	—
Credit Suisse Group AG	128,780	(128,780)	—	—
Deutsche Bank AG	248,492	(248,492)	—	—
Deutsche Bank London	1,005,627	(958,678)	—	46,949
Goldman Sachs & Co.	114,799	(10,252)	—	104,547
HSBC Bank plc	61,214	(4,931)	—	56,283
JPMorgan Chase Bank N.A.	145,728	(145,728)	—	—
Morgan Stanley & Co., Inc.	14,645	(14,645)	—	—

	$2,408,053	$(2,200,274)	$—	$207,779

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(d)	Net Amount
Barclays Bank plc	$929,423	$(549,927)	$—	$379,496
Citibank N.A.	396,826	(138,841)	—	257,985
Credit Suisse Group AG	3,104,552	(128,780)	(2,975,000)	772
Deutsche Bank AG	421,216	(248,492)	—	172,724
Deutsche Bank London	958,678	(958,678)	—	—
Goldman Sachs & Co.	10,252	(10,252)	—	—
HSBC Bank plc	4,931	(4,931)	—	—
JPMorgan Chase Bank N.A.	1,030,443	(145,728)	(884,715)	—
Morgan Stanley & Co., Inc.	167,167	(14,645)	—	152,522
UBS AG	729	—	—	729

	$7,024,217	$(2,200,274)	$(3,859,715)	$964,228

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$1,997,850	$—	$(24,170)	$1,973,680
Forward foreign currency transactions	—	—	2,882,628	2,882,628
Futures contracts	(247,449)	—	—	(247,449)
Swap contracts	—	(1,807,996)	—	(1,807,996)

	$1,750,401	$(1,807,996)	$2,858,458	$2,800,863

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$140,251	$—	$(257,161)	$(116,910)
Forward foreign currency transactions	—	—	(430,935)	(430,935)
Futures contracts	(82,011)	—	—	(82,011)
Swap contracts	—	1,873,350	—	1,873,350

	$58,240	$1,873,350	$(688,096)	$1,243,494

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(e)
Investments (a)	$75,785,454
Forward Foreign currency transactions	155,197,454
Futures contracts long	57,966,667
Futures contracts short	20,150,000
Swap contracts	95,776,342

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes swap interest receivable of $29,568 and swap interest payable of $92,883.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(e)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-32

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$208,897,401	$259,608,715	$285,116,194	$129,233,063

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

MIST-33

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,648,175	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period April 29, 2013 to April 27, 2014, the Adviser has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

Prior to April 29, 2013, the Adviser contractually agreed, for the period April 30, 2012 to April 28, 2013, to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B
0.75%	1.00%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-34

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$20,008,284	$—	$—	$—	$20,008,284	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$19,175,541	$—	$4,463,243	$(10,697,237)	$12,941,547

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the post-enactment accumulated capital losses were $10,697,237.

MIST-35

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Met/Templeton International Bond Portfolio returned -1.66% and -1.74%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (WGBI) ex-U.S.1, returned -7.14%.

MARKET ENVIRONMENT / CONDITIONS

The global economic recovery was mixed during the first six months of 2013. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, the United States (U.S.) and the eurozone continued to experience growth that was slow by the standards of previous recoveries. As fears surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China eased, financial market performance was positive. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported risk assets as equity markets performed well and bond prices generally declined. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

The still-ongoing eurozone sovereign debt crisis led to periods of risk aversion, when yields declined, equity markets sold off and perceived safe haven assets rallied, alternating with periods of heightened risk appetite, where yields increased and investors again favored risk assets. This was particularly true during the second quarter of 2013, when global financial markets saw a spike in volatility as market participants became concerned about the U.S. Federal Reserve Board potentially scaling back the pace of its monetary easing. Against this backdrop, increased liquidity creation continued, in particular from the Bank of Japan’s commitment to increase inflation. Economic data among the largest economies remained inconsistent with continued dire predictions of a severe global economic slowdown.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As part of the Portfolio’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Overall, our diversified currency exposure contributed to relative results, but detracted from absolute performance. Among currencies, the Portfolio’s underweighted exposure to the euro benefited relative results, but this effect was partially offset by its overweighted exposure to peripheral European currencies. The Japanese yen depreciated against the U.S. dollar during the year and the Portfolio’s net-negative and underweighted position in the yen helped absolute and relative performance. Conversely, the Portfolio’s currency exposures in Asia ex-Japan detracted from both absolute and relative results. We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Nevertheless, select duration exposures in Europe contributed to absolute and relative performance. Sovereign credit exposures were largely neutral for absolute and relative results.

At period-end, the Portfolio had a shorter duration position than the benchmark index, a stance arising from our assessment that there is limited scope for further global interest rate reductions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums. We also built positions in currencies of countries we believed to have attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian, some Latin American and non-euro European currencies. Our net-negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and served as an implicit hedge against potential rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields.

Michael Hasenstab

Canyon Chan

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	-1.66	7.28	8.63
Class B	-1.74	6.96	8.37
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	-7.14	-5.72	3.37

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception of Class A and Class B shares is 5/1/2009. Index returns are based on an inception date of 5/1/2009.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
Korea Monetary Stabilization Bonds	9.0
Poland Government Bonds	8.4
Ireland Government Bonds	8.3
Mexican Bonos	7.2
Korea Treasury Bonds	7.1
Sweden Government Bonds	5.6
Canadian Government Bonds	4.0
Indonesia Treasury Bonds	3.3
Singapore Government Bonds	3.2
Bank Negara Malaysia Monetary Notes	2.8

Top Countries

% of Market Value of Total Investments
South Korea	16.6
United States	9.8
Poland	8.7
Mexico	8.7
Ireland	8.6
Sweden	8.0
Malaysia	4.9
Canada	4.3
Australia	4.1
Hungary	3.9

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.72%	$1,000.00	$983.40	$3.54
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B	Actual	0.97%	$1,000.00	$982.60	$4.77
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—87.4% of Net Assets

Security Description	Principal Amount*	Value

Australia—4.0%
New South Wales Treasury Corp. 5.500%, 08/01/13 (AUD)	5,175,000	$4,743,194
5.500%, 03/01/17 (AUD)	12,800,000	12,623,178
Queensland Treasury Corp. 6.000%, 08/14/13 (AUD)	6,880,000	6,316,114
6.000%, 08/21/13 (AUD)	12,135,000	11,146,107
6.000%, 09/14/17 (AUD)	12,500,000	12,601,515

		47,430,108

Brazil—2.7%
Brazil Notas do Tesouro Nacional 6.000%, 05/15/15 (BRL)	13,495,000	14,360,719
6.000%, 08/15/16 (BRL)	3,245,000	3,457,229
6.000%, 08/15/18 (BRL)	3,075,000	3,304,276
6.000%, 05/15/45 (BRL)	6,400,000	7,264,494
10.000%, 01/01/17 (BRL)	8,025,000	3,511,515

		31,898,233

Canada—4.1%
Canadian Government Bonds 1.000%, 02/01/14 (CAD)	12,171,000	11,566,905
1.000%, 11/01/14 (CAD)	7,165,000	6,796,292
1.000%, 02/01/15 (CAD)	17,581,000	16,665,424
2.000%, 03/01/14 (CAD)	2,624,000	2,509,679
2.000%, 12/01/14 (CAD)	6,372,000	6,127,347
2.250%, 08/01/14 (CAD)	2,155,000	2,072,874
2.500%, 09/01/13 (CAD)	2,249,000	2,143,211
Canadian Treasury Bill 0.967%, 08/15/13 (CAD) (a)	1,420,000	1,348,467

		49,230,199

Hungary—3.8%
Hungary Government Bonds 5.500%, 02/12/14 (HUF)	237,400,000	1,055,980
5.500%, 02/12/16 (HUF)	168,700,000	755,994
6.500%, 06/24/19 (HUF)	153,000,000	708,818
6.750%, 08/22/14 (HUF)	719,960,000	3,265,876
6.750%, 02/24/17 (HUF)	153,300,000	712,163
6.750%, 11/24/17 (HUF)	753,380,000	3,502,923
7.000%, 06/24/22 (HUF)	152,040,000	712,482
7.500%, 10/24/13 (HUF)	77,600,000	345,721
7.500%, 11/12/20 (HUF)	75,040,000	363,779
7.750%, 08/24/15 (HUF)	200,360,000	939,350
8.000%, 02/12/15 (HUF)	109,300,000	507,850
Hungary Government International Bonds 3.875%, 02/24/20 (EUR) (b)	6,510,000	7,880,746
4.375%, 07/04/17 (EUR)	580,000	747,407
5.750%, 06/11/18 (EUR)	4,840,000	6,457,357
6.250%, 01/29/20	10,995,000	11,489,775
6.375%, 03/29/21 (b)	4,058,000	4,220,320
Hungary Treasury Bills 4.899%, 01/08/14 (HUF) (a)	61,640,000	265,789
5.863%, 09/18/13 (HUF) (a)	274,100,000	1,198,104
6.351%, 07/24/13 (HUF) (a)	50,700,000	223,188

		45,353,622

Iceland—0.3%
Iceland Government International Bond 5.875%, 05/11/22 (144A)	3,080,000	$3,264,800

Indonesia—3.6%
Indonesia Retail Bond 7.950%, 08/15/13 (IDR)	40,500,000,000	4,085,457
Indonesia Treasury Bonds 10.000%, 09/15/24 (IDR)	186,070,000,000	22,272,082
10.000%, 02/15/28 (IDR)	34,960,000,000	4,209,508
12.800%, 06/15/21 (IDR)	93,010,000,000	12,555,825

		43,122,872

Ireland—8.3%
Ireland Government Bonds
4.400%, 06/18/19 (EUR)	1,532,000	2,090,802
4.500%, 10/18/18 (EUR)	1,042,000	1,446,568
4.500%, 04/18/20 (EUR)	5,387,000	7,320,625
5.000%, 10/18/20 (EUR)	25,040,000	34,923,723
5.400%, 03/13/25 (EUR)	21,787,510	30,745,319
5.500%, 10/18/17 (EUR)	12,324,600	17,734,772
5.900%, 10/18/19 (EUR) (b)	3,639,000	5,332,883

		99,594,692

Israel—0.7%
Israel Government Bond - Fixed 3.500%, 09/30/13 (ILS)	31,257,000	8,642,898

Lithuania—1.4%
Lithuania Government International Bonds
6.125%, 03/09/21 (144A) (b)	930,000	1,036,950
6.750%, 01/15/15 (144A)	7,480,000	7,970,688
7.375%, 02/11/20 (144A)	6,420,000	7,623,750

		16,631,388

Malaysia—4.8%
Bank Negara Malaysia Monetary Notes
2.711%, 05/27/14 (MYR) (a)	60,000	18,484
2.713%, 05/20/14 (MYR) (a)	100,000	30,824
2.716%, 08/15/13 (MYR) (a)	3,190,000	1,005,933
2.716%, 08/27/13 (MYR) (a)	1,400,000	441,123
2.717%, 08/06/13 (MYR) (a)	2,600,000	820,487
2.717%, 03/27/14 (MYR) (a)	250,000	77,410
2.719%, 07/25/13 (MYR) (a)	690,000	217,959
2.720%, 07/11/13 (MYR) (a)	850,000	268,809
2.720%, 05/20/14 (MYR) (a)	600,000	184,945
2.721%, 02/20/14 (MYR) (a)	7,475,000	2,321,014
2.721%, 04/24/14 (MYR) (a)	1,070,000	330,515
2.722%, 03/27/14 (MYR) (a)	440,000	136,242
2.723%, 06/05/14 (MYR) (a)	780,000	240,117
2.726%, 05/27/14 (MYR) (a)	150,000	46,210
2.727%, 01/16/14 (MYR) (a)	1,600,000	498,082
2.727%, 02/18/14 (MYR) (a)	6,715,000	2,085,374
2.727%, 02/20/14 (MYR) (a)	5,375,000	1,668,957
2.727%, 03/20/14 (MYR) (a)	420,000	130,111
2.730%, 02/06/14 (MYR) (a)	470,000	146,105

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Malaysia—(Continued)
Bank Negara Malaysia Monetary Notes
2.730%, 06/19/14 (MYR) (a)	4,520,000	$1,390,875
2.731%, 07/25/13 (MYR) (a)	790,000	249,547
2.731%, 06/10/14 (MYR) (a)	6,340,000	1,950,934
2.732%, 01/16/14 (MYR) (a)	1,930,000	600,812
2.732%, 06/05/14 (MYR) (a)	1,810,000	557,195
2.734%, 04/03/14 (MYR) (a)	170,000	52,613
2.736%, 03/20/14 (MYR) (a)	260,000	80,545
2.738%, 06/17/14 (MYR) (a)	2,970,000	913,407
2.740%, 07/25/13 (MYR) (a)	185,000	58,438
2.740%, 01/09/14 (MYR) (a)	1,820,000	566,903
2.740%, 06/03/14 (MYR) (a)	3,820,000	1,176,942
2.745%, 12/26/13 (MYR) (a)	290,000	90,460
2.746%, 02/25/14 (MYR) (a)	3,355,000	1,041,309
2.753%, 02/25/14 (MYR) (a)	2,015,000	625,406
2.755%, 04/03/14 (MYR) (a)	40,000	12,379
2.758%, 07/11/13 (MYR) (a)	1,025,000	324,152
2.758%, 09/17/13 (MYR) (a)	13,455,000	4,231,458
2.758%, 09/26/13 (MYR) (a)	1,050,000	329,972
2.759%, 05/15/14 (MYR) (a)	60,000	18,502
2.760%, 09/05/13 (MYR) (a)	5,770,000	1,816,386
2.760%, 05/27/14 (MYR) (a)	40,000	12,323
2.762%, 12/05/13 (MYR) (a)	2,860,000	893,659
2.766%, 03/13/14 (MYR) (a)	310,000	96,090
2.771%, 01/09/14 (MYR) (a)	75,000	23,361
2.772%, 11/12/13 (MYR) (a)	60,000	18,783
2.774%, 11/19/13 (MYR) (a)	100,000	31,288
2.777%, 06/05/14 (MYR) (a)	960,000	295,529
2.778%, 12/19/13 (MYR) (a)	630,000	196,630
2.778%, 06/10/14 (MYR) (a)	240,000	73,852
2.780%, 12/05/13 (MYR) (a)	90,000	28,122
2.781%, 03/20/14 (MYR) (a)	370,000	114,621
2.782%, 11/26/13 (MYR) (a)	1,000,000	312,698
2.782%, 12/10/13 (MYR) (a)	120,000	37,481
2.784%, 12/05/13 (MYR) (a)	215,000	67,181
2.784%, 03/13/14 (MYR) (a)	105,000	32,547
2.790%, 01/09/14 (MYR) (a)	240,000	74,757
2.793%, 09/26/13 (MYR) (a)	9,600,000	3,016,883
2.795%, 11/26/13 (MYR) (a)	300,000	93,809
2.804%, 12/31/13 (MYR) (a)	175,000	54,566
2.823%, 06/19/14 (MYR) (a)	2,400,000	738,517
2.833%, 09/05/13 (MYR) (a)	380,000	119,623
2.852%, 11/12/13 (MYR) (a)	580,000	181,572
2.862%, 10/08/13 (MYR) (a)	80,000	25,116
Malaysia Government Bonds
3.197%, 10/15/15 (MYR)	2,825,000	892,043
3.434%, 08/15/14 (MYR)	13,100,000	4,160,912
3.461%, 07/31/13 (MYR)	2,205,000	698,091
3.741%, 02/27/15 (MYR)	18,340,000	5,855,629
3.835%, 08/12/15 (MYR)	13,165,000	4,212,054
4.720%, 09/30/15 (MYR)	24,290,000	7,941,043
8.000%, 10/30/13 (MYR)	10,000	3,217

		57,058,933

Mexico—8.4%
Mexican Bonos
6.000%, 06/18/15 (MXN)	133,665,000	$10,626,684
6.250%, 06/16/16 (MXN)	27,588,000	2,232,402
7.000%, 06/19/14 (MXN)	14,591,000	1,157,445
7.750%, 12/14/17 (MXN)	195,000,000	16,594,304
8.000%, 12/19/13 (MXN)	578,394,000	45,457,904
8.000%, 12/17/15 (MXN)	83,978,000	7,008,488
9.500%, 12/18/14 (MXN)	38,610,000	3,202,066
Mexican Udibonos
2.500%, 12/10/20 (MXN)	12,176,363	958,318
3.500%, 12/14/17 (MXN)	22,490,867	1,873,827
4.000%, 06/13/19 (MXN)	15,424,714	1,321,215
4.500%, 12/18/14 (MXN)	8,781,936	717,962
5.000%, 06/16/16 (MXN)	22,485,915	1,924,849
Mexico Cetes
3.594%, 04/30/14 (MXN) (a)	77,180,000	576,028
3.617%, 01/09/14 (MXN) (a)	77,180,000	583,121
3.628%, 04/03/14 (MXN) (a)	77,180,000	577,749
3.743%, 10/31/13 (MXN) (a)	115,770,000	881,490
3.775%, 04/30/14 (MXN) (a)	178,290,000	1,330,655
3.845%, 04/30/14 (MXN) (a)	183,690,000	1,370,958
3.901%, 01/09/14 (MXN) (a)	317,319,000	2,397,453

		100,792,918

Norway—2.1%
Norway Treasury Bill 1.493%, 09/18/13 (NOK) (a)	154,742,000	25,388,046

Peru—0.2%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	2,342,756

Philippines—0.1%
Philippine Treasury Bill 0.537%, 11/13/13 (PHP) (a)	43,220,000	995,441

Poland—8.4%
Poland Government Bonds
Zero Coupon, 07/25/13 (PLN)	2,285,000	686,318
Zero Coupon, 01/25/14 (PLN)	19,150,000	5,672,900
Zero Coupon, 07/25/14 (PLN)	9,090,000	2,656,117
Zero Coupon, 07/25/15 (PLN)	65,365,000	18,476,182
Zero Coupon, 01/25/16 (PLN)	15,667,000	4,346,253
3.980%, 01/25/17 (PLN) (c)	28,518,000	8,522,700
3.980%, 01/25/21 (PLN) (c)	28,929,000	8,391,299
5.000%, 10/24/13 (PLN)	52,720,000	15,968,954
5.500%, 04/25/15 (PLN)	8,411,000	2,639,971
5.750%, 04/25/14 (PLN)	52,875,000	16,274,494
6.250%, 10/24/15 (PLN)	53,896,000	17,313,808

		100,948,996

Russia—1.8%
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A) (d)	18,774,000	21,989,048

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Serbia—0.7%
Republic of Serbia 4.875%, 02/25/20 (144A)	3,150,000	$2,866,500
5.250%, 11/21/17 (144A)	1,720,000	1,677,000
7.250%, 09/28/21 (144A)	3,740,000	3,852,200

		8,395,700

Singapore—3.2%
Singapore Government Bonds 0.250%, 02/01/14 (SGD)	23,435,000	18,487,673
3.625%, 07/01/14 (SGD)	23,750,000	19,367,858

		37,855,531

Slovenia—0.4%
Slovenia Government International Bonds 5.500%, 10/26/22 (144A)	3,200,000	2,944,000
5.850%, 05/10/23 (144A) (b)	1,850,000	1,720,500

		4,664,500

South Korea—16.0%
Korea Monetary Stabilization Bonds
2.334%, 08/13/13 (KRW) (a)	4,153,300,000	3,625,650
2.370%, 09/10/13 (KRW) (a)	8,134,600,000	7,121,481
2.470%, 04/02/15 (KRW)	40,784,600,000	35,494,976
2.550%, 05/09/14 (KRW)	3,709,900,000	3,256,805
2.570%, 06/09/14 (KRW)	8,226,000,000	7,193,279
2.740%, 02/02/15 (KRW)	481,310,000	420,935
2.760%, 06/02/15 (KRW)	6,555,600,000	5,731,938
2.780%, 10/02/14 (KRW)	2,536,400,000	2,221,805
2.820%, 08/02/14 (KRW)	636,300,000	557,820
2.840%, 12/02/14 (KRW)	1,407,530,000	1,233,519
3.280%, 06/02/14 (KRW)	9,018,300,000	7,939,871
3.470%, 02/02/14 (KRW)	5,175,740,000	4,553,006
3.480%, 12/02/13 (KRW)	3,764,160,000	3,307,629
3.590%, 10/02/13 (KRW)	2,195,770,000	1,927,379
3.590%, 04/02/14 (KRW)	7,606,760,000	6,705,738
3.900%, 08/02/13 (KRW)	18,102,610,000	15,867,907
Korea Treasury Bonds
2.750%, 12/10/15 (KRW)	11,222,000,000	9,795,414
3.000%, 12/10/13 (KRW)	80,949,800,000	70,999,081
3.250%, 12/10/14 (KRW)	2,150,000,000	1,895,166
3.250%, 06/10/15 (KRW)	2,412,300,000	2,127,997

		191,977,396

Sri Lanka—1.2%
Sri Lanka Government Bonds
6.400%, 08/01/16 (LKR)	56,200,000	378,477
6.400%, 10/01/16 (LKR)	35,400,000	237,192
6.500%, 07/15/15 (LKR)	80,900,000	570,125
6.600%, 06/01/14 (LKR)	29,200,000	215,814
7.000%, 03/01/14 (LKR)	900,000	6,734
7.500%, 08/01/13 (LKR)	131,000,000	1,002,353
8.000%, 11/15/18 (LKR)	31,300,000	208,046
8.500%, 07/15/13 (LKR)	45,100,000	345,753
8.500%, 04/01/18 (LKR)	79,670,000	548,401
8.500%, 06/01/18 (LKR)	1,410,000	9,674
8.500%, 07/15/18 (LKR)	45,000,000	308,933

Sri Lanka—(Continued)
Sri Lanka Government Bonds
9.000%, 05/01/21 (LKR)	3,530,000	$23,504
11.000%, 08/01/15 (LKR)	522,600,000	3,992,299
11.000%, 09/01/15 (LKR)	762,125,000	5,820,630
11.750%, 04/01/14 (LKR)	890,000	6,825
11.750%, 03/15/15 (LKR)	11,590,000	89,897
Sri Lanka Treasury Bills
10.764%, 10/11/13 (LKR) (a)	20,000,000	149,669
11.426%, 08/02/13 (LKR) (a)	13,990,000	106,492

		14,020,818

Sweden—7.8%
Export-Import Bank of Korea 1.450%, 05/19/14 (144A) (SEK)	25,960,000	3,871,180
Kommuninvest I Sverige AB 2.250%, 05/05/14 (SEK)	125,580,000	18,894,228
Sweden Government Bonds 1.500%, 08/30/13 (SEK)	164,060,000	24,485,822
6.750%, 05/05/14 (SEK)	270,210,000	42,245,934
Sweden Treasury Bill 0.871%, 12/18/13 (SEK) (a)	23,740,000	3,524,484

		93,021,648

Ukraine—2.6%
Financing of Infrastrucural Projects State Enterprise 7.400%, 04/20/18 (144A)	400,000	348,203
8.375%, 11/03/17 (144A) (b)	440,000	404,800
Ukraine Government International Bonds 4.950%, 10/13/15 (144A) (EUR)	150,000	186,461
6.250%, 06/17/16 (144A) (b)	3,440,000	3,190,600
6.580%, 11/21/16 (144A)	5,050,000	4,683,875
7.750%, 09/23/20 (144A)	6,949,000	6,340,962
7.800%, 11/28/22 (144A) (b)	1,760,000	1,570,800
7.950%, 02/23/21 (144A) (b)	9,704,000	8,927,680
9.250%, 07/24/17 (144A)	5,650,000	5,635,875

		31,289,256

Venezuela—0.3%
Venezuela Government International Bond 10.750%, 09/19/13	3,985,000	3,994,963

Vietnam—0.5%
Vietnam Government International Bond 6.750%, 01/29/20 (144A) (b)	5,080,000	5,384,800

Total Foreign Government (Cost $1,031,144,702)		1,045,289,562

Short-Term Investments—11.1%

Discount Notes—7.1%
Federal Home Loan Bank Discount Notes 0.010%, 07/01/13 (a)	25,000,000	25,000,000
0.020%, 07/08/13 (a)	60,025,000	60,024,767

		85,024,767

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—1.7%
State Street Navigator Securities Lending MET Portfolio (e)	19,900,268	$19,900,268

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $28,159,023 on 07/01/13, collateralized by $26,235,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $28,727,325.	28,159,000	28,159,000

Total Short-Term Investments (Cost $133,084,035)		133,084,035

Total Investments—98.5% (Cost $1,164,228,737) (f)		1,178,373,597
Other assets and liabilities (net)—1.5%		18,087,741

Net Assets—100.0%		$1,196,461,338

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $18,958,668 and the collateral received consisted of cash in the amount of $19,900,268. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2013, the aggregate cost of investments was $1,164,228,737. The aggregate unrealized appreciation and depreciation of investments were $49,415,393 and $(35,270,533), respectively, resulting in net unrealized appreciation of $14,144,860.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $95,490,672, which is 8.0% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(KRW)—	South Korea Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Top Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Global Government Investment Grade	63.0
Global Government High Yield	18.2

81.2

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	753,400,000	Morgan Stanley & Co., Inc.	08/01/13	USD	1,562,585	$(87,499)
CLP	376,530,000	Morgan Stanley & Co., Inc.	08/22/13	USD	777,232	(42,274)
CLP	864,300,000	Morgan Stanley & Co., Inc.	01/13/14	USD	1,756,172	(97,981)
CLP	438,100,000	Barclays Bank plc	02/11/14	USD	888,281	(50,231)
CLP	438,900,000	Deutsche Bank AG	02/12/14	USD	888,642	(49,146)
CLP	370,000,000	Deutsche Bank AG	02/14/14	USD	750,553	(42,987)
CLP	993,900,000	Morgan Stanley & Co., Inc.	02/14/14	USD	2,010,519	(109,844)
CLP	433,400,000	Deutsche Bank AG	02/18/14	USD	879,054	(50,580)
CLP	405,100,000	JPMorgan Chase Bank N.A.	02/21/14	USD	823,374	(49,232)
CLP	687,600,000	JPMorgan Chase Bank N.A.	02/24/14	USD	1,394,867	(81,268)
CLP	488,550,000	Morgan Stanley & Co., Inc.	02/24/14	USD	988,268	(54,936)
CLP	360,850,000	Deutsche Bank AG	02/25/14	USD	729,580	(40,277)
CLP	245,250,000	Deutsche Bank AG	02/26/14	USD	495,454	(27,020)
CLP	313,500,000	Morgan Stanley & Co., Inc.	02/26/14	USD	633,782	(34,988)
CLP	303,150,000	Deutsche Bank AG	02/27/14	USD	612,919	(33,953)
CLP	303,150,000	Deutsche Bank AG	02/28/14	USD	612,078	(33,170)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	246,100,000	JPMorgan Chase Bank N.A.	02/28/14	USD	497,524	$(27,561)
CLP	39,050,000	Deutsche Bank AG	03/03/14	USD	78,897	(4,348)
CLP	1,155,000,000	Barclays Bank plc	03/05/14	USD	2,332,156	(127,630)
CLP	39,050,000	Deutsche Bank AG	03/05/14	USD	78,682	(4,148)
CLP	113,400,000	Morgan Stanley & Co., Inc.	03/10/14	USD	229,091	(12,756)
CLP	408,600,000	JPMorgan Chase Bank N.A.	03/21/14	USD	826,289	(47,657)
CLP	1,182,768,000	Deutsche Bank AG	05/09/14	USD	2,406,691	(163,673)
CLP	8,066,295,000	Deutsche Bank AG	05/09/14	USD	16,413,257	(1,116,221)
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	05/09/14	USD	18,964,936	(1,302,342)
CLP	440,900,000	Morgan Stanley & Co., Inc.	05/12/14	USD	894,320	(58,437)
INR	14,658,000	JPMorgan Chase Bank N.A.	07/22/13	USD	267,861	(22,078)
INR	39,449,500	Deutsche Bank AG	07/29/13	USD	718,354	(57,696)
INR	80,751,000	HSBC Bank plc	07/29/13	USD	1,469,764	(117,432)
INR	120,290,000	HSBC Bank plc	07/29/13	USD	2,186,157	(171,668)
INR	8,330,700	Deutsche Bank AG	07/31/13	USD	138,260	1,204
INR	166,621,000	Deutsche Bank AG	07/31/13	USD	3,026,528	(237,132)
INR	1,228,565,000	HSBC Bank plc	08/12/13	USD	22,431,349	(1,905,930)
INR	24,992,000	Deutsche Bank AG	08/28/13	USD	439,683	(23,268)
INR	30,450,000	HSBC Bank plc	08/28/13	USD	539,248	(31,892)
INR	8,330,700	Deutsche Bank AG	08/30/13	USD	137,518	1,241
INR	39,449,500	HSBC Bank plc	08/30/13	USD	697,357	(40,273)
INR	35,346,000	Deutsche Bank AG	09/06/13	USD	614,795	(26,727)
INR	27,220,000	HSBC Bank plc	09/27/13	USD	446,934	4,479
INR	8,330,700	Deutsche Bank AG	09/30/13	USD	136,818	1,274
JPY	330,341,000	Barclays Bank plc	07/02/13	USD	3,380,918	(50,196)
KRW	2,328,000,000	HSBC Bank plc	09/26/13	USD	2,049,656	(18,973)
KRW	2,321,000,000	Deutsche Bank AG	06/27/14	USD	1,986,647	23,573
MXN	35,485,000	Deutsche Bank AG	10/11/13	USD	2,669,349	45,007
MXN	16,965,000	HSBC Bank plc	03/10/14	USD	1,291,391	(9,951)
MYR	10,421,193	HSBC Bank plc	08/27/13	USD	3,309,786	(23,437)
MYR	7,165,900	JPMorgan Chase Bank N.A.	08/27/13	USD	2,276,334	(16,550)
MYR	21,469,000	HSBC Bank plc	10/01/13	USD	6,868,981	(113,474)
MYR	58,458,531	JPMorgan Chase Bank N.A.	10/16/13	USD	18,655,986	(274,534)
MYR	3,043,000	JPMorgan Chase Bank N.A.	10/18/13	USD	979,559	(22,821)
MYR	5,541,000	HSBC Bank plc	10/22/13	USD	1,798,910	(57,114)
MYR	4,132,000	Deutsche Bank AG	10/23/13	USD	1,332,689	(33,869)
MYR	2,756,789	HSBC Bank plc	10/24/13	USD	889,000	(22,494)
MYR	2,837,000	JPMorgan Chase Bank N.A.	10/31/13	USD	916,255	(24,831)
MYR	2,742,080	Deutsche Bank AG	11/19/13	USD	880,000	(19,172)
MYR	1,632,000	HSBC Bank plc	11/20/13	USD	522,872	(10,559)
MYR	27,560,000	JPMorgan Chase Bank N.A.	01/02/14	USD	8,622,470	11,615
MYR	3,409,400	Deutsche Bank AG	01/08/14	USD	1,102,188	(34,426)
MYR	697,000	JPMorgan Chase Bank N.A.	01/16/14	USD	227,147	(8,953)
MYR	4,429,000	JPMorgan Chase Bank N.A.	01/30/14	USD	1,425,949	(40,511)
MYR	3,758,000	JPMorgan Chase Bank N.A.	02/04/14	USD	1,193,584	(18,358)
MYR	7,610,828	HSBC Bank plc	02/06/14	USD	2,399,000	(19,150)
MYR	50,424,120	JPMorgan Chase Bank N.A.	05/14/14	USD	16,703,919	(1,005,815)
MYR	99,141,840	HSBC Bank plc	06/06/14	USD	31,426,709	(586,008)
PHP	62,498,000	Deutsche Bank AG	09/24/13	USD	1,495,096	(49,888)
PHP	22,900,000	HSBC Bank plc	09/30/13	USD	546,044	(16,529)
PHP	18,300,000	HSBC Bank plc	10/03/13	USD	438,734	(15,623)
PHP	75,232,000	Deutsche Bank AG	10/04/13	USD	1,799,808	(60,457)
PHP	60,346,000	HSBC Bank plc	10/04/13	USD	1,446,661	(51,471)
PHP	89,969,000	HSBC Bank plc	10/07/13	USD	2,163,289	(83,480)
PHP	51,894,000	HSBC Bank plc	10/11/13	USD	1,248,622	(49,191)
PHP	29,478,000	JPMorgan Chase Bank N.A.	10/11/13	USD	709,612	(28,284)
PHP	17,593,000	Deutsche Bank AG	10/16/13	USD	422,715	(16,171)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
SGD	12,676,300	JPMorgan Chase Bank N.A.	07/31/13	USD	10,161,363	$(159,747)
SGD	10,161,130	Morgan Stanley & Co., Inc.	08/01/13	USD	8,168,111	(150,951)
SGD	7,822,083	Deutsche Bank AG	08/06/13	USD	6,281,789	(110,100)
SGD	2,353,000	Deutsche Bank AG	08/07/13	USD	1,902,798	(46,259)
SGD	4,687,000	Deutsche Bank AG	08/12/13	USD	3,789,618	(91,509)
SGD	8,472,703	Barclays Bank plc	08/13/13	USD	6,842,758	(157,667)
SGD	1,398,000	HSBC Bank plc	08/15/13	USD	1,122,811	(19,765)
SGD	1,863,000	Barclays Bank plc	08/19/13	USD	1,505,941	(35,995)
SGD	2,796,000	Deutsche Bank AG	08/19/13	USD	2,264,518	(58,415)
SGD	1,398,000	HSBC Bank plc	08/19/13	USD	1,122,891	(19,840)
SGD	1,821,000	Deutsche Bank AG	08/26/13	USD	1,469,793	(32,973)
SGD	1,827,000	Deutsche Bank AG	08/26/13	USD	1,463,474	(21,920)
SGD	2,274,000	Deutsche Bank AG	08/27/13	USD	1,832,245	(37,994)
SGD	1,138,500	Deutsche Bank AG	08/30/13	USD	911,019	(12,706)
SGD	3,051,000	Deutsche Bank AG	09/19/13	USD	2,444,320	(36,857)
SGD	2,180,000	JPMorgan Chase Bank N.A.	09/19/13	USD	1,782,211	(62,031)
SGD	2,190,000	JPMorgan Chase Bank N.A.	10/21/13	USD	1,769,697	(41,500)
SGD	3,014,189	Morgan Stanley & Co., Inc.	11/08/13	USD	2,447,774	(69,107)
SGD	3,284,900	Deutsche Bank AG	12/23/13	USD	2,615,366	(22,855)
SGD	2,353,000	HSBC Bank plc	02/07/14	USD	1,902,029	(44,930)
SGD	1,138,500	Deutsche Bank AG	02/28/14	USD	919,851	(21,285)
SGD	4,013,100	HSBC Bank plc	03/14/14	USD	3,217,688	(50,311)
SGD	3,488,000	HSBC Bank plc	03/19/14	USD	2,795,880	(42,937)
SGD	3,002,184	Deutsche Bank AG	05/06/14	USD	2,432,642	(63,050)
SGD	2,625,000	HSBC Bank plc	06/20/14	USD	2,084,988	(13,023)

Contracts to Deliver
EUR	776,000	Barclays Bank plc	07/16/13	USD	950,833	$(59,303)
EUR	3,154,000	Morgan Stanley & Co., Inc.	07/16/13	USD	3,865,132	(240,498)
EUR	716,000	Morgan Stanley & Co., Inc.	07/16/13	USD	877,437	(54,596)
EUR	3,585,000	UBS AG	07/16/13	USD	4,393,059	(273,613)
EUR	1,218,000	Barclays Bank plc	07/18/13	USD	1,499,297	(86,213)
EUR	3,585,000	UBS AG	07/18/13	USD	4,409,908	(256,801)
EUR	913,000	Barclays Bank plc	07/19/13	USD	1,127,555	(60,931)
EUR	670,000	Deutsche Bank AG	07/22/13	USD	825,745	(46,429)
EUR	4,966,000	Morgan Stanley & Co., Inc.	07/22/13	USD	6,120,471	(344,033)
EUR	609,000	Deutsche Bank AG	07/23/13	USD	749,582	(43,189)
EUR	799,500	Citibank N.A.	07/26/13	USD	1,037,831	(2,937)
EUR	5,010,000	Deutsche Bank AG	07/31/13	USD	6,228,432	(293,582)
EUR	5,010,000	JPMorgan Chase Bank N.A.	07/31/13	USD	6,220,416	(301,598)
EUR	97,460	Barclays Bank plc	08/01/13	USD	119,876	(6,998)
EUR	48,862	Barclays Bank plc	08/01/13	USD	60,150	(3,459)
EUR	5,009,000	UBS AG	08/01/13	USD	6,165,077	(355,661)
EUR	5,009,000	HSBC Bank plc	08/02/13	USD	6,197,886	(322,877)
EUR	5,012,330	Barclays Bank plc	08/05/13	USD	6,805,892	280,704
EUR	1,143,798	Barclays Bank plc	08/05/13	USD	1,414,014	(75,013)
EUR	1,362,600	JPMorgan Chase Bank N.A.	08/06/13	USD	1,665,949	(107,929)
EUR	502,668	Citibank N.A.	08/08/13	USD	627,420	(26,976)
EUR	146,742	Citibank N.A.	08/09/13	USD	183,385	(7,651)
EUR	1,943,000	Deutsche Bank AG	08/09/13	USD	2,428,089	(101,407)
EUR	2,537,900	JPMorgan Chase Bank N.A.	08/09/13	USD	3,167,655	(136,313)
EUR	900,000	Goldman Sachs & Co.	08/12/13	USD	1,117,665	(54,017)
EUR	1,710,000	Goldman Sachs & Co.	08/14/13	USD	2,116,809	(109,407)
EUR	650,000	Morgan Stanley & Co., Inc.	08/15/13	USD	828,279	(17,948)
EUR	2,080,000	Barclays Bank plc	08/16/13	USD	2,581,831	(126,105)
EUR	2,341,000	Barclays Bank plc	08/19/13	USD	2,887,097	(160,675)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	2,080,000	Barclays Bank plc	08/20/13	USD	2,574,832	$(133,154)
EUR	1,313,000	Deutsche Bank AG	08/20/13	USD	1,625,982	(83,434)
EUR	2,600,000	JPMorgan Chase Bank N.A.	08/20/13	USD	3,231,722	(153,260)
EUR	4,541,000	UBS AG	08/22/13	USD	5,620,169	(291,887)
EUR	698,541	Barclays Bank plc	08/23/13	USD	874,713	(34,741)
EUR	416,915	Barclays Bank plc	08/23/13	USD	522,061	(20,735)
EUR	2,704,732	Barclays Bank plc	08/26/13	USD	3,388,596	(132,835)
EUR	421,287	Deutsche Bank AG	08/28/13	USD	529,497	(19,004)
EUR	19,595	Deutsche Bank AG	08/28/13	USD	24,628	(884)
EUR	225,000	Deutsche Bank AG	09/04/13	USD	283,894	(9,058)
EUR	429,852	Barclays Bank plc	09/10/13	USD	544,171	(15,515)
EUR	495,000	Deutsche Bank AG	09/10/13	USD	625,769	(18,742)
EUR	1,516,100	Deutsche Bank AG	09/11/13	USD	1,947,279	(26,758)
EUR	421,332	Barclays Bank plc	09/12/13	USD	540,856	(7,742)
EUR	225,000	JPMorgan Chase Bank N.A.	09/13/13	USD	290,250	(2,714)
EUR	1,201,923	Barclays Bank plc	09/16/13	USD	1,556,070	(8,930)
EUR	1,120,359	UBS AG	09/17/13	USD	1,449,520	(9,284)
EUR	281,896	Barclays Bank plc	09/19/13	USD	371,342	4,285
EUR	685,747	Barclays Bank plc	09/24/13	USD	891,320	(1,611)
EUR	3,307,000	Deutsche Bank AG	09/24/13	USD	4,295,363	(10,780)
EUR	1,538,000	Deutsche Bank AG	09/26/13	USD	1,992,495	(10,200)
EUR	3,630,000	Barclays Bank plc	09/27/13	USD	4,723,538	(3,261)
EUR	4,440,000	Deutsche Bank AG	09/30/13	USD	5,732,362	(49,260)
EUR	1,620,000	HSBC Bank plc	09/30/13	USD	2,084,098	(25,413)
EUR	1,200,000	Morgan Stanley & Co., Inc.	09/30/13	USD	1,545,900	(16,700)
EUR	2,310,000	UBS AG	10/07/13	USD	2,991,750	(16,365)
EUR	3,220,000	UBS AG	10/09/13	USD	4,207,896	14,721
EUR	3,217,000	UBS AG	10/11/13	USD	4,175,184	(14,129)
EUR	268,031	Barclays Bank plc	10/25/13	USD	349,625	558
EUR	8,218,000	Deutsche Bank AG	10/29/13	USD	10,705,589	2,735
EUR	4,118,000	UBS AG	10/29/13	USD	5,368,019	4,871
EUR	1,370,039	Deutsche Bank AG	10/31/13	USD	1,773,139	(11,174)
EUR	92,609	Deutsche Bank AG	11/04/13	USD	120,854	239
EUR	652,963	Barclays Bank plc	11/05/13	USD	850,034	(396)
EUR	1,990,000	Deutsche Bank AG	11/05/13	USD	2,591,040	(768)
EUR	1,525,000	Deutsche Bank AG	11/08/13	USD	1,959,625	(26,591)
EUR	413,121	JPMorgan Chase Bank N.A.	11/12/13	USD	528,991	(9,084)
EUR	309,733	Deutsche Bank AG	11/15/13	USD	395,412	(8,011)
EUR	650,000	Morgan Stanley & Co., Inc.	11/15/13	USD	829,286	(17,329)
EUR	86,267	Deutsche Bank AG	11/19/13	USD	110,831	(1,533)
EUR	1,287,000	Deutsche Bank AG	11/20/13	USD	1,647,875	(28,469)
EUR	302,256	JPMorgan Chase Bank N.A.	11/20/13	USD	385,865	(7,830)
EUR	1,380,000	Deutsche Bank AG	12/03/13	USD	1,799,458	1,855
EUR	263,000	UBS AG	12/09/13	USD	345,266	2,669
EUR	1,340,000	JPMorgan Chase Bank N.A.	12/13/13	USD	1,749,122	3,531
EUR	16,117,434	Deutsche Bank AG	01/07/14	USD	21,181,532	182,754
EUR	8,953,000	UBS AG	01/13/14	USD	11,726,013	61,050
EUR	1,858,400	Citibank N.A.	01/28/14	USD	2,487,412	65,850
EUR	2,553,000	Citibank N.A.	02/10/14	USD	3,457,196	130,268
EUR	419,000	HSBC Bank plc	02/10/14	USD	566,635	20,617
EUR	1,915,000	UBS AG	02/10/14	USD	2,592,757	97,235
EUR	1,023,000	Barclays Bank plc	02/11/14	USD	1,382,175	49,050
EUR	10,382,000	Deutsche Bank AG	02/11/14	USD	13,931,917	402,586
EUR	446,000	UBS AG	02/13/14	USD	598,220	17,006
EUR	956,000	JPMorgan Chase Bank N.A.	02/19/14	USD	1,277,035	31,157
EUR	956,000	JPMorgan Chase Bank N.A.	02/19/14	USD	1,278,316	32,438
EUR	1,022,000	Goldman Sachs & Co.	02/21/14	USD	1,368,049	36,142

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,421,320	Deutsche Bank AG	02/27/14	USD	1,879,724	$27,338
EUR	252,000	Deutsche Bank AG	02/27/14	USD	333,275	4,847
EUR	13,630,862	Deutsche Bank AG	03/03/14	USD	17,934,806	169,440
EUR	457,000	Deutsche Bank AG	03/05/14	USD	595,243	(382)
EUR	1,405,634	Barclays Bank plc	03/07/14	USD	1,839,188	7,151
EUR	8,070,000	Deutsche Bank AG	03/07/14	USD	10,562,823	44,767
EUR	2,142,782	Barclays Bank plc	03/10/14	USD	2,791,488	(1,366)
EUR	10,839,830	Citibank N.A.	03/10/14	USD	14,161,696	33,303
EUR	714,000	HSBC Bank plc	03/10/14	USD	931,770	1,158
EUR	2,023,000	Morgan Stanley & Co., Inc.	03/10/14	USD	2,643,555	6,822
EUR	651,717	Barclays Bank plc	03/17/14	USD	848,060	(1,412)
EUR	462,068	Citibank N.A.	03/18/14	USD	599,850	(2,430)
EUR	399,325	Barclays Bank plc	03/21/14	USD	518,564	(1,944)
EUR	840,650	Citibank N.A.	03/26/14	USD	1,093,434	(2,363)
EUR	1,040,000	Deutsche Bank AG	03/26/14	USD	1,351,220	(4,432)
EUR	205,485	Deutsche Bank AG	03/31/14	USD	264,957	(2,904)
EUR	640,496	Deutsche Bank AG	04/03/14	USD	823,133	(11,804)
EUR	2,372,000	Deutsche Bank AG	04/04/14	USD	3,053,120	(38,994)
EUR	1,005,008	Barclays Bank plc	04/07/14	USD	1,293,495	(16,652)
EUR	3,821,000	HSBC Bank plc	04/10/14	USD	4,993,550	12,309
EUR	4,186,153	Deutsche Bank AG	04/11/14	USD	5,478,628	21,314
EUR	1,911,000	UBS AG	04/11/14	USD	2,501,977	10,686
EUR	3,193,000	JPMorgan Chase Bank N.A.	04/14/14	USD	4,185,043	22,367
EUR	3,696,678	HSBC Bank plc	04/16/14	USD	4,838,693	19,305
EUR	989,372	Barclays Bank plc	04/22/14	USD	1,302,983	13,072
EUR	31,188,000	Deutsche Bank AG	04/22/14	USD	40,843,805	181,915
EUR	274,083	JPMorgan Chase Bank N.A.	04/22/14	USD	358,784	1,444
EUR	3,529,000	Deutsche Bank AG	04/23/14	USD	4,625,460	24,431
EUR	2,045,873	Barclays Bank plc	04/25/14	USD	2,672,319	4,917
EUR	692,175	Barclays Bank plc	04/30/14	USD	902,735	245
EUR	9,737,000	Deutsche Bank AG	05/07/14	USD	12,808,245	112,020
EUR	7,580,000	Goldman Sachs & Co.	05/07/14	USD	9,972,248	88,569
EUR	6,590,000	Goldman Sachs & Co.	05/08/14	USD	8,630,330	37,462
EUR	17,552,000	UBS AG	05/12/14	USD	23,175,222	288,030
EUR	8,138,999	Goldman Sachs & Co.	05/13/14	USD	10,688,540	75,491
EUR	685,000	Goldman Sachs & Co.	05/20/14	USD	887,589	(5,681)
EUR	469,000	Goldman Sachs & Co.	05/20/14	USD	607,707	(3,890)
EUR	469,000	Barclays Bank plc	05/21/14	USD	603,720	(7,881)
EUR	195,330	Barclays Bank plc	06/05/14	USD	255,189	439
EUR	1,516,100	Deutsche Bank AG	06/09/14	USD	1,990,753	13,392
EUR	505,700	Deutsche Bank AG	06/09/14	USD	664,022	4,467
EUR	1,546,000	Deutsche Bank AG	06/13/14	USD	2,052,701	36,282
JPY	330,341,000	Barclays Bank plc	07/02/13	USD	4,191,879	861,157
JPY	411,460,000	Barclays Bank plc	07/29/13	USD	4,581,960	432,926
JPY	105,370,000	Barclays Bank plc	08/09/13	USD	1,346,065	283,497
JPY	105,400,000	Citibank N.A.	08/09/13	USD	1,346,827	283,956
JPY	105,370,000	Deutsche Bank AG	08/12/13	USD	1,350,343	287,760
JPY	186,225,000	Deutsche Bank AG	08/19/13	USD	2,378,489	500,478
JPY	151,899,000	Deutsche Bank AG	08/19/13	USD	1,940,049	408,203
JPY	639,006,000	HSBC Bank plc	08/20/13	USD	8,098,935	1,654,764
JPY	152,028,000	JPMorgan Chase Bank N.A.	08/20/13	USD	1,926,051	392,897
JPY	305,946,000	UBS AG	08/20/13	USD	3,885,769	800,401
JPY	151,705,000	Barclays Bank plc	08/22/13	USD	1,919,102	389,191
JPY	303,103,000	Citibank N.A.	08/23/13	USD	3,834,563	777,823
JPY	149,920,000	Deutsche Bank AG	08/23/13	USD	1,897,842	385,925
JPY	300,880,000	HSBC Bank plc	08/23/13	USD	3,810,633	776,312
JPY	427,709,000	Barclays Bank plc	08/26/13	USD	5,428,468	1,115,039

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	302,459,000	JPMorgan Chase Bank N.A.	08/26/13	USD	3,836,851	$786,564
JPY	350,622,000	UBS AG	08/26/13	USD	4,444,442	908,432
JPY	256,658,000	Deutsche Bank AG	08/27/13	USD	3,281,064	692,666
JPY	488,094,000	HSBC Bank plc	08/27/13	USD	6,241,611	1,319,179
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/27/13	USD	3,121,320	660,406
JPY	150,260,000	JPMorgan Chase Bank N.A.	08/30/13	USD	1,919,213	403,819
JPY	109,297,635	Barclays Bank plc	09/18/13	USD	1,401,252	298,846
JPY	109,471,259	JPMorgan Chase Bank N.A.	09/27/13	USD	1,301,254	197,035
JPY	66,105,000	JPMorgan Chase Bank N.A.	09/30/13	USD	853,601	186,798
JPY	104,580,000	JPMorgan Chase Bank N.A.	10/18/13	USD	1,188,146	133,079
JPY	597,790,000	Barclays Bank plc	10/22/13	USD	6,106,547	75,456
JPY	100,800,000	Barclays Bank plc	10/22/13	USD	1,026,477	9,508
JPY	94,232,353	Citibank N.A.	11/08/13	USD	1,179,792	228,938
JPY	157,477,000	HSBC Bank plc	11/12/13	USD	1,686,952	97,868
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/13/13	USD	1,170,216	236,123
JPY	229,154,000	Citibank N.A.	11/15/13	USD	2,897,108	584,676
JPY	119,300,000	Morgan Stanley & Co., Inc.	11/15/13	USD	1,508,122	304,246
JPY	93,849,000	UBS AG	11/15/13	USD	1,185,860	238,814
JPY	379,208,000	Citibank N.A.	11/19/13	USD	4,696,598	869,807
JPY	306,357,000	Deutsche Bank AG	11/19/13	USD	3,780,015	688,403
JPY	425,961,000	Citibank N.A.	11/20/13	USD	5,265,799	967,159
JPY	79,941,000	HSBC Bank plc	11/20/13	USD	989,749	183,014
JPY	152,982,000	JPMorgan Chase Bank N.A.	11/20/13	USD	1,895,629	351,792
JPY	122,208,000	UBS AG	11/20/13	USD	1,513,449	280,172
JPY	296,207,000	Deutsche Bank AG	01/07/14	USD	3,421,234	430,713
JPY	44,450,000	Citibank N.A.	01/10/14	USD	509,462	60,675
JPY	88,890,000	UBS AG	01/14/14	USD	1,015,746	118,228
JPY	44,440,000	UBS AG	01/14/14	USD	508,962	60,253
JPY	183,890,000	HSBC Bank plc	01/15/14	USD	2,094,419	237,667
JPY	44,590,000	Deutsche Bank AG	01/16/14	USD	502,570	52,335
JPY	138,210,000	UBS AG	01/16/14	USD	1,557,822	162,287
JPY	109,940,000	UBS AG	01/16/14	USD	1,238,202	128,115
JPY	60,980,000	Deutsche Bank AG	01/17/14	USD	687,886	72,150
JPY	110,740,000	JPMorgan Chase Bank N.A.	01/17/14	USD	1,250,686	132,507
JPY	359,980,000	UBS AG	01/27/14	USD	4,080,481	445,177
JPY	342,205,982	Deutsche Bank AG	01/28/14	USD	3,821,396	365,541
JPY	443,025,359	HSBC Bank plc	01/28/14	USD	4,950,004	475,999
JPY	133,761,000	Goldman Sachs & Co.	02/12/14	USD	1,441,079	90,001
JPY	164,870,000	HSBC Bank plc	02/12/14	USD	1,772,567	107,266
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/12/14	USD	1,772,563	108,141
JPY	218,400,000	Citibank N.A.	02/13/14	USD	2,363,445	157,426
JPY	109,360,000	JPMorgan Chase Bank N.A.	02/13/14	USD	1,181,670	77,044
JPY	46,833,020	Goldman Sachs & Co.	02/18/14	USD	503,148	30,066
JPY	109,420,000	JPMorgan Chase Bank N.A.	02/18/14	USD	1,181,743	76,441
JPY	87,100,000	JPMorgan Chase Bank N.A.	02/18/14	USD	935,804	55,967
JPY	109,070,000	Citibank N.A.	02/19/14	USD	1,181,710	79,929
JPY	109,540,000	Goldman Sachs & Co.	02/19/14	USD	1,181,706	75,177
JPY	144,240,000	HSBC Bank plc	02/24/14	USD	1,543,499	86,352
JPY	54,700,000	Barclays Bank plc	02/25/14	USD	590,879	38,279
JPY	144,300,000	JPMorgan Chase Bank N.A.	02/25/14	USD	1,556,592	98,821
JPY	358,900,000	Barclays Bank plc	02/27/14	USD	3,833,582	207,750
JPY	109,290,000	Barclays Bank plc	02/27/14	USD	1,181,712	77,596
JPY	36,614,000	Deutsche Bank AG	02/27/14	USD	400,002	30,105
JPY	160,000,000	JPMorgan Chase Bank N.A.	03/03/14	USD	1,759,479	142,977
JPY	159,900,000	HSBC Bank plc	03/04/14	USD	1,756,178	140,665
JPY	178,400,000	UBS AG	03/04/14	USD	1,940,607	138,184
JPY	578,374,700	Barclays Bank plc	03/07/14	USD	5,833,748	(9,952)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	109,701,956	Citibank N.A.	03/17/14	USD	1,145,892	$37,359
JPY	323,500,000	Citibank N.A.	03/19/14	USD	3,407,236	138,202
JPY	142,403,000	Citibank N.A.	03/19/14	USD	1,491,521	52,510
JPY	200,950,000	Morgan Stanley & Co., Inc.	03/19/14	USD	2,100,559	69,918
JPY	164,310,000	Barclays Bank plc	03/24/14	USD	1,736,947	76,455
JPY	160,844,000	Deutsche Bank AG	03/24/14	USD	1,703,621	78,156
JPY	86,066,450	Barclays Bank plc	03/25/14	USD	907,396	37,610
JPY	177,260,000	Barclays Bank plc	04/21/14	USD	1,822,228	30,087
JPY	106,500,000	JPMorgan Chase Bank N.A.	04/21/14	USD	1,093,289	16,548
JPY	100,800,000	Citibank N.A.	04/22/14	USD	1,030,095	10,966
JPY	627,180,000	JPMorgan Chase Bank N.A.	04/22/14	USD	6,406,922	65,876
JPY	796,134,720	Deutsche Bank AG	05/12/14	USD	8,077,666	25,713
JPY	791,049,590	Morgan Stanley & Co., Inc.	05/12/14	USD	8,041,655	41,133
JPY	462,800,000	Citibank N.A.	06/09/14	USD	4,666,734	(16,139)
JPY	693,100,000	HSBC Bank plc	06/09/14	USD	7,000,303	(12,876)
JPY	464,700,000	JPMorgan Chase Bank N.A.	06/09/14	USD	4,667,303	(34,796)
JPY	596,690,000	Barclays Bank plc	06/10/14	USD	6,131,456	93,706
JPY	635,480,000	HSBC Bank plc	06/10/14	USD	6,569,491	139,235
JPY	430,940,000	JPMorgan Chase Bank N.A.	06/10/14	USD	4,379,630	19,061
JPY	210,400,000	Deutsche Bank AG	06/11/14	USD	2,189,477	60,459
JPY	588,770,000	JPMorgan Chase Bank N.A.	06/11/14	USD	6,131,514	173,804
JPY	119,465,000	Citibank N.A.	06/16/14	USD	1,257,526	48,569
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/17/14	USD	2,627,930	115,152
JPY	481,311,000	Barclays Bank plc	06/30/14	USD	4,946,670	74,772
JPY	330,341,000	Barclays Bank plc	06/30/14	USD	3,395,077	51,319

Cross Currency Contracts to Buy
HUF	388,774,000	JPMorgan Chase Bank N.A.	09/23/13	EUR	1,250,680	$73,267
HUF	311,219,000	JPMorgan Chase Bank N.A.	09/25/13	EUR	1,000,543	59,218
HUF	789,872,400	Deutsche Bank AG	03/19/14	EUR	2,501,357	144,533
HUF	236,727,980	JPMorgan Chase Bank N.A.	03/19/14	EUR	750,407	42,352
HUF	396,052,000	JPMorgan Chase Bank N.A.	03/20/14	EUR	1,250,677	76,929
HUF	393,926,000	JPMorgan Chase Bank N.A.	03/21/14	EUR	1,250,678	67,616
NOK	17,891,400	UBS AG	11/08/13	EUR	2,399,759	(193,349)
PLN	39,200,000	Deutsche Bank AG	07/05/13	EUR	8,915,372	190,574
PLN	35,870,000	Deutsche Bank AG	08/19/13	EUR	8,436,030	(219,673)
PLN	4,666,000	Barclays Bank plc	02/11/14	EUR	1,082,523	(25,043)
PLN	4,666,000	Deutsche Bank AG	02/11/14	EUR	1,084,839	(28,060)
PLN	4,666,000	Deutsche Bank AG	02/14/14	EUR	1,082,925	(25,830)
PLN	5,956,000	Morgan Stanley & Co., Inc.	05/27/14	EUR	1,395,452	(61,458)
SEK	261,920,000	Barclays Bank plc	04/30/14	EUR	30,304,994	(710,633)
SEK	14,943,320	Deutsche Bank AG	05/07/14	EUR	1,736,384	(50,630)
SEK	15,023,913	Morgan Stanley & Co., Inc.	05/08/14	EUR	1,740,060	(43,551)
SEK	38,634,000	UBS AG	06/30/14	EUR	4,360,841	27,627

Net Unrealized Appreciation						$12,517,249

Cash in the amount of $2,585,000 and securities in the amount of $3,724,000 have been received at the custodian bank as collateral for forward foreign currency exchange contracts.

(CLP)—	Chilean Peso
(EUR)—	Euro
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$1,045,289,562	$—	$1,045,289,562
Short-Term Investments
Discount Notes	—	85,024,767	—	85,024,767
Mutual Fund	19,900,268	—	—	19,900,268
Repurchase Agreement	—	28,159,000	—	28,159,000
Total Short-Term Investments	19,900,268	113,183,767	—	133,084,035
Total Investments	$19,900,268	$1,158,473,329	$—	$1,178,373,597

Collateral for securities loaned (Liability)	$—	$(19,900,268)	$—	$(19,900,268)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$29,545,386	$—	$29,545,386
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(17,028,137)	—	(17,028,137)
Total Forward Contracts	$—	$12,517,249	$—	$12,517,249

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,178,373,597
Cash	850,389
Cash denominated in foreign currencies (c)	4,697,249
Unrealized appreciation on forward foreign currency exchange contracts	29,545,386
Receivable for:
Investments sold	8,659,293
Open cash collateral for forward currency exchange contracts	570,000
Fund shares sold	218,708
Interest	12,616,700

Total Assets	1,235,531,322
Liabilities
Payables for:
Fund shares redeemed	63,190
Foreign taxes	948,356
Unrealized depreciation on forward foreign currency exchange contracts	17,028,137
Collateral for securities loaned	19,900,268
Accrued expenses:
Management fees	594,577
Distribution and service fees	15,545
Deferred trustees’ fees	41,001
Other expenses	478,910

Total Liabilities	39,069,984

Net Assets	$1,196,461,338

Net assets consist of:
Paid in surplus	$1,145,741,869
Undistributed net investment income	7,815,749
Accumulated net realized gain	17,544,255
Unrealized appreciation on investments and foreign currency transactions	25,359,465

Net Assets	$1,196,461,338

Net Assets
Class A	$1,122,359,973
Class B	74,101,365
Capital Shares Outstanding*
Class A	98,627,405
Class B	6,546,803
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.38
Class B	11.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,164,228,737.
(b)	Includes securities loaned at value of $18,958,668.
(c)	Identified cost of cash denominated in foreign currencies was $4,738,518.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest (a)	$22,996,579
Securities lending income	76,173

Total investment income	23,072,752
Expenses
Management fees	3,524,859
Administration fees	14,827
Custodian and accounting fees	576,687
Distribution and service fees—Class B	95,895
Audit and tax services	44,561
Legal	9,657
Trustees’ fees and expenses	13,483
Shareholder reporting	28,137
Insurance	3,464
Miscellaneous	5,538

Total expenses	4,317,108

Net Investment Income	18,755,644

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,593,249)
Foreign currency transactions	24,181,891

Net realized gain	22,588,642

Net change in unrealized depreciation on:
Investments (b)	(59,532,819)
Foreign currency transactions	(5,007,857)

Net change in unrealized depreciation	(64,540,676)

Net realized and unrealized loss	(41,952,034)

Net Decrease in Net Assets From Operations	$(23,196,390)

(a)	Net of foreign withholding taxes of $769,172.
(b)	Includes foreign capital gains tax of $617,099.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,755,644	$40,555,887
Net realized gain	22,588,642	21,474,687
Net change in unrealized appreciation (depreciation)	(64,540,676)	83,540,686

Increase (decrease) in net assets from operations	(23,196,390)	145,571,260

From Distributions to Shareholders
Net investment income
Class A	(25,258,496)	(101,866,698)
Class B	(1,507,561)	(7,551,771)
Net realized capital gains
Class A	(5,070,835)	0
Class B	(340,003)	0

Total distributions	(32,176,895)	(109,418,469)

Increase in net assets from capital share transactions	126,904,627	95,178,284

Total Increase in Net Assets	71,531,342	131,331,075

Net Assets
Beginning of period	1,124,929,996	993,598,921

End of period	$1,196,461,338	$1,124,929,996

Undistributed Net Investment Income
End of period	$7,815,749	$15,826,162

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	8,660,147	$105,769,779	5,746,559	$65,733,843
Reinvestments	2,542,274	30,329,331	9,311,398	101,866,698
Redemptions	(847,831)	(10,202,074)	(7,032,089)	(79,312,673)

Net increase	10,354,590	$125,897,036	8,025,868	$88,287,868

Class B
Sales	550,180	$6,531,501	1,336,249	$15,480,445
Reinvestments	155,650	1,847,564	693,459	7,551,771
Redemptions	(625,248)	(7,371,474)	(1,426,002)	(16,141,800)

Net increase	80,582	$1,007,591	603,706	$6,890,416

Increase derived from capital shares transactions		$126,904,627		$95,178,284

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.88		$11.54	$12.45	$11.02		$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.19		0.43	0.50	0.49		0.34
Net realized and unrealized gain (loss) on investments	(0.38)		1.15	(0.47)	1.03		0.68

Total from investment operations	(0.19)		1.58	0.03	1.52		1.02

Less Distributions
Distributions from net investment income	(0.26)		(1.24)	(0.92)	(0.09)		0.00
Distributions from net realized capital gains	(0.05)		0.00	(0.02)	(0.00	)(c)	0.00

Total distributions	(0.31)		(1.24)	(0.94)	(0.09)		0.00

Net Asset Value, End of Period	$11.38		$11.88	$11.54	$12.45		$11.02

Total Return (%) (d)	(1.66	)(e)	14.64	(0.06)	13.73		10.20	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.72	(f)	0.73	0.74	0.73		0.73	(f)
Ratio of net investment income to average net assets (%)	3.21	(f)	3.78	4.09	4.18		4.87	(f)
Portfolio turnover rate (%)	9	(e)	35	46	18		15	(e)
Net assets, end of period (in millions)	$1,122.4		$1,048.6	$926.3	$747.3		$645.1

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.80		$11.48	$12.41	$11.00		$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.17		0.40	0.46	0.46		0.41
Net realized and unrealized gain (loss) on investments	(0.36)		1.14	(0.46)	1.03		0.59

Total from investment operations	(0.19)		1.54	0.00	1.49		1.00

Less Distributions
Distributions from net investment income	(0.24)		(1.22)	(0.91)	(0.08)		0.00
Distributions from net realized capital gains	(0.05)		0.00	(0.02)	(0.00	)(c)	0.00

Total distributions	(0.29)		(1.22)	(0.93)	(0.08)		0.00

Net Asset Value, End of Period	$11.32		$11.80	$11.48	$12.41		$11.00

Total Return (%) (d)	(1.74	)(e)	14.29	(0.33)	13.54		10.00	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.97	(f)	0.98	0.99	0.98		0.98	(f)
Ratio of net investment income to average net assets (%)	2.96	(f)	3.53	3.81	3.86		5.71	(f)
Portfolio turnover rate (%)	9	(e)	35	46	18		15	(e)
Net assets, end of period (in millions)	$74.1		$76.3	$67.3	$46.3		$9.7

(a)	Commencement of operations was May 1, 2009.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $28,159,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MIST-20

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

MIST-21

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$29,545,386	Unrealized depreciation on forward foreign currency exchange contracts	$17,028,137

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(a)	Net Amount
Barclays Bank plc	$4,513,614	$(2,134,219)	$—	$2,379,395
Citibank N.A.	4,527,417	(58,496)	(3,942,120)	526,801
Deutsche Bank AG	5,716,394	(3,852,235)	—	1,864,159
Goldman Sachs & Co.	432,908	(172,995)	—	259,913
HSBC Bank plc	5,276,190	(3,896,621)	—	1,379,569
JPMorgan Chase Bank N.A.	4,852,786	(3,987,598)	(865,188)	—
Morgan Stanley & Co., Inc.	422,119	(422,119)	—	—
UBS AG	3,803,958	(1,411,089)	—	2,392,869

	$29,545,386	$(15,935,372)	$(4,807,308)	$8,802,706

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Barclays Bank plc	$2,134,219	$(2,134,219)	$—	$—
Citibank N.A.	58,496	(58,496)	—	—
Deutsche Bank AG	3,852,235	(3,852,235)	—	—
Goldman Sachs & Co.	172,995	(172,995)	—	—
HSBC Bank plc	3,896,621	(3,896,621)	—	—
JPMorgan Chase Bank N.A.	3,987,598	(3,987,598)	—	—
Morgan Stanley & Co., Inc.	1,514,884	(422,119)	—	1,092,765
UBS AG	1,411,089	(1,411,089)	—	—

	$17,028,137	$(15,935,372)	$—	$1,092,765

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$24,663,154

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(4,452,758)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(b)
Forward foreign currency transactions	$1,014,700,378

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(b)	Averages are based on activity levels during 2013.

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$220,576,371	$0	$85,340,959

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,524,859	0.600%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$105,548,486	$62,195,831	$3,869,983	$378,415	$109,418,469	$62,574,246

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,680,429	$5,358,477	$74,089,473	$—	$106,128,379

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

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Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Aggressive Strategy Portfolio returned 10.20% and 10.08%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 9.28%.

MARKET ENVIRONMENT / CONDITIONS

During the six-month period ended June 30, 2013, global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, performed even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks performed slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of the U.S. dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks performed even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Aggressive Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several changes in the underlying portfolios used by the portfolio manager to achieve those allocations. Most notable was the addition of the JPMorgan Small Cap Value Portfolio, the T. Rowe Price Small Cap Growth Portfolio, and the Frontier Mid Cap Growth Portfolio. In addition, to more closely reflect the global equity markets, the position in the MFS® Emerging Market Equity Portfolio was increased from 3.0% to 4.5%. The Aggressive Strategy Portfolio was able to post a positive return for the period because of its 70% exposure to domestic equities, which returned over 14% for the period. Good selection by several underlying equity managers also helped relative performance.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six-month period ending June 30, 2013. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value-style stocks relative to growth-style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector, where they owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS® Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, it owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector it owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefited mostly from good security selection in the Consumer Discretionary sector, where it held NetFlix, Inc., and the Information Technology sector, where it owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s positive relative return was due to good security selection in the Information Technology sector. While most underlying portfolios with a growth-style orientation struggled during the period, the Clearbridge Aggressive Growth Portfolio belied its growth oriented investment style with strong security selection. In the Health Care sector, it owned biotech company Biogen Idec, Inc., and in the Information Technology sector, they avoided Apple, Inc. and owned Irish data storage device company Seagate Technology, plc.

Since growth-style stocks lagged value stocks during the six-month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, it owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. It owned American Tower Corp. and held a large overweight position in Apple, Inc. The Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was constrained by the strong U.S. dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on

MIST-1

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

the Portfolio’s performance relative to both developed foreign and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, the latter of which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group PLC.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Aggressive Strategy Portfolio
Class A	10.20	20.30	5.05	5.28
Class B	10.08	19.97	4.78	5.05
Dow Jones Aggressive Index	9.28	19.32	5.84	7.50

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A)	6.2
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.1
Jennison Growth Portfolio (Class A)	6.1
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) (Class A)	5.2
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
MFS® Value Portfolio (Class A)	5.1
Clarion Global Real Estate Portfolio (Class A)	4.6
Harris Oakmark International Portfolio (Class A)	4.6
Davis Venture Value Portfolio (Class A)	4.1
MFS® Emerging Markets Equity Portfolio (Class A)	4.0

MIST-3

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggressive Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)(b)	Actual	0.83%	$1,000.00	$1,102.00	$4.33
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class B(a)(b)	Actual	1.08%	$1,000.00	$1,100.80	$5.63
	Hypothetical*	1.08%	$1,000.00	$1,019.44	$5.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	6,930,763		$62,584,790
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio) (Class A) (a)	2,163,727		66,145,145
BlackRock Large Cap Value Portfolio (Class A) (a)	4,767,925		49,824,816
Clarion Global Real Estate Portfolio (Class A) (b)	6,998,796		75,796,960
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) (Class A) (b)	7,584,007		85,850,959
Davis Venture Value Portfolio (Class A) (a)	1,834,968		68,095,651
Frontier Mid Cap Growth Portfolio (Class A) (a)	913,372		28,268,858
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	2,376,801		36,650,265
Harris Oakmark International Portfolio (Class A) (b)	4,726,203		75,666,518
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A) (b)	8,050,481		101,436,063
Invesco Small Cap Growth Portfolio (Class A) (b)	2,510,644		42,254,136
Janus Forty Portfolio (Class A) (b)	799,196		66,189,387
Jennison Growth Portfolio (Class A) (a)	7,977,670		100,518,644
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio) (Class A) (b)	1,800,442		30,499,496
Loomis Sayles Small Cap Growth Portfolio (Class A) (a) (c)	3,669,037		50,412,574
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	158,204		36,559,375
Met/Dimensional International Small Company Portfolio (Class A) (a)	4,646,734		63,613,788
MFS® Emerging Markets Equity Portfolio (Class A) (b)	6,783,034		66,202,409
MFS® Research International Portfolio (Class A) (b)	6,263,671		65,142,178
MFS® Value Portfolio (Class A) (a)	5,499,903		83,708,531
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	2,783,863		37,582,148
Neuberger Berman Genesis Portfolio (Class A) (a)	1,766,827		26,272,713
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,135,092		100,596,459
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,015,105		84,211,884
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	3,593,265		37,082,494
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	433,386		8,290,678
Third Avenue Small Cap Value Portfolio (Class A) (b)	1,719,179		30,532,612
Van Eck Global Natural Resources Portfolio (Class A) (a)	5,137,611		62,678,853

Total Mutual Funds (Cost $1,447,898,818)			1,642,668,384

Total Investments—100.0% (Cost $1,447,898,818) (d)		$1,642,668,384
Other assets and liabilities (net)—0.0%		(492,592)

Net Assets—100.0%		$1,642,175,792

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,447,898,818. The aggregate unrealized appreciation and depreciation of investments were $200,806,913 and $(6,037,347), respectively, resulting in net unrealized appreciation of $194,769,566.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,642,668,384	$—	$—	$1,642,668,384
Total Investments	$1,642,668,384	$—	$—	$1,642,668,384

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	1,642,668,384
Receivable for:
Investments sold	72,378
Fund shares sold	2,621,837

Total Assets	1,645,362,599
Liabilities
Due to Adviser	25,163
Payables for:
Investments purchased	1,787,539
Fund shares redeemed	906,676
Accrued expenses:
Management fees	99,014
Distribution and service fees	221,824
Deferred trustees’ fees	56,947
Other expenses	89,644

Total Liabilities	3,186,807

Net Assets	$1,642,175,792

Net assets consist of:
Paid in surplus	$1,579,441,137
Undistributed net investment income	14,707,892
Accumulated net realized loss	(146,742,803)
Unrealized appreciation on affiliated investments	194,769,566

Net Assets	$1,642,175,792

Net Assets
Class A	$571,798,137
Class B	1,070,377,655
Capital Shares Outstanding*
Class A	50,045,450
Class B	93,937,310
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.43
Class B	11.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,447,898,818.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$16,829,714

Total investment income	16,829,714
Expenses
Management fees	512,814
Administration fees	10,902
Deferred expense reimbursement	74,364
Custodian and accounting fees	12,290
Distribution and service fees—Class B	1,321,543
Audit and tax services	16,391
Legal	11,604
Trustees’ fees and expenses	13,783
Miscellaneous	1,563

Total expenses	1,975,254

Net Investment Income	14,854,460

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	20,946,305
Capital gain distributions from Affiliated Underlying Portfolios	14,603,727

Net realized gain	35,550,032

Net change in unrealized appreciation on affiliated investments	60,847,817

Net realized and unrealized gain	96,397,849

Net Increase in Net Assets From Operations	$111,252,309

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,854,460	$7,174,629
Net realized gain	35,550,032	45,498,969
Net change in unrealized appreciation	60,847,817	110,025,071

Increase in net assets from operations	111,252,309	162,698,669

From Distributions to Shareholders
Net investment income
Class A	(736,790)	(536,616)
Class B	(8,281,024)	(6,332,536)

Total distributions	(9,017,814)	(6,869,152)

Increase (decrease) in net assets from capital share transactions	474,077,952	(91,648,450)

Total Increase in Net Assets	576,312,447	64,181,067

Net Assets
Beginning of period	1,065,863,345	1,001,682,278

End of period	$1,642,175,792	$1,065,863,345

Undistributed Net Investment Income
End of period	$14,707,892	$8,871,246

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,786,096	$20,294,136	1,019,506	$10,049,202
Shares issued through acquisition	44,617,982	505,967,920	0	0
Reinvestments	67,042	736,790	54,039	536,616
Redemptions	(2,963,511)	(33,937,478)	(769,543)	(7,587,028)

Net increase	43,507,609	$493,061,368	304,002	$2,998,790

Class B
Sales	5,170,489	$57,817,568	6,813,119	$66,979,229
Reinvestments	754,879	8,281,024	639,005	6,332,536
Redemptions	(7,576,192)	(85,082,008)	(17,013,625)	(167,959,005)

Net decrease	(1,650,824)	$(18,983,416)	(9,561,501)	$(94,647,240)

Increase (decrease) derived from capital shares transactions		$474,077,952		$(91,648,450)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.48		$9.03	$9.68	$8.39	$6.31	$12.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.09	(0.01)	0.08	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.02		1.44	(0.51)	1.33	1.96	(4.71)

Total from investment operations	1.06		1.53	(0.52)	1.41	2.08	(4.60)

Less Distributions
Distributions from net investment income	(0.11)		(0.08)	(0.13)	(0.12)	0.00	(0.41)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.29)
Distributions from return of capital	0.00		0.00	0.00	0.00	0.00	(0.00	) (b)

Total distributions	(0.11)		(0.08)	(0.13)	(0.12)	0.00	(1.70)

Net Asset Value, End of Period	$11.43		$10.48	$9.03	$9.68	$8.39	$6.31

Total Return (%) (c)	10.20	(d)	17.05	(5.57)	16.92	32.96	(40.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.10	(f)	0.10	0.10	0.11	0.12	0.11
Net ratio of expenses to average net assets (%) (e) (g)	0.10	(f)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (h)	0.33	(f)(i)	0.89	(0.08)	0.87	1.75	1.11
Portfolio turnover rate (%)	7	(d)	13	23	13	40	30
Net assets, end of period (in millions)	$571.8		$68.5	$56.3	$1.2	$0.3	$0.2

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.43		$8.99	$9.64	$8.37	$6.31	$12.58

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.07	0.06	0.09	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.90		1.43	(0.60)	1.28	1.96	(4.70)

Total from investment operations	1.05		1.50	(0.54)	1.37	2.06	(4.62)

Less Distributions
Distributions from net investment income	(0.09)		(0.06)	(0.11)	(0.10)	0.00	(0.36)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.29)
Distributions from return of capital	0.00		0.00	0.00	0.00	0.00	(0.00	) (b)

Total distributions	(0.09)		(0.06)	(0.11)	(0.10)	0.00	(1.65)

Net Asset Value, End of Period	$11.39		$10.43	$8.99	$9.64	$8.37	$6.31

Total Return (%) (c)	10.08	(d)	16.74	(5.78)	16.50	32.65	(40.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.35	(f)	0.35	0.35	0.36	0.37	0.36
Net ratio of expenses to average net assets (%) (e) (g)	0.35	(f)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (h)	1.13	(f)(i)	0.67	0.61	1.02	1.51	0.84
Portfolio turnover rate (%)	7	(d)	13	23	13	40	30
Net assets, end of period (in millions)	$1,070.4		$997.4	$945.4	$798.0	$653.6	$500.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggressive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$95,235,483	$0	$106,627,971

With respect to the Portfolio’s merger with Zenith Equity Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired securities with a cost of $512,194,667 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$512,814	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable

MIST-11

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

	Maximum Expense Ratio under Current Expense Limitation Agreement		Expenses Deferred in
			2008	2009	2010	2011	2012
			Subject to repayment until December 31,
	Class A	Class B	2013	2014	2015	2016	2017
MetLife Aggressive Strategy Portfolio	0.10%	0.35%	$67,252	$120,935	$93,182	$22,483	$5,609
Strategic Growth Portfolio*	N/A	N/A	$—	$—	$—	$—	$—

*	On November 7, 2008, the Strategic Growth Portfolio, a series of the Trust, merged with and into MetLife Aggressive Strategy Portfolio. At that time, the Adviser was entitled to a subsidy amount of $197,052 from the Portfolio. The repayment of such subsidy amount will be repaid, as applicable, by the MetLife Aggressive Strategy Portfolio. During the six months ended June 30, 2013, the Portfolio repaid $65,845 of the subsidy amount for the Strategic Growth Portfolio.

As of June 30, 2013, there were no expenses deferred in 2013 and $74,364 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the six months ended June 30, 2013 was $74,364. Amounts recouped for the six months ended June 30, 2013 are shown as Deferred expense reimbursement in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2013, there was $309,461 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-12

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Baillie Gifford International Stock	4,617,608	2,387,199	(74,044)	6,930,763
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	1,489,277	703,431	(28,981)	2,163,727
BlackRock Large Cap Value	3,250,899	1,724,187	(207,161)	4,767,925
Clarion Global Real Estate	4,656,855	2,594,187	(252,246)	6,998,796
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	5,717,628	2,413,013	(546,634)	7,584,007
Davis Venture Value	1,602,370	611,841	(379,243)	1,834,968
Frontier Mid Cap Growth	—	1,082,948	(169,576)	913,372
Goldman Sachs Mid Cap Value	1,518,804	950,422	(92,425)	2,376,801
Harris Oakmark International	3,558,024	1,570,758	(402,579)	4,726,203
Invesco Comstock (formerly Van Kampen Comstock)	5,870,197	2,575,356	(395,072)	8,050,481
Invesco Small Cap Growth	2,730,868	907,455	(1,127,679)	2,510,644
Janus Forty	547,750	260,919	(9,473)	799,196
Jennison Growth	5,439,576	2,701,866	(163,772)	7,977,670
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	1,417,955	567,427	(184,940)	1,800,442
Loomis Sayles Small Cap Growth	2,878,530	1,149,193	(358,686)	3,669,037
Met/Artisan Mid Cap Value	107,431	60,065	(9,292)	158,204
Met/Dimensional International Small Company	3,093,346	1,636,120	(82,732)	4,646,734
MFS® Emerging Markets Equity	2,914,796	3,940,035	(71,797)	6,783,034
MFS® Research International	5,174,518	2,102,425	(1,013,272)	6,263,671
MFS® Value	3,835,484	1,925,157	(260,738)	5,499,903
Morgan Stanley Mid Cap Growth	1,806,157	1,062,166	(84,460)	2,783,863
Neuberger Berman Genesis	807,029	1,006,455	(46,657)	1,766,827
T. Rowe Price Large Cap Growth	3,612,394	1,629,048	(106,350)	5,135,092
T. Rowe Price Large Cap Value	2,175,826	981,533	(142,254)	3,015,105
T. Rowe Price Mid Cap Growth	2,237,759	1,483,993	(128,487)	3,593,265
T. Rowe Price Small Cap Growth	—	438,280	(4,894)	433,386
Third Avenue Small Cap Value	1,333,110	546,436	(160,367)	1,719,179
Turner Mid Cap Growth	926,645	418,663	(1,345,308)	—
Van Eck Global Natural Resources	3,312,345	1,895,117	(69,851)	5,137,611

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Baillie Gifford International Stock	$187,315	$—	$743,175	$62,584,790
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	53,018	—	392,965	66,145,145
BlackRock Large Cap Value	609,881	1,892,163	489,406	49,824,816
Clarion Global Real Estate	229,806	—	3,818,273	75,796,960
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	1,722,719	—	251,320	85,850,959
Davis Venture Value	241,669	803,015	672,351	68,095,651
Frontier Mid Cap Growth	(2,527,060)	267,414	141,893	28,268,858
Goldman Sachs Mid Cap Value	113,632	894,132	277,864	36,650,265
Harris Oakmark International	1,661,004	—	1,532,396	75,666,518
Invesco Comstock (formerly Van Kampen Comstock)	213,280	—	933,100	101,436,063
Invesco Small Cap Growth	6,948,551	1,741,049	128,115	42,254,136
Janus Forty	319,671	—	369,205	66,189,387
Jennison Growth	711,573	737,710	300,548	100,518,644
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	797,985	—	153,010	30,499,496
Loomis Sayles Small Cap Growth	578,414	—	—	50,412,574
Met/Artisan Mid Cap Value	450,445	—	243,734	36,559,375
Met/Dimensional International Small Company	361,815	1,292,458	931,557	63,613,788
MFS® Emerging Markets Equity	358,673	—	636,825	66,202,409

MIST-13

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
MFS® Research International	$3,762,384	$—	$1,328,856	$65,142,178
MFS® Value	1,638,962	1,862,714	1,097,013	83,708,531
Morgan Stanley Mid Cap Growth	39,352	—	207,436	37,582,148
Neuberger Berman Genesis	188,252	—	145,972	26,272,713
T. Rowe Price Large Cap Growth	409,865	—	216,203	100,596,459
T. Rowe Price Large Cap Value	689,091	—	1,023,647	84,211,884
T. Rowe Price Mid Cap Growth	565,492	1,292,188	104,583	37,082,494
T. Rowe Price Small Cap Growth	(887)	305,286	19,759	8,290,678
Third Avenue Small Cap Value	514,512	—	266,798	30,532,612
Turner Mid Cap Growth	(106,718)	3,515,598	—	—
Van Eck Global Natural Resources	213,609	—	403,710	62,678,853

	$20,946,305	$14,603,727	$16,829,714	$1,642,668,384

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$6,869,152	$9,039,397	$—	$—	$6,869,152	$9,039,397

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,927,620	$—	$81,954,842	$(124,156,661)	$(33,274,199)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$120,734,956*	$3,421,705	$124,156,661

*	The Portfolio acquired capital losses in the merger with MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund on April 29, 2011.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $73,784,334 and $1,073,640,005, respectively, acquired all of the assets and liabilities of Zenith Equity Portfolio of the Metropolitan Series Fund (“Zenith Equity”).

MIST-14

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The acquisition was accomplished by a tax-free exchange of 44,617,982 Class A shares of the Portfolio (valued at $505,967,920) for 1,460,084 Class A shares of Zenith Equity. Each shareholder of Zenith Equity received Class A shares of the Portfolio at the Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Zenith Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Zenith Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio. Zenith Equity’s net assets on April 26, 2013, were $505,967,920 for Class A shares, including investments valued at $506,025,400 with a cost basis of $512,194,667. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Zenith Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,653,392,258, which included $(6,169,267) of acquired unrealized depreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Net Investment income	$22,112,334	(a)
Net realized and unrealized gain on investments	$138,145,707	(b)

Net increase in net assets from operations	$160,258,041

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Zenith Equity that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$14,854,460 as reported plus $7,392,816 Zenith Equity pre-merger, minus $80,324 in higher advisory fees, minus $54,618 of pro-forma additional other expenses.
(b)	$194,769,566 Unrealized appreciation, as reported June 30, 2013, minus $124,708,212 pro-forma December 31, 2012 Unrealized appreciation, plus $35,550,032 Net realized gain as reported, plus $32,534,321 in Net Realized gain from Zenith Equity pre-merger.

MIST-15

Met Investors Series Trust

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Zenith Equity Portfolio (“Zenith Portfolio”) by MetLife Aggressive Strategy Portfolio (“MetLife Aggressive Portfolio”), a series of Met Investors Series Trust, in exchange for shares of MetLife Aggressive Portfolio and the assumption by MetLife Aggressive Portfolio of the liabilities of Zenith Portfolio. The Plan also provides for the distribution of these shares of MetLife Aggressive Portfolio to shareholders of Zenith Portfolio in liquidation and subsequent termination of Zenith Portfolio.	1,224,502.049	70,518.987	93,896.196	1,388,917.232

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the MetLife Balanced Plus Portfolio returned 4.31%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter of 2013, U.S. equity indices reached new highs and Treasuries sold off across the yield curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration—and instead focused on positive news out of the housing and labor markets. The Federal Reserve (“Fed”) announced no change to its $85 billion dollar monthly asset purchase program, although Chairman Bernanke clarified the Fed’s thinking on how it might wind down these purchases in the future. In his March press conference, Bernanke stressed that the third round of quantitative easing (QE3) was not an “all or nothing” proposition but rather that the central bank could vary the pace of purchases as economic conditions evolved. In Europe, a botched rescue of the Cypriot financial system set new precedents in the eurozone’s four-year old debt crisis.

Conditions in financial markets deteriorated during the second quarter as investors reacted to signals by the Fed that it would begin to slow the pace of asset purchases later this year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. In Europe, the European Central Bank (ECB) lowered its benchmark interest rate to 0.5% during the quarter. Across the Pacific, the Bank of Japan (BoJ) stunned markets by introducing a host of new monetary measures aimed at ending the country’s chronic history of deflation.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Balanced Plus Portfolio was composed of two segments. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of MetLife Advisers. The remaining 30% of the assets (the “Overlay Sleeve”) were invested in various fixed income instruments that served as the collateral for equity index derivative instruments purchased by the Overlay Sleeve’s subadviser, Pacific Investment Management Company (PIMCO), to keep the Portfolio’s overall volatility level within the desired range by changing the Portfolio’s total realized equity exposure. When equity volatility is judged to be neutral, the Portfolio’s total equity exposure will be approximately 60%.

For the six month period, the Portfolio benefitted from an above neutral equity position in the Overlay Sleeve during a stock market rally. This advantage was offset by the negative impact from the Overlay Sleeve’s long duration bond strategy in a rising interest rate environment. Within the Base Sleeve, relative performance was hurt the most by its exposure to Treasury Inflation-Protected Securities (TIPS) and emerging market equities.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on a relative performance. Those bond portfolios with a focus on below investment grade bonds—the BlackRock High Yield Portfolio and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. The two underlying bond portfolios with a shorter average maturity than the Barclays U.S. Aggregate Bond Index (the “Index”) (the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio) both held up better than the Index in a rising interest rate environment. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due in a large part by avoiding Japan. The biggest absolute detractor to performance was the PIMCO Inflation Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in TIPS. A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess return it earned earlier in the year.

Despite negative equity market returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six month period ending June. The biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which began the year with a market weight of 2.9% and posted a six month return 38% less than the overall market (-24.6% for Apple and +13.9% for the Russell 1000 Index). Therefore, a large cap portfolio earned an excess relative return of about 1.1% simply by not owning Apple.

Among the biggest contributing underlying equity portfolios, the Invesco Comstock Portfolio had very good security selection, especially in the Information Technology sector where it owned Hewlett-Packard Corporation and Microsoft Corporation (while avoiding Apple, Inc.). The MFS® Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, they owned Prudential Financial, Inc. and State Street Corporation, while in the Industrials sector they owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The T. Rowe Large Cap Value Portfolio’s positive relative return was driven the most by good security selection in the Information Technology sector, where it held larger than benchmark positions in Microsoft Corporation and Dell, Inc. The ClearBridge Aggressive Growth Portfolio belied its growth-oriented investment style with overall strong security selection. In the Health Care sector, it owned biotech company Biogen Idec, Inc., and in the Information Technology sector, it avoided Apple, Inc. and owned Irish data storage device company Seagate Technology, PLC.

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Since growth style stocks did worse than value stocks during the period, it was not unexpected that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure Real Estate Investment Trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, it owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May. The Third Avenue Small Cap Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The performance of the foreign equity portfolios was mixed. On the positive side, the Harris Oakmark International had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, it held Lloyds Banking Group PLC. The investment return on foreign equities for U.S. dollar-based investors was constrained by the strong U.S. dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign and domestic stocks. For the Portfolio, this exposure came primarily from the MFS® Emerging Market Equity Portfolio and the Baillie Gifford International Stock Portfolio, the latter of which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the commodity markets during the period, the Van Eck Global Natural Resources Portfolio detracted from relative performance.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s volatility management strategy resulted in an overweight to equities during most of the period. The Portfolio’s overweight to U.S. equities, obtained via equity futures contracts, resulted in positive absolute and relative returns, given the outperformance of U.S. equity markets.

Tactical underweight duration positioning in the fixed income collateral during the first half of the year added to relative performance as rates rose across the yield curve. However, the Portfolio’s overweight to intermediate maturities while maintaining an underweight to longer-term maturities detracted from relative returns as intermediate maturities underperformed long-end maturities. Diversified duration exposure to Canada also detracted from returns as rates rose in concert with U.S. interest rates. Modest exposures to well-capitalized Financials and Sovereign bonds added to returns as spreads tightened on these securities.

In regards to Portfolio positioning, equity exposure in the Overlay Sleeve ended the period with an underweight exposure to equities as equity and fixed income volatility spiked amid investors’ negative reactions to signals by the Fed that it would begin to slow the pace of asset purchases later this year. Prior to de-risking, the Portfolio had maintained an overweight to equities for most of the period. In terms of the fixed income allocation, the collateral ended the year with a slight overweight to duration relative to the benchmark. The Portfolio was predominately overweight duration in 8- to 15-year maturities, where superior opportunities for price appreciation exist compared to those available at the short-end, where potential rate rises and volatility are constrained by Fed intervention. The collateral of the Portfolio was primarily composed of U.S. Treasuries, but also included modest exposures to high quality Corporates, Agencies, Sovereign, and Municipal bonds.

Base Sleeve

Investment Committee

MetLife Advisers, LLC

Overlay Sleeve

Vineer Bhansali

Steve A. Rodosky

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	4.31	11.83	5.27
Dow Jones Moderate Index	4.17	10.56	4.33

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
U.S. Treasury Bonds	15.8
U.S. Treasury Notes	9.7
BlackRock Bond Income Portfolio (Class A)	8.0
PIMCO Total Return Portfolio (Class A)	7.8
JPMorgan Core Bond Portfolio (Class A)	5.5
Harris Oakmark International Portfolio (Class A)	3.6
MFS® Research International Portfolio (Class A)	3.5
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.4
Western Asset Management U.S. Government Portfolio (Class A)	3.3
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.2

Top Sectors

% of Market Value of Total Long-Term Investments
Mutual Funds	70.8
U.S. Treasury & Government Agencies	27.6
Foreign Government	0.6
Corporate Bonds & Notes	0.5
Municipals	0.5

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)(b)	Actual	0.92%	$1,000.00	$1,043.10	$4.66
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—69.5% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.5%
Baillie Gifford International Stock Portfolio (Class A) (a)	16,385,466	$147,960,754
BlackRock Bond Income Portfolio (Class A) (a)	5,802,578	615,943,611
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio) (Class A) (a)	1,794,483	54,857,340
BlackRock High Yield Portfolio (Class A) (b)	9,381,164	77,206,982
Clarion Global Real Estate Portfolio (Class A) (b)	9,723,888	105,309,711
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) (Class A) (b)	5,266,917	59,621,500
Frontier Mid Cap Growth Portfolio (Class A) (a)	2,227,416	68,938,524
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	11,418,279	176,069,860
Harris Oakmark International Portfolio (Class A) (b)	17,140,104	274,413,065
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A) (b)	4,718,438	59,452,318
Invesco Small Cap Growth Portfolio (Class A) (b)	8,795,345	148,025,648
Jennison Growth Portfolio (Class A) (a)	4,192,991	52,831,683
JPMorgan Core Bond Portfolio (Class A) (b)	42,029,267	427,437,640
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio) (Class A) (b)	8,533,271	144,553,608
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	325,718	75,270,253
Met/Dimensional International Small Company Portfolio (Class A) (a)	8,004,810	109,585,844
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,015,250	104,158,599
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	26,099,225	259,426,294
Met/Templeton International Bond Portfolio (Class A) (b)	13,405,344	152,552,820
MFS® Emerging Markets Equity Portfolio (Class A) (b)	9,964,273	97,251,304
MFS® Research International Portfolio (Class A) (b)	25,963,905	270,024,608
MFS® Value Portfolio (Class A) (a)	3,857,463	58,710,590
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	5,360,320	72,364,315
Neuberger Berman Genesis Portfolio (Class A) (a)	3,867,473	57,509,323
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	14,158,515	142,434,656
PIMCO Total Return Portfolio (Class A) (b)	50,955,046	598,212,240
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,924,438	53,749,547
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	7,577,206	144,951,950
Third Avenue Small Cap Value Portfolio (Class A) (b)	8,165,038	145,011,084

Affiliated Investment Companies—(Continued)
Van Eck Global Natural Resources Portfolio (Class A) (a)	8,252,370	$100,678,910
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	18,570,792	244,205,915
Western Asset Management U.S. Government Portfolio (Class A) (a)	21,444,398	256,475,002

Total Mutual Funds (Cost $5,213,756,191)		5,355,195,498

U.S. Treasury & Government Agencies—27.1%

Federal Agencies—1.1%
Federal Home Loan Mortgage Corp.
1.750%, 05/30/19	36,000,000	35,440,488
2.375%, 01/13/22	10,500,000	10,203,658
6.250%, 07/15/32	30,000,000	39,756,780
Federal National Mortgage Association
6.625%, 11/15/30	1,300,000	1,764,134

		87,165,060

U.S. Treasury—26.0%
U.S. Treasury Bonds
2.750%, 11/15/42	11,500,000	9,915,162
3.000%, 05/15/42	3,000,000	2,734,686
3.125%, 11/15/41 (c)	115,100,000	107,906,250
3.125%, 02/15/42 (c)	172,400,000	161,409,500
3.125%, 02/15/43	6,200,000	5,787,316
3.750%, 08/15/41 (c)	70,600,000	74,538,139
4.250%, 11/15/40 (c)	177,700,000	204,327,279
4.375%, 05/15/40	7,100,000	8,326,965
4.375%, 05/15/41 (c)	153,500,000	180,026,642
4.500%, 05/15/38	30,000,000	35,793,750
4.500%, 08/15/39	25,000,000	29,890,625
5.375%, 02/15/31	54,600,000	71,125,018
5.500%, 08/15/28	24,200,000	31,490,250
6.000%, 02/15/26	26,700,000	35,844,750
6.250%, 08/15/23	88,000,000	118,085,000
6.250%, 05/15/30	1,600,000	2,266,750
6.500%, 11/15/26	39,900,000	56,121,824
8.000%, 11/15/21	57,700,000	83,651,498
U.S. Treasury Notes
0.125%, 12/31/13	76,800,000	76,800,000
0.250%, 10/31/13	37,000,000	37,018,796
0.250%, 01/31/14	16,400,000	16,412,169
0.250%, 02/28/14	42,000,000	42,031,164
0.250%, 03/31/14	55,374,000	55,410,768
0.250%, 05/31/14	52,100,000	52,130,531
0.500%, 10/15/13	19,703,000	19,725,323
0.750%, 12/15/13	56,450,000	56,615,398
1.000%, 01/15/14	78,400,000	78,770,597
1.250%, 02/15/14	43,013,000	43,308,714
1.250%, 03/15/14	19,987,000	20,141,579
1.375%, 02/28/19	54,000,000	53,409,348

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 12/31/13	3,000,000	$3,020,391
1.750%, 01/31/14	11,600,000	11,709,655
1.875%, 02/28/14	10,700,000	10,822,462
3.500%, 05/15/20	12,000,000	13,275,936
3.625%, 02/15/21	137,600,000	152,940,198
U.S. Treasury Principal Strips
Zero Coupon, 11/15/27	39,600,000	24,955,960
Zero Coupon, 05/15/39	6,700,000	2,635,519
Zero Coupon, 02/15/41	24,000,000	8,781,912

		1,999,157,824

Total U.S. Treasury & Government Agencies (Cost $2,182,841,573)		2,086,322,884

Foreign Government—0.6%

Municipal—0.3%
Junta de Castilla y Leon
6.270%, 02/19/18 (EUR)	7,500,000	10,342,881
6.505%, 03/01/19 (EUR)	7,500,000	10,400,732

		20,743,613

Provincial—0.3%
Province of Quebec Canada
5.750%, 12/01/36 (CAD)	22,000,000	26,337,872

Total Foreign Government (Cost $50,330,668)		47,081,485

Corporate Bonds & Notes—0.5%

Banks—0.1%
Banco del Estado de Chile
2.000%, 11/09/17 (144A)	5,000,000	4,765,390
Export-Import Bank of Korea
1.750%, 02/27/18	6,700,000	6,313,062

		11,078,452

Capital Markets—0.0%
Morgan Stanley
1.875%, 01/24/14 (d)	500,000	502,922

Diversified Financial Services—0.1%
Bank of America Corp.
1.696%, 01/30/14 (d)	1,000,000	1,005,504
Citigroup, Inc.
1.727%, 01/13/14 (d)	1,000,000	1,005,693
LeasePlan Corp. NV
3.000%, 10/23/17 (144A) (e)	5,100,000	5,116,320
MassMutual Global Funding II
2.500%, 10/17/22 (144A) (e)	4,000,000	3,625,984

		10,753,501

Machinery—0.1%
Vessel Management Services, Inc.
3.432%, 08/15/36	3,854,000	$3,863,068

Oil & Gas—0.1%
Statoil ASA
2.450%, 01/17/23	5,400,000	5,002,463

Software—0.1%
Microsoft Corp.
3.500%, 11/15/42	4,500,000	3,850,996

Total Corporate Bonds & Notes (Cost $36,945,413)		35,051,402

Municipals—0.4%
Metropolitan Transportation Authority NY, Dedicated Tax Fund Revenue, Refunding
5.000%, 11/15/29	4,000,000	4,326,000
New Mexico State Hospital Equipment Loan Council Hospital Revenue
5.000%, 08/01/42	1,000,000	1,036,890
New York State Dormitory Authority, State Personal Income Tax Revenue, Refunding
5.000%, 02/15/42	6,000,000	6,308,280
Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue, Refunding
5.000%, 07/01/22	4,000,000	4,418,360
San Francisco Bay Area CA, Toll Authority, Toll Bridge Revenue, Refunding
5.000%, 04/01/30	7,930,000	8,558,373
University of California CA, Revenue
1.796%, 07/01/19	8,500,000	8,262,170
Utah County UT Hospital Revenue, Intermountain Healthcare Health Services, Inc.
5.000%, 05/15/43	2,000,000	2,083,020

Total Municipals (Cost $37,575,262)		34,993,093

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
JPMorgan Chase Commercial Mortgage Securities Corp.
4.106%, 07/15/46 (144A)	100,000	106,568

Total Mortgage-Backed Securities (Cost $101,000)		106,568

Purchased Option—0.0%

Put Option
S&P 500 Index, Strike Price $675 Expires 09/19/13 (Cost $167,625)	6,080	76,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—1.8%

Security Description	Principal Amount*	Value

Commercial Paper—0.5%
Banco do Brasil S.A.
1.217%, 01/24/14 (f)	25,000,000	$24,829,540
Itau Unibanco S.A. New York
1.521%, 10/31/13 (f)	10,000,000	9,949,918
Santander Consumer Bank SA
3.100%, 10/01/13 (f)	4,200,000	4,166,727

		38,946,185

Discount Notes—0.5%
Fannie Mae
0.125%, 01/27/14 (f)	10,000,000	9,992,708
Freddie Mac
0.160%, 01/14/14 (f)	18,392,000	18,375,897
0.160%, 02/04/14 (f)	12,500,000	12,487,889

		40,856,494

U.S. Treasury—0.1%
U.S. Treasury Bills
0.132%, 01/09/14 (c) (f) (g)	3,738,000	3,735,408
0.138%, 01/09/14 (f)	757,000	756,451

		4,491,859

Repurchase Agreements—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $5,487,005 on 07/01/13, collateralized by $5,650,000 U.S. Treasury Note at 0.750% due 06/30/17 with a value of $5,600,563.	5,487,000	5,487,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/2013 at 0.150% to be repurchased at $46,300,579 on 07/01/13, collateralized by $49,036,000 Federal Home Loan Mortgage Corp. at 3.000% due 06/01/43 with a value of $47,883,654.	46,300,000	46,300,000

		51,787,000

Total Short-Term Investments (Cost $136,081,538)		136,081,538

Total Investments—99.9% (Cost $7,657,799,270) (h)		7,694,908,468
Other assets and liabilities (net)—0.1%		9,478,059

Net Assets—100.0%		$7,704,386,527

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $74,483,626.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $8,742,304, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(f)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(g)	All or a portion of the security was pledged as collateral against open forward foreign currency contracts. As of June 30, 2013, the market value of securities pledged was $741,485.
(h)	As of June 30, 2013, the aggregate cost of investments was $7,657,799,270. The aggregate unrealized appreciation and depreciation of investments were $288,957,243 and $(251,848,045), respectively, resulting in net unrealized appreciation of $37,109,198.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $13,614,262, which is 0.2% of net assets.
(CAD)—	Canadian Dollar
(EUR)—	Euro

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
LeasePlan Corp. NV	10/15/12	$5,100,000	$5,097,113	$5,116,320
MassMutual Global Funding II	10/10/12	4,000,000	3,972,061	3,625,984

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL 18,393,280	UBS AG	08/02/13	$9,052,702	$(867,179)

Contracts to Deliver
CAD 29,679,000	Citibank N.A.	09/23/13	$29,087,221	923,460
EUR 14,999,000	Bank of America N.A.	09/17/13	19,808,669	278,676

Net Unrealized Appreciation				$334,957

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 E-Mini Index Futures	09/20/13	18,817	USD 1,532,061,666	$(27,360,261)
U.S. Treasury Bond Futures	09/19/13	1,060	USD 148,318,299	(4,323,925)

Net Unrealized Depreciation				$(31,684,186)

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$5,355,195,498	$—	$—	$5,355,195,498
Total U.S. Treasury & Government Agencies*	—	2,086,322,884	—	2,086,322,884
Total Foreign Government*	—	47,081,485	—	47,081,485
Total Corporate Bonds & Notes*	—	35,051,402	—	35,051,402
Total Municipals	—	34,993,093	—	34,993,093
Total Mortgage-Backed Securities*	—	106,568	—	106,568
Total Purchased Option	76,000	—	—	76,000
Short-Term Investments
Commercial Paper	—	38,946,185	—	38,946,185
Discount Notes	—	40,856,494	—	40,856,494
U.S. Treasury	—	4,491,859	—	4,491,859
Repurchase Agreements	—	51,787,000	—	51,787,000
Total Short-Term Investments	—	136,081,538	—	136,081,538
Total Investments	$5,355,271,498	$2,339,636,970	$—	$7,694,908,468

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$1,202,136	$—	$1,202,136
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(867,179)	—	(867,179)
Total Forward Contracts	$—	$334,957	$—	$334,957
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(31,684,186)	$—	$—	$(31,684,186)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$2,339,712,970
Affiliated investments at value (b)	5,355,195,498
Cash	565
Cash denominated in foreign currencies (c)	602,783
Cash collateral for futures contracts	69,000
Unrealized appreciation on forward foreign currency exchange contracts	1,202,136
Receivable for:
Fund shares sold	8,468,324
Interest	16,977,138
Variation margin on futures contracts	265,000

Total Assets	7,722,493,414
Liabilities
Payables for:
Investments purchased	5,835,170
Fund shares redeemed	132,367
Cash collateral for forward foreign currency exchange contracts	1,090,000
Unrealized depreciation on forward foreign currency exchange contracts	867,179
Variation margin on futures contracts	6,868,205
Accrued expenses:
Management fees	1,557,838
Distribution and service fees	1,592,130
Deferred trustees’ fees	21,608
Other expenses	142,390

Total Liabilities	18,106,887

Net Assets	$7,704,386,527

Net assets consist of:
Paid in surplus	$7,120,153,012
Undistributed net investment income	132,153,569
Accumulated net realized gain	446,340,626
Unrealized appreciation on investments, affiliated investments, futures contracts and foreign currency transactions	5,739,320

Net Assets	$7,704,386,527

Net Assets
Class B	$7,704,386,527
Capital Shares Outstanding*
Class B	714,307,769
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,444,043,079.
(b)	Identified cost of affiliated investments was $5,213,756,191.
(c)	Identified cost of cash denominated in foreign currencies was $617,132.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from affiliated investments	$128,673,819
Interest	21,504,178

Total investment income	150,177,997
Expenses
Management fees	9,007,967
Administration fees	35,881
Custodian and accounting fees	87,752
Distribution and service fees—Class B	9,100,036
Interest expense	352
Audit and tax services	18,179
Legal	9,806
Trustees’ fees and expenses	13,446
Shareholder reporting	22,494
Insurance	4,498
Miscellaneous	4,662

Total expenses	18,305,073
Less management fee waiver	(123,972)

Net expenses	18,181,101

Net Investment Income	131,996,896

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	275,938
Affiliated investments	67,907,562
Futures contracts	323,114,463
Foreign currency transactions	1,457,487
Capital gain distributions from Affiliated Underlying Portfolios	66,944,327

Net realized gain	459,699,777

Net change in unrealized appreciation (depreciation) on:
Investments	(133,010,223)
Affiliated investments	(144,282,958)
Futures contracts	(32,695,023)
Foreign currency transactions	44,157

Net change in unrealized depreciation	(309,944,047)

Net realized and unrealized gain	149,755,730

Net Increase in Net Assets From Operations	$281,752,626

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$131,996,896	$76,000,849
Net realized gain	459,699,777	208,808,760
Net change in unrealized appreciation (depreciation)	(309,944,047)	280,964,199

Increase in net assets from operations	281,752,626	565,773,808

From Distributions to Shareholders
Net investment income
Class B	(94,628,528)	(6,497)
Net realized capital gains
Class B	(152,861,468)	0

Total distributions	(247,489,996)	(6,497)

Increase in net assets from capital share transactions	1,210,816,208	2,741,602,136

Total Increase in Net Assets	1,245,078,838	3,307,369,447

Net Assets
Beginning of period	6,459,307,689	3,151,938,242

End of period	$7,704,386,527	$6,459,307,689

Undistributed Net Investment Income
End of period	$132,153,569	$94,785,201

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	93,175,301	$1,033,230,829	275,325,275	$2,778,844,068
Reinvestments	22,747,242	247,489,996	647	6,497
Redemptions	(6,327,616)	(69,904,617)	(3,657,779)	(37,248,429)

Net increase	109,594,927	$1,210,816,208	271,668,143	$2,741,602,136

Increase derived from capital shares transactions		$1,210,816,208		$2,741,602,136

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30,		Period Ended December 31,
	2013 (Unaudited)		2012		2011(a)
Net Asset Value, Beginning of Period	$10.68		$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.20		0.16		0.01
Net realized and unrealized gain (loss) on investments	0.28		1.06		(0.54)

Total from investment operations	0.48		1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.14)		(0.00	)(c)	(0.01)
Distributions from net realized capital gains	(0.23)		0.00		0.00

Total distributions	(0.37)		0.00		(0.01)

Net Asset Value, End of Period	$10.79		$10.68		$9.46

Total Return (%) (d)	4.31	(e)	13.11		(5.28	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.50	(f)	0.51		0.54	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.50	(f)	0.51		0.54	(f)
Ratio of net investment income to average net assets (%)	1.84	(f)(i)	1.55		0.17	(f)
Portfolio turnover rate (%)	10	(e)	13		10	(e)
Net assets, end of period (in millions)	$7,704.4		$6,459.3		$3,151.9

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.

The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”) which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, premium amortization adjustments, short term dividend reclass from Underlying Fund and mortgage dollar rolls. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $51,787,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the period ended December 31, 2012, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts* (b)	$4,323,925
Equity	Investments at market value (a)(b)	$76,000
			Unrealized depreciation on futures contracts* (b)	27,360,261
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,202,136	Unrealized depreciation on forward foreign currency exchange contracts	867,179

Total		$1,278,136		$32,551,365

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(c)	Net Amount
Bank of America N.A.	$278,676	$—	$(278,676)	$—
Citibank N.A.	923,460	—	(800,000)	123,460

	$1,202,136	$—	$(1,078,676)	$123,460

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(c)	Net Amount
UBS AG	$867,179	$—	$(742,000)	$125,179

MIST-17

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$—	$(287,849)	$—	$(287,849)
Forward foreign currency transactions	—	—	1,608,091	1,608,091
Futures contracts	(3,867,863)	326,982,326	—	323,114,463

	$(3,867,863)	$326,694,477	$1,608,091	$324,434,705

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$—	$(26,222)	$—	$(26,222)
Forward foreign currency transactions	—	—	64,304	64,304
Futures contracts	(3,085,232)	(29,609,791)	—	(32,695,023)

	$(3,085,232)	$(29,636,013)	$64,304	$(32,656,941)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount (d)
Investments (a)	$1,292,375
Forward foreign currency transactions	38,095,400
Futures contracts long	87,816,333

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Financial instrument not subject to a master netting agreement.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(d)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close

MIST-18

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$518,919,563	$1,555,501,740	$66,076,828	$621,219,040

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by PIMCO) for the six months ended June 30, 2013	% per annum	Average Daily Net Assets of the Overlay Portion
$4,063,838	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by the Adviser (Base Portion managed by MetLife Advisers) for the six months ended June 30, 2013	% per annum	Average Daily Net Assets of the Base Portion
$4,944,129	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

MIST-19

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Overlay Portion:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
0.65%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Baillie Gifford International Stock	22,153,698	3,046,170	(8,814,402)	16,385,466
BlackRock Bond Income	5,718,897	1,175,918	(1,092,237)	5,802,578
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	1,555,793	243,429	(4,739)	1,794,483
BlackRock High Yield	10,368,586	2,220,883	(3,208,305)	9,381,164
Clarion Global Real Estate	8,286,606	1,775,308	(338,026)	9,723,888
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	4,965,575	668,301	(366,959)	5,266,917
Frontier Mid Cap Growth	—	2,231,569	(4,153)	2,227,416
Goldman Sachs Mid Cap Value	9,916,673	1,850,901	(349,295)	11,418,279
Harris Oakmark International	22,412,541	2,942,665	(8,215,102)	17,140,104
Invesco Comstock (formerly Van Kampen Comstock)	4,294,824	615,023	(191,409)	4,718,438
Invesco Small Cap Growth	7,379,597	1,556,854	(141,106)	8,795,345
Jennison Growth	—	4,200,804	(7,813)	4,192,991
JPMorgan Core Bond	—	42,110,644	(81,377)	42,029,267
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	7,559,681	1,082,132	(108,542)	8,533,271
Met/Artisan Mid Cap Value	229,555	96,979	(816)	325,718
Met/Dimensional International Small Company	6,711,166	1,323,320	(29,676)	8,004,810
Met/Eaton Vance Floating Rate	8,186,577	1,855,841	(27,168)	10,015,250
Met/Franklin Low Duration Total Return	20,997,559	5,172,936	(71,270)	26,099,225
Met/Templeton International Bond	11,368,738	2,073,157	(36,551)	13,405,344
MFS® Emerging Markets Equity	8,315,831	1,675,510	(27,068)	9,964,273
MFS® Research International	28,097,212	4,207,527	(6,340,834)	25,963,905
MFS® Value	3,336,662	641,712	(120,911)	3,857,463
Morgan Stanley Mid Cap Growth	3,713,430	1,660,130	(13,240)	5,360,320
Neuberger Berman Genesis	3,386,903	500,781	(20,211)	3,867,473
PIMCO Inflation Protected Bond	11,218,800	2,979,165	(39,450)	14,158,515
PIMCO Total Return	51,535,317	10,158,461	(10,738,732)	50,955,046
T. Rowe Price Large Cap Value	—	1,927,983	(3,545)	1,924,438
T. Rowe Price Small Cap Growth Mutual Fund	6,253,934	1,342,304	(19,032)	7,577,206
Third Avenue Small Cap Value	7,202,711	1,069,396	(107,069)	8,165,038
Van Eck Global Natural Resources	6,827,482	1,446,969	(22,081)	8,252,370
Western Asset Management Strategic Bond Opportunities*	16,057,839	3,259,057	(746,104)	18,570,792
Western Asset Management U.S. Government	17,192,557	4,310,560	(58,719)	21,444,398

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30,2013. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Baillie Gifford International Stock	$7,729,979	$—	$2,416,948	$147,960,754
BlackRock Bond Income	8,967,120	14,286,085	23,437,949	615,943,611
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	6,481	—	445,134	54,857,340
BlackRock High Yield	3,031,904	1,992,124	5,073,818	77,206,982
Clarion Global Real Estate	699,401	—	7,233,272	105,309,711
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	914,094	—	236,901	59,621,500
Frontier Mid Cap Growth	(1,453)	1,606,803	852,591	68,938,524
Goldman Sachs Mid Cap Value	702,240	6,011,084	1,868,028	176,069,860

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Harris Oakmark International	$29,630,847	$—	$7,332,618	$274,413,065
Invesco Comstock (formerly Van Kampen Comstock)	398,044	—	742,785	59,452,318
Invesco Small Cap Growth	169,090	8,354,101	614,735	148,025,648
Jennison Growth	1,328	533,523	217,361	52,831,683
JPMorgan Core Bond	(14,074)	1,750,918	2,188,648	427,437,640
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	122,377	—	976,360	144,553,608
Met/Artisan Mid Cap Value	28,314	—	703,499	75,270,253
Met/Dimensional International Small Company	(78,439)	3,057,287	2,203,581	109,585,844
Met/Eaton Vance Floating Rate	5,422	457,393	4,043,352	104,158,599
Met/Franklin Low Duration Total Return	2,162	—	4,485,574	259,426,294
Met/Templeton International Bond	(17,612)	662,054	3,297,780	152,552,820
MFS® Emerging Markets Equity	(34,818)	—	1,315,598	97,251,304
MFS® Research International	5,646,067	—	7,401,950	270,024,608
MFS® Value	324,569	1,778,440	1,047,381	58,710,590
Morgan Stanley Mid Cap Growth	251	—	555,374	72,364,315
Neuberger Berman Genesis	35,325	—	449,084	57,509,323
PIMCO Inflation Protected Bond	(12,411)	7,903,498	3,321,217	142,434,656
PIMCO Total Return	8,314,554	11,062,288	25,199,982	598,212,240
T. Rowe Price Large Cap Value	2,198	—	884,834	53,749,547
T. Rowe Price Small Cap Growth Mutual Fund	32,468	7,488,729	484,685	144,951,950
Third Avenue Small Cap Value	194,976	—	1,703,569	145,011,084
Van Eck Global Natural Resources	(87,557)	—	914,387	100,678,910
Western Asset Management Strategic Bond Opportunities	1,169,670	—	11,766,176	244,205,915
Western Asset Management U.S. Government	25,045	—	5,258,648	256,475,002

	$67,907,562	$66,944,327	$128,673,819	$5,355,195,498

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$6,497	$4,059,770	$—	$—	$6,497	$4,059,770

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$160,993,726	$85,827,508	$303,165,883	$—	$549,987,117

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-22

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Balanced Strategy Portfolio returned 6.70% and 6.57%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve Chairman Benjamin Bernanke. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six month period, the Barclays U.S. Aggregate Bond Index returned a negative 2.44%. As expected in a declining interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to modestly positive return because of a strong first quarter return and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, did even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks did slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks did even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Balanced Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 65% to equities and 35% to fixed income. While the Portfolio’s strategic asset class goals did not change during the period, there were several changes in the underlying portfolios used to achieve those allocations. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment. Two new equity portfolios were added: the JPMorgan Small Cap Value Portfolio and the T. Rowe Price Small Cap Growth Portfolio. In addition, to more closely reflect the global equity markets, the position in the MFS® Emerging Market Equity Portfolio was increased from 1.0% to 2.0%.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six-month period ending June 30, 2013. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where it owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS® Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, it owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector it owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good security selection in the Consumer Discretionary sector, where it held NetFlix, Inc., and the Information Technology sector, where it owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s relative return was due to positive security selection in the Information Technology sector. While most underlying portfolios with a growth style orientation struggled during the period, the ClearBridge Aggressive Growth Portfolio belied its growth oriented investment style with strong security selection. In the Health Care sector, it owned biotech company Biogen Idec, Inc., and in the Information Technology sector, it avoided Apple, Inc. and owned Irish data storage device company Seagate Technology, PLC.

Since growth style stocks lagged value stocks during the six month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. It owned American Tower Corp. and held a large overweight position in Apple, Inc. The Third Avenue Small Value Portfolio also hurt relative

MIST-1

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was constrained by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, the latter of which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group PLC.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. The two underlying bond portfolios with a shorter average maturity than the Barclays U.S. Aggregate Bond Index (the “Index”) (the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio) both held up better than the Index in a rising interest rate environment. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation-Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess return it earned earlier in the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Balanced Strategy Portfolio
Class A	6.70	15.08	5.58	5.63
Class B	6.57	14.76	5.31	5.21
Dow Jones Moderate Index	4.17	10.56	5.47	6.28

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	8.0
MFS® Value Portfolio (Class A)	6.3
Davis Venture Value Portfolio (Class A)	5.2
BlackRock Bond Income Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.5
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A)	4.2
BlackRock Large Cap Value Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	4.1
Western Asset Management U.S. Government Portfolio (Class A)	3.8
Invesco Small Cap Growth Portfolio (Class A)	3.7

MIST-3

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.68%	$1,000.00	$1,067.00	$3.49
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,065.70	$4.76
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	33,853,823	$305,700,022
BlackRock Bond Income Portfolio (Class A) (a)	5,042,012	535,209,568
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio) (Class A) (a)	7,068,510	216,084,360
BlackRock High Yield Portfolio (Class A) (b)	7,632,152	62,812,610
BlackRock Large Cap Value Portfolio (Class A) (a)	41,564,621	434,350,291
Clarion Global Real Estate Portfolio (Class A) (b)	18,599,891	201,436,816
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) (Class A) (b)	19,700,814	223,013,214
Davis Venture Value Portfolio (Class A) (a)	14,736,346	546,865,787
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	14,187,053	218,764,365
Harris Oakmark International Portfolio (Class A) (b)	26,578,777	425,526,220
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A) (b)	34,945,648	440,315,169
Invesco Small Cap Growth Portfolio (Class A) (b)	23,026,919	387,543,043
Janus Forty Portfolio (Class A) (b)	3,127,323	259,004,864
Jennison Growth Portfolio (Class A) (a)	25,648,369	323,169,455
JPMorgan Core Bond Portfolio (Class A) (b)	33,342,207	339,090,246
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio) (Class A) (b)	6,159,296	104,338,468
Lord Abbett Bond Debenture Portfolio (Class A) (b)	5,820,187	74,149,178
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	474,266	109,598,185
Met/Dimensional International Small Company Portfolio (Class A) (a)	15,358,232	210,254,196
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	19,796,564	205,884,263
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	20,284,399	201,626,926
Met/Templeton International Bond Portfolio (Class A) (b)	26,562,189	302,277,711
MFS® Emerging Markets Equity Portfolio (Class A) (b)	19,163,066	187,031,529
MFS® Research International Portfolio (Class A) (b)	30,647,250	318,731,396
MFS® Value Portfolio (Class A) (a)	43,006,313	654,556,076
Neuberger Berman Genesis Portfolio (Class A) (a)	11,066,627	164,560,750
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	27,527,436	276,926,010
PIMCO Total Return Portfolio (Class A) (b)	71,186,273	835,726,848
Pioneer Fund Portfolio (Class A) (b)	15,329	245,423
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	16,679,955	326,760,311
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	16,886,791	471,648,081

Affiliated Investment Companies—(Continued)
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	21,318,768	$220,009,688
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	2,775,060	53,086,903
Third Avenue Small Cap Value Portfolio (Class A) (b)	9,173,386	162,919,339
Van Eck Global Natural Resources Portfolio (Class A) (a)	15,876,998	193,699,379
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	5,525,481	72,660,075
Western Asset Management U.S. Government Portfolio (Class A) (a)	33,182,523	396,862,981

Total Mutual Funds (Cost $9,265,590,425)		10,462,439,746

Total Investments—100.0% (Cost $9,265,590,425) (c)		10,462,439,746
Other assets and liabilities (net)—0.0%		(2,711,839)

Net Assets—100.0%		$10,459,727,907

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of June 30, 2013, the aggregate cost of investments was $9,265,590,425. The aggregate unrealized appreciation and depreciation of investments were $1,307,125,637 and $(110,276,316), respectively, resulting in net unrealized appreciation of $1,196,849,321.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,462,439,746	$—	$—	$10,462,439,746
Total Investments	$10,462,439,746	$—	$—	$10,462,439,746

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$10,462,439,746
Receivable for:
Investments sold	5,205,820
Fund shares sold	161,335

Total Assets	10,467,806,901
Liabilities
Due to Adviser	1,370
Payables for:
Fund shares redeemed	5,367,153
Accrued expenses:
Management fees	466,317
Distribution and service fees	2,176,853
Deferred trustees’ fees	41,001
Other expenses	26,300

Total Liabilities	8,078,994

Net Assets	$10,459,727,907

Net assets consist of:
Paid in surplus	$9,227,459,263
Undistributed net investment income	200,194,295
Accumulated net realized loss	(164,774,972)
Unrealized appreciation on affiliated investments	1,196,849,321

Net Assets	$10,459,727,907

Net Assets
Class A	$3,013,270
Class B	10,456,714,637
Capital Shares Outstanding*
Class A	256,469
Class B	893,755,632
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.75
Class B	11.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,265,590,425.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$216,405,048

Total investment income	216,405,048
Expenses
Management fees	2,822,039
Administration fees	10,902
Deferred expense reimbursement	8,215
Custodian and accounting fees	12,290
Distribution and service fees—Class B	13,176,865
Audit and tax services	14,661
Legal	9,657
Trustees’ fees and expenses	13,466
Miscellaneous	2,764

Total expenses	16,070,859

Net Investment Income	200,334,189

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	220,353,505
Capital gain distributions from Affiliated Underlying Portfolios	161,654,065

Net realized gain	382,007,570

Net change in unrealized appreciation on affiliated investments	85,675,857

Net realized and unrealized gain	467,683,427

Net Increase in Net Assets From Operations	$668,017,616

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$200,334,189	$181,839,627
Net realized gain	382,007,570	286,876,172
Net change in unrealized appreciation	85,675,857	847,801,002

Increase in net assets from operations	668,017,616	1,316,516,801

From Distributions to Shareholders
Net investment income
Class A	(62,473)	(56,222)
Class B	(216,504,479)	(217,200,076)

Total distributions	(216,566,952)	(217,256,298)

Decrease in net assets from capital share transactions	(194,585,781)	(610,459,513)

Total Increase in Net Assets	256,864,883	488,800,990

Net Assets
Beginning of period	10,202,863,024	9,714,062,034

End of period	$10,459,727,907	$10,202,863,024

Undistributed Net Investment Income
End of period	$200,194,295	$216,427,058

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	51,170	$603,953	35,493	$376,102
Reinvestments	5,404	62,473	5,289	56,222
Redemptions	(29,356)	(347,526)	(22,210)	(235,823)

Net increase	27,218	$318,900	18,572	$196,501

Class B
Sales	8,904,505	$104,626,888	21,768,959	$232,301,120
Reinvestments	18,810,120	216,504,479	20,509,922	217,200,076
Redemptions	(43,748,803)	(516,036,048)	(99,306,483)	(1,060,157,210)

Net decrease	(16,034,178)	$(194,904,681)	(57,027,602)	$(610,656,014)

Decrease derived from capital shares transactions		$(194,585,781)		$(610,459,513)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27		$10.10	$10.43	$9.37	$7.28	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.21	0.20	0.18	0.29	0.17
Net realized and unrealized gain (loss) on investments	0.52		1.21	(0.35)	1.10	1.80	(3.83)

Total from investment operations	0.75		1.42	(0.15)	1.28	2.09	(3.66)

Less Distributions
Distributions from net investment income	(0.27)		(0.25)	(0.18)	(0.22)	0.00	(0.53)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.68)

Total distributions	(0.27)		(0.25)	(0.18)	(0.22)	0.00	(1.21)

Net Asset Value, End of Period	$11.75		$11.27	$10.10	$10.43	$9.37	$7.28

Total Return (%) (b)	6.70	(c)	14.24	(1.51)	13.85	28.71	(31.75)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.05	(e)	0.06	0.06	0.06	0.06	0.06
Net ratio of expenses to average net assets (%) (d) (f)	0.05	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (g)	1.92	(e)(h)	1.98	1.93	1.88	3.72	1.75
Portfolio turnover rate (%)	10	(c)	10	26	13	28	23
Net assets, end of period (in millions)	$3.0		$2.6	$2.1	$2.4	$1.8	$1.7

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.21		$10.05	$10.38	$9.33	$7.27	$12.12

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.19	0.16	0.17	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.51		1.20	(0.33)	1.08	1.85	(3.87)

Total from investment operations	0.73		1.39	(0.17)	1.25	2.06	(3.68)

Less Distributions
Distributions from net investment income	(0.24)		(0.23)	(0.16)	(0.20)	0.00	(0.49)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.68)

Total distributions	(0.24)		(0.23)	(0.16)	(0.20)	0.00	(1.17)

Net Asset Value, End of Period	$11.70		$11.21	$10.05	$10.38	$9.33	$7.27

Total Return (%) (b)	6.57	(c)	13.93	(1.70)	13.58	28.34	(31.93)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.30	(e)	0.31	0.31	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (d) (f)	0.30	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (g)	1.73	(e)(h)	1.79	1.56	1.75	2.59	1.94
Portfolio turnover rate (%)	10	(c)	10	26	13	28	23
Net assets, end of period (in millions)	$10,456.7		$10,200.3	$9,711.9	$9,252.1	$7,049.3	$4,841.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,062,767,753	$0	$1,111,899,704

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,822,039	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - On November 7, 2008, the Strategic Growth and Income Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Growth and Income Portfolio. The Expense Limitation Agreement with respect to the Strategic Growth and Income Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Growth and Income Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Growth and Income Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

MIST-11

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $280,240 from the Strategic Growth and Income Portfolio. Such amount was a contractual obligation of the Strategic Growth and Income Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Growth and Income Portfolio. Any reimbursement of the Adviser owed by the Strategic Growth and Income Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Growth and Income Portfolio paid by the Adviser expires on December 31, 2013.

As of June 30, 2013, there were no expenses deferred in 2013 and $8,215 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the six months ended June 30, 2013 was $8,215. As of June 30, 2013, there was $115,766 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the six months ended June 30, 2013 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2008	2009	2010	2011	2012	2013

Subject to repayment until December 31,
2013	2014	2015	2016	2017	2018
$115,766	$—	$—	$—	$—	$—

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Baillie Gifford International Stock	33,387,041	576,693	(109,911)	33,853,823
BlackRock Bond Income	5,249,076	522,350	(729,414)	5,042,012
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	7,156,850	63,143	(151,483)	7,068,510

MIST-12

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
BlackRock High Yield	11,479,132	718,162	(4,565,142)	7,632,152
BlackRock Large Cap Value	41,864,889	3,064,904	(3,365,172)	41,564,621
Clarion Global Real Estate	17,948,796	1,257,370	(606,275)	18,599,891
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	22,087,370	92,988	(2,479,544)	19,700,814
Davis Venture Value	15,470,069	494,527	(1,228,250)	14,736,346
Goldman Sachs Mid Cap Value	14,681,380	723,785	(1,218,112)	14,187,053
Harris Oakmark International	27,420,985	794,506	(1,636,714)	26,578,777
Invesco Comstock (formerly Van Kampen Comstock)	37,780,641	505,316	(3,340,309)	34,945,648
Invesco Small Cap Growth	26,413,055	1,624,918	(5,011,054)	23,026,919
Janus Forty	2,624,504	508,619	(5,800)	3,127,323
Jennison Growth	25,871,695	408,412	(631,738)	25,648,369
JPMorgan Core Bond	—	33,342,209	(2)	33,342,207
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	—	6,159,322	(26)	6,159,296
Lord Abbett Bond Debenture	7,626,362	394,461	(2,200,636)	5,820,187
Met/Artisan Mid Cap Value	518,681	5,057	(49,472)	474,266
Met/Dimensional International Small Company	14,898,711	776,948	(317,427)	15,358,232
Met/Eaton Vance Floating Rate	18,895,507	929,750	(28,693)	19,796,564
Met/Franklin Low Duration Total Return	19,894,288	420,576	(30,465)	20,284,399
Met/Templeton International Bond*	25,909,354	698,850	(46,015)	26,562,189
MFS® Emerging Markets Equity	9,376,925	9,811,083	(24,942)	19,163,066
MFS® Research International	39,883,034	900,824	(10,136,608)	30,647,250
MFS® Value	44,092,077	2,348,587	(3,434,351)	43,006,313
Neuberger Berman Genesis	15,552,396	98,595	(4,584,364)	11,066,627
PIMCO Inflation Protected Bond	25,371,478	2,195,113	(39,155)	27,527,436
PIMCO Total Return	78,488,010	4,519,644	(11,821,381)	71,186,273
Pioneer Fund	7,052,166	1,854	(7,038,691)	15,329
T. Rowe Price Large Cap Growth	17,191,272	55,439	(566,756)	16,679,955
T. Rowe Price Large Cap Value	16,834,880	704,847	(652,936)	16,886,791
T. Rowe Price Mid Cap Growth	21,636,144	1,289,121	(1,606,497)	21,318,768
T. Rowe Price Small Cap Growth	—	2,775,801	(741)	2,775,060
Third Avenue Small Cap Value	12,899,353	122,171	(3,848,138)	9,173,386
Van Eck Global Natural Resources	15,627,757	260,840	(11,599)	15,876,998
Western Asset Management Strategic Bond Opportunities	7,265,928	275,833	(2,016,280)	5,525,481
Western Asset Management U.S. Government	32,416,641	815,719	(49,837)	33,182,523

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2013. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Baillie Gifford International Stock	$4,463	$—	$5,227,128	$305,700,022
BlackRock Bond Income	7,550,542	12,942,785	21,234,109	535,209,568
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	238,861	—	1,859,846	216,084,360
BlackRock High Yield	8,178,000	1,694,017	4,314,558	62,812,610
BlackRock Large Cap Value	8,937,070	24,277,690	6,279,403	434,350,291
Clarion Global Real Estate	(1,227,288)	—	14,685,875	201,436,816
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	8,161,384	—	967,999	223,013,214
Davis Venture Value	2,418,404	9,396,446	7,867,482	546,865,787
Goldman Sachs Mid Cap Value	2,579,183	8,050,876	2,501,922	218,764,365
Harris Oakmark International	13,174,109	—	12,267,177	425,526,220
Invesco Comstock (formerly Van Kampen Comstock)	7,142,731	—	5,987,999	440,315,169
Invesco Small Cap Growth	17,806,533	23,702,094	1,744,117	387,543,043
Janus Forty	173,427	—	2,065,243	259,004,864
Jennison Growth	2,768,323	3,484,108	1,419,452	323,169,455
JPMorgan Core Bond	—	1,452,257	1,815,321	339,090,246

MIST-13

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	$17	$—	$733,405	$104,338,468
Lord Abbett Bond Debenture	3,986,688	—	5,101,652	74,149,178
Met/Artisan Mid Cap Value	5,498,689	—	1,107,225	109,598,185
Met/Dimensional International Small Company	1,400,145	6,158,645	4,438,928	210,254,196
Met/Eaton Vance Floating Rate	25,767	944,822	8,352,229	205,884,263
Met/Franklin Low Duration Total Return	5,315	—	3,643,090	201,626,926
Met/Templeton International Bond	100,549	1,371,517	6,831,709	302,277,711
MFS® Emerging Markets Equity	133,268	—	2,646,112	187,031,529
MFS® Research International	32,415,467	—	9,341,196	318,731,396
MFS® Value	22,071,160	21,506,219	12,665,717	654,556,076
Neuberger Berman Genesis	18,199,561	—	1,374,421	164,560,750
PIMCO Inflation Protected Bond	37,530	16,088,560	6,760,753	276,926,010
PIMCO Total Return	25,551,119	16,171,713	36,839,296	835,726,848
Pioneer Fund	8,824,996	—	28,432	245,423
T. Rowe Price Large Cap Growth	1,929,695	—	1,025,649	326,760,311
T. Rowe Price Large Cap Value	601,098	—	8,105,794	471,648,081
T. Rowe Price Mid Cap Growth	3,286,477	11,556,277	935,310	220,009,688
T. Rowe Price Small Cap Growth	(44)	2,856,039	184,848	53,086,903
Third Avenue Small Cap Value	14,843,790	—	2,046,372	162,919,339
Van Eck Global Natural Resources	39,852	—	1,838,592	193,699,379
Western Asset Management Strategic Bond Opportunities	3,478,259	—	3,662,211	72,660,075
Western Asset Management U.S. Government	18,365	—	8,504,476	396,862,981

	$220,353,505	$161,654,065	$216,405,048	$10,462,439,746

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$217,256,298	$156,435,957	$—	$—	$217,256,298	$156,435,957

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$216,462,684	$—	$896,925,161	$(332,534,238)	$780,853,607

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$275,330,464	$57,203,774	$332,534,238

MIST-14

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Defensive Strategy Portfolio returned 2.53% and 2.37%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 1.47%.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve Chairman Benjamin Bernanke. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six month period, the Barclays U.S. Aggregate Bond Index returned a negative 2.44%. As expected in a declining interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to modestly positive return because of a strong first quarter return and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, did even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks did slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks did even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Defensive Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 65% to fixed income and 35% to equities. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several changes in the underlying portfolios used by the portfolio manager to achieve those allocations. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment; several new equity portfolios were added, including the JPMorgan Small Cap Value Portfolio and the Frontier Mid Cap Growth Portfolio. In addition, to more closely reflect the global equity markets, a small 0.50% position in the MFS® Emerging Market Equity Portfolio was added.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. The two underlying bond portfolios with a shorter average maturity than the Barclays U.S. Aggregate Bond Index (the Western Asset Management U.S. Government Bond Portfolio and the Met/Franklin Templeton Low Duration Portfolio) both held up better than the Index in a rising interest rate environment. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess returned it earned earlier in the year.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six-month period ending June 30, 2013. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where it owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS® Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, it owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector it owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good security selection in the Consumer Discretionary sector, where it held NetFlix, Inc., and the Information Technology sector, where it owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s relative return was due to positive security selection in the Information Technology sector. While most underlying portfolios with

MIST-1

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

a growth style orientation struggled during the period, the ClearBridge Aggressive Growth Portfolio belied its growth oriented investment style with strong security selection. In the Health Care sector, it owned biotech company Biogen Idec, Inc., and in the Information Technology sector, it avoided Apple, Inc. and owned Irish data storage device company Seagate Technology, PLC.

Since growth style stocks lagged value stocks during the six month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. It owned American Tower Corp. and held a large overweight position in Apple, Inc. The Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was constrained by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, the latter of which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group PLC.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Defensive Strategy Portfolio
Class A	2.53	8.63	5.86	5.57
Class B	2.37	8.31	5.57	4.98
Dow Jones Moderately Conservative Index	1.47	6.14	5.15	5.42

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 40% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	16.7
Western Asset Management U.S. Government Portfolio (Class A)	10.1
BlackRock Bond Income Portfolio (Class A)	9.4
PIMCO Inflation Protected Bond Portfolio (Class A)	7.8
JPMorgan Core Bond Portfolio (Class A)	6.8
MFS® Value Portfolio (Class A)	4.5
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A)	3.5
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5
BlackRock Large Cap Value Portfolio (Class A)	3.0

MIST-3

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Defensive Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.63%	$1,000.00	$1,025.30	$3.16
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B(a)	Actual	0.88%	$1,000.00	$1,023.70	$4.42
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	6,019,727	$54,358,134
BlackRock Bond Income Portfolio (Class A) (a)	2,457,928	260,909,053
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio) (Class A) (a)	1,834,388	56,077,243
BlackRock High Yield Portfolio (Class A) (b)	5,455,750	44,900,822
BlackRock Large Cap Value Portfolio (Class A) (a)	8,044,725	84,067,375
Clarion Global Real Estate Portfolio (Class A) (b)	2,464,196	26,687,238
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) (Class A) (b)	1,241,754	14,056,657
Davis Venture Value Portfolio (Class A) (a)	1,510,178	56,042,691
Frontier Mid Cap Growth Portfolio (Class A) (a)	723,911	22,405,050
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,090,445	16,814,659
Harris Oakmark International Portfolio (Class A) (b)	3,441,389	55,096,637
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A) (b)	7,787,155	98,118,153
Invesco Small Cap Growth Portfolio (Class A) (b)	1,666,956	28,054,869
Jennison Growth Portfolio (Class A) (a)	3,330,496	41,964,248
JPMorgan Core Bond Portfolio (Class A) (b)	18,490,794	188,051,370
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio) (Class A) (b)	827,216	14,013,046
Lord Abbett Bond Debenture Portfolio (Class A) (b)	1,541,508	19,638,817
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	72,835	16,831,509
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	5,391,612	56,072,770
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	11,287,573	112,198,474
Met/Templeton International Bond Portfolio (Class A) (b)	7,366,239	83,827,804
MFS® Emerging Markets Equity Portfolio (Class A) (b)	1,331,145	12,991,974
MFS® Research International Portfolio (Class A) (b)	4,001,577	41,616,399
MFS® Value Portfolio (Class A) (a)	8,254,591	125,634,882
Neuberger Berman Genesis Portfolio (Class A) (a)	2,830,182	42,084,809
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	21,467,834	215,966,410
PIMCO Total Return Portfolio (Class A) (b)	39,410,823	462,683,061
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	2,145,895	42,038,081
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,511,252	98,069,258
Third Avenue Small Cap Value Portfolio (Class A) (b)	1,579,206	28,046,691

Affiliated Investment Companies—(Continued)
Van Eck Global Natural Resources Portfolio (Class A) (a)	2,230,136	$27,207,653
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	3,625,758	47,678,722
Western Asset Management U.S. Government Portfolio (Class A) (a)	23,437,196	280,308,860

Total Mutual Funds (Cost $2,645,923,641)		2,774,513,419

Total Investments—100.0% (Cost $2,645,923,641) (c)		2,774,513,419
Other assets and liabilities (net)—0.0%		(803,106)

Net Assets—100.0%		$2,773,710,313

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of June 30, 2013, the aggregate cost of investments was $2,645,923,641. The aggregate unrealized appreciation and depreciation of investments were $174,434,583 and $(45,844,805), respectively, resulting in net unrealized appreciation of $128,589,778.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,774,513,419	$—	$—	$2,774,513,419
Total Investments	$2,774,513,419	$—	$—	$2,774,513,419

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$2,774,513,419
Receivable for:
Investments sold	1,988,760
Fund shares sold	29,263

Total Assets	2,776,531,442
Liabilities
Payables for:
Fund shares redeemed	2,018,023
Accrued expenses:
Management fees	146,952
Distribution and service fees	580,644
Deferred trustees’ fees	41,001
Other expenses	34,509

Total Liabilities	2,821,129

Net Assets	$2,773,710,313

Net Assets Consist of:
Paid in surplus	$2,466,952,329
Undistributed net investment income	69,012,742
Accumulated net realized gain	109,155,464
Unrealized appreciation on affiliated investments	128,589,778

Net Assets	$2,773,710,313

Net Assets
Class A	$24,750
Class B	2,773,685,563
Capital Shares Outstanding*
Class A	2,208
Class B	248,975,922
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.21
Class B	11.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $2,645,923,641.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$73,948,980

Total investment income	73,948,980
Expenses
Management fees	911,546
Administration fees	10,902
Custodian and accounting fees	12,290
Distribution and service fees—Class B	3,627,847
Audit and tax services	14,660
Legal	9,657
Trustees’ fees and expenses	13,466
Miscellaneous	2,676

Total expenses	4,603,044

Net Investment Income	69,345,936

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	110,127,510
Capital gain distributions from Affiliated Underlying Portfolios	44,293,029

Net realized gain	154,420,539

Net change in unrealized depreciation on affiliated investments	(150,526,218)

Net realized and unrealized gain	3,894,321

Net Increase in Net Assets from Operations	$73,240,257

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$69,345,936	$68,017,477
Net realized gain	154,420,539	90,024,489
Net change in unrealized appreciation (depreciation)	(150,526,218)	142,152,014

Increase in net assets from operations	73,240,257	300,193,980

From Distributions to Shareholders
Net investment income
Class A	(3,008)	(2,474)
Class B	(84,499,855)	(81,768,760)
Net realized capital gains
Class A	(2,242)	(697)
Class B	(68,427,836)	(24,902,541)

Total distributions	(152,932,941)	(106,674,472)

Decrease in net assets from capital share transactions	(128,070,675)	(30,040,945)

Total Increase (Decrease) in Net Assets	(207,763,359)	163,478,563

Net Assets
Beginning of period	2,981,473,672	2,817,995,109

End of period	$2,773,710,313	$2,981,473,672

Undistributed Net Investment Income
End of period	$69,012,742	$84,169,669

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	399	$4,785	351	$4,049
Reinvestments	465	5,250	289	3,171
Redemptions	(6,283)	(72,678)	(152)	(1,696)

Net increase (decrease)	(5,419)	$(62,643)	488	$5,524

Class B
Sales	6,421,505	$74,522,983	31,400,951	$348,774,722
Reinvestments	13,605,667	152,927,691	9,795,344	106,671,301
Redemptions	(30,565,431)	(355,458,706)	(43,596,494)	(485,492,492)

Net decrease	(10,538,259)	$(128,008,032)	(2,400,199)	$(30,046,469)

Decrease derived from capital shares transactions		$(128,070,675)		$(30,040,945)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.57		$10.83	$10.89	$10.14	$8.68	$11.28

Income (Loss) from Investment Operations
Net investment income (a)	0.39		0.29	0.25	0.29	0.50	0.27
Net realized and unrealized gain (loss) on investments	(0.09)		0.90	(0.03)	0.83	1.41	(2.51)

Total from investment operations	0.30		1.19	0.22	1.12	1.91	(2.24)

Less Distributions
Distributions from net investment income	(0.38)		(0.35)	(0.28)	(0.37)	(0.29)	(0.16)
Distributions from net realized capital gains	(0.28)		(0.10)	0.00	0.00	(0.16)	(0.20)

Total distributions	(0.66)		(0.45)	(0.28)	(0.37)	(0.45)	(0.36)

Net Asset Value, End of Period	$11.21		$11.57	$10.83	$10.89	$10.14	$8.68

Total Return (%) (b)	2.53	(c)	11.20	1.99	11.25	23.24	(20.48)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.07	(e)	0.07	0.07	0.08	0.10	0.09
Net ratio of expenses to average net assets (%) (d) (f)	0.07	(e)	0.07	0.07	0.08	0.10	0.09
Ratio of net investment income to average net assets (%) (g)	3.26	(e)(i)	2.61	2.32	2.75	5.53	2.74
Portfolio turnover rate (%)	14	(c)	11	30	19	28	30
Net assets, end of period (in millions)	$—	(h)	$0.1	$0.1	$0.1	$0.1	$— (h)

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.49		$10.76	$10.82	$10.09	$8.65	$11.25

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.26	0.21	0.24	0.37	0.29
Net realized and unrealized gain (loss) on investments	0.00		0.89	(0.01)	0.84	1.51	(2.55)

Total from investment operations	0.28		1.15	0.20	1.08	1.88	(2.26)

Less Distributions
Distributions from net investment income	(0.35)		(0.32)	(0.26)	(0.35)	(0.28)	(0.14)
Distributions from net realized capital gains	(0.28)		(0.10)	0.00	0.00	(0.16)	(0.20)

Total distributions	(0.63)		(0.42)	(0.26)	(0.35)	(0.44)	(0.34)

Net Asset Value, End of Period	$11.14		$11.49	$10.76	$10.82	$10.09	$8.65

Total Return (%) (b)	2.37	(c)	10.91	1.77	10.90	22.91	(20.65)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.33	0.35	0.35
Net ratio of expenses to average net assets (%) (d) (f)	0.32	(e)	0.32	0.32	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	2.21	(e)(i)	2.35	1.94	2.29	3.99	2.93
Portfolio turnover rate (%)	14	(c)	11	30	19	28	30
Net assets, end of period (in millions)	$2,773.7		$2,981.4	$2,817.9	$2,546.9	$1,904.4	$1,143.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Net Assets less than 1/10 of $1 million.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Defensive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$422,406,860	$0	$589,821,440

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$911,546	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate

MIST-11

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Baillie Gifford International Stock	6,518,341	118,206	(616,820)	6,019,727
BlackRock Bond Income	2,834,881	161,654	(538,607)	2,457,928
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	2,108,996	17,409	(292,017)	1,834,388
BlackRock High Yield	6,704,599	541,892	(1,790,741)	5,455,750
BlackRock Large Cap Value	9,164,252	627,021	(1,746,548)	8,044,725
Clarion Global Real Estate	2,630,905	191,077	(357,786)	2,464,196
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	—	1,296,651	(54,897)	1,241,754
Davis Venture Value	1,801,689	53,851	(345,362)	1,510,178
Frontier Mid Cap Growth	—	734,173	(10,262)	723,911
Goldman Sachs Mid Cap Value	2,139,535	58,744	(1,107,834)	1,090,445
Harris Oakmark International	4,026,643	109,188	(694,442)	3,441,389
Invesco Comstock (formerly Van Kampen Comstock)	8,251,570	699,279	(1,163,694)	7,787,155
Invesco Small Cap Growth	1,927,153	124,967	(385,164)	1,666,956
Jennison Growth	2,561,184	1,015,141	(245,829)	3,330,496
JPMorgan Core Bond	—	18,491,245	(451)	18,490,794
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	—	850,232	(23,016)	827,216
Lord Abbett Bond Debenture	2,223,545	108,713	(790,750)	1,541,508
Met/Artisan Mid Cap Value	151,036	808	(79,009)	72,835
Met/Eaton Vance Floating Rate	5,561,509	255,305	(425,202)	5,391,612
Met/Franklin Low Duration Total Return	11,733,357	211,468	(657,252)	11,287,573
Met/Templeton International Bond	7,582,707	193,130	(409,598)	7,366,239
MFS® Emerging Markets Equity	—	1,331,177	(32)	1,331,145
MFS® Research International	5,834,524	124,191	(1,957,138)	4,001,577
MFS® Value	8,647,575	757,871	(1,150,855)	8,254,591
Neuberger Berman Genesis	4,539,096	27,289	(1,736,203)	2,830,182
PIMCO Inflation Protected Bond	19,998,880	1,711,088	(242,134)	21,467,834
PIMCO Total Return	48,536,467	2,485,439	(11,611,083)	39,410,823
Pioneer Fund	6,173,383	1,487	(6,174,870)	—
T. Rowe Price Large Cap Growth	1,699,138	636,894	(190,137)	2,145,895
T. Rowe Price Large Cap Value	3,677,376	325,674	(491,798)	3,511,252
Third Avenue Small Cap Value	1,879,689	22,086	(322,569)	1,579,206
Van Eck Global Natural Resources	2,346,378	77,092	(193,334)	2,230,136
Western Asset Management Strategic Bond Opportunities	4,259,292	181,442	(814,976)	3,625,758
Western Asset Management U.S. Government	23,975,923	509,784	(1,048,511)	23,437,196

MIST-12

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of June 30, 2013
Baillie Gifford International Stock	$408,153	$—	$970,629	$54,358,134
BlackRock Bond Income	6,621,454	6,288,806	10,317,499	260,909,053
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	372,128	—	512,974	56,077,243
BlackRock High Yield	5,297,388	1,276,264	3,250,566	44,900,822
BlackRock Large Cap Value	2,289,043	4,940,295	1,277,803	84,067,375
Clarion Global Real Estate	2,325,025	—	2,013,487	26,687,238
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	35,358	—	60,422	14,056,657
Davis Venture Value	4,993,318	1,023,211	856,718	56,042,691
Frontier Mid Cap Growth	(372)	550,510	292,107	22,405,050
Goldman Sachs Mid Cap Value	6,562,893	653,431	203,063	16,814,659
Harris Oakmark International	6,004,671	—	1,673,130	55,096,637
Invesco Comstock (formerly Van Kampen Comstock)	6,991,831	—	1,318,543	98,118,153
Invesco Small Cap Growth	2,984,912	1,801,266	132,546	28,054,869
Jennison Growth	204,740	449,902	183,293	41,964,248
JPMorgan Core Bond	5	798,663	998,329	188,051,370
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	19,000	—	100,873	14,013,046
Lord Abbett Bond Debenture	981,981	—	1,406,746	19,638,817
Met/Artisan Mid Cap Value	7,907,323	—	176,549	16,831,509
Met/Eaton Vance Floating Rate	242,982	270,605	2,392,144	56,072,770
Met/Franklin Low Duration Total Return	4,451	—	2,114,515	112,198,474
Met/Templeton International Bond	844,741	385,199	1,918,727	83,827,804
MFS® Emerging Markets Equity	12	—	181,724	12,991,974
MFS® Research International	901,483	—	1,287,794	41,616,399
MFS® Value	6,974,109	4,061,830	2,392,145	125,634,882
Neuberger Berman Genesis	7,158,595	—	380,415	42,084,809
PIMCO Inflation Protected Bond	530,047	12,542,808	5,270,753	215,966,410
PIMCO Total Return	18,104,456	9,250,239	21,072,120	462,683,061
Pioneer Fund	9,537,689	—	22,805	—
T. Rowe Price Large Cap Growth	532,073	—	131,822	42,038,081
T. Rowe Price Large Cap Value	6,311,007	—	1,733,271	98,069,258
Third Avenue Small Cap Value	2,818,414	—	369,913	28,046,691
Van Eck Global Natural Resources	730,945	—	256,773	27,207,653
Western Asset Management Strategic Bond Opportunities	1,307,358	—	2,480,230	47,678,722
Western Asset Management U.S. Government	130,297	—	6,198,552	280,308,860

	$110,127,510	$44,293,029	$73,948,980	$2,774,513,419

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$81,771,234	$58,356,942	$24,903,238	$—	$106,674,472	$58,356,942

MIST-13

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$84,382,502	$68,080,775	$234,023,017	$—	$386,486,294

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-14

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Growth Strategy Portfolio returned 9.10% and 8.98%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 6.82%.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve Chairman Benjamin Bernanke. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six month period, the Barclays U.S. Aggregate Bond Index returned a negative 2.44%. As expected in a declining interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to modestly positive return because of a strong first quarter return and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, did even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks did slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks did even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Growth Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 85% to equities and 15% to fixed income. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several changes in the underlying portfolios used by the portfolio manager to achieve those allocations. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment; several new equity portfolios were added, including the JPMorgan Small Cap Value Portfolio, the T. Rowe Price Small Cap Growth Portfolio, and the Frontier Mid Cap Growth Portfolio. In addition, to more closely reflect the global equity markets, the position in the MFS® Emerging Market Equity Portfolio was increased from 2.0% to 3.5%.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six-month period ending June 30, 2013. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where it owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS® Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, it owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector it owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good security selection in the Consumer Discretionary sector, where it held NetFlix, Inc., and the Information Technology sector, where it owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s relative return was due to positive security selection in the Information Technology sector. While most underlying portfolios with a growth style orientation struggled during the period, the ClearBridge Aggressive Growth Portfolio belied its growth oriented investment style with strong security selection. In the Health Care sector, it owned biotech company Biogen Idec, Inc., and in the Information Technology sector, it avoided Apple, Inc. and owned Irish data storage device company Seagate Technology, PLC.

Since growth style stocks lagged value stocks during the six month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. It owned American Tower Corp. and held a large overweight position in

MIST-1

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Apple, Inc. The Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was constrained by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, the latter of which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group PLC.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation-Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess return it earned earlier in the year.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Growth Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Growth Strategy Portfolio
Class A	9.10	18.68	5.16	5.56
Class B	8.98	18.37	4.89	5.28
Dow Jones Moderately Aggressive Index	6.82	14.95	5.66	6.93

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
T. Rowe Price Large Cap Value Portfolio (Class A)	6.2
MFS® Value Portfolio (Class A)	6.2
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A)	5.2
T. Rowe Price Large Cap Growth Portfolio (Class A)	5.2
Jennison Growth Portfolio (Class A)	5.1
Harris Oakmark International Portfolio (Class A)	4.6
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio	4.3
Davis Venture Value Portfolio (Class A)	4.1
BlackRock Large Cap Value Portfolio (Class A)	4.1
Baillie Gifford International Stock Portfolio (Class A)	3.8

MIST-3

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Growth Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.75%	$1,000.00	$1,091.00	$3.89
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B(a)	Actual	1.00%	$1,000.00	$1,089.80	$5.18
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	34,900,745	$315,153,724
BlackRock Bond Income Portfolio (Class A) (a)	717,665	76,180,093
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio) (Class A) (a)	8,293,983	253,547,061
BlackRock Large Cap Value Portfolio (Class A) (a)	32,644,023	341,130,038
Clarion Global Real Estate Portfolio (Class A) (b)	21,663,259	234,613,100
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) (Class A) (b)	31,183,222	352,994,076
Davis Venture Value Portfolio (Class A) (a)	9,232,042	342,601,078
Frontier Mid Cap Growth Portfolio (Class A) (a)	4,031,527	124,775,766
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	7,939,874	122,432,859
Harris Oakmark International Portfolio (Class A) (b)	24,047,713	385,003,879
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A) (b)	34,386,974	433,275,870
Invesco Small Cap Growth Portfolio (Class A) (b)	10,005,219	168,387,838
Janus Forty Portfolio (Class A) (b)	3,049,597	252,567,647
Jennison Growth Portfolio (Class A) (a)	33,521,090	422,365,735
JPMorgan Core Bond Portfolio (Class A) (b)	7,460,374	75,872,003
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio) (Class A) (b)	9,114,074	154,392,406
Loomis Sayles Small Cap Growth Portfolio (Class A) (a) (c)	11,907,913	163,614,731
Lord Abbett Bond Debenture Portfolio (Class A) (b)	9,574,154	121,974,728
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	742,906	171,678,122
Met/Dimensional International Small Company Portfolio (Class A) (a)	17,943,294	245,643,690
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	15,171,110	157,779,546
Met/Templeton International Bond Portfolio (Class A) (b)	16,501,678	187,789,096
MFS® Emerging Markets Equity Portfolio (Class A) (b)	26,287,295	256,563,996
MFS® Research International Portfolio (Class A) (b)	23,712,390	246,608,852
MFS® Value Portfolio (Class A) (a)	33,834,939	514,967,771
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	9,320,588	125,827,934
Neuberger Berman Genesis Portfolio (Class A) (a)	8,834,443	131,368,161
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	21,474,993	216,038,432
PIMCO Total Return Portfolio (Class A) (b)	13,825,469	162,311,005
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	21,876,601	428,562,617

Affiliated Investment Companies—(Continued)
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	18,541,182	$517,855,212
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	16,755,254	172,914,218
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	2,173,616	41,581,268
Third Avenue Small Cap Value Portfolio (Class A) (b)	8,708,470	154,662,419
Van Eck Global Natural Resources Portfolio (Class A) (a)	18,767,808	228,967,256

Total Mutual Funds (Cost $7,103,831,090)		8,302,002,227

Total Investments—100.0% (Cost $7,103,831,090) (d)		8,302,002,227
Other assets and liabilities (net)—0.0%		(2,232,274)

Net Assets—100.0%		$8,299,769,953

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of June 30, 2013, the aggregate cost of investments was $7,103,831,090. The aggregate unrealized appreciation and depreciation of investments were $1,267,019,523 and $(68,848,386), respectively, resulting in net unrealized appreciation of $1,198,171,137.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,302,002,227	$—	$—	$8,302,002,227
Total Investments	$8,302,002,227	$—	$—	$8,302,002,227

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$8,302,002,227
Receivable for:
Investments sold	1,213
Fund shares sold	1,434,357

Total Assets	8,303,437,797
Liabilities
Due to Adviser	1,223
Payables for:
Investments purchased	38,469
Fund shares redeemed	1,397,100
Accrued expenses:
Management fees	376,013
Distribution and service fees	1,724,726
Deferred trustees’ fees	41,001
Other expenses	89,312

Total Liabilities	3,667,844

Net Assets	$8,299,769,953

Net assets consist of:
Paid in surplus	$8,037,417,748
Undistributed net investment income	112,714,773
Accumulated net realized loss	(1,048,533,705)
Unrealized appreciation on affiliated investments	1,198,171,137

Net Assets	$8,299,769,953

Net Assets
Class A	$5,943,363
Class B	8,293,826,590
Capital Shares Outstanding*
Class A	486,827
Class B	682,210,659
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.21
Class B	12.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $7,103,831,090.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$124,663,752

Total investment income	124,663,752
Expenses
Management fees	2,108,979
Administration fees	10,902
Deferred expense reimbursement	7,335
Custodian and accounting fees	12,290
Distribution and service fees—Class B	9,610,119
Audit and tax services	16,416
Legal	11,604
Trustees’ fees and expenses	13,466
Miscellaneous	2,694

Total expenses	11,793,805

Net Investment Income	112,869,947

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	152,698,052
Capital gain distributions from Affiliated Underlying Portfolios	111,072,221

Net realized gain	263,770,273

Net change in unrealized appreciation on affiliated investments	251,038,061

Net realized and unrealized gain	514,808,334

Net Increase in Net Assets From Operations	$627,678,281

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$112,869,947	$93,494,873
Net realized gain	263,770,273	287,467,286
Net change in unrealized appreciation	251,038,061	635,852,468

Increase in net assets from operations	627,678,281	1,016,814,627

From Distributions to Shareholders
Net investment income
Class A	(53,725)	(47,107)
Class B	(116,318,395)	(116,049,871)

Total distributions	(116,372,120)	(116,096,978)

Increase (decrease) in net assets from capital share transactions	765,534,979	(603,862,940)

Total Increase in Net Assets	1,276,841,140	296,854,709

Net Assets
Beginning of period	7,022,928,813	6,726,074,104

End of period	$8,299,769,953	$7,022,928,813

Undistributed Net Investment Income
End of period	$112,714,773	$116,216,946

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	12,544	$154,575	23,982	$260,595
Shares issued through acquisition	236,946	2,886,005	0	0
Reinvestments	4,538	53,725	4,374	47,107
Redemptions	(12,690)	(156,303)	(41,845)	(452,825)

Net increase (decrease)	241,338	$2,938,002	(13,489)	$(145,123)

Class B
Sales	8,017,725	$96,517,417	13,178,304	$141,211,593
Shares issued through acquisition	80,579,552	977,429,966	0	0
Reinvestments	9,857,491	116,318,395	10,815,459	116,049,871
Redemptions	(35,203,366)	(427,668,801)	(79,961,501)	(860,979,281)

Net increase (decrease)	63,251,402	$762,596,977	(55,967,738)	$(603,717,817)

Increase (decrease) derived from capital shares transactions		$765,534,979		$(603,862,940)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.40		$10.01	$10.56	$9.29	$7.12	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.16	0.15	0.14	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.88		1.43	(0.52)	1.31	2.01	(4.77)

Total from investment operations	1.03		1.59	(0.37)	1.45	2.17	(4.61)

Less Distributions
Distributions from net investment income	(0.22)		(0.20)	(0.18)	(0.18)	0.00	(0.41)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.75)

Total distributions	(0.22)		(0.20)	(0.18)	(0.18)	0.00	(1.16)

Net Asset Value, End of Period	$12.21		$11.40	$10.01	$10.56	$9.29	$7.12

Total Return (%) (b)	9.10	(c)	16.04	(3.64)	15.77	30.48	(37.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Net ratio of expenses to average net assets (%) (d) (f)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (g)	1.19	(e)(h)	1.49	1.39	1.51	2.02	1.50
Portfolio turnover rate (%)	8	(c)	12	24	14	39	23
Net assets, end of period (in millions)	$5.9		$2.8	$2.6	$2.8	$2.9	$2.4

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.34		$9.96	$10.51	$9.25	$7.11	$12.85

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.14	0.12	0.12	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.83		1.42	(0.51)	1.30	1.99	(4.75)

Total from investment operations	1.01		1.56	(0.39)	1.42	2.14	(4.62)

Less Distributions
Distributions from net investment income	(0.19)		(0.18)	(0.16)	(0.16)	0.00	(0.37)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.75)

Total distributions	(0.19)		(0.18)	(0.16)	(0.16)	0.00	(1.12)

Net Asset Value, End of Period	$12.16		$11.34	$9.96	$10.51	$9.25	$7.11

Total Return (%) (b)	8.98	(c)	15.72	(3.87)	15.49	30.10	(37.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Net ratio of expenses to average net assets (%) (d) (f)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (g)	1.30	(e)(h)	1.33	1.18	1.31	1.92	1.28
Portfolio turnover rate (%)	8	(c)	12	24	14	39	23
Net assets, end of period (in millions)	$8,293.8		$7,020.1	$6,723.5	$7,456.1	$6,915.0	$5,380.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Growth Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$638,977,139	$0	$746,111,330

With respect to the Portfolio’s merger with Met/Franklin Templeton Founding Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired securities with a cost of $1,000,541,556 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,108,979	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - On November 7, 2008, the Strategic Conservative Growth Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Conservative Growth Portfolio. The Expense Limitation Agreement with respect to the Strategic Conservative Growth Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Conservative Growth Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but

MIST-11

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Conservative Growth Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $275,495 from the Strategic Conservative Growth Portfolio. Such amount was a contractual obligation of the Strategic Conservative Growth Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Conservative Growth Portfolio. Any reimbursement of the Adviser owed by the Strategic Conservative Growth Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Conservative Growth Portfolio paid by the Adviser expires on December 31, 2013.

As of June 30, 2013, there were no expenses deferred in 2013 and $7,335 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the six months ended June 30, 2013 was $7,335. As of June 30, 2013, there was $105,467 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the six months ended June 30, 2013 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2008	2009	2010	2011	2012

Subject to repayment until December 31,
2013	2014	2015	2016	2017
$105,467	$—	$—	$—	$—

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-12

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Baillie Gifford International Stock	30,623,198	4,736,686	(459,139)	34,900,745
BlackRock Bond Income	591,112	219,375	(92,822)	717,665
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	7,378,649	1,033,666	(118,332)	8,293,983
BlackRock Large Cap Value	28,790,235	5,934,712	(2,080,924)	32,644,023
Clarion Global Real Estate	18,537,066	3,797,340	(671,147)	21,663,259
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	30,015,516	3,751,820	(2,584,114)	31,183,222
Davis Venture Value	10,628,995	1,358,659	(2,755,612)	9,232,042
Frontier Mid Cap Growth	—	4,081,027	(49,500)	4,031,527
Goldman Sachs Mid Cap Value	5,050,080	3,218,352	(328,558)	7,939,874
Harris Oakmark International	23,604,655	3,402,581	(2,959,523)	24,047,713
Invesco Comstock (formerly Van Kampen Comstock)	32,434,302	4,451,571	(2,498,899)	34,386,974
Invesco Small Cap Growth	13,601,947	1,823,393	(5,420,121)	10,005,219
Janus Forty	2,708,494	381,719	(40,616)	3,049,597
Jennison Growth	29,681,521	4,397,828	(558,259)	33,521,090
JPMorgan Core Bond	—	7,559,424	(99,050)	7,460,374
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	9,425,485	1,135,009	(1,446,420)	9,114,074
Loomis Sayles Small Cap Growth*	12,631,150	1,415,050	(2,138,287)	11,907,913
Lord Abbett Bond Debenture	10,373,567	1,736,011	(2,535,424)	9,574,154
Met/Artisan Mid Cap Value	713,188	93,950	(64,232)	742,906
Met/Dimensional International Small Company*	15,389,257	2,906,447	(352,410)	17,943,294
Met/Eaton Vance Floating Rate	12,779,224	2,603,265	(211,379)	15,171,110
Met/Templeton International Bond	11,744,029	4,983,706	(226,057)	16,501,678
MFS® Emerging Markets Equity	12,893,875	13,740,663	(347,243)	26,287,295
MFS® Research International	27,453,906	3,355,745	(7,097,261)	23,712,390
MFS® Value	30,600,846	5,559,848	(2,325,755)	33,834,939
Morgan Stanley Mid Cap Growth	5,890,355	3,579,435	(149,202)	9,320,588
Neuberger Berman Genesis	5,321,268	3,760,568	(247,393)	8,834,443
PIMCO Inflation Protected Bond	17,134,483	4,641,243	(300,733)	21,474,993
PIMCO Total Return	15,902,006	2,649,494	(4,726,031)	13,825,469
T. Rowe Price Large Cap Growth	19,760,252	2,618,832	(502,483)	21,876,601
T. Rowe Price Large Cap Value	17,349,104	2,470,768	(1,278,690)	18,541,182
T. Rowe Price Mid Cap Growth	14,877,827	2,855,090	(977,663)	16,755,254
T. Rowe Price Small Cap Growth	—	2,200,915	(27,299)	2,173,616
Third Avenue Small Cap Value	8,860,796	1,123,982	(1,276,308)	8,708,470
Turner Mid Cap Growth	6,061,518	2,720,410	(8,781,928)	—
Van Eck Global Natural Resources	16,207,712	2,816,175	(256,079)	18,767,808

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2013. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Baillie Gifford International Stock	$(1,588,164)	$—	$4,803,399	$315,153,724
BlackRock Bond Income	836,984	1,636,423	2,684,738	76,180,093
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	202,577	—	1,923,970	253,547,061
BlackRock Large Cap Value	6,143,197	16,692,841	4,317,588	341,130,038
Clarion Global Real Estate	(811,899)	—	15,165,580	234,613,100

MIST-13

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	$7,730,755	$—	$1,342,225	$352,994,076
Davis Venture Value	256,420	5,119,125	4,286,156	342,601,078
Frontier Mid Cap Growth	(750,359)	869,952	461,607	124,775,766
Goldman Sachs Mid Cap Value	671,222	3,864,788	1,201,037	122,432,859
Harris Oakmark International	16,831,727	—	9,935,201	385,003,879
Invesco Comstock (formerly Van Kampen Comstock)	5,208,563	—	5,149,389	433,275,870
Invesco Small Cap Growth	44,332,711	8,804,624	647,887	168,387,838
Janus Forty	1,372,343	—	1,802,434	252,567,647
Jennison Growth	2,470,118	4,003,196	1,630,932	422,365,735
JPMorgan Core Bond	(4,292)	288,554	360,693	75,872,003
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	993,743	—	985,758	154,392,406
Loomis Sayles Small Cap Growth	2,837,276	—	—	163,614,731
Lord Abbett Bond Debenture	8,024,612	—	7,455,567	121,974,728
Met/Artisan Mid Cap Value	1,064,460	—	1,516,216	171,678,122
Met/Dimensional International Small Company	1,545,443	6,393,457	4,608,171	245,643,690
Met/Eaton Vance Floating Rate	101,764	643,713	5,690,423	157,779,546
Met/Templeton International Bond*	446,098	756,160	3,766,537	187,789,096
MFS® Emerging Markets Equity	(622,811)	—	3,220,982	256,563,996
MFS® Research International	24,688,802	—	6,320,981	246,608,852
MFS® Value	14,742,491	14,812,319	8,723,459	514,967,771
Morgan Stanley Mid Cap Growth	140,070	—	896,332	125,827,934
Neuberger Berman Genesis	1,016,514	—	949,129	131,368,161
PIMCO Inflation Protected Bond	244,196	11,138,049	4,680,444	216,038,432
PIMCO Total Return	4,287,953	2,815,320	6,413,322	162,311,005
T. Rowe Price Large Cap Growth	1,716,341	—	1,182,972	428,562,617
T. Rowe Price Large Cap Value	3,553,330	—	8,128,124	517,855,212
T. Rowe Price Mid Cap Growth	1,110,128	7,961,119	644,336	172,914,218
T. Rowe Price Small Cap Growth	(7,431)	1,986,267	128,555	41,581,268
Third Avenue Small Cap Value	3,253,897	—	1,721,136	154,662,419
Turner Mid Cap Growth	(72,487)	23,286,314	—	—
Van Eck Global Natural Resources	731,760	—	1,918,472	228,967,256

	$152,698,052	$111,072,221	$124,663,752	$8,302,002,227

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$116,096,978	$112,936,651	$—	$—	$116,096,978	$112,936,651

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$116,252,572	$—	$701,102,398	$(1,046,332,286)	$(228,977,316)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MIST-14

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$919,705,413	$126,626,873	$1,046,332,286

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $3,015,664 and $7,455,544,431, respectively, acquired all of the assets and liabilities of Met/Franklin Templeton Founding Strategy Portfolio of the Trust (“Met/Franklin Templeton Founding Strategy”).

The acquisition was accomplished by a tax-free exchange of 236,946 Class A shares of the Portfolio (valued at $2,886,005) for 366,460 Class A shares of Met/Franklin Templeton Founding Strategy and 80,579,552 Class B shares of the Portfolio (valued at $977,429,966) for 124,846,451 Class B shares of Met/Franklin Templeton Founding Strategy. Each shareholder of Met/Franklin Templeton Founding Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Met/Franklin Templeton Founding Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Met/Franklin Templeton Founding Strategy. All other costs associated with the merger were not borne by the shareholders of either portfolio. Met/Franklin Templeton Founding Strategy’s net assets on April 26, 2013, were $2,886,005 and $977,429,966 for Class A and Class B shares, respectively, including investments valued at $980,600,544 with a cost basis of $1,000,541,556. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Met/Franklin Templeton Founding Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $8,438,876,066, which included $(19,941,012) of acquired unrealized depreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Net Investment income	$128,403,603	(a)
Net realized and unrealized gain on investments	$574,092,018	(b)

Net increase in net assets from operations	$702,495,621

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Met/Franklin Templeton Founding Strategy that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$112,869,947 as reported plus $15,532,840 Met/Franklin Templeton Founding Strategy pre-merger, minus $15,006 in higher advisory fees, plus $15,822 of pro-forma eliminated other expenses.
(b)	$1,198,171,137 Unrealized appreciation, as reported June 30, 2013, minus $1,095,356,997 pro-forma December 31, 2012 Unrealized depreciation, plus $263,770,273 Net realized gain as reported, plus $207,507,605 in Net Realized gain from Met/Franklin Templeton Founding Strategy pre-merger.

MIST-15

Met Investors Series Trust

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders, held on February 22, 2013, the shareholders of the Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Met/Franklin Templeton Founding Strategy Portfolio (“Founding Strategy”) by MetLife Growth Strategy Portfolio (“MetLife Growth Strategy”), a series of Met Investors Series Trust, in exchange for shares of MetLife Growth Strategy and the assumption by MetLife Growth Strategy of the liabilities of Founding Strategy. The Plan also provides for the distribution of these shares of MetLife Growth Strategy to shareholders of Founding Strategy in liquidation and subsequent termination of Founding Strategy.	77,553,479.973	4,764,013.347	8,028,886.342	90,346,379.662

MIST-16

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MetLife Moderate Strategy Portfolio returned 4.60% and 4.54%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets continued to respond to changing perceptions about the prospects for economic growth and the efforts by governments throughout the world to both avoid a new economic recession and to meet their fiscal responsibilities. Interest rates jumped in the second quarter following ambiguous comments by Federal Reserve Chairman Benjamin Bernanke. The Five Year Treasury Note yield rose from a 0.74% level at the end of 2012 to a 1.40% level at the end of June. For the entire six month period, the Barclays U.S. Aggregate Bond Index returned a negative 2.44%. As expected in a declining interest rate environment, long maturity bonds declined more than short maturity bonds. Below investment grade bonds were able to modestly positive return because of a strong first quarter return and a higher coupon. Foreign denominated bonds fell even more sharply because of the impact of a strong U.S. dollar relative to other currencies.

Even with a decline late in the second quarter, U.S. stocks produced strong returns during the first half of 2013. The Standard & Poor’s 500 Index returned 13.82% for the period. Small cap stocks, as measured by the Russell 2000 Index, did even better with a 15.86% return. While both investment styles posted double digit returns, value style stocks did slightly better than growth style stocks (15.90% for the Russell 1000 Value Index compared to 11.80% for the Russell 1000 Growth Index). The Health Care and Financial Services sectors were the best performers for the period; the Information Technology and Materials sectors trailed.

On a local currency basis, foreign stocks from developed countries produced a return close to that of domestic stocks as measured by the 11.01% local currency return of the MSCI EAFE Index. A rise in the value of dollar reduced that return for U.S. investors to only 4.10%. Emerging market stocks did even worse as the strong dollar and concerns about China’s slower economic growth produced a return of negative 9.57% in the MSCI Emerging Markets Index. Combining emerging and developed markets, foreign stocks produced a nearly flat return of 0.16% for the six month period as measured by the MSCI All Country World Ex U.S. Index in U.S. dollars.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Moderate Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities. While there was no change in the Portfolio’s strategic asset class goals during the period, there were several changes in the underlying portfolios used by the portfolio manager to achieve those allocations. Most notable was the addition of the JPMorgan Core Bond Portfolio to add diversity to the fixed income segment. A new equity portfolio was added: the JPMorgan Small Cap Value Portfolio. In addition, to more closely reflect the global equity markets, the position in the MFS® Emerging Market Equity Portfolio was modestly increased from 1.0% to 1.5%.

As a whole, the underlying bond portfolios detracted from the Portfolio’s performance over the period on an absolute basis and had an overall neutral impact on relative performance. Those bond portfolios with a focus on below investment grade bonds—the Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Met/Eaton Vance Floating Rate Portfolio—produced positive total returns on the strength of a good first quarter. The two underlying bond portfolios with a shorter average maturity than the Barclays U.S. Aggregate Bond Index (the Western Asset Management U.S. Government Bond Portfolio and the Met/Franklin Templeton Low Duration Portfolio) both held up better than the Index in a rising interest rate environment. Although negative for the period, the Met/Templeton International Bond Portfolio did much better than its foreign bond benchmark due to avoiding exposure to fixed income securities tied to the Japanese yen. The biggest absolute detractor to the Portfolio’s performance was the PIMCO Inflation Protected Bond Portfolio, which fell sharply during the second quarter in line with the decline in Treasury Inflation Protected Securities (TIPS). A sizable exposure to TIPS also hurt the relative performance of the PIMCO Total Return Portfolio during the second quarter, erasing the excess returned it earned earlier in the year.

Despite negative returns in the final month of the period, all of the underlying domestic equity portfolios produced strongly positive returns during the six-month period ending June 30, 2013. Among the biggest contributors to both absolute and relative returns were several large cap domestic value portfolios, which were helped by the general strength of value style stocks relative to growth style stocks. Equally important was that these portfolios did not hold market giant Apple, Inc., which declined 24.6% for the period. One of these strong performing value portfolios was the Invesco Comstock Portfolio, which had very good security selection in the Information Technology sector where it owned Hewlett-Packard Corporation and Microsoft Corporation. The MFS® Value Portfolio’s underweight in the Information Technology sector and good security selection in the Financial Services and Industrials sectors were the major factors helping its relative performance. In the Financial Services sector, it owned Prudential Financial, Inc. and State Street Corporation; while in the Industrials sector it owned aerospace manufacturer Lockheed Martin and industrial technology company Honeywell International, Inc. The Davis Venture Value Portfolio benefitted mostly from good security selection in the Consumer Discretionary sector, where it held NetFlix, Inc., and the Information Technology sector, where it owned Google, Inc. The T. Rowe Price Large Cap Value Portfolio’s relative return was due to positive security selection in the Information Technology sector. While most underlying portfolios with a growth style orientation struggled during the period, the

MIST-1

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

ClearBridge Aggressive Growth Portfolio belied its growth oriented investment style with strong security selection. In the Health Care sector, it owned biotech company Biogen Idec, Inc., and in the Information Technology sector, it avoided Apple, Inc. and owned Irish data storage device company Seagate Technology, PLC.

Since growth style stocks lagged value stocks during the six month period, it was not surprising that several underlying equity portfolios with a growth style were among the largest detractors to the Portfolio’s relative performance. The Jennison Growth Portfolio was hurt by owning American Tower Corporation, a communication infrastructure real estate investment trust. It was also hurt by not owning Microsoft Corporation. The BlackRock Capital Appreciation Portfolio (formerly called the BlackRock Legacy Large Cap Growth Portfolio) was hurt mostly by weak overall security selection. For example, they owned drug company Allergan, Inc. in the Health Care sector, which fell sharply in early May. The T. Rowe Price Large Cap Growth Portfolio was hurt by its growth style and by its selection in the Financial Services and Information Technology sectors. It owned American Tower Corp. and held a large overweight position in Apple, Inc. The Third Avenue Small Value Portfolio also hurt relative performance due mostly to its 7% cash position and its sector weightings, including a large overweight to the weak Materials sector.

The investment return on foreign equities for U.S. dollar-based investors was constrained by the strong dollar relative to most foreign currencies, especially the Japanese yen. In addition, exposure to the stocks of developing countries had an overall negative impact on the Portfolio’s performance relative to both developed foreign and domestic stocks. For the Portfolio, this exposure came primarily from the MFS Emerging Markets Equity Portfolio and the Baillie Gifford International Stock Portfolio, the latter of which held nearly 23% of its assets in companies from emerging market countries. Consistent with the overall decline in the real estate investment trust market during the period, the Clarion Global Real Estate Portfolio detracted from relative performance. On the positive side, the Harris Oakmark International Portfolio had strong relative performance throughout the period due to consistently strong security selection across all sectors and regions. From Japan, they owned brokerage company Daiwa Securities Co., Ltd. and health care equipment producer Olympus Corporation, and from the United Kingdom, they held Lloyds Banking Group PLC.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Moderate Strategy Portfolio
Class A	4.60	11.78	5.82	5.77
Class B	4.54	11.56	5.56	5.23
Dow Jones Moderate Index	4.17	10.56	5.47	6.28

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	15.2
BlackRock Bond Income Portfolio (Class A)	7.2
Western Asset Management U.S. Government Portfolio (Class A)	6.9
MFS® Value Portfolio (Class A)	5.2
JPMorgan Core Bond Portfolio (Class A)	5.2
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
BlackRock Large Cap Value Portfolio (Class A)	4.1
PIMCO Inflation Protected Bond Portfolio (Class A)	3.7
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A)	3.6
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio)	3.1

MIST-3

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.64%	$1,000.00	$1,046.00	$3.25
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B(a)	Actual	0.89%	$1,000.00	$1,045.40	$4.51
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	10,401,829	$93,928,518
BlackRock Bond Income Portfolio (Class A) (a)	3,227,667	342,616,869
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap Growth Portfolio) (Class A) (a)	4,808,835	147,006,084
BlackRock High Yield Portfolio (Class A) (b)	9,436,077	77,658,913
BlackRock Large Cap Value Portfolio (Class A) (a)	18,778,502	196,235,351
Clarion Global Real Estate Portfolio (Class A) (b)	8,555,759	92,658,870
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) (Class A) (b)	9,708,668	109,902,123
Davis Venture Value Portfolio (Class A) (a)	2,659,137	98,680,588
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,200,889	49,357,707
Harris Oakmark International Portfolio (Class A) (b)	9,032,631	144,612,424
Invesco Comstock Portfolio (formerly Van Kampen Comstock Portfolio) (Class A) (b)	13,438,973	169,331,057
Invesco Small Cap Growth Portfolio (Class A) (b)	5,899,358	99,286,191
Jennison Growth Portfolio (Class A) (a)	9,463,250	119,236,954
JPMorgan Core Bond Portfolio (Class A) (b)	24,142,968	245,533,983
JPMorgan Small Cap Value Portfolio (formerly Dreman Small Cap Value Portfolio) (Class A) (b)	2,831,408	47,964,060
Lord Abbett Bond Debenture Portfolio (Class A) (b)	2,667,294	33,981,330
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	213,969	49,446,031
Met/Dimensional International Small Company Portfolio (Class A) (a)	3,502,285	47,946,282
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	9,263,322	96,338,554
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	14,314,201	142,283,159
Met/Templeton International Bond Portfolio (Class A) (b)	8,250,613	93,891,979
MFS® Emerging Markets Equity Portfolio (Class A) (b)	6,644,562	64,850,925
MFS® Research International Portfolio (Class A) (b)	11,657,029	121,233,100
MFS® Value Portfolio (Class A) (a)	16,167,584	246,070,624
Neuberger Berman Genesis Portfolio (Class A) (a)	5,021,212	74,665,428
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	17,324,386	174,283,326
PIMCO Total Return Portfolio (Class A) (b)	61,456,417	721,498,335
Pioneer Fund Portfolio (Class A) (b)	9,219	147,597
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,547,669	108,678,829
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,759,675	216,727,728
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	4,804,999	49,587,585

Affiliated Investment Companies—(Continued)
Third Avenue Small Cap Value Portfolio (Class A) (b)	4,171,305	$74,082,380
Van Eck Global Natural Resources Portfolio (Class A) (a)	3,656,011	44,603,331
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,563,005	33,703,514
Western Asset Management U.S. Government Portfolio (Class A) (a)	27,389,634	327,580,028

Total Mutual Funds (Cost $4,323,793,278)		4,755,609,757

Total Investments—100.0% (Cost $4,323,793,278) (c)		4,755,609,757
Other assets and liabilities (net)—0.0%		(1,292,378)

Net Assets—100.0%		$4,754,317,379

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of June 30, 2013, the aggregate cost of investments was $4,323,793,278. The aggregate unrealized appreciation and depreciation of investments were $474,423,701 and $(42,607,222), respectively, resulting in net unrealized appreciation of $431,816,479.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,755,609,757	$—	$—	$4,755,609,757
Total Investments	$4,755,609,757	$—	$—	$4,755,609,757

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Affiliated investments at value (a)	$4,755,609,757
Receivable for:
Investments sold	2,588,862
Fund shares sold	257,887

Total Assets	4,758,456,506
Liabilities
Payables for:
Fund shares redeemed	2,846,749
Accrued expenses:
Management fees	228,872
Distribution and service fees	989,972
Deferred trustees’ fees	41,001
Other expenses	32,533

Total Liabilities	4,139,127

Net Assets	$4,754,317,379

Net assets consist of:
Paid in surplus	$4,107,449,668
Undistributed net investment income	108,802,744
Accumulated net realized gain	106,248,488
Unrealized appreciation on affiliated investments	431,816,479

Net Assets	$4,754,317,379

Net Assets
Class A	$1,346,362
Class B	4,752,971,017
Capital Shares Outstanding*
Class A	115,070
Class B	407,627,288
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.70
Class B	11.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,323,793,278.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$116,521,494

Total investment income	116,521,494
Expenses
Management fees	1,393,342
Administration fees	10,902
Custodian and accounting fees	12,290
Distribution and service fees—Class B	6,035,239
Audit and tax services	14,660
Legal	9,656
Trustees’ fees and expenses	13,466
Miscellaneous	2,700

Total expenses	7,492,255

Net Investment Income	109,029,239

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	117,810,478
Capital gain distributions from Affiliated Underlying Portfolios	70,924,347

Net realized gain	188,734,825

Net change in unrealized depreciation on affiliated investments	(82,922,262)

Net realized and unrealized gain	105,812,563

Net Increase in Net Assets From Operations	$214,841,802

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$109,029,239	$97,661,894
Net realized gain	188,734,825	150,645,859
Net change in unrealized appreciation (depreciation)	(82,922,262)	299,222,889

Increase in net assets from operations	214,841,802	547,530,642

From Distributions to Shareholders
Net investment income
Class A	(35,529)	(34,017)
Class B	(116,026,649)	(125,446,751)
Net realized capital gains
Class A	(2,474)	0
Class B	(8,894,029)	0

Total distributions	(124,958,681)	(125,480,768)

Decrease in net assets from capital share transactions	(95,309,382)	(175,808,091)

Total Increase (Decrease) in Net Assets	(5,426,261)	246,241,783

Net Assets
Beginning of period	4,759,743,640	4,513,501,857

End of period	$4,754,317,379	$4,759,743,640

Undistributed Net Investment Income
End of period	$108,802,744	$115,835,683

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	48,210	$569,103	7,938	$86,549
Reinvestments	3,259	38,003	3,129	34,017
Redemptions	(49,597)	(585,607)	(5,304)	(58,555)

Net increase	1,872	$21,499	5,763	$62,011

Class B
Sales	7,764,927	$91,987,184	21,961,274	$241,035,954
Reinvestments	10,750,489	124,920,678	11,572,579	125,446,751
Redemptions	(26,341,989)	(312,238,743)	(49,376,296)	(542,352,807)

Net decrease	(7,826,573)	$(95,330,881)	(15,842,443)	$(175,870,102)

Decrease derived from capital shares transactions		$(95,309,382)		$(175,808,091)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.51		$10.51	$10.70	$9.76	$8.29	$11.73

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.25	0.22	0.25	0.33	0.27
Net realized and unrealized gain (loss) on investments	0.25		1.07	(0.19)	0.97	1.70	(3.22)

Total from investment operations	0.53		1.32	0.03	1.22	2.03	(2.95)

Less Distributions
Distributions from net investment income	(0.32)		(0.32)	(0.22)	(0.28)	(0.33)	(0.21)
Distributions from net realized capital gains	(0.02)		0.00	0.00	0.00	(0.23)	(0.28)

Total distributions	(0.34)		(0.32)	(0.22)	(0.28)	(0.56)	(0.49)

Net Asset Value, End of Period	$11.70		$11.51	$10.51	$10.70	$9.76	$8.29

Total Return (%) (b)	4.60	(c)	12.70	0.17	12.66	26.35	(26.19)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.07	0.07
Ratio of net investment income to average net assets (%) (f)	2.34	(e)(g)	2.23	2.09	2.50	3.82	2.74
Portfolio turnover rate (%)	11	(c)	11	25	16	28	22
Net assets, end of period (in millions)	$1.3		$1.3	$1.1	$1.1	$1.1	$0.9

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.45		$10.46	$10.66	$9.73	$8.26	$11.70

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.23	0.20	0.21	0.28	0.25
Net realized and unrealized gain (loss) on investments	0.25		1.05	(0.20)	0.98	1.73	(3.23)

Total from investment operations	0.52		1.28	0.00	1.19	2.01	(2.98)

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.20)	(0.26)	(0.31)	(0.18)
Distributions from net realized capital gains	(0.02)		0.00	0.00	0.00	(0.23)	(0.28)

Total distributions	(0.31)		(0.29)	(0.20)	(0.26)	(0.54)	(0.46)

Net Asset Value, End of Period	$11.66		$11.45	$10.46	$10.66	$9.73	$8.26

Total Return (%) (b)	4.54	(c)	12.39	(0.12)	12.40	26.09	(26.42)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	2.08	(e)(g)	2.06	1.84	2.07	3.26	2.45
Portfolio turnover rate (%)	11	(c)	11	25	16	28	22
Net assets, end of period (in millions)	$4,753.0		$4,758.4	$4,512.4	$4,205.8	$3,054.2	$1,915.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments of the applicable Underlying Portfolios.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$556,482,523	$0	$596,807,099

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$1,393,342	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate

MIST-11

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Baillie Gifford International Stock	10,391,643	180,066	(169,880)	10,401,829
BlackRock Bond Income	3,698,151	213,075	(683,559)	3,227,667
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	4,987,067	43,736	(221,968)	4,808,835
BlackRock High Yield	10,723,728	919,044	(2,206,695)	9,436,077
BlackRock Large Cap Value	19,525,209	1,408,420	(2,155,127)	18,778,502
Clarion Global Real Estate	8,381,951	600,380	(426,572)	8,555,759
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	10,155,086	96,908	(543,326)	9,708,668
Davis Venture Value	2,882,950	90,877	(314,690)	2,659,137
Goldman Sachs Mid Cap Value	3,426,843	166,158	(392,112)	3,200,889
Harris Oakmark International	9,605,787	272,453	(845,609)	9,032,631
Invesco Comstock (formerly Van Kampen Comstock)	13,201,458	1,007,165	(769,650)	13,438,973
Invesco Small Cap Growth	6,162,494	417,957	(681,093)	5,899,358
Jennison Growth	8,058,366	1,491,817	(86,933)	9,463,250
JPMorgan Core Bond	—	24,143,113	(145)	24,142,968
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	—	2,831,849	(441)	2,831,408
Lord Abbett Bond Debenture	3,559,806	186,526	(1,079,038)	2,667,294
Met/Artisan Mid Cap Value	242,583	2,318	(30,932)	213,969
Met/Dimensional International Small Company	3,478,541	178,241	(154,497)	3,502,285
Met/Eaton Vance Floating Rate	8,875,870	425,660	(38,208)	9,263,322
Met/Franklin Low Duration Total Return	14,035,244	293,539	(14,582)	14,314,201
Met/Templeton International Bond	8,066,002	217,546	(32,935)	8,250,613
MFS® Emerging Markets Equity	4,375,423	2,301,516	(32,377)	6,644,562
MFS® Research International	13,970,041	352,114	(2,665,126)	11,657,029
MFS® Value	17,282,096	901,673	(2,016,185)	16,167,584
Neuberger Berman Genesis	7,237,125	46,481	(2,262,394)	5,021,212
PIMCO Inflation Protected Bond	15,853,265	1,487,414	(16,293)	17,324,386
PIMCO Total Return	66,316,493	3,956,475	(8,816,551)	61,456,417
Pioneer Fund	6,561,603	1,758	(6,554,142)	9,219
T. Rowe Price Large Cap Growth	5,354,723	281,851	(88,905)	5,547,669
T. Rowe Price Large Cap Value	7,845,628	342,149	(428,102)	7,759,675
T. Rowe Price Mid Cap Growth	5,048,748	295,883	(539,632)	4,804,999
Third Avenue Small Cap Value	6,027,119	57,598	(1,913,412)	4,171,305
Van Eck Global Natural Resources	3,643,040	45,986	(33,015)	3,656,011
Western Asset Management Strategic Bond Opportunities	3,403,253	126,658	(966,906)	2,563,005
Western Asset Management U.S. Government	26,720,505	696,295	(27,166)	27,389,634

MIST-12

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Baillie Gifford International Stock	$377,024	$—	$1,615,362	$93,928,518
BlackRock Bond Income	8,291,039	8,278,014	13,581,023	342,616,869
BlackRock Capital Appreciation (formerly BlackRock Legacy Large Cap Growth)	334,944	—	1,288,668	147,006,084
BlackRock High Yield	2,012,798	2,168,714	5,523,582	77,658,913
BlackRock Large Cap Value	6,153,560	11,156,362	2,885,583	196,235,351
Clarion Global Real Estate	(23,716)	—	6,782,132	92,658,870
ClearBridge Aggressive Growth (formerly Legg Mason ClearBridge Aggressive Growth)	761,083	—	455,721	109,902,123
Davis Venture Value	3,499,860	1,726,745	1,445,774	98,680,588
Goldman Sachs Mid Cap Value	2,907,301	1,848,216	574,359	49,357,707
Harris Oakmark International	6,139,010	—	4,206,621	144,612,424
Invesco Comstock (formerly Van Kampen Comstock)	3,493,144	—	2,205,968	169,331,057
Invesco Small Cap Growth	5,316,974	6,096,582	448,616	99,286,191
Jennison Growth	31,175	1,257,643	512,373	119,236,954
JPMorgan Core Bond	2	1,049,428	1,311,785	245,533,983
JPMorgan Small Cap Value (formerly Dreman Small Cap Value)	389	—	337,270	47,964,060
Lord Abbett Bond Debenture	1,466,592	—	2,413,594	33,981,330
Met/Artisan Mid Cap Value	3,290,344	—	507,271	49,446,031
Met/Dimensional International Small Company	676,336	1,412,796	1,018,292	47,946,282
Met/Eaton Vance Floating Rate	19,628	443,671	3,922,050	96,338,554
Met/Franklin Low Duration Total Return	2,280	—	2,571,869	142,283,159
Met/Templeton International Bond	67,767	426,672	2,125,309	93,891,979
MFS® Emerging Markets Equity	174,239	—	913,026	64,850,925
MFS® Research International	4,652,721	—	3,651,243	121,233,100
MFS® Value	12,646,688	8,256,694	4,862,638	246,070,624
Neuberger Berman Genesis	9,000,829	—	647,959	74,665,428
PIMCO Inflation Protected Bond	10,813	10,090,308	4,240,161	174,283,326
PIMCO Total Return	14,203,144	14,060,076	32,028,969	721,498,335
Pioneer Fund	8,402,569	—	26,960	147,597
T. Rowe Price Large Cap Growth	238,980	—	332,352	108,678,829
T. Rowe Price Large Cap Value	5,387,191	—	3,729,187	216,727,728
T. Rowe Price Mid Cap Growth	2,603,768	2,652,426	214,675	49,587,585
Third Avenue Small Cap Value	13,912,440	—	964,760	74,082,380
Van Eck Global Natural Resources	118,505	—	422,655	44,603,331
Western Asset Management Strategic Bond Opportunities	1,635,006	—	1,731,328	33,703,514
Western Asset Management U.S. Government	6,051	—	7,022,359	327,580,028

	$117,810,478	$70,924,347	$116,521,494	$4,755,609,757

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$125,480,768	$82,509,082	$—	$—	$125,480,768	$82,509,082

MIST-13

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$115,871,310	$8,559,521	$432,589,388	$—	$557,020,219

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 3.55%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

During the first six months of 2013, equity indexes rallied as investors reacted to positive macroeconomic numbers and central bank intervention. Better than expected macroeconomic data included U.S. jobless claims, payrolls, retail sales, durable goods orders, and home sales. The markets were supported by central bank intervention, including rate cuts by the European Central Bank (“ECB”), Reserve Bank of Australia, Bank of Korea, Bank of Israel, and ECB President Draghi’s comments that monetary policy would remain accommodative for as long as needed. However, the six-month period ended on a negative note on news that the Federal Reserve may start reducing the pace of bond purchases and end quantitative easing sooner than the market expected. Other concerns included increasing tensions between North and South Korea, slower growth in China, political uncertainty in Europe, weakness in commodity prices, and unrest in Turkey and the Middle East. U.S. bonds fell during the six-month period, as signs of an improving U.S. economy and the Federal Reserve news dampened the appeal of fixed income securities.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Multi-Index Targeted Risk Portfolio (“MITR”) was composed of two segments. Approximately 75% of the Portfolio’s assets (the “Base Sleeve”) were invested in a variety of underlying index portfolios of the Metropolitan Series Fund (“MSF”) to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 35% to equities. The “Base Sleeve” was managed by the Investment Committee of MetLife Advisers, LLC. The remaining 25% of the Portfolio’s assets (the “Overlay Sleeve”) were invested in cash and money market instruments that served as the collateral for derivative instruments used for two purposes. First, equity index futures and derivatives are used to keep the Portfolio’s overall volatility level within the desired range by changing the Portfolio’s equity exposure in response to equity market volatility. Through the use of these equity derivatives, the Portfolio’s total equity exposure can range from a minimum of 10% to a maximum of 70%. Second, interest rate swaps and other derivatives are used to manage the Portfolio’s duration. The “Overlay Sleeve” was managed by MetLife Investment Management, LLC.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

Approximately 75% of the assets were invested in the Base Sleeve to add a 40% Fixed Income and a 35% Equity allocation to the Portfolio. Expressed in terms solely of the Base Sleeve, the allocation was approximately 53% Fixed Income and 47% Equity. The Fixed Income assets of the Base Sleeve were invested in the MSF Barclays Aggregate Bond Index Portfolio, a portfolio that seeks to replicate the performance of the Barclays Capital Aggregate Bond Index. The Equity assets were invested among portfolios that seek to replicate the returns of indices for the S&P 500 Index, the S&P 400 Mid Cap Index, the Russell 2000 Index, and the MSCI EAFE Index.

During the first six months of 2013 the fixed income allocation generated negative performance, while the equity allocation produced positive returns. All of the five underlying portfolios tracked closely to their respective index as per design. The Base Sleeve maintained a constant allocation to the passive index funds, and as such, sector selection, security selection or segment weighting did not significantly contribute to or detract from the overall Portfolio performance relative to the benchmark.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

A quantitative approach is used in the Overlay Sleeve to manage the Portfolio’s overall volatility level based on market signals driven by realized equity price volatility. During the period, realized equity volatility was close to the long-term average equity volatility and indicated a neutral level of equity exposure close to 60%, the same as the benchmark equity allocation. This slight underweighting of equities led to underperformance relative to the benchmark index as equities continued their strong performance through most of the period. As equities turned negative at the end of the period, however, the underweight exposure resulted in positive relative returns for the Portfolio. The overall equity exposure ranged between 50% and 69% during the period.

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

Interest rate derivatives are used to manage the sources of risk in the Portfolio and to provide additional diversification. In a period of rising interest rates, these interest rate derivatives detracted from both absolute and relative performance.

Base Sleeve

Investment Committee

MetLife Advisers, LLC

Overlay Sleeve

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

CUMULATIVE RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	3.55	5.21
Dow Jones Moderate Index	4.17	6.30

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/5/2012. Index returns are based on an inception date of 11/5/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Barclays Aggregate Bond Index Portfolio (formerly Barclays Capital Aggregate Bond Index Portfolio) (Class A)	39.4
MetLife Stock Index Portfolio (Class A)	17.8
MSCI EAFE Index Portfolio (Class A)	9.9
MetLife Mid Cap Stock Index Portfolio (Class A)	5.2
Russell 2000 Index Portfolio (Class A)	3.2

Top Sectors

% of Market Value of Total Investments
Mutual Funds	75.5
Cash & Cash Equivalents	24.5

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)(b)	Actual	0.82%	$1,000.00	$1,035.50	$4.14
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—75.5% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.5%
Barclays Aggregate Bond Index Portfolio (formerly Barclays Capital Aggregate Bond Index Portfolio) (Class A) (a)	5,278,955	$57,487,816
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	478,212	7,579,663
MetLife Stock Index Portfolio (Class A) (a)	707,337	25,930,971
MSCI EAFE Index Portfolio (Class A) (a)	1,232,916	14,425,117
Russell 2000 Index Portfolio (Class A) (a)	278,965	4,619,656

Total Mutual Funds (Cost $111,914,585)		110,043,223

Short-Term Investments—24.4%

Discount Notes — 17.6%
Fannie Mae Discount Notes
0.041%, 07/02/13 (b)	400,000	400,000
0.051%, 07/02/13 (b)	400,000	399,999
0.081%, 07/02/13 (b)	200,000	200,000
0.081%, 09/09/13 (b)	700,000	699,891
0.091%, 09/09/13 (b)	500,000	499,912
0.091%, 10/16/13 (b)	1,600,000	1,599,572
0.101%, 07/02/13 (b)	400,000	399,999
0.122%, 07/02/13 (b)	400,000	399,999
0.122%, 09/09/13 (b)	1,700,000	1,699,603
0.127%, 07/02/13 (b)	600,000	599,998
0.142%, 09/09/13 (b)	1,600,000	1,599,564
0.152%, 09/09/13 (b)	2,000,000	1,999,417
Federal Home Loan Bank Discount Notes
0.061%, 09/04/13 (b)	300,000	299,967
0.066%, 09/04/13 (b)	500,000	499,941
0.071%, 09/04/13 (b)	300,000	299,962
0.076%, 09/04/13 (b)	300,000	299,959
0.081%, 07/02/13 (b)	200,000	200,000
0.081%, 09/04/13 (b)	400,000	399,942
0.101%, 09/04/13 (b)	200,000	199,964
0.112%, 07/02/13 (b)	319,000	318,999
0.112%, 09/04/13 (b)	900,000	899,821
0.122%, 11/22/13 (b)	2,300,000	2,298,896
0.132%, 09/04/13 (b)	500,000	499,883
Federal Home Loan Mortgage Corp. Discount Notes
0.086%, 10/28/13 (b)	100,000	99,972
0.091%, 10/28/13 (b)	1,100,000	1,099,673
0.092%, 10/28/13 (b)	400,000	399,880
0.095%, 10/28/13 (b)	400,000	399,876
0.096%, 10/28/13 (b)	500,000	499,843
0.096%, 10/28/13 (b)	600,000	599,812
0.101%, 10/28/13 (b)	5,200,000	5,198,281
0.117%, 10/28/13 (b)	700,000	699,734

		25,712,359

U.S. Treasury — 6.5%
U.S. Treasury Bills
0.028%, 07/11/13 (b) (c)	100,000	99,999

U.S. Treasury—(Continued)
U.S. Treasury Bills
0.029%, 07/11/13 (b) (c)	400,000	$399,997
0.030%, 07/11/13 (b) (c)	300,000	299,997
0.040%, 07/11/13 (b) (c)	300,000	299,997
0.046%, 07/11/13 (b) (c)	100,000	99,999
0.056%, 11/14/13 (b)	500,000	499,896
0.063%, 11/14/13 (b)	200,000	199,953
0.063%, 11/14/13 (b)	100,000	99,976
0.064%, 07/11/13 (b) (c)	300,000	299,995
0.065%, 11/14/13 (b)	600,000	599,855
0.065%, 07/11/13 (b) (c)	200,000	199,996
0.066%, 07/11/13 (b) (c)	300,000	299,995
0.069%, 11/14/13 (b)	200,000	199,949
0.074%, 11/14/13 (b)	500,000	499,863
0.080%, 07/11/13 (b) (c)	300,000	299,993
0.081%, 07/11/13 (b) (c)	400,000	399,991
0.085%, 07/11/13 (b) (c)	200,000	199,995
0.090%, 07/11/13 (b) (c)	500,000	499,988
0.091%, 07/11/13 (b) (c)	300,000	299,993
0.091%, 07/11/13 (b) (c)	100,000	99,997
0.094%, 07/11/13 (b) (c)	200,000	199,995
0.095%, 07/11/13 (b) (c)	200,000	199,995
0.095%, 07/11/13 (b) (c)	1,000,000	999,974
0.095%, 07/11/13 (b) (c)	500,000	499,987
0.096%, 07/11/13 (b) (c)	200,000	199,995
0.107%, 07/11/13 (b) (c)	300,000	299,991
0.115%, 07/11/13 (b) (c)	1,200,000	1,199,962

		9,499,323

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $411,000 on 07/01/13, collateralized by $430,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $421,938.	411,000	411,000

Total Short-Term Investments (Cost $35,622,682)		35,622,682

Total Investments— 99.9% (Cost $147,537,267) (d)		145,665,905
Other assets and liabilities (net)—0.1%		126,571

Net Assets—100.0%		$145,792,476

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $1,340,000.
(d)	As of June 30, 2013, the aggregate cost of investments was $147,537,267. The aggregate unrealized appreciation and depreciation of investments were $1,064,747 and $(2,936,109), respectively, resulting in net unrealized depreciation of $(1,871,362).

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE E-Mini Index Futures	09/20/13	69	USD	5,897,104	$(240,139)
Russell 2000 Mini Index Futures	09/20/13	20	USD	1,952,435	(3,035)
S&P 500 E-Mini Index Futures	09/20/13	130	USD	10,519,781	(124,331)
S&P Midcap 400 E-Mini Index Futures	09/20/13	26	USD	3,036,966	(26,426)
U.S. Treasury Note 10 Year Futures	09/19/13	359	USD	46,857,048	(1,421,111)

Net Unrealized Depreciation					$(1,815,042)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$110,043,223	$—	$—	$110,043,223
Short-Term Investments
Discount Notes	—	25,712,359	—	25,712,359
U.S. Treasury	—	9,499,323	—	9,499,323
Repurchase Agreement	—	411,000	—	411,000
Total Short-Term Investments	—	35,622,682	—	35,622,682
Total Investments	$110,043,223	$35,622,682	$—	$145,665,905

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,815,042)	$—	$—	$(1,815,042)

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$35,622,682
Affiliated investments at value (b)	110,043,223
Cash	297
Cash collateral for futures contracts	27,034
Receivable for:
Fund shares sold	1,525,830
From investment adviser	3,478
Other assets	803

Total Assets	147,223,347
Liabilities
Payables for:
Investments purchased	1,143,529
Fund shares redeemed	1,125
Net variation margin on futures contracts	96,989
Accrued expenses:
Management fees	19,116
Distribution and service fees	27,025
Deferred trustees’ fees	7,350
Other expenses	135,737

Total Liabilities	1,430,871

Net Assets	$145,792,476

Net assets consist of:
Paid in surplus	$145,724,188
Undistributed net investment income	1,791,557
Accumulated net realized gain	1,963,135
Unrealized depreciation on affiliated investments and futures contracts	(3,686,404)

Net Assets	$145,792,476

Net Assets
Class B	$145,792,476
Capital Shares Outstanding*
Class B	13,872,197
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $35,622,682.
(b)	Identified cost of affiliated investments was $111,914,585.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$2,030,623
Interest	10,350

Total investment income	2,040,973
Expenses
Management fees	73,339
Administration fees	8,663
Custodian and accounting fees	15,884
Distribution and service fees—Class B	103,101
Audit and tax services	18,333
Legal	32,192
Trustees’ fees and expenses	14,826
Shareholder reporting	3,959
Miscellaneous	2,995

Total expenses	273,292
Less expenses reimbursed by the Adviser	(25,850)

Net expenses	247,442

Net Investment Income	1,793,531

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	6
Affiliated investments	3,738
Futures contracts	1,628,192
Capital gain distributions from Affiliated Underlying Portfolios	397,565

Net realized gain	2,029,501

Net change in unrealized depreciation on:
Affiliated investments	(2,020,789)
Futures contracts	(1,867,398)

Net change in unrealized depreciation	(3,888,187)

Net realized and unrealized loss	(1,858,686)

Net Decrease in Net Assets From Operations	$(65,155)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,793,531	$(9,630)
Net realized gain	2,029,501	35,739
Net change in unrealized appreciation (depreciation)	(3,888,187)	201,783

Increase (decrease) in net assets from operations	(65,155)	227,892

From Distributions to Shareholders
Net realized capital gains
Class B	(98,639)	0

Total distributions	(98,639)	0

Increase in net assets from capital share transactions	122,087,973	23,640,405

Total Increase in Net Assets	121,924,179	23,868,297
Net Assets
Beginning of period	23,868,297	0

End of period	$145,792,476	$23,868,297

Accumulated Undistributed Net Investment Income (Loss)
End of period	$1,791,557	$(1,974)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	12,062,099	$127,934,633	2,349,640	$23,642,306
Reinvestments	9,306	98,639	0	0
Redemptions	(548,660)	(5,945,299)	(188)	(1,901)

Net increase	11,522,745	$122,087,973	2,349,452	$23,640,405

Increase derived from capital shares transactions		$122,087,973		$23,640,405

(a)	Commencement of operations was November 5, 2012.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012 (a)
Net Asset Value, Beginning of Period	$10.16		$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.23		(0.01)
Net realized and unrealized gain on investments	0.13	(c)	0.17

Total from investment operations	0.36		0.16

Less Distributions
Distributions from net realized capital gains	(0.01)		0.00

Total distributions	(0.01)		0.00

Net Asset Value, End of Period	$10.51		$10.16

Total Return (%) (d)	3.55	(e)	1.60	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.66	(f)	9.45	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.60	(f)	0.60	(f)
Ratio of net investment income (loss) to average net assets (%)	1.87	(f)(j)	(0.57	)(f)
Portfolio turnover rate (%)	0	(e)(k)	0	(e)(i)
Net assets, end of period (in millions)	$145.8		$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(i)	There were no long term purchase or sale transactions during the period ended December 31, 2012.
(j)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.
(k)	Rounds to less than 1%.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”) (commenced operations on November 5, 2012), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to, distribution and service fees and ordinary loss netting to reduce short-term capital gains. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $411,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts*	$1,421,111
Equity	Unrealized depreciation on futures contracts*	393,931

Total		$1,815,042

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$(50,450)	$1,678,642	$1,628,192

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(1,405,680)	$(461,718)	$(1,867,398)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount (a)
Futures contracts long	$26,280,183

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$94,275,581	$0	$101,831

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by the Subadviser) for the six months ended June 30, 2013	% per annum	Average Daily Net Assets of the Overlay Portion
$20,684	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by the Adviser (Base Portion managed by MLA) for the six months ended June 30, 2013	% per annum	Average Daily Net Assets of the Base Portion
$52,655	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MLA a management fee through its investment in the Underlying Portfolios.

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement	Expenses Deferred in
	2012	2013
	Subject to repayment until December 31,
Class B	2017	2018
0.60%	$148,313	$25,850

Amounts waived for the six months ended June 30, 2013 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2013, there was $174,163 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2013, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Barclays Aggregate Bond Index (formerly Barclays Capital Aggregate Bond Index)	815,881	4,467,250	(4,176)	5,278,955
MetLife Mid Cap Stock Index	83,245	395,795	(828)	478,212
MetLife Stock Index	121,281	586,613	(557)	707,337
MSCI EAFE Index	208,393	1,025,484	(961)	1,232,916
Russell 2000 Index	50,161	229,450	(646)	278,965

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Barclays Aggregate Bond Index (formerly Barclays Capital Aggregate Bond Index)	$(1,337)	$—	$1,311,138	$57,487,816
MetLife Mid Cap Stock Index	1,223	142,138	57,997	7,579,663
MetLife Stock Index	1,625	255,427	314,787	25,930,971
MSCI EAFE Index	1,201	—	299,102	14,425,117
Russell 2000 Index	1,026	—	47,599	4,619,656

	$3,738	$397,565	$2,030,623	$110,043,223

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$—	$—	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforward and Deferrals	Total
$31,777	$52,851	$149,427	$—	$234,055

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-16

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the MFS® Emerging Markets Equity Portfolio returned -10.40% and -10.53%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets (EM) Index1, returned -9.57%.

MARKET ENVIRONMENT / CONDITIONS

Just prior to the reporting period, a last minute political agreement concerning the U.S. fiscal cliff averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the period. During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the U.S. Federal Reserve (“Fed”) caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. The tapering comments also contributed to downward pressure in emerging markets as dollar liquidity has tightened, impacting near-term rates and exacerbating concerns about an economic slowdown in the region. Emerging markets have now degraded to a point where they trade at close to a 25% discount based on 2014 forward price-to-earnings relative to developed markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Consumer Staples sector held back relative performance. Holding South African health and beauty company Clicks Group weighed on relative returns as the stock underperformed the benchmark. Stock selection in the Telecommunication Services sector also had a negative impact on relative returns. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative detractors during the period. Other factors that dampened relative results included the Portfolio’s positions in Indian steel manufacturer Steel Authority of India, South Korean automotive parts manufacturer Mando Corp., independent Energy company China Shenhua Energy, heavy truck manufacturer Sinotruk (Hong Kong), export trading company Li & Fung (Hong Kong), Brazilian steel company Usinas Siderurgicas de Minas Gerais, direct broadcast satellite subscription provider Dish TV (India) and Brazilian steel producer Gerdau. Not holding internet software service provider Tencent Holdings (China) also negatively impacted relative performance as the stock posted solid performance during the period.

Stock selection in the Industrials sector was a primary contributor to relative performance. However, there were no individual stocks within this sector that were among the Portfolio’s top contributors.

Favorable stock selection in the Financials sector was another positive factor for relative returns. The Portfolio’s holdings of Indonesian financial services firm Bank Negara Indonesia Persero boosted relative performance as the stock delivered positive performance during the period. Elsewhere, the Portfolio’s holdings of semiconductor assembly and testing company Siliconware Precision Industries (Taiwan), cordless phone and electronic learning products manufacturer VTech Holdings (Hong Kong), semiconductor manufacturers Taiwan Semiconductor and Seoul Semiconductor (South Korea), multinational media group Naspers (South Africa), ayurvedic and natural health care products maker Dabur India Limited (India), South Korean automaker Kia Motors and footwear manufacturer Stella International Holdings (Hong Kong) benefited relative performance as all eight stocks outperformed the benchmark. Additionally, ownership in shares of hospitality company Minor International (Thailand) aided relative results.

We continue to favor small and mid-cap names in emerging markets where we feel we can drive value for our shareholders given our local presence. Additionally, these are companies that should continue to benefit from the growing middle class and growing disposable income in this part of the world. Emerging markets have continued to experience downward pressure particularly as two of its larger markets have struggled. Both Brazil and China have been challenged for what seems like the better part of 3-4 years and there are probably more questions than answers for both countries at this point. We have been overweight Asian Autos, specifically the Chinese and Indian auto industry. In China, we own the actual auto makers while our Indian exposure is more weighted towards auto parts or supplies. This year we have seen a rebound in volumes in the local auto market in China as they’re growing about 15% after declining last year in the low single digits. Similarly, in India, we’ve seen a bit of a slowdown in the market and we’ve been building our positions through period-end.

In the Korean auto market our discomfort with auto parts company Mando providing loans to a related company caused us to consolidate our position in one of the larger auto companies. The stock has been weak and at what we feel to be interesting levels. This is probably the most diversified auto company in emerging markets with exposure to Russia, China, India, Brazil and even into Turkey. We no longer own any of the housing companies in Latin America. Changing regulation in Mexico with respect to a move towards building apartments versus individual homes has changed the dynamics of the industry and many of the construction companies are now having problems with their lenders. In Brazil the excess inventory has been absorbed by the market which has hurt the real estate brokers even though we feel this slowdown may be temporary.

We continue our underweight to Basic Materials, and have no exposure to chemicals, paper, containers and precious metals, In Metals & Mining we’ve been more weighted towards the mining sector, than to the metals sector. We are trying to differentiate between quality and believe miners are better business because the assets have a worth. The steel companies we own, also have exposure to iron ore

MIST-1

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

so they’re not just processing companies. Here we’re also tilting towards the quality steel makers and are concentrating our position in markets where we believe steel is short of supply. Brazil and India are domestic markets that fit this category and also have import tariff protection. Valuations are cheap versus long term returns. Valuation sensitivity has caused us to be underweight Consumer Staples over the past few quarters. We believe emerging market Consumer Staples have some of the most interesting companies on a global basis, however, we’ve had issues with the rich valuations of the sector. During the period we started a position in geographically diversified beer company SAB Miller that has a lower multiple than a pure emerging market play.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS (EM) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
MFS® Emerging Markets Equity Portfolio
Class A	-10.40	1.04	-2.24	2.37
Class B	-10.53	0.70	-2.49	2.11
MSCI Emerging Markets (EM) Index	-9.57	2.87	-0.43	4.02

1 The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

2 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.2
Samsung Electronics Co., Ltd.	3.8
Kia Motors Corp.	2.2
Naspers, Ltd. - N Shares	2.2
Siliconware Precision Industries Co.	1.9
China Construction Bank Corp. - Class H	1.7
Komercni Banka A/S	1.7
Hon Hai Precision Industry Co., Ltd.	1.7
Sberbank of Russia	1.6
Petroleo Brasileiro S.A.(ADR)	1.6

Top Countries

% of Market Value of Total Investments
Brazil	18.7
Hong Kong	10.4
South Korea	10.0
Taiwan	8.9
India	8.8
China	7.4
Russia	5.2
Mexico	4.8
South Africa	4.1
United States	2.6

MIST-3

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS® Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.99%	$1,000.00	$896.00	$4.65
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class B(a)	Actual	1.24%	$1,000.00	$894.70	$5.83
	Hypothetical*	1.24%	$1,000.00	$1,018.65	$6.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Argentina—0.3%
Arcos Dorados Holdings, Inc. - Class A (a)	412,980	$4,823,606

Australia—1.3%
Iluka Resources, Ltd. (a)	2,105,369	19,008,245

Brazil—18.3%
Abril Educacao S.A.	373,800	6,533,354
All America Latina Logistica S.A.	1,305,100	5,533,084
Alupar Investimento S.A. (b)	738,600	6,249,476
Anhanguera Educacional Participacoes S.A.	1,278,100	7,389,020
Banco Santander Brasil S.A.	1,207,600	7,333,220
BM&FBovespa S.A.	2,470,200	13,683,049
Brasil Brokers Participacoes S.A.	2,579,500	7,571,974
Brasil Insurance Participacoes e Administracao S.A.	1,216,700	11,941,529
Brazil Pharma S.A. (b)	1,284,700	5,907,196
CCR S.A.	635,060	5,037,561
CETIP S.A. - Mercados Organizados	672,440	6,883,066
Cia de Bebidas das Americas (ADR)	400,082	14,943,063
CIA Hering	457,300	6,414,722
EDP - Energias do Brasil S.A.	1,088,800	5,528,538
Embraer S.A. (ADR)	153,270	5,654,130
Estacio Participacoes S.A.	1,071,420	7,682,667
Fleury S.A.	829,800	6,768,261
Gerdau S.A. (ADR) (a)	1,763,800	10,071,298
Itau Unibanco Holding S.A. (ADR)	852,492	11,014,197
Kroton Educacional S.A.	708,152	9,806,573
Lojas Renner S.A.	136,200	3,903,462
LPS Brasil Consultoria de Imoveis S.A.	1,018,500	8,261,747
M Dias Branco S.A.	305,600	11,435,947
Multiplan Empreendimentos Imobiliarios S.A.	299,310	6,947,034
Multiplus S.A.	329,400	4,806,626
Odontoprev S.A.	1,067,600	4,401,784
Petroleo Brasileiro S.A. (ADR)	1,767,482	23,719,608
Raia Drogasil S.A.	442,000	4,288,570
Tim Participacoes S.A. (ADR)	412,128	7,665,581
Totvs S.A.	306,000	4,798,414
Tractebel Energia S.A.	329,400	5,118,111
Transmissora Alianca de Energia Eletrica S.A.	557,750	5,341,662
Vale S.A. (ADR) (a)	1,736,010	22,828,532

		275,463,056

Chile—0.3%
Aguas Andinas S.A. - Class A	5,576,688	3,972,450

China—7.4%
51job, Inc. (ADR) (a) (b)	59,050	3,986,466
Anhui Conch Cement Co., Ltd. - Class H (a)	4,542,000	12,152,586
Bank of China, Ltd. - Class H	38,670,000	15,785,699
China Construction Bank Corp. - Class H	36,148,060	25,391,229
China Pacific Insurance Group Co., Ltd. - Class H	5,562,600	17,612,192
China Shenhua Energy Co., Ltd. - Class H	4,937,500	12,407,893
Guangzhou Automobile Group Co., Ltd. - Class H (a)	14,106,000	13,272,107
Wumart Stores, Inc. - Class H (a)	5,623,000	10,247,591

		110,855,763

Cyprus—0.5%
Global Ports Investments plc (GDR)	526,770	$7,011,309

Czech Republic—1.7%
Komercni Banka A/S (a)	135,454	25,123,825

Hong Kong—10.4%
Ajisen China Holdings, Ltd. (a)	9,073,000	7,036,330
China Mobile, Ltd.	836,000	8,709,947
China Unicom Hong Kong, Ltd. (a)	16,332,000	21,542,051
Dairy Farm International Holdings, Ltd. (a)	885,000	10,646,122
First Pacific Co., Ltd.	8,184,800	8,724,274
Geely Automobile Holdings, Ltd. (a)	22,895,000	9,856,199
Hang Lung Properties, Ltd.	4,373,000	15,182,186
Li & Fung, Ltd. (a)	16,736,000	22,779,422
Shangri-La Asia, Ltd.	4,738,000	8,119,353
Sinotruk Hong Kong, Ltd.	14,066,000	6,845,635
Stella International Holdings, Ltd.	7,736,000	21,411,900
VTech Holdings, Ltd. (a)	1,018,100	15,378,400

		156,231,819

India—8.9%
CESC, Ltd.	1,412,875	8,053,730
Dabur India, Ltd.	8,390,887	22,087,603
Dish TV India, Ltd. (b)	10,959,239	11,192,496
Exide Industries, Ltd.	6,007,361	12,254,443
Housing Development Finance Corp.	1,577,769	22,907,398
ICICI Bank, Ltd.	1,158,177	20,784,249
Reliance Industries, Ltd.	1,592,624	23,056,517
Steel Authority of India, Ltd.	7,997,434	6,822,520
Thermax, Ltd.	569,160	5,698,322

		132,857,278

Indonesia—1.9%
Bank Negara Indonesia Persero Tbk PT	33,729,000	14,525,200
Mitra Adiperkasa Tbk PT (b)	6,103,000	4,292,645
XL Axiata Tbk PT	19,482,500	9,450,760

		28,268,605

Japan—1.5%
Chugoku Marine Paints, Ltd. (a)	708,000	3,509,003
GLORY, Ltd.	482,600	11,319,012
Inpex Corp.	2,010	8,402,953

		23,230,968

Luxembourg—1.9%
O’Key Group S.A. (GDR)	1,576,505	17,814,507
Tenaris S.A. (ADR) (a)	253,572	10,211,344

		28,025,851

Malaysia—2.3%
Astro Malaysia Holdings Bhd	18,189,400	17,442,831
CIMB Group Holdings Bhd	2,782,600	7,207,505
Top Glove Corp. Bhd	5,129,600	10,113,706

		34,764,042

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—4.8%
America Movil S.A.B. de C.V. - Series L (ADR)	709,536	$15,432,408
Arca Continental S.A.B. de C.V. (a)	760,315	5,827,882
Bolsa Mexicana de Valores S.A.B. de C.V. (a)	1,925,000	4,786,706
Compartamos S.A.B. de C.V. (a)	3,304,760	5,705,403
Concentradora Fibra Hotelera Mexicana S.A. de C.V. (a)	1,881,000	3,752,579
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	2,599,900	5,134,609
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	673,600	4,023,680
Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B (ADR) (a) (b)	301,080	4,278,347
Grupo Mexico S.A.B. de C.V. Series B (a)	1,539,346	4,455,003
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	1,678,337	5,504,889
Macquarie Mexico Real Estate Management S.A. de C.V. (b)	3,707,800	8,012,255
Promotora y Operadora de Infraestructura S.A.B. de C.V. (b)	626,400	5,752,315

		72,666,076

Panama—0.3%
Copa Holdings S.A. - Class A	38,113	4,997,377

Peru—0.4%
Credicorp, Ltd.	47,477	6,075,157

Russia—5.2%
Gazprom OAO (ADR)	776,252	5,099,976
Gazprom OAO (GDR)	1,360,094	8,956,023
M Video OJSC	1,378,082	6,890,410
Magnit OJSC	42,069	8,413,800
Mobile Telesystems OJSC (ADR)	812,270	15,384,394
NovaTek OAO (GDR)	72,559	8,670,800
Sberbank of Russia	8,607,581	24,733,454

		78,148,857

South Africa—4.1%
Clicks Group, Ltd. (a)	1,976,186	11,172,764
Mr. Price Group, Ltd.	537,964	7,316,053
MTN Group, Ltd.	559,141	10,371,571
Naspers, Ltd. - N Shares	440,797	32,407,936

		61,268,324

South Korea—10.0%
E-Mart Co., Ltd. (a)	72,683	12,756,621
Hana Financial Group, Inc.	527,900	15,270,143
Kia Motors Corp.	610,110	32,983,794
NHN Corp.	48,799	12,434,684
Samsung Electronics Co., Ltd.	48,049	56,394,169
Seoul Semiconductor Co., Ltd.	421,288	12,359,094
TK Corp. (b)	427,116	8,484,294

		150,682,799

Taiwan—8.9%
Asustek Computer, Inc.	1,307,000	$11,181,780
Formosa Plastics Corp.	2,448,000	5,902,526
Hon Hai Precision Industry Co., Ltd.	10,125,760	24,891,363
Siliconware Precision Industries Co.	22,930,000	28,712,675
Taiwan Semiconductor Manufacturing Co., Ltd.	17,591,842	63,664,837

		134,353,181

Thailand—1.8%
Bangkok Bank PCL (a)	3,119,000	20,340,337
Minor International PCL (a)	8,077,050	6,458,515

		26,798,852

Turkey—2.2%
BIM Birlesik Magazalar A/S	230,029	4,980,577
Turkcell Iletisim Hizmetleri A/S (b)	1,567,565	9,086,187
Turkiye Garanti Bankasi A/S (a)	4,280,658	18,634,417

		32,701,181

United Arab Emirates—0.5%
Lamprell plc (b)	3,610,694	7,693,881

United Kingdom—2.4%
SABMiller plc	279,000	13,425,124
Standard Chartered plc (a)	1,012,806	22,086,559

		35,511,683

United States—1.3%
Cognizant Technology Solutions Corp. - Class A (b)	305,670	19,137,999

Total Common Stocks (Cost $1,533,537,983)		1,479,672,184

Preferred Stock—0.5%

Brazil—0.5%
Usinas Siderurgicas de Minas Gerais S.A. (b) (Cost $11,115,952)	2,125,800	7,078,537

Rights—0.0%

Hong Kong—0.0%
First Pacific Co., Ltd., Strike Price $8.10, Expires 07/03/13 (b) (Cost $0)	1,013,850	27,451

Short-Term Investments—11.2%

Mutual Fund—9.9%
State Street Navigator Securities Lending MET Portfolio (c)	148,248,071	148,248,071

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $20,527,017 on 07/01/13, collateralized by $19,555,000 U.S. Government Agency obligations at 0.250% to 4.125% due 05/15/15 to 05/26/15 with a value of $20,939,117.	20,527,000	$20,527,000

Total Short-Term Investments (Cost $168,775,071)		168,775,071

Total Investments—110.3% (Cost $1,713,429,006) (d)		1,655,553,243
Other assets and liabilities (net)—(10.3)%		(154,442,267)

Net Assets—100.0%		$1,501,110,976

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $141,232,492 and the collateral received consisted of cash in the amount of $148,248,071. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $1,713,429,006. The aggregate unrealized appreciation and depreciation of investments were $113,986,912 and $(171,862,675), respectively, resulting in net unrealized depreciation of $(57,875,763).
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Commercial Banks	16.2
Semiconductors & Semiconductor Equipment	10.7
Oil, Gas & Consumable Fuels	6.0
Food & Staples Retailing	5.8
Metals & Mining	4.7
Wireless Telecommunication Services	4.4
Media	4.1
Automobiles	3.7
Textiles, Apparel & Luxury Goods	3.0
Real Estate Management & Development	2.5

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$4,823,606	$—	$—	$4,823,606
Australia	—	19,008,245	—	19,008,245
Brazil	275,463,056	—	—	275,463,056
Chile	3,972,450	—	—	3,972,450
China	3,986,466	106,869,297	—	110,855,763
Cyprus	7,011,309	—	—	7,011,309
Czech Republic	—	25,123,825	—	25,123,825
Hong Kong	—	156,231,819	—	156,231,819
India	—	132,857,278	—	132,857,278
Indonesia	—	28,268,605	—	28,268,605
Japan	—	23,230,968	—	23,230,968
Luxembourg	28,025,851	—	—	28,025,851
Malaysia	—	34,764,042	—	34,764,042
Mexico	72,666,076	—	—	72,666,076
Panama	4,997,377	—	—	4,997,377
Peru	6,075,157	—	—	6,075,157
Russia	44,459,380	33,689,477	—	78,148,857
South Africa	—	61,268,324	—	61,268,324
South Korea	—	150,682,799	—	150,682,799
Taiwan	—	134,353,181	—	134,353,181
Thailand	6,458,515	20,340,337	—	26,798,852
Turkey	—	32,701,181	—	32,701,181
United Arab Emirates	—	7,693,881	—	7,693,881
United Kingdom	—	35,511,683	—	35,511,683
United States	19,137,999	—	—	19,137,999
Total Common Stocks	477,077,242	1,002,594,942	—	1,479,672,184
Total Preferred Stock*	7,078,537	—	—	7,078,537
Total Rights*	—	27,451	—	27,451
Short-Term Investments
Mutual Fund	148,248,071	—	—	148,248,071
Repurchase Agreement	—	20,527,000	—	20,527,000
Total Short-Term Investments	148,248,071	20,527,000	—	168,775,071
Total Investments	$632,403,850	$1,023,149,393	$—	$1,655,553,243

Collateral for securities loaned (Liability)	$—	$(148,248,071)	$—	$(148,248,071)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $113,741,268 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,655,553,243
Cash	830
Cash denominated in foreign currencies (c)	2,506,776
Receivable for:
Fund shares sold	1,041,502
Dividends and interest	6,157,303

Total Assets	1,665,259,654
Liabilities
Payables for:
Investments purchased	13,126,976
Fund shares redeemed	233,140
Foreign taxes	724,186
Collateral for securities loaned	148,248,071
Accrued expenses:
Management fees	1,074,147
Distribution and service fees	123,209
Deferred trustees’ fees	41,001
Other expenses	577,948

Total Liabilities	164,148,678

Net Assets	$1,501,110,976

Net assets consist of:
Paid in surplus	$1,633,893,732
Undistributed net investment income	7,664,330
Accumulated net realized loss	(81,824,107)
Unrealized depreciation on investments and foreign currency transactions	(58,622,979)

Net Assets	$1,501,110,976

Net Assets
Class A	$909,083,328
Class B	592,027,648
Capital Shares Outstanding*
Class A	93,139,038
Class B	61,134,367
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.76
Class B	9.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,713,429,006.
(b)	Includes securities loaned at value of $141,232,492.
(c)	Identified cost of cash denominated in foreign currencies was $2,507,586.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$19,341,582
Interest	779
Securities lending income	495,418

Total investment income	19,837,779
Expenses
Management fees	6,039,749
Administration fees	17,108
Custodian and accounting fees	753,845
Distribution and service fees—Class B	786,752
Audit and tax services	25,013
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	31,590
Insurance	3,735
Miscellaneous	4,924

Total expenses	7,685,838
Less management fee waiver	(123,972)

Net expenses	7,561,866

Net Investment Income	12,275,913

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	12,639,457
Futures contracts	(1,530,933)
Foreign currency transactions	(992,583)

Net realized gain	10,115,941

Net change in unrealized depreciation on:
Investments (c)	(180,324,028)
Foreign currency transactions	(24,737)

Net change in unrealized depreciation	(180,348,765)

Net realized and unrealized loss	(170,232,824)

Net Decrease in Net Assets From Operations	$(157,956,911)

(a)	Net of foreign withholding taxes of $1,639,329.
(b)	Net of foreign capital gains tax of $1,064,709.
(c)	Includes foreign capital gains tax of $1,381,400.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,275,913	$15,626,649
Net realized gain	10,115,941	19,819,776
Net change in unrealized appreciation (depreciation)	(180,348,765)	161,796,561

Increase (decrease) in net assets from operations	(157,956,911)	197,242,986

From Distributions to Shareholders
Net investment income
Class A	(12,814,992)	(5,305,959)
Class B	(6,808,230)	(4,543,628)

Total distributions	(19,623,222)	(9,849,587)

Increase in net assets from capital share transactions	459,264,558	14,217,163

Total Increase in Net Assets	281,684,425	201,610,562

Net Assets
Beginning of period	1,219,426,551	1,017,815,989

End of period	$1,501,110,976	$1,219,426,551

Undistributed net investment income
End of period	$7,664,330	$15,011,639

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	40,821,142	$434,196,127	4,997,800	$50,964,051
Reinvestments	1,238,163	12,814,992	504,369	5,305,959
Redemptions	(1,273,195)	(13,704,551)	(3,755,949)	(39,577,246)

Net increase	40,786,110	$433,306,568	1,746,220	$16,692,764

Class B
Sales	5,752,593	$60,610,440	8,331,678	$83,982,582
Reinvestments	662,924	6,808,230	434,797	4,543,628
Redemptions	(3,881,656)	(41,460,680)	(8,861,268)	(91,001,811)

Net increase (decrease)	2,533,861	$25,957,990	(94,793)	$(2,475,601)

Increase derived from capital shares transactions		$459,264,558		$14,217,163

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.04		$9.36	$11.65	$9.50	$5.75	$14.39

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.15	0.16	0.12	0.10	0.23
Net realized and unrealized gain (loss) on investments	(1.25)		1.63	(2.28)	2.15	3.79	(7.42)

Total from investment operations	(1.14)		1.78	(2.12)	2.27	3.89	(7.19)

Less Distributions
Distributions from net investment income	(0.14)		(0.10)	(0.17)	(0.12)	(0.14)	(0.19)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.26)

Total distributions	(0.14)		(0.10)	(0.17)	(0.12)	(0.14)	(1.45)

Net Asset Value, End of Period	$9.76		$11.04	$9.36	$11.65	$9.50	$5.75

Total Return (%) (b)	(10.40	)(c)	19.10	(18.42)	24.00	69.17	(55.38)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.07	1.09	1.12	1.17	1.11
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	1.07	1.09	1.12	1.17	1.11
Ratio of net investment income to average net assets (%)	2.11	(d)	1.50	1.50	1.19	1.39	2.34
Portfolio turnover rate (%)	16	(c)	29	40	35	92	108
Net assets, end of period (in millions)	$909.1		$578.1	$473.5	$596.0	$419.7	$437.0

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.94		$9.27	$11.56	$9.44	$5.71	$14.32

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.13	0.14	0.09	0.07	0.21
Net realized and unrealized gain (loss) on investments	(1.22)		1.62	(2.28)	2.13	3.79	(7.39)

Total from investment operations	(1.14)		1.75	(2.14)	2.22	3.86	(7.18)

Less Distributions
Distributions from net investment income	(0.12)		(0.08)	(0.15)	(0.10)	(0.13)	(0.17)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.26)

Total distributions	(0.12)		(0.08)	(0.15)	(0.10)	(0.13)	(1.43)

Net Asset Value, End of Period	$9.68		$10.94	$9.27	$11.56	$9.44	$5.71

Total Return (%) (b)	(10.53	)(c)	18.90	(18.70)	23.65	68.95	(55.53)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.26	(d)	1.32	1.34	1.37	1.42	1.38
Net ratio of expenses to average net assets (%) (e)	1.24	(d)	1.32	1.34	1.37	1.42	1.38
Ratio of net investment income to average net assets (%)	1.44	(d)	1.25	1.30	0.90	0.94	2.21
Portfolio turnover rate (%)	16	(c)	29	40	35	92	108
Net assets, end of period (in millions)	$592.0		$641.3	$544.3	$576.5	$340.7	$140.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $20,527,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MIST-14

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 13 through April 16, 2013, the Portfolio had bought and sold $374,236,218 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $(1,530,933) which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.
Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-15

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$648,569,521	$0	$212,585,188

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $1,773,726 in purchases and $2,179,089 in sales of investments which are included above.

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $23,022,132 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$6,039,749	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$500 million to $1 billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

MIST-16

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$9,849,587	$17,055,473	$—	$—	$9,849,587	$17,055,473

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$19,394,369	$—	$103,943,500	$(78,504,868)	$44,833,001

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,504,868.

MIST-17

Met Investors Series Trust

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the MFS® Research International Portfolio returned 3.55%, 3.42%, and 3.49%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country (AC) World (ex-U.S.) Index2, returned 4.10% and -0.04%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Just prior to the reporting period, a last minute political agreement concerning the U.S. fiscal cliff averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the period. During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the U.S. Federal Reserve (“Fed”) caused sovereign bond yields to spike, credit spreads to widen and equity valuation to fall. On a relative basis, Europe is showing signs of improvement, with eurozone manufacturing purchasing managers’ index looking like it’s bottoming out, peripheral debt spreads normalizing and the European Central Bank signaling the chance of further easing.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Financials sector detracted from relative performance, led by the Portfolio’s holdings of financial services firms, Erste Group Bank (Austria) and Standard Chartered (United Kingdom), as both stocks declined during the period. Stock selection in the Consumer Discretionary sector also weighed on relative results. Holding Investment company Li & Fung (Hong Kong), and not holding strong-performing Japanese car maker Toyota, were among the Portfolio’s top relative detractors for the reporting period. Elsewhere, the Portfolio’s ownership of Austrialian mining operators, Rio Tinto (U.K.) and Newcrest Mining, mining equipment manufacturer Joy Global (United States), paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), as well as oil and gas exploration company INPEX (Japan), hampered relative returns. Not owning shares of strong-performing Japanese Information Technology investment firm SoftBank was an additional negative factor.

Stock selection in the Information Technology sector contributed to the Portfolio’s performance relative to the MSCI EAFE Index. Holding Information Technology solutions and consulting services company Nomura Research Institute Ltd. (Japan) and online information portal Yahoo! Japan aided relative results as both stocks performed well during the period. The combination of an underweight position and stock selection in the Materials sector benefited relative returns. Avoiding mining giant BHP Billiton (Australia) helped relative performance as the stock declined during the period. Security selection in the Health Care and Telecommunication Services sectors also had a positive impact on relative returns. In the Health Care sector, the Portfolio’s holdings of Swiss pharmaceutical and diagnostic company Roche Holdings boosted relative returns as the stock outperformed the benchmark. Within the Telecommunication Services sector, Telecommunications company KDDI (Japan) also supported relative results as the stock delivered solid performance. Individual securities in other sectors that benefited relative results included automotive parts manufacturer Denso (Japan), parcel delivery services company Yamato Holdings (Japan), banking and financial services firm Sumitomo Mitsui Financial Group (Japan), tobacco company Japan Tobacco and consumer finance firm AEON Credit Service Company (Hong Kong) as all five stocks posted strong performance.

In Capital goods, the Portfolio has been adding some cyclicality at the margin which is consistent with what was done earlier in the year. That said, the Portfolio’s defensive bias in an environment that remains uncertain and where investors are becoming more concerned with China has been a positive. Weakness in autos and mining resulted in adding to some positions due to the more cyclical nature of the sector. Metals and Mining are currently an underweight, however, within the context of pure mining companies, the Portfolio is essentially neutral relative to the benchmark. The correction in commodity prices had been halved from peak levels and has degraded on a normalized basis.

Despite the volatility and underperformance in the Information Technology sector, it has proven difficult to find strong fundamental ideas outside of positions already held. The aim has been to own the structurally superior names that have typically provided better returns, growth and corporate governance. That said, during the seocond quarter, the Portfolio trimmed some of these names as they became expensive and reallocated towards restructuring stories that are defensible and cheap. The Portfolio also shifted more towards business services as it pays to own these names during times of uncertainty.

The Portfolio still remains fairly constructive on European banks and has maintained the slight overweight started earlier this year. The Portfolio continues to be overweight emerging market Financials albeit less so than in previous periods. Volatility in these markets combined with the sale of positions in Mexico and Thailand contributed to the lower exposure. Taking a longer term view, the balance sheets of emerging market banks are better, the fundamentals are better and valuations are once again reasonable. The Portfolio is overweight Japanese banks given their strong capital positions, liquid balance sheets with no funding risk, no credit cycle risk, decent top-line growth and attractive valuations. The underweight to Australian banks remains, which has hurt performance over the near term.

After having had a good run which started during the second half of last year, the Consumer Staples sector gave back some of that performance during the second quarter. Overall, first quarter results came in a bit lighter than had been expected mainly due to top line weakness. The slowdown in emerging markets was the primary driver

MIST-1

Met Investors Series Trust

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

of that weakness, however, rising treasury yields and more recently earnings downgrades due to currency translation losses have also pressured the sector.

During the first quarter, valuation convergence for European pharmaceuticals made it difficult to differentiate between some of the larger cap names, resulting in additions to various holdings. Leaving aside the macroeconomic environment, absolute valuations are not as attractive as they were 2-3 years ago and there are risks that investors may turn cautious towards the sector if pipelines fail to underpin current valuation premiums. The larger pharmaceutical companies need to continue to grow and generics and price regulations, in the context of their sheer size, will make that difficult. They are therefore leveraged to future research and development success: if it materializes organic growth comes through, which in turn eases the pressure to do growth-enhancing but typically value-destructive mergers and acquisitions. The Portfolio remains focused on longer duration cash flows and good capital allocation discipline. The holdings in Europe and Japan have done well and the Portfolio has trimmed some of these names into strength.

The Energy sector has remained challenged, with fears over emerging market demand, and a strengthening U.S. dollar contributing to an increasingly tough market for the commodity. The fact that Brent oil prices have held above $100/barrell is indeed something of a surprise, given the weakness of other commodities, and given poor indicators of demand from refining margins. This either points to a geopolitical risk premium (Middle East conflict), struggling non-Organization of the Petroleum Exporting Countries supply (maintenance and outages in the North Sea, Gulf of Mexico), or the persistent net long exposure of the financial investor in paper markets, which remains very high by historic standards. With this in mind, we remained cautious about taking on macroeconomic beta, and have tried to keep positions concentrated in companies with resilience to downside macro risks through either a strong balance sheet or a flexible business model. All of the stocks in the Energy sleeve have business models which can endure a period of lower oil prices.

Jose Luis Garcia

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS® Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
MFS® Research International Portfolio
Class A	3.55	17.27	0.31	8.66
Class B	3.42	17.01	0.07	8.40
Class E	3.49	17.27	0.18	8.51
MSCI EAFE Index	4.10	18.62	-0.63	7.67
MSCI AC World (ex-U.S.) Index	-0.04	13.63	-0.80	8.62

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Royal Dutch Shell plc - A Shares	2.6
Nestle S.A.	2.6
HSBC Holdings plc	2.5
Novartis AG	2.3
Roche Holding AG	2.2
GlaxoSmithKline plc	2.1
Sumitomo Mitsui Financial Group, Inc.	2.0
Honda Motor Co., Ltd.	1.9
Danone S.A.	1.9
Rio Tinto plc	1.9

Top Countries

% of Market Value of Total Investments
Japan	24.0
United Kingdom	18.9
Switzerland	10.7
France	10.0
Germany	6.0
Hong Kong	5.3
Netherlands	3.7
Australia	3.2
Sweden	3.2
United States	2.9

MIST-3

Met Investors Series Trust

MFS® Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS® Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.70%	$1,000.00	$1,035.50	$3.53
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

Class B(a)	Actual	0.95%	$1,000.00	$1,034.20	$4.79
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

Class E(a)	Actual	0.85%	$1,000.00	$1,034.90	$4.29
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Argentina—0.8%
Arcos Dorados Holdings, Inc. - Class A (a)	1,616,779	$18,883,979

Australia—3.2%
Iluka Resources, Ltd. (a)	2,331,596	21,050,727
Newcrest Mining, Ltd.	371,197	3,333,897
Oil Search, Ltd.	1,056,669	7,419,772
Westpac Banking Corp.	1,613,026	42,228,017

		74,032,413

Austria—0.8%
Erste Group Bank AG	709,537	18,891,751

Belgium—0.9%
KBC Groep NV (a)	552,131	20,421,818

Brazil—2.1%
Diagnosticos da America S.A.	1,210,300	6,275,650
EDP - Energias do Brasil S.A.	2,827,300	14,356,022
Itau Unibanco Holding S.A. (ADR)	463,810	5,992,425
M Dias Branco S.A.	319,800	11,967,329
Tim Participacoes S.A. (ADR)	545,436	10,145,109

		48,736,535

Canada—0.5%
Cenovus Energy, Inc.	378,448	10,795,322

China—0.2%
Wumart Stores, Inc. - Class H	2,775,000	5,057,276

Denmark—0.5%
TDC A/S	1,395,783	11,291,973

France—9.9%
BNP Paribas S.A.	655,360	35,806,731
Danone S.A.	584,723	43,854,646
Dassault Systemes S.A.	79,821	9,764,424
GDF Suez	819,540	15,979,640
Legrand S.A.	165,469	7,646,914
LVMH Moet Hennessy Louis Vuitton S.A.	134,176	21,607,214
Pernod-Ricard S.A.	230,984	25,601,844
Publicis Groupe S.A.	338,357	23,993,044
Schneider Electric S.A.	480,152	34,616,739
Suez Environnement Co. (a)	739,707	9,523,875

		228,395,071

Germany—6.0%
Bayer AG	300,915	32,079,557
GSW Immobilien AG (a)	204,198	7,872,069
Infineon Technologies AG	1,455,614	12,178,516
Linde AG	212,434	39,556,118
Siemens AG	355,916	35,962,698
Symrise AG	260,933	10,535,386

		138,184,344

Hong Kong—5.3%
AIA Group, Ltd.	9,008,800	$37,860,078
China Resources Gas Group, Ltd. (a)	2,710,000	6,883,199
China Unicom Hong Kong, Ltd.	9,968,850	13,149,001
Hutchison Whampoa, Ltd.	1,810,000	18,916,238
Li & Fung, Ltd. (a)	17,483,540	23,796,901
Sands China, Ltd.	4,563,207	21,430,354
Sinotruk Hong Kong, Ltd.	150,000	73,002

		122,108,773

India—1.4%
HDFC Bank, Ltd. (ADR)	357,713	12,963,519
ICICI Bank, Ltd.	383,880	6,888,979
Reliance Industries, Ltd.	887,399	12,846,931

		32,699,429

Indonesia—0.2%
PT Bank Rakyat Indonesia Persero Tbk	5,524,500	4,280,155

Ireland—0.7%
Experian plc	873,101	15,143,533

Israel—0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,597,059	3,454,677

Italy—0.8%
Telecom Italia S.p.A. - Risparmio Shares	12,624,582	6,976,060
UniCredit S.p.A.	2,322,443	10,860,146

		17,836,206

Japan—23.8%
Aeon Credit Service Co., Ltd. (a)	431,800	12,264,044
Canon, Inc. (a)	595,600	19,561,706
Chugoku Marine Paints, Ltd.	760,441	3,768,912
Denso Corp.	869,600	40,784,890
GLORY, Ltd.	702,800	16,483,634
Honda Motor Co., Ltd.	1,191,100	44,261,829
Inpex Corp.	3,184	13,310,946
Japan Tobacco, Inc.	1,193,000	42,164,750
JGC Corp.	925,000	33,299,252
KDDI Corp.	833,124	43,348,525
Kobayashi Pharmaceutical Co., Ltd. (a)	111,600	5,895,535
Lawson, Inc. (a)	168,500	12,861,553
Miraca Holdings, Inc.	159,600	7,353,091
Mitsubishi Corp.	750,197	12,852,589
Mitsubishi Estate Co., Ltd.	1,101,000	29,322,800
Mitsubishi UFJ Financial Group, Inc.	4,221,800	26,198,249
Nippon Television Network Corp.	864,270	15,808,854
Nomura Research Institute, Ltd.	545,600	17,806,270
Santen Pharmaceutical Co., Ltd.	584,100	25,195,158
Sony Financial Holdings, Inc.	578,800	9,145,707
Sumitomo Mitsui Financial Group, Inc.	1,012,600	46,461,750
Tokyo Gas Co., Ltd.	3,826,000	21,175,194
Yahoo Japan Corp.	35,784	17,682,464
Yamato Holdings Co., Ltd.	1,543,600	32,546,592

		549,554,294

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—3.7%
Akzo Nobel NV	569,302	$31,978,413
Delta Lloyd NV	462,660	9,217,199
Heineken NV	252,966	16,081,667
ING Groep NV (b)	2,990,787	27,328,903

		84,606,182

Russia—0.6%
Sberbank of Russia (ADR) (a)	1,155,098	13,170,131

Singapore—0.7%
DBS Group Holdings, Ltd.	1,377,000	16,762,384

Spain—0.6%
Amadeus IT Holding S.A. - A Shares	116,198	3,711,867
Banco Santander S.A.	1,793,690	11,355,677

		15,067,544

Sweden—3.1%
Atlas Copco AB - A Shares (a)	1,108,353	26,618,430
Hennes & Mauritz AB - B Shares (a)	442,104	14,476,325
Tele2 AB - B Shares	785,456	9,190,113
Telefonaktiebolaget LM Ericsson - Class B	1,941,939	22,016,410

		72,301,278

Switzerland—10.7%
Kuehne & Nagel International AG (a)	147,400	16,160,848
Nestle S.A.	911,038	59,587,737
Novartis AG	755,557	53,545,876
Roche Holding AG	209,512	51,913,799
Schindler Holding AG	189,772	26,395,388
Sonova Holding AG (b)	120,263	12,750,895
UBS AG (b)	1,520,730	25,834,639

		246,189,182

Taiwan—0.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,001,753	14,482,335

Thailand—0.5%
Kasikornbank PCL (NVDR)	1,777,600	10,827,395

United Kingdom—18.8%
Barclays plc	8,011,760	34,344,393
BG Group plc	1,419,787	24,231,489
BP plc	5,995,436	41,591,383
BT Group plc	2,838,217	13,281,828
Cairn Energy plc (b)	1,224,860	4,697,472
Compass Group plc	923,241	11,831,882
GlaxoSmithKline plc	1,913,099	47,859,657
Hiscox, Ltd.	1,176,402	10,218,818
HSBC Holdings plc	5,474,382	56,731,473
Reckitt Benckiser Group plc	318,091	22,549,443
Rio Tinto plc	1,063,438	43,586,650

United Kingdom—(Continued)
Royal Dutch Shell plc - A Shares	1,885,517	$60,169,100
Standard Chartered plc	1,151,017	24,850,237
Vodafone Group plc	5,498,560	15,779,311
Whitbread plc	455,804	21,255,571

		432,978,707

United States—2.0%
Autoliv, Inc. (a)	251,741	19,482,236
Cognizant Technology Solutions Corp. - Class A (b)	155,357	9,726,902
Joy Global, Inc. (a)	353,375	17,149,288

		46,358,426

Total Common Stocks (Cost $2,067,577,694)		2,272,511,113

Short-Term Investments—8.7%

Mutual Fund—7.8%
State Street Navigator Securities Lending MET Portfolio (c)	180,334,525	180,334,525

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $19,984,017 on 07/01/13, collateralized by $20,775,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $20,385,469.	19,984,000	19,984,000

Total Short-Term Investments (Cost $200,318,525)		200,318,525

Total Investments—107.2% (Cost $2,267,896,219) (d)		2,472,829,638
Other assets and liabilities (net)—(7.2)%		(165,243,756)

Net Assets—100.0%		$2,307,585,882

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $172,407,904 and the collateral received consisted of cash in the amount of $180,334,525 and non-cash collateral with a value of $441,600. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(d)	As of June 30, 2013, the aggregate cost of investments was $2,267,896,219. The aggregate unrealized appreciation and depreciation of investments were $342,621,509 and $(137,688,090), respectively, resulting in net unrealized appreciation of $204,933,419.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(NVDR)—	Non-Voting Depository Receipts

Ten Largest Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Commercial Banks	17.3
Pharmaceuticals	9.1
Oil, Gas & Consumable Fuels	7.6
Food Products	5.0
Machinery	3.8
Chemicals	3.7
Wireless Telecommunication Services	3.4
Hotels, Restaurants & Leisure	3.2
Metals & Mining	2.9
Insurance	2.9

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$18,883,979	$—	$—	$18,883,979
Australia	—	74,032,413	—	74,032,413
Austria	—	18,891,751	—	18,891,751
Belgium	—	20,421,818	—	20,421,818
Brazil	48,736,535	—	—	48,736,535
Canada	10,795,322	—	—	10,795,322
China	—	5,057,276	—	5,057,276
Denmark	—	11,291,973	—	11,291,973
France	—	228,395,071	—	228,395,071
Germany	—	138,184,344	—	138,184,344
Hong Kong	—	122,108,773	—	122,108,773
India	12,963,519	19,735,910	—	32,699,429
Indonesia	—	4,280,155	—	4,280,155
Ireland	—	15,143,533	—	15,143,533
Israel	—	3,454,677	—	3,454,677
Italy	—	17,836,206	—	17,836,206
Japan	—	549,554,294	—	549,554,294
Netherlands	—	84,606,182	—	84,606,182
Russia	—	13,170,131	—	13,170,131
Singapore	—	16,762,384	—	16,762,384
Spain	—	15,067,544	—	15,067,544
Sweden	—	72,301,278	—	72,301,278
Switzerland	—	246,189,182	—	246,189,182
Taiwan	—	14,482,335	—	14,482,335
Thailand	—	10,827,395	—	10,827,395
United Kingdom	—	432,978,707	—	432,978,707
United States	46,358,426	—	—	46,358,426
Total Common Stocks	137,737,781	2,134,773,332	—	2,272,511,113
Short-Term Investments
Mutual Fund	180,334,525	—	—	180,334,525
Repurchase Agreement	—	19,984,000	—	19,984,000
Total Short-Term Investments	180,334,525	19,984,000	—	200,318,525
Total Investments	$318,072,306	$2,154,757,332	$—	$2,472,829,638

Collateral for securities loaned (Liability)	$—	$(180,334,525)	$—	$(180,334,525)

Transfers from Level 2 to Level 1 in the amount of $42,607,131 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS® Research International Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$2,472,829,638
Cash	619
Cash denominated in foreign currencies (c)	4,933,748
Receivable for:
Investments sold	3,452,588
Fund shares sold	677,104
Dividends and interest	8,614,143

Total Assets	2,490,507,840
Liabilities
Payables for:
Fund shares redeemed	633,060
Collateral for securities loaned	180,334,525
Accrued Expenses:
Management fees	1,221,146
Distribution and service fees	159,127
Deferred trustees’ fees	41,001
Other expenses	533,099

Total Liabilities	182,921,958

Net Assets	$2,307,585,882

Net assets consist of:
Paid in surplus	$2,487,517,708
Undistributed net investment income	36,372,100
Accumulated net realized loss	(420,859,332)
Unrealized appreciation on investments and foreign currency transactions	204,555,406

Net Assets	$2,307,585,882

Net Assets
Class A	$1,540,498,663
Class B	756,120,846
Class E	10,966,373
Capital Shares Outstanding*
Class A	148,087,033
Class B	73,262,454
Class E	1,057,870
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.40
Class B	10.32
Class E	10.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,267,896,219.
(b)	Includes securities loaned at value of $172,407,904.
(c)	Identified cost of cash denominated in foreign currencies was $4,971,607.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$47,747,747
Interest	373
Securities lending income	1,809,867

Total investment income	49,557,987
Expenses
Management fees	8,649,349
Administration fees	31,908
Custodian and accounting fees	669,469
Distribution and service fees—Class B	975,440
Distribution and service fees—Class E	8,615
Audit and tax services	25,012
Legal	9,657
Trustees’ fees and expenses	13,466
Shareholder reporting	76,795
Insurance	8,257
Miscellaneous	8,052

Total expenses	10,476,020
Less management fee waiver	(695,548)

Net expenses	9,780,472

Net Investment Income	39,777,515

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	147,026,512
Futures contracts	(4,052,859)
Foreign currency transactions	(837,256)

Net realized gain	142,136,397

Net change in unrealized depreciation on:
Investments (c)	(82,246,067)
Foreign currency transactions	(366,017)

Net change in unrealized depreciation	(82,612,084)

Net realized and unrealized gain	59,524,313

Net Increase in Net Assets From Operations	$99,301,828

(a)	Net of foreign withholding taxes of $4,669,118.
(b)	Net of foreign capital gains tax of $387,433.
(c)	Includes foreign capital gains tax of $619,907.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS® Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$39,777,515	$64,370,001
Net realized gain (loss)	142,136,397	(9,030,206)
Net change in unrealized appreciation (depreciation)	(82,612,084)	355,138,650

Increase in net assets from operations	99,301,828	410,478,445

From Distributions to Shareholders
Net investment income
Class A	(44,608,151)	(42,745,331)
Class B	(20,387,657)	(14,235,363)
Class E	(305,107)	(241,003)

Total distributions	(65,300,915)	(57,221,697)

Decrease in net assets from capital share transactions	(312,983,544)	(304,049,306)

Total Increase (Decrease) in Net Assets	(278,982,631)	49,207,442

Net Assets
Beginning of period	2,586,568,513	2,537,361,071

End of period	$2,307,585,882	$2,586,568,513

Undistributed net investment income
End of period	$36,372,100	$61,895,500

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,245,724	$99,946,432	20,332,156	$193,072,967
Reinvestments	4,301,654	44,608,151	4,485,344	42,745,331
Redemptions	(39,575,307)	(431,573,484)	(50,578,495)	(488,223,696)

Net decrease	(26,027,929)	$(287,018,901)	(25,760,995)	$(252,405,398)

Class B
Sales	2,601,689	$27,538,089	5,866,692	$54,803,540
Reinvestments	1,981,308	20,387,657	1,504,795	14,235,363
Redemptions	(6,879,758)	(73,140,822)	(12,348,402)	(118,308,155)

Net decrease	(2,296,761)	$(25,215,076)	(4,976,915)	$(49,269,252)

Class E
Sales	14,605	$155,104	30,304	$282,170
Reinvestments	29,507	305,107	25,369	241,003
Redemptions	(113,558)	(1,209,778)	(301,787)	(2,897,829)

Net decrease	(69,446)	$(749,567)	(246,114)	$(2,374,656)

Decrease derived from capital shares transactions		$(312,983,544)		$(304,049,306)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS® Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.34		$9.03	$10.28	$9.38	$7.41	$14.43

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.25	0.22	0.18	0.17	0.30
Net realized and unrealized gain (loss) on investments	0.20		1.27	(1.26)	0.90	2.07	(5.76)

Total from investment operations	0.37		1.52	(1.04)	1.08	2.24	(5.46)

Less Distributions
Distributions from net investment income	(0.31)		(0.21)	(0.21)	(0.18)	(0.27)	(0.26)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.30)

Total distributions	(0.31)		(0.21)	(0.21)	(0.18)	(0.27)	(1.56)

Net Asset Value, End of Period	$10.40		$10.34	$9.03	$10.28	$9.38	$7.41

Total Return (%) (b)	3.55	(c)	16.97	(10.44)	11.65	31.93	(42.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.77	0.78	0.81	0.77
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.70	0.73	0.75	0.80	0.77
Ratio of net investment income to average net assets (%)	3.20	(d)	2.59	2.24	1.91	2.20	2.85
Portfolio turnover rate (%)	19	(c)	36	39	50	72	75
Net assets, end of period (in millions)	$1,540.5		$1,800.5	$1,804.3	$1,707.5	$1,049.1	$840.8

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.25		$8.95	$10.20	$9.31	$7.35	$14.32

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.22	0.20	0.15	0.15	0.27
Net realized and unrealized gain (loss) on investments	0.19		1.26	(1.26)	0.90	2.06	(5.71)

Total from investment operations	0.35		1.48	(1.06)	1.05	2.21	(5.44)

Less Distributions
Distributions from net investment income	(0.28)		(0.18)	(0.19)	(0.16)	(0.25)	(0.23)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.30)

Total distributions	(0.28)		(0.18)	(0.19)	(0.16)	(0.25)	(1.53)

Net Asset Value, End of Period	$10.32		$10.25	$8.95	$10.20	$9.31	$7.35

Total Return (%) (b)	3.42	(c)	16.71	(10.71)	11.40	31.57	(42.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	1.00	1.02	1.03	1.06	1.01
Net ratio of expenses to average net assets (%) (e)	0.95	(d)	0.95	0.98	1.00	1.05	1.01
Ratio of net investment income to average net assets (%)	3.01	(d)	2.29	2.02	1.65	1.93	2.54
Portfolio turnover rate (%)	19	(c)	36	39	50	72	75
Net assets, end of period (in millions)	$756.1		$774.5	$720.7	$775.8	$712.9	$525.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS® Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.30		$8.99	$10.24	$9.34	$7.37	$14.36

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.23	0.21	0.16	0.16	0.29
Net realized and unrealized gain (loss) on investments	0.20		1.27	(1.27)	0.90	2.06	(5.74)

Total from investment operations	0.36		1.50	(1.06)	1.06	2.22	(5.45)

Less Distributions
Distributions from net investment income	(0.29)		(0.19)	(0.19)	(0.16)	(0.25)	(0.24)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(1.30)

Total distributions	(0.29)		(0.19)	(0.19)	(0.16)	(0.25)	(1.54)

Net Asset Value, End of Period	$10.37		$10.30	$8.99	$10.24	$9.34	$7.37

Total Return (%) (b)	3.49	(c)	16.83	(10.62)	11.54	31.74	(42.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.90	0.92	0.93	0.96	0.91
Net ratio of expenses to average net assets (%) (e)	0.85	(d)	0.85	0.88	0.90	0.95	0.91
Ratio of net investment income to average net assets (%)	3.09	(d)	2.42	2.14	1.79	2.07	2.66
Portfolio turnover rate (%)	19	(c)	36	39	50	72	75
Net assets, end of period (in millions)	$11.0		$11.6	$12.3	$17.4	$19.4	$19.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $19,984,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MIST-15

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12 through April 16, 2013, the Portfolio had bought and sold $247,855,377 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $4,052,859 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-16

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$474,514,013	$0	$852,223,258

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $73,500 in purchases and $2,291,369 in sales of investments, which are included above.

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $64,141,622 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$8,649,349	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

MIST-17

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $500 million
0.100%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$57,221,697	$49,809,753	$—	$—	$57,221,697	$49,809,753

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$65,219,830	$—	$234,434,844	$(513,551,789)	$(213,897,115)

MIST-18

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$306,850,739	$169,884,123	$22,179,811	$498,914,673

As of December 31, 2012, the post-enactment accumulated capital losses were $14,637,116.

MIST-19

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 15.30%, 15.13%, and 15.10%, respectively. The Portfolio’s benchmark, the Russell MidCap Growth Index1, returned 14.70%.

MARKET ENVIRONMENT / CONDITIONS

Modest growth in the U.S. economy and a backdrop of accommodative monetary policy drove the stock market to positive returns for the six-month period ended June 30, 2013. Concerns about the effects of automatic federal spending cuts (known as sequestration) and higher payroll taxes, flare ups in the European debt crisis and slackening growth in China contributed to volatility throughout the period. Nevertheless, stock prices trended higher as many investors continued to believe the Federal Reserve (“Fed”) and other central banks around the world would continue providing ample liquidity through interest rate cuts and asset purchase programs. Although the Dow Jones Industrial Average and S&P 500 Index, two of the most commonly cited measures of the U.S. stock market, reached new highs in May, the market pulled back in June after the Fed announced its intention to scale back stimulus in the second half of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Information Technology sector contributed the most to relative performance during the period, as stock selection was favorable. LinkedIn Corp., the professional networking web site, was the Portfolio’s top contributing holding in the sector. Stock selection and an underweight in the Materials sector also added value, led by a position in Rockwood Holdings, a specialty chemicals maker. Stock selection in the Consumer Discretionary sector modestly boosted performance, although the relative gain was somewhat offset by the negative impact of an underweight in the sector. Tesla Motors, an electric car manufacturer, was the most beneficial holding in this sector.

However, stock selection in the Industrials sector was disadvantageous to relative results. The main detractors included a position in Intertek (United Kingdom), a product testing and certifications provider, and less exposure to capital goods companies, which performed well during the period. Stock selection in the Health Care sector dampened relative performance, with underperformance driven by a holding in Health Care insurance company Qualicorp (Brazil). The Energy sector was another area of weakness. Both stock selection and an underweight in the sector hurt performance, as the Portfolio had less exposure to strong-performing Energy stocks.

At the security level, one of the few changes made to the Portfolio was the addition of Panera Bread in April. Panera owns, operates, and franchises retail bakery-cafes in the U.S. and Canada. We believe the company is uniquely positioned due to its focus on serving fresh, high-quality food centered on its artisan bread platform, which is delivered fresh from multiple national fresh dough facilities. We think the company has scale, reputation, and quality competitive advantages that can be leveraged to introduce new menu items such as pasta, as well as the ability to layer on additional daytime menu options, which could, over time, improve the company’s already strong unit-level economics and overall returns on invested capital. Panera was added to the Portfolio based on our assessment of the quality of the company as characterized by the nature and sustainability of its competitive advantages, as well as its end game potential and attractive free cash flow yield.

As of June 30, 2013, Information Technology, Industrials and Financials were the Portfolio’s largest sector weights. The smallest sectors were Telecommunication Services (zero exposure), Utilities and Energy. All sector weights are a result of our bottom-up stock selection process, rather than top-down sector allocation.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	15.30	17.90	7.76	9.20	—
Class B	15.13	17.60	7.50	8.91	—
Class E	15.10	17.64	—	—	11.48
Russell MidCap Growth Index	14.70	22.88	7.61	9.94	—

1 The Russell MidCap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception of the Class A shares is 5/1/2001. Inception of the Class B shares is 2/12/2001. Inception of the Class E shares is 4/27/2010.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Illumina, Inc.	4.1
Solera Holdings, Inc.	3.4
Motorola Solutions, Inc.	3.3
Edenred	3.3
Akamai Technologies, Inc.	2.8
Gartner, Inc.	2.8
Dollar Tree, Inc.	2.6
Carter’s, Inc.	2.6
Panera Bread Co.- Class A	2.6
athenahealth, Inc.	2.5

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	29.8
Consumer Discretionary	20.6
Industrials	12.9
Financials	10.6
Health Care	10.2
Consumer Staples	6.6
Materials	4.9
Energy	2.9
Utilities	1.5

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.67%	$1,000.00	$1,153.00	$3.58
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B(a)	Actual	0.92%	$1,000.00	$1,151.30	$4.91
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

Class E(a)	Actual	0.82%	$1,000.00	$1,151.00	$4.37
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Automobiles—2.4%
Tesla Motors, Inc. (a) (b)	266,987	$28,682,413

Beverages—1.7%
Monster Beverage Corp. (a)	331,027	20,116,511

Biotechnology—0.6%
Ironwood Pharmaceuticals, Inc. (a) (b)	697,768	6,942,792

Chemicals—2.4%
Rockwood Holdings, Inc.	445,940	28,553,538

Commercial Services & Supplies—6.3%
Covanta Holding Corp.	878,098	17,579,522
Edenred	1,269,326	38,827,111
Stericycle, Inc. (a)	164,265	18,139,784

		74,546,417

Communications Equipment—3.3%
Motorola Solutions, Inc.	683,432	39,454,529

Computers & Peripherals—0.6%
3D Systems Corp. (a) (b)	172,830	7,587,237

Construction Materials—2.3%
Martin Marietta Materials, Inc. (b)	277,269	27,288,815

Diversified Financial Services—5.5%
IntercontinentalExchange, Inc. (a)	112,284	19,959,604
McGraw Hill Financial, Inc.	324,052	17,236,326
MSCI, Inc. (a)	839,222	27,920,916

		65,116,846

Electric Utilities—1.4%
Brookfield Infrastructure Partners L.P.	465,535	17,001,338

Food Products—4.7%
McCormick & Co., Inc. (b)	375,860	26,445,510
Mead Johnson Nutrition Co.	369,420	29,269,146

		55,714,656

Health Care Equipment & Supplies—2.0%
Intuitive Surgical, Inc. (a)	46,215	23,411,595

Health Care Providers & Services—0.8%
Qualicorp S.A. (a)	1,217,161	9,218,644

Health Care Technology—2.5%
athenahealth, Inc. (a) (b)	348,505	29,525,344

Hotels, Restaurants & Leisure—5.2%
Dunkin’ Brands Group, Inc. (b)	456,520	19,548,186
Panera Bread Co. - Class A (a) (b)	162,912	30,291,857
Wyndham Worldwide Corp.	194,424	11,126,886

		60,966,929

Insurance—4.8%
Arch Capital Group, Ltd. (a) (b)	547,304	$28,136,899
Progressive Corp. (The)	1,135,369	28,861,080

		56,997,979

Internet & Catalog Retail—3.5%
Groupon, Inc. (a) (b)	3,169,506	26,940,801
TripAdvisor, Inc. (a) (b)	227,266	13,833,681

		40,774,482

Internet Software & Services—11.9%
Akamai Technologies, Inc. (a) (b)	776,207	33,027,608
Dropbox, Inc. (a) (c) (d)	460,161	3,925,173
LinkedIn Corp. - Class A (a)	151,606	27,031,350
Mail.ru Group, Ltd. (GDR)	206,996	5,929,266
MercadoLibre, Inc. (b)	98,154	10,577,075
Qihoo 360 Technology Co., Ltd. (ADR) (a) (b)	305,472	14,103,642
SINA Corp. (a)	98,693	5,500,161
Yandex NV - Class A (a)	1,003,087	27,715,294
Youku Tudou, Inc. (ADR) (a) (b)	686,589	13,175,643

		140,985,212

IT Services—2.8%
Gartner, Inc. (a) (b)	576,072	32,830,343

Life Sciences Tools & Services—4.1%
Illumina, Inc. (a) (b)	641,012	47,973,338

Machinery—1.0%
Colfax Corp. (a)	231,867	12,082,589

Media—2.7%
Aimia, Inc.	837,219	12,530,025
Morningstar, Inc. (b)	242,472	18,810,977

		31,341,002

Multiline Retail—2.6%
Dollar Tree, Inc. (a)	607,843	30,902,738

Oil, Gas & Consumable Fuels—2.8%
Range Resources Corp.	350,875	27,129,655
Ultra Petroleum Corp. (a) (b)	290,069	5,749,168

		32,878,823

Professional Services—5.2%
IHS, Inc. - Class A (a)	273,868	28,586,342
Intertek Group plc	329,544	14,684,336
Verisk Analytics, Inc. - Class A (a)	303,345	18,109,697

		61,380,375

Semiconductors & Semiconductor Equipment —1.7%
First Solar, Inc. (a) (b)	439,494	19,658,567

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—8.4%
Salesforce.com, Inc. (a) (b)	692,496	$26,439,497
ServiceNow, Inc. (a)	173,248	6,997,487
Solera Holdings, Inc.	711,895	39,616,957
Splunk, Inc. (a)	175,122	8,118,656
Workday, Inc. - Class A (a)	183,570	11,765,001
Zynga, Inc. - Class A (a) (b)	2,323,917	6,460,489

		99,398,087

Specialty Retail—1.1%
Sally Beauty Holdings, Inc. (a)	196,487	6,110,746
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	64,700	6,480,352

		12,591,098

Textiles, Apparel & Luxury Goods—2.6%
Carter’s, Inc.	413,571	30,633,204

Total Common Stocks (Cost $954,903,696)		1,144,555,441

Preferred Stocks—0.2%

Internet Software & Services—0.1%
Dropbox, Inc., Series A (a) (c) (d)	51,888	442,605
Peixe Urbano, Inc., Series C (a) (c) (d)	71,709	139,832

		582,437

Software—0.1%
Palantir Technologies, Inc. Series G (a) (c) (d)	541,563	1,554,286

Total Preferred Stocks (Cost $4,488,033)		2,136,723

Short-Term Investments—26.7%

Mutual Fund—23.9%
State Street Navigator Securities Lending MET Portfolio (e)	282,176,714	282,176,714

Security Description	Principal Amount*	Value

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $33,567,028 on 07/01/13, collateralized by $35,030,000 Federal National Mortgage Association at 0.875% due 10/26/17 with a value of $34,241,825.	33,567,000	$33,567,000

Total Short-Term Investments (Cost $315,743,714)		315,743,714

Total Investments—123.8% (Cost $1,275,135,443) (f)		1,462,435,878
Other assets and liabilities (net)—(23.8)%		(280,967,528)

Net Assets—100.0%		$1,181,468,350

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $274,461,291 and the collateral received consisted of cash in the amount of $282,176,714 and non-cash collateral with a value of $1,223,630. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $6,061,896, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.5% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2013, the aggregate cost of investments was $1,275,135,443. The aggregate unrealized appreciation and depreciation of investments were $224,828,929 and $(37,528,494), respectively, resulting in net unrealized appreciation of $187,300,435.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Dropbox, Inc.	05/01/12	460,161	$4,165,241	$3,925,173
Dropbox, Inc., Series A	05/25/12	51,888	470,124	442,605
Palantir Technologies, Inc.	07/19/12	541,563	1,657,184	1,554,286
Peixe Urbano, Inc., Series C	12/02/11	71,709	2,360,725	139,832

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$28,682,413	$—	$—	$28,682,413
Beverages	20,116,511	—	—	20,116,511
Biotechnology	6,942,792	—	—	6,942,792
Chemicals	28,553,538	—	—	28,553,538
Commercial Services & Supplies	35,719,306	38,827,111	—	74,546,417
Communications Equipment	39,454,529	—	—	39,454,529
Computers & Peripherals	7,587,237	—	—	7,587,237
Construction Materials	27,288,815	—	—	27,288,815
Diversified Financial Services	65,116,846	—	—	65,116,846
Electric Utilities	17,001,338	—	—	17,001,338
Food Products	55,714,656	—	—	55,714,656
Health Care Equipment & Supplies	23,411,595	—	—	23,411,595
Health Care Providers & Services	9,218,644	—	—	9,218,644
Health Care Technology	29,525,344	—	—	29,525,344
Hotels, Restaurants & Leisure	60,966,929	—	—	60,966,929
Insurance	56,997,979	—	—	56,997,979
Internet & Catalog Retail	40,774,482	—	—	40,774,482
Internet Software & Services	131,130,773	5,929,266	3,925,173	140,985,212
IT Services	32,830,343	—	—	32,830,343
Life Sciences Tools & Services	47,973,338	—	—	47,973,338
Machinery	12,082,589	—	—	12,082,589
Media	31,341,002	—	—	31,341,002
Multiline Retail	30,902,738	—	—	30,902,738
Oil, Gas & Consumable Fuels	32,878,823	—	—	32,878,823
Professional Services	46,696,039	14,684,336	—	61,380,375
Semiconductors & Semiconductor Equipment	19,658,567	—	—	19,658,567
Software	99,398,087	—	—	99,398,087
Specialty Retail	12,591,098	—	—	12,591,098
Textiles, Apparel & Luxury Goods	30,633,204	—	—	30,633,204
Total Common Stocks	1,081,189,555	59,440,713	3,925,173	1,144,555,441
Total Preferred Stocks*	—	—	2,136,723	2,136,723
Short-Term Investments
Mutual Fund	282,176,714	—	—	282,176,714
Repurchase Agreement	—	33,567,000	—	33,567,000
Total Short-Term Investments	282,176,714	33,567,000	—	315,743,714
Total Investments	$1,363,366,269	$93,007,713	$6,061,896	$1,462,435,878

Collateral for securities loaned (Liability)	$—	$(282,176,714)	$—	$(282,176,714)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Transfers from Level 2 to Level 1 in the amount of $17,264,864 were due to the discontinuation of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Loss	Change in Unrealized Appreciation/ (Depreciation)	Sales	Balance as of June 30, 2013	Change in Unrealized Depreciation from investments still held at June 30, 2013
Common Stocks
Internet Software & Services	$4,164,043	$—	$(238,870)	$—	$3,925,173	$(238,870)
Preferred Stocks
Internet Software & Services	810,874	—	(228,437)	—	582,437	(228,437)
Software	1,657,183	—	(102,897)	—	1,554,286	(102,897)
Transportation Infrastructure	434,949	(5,976,980)	5,542,031	0	—	—

Total	$7,067,049	$(5,976,980)	$4,971,827	$0	$6,061,896	$(570,204)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,462,435,878
Cash	172,077
Cash denominated in foreign currencies	115,031
Receivable for:
Investments sold	2,165,547
Fund shares sold	320,152
Dividends	623,804
Interest	28

Total Assets	1,465,832,517
Liabilities
Payables for:
Fund shares redeemed	1,229,495
Collateral for securities loaned	282,176,714
Accrued expenses:
Management fees	615,964
Distribution and service fees	76,565
Deferred trustees’ fees	47,036
Other expenses	218,393

Total Liabilities	284,364,167

Net Assets	$1,181,468,350

Net assets consist of:
Paid in surplus	$1,371,042,689
Undistributed net investment income	2,364,897
Accumulated net realized loss	(379,233,918)
Unrealized appreciation on investments and foreign currency transactions	187,294,682

Net Assets	$1,181,468,350

Net Assets
Class A	$800,977,967
Class B	364,464,411
Class E	16,025,972
Capital Shares Outstanding*
Class A	59,343,008
Class B	27,900,910
Class E	1,212,753
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.50
Class B	13.06
Class E	13.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,275,135,443.
(b)	Includes securities loaned at value of $274,461,291.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$4,644,820
Interest	2,297
Securities lending income	1,826,967

Total investment income	6,474,084
Expenses
Management fees	3,499,719
Administration fees	13,672
Custodian and accounting fees	71,245
Distribution and service fees—Class B	428,753
Distribution and service fees—Class E	11,963
Audit and tax services	23,515
Legal	9,688
Trustees’ fees and expenses	13,563
Shareholder reporting	48,199
Insurance	3,202
Miscellaneous	5,064

Total expenses	4,128,583
Less management fee waiver	(49,589)

Net expenses	4,078,994

Net Investment Income	2,395,090

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	12,962,351
Futures contracts	(585,324)
Foreign currency transactions	(16,589)

Net realized gain	12,360,438

Net change in unrealized appreciation (depreciation) on:
Investments	137,325,437
Foreign currency transactions	(4,034)

Net change in unrealized appreciation	137,321,403

Net realized and unrealized gain	149,681,841

Net Increase in Net Assets From Operations	$152,076,931

(a)	Net of foreign withholding taxes of $232,364.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,395,090	$9,040,191
Net realized gain	12,360,438	12,141,444
Net change in unrealized appreciation	137,321,403	50,597,721

Increase in net assets from operations	152,076,931	71,779,356

From Distributions to Shareholders
Net investment income
Class A	(6,497,822)	0
Class B	(2,272,736)	0
Class E	(112,563)	0

Total distributions	(8,883,121)	0

Increase in net assets from capital share transactions	58,188,120	101,333,588

Total Increase in Net Assets	201,381,930	173,112,944

Net Assets
Beginning of period	980,086,420	806,973,476

End of period	$1,181,468,350	$980,086,420

Undistributed net investment income
End of period	$2,364,897	$8,852,928

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	7,195,534	$93,097,583	14,185,070	$171,283,998
Reinvestments	517,755	6,497,822	0	0
Redemptions	(3,340,189)	(43,384,805)	(9,257,024)	(108,061,482)

Net increase	4,373,100	$56,210,600	4,928,046	$63,222,516

Class B
Sales	1,971,490	$24,542,119	6,563,583	$74,205,752
Reinvestments	186,903	2,272,736	0	0
Redemptions	(1,857,736)	(23,181,917)	(3,014,351)	(34,111,320)

Net increase	300,657	$3,632,938	3,549,232	$40,094,432

Class E
Sales	13,627	$173,889	79,744	$917,766
Reinvestments	9,151	112,563	0	0
Redemptions	(153,724)	(1,941,870)	(253,375)	(2,901,126)

Net decrease	(130,946)	$(1,655,418)	(173,631)	$(1,983,360)

Increase derived from capital shares transactions		$58,188,120		$101,333,588

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$11.81		$10.78	$11.91	$9.01	$5.71		$11.82

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.12	0.03	0.07	0.02		0.02
Net realized and unrealized gain (loss) on investments	1.77		0.91	(0.75)	2.85	3.28		(5.10)

Total from investment operations	1.80		1.03	(0.72)	2.92	3.30		(5.08)

Less Distributions
Distributions from net investment income	(0.11)		0.00	(0.09)	(0.02)	(0.00	)(b)	(0.15)
Distributions from net realized capital gains	0.00		0.00	(0.32)	0.00	0.00		(0.88)

Total distributions	(0.11)		0.00	(0.41)	(0.02)	(0.00	)(b)	(1.03)

Net Asset Value, End of Period	$13.50		$11.81	$10.78	$11.91	$9.01		$5.71

Total Return (%) (c)	15.30	(d)	9.55	(6.67)	32.41	57.83		(46.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.72	0.72	0.80	0.90		0.89
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.71	0.71	0.78	0.90		0.89
Ratio of net investment income to average net assets (%)	0.53	(e)	1.07	0.22	0.63	0.24		0.25
Portfolio turnover rate (%)	27	(d)	36	34	48	33		38
Net assets, end of period (in millions)	$801.0		$649.3	$539.5	$567.5	$21.7		$16.3

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$11.42		$10.45	$11.57		$8.76		$5.57		$11.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.09	(0.00	)(g)	0.02		0.00	(g)	(0.00	)(g)
Net realized and unrealized gain (loss) on investments	1.70		0.88	(0.73)		2.79		3.19		(4.97)

Total from investment operations	1.72		0.97	(0.73)		2.81		3.19		(4.97)

Less Distributions
Distributions from net investment income	(0.08)		0.00	(0.07)		(0.00	)(b)	0.00		(0.13)
Distributions from net realized capital gains	0.00		0.00	(0.32)		0.00		0.00		(0.88)

Total distributions	(0.08)		0.00	(0.39)		(0.00	)(b)	0.00		(1.01)

Net Asset Value, End of Period	$13.06		$11.42	$10.45		$11.57		$8.76		$5.57

Total Return (%) (c)	15.13	(d)	9.28	(6.92)		32.09		57.27		(46.75)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.97	0.97		1.05		1.15		1.14
Net ratio of expenses to average net assets (%) (f)	0.92	(e)	0.96	0.96		1.03		1.15		1.14
Ratio of net investment income (loss) to average net assets (%)	0.27	(e)	0.80	(0.03)		0.24		0.00	(h)	(0.03)
Portfolio turnover rate (%)	27	(d)	36	34		48		33		38
Net assets, end of period (in millions)	$364.5		$315.3	$251.4		$237.9		$107.5		$58.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010(i)
Net Asset Value, Beginning of Period	$11.56		$10.56	$11.69	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.10	0.01	0.04
Net realized and unrealized gain (loss) on investments	1.72		0.90	(0.74)	1.94

Total from investment operations	1.74		1.00	(0.73)	1.98

Less Distributions
Distributions from net investment income	(0.09)		0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00		0.00	(0.32)	0.00

Total distributions	(0.09)		0.00	(0.40)	0.00

Net Asset Value, End of Period	$13.21		$11.56	$10.56	$11.69

Total Return (%) (c)	15.10	(d)	9.47	(6.87)	20.39	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.87	0.87	0.95	(e)
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.86	0.86	0.93	(e)
Ratio of net investment income to average net assets (%)	0.35	(e)	0.87	0.06	0.50	(e)
Portfolio turnover rate (%)	27	(d)	36	34	48
Net assets, end of period (in millions)	$16.0		$15.5	$16.0	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Net investment income (loss) was less than $0.01.
(h)	Ratio of net investment income to average net assets was less than 0.01%.
(i)	Commencement of operations was April 27, 2010.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, Real Estate Investment Trusts (REITs) and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $33,567,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16 through April 18, 2013, the Portfolio had bought and sold $45,993,629 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized loss in the amount of $(585,324) which are shown under Net realized gain (loss) on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$342,888,969	$0	$287,697,002

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $10,733,355 in purchases and $10,954,435 in sales of investments which are included above.

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $15,358,448 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,499,719	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that

MIST-16

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$6,329,786	$—	$21,259,646	$—	$27,589,432

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$8,896,511	$—	$50,424,013	$(392,044,865)	$(332,724,341)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Total
$183,964,797*	$208,080,068	**	$392,044,865

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

MIST-17

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

Effective April 29, 2013, OppenheimerFunds, Inc. (“Oppenheimer”) became the subadviser to the Portfolio, and the Portfolio changed its investment objective, principal investment strategies and name. Prior to that date, Templeton Global Advisors Limited was the Portfolio’s subadviser.

For the six month period ended June 30, 2013, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 8.03%, 7.86%, and 7.98%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 6.05%.

MARKET ENVIRONMENT / CONDITIONS

Equities performed positively for the period as central banks throughout the world, including the U.S., Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve (“Fed”) appeared to weigh the merits of backing away from its quantitative easing policy. Additionally, fears began to creep into the markets about a possible slowdown in the word’s emerging economies. As a result, risk assets sold off across the board, with emerging market stocks and bonds absorbing the brunt of the selling, although investment grade credit was certainly not immune.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the strongest performing stocks for the Portfolio included European Aeronautic Defence & Space NV (“EADS”) (Industrials) (Netherlands), KDDI Corp. (Telecommunication Services) (Japan), LM Ericsson Telefonaktiebolaget AB (“Ericsson”) (Information Technology) (Sweden) and Health Care stocks WellPoint, Inc. (United States) and Aetna, Inc. (United States).

EADS is the Franco-German manufacturer of Airbus planes. The company enjoyed strong sales and earnings as its air fleet continued to renew itself and expand. EADS has a defense business that accounts for roughly 25% of its earnings, a percentage significantly below that of its chief rival, Boeing, and has therefore been less affected by declining defense spending in the U.S. and Europe.

KDDI is a Japanese telecommunications firm that offers fixed line telephone, mobile and digital TV. The company has been gaining share with a “triple play” offering and the company began to wind down a large scale investment phase.

Ericsson is a world-leading provider of telecommunications equipment and related services to mobile and fixed network operators. The company announced strong equipment sales growth as North American operators increased their capital expenditure spending significantly.

Wellpoint is a North American health insurance company. The early concern that Obamacare would supplant the private insurance market has not come to pass. Moreover, our thesis has been that WellPoint is part of the solution to rising healthcare costs. The early indications from discussions around the health exchanges, both public and private, seem less negative than most were imagining, and this has been a plus for the stock.

Aetna is much the same story as Wellpoint. Generally, higher interest rates are helpful in managing the liability book, and similar to Wellpoint, the economics of Obamacare look better than many feared.

During the period, the most significant detractors from the Portfolio’s performance were DLF Ltd. (Financials) (India), Fusion-io, Inc. (Information Technology) (United States), LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary) (France), Technip S.A. (Energy) (France) and FANUC Corp. (Industrials) (Japan).

DLF, the largest real estate company in India, raised capital to meet the regulatory criteria for public listing. We were happy to participate in the offering and believed the related near-term concerns were overblown.

Fusion-io produces solid state data storage components. The market for this technology is at an early stage of development and therefore Fusion-io’s stock tends to be relatively volatile. During the period, investors were disappointed by revenues that were below aggressive projections as the company’s two biggest clients, Apple and Facebook, slowed their data center expansion. Growth in sales to other customers accelerated and the customer base of large companies continues to expand. We believe that the data storage market will increasingly move toward solid state technology and that Fusion-io’s intellectual property in the area is very good.

Luxury goods company LVMH Moet Hennessy Louis Vuitton had a volatile period. It experienced declines in April due to weakened demand in Asia.

Technip is a global oil service company that suffered from investors’ negative read-through of competitor Saipem’s poor results. Technip, by contrast, announced results in line with analyst expectations, but investors’ caution on the sector led to the sell-off, in our opinion.

FANUC is a leading manufacturer of automated factory and industrial robots. Apple is one of Fanuc’s top clients and the stock has been weak on the back of recent disappointments in Apple’s iPhone shipments.

At period end, the Portfolio had its largest overweight positions in Information Technology, Consumer Discretionary, Health Care and Industrials and its most significant underweight positions in Energy,

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

Materials, Consumer Staples, Utilities, Telecommunication Services and Financials. The Portfolio had its largest overweight positions in Germany, France, Sweden, India, Spain and Brazil and its most significant underweights in the U.S., United Kingdom, Canada, Australia and China. Despite being underweight in the U.S. relative to the Index, the Portfolio had its largest allocation to that country at period end.

In our opinion, the volatility seen in the second quarter was probably inevitable. Though there was some spillover to equity markets, we see the excesses as being largely in the fixed income realm. Equities still seem buoyed by a steep yield curve, valuations that are not high, and a persistent apathy on the part of investors. In the current environment, we are focused on adding to our holdings in a variety of well positioned Financial companies.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio[3]
Class A	8.03	25.02	6.24	9.15	—
Class B	7.86	24.67	5.93	—	7.00
Class E	7.98	24.87	6.07	8.99	—
MSCI ACWI (All Country World Index)	6.05	16.57	2.30	7.59	—

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception of the Class A shares is 3/3/1997. Inception of the Class B shares is 4/26/2004. Inception of the Class E shares is 5/1/2001.

3 Effective April 29, 2013, Oppenheimer became the subadviser to the Portfolio. In addition, the Portfolio’s investment objective and principal investment strategies changed and the name of the Portfolio was changed from Met/Templeton Growth Portfolio to Oppenheimer Global Equity Portfolio. On April 26, 2013, the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Predecessor Fund”) merged with and into the Portfolio. The MSF Predecessor Fund was the accounting and performance survivor of that merger. As a result, the historical performance shown for the Portfolio from May 1, 2005 to April 29, 2013 is the performance of the MSF Predecessor Fund managed by Oppenheimer using the same investment objective and strategies as the Portfolio. The historical performance shown for the Portfolio prior to May 1, 2005 is the performance of the MSF Predecessor Fund when it was managed by a former subadviser using different investment objectives and strategies.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Telefonaktiebolaget LM Ericsson - Class B	3.2
European Aeronautic Defence and Space Co. NV	2.6
Google, Inc.- Class A	2.5
WellPoint, Inc.	2.2
SAP AG	2.1
eBay, Inc.	2.1
Walt Disney Co. (The)	2.1
UBS AG	2.0
Bayerische Motoren Werke (BMW) AG	1.9
LVMH Moet Hennessy Louis Vuitton S.A.	1.8

Top Countries

% of Market Value of Total Investments
United States	39.4
Germany	10.9
Japan	9.0
Switzerland	6.0
France	5.9
Sweden	4.7
Brazil	3.6
India	3.6
Spain	3.5
United Kingdom	3.2

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.64%	$1,000.00	$1,080.30	$3.30
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B(a)	Actual	0.89%	$1,000.00	$1,078.60	$4.59
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class E(a)	Actual	0.79%	$1,000.00	$1,079.80	$4.07
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Schedule of Investments as of June 30, 2013

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Australia—0.2%
Iluka Resources, Ltd. (a)	174,300	$1,573,661

Belgium—0.1%
ThromboGenics NV (a) (b)	29,837	1,143,926

Brazil—3.6%
BM&FBovespa S.A.	1,322,100	7,323,439
Cia de Bebidas das Americas (ADR)	186,050	6,948,968
Embraer S.A. (ADR)	261,430	9,644,153
Itau Unibanco Holding S.A. (ADR)	573,946	7,415,382

		31,331,942

Denmark—1.1%
Carlsberg A/S - Class B	54,424	4,857,681
FLSmidth & Co. A/S (a)	104,246	4,740,894

		9,598,575

Finland—0.5%
Fortum OYJ	234,953	4,389,086

France—5.9%
Kering (a)	78,250	15,839,225
LVMH Moet Hennessy Louis Vuitton S.A.	99,011	15,944,370
Societe Generale S.A.	133,664	4,551,348
Technip S.A.	146,610	14,817,785

		51,152,728

Germany—8.9%
Allianz SE	96,270	14,059,301
Bayer AG	125,052	13,331,382
Deutsche Bank AG	262,930	10,999,245
Linde AG	46,441	8,647,512
SAP AG	253,736	18,580,045
Siemens AG	116,640	11,785,615

		77,403,100

India—3.6%
DLF, Ltd.	2,581,466	7,821,441
ICICI Bank, Ltd. (ADR)	283,790	10,854,968
Infosys, Ltd.	171,711	7,174,639
Zee Entertainment Enterprises, Ltd.	1,326,086	5,256,497

		31,107,545

Ireland—0.6%
Shire plc	162,970	5,169,896

Italy—1.9%
Brunello Cucinelli S.p.A.	46,450	1,147,364
Gtech S.p.A.	142,075	3,556,239
Prysmian S.p.A.	223,770	4,160,503
Tod’s S.p.A. (a)	55,698	7,841,463

		16,705,569

Japan—8.9%
Dai-ichi Life Insurance Co., Ltd. (The)	6,756	$9,778,322
FANUC Corp.	37,300	5,408,768
KDDI Corp.	299,270	15,571,407
Keyence Corp.	34,600	11,042,654
Kyocera Corp.	69,600	7,084,913
Murata Manufacturing Co., Ltd.	176,800	13,460,229
Nidec Corp. (a)	86,500	6,035,947
Sumitomo Mitsui Financial Group, Inc.	198,000	9,084,956

		77,467,196

Mexico—2.2%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	113,784	11,741,371
Grupo Televisa S.A.B. (ADR)	276,714	6,873,576

		18,614,947

Netherlands—2.6%
European Aeronautic Defence and Space Co. NV	420,937	22,383,360

Spain—3.5%
Banco Bilbao Vizcaya Argentaria S.A.	1,204,812	10,032,713
Inditex S.A.	110,642	13,647,969
Repsol S.A.	306,783	6,467,338

		30,148,020

Sweden—4.7%
Assa Abloy AB - Class B	335,789	13,090,172
Telefonaktiebolaget LM Ericsson - Class B	2,464,288	27,938,454

		41,028,626

Switzerland—6.0%
Credit Suisse Group AG (b)	290,039	7,689,714
Nestle S.A.	145,659	9,527,034
Roche Holding AG	40,942	10,144,787
Transocean, Ltd.	161,568	7,747,186
UBS AG (b)	999,948	16,987,431

		52,096,152

Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,466,498	8,926,251

United Kingdom—3.2%
Prudential plc	769,792	12,655,105
Unilever plc	366,281	14,875,172

		27,530,277

United States—38.5%
3M Co.	118,760	12,986,406
Adobe Systems, Inc. (b)	294,100	13,399,196
Aetna, Inc.	230,120	14,621,825
Allergan, Inc.	66,530	5,604,487
Altera Corp.	443,270	14,623,477
Citigroup, Inc.	219,050	10,507,829
Colgate-Palmolive Co.	275,500	15,783,395

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Schedule of Investments as of June 30, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

United States—(Continued)
eBay, Inc. (b)	357,170	$18,472,832
Emerson Electric Co.	139,250	7,594,695
Facebook, Inc. - Class A (b)	214,230	5,325,758
Fidelity National Financial, Inc. - Class A (a)	217,800	5,185,818
Fusion-io, Inc. (a) (b)	278,460	3,965,270
Gilead Sciences, Inc. (a) (b)	174,360	8,928,976
Goldman Sachs Group, Inc. (The)	60,920	9,214,150
Google, Inc. - Class A (b)	24,430	21,507,439
Intuit, Inc.	207,360	12,655,181
Juniper Networks, Inc. (a) (b)	455,740	8,800,339
Maxim Integrated Products, Inc. (a)	458,080	12,725,462
McDonald’s Corp.	142,590	14,116,410
McGraw Hill Financial, Inc.	262,650	13,970,354
Medivation, Inc. (a) (b)	45,930	2,259,756
Microsoft Corp.	370,720	12,800,962
St. Jude Medical, Inc. (a)	93,720	4,276,444
Theravance, Inc. (a) (b)	205,480	7,917,144
Tiffany & Co. (a)	151,260	11,017,778
United Parcel Service, Inc. - Class B	109,060	9,431,509
Vertex Pharmaceuticals, Inc. (b)	115,560	9,229,777
Walt Disney Co. (The)	281,890	17,801,353
WellPoint, Inc. (a)	237,640	19,448,458
Zimmer Holdings, Inc.	134,740	10,097,416

		334,269,896

Total Common Stocks (Cost $676,861,514)		842,040,753

Preferred Stock—1.9%

Germany—1.9%
Bayerische Motoren Werke (BMW) AG (Cost $10,438,581)	243,436	16,609,889

Rights—0.1%

France—0.0%
Groupe FNAC, Expires 05/16/2015 (a) (b)	51,965	135,483

Spain—0.1%
Repsol S.A., Expires 07/12/2013 (b)	309,416	172,378

Total Rights (Cost $355,999)		307,861

Short-Term Investments—7.6%

Mutual Fund—6.9%
State Street Navigator Securities Lending MET Portfolio (c)	59,845,124	59,845,124

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $6,197,005 on 07/01/13, collateralized by $6,470,000 Federal National Mortgage Association at 0.875% due 10/26/17 with a value of $6,324,425.	6,197,000	$6,197,000

Total Short-Term Investments (Cost $66,042,124)		66,042,124

Total Investments—106.6% (Cost $753,698,218) (d)		925,000,627
Other assets and liabilities (net)—(6.6)%		(57,202,777)

Net Assets—100.0%		$867,797,850

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $58,349,180 and the collateral received consisted of cash in the amount of $59,845,124 and non-cash collateral with a value of $983,000. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $753,698,218. The aggregate unrealized appreciation and depreciation of investments were $198,013,229 and $(26,710,820), respectively, resulting in net unrealized appreciation of $171,302,409.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2013 (Unaudited)	% of Net Assets
Software	6.6
Internet Software & Services	5.2
Capital Markets	5.2
Commercial Banks	4.8
Insurance	4.8
Textiles, Apparel & Luxury Goods	4.7
Communications Equipment	4.2
Semiconductors & Semiconductor Equipment	4.2
Pharmaceuticals	4.0
Health Care Providers & Services	3.9

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Schedule of Investments as of June 30, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,573,661	$—	$1,573,661
Belgium	—	1,143,926	—	1,143,926
Brazil	31,331,942	—	—	31,331,942
Denmark	—	9,598,575	—	9,598,575
Finland	—	4,389,086	—	4,389,086
France	—	51,152,728	—	51,152,728
Germany	—	77,403,100	—	77,403,100
India	10,854,968	20,252,577	—	31,107,545
Ireland	—	5,169,896	—	5,169,896
Italy	—	16,705,569	—	16,705,569
Japan	—	77,467,196	—	77,467,196
Mexico	18,614,947	—	—	18,614,947
Netherlands	—	22,383,360	—	22,383,360
Spain	—	30,148,020	—	30,148,020
Sweden	—	41,028,626	—	41,028,626
Switzerland	7,747,186	44,348,966	—	52,096,152
Taiwan	—	8,926,251	—	8,926,251
United Kingdom	—	27,530,277	—	27,530,277
United States	334,269,896	—	—	334,269,896
Total Common Stocks	402,818,939	439,221,814	—	842,040,753
Total Preferred Stock*	—	16,609,889	—	16,609,889
Total Rights*	307,861	—	—	307,861
Short-Term Investments
Mutual Fund	59,845,124	—	—	59,845,124
Repurchase Agreement	—	6,197,000	—	6,197,000
Total Short-Term Investments	59,845,124	6,197,000	—	66,042,124
Total Investments	$462,971,924	$462,028,703	$—	$925,000,627

Collateral for securities loaned (Liability)	$—	$(59,845,124)	$—	$(59,845,124)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $7,542,950 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Statement of Assets and Liabilities

June 30, 2013

Assets
Investments at value (a) (b)	$925,000,627
Cash	997
Cash denominated in foreign currencies (c)	1,322,257
Receivable for:
Investments sold	2,967,156
Fund shares sold	254,329
Dividends and interest	631,982
Other assets	875

Total Assets	930,178,223
Liabilities
Payables for:
Investments purchased	1,128,353
Fund shares redeemed	557,515
Collateral for securities loaned	59,845,124
Accrued expenses:
Management fees	462,547
Distribution and service fees	88,537
Deferred trustees’ fees	44,794
Other expenses	253,503

Total Liabilities	62,380,373

Net Assets	$867,797,850

Net assets consist of:
Paid in surplus	$769,086,733
Undistributed net investment income	629,377
Accumulated net realized loss	(73,206,114)
Unrealized appreciation on investments and foreign currency transactions	171,287,854

Net Assets	$867,797,850

Net Assets
Class A	$430,171,456
Class B	405,636,441
Class E	31,989,953
Capital Shares Outstanding*
Class A	24,457,550
Class B	23,146,385
Class E	1,823,967
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.59
Class B	17.52
Class E	17.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $753,698,218.
(b)	Includes securities loaned at value of $58,349,180.
(c)	Identified cost of cash denominated in foreign currencies was $1,323,332.

Statement of Operations (a)

Six Months Ended June 30, 2013

Investment Income
Dividends (b)	$10,629,908
Interest	231
Securities lending income	521,128

Total investment income	11,151,267
Expenses
Management fees	2,231,512
Administration fees	7,114
Custodian and accounting fees	140,085
Distribution and service fees—Class B	392,002
Distribution and service fees—Class E	14,374
Audit and tax services	15,070
Legal	25,572
Trustees’ fees and expenses	13,826
Shareholder reporting	34,400
Insurance	207
Miscellaneous	22,647

Total expenses	2,896,809
Less management fee waiver	(44,847)

Net expenses	2,851,962

Net Investment Income	8,299,305

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	17,558,425
Foreign currency transactions	(89,789)

Net realized gain	17,468,636

Net change in unrealized appreciation (depreciation) on:
Investments (c)	26,264,621
Foreign currency transactions	(36,199)

Net change in unrealized appreciation	26,228,422

Net realized and unrealized gain	43,697,058

Net Increase in Net Assets From Operations	$51,996,363

(a)	See Note 8 of the Notes to Financial Statements.
(b)	Net of foreign withholding taxes of $1,166,673.
(c)	Includes change in foreign capital gains tax of $24,396.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Statements of Changes in Net Assets (a)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,299,305	$10,674,660
Net realized gain (loss)	17,468,636	(11,352,914)
Net change in unrealized appreciation	26,228,422	127,138,005

Increase in net assets from operations	51,996,363	126,459,751

From Distributions to Shareholders
Net investment income
Class A	(9,136,910)	(6,477,159)
Class B	(4,727,843)	(3,462,856)
Class E	(224,300)	(169,733)

Total distributions	(14,089,053)	(10,109,748)

Increase (decrease) in net assets from capital share transactions	156,721,956	(68,906,332)

Total Increase in Net Assets	194,629,266	47,443,671

Net Assets
Beginning of period	673,168,584	625,724,913

End of period	$867,797,850	$673,168,584

Undistributed Net Investment Income
End of period	$629,377	$6,419,125

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,536,212	$27,359,450	860,460	$12,951,010
Shares issued through acquisition	198,591	3,526,980	0	0
Reinvestments	513,887	9,136,910	430,662	6,477,159
Redemptions	(2,501,799)	(44,644,776)	(3,798,136)	(57,416,970)

Net decrease	(253,109)	$(4,621,436)	(2,507,014)	$(37,988,801)

Class B
Sales	785,737	$13,953,225	1,135,489	$16,721,661
Shares issued through acquisition	8,955,697	158,515,826	0	0
Reinvestments	266,808	4,727,843	231,011	3,462,856
Redemptions	(2,028,459)	(36,014,436)	(3,267,012)	(49,400,703)

Net increase (decrease)	7,979,783	$141,182,458	(1,900,512)	$(29,216,186)

Class E
Sales	182,501	$3,237,776	35,456	$535,428
Shares issued through acquisition	1,102,678	19,528,426	0	0
Reinvestments	12,651	224,300	11,316	169,733
Redemptions	(158,317)	(2,829,568)	(158,109)	(2,406,506)

Net increase (decrease)	1,139,513	$20,160,934	(111,337)	$(1,701,345)

Increase (decrease) derived from capital shares transactions		$156,721,956		$(68,906,332)

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Financial Highlights (a)

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.63		$13.91	$15.44	$13.48	$9.90	$17.50

Income (Loss) from Investment Operations
Net investment income (b)	0.19		0.26	0.25	0.20	0.19	0.30
Net realized and unrealized gain (loss) on investments	1.15		2.71	(1.48)	1.97	3.68	(7.06)

Total from investment operations	1.34		2.97	(1.23)	2.17	3.87	(6.76)

Less Distributions
Distributions from net investment income	(0.38)		(0.25)	(0.30)	(0.21)	(0.29)	(0.31)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.53)

Total distributions	(0.38)		(0.25)	(0.30)	(0.21)	(0.29)	(0.84)

Net Asset Value, End of Period	$17.59		$16.63	$13.91	$15.44	$13.48	$9.90

Total Return (%) (c)	8.03	(d)	21.52	(8.24)	16.23	40.31	(40.37)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(e)	0.62	0.62	0.61	0.64	0.61
Net ratio of expenses to average net assets (%) (f)	0.64	(e)	0.62	0.62	0.61	0.64	0.61
Ratio of net investment income to average net assets (%)	2.19	(e)	1.74	1.65	1.45	1.68	2.16
Portfolio turnover rate (%)	9	(d)	13	12	18	14	20
Net assets, end of period (in millions)	$430.2		$411.0	$378.6	$458.8	$451.6	$349.0

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.54		$13.83	$15.36	$13.42	$9.86	$17.44

Income (Loss) from Investment Operations
Net investment income (b)	0.19		0.22	0.21	0.16	0.16	0.26
Net realized and unrealized gain (loss) on investments	1.11		2.70	(1.47)	1.96	3.66	(7.04)

Total from investment operations	1.30		2.92	(1.26)	2.12	3.82	(6.78)

Less Distributions
Distributions from net investment income	(0.32)		(0.21)	(0.27)	(0.18)	(0.26)	(0.27)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.53)

Total distributions	(0.32)		(0.21)	(0.27)	(0.18)	(0.26)	(0.80)

Net Asset Value, End of Period	$17.52		$16.54	$13.83	$15.36	$13.42	$9.86

Total Return (%) (c)	7.86	(d)	21.17	(8.40)	15.93	39.80	(40.56)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(e)	0.87	0.87	0.86	0.89	0.86
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.87	0.87	0.86	0.89	0.86
Ratio of net investment income to average net assets (%)	2.12	(e)	1.49	1.40	1.19	1.42	1.91
Portfolio turnover rate (%)	9	(d)	13	12	18	14	20
Net assets, end of period (in millions)	$405.6		$250.9	$236.1	$265.5	$225.9	$166.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Financial Highlights (a)

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.56		$13.85	$15.38	$13.43	$9.86	$17.44

Income (Loss) from Investment Operations
Net investment income (b)	0.22	(g)	0.24	0.23	0.18	0.17	0.28
Net realized and unrealized gain (loss) on investments	1.11		2.69	(1.48)	1.96	3.67	(7.05)

Total from investment operations	1.33		2.93	(1.25)	2.14	3.84	(6.77)

Less Distributions
Distributions from net investment income	(0.35)		(0.22)	(0.28)	(0.19)	(0.27)	(0.28)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.53)

Total distributions	(0.35)		(0.22)	(0.28)	(0.19)	(0.27)	(0.81)

Net Asset Value, End of Period	$17.54		$16.56	$13.85	$15.38	$13.43	$9.86

Total Return (%) (c)	7.98	(d)	21.35	(8.39)	16.08	40.07	(40.49)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(e)	0.77	0.77	0.76	0.79	0.76
Net ratio of expenses to average net assets (%) (f)	0.79	(e)	0.77	0.77	0.76	0.79	0.76
Ratio of net investment income to average net assets (%)	2.46	(e)(g)	1.60	1.51	1.30	1.54	2.01
Portfolio turnover rate (%)	9	(d)	13	12	18	14	20
Net assets, end of period (in millions)	$32.0		$11.3	$11.0	$14.6	$14.5	$11.2

(a)	See Note 8 of the Notes to Financial Statements.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Net investment income per share and the ratio of net investment income to average net assets for Class E during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Metropolitan Series Fund Oppenheimer Global Equity Portfolio.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Notes to Financial Statements—June 30, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio) (the “Portfolio”), which is diversified. As of close of business April 26, 2013, the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (“MSF Oppenheimer Global Equity Predecessor”) merged with and into the Portfolio (see Note 8). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger with and into the Portfolio. OppenheimerFunds, Inc. succeeded Templeton Global Advisors Limited as the subadviser to the Portfolio and the name of the Portfolio was changed from the Met/Templeton Growth Portfolio to the Oppenheimer Global Equity Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board.

The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third

MIST-13

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Notes to Financial Statements—June 30, 2013—(Continued)

party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MIST-14

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Notes to Financial Statements—June 30, 2013—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs) and commission recapture. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $6,197,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-15

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Notes to Financial Statements—June 30, 2013—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$71,775,354	$0	$92,328,661

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $438,135 in purchases and $228,666 in sales of investments which are included above.

With respect to the Portfolio’s merger with MSF Oppenheimer Global Equity Predecessor (see Note 8) on April 26, 2013, the Portfolio acquired securities with a cost of $163,476,576 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general

MIST-16

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Notes to Financial Statements—June 30, 2013—(Continued)

management and administration of the Trust. The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. (the “Subadviser”), effective April 29, 2013, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to April 29, 2013, the Adviser had a subadvisory agreement with Templeton Global Advisers Limited for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,231,512	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Prior to April 29, 2013, the MSF Oppenheimer Global Equity Predecessor paid the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.900%	Of the first $50 million
0.550%	Of the next $50 million
0.500%	Of the next $400 million
0.475%	On amounts in excess of $500 Million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	$462.5 million to $500 million
0.030%	$500 million to $550 million
0.070%	$550 million to $750 million
0.060%	$750 million to $1.05 billion
0.085%	Over $1.05 billion

Amounts waived for the period ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-17

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Notes to Financial Statements—June 30, 2013—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The income tax information in this note does not reflect the acquisition which took place on April 26, 2013. (See Note 8 for further information)

The tax character of distributions paid by the MSF Oppenheimer Global Equity Predecessor, the accounting survivor, for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$10,109,748	$13,640,119	$—	$—	$10,109,748	$13,640,119

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$10,482,640	$—	$134,969,208	$(68,143,676)	$(20,314,160)	$56,994,012

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the post-enactment accumulated short-term capital losses were $5,721,768 and the accumulated long-term capital losses were $14,592,392. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/19	Expiring 12/31/18	Expiring 12/31/17	Total
$14,078,843	$36,289,723	$17,775,110	$68,143,676

8. Acquisition

At the close of business on April 26, 2013, the Portfolio with aggregate Class A, Class B and Class E net assets of $3,526,980, $158,515,826 and $19,528,426, respectively, acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MSF Oppenheimer Global Equity Predecessor shareholders as of the acquisition date. The Met/Templeton Growth Portfolio was the tax survivor.

MIST-18

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Notes to Financial Statements—June 30, 2013—(Continued)

The acquisition was accomplished by a tax-free exchange of 427,378 Class A shares of the Portfolio (valued at $3,526,980) for 198,591 Class A shares of MSF Oppenheimer Global Equity Predecessor, 19,311,254 Class B shares of the Portfolio (valued at $158,515,826) for 8,955,697 of Class B shares of MSF Oppenheimer Global Equity Predecessor and 2,366,957 Class E shares of the Portfolio (valued at $19,528,426) for 1,102,678 Class E shares of MSF Oppenheimer Global Equity Predecessor. Each shareholder of MSF Oppenheimer Global Equity Predecessor received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Portfolio. All other costs associated with the merger were not borne by the shareholders of either portfolio. MSF Oppenheimer Global Equity Predecessor’s net assets on April 26, 2013, were $435,783,822, $262,590,705 and $11,704,411 for Class A, Class B and Class E shares, respectively, including investments valued at $707,687,652 with a cost basis of $519,329,715. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MSF Oppenheimer Global Equity Predecessor were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $79,245,462 in capital loss carryforwards from MSF Oppenheimer Global Equity Predecessor.

The aggregate net assets of the Portfolio immediately after the acquisition were $891,650,170, which included $3,849,213 of acquired net unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the period ended June 30, 2013 are as follows:

Net Investment income	$10,601,717	(a)
Net realized and unrealized gain on investments	$75,418,655	(b)

Net increase in net assets from operations	$86,020,372

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the pre-merger Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$8,299,305, as reported June 30, 2013, plus $2,384,382 Portfolio pre-merger, minus $183,706 in higher net advisory fees, plus $101,736 of pro-forma eliminated other expenses.
(b)	$171,287,854 Unrealized appreciation, as reported June 30, 2013, minus $176,142,538 pro-forma December 31, 2012 Unrealized appreciation, plus $17,468,636 Net realized gain as reported, plus $62,804,703 in Net realized gain from the Portfolio pre-merger.

MIST-19

Met Investors Series Trust

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders, held February 22, 2013, the shareholders of the portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Oppenheimer Global Equity Portfolio (“MSF Portfolio”) by Met/Templeton Growth Portfolio (to be renamed Oppenheimer Global Equity Portfolio) (“MIST Portfolio”), a series of Met Investors Series Trust, in exchange for shares of MIST Portfolio and the assumption by MIST Portfolio of the liabilities of MSF Portfolio. The Plan also provides for the distribution of these shares of MIST Portfolio to shareholders of MSF Portfolio in liquidation and subsequent termination of MSF Portfolio.	36,318,296.138	1,735,012.970	2,959,373.462	41,012,682.570

MIST-20

Met Investors Series Trust

Oppenheimer Global Equity Portfolio (formerly, Met/Templeton Growth Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio) and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio), one of the portfolios constituting the Met Investors Series Trust, (the “Trust”) as of June 30,2013, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 2013 and the year ended December 31, 2012, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio) of the Met Investors Series Trust, as of June 30, 2013, the results of its operations for the six months then ended, the changes in its net assets for the six months ended June 30, 2013 and the year ended December 31, 2012, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

August 23, 2013

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned -7.97%, -8.08%, and -7.98%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned -7.39%.

MARKET ENVIRONMENT / CONDITIONS

Treasury Inflation-Protected Securities (TIPS) returned -7.39 percent during the first half of 2013, as represented by the Barclays U.S. TIPS Index. TIPS sold off across the entire yield curve, with rates rising more than 100 basis points (bps) along the 5-10 year portion of the curve, as comments from central bankers on possible tapering of asset purchases caused a broad market sell-off. In addition, inflation expectations fell, causing breakeven levels to narrow over the first half of the year.

U.S. equity indices reached new highs in the first quarter as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration—and instead focused on positive news out of the housing and labor markets. However, conditions in financial markets deteriorated in the second quarter as investors reacted to signals by the Federal Reserve (“Fed”) that it would begin to slow the pace of asset purchases later this year if its forecasts are met. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While patchy, economic activity in aggregate looks to be on track so far in 2013, with the labor market generating an average of 200,000 new jobs a month since the start of the year, there is concern that the recent deterioration in financial conditions will adversely impact the real economy. Thirty-year fixed mortgage rates rose over half a percentage point in June to the highest level since August 2011. While it will take time before the effect of higher rates on housing demand is fully known, the notable decline in mortgage refinancing applications in June offers an early clue.

In Europe, a botched rescue of the Cypriot financial system set new precedents in the eurozone’s four-year old debt crisis. Although market reaction to the latest flare-up was relatively calm, the worry is that such precedents may engender instability and handicap leaders’ efforts to resolve future crises. Concurrently, the European Central Bank (ECB) remains committed to keeping rates low for as long as necessary to facilitate governments’ implementation of structural economic reforms. The ECB lowered its benchmark interest rate to 0.5 percent during the second quarter as eurozone gross domestic product (GDP) contracted in the first three months of the year, and the unemployment rate continued to reach new highs. Strict austerity programs are likely exacerbating the situation and European governments have responded by pushing for a relaxation of budget targets. The question now is whether countries can succeed in spreading austerity out over a longer time horizon without abandoning the fiscal sustainability that markets ultimately demand.

Across the Pacific, Japan’s new government unveiled an aggressive fiscal stimulus package designed to boost employment and growth. The Bank of Japan (BoJ) stunned markets by introducing a host of new monetary measures aimed at ending the country’s chronic history of deflation. Along with a potent dose of fiscal stimulus—affectionately dubbed “Abenomics” after the country’s new Prime Minister—the combined measures constitute one of the boldest economic policy experiments in the country’s history.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s overweight duration position within TIPS detracted from performance as rates rose over the period and the sector underperformed like-duration Treasuries. A focus on the 5-15 year portion of the curve was negative for performance as these maturities underperformed the longer-end of the TIPS yield curve. Tactical exposure to U.K. inflation-linked bonds (ILBs) contributed to returns as the U.K. real yield curve fell over the holding period. Modest exposure to non-agency mortgage-backed securities added to returns as they benefited from the ongoing housing recovery. Exposure to select locally denominated debt in Brazil, predominately through the use of interest rate swaps, detracted from returns as rates rose on the Brazilian yield curve. Finally, emerging market currency positioning was negative for performance as most currencies depreciated versus the U.S. dollar during the first half of the year.

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio remained in risk reduction mode while preferring liquidity and high quality income over price appreciation, as risk premiums still appeared richly priced relative to our outlook. We maintained a slight overweight to duration, and within TIPS, remained focused on intermediate maturities to capture higher real yields and attractive roll-down. At period end, we also remained underweight the long end of the real yield curve. We continue to hold Mexican ILBs and have added Brazilian ILB exposure given stronger sovereign balance sheets and higher real yields in both of these countries.

Mihir P. Worah

Portfolio Manager

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
PIMCO Inflation Protected Bond Portfolio
Class A	-7.97	-4.59	4.99	5.40	—
Class B	-8.08	-4.76	4.73	5.41	—
Class E	-7.98	-4.66	4.84	—	5.81
Barclays U.S. TIPS Index	-7.39	-4.78	4.41	5.19	—

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 Inception of Class A and Class B shares is 5/1/2003. Inception of Class E shares is 5/1/2006. Index returns are based on an inception date of 5/1/2003.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
U.S. Treasury Inflation Indexed Notes	54.2
U.S. Treasury Inflation Indexed Bonds	39.3
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond	1.6
Commonwealth Bank of Australia	1.3
Dexia Credit Local S.A.	1.0
Italy Buoni Ordinari del Tesoro BOT	1.0
Intesa Sanpaolo S.p.A.	0.9
Australia Government Bonds	0.9
Instituto de Credito Oficial	0.8
Banc of America Large Loan, Inc.	0.7

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	80.9
Corporate Bonds & Notes	6.7
Foreign Government	5.4
Mortgage-Backed Securities	4.3
Asset-Backed Securities	2.3
Floating Rate Loans	0.4

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.56%	$1,000.00	$920.30	$2.67
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B	Actual	0.81%	$1,000.00	$919.20	$3.85
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E	Actual	0.71%	$1,000.00	$920.20	$3.38
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

U.S. Treasury & Government Agencies—96.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.7%
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	14,000,000	$13,678,437
Fannie Mae ARM Pool 1.374%, 07/01/44 (b)	31,254	31,741
1.374%, 09/01/44 (b)	53,356	54,201
2.492%, 11/01/34	1,477,097	1,589,988
Fannie Mae REMICS (CMO) 0.253%, 07/25/37 (b)	1,230,241	1,162,308
0.262%, 12/25/36 (b)	120,079	113,456
0.343%, 08/25/34 (b)	183,857	179,962
0.543%, 07/25/37 (b)	77,738	77,999
0.573%, 07/25/37 (b)	477,279	479,522
0.873%, 02/25/41 (b)	5,829,833	5,883,275
2.571%, 05/25/35 (b)	776,016	794,424
Fannie Mae Whole Loan (CMO) 0.543%, 05/25/42 (b)	97,046	97,222
Freddie Mac ARM Non-Gold Pool 2.367%, 01/01/34	146,780	156,475
Freddie Mac REMICS (CMO) 0.343%, 10/15/20 (b)	893,757	893,307
0.423%, 02/15/19 (b)	2,100,924	2,103,271
0.643%, 08/15/33 (b)	5,609,152	5,645,269
Freddie Mac Strips (CMO) 0.643%, 09/15/42 (b)	11,520,391	11,596,555
Freddie Mac Structured Pass-Through Securities 0.453%, 08/25/31 (b)	73,820	72,011
Freddie Mac Structured Pass-Through Securities (CMO) 1.374%, 10/25/44 (b)	4,393,998	4,436,651
1.374%, 02/25/45 (b)	1,321,882	1,340,283
Ginnie Mae (CMO) 0.492%, 03/20/37 (b)	7,024,663	7,047,697

		57,434,054

Federal Agencies—0.8%
Federal Home Loan Mortgage Corp. 2.500%, 10/02/19	18,100,000	18,299,698
Federal National Mortgage Association 1.250%, 03/14/14	10,700,000	10,778,099

		29,077,797

U.S. Treasury—93.6%
U.S. Treasury Inflation Indexed Bonds 0.125%, 01/15/23 (c)	213,688,591	207,194,381
0.625%, 02/15/43 (c) (d)	46,838,409	39,391,851
0.750%, 02/15/42 (c)	17,496,400	15,402,291
1.750%, 01/15/28 (c)	161,785,280	181,262,772
2.000%, 01/15/26 (c) (e) (f)	99,834,918	115,285,969
2.125%, 02/15/40	25,605,706	31,118,922
2.375%, 01/15/25 (c) (d) (e) (f)	190,490,906	226,922,292
2.375%, 01/15/27 (c) (d) (e)	123,924,194	149,202,747
2.500%, 01/15/29	61,086,276	75,346,134
3.625%, 04/15/28 (c)	59,849,976	83,065,243
3.875%, 04/15/29 (c) (d) (e) (f)	144,358,859	208,057,205

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16 (c) (d) (e) (f)	140,873,500	$144,494,372
0.125%, 04/15/17 (c) (d) (f)	19,660,974	20,172,474
0.125%, 01/15/22 (c) (d) (e)	123,518,574	120,980,638
0.125%, 07/15/22 (c)	252,765,416	247,058,478
0.500%, 04/15/15 (c)	22,857,456	23,427,110
0.625%, 07/15/21 (c) (d)	294,031,852	303,449,986
1.125%, 01/15/21 (c)	51,986,079	55,596,668
1.250%, 04/15/14 (c)	67,899,177	68,827,495
1.250%, 07/15/20 (c)	186,859,506	202,976,138
1.375%, 07/15/18	2,695,925	2,944,457
1.375%, 01/15/20 (d) (e)	129,524,703	141,121,179
1.625%, 01/15/15	83,299,572	86,612,063
1.625%, 01/15/18 (c)	18,979,983	20,775,660
1.875%, 07/15/13	6,203,939	6,209,268
1.875%, 07/15/15	80,936,027	86,038,801
1.875%, 07/15/19	2,395,976	2,701,276
2.000%, 07/15/14	101,529,395	104,813,262
2.000%, 01/15/16	33,390,885	35,861,276
2.375%, 01/15/17	3,857,120	4,275,378
2.625%, 07/15/17 (d) (e) (f)	141,146,342	160,123,891
U.S. Treasury Notes 0.250%, 03/31/14 (d)	93,000	93,062
0.250%, 04/30/14 (e) (f)	913,000	913,606
1.250%, 04/15/14 (f)	690,000	695,849
2.000%, 02/15/23	100,000	96,242

		3,172,508,436

Total U.S. Treasury & Government Agencies (Cost $3,419,532,847)		3,259,020,287

Corporate Bonds & Notes—7.9%

Banks—6.8%
Achmea Hypotheekbank NV 3.200%, 11/03/14 (144A)	483,000	501,354
Ally Financial, Inc. 3.475%, 02/11/14 (b)	17,600,000	17,668,464
3.672%, 06/20/14 (b)	1,300,000	1,311,492
ANZ National International, Ltd. 0.714%, 08/19/14 (144A) (b)	5,000,000	5,018,755
Banco Bradesco S.A. of the Cayman Islands 2.374%, 05/16/14 (144A) (b)	16,200,000	16,350,725
Banco Mercantil del Norte S.A. 4.375%, 07/19/15 (144A)	5,600,000	5,810,000
Banco Santander Brazil S.A. 2.373%, 03/18/14 (144A) (b)	1,200,000	1,194,205
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	5,000,000	5,250,000
BPCE S.A. 2.375%, 10/04/13 (144A)	10,740,000	10,787,256
Commonwealth Bank of Australia 0.553%, 09/17/14 (144A) (b)	7,500,000	7,521,150
0.697%, 07/12/13 (144A) (b)	29,700,000	29,704,782
0.773%, 06/25/14 (144A) (b) (g)	7,900,000	7,934,855

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Dexia Credit Local S.A. 0.756%, 04/29/14 (144A) (b)	32,400,000	$32,453,104
Duesseldorfer Hypothekenbank AG 1.875%, 12/13/13 (EUR)	13,578,000	17,804,264
Eksportfinans ASA 2.375%, 05/25/16	4,100,000	3,925,750
ICICI Bank, Ltd. 2.023%, 02/24/14 (144A) (b)	4,500,000	4,508,860
ING Bank Australia, Ltd. 3.469%, 06/24/14 (AUD) (b)	800,000	734,740
Intesa Sanpaolo S.p.A.
2.674%, 02/24/14 (144A) (b)	27,700,000	27,801,770
3.125%, 01/15/16	3,200,000	3,146,426
Morgan Stanley
0.579%, 01/09/14 (b)	8,925,000	8,901,134
Swedbank AB
3.375%, 05/27/14 (EUR)	6,240,000	8,348,482
Turkiye Garanti Bankasi A/S
2.776%, 04/20/16 (144A) (b)	1,600,000	1,564,000
Westpac Banking Corp.
2.700%, 12/09/14 (144A)	4,900,000	5,049,327
3.585%, 08/14/14 (144A) (g)	6,700,000	6,933,696

		230,224,591

Diversified Financial Services—0.5%
Credit Agricole Home Loan SFH
1.026%, 07/21/14 (144A) (b)	2,000,000	2,007,108
HSBC Finance Corp.
0.527%, 01/15/14 (b)	3,800,000	3,796,367
Hyundai Capital Services, Inc.
4.375%, 07/27/16 (144A)	1,700,000	1,802,072
LeasePlan Corp. NV
3.250%, 05/22/14 (EUR)	6,000,000	8,016,328
RCI Banque S.A.
2.148%, 04/11/14 (144A) (b)	1,600,000	1,603,310

		17,225,185

Home Builders—0.2%
D.R. Horton, Inc.
5.250%, 02/15/15	7,500,000	7,800,000

Media—0.2%
DISH DBS Corp.
7.000%, 10/01/13	6,200,000	6,268,200

Oil & Gas—0.1%
Petrobras International Finance Co.
3.875%, 01/27/16	4,300,000	4,423,952

Pipelines—0.1%
AK Transneft OJSC Via TransCapitalInvest, Ltd.
7.700%, 08/07/13 (144A)	2,700,000	2,708,727

Total Corporate Bonds & Notes (Cost $265,820,621)		268,650,655

Foreign Government—6.4%
Security Description	Principal Amount*	Value

Provincial—0.7%
New South Wales Treasury Corp.
2.500%, 11/20/35 (AUD)	2,500,000	$2,617,099
2.750%, 11/20/25 (AUD)	17,300,000	19,562,284

		22,179,383

Sovereign—5.7%
Australia Government Bonds
3.000%, 09/20/25 (AUD)	1,997,000	2,350,886
4.000%, 08/20/20 (AUD)	16,700,000	28,059,068
Brazil Notas do Tesouro Nacional Series B
6.000%, 08/15/40 (BRL)	7,600,000	8,575,660
6.000%, 08/15/50 (BRL)	5,300,000	6,032,885
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/18 (EUR)	39,183,000	53,442,696
Canadian Government Bonds
4.250%, 12/01/21 (CAD)	18,019,644	22,378,146
Instituto de Credito Oficial
1.966%, 03/25/14 (EUR) (b)	20,800,000	26,846,884
Italy Buoni Ordinari del Tesoro BOT
Zero Coupon, 09/13/13 (EUR)	24,900,000	32,373,928
United Kingdom Gilt Inflation Linked
2.500%, 07/26/16 (GBP)	2,800,000	14,511,806

		194,571,959

Total Foreign Government (Cost $231,417,522)		216,751,342

Mortgage-Backed Securities—5.1%

Collateralized Mortgage Obligations—3.3%
American General Mortgage Loan Trust
5.150%, 03/25/58 (144A) (b)	2,339,297	2,359,850
Arran Residential Mortgages Funding plc
1.402%, 11/19/47 (144A) (EUR) (b)	608,555	792,901
Banc of America Funding Corp.
2.701%, 02/20/36 (b)	2,085,002	2,050,606
Banc of America Mortgage Securities, Inc.
2.798%, 06/25/35 (b)	521,389	478,835
3.110%, 09/25/35 (b)	294,778	268,555
4.871%, 11/25/34 (b)	123,021	118,992
6.500%, 09/25/33	74,640	76,944
BCAP LLC Trust
5.340%, 03/26/37 (144A) (b)	2,617,761	2,400,685
Bear Stearns Adjustable Rate Mortgage Trust
2.240%, 08/25/35 (b)	222,213	219,753
2.600%, 03/25/35 (b)	1,576,502	1,553,763
2.793%, 03/25/35 (b)	9,583	9,475
2.836%, 03/25/35 (b)	802,466	731,804
3.148%, 01/25/35 (b)	3,341,561	3,279,779
Bear Stearns ALT-A Trust
0.353%, 02/25/34 (b)	337,012	327,641
2.864%, 09/25/35 (b)	2,219,306	1,818,690
Chase Mortgage Finance Corp.
2.758%, 02/25/37 (b)	256,132	248,936

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc.
2.270%, 09/25/35 (b)	349,097	$341,441
2.290%, 09/25/35 (b)	325,338	315,853
2.540%, 05/25/35 (b)	72,649	70,318
2.570%, 10/25/35 (b)	5,440,043	5,216,262
Countrywide Alternative Loan Trust
0.372%, 02/20/47 (b)	1,577,697	1,045,879
0.373%, 05/25/47 (b)	541,239	410,333
0.473%, 12/25/35 (b)	45,036	36,495
5.500%, 06/25/35	1,200,000	1,076,828
Countrywide Home Loan Mortgage Pass-Through Trust
0.483%, 04/25/35 (b)	1,253,600	1,060,157
0.533%, 06/25/35 (144A) (b)	219,644	197,441
2.778%, 11/19/33 (b)	50,009	47,921
2.963%, 08/25/34 (b)	354,845	306,307
4.835%, 11/20/34 (b)	749,425	684,831
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.293%, 10/25/36 (b)	52,736	26,258
5.869%, 10/25/36	932,713	681,707
5.886%, 10/25/36	932,713	682,437
First Horizon Alternative Mortgage Securities 2.334%, 06/25/34 (b)	436,424	428,111
Granite Mortgages plc 0.889%, 09/20/44 (GBP) (b)	960,649	1,427,494
Greenpoint Mortgage Funding Trust 0.273%, 10/25/46 (b)	58	57
0.413%, 06/25/45 (b)	511,357	451,608
0.463%, 11/25/45 (b)	227,210	187,329
GSR Mortgage Loan Trust 2.664%, 09/25/35 (b)	773,103	759,469
2.816%, 05/25/35 (b)	981,870	877,114
3.025%, 01/25/35 (b)	618,419	601,028
5.099%, 11/25/35 (b)	1,589,622	1,442,648
Harborview Mortgage Loan Trust 0.412%, 05/19/35 (b)	130,280	106,955
0.472%, 02/19/36 (b)	267,723	191,763
Holmes Master Issuer plc 1.561%, 10/15/54 (144A) (EUR) (b)	12,553,335	16,458,540
Indymac Index Mortgage Loan Trust 2.845%, 11/25/35 (b)	1,569,704	1,340,131
JPMorgan Mortgage Trust 2.240%, 07/27/37 (144A) (b)	1,491,659	1,282,826
2.858%, 07/25/35 (b)	492,452	491,916
2.974%, 07/25/35 (b)	500,051	491,965
3.010%, 08/25/35 (b)	896,625	823,128
3.094%, 08/25/35 (b)	674,914	657,723
4.480%, 02/25/35 (b)	905,648	905,178
5.119%, 06/25/35 (b)	2,472,143	2,491,235
5.207%, 09/25/35 (b)	273,236	265,684
Master Adjustable Rate Mortgages Trust 2.301%, 12/25/33 (b)	351,499	347,254
2.626%, 11/21/34 (b)	561,069	572,588
Mellon Residential Funding Corp. 0.633%, 12/15/30 (b)	71,140	68,051

Collateralized Mortgage Obligations—(Continued)
Mellon Residential Funding Corp. 0.893%, 11/15/31 (b)	493,117	$480,852
Merrill Lynch Mortgage Investors, Inc. 5.003%, 12/25/35 (b)	527,945	487,414
MLCC Mortgage Investors, Inc. 0.443%, 11/25/35 (b)	257,580	237,813
1.193%, 10/25/35 (b)	433,023	426,044
1.664%, 10/25/35 (b)	1,769,460	1,709,751
National Credit Union Administration Guaranteed Notes 0.643%, 10/07/20 (b)	4,061,855	4,082,164
0.753%, 12/08/20 (b)	5,800,694	5,836,949
Permanent Master Issuer plc 1.511%, 07/15/42 (144A) (EUR) (b)	1,500,000	1,963,482
RBSSP Resecuritization Trust 2.590%, 07/26/45 (144A) (b)	10,590,032	10,986,321
Residential Accredit Loans, Inc. 0.493%, 08/25/35 (b)	221,285	172,388
1.528%, 09/25/45 (b)	228,314	189,900
Sequoia Mortgage Trust 0.392%, 07/20/36 (b)	2,257,743	1,994,458
0.892%, 10/19/26 (b)	130,103	128,171
Structured Adjustable Rate Mortgage Loan Trust 1.563%, 01/25/35 (b)	175,827	133,383
2.578%, 02/25/34 (b)	308,497	304,767
5.500%, 12/25/34 (b)	664,779	639,718
Structured Asset Mortgage Investments, Inc. 0.383%, 06/25/36 (b)	134,975	105,724
0.403%, 05/25/46 (b)	62,001	38,207
0.442%, 07/19/35 (b)	324,345	285,868
0.852%, 10/19/34 (b)	157,410	154,354
Structured Asset Securities Corp. 2.718%, 10/28/35 (144A) (b)	177,601	166,400
Swan Trust 4.110%, 04/25/41 (AUD) (b)	386,628	349,322
TBW Mortgage Backed Pass-Through Certificates 6.015%, 07/25/37	403,474	340,481
Thornburg Mortgage Securities Trust 6.098%, 09/25/37 (b)	2,992,283	3,090,517
WaMu Mortgage Pass-Through Certificates 0.453%, 11/25/45 (b)	243,338	216,373
0.483%, 10/25/45 (b)	1,535,900	1,388,265
0.939%, 05/25/47 (b)	621,297	523,449
0.979%, 12/25/46 (b)	143,453	125,785
1.169%, 08/25/46 (b)	10,541,878	8,593,559
1.174%, 02/25/46 (b)	248,097	222,448
1.368%, 11/25/42 (b)	35,230	32,232
2.470%, 07/25/46 (b)	959,018	879,280
2.470%, 11/25/46 (b)	343,952	302,332
2.862%, 12/25/35 (b)	361,162	329,133
5.273%, 08/25/35 (b)	331,110	317,889
Wells Fargo Mortgage Backed Securities Trust 2.626%, 09/25/34 (b)	701,052	707,761
2.649%, 10/25/35 (b)	32,602	31,658
2.696%, 11/25/34 (b)	367,207	365,856

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage Backed Securities Trust 2.720%, 04/25/36 (b)	1,502,413	$1,403,257
2.770%, 03/25/36 (b)	245,031	231,338
5.592%, 04/25/36 (b)	621,598	592,115

		112,174,650

Commercial Mortgage-Backed Securities—1.8%
Banc of America Large Loan, Inc. 2.493%, 11/15/15 (144A) (b)	20,805,240	20,821,385
5.665%, 02/17/51 (144A) (b)	1,000,000	1,138,400
5.698%, 06/24/50 (144A) (b)	1,700,000	1,923,669
Banc of America Merrill Lynch Commercial Mortgage, Inc. 0.363%, 06/10/49 (144A) (b)	56,567	56,446
5.857%, 06/10/49 (b)	1,156,567	1,288,286
5.935%, 02/10/51 (b)	1,100,000	1,241,838
Commercial Mortgage Pass-Through Certificates 3.156%, 07/10/46 (144A)	2,262,339	2,350,683
Credit Suisse Mortgage Capital Certificates 5.383%, 02/15/40 (144A)	1,600,000	1,752,371
5.467%, 09/18/39 (144A) (b)	1,891,942	2,083,847
Eclipse, Ltd. 0.674%, 01/25/20 (GBP) (b)	701,833	1,019,417
GS Mortgage Securities Corp. II 1.103%, 03/06/20 (144A) (b)	461,633	462,720
1.260%, 03/06/20 (144A) (b)	3,600,000	3,609,069
4.592%, 08/10/43 (144A)	25,000	26,853
JPMorgan Chase Commercial Mortgage Securities Corp. 4.654%, 01/12/37	368,245	369,242
5.794%, 02/12/51 (b)	1,500,000	1,707,185
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	5,400,000	6,048,043
RBSCF Trust 6.208%, 12/16/49 (144A) (b)	2,600,000	2,880,629
Vornado DP LLC 4.004%, 09/13/28 (144A)	7,000,000	7,295,330
Wachovia Bank Commercial Mortgage Trust 0.273%, 06/15/20 (144A) (b)	2,037,990	2,020,462
5.088%, 08/15/41 (b)	1,500,000	1,546,218

		59,642,093

Total Mortgage-Backed Securities (Cost $163,892,184)		171,816,743

Asset-Backed Securities—2.7%

Asset-Backed - Credit Card—0.2%
Citibank Omni Master Trust 2.943%, 08/15/18 (144A) (b)	7,100,000	7,291,437

Asset-Backed - Home Equity—0.2%
Asset Backed Funding Certificates 0.893%, 06/25/34 (b)	664,229	622,416

Asset-Backed - Home Equity—(Continued)
Bear Stearns Asset Backed Securities Trust 0.853%, 10/25/32 (b)	19,464	$18,064
1.193%, 10/25/37 (b)	3,005,895	2,592,773
Carrington Mortgage Loan Trust 0.513%, 10/25/35 (b)	144,151	143,532
First NLC Trust 0.263%, 08/25/37 (144A) (b)	1,567,873	765,423
HSBC Home Equity Loan Trust 0.342%, 03/20/36 (b)	1,839,960	1,823,089
HSI Asset Securitization Corp. Trust 0.243%, 10/25/36 (b)	9,115	4,382
Soundview Home Loan Trust 0.253%, 11/25/36 (144A) (b)	62,914	23,235

		5,992,914

Asset-Backed - Other—1.6%
Alzette European CLO S.A. 0.590%, 12/15/20 (144A) (b)	430,554	427,281
American Money Management Corp. 0.498%, 05/03/18 (144A) (b)	51,533	51,432
Aquilae CLO plc 0.581%, 01/17/23 (EUR) (b)	3,596,683	4,579,489
ARES CLO, Ltd. 0.502%, 03/12/18 (144A) (b)	1,356,140	1,348,519
Conseco Finance Securitizations Corp. 6.681%, 12/01/33 (b)	2,788,378	2,865,117
Countrywide Asset-Backed Certificates 0.373%, 07/25/36 (b)	4,266,141	4,136,894
0.443%, 04/25/36 (b)	257,353	249,644
Credit-Based Asset Servicing and Securitization LLC 0.313%, 07/25/37 (144A) (b)	173,774	87,653
CSAB Mortgage Backed Trust 5.720%, 09/25/36	1,058,896	858,568
Duane Street CLO 0.525%, 11/08/17 (144A) (b)	155,015	154,825
Equity One ABS, Inc. 0.493%, 04/25/34 (b)	115,686	95,488
Gallatin Funding, Ltd. 0.525%, 08/15/17 (144A) (b)	129,622	129,266
Harbourmaster CLO, Ltd. 0.469%, 06/15/20 (EUR) (b)	371,089	476,350
Harvest CLO S.A. 0.825%, 03/29/17 (EUR) (b)	137,151	178,018
Hillmark Funding 0.524%, 05/21/21 (144A) (b)	15,600,000	15,091,565
JPMorgan Mortgage Acquisition Corp. 0.253%, 03/25/47 (b)	388,114	362,370
Landmark CDO, Ltd. 0.575%, 06/01/17 (144A) (b)	701,013	699,552
Magi Funding plc 0.578%, 04/11/21 (144A) (EUR) (b)	1,860,163	2,365,900
Morgan Stanley IXIS Real Estate Capital Trust 0.243%, 11/25/36 (b)	875	370
Nautique Funding, Ltd. 0.527%, 04/15/20 (144A) (b)	962,297	934,039

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Navigare Funding CLO, Ltd. 0.534%, 05/20/19 (144A) (b)	158,581	$157,411
NYLIM Flatiron CLO, Ltd. 0.495%, 08/08/20 (144A) (b)	600,000	588,800
Park Place Securities, Inc. 0.453%, 09/25/35 (b)	30,826	29,882
1.213%, 12/25/34 (b)	2,216,901	2,213,645
Penta CLO S.A. 0.518%, 06/04/24 (EUR) (b)	4,357,383	5,384,841
Small Business Administration Participation Certificates 5.510%, 11/01/27	4,109,458	4,575,135
Structured Asset Securities Corp. 0.333%, 05/25/47 (b)	3,200,000	2,915,027
1.694%, 04/25/35 (b)	575,694	535,056
Symphony CLO, Ltd. 0.515%, 05/15/19 (144A) (b)	3,500,000	3,466,765
Wood Street CLO B.V. 0.587%, 03/29/21 (144A) (EUR) (b)	566,099	720,413

		55,679,315

Asset-Backed - Student Loan—0.7%
College Loan Corp. Trust 0.526%, 01/25/24 (b)	900,000	873,932
Nelnet Student Loan Trust 0.976%, 07/25/18 (b)	459,095	460,088
North Carolina State Education Assistance Authority 0.726%, 10/26/20 (b)	2,200,184	2,201,900
SLM Student Loan Trust 0.286%, 10/25/17 (b)	573,536	570,880
0.366%, 07/25/22 (b)	123,269	123,217
0.776%, 10/25/17 (b)	480,408	480,796
1.776%, 04/25/23 (b)	16,292,140	16,750,748
1.843%, 12/15/17 (144A) (b)	532,096	533,568
2.350%, 04/15/39 (144A) (b) (g)	1,881,634	1,887,252

		23,882,381

Total Asset-Backed Securities (Cost $90,389,409)		92,846,047

Floating Rate Loans (b)—0.5%

Diversified Financial Services—0.3%
Springleaf Finance Corp. Term Loan 4.250%, 05/10/17	8,791,470	8,811,602

Healthcare-Services—0.2%
Iasis Healthcare LLC Term Loan 3.250%, 05/03/18	7,136,389	7,134,605

Total Floating Rate Loans (Cost $15,871,490)		15,946,207

Convertible Preferred Stock—0.0%
Security Description	Shares/ Contracts/ Principal Amount*	Value

Commercial Banks—0.0%
Wells Fargo & Co. Series L 7.500%, 12/31/49 (Cost $900,000)	900	$1,074,600

Purchased Option—0.0%

Put Option—0.0%
OTC - 30 Year Interest Rate Swap 3.875%, Expires 04/14/14 (Counterparty- Deutsche Bank Securities) (Cost $1,032,255)	20,300,000	761,128

Municipals—0.0%
Tobacco Settlement Financing Corp. 7.467%, 06/01/47 (Cost $726,260)	760,000	653,858

Short-Term Investments—44.9%

Commercial Paper—2.3%
Banco Bilbao Vizcaya Argentaria S.A. 3.094%, 10/21/13 (h)	1,600,000	1,584,469
Dexia Credit Local S.A. 1.700%, 09/06/13	18,700,000	18,700,000
1.400%, 09/20/13	24,700,000	24,700,000
Santander S.A. 1.704%, 10/11/13 (h)	800,000	796,124
Standard Chartered Bank 0.935%, 10/01/13 (h)	30,800,000	30,725,225

		76,505,818

Discount Note—0.1%
Federal Home Loan Bank 0.067%, 09/06/13 (h)	1,400,000	1,399,713

Foreign Government—3.5%
Japan Treasury Bills 0.032%, 08/05/13 (JPY) (h)	10,810,000,000	108,985,901
0.039%, 08/12/13 (JPY) (h)	790,000,000	7,964,503

		116,950,404

U.S. Treasury—2.0%
U.S. Treasury Bills 0.035%, 08/15/13 (h) (i)	1,020,000	1,019,955
0.081%, 02/06/14 (f) (h) (i)	1,511,000	1,510,252
0.082%, 02/06/14 (f) (h) (i)	2,230,000	2,228,876
0.083%, 02/06/14 (f) (h) (i)	1,785,000	1,784,095
0.084%, 02/06/14 (f) (h) (i)	1,956,000	1,954,984
0.085%, 02/06/14 (f) (h) (i)	862,000	861,551
0.086%, 02/06/14 (f) (h) (i)	1,835,000	1,834,036
0.086%, 02/06/14 (f) (h) (i)	153,000	152,920

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bills 0.088%, 02/06/14 (f) (h) (i)	540,000	$539,711
0.095%, 02/06/14 (f) (h) (i)	335,000	334,805
0.106%, 05/01/14 (h) (i)	836,000	835,252
0.113%, 05/01/14 (h) (i)	807,000	806,230
0.115%, 05/01/14 (h) (i)	950,000	949,077
0.116%, 05/01/14 (h) (i)	3,500,000	3,496,572
0.118%, 05/29/14 (f) (h) (i)	11,673,000	11,660,351
0.119%, 05/29/14 (f) (h) (i)	16,811,000	16,792,396
0.123%, 05/01/14 (h) (i)	545,000	544,436
0.127%, 04/03/14 (h) (i)	371,000	370,630
0.128%, 05/29/14 (f) (h) (i)	8,657,000	8,646,677
0.130%, 05/29/14 (f) (h) (i)	12,297,000	12,282,336
0.132%, 12/12/13 (f) (h) (i)	251,000	250,851

		68,855,993

Repurchase Agreements—37.0%
Barclays Capital, Inc. Repurchase Agreement dated 06/21/13 at 0.070% to be repurchased at $250,008,264 on 07/08/13 collateralized by $217,474,536 U.S. Treasury obligations with rates ranging from 2.000% - 4.500%, maturity dates ranging from 01/15/26 - 08/15/39 with a value of $251,661,978	250,000,000	250,000,000
Repurchase Agreement dated 06/27/13 at 0.090% to be repurchased at $215,003,225 on 07/03/13 collateralized by $216,292,022 U.S. Treasury Inflation Indexed Bonds with rates ranging from 0.125% - 1.250%, maturity dates ranging from 04/15/14 - 02/15/42 with a value of $220,980,389.	215,000,000	215,000,000
Repurchase Agreement dated 06/28/13 at 0.100% to be repurchased at $31,200,260 on 07/01/13 collateralized by $32,391,000 U.S. Treasury Note at 0.625% due 05/31/17 with a value of $31,879,838.	31,200,000	31,200,000
Repurchase Agreement dated 06/28/13 at 0.180% to be repurchased at $32,800,492 on 07/01/13 collateralized by $32,449,569 U.S. Treasury Inflation Indexed Note at 0.625% due 07/15/21 with a value of $33,533,320.	32,800,000	32,800,000
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 06/28/13 at 0.170% to be repurchased at $100,001,417 on 07/01/13 collateralized by $97,374,000 U.S. Treasury Note at 2.125% due 12/31/15 with a value of $101,287,948.	100,000,000	100,000,000

Repurchase Agreements—(Continued)
JPMorgan Securities, LLC Repurchase Agreement dated 06/28/13 at 0.120% to be repurchased at $142,601,426 on 07/01/13 collateralized by $155,461,000 U.S. Treasury Bond at 3.125% due 02/15/43 with a value of $145,149,583.	142,600,000	$142,600,000
Repurchase Agreement dated 06/28/13 at 0.200% to be repurchased at $461,107,685 on 07/01/13 collateralized by $470,593,000 U.S. Government obligations with rates ranging from 0.000% - 4.750%, maturity dates ranging from 05/15/14 - 06/26/14 with a value of $470,721,695.	461,100,000	461,100,000
Morgan Stanley & Co., LLC Repurchase Agreement dated 06/28/13 at 0.200% to be repurchased at $11,100,185 on 07/01/13 collateralized by $13,262,400 U.S. Treasury Bond at 2.750% due 11/15/42 with a value of $11,437,786.	11,100,000	11,100,000
Repurchase Agreement dated 06/28/13 at 0.220% to be repurchased at $11,000,202 on 07/01/13 collateralized by $10,128,000 Federal Home Loan Mortgage Corp. at 3.750% due 03/27/19 with a value of $11,147,586.	11,000,000	11,000,000

		1,254,800,000

Total Short-Term Investments (Cost $1,520,624,083)		1,518,511,928

Total Investments—163.6% (Cost $5,710,206,671) (j)		5,546,032,795
Other assets and liabilities (net)—(63.6)%		(2,155,111,146)

Net Assets—100.0%		$3,390,921,649

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of this security has been transferred in an open Secured-Borrowing Transaction. (See Note 2 of the Notes to Financial Statements.)
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2013, the market value of securities pledged was $5,286,442.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $2,228,728.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

(f)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2013, the market value of securities pledged was $13,372,291.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $16,755,803, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(h)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(i)	All or a portion of the security was pledged as collateral against open Secured-Borrowing transactions. As of June 30, 2013, the value of securities pledged amounted to $48,543,112.
(j)	As of June 30, 2013, the aggregate cost of investments was $5,710,206,671. The aggregate unrealized appreciation and depreciation of investments were $22,554,326 and $(186,728,202), respectively, resulting in net unrealized depreciation of $(164,173,876).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $296,259,702, which is 8.7% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Commonwealth Bank of Australia	06/18/09	$7,900,000	$7,900,000	$7,934,855
SLM Student Loan Trust	05/05/11	1,881,634	1,904,949	1,887,252
Westpac Banking Corp.	08/12/10	6,700,000	7,210,255	6,933,696

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	4,891,000	Deutsche Bank AG	07/10/13	$4,628,661	$(158,227)
AUD	7,424,000	Deutsche Bank AG	07/10/13	7,227,026	(441,399)
AUD	4,083,000	JPMorgan Chase Bank N.A.	07/10/13	3,924,420	(192,508)
BRL	2,652,050	JPMorgan Chase Bank N.A.	07/02/13	1,196,990	(8,449)
BRL	2,649,690	Morgan Stanley & Co., LLC	07/02/13	1,180,000	7,483
BRL	44,706,301	UBS AG	08/02/13	22,003,299	(2,107,746)
EUR	9,425,000	Barclays Bank plc	07/02/13	12,521,405	(253,359)
EUR	4,646,000	Deutsche Bank AG	07/02/13	6,226,927	(179,464)
EUR	8,297,000	Deutsche Bank AG	07/02/13	10,983,128	(183,343)
EUR	116,267,000	Deutsche Bank AG	07/02/13	152,379,531	(1,040,654)
EUR	14,430,000	JPMorgan Chase Bank N.A.	07/02/13	18,878,264	(95,462)
EUR	141,791,000	Morgan Stanley & Co., LLC	07/02/13	188,238,612	(3,676,435)
GBP	2,895,000	Credit Suisse International	07/02/13	4,356,973	46,176
GBP	11,341,000	Goldman Sachs & Co.	07/02/13	17,512,772	(263,683)
GBP	7,597,000	JPMorgan Chase Bank N.A.	07/02/13	11,867,921	(313,267)
INR	183,597,960	Citibank N.A.	07/15/13	3,354,000	(271,604)
INR	322,806,350	Credit Suisse International	07/15/13	5,749,000	(329,457)
INR	125,248,200	Goldman Sachs & Co.	07/15/13	2,310,000	(207,228)
INR	121,914,100	JPMorgan Chase Bank N.A.	07/15/13	2,230,000	(183,204)
INR	54,850,400	UBS AG	07/15/13	1,012,000	(91,126)
INR	510,999,840	UBS AG	07/15/13	9,099,000	(519,907)
INR	1,319,416,850	UBS AG	10/17/13	21,940,913	(125,991)
JPY	362,400,000	Citibank N.A.	07/18/13	3,844,885	(190,706)
JPY	790,000,000	Citibank N.A.	07/18/13	7,955,874	9,914
JPY	539,300,000	Credit Suisse International	07/18/13	5,719,965	(282,054)
JPY	1,416,200,000	JPMorgan Chase Bank N.A.	07/18/13	14,495,736	(215,800)
MXN	311,203,540	UBS AG	09/18/13	25,359,862	(1,507,635)

Contracts to Deliver
AUD	80,597,000	Westpac Banking Corp.	07/10/13	$78,856,105	$5,189,459
BRL	2,652,050	JPMorgan Chase Bank N.A.	07/02/13	1,180,000	(8,541)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	2,649,690	Morgan Stanley & Co., LLC	07/02/13	$1,195,924	$8,441
BRL	2,119,932	BNP Paribas S.A.	08/02/13	972,000	28,571
BRL	2,787,904	Barclays Bank plc	08/02/13	1,270,000	29,305
BRL	684,058	Barclays Bank plc	08/02/13	307,200	2,775
BRL	7,370,352	Deutsche Bank AG	08/02/13	3,240,000	(40,012)
BRL	933,574	Deutsche Bank AG	08/02/13	417,800	2,333
BRL	11,757,617	JPMorgan Chase Bank N.A.	08/02/13	5,377,000	144,532
BRL	1,432,368	JPMorgan Chase Bank N.A.	08/02/13	630,000	(7,444)
BRL	2,665,030	Morgan Stanley & Co., LLC	08/02/13	1,180,000	(6,013)
CAD	24,961,000	Barclays Bank plc	09/23/13	24,468,762	782,127
EUR	11,274,000	Credit Suisse International	07/02/13	14,575,399	(99,397)
EUR	141,791,000	Morgan Stanley & Co., LLC	07/02/13	183,151,718	(1,410,459)
EUR	141,791,000	UBS AG	07/02/13	188,238,612	3,676,435
EUR	116,267,000	Deutsche Bank AG	08/02/13	152,403,481	1,046,002
EUR	24,601,200	Barclays Bank plc	09/13/13	31,912,677	(119,599)
GBP	21,831,000	Deutsche Bank AG	07/02/13	33,205,038	1,189
GBP	2,000	Deutsche Bank AG	07/02/13	3,063	21
GBP	11,341,000	Goldman Sachs & Co.	08/02/13	17,509,200	263,740
INR	1,319,416,850	UBS AG	07/15/13	22,306,287	154,812
INR	152,490,080	Barclays Bank plc	10/17/13	2,518,000	(3,234)
INR	69,608,700	Barclays Bank plc	10/17/13	1,143,000	(7,894)
INR	49,440,000	Barclays Bank plc	10/17/13	824,000	6,571
INR	102,582,900	Deutsche Bank AG	10/17/13	1,710,000	13,919
INR	48,545,160	Deutsche Bank AG	10/17/13	794,000	(8,634)
INR	29,167,560	JPMorgan Chase Bank N.A.	10/17/13	478,000	(4,249)
INR	62,636,730	UBS AG	10/17/13	1,027,000	(8,621)
JPY	171,600,000	Barclays Bank plc	07/18/13	1,748,018	17,728
JPY	1,080,900,000	Citibank N.A.	07/18/13	11,035,109	136,096
JPY	789,800,000	Citibank N.A.	07/18/13	7,776,095	(187,676)
JPY	601,200,000	JPMorgan Chase Bank N.A.	07/18/13	6,079,396	17,331
JPY	10,810,000,000	Citibank N.A.	08/05/13	111,064,877	2,057,079
JPY	321,000,000	Citibank N.A.	08/12/13	3,249,942	12,880
JPY	469,000,000	Goldman Sachs & Co.	08/12/13	4,748,838	19,299

Net Unrealized Depreciation					$(1,076,263)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
90 Day EuroDollar Futures	09/14/15	586	USD	145,220,965	$(544,890)
90 Day EuroDollar Futures	03/14/16	1,118	USD	276,387,690	(1,820,865)
U.S. Treasury Bond Futures	09/19/13	213	USD	29,764,422	(829,703)
U.S. Treasury Note 10 Year Futures	09/19/13	104	USD	13,468,138	(305,638)

Net Unrealized Depreciation					$(3,501,096)

Options Written

Foreign Currency Options Written	Strike Price	Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - OTC USD vs JPY	$95	BNP Paribas S.A.	07/05/13	(11,300,000)	$(107,350)	$(5,300)	$102,050

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Options Written—(Continued)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	0.000	Deutsche Bank AG	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	01/22/2018	$(4,500,000)	$(43,650)	$(12,675)	$30,975
Floor - OTC CPURNSA Index	0.000	BNP Paribas S.A.	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/01/2018	(3,500,000)	(30,100)	(10,818)	19,282
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	(5,100,000)	(38,250)	(8,104)	30,146
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	(49,000,000)	(436,720)	(76,642)	360,078
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	(4,700,000)	(60,630)	(3,918)	56,712

Totals						$(609,350)	$(112,157)	$497,193

CPURNSA— Consumer Price All Urban Non-Seasonally Adjusted

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 2-Year Interest Rate Swap	1.600%	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	07/02/13	$	(96,800,000)	$(174,240)	$—	$174,240
Call - OTC - 10-Year Interest Rate Swap	1.800%	Barclays Bank plc	3-Month USD-LIBOR	Receive	07/29/13		(16,500,000)	(74,280)	(50)	74,230
Call - OTC - 10-Year Interest Rate Swap	1.800%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Receive	07/29/13		(25,700,000)	(83,260)	(77)	83,183
Call - OTC - 10-Year Interest Rate Swap	1.800%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	07/29/13		(26,300,000)	(122,455)	(79)	122,376
Call - OTC - 10-Year Interest Rate Swap	1.800%	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	07/29/13		(47,500,000)	(193,970)	(143)	193,827
Call - OTC - 5-Year Interest Rate Swap	0.750%	Deutsche Bank AG	3-Month USD-LIBOR	Receive	09/03/13		(5,900,000)	(4,130)	(159)	3,971
Put - OTC - 2-Year Interest Rate Swap	1.150%	Barclays Bank plc	6-Month EUR-LIBOR	Pay	07/24/13		(25,200,000)	(43,013)	(1,073)	41,940
Call - OTC - 5-Year Interest Rate Swap	0.750%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	09/03/13		(45,400,000)	(25,040)	(1,226)	23,814
Put - OTC - 2-Year Interest Rate Swap	1.150%	Credit Suisse International	6-Month EUR-LIBOR	Pay	07/24/13		(39,800,000)	(82,191)	(1,694)	80,497
Put - OTC - 5-Year Interest Rate Swap	1.700%	Citibank N.A.	6-Month EUR-LIBOR	Pay	07/24/13		(5,600,000)	(25,234)	(3,054)	22,180
Put - OTC - 5-Year Interest Rate Swap	1.700%	Barclays Bank plc	6-Month EUR-LIBOR	Pay	07/24/13		(20,200,000)	(101,915)	(11,017)	90,898
Put - OTC - 10-Year Interest Rate Swap	2.650%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	07/29/13		(800,000)	(2,000)	(12,006)	(10,006)
Put - OTC - 5-Year Interest Rate Swap	1.700%	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	07/24/13		(23,800,000)	(125,406)	(12,980)	112,426
Put - OTC - 5-Year Interest Rate Swap	1.250%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	09/03/13		(5,900,000)	(15,930)	(127,440)	(111,510)
Put - OTC - 5-Year Interest Rate Swap	1.400%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	09/03/13		(15,400,000)	(51,220)	(244,198)	(192,978)
Put - OTC - 10-Year Interest Rate Swap	2.900%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	09/30/13		(24,900,000)	(431,828)	(414,084)	17,744
Put - OTC - 10-Year Interest Rate Swap	2.650%	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	07/29/13		(31,400,000)	(166,195)	(471,251)	(305,056)
Put - OTC - 5-Year Interest Rate Swap	2.850%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	04/14/14		(85,300,000)	(1,023,600)	(568,780)	454,820
Put - OTC - 5-Year Interest Rate Swap	1.450%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/03/13		(62,100,000)	(314,790)	(881,385)	(566,595)
Put - OTC - 10-Year Interest Rate Swap	2.900%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/30/13		(58,900,000)	(1,019,335)	(979,499)	39,836

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Options Written—(Continued)

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Interest Rate Swap	1.250%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/03/13	$	(45,400,000)	$(115,760)	$(980,640)	$(864,880)
Put - OTC - 5-Year Interest Rate Swap	1.500%	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	10/28/13		(59,800,000)	(165,725)	(1,066,114)	(900,389)
Put - OTC - 3-Year Interest Rate Swap	1.600%	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	07/02/13		(96,800,000)	(484,000)	(2,044,268)	(1,560,268)

Totals								$(4,845,517)	$(7,821,217)	$(2,975,700)

Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 10 Year U.S. Treasury Note Futures	$133.0	08/23/13	(195)	$(61,969)	$(6,095)	55,874
Put - 10 Year U.S. Treasury Note Futures	129.0	08/23/13	(195)	(109,937)	(545,391)	(435,454)

Totals				$(171,906)	$(551,486)	$(379,580)

Swap Agreements

OTC interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	INF EUR FRCPXTOB	2.000%	09/01/16	BNP Paribas S.A.	EUR	10,000,000	$383,583	$13,658	$369,925
Pay	INF EUR FRCPXTOB	1.950%	09/01/17	Credit Suisse International	EUR	5,400,000	205,125	31,816	173,309
Pay	INF EUR FRCPXTOB	1.950%	09/01/17	Societe Generale	EUR	16,500,000	626,770	—	626,770
Pay	INF EUR FRCPXTOB	2.000%	02/01/18	Citibank N.A.	EUR	3,200,000	110,255	1,033	109,222
Pay	INF EUR FRCPXTOB	2.000%	02/01/18	Deutsche Bank AG	EUR	2,100,000	72,355	1,463	70,892
Pay	INF EUR FRCPXTOB	2.000%	02/01/18	Morgan Stanley Capital Services, LLC	EUR	300,000	10,336	121	10,215
Pay	INF EUR FRCPXTOB	2.150%	04/01/21	BNP Paribas S.A.	EUR	3,200,000	108,947	37,259	71,688
Pay	INF EUR FRCPXTOB	2.150%	04/01/21	Citibank N.A.	EUR	2,700,000	91,924	42,131	49,793
Pay	INF EUR FRCPXTOB	2.150%	04/01/21	Credit Suisse International	EUR	2,100,000	71,496	3,291	68,205
Pay	INF EUR FRCPXTOB	2.150%	04/01/21	Deutsche Bank AG	EUR	8,200,000	279,177	156,053	123,124
Pay	INF EUR FRCPXTOB	2.150%	04/01/21	Goldman Sachs & Co.	EUR	8,700,000	296,200	76,648	219,552
Pay	INF EUR FRCPXTOB	2.150%	04/01/21	Morgan Stanley Capital Services, LLC	EUR	2,900,000	98,733	(10,586)	109,319
Pay	INF EUR FRCPXTOB	2.100%	07/25/21	BNP Paribas S.A.	EUR	6,300,000	249,628	(60,767)	310,395
Pay	INF EUR FRCPXTOB	1.950%	07/25/21	Credit Suisse International	EUR	1,900,000	7,103	(1,578)	8,681
Pay	INF EUR FRCPXTOB	2.100%	07/25/21	JPMorgan Chase Bank N.A.	EUR	2,500,000	99,059	(24,033)	123,092
Pay	INF EUR FRCPXTOB	2.100%	07/25/21	Societe Generale	EUR	4,200,000	166,419	(35,687)	202,106
Receive	INF USD CPURNSA	2.415%	02/12/17	Goldman Sachs & Co.	USD	39,500,000	(909,606)	21,811	(931,417)
Receive	INF USD CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	USD	27,900,000	(621,305)	33,197	(654,502)
Receive	INF USD CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(280,099)	—	(280,099)
Receive	INF USD CPURNSA	2.500%	07/15/22	BNP Paribas S.A.	USD	9,500,000	(218,747)	137,800	(356,547)
Receive	INF USD CPURNSA	2.500%	07/15/22	Deutsche Bank AG	USD	8,700,000	(200,326)	55,958	(256,284)
Receive	INF USD CPURNSA	2.500%	07/15/22	Citibank N.A.	USD	12,500,000	(287,825)	95,375	(383,200)
Receive	INF USD CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	32,900,000	(654,282)	—	(654,282)
Pay	IRS AUD	4.500%	12/11/23	UBS AG	AUD	1,000,000	(25,667)	(4,721)	(20,946)
Pay	ZCS BRL CDI	8.150%	01/02/15	Goldman Sachs & Co.	BRL	100,000	(796)	(240)	(556)
Pay	ZCS BRL CDI	8.255%	01/02/15	Goldman Sachs & Co.	BRL	13,300,000	(68,874)	16,785	(85,659)
Pay	ZCS BRL CDI	7.900%	01/02/15	JPMorgan Chase Bank N.A.	BRL	50,400,000	(450,954)	(179,944)	(271,010)
Pay	ZCS BRL CDI	8.630%	01/02/15	Morgan Stanley Capital Services, LLC	BRL	189,100,000	(327,377)	876,977	(1,204,354)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	ZCS BRL CDI	8.560%	01/02/15	UBS AG	BRL	28,200,000	$(158,772)	$21,275	$(180,047)
Pay	ZCS BRL CDI	8.260%	01/02/15	UBS AG	BRL	104,400,000	(535,299)	127,056	(662,355)

Totals							$(1,862,819)	$1,432,151	$(3,294,970)

Centrally cleared Interest Rate Swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.750%	06/19/43	USD	63,900,000	$4,970,389

Centrally cleared Credit Default Swap agreements

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Unrealized Appreciation
Markit CDX North America High Yield, Series 20	(5.000%)	06/20/18	4.286%	USD	19,700,000	$75,057

OTC Credit Default Swaps on corporate issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
D.R. Horton, Inc. 5.375%, due 6/15/2012	(1.000%)	03/20/15	JPMorgan Chase Bank N.A.	0.651%	USD	7,500,000	$(45,269)	$403,143	$(448,412)
Echostar DBS Corp. 6.625%, due 10/1/2014	(3.650%)	12/20/13	Citibank N.A.	0.459%	USD	6,200,000	(95,866)	—	(95,866)
Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	03/20/14	Goldman Sachs & Co.	1.628%	EUR	7,000,000	(92,280)	405,885	(498,165)
Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	03/20/14	JPMorgan Chase Bank N.A.	1.608%	USD	16,400,000	(166,007)	768,894	(934,901)

Totals							$(399,422)	$1,577,922	$(1,977,344)

OTC Credit Default Swaps on sovereign issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/20	Deutsche Bank AG	2.076%	USD	1,000,000	$(66,865)	$(33,147)	$(33,718)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(LIBOR)—	London InterBank Offered Rate
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,259,020,287	$—	$3,259,020,287
Total Corporate Bonds & Notes*	—	268,650,655	—	268,650,655
Total Foreign Government*	—	216,751,342	—	216,751,342
Total Mortgage-Backed Securities*	—	171,816,743	—	171,816,743
Total Asset-Backed Securities*	—	92,846,047	—	92,846,047
Total Floating Rate Loans*	—	15,946,207	—	15,946,207
Total Convertible Preferred Stock*	1,074,600	—	—	1,074,600
Total Purchased Option*	—	761,128	—	761,128
Total Municipals	—	653,858	—	653,858
Short-Term Investments
Commercial Paper	—	76,505,818	—	76,505,818
Discount Note	—	1,399,713	—	1,399,713
Foreign Government	—	116,950,404	—	116,950,404
U.S. Treasury	—	68,855,993	—	68,855,993
Repurchase Agreements	—	1,254,800,000	—	1,254,800,000
Total Short-Term Investments	—	1,518,511,928	—	1,518,511,928
Total Investments	$1,074,600	$5,544,958,195	$—	$5,546,032,795

Secured Borrowings (Liability)	$—	$(2,142,539,593)	$—	$(2,142,539,593)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$13,674,218	$—	$13,674,218
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(14,750,481)	—	(14,750,481)
Total Forward Contracts	$—	$(1,076,263)	$—	$(1,076,263)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(3,501,096)	$—	$—	$(3,501,096)
Written Options
Foreign Currency Options Written at Value	$—	$(5,300)	$—	$(5,300)
Inflation Capped Options at Value	—	(112,157)	—	(112,157)
Interest Rate Swaptions at Value	—	(7,821,217)	—	(7,821,217)
Options on Exchange-Traded Futures Contracts at Value	(551,486)	—	—	(551,486)
Total Written Options	$(551,486)	$(7,938,674)	$—	$(8,490,160)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,045,446	$—	$5,045,446

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,877,110	$—	$2,877,110
OTC Swap Contracts at Value (Liabilities)	—	(5,206,216)	—	(5,206,216)
Total OTC Swap Contracts	$—	$(2,329,106)	$—	$(2,329,106)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Loss	Change in Unrealized Appreciation	Sales		Balance as of June 30, 2013	Change in Unrealized Appreciation/(Depreciation) from investments still held at June 30, 2013
Asset-Backed Securities
Asset-Backed - Automobile	$282,112	$(1,093)	$4,152	$(285,171	) (a)	$—	$—

(a)	Sales include principal reductions.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2013

Assets
Investments at value (a)	$4,291,232,795
Repurchase Agreement	1,254,800,000
Cash	520,556
Cash denominated in foreign currencies (b)	315,358
Cash collateral for centrally cleared swaps	764,000
Swaps at market value (c)	2,877,110
Unrealized appreciation on forward foreign currency exchange contracts	13,674,218
Receivable for:
Investments sold	1,881,752
TBA securities sold	6,045,938
Open swap cash collateral	420,000
Fund shares sold	1,674,559
Interest	19,789,577
Variation margin on futures contracts	31,149
Swap interest	447
Variation margin on swap contracts	360,370
Miscellaneous assets	418,250

Total Assets	5,594,806,079
Liabilities
Payables for:
Investments purchased	1,535,022
TBA securities purchased	20,072,344
Secured borrowings	2,142,539,593
Fund shares redeemed	2,393,626
Cash collateral (d)	6,140,000
Options written at value (e)	8,490,160
Swaps at market value (f)	5,206,216
Unrealized depreciation on forward foreign currency exchange contracts	14,750,481
Variation margin on swap contracts	326,197
Swap interest	284,352
Accrued Expenses:
Management fees	1,338,440
Distribution and service fees	378,885
Deferred trustees’ fees	41,001
Other expenses	388,113

Total Liabilities	2,203,884,430

Net Assets	$3,390,921,649

Net Assets Consist of:
Paid in surplus	$3,688,148,487
Distributions in excess of net investment income	(567,132)
Accumulated net realized loss	(124,258,548)
Unrealized depreciation on investments, written options contracts, futures contracts, swap contracts and foreign currency transactions	(172,401,158)

Net Assets	$3,390,921,649

Net Assets
Class A	$1,584,418,048
Class B	1,746,756,928
Class E	59,746,673
Capital Shares Outstanding*
Class A	157,468,567
Class B	174,574,718
Class E	5,964,802
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.06
Class B	10.01
Class E	10.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $4,455,406,671.
(b)	Identified cost of cash denominated in foreign currencies was $322,465.
(c)	Net premium paid on swaps was $230,822.
(d)	Includes collateral of $5,895,000 for swaps and $245,000 for TBA.
(e)	Premiums received on written options were $5,734,123.
(f)	Net premium paid on swaps was $2,746,104.

Statement of Operations

Six Months Ended June 30, 2013

Investment Income
Dividends	$33,750
Interest	18,215,236

Total investment income	18,248,986
Expenses
Management fees	8,519,620
Administration fees	45,942
Custodian and accounting fees	308,580
Distribution and service fees—Class B	2,394,369
Distribution and service fees—Class E	49,887
Interest expense	1,206,759
Audit and tax services	57,265
Legal	9,658
Trustees’ fees and expenses	13,466
Shareholder reporting	92,560
Insurance	11,716
Miscellaneous	10,481

Total expenses	12,720,303

Net Investment Income	5,528,683

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	1,563,770
Futures contracts	115,471
Written options contracts	1,482,396
Swap contracts	2,990,482
Foreign currency transactions	40,781,606

Net realized gain	46,933,725

Net change in unrealized depreciation on:
Investments	(334,462,876)
Futures contracts	(3,909,686)
Written options contracts	(3,628,312)
Swap contracts	(2,445,316)
Foreign currency transactions	(8,148,541)

Net change in unrealized depreciation	(352,594,731)

Net realized and unrealized loss	(305,661,006)

Net Decrease in Net Assets From Operations	$(300,132,323)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,528,683	$57,240,269
Net realized gain	46,933,725	70,588,931
Net change in unrealized appreciation (depreciation)	(352,594,731)	193,939,080

Increase (decrease) in net assets from operations	(300,132,323)	321,768,280

From Distributions to Shareholders
Net investment income
Class A	(38,778,159)	(53,342,842)
Class B	(39,507,606)	(58,088,625)
Class E	(1,439,192)	(2,029,280)
Net realized capital gains
Class A	(92,280,355)	(97,891,576)
Class B	(105,520,314)	(114,231,139)
Class E	(3,658,670)	(3,877,625)

Total distributions	(281,184,296)	(329,461,087)

Increase in net assets from capital share transactions	241,384,446	314,104,962

Total Increase (Decrease) in Net Assets	(339,932,173)	306,412,155

Net Assets
Beginning of period	3,730,853,822	3,424,441,667

End of period	$3,390,921,649	$3,730,853,822

Undistributed (Distributions in Excess of) Net Investment Income
End of period	$(567,132)	$73,629,142

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,985,387	$113,391,937	13,387,571	$157,992,826
Reinvestments	11,979,754	131,058,514	13,539,339	151,234,418
Redemptions	(6,877,166)	(76,226,710)	(16,943,909)	(198,039,040)

Net increase	15,087,975	$168,223,741	9,983,001	$111,188,204

Class B
Sales	8,647,030	$97,405,415	24,402,427	$286,988,583
Reinvestments	13,317,532	145,027,920	15,496,382	172,319,764
Redemptions	(15,389,815)	(168,926,038)	(22,798,433)	(265,107,764)

Net increase	6,574,747	$73,507,297	17,100,376	$194,200,583

Class E
Sales	387,508	$4,341,875	1,224,519	$14,365,196
Reinvestments	467,694	5,097,862	530,719	5,906,905
Redemptions	(877,066)	(9,786,329)	(988,046)	(11,555,926)

Net increase (decrease)	(21,864)	$(346,592)	767,192	$8,716,175

Increase derived from capital shares transactions		$241,384,446		$314,104,962

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Six Months Ended June 30, 2013

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(300,132,323)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(728,865,114)
Proceeds from investments sold	923,780,030
Sales of short-term investments, net	196,606,239
Net amortization/accretion of premium (discount)	14,534,693
Premium received on open written options, net	1,483,162
Increase in interest receivable	(2,052,248)
Increase in cash collateral, asset	(749,000)
Decrease in swaps at market value, asset	1,076,064
Decrease in receivable for variation margin on swap contracts	826,746
Increase in receivable for variation margin on futures contracts	(31,149)
Decrease in receivable for swap interest	21,733
Increase in unrealized appreciation on forward foreign currency exchange contracts	(1,703,023)
Increase in receivable for investments sold	(1,881,752)
Increase in receivable for TBA securities sold	(613,125)
Decrease in receivable for swap cash collateral	270,000
Decrease in miscellaneous assets	18,184
Increase in payable for investments purchased	1,389,416
Increase in payable for TBA securities purchased	20,072,344
Decrease in payable for securities sold short, at value	(5,432,814)
Decrease in cash collateral, liability	(6,000,000)
Increase in swaps at market value, liability	4,253,039
Decrease in payable for variation margin on futures contracts	(20,073)
Increase in unrealized depreciation on forward foreign currency exchange contracts	9,814,506
Increase in payable for swap interest	245,254
Increase in payable variation margin on swap contracts	326,197
Decrease in accrued management fees	(142,784)
Decrease in accrued distribution and service fees	(51,895)
Increase in deferred trustee’s fees	5,376
Increase in other expenses	68,165
Net realized gain from investments and written options	(3,046,166)
Net change in unrealized (appreciation) depreciation on investments and written options	338,091,188

Net cash provided by operating activities	$462,160,870

Cash Flows From Financing Activities
Proceeds from shares sold, net of receivable for shares sold	214,689,401
Payment on shares redeemed, net of payable for shares redeemed	(254,002,034)
Proceeds from issuance of reverse repurchase agreements	80,754,250
Repayment of reverse repurchase agreements	(80,754,250)
Proceeds from secured borrowings	8,357,106,050
Repayment of secured borrowings	(8,779,272,237)
Decrease cash due to custodian	(298,017)

Net cash used in financing activities	$(461,776,837)

Net increase in cash (a)	$384,033

Cash at beginning of period (b)	$451,881

Cash at end of period (c)	$835,914

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$281,184,296

Cash paid for interest and fees on borrowings:	$1,206,759

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(8,148,541).
(b)	Balance includes foreign currency at value of $451,881.
(c)	Balance includes foreign currency at value of $315,358.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.83		$11.91	$11.43	$11.17	$9.84	$10.98

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.20	0.24	0.16	0.29	0.40
Net realized and unrealized gain (loss) on investments	(0.89)		0.85	1.02	0.71	1.46	(1.09)

Total from investment operations	(0.87)		1.05	1.26	0.87	1.75	(0.69)

Less Distributions
Distributions from net investment income	(0.27)		(0.40)	(0.22)	(0.30)	(0.42)	(0.43)
Distributions from net realized capital gains	(0.63)		(0.73)	(0.56)	(0.31)	0.00	(0.02)

Total distributions	(0.90)		(1.13)	(0.78)	(0.61)	(0.42)	(0.45)

Net Asset Value, End of Period	$10.06		$11.83	$11.91	$11.43	$11.17	$9.84

Total Return (%) (b)	(7.97	)(c)	9.33	11.48	8.00	18.37	(6.88)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.56	(d)	0.58	0.51	0.51	0.53	0.53
Ratio of expenses to average net assets excluding interest expense (%)	0.50	(d)	0.50	0.50	0.51	0.53	0.53
Ratio of net investment income to average net assets (%)	0.44	(d)	1.70	2.07	1.38	2.78	3.74
Portfolio turnover rate (%)	15	(c)	53	458	527	668	1,143
Net assets, end of period (in millions)	$1,584.4		$1,685.0	$1,576.3	$1,273.4	$1,160.3	$824.7

	Class B
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.76		$11.84	$11.38	$11.13	$9.80	$10.96

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.17	0.21	0.13	0.27	0.37
Net realized and unrealized gain (loss) on investments	(0.89)		0.85	1.01	0.71	1.45	(1.10)

Total from investment operations	(0.88)		1.02	1.22	0.84	1.72	(0.73)

Less Distributions
Distributions from net investment income	(0.24)		(0.37)	(0.20)	(0.28)	(0.39)	(0.41)
Distributions from net realized capital gains	(0.63)		(0.73)	(0.56)	(0.31)	0.00	(0.02)

Total distributions	(0.87)		(1.10)	(0.76)	(0.59)	(0.39)	(0.43)

Net Asset Value, End of Period	$10.01		$11.76	$11.84	$11.38	$11.13	$9.80

Total Return (%) (b)	(8.08	)(c)	9.13	11.14	7.76	18.05	(7.06)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	(d)	0.83	0.76	0.76	0.78	0.78
Ratio of expenses to average net assets excluding interest expense (%)	0.75	(d)	0.75	0.75	0.76	0.78	0.78
Ratio of net investment income to average net assets (%)	0.18	(d)	1.46	1.83	1.13	2.55	3.44
Portfolio turnover rate (%)	15	(c)	53	458	527	668	1,143
Net assets, end of period (in millions)	$1,746.8		$1,975.4	$1,786.3	$1,391.6	$971.4	$542.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.78		$11.85	$11.39	$11.13	$9.80	$10.96

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.18	0.22	0.14	0.28	0.37
Net realized and unrealized gain (loss) on investments	(0.89)		0.86	1.00	0.71	1.45	(1.09)

Total from investment operations	(0.88)		1.04	1.22	0.85	1.73	(0.72)

Less Distributions
Distributions from net investment income	(0.25)		(0.38)	(0.20)	(0.28)	(0.40)	(0.42)
Distributions from net realized capital gains	(0.63)		(0.73)	(0.56)	(0.31)	0.00	(0.02)

Total distributions	(0.88)		(1.11)	(0.76)	(0.59)	(0.40)	(0.44)

Net Asset Value, End of Period	$10.02		$11.78	$11.85	$11.39	$11.13	$9.80

Total Return (%) (b)	(7.98	)(c)	9.22	11.18	7.90	18.15	(6.92)
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.71	(d)	0.73	0.66	0.66	0.68	0.68
Ratio of expenses to average net assets excluding interest expense (%)	0.65	(d)	0.65	0.65	0.66	0.68	0.68
Ratio of net investment income to average net assets (%)	0.26	(d)	1.54	1.91	1.24	2.63	3.47
Portfolio turnover rate (%)	15	(c)(e)	53	458	527	668	1,143
Net assets, end of period (in millions)	$59.7		$70.5	$61.9	$52.8	$48.5	$38.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 13% for the six months ended June 30, 2013.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

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of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to futures and swap transactions, foreign currency transactions, paydown, premium amortization, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $1,254,800,000, which is included on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to reacquire the same securities at an agreed upon price and date. During the reverse

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repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had an outstanding reverse repurchase agreement balance for 34 days. The average amount of borrowings was $45,918,147 and the weighted average interest rate was 0.19%.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the period ended June 30, 2013, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2013, the Portfolio’s average amount of borrowings was $1,115,482,974 and the weighted average interest rate was 0.216%. At June 30, 2013, the amount of the Portfolio’s outstanding borrowings was $2,142,539,593. For the six months ended June 30, 2013, the Portfolio had an outstanding secured borrowing transaction balance for 181 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower, with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

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Notes to Financial Statements—June 30, 2013—(Continued)

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of

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Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement, provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy

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Notes to Financial Statements—June 30, 2013—(Continued)

many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

MIST-31

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$761,128
	Swaps at market value (c)	2,877,110	Swaps at market value (c)	$4,739,929
	Unrealized appreciation on centrally cleared swaps* (b)	4,970,389
			Unrealized depreciation on futures contracts** (b)	3,501,096
			Options written at value (d)	8,484,860
			Swaps at market value (c)	466,287
Credit	Unrealized appreciation on centrally cleared swaps* (b)	75,057
			Option written at market value	5,300
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	13,674,218	Unrealized depreciation on forward foreign currency exchange contracts	14,750,481

Total		$22,357,902		$31,947,953

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(e)	Net Amount
Barclays Bank plc	$838,506	$(396,227)	$—	$442,279
BNP Paribas S.A.	770,729	(770,729)	—	—
Citibank N.A.	2,418,148	(1,117,290)	(420,000)	880,858
Credit Suisse International	329,900	(329,900)	—	—
Deutsche Bank AG	2,176,124	(2,176,124)	—	—
Goldman Sachs & Co.	579,239	(579,239)	—	—
JPMorgan Chase Bank N.A.	260,922	(260,922)	—	—
Morgan Stanley & Co., LLC	15,924	(15,924)	—	—
Morgan Stanley Capital Services, LLC	109,069	(109,069)	—	—
Societe Generale	793,189	—	(793,189)	—
UBS AG	3,831,247	(3,831,247)	—	—
Westpac Banking Corp.	5,189,459	—	(3,870,000)	1,319,459

	$17,312,456	$(9,586,671)	$(5,083,189)	$2,642,596

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(e)	Net Amount
Barclays Bank plc	$396,227	$(396,227)	$—	$—
BNP Paribas S.A.	856,170	(770,729)	(20,987)	64,454
Citibank N.A.	1,117,290	(1,117,290)	—	—
Credit Suisse International	712,601	(329,900)	(308,469)	74,232
Deutsche Bank AG	4,227,642	(2,176,124)	(2,051,518)	—
Goldman Sachs & Co.	5,124,244	(579,239)	(4,545,005)	—
JPMorgan Chase Bank N.A.	2,117,321	(260,922)	(1,586,131)	270,268
Morgan Stanley & Co., LLC	5,092,907	(15,924)	—	5,076,983
Morgan Stanley Capital Services, LLC	3,170,206	(109,069)	(2,397,441)	663,696
UBS AG	5,080,763	(3,831,247)	(969,767)	279,749

	$27,895,371	$(9,586,671)	$(11,879,318)	$6,429,382

MIST-32

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$—	$100,674	$100,674
Forward foreign currency transactions	—	—	40,857,085	40,857,085
Futures contracts	115,471	—	—	115,471
Swap contracts	2,631,749	358,733	—	2,990,482
Written options contracts	1,338,953	—	143,443	1,482,396

	$4,086,173	$358,733	$41,101,202	$45,546,108

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$387,263	$—	$—	$387,263
Forward foreign currency transactions	—	—	(8,111,483)	(8,111,483)
Futures contracts	(3,909,686)	—	—	(3,909,686)
Swap contracts	(1,784,957)	(660,359)	—	(2,445,316)
Written options contracts	(3,730,362)	—	102,050	(3,628,312)

	$(9,037,742)	$(660,359)	$(8,009,433)	$(17,707,534)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(f)
Investments (a)	$25,400,000
Forward Foreign currency transactions	1,210,373,217
Futures contracts long	455,744,566
Swap contracts	502,570,980
Written options contracts	1,065,290,257

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes swap interest receivable of $447 and swap interest payable of $284,352.
(d)	Includes exchange traded written options with a value of $(551,486) not subject to master netting agreement.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(f)	Averages are based on activity levels during 2013.

Options Written

The Portfolio transactions in options written during the six months June 30, 2013:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	242,700,000	–	$1,630,388
Options written	2,037,300,000	195	1,432,346
Options bought back	(83,000,000)	–	(916,940)
Options exercised	(54,900,000)	–	(619,468)
Options expired	(1,878,000,000)	–	(786,982)

Options outstanding June 30, 2013	264,100,000	195	$739,344

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	400,100,000	–	$4,102,969
Options written	2,460,000,000	195	5,038,558
Options bought back	(133,500,000)	–	(831,445)
Options exercised	(113,700,000)	–	(435,725)
Options expired	(1,933,500,000)	–	(2,879,578)

Options outstanding June 30, 2013	679,400,000	195	$4,994,779

MIST-33

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions and, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$482,091,796	$148,185,737	$805,750,108	$89,688,990

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were as follows:

Purchases	Sales
$65,778,828	$46,124,297

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$8,519,620	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of

MIST-35

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2013—(Continued)

indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$310,184,267	$189,579,364	$19,276,820	$6,687,680	$329,461,087	$196,267,044

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$277,962,790	$2,711,378	$3,451,235	$—	$284,125,403

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-36

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of June 30, 2013, and the related statements of operations and cash flows for the six months then ended, the statement of changes in net assets for the six months ended June 30, 2013 and the year ended December 31, 2012, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Inflation Protected Bond Portfolio of the Met Investors Series Trust as of June 30, 2013, the results of its operations and its cash flows for the six months ended June 30, 2013, the changes in its net assets for the six months ended June 30, 2013 and the year ended December 31, 2012, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

Boston, Massachusetts

August 23, 2013

MIST-37

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned -2.80%, -2.92%, and -2.83%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.44%.

MARKET ENVIRONMENT / CONDITIONS

U.S. interest rates sold off during the first half of the year and ended the period significantly above their beginning levels. Treasuries with maturities longer than 2 years ended with higher yields. Intermediate and long-dated maturity yields rose following Chairman Bernanke’s comments that the Federal Reserve (“Fed”) could begin tapering asset purchases by the end of 2013. The 10-year U.S. Treasury yield rose 73 basis points during the period to end June at 2.49 percent. Developed market yields also rose around the globe. The broad rates sell-off led the U.S. Treasury yield curve to steepen as the 2-year U.S. Treasury rose 11 basis points, while the 30-year U.S. Treasury rose 55 basis points. The Barclays U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds that includes Treasuries, returned -2.44 percent during the first half of the year.

U.S. equity indices reached new highs in the first quarter as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration—and instead focused on positive news out of the housing and labor markets. However, conditions in financial markets deteriorated in the second quarter as investors reacted to signals by the Fed that it would begin to slow the pace of asset purchases later this year if its forecasts are met. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While patchy, economic activity in aggregate looks to be on track so far in 2013, with the labor market generating an average of 200,000 new jobs a month since the start of the year, there is concern that the recent deterioration in financial conditions will adversely impact the real economy. Thirty-year fixed mortgage rates rose over half a percentage point in June to the highest level since August 2011. While it will take time before the effect of higher rates on housing demand is fully known, the notable decline in mortgage refinancing applications in June offers an early clue.

In Europe, a botched rescue of the Cypriot financial system set new precedents in the eurozone’s four-year old debt crisis. Although market reaction to the latest flare-up was relatively calm, the worry is that such precedents may engender instability and handicap leaders’ efforts to resolve future crises. Concurrently, the European Central Bank (ECB) remains committed to keeping rates low for as long as necessary to facilitate governments’ implementation of structural economic reforms. The ECB lowered its benchmark interest rate to 0.5 percent during the second quarter as eurozone gross domestic product (GDP) contracted in the first three months of the year, and the unemployment rate continued to reach new highs. Strict austerity programs are likely exacerbating the situation and European governments have responded by pushing for a relaxation of budget targets. The question now is whether countries can succeed in spreading austerity out over a longer time horizon without abandoning the fiscal sustainability that markets ultimately demand.

Across the Pacific, Japan’s new government unveiled an aggressive fiscal stimulus package designed to boost employment and growth. The Bank of Japan (BoJ) stunned markets by introducing a host of new monetary measures aimed at ending the country’s chronic history of deflation. Along with a potent dose of fiscal stimulus—affectionately dubbed “Abenomics” after the country’s new Prime Minister—the combined measures constitute one of the boldest economic policy experiments in the country’s history.

PORTFOLIO REVIEW / PERIOD END POSITIONING

An underweight to U.S. duration, through the use of cash bonds and interest rate swaps, for most of the first half added to performance as rates rose across the curve during the period; however, a focus on the intermediate portion of the yield curve detracted from returns as rates rose most along this portion of the curve. An allocation to non-Agency mortgages contributed to performance, as they benefited from the ongoing housing recovery. In the corporate bond sector, an underweight to corporate securities added to returns as they underperformed like-duration Treasuries. Modest exposure to emerging markets, especially to Brazilian local-denominated debt through the use of interest rate swaps and cash bonds, was negative for performance as rates rose in this country. Finally, holdings of inflation-linked bonds detracted from performance as breakeven inflation levels narrowed amid reduced inflation expectations and technical factors.

In regards to Portfolio positioning as of June 30, 2013, PIMCO has continued in risk reduction mode while preferring liquidity and high quality income over price appreciation, as risk premiums still appear richly priced relative to our outlook. We have maintained high quality duration in countries with healthier balance sheets and independent monetary policy—including the U.S., Australia, Canada, Brazil, and Mexico. We are concentrated on the intermediate portion of the yield curve which offers the best potential for price appreciation given the suppression of yields on shorter maturities. We have selectively added holdings in Agency Mortgage backed Securities (MBS) to neutral/overweight versus the benchmark; likewise, we have utilized security selection to take advantage of relative coupon valuations. We have shifted credit exposure towards securities higher in the capital structure and looked to individual credit selections to achieve superior risk-adjusted returns. We continued to hold non-Agency MBS and commercial MBS that have senior positions in the

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

capital structure as another source of yield. We have retained longer dated Treasury Inflation-Protected Securities (TIPS) positions given attractive valuations and to protect against potentially higher long-term inflation. We have retained exposure to select corporate and quasi-sovereign bonds in countries with strong balance sheets such as Brazil and Mexico.

William H. Gross

Portfolio Manager

Pacific Investment Management Company LLC

MIST-2

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	-2.80	1.30	7.37	5.71
Class B	-2.92	0.99	7.11	5.46
Class E	-2.83	1.14	7.21	5.56
Barclays U.S. Aggregate Bond Index	-2.44	-0.69	5.19	4.52

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgagebacked securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	33.3
U.S. Treasury Notes	25.6
U.S. Treasury Inflation Indexed Bonds	5.3
Federal Home Loan Mortgage Corp.	4.4
Fannie Mae 15 Yr. Pool	3.7
Ginnie Mae I 30 Yr. Pool	2.4
Freddie Mac 30 Yr. Gold Pool	2.1
U.S. Treasury Inflation Indexed Notes	2.0
Province of Ontario	1.9
Brazil Notas do Tesouro Nacional	1.7

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	74.7
Corporate Bonds & Notes	10.6
Foreign Government	4.4
Mortgage-Backed Securities	3.9
Municipals	3.8
Asset-Backed Securities	1.7
Convertible Preferred Stocks	0.5
Preferred Stocks	0.3
Floating Rate Loans	0.1

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.51%	$1,000.00	$972.00	$2.49
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B	Actual	0.76%	$1,000.00	$970.80	$3.71
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E	Actual	0.66%	$1,000.00	$971.70	$3.23
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—82.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—43.9%
Fannie Mae 10 Yr. Pool 2.500%, 08/01/22	416,291	$427,778
3.000%, 12/01/20	393,845	411,050
3.000%, 02/01/21	1,114,458	1,163,282
3.000%, 08/01/21	801,114	836,158
3.000%, 11/01/21	198,567	207,288
3.000%, 03/01/22	825,981	862,358
3.000%, 05/01/22	2,741,822	2,861,380
3.500%, 10/01/20	4,443,467	4,645,634
4.500%, 11/01/18	54,495	57,767
4.500%, 12/01/18	36,822	39,032
4.500%, 05/01/19	1,390,544	1,473,838
5.500%, 11/01/17	192,170	203,111
5.500%, 09/01/18	316,840	334,965
5.500%, 10/01/18	142,260	150,262
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	81,000,000	81,468,277
3.000%, 07/01/26	371,938	382,895
3.000%, 12/01/26	476,448	490,443
3.000%, 02/01/27	1,346,774	1,387,101
3.000%, TBA (a)	99,000,000	101,830,786
3.500%, 10/01/25	7,923,446	8,266,193
3.500%, 11/01/25	113,581	118,482
3.500%, 12/01/25	8,060,533	8,403,194
3.500%, 01/01/26	60,463	63,019
3.500%, 03/01/26	5,584,433	5,819,685
3.500%, 04/01/26	78,185	81,474
3.500%, 07/01/26	4,321,906	4,502,827
3.500%, 08/01/26	3,888,532	4,053,384
3.500%, 09/01/26	11,317,463	11,794,547
3.500%, 12/01/26	4,501,269	4,691,781
3.500%, TBA (a)	17,000,000	17,706,562
4.000%, 03/01/22	132,757	140,225
4.000%, 07/01/24	50,956	53,869
4.000%, 02/01/25	1,772,162	1,872,448
4.000%, 09/01/25	108,516	114,407
4.000%, 06/01/26	88,556	93,376
4.000%, TBA (a)	14,000,000	14,747,577
4.500%, 02/01/18	25,671	27,251
4.500%, 04/01/18	1,173,981	1,247,250
4.500%, 05/01/18	886,235	941,841
4.500%, 06/01/18	158,565	168,320
4.500%, 08/01/18	13,799	14,669
4.500%, 10/01/18	48,414	51,449
4.500%, 03/01/19	33,833	35,860
4.500%, 10/01/19	594,476	631,579
4.500%, 08/01/20	820,102	871,121
4.500%, 10/01/20	44,424	47,160
4.500%, 12/01/20	457,373	485,620
4.500%, 01/01/22	35,900	38,610
4.500%, 02/01/23	617,213	655,637
4.500%, 03/01/23	377,551	401,042
4.500%, 05/01/23	124,799	132,388
4.500%, 06/01/23	652,524	692,448
4.500%, 01/01/24	13,854	14,684
4.500%, 04/01/24	179,857	190,944

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 05/01/24	610,151	$647,078
4.500%, 08/01/24	127,823	135,725
4.500%, 10/01/24	830,100	880,658
4.500%, 11/01/24	197,125	209,455
4.500%, 02/01/25	1,800,270	1,909,358
4.500%, 03/01/25	1,138,250	1,206,658
4.500%, 04/01/25	566,529	600,894
4.500%, 05/01/25	1,845,113	1,957,091
4.500%, 06/01/25	204,561	216,933
4.500%, 07/01/25	6,975,136	7,398,505
4.500%, 08/01/25	287,261	304,715
4.500%, 09/01/25	533,554	565,756
4.500%, 11/01/25	294,850	312,950
4.500%, 04/01/26	34,624	36,724
4.500%, 01/01/27	64,989	68,906
4.500%, TBA (a)	16,000,000	16,961,875
5.500%, 12/01/17	7,767	8,202
5.500%, 01/01/18	201,119	212,965
5.500%, 02/01/18	1,589,137	1,682,904
5.500%, 11/01/18	6,217	6,585
5.500%, 09/01/19	208,049	219,739
5.500%, 09/01/20	32,439	35,023
5.500%, 12/01/20	6,009	6,367
5.500%, 03/01/22	350,640	370,278
5.500%, 04/01/22	313,063	334,751
5.500%, 07/01/22	233,402	250,786
5.500%, 09/01/22	141,444	152,635
5.500%, 10/01/22	1,097,116	1,183,317
5.500%, 11/01/22	293,550	313,237
5.500%, 12/01/22	229,736	247,921
5.500%, 02/01/23	372,701	402,259
5.500%, 03/01/23	52,887	57,040
5.500%, 07/01/23	25,029	27,010
5.500%, 08/01/23	173,488	187,236
5.500%, 10/01/23	254,381	274,578
5.500%, 11/01/23	42,239	44,619
5.500%, 12/01/23	114,226	123,192
5.500%, 01/01/24	33,794	36,198
5.500%, 03/01/24	206,377	222,631
5.500%, 09/01/24	141,150	149,064
5.500%, 01/01/25	2,723,482	2,937,508
5.500%, 05/01/25	855,471	905,961
6.000%, 03/01/17	8,476	8,636
6.000%, 04/01/17	17,330	18,249
6.000%, 06/01/17	7,975	8,400
6.000%, 07/01/17	41,877	44,066
6.500%, 12/01/13	8	8
6.500%, 04/01/16	20,692	21,612
6.500%, 06/01/16	10,006	10,536
6.500%, 07/01/16	34,253	36,179
6.500%, 08/01/16	2,088	2,213
6.500%, 09/01/16	13,054	13,852
6.500%, 10/01/16	28,215	30,025
6.500%, 02/01/17	22,596	23,867
6.500%, 07/01/17	24,512	24,741

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 6.500%, 10/01/17	9,977	$10,774
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	161,316	168,884
4.000%, 05/01/29	515,262	539,635
4.000%, 03/01/30	316,941	332,005
4.000%, 05/01/30	457,091	478,396
4.000%, 08/01/30	427,867	446,126
4.000%, 09/01/30	261,006	272,376
4.000%, 10/01/30	10,802	11,264
4.000%, 11/01/30	1,104,141	1,151,484
4.000%, 12/01/30	150,127	156,569
4.000%, 09/01/31	572,265	597,527
4.000%, 11/01/31	123,486	128,961
4.500%, 01/01/25	28,308	30,409
4.500%, 04/01/28	84,206	89,872
4.500%, 05/01/29	617,111	654,354
4.500%, 06/01/29	212,071	225,349
4.500%, 07/01/29	59,142	62,681
4.500%, 03/01/30	43,701	46,435
4.500%, 05/01/30	20,963	22,216
4.500%, 06/01/30	3,413,139	3,615,476
4.500%, 07/01/30	205,388	217,708
4.500%, 04/01/31	123,909	131,239
5.000%, 05/01/23	354,818	381,653
5.000%, 01/01/25	300,422	324,674
5.000%, 09/01/25	91,716	99,758
5.000%, 11/01/25	124,084	133,645
5.000%, 01/01/26	222,342	241,876
5.000%, 03/01/26	152,723	166,194
5.000%, 02/01/27	17,671	19,007
5.000%, 05/01/27	485,617	525,442
5.000%, 08/01/27	11,784	12,765
5.000%, 03/01/28	53,816	58,210
5.000%, 04/01/28	1,644,393	1,778,986
5.000%, 05/01/28	1,937,828	2,084,288
5.000%, 06/01/28	5,867,107	6,347,854
5.000%, 01/01/29	187,903	202,247
5.000%, 05/01/29	890,964	958,035
5.000%, 07/01/29	269,055	289,486
5.000%, 12/01/29	67,694	73,390
5.500%, 02/01/19	39,556	42,956
5.500%, 10/01/22	55,081	59,830
5.500%, 06/01/23	530,649	575,794
5.500%, 02/01/25	6,644	7,279
5.500%, 03/01/25	1,374,705	1,510,632
5.500%, 10/01/25	11,304	12,358
5.500%, 11/01/26	69,431	75,632
5.500%, 01/01/27	153,218	166,938
5.500%, 06/01/27	29,567	32,205
5.500%, 07/01/27	636,204	697,360
5.500%, 08/01/27	269,324	292,997
5.500%, 11/01/27	115,920	125,865
5.500%, 12/01/27	582,758	633,810
5.500%, 01/01/28	289,045	314,594
5.500%, 03/01/28	154,329	167,560

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.500%, 04/01/28	427,661	$464,401
5.500%, 05/01/28	182,189	197,700
5.500%, 06/01/28	53,653	58,277
5.500%, 07/01/28	27,124	29,415
5.500%, 09/01/28	400,321	436,635
5.500%, 10/01/28	69,199	75,076
5.500%, 12/01/28	29,147	31,639
5.500%, 01/01/29	370,420	401,594
5.500%, 07/01/29	210,878	229,264
5.500%, 10/01/29	673,839	732,694
5.500%, 04/01/30	598,007	653,271
6.000%, 08/01/18	9,051	9,829
6.000%, 12/01/18	11,489	12,490
6.000%, 02/01/19	17,264	18,749
6.000%, 06/01/22	1,355,612	1,472,184
6.000%, 09/01/22	359,645	391,073
6.000%, 10/01/22	224,223	243,742
6.000%, 01/01/23	394,093	428,412
6.000%, 12/01/26	36,794	40,205
6.000%, 07/01/27	133,113	145,366
6.000%, 11/01/27	27,377	30,011
6.000%, 09/01/28	175,152	190,939
6.000%, 10/01/28	125,109	136,406
Fannie Mae 30 Yr. Pool 3.000%, 05/01/43	6,000,000	5,870,402
3.000%, TBA (a)	113,000,000	110,377,963
3.500%, TBA (a)	20,000,000	20,303,124
4.000%, 05/01/34	335,773	351,530
4.000%, 05/01/35	348,414	364,764
4.000%, 01/01/39	45,001	46,886
4.000%, 02/01/39	187,055	194,846
4.000%, 04/01/39	754,571	785,999
4.000%, 05/01/39	2,002,712	2,095,515
4.000%, 06/01/39	102,284	106,545
4.000%, 09/01/39	53,316	55,537
4.000%, 12/01/39	9,369,990	9,771,974
4.000%, 03/01/40	53,195	55,445
4.000%, 05/01/40	422,338	440,198
4.000%, 06/01/40	20,414	21,278
4.000%, 07/01/40	8,378,679	8,727,672
4.000%, 08/01/40	7,106,736	7,406,227
4.000%, 09/01/40	73,339,480	76,445,125
4.000%, 10/01/40	15,365,739	16,013,901
4.000%, 11/01/40	3,101,783	3,232,532
4.000%, 12/01/40	19,998,024	20,849,892
4.000%, 01/01/41	10,056,006	10,483,567
4.000%, 02/01/41	33,799,662	35,247,356
4.000%, 03/01/41	9,389,654	9,809,405
4.000%, 04/01/41	16,498,877	17,202,163
4.000%, 05/01/41	732,168	763,815
4.000%, 06/01/41	8,154,067	8,506,531
4.000%, 07/01/41	5,560,596	5,800,957
4.000%, 08/01/41	22,914,648	23,905,147
4.000%, 09/01/41	11,957,598	12,486,970
4.000%, 10/01/41	11,581,825	12,081,953
4.000%, 11/01/41	42,978,548	44,836,094

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 12/01/41	42,416,884	$44,250,379
4.000%, 01/01/42	13,217,150	13,794,781
4.000%, 02/01/42	5,698,044	5,945,923
4.000%, 03/01/42	31,150,642	32,499,891
4.000%, 04/01/42	9,308,838	9,729,728
4.000%, 05/01/42	11,083,944	11,563,579
4.000%, 06/01/42	1,572,079	1,640,215
4.000%, 07/01/42	2,834,350	2,961,642
4.000%, 08/01/42	618,337	646,356
4.000%, 12/01/42	131,763	137,733
4.000%, TBA (a)	475,000,000	494,414,955
4.500%, 09/01/33	1,074,973	1,140,351
4.500%, 10/01/33	1,217,944	1,292,209
4.500%, 01/01/34	1,694,535	1,797,593
4.500%, 07/01/34	464,670	492,551
4.500%, 12/01/34	25,135	26,644
4.500%, 01/01/35	1,189,179	1,261,485
4.500%, 08/01/35	2,516,873	2,662,060
4.500%, 09/01/35	766,120	810,631
4.500%, 10/01/35	861,575	913,271
4.500%, 11/01/35	6,242	6,616
4.500%, 07/01/36	86,645	91,675
4.500%, 12/01/36	1,836,000	1,942,585
4.500%, 01/01/37	7,218,801	7,637,873
4.500%, 02/01/37	287,305	303,878
4.500%, 08/01/37	889,228	940,524
4.500%, 12/01/37	29,375,667	31,138,257
4.500%, 06/01/38	35,856,924	38,008,399
4.500%, 08/01/38	78,327	82,845
4.500%, 11/01/38	149,560	158,187
4.500%, 12/01/38	535,425	566,311
4.500%, 01/01/39	188,569	199,446
4.500%, 02/01/39	576,144	609,445
4.500%, 03/01/39	304,704	322,310
4.500%, 04/01/39	1,479,944	1,567,488
4.500%, 05/01/39	390,537	415,836
4.500%, 06/01/39	271,933	288,455
4.500%, 07/01/39	679,087	718,325
4.500%, 08/01/39	226,409	239,476
4.500%, 09/01/39	2,134,161	2,257,472
4.500%, 10/01/39	44,840	47,431
4.500%, 11/01/39	12,536,198	13,260,534
4.500%, 12/01/39	1,657,407	1,753,811
4.500%, 01/01/40	3,956,996	4,185,629
4.500%, 02/01/40	3,811,527	4,032,262
4.500%, 04/01/40	725,824	769,014
4.500%, 05/01/40	8,307,608	8,803,046
4.500%, 06/01/40	3,252,723	3,446,422
4.500%, 07/01/40	3,593,801	3,807,662
4.500%, 08/01/40	27,176,481	28,749,297
4.500%, 09/01/40	68,502,000	72,575,228
4.500%, 10/01/40	30,271,883	32,073,334
4.500%, 11/01/40	3,977,904	4,214,625
4.500%, 12/01/40	7,151,788	7,577,397
4.500%, 01/01/41	2,299,347	2,437,945

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 02/01/41	4,429,230	$4,694,893
4.500%, 03/01/41	6,396,397	6,781,747
4.500%, 04/01/41	26,069,228	27,641,587
4.500%, 05/01/41	49,050,397	52,032,891
4.500%, 06/01/41	32,105,762	34,041,884
4.500%, 07/01/41	31,354,466	33,245,429
4.500%, 08/01/41	16,291,252	17,275,630
4.500%, 09/01/41	6,269,732	6,648,897
4.500%, 10/01/41	368,062	390,258
4.500%, 11/01/41	12,364,820	13,110,239
4.500%, 12/01/41	3,294,108	3,486,235
4.500%, 02/01/42	310,579	332,769
4.500%, 03/01/42	857,403	918,545
4.500%, 04/01/42	675,014	717,468
4.500%, 06/01/42	416,155	445,889
4.500%, 09/01/42	28,078	29,700
4.500%, TBA (a)	245,000,000	259,073,750
5.000%, 11/01/28	150,595	163,426
5.000%, 04/01/29	644,665	699,595
5.000%, 03/01/32	4,280	4,645
5.000%, 09/01/32	4,981	5,389
5.000%, 10/01/32	15,818	17,112
5.000%, 11/01/32	3,933	4,255
5.000%, 03/01/33	6,699	7,247
5.000%, 04/01/33	6,100,039	6,599,104
5.000%, 05/01/33	1,114,787	1,205,992
5.000%, 06/01/33	2,404,483	2,601,199
5.000%, 07/01/33	11,981,300	12,962,524
5.000%, 08/01/33	500,107	541,184
5.000%, 09/01/33	1,046,231	1,131,977
5.000%, 10/01/33	853,016	923,861
5.000%, 11/01/33	1,722	1,898
5.000%, 12/01/33	9,178	9,929
5.000%, 01/01/34	241,792	266,270
5.000%, 03/01/34	291,288	314,571
5.000%, 04/01/34	836,763	911,373
5.000%, 05/01/34	1,062,625	1,150,434
5.000%, 06/01/34	859,417	928,316
5.000%, 10/01/34	4,722	5,100
5.000%, 11/01/34	1,562,116	1,689,832
5.000%, 12/01/34	597,802	647,800
5.000%, 01/01/35	1,011,669	1,096,916
5.000%, 02/01/35	21,835,593	23,616,055
5.000%, 03/01/35	20,531,487	22,162,690
5.000%, 04/01/35	180,669	195,022
5.000%, 05/01/35	280,678	302,467
5.000%, 06/01/35	12,068,498	13,031,849
5.000%, 07/01/35	39,386,150	42,519,303
5.000%, 08/01/35	4,045,260	4,356,304
5.000%, 09/01/35	4,960,152	5,340,532
5.000%, 10/01/35	10,345,383	11,145,168
5.000%, 11/01/35	1,970,771	2,122,045
5.000%, 12/01/35	2,226,890	2,397,662
5.000%, 01/01/36	207,772	223,706
5.000%, 02/01/36	8,290,043	8,931,135

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 03/01/36	2,524,444	$2,720,200
5.000%, 04/01/36	98,496	106,050
5.000%, 05/01/36	96,819	104,215
5.000%, 06/01/36	408,746	440,648
5.000%, 07/01/36	203,788	219,421
5.000%, 08/01/36	2,565,247	2,761,967
5.000%, 09/01/36	570,702	614,468
5.000%, 10/01/36	208,864	224,464
5.000%, 11/01/36	1,497,381	1,612,048
5.000%, 12/01/36	1,364,644	1,469,724
5.000%, 01/01/37	260,344	279,789
5.000%, 02/01/37	12,385,867	13,333,701
5.000%, 03/01/37	278,598	299,406
5.000%, 04/01/37	11,166,643	12,008,503
5.000%, 05/01/37	1,833,089	1,969,996
5.000%, 06/01/37	884,605	950,674
5.000%, 07/01/37	3,593,248	3,875,612
5.000%, 08/01/37	1,071,907	1,157,095
5.000%, 01/01/38	269,182	289,286
5.000%, 02/01/38	4,170,247	4,494,508
5.000%, 03/01/38	1,462,506	1,574,203
5.000%, 04/01/38	1,355,625	1,456,873
5.000%, 05/01/38	9,583,178	10,319,592
5.000%, 06/01/38	542,628	583,156
5.000%, 07/01/38	123,297	132,505
5.000%, 08/01/38	4,612,451	4,971,468
5.000%, 12/01/38	388,002	416,981
5.000%, 01/01/39	21,172,221	22,753,514
5.000%, 02/01/39	5,180,407	5,583,077
5.000%, 03/01/39	54,566	58,807
5.000%, 04/01/39	6,255,573	6,742,378
5.000%, 05/01/39	180,716	194,213
5.000%, 06/01/39	2,166,014	2,335,136
5.000%, 07/01/39	3,676,135	3,953,660
5.000%, 09/01/39	27,471	29,607
5.000%, 10/01/39	22,975	24,977
5.000%, 11/01/39	6,275,966	6,744,700
5.000%, 05/01/40	784,182	852,700
5.000%, 06/01/40	382,125	415,836
5.000%, 07/01/40	3,924,900	4,280,169
5.000%, 08/01/40	111,048	121,706
5.000%, 09/01/40	81,878	87,993
5.000%, 11/01/40	918,009	991,152
5.000%, 02/01/41	194,135	209,023
5.000%, 03/01/41	323,479	353,157
5.000%, 04/01/41	1,264,199	1,382,922
5.000%, 05/01/41	6,985,572	7,626,485
5.000%, 06/01/41	2,085,449	2,276,784
5.000%, 07/01/41	3,356,424	3,625,802
5.000%, 08/01/41	428,936	468,290
5.000%, 10/01/41	350,161	376,313
5.000%, 01/01/42	1,085,668	1,171,835
5.000%, 04/01/42	707,324	760,153
5.000%, 11/01/42	382,073	420,771
5.000%, TBA (a)	47,000,000	50,570,704

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 12/01/28	64,879	$71,091
5.500%, 06/01/33	170,350	185,822
5.500%, 07/01/33	25,205	27,585
5.500%, 04/01/34	7,336	8,044
5.500%, 05/01/34	132,043	144,772
5.500%, 06/01/34	103,979	114,004
5.500%, 07/01/34	79,313	87,598
5.500%, 08/01/34	630,127	689,688
5.500%, 09/01/34	15,439	16,927
5.500%, 11/01/34	695,902	762,991
5.500%, 12/01/34	1,782,755	1,954,625
5.500%, 01/01/35	994,441	1,090,311
5.500%, 02/01/35	1,403,014	1,538,037
5.500%, 03/01/35	205,050	223,741
5.500%, 05/01/35	4,516	4,925
5.500%, 06/01/35	685,642	747,779
5.500%, 08/01/35	29,377	32,020
5.500%, 09/01/35	10,118,956	11,035,999
5.500%, 10/01/35	175,097	190,965
5.500%, 12/01/35	3,889,576	4,242,407
5.500%, 01/01/36	62,479	68,141
5.500%, 02/01/36	8,596	9,326
5.500%, 04/01/36	61,103	66,291
5.500%, 05/01/36	3,954,668	4,299,402
5.500%, 06/01/36	3,726,990	4,043,432
5.500%, 07/01/36	3,761,553	4,124,074
5.500%, 09/01/36	603,965	659,377
5.500%, 10/01/36	40,174	43,584
5.500%, 11/01/36	207,886	225,535
5.500%, 12/01/36	3,252,089	3,528,208
5.500%, 01/01/37	189,947	206,074
5.500%, 02/01/37	491,345	533,127
5.500%, 03/01/37	9,476,536	10,312,519
5.500%, 04/01/37	324,851	352,419
5.500%, 05/01/37	34,544	37,464
5.500%, 06/01/37	230,617	250,117
5.500%, 07/01/37	1,146,616	1,243,699
5.500%, 08/01/37	502,016	547,512
5.500%, 12/01/37	482,663	523,477
5.500%, 01/01/38	34,211,759	37,104,694
5.500%, 02/01/38	6,463,869	7,012,897
5.500%, 03/01/38	5,178,122	5,703,192
5.500%, 04/01/38	2,165,280	2,348,374
5.500%, 05/01/38	31,174,389	33,811,697
5.500%, 06/01/38	3,906,240	4,239,717
5.500%, 07/01/38	4,781,539	5,185,955
5.500%, 08/01/38	1,195,052	1,296,106
5.500%, 09/01/38	31,775	34,463
5.500%, 10/01/38	225,743	244,831
5.500%, 11/01/38	4,564,257	4,950,209
5.500%, 12/01/38	1,501,539	1,632,194
5.500%, 01/01/39	45,623	49,488
5.500%, 04/01/39	504,916	547,784
5.500%, 05/01/39	13,386,421	14,518,373
5.500%, 06/01/39	16,515	17,912

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 08/01/39	502,563	$546,545
5.500%, 09/01/39	1,017,733	1,108,759
5.500%, 11/01/39	764,936	829,619
5.500%, 12/01/39	14,915	16,181
5.500%, 01/01/40	1,381,718	1,499,033
5.500%, 06/01/40	19,520	21,170
5.500%, 09/01/40	470,522	510,309
5.500%, 12/01/40	377,697	412,979
5.500%, 09/01/41	17,866,786	19,377,596
5.500%, TBA (a)	190,000,000	206,357,822
6.000%, 12/01/28	104,615	116,239
6.000%, 01/01/29	52,156	57,996
6.000%, 02/01/29	278,817	310,038
6.000%, 04/01/29	8,954	9,958
6.000%, 06/01/29	12,458	13,854
6.000%, 07/01/32	200,748	221,148
6.000%, 11/01/32	132,843	146,307
6.000%, 01/01/33	39,506	44,101
6.000%, 02/01/33	56,560	62,308
6.000%, 03/01/33	50,674	55,822
6.000%, 04/01/33	39,351	43,945
6.000%, 05/01/33	53,509	58,931
6.000%, 07/01/33	53,280	58,678
6.000%, 08/01/33	83,568	92,035
6.000%, 01/01/34	124,392	136,244
6.000%, 09/01/34	89,596	98,787
6.000%, 11/01/34	19,741	21,449
6.000%, 04/01/35	2,353,246	2,626,052
6.000%, 05/01/35	126,534	139,279
6.000%, 07/01/35	182,931	200,087
6.000%, 09/01/35	40,858	44,741
6.000%, 12/01/35	139,888	153,435
6.000%, 03/01/36	292,326	318,107
6.000%, 04/01/36	105,130	114,542
6.000%, 05/01/36	754,155	822,148
6.000%, 06/01/36	164,087	178,558
6.000%, 07/01/36	321,441	349,790
6.000%, 08/01/36	8,742,458	9,514,240
6.000%, 09/01/36	1,867,592	2,032,299
6.000%, 10/01/36	1,194,830	1,302,015
6.000%, 11/01/36	694,606	757,181
6.000%, 12/01/36	8,556,804	9,311,538
6.000%, 01/01/37	339,539	369,398
6.000%, 02/01/37	16,657,885	18,105,790
6.000%, 03/01/37	1,390,972	1,512,860
6.000%, 04/01/37	3,394,103	3,694,027
6.000%, 05/01/37	2,179,160	2,371,396
6.000%, 06/01/37	1,501,421	1,632,589
6.000%, 07/01/37	13,796,240	14,995,406
6.000%, 08/01/37	5,184,632	5,636,948
6.000%, 09/01/37	7,508,285	8,159,904
6.000%, 10/01/37	1,354,918	1,472,452
6.000%, 11/01/37	264,443	287,712
6.000%, 12/01/37	91,179	99,220
6.000%, 01/01/38	839,523	912,467

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 02/01/38	871,724	$951,573
6.000%, 03/01/38	118,443	128,717
6.000%, 05/01/38	3,562,655	3,872,147
6.000%, 06/01/38	225,369	245,318
6.000%, 07/01/38	1,957,762	2,127,620
6.000%, 08/01/38	1,638,925	1,781,402
6.000%, 09/01/38	1,574,962	1,711,737
6.000%, 10/01/38	1,136,660	1,237,008
6.000%, 11/01/38	671,050	729,322
6.000%, 12/01/38	1,191,648	1,294,272
6.000%, 01/01/39	995,055	1,088,095
6.000%, 06/01/39	338,847	368,680
6.000%, 07/01/39	6,046	6,570
6.000%, 09/01/39	2,138,982	2,323,423
6.000%, 04/01/40	91,784	99,746
6.000%, 05/01/40	17,737	19,711
6.000%, 06/01/40	465,056	505,398
6.000%, 07/01/40	108,153	117,534
6.000%, 10/01/40	3,086,179	3,353,895
6.000%, 05/01/41	136,666,052	148,362,166
6.000%, TBA (a)	43,000,000	46,762,500
7.500%, 09/01/30	1,225	1,402
8.000%, 10/01/25	2,454	2,911
Fannie Mae ARM Pool 1.374%, 08/01/41 (b)	500,010	512,556
1.374%, 07/01/42 (b)	530,295	541,239
1.374%, 08/01/42 (b)	479,508	487,970
1.374%, 10/01/44 (b)	832,285	847,213
1.424%, 09/01/41 (b)	1,669,072	1,726,720
1.877%, 09/01/35 (b)	3,565,559	3,745,349
1.915%, 06/01/33 (b)	77,160	80,459
2.023%, 01/01/35 (b)	486,968	514,604
2.053%, 11/01/35 (b)	422,084	443,182
2.095%, 02/01/31 (b)	257,080	258,866
2.121%, 10/01/28 (b)	199,343	208,295
2.121%, 08/01/36 (b)	962,895	1,025,575
2.256%, 12/01/34 (b)	3,076,583	3,274,256
2.261%, 07/01/32 (b)	40,874	41,256
2.261%, 03/01/35 (b)	103,328	109,268
2.308%, 10/01/35 (b)	916,413	977,167
2.347%, 08/01/35 (b)	1,906,896	1,996,456
2.353%, 11/01/35 (b)	1,187,108	1,262,042
2.354%, 12/01/34 (b)	1,204,631	1,275,570
2.356%, 09/01/31 (b)	78,967	84,233
2.364%, 07/01/33 (b)	67,385	71,554
2.387%, 02/01/35 (b)	311,882	330,147
2.403%, 03/01/33 (b)	6,903	7,333
2.410%, 05/01/34 (b)	1,356,018	1,425,610
2.437%, 05/01/35 (b)	871,757	933,651
2.456%, 04/01/34 (b)	19,333	20,635
2.462%, 01/01/35 (b)	155,352	165,835
2.467%, 01/01/35 (b)	118,287	125,326
2.472%, 05/01/35 (b)	129,160	138,018
2.488%, 01/01/35 (b)	123,662	131,295
2.492%, 11/01/34 (b)	5,022,130	5,405,959

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 2.496%, 11/01/34 (b)	8,680	$9,198
2.506%, 02/01/35 (b)	79,268	84,517
2.519%, 12/01/34 (b)	108,393	115,056
2.534%, 01/01/35 (b)	43,021	45,691
2.616%, 10/01/34 (b)	37,317	39,712
2.627%, 11/01/35 (b)	579,271	619,831
2.685%, 04/01/35 (b)	235,134	247,663
2.708%, 09/01/32 (b)	284,918	302,329
2.776%, 11/01/34 (b)	236,756	252,039
2.816%, 08/01/35 (b)	1,198,524	1,275,410
2.885%, 11/01/32 (b)	106,004	113,056
2.935%, 09/01/34 (b)	1,506,840	1,604,133
4.452%, 12/01/36 (b)	581,205	615,734
4.580%, 09/01/34 (b)	135,603	144,755
5.339%, 01/01/36 (b)	365,682	392,998
Fannie Mae Pool 2.310%, 08/01/22	8,200,000	7,835,292
2.475%, 04/01/19	15,200,000	15,564,344
2.870%, 09/01/27	7,300,000	6,561,201
3.240%, 07/01/22	23,290,274	23,642,530
3.330%, 11/01/21	1,557,669	1,659,650
4.000%, 07/18/28	2,000,000	2,108,047
5.000%, 08/01/35	4,234,339	4,559,057
8.000%, 08/01/14	431	438
Fannie Mae REMICS (CMO) 0.593%, 09/18/31 (b)	586,721	578,516
1.093%, 04/25/32 (b)	211,499	215,011
2.571%, 05/25/35 (b)	2,471,756	2,530,386
Freddie Mac 15 Yr. Gold Pool 5.500%, 05/01/14	2,059	2,090
5.500%, 04/01/16	3,730	3,958
5.500%, 09/01/19	544,132	586,868
6.000%, 06/01/14	2,554	2,611
6.000%, 03/01/15	242	247
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	318,790	334,648
4.000%, 09/01/30	1,253,466	1,315,762
4.000%, 10/01/30	67,868	71,249
5.500%, 04/01/21	33,898	36,952
5.500%, 12/01/22	2,098	2,255
5.500%, 03/01/23	433,935	466,781
5.500%, 06/01/26	8,905	9,654
5.500%, 08/01/26	4,542	4,921
5.500%, 06/01/27	169,164	181,834
5.500%, 12/01/27	202,681	218,344
5.500%, 01/01/28	117,707	127,694
5.500%, 02/01/28	34,722	37,341
5.500%, 05/01/28	316,344	341,326
5.500%, 06/01/28	520,445	561,785
6.000%, 03/01/21	87,009	94,339
6.000%, 01/01/22	395,209	429,065
6.000%, 10/01/22	1,296,401	1,407,232
6.000%, 12/01/22	79,558	86,344
6.000%, 04/01/23	75,464	81,893

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 09/01/40	119,307	$124,139
4.000%, 11/01/40	1,220,158	1,269,573
4.000%, 12/01/40	512,886	537,486
4.000%, 01/01/41	60,314	62,756
4.000%, 10/01/41	5,229,110	5,442,112
4.000%, 11/01/41	2,543,365	2,652,063
4.000%, 01/01/42	1,306,991	1,362,850
4.000%, TBA (a)	30,000,000	31,185,546
4.500%, 06/01/35	253,174	266,874
4.500%, 09/01/38	28,184	29,647
4.500%, 02/01/39	315,133	331,622
4.500%, 10/01/39	247,430	260,515
4.500%, 04/01/40	1,789,709	1,886,197
4.500%, 08/01/40	133,950	141,172
4.500%, 10/01/40	371,583	395,818
4.500%, 12/01/40	48,080	51,228
4.500%, 04/01/41	23,359,781	24,667,474
4.500%, 05/01/41	6,463,210	6,825,023
4.500%, 09/01/41	987,946	1,043,252
4.500%, 10/01/41	308,823	330,317
4.500%, TBA (a)	6,000,000	6,317,813
5.500%, 03/01/32	56,338	61,153
5.500%, 01/01/33	5,105	5,540
5.500%, 05/01/33	9,811	10,632
5.500%, 08/01/33	6,113	6,625
5.500%, 10/01/33	13,613	14,753
5.500%, 12/01/33	4,367	4,733
5.500%, 01/01/34	6,149	6,664
5.500%, 05/01/34	120,646	130,747
5.500%, 09/01/34	75,780	82,056
5.500%, 01/01/35	121,859	131,952
5.500%, 07/01/35	5,706	6,193
5.500%, 10/01/35	124,033	134,019
5.500%, 11/01/35	241,258	260,682
5.500%, 12/01/35	105,484	113,977
5.500%, 01/01/36	227,466	245,092
5.500%, 02/01/36	203,217	222,490
5.500%, 04/01/36	86,226	92,633
5.500%, 06/01/36	6,056,064	6,557,681
5.500%, 07/01/36	174,948	188,753
5.500%, 08/01/36	211,255	227,545
5.500%, 10/01/36	60,009	64,784
5.500%, 12/01/36	1,555,779	1,675,748
5.500%, 02/01/37	144,595	155,346
5.500%, 03/01/37	52,842	56,814
5.500%, 04/01/37	107,659	115,860
5.500%, 06/01/37	231,386	249,137
5.500%, 07/01/37	1,276,614	1,374,312
5.500%, 08/01/37	344,893	376,889
5.500%, 09/01/37	173,370	187,111
5.500%, 10/01/37	47,849	51,404
5.500%, 11/01/37	1,328,859	1,428,590
5.500%, 12/01/37	67,028	72,027
5.500%, 01/01/38	420,982	452,262
5.500%, 02/01/38	1,083,759	1,164,285

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 03/01/38	433,141	$465,340
5.500%, 04/01/38	914,788	983,750
5.500%, 05/01/38	1,754,901	1,885,293
5.500%, 06/01/38	1,321,209	1,419,378
5.500%, 07/01/38	2,170,514	2,331,948
5.500%, 08/01/38	5,857,365	6,305,183
5.500%, 09/01/38	1,444,082	1,551,668
5.500%, 10/01/38	42,034,605	45,158,672
5.500%, 11/01/38	18,469,556	19,842,408
5.500%, 12/01/38	20,714	22,282
5.500%, 01/01/39	3,053,242	3,280,104
5.500%, 02/01/39	560,581	602,383
5.500%, 03/01/39	422,370	453,753
5.500%, 09/01/39	226,260	247,369
5.500%, 02/01/40	437,059	469,534
5.500%, 03/01/40	38,575	41,441
5.500%, 05/01/40	12,686	13,628
5.500%, 08/01/40	402,203	432,088
5.500%, 02/01/41	145,982	159,639
Freddie Mac ARM Non-Gold Pool 2.279%, 10/01/34 (b)	107,965	113,176
2.311%, 02/01/35 (b)	99,372	105,136
2.375%, 11/01/31 (b)	46,288	49,203
2.377%, 11/01/34 (b)	193,327	205,311
2.393%, 08/01/35 (b)	1,275,962	1,361,437
2.399%, 02/01/35 (b)	194,890	208,229
2.399%, 06/01/35 (b)	2,436,099	2,574,877
2.417%, 09/01/35 (b)	859,065	910,341
2.442%, 09/01/35 (b)	490,506	519,611
2.459%, 01/01/35 (b)	461,185	491,193
2.501%, 02/01/35 (b)	119,719	127,169
2.503%, 02/01/35 (b)	88,540	94,430
2.553%, 02/01/35 (b)	111,619	118,199
2.556%, 02/01/35 (b)	47,841	50,813
2.560%, 01/01/35 (b)	113,003	119,945
2.597%, 01/01/29 (b)	754,265	808,192
2.779%, 02/01/35 (b)	113,966	121,635
2.902%, 11/01/34 (b)	67,632	72,429
2.905%, 11/01/34 (b)	100,260	106,980
2.980%, 11/01/34 (b)	51,314	54,731
3.086%, 08/01/32 (b)	202,213	214,235
5.336%, 03/01/35 (b)	289,300	310,798
Freddie Mac REMICS (CMO) 0.443%, 07/15/34 (b)	212,770	212,036
1.875%, 11/15/23 (b)	776,823	806,280
3.500%, 07/15/32	79,531	82,001
3.500%, 01/15/42	21,015,146	20,503,196
6.500%, 01/15/24	52,151	57,997
Freddie Mac Structured Pass-Through Securities (CMO) 1.374%, 10/25/44 (b)	1,726,214	1,742,970
1.374%, 02/25/45 (b)	154,506	156,656
1.574%, 07/25/44 (b)	8,891,705	9,128,722
Ginnie Mae I 15 Yr. Pool 6.000%, 04/15/14	4,885	5,023

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	500,000	$495,491
3.000%, 05/15/43	20,000,002	19,819,648
3.000%, 06/15/43	35,502,300	35,182,152
3.000%, TBA (a)	36,000,000	35,589,377
3.500%, 01/15/42	5,739,330	5,899,339
3.500%, 02/15/42	3,000,001	3,088,396
3.500%, 07/15/42	20,477,045	21,047,933
3.500%, 09/15/42	783,622	805,469
3.500%, 11/15/42	11,000,001	11,306,675
3.500%, 06/15/43	2,000,000	2,055,758
3.500%, TBA (a)	21,000,000	21,541,405
4.000%, TBA (a)	2,000,000	2,096,250
5.000%, 03/15/33	6,367	6,935
5.000%, 10/15/33	16,133	17,562
5.000%, 12/15/33	83,685	91,258
5.000%, 05/15/34	10,957	11,918
5.000%, 07/15/34	20,110	21,905
5.000%, 11/15/35	8,883	9,635
5.000%, 03/15/36	7,566	8,232
5.000%, 03/15/38	932,043	1,006,073
5.000%, 06/15/38	1,531,026	1,652,630
5.000%, 08/15/38	37,721	40,717
5.000%, 10/15/38	284,537	307,472
5.000%, 11/15/38	5,670,729	6,121,134
5.000%, 01/15/39	949,985	1,028,803
5.000%, 02/15/39	417,702	451,911
5.000%, 03/15/39	1,323,789	1,433,503
5.000%, 04/15/39	10,794,027	11,689,130
5.000%, 05/15/39	10,093,488	11,032,942
5.000%, 06/15/39	1,615,979	1,750,054
5.000%, 07/15/39	6,876,439	7,446,966
5.000%, 09/15/39	779,889	842,568
5.000%, 10/15/39	2,405,143	2,604,694
5.000%, 05/15/40	122,296	132,790
5.000%, 09/15/40	1,345,007	1,456,381
5.000%, 12/15/40	101,516	109,893
5.000%, 07/15/41	77,298	83,645
7.000%, 10/15/23	16,227	18,639
7.500%, 01/15/26	15,661	17,892
Ginnie Mae I Pool 5.000%, TBA (a)	1,000,000	1,078,437
7.500%, 04/15/31	5,472,113	5,711,048
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	10,000,000	10,262,499
Ginnie Mae II ARM Pool 1.625%, 01/20/23 (b)	31,295	32,669
1.625%, 01/20/26 (b)	15,937	16,482
1.625%, 02/20/26 (b)	16,445	17,168
1.625%, 01/20/27 (b)	8,616	8,995
1.625%, 02/20/27 (b)	11,737	12,174
1.625%, 11/20/27 (b)	26,384	27,510
1.625%, 02/20/28 (b)	18,785	19,611
1.625%, 03/20/28 (b)	20,957	21,878
1.625%, 10/20/28 (b)	20,846	21,739
1.625%, 10/20/29 (b)	12,492	13,027

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II ARM Pool 1.625%, 01/20/30 (b)	56,633	$59,125
1.625%, 11/20/30 (b)	77,983	81,324
1.625%, 03/20/32 (b)	993	1,037
1.625%, 03/20/33 (b)	9,251	9,660
1.750%, 05/20/26 (b)	25,688	26,792
1.750%, 06/20/27 (b)	9,102	9,494
1.750%, 08/20/27 (b)	96,236	100,506
1.750%, 09/20/27 (b)	83,531	87,236
1.750%, 05/20/28 (b)	8,804	9,183
1.750%, 04/20/29 (b)	7,257	7,569
1.750%, 05/20/29 (b)	14,143	14,749
1.750%, 07/20/29 (b)	15,001	15,667
1.750%, 08/20/29 (b)	14,868	15,528
1.750%, 09/20/29 (b)	20,409	21,315
1.750%, 06/20/30 (b)	18,611	19,413
1.750%, 04/20/31 (b)	21,689	22,624
1.750%, 08/20/31 (b)	5,871	6,133
1.750%, 04/20/32 (b)	12,246	12,774
1.750%, 05/20/32 (b)	28,117	29,330
1.750%, 07/20/32 (b)	15,768	16,470
1.750%, 09/20/33 (b)	102,346	106,905
2.000%, 02/20/22 (b)	17,894	18,646
2.000%, 04/20/22 (b)	2,253	2,341
2.000%, 04/20/30 (b)	33,916	35,237
2.000%, 05/20/30 (b)	44,448	46,181
2.125%, 10/20/31 (b)	6,715	7,017
2.250%, 04/20/29 (b)	16,910	17,595
2.500%, 11/20/26 (b)	17,174	17,955
2.500%, 10/20/30 (b)	5,938	6,209

		3,828,101,683

Federal Agencies—5.8%
Federal Home Loan Mortgage Corp. 0.875%, 03/07/18	3,300,000	3,193,337
1.000%, 03/08/17	68,400,000	68,064,840
1.000%, 06/29/17	54,800,000	54,308,389
1.000%, 07/28/17	66,800,000	65,861,594
1.000%, 09/29/17	42,600,000	42,093,017
1.250%, 05/12/17	21,400,000	21,429,896
1.250%, 08/01/19	27,500,000	26,223,752
1.250%, 10/02/19	58,400,000	55,329,153
1.750%, 05/30/19	11,200,000	11,025,930
2.375%, 01/13/22	11,000,000	10,689,547
3.750%, 03/27/19	10,900,000	11,981,727
5.000%, 02/16/17	7,800,000	8,880,066
5.500%, 08/23/17	1,600,000	1,866,904
Federal National Mortgage Association 0.875%, 08/28/17	15,600,000	15,290,870
0.875%, 12/20/17	300,000	292,253
0.875%, 02/08/18	23,500,000	22,815,798
0.875%, 05/21/18	4,200,000	4,059,140
1.125%, 04/27/17	42,900,000	42,751,051
1.250%, 01/30/17	7,700,000	7,747,124
5.000%, 02/13/17	8,200,000	9,347,114

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 05/11/17	9,100,000	$10,385,539
5.375%, 06/12/17	9,700,000	11,226,664
Government National Mortgage Association (CMO) 0.493%, 01/16/31 (b)	47,491	47,922
0.693%, 02/16/30 (b)	19,259	19,452

		504,931,079

U.S. Treasury—32.8%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43	1,618,288	1,361,006
0.750%, 02/15/42	29,329,635	25,819,230
1.750%, 01/15/28	137,305,763	153,836,141
2.000%, 01/15/26	53,894,060	62,235,028
2.375%, 01/15/25	31,334,710	37,327,473
2.375%, 01/15/27	90,287,730	108,704,982
2.500%, 01/15/29 (c)	48,305,814	59,582,227
3.625%, 04/15/28	5,750,920	7,981,650
3.875%, 04/15/29	2,546,154	3,669,644
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/17	10,647,624	10,924,632
0.125%, 01/15/22	42,432,033	41,560,182
0.125%, 07/15/22	29,324,800	28,662,705
0.625%, 07/15/21	12,690,525	13,097,015
1.125%, 01/15/21	20,197,380	21,600,149
1.250%, 07/15/20	31,988,400	34,747,399
1.375%, 01/15/20	6,667,108	7,264,021
1.875%, 07/15/19	6,970,112	7,858,258
2.125%, 01/15/19	4,548,978	5,144,253
U.S. Treasury Notes 0.250%, 04/15/16	227,900,000	225,710,109
0.625%, 04/30/18	14,100,000	13,626,325
0.750%, 10/31/17	255,300,000	250,493,211
0.750%, 12/31/17	177,900,000	174,050,066
0.750%, 02/28/18	34,000,000	33,168,598
0.750%, 03/31/18	73,300,000	71,347,215
0.875%, 01/31/18	71,000,000	69,735,348
0.875%, 07/31/19	118,200,000	112,585,500
1.000%, 05/31/18	44,800,000	44,029,978
1.000%, 06/30/19	74,800,000	71,901,500
1.000%, 09/30/19 (c) (d)	256,400,000	245,182,500
1.000%, 11/30/19	12,100,000	11,528,081
1.125%, 05/31/19	9,100,000	8,831,978
1.125%, 12/31/19	22,400,000	21,462,000
1.125%, 03/31/20	10,700,000	10,195,088
1.125%, 04/30/20 (d)	182,000,000	173,070,716
1.250%, 10/31/19	4,500,000	4,364,649
1.375%, 01/31/20	20,200,000	19,638,198
1.375%, 05/31/20	13,300,000	12,835,537
1.500%, 08/31/18 (c) (d) (e)	192,400,000	192,941,029
1.625%, 08/15/22 (c) (d) (e)	121,200,000	113,710,204
1.625%, 11/15/22	76,800,000	71,694,029
1.750%, 05/15/23	14,200,000	13,299,180
2.000%, 02/15/22	11,400,000	11,149,736

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.000%, 02/15/23	103,900,000	$99,995,646
2.625%, 04/30/18	27,000,000	28,636,875
2.625%, 08/15/20	68,800,000	71,896,000
2.875%, 03/31/18	33,800,000	36,250,500
3.500%, 02/15/18	20,300,000	22,337,937

		2,867,043,728

Total U.S. Treasury & Government Agencies (Cost $7,336,247,478)		7,200,076,490

Corporate Bonds & Notes—11.7%

Agriculture—0.0%
Reynolds American, Inc. 7.625%, 06/01/16	2,400,000	2,798,112

Banks—6.3%
Ally Financial, Inc. 3.125%, 01/15/16	5,000,000	4,988,095
3.475%, 02/11/14 (b)	8,900,000	8,934,621
3.672%, 06/20/14 (b)	9,000,000	9,079,560
4.500%, 02/11/14	9,000,000	9,076,500
4.625%, 06/26/15	2,600,000	2,665,083
5.500%, 02/15/17	15,000,000	15,672,150
6.750%, 12/01/14	9,458,000	9,954,545
7.500%, 09/15/20	7,100,000	8,182,750
8.300%, 02/12/15	3,500,000	3,771,250
American Express Bank FSB 6.000%, 09/13/17	31,500,000	36,293,544
American Express Centurion Bank 6.000%, 09/13/17	26,500,000	30,452,316
Australia & New Zealand Banking Group, Ltd. 2.125%, 01/10/14 (144A)	17,100,000	17,243,640
Banco Santander Brazil S.A. 2.373%, 03/18/14 (144A) (b)	20,800,000	20,699,557
4.250%, 01/14/16 (144A)	18,200,000	18,382,000
Banco Santander Chile 1.876%, 01/19/16 (144A) (b)	6,900,000	6,900,000
Bank of China (Hong Kong), Ltd. 5.550%, 02/11/20 (144A)	2,500,000	2,608,062
Bank of India 4.750%, 09/30/15	3,100,000	3,190,982
Bank of Montreal 1.950%, 01/30/18 (144A)	5,700,000	5,826,540
2.850%, 06/09/15 (144A)	800,000	833,040
Bank of Nova Scotia 1.650%, 10/29/15 (144A)	6,100,000	6,218,340
1.950%, 01/30/17 (144A)	800,000	817,440
Barclays Bank plc 5.200%, 07/10/14	900,000	938,880
10.179%, 06/12/21 (144A)	17,900,000	22,700,601
BBVA Bancomer S.A. 4.500%, 03/10/16 (144A)	3,900,000	4,046,250
6.500%, 03/10/21 (144A)	7,800,000	8,190,000

Banks—(Continued)
BNP Paribas S.A. 1.179%, 01/10/14 (b)	26,000,000	$26,071,526
BPCE S.A. 2.375%, 10/04/13 (144A)	2,400,000	2,410,560
CIT Group, Inc. 5.250%, 04/01/14 (144A)	2,600,000	2,639,000
Citigroup, Inc. 2.275%, 08/13/13 (b)	7,000,000	7,015,036
5.500%, 10/15/14	35,000,000	36,812,405
Credit Agricole S.A. 8.375%, 10/13/19 (144A) (b)	13,600,000	14,399,000
Credit Suisse of New York 2.200%, 01/14/14	5,700,000	5,749,356
Dexia Credit Local S.A. 0.756%, 04/29/14 (144A) (b)	1,200,000	1,201,967
2.750%, 04/29/14	9,300,000	9,456,147
Export-Import Bank of Korea 4.000%, 01/29/21	2,500,000	2,479,270
5.125%, 06/29/20	4,300,000	4,552,548
GMAC International Finance B.V. 7.500%, 04/21/15 (EUR)	2,800,000	3,878,056
HSBC Bank plc 2.000%, 01/19/14 (144A)	6,000,000	6,051,756
ING Bank NV 2.000%, 10/18/13 (144A) (f)	3,300,000	3,312,448
Intesa Sanpaolo S.p.A. 2.674%, 02/24/14 (144A) (b)	14,100,000	14,151,803
3.125%, 01/15/16	8,100,000	7,964,390
JPMorgan Chase & Co. 3.150%, 07/05/16	3,800,000	3,946,680
JPMorgan Chase Bank N.A. 0.602%, 06/13/16 (b)	5,300,000	5,206,688
6.000%, 10/01/17	23,600,000	26,882,548
Lloyds TSB Bank plc 12.000%, 12/16/24 (144A) (b)	5,700,000	7,592,149
Morgan Stanley 0.727%, 10/18/16 (b)	1,900,000	1,839,331
National Bank of Canada 2.200%, 10/19/16 (144A)	1,400,000	1,445,921
Nordea Bank AB 2.125%, 01/14/14 (144A)	2,700,000	2,724,268
Nykredit Realkredit A/S 1.308%, 04/01/38 (DKK) (b)	1,557,380	280,486
1.321%, 10/01/38 (DKK) (b)	3,595,871	645,426
Realkredit Danmark A/S 1.358%, 01/01/38 (DKK) (b)	6,154,006	1,108,346
1.360%, 01/01/38 (DKK) (b)	4,943,992	888,264
Royal Bank of Scotland Group plc 6.990%, 10/05/17 (144A) (b)	2,000,000	1,870,000
Santander Issuances S.A. Unipersonal 7.300%, 07/27/19 (GBP) (b)	5,000,000	7,680,461
Santander US Debt S.A. Unipersonal 2.991%, 10/07/13 (144A)	24,300,000	24,438,559
State Bank of India 4.500%, 07/27/15 (144A)	12,200,000	12,715,340

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Sumitomo Mitsui Banking Corp. 1.950%, 01/14/14 (144A) (f)	7,400,000	$7,451,770
Turkiye Garanti Bankasi A/S 2.776%, 04/20/16 (144A) (b)	3,800,000	3,714,500
UBS AG 1.276%, 01/28/14 (b)	1,279,000	1,285,719
2.250%, 08/12/13	8,658,000	8,672,779
UFJ Finance Aruba AEC 6.750%, 07/15/13	220,000	220,445
United Overseas Bank, Ltd. 5.375%, 09/03/19 (144A) (b)	470,000	487,400
Wells Fargo & Co. 7.980%, 03/15/18 (b)	20,300,000	22,939,000
Woori Bank Co., Ltd. 6.025%, 03/13/14 (144A) (b) (f)	305,000	306,475

		550,153,569

Biotechnology—0.0%
Amgen, Inc. 1.875%, 11/15/14	2,000,000	2,030,196

Chemicals—0.2%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	3,300,000	3,217,500
ICI Wilmington, Inc. 5.625%, 12/01/13	340,000	346,243
Rohm & Haas Co. 6.000%, 09/15/17	8,500,000	9,692,389

		13,256,132

Diversified Financial Services—1.5%
ANZ Capital Trust II 5.360%, 12/15/13 (144A)	525,000	525,000
Banque PSA Finance S.A. 2.182%, 04/04/14 (144A) (b) (f)	14,900,000	14,769,848
Bear Stearns Cos. LLC (The) 6.400%, 10/02/17	1,600,000	1,845,512
7.250%, 02/01/18	4,200,000	5,001,112
BM&FBovespa S.A. 5.500%, 07/16/20 (144A)	1,000,000	1,021,250
Dragon 2012 LLC 1.972%, 03/12/24	923,933	905,663
Ford Motor Credit Co. LLC 2.750%, 05/15/15	5,600,000	5,678,344
7.000%, 04/15/15	900,000	975,700
8.000%, 06/01/14	2,500,000	2,644,090
8.000%, 12/15/16	500,000	585,568
8.700%, 10/01/14	500,000	542,686
12.000%, 05/15/15	4,000,000	4,716,708
General Electric Capital Corp. 6.375%, 11/15/67 (b)	5,100,000	5,304,000
International Lease Finance Corp. 6.750%, 09/01/16 (144A)	5,300,000	5,724,000
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (g)	14,800,000	1,480

Diversified Financial Services—(Continued)
Merrill Lynch & Co., Inc. 6.400%, 08/28/17	3,100,000	$3,500,408
6.875%, 04/25/18	23,000,000	26,471,229
SLM Corp. 0.576%, 01/27/14 (b)	11,600,000	11,497,990
5.000%, 10/01/13	3,839,000	3,858,195
5.375%, 05/15/14	8,235,000	8,399,700
6.250%, 01/25/16	3,200,000	3,392,000
8.450%, 06/15/18	8,300,000	9,213,000
Springleaf Finance Corp. 6.900%, 12/15/17	3,200,000	3,140,000
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A) (f)	7,572,962	7,789,276

		127,502,759

Electric—1.1%
Arizona Public Service Co. 4.650%, 05/15/15	165,000	175,658
Centrais Eletricas Brasileiras S.A. 6.875%, 07/30/19 (144A)	54,400,000	56,848,000
Entergy Corp. 3.625%, 09/15/15	14,300,000	14,815,529
Korea Hydro & Nuclear Power Co., Ltd. 3.125%, 09/16/15 (144A)	11,200,000	11,538,005
Majapahit Holding B.V. 7.250%, 06/28/17	2,040,000	2,249,100
7.750%, 01/20/20	5,000,000	5,475,000
TECO Finance, Inc. 6.750%, 05/01/15	4,400,000	4,798,737

		95,900,029

Forest Products & Paper—0.1%
International Paper Co. 5.250%, 04/01/16	6,500,000	7,056,790

Gas—0.0%
ENN Energy Holdings, Ltd. 6.000%, 05/13/21 (144A)	1,600,000	1,689,194

Holding Companies-Diversified—0.0%
Hutchison Whampoa International , Ltd. 6.250%, 01/24/14 (144A)	245,000	251,594
Noble Group, Ltd. 4.875%, 08/05/15 (144A)	700,000	724,500

		976,094

Insurance—0.8%
American General Institutional Capital 8.125%, 03/15/46 (144A)	24,700,000	29,763,500
American International Group, Inc. 5.000%, 06/26/17 (EUR)	10,700,000	15,386,153
5.050%, 10/01/15	6,300,000	6,829,250
5.450%, 05/18/17	700,000	771,635
6.765%, 11/15/17 (GBP)	2,500,000	4,421,020
8.625%, 05/22/68 (GBP) (b)	2,500,000	4,444,975

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
CNA Financial Corp. 5.850%, 12/15/14	5,000,000	$5,318,810

		66,935,343

Investment Company Security—0.1%
Temasek Financial I, Ltd. 4.300%, 10/25/19 (144A)	5,500,000	5,936,804

Iron/Steel—0.0%
Gerdau Trade, Inc. 5.750%, 01/30/21 (144A)	1,900,000	1,871,500

Media—0.3%
Historic TW, Inc. 9.150%, 02/01/23	155,000	210,453
Pearson Dollar Finance plc 5.700%, 06/01/14 (144A)	13,500,000	13,907,430
Time Warner, Inc. 5.875%, 11/15/16	6,500,000	7,419,886

		21,537,769

Mining—0.0%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	2,400,000	2,243,753

Oil & Gas—0.5%
Gazprom OAO Via Gaz Capital S.A. 8.125%, 07/31/14	3,600,000	3,824,280
8.146%, 04/11/18 (144A)	11,000,000	12,595,000
Indian Oil Corp., Ltd. 4.750%, 01/22/15	2,200,000	2,272,910
Novatek Finance, Ltd. 5.326%, 02/03/16 (144A)	3,100,000	3,247,250
Petrobras International Finance Co. 5.375%, 01/27/21	14,300,000	14,367,124
5.750%, 01/20/20	4,800,000	4,993,815
Ras Laffan Liquefied natural Gas Co. Ltd III 5.500%, 09/30/14	1,400,000	1,463,000

		42,763,379

Oil & Gas Services—0.1%
Cameron International Corp. 1.205%, 06/02/14 (b)	9,100,000	9,140,277

Pharmaceuticals—0.1%
Teva Pharmaceutical Finance Co. B.V. 1.175%, 11/08/13 (b)	8,000,000	8,024,144

Pipelines—0.2%
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700%, 08/07/18 (144A)	2,500,000	2,943,750
NGPL PipeCo LLC 7.119%, 12/15/17 (144A)	16,400,000	15,908,000

		18,851,750

Real Estate—0.0%
Qatari Diar Finance QSC 3.500%, 07/21/15	1,000,000	$1,032,500

Real Estate Investment Trusts—0.1%
HCP, Inc. 6.700%, 01/30/18	7,500,000	8,778,330

Retail—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	960,696	1,131,198

Savings & Loans—0.1%
Nationwide Building Society 6.250%, 02/25/20 (144A)	10,800,000	12,039,440

Telecommunications—0.0%
Deutsche Telekom International Finance B.V. 5.250%, 07/22/13	425,000	426,001
Qtel International Finance, Ltd. 3.375%, 10/14/16 (144A)	400,000	416,160

		842,161

Transportation—0.1%
Con-way, Inc. 7.250%, 01/15/18	7,000,000	7,955,493
Norfolk Southern Corp. 5.590%, 05/17/25	12,000	13,536

		7,969,029

Trucking & Leasing—0.1%
GATX Corp. 6.000%, 02/15/18	5,000,000	5,600,180
GATX Financial Corp. 5.800%, 03/01/16	5,000,000	5,463,385

		11,063,565

Total Corporate Bonds & Notes (Cost $952,042,613)		1,021,523,817

Foreign Government—4.9%

Municipal—0.2%
Autonomous Community of Madrid Spain 5.750%, 02/01/18 (EUR)	4,400,000	6,031,088
Autonomous Community of Valencia Spain 4.750%, 03/20/14 (EUR)	500,000	652,322
Junta de Castilla y Leon 6.270%, 02/19/18 (EUR)	4,000,000	5,516,203
6.505%, 03/01/19 (EUR)	4,000,000	5,547,057

		17,746,670

Provincial—2.7%
Province of British Columbia 4.300%, 06/18/42 (CAD)	400,000	409,368

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Provincial—(Continued)
Province of Ontario 1.600%, 09/21/16	300,000	$304,403
1.650%, 09/27/19	8,700,000	8,311,110
2.850%, 06/02/23 (CAD)	2,700,000	2,462,630
3.000%, 07/16/18	4,300,000	4,513,710
3.150%, 06/02/22 (CAD)	49,900,000	47,255,779
4.000%, 06/02/21 (CAD)	56,400,000	57,284,853
4.200%, 03/08/18 (CAD)	2,200,000	2,269,073
4.200%, 06/02/20 (CAD)	14,300,000	14,757,948
4.300%, 03/08/17 (CAD)	7,400,000	7,616,364
4.400%, 06/02/19 (CAD)	9,100,000	9,497,849
4.600%, 06/02/39 (CAD)	4,600,000	4,836,189
5.500%, 06/02/18 (CAD)	2,600,000	2,827,441
Province of Quebec 2.750%, 08/25/21	600,000	589,312
3.000%, 09/01/23 (CAD)	700,000	641,688
3.500%, 07/29/20	10,600,000	11,152,260
3.500%, 12/01/22 (CAD)	13,200,000	12,740,253
4.250%, 12/01/21 (CAD)	28,800,000	29,616,872
4.500%, 12/01/16 (CAD)	400,000	413,548
4.500%, 12/01/17 (CAD)	4,700,000	4,896,366
4.500%, 12/01/18 (CAD)	5,400,000	5,653,698
4.500%, 12/01/19 (CAD)	1,200,000	1,259,618
4.500%, 12/01/20 (CAD)	3,700,000	3,879,564

		233,189,896

Regional Government—0.0%
Province of Ontario 4.400%, 04/14/20	2,700,000	2,993,771

		2,993,771

Sovereign—2.0%
Banco Nacional de Desenvolvimento Economico e Social 4.125%, 09/15/17 (144A) (EUR)	2,700,000	3,629,025
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/17 (BRL)	1,000,000	311,978
Brazil Notas do Tesouro Nacional 10.000%, 01/01/17 (BRL)	306,953,000	134,314,020
10.000%, 01/01/21 (BRL)	13,962,000	5,963,261
10.000%, 01/01/23 (BRL)	26,828,000	11,363,527
Korea Housing Finance Corp. 4.125%, 12/15/15 (144A)	2,500,000	2,631,160
Mexican Bonos 6.000%, 06/18/15 (MXN)	70,900,000	5,636,718
6.250%, 06/16/16 (MXN)	89,100,000	7,209,911
10.000%, 12/05/24 (MXN)	5,300,000	551,497

		171,611,097

Total Foreign Government (Cost $474,023,521)		425,541,434

Mortgage-Backed Securities—4.3%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—2.9%
Adjustable Rate Mortgage Trust 2.897%, 11/25/35 (b)	865,242	$725,776
American Home Mortgage Assets 1.094%, 11/25/46 (b)	4,837,756	2,657,239
American Home Mortgage Investment Trust 2.416%, 02/25/45 (b)	2,269,628	2,252,563
Arran Residential Mortgages Funding plc 1.603%, 05/16/47 (144A) (EUR) (b)	11,920,440	15,748,916
Banc of America Funding Corp. 2.639%, 05/25/35 (b)	3,091,763	3,097,300
2.701%, 02/20/36 (b)	7,739,244	7,611,570
5.630%, 01/20/47 (b)	427,843	325,394
BCAP LLC Trust 0.363%, 01/25/37 (b)	2,853,768	2,041,425
5.250%, 02/26/36 (144A)	10,361,379	9,445,775
5.250%, 08/26/37 (144A)	18,798,119	18,998,319
Bear Stearns Adjustable Rate Mortgage Trust 2.240%, 08/25/35 (b)	41,458	40,999
2.320%, 08/25/35 (b)	1,237,221	1,217,605
2.959%, 02/25/33 (b)	30,174	26,633
Bear Stearns ALT-A Trust 1.033%, 11/25/34 (b)	1,034,588	1,002,388
2.709%, 05/25/35 (b)	2,570,247	2,348,180
2.845%, 11/25/36 (b)	5,956,206	4,041,452
2.864%, 09/25/35 (b)	1,958,211	1,604,727
2.911%, 11/25/36 (b)	3,471,614	2,279,510
Bear Stearns Structured Products, Inc. 2.639%, 01/26/36 (b)	2,039,915	1,537,876
2.653%, 12/26/46 (b)	1,372,385	935,432
CC Mortgage Funding Corp. 0.443%, 08/25/35 (144A) (b)	86,145	74,017
Chase Mortgage Finance Corp. 5.107%, 12/25/35 (b)	11,296,509	10,794,232
5.741%, 09/25/36 (b)	6,900,975	6,316,131
Citigroup Mortgage Loan Trust, Inc. 2.270%, 09/25/35 (b)	4,604,753	4,503,770
2.290%, 09/25/35 (b)	1,514,503	1,470,349
2.570%, 10/25/35 (b)	7,718,958	7,401,431
Countrywide Alternative Loan Trust 0.402%, 03/20/46 (b)	283,565	200,489
4.807%, 05/25/35 (b) (h) (i)	5,570,206	850,465
Countrywide Home Loan Mortgage Pass-Through Trust 0.483%, 04/25/35 (b)	147,483	124,725
0.513%, 03/25/35 (b)	1,250,621	1,011,071
0.533%, 06/25/35 (144A) (b)	4,217,158	3,790,875
2.763%, 09/20/36 (b)	6,049,236	3,963,514
Credit Suisse First Boston Mortgage Securities Corp. 0.827%, 03/25/32 (144A) (b)	106,716	97,585
6.000%, 11/25/35	3,319,827	2,697,210
6.500%, 04/25/33	100,032	106,077
Downey Savings & Loan Association Mortgage Loan Trust 2.552%, 07/19/44 (b)	988,901	964,324

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
First Horizon Alternative Mortgage Securities 4.507%, 01/25/36 (b) (h) (i)	64,864,167	$9,175,880
First Horizon Mortgage Pass-Through Trust 2.615%, 08/25/35 (b)	376,651	359,066
Granite Mortgages plc 0.490%, 09/20/44 (EUR) (b)	414,053	524,939
0.588%, 01/20/44 (EUR) (b)	415,778	527,668
0.884%, 01/20/44 (GBP) (b)	668,808	995,861
0.889%, 09/20/44 (GBP) (b)	3,474,428	5,162,887
Greenpoint Mortgage Funding Trust 0.273%, 01/25/47 (b)	10	10
0.413%, 06/25/45 (b)	99,777	88,119
GSR Mortgage Loan Trust 2.664%, 09/25/35 (b)	118,939	116,841
2.881%, 04/25/36 (b)	4,402,272	4,025,750
6.000%, 03/25/32	280	292
Harborview Mortgage Loan Trust 0.382%, 01/19/38 (b)	232,046	186,801
0.412%, 05/19/35 (b)	1,530,792	1,256,726
Holmes Master Issuer plc 1.561%, 10/15/54 (144A) (EUR) (b)	6,235,644	8,175,484
Indymac ARM Trust 1.786%, 01/25/32 (b)	610	569
1.820%, 01/25/32 (b)	35,489	32,940
Indymac Index Mortgage Loan Trust 2.566%, 12/25/34 (b)	255,755	243,043
JPMorgan Mortgage Trust 3.005%, 07/25/35 (b)	5,189,146	5,241,489
4.480%, 02/25/35 (b)	440,666	440,437
5.263%, 07/25/35 (b)	8,255,066	8,459,883
5.750%, 01/25/36	768,908	698,509
MASTR Alternative Loans Trust 0.593%, 03/25/36 (b)	863,085	182,309
Merrill Lynch Mortgage Investors, Inc. 0.403%, 02/25/36 (b)	1,622,256	1,401,197
0.573%, 08/25/35 (b)	8,700,000	7,412,426
MLCC Mortgage Investors, Inc. 0.443%, 11/25/35 (b)	188,232	173,786
1.193%, 10/25/35 (b)	320,061	314,902
2.255%, 11/25/35 (b)	3,320,028	3,085,584
2.440%, 10/25/35 (b)	938,147	931,152
Morgan Stanley Mortgage Loan Trust 5.500%, 08/25/35	5,249,813	5,339,679
Nomura Asset Acceptance Corp. 4.976%, 05/25/35	4,398,193	4,051,413
RBSSP Resecuritization Trust 0.433%, 06/27/36 (144A) (b)	8,300,000	6,585,145
Residential Accredit Loans, Inc. 0.373%, 06/25/46 (b)	2,106,747	942,546
0.593%, 03/25/33 (b)	451,763	437,241
0.633%, 06/25/34 (b)	3,501,542	3,336,962
6.000%, 06/25/36	2,765,083	2,137,282
Residential Asset Securitization Trust 0.593%, 05/25/33 (b)	236,677	228,833
0.593%, 01/25/46 (b)	1,961,755	887,694

Collateralized Mortgage Obligations—(Continued)
Residential Funding Mortgage Securities I 0.543%, 06/25/18 (b)	9,996	$9,672
Sequoia Mortgage Trust 0.542%, 07/20/33 (b)	466,902	454,309
Structured Adjustable Rate Mortgage Loan Trust 2.535%, 04/25/35 (b)	12,400,082	11,755,216
2.608%, 01/25/35 (b)	3,719,234	3,402,957
2.609%, 08/25/35 (b)	274,349	251,207
Structured Asset Mortgage Investments, Inc. 0.423%, 05/25/45 (b)	1,550,587	1,261,896
0.442%, 07/19/35 (b)	1,820,782	1,727,212
Structured Asset Securities Corp. 2.718%, 10/28/35 (144A) (b)	55,500	52,000
WaMu Mortgage Pass-Through Certificates 1.568%, 06/25/42 (b)	241,808	220,147
1.568%, 08/25/42 (b)	126,070	115,482
2.220%, 02/27/34 (b)	352,548	356,934
Wells Fargo Mortgage Backed Securities Trust 2.493%, 09/25/33 (b)	1,324,365	1,320,380
2.641%, 03/25/36 (b)	23,897,257	22,563,619
2.720%, 04/25/36 (b)	2,409,432	2,250,415
5.592%, 04/25/36 (b)	1,199,723	421,249

		251,629,384

Commercial Mortgage-Backed Securities—1.4%
Banc of America Large Loan, Inc. 2.493%, 11/15/15 (144A) (b)	6,434,779	6,439,772
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.451%, 01/15/49	8,400,000	9,312,853
Bear Stearns Commercial Mortgage Securities, Inc. 5.331%, 02/11/44	400,000	437,968
5.700%, 06/11/50	5,300,000	6,019,215
Commercial Mortgage Pass-Through Certificates 5.383%, 02/15/40	900,000	968,526
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	21,435,723	23,614,922
European Loan Conduit 0.353%, 05/15/19 (EUR) (b)	577,645	725,575
Greenwich Capital Commercial Funding Corp. 4.799%, 08/10/42 (b)	100,000	104,317
5.444%, 03/10/39	7,700,000	8,511,056
GS Mortgage Securities Corp. II 1.103%, 03/06/20 (144A) (b)	1,519,193	1,522,769
JPMorgan Chase Commercial Mortgage Securities Corp. 4.070%, 11/15/43 (144A)	4,800,000	5,051,270
5.420%, 01/15/49	400,000	442,870
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	14,594,502	16,266,944
Merrill Lynch Floating Trust 0.731%, 07/09/21 (144A) (b)	10,349,833	10,314,364
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.485%, 03/12/51 (b)	2,200,000	2,434,197

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust 6.093%, 08/12/49 (b)	7,400,000	$8,367,772
Morgan Stanley Capital I 6.090%, 06/11/49 (b)	3,600,000	4,049,305
Morgan Stanley Re-REMIC Trust 5.982%, 08/12/45 (144A) (b)	900,000	1,007,645
Wachovia Bank Commercial Mortgage Trust 5.937%, 06/15/49 (b)	16,700,000	18,678,783

		124,270,123

Total Mortgage-Backed Securities (Cost $361,693,270)		375,899,507

Municipals—4.2%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, 02/15/50	6,900,000	9,180,105
Bay Area Toll Bridge Authority, Build America Bonds 7.043%, 04/01/50	10,400,000	13,247,312
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	3,500,000	2,821,735
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, 05/15/49	2,500,000	2,778,075
California State General Obligation Unlimited, Build America Bonds 7.950%, 03/01/36	5,700,000	6,764,247
7.550%, 04/01/39	2,900,000	3,883,216
7.625%, 03/01/40	16,600,000	22,296,622
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects 7.804%, 03/01/35	3,100,000	3,532,171
California State University Revenue, Build America Bonds 6.484%, 11/01/41	4,400,000	4,802,336
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, 07/01/40	7,800,000	8,673,132
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	1,100,000	1,225,400
6.899%, 12/01/40	14,500,000	16,832,905
Clark County NV, Airport Revenue 6.820%, 07/01/45	4,800,000	6,231,120
Clark County NV, Refunding 4.750%, 06/01/30 (AGM)	5,500,000	5,767,850
District of Columbia, Income Tax Revenue 5.000%, 12/01/25	5,530,000	6,386,707
5.000%, 12/01/26	5,000,000	5,713,150
East Baton Rouge Sewer Commission, Build America Bonds 6.087%, 02/01/45	17,000,000	$18,594,770
Irvine Ranch CA, Water District, Build America Bonds, Taxable 6.622%, 05/01/40	21,700,000	26,637,184
Kansas Development Finance Authority 5.000%, 11/15/29	6,300,000	6,603,030
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, 06/01/39	2,300,000	2,475,444
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.166%, 07/01/40	60,200,000	67,476,976
5.000%, 07/01/44 (AMBAC)	2,900,000	3,069,708
6.603%, 07/01/50	3,200,000	4,018,048
Los Angeles, California Unified School District, Build America Bonds 4.500%, 07/01/25 (NATL-RE)	5,000,000	5,290,000
4.500%, 01/01/28 (NATL-RE)	3,700,000	3,843,819
6.758%, 07/01/34	1,100,000	1,348,732
Massachusetts School Building Authority, Sales Tax Revenue 5.000%, 08/15/26	5,600,000	6,372,408
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority 6.089%, 11/15/40	200,000	232,644
New York City Transitional Finance Authority, Future Tax Secured Revenue 5.000%, 02/01/31	1,100,000	1,195,821
New York State Dormitory Authority, State Personal Income Tax Revenue 5.000%, 03/15/31	1,500,000	1,614,930
New York State Dormitory Authority, Taxable, General Purpose Bonds 5.000%, 12/15/30	1,700,000	1,848,002
New York State Thruway Authority 5.000%, 03/15/30	400,000	430,896
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	37,172,925
Palomar Community College District 4.750%, 05/01/32 (AGM)	300,000	311,784
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, 06/15/39	1,000,000	1,156,700
Port Authority of New York & New Jersey, One Hundred Sixtieth 5.647%, 11/01/40 (GO OF AUTH)	3,000,000	3,294,900
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit 7.242%, 01/01/41	1,800,000	2,002,806
State of California General Obligation Unlimited, Build America Bonds 7.700%, 11/01/30	100,000	120,440
7.500%, 04/01/34	2,900,000	3,759,212

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of California General Obligation Unlimited, Build America Bond 7.600%, 11/01/40	1,900,000	$2,573,056
6.548%, 05/15/48	3,400,000	4,058,784
State of Georgia 6.655%, 04/01/57	1,300,000	1,386,736
State of Texas Transportation Commission Mobility Funding 4.750%, 04/01/35	3,500,000	3,645,075
State of Texas Transportation Commission Revenue, Build America Bonds 5.178%, 04/01/30	2,300,000	2,573,539
State of Wisconsin, General Fund Annual Appropriation Revenue 5.050%, 05/01/18 (AGM)	2,900,000	3,231,354
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	500,000	398,015
7.467%, 06/01/47	7,470,000	6,426,740
Tobacco Settlement Funding Corp. 5.875%, 05/15/39	2,000,000	1,999,440
University of California, Limited Project 5.000%, 05/15/28	15,600,000	17,132,856

Total Municipals (Cost $332,102,905)		362,432,857

Asset-Backed Securities—1.9%

Asset-Backed - Home Equity—0.5%
Asset Backed Funding Certificates 0.893%, 06/25/34 (b)	3,295,284	3,087,849
Asset Backed Securities Corp. 0.273%, 05/25/37 (b)	38,967	38,386
Bear Stearns Asset Backed Securities Trust 0.443%, 04/25/37 (b)	15,761,000	8,097,009
0.993%, 10/27/32 (b)	19,042	17,577
1.193%, 10/25/37 (b)	6,063,615	5,230,250
Carrington Mortgage Loan Trust 0.513%, 10/25/35 (b)	350,975	349,468
Citigroup Mortgage Loan Trust, Inc. 0.253%, 07/25/45 (b)	772,427	571,595
Countrywide Asset-Backed Certificates 0.543%, 04/25/36 (b)	14,207,240	13,296,357
First Franklin Mortgage Loan Trust 0.553%, 10/25/35 (b)	13,551,000	11,388,301
Merrill Lynch Mortgage Investors, Inc. 0.693%, 06/25/36 (b)	3,500,000	3,086,755
Morgan Stanley ABS Capital I 0.253%, 05/25/37 (b)	346,273	181,563
Option One Mortgage Loan Trust 0.833%, 08/25/33 (b)	24,577	22,480
Renaissance Home Equity Loan Trust 0.633%, 08/25/33 (b)	214,169	196,661
Soundview Home Loan Trust 0.273%, 06/25/37 (b)	32,952	27,717

		45,591,968

Asset-Backed - Other—1.3%
Blackrock Senior Income Series Corp. 0.516%, 04/20/19 (144A) (b)	7,870,863	$7,685,504
Conseco Financial Corp. 6.220%, 03/01/30	79,892	86,768
Galaxy CLO, Ltd. 0.516%, 04/25/19 (144A) (b)	11,039,359	10,914,943
Hillmark Funding 0.524%, 05/21/21 (144A) (b)	29,600,000	28,635,277
Lehman XS Trust 0.593%, 10/25/35 (b)	8,906,167	8,453,458
Mid-State Trust 7.791%, 03/15/38	159,346	166,127
Mountain View Funding CLO 0.537%, 04/15/19 (144A) (b)	4,891,170	4,857,283
MSIM Peconic Bay, Ltd. 0.556%, 07/20/19 (144A) (b)	5,016,799	4,989,520
Octagon Investment Partners V, Ltd. 0.573%, 11/28/18 (144A) (b)	5,075,205	5,026,390
Pacifica CDO, Ltd. 0.536%, 01/26/20 (144A) (b)	7,783,942	7,727,796
Penta CLO S.A. 0.518%, 06/04/24 (EUR) (b)	2,808,091	3,470,231
Popular ABS Mortgage Pass-Through Trust 0.283%, 06/25/47 (b)	1,059,340	954,272
Small Business Administration Participation Certificates 5.500%, 10/01/18	21,619	23,236
6.220%, 12/01/28	6,694,156	7,659,498
Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC1 0.353%, 03/25/36 (b)	9,088,597	8,554,242
Tobacco Settlement Financing Corp. 6.250%, 06/01/42	1,300,000	1,292,291
United States Small Business Administration 5.471%, 03/10/18	2,054,947	2,238,075
Wood Street CLO B.V. 0.544%, 11/22/21 (EUR) (b)	8,026,919	10,215,078

		112,949,989

Asset-Backed - Student Loan—0.1%
SLM Student Loan Trust 0.406%, 01/25/19 (b)	3,979,734	3,979,714
0.726%, 01/25/17 (b)	1,402,980	1,405,204
2.843%, 12/16/19 (144A) (b)	2,200,000	2,244,700

		7,629,618

Total Asset-Backed Securities (Cost $157,545,555)		166,171,575

Convertible Preferred Stock—0.5%

Commercial Banks—0.5%
Wells Fargo & Co. Series L 7.500%, 12/31/49 (Cost $25,992,734)	36,950	44,118,300

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Preferred Stock—0.3%

Security Description	Shares/ Principal Amount*	Value

Commercial Banks—0.3%
GMAC Capital Trust I, 8.125% (b) (Cost $28,270,000)	1,130,800	$29,457,340

Floating Rate Loan (b)—0.1%

Diversified Financial Services—0.1%
Springleaf Finance Corp. Term Loan 5.500%, 05/10/17 (Cost $12,603,548)	12,644,522	12,673,478

Short-Term Investments—4.8%

U.S. Treasury—0.1%
U.S. Treasury Bills 0.020%, 08/22/13 (j)	350,000	349,990
0.036%, 08/08/13 (j) (k)	4,700,000	4,699,826
0.039%, 08/15/13 (j)	300,000	299,986
0.041%, 08/08/13 (j) (k)	1,100,000	1,099,953

		6,449,755

Commercial Paper—0.5%
Electricite de France S.A. 0.796%, 01/10/14 (j)	5,100,000	5,078,127
Itau Unibanco S.A. New York 1.438%, 11/08/13 (j)	30,000,000	29,839,901
1.470%, 10/31/13 (j)	8,900,000	8,855,427

		43,773,455

Repurchase Agreements—4.2%
Barclays Capital, Inc. Repurchase Agreement dated 06/26/13 at 0.060% to be repurchased at $88,702,365 on 07/12/13 collateralized by $86,244,000 U.S. Treasury Note at 2.125% due 12/31/15 with a value of $89,710,578.	88,700,000	88,700,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/28/13 at 0.150% to be repurchased at $300,004 on 07/01/13 collateralized by $312,000 U.S. Treasury Note at 0.750% due 10/31/17 with a value of $306,162.	300,000	300,000
Repurchase Agreement dated 6/28/13 at 0.020% to be repurchased at $49,700,828 on 07/01/13 collateralized by $51,885,000 U.S. Treasury Note at 0.625% due 09/30/17 with a value of $50,735,851.	49,700,000	49,700,000

Repurchase Agreements—(Continued)
Repurchase Agreement dated 06/28/13 at 0.220% to be repurchased at $50,000,917 on 07/01/13 collateralized by $52,535,000 Federal Home Loan Mortgage Corp. at 1.620% due 11/21/19 with a value of $51,038,435.	50,000,000	$50,000,000
Goldman Sachs & Co. Repurchase Agreement dated 06/28/2013 at 0.150% to be repurchased at $19,700,246 on 07/01/13, collateralized by $20,864,000 Federal Home Loan Mortgage Corp. at 3.000% due 06/01/43 with a value of $20,373,696.	19,700,000	19,700,000
Morgan Stanley & Co., LLC Repurchase Agreement dated 06/28/13 at 0.200% to be repurchased at $100,001,667 on 07/01/13 collateralized by $119,480,200 U.S. Treasury Bond at 2.750% due 11/15/42 with a value of $103,042,353.	100,000,000	100,000,000
Repurchase Agreements dated 06/28/13 at 0.220% to be repurchased at $55,501,018 on 07/01/13 collateralized by $56,735,000 U.S.Government Agency obligations with rates ranging from 1.330% - 3.750%, maturity dates ranging from 03/27/19 - 10/24/19 with a value of $57,132,402.	55,500,000	55,500,000

		363,900,000

Total Short-Term Investments (Cost $414,123,210)		414,123,210

Total Investments—115.2% (Cost $10,094,644,834) (l)		10,052,018,008
Other assets and liabilities (net)—(15.2)%		(1,329,860,975)

Net Assets—100.0%		$8,722,157,033

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $14,845,659.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2013, the market value of securities pledged was $48,717,946.
(e)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2013, the market value of securities pledged was $30,268,365.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $33,629,817, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Security is in default and/or issuer is in bankruptcy.
(h)	Interest only security.
(i)	Illiquid security. As of June 30, 2013, these securities represent 0.1% of net assets.
(j)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(k)	All or a portion of the security was pledged as collateral against TBA securities. As of June 30, 2013, the value of securities pledged amounted to $3,715,000.
(l)	As of June 30, 2013, the aggregate cost of investments was $10,094,644,834. The aggregate unrealized appreciation and depreciation of investments were $185,006,082 and $(227,632,908), respectively, resulting in net unrealized depreciation of $(42,626,826).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $589,750,921, which is 6.8% of net assets.
(AGM)—	Assured Guaranty Municipal Corporation
(AMBAC)—	American Municipal Bond Assurance Corporation.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(GO	OF AUTH)— General Obligation of Authority
(MXN)—	Mexican Peso
(NATL-RE)	— National Reinsurance
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Banque PSA Finance S.A.	03/28/11	$14,900,000	$14,900,000	$14,769,848
ING Bank NV	10/13/10	3,300,000	3,299,377	3,312,448
SteelRiver Transmission Co. LLC	11/17/10	7,572,962	7,572,963	7,789,276
Sumitomo Mitsui Banking Corp.	01/06/11	7,400,000	7,398,389	7,451,770
Woori Bank Co., Ltd.	02/06/04	305,000	304,924	306,475

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
DKK	103,220,000	BNP Paribas S.A.	08/15/13	$17,883,586	$138,360
DKK	195,000	Credit Suisse International	08/15/13	34,114	(67)
DKK	49,380,000	Deutsche Bank AG	08/15/13	8,771,961	(150,340)
EUR	13,435,000	Barclays Bank plc	07/02/13	17,848,814	(361,154)
EUR	4,600,000	Citibank N.A.	07/02/13	6,129,932	(142,345)
EUR	4,904,000	Citibank N.A.	07/02/13	6,492,597	(109,308)
EUR	6,624,000	Citibank N.A.	07/02/13	8,827,103	(204,977)
EUR	6,726,000	Credit Suisse International	07/02/13	8,654,592	100,302
EUR	14,666,000	Credit Suisse International	07/02/13	19,548,282	(458,291)
EUR	28,706,000	Credit Suisse International	07/02/13	37,112,064	253,085
EUR	10,416,000	Deutsche Bank AG	07/02/13	13,775,629	(217,648)
EUR	11,411,000	Deutsche Bank AG	07/02/13	15,105,277	(252,155)
EUR	15,390,000	Deutsche Bank AG	07/02/13	20,516,748	(484,363)
EUR	26,110,000	Deutsche Bank AG	07/02/13	34,531,650	(545,583)
EUR	30,019,000	Deutsche Bank AG	07/02/13	38,937,225	136,990
EUR	50,211,000	Deutsche Bank AG	07/02/13	66,466,661	(1,109,540)
EUR	6,619,000	JPMorgan Chase Bank N.A.	07/02/13	8,733,466	(117,848)
EUR	10,508,000	JPMorgan Chase Bank N.A.	07/02/13	13,747,248	(69,516)
EUR	215,504,000	Morgan Stanley & Co., LLC	07/02/13	286,098,369	(5,587,706)
EUR	11,021,000	BNP Paribas S.A.	08/02/13	14,419,943	(72,701)
EUR	1,866,000	Credit Suisse International	08/02/13	2,434,150	(4,974)

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	2,962,000	Deutsche Bank AG	08/02/13	$3,880,280	$(24,320)
EUR	24,841,000	Deutsche Bank AG	08/02/13	32,561,732	(223,483)
EUR	116,000	Barclays Bank plc	09/17/13	154,287	(3,245)
EUR	11,399,000	Citibank N.A.	09/17/13	15,287,130	(444,648)
EUR	25,819,000	Citibank N.A.	09/17/13	34,625,706	(1,007,139)
GBP	1,500,000	Citibank N.A.	07/02/13	2,353,905	(72,481)
GBP	2,000,000	Citibank N.A.	07/02/13	3,112,192	(70,293)
GBP	2,668,000	Citibank N.A.	07/02/13	4,151,664	(93,771)
GBP	3,421,000	Citibank N.A.	07/02/13	5,368,472	(165,304)
GBP	1,000,000	Credit Suisse International	07/02/13	1,567,742	(46,792)
GBP	1,000,000	Credit Suisse International	07/02/13	1,567,742	(46,792)
GBP	1,963,000	Credit Suisse International	07/02/13	2,954,314	31,310
GBP	14,481,000	Goldman Sachs & Co.	07/02/13	22,361,561	(336,690)
IDR	3,968,800,000	Credit Suisse International	08/12/13	400,000	(1,891)
IDR	16,864,000,000	JPMorgan Chase Bank N.A.	08/12/13	1,700,000	(8,377)
JPY	165,100,000	Citibank N.A.	07/18/13	1,672,187	(7,438)
JPY	759,500,000	Citibank N.A.	07/18/13	7,692,463	(34,215)
JPY	1,383,800,000	Citibank N.A.	07/18/13	14,537,501	(584,263)
JPY	165,500,000	Credit Suisse International	07/18/13	1,755,339	(86,557)
JPY	277,000,000	Credit Suisse International	07/18/13	2,937,938	(144,871)
JPY	724,000,000	Credit Suisse International	07/18/13	7,424,324	(124,032)
JPY	1,006,700,000	Deutsche Bank AG	07/18/13	10,570,360	(419,526)
MXN	277,929	BNP Paribas S.A.	09/18/13	21,374	(72)
MXN	145,818	JPMorgan Chase Bank N.A.	09/18/13	11,319	(143)
MXN	146,197	JPMorgan Chase Bank N.A.	09/18/13	11,418	(213)
MXN	8,715,772	JPMorgan Chase Bank N.A.	09/18/13	706,159	(38,138)
MXN	146,263	Morgan Stanley & Co., LLC	09/18/13	11,389	(179)
MXN	146,937	Morgan Stanley & Co., LLC	09/18/13	11,538	(276)
MXN	276,071	UBS AG	09/18/13	21,020	139
MXN	287,677	UBS AG	09/18/13	22,215	(166)
MXN	1,094,694,691	UBS AG	09/18/13	89,206,265	(5,303,280)
MYR	3,040,000	Barclays Bank plc	07/15/13	1,000,000	(38,684)
MYR	3,042,500	Barclays Bank plc	07/15/13	1,000,000	(37,893)
MYR	3,048,000	Barclays Bank plc	07/15/13	1,000,000	(36,154)
MYR	3,046,000	Credit Suisse International	07/15/13	1,000,000	(36,786)

Contracts to Deliver
BRL	694,252	Morgan Stanley & Co., LLC	08/02/13	$311,687	$2,726
BRL	222,690	Morgan Stanley & Co., LLC	08/02/13	100,000	897
BRL	257,570,074	UBS AG	08/02/13	126,769,403	12,143,528
CAD	221,453,000	Barclays Bank plc	09/23/13	217,464,697	7,317,817
DKK	147,324,000	Barclays Bank plc	08/15/13	26,094,719	372,328
EUR	24,841,000	Deutsche Bank AG	07/02/13	32,556,615	222,341
EUR	215,504,000	Morgan Stanley & Co., LLC	07/02/13	278,366,948	(2,143,715)
EUR	215,504,000	UBS AG	07/02/13	286,098,369	5,587,706
EUR	112,400,000	Deutsche Bank AG	08/01/13	141,565,552	(4,757,250)
EUR	243,000	Deutsche Bank AG	08/02/13	318,335	1,995
EUR	21,100,000	UBS AG	09/04/13	26,636,007	(836,312)
EUR	417,000	Citibank N.A.	09/17/13	554,885	11,915
EUR	2,914,968	UBS AG	09/20/13	3,828,737	33,143
EUR	200,000	BNP Paribas S.A.	04/01/14	252,678	(8,034)
EUR	1,000,000	Citibank N.A.	04/01/14	1,267,350	(36,211)
EUR	300,000	BNP Paribas S.A.	06/02/14	379,359	(11,893)
EUR	1,600,000	Credit Suisse International	06/02/14	2,028,800	(57,876)
EUR	200,000	BNP Paribas S.A.	07/01/14	253,000	(7,892)
EUR	200,000	BNP Paribas S.A.	08/01/14	253,120	(7,851)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
GBP	28,033,000	Deutsche Bank AG	07/02/13	$42,638,305	$1,526
GBP	14,481,000	Goldman Sachs & Co.	08/02/13	22,356,999	336,762
IDR	20,832,800,000	Deutsche Bank AG	08/12/13	2,103,261	13,529
JPY	735,200,000	BNP Paribas S.A.	07/18/13	7,506,100	92,876
JPY	129,400,000	Credit Suisse International	07/18/13	1,326,944	22,168
JPY	3,786,291,000	UBS AG	07/18/13	38,351,042	172,824
MXN	66,275,040	Barclays Bank plc	09/18/13	5,117,368	37,711
MXN	23,044,824	Barclays Bank plc	09/18/13	1,782,000	15,727
MXN	104,746,920	JPMorgan Chase Bank N.A.	09/18/13	8,130,000	101,662
MXN	21,943,254	JPMorgan Chase Bank N.A.	09/18/13	1,698,000	16,157
MXN	20,321,214	JPMorgan Chase Bank N.A.	09/18/13	1,532,000	(25,522)
MXN	16,672,481	JPMorgan Chase Bank N.A.	09/18/13	1,273,000	(4,864)
MXN	8,627,042	JPMorgan Chase Bank N.A.	09/18/13	661,000	(220)
MXN	31,763,102	Morgan Stanley & Co., LLC	09/18/13	2,371,000	(63,486)
MXN	30,829,590	Morgan Stanley & Co., LLC	09/18/13	2,420,000	57,063
MXN	19,957,784	Morgan Stanley & Co., LLC	09/18/13	1,540,000	10,334
MXN	14,232,019	Morgan Stanley & Co., LLC	09/18/13	1,088,000	(2,815)
MXN	11,909,094	Morgan Stanley & Co., LLC	09/18/13	880,000	(32,774)
MXN	9,935,625	Morgan Stanley & Co., LLC	09/18/13	757,000	(4,517)
MXN	16,799,187	UBS AG	09/18/13	1,266,000	(21,575)
MXN	3,270,603	UBS AG	09/18/13	245,000	(5,676)
MYR	2,900,300	Deutsche Bank AG	07/15/13	935,430	18,290
MYR	3,711,000	JPMorgan Chase Bank N.A.	07/15/13	1,200,000	26,498
MYR	2,898,500	UBS AG	07/15/13	935,453	18,882
MYR	2,666,700	UBS AG	07/15/13	860,503	17,233

Net Unrealized Depreciation					$(41,287)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
3-Month Euribor	12/15/14	132	EUR	32,780,682	$19,158
3-Month Euribor	03/16/15	126	EUR	31,330,151	(65,930)
3-Month Euribor	06/15/15	120	EUR	29,817,158	(70,494)
90 Day EuroDollar Futures	09/15/14	143	USD	35,524,012	24,000
90 Day EuroDollar Futures	12/15/14	344	USD	85,408,793	10,707
90 Day EuroDollar Futures	06/15/15	6,014	USD	1,490,326,775	(2,087,300)
90 Day EuroDollar Futures	09/14/15	871	USD	215,784,683	(745,671)
90 Day EuroDollar Futures	12/14/15	3,927	USD	973,123,525	(6,099,775)
90 Day EuroDollar Futures	03/14/16	1,040	USD	257,381,238	(1,970,238)
U.S. Treasury Note 10 Year Futures	09/19/13	5,954	USD	772,899,515	(19,346,390)

Futures Contracts—Short
Call Options on 10 Year Eurobond Futures, Strike EUR 148	08/23/13	(62)	EUR	(25,367)	29,791
Put Options on 10 Year Eurobond Futures, Strike EUR 142	08/23/13	(62)	EUR	(46,707)	(74,783)

Net Unrealized Depreciation					$(30,376,925)

Options Written

Foreign Currency Options Written	Strike Price	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - OTC USD vs JPY	95	BNP Paribas S.A.	07/05/13	(69,100,000)	$(564,380)	$(32,408)	$531,972

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Options Written—(Continued)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	$(5,800,000)	$(43,500)	$(9,217)	$34,283
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	(16,200,000)	(137,080)	(25,264)	111,816
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	(38,800,000)	(346,040)	(60,688)	285,352
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	(17,500,000)	(225,750)	(14,590)	211,160
Floor - OTC CPURNSA Index	218.011	Deutsche Bank AG	Maximum of ((Final Reference Index/Initial Ref Index)-1) or 0 - Inflation Adjustment) or 0	10/13/2020	(18,000,000)	(176,400)	(32,846)	143,554

Totals						$(928,770)	$(142,605)	$786,165

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5-Year Interest Rate Swap	0.700%	UBS AG	3-Month USD-LIBOR	Receive	07/18/13	$	(70,100,000)	$(21,030)	$(7)	$21,023
Put - OTC - 2-Year Interest Rate Swap	1.200%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	07/11/13		(104,900,000)	(740,358)	(10)	740,348
Call - OTC - 10-Year Interest Rate Swap	1.800%	Barclays Bank plc	3-Month USD-LIBOR	Receive	07/29/13		(32,200,000)	(148,140)	(97)	148,043
Call - OTC - 10-Year Interest Rate Swap	1.800%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Receive	07/29/13		(41,900,000)	(176,653)	(126)	176,527
Call - OTC - 10-Year Interest Rate Swap	1.800%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	07/29/13		(55,900,000)	(276,375)	(168)	276,207
Call - OTC - 10-Year Interest Rate Swap	1.800%	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	07/29/13		(90,800,000)	(440,275)	(272)	440,003
Call - OTC - 5-Year Interest Rate Swap	0.750%	Deutsche Bank AG	3-Month USD-LIBOR	Receive	09/03/13		(17,300,000)	(12,110)	(467)	11,643
Put - OTC - 2-Year Interest Rate Swap	1.150%	Credit Suisse International	6-Month EUR-LIBOR	Pay	07/24/13		(35,200,000)	(77,718)	(1,498)	76,220
Call - OTC - 5-Year Interest Rate Swap	0.750%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	09/03/13		(109,500,000)	(61,200)	(2,957)	58,243
Put - OTC - 5-Year Interest Rate Swap	1.700%	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	07/24/13		(6,400,000)	(31,718)	(3,491)	28,227
Call - OTC - 5-Year Interest Rate Swap	0.900%	Deutsche Bank AG	3-Month USD-LIBOR	Receive	09/03/13		(42,500,000)	(44,625)	(3,868)	40,757
Call - OTC - 5-Year Interest Rate Swap	0.650%	Citibank N.A.	Markit CDX North America Investment Grade, Series 20	Receive	09/18/13		(23,300,000)	(16,310)	(8,411)	7,899
Call - OTC - 5-Year Interest Rate Swap	0.650%	Bank of America N.A.	Markit CDX North America Investment Grade, Series 20	Receive	09/18/13		(23,300,000)	(11,650)	(8,411)	3,239
Call - OTC - 5-Year Interest Rate Swap	0.700%	Citibank N.A.	Markit CDX North America Investment Grade, Series 20	Receive	09/18/13		(12,300,000)	(10,455)	(8,785)	1,670
Put - OTC - 5-Year Interest Rate Swap	1.700%	Barclays Bank plc	6-Month EUR-LIBOR	Pay	07/24/13		(16,300,000)	(82,381)	(8,890)	73,491
Call - OTC - 5-Year Interest Rate Swap	1.000%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	09/03/13		(60,800,000)	(60,800)	(12,099)	48,701
Call - OTC - 1-Year Interest Rate Swap	0.400%	Goldman Sachs Bank USA	6-Month EUR-LIBOR	Receive	03/12/14		(36,600,000)	(75,472)	(44,353)	31,119

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Options Written—(Continued)

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1-Year Interest Rate Swap	0.400%	Barclays Bank plc	6-Month EUR-LIBOR	Receive	03/12/14	$	(36,700,000)	$(70,948)	$(44,474)	$26,474
Put - OTC - 1-Year Interest Rate Swap	0.400%	Goldman Sachs Bank USA	6-Month EUR-LIBOR	Pay	03/12/14		(36,600,000)	(75,472)	(106,143)	(30,671)
Put - OTC - 1-Year Interest Rate Swap	0.400%	Barclays Bank plc	6-Month EUR-LIBOR	Pay	03/12/14		(36,700,000)	(80,408)	(106,433)	(26,025)
Put - OTC - 5-Year Interest Rate Swap	1.400%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	09/03/13		(10,200,000)	(36,210)	(161,741)	(125,531)
Call - OTC - 5-Year Interest Rate Swap	1.100%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	09/03/13		(433,900,000)	(520,680)	(180,502)	340,178
Put - OTC - 5-Year Interest Rate Swap	1.250%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	09/03/13		(17,300,000)	(46,710)	(373,680)	(326,970)
Put - OTC - 10-Year Interest Rate Swap	2.650%	Barclays Bank plc	3-Month USD-LIBOR	Pay	07/29/13		(32,200,000)	(230,750)	(483,258)	(252,508)
Put - OTC - 10-Year Interest Rate Swap	2.650%	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	07/29/13		(41,900,000)	(218,285)	(628,835)	(410,550)
Put - OTC - 10-Year Interest Rate Swap	2.650%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	07/29/13		(55,900,000)	(397,755)	(838,947)	(441,192)
Put - OTC - 5-Year Interest Rate Swap	1.100%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	09/03/13		(42,500,000)	(241,188)	(1,198,118)	(956,930)
Put - OTC - 10-Year Interest Rate Swap	2.650%	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	07/29/13		(90,800,000)	(377,460)	(1,362,726)	(985,266)
Put - OTC - 5-Year Interest Rate Swap	1.000%	UBS AG	3-Month USD-LIBOR	Pay	07/18/13		(70,100,000)	(210,300)	(2,038,508)	(1,828,208)
Put - OTC - 5-Year Interest Rate Swap	1.250%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/03/13		(109,500,000)	(276,695)	(2,365,200)	(2,088,505)
Put - OTC - 5-Year Interest Rate Swap	1.500%	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	10/28/13		(180,700,000)	(497,565)	(3,221,520)	(2,723,955)
Put - OTC - 5-Year Interest Rate Swap	1.450%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/03/13		(229,600,000)	(1,129,158)	(3,258,712)	(2,129,554)
Put - OTC - 5-Year Interest Rate Swap	1.650%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	09/03/13		(433,900,000)	(1,041,360)	(3,854,333)	(2,812,973)

Totals								$(7,738,214)	$(20,327,040)	$(12,588,826)

Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 10 Year U.S. Treasury Note Futures	$133.0	08/23/13	(715)	$(211,044)	$(22,344)	$188,700
Put - 10 Year U.S. Treasury Note Futures	129.0	08/23/13	(715)	(415,738)	(1,999,765)	(1,584,027)

				$(626,782)	$(2,022,109)	$(1,395,327)

Swap Agreements

OTC interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	IRS BRL TIIE	9.130%	01/02/17	Deutsche Bank AG	BRL	13,000,000	$(214,353)	$40,695	$(255,048)
Pay	IRS BRL TIIE	9.095%	01/02/17	Goldman Sachs Bank USA	BRL	7,600,000	(130,058)	—	(130,058)
Pay	IRS BRL TIIE	9.140%	01/02/17	Morgan Stanley Capital Services, LLC	BRL	5,000,000	(82,782)	16,379	(99,161)
Pay	IRS BRL TIIE	8.640%	01/02/17	Morgan Stanley Capital Services, LLC	BRL	4,900,000	(94,706)	(5,659)	(89,047)
Pay	IRS BRL TIIE	8.900%	01/02/17	UBS AG	BRL	21,600,000	(400,607)	(16,216)	(384,391)

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	IRS MXN TIIE	5.600%	09/06/16	Barclays Bank plc	MXN	313,000,000	$365,577	$145,041	$220,536
Pay	IRS MXN TIIE	5.600%	09/06/16	Morgan Stanley Capital Services, LLC	MXN	37,200,000	43,449	7,444	36,005
Pay	IRS MXN TIIE	5.500%	09/13/17	Barclays Bank plc	MXN	296,000,000	43,541	(179,911)	223,452
Pay	IRS MXN TIIE	5.000%	09/13/17	Barclays Bank plc	MXN	4,900,000	(6,542)	(2,831)	(3,711)
Pay	IRS MXN TIIE	5.500%	09/13/17	Morgan Stanley Capital Services, LLC	MXN	136,000,000	20,005	(63,908)	83,913
Pay	IRS MXN TIIE	5.000%	06/11/18	JPMorgan Chase Bank N.A.	MXN	140,000,000	(332,263)	(211,683)	(120,580)
Pay	IRS MXN TIIE	5.000%	06/11/18	Morgan Stanley Capital Services, LLC	MXN	264,000,000	(626,553)	(428,178)	(198,375)
Pay	IRS MXN TIIE	6.350%	06/02/21	Morgan Stanley Capital Services, LLC	MXN	30,900,000	2,688	7,317	(4,629)
Pay	IRS MXN TIIE	5.500%	09/02/22	Morgan Stanley Capital Services, LLC	MXN	700,000	(3,806)	(1,068)	(2,738)
Pay	IRS MXN TIIE	5.750%	06/05/23	BNP Paribas S.A.	MXN	100,000	(486)	(128)	(358)
Pay	IRS MXN TIIE	5.750%	06/05/23	Barclays Bank plc	MXN	100,000	(486)	(287)	(199)
Pay	IRS MXN TIIE	6.000%	06/05/23	Barclays Bank plc	MXN	200,000	(681)	(348)	(333)
Pay	IRS MXN TIIE	5.750%	06/05/23	Deutsche Bank AG	MXN	200,000	(972)	(337)	(635)
Pay	IRS MXN TIIE	5.750%	06/05/23	Goldman Sachs Bank USA	MXN	200,000	(972)	(486)	(486)
Pay	IRS MXN TIIE	6.000%	06/05/23	JPMorgan Chase Bank N.A.	MXN	300,000	(1,022)	(1,099)	77

Totals							$(1,421,029)	$(695,263)	$(725,766)

Centrally cleared interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/16	USD	1,203,500,000	$(3,589,336)
Receive	3-Month USD-LIBOR	4.250%	06/15/41	USD	335,900,000	46,718,791
Receive	3-Month USD-LIBOR	2.750%	06/19/43	USD	167,400,000	13,381,866
Pay	Federal Funds Effective Rate	1.000%	10/15/17	USD	417,900,000	(5,964,926)

Total						$50,546,395

OTC Credit Default Swaps on corporate issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Con-way, Inc. 7.250%, due 1/15/2018	(1.834%)	03/20/18	Bank of America N.A.	1.717%	USD	10,000,000	$(52,257)	$—	$(52,257)
Pearson Dollar Finance plc 5.700%, due 6/1/2014	(0.830%)	06/20/14	JPMorgan Chase Bank N.A.	0.195%	USD	5,000,000	(31,349)	—	(31,349)
Pearson Dollar Finance plc 5.700%, due 6/1/2014	(0.760%)	06/20/14	Morgan Stanley Capital Services, LLC	0.195%	USD	8,500,000	(47,421)	—	(47,421)
Rohm & Haas Co. 6.000%, due 9/15/2017	(0.423%)	09/20/17	Bank of America N.A.	0.388%	USD	8,500,000	(12,315)	—	(12,315)

Totals							$(143,342)	$—	$(143,342)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

OTC Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc 1.551%, due 10/27/2015	1.000%	03/20/14	Deutsche Bank AG	0.491%	EUR	1,000,000	$4,852	$6,894	$(2,042)
Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	03/20/15	Goldman Sachs International	0.447%	USD	3,100,000	29,685	(54,777)	84,462
Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	03/20/16	Citibank N.A.	0.639%	USD	900,000	8,827	(10,165)	18,992
Berkshire Hathaway, Inc. 1.900%, due 1/31/2017	1.000%	12/20/13	Barclays Bank plc	0.238%	USD	1,600,000	5,915	9,049	(3,134)
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	Citibank N.A.	1.252%	USD	11,700,000	(57,907)	(327,293)	269,386
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	Deutsche Bank AG	1.252%	USD	6,100,000	(30,191)	(66,949)	36,758
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	JPMorgan Chase Bank N.A.	1.252%	USD	12,700,000	(62,856)	(139,386)	76,530
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	Citibank N.A.	1.295%	USD	1,200,000	(7,821)	(18,832)	11,011
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	JPMorgan Chase Bank N.A.	1.295%	USD	4,100,000	(26,723)	(41,229)	14,506
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	UBS AG	1.295%	USD	1,600,000	(10,429)	(15,139)	4,710
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	1.353%	USD	37,100,000	(320,457)	(214,047)	(106,410)
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	03/20/16	Citibank N.A.	1.400%	USD	14,000,000	(150,312)	(265,618)	115,306
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	03/20/16	Deutsche Bank AG	1.400%	USD	25,000,000	(268,414)	(146,458)	(121,956)
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	03/20/16	Morgan Stanley Capital Services, LLC	1.400%	USD	25,000,000	(268,414)	(146,458)	(121,956)
Brazilian Government International Bond 12.250% due 3/6/2030	1.000%	06/20/16	Citibank N.A.	1.440%	USD	19,300,000	(247,762)	(65,160)	(182,602)
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/16	Deutsche Bank AG	1.440%	USD	11,000,000	(141,212)	(36,869)	(104,343)
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/16	JPMorgan Chase Bank N.A.	1.473%	USD	5,900,000	(88,018)	(34,458)	(53,560)
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/16	Barclays Bank plc	1.526%	USD	31,100,000	(552,521)	(783,302)	230,781
China Government International Bond 4.750%, due 10/29/2013	1.000%	03/20/15	Deutsche Bank AG	0.492%	USD	15,000,000	131,931	85,576	46,355
General Electric Capital Corp. 5.625%, due 9/15/2017	4.200%	12/20/13	Citibank N.A.	0.318%	USD	21,900,000	412,209	—	412,209
General Electric Capital Corp. 5.625%, due 9/15/2017	4.000%	12/20/13	Citibank N.A.	0.318%	USD	20,800,000	371,335	—	371,335
General Electric Capital Corp. 5.625%, due 9/15/2017	4.850%	12/20/13	Citibank N.A.	0.318%	USD	9,100,000	199,961	—	199,961
General Electric Capital Corp. 5.625%, due 9/15/2017	4.325%	12/20/13	Citibank N.A.	0.318%	USD	10,200,000	198,169	—	198,169
General Electric Capital Corp. 5.625%, due 9/15/2017	4.875%	12/20/13	Citibank N.A.	0.318%	USD	3,100,000	68,495	—	68,495
General Electric Capital Corp. 5.625%, due 9/15/2017	4.000%	12/20/13	Citibank N.A.	0.318%	USD	3,600,000	64,269	—	64,269
General Electric Capital Corp. 5.625%, due 9/15/2017	1.000%	12/20/15	Morgan Stanley Capital Services, Inc.	0.642%	USD	6,500,000	57,378	(127,348)	184,726
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/15	Citibank N.A.	0.733%	USD	4,300,000	19,861	(98,727)	118,588
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/15	Deutsche Bank AG	0.733%	USD	6,400,000	29,561	(146,943)	176,504

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

OTC Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/15	Citibank N.A.	0.789%	USD	1,900,000	8,896	(28,651)	37,547
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/15	UBS AG	0.789%	USD	600,000	2,809	(8,488)	11,297
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/16	Barclays Bank plc	0.880%	USD	10,800,000	35,192	(82,990)	118,182
Mexico Government International Bond 5.950%, due 3/19/2019	1.000%	03/20/16	Citibank N.A.	0.880%	USD	6,900,000	22,484	(125,166)	147,650
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/16	Deutsche Bank AG	0.880%	USD	19,600,000	63,868	(143,793)	207,661
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	06/20/16	Citibank N.A.	0.914%	USD	10,000,000	25,477	(21,564)	47,041
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	Goldman Sachs International	0.942%	USD	4,600,000	8,465	(21,933)	30,398
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	0.942%	USD	9,400,000	17,298	(40,540)	57,838
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	UBS AG	0.942%	USD	4,100,000	7,545	(17,990)	25,535
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	Barclays Bank plc	1.078%	USD	900,000	(2,722)	(15,834)	13,112
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	Goldman Sachs International	1.078%	USD	2,900,000	(8,772)	(12,796)	4,024
Republic of Indonesia 6.750%, due 3/10/2014	1.000%	09/20/15	Citibank N.A.	1.021%	USD	1,400,000	(635)	(31,728)	31,093
Republic of Indonesia 7.250% due 4/20/2015	1.000%	06/20/16	Barclays Bank plc	1.228%	USD	5,000,000	(33,305)	(78,629)	45,324
Republic of Indonesia 7.250% due 4/20/2015	1.000%	06/20/16	Barclays Bank plc	1.228%	USD	5,600,000	(37,302)	(89,360)	52,058
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/16	Citibank N.A.	1.228%	USD	1,700,000	(11,324)	(32,306)	20,982
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/16	Citibank N.A.	1.228%	USD	4,200,000	(27,976)	(77,852)	49,876
Republic of Indonesia 7.250%, due 4/20/2015	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	1.276%	USD	5,900,000	(51,323)	(87,543)	36,220
Republic of Indonesia 7.250%, due 4/20/2015	1.000%	09/20/16	UBS AG	1.276%	USD	2,600,000	(22,617)	(41,034)	18,417
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/21	UBS AG	2.440%	USD	1,700,000	(164,206)	(124,288)	(39,918)
U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	09/20/15	UBS AG	0.132%	EUR	31,800,000	109,010	(477,132)	586,142
U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	03/20/16	BNP Paribas S.A.	0.145%	EUR	21,500,000	80,711	(303,267)	383,978

Totals							$(609,016)	$(4,500,523)	$3,891,507

OTC Credit Default Swaps on credit indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2013(b)	Notional Amount(c)	Market Value	Upfront Premium Paid	Unrealized Appreciation
Markit CDX North America Investment Grade, Series 9	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.201%	USD 1,928,998	$29,708	$—	$29,708

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$7,200,076,490	$—	$7,200,076,490
Total Corporate Bonds & Notes*	—	1,021,523,817	—	1,021,523,817
Total Foreign Government*	—	425,541,434	—	425,541,434
Total Mortgage-Backed Securities*	—	375,899,507	—	375,899,507
Total Municipals	—	362,432,857	—	362,432,857
Total Asset-Backed Securities*	—	166,171,575	—	166,171,575
Total Convertible Preferred Stock*	44,118,300	—	—	44,118,300
Total Preferred Stock*	29,457,340	—	—	29,457,340
Total Floating Rate Loan*	—	12,673,478	—	12,673,478
Short-Term Investments
U.S. Treasury	—	6,449,755	—	6,449,755
Commercial Paper	—	43,773,455	—	43,773,455
Repurchase Agreements	—	363,900,000	—	363,900,000
Total Short-Term Investments	—	414,123,210	—	414,123,210
Total Investments	$73,575,640	$9,978,442,368	$—	$10,052,018,008

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$27,313,824	$—	$27,313,824
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(27,355,111)	—	(27,355,111)
Total Forward Contracts	$—	$(41,287)	$—	$(41,287)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$83,656	$—	$—	$83,656
Futures Contracts (Unrealized Depreciation)	(30,460,581)	—	—	(30,460,581)
Total Futures Contracts	$(30,376,925)	$—	$—	$(30,376,925)
Written Options
Foreign Currency Options Written at Value	$—	$(32,408)	$—	$(32,408)
Inflation Capped Options at Value	—	(142,605)	—	(142,605)
Interest Rate Swaptions at Value	—	(20,327,040)	—	(20,327,040)
Options on Exchange-Traded Futures Contracts at Value	(2,022,109)	—	—	(2,022,109)
Total Written Options	$(2,022,109)	$(20,502,053)	$—	$(22,524,162)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$60,100,657	$—	$60,100,657
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(9,554,262)	—	(9,554,262)
Total Centrally Cleared Swap Contracts	$—	$50,546,395	$—	$50,546,395

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$2,489,171	$—	$2,489,171
OTC Swap Contracts at Value (Liabilities)	—	(4,632,850)	—	(4,632,850)
Total OTC Swap Contracts	$—	$(2,143,679)	$—	$(2,143,679)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$10,052,018,008
Cash denominated in foreign currencies (b)	2,178,690
Cash collateral (c)	19,000
Swaps at market value (d)	2,489,171
Unrealized appreciation on forward foreign currency exchange contracts	27,313,824
Receivable for:
Investments sold	274,336,148
TBA securities sold	415,850,898
Fund shares sold	2,782,276
Principal paydowns	141,315
Interest	52,529,198
Variation margin on futures contracts	135,785
Swap interest	347,580
Miscellaneous assets	388,305

Total Assets	10,830,530,198
Liabilities
Due to custodian	15,608,313
Payables for:
Investments purchased	50,370,472
TBA securities purchased	1,955,118,203
Fund shares redeemed	4,319,224
Cash collateral (e)	19,626,000
Options written at value (f)	22,524,162
Swaps at market value (g)	4,632,850
Unrealized depreciation on forward foreign currency exchange contracts	27,355,111
Variation margin on swap contracts	2,634,633
Variation margin on futures contracts	527,274
Swap interest	128,070
Accrued Expenses:
Management fees	3,485,104
Distribution and service fees	924,542
Deferred trustees’ fees	41,001
Other expenses	1,078,206

Total Liabilities	2,108,373,165

Net Assets	$8,722,157,033

Net Assets Consist of:
Paid in surplus	$8,582,935,474
Undistributed net investment income	82,105,326
Accumulated net realized gain	90,094,734
Unrealized depreciation on investments, written options contracts, futures contracts, swap contracts and foreign currency transactions	(32,978,501)

Net Assets	$8,722,157,033

Net Assets
Class A	$4,287,668,165
Class B	4,363,743,578
Class E	70,745,290
Capital Shares Outstanding*
Class A	365,124,770
Class B	377,334,621
Class E	6,070,397
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.74
Class B	11.56
Class E	11.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $10,094,644,834.
(b)	Identified cost of cash denominated in foreign currencies was $2,167,120.
(c)	Includes collateral of $7,000 for futures and $12,000 for centrally cleared swaps.
(d)	Net premium received on swaps was $1,691,972.
(e)	Includes collateral of $15,405,000 for swaps, $2,330,000 for TBAs, $20,000 for repurchase agreements and $1,871,000 for forward foreign currency exchange contracts.
(f)	Premiums received on written options were $9,858,146.
(g)	Net premium received on swaps was $3,503,814.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$2,852,844
Interest	109,846,281

Total investment income	112,699,125
Expenses
Management fees	22,212,567
Administration fees	116,689
Custodian and accounting fees	1,100,611
Distribution and service fees—Class B	5,682,253
Distribution and service fees—Class E	56,852
Interest expense	13,202
Audit and tax services	54,341
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	251,986
Insurance	31,279
Miscellaneous	19,922

Total expenses	29,562,824

Net Investment Income	83,136,301

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	76,249,921
Futures contracts	(6,681,804)
Written options contracts	5,114,940
Swap contracts	(8,976,744)
Foreign currency transactions	40,238,066

Net realized gain	105,944,379

Net change in unrealized appreciation (depreciation) on:
Investments	(450,436,176)
Futures contracts	(29,183,465)
Written options contracts	(17,264,676)
Swap contracts	52,026,861
Foreign currency transactions	5,038,986

Net change in unrealized depreciation	(439,818,470)

Net realized and unrealized loss	(333,874,091)

Net Decrease in Net Assets From Operations	$(250,737,790)

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$83,136,301	$181,225,028
Net realized gain	105,944,379	440,422,097
Net change in unrealized appreciation (depreciation)	(439,818,470)	252,359,066

Increase (decrease) in net assets from operations	(250,737,790)	874,006,191

From Distributions to Shareholders
Net investment income
Class A	(188,927,907)	(181,917,260)
Class B	(187,898,207)	(143,267,330)
Class E	(3,143,930)	(2,677,004)
Net realized capital gains
Class A	(82,935,566)	0
Class B	(87,419,822)	0
Class E	(1,435,014)	0

Total distributions	(551,760,446)	(327,861,594)

Decrease in net assets from capital share transactions	(233,605,556)	(556,620,100)

Total Decrease in net assets	(1,036,103,792)	(10,475,503)

Net Assets
Beginning of period	9,758,260,825	9,768,736,328

End of period	$8,722,157,033	$9,758,260,825

Undistributed net investment income
End of period	$82,105,326	$378,939,069

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	13,773,932	$174,107,543	29,908,082	$373,559,955
Reinvestments	22,283,891	271,863,473	14,935,736	181,917,260
Redemptions	(63,938,427)	(820,590,500)	(84,086,810)	(1,035,999,462)

Net decrease	(27,880,604)	$(374,619,484)	(39,242,992)	$(480,522,247)

Class B
Sales	16,375,300	$203,165,921	38,290,404	$471,586,019
Reinvestments	22,904,994	275,318,029	11,929,003	143,267,330
Redemptions	(27,475,842)	(336,357,696)	(55,470,011)	(681,527,729)

Net increase (decrease)	11,804,452	$142,126,254	(5,250,604)	$(66,674,380)

Class E
Sales	108,495	$1,360,963	471,578	$5,845,704
Reinvestments	378,113	4,578,944	221,423	2,677,004
Redemptions	(572,687)	(7,052,233)	(1,443,798)	(17,946,181)

Net decrease	(86,079)	$(1,112,326)	(750,797)	$(9,423,473)

Decrease derived from capital shares transactions		$(233,605,556)		$(556,620,100)

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.86		$12.14	$12.47	$12.02	$11.60	$12.29

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.25	0.30	0.28	0.45	0.59
Net realized and unrealized gain (loss) on investments	(0.45)		0.89	0.12	0.71	1.47	(0.51)

Total from investment operations	(0.33)		1.14	0.42	0.99	1.92	0.08

Less Distributions
Distributions from net investment income	(0.55)		(0.42)	(0.36)	(0.47)	(0.96)	(0.48)
Distributions from net realized capital gains	(0.24)		0.00	(0.39)	(0.07)	(0.54)	(0.29)

Total distributions	(0.79)		(0.42)	(0.75)	(0.54)	(1.50)	(0.77)

Net Asset Value, End of Period	$11.74		$12.86	$12.14	$12.47	$12.02	$11.60

Total Return (%) (c)	(2.80	)(b)	9.56	3.42	8.41	18.39	0.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	(d)	0.51	0.51	0.51	0.52	0.52
Ratio of expenses to average net assets excluding interest expense (%)	0.51	(d)	0.51	0.51	0.51	0.52	0.52
Ratio of net investment income to average net assets (%)	1.91	(d)	1.97	2.47	2.31	3.93	5.00
Portfolio turnover rate (%)	147	(b)(e)	424 (e)	516	714	633	800
Net assets, end of period (in millions)	$4,287.7		$5,052.8	$5,249.4	$5,543.8	$4,095.7	$2,696.4

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.66		$11.96	$12.30	$11.87	$11.47	$12.17

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.21	0.27	0.25	0.42	0.55
Net realized and unrealized gain (loss) on investments	(0.44)		0.88	0.11	0.70	1.45	(0.50)

Total from investment operations	(0.34)		1.09	0.38	0.95	1.87	0.05

Less Distributions
Distributions from net investment income	(0.52)		(0.39)	(0.33)	(0.45)	(0.93)	(0.46)
Distributions from net realized capital gains	(0.24)		0.00	(0.39)	(0.07)	(0.54)	(0.29)

Total distributions	(0.76)		(0.39)	(0.72)	(0.52)	(1.47)	(0.75)

Net Asset Value, End of Period	$11.56		$12.66	$11.96	$12.30	$11.87	$11.47

Total Return (%) (c)	(2.92	)(b)	9.27	3.17	8.17	18.03	0.41

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(d)	0.76	0.76	0.76	0.77	0.78
Ratio of expenses to average net assets excluding interest expense (%)	0.76	(d)	0.76	0.76	0.76	0.77	0.78
Ratio of net investment income to average net assets (%)	1.67	(d)	1.72	2.23	2.06	3.64	4.77
Portfolio turnover rate (%)	147	(b)(e)	424 (e)	516	714	633	800
Net assets, end of period (in millions)	$4,363.7		$4,626.9	$4,436.1	$3,958.7	$2,849.6	$1,353.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.75		$12.05	$12.37	$11.93	$11.52	$12.21

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.23	0.28	0.27	0.44	0.57
Net realized and unrealized gain (loss) on investments	(0.44)		0.86	0.13	0.69	1.44	(0.51)

Total from investment operations	(0.33)		1.09	0.41	0.96	1.88	0.06

Less Distributions
Distributions from net investment income	(0.53)		(0.39)	(0.34)	(0.45)	(0.93)	(0.46)
Distributions from net realized capital gains	(0.24)		0.00	(0.39)	(0.07)	(0.54)	(0.29)

Total distributions	(0.77)		(0.39)	(0.73)	(0.52)	(1.47)	(0.75)

Net Asset Value, End of Period	$11.65		$12.75	$12.05	$12.37	$11.93	$11.52

Total Return (%) (c)	(2.83	)(b)	9.27	3.37	8.24	18.21	0.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	(d)	0.66	0.66	0.66	0.67	0.67
Ratio of expenses to average net assets excluding interest expense (%)	0.66	(d)	0.66	0.66	0.66	0.67	0.67
Ratio of net investment income to average net assets (%)	1.77	(d)	1.82	2.31	2.17	3.82	4.88
Portfolio turnover rate (%)	147	(b)(e)	424 (e)	516	714	633	800
Net assets, end of period (in millions)	$70.7		$78.5	$83.2	$118.5	$110.9	$88.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 59% and 183% for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

See accompanying notes to financial statements.

MIST-35

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-36

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, paydown transactions, treasury rolls and foreign currency tax expense reclass. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $363,900,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to reacquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement entitles the non-defaulting party the right to set-off claims and apply property held by them in respect of any transaction against obligations owing to them. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the six months ended June 30, 2013, the Portfolio had an outstanding reverse repurchase agreement balance for 61 days. The average amount of borrowings was $57,297,770 and the weighted average interest rate was 0.40%. At June 30, 2013, the Portfolio had no outstanding reverse repurchase agreements.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the period ended June 30, 2013, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2013, the Portfolio’s average amount of borrowings was $59,434,391 and the weighted average interest rate was (1.03)%. At June 30, 2013, the Portfolio had no outstanding borrowings. For the six months ended June 30, 2013, the Portfolio had an outstanding secured borrowing transaction balance for 136 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

borrower, with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement, provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

MIST-43

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value (b)	$475,260	Swaps at market value (b)	$1,896,289
	Unrealized appreciation on centrally cleared swaps* (a)	60,100,657	Unrealized depreciation on centrally cleared swaps* (a)	9,554,262
	Unrealized appreciation on futures contracts** (a)	83,656	Unrealized depreciation on futures contracts** (a)	30,460,581
			Options written at value (c)	22,491,754
Credit	Swaps at market value (b)	2,013,911	Swaps at market value (b)	2,736,561
Foreign Exchange			Options written at value	32,408
	Unrealized appreciation on forward foreign currency exchange contracts	27,313,824	Unrealized depreciation on forward foreign currency exchange contracts	27,355,111

Total		$89,987,308		$94,526,966

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(d)	Net Amount
Barclays Bank plc	$8,193,809	$(1,753,840)	$(5,620,000)	$819,969
BNP Paribas S.A.	311,947	(141,336)	—	170,611
Citibank N.A.	1,411,898	(1,411,898)	—	—
Credit Suisse International	406,865	(406,865)	—	—
Deutsche Bank AG	624,883	(624,883)	—	—
Goldman Sachs & Co.	336,762	(336,762)	—	—
Goldman Sachs International	38,150	(8,772)	—	29,378
JPMorgan Chase Bank N.A.	174,025	(174,025)	—	—
Morgan Stanley & Co., LLC	71,019	(71,019)	—	—
Morgan Stanley Capital Services, LLC	140,818	(140,818)	—	—
UBS AG	18,092,819	(8,803,384)	(6,630,000)	2,659,435

	$29,802,995	$(13,873,602)	$(12,250,000)	$3,679,393

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(d)	Net Amount
Bank of America N.A.	$72,983	$—	$—	$72,983
Barclays Bank plc	1,753,840	(1,753,840)	—	—
BNP Paribas S.A.	141,336	(141,336)	—	—
Citibank N.A.	3,593,868	(1,411,898)	(1,894,312)	287,658
Credit Suisse International	1,010,427	(406,865)	(471,322)	132,240
Deutsche Bank AG	10,622,788	(624,883)	(9,997,905)	—
Goldman Sachs & Co.	4,921,208	(336,762)	(4,584,446)	—
Goldman Sachs Bank USA	281,526	—	—	281,526
Goldman Sachs International	8,772	(8,772)	—	—
JPMorgan Chase Bank N.A.	1,436,034	(174,025)	(1,262,009)	—
Morgan Stanley & Co., LLC	7,835,468	(71,019)	—	7,764,449
Morgan Stanley Capital Services, LLC	12,008,380	(140,818)	(11,790,816)	76,746
UBS AG	8,803,384	(8,803,384)	—	—

	$52,490,014	$(13,873,602)	$(30,000,810)	$8,615,602

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$37,118,492	$37,118,492
Futures contracts	(6,681,804)	—	—	(6,681,804)
Swap contracts	(510,660)	(8,466,084)	—	(8,976,744)
Written options contracts	4,978,052	—	136,888	5,114,940

	$(2,214,412)	$(8,466,084)	$37,255,380	$26,574,884

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$5,200,460	$5,200,460
Futures contracts	(29,183,465)	—	—	(29,183,465)
Swap contracts	53,004,985	(978,124)	—	52,026,861
Written options contracts	(17,796,648)	—	531,972	(17,264,676)

	$6,024,872	$(978,124)	$5,732,432	$10,779,180

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(e)
Forward Foreign currency transactions	$2,345,661,608
Futures contracts long	3,598,898,844
Futures contracts short	21,364,330
Swap contracts	3,019,225,089
Written options contracts	1,885,596,490

(a)	Financial instrument not subject to a master netting agreement
(b)	Excludes swap interest receivable of $347,580 and swap interest payable of $128,070.
(c)	Includes exchange traded written options with a value of $(2,022,109) not subject to master netting agreement.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(e)	Averages are based on activity levels during 2013.

Options Written

The Portfolio transactions in options written during the six months December 31, 2012:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	179,700,000	—	$134,775
Options written	1,401,200,000	929	2,438,182
Options expired	(493,800,000)	(214)	(415,190)

Options outstanding June 30, 2013	1,087,100,000	715	$2,157,767

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	955,300,000	—	$5,069,391
Options written	2,045,700,000	929	7,330,758
Options bought back	(17,700,000)	(214)	(199,556)
Options expired	(1,267,200,000)	—	(4,500,214)

Options outstanding June 30, 2013	1,716,100,000	715	$7,700,379

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MIST-45

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions and, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$14,442,166,511	$1,024,988,438	$13,990,433,444	$2,395,982,692

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were as follows:

Purchases	Sales
$10,030,153,653	$10,331,712,950

MIST-46

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$22,212,567	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-47

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$327,861,594	$474,678,208	$—	$128,696,511	$327,861,594	$603,374,719

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$471,112,292	$79,075,874	$391,567,256	$—	$941,755,422

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-48

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Pioneer Fund Portfolio returned 13.99% and 13.85%, respectively. The Portfolio’s primary benchmark, the Standard & Poor’s 500 Index1, returned 13.82%.

MARKET ENVIRONMENT / CONDITIONS

First half headlines were dominated by government and central bank actions and announcements more than private sector developments. At year-end, Congress acted to reduce the so-called “fiscal cliff” from an economy-killer to a moderate drag on economic growth; it later largely removed the threat that the debt ceiling would lead to a government shutdown and severe economic and market disruptions. The Fed, meanwhile, continued to pursue very accommodative policies, although it began guiding markets to expect a taper and termination of its quantitative easing (QE) policy.

In April, the Bank of Japan began a significant QE-style program, helping push bond yields down and equity prices up. The news flow from Europe was less investor-friendly, with Italian politics deadlocked, uninsured depositors in failing Cyprus banks suffering significant losses, and the European Central Bank (ECB) taking no steps to ease policy. Finally, the Chinese central bank squeezed liquidity out of its shadow banking system at the end of June, contributing to the late-quarter sell-off.

U.S. economic data released in the first quarter was generally supportive, with inflation well-contained, unemployment falling, house prices rising, and gross domestic product (GDP) growth continuing (The 0.4% headline fourth quarter 2012 GDP growth number was low, depressed by weak government spending and inventory liquidation; without these drags, the private sector grew at an annual pace of 3.75%.). Corporate profits and personal income continued to rise, while foreclosures, bankruptcies, and defaults trended down. The second quarter was also generally supportive, with continuing moderate growth in GDP, employment, personal income, and corporate profits, and very low inflation. The economy remained strong enough that a fourth consecutive “summer soft patch” might have been averted and that the Fed began actively considering reducing QE.

Rising interest rates resulted in negative returns for many bond market indexes, but the S&P 500 Index, our benchmark, followed its 10.6% first quarter return with a 2.9% second-quarter gain, resulting in a first-half return of 13.8%. For the six-month period, the Index’s best-performing sectors were Health Care, Financials, and Consumer Discretionary, each up 20%; the Materials (+3%) and Information Technology (+7%) sectors lagged.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Both security selection and sector weighting decisions added to first-half results. Stock selection added value in six of ten sectors, with selection in the Consumer Staples sector the largest contributor. The largest drags on results were selection in the Consumer Discretionary and Financials sectors. Sector weighting decisions added value in eight of ten sectors; because we keep sector weights close to those of the index, no one decision had a large impact, but the cumulative positive impact of sector weighting decisions was larger than the impact of selection.

Our security selection success in the Consumer Staples sector resulted primarily from our significant investments in food product companies such as Hershey, H.J. Heinz, and General Mills. Each of those stocks returned over 20% in the first half of the year; Heinz was taken private by a group that included Berkshire Hathaway, but only narrowly outperformed Hershey over the six months.

Results in the Consumer Discretionary sector were held back by our limited exposure to advertising-sensitive media names (which outperformed), and our investments in publishers (John Wiley, Pearson), which disappointed.

In the Financials sector, our commercial banks performed well, but our positions in the Capital Markets and Insurance industries tended to be in solid but unspectacular businesses such as asset management and property/casualty insurance; in the first-half bull market they produced solid gains but lagged firms more leveraged to the stock market.

The largest drivers of outperformance in the Energy sector were a position in Cabot Oil & Gas and an underweight of Exxon Mobil. In Health Care, an emphasis on equipment and device companies detracted, but good stock selection in pharmaceuticals and biotech—notably Vertex Pharmaceuticals, which reported very promising phase 2 trial data for its cystic fibrosis treatment—resulted in above-benchmark returns. In the Industrials sector, the drag from a machinery group overweight was offset by good selection within that group and our successful railroad investments. In the Information Technology sector, our underweight of Apple (-25% return in the six months) was a notable differentiator, but we also benefited from 20%+ returns from ADP, Symantec, and Adobe. In the Materials sector, good stock selection in the chemicals industry and avoiding mining names added value. In Telecom Services, a preference for Verizon over AT&T proved correct.

We added 11 new names to the portfolio and eliminated 13 in first half trading. As is typical of our approach, most of the eliminated and new positions were relatively small and the trades were based on relative attractiveness within groups. The largest sector shifts resulting from these trades was a higher exposure to Financials (eliminating our underweight) and a reduced exposure to Telecom Services (larger underweight).

We generally keep sector weights within five percentage points of the S&P 500 to ensure that long-term success is driven by security selection rather than sector rotation decisions. At period end, Health

MIST-1

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

Care (+2.6%) was the sector most overweighted relative to the index, reflecting our positions in equipment & supplies businesses. These companies are probably somewhat worse off under the Affordable Care Act than before, but we continue to see their global growth opportunities as a more compelling element of the investment thesis. Our next-largest overweight is in Consumer Staples (+1.3%), driven by our food product company exposure.

The most underweighted sectors as of June 30 were Utilities (-2.9%) and Telecom Services (-2.0%). In each case, we believed company valuations simply appeared too expensive relative to companies in other sectors.

John A. Carey

Walter Hunnewell

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Fund Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Fund Portfolio
Class A	13.99	20.28	5.25	6.71	—
Class B	13.85	20.01	—	—	15.42
S&P 500 Index	13.82	20.60	7.01	7.30	—

1 The Standard & Poor’s (S&P) 500 Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception of Class A shares is 2/4/1994. Inception of Class B shares is 4/28/2009.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Hershey Co. (The)	2.5
Wells Fargo & Co.	2.2
Microsoft Corp.	2.1
Colgate-Palmolive Co.	2.0
Johnson & Johnson	1.8
PNC Financial Services Group, Inc. (The)	1.7
Chubb Corp. (The)	1.7
Apple, Inc.	1.7
United Technologies Corp.	1.5
3M Co.	1.5

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	17.1
Financials	16.8
Health Care	15.4
Consumer Discretionary	13.6
Consumer Staples	11.9
Industrials	11.3
Energy	9.9
Materials	2.8
Telecommunication Services	0.8
Utilities	0.4

MIST-3

Met Investors Series Trust

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Fund Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.65%	$1,000.00	$1,139.90	$3.45
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class B(a)	Actual	0.90%	$1,000.00	$1,138.50	$4.77
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Raytheon Co.	18,874	$1,247,949
United Technologies Corp.	72,013	6,692,888

		7,940,837

Air Freight & Logistics—0.5%
United Parcel Service, Inc. - Class B	24,203	2,093,075

Auto Components—1.1%
BorgWarner, Inc. (a)	22,907	1,973,438
Johnson Controls, Inc.	80,228	2,871,360

		4,844,798

Automobiles—1.2%
Ford Motor Co.	348,165	5,386,113

Beverages—1.0%
Coca-Cola Enterprises, Inc.	30,928	1,087,428
Dr. Pepper Snapple Group, Inc.	31,604	1,451,572
PepsiCo, Inc.	20,145	1,647,660

		4,186,660

Biotechnology—2.0%
Amgen, Inc.	43,771	4,318,447
Celgene Corp. (a)	18,971	2,217,899
Gilead Sciences, Inc. (a)	39,670	2,031,501

		8,567,847

Capital Markets—2.6%
Franklin Resources, Inc.	23,227	3,159,337
Goldman Sachs Group, Inc. (The)	10,652	1,611,115
Invesco, Ltd.	64,418	2,048,492
T. Rowe Price Group, Inc.	59,727	4,369,030

		11,187,974

Chemicals—2.6%
Airgas, Inc.	37,152	3,546,530
Ecolab, Inc.	47,299	4,029,402
Monsanto Co.	17,104	1,689,875
Mosaic Co. (The)	35,768	1,924,676

		11,190,483

Commercial Banks—6.5%
Canadian Imperial Bank of Commerce (b)	20,107	1,427,195
KeyCorp	406,500	4,487,760
PNC Financial Services Group, Inc. (The)	103,370	7,537,741
U.S. Bancorp.	147,469	5,331,004
Wells Fargo & Co.	229,779	9,482,979

		28,266,679

Communications Equipment—1.3%
Cisco Systems, Inc.	142,126	3,455,083
F5 Networks, Inc. (a)	11,364	781,843
Motorola Solutions, Inc.	26,057	1,504,271
Palo Alto Networks, Inc. (a) (b)	305	12,859

		5,754,056

Computers & Peripherals—2.1%
Apple, Inc.	18,758	$7,429,669
EMC Corp.	66,095	1,561,164

		8,990,833

Construction & Engineering—0.6%
KBR, Inc.	81,505	2,648,913

Consumer Finance—1.4%
American Express Co.	35,964	2,688,668
Discover Financial Services	68,870	3,280,967

		5,969,635

Diversified Financial Services—3.0%
Bank of America Corp.	190,594	2,451,039
Citigroup, Inc.	121,476	5,827,204
JPMorgan Chase & Co.	85,470	4,511,961

		12,790,204

Diversified Telecommunication Services—0.8%
Verizon Communications, Inc.	69,665	3,506,936

Electric Utilities—0.4%
American Electric Power Co., Inc.	37,873	1,695,953

Electrical Equipment—0.3%
Rockwell Automation, Inc.	14,944	1,242,444

Energy Equipment & Services—2.8%
Cameron International Corp. (a)	17,175	1,050,423
Ensco plc - Class A	53,408	3,104,073
FMC Technologies, Inc. (a)	15,329	853,519
Halliburton Co.	33,831	1,411,429
Helmerich & Payne, Inc. (b)	14,414	900,154
National Oilwell Varco, Inc.	28,969	1,995,964
Schlumberger, Ltd.	41,107	2,945,728

		12,261,290

Food & Staples Retailing—2.6%
CVS Caremark Corp.	64,549	3,690,912
Wal-Mart Stores, Inc.	19,975	1,487,937
Walgreen Co.	133,799	5,913,916

		11,092,765

Food Products—4.9%
Campbell Soup Co. (b)	45,234	2,026,031
General Mills, Inc.	69,479	3,371,816
Hershey Co. (The)	122,159	10,906,356
Kraft Foods Group, Inc.	34,839	1,946,455
Mondelez International, Inc. - Class A	104,516	2,981,841

		21,232,499

Health Care Equipment & Supplies—5.3%
Abbott Laboratories	98,381	3,431,529
Baxter International, Inc.	40,180	2,783,269
Becton Dickinson & Co.	46,532	4,598,758

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
C.R. Bard, Inc.	58,475	$6,355,063
Covidien plc	55,595	3,493,590
Smith & Nephew plc	8,733	97,327
Smith & Nephew plc (ADR) (b)	38,402	2,153,968

		22,913,504

Health Care Providers & Services—1.4%
Aetna, Inc.	40,202	2,554,435
Cardinal Health, Inc.	13,637	643,667
DaVita HealthCare Partners, Inc. (a)	14,369	1,735,775
Express Scripts Holding Co. (a)	16,810	1,037,009

		5,970,886

Hotels, Restaurants & Leisure—1.5%
McDonald’s Corp.	38,293	3,791,007
Starbucks Corp.	42,338	2,772,716

		6,563,723

Household Products—3.3%
Clorox Co. (The) (b)	18,310	1,522,293
Colgate-Palmolive Co.	153,264	8,780,495
Procter & Gamble Co. (The)	54,416	4,189,488

		14,492,276

Industrial Conglomerates—2.7%
3M Co.	58,768	6,426,281
General Electric Co.	221,466	5,135,796

		11,562,077

Insurance—3.2%
Aflac, Inc.	57,098	3,318,535
Chubb Corp. (The)	88,132	7,460,374
Travelers Cos., Inc. (The)	38,290	3,060,137

		13,839,046

Internet Software & Services—1.9%
eBay, Inc. (a)	53,470	2,765,468
Facebook, Inc. - Class A (a)	58,154	1,445,708
Google, Inc. - Class A (a)	4,496	3,958,144

		8,169,320

IT Services—4.2%
Automatic Data Processing, Inc.	72,705	5,006,466
DST Systems, Inc.	30,659	2,002,953
Fiserv, Inc. (a)	30,031	2,625,010
International Business Machines Corp.	24,222	4,629,066
Mastercard, Inc. - Class A	3,208	1,842,996
Visa, Inc. - Class A	10,809	1,975,345

		18,081,836

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. (b)	24,741	2,093,831

Machinery—3.5%
Cummins, Inc.	30,448	$3,302,390
Ingersoll-Rand plc	74,659	4,145,068
Joy Global, Inc. (b)	27,714	1,344,960
PACCAR, Inc.	71,397	3,831,163
SPX Corp.	33,396	2,403,844

		15,027,425

Media—4.3%
Comcast Corp. - Class A	29,445	1,233,157
John Wiley & Sons, Inc. - Class A (b)	96,119	3,853,411
Pearson plc	150,962	2,680,438
Scripps Networks Interactive, Inc. - Class A	48,817	3,259,023
Time Warner, Inc.	25,387	1,467,876
Walt Disney Co. (The)	97,894	6,182,006

		18,675,911

Multiline Retail—2.3%
Macy’s, Inc.	69,766	3,348,768
Nordstrom, Inc.	39,395	2,361,336
Target Corp.	62,479	4,302,304

		10,012,408

Oil, Gas & Consumable Fuels—6.9%
Apache Corp.	42,063	3,526,141
Cabot Oil & Gas Corp.	63,516	4,510,906
Chevron Corp.	51,914	6,143,503
ConocoPhillips	63,315	3,830,557
Marathon Oil Corp.	90,208	3,119,393
Marathon Petroleum Corp.	39,376	2,798,059
Occidental Petroleum Corp.	12,411	1,107,433
Phillips 66	37,611	2,215,664
Southwestern Energy Co. (a)	76,905	2,809,340

		30,060,996

Paper & Forest Products—0.2%
International Paper Co.	17,614	780,476

Pharmaceuticals—6.2%
AbbVie, Inc.	98,380	4,067,029
Actavis, Inc. (a)	21,557	2,720,925
Eli Lilly & Co.	40,012	1,965,390
Johnson & Johnson	88,923	7,634,929
Merck & Co., Inc.	48,392	2,247,808
Pfizer, Inc.	177,228	4,964,156
Zoetis, Inc.	103,468	3,196,112

		26,796,349

Road & Rail—1.8%
Norfolk Southern Corp.	55,127	4,004,976
Union Pacific Corp.	25,221	3,891,096

		7,896,072

Semiconductors & Semiconductor Equipment—3.1%
Analog Devices, Inc.	116,140	5,233,268
ASML Holding NV	28,188	2,229,671

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp.	71,162	$1,723,544
Maxim Integrated Products, Inc.	41,998	1,166,704
Xilinx, Inc.	77,098	3,053,852

		13,407,039

Software—4.4%
Adobe Systems, Inc. (a)	68,986	3,143,002
Microsoft Corp.	265,885	9,181,009
Nuance Communications, Inc. (a) (b)	37,495	689,158
Oracle Corp.	121,949	3,746,274
Symantec Corp.	109,849	2,468,307

		19,227,750

Specialty Retail—2.4%
Home Depot, Inc. (The)	23,533	1,823,101
Lowe’s Cos., Inc.	35,284	1,443,116
Ross Stores, Inc.	49,308	3,195,651
TJX Cos., Inc.	79,360	3,972,762

		10,434,630

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	45,870	2,618,718

Total Common Stocks (Cost $351,392,908)		429,474,267

Short-Term Investments—4.5%

Mutual Fund—3.7%
State Street Navigator Securities Lending MET Portfolio (c)	16,177,255	16,177,255

Security Description	Principal Amount*	Value

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $3,483,003 on 07/01/13, collateralized by $3,635,000 Federal National Mortgage Association at 0.875% due 10/26/17 with a value of $3,553,213.	3,483,000	$3,483,000

Total Short-Term Investments (Cost $19,660,255)		19,660,255

Total Investments—103.7% (Cost $371,053,163) (d)		449,134,522
Other assets and liabilities (net)—(3.7)%		(16,229,468)

Net Assets—100.0%		$432,905,054

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $15,700,331 and the collateral received consisted of cash in the amount of $16,177,255. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2013, the aggregate cost of investments was $371,053,163. The aggregate unrealized appreciation and depreciation of investments were $84,026,278 and $(5,944,919), respectively, resulting in net unrealized appreciation of $78,081,359.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,940,837	$—	$—	$7,940,837
Air Freight & Logistics	2,093,075	—	—	2,093,075
Auto Components	4,844,798	—	—	4,844,798
Automobiles	5,386,113	—	—	5,386,113
Beverages	4,186,660	—	—	4,186,660
Biotechnology	8,567,847	—	—	8,567,847
Capital Markets	11,187,974	—	—	11,187,974
Chemicals	11,190,483	—	—	11,190,483
Commercial Banks	28,266,679	—	—	28,266,679
Communications Equipment	5,754,056	—	—	5,754,056
Computers & Peripherals	8,990,833	—	—	8,990,833
Construction & Engineering	2,648,913	—	—	2,648,913
Consumer Finance	5,969,635	—	—	5,969,635
Diversified Financial Services	12,790,204	—	—	12,790,204
Diversified Telecommunication Services	3,506,936	—	—	3,506,936
Electric Utilities	1,695,953	—	—	1,695,953
Electrical Equipment	1,242,444	—	—	1,242,444
Energy Equipment & Services	12,261,290	—	—	12,261,290
Food & Staples Retailing	11,092,765	—	—	11,092,765
Food Products	21,232,499	—	—	21,232,499
Health Care Equipment & Supplies	22,816,177	97,327	—	22,913,504
Health Care Providers & Services	5,970,886	—	—	5,970,886
Hotels, Restaurants & Leisure	6,563,723	—	—	6,563,723
Household Products	14,492,276	—	—	14,492,276
Industrial Conglomerates	11,562,077	—	—	11,562,077
Insurance	13,839,046	—	—	13,839,046
Internet Software & Services	8,169,320	—	—	8,169,320
IT Services	18,081,836	—	—	18,081,836
Life Sciences Tools & Services	2,093,831	—	—	2,093,831
Machinery	15,027,425	—	—	15,027,425
Media	15,995,473	2,680,438	—	18,675,911
Multiline Retail	10,012,408	—	—	10,012,408
Oil, Gas & Consumable Fuels	30,060,996	—	—	30,060,996
Paper & Forest Products	780,476	—	—	780,476
Pharmaceuticals	26,796,349	—	—	26,796,349
Road & Rail	7,896,072	—	—	7,896,072
Semiconductors & Semiconductor Equipment	13,407,039	—	—	13,407,039

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$19,227,750	$—	$—	$19,227,750
Specialty Retail	10,434,630	—	—	10,434,630
Textiles, Apparel & Luxury Goods	2,618,718	—	—	2,618,718
Total Common Stocks	426,696,502	2,777,765	—	429,474,267
Short-Term Investments
Mutual Fund	16,177,255	—	—	16,177,255
Repurchase Agreement	—	3,483,000	—	3,483,000
Total Short-Term Investments	16,177,255	3,483,000	—	19,660,255
Total Investments	$442,873,757	$6,260,765	$—	$449,134,522

Collateral for securities loaned (Liability)	$—	$(16,177,255)	$—	$(16,177,255)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Fund Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$449,134,522
Cash	809
Receivable for:
Fund shares sold	144,328
Dividends and interest	404,899

Total Assets	449,684,558
Liabilities
Payables for:
Fund shares redeemed	201,171
Collateral for securities loaned	16,177,255
Accrued expenses:
Management fees	224,665
Distribution and service fees	12,799
Deferred trustees’ fees	42,499
Other expenses	121,115

Total Liabilities	16,779,504

Net Assets	$432,905,054

Net assets consist of:
Paid in surplus	$220,678,653
Undistributed net investment income	4,961,241
Accumulated net realized gain	129,183,873
Unrealized appreciation on investments and foreign currency transactions	78,081,287

Net Assets	$432,905,054

Net Assets
Class A	$372,045,653
Class B	60,859,401
Capital Shares Outstanding*
Class A	23,237,748
Class B	3,834,501
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.01
Class B	15.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $371,053,163.
(b)	Includes securities loaned at value of $15,700,331.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$7,519,321
Interest	168
Securities lending income	52,985

Total investment income	7,572,474
Expenses
Management fees	2,434,101
Administration fees	9,725
Custodian and accounting fees	36,775
Distribution and service fees—Class B	76,310
Audit and tax services	19,519
Legal	9,656
Trustees’ fees and expenses	13,494
Shareholder reporting	39,045
Insurance	2,984
Miscellaneous	4,955

Total expenses	2,646,564
Less management fee waiver	(130,252)
Less broker commission recapture	(14,412)

Net expenses	2,501,900

Net Investment Income	5,070,574

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	182,512,557
Futures contracts	(2,869,775)
Foreign currency transactions	9,501

Net realized gain	179,652,283

Net change in unrealized appreciation (depreciation) on:
Investments	(69,880,555)
Foreign currency transactions	56

Net change in unrealized depreciation	(69,880,499)

Net realized and unrealized gain	109,771,784

Net Increase in Net Assets From Operations	$114,842,358

(a)	Net of foreign withholding taxes of $12,177.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,070,574	$14,437,421
Net realized gain	179,652,283	76,275,263
Net change in unrealized depreciation	(69,880,499)	(468,095)

Increase in net assets from operations	114,842,358	90,244,589

From Distributions to Shareholders
Net investment income
Class A	(12,370,049)	(12,927,505)
Class B	(1,961,396)	(838,262)

Total distributions	(14,331,445)	(13,765,767)

Increase (decrease) in net assets from capital share transactions	(599,773,814)	5,062,331

Total Increase (Decrease) in Net Assets	(499,262,901)	81,541,153

Net Assets
Beginning of period	932,167,955	850,626,802

End of period	$432,905,054	$932,167,955

Undistributed net investment income
End of period	$4,961,241	$14,222,112

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,003,129	$15,839,229	4,459,637	$62,805,401
Reinvestments	806,392	12,370,049	916,195	12,927,505
Redemptions	(38,773,497)	(625,882,398)	(4,292,733)	(60,917,428)

Net increase (decrease)	(36,963,976)	$(597,673,120)	1,083,099	$14,815,478

Class B
Sales	279,665	$4,393,568	620,404	$8,640,383
Reinvestments	128,954	1,961,396	59,876	838,262
Redemptions	(538,508)	(8,455,658)	(1,373,558)	(19,231,792)

Net decrease	(129,889)	$(2,100,694)	(693,278)	$(9,753,147)

Increase (decrease) derived from capital shares transactions		$(599,773,814)		$5,062,331

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.54		$13.35	$14.15	$12.28	$10.13	$15.23

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.23	0.22	0.18	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.90		1.18	(0.85)	1.80	2.17	(5.17)

Total from investment operations	2.01		1.41	(0.63)	1.98	2.35	(4.96)

Less Distributions
Distributions from net investment income	(0.54)		(0.22)	(0.17)	(0.11)	(0.20)	(0.14)

Total distributions	(0.54)		(0.22)	(0.17)	(0.11)	(0.20)	(0.14)

Net Asset Value, End of Period	$16.01		$14.54	$13.35	$14.15	$12.28	$10.13

Total Return (%) (b)	13.99	(c)	10.59	(4.55)	16.22	23.89	(32.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.68	0.69	0.69	0.74	1.04
Net ratio of expenses to average net assets (%) (e)	0.65	(d)	0.66	0.68	0.67	0.72	0.96
Ratio of net investment income to average net assets (%)	1.36	(d)	1.60	1.56	1.46	1.63	1.61
Portfolio turnover rate (%)	7	(c)	49	20	10	41	14
Net assets, end of period (in millions)	$372.0		$875.1	$789.0	$938.0	$717.0	$39.9

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009(f)
Net Asset Value, Beginning of Period	$14.40		$13.22	$14.04	$12.20	$9.29

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.19	0.19	0.15	0.10
Net realized and unrealized gain (loss) on investments	1.88		1.18	(0.86)	1.79	2.81

Total from investment operations	1.97		1.37	(0.67)	1.94	2.91

Less Distributions
Distributions from net investment income	(0.50)		(0.19)	(0.15)	(0.10)	0.00

Total distributions	(0.50)		(0.19)	(0.15)	(0.10)	0.00

Net Asset Value, End of Period	$15.87		$14.40	$13.22	$14.04	$12.20

Total Return (%) (b)	13.85	(c)	10.38	(4.87)	15.93	31.32	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(d)	0.93	0.94	0.94	0.99	(d)
Net ratio of expenses to average net assets (%) (e)	0.90	(d)	0.91	0.93	0.92	0.97	(d)
Ratio of net investment income to average net assets (%)	1.14	(d)	1.34	1.37	1.20	1.34	(d)
Portfolio turnover rate (%)	7	(c)	49	20	10	41
Net assets, end of period (in millions)	$60.9		$57.1	$61.6	$32.6	$22.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $3,483,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-15

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12 through April 16, 2013, the Portfolio had bought and sold $367,744,585 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized loss in the amount of $(2,869,775) which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-16

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$54,419,720	$0	$658,239,899

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $206,647,121 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$2,434,101	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.600%	$500 million to $2 billion
	0.550%	Over $2 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $400 million
0.050%	$400 million to $500 million
0.050%	$900 million to $2 billion

An identical agreement was in place for the period November 1, 2012 through April 28, 2013. Amounts waived, if applicable, for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

MIST-17

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$13,765,767	$12,012,131	$—	$—	$13,765,767	$12,012,131

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,261,231	$—	$146,025,328	$(48,531,952)	$111,754,607

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$4,263,176*	$44,268,776	$48,531,952

*	The Portfolio acquired capital losses in the merger with Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, on May 1, 2009.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and E shares of the Pioneer Strategic Income Portfolio returned -0.73% and -0.79%. The Portfolio’s benchmark, the Barclays U.S. Universal Index1, returned -2.29%.

MARKET ENVIRONMENT / CONDITIONS

Central banks took center stage in the first half of 2013. Over the first four months of the year, Japan’s decision to engage in a massive $1.4 trillion quantitative easing, along with liquidity provided by other central banks globally and positive U.S. economic data, buoyed demand in fixed income and equity markets, particularly for higher yielding, riskier assets. That upward market momentum came to a dramatic halt with Federal Reserve (“Fed”) Chairman Ben Bernanke’s May 22 and June 19 statements regarding the potential tapering of Quantitative Easing (QE3), the $85 billion monthly Treasury and Agency mortgage-backed security (MBS) purchase program, later in the year. The Fed reasoned that improving U.S. economic data—evidenced by job growth, higher consumer confidence, and strong performance of the housing market—may justify a reduction in purchases. In the second quarter, U.S. fixed income markets, as measured by the Barclays Aggregate Bond Index, suffered their third worst quarterly sell-off over the past twenty years; bond investors made record redemptions in June across a broad range of fixed income asset classes.

Over the six month period ended June 30, 2013, 10-year U.S. Treasury yields rose from 1.75% to 2.61% near the end of June, finally settling at 2.48% at quarter end, while 30-year yields rose from 2.92% to 3.50%. Agency MBS returned -2.01%, for a -0.51% excess return, as spreads (measured by the Barclays U.S. MBS Index) widened from 52 basis points (bps) to 60 bps, on concerns about rising prepayment risk, as well as reduced purchases by the Fed. Investment Grade Corporates returned -3.41%, for a -0.27% excess return, with Financials outperforming significantly: they returned -1.93%, for a 0.35% excess return. Financials benefited from rising capital ratios and reduced non-performing loans and charge-offs. Municipals fell 2.69%, selling off with Treasuries. High Yield Corporates returned 1.50%, for an excess return of 3.25%, as spreads (measured by the Bank of America Merrill Lynch High Yield Master II Index) narrowed from 534 bps to 521 bps. High Yield benefited from demand for yield in the first quarter, as well as strong fundamentals. Floating rate assets held up well, particularly in the second quarter: Bank Loans returned 2.40%, Non-Agency MBS/ABS (Asset-Backed Securities), as measured by the Floating Rate Non-Agency ABS Index, returned 3.94%; and Event-Linked (Catastrophe) Bonds returned a very impressive 5.24%, as demand for the less correlated asset class soared. Convertible Bonds posted very strong performance, returning 9.49%, benefiting from the superior 13.83% performance of U.S. Equities, as measured by the S&P 500 Index. Emerging Market Bonds and currencies faced a more challenging environment from rising U.S. interest rates in the second quarter, weaker growth in China, and falling commodity prices. More interest rate-sensitive Emerging Market Sovereigns plunged 7.57% over the period; Emerging Market Corporates declined 1.48% in local currency terms, while riskier Emerging Market Corporates gained 0.50%, on a U.S. Dollar basis. The U.S. dollar outperformed all major currencies except the Chinese renminbi, benefiting from an improving economic outlook as well as rising U.S. interest rates. The dollar outperformed the Japanese yen by 14.28% and the euro by 1.41%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Sector allocation and short duration positioning drove outperformance, while lower relative quality also contributed. Sector allocation contributed 109 bps, which included the benefit of a 5.6% overweight to Convertibles, which added 35 bps; an 11.3% exposure to Bank Loans, which contributed 20 bps; a 6.5% allocation to Non-Agency MBS, which added 12 bps; a 2.7% exposure to Event-Linked Bonds, which contributed 11 bps; and a 1.5% allocation to Preferred Stock, which added 8 bps. Short duration positioning of approximately one year added 97 bps, as intermediate and long-term interest rates rose approximately 1%. This contribution was slightly offset by the -17 bps impact from yield curve positioning. Lower relative quality added 47 bps, including 32 bps from Industrials, 10 bps from Financials and 6 bps from ABS.

The most significant detractor to performance was non-dollar currency exposure, which hurt by 42 bps, as the U.S. dollar rallied against most currencies. The 1.3% position in the Norwegian krone accounted for 12 bps of the underperformance; the currency sold off in June in response to higher U.S. interest rates, a dovish Norwegian central bank stance, and somewhat weaker employment and export numbers. At period end, we continued to believe the krone offers attractive value, given the strong fundamentals of the Norwegian economy. In addition, the Turkish lira (-5 bps), Russian ruble (-4 bps) and Canadian dollar (-4 bps) hurt performance. Security selection underperformed by approximately 6 bps. Financials bonds had strong performance, adding 22 bps; ABS and Utilities bonds also outperformed, with each contributing 5 bps. Industrials bonds suffered significant underperformance, however, detracting by 42 bps, with Mexican homebuilders accounting for 12 bps of this total.

During the period, the Portfolio used Treasury futures to help establish duration and yield curve positioning. The Portfolio held short positions in 2-Year, 5-Year, and 10-Year Treasury futures, and long futures positions in the 30-Year and Ultra Long Term Bond futures. The impact of these positions on performance was a net benefit of approximately 25 bps.

Currency forwards were used primarily to hedge non-dollar exposure: long forwards averaged 1.76% of market value and short forwards average -2.80% of market value over the period. Given that the U.S. dollar outperformed most currencies over the period, the long non-dollar positions generally hurt performance, while the short non-dollar positions helped performance.

MIST-1

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, we continued to maintain our long-term view of relative value which favors Corporates over Developed Market Sovereigns. With the recent back-up in yields and spreads, both Investment Grade and High Yield Corporates became more attractive, in light of continued strong fundamentals and low default risk. Steady global economic growth and easy global monetary policy may continue to support credit assets including Corporate Bonds. Although revenue growth softened, we believed U.S. companies may continue to enjoy strong margins and balance sheets. High Yield and Bank Loan spread levels stand somewhat below long-term averages, while projected defaults remain well below long-term averages. With the increased potential for rising interest rates, however, we reduced our exposure to certain Emerging Market Currencies. While we believe in the long term attractiveness of Emerging Markets, with their higher growth rates, low debt levels, young labor forces and rising middle class, we have become more selective, in light of the less compelling yield advantage over U.S. assets, stronger U.S. growth, weaker growth in China, and declining commodity prices. We continued to maintain our exposure to Convertibles, given our preference for Equities over Fixed Income. Finally, we continued to hold Municipals as a more attractive proxy for long Treasuries, particularly in light of their current higher relative yields.

We have positioned the Portfolio for a rising interest rate environment, with a 21% exposure to floating rate assets, including Bank Loans, Non-Agency MBS/ABS and Event-Linked Bonds; significant underweights to U.S. Treasuries and Agency MBS, the most U.S. interest rate-sensitive assets; and overweights to wider spread, higher yielding asset classes including High Yield and Non-Agency MBS/ABS. With respect to duration and yield curve positioning, the Portfolio holds a one year short duration relative to the benchmark, as well as an underweight to the short and intermediate part of the yield curve, which we believe is most vulnerable to a sell-off, when the market prices in a tightening of monetary policy.

Ken Taubes

Andrew Feltus

Charles Melchreit

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Strategic Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. UNIVERSAL INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Strategic Income Portfolio
Class A	-0.73	5.46	8.50	7.86	—
Class E	-0.79	5.35	8.34	—	8.04
Barclays U.S. Universal Index	-2.29	0.24	5.53	4.84	—

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 Inception of Class A shares is 6/16/1994. Inception of the Class E shares is 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
U.S. Treasury Bonds	2.2
Mexican Bonos	1.0
Fannie Mae 30 Yr. Pool	0.9
FREMF Mortgage Trust	0.9
PNC Financial Services Group, Inc.	0.7
Canada Housing Trust No. 1	0.7
Norwegian Government Bonds	0.6
JPMorgan Chase & Co.	0.6
Wells Fargo & Co.	0.6
Morgan Stanley	0.6

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	46.9
Floating Rate Loans	11.0
Mortgage-Backed Securities	10.5
Foreign Government	7.5
Municipals	6.3
U.S. Treasury & Government Agencies	5.7
Convertible Bonds	5.1
Asset-Backed Securities	4.4
Preferred Stocks	1.6
Convertible Preferred Stocks	0.9

MIST-3

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Strategic Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A	Actual	0.62%	$1,000.00	$992.70	$3.06
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class E	Actual	0.77%	$1,000.00	$992.10	$3.80
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—45.3% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.4%
Alliance One International, Inc. 10.000%, 07/15/16	2,465,000	$2,520,463
Lorillard Tobacco Co. 3.750%, 05/20/23	800,000	738,162
MHP S.A. 8.250%, 04/02/20 (144A)	1,800,000	1,586,250

		4,844,875

Airlines—0.2%
Delta Air Lines Pass-Through Trust 4.950%, 11/23/20	533,855	567,221
6.375%, 07/02/17	725,000	754,000
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	475,000	448,875
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A) (a)	660,000	676,500

		2,446,596

Auto Manufacturers—0.2%
Navistar International Corp. 8.250%, 11/01/21 (a)	2,030,000	1,994,475

Auto Parts & Equipment—0.1%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19	250,000	250,312
Titan International, Inc. 7.875%, 10/01/17	750,000	787,500

		1,037,812

Banks—6.9%
Akbank TAS 7.500%, 02/05/18 (144A) (TRY)	300,000	142,821
Alfa Bank OJSC Via Alfa Bond Issuance plc 7.500%, 09/26/19 (144A)	2,150,000	2,193,000
8.625%, 04/26/16 (144A) (RUB)	41,800,000	1,240,620
Banco de Credito del Peru 6.875%, 09/16/26 (144A) (a) (b)	1,915,000	2,044,262
9.750%, 11/06/69 (144A) (b)	455,000	525,525
Banco do Brasil S.A. 6.250%, 04/15/24 (144A) (a) (b)	1,500,000	1,320,000
Banco do Estado do Rio Grande do Sul 7.375%, 02/02/22 (144A)	700,000	721,000
Banco GNB Sudameris S.A. 7.500%, 07/30/22 (144A) (a)	1,400,000	1,456,000
Bank of India 3.625%, 09/21/18 (144A)	550,000	516,120
Bank of New York Mellon Corp. (The) 4.500%, 06/20/23 (a) (b)	925,000	869,500
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	4,110,000	4,315,500
Citigroup, Inc. 5.950%, 01/30/23 (a) (b)	2,576,000	2,563,378
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Zero Coupon, 03/03/15 (TRY)	3,600,000	1,646,477
6.875%, 03/19/20 (EUR)	900,000	1,259,346

Banks—(Continued)
CorpGroup Banking S.A. 6.750%, 03/15/23 (144A)	1,300,000	$1,309,130
Credit Suisse Group Guernsey I, Ltd. 7.875%, 02/24/41 (b)	1,750,000	1,828,750
Goldman Sachs Capital II 4.000%, 06/01/43 (b)	5,300,000	4,213,500
Goldman Sachs Group, Inc. (The) 6.450%, 05/01/36	875,000	880,424
6.750%, 10/01/37	600,000	614,618
HSBC Bank plc 7.650%, 05/01/25	2,100,000	2,488,916
Intesa Sanpaolo S.p.A. 2.674%, 02/24/14 (144A) (b)	875,000	878,215
3.625%, 08/12/15 (144A)	1,900,000	1,904,269
6.500%, 02/24/21 (144A) (a)	1,175,000	1,183,427
JPMorgan Chase & Co. Zero Coupon, 10/04/17 (144A) (TRY)	2,100,000	735,443
4.250%, 11/02/18 (NZD)	2,600,000	1,934,843
7.900%, 04/30/18 (b)	4,343,000	4,907,590
KeyBank N.A. 5.800%, 07/01/14	1,225,000	1,281,087
Mellon Funding Corp. 5.500%, 11/15/18	812,000	935,692
Morgan Stanley 4.100%, 05/22/23	3,800,000	3,510,892
4.875%, 11/01/22	450,000	444,555
5.500%, 01/26/20	1,100,000	1,180,726
5.500%, 07/28/21	1,000,000	1,067,828
6.625%, 04/01/18	714,000	809,287
Nordea Bank AB 4.250%, 09/21/22 (144A) (a)	3,400,000	3,354,355
PNC Bank N.A. 6.000%, 12/07/17 (a)	699,000	808,145
PNC Financial Services Group, Inc. 4.494%, 07/29/13 (a) (b)	2,749,000	2,733,880
6.750%, 08/01/21 (b)	5,295,000	5,745,075
Scotia Bank Peru DPR Finance Co. 3.023%, 03/15/17 (144A) (b)	789,474	786,927
Scotiabank Peru S.A. 4.500%, 12/13/27 (144A) (a) (b)	1,900,000	1,705,250
Sovereign Bank 8.750%, 05/30/18	2,655,000	3,210,166
Turkiye Garanti Bankasi 7.375%, 03/07/18 (144A) (TRY)	2,400,000	1,142,324
Turkiye Is Bankasi 6.000%, 10/24/22 (144A) (a)	850,000	830,875
UBS AG 7.625%, 08/17/22	5,600,000	6,145,709
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/17 (144A)	1,000,000	1,040,000
6.950%, 10/17/22 (144A)	2,500,000	2,537,500
Wachovia Bank N.A. 6.000%, 11/15/17	1,215,000	1,386,453

		84,349,400

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.3%
Ajecorp B.V. 6.500%, 05/14/22 (144A) (a)	960,000	$977,280
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	1,586,101
Central American Bottling Corp. 6.750%, 02/09/22 (144A)	630,000	661,500

		3,224,881

Chemicals—0.5%
Basell Finance Co. B.V. 8.100%, 03/15/27 (144A)	382,000	483,552
Eastman Chemical Co. 4.800%, 09/01/42	740,000	700,326
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI, Ltd. 5.125%, 12/12/17 (144A)	600,000	589,500
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	640,000	652,800
9.000%, 11/15/20 (a)	655,000	625,525
Ineos Group Holdings S.A. 7.875%, 02/15/16 (144A) (EUR)	568,966	741,483
LyondellBasell Industries NV 5.000%, 04/15/19	570,000	620,215
Phosagro OAO via Phosagro Bond Funding, Ltd. 4.204%, 02/13/18 (144A) (a)	900,000	886,500
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/18 (144A) (a)	1,275,000	1,306,875

		6,606,776

Coal—0.2%
Alpha Natural Resources, Inc. 6.000%, 06/01/19 (a)	820,000	664,200
Berau Coal Energy Tbk PT 7.250%, 03/13/17 (144A)	1,500,000	1,451,250
Bumi Capital Pte, Ltd. 12.000%, 11/10/16 (144A)	875,000	656,250
Bumi Investment Pte, Ltd. 10.750%, 10/06/17 (144A) (a)	500,000	360,000

		3,131,700

Commercial Services—0.9%
Amherst College 3.794%, 11/01/42	400,000	369,826
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,082,351
Bowdoin College 4.693%, 07/01/2112	800,000	690,610
Catholic Health Initiatives 4.350%, 11/01/42	1,950,000	1,775,810
Massachusetts Institute of Technology 5.600%, 07/01/2111	800,000	964,269

Commercial Services—(Continued)
President and Fellows of Harvard College 2.300%, 10/01/23	1,000,000	$946,444
Red de Carreteras de Occidente SAPIB de C.V. 9.000%, 06/10/28 (144A) (MXN)	15,000,000	1,089,029
Tufts University 5.017%, 04/15/2112	2,700,000	2,694,446
University of Southern California 5.250%, 10/01/2111	550,000	625,844
William Marsh Rice University 4.626%, 05/15/63	900,000	862,671

		11,101,300

Computers—0.3%
Brocade Communications Systems, Inc. 4.625%, 01/15/23 (144A)	550,000	517,000
Seagate HDD Cayman 4.750%, 06/01/23 (144A)	3,165,000	2,951,362

		3,468,362

Construction Materials—0.8%
Cemex Espana Luxembourg 9.875%, 04/30/19 (144A) (c)	1,420,000	1,533,600
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	900,000	945,000
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/19 (144A) (a)	855,000	290,700
9.750%, 03/25/20 (144A) (a)	905,000	307,700
Holcim US Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A) (a)	225,000	251,228
Masco Corp. 5.950%, 03/15/22 (a)	1,425,000	1,496,250
7.125%, 03/15/20	2,905,000	3,239,075
Texas Industries, Inc. 9.250%, 08/15/20 (a)	425,000	457,938
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/20 (144A)	346,000	76,120
9.750%, 02/03/22 (144A)	700,000	154,000
Voto-Votorantim Overseas Trading Operations NV 6.625%, 09/25/19 (144A)	500,000	532,500

		9,284,111

Distribution/Wholesale—0.1%
Glencore Funding LLC 4.125%, 05/30/23 (144A)	875,000	780,399

Diversified Financial Services—6.3%
Alterra Finance LLC 6.250%, 09/30/20	2,100,000	2,397,461
American Honda Finance Corp. 6.700%, 10/01/13 (144A)	1,300,000	1,319,441
Atlas Reinsurance VII, Ltd. 8. 144%, 01/07/16 (144A) (b)	250,000	252,650

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
ATLAS VI Capital, Ltd. 10.500%, 04/07/14 (144A) (EUR) (b)	250,000	$331,172
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A)	810,000	773,550
Banque PSA Finance S.A. 5.750%, 04/04/21 (144A)	595,000	563,013
Blue Danube II, Ltd. 4.368%, 05/23/16 (144A) (b)	900,000	894,960
Blue Danube, Ltd. 6.122%, 04/10/15 (144A) (b)	250,000	258,775
BM&FBovespa S.A. 5.500%, 07/16/20 (144A)	1,500,000	1,531,875
Bosphorus 1 Re, Ltd. 2.530%, 05/03/16 (144A) (b)	250,000	248,675
Caelus Re, Ltd. 5.280%, 03/07/16 (144A) (b)	1,150,000	1,135,855
6.880%, 04/07/20 (144A) (b)	800,000	795,360
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	3,075,000	3,146,657
Capital One Bank USA N.A. 8.800%, 07/15/19	720,000	923,538
Carlyle Holdings Finance LLC 3.875%, 02/01/23 (144A) (a)	750,000	725,842
Carlyle Holdings II Finance LLC 5.625%, 03/30/43 (144A)	2,350,000	2,198,296
Combine Re, Ltd. 4.530%, 01/07/15 (144A) (b)	750,000	773,250
Compass Re, Ltd. 9.030%, 01/08/15 (144A) (b)	300,000	307,560
10.280%, 01/08/15 (144A) (b)	800,000	824,320
Corp. Financiera de Desarrollo S.A. 4.750%, 02/08/22 (144A)	690,000	679,650
DTEK Finance plc 7.875%, 04/04/18 (144A) (a)	1,600,000	1,492,000
East Lane Re V, Ltd. 9.030%, 03/16/16 (144A) (b)	250,000	268,275
East Lane Re, Ltd. 5.780%, 03/14/14 (144A) (b)	250,000	251,575
6.680%, 03/13/17 (144A) (b)	250,000	258,275
Embarcadero Reinsurance, Ltd. 5.030%, 08/07/15 (144A) (b)	1,000,000	1,036,400
6.630%, 08/04/14 (144A) (b)	600,000	613,080
General Electric Capital Corp. 5.250%, 06/15/23 (b)	500,000	477,500
7.125%, 06/15/22 (b)	2,800,000	3,164,000
Hyundai Capital America 4.000%, 06/08/17 (144A)	200,000	207,190
Hyundai Capital Services, Inc. 3.500%, 09/13/17 (144A) (a)	660,000	672,042
Ibis Re II, Ltd. 4.030%, 06/28/16 (144A) (b)	750,000	749,625
8.380%, 02/05/15 (144A) (b)	500,000	517,750
Intercorp Retail Trust 8.875%, 11/14/18 (144A)	1,050,000	1,128,750
Janus Capital Group, Inc. 6.700%, 06/15/17 (a)	360,000	401,968

Diversified Financial Services—(Continued)
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.375%, 04/01/20 (144A)	350,000	$339,500
Jefferies Group Inc. 5.125%, 04/13/18 (a)	1,125,000	1,175,627
Jefferies Group LLC 6.875%, 04/15/21	3,325,000	3,656,808
Kibou, Ltd. 5.280%, 02/16/15 (144A) (b)	450,000	467,910
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	3,750,000	3,425,666
LeasePlan Corp. NV 2.500%, 05/16/18 (144A)	1,075,000	1,035,989
Lodestone Re, Ltd. 6.030%, 01/08/14 (144A) (b)	1,500,000	1,498,350
7.280%, 01/08/14 (144A) (b)	1,250,000	1,250,250
Longpoint Re, Ltd. 6.030%, 06/12/15 (144A) (b)	450,000	468,495
Longpoint Re, Ltd. III 4.030%, 05/18/16 (144A) (b)	850,000	846,430
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,400,000	1,453,732
6.250%, 01/14/21 (144A)	400,000	425,165
7.625%, 08/13/19 (144A)	1,170,000	1,356,872
Magnesita Finance, Ltd. 8.625%, 04/05/17 (144A)	750,000	748,125
Merrill Lynch & Co., Inc. 5.000%, 02/03/14	168,000	171,643
6.110%, 01/29/37	1,600,000	1,574,981
7.750%, 05/14/38	3,200,000	3,660,429
Mystic Re, Ltd. 9.030%, 03/12/15 (144A) (b)	500,000	520,800
12.030%, 03/12/15 (144A) (b)	750,000	795,300
Mythen Re, Ltd. 8.613%, 01/05/17 (144A) (b)	450,000	460,305
Mythen, Ltd. 8.105%, 05/07/15 (144A) (b)	650,000	696,150
Queen Street II Capital, Ltd. 7.530%, 04/09/14 (144A) (b)	975,000	980,557
Queen Street IV Capital, Ltd. 7.530%, 04/09/15 (144A) (b)	400,000	406,280
Queen Street V Re, Ltd. 8.530%, 04/09/15 (144A) (b)	350,000	360,710
Queen Street VII Re, Ltd. 8.630%, 04/08/16 (144A) (b)	400,000	405,880
Residential Reinsurance 2010, Ltd. 4.530%, 12/06/16 (144A) (b)	800,000	809,760
Residential Reinsurance 2011, Ltd. 8.780%, 12/06/16 (144A) (b)	1,000,000	1,039,100
8.930%, 12/06/15 (144A) (b)	250,000	252,825
9.030%, 01/01/00 (144A) (b)	925,000	950,623
Residential Reinsurance 2012, Ltd. 5.780%, 12/06/16 (144A) (b)	1,250,000	1,288,250
8.030%, 06/06/18 (144A) (b)	950,000	1,039,490
10.030%, 06/06/18 (144A) (b)	800,000	861,600
Residential Reinsurance 2013, Ltd. 8.030%, 06/06/19 (144A) (b)	250,000	249,125

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Residential Reinsurance 2013, Ltd. 9.280%, 06/06/19 (144A) (b)	350,000	$346,675
Sanders Re, Ltd. 3.530%, 05/05/17 (144A) (b)	500,000	494,750
4.030%, 05/05/17 (144A) (b)	1,000,000	989,500
Scottrade Financial Services, Inc. 6.125%, 07/11/21 (144A)	2,500,000	2,445,370
SLM Corp. 4.000%, 07/25/14 (b)	989,000	993,945
Successor X, Ltd. 9.411%, 02/25/14 (144A) (b)	1,550,000	1,553,410
11.030%, 01/27/15 (144A) (b)	650,000	666,250
11.280%, 11/10/15 (144A) (b)	250,000	253,425
12.933%, 01/07/14 (144A) (b)	1,250,000	1,248,250
13.000%, 02/25/14 (144A) (b)	250,000	249,700
Tar Heel Re, Ltd. 8.530%, 05/09/16 (144A) (b)	400,000	407,760
TD Ameritrade Holding Corp. 5.600%, 12/01/19	500,000	581,223
Vita Capital V, Ltd. 2.896%, 01/15/17 (144A) (b)	500,000	511,150
3.596%, 01/15/17 (144A) (b)	1,000,000	1,018,600

		77,753,065

Electric—1.9%
Commonwealth Edison Co. 6.950%, 07/15/18	1,100,000	1,306,511
Dubai Electricity & Water Authority 8.500%, 04/22/15 (144A)	2,820,000	3,059,700
Electricite de France S.A. 5.250%, 01/29/23 (144A) (a) (b)	4,000,000	3,824,000
FPL Energy American Wind LLC 6.639%, 06/20/23 (144A)	227,596	211,000
FPL Energy Wind Funding LLC 6.876%, 06/27/17 (144A)	159,100	133,644
Instituto Costarricense de Electricidad 6.375%, 05/15/43 (144A) (a)	850,000	770,312
6.950%, 11/10/21 (144A)	1,520,000	1,599,800
InterGen NV 7.000%, 06/30/23 (144A)	900,000	877,500
Israel Electric Corp., Ltd. 6.700%, 02/10/17 (144A)	770,000	812,350
7.250%, 01/15/19 (144A)	845,000	899,925
9.375%, 01/28/20 (144A)	410,000	483,800
Juniper Generation LLC 6.790%, 12/31/14 (144A)	15,522	14,759
Kiowa Power Partners LLC 5.737%, 03/30/21 (144A)	900,000	943,693
New York State Electric & Gas Corp. 6.150%, 12/15/17 (144A)	950,000	1,064,832
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A) (c)	867,000	897,345
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	820,293	807,391

Electric—(Continued)
PPL Capital Funding, Inc. 6.700%, 03/30/67 (b)	450,000	$464,625
Public Service Co. of New Mexico 7.950%, 05/15/18	625,000	751,132
Southern California Edison Co. 6.250%, 02/01/22 (b)	1,575,000	1,653,750
Star Energy Geothermal Wayang Windu, Ltd. 6.125%, 03/27/20 (144A) (a)	1,300,000	1,238,250
West Penn Power Co. 5.950%, 12/15/17 (144A)	1,197,000	1,363,778

		23,178,097

Electrical Components & Equipment—0.1%
Coleman Cable, Inc. 9.000%, 02/15/18	816,000	864,960
Legrand France S.A. 8.500%, 02/15/25 (a)	20,000	25,142

		890,102

Electronics—0.3%
Flextronics International, Ltd. 4.625%, 02/15/20 (144A) (a)	780,000	756,600
5.000%, 02/15/23 (144A)	1,300,000	1,257,750
Viasystems, Inc. 7.875%, 05/01/19 (144A)	1,100,000	1,160,500

		3,174,850

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	306,855	321,939

Engineering & Construction—0.4%
Abengoa Finance SAU 8.875%, 11/01/17 (144A) (a)	500,000	465,000
Aeropuertos Dominicanos Siglo XXI S.A. 9.250%, 11/13/19 (144A)	1,000,000	1,002,500
Dycom Investments, Inc. 7.125%, 01/15/21	1,000,000	1,060,000
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/17 (144A) (a)	550,000	484,000
8.900%, 02/04/21 (144A) (a)	1,800,000	1,584,000

		4,595,500

Entertainment—0.5%
Codere Finance Luxembourg S.A. 9.250%, 02/15/19 (144A) (a)	2,290,000	1,259,500
Lottomatica S.p.A. 8.250%, 03/31/66 (144A) (EUR) (b)	1,957,000	2,642,853
Mashantucket Pequot Tribe 8.500%, 11/15/15 (144A) (c) (d)	1,670,000	100,200
Peermont Global Pty, Ltd. 7.750%, 04/30/14 (144A) (EUR)	920,000	1,179,554

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Scientific Games International, Inc. 9.250%, 06/15/19 (a)	590,000	$638,675
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/15 (144A)	635,000	628,650

		6,449,432

Food—1.1%
Bertin S.A. / Bertin Finance, Ltd. 10.250%, 10/05/16 (144A)	200,000	213,500
BRF S.A. 3.950%, 05/22/23 (144A) (a)	600,000	528,000
5.875%, 06/06/22 (144A) (a)	1,425,000	1,462,478
CFG Investment SAC 9.750%, 07/30/19 (144A)	1,400,000	1,253,000
Independencia International, Ltd. 12.000%, 12/30/16 (144A) (d) (e)	296,948	742
JBS Finance II, Ltd. 8.250%, 01/29/18 (144A) (a)	1,430,000	1,451,450
JBS USA LLC / JBS USA Finance, Inc. 8.250%, 02/01/20 (144A)	600,000	628,500
Marfrig Holding Europe B.V. 8.375%, 05/09/18 (144A)	1,200,000	1,128,000
9.875%, 07/24/17 (144A) (a)	825,000	829,125
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	1,775,000	1,759,469
Minerva Luxembourg S.A. 7.750%, 01/31/23 (144A) (a)	1,700,000	1,691,500
12.250%, 02/10/22 (144A)	800,000	956,000
Mondelez International, Inc. 6.500%, 02/09/40	1,850,000	2,207,298

		14,109,062

Forest Products & Paper—0.2%
Emerald Plantation Holdings, Ltd. 6.000%, 01/30/20	288,170	165,842
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A) (a)	400,000	382,850
Resolute Forest Products, Inc. 5.875%, 05/15/23 (144A)	1,880,000	1,677,900

		2,226,592

Gas—0.2%
Nakilat, Inc. 6.067%, 12/31/33 (144A)	520,000	582,660
6.267%, 12/31/33 (144A)	1,284,450	1,348,673
Transportadora de Gas del Peru S.A. 4.250%, 04/30/28 (144A) (a)	1,200,000	1,062,000

		2,993,333

Healthcare-Products—0.2%
Physio-Control International, Inc. 9.875%, 01/15/19 (144A)	2,400,000	2,640,000

Healthcare-Services—0.5%
Gentiva Health Services, Inc. 11.500%, 09/01/18 (a)	2,300,000	$2,369,000
HCA, Inc. 6.500%, 02/15/20	350,000	378,656
7.690%, 06/15/25	50,000	54,000
8.360%, 04/15/24	50,000	56,500
NYU Hospitals Center 4.428%, 07/01/42	1,800,000	1,646,593
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 7.750%, 02/01/19	1,500,000	1,590,000

		6,094,749

Holding Companies-Diversified—0.0%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	525,000	494,813

Home Builders—0.3%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 6.125%, 07/01/22 (144A) (a)	1,000,000	981,250
Meritage Homes Corp. 7.000%, 04/01/22	2,500,000	2,750,000

		3,731,250

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A) (a)	1,300,000	1,163,500

Household Products—0.2%
Avon Products, Inc. 5.000%, 03/15/23	2,760,000	2,743,404

Household Products/Wares—0.5%
Controladora Mabe S.A. C.V. 7.875%, 10/28/19 (144A)	2,121,000	2,269,470
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.125%, 04/15/19	1,300,000	1,373,125
9.875%, 08/15/19	705,000	754,350
Yankee Candle Co., Inc. 9.750%, 02/15/17	1,684,000	1,738,730

		6,135,675

Insurance—4.2%
Aquarius + Investments plc for Swiss Reinsurance Co., Ltd. 6.375%, 09/01/24 (b)	2,700,000	2,685,150
AXA S.A. 6.463%, 12/14/18 (144A) (a) (b)	2,075,000	2,030,906
8.600%, 12/15/30	1,320,000	1,597,200
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,568,693

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Foundation Re III, Ltd. 5.030%, 02/25/15 (b)	750,000	$766,950
5.780%, 02/03/14 (144A) (b)	825,000	822,607
Genworth Financial, Inc. 7.200%, 02/15/21	2,640,000	2,964,158
7.625%, 09/24/21 (a)	1,150,000	1,336,392
Hanover Insurance Group, Inc. (The) 7.500%, 03/01/20	325,000	373,531
7.625%, 10/15/25	1,166,000	1,445,709
ING US, Inc. 5.650%, 05/15/53 (144A) (b)	450,000	423,000
Ironshore Holdings US, Inc. 8.500%, 05/15/20 (144A)	1,635,000	1,825,358
Liberty Mutual Group, Inc. 7.300%, 06/15/14 (144A) (c)	394,000	413,831
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	2,726,825
Lincoln National Corp. 6.050%, 04/20/67 (b)	2,382,000	2,333,598
7.000%, 05/17/66 (b)	536,000	534,553
Montpelier Re Holdings, Ltd. 4.700%, 10/15/22 (a)	1,965,000	1,931,772
OneBeacon US Holdings, Inc. 4.600%, 11/09/22	1,500,000	1,492,233
Platinum Underwriters Finance, Inc. 7.500%, 06/01/17	2,214,000	2,473,808
Protective Life Corp. 7.375%, 10/15/19	1,925,000	2,332,338
Prudential Financial, Inc. 5.200%, 03/15/44 (b)	500,000	472,500
5.625%, 06/15/43 (b)	1,750,000	1,715,000
5.875%, 09/15/42 (a) (b)	1,200,000	1,203,000
6.200%, 01/15/15	215,000	231,652
8.875%, 06/15/38 (b)	915,000	1,098,000
QBE Capital Funding II L.P. 6.797%, 06/01/17 (144A) (b)	2,850,000	2,822,637
QBE Insurance Group, Ltd. 2.400%, 05/01/18 (144A)	850,000	833,292
Sirius International Group, Ltd. 7.506%, 06/30/17 (144A) (b)	3,465,000	3,574,868
Validus Holdings, Ltd. 8.875%, 01/26/40	1,720,000	2,171,798
Vitality Re IV, Ltd. 2.780%, 01/09/17 (144A) (b)	400,000	404,720
Wilton Re Finance LLC 5.875%, 03/30/33 (144A) (b)	1,050,000	1,019,240
XL Group plc 6.500%, 04/15/17 (a) (b)	2,845,000	2,773,875

		51,399,194

Internet—0.1%
Expedia, Inc. 5.950%, 08/15/20	675,000	716,352

Investment Company Security—0.4%
Gruposura Finance 5.700%, 05/18/21 (144A) (a)	915,000	942,450

Investment Company Security—(Continued)
IPIC GMTN, Ltd. 5.500%, 03/01/22 (144A)	1,680,000	$1,793,400
Prospect Capital Corp. 5.875%, 03/15/23	1,900,000	1,802,475

		4,538,325

Iron/Steel—0.9%
Allegheny Technologies, Inc. 9.375%, 06/01/19	1,135,000	1,400,554
ArcelorMittal 6.000%, 03/01/21	1,390,000	1,383,050
6.125%, 06/01/18	1,500,000	1,545,000
Commercial Metals Co. 7.350%, 08/15/18 (a)	1,315,000	1,410,337
Essar Steel Algoma, Inc. 9.375%, 03/15/15 (144A)	450,000	427,500
9.875%, 06/15/15 (144A) (a)	1,030,000	793,100
Ferrexpo Finance plc 7.875%, 04/07/16 (144A)	650,000	599,866
Metalloinvest Finance, Ltd. 5.625%, 04/17/20 (144A)	1,000,000	915,000
Metinvest B.V. 8.750%, 02/14/18 (144A)	1,200,000	1,116,000
10.250%, 05/20/15 (144A)	550,000	556,875
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A) (a)	1,275,000	1,141,125

		11,288,407

Lodging—0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	920,000	851,000
5.375%, 03/15/22	1,115,000	1,126,150

		1,977,150

Machinery-Construction & Mining—0.1%
Ormat Funding Corp. 8.250%, 12/30/20	854,683	769,215

Machinery-Diversified—0.2%
Cummins, Inc. 5.650%, 03/01/98	2,375,000	2,249,470
6.750%, 02/15/27	393,000	455,304

		2,704,774

Media—0.4%
Myriad International Holding B.V. 6.375%, 07/28/17 (144A)	1,530,000	1,675,350
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (144A) (EUR)	1,260,000	1,709,782
8.875%, 12/01/18 (144A)	400,000	416,000
Time Warner Cable, Inc. 8.250%, 04/01/19	313,000	376,850
8.750%, 02/14/19	198,000	243,040

		4,421,022

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.2%
Mueller Water Products, Inc. 7.375%, 06/01/17 (a)	1,096,000	$1,123,400
Valmont Industries, Inc. 6.625%, 04/20/20	940,000	1,071,820
WPE International Cooperatief UA 10.375%, 09/30/20 (144A)	900,000	702,000

		2,897,220

Mining—1.4%
Alcoa, Inc. 6.150%, 08/15/20 (a)	1,280,000	1,311,094
ALROSA Finance S.A. 7.750%, 11/03/20 (144A)	640,000	684,800
Anglo American Capital plc 9.375%, 04/08/14 (144A)	845,000	895,725
AngloGold Ashanti Holdings plc 5.125%, 08/01/22 (a)	680,000	601,286
5.375%, 04/15/20 (a)	1,615,000	1,509,859
Freeport-McMoRan Copper & Gold, Inc. 3.875%, 03/15/23 (144A)	1,875,000	1,697,047
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	4,860,000	4,106,700
IAMGOLD Corp. 6.750%, 10/01/20 (144A)	500,000	422,500
KGHM International, Ltd. 7.750%, 06/15/19 (144A)	2,100,000	2,131,500
Mirabela Nickel, Ltd. 8.750%, 04/15/18 (144A)	1,025,000	809,750
Southern Copper Corp. 5.375%, 04/16/20	395,000	418,586
Vedanta Resources plc 6.000%, 01/31/19 (144A)	1,150,000	1,092,500
8.250%, 06/07/21 (144A) (a)	700,000	705,250
9.500%, 07/18/18 (144A) (a)	725,000	792,063
Volcan Cia Minera SAA 5.375%, 02/02/22 (144A) (a)	625,000	615,625

		17,794,285

Miscellaneous Manufacturing—0.1%
Ingersoll-Rand Global Holding Co., Ltd. 9.500%, 04/15/14	910,000	971,212
Park-Ohio Industries, Inc. 8.125%, 04/01/21 (a)	500,000	542,500

		1,513,712

Multi-National—0.7%
Asian Development Bank 3.375%, 05/20/14 (NOK)	10,000,000	1,669,660
Inter-American Development Bank 4.500%, 02/04/16 (IDR)	21,400,000,000	1,994,955
International Bank for Reconstruction & Development 3.250%, 04/14/14 (NOK)	16,800,000	2,794,962
5.750%, 10/21/19 (AUD)	1,600,000	1,589,824

		8,049,401

Oil & Gas—3.1%
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18 (a)	1,130,000	$1,209,100
Dolphin Energy, Ltd. 5.500%, 12/15/21 (144A)	470,000	507,600
EP Energy LLC / EP Energy Finance, Inc. 9.375%, 05/01/20	1,750,000	1,977,500
Gazprom OAO Via Gaz Capital S.A. 4.950%, 07/19/22 (144A) (a)	200,000	191,500
8.146%, 04/11/18 (144A)	190,000	217,550
KazMunayGas National Co. JSC 4.400%, 04/30/23 (144A)	600,000	556,500
Linn Energy LLC / Linn Energy Finance Corp. 6.250%, 11/01/19 (144A)	1,375,000	1,309,687
8.625%, 04/15/20	825,000	866,250
National JSC Naftogaz of Ukraine 9.500%, 09/30/14	1,000,000	997,500
Newfield Exploration Co. 5.625%, 07/01/24	1,625,000	1,576,250
Novatek OAO via Novatek Finance, Ltd. 4.422%, 12/13/22 (144A) (a)	2,600,000	2,385,500
Oasis Petroleum, Inc. 6.875%, 01/15/23	2,050,000	2,111,500
Offshore Group Investment, Ltd. 7.500%, 11/01/19 (a)	1,000,000	1,042,500
Petrobras Global Finance B.V. 3.000%, 01/15/19	2,375,000	2,206,104
Plains Exploration & Production Co. 6.750%, 02/01/22	3,505,000	3,714,515
8.625%, 10/15/19	1,025,000	1,128,065
Precision Drilling Corp. 6.625%, 11/15/20	1,100,000	1,116,500
Samson Investment Co. 10.000%, 02/15/20 (144A)	865,000	911,494
SandRidge Energy, Inc. 7.500%, 03/15/21	625,000	596,875
8.125%, 10/15/22	325,000	321,750
Stone Energy Corp. 8.625%, 02/01/17 (a)	900,000	938,250
Swift Energy Co. 7.875%, 03/01/22	1,600,000	1,592,000
Tengizchevroil Finance Co. SARL 6.124%, 11/15/14 (144A)	574,050	587,569
Tesoro Corp. 5.375%, 10/01/22	1,630,000	1,650,375
TNK-BP Finance S.A. 6.625%, 03/20/17 (144A) (a)	375,000	406,875
7.500%, 07/18/16 (144A) (a)	1,090,000	1,208,538
Transocean, Inc. 6.375%, 12/15/21	3,100,000	3,484,288
Unit Corp. 6.625%, 05/15/21	875,000	892,500
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,612,820
W&T Offshore, Inc. 8.500%, 06/15/19 (a)	600,000	619,500

		37,936,955

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.5%
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A)	500,000	$495,000
Expro Finance Luxembourg SCA 8.500%, 12/15/16 (144A)	304,000	319,200
Exterran Holdings, Inc. 7.250%, 12/01/18	1,525,000	1,616,500
SESI LLC 7.125%, 12/15/21	1,460,000	1,576,800
Weatherford International, Ltd. 5.950%, 04/15/42	475,000	448,956
9.625%, 03/01/19	1,209,000	1,528,443

		5,984,899

Oil, Gas & Consumable Fuels—0.0%
PetroQuest Energy, Inc. 10.000%, 09/01/17 (144A) (c)	500,000	500,000

Packaging & Containers—0.5%
AEP Industries, Inc. 8.250%, 04/15/19	290,000	312,113
Ardagh Packaging Finance plc 7.000%, 11/15/20 (144A) (a)	1,200,000	1,156,500
9.250%, 10/15/20 (144A) (EUR)	400,000	545,391
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 9.125%, 10/15/20 (144A)	2,325,000	2,479,031
Graphic Packaging International, Inc. 7.875%, 10/01/18	685,000	739,800
Mondi Consumer Packaging International AG 9.750%, 07/15/17 (144A) (EUR) (c)	950,000	1,391,200

		6,624,035

Pharmaceuticals—0.2%
VPII Escrow Corp. 7.500%, 07/15/21	1,390,000	1,438,650
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC 7.750%, 09/15/18	1,075,000	1,161,000

		2,599,650

Pipelines—2.3%
Buckeye Partners L.P. 6.050%, 01/15/18 (a)	505,000	568,396
DCP Midstream LLC 5.850%, 05/21/43 (144A) (a) (b)	2,951,000	2,832,960
9.750%, 03/15/19 (144A)	1,267,000	1,633,963
Energy Transfer Partners L.P. 3.292%, 11/01/66 (144A) (b)	900,000	810,000
Enterprise Products Operating LLC 7.000%, 06/01/67 (b)	678,000	716,985
8.375%, 08/01/66 (b)	1,059,000	1,180,785
Gibson Energy, Inc. 6.750%, 07/15/21 (144A)	2,735,000	2,728,163

Pipelines—(Continued)
Kinder Morgan Energy Partners L.P. 4.150%, 03/01/22 (a)	2,300,000	$2,311,838
5.950%, 02/15/18 (a)	1,559,000	1,806,646
ONEOK, Inc. 6.875%, 09/30/28	1,850,000	2,100,070
Plains All American Pipeline LP / PAA Finance Corp. 6.125%, 01/15/17 (a)	1,467,000	1,666,376
Questar Pipeline Co. 5.830%, 02/01/18	1,441,000	1,665,404
Sabine Pass Liquefaction LLC 5.625%, 02/01/21 (144A)	2,150,000	2,085,500
Spectra Energy Capital LLC 6.200%, 04/15/18	1,109,000	1,292,172
6.750%, 07/15/18	600,000	706,140
Sunoco Logistics Partners Operations L.P. 6.100%, 02/15/42 (a)	1,700,000	1,776,282
Transportadora de Gas del Sur S.A. 7.875%, 05/14/17 (144A)	921,000	803,480
Williams Cos., Inc. (The) 7.750%, 06/15/31	1,549,000	1,809,153

		28,494,313

Real Estate—0.2%
WEA Finance LLC 7.125%, 04/15/18 (144A)	1,651,000	1,959,336

Real Estate Investment Trusts—1.9%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23	811,000	774,278
4.600%, 04/01/22	575,000	585,999
BioMed Realty L.P. 4.250%, 07/15/22	685,000	673,479
Corporate Office Properties L.P. 3.600%, 05/15/23 (144A)	1,100,000	1,015,276
CubeSmart L.P. 4.800%, 07/15/22	550,000	570,844
DDR Corp. 4.625%, 07/15/22	430,000	434,553
7.500%, 04/01/17	1,495,000	1,733,645
Digital Realty Trust L.P. 4.500%, 07/15/15	900,000	944,224
5.875%, 02/01/20	350,000	381,902
Goodman Funding Pty, Ltd. 6.000%, 03/22/22 (144A) (a)	800,000	880,953
6.375%, 04/15/21 (144A)	2,450,000	2,743,814
Healthcare Realty Trust, Inc. 5.750%, 01/15/21	630,000	682,837
6.500%, 01/17/17	1,130,000	1,263,340
Highwoods Realty L.P. 3.625%, 01/15/23	1,525,000	1,419,282
Hospitality Properties Trust 5.000%, 08/15/22	2,080,000	2,075,632
7.875%, 08/15/14	1,535,000	1,596,050
Mack-Cali Realty L.P. 3.150%, 05/15/23 (a)	1,000,000	892,737
4.500%, 04/18/22	910,000	914,498

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Piedmont Operating Partnership L.P. 3.400%, 06/01/23 (144A)	1,880,000	$1,711,998
Sabra Health Care L.P. / Sabra Capital Corp. 8.125%, 11/01/18	130,000	139,425
Senior Housing Properties Trust 6.750%, 04/15/20	2,235,000	2,458,842

		23,893,608

Retail—0.1%
CVS Pass-Through Trust 5.773%, 01/10/33 (144A)	884,958	968,100

Savings & Loans—0.1%
Astoria Financial Corp. 5.000%, 06/19/17	1,700,000	1,786,533

Semiconductors—0.0%
KLA-Tencor Corp. 6.900%, 05/01/18	154,000	179,273
LDK Solar Co., Ltd. 10.000%, 02/28/14 (CNH)	2,000,000	95,441

		274,714

Software—0.2%
Audatex North America, Inc. 6.000%, 06/15/21	1,950,000	1,945,125
First Data Corp. 8.250%, 01/15/21 (144A)	433,000	441,660

		2,386,785

Telecommunications—2.9%
CenturyLink, Inc. 6.450%, 06/15/21 (a)	700,000	729,750
7.600%, 09/15/39 (a)	700,000	665,000
Cincinnati Bell, Inc. 8.250%, 10/15/17 (a)	1,442,000	1,503,285
8.375%, 10/15/20 (a)	1,408,000	1,446,720
CommScope, Inc. 8.250%, 01/15/19 (144A)	680,000	725,900
Crown Castle Towers LLC 4.883%, 08/15/40 (144A)	1,600,000	1,720,533
6.113%, 01/15/20 (144A)	785,000	900,768
Digicel, Ltd. 7.000%, 02/15/20 (144A)	400,000	404,000
8.250%, 09/01/17 (144A)	1,350,000	1,404,000
Frontier Communications Corp. 8.500%, 04/15/20 (a)	1,175,000	1,295,437
8.750%, 04/15/22	1,950,000	2,125,500
GCI, Inc. 8.625%, 11/15/19	370,000	379,250
GTP Acquisition Partners I LLC 7.628%, 06/15/41 (144A)	1,800,000	1,887,601
GTP Cellular Sites LLC 3.721%, 03/15/42 (144A)	598,023	610,476

Telecommunications—(Continued)
GTP Towers Issuer LLC 4.436%, 02/15/40 (144A)	1,980,000	$2,056,622
Intelsat Jackson Holdings S.A. 8.500%, 11/01/19	250,000	269,375
MetroPCS Wireless, Inc. 6.625%, 11/15/20 (a)	875,000	907,812
7.875%, 09/01/18	1,000,000	1,065,000
Oi S.A. 5.750%, 02/10/22 (144A) (a)	1,700,000	1,583,125
PAETEC Holding Corp. 9.875%, 12/01/18 (a)	500,000	552,500
Qtel International Finance, Ltd. 6.500%, 06/10/14 (144A) (a)	1,030,000	1,073,775
Richland Towers Funding LLC / Management Funding 7.870%, 03/15/41 (144A)	625,000	668,964
Telefonica Emisiones S.A.U. 6.221%, 07/03/17	2,000,000	2,181,010
Telenet Finance III Luxembourg S.C.A. 6.625%, 02/15/21 (144A) (EUR)	550,000	731,120
Unison Ground Lease Funding LLC 2.981%, 03/15/20 (144A)	1,100,000	1,050,978
VimpelCom Holdings B.V. 7.504%, 03/01/22 (144A)	2,500,000	2,587,500
9.000%, 02/13/18 (144A) (RUB)	72,000,000	2,158,680
WCP Wireless Site Funding LLC 6.829%, 11/15/40 (144A)	750,000	799,538
Windstream Corp. 6.375%, 08/01/23	265,000	247,775
7.750%, 10/15/20	1,000,000	1,035,000
8.125%, 09/01/18	400,000	426,000

		35,192,994

Textiles—0.0%
Mohawk Industries, Inc. 3.850%, 02/01/23	575,000	551,821

Transportation—0.5%
Far Eastern Shipping Co. 8.000%, 05/02/18 (144A) (a)	600,000	553,500
Golar LNG Partners L.P. 7.040%, 10/12/17 (NOK) (b)	6,000,000	1,000,107
Inversiones Alsacia S.A. 8.000%, 08/18/18 (144A)	1,692,483	1,430,148
Viterra, Inc. 5.950%, 08/01/20 (144A) (c)	2,760,000	2,918,222

		5,901,977

Trucking & Leasing—0.2%
GATX Corp. 6.000%, 02/15/18	1,896,000	2,123,588

Total Corporate Bonds & Notes (Cost $544,556,143)		556,214,415

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (b)—10.7%

Security Description	Principal Amount*	Value

Advertising—0.2%
Affinion Group, Inc. Term Loan 6.500%, 10/10/16	1,359,999	$1,296,079
inVentiv Health, Inc. Term Loan 7.500%, 08/04/16	920,179	906,376

		2,202,455

Aerospace/Defense—0.3%
DAE Aviation Holdings, Inc. Term Loan 6.250%, 10/29/18	1,446,748	1,453,981
6.250%, 11/02/18	655,861	659,140
Digital Global, Inc. Term Loan 3.750%, 01/31/20	949,620	948,433
DynCorp International LLC Term Loan 6.250%, 07/07/16	269,435	271,681
Hunter Defense Technologies, Inc. First Lien Term Loan 3.450%, 08/22/14	535,224	516,491

		3,849,726

Airlines—0.2%
Allegiant Travel Co. Term Loan 5.750%, 03/10/17	977,500	984,831
Delta Air Lines, Inc. Tarm Loan 4.000%, 10/18/18	997,500	999,460

		1,984,291

Auto Manufacturers—0.3%
Chrysler Group LLC Term Loan 4.250%, 05/24/17	3,052,700	3,068,925
HHI Holdings LLC Term Loan 5.000%, 10/05/18	538,352	541,940

		3,610,865

Auto Parts & Equipment—0.6%
Federal-Mogul Corp. Term Loan 2.128%, 12/29/14	562,039	538,554
2.128%, 12/28/15	286,755	274,773
Goodyear Tire & Rubber Co. (The) Second Lien Term Loan 4.750%, 04/30/19	750,000	753,551
Metaldyne Co. LLC Term Loan 5.000%, 12/18/18	169,150	170,049

Auto Parts & Equipment—(Continued)
Remy International, Inc. Term Loan 4.250%, 03/05/20	618,678	$619,451
TI Automotive Systems LLC Term Loan 5.500%, 03/27/19	1,247,424	1,262,243
Tomkins LLC Term Loan 3.750%, 09/29/16	293,822	295,475
Tower International, Inc. Term Loan 5.750%, 04/16/20	2,535,000	2,561,947
UCI International, Inc. Term Loan 5.500%, 07/26/17	975,000	978,861

		7,454,904

Building Products—0.0%
Custom Building Products, Inc. Term Loan 6.000%, 12/12/19	522,638	524,597

Capital Markets—0.4%
Compass Investors, Inc. Term Loan 5.250%, 12/27/19	4,586,950	4,614,196
Ozburn-Hessey Holding Co. LLC Term Loan 6.750%, 05/20/19	590,000	587,605

		5,201,801

Chemicals—0.4%
Chemtura Corp. Term Loan 5.380%, 08/27/16	850,534	856,385
Huntsman International LLC Extended Term Loan 2.731%, 04/19/17	153,156	153,283
Ineos U.S. Finance LLC Term Loan 4.000%, 05/04/18	457,021	448,525
U.S. Coatings Acquisition, Inc. Term Loan 4.750%, 02/03/20	2,334,150	2,337,955
Univar, Inc. Term Loan 5.000%, 06/30/17	1,179,760	1,154,036

		4,950,184

Coal—0.0%
Walter Energy, Inc. Term Loan 5.750%, 04/02/18	611,362	598,242

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.1%
Interactive Data Corp. Term Loan 3.750%, 02/11/18	1,163,698	$1,159,817
Scitor Corp. Term Loan 5.000%, 02/15/17	463,977	454,698

		1,614,515

Commercial Services & Supplies—0.1%
WCA Waste Corp. Term Loan 4.000%, 03/23/18	656,688	657,098

Computers—0.3%
Expert Global Solutions, Inc. Term Loan 8.500%, 04/03/18	2,334,317	2,375,751
TASC, Inc. Term Loan 4.500%, 12/18/15	723,915	723,764

		3,099,515

Construction Materials—0.3%
Fairmount Minerals, Ltd. Term Loan 5.250%, 03/15/17	1,018,750	1,021,042
Preferred Sands Holdings Co. Term Loan 9.000%, 12/15/16	2,876,200	2,735,985
U.S. Silica Co. Incremental Term Loan 4.750%, 06/01/17	367,500	367,271

		4,124,298

Containers & Packaging—0.0%
BWAY Corp. Term Loan 4.500%, 08/07/17	223,875	225,414
Reynolds Group Holdings, Inc. Term Loan 4.750%, 09/28/18	248,125	249,185

		474,599

Diversified Financial Services—0.2%
Ocwen Financial Corp. Term Loan 5.000%, 02/15/18	2,783,025	2,805,066

Electric—0.4%
AES Corp. Term Loan 3.750%, 06/01/18	1,104,519	1,108,733
Calpine Corp. Term Loan 4.000%, 04/02/18	1,202,325	1,202,650

Electric—(Continued)
NRG Energy, Inc. Term Loan 2.750%, 07/02/18	906,540	$899,270
NSG Holdings LLC Term Loan 4.750%, 12/11/19	699,350	705,469
Race Point Power Term Loan 7.750%, 01/11/18	246,640	248,490
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance, Inc. Extended Term Loan 4.720%, 10/10/17	1,710,495	1,198,099

		5,362,711

Electrical Components & Equipment—0.1%
Pelican Products, Inc. First Lien Delayed Draw Term Loan 7.000%, 07/11/18	598,950	601,196

Electronics—0.1%
Aeroflex, Inc. Term Loan 4.500%, 11/09/19	882,435	883,172
Dealer Computer Services, Inc. Term Loan 2.195%, 04/21/16	65,438	65,601
Flextronics International, Ltd. Term Loan 2.445%, 10/01/14	305,250	305,760

		1,254,533

Entertainment—0.1%
Pinnacle Entertainment, Inc. Incremental Term Loan 4.000%, 03/19/19	790,000	791,777
Six Flags Theme Parks, Inc. Term Loan 4.001%, 12/20/18	707,256	712,119

		1,503,896

Environmental Control—0.1%
Synagro Technologies, Inc. Term Loan 2.193%, 04/02/14	212,489	209,478
Waste Industries USA., Inc. Term Loan 4.000%, 03/17/17	700,987	702,445

		911,923

Food—0.2%
Advance Pierre Foods, Inc. Term Loan 5.750%, 07/10/17	224,438	225,700

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Del Monte Foods Co. Term Loan 4.000%, 03/08/18	692,698	$691,545
Pinnacle Foods Finance LLC Term Loan 3.250%, 04/29/20	987,525	983,081

		1,900,326

Health Care Providers & Services—0.2%
Surgical Care Affiliates LLC Term Loan 0.000%, 06/29/18 (f)	2,455,000	2,448,862

Healthcare - Products—0.2%
Fresenius U.S. Finance I, Inc. Term Loan 0.000%, 09/10/14 (f)	—	0
Immucor, Inc. Term Loan 5.000%, 08/17/18	1,547,595	1,556,106
MedAssets, Inc. Term Loan 4.000%, 12/13/19	353,075	353,370

		1,909,476

Healthcare - Services—1.0%
Accentcare, Inc. Term Loan 6.500%, 12/22/16	491,021	274,358
Alliance Healthcare Services, Inc. Term Loan 0.000%, 06/03/19 (f)	750,000	751,740
Ardent Medical Services, Inc. Term Loan 6.750%, 07/02/18	427,850	432,131
Gentiva Health Services, Inc Term Loan 6.500%, 08/17/16	2,296,164	2,303,339
HCA, Inc. Extended Term Loan 2.945%, 05/01/18	104,810	104,466
Term Loan 3.026%, 03/31/17	251,355	250,492
Iasis Healthcare LLC Term Loan 4.500%, 05/03/18	708,751	708,574
Kindred Healthcare, Inc. Term Loan 4.250%, 06/01/18	1,587,671	1,575,104
MMM Holdings, Inc. Term Loan 9.750%, 10/09/17	496,737	501,704
MSO of Puerto Rico, Inc. Term Loan 9.750%, 10/26/17	361,263	364,876

Healthcare - Services—(Continued)
ON Assignment, Inc. Term Loan 3.500%, 04/30/20	894,510	$896,000
Select Medical Corp. Term Loan 4.002%, 06/01/18	832,077	832,422
Truven Health Analytics, Inc. Term Loan 4.500%, 06/01/19	1,287,024	1,286,226
Universal Health Services, Inc. Term Loan 2.443%, 11/15/16	505,813	507,457
Virtual Radiologic Corp. Term Loan 7.750%, 12/22/16	1,319,625	877,551

		11,666,440

Home Builders—0.0%
Hillman Companies, Inc. Term Loan 4.250%, 05/29/17	266,894	267,228

Home Furnishings—0.1%
Tempur-Pedic International, Inc. Term Loan 3.500%, 03/18/20	1,690,599	1,680,033

Household Products—0.1%
Revlon Consumer Products Corp. Term Loan 4.000%, 11/20/17	664,796	669,366
Yankee Candle Co., Inc. Term Loan 5.250%, 04/02/19	834,892	837,088

		1,506,454

Independent Power Producers & Energy Traders—0.1%
Calpine Construction Finance Co.L.P. Term Loan 3.000%, 05/04/20	1,175,000	1,161,294

Industrial Conglomerates—0.1%
Mirror BidCo Corp. Term Loan 5.250%, 12/27/19	1,223,850	1,226,402

Insurance—0.5%
Alliant Holdings I, Inc. Term Loan 5.000%, 12/20/19	497,500	498,433
CNO Financial Group, Inc. Term Loan 3.750%, 09/20/18	834,479	831,875
Confie Seguros Holding II Co. Term Loan 6.500%, 10/20/18	3,396,982	3,396,982

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
HUB International, Ltd. Extended Term Loan 3.695%, 06/13/17	1,030,235	$1,033,671

		5,760,961

Internet Software & Services—0.0%
Autotrader.com, Inc. Term Loan 4.000%, 12/15/16	366,563	369,537

Machinery - Construction & Mining—0.0%
Terex Corp. Term Loan 4.500%, 04/28/17	317,038	320,471

Media—0.3%
Cengage Learning Acquisitions, Inc. Term Loan 2.700%, 07/03/14	730,620	547,359
Charter Communications Operating LLC Term Loan 3.000%, 01/04/21	1,125,000	1,117,502
HMH Holding, Inc. Term Loan 5.500%, 06/01/18	409,813	412,204
Kasima LLC Term Loan 3.250%, 05/14/21	478,125	477,527
WideOpenWest Finance LLC Term Loan 4.750%, 03/26/19	563,321	565,903

		3,120,495

Mining—0.2%
Novelis, Inc. Term Loan 3.750%, 03/10/17	804,384	807,654
SunCoke Energy, Inc. Term Loan 4.000%, 07/26/18	113,752	114,037
Waupaca Foundry, Inc. Term Loan 4.792%, 06/29/17	1,818,215	1,817,460

		2,739,151

Oil & Gas—0.3%
Frac Tech International LLC Term Loan 8.500%, 05/06/16	636,359	615,146
Glenn Pool Oil & Gas Trust Term Loan 4.500%, 05/02/16	1,445,839	1,453,069
Samson Investments Co. Second Lien Term Loan 6.000%, 09/25/18	2,200,000	2,200,000

		4,268,215

Packaging & Containers—0.2%
Exopack LLC Term Loan 5.000%, 05/31/17	1,994,911	$1,988,687
Ranpak Corp. First Lien Term Loan 4.500%, 04/23/19	535,000	536,337

		2,525,024

Paper & Forest Products—0.2%
Appvion, Inc. Term Loan 0.000%, 06/04/19 (f)	1,900,000	1,895,250

Pharmaceuticals—0.7%
Aptalis Pharma, Inc. Term Loan 5.500%, 02/10/17	1,633,125	1,637,208
Endo Pharmaceuticals Holdings, Inc. Term Loan 4.000%, 06/18/18	103,800	103,911
Grifols, Inc. Term Loan 4.250%, 06/01/17	2,531,903	2,546,943
Par Pharmaceutical Cos., Inc. Term Loan 4.250%, 09/30/19	1,503,656	1,496,326
RPI Finance Trust Incremental Term Loan 4.000%, 11/09/18	1,390,701	1,395,054
Valeant Pharmaceuticals International, Inc. Term Loan 0.000%, 06/24/20 (f)	1,375,000	1,354,375
3.500%, 12/11/19	398,000	395,638

		8,929,455

Retail—0.3%
DineEquity, Inc. Term Loan 3.750%, 10/19/17	295,557	296,717
Dunkin’ Brands Group, Inc. Term Loan 3.750%, 02/14/20	1,872,967	1,871,047
Pilot Travel Centers LLC Term Loan 3.750%, 03/30/18	674,858	666,213
Wendy’s International, Inc. Term Loan 3.250%, 05/15/19	798,456	797,746

		3,631,723

Road & Rail—0.1%
Swift Transportation Co., Inc. Term Loan 2.942%, 12/21/16	895,787	898,402

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.1%
Microsemi Corp. Term Loan 3.750%, 02/19/20	761,813	$764,034

Software—0.3%
Cinedigm Digital Funding I LLC Term Loan 3.750%, 04/29/16	342,345	343,201
First Data Corp. Extended Term Loan 4.193%, 03/23/18	372,933	364,490
Term Loan 4.193%, 03/24/17	28,291	27,699
IMS Health, Inc. Term Loan 3.750%, 09/01/17	639,894	640,559
Nuance Communications, Inc. Term Loan 3.200%, 03/31/16	726,042	729,154
Rovi Solutions Corp. Term Loan 3.500%, 03/29/19	1,047,375	1,046,066
Verint Systems, Inc. Term Loan 4.000%, 09/06/19	550,620	552,456
Vertafore, Inc. First Lien Term Loan 4.250%, 10/02/19	370,525	372,100

		4,075,725

Telecommunications—0.9%
CommScope, Inc. Term Loan 3.750%, 01/12/18	620,479	622,936
MCC Iowa LLC Term Loan 3.250%, 01/29/21	960,000	954,720
Riverbed Technology, Inc. Term Loan 4.000%, 12/18/19	2,154,718	2,168,185
Telesat Canada / Telesat LLC Term Loan 3.500%, 03/28/19	2,574,049	2,582,092
Virgin Media Investment Holdings, Ltd. Term Loan 3.500%, 06/05/20	4,285,000	4,246,328

		10,574,261

Trading Companies & Distributors—0.3%
WESCO Distribution, Inc. Term Loan 4.500%, 12/12/19	3,139,225	3,152,316

Transportation—0.1%
CEVA Group plc Term Loan 5.276%, 08/31/16	1,126,646	$1,085,805
Swift Transportation Co., Inc. Term Loan 4.000%, 12/21/17	328,487	329,993

		1,415,798

Total Floating Rate Loans (Cost $130,642,439)		130,993,748

Mortgage-Backed Securities—10.1%

Collateralized Mortgage Obligations—6.4%
Adjustable Rate Mortgage Trust 2.569%, 03/25/35 (b)	546,026	491,505
Alternative Loan Trust 2004-8CB 0.463%, 06/25/34 (b)	360,317	321,600
American Home Mortgage Investment Trust 2.414%, 06/25/45 (b)	799,316	797,764
Banc of America Alternative Loan Trust 5.000%, 07/25/19	894,503	912,322
5.250%, 05/25/34	661,479	672,109
5.500%, 01/25/20	681,617	692,612
5.500%, 09/25/33	735,588	748,663
5.750%, 04/25/33	824,834	894,748
6.000%, 03/25/34	1,067,355	1,100,693
6.000%, 04/25/34	307,051	302,828
6.000%, 11/25/34	184,186	179,835
Banc of America Funding Corp. 0.324%, 08/26/36 (144A) (b)	639,399	629,874
5.500%, 01/25/36	938,630	920,190
5.750%, 10/25/35	49,708	49,337
Banc of America Mortgage Securities, Inc. 2.697%, 06/25/34 (b)	225,903	223,702
3.076%, 09/25/33 (b)	548,103	544,601
3.156%, 10/25/33 (b)	1,272,991	1,261,201
4.750%, 10/25/20	36,713	36,813
5.070%, 09/25/35 (b)	341,345	335,668
5.750%, 01/25/35	1,027,856	1,053,314
Bayview Opportunity Master Fund Trust IIB L.P. 2.981%, 01/28/33 (144A) (b)	995,015	1,002,975
BCAP LLC Trust 2.648%, 12/27/34 (144A) (b)	273,834	277,792
2.890%, 06/27/36 (144A) (b)	120,797	120,956
Bear Stearns Adjustable Rate Mortgage Trust 4.968%, 02/25/35 (b)	300,610	300,479
Bear Stearns ALT-A Trust 0.693%, 03/25/35 (b)	136,196	131,406
4.774%, 10/25/33 (b)	303,873	298,118
Charlie Mac LLC 5.000%, 10/25/34	263,112	269,679
Chase Mortgage Finance Corp. 5.000%, 10/25/33	82,884	85,667

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
CHL Mortgage Pass-Through Trust 5.500%, 08/25/35	784,582	$782,581
Citicorp Mortgage Securities, Inc. 5.000%, 02/25/36	96,910	99,708
5.500%, 02/25/22	63,254	64,441
Citigroup Mortgage Loan Trust, Inc. 2.633%, 09/25/35 (b)	467,231	457,762
Countrywide Alternative Loan Trust 0.593%, 03/25/34 (b)	148,469	145,433
4.250%, 09/25/33	417,747	421,770
5.000%, 07/25/19	1,000,000	1,039,829
5.125%, 03/25/34	545,898	550,497
5.250%, 09/25/33	813,122	841,894
5.500%, 08/25/34	932,079	920,081
5.500%, 01/25/35	625,254	635,597
5.500%, 03/25/35	668,309	587,367
5.750%, 12/25/33	914,207	941,805
5.750%, 03/25/34	592,221	582,470
Countrywide Home Loan Mortgage Pass-Through Trust 3.148%, 09/25/33 (b)	8,776	8,194
5.500%, 03/25/34	310,524	318,714
Credit Suisse First Boston Mortgage Securities Corp. 2.709%, 11/25/33 (b)	495,755	485,576
5.000%, 08/25/20	230,696	234,752
Credit Suisse Mortgage Capital Certificates 1.195%, 11/26/37 (144A) (b)	511,190	493,280
4.021%, 06/25/50 (144A) (b)	1,750,000	1,714,183
5.000%, 04/25/37	195,428	189,457
Del Coronado Trust 2.143%, 03/15/26 (144A) (b)	484,000	478,276
First Horizon Mortgage Pass-Through Trust 5.711%, 10/25/34 (b)	445,539	439,874
6.000%, 05/25/36	70,459	69,810
GMAC Mortgage Corp. Loan Trust 5.095%, 05/25/35 (b)	595,373	579,358
GSR Mortgage Loan Trust 2.828%, 04/25/35 (b)	1,681,788	1,639,808
5.250%, 07/25/35 (b)	998,475	979,955
5.732%, 02/25/34 (b)	184,296	179,734
Impac CMB Trust 0.713%, 04/25/35 (b)	964,245	852,385
0.833%, 09/25/34 (b)	359,389	325,403
0.913%, 10/25/34 (b)	389,726	377,758
0.933%, 11/25/34 (b)	2,030,032	1,929,502
0.953%, 01/25/35 (b)	625,857	567,635
0.993%, 10/25/34 (b)	607,329	513,583
Impac Secured Assets Trust 0.393%, 12/25/36 (b)	1,030,481	884,235
0.543%, 05/25/36 (b)	350,008	342,059
0.543%, 08/25/36 (b)	441,843	415,876
Jefferies Resecuritization Trust 2.726%, 05/26/37 (144A) (b)	271,469	273,436
JPMorgan Mortgage Trust 2.351%, 07/25/35 (b)	337,082	331,952

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust 3.500%, 05/25/43 (144A) (b)	720,870	$704,249
3.737%, 05/25/43 (144A) (b)	672,002	647,314
6.000%, 09/25/34	835,681	857,947
MASTR Alternative Loans Trust 5.500%, 10/25/19	643,940	661,627
5.500%, 02/25/35	978,532	976,938
5.991%, 01/25/35 (b)	361,882	374,448
6.000%, 07/25/34	1,467,367	1,506,983
MASTR Seasoned Securities Trust 6.592%, 09/25/32 (b)	518,868	543,633
Merrill Lynch Mortgage Investors Trust 2.540%, 02/25/35 (b)	1,506,253	1,505,519
MLCC Mortgage Investors Trust 0.653%, 03/25/30 (b)	715,799	669,736
MLCC Mortgage Investors, Inc. 2.440%, 10/25/35 (b)	255,201	253,298
Morgan Stanley Re-REMIC Trust 5.000%, 11/26/36 (144A)	2,100,000	2,142,171
MortgageIT Trust 0.973%, 11/25/34 (b)	1,422,962	1,352,853
PHH Mortgage Capital LLC 6.600%, 12/25/27 (144A)	516,351	518,091
RESI Finance L.P. 1.593%, 09/10/35 (144A) (b)	900,517	792,640
Residential Accredit Loans, Inc. Trust 0.793%, 04/25/34 (b)	303,967	291,737
4.750%, 04/25/34	463,299	479,986
5.000%, 03/25/19	118,915	123,771
5.500%, 09/25/32	207,123	211,797
5.500%, 12/25/34	735,026	755,431
5.750%, 04/25/34	450,000	449,974
Residential Asset Securitization Trust 0.643%, 10/25/34 (b)	554,531	489,938
5.500%, 02/25/35	328,216	333,975
5.500%, 07/25/35	699,577	682,061
RFMSI Series 2005-S5 Trust 5.250%, 07/25/35	906,961	913,172
Sequoia Mortgage Trust 0.392%, 05/20/35 (b)	880,267	781,118
0.412%, 03/20/35 (b)	387,886	355,401
0.812%, 09/20/33 (b)	329,309	322,326
3.000%, 06/25/43 (b)	608,716	574,697
Sequoia Mortgage Trust (CMO) 3.000%, 06/25/43 (b)	665,000	627,126
Spirit Master Funding LLC 5.740%, 03/20/25 (144A)	181,936	178,176
Springleaf Mortgage Loan Trust 5.300%, 12/25/59 (144A) (b)	175,000	181,908
Structured Adjustable Rate Mortgage Loan Trust 2.499%, 03/25/34 (b)	1,091,873	1,071,310
2.561%, 07/25/34 (b)	551,486	541,028
2.637%, 02/25/34 (b)	339,650	331,661
2.975%, 03/25/34 (b)	212,880	204,929

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments Trust 0.932%, 12/19/33 (b)	1,026,276	$944,934
Structured Asset Securities Corp. 0.843%, 10/25/37 (144A) (b)	997,771	987,793
2.615%, 06/25/33 (b)	672,437	663,429
2.696%, 10/25/33 (b)	959,913	956,870
6.000%, 08/25/35	382,592	362,964
Thornburg Mortgage Securities Trust 1.798%, 03/25/44 (b)	937,300	922,159
2.725%, 06/25/43 (b)	769,072	755,599
4.095%, 03/25/44 (b)	807,972	804,401
Vericrest Opportunity Loan Transferee 2.487%, 02/26/52 (144A)	977,582	979,420
3.222%, 05/27/53 (144A)	294,608	294,869
WaMu Mortgage Pass-Through Certificates 0.578%, 10/25/44 (b)	123,046	111,544
2.428%, 08/25/34 (b)	116,431	113,821
2.436%, 01/25/35 (b)	3,409,391	3,415,917
2.450%, 08/25/35 (b)	854,383	820,248
Wells Fargo Mortgage Backed Securities Trust 2.628%, 03/25/36 (b)	1,290,997	1,269,021
2.636%, 06/25/35 (b)	722,060	703,951
2.646%, 10/25/34 (b)	402,519	404,833
4.997%, 04/25/35 (b)	99,751	100,350
5.250%, 10/25/35	521,180	534,531
5.500%, 10/25/35	317,391	318,341
5.750%, 03/25/36	1,946,013	1,897,456

		78,123,901

Commercial Mortgage-Backed Securities—3.7%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	1,300,000	1,288,438
Bayview Commercial Asset Trust 3.890%, 09/25/37 (144A) (g)	9,775,739	900,346
4.695%, 07/25/37 (144A) (g)	6,781,997	339,100
Bear Stearns Commercial Mortgage Securities Trust 7.638%, 10/15/36 (144A) (b)	650,591	673,091
Commercial Mortgage Pass-Through Certificates 0.323%, 12/15/20 (144A) (b)	366,664	358,419
0.373%, 06/15/22 (144A) (b)	862,190	855,026
2.436%, 10/15/45	690,000	656,538
2.822%, 11/15/45	450,000	417,885
2.941%, 01/10/46	1,350,000	1,256,900
3.147%, 08/15/45	550,000	525,894
3.553%, 07/17/28 (144A) (b)	178,994	180,617
4.934%, 12/10/44 (b)	300,000	310,593
6.850%, 08/15/33 (144A) (b)	54,745	53,524
DBUBS Mortgage Trust 5.577%, 08/10/44 (144A) (b)	1,400,000	1,504,779
5.728%, 11/10/46 (144A) (b)	600,000	637,853
FREMF Mortgage Trust 3.310%, 03/25/45 (144A) (b)	700,000	652,056
3.612%, 11/25/46 (144A) (b)	800,000	797,215

Commercial Mortgage-Backed Securities—(Continued)
FREMF Mortgage Trust 3.949%, 06/25/47 (144A) (b)	420,000	$379,101
4.019%, 01/25/47 (144A) (b)	1,200,000	1,100,641
4.176%, 05/25/45 (144A) (b)	988,000	819,088
4.436%, 07/25/48 (144A) (b)	1,825,000	1,800,705
4.495%, 01/25/46 (144A) (b)	765,000	749,132
4.756%, 11/25/49 (144A) (b)	1,050,000	1,041,522
5.051%, 07/25/44 (144A) (b)	900,000	935,573
5.330%, 09/25/45 (144A) (b)	900,000	931,817
5.333%, 02/25/47 (144A) (b)	400,000	410,992
5.405%, 09/25/43 (144A) (b)	400,000	416,228
5.619%, 04/25/20 (144A) (b)	600,000	632,999
GE Business Loan Trust 0.363%, 04/16/35 (144A) (b)	569,084	527,825
GMAC Commercial Mortgage Securities, Inc. 5.307%, 04/10/40 (b)	450,000	455,218
5.310%, 05/10/36 (144A) (b)	792,000	793,443
5.653%, 05/10/40 (144A) (b)	425,000	421,093
GS Mortgage Securities Corp. II 2.202%, 03/06/20 (144A) (b)	500,000	501,704
3.377%, 05/10/45	1,000,000	985,614
3.682%, 02/10/46 (144A)	750,000	686,908
4.209%, 02/10/21 (144A)	850,000	858,755
4.782%, 07/10/39	244,887	243,744
5.560%, 11/10/39	800,000	885,998
Irvine Core Office Trust 3.305%, 05/15/48 (144A) (b)	1,250,000	1,176,785
JP Morgan Chase Commercial Mortgage Securities Trust 1.993%, 04/15/28 (144A) (b)	1,100,000	1,077,529
JPMorgan Chase Commercial Mortgage Securities Trust 0.553%, 11/15/18 (144A) (b)	602,399	568,128
0.568%, 07/15/19 (144A) (b)	98,486	95,851
3.616%, 11/15/43 (144A)	1,000,000	1,055,513
3.977%, 10/15/45 (144A) (b)	700,000	670,067
4.650%, 07/15/28 (144A) (b)	850,000	850,698
5.710%, 11/15/43 (144A) (b)	300,000	318,152
LB-UBS Commercial Mortgage Trust 5.616%, 10/15/35 (144A) (b)	1,152,555	1,149,601
Lehman Brothers Floating Rate Commercial Mortgage Trust 0.893%, 06/15/22 (144A) (b)	354,970	354,970
1.093%, 06/15/22 (144A) (b)	800,000	797,744
Lehman Brothers Small Balance Commercial 0.443%, 02/25/30 (144A) (b)	1,205,043	1,036,337
0.443%, 09/25/30 (144A) (b)	486,172	422,581
Lehman Brothers Small Balance Commercial Mortgage Trust 0.393%, 09/25/36 (144A) (b)	404,164	320,207
1.043%, 10/25/37 (144A) (b)	51,273	51,054
1.143%, 10/25/37 (144A) (b)	300,161	297,989
5.410%, 12/25/36 (144A) (b)	7,802	7,824
LSTAR Commercial Mortgage Trust 5.519%, 06/25/43 (144A) (b)	942,000	997,174

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch Financial Assets, Inc. 4.711%, 03/12/49 (CAD) (b)	98,770	$98,922
Merrill Lynch Mortgage Trust 5.334%, 11/12/35 (b)	750,000	758,677
Morgan Stanley Capital I Trust 5.406%, 03/15/44	62,000	66,424
5.569%, 12/15/44	750,000	812,722
NorthStar 2012-1 Mortgage Trust 4.438%, 08/25/29 (144A) (b)	800,000	799,940
S2 Hospitality LLC 4.500%, 04/15/25 (144A) (e)	189,980	189,757
Timberstar Trust 5.668%, 10/15/36 (144A)	540,000	604,268
7.530%, 10/15/36 (144A)	1,549,000	1,575,982
Wells Fargo Commercial Mortgage Trust 5.771%, 11/15/43 (144A) (b)	950,000	1,007,675
WF-RBS Commercial Mortgage Trust 5.392%, 02/15/44 (144A) (b)	250,000	260,312
5.417%, 06/15/44 (144A) (b)	400,000	394,471
WFDB Commercial Mortgage Trust 5.914%, 07/05/24 (144A)	1,000,000	1,012,470

		45,816,198

Total Mortgage-Backed Securities (Cost $121,669,877)		123,940,099

Foreign Government—7.2%

Municipal—0.3%
Brazil Minas SPE via State of Minas Gerais 5.333%, 02/15/28 (144A) (a)	3,000,000	2,910,000
Province of Salta Argentina 9.500%, 03/16/22 (144A)	900,000	774,336

		3,684,336

Provincial—0.4%
Queensland Treasury Corp. 5.750%, 07/22/24 (AUD)	3,000,000	2,942,397
6.000%, 08/14/13 (AUD)	138,000	126,694
6.000%, 07/21/22 (AUD)	2,500,000	2,515,511

		5,584,602

Sovereign—6.5%
Brazilian Government International Bond 10.250%, 01/10/28 (BRL)	3,250,000	1,492,930
Canada Housing Trust No. 1 3.350%, 12/15/20 (144A) (CAD)	350,000	349,913
3.750%, 03/15/20 (144A) (CAD)	7,675,000	7,872,768
Croatia Government International Bond 5.500%, 04/04/23 (144A) (a)	1,300,000	1,261,000
Ghana Government International Bond 19.240%, 05/30/16 (GHS)	3,200,000	1,531,876
Indonesia Recapitalization Bond 14.275%, 12/15/13 (IDR)	4,350,000,000	453,516

Sovereign—(Continued)
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	4,898,000,000	$427,355
7.000%, 05/15/22 (IDR)	4,500,000,000	448,191
7.000%, 05/15/27 (IDR)	4,400,000,000	416,816
8.250%, 06/15/32 (IDR)	32,495,000,000	3,405,764
9.000%, 09/15/13 (IDR)	1,900,000,000	192,260
Ireland Government Bonds 4.500%, 04/18/20 (EUR)	1,825,000	2,480,071
5.000%, 10/18/20 (EUR)	1,820,000	2,538,386
Italy Buoni Poliennali Del Tesoro 4.750%, 08/01/23 (EUR)	1,950,000	2,613,145
Malaysia Government Bond 3.418%, 08/15/22 (MYR)	8,800,000	2,735,473
Mexican Bonos 6.500%, 06/09/22 (MXN)	88,230,000	7,157,100
7.500%, 06/03/27 (MXN)	59,000,000	5,099,719
Mexican Udibonos 2.000%, 06/09/22 (MXN)	1,825,876	138,749
3.500%, 12/14/17 (MXN)	18,964,909	1,578,655
Nigeria Government Bond 16.000%, 06/29/19 (NGN)	423,000,000	2,793,054
Nigeria Treasury Bill Zero Coupon, 02/06/14 (NGN) (h)	352,000,000	2,003,539
Norway Government Bond 2.000%, 05/24/23 (NOK)	10,000,000	1,569,024
Norwegian Government Bonds 4.250%, 05/19/17 (NOK)	19,440,000	3,505,079
4.500%, 05/22/19 (NOK)	14,950,000	2,793,673
5.000%, 05/15/15 (NOK)	9,150,000	1,604,396
Philippine Government Bonds 5.875%, 03/01/32 (PHP)	154,350,000	3,931,588
7.625%, 09/29/36 (PHP)	63,060,000	1,933,802
8.000%, 07/19/31 (PHP)	15,800,000	497,944
Romania Government Bonds 5.850%, 04/26/23 (RON)	14,070,000	4,167,695
5.900%, 07/26/17 (RON)	4,920,000	1,440,420
Russian Federal Bond - OFZ 7.500%, 03/15/18 (RUB)	84,000,000	2,636,531
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A) (i)	892,138	1,044,916
Sri Lanka Government International Bond 5.875%, 07/25/22 (144A)	650,000	614,250
Turkey Government Bond 10.500%, 01/15/20 (TRY)	4,855,000	2,799,170
Ukraine Government International Bonds 6.750%, 11/14/17 (144A)	300,000	274,500
7.500%, 04/17/23 (144A) (a)	300,000	263,250
7.800%, 11/28/22 (144A) (a)	700,000	624,750
9.250%, 07/24/17 (144A)	2,850,000	2,842,875

		79,534,143

Total Foreign Government (Cost $90,815,488)		88,803,081

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Municipals—6.0%

Security Description	Principal Amount*	Value
Baylor University 4.313%, 03/01/42	800,000	$755,496
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project 5.950%, 05/15/33 (b)	3,360,000	3,557,366
Butler AL, Industrial Development Board Solid Waste Disposal Revenue Georgia-Pacific Corp. Project 5.750%, 09/01/28	625,000	649,175
California Educational Facilities Authority Revenue 5.000%, 06/01/43	1,470,000	1,722,193
Charleston SC, Waterworks & Sewer Revenue Capital Improvement 5.000%, 01/01/35	350,000	377,405
5.000%, 01/01/41	1,975,000	2,105,745
Charlotte Special Facilities Revenue Refunding Charlotte / Douglas International Airport 5.600%, 07/01/27	1,000,000	945,020
Connecticut State Health & Educational, Facility Authority Revenue, Yale University 5.000%, 07/01/40	2,000,000	2,112,900
5.000%, 07/01/42	1,451,000	1,511,100
Gulf Coast Waste Disposal Authority 5.200%, 05/01/28	945,000	945,728
Hampton Roads Sanitation District VA, Wastewater Revenue 5.000%, 04/01/38	550,000	587,983
Harris County, TX Metropolitan Transit Authority, Sales & Use Tax 5.000%, 11/01/41	1,200,000	1,253,076
Houston TX, Higher Education Finance Corp. Revenue Rice University Project 4.500%, 11/15/37	1,700,000	1,739,151
5.000%, 05/15/40	1,000,000	1,071,880
Illinois Finance Authority 5.000%, 10/01/51	800,000	828,920
Indianapolis Airport Authority Federal Express Corp. Project 5.100%, 01/15/17	660,000	727,082
JobsOhio Beverage System 3.985%, 01/01/29	2,990,000	2,858,530
4.532%, 01/01/35	760,000	716,186
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects 6.750%, 11/01/32	1,550,000	1,664,219
Massachusetts State Development Finance Agency Revenue Board Institute, Inc. 5.250%, 04/01/37	1,350,000	1,427,247
5.375%, 04/01/41	400,000	424,792
Massachusetts State Development Finance Agency Revenue Harvard University 5.000%, 10/15/40	800,000	$866,888
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University 5.500%, 11/15/36	4,300,000	4,833,587
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology 5.500%, 07/01/32	950,000	1,178,855
6.000%, 07/01/36	675,000	785,970
Missouri State Health & Educational Facilities Authority Revenue Washington University 5.000%, 11/15/39	1,900,000	2,057,928
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital 6.500%, 01/01/41	600,000	673,194
New Jersey Economic Development Authority Lease Revenue Zero Coupon, 02/15/18 (AGM)	3,400,000	2,951,812
New Jersey Economic Development Authority Special Facilities Revenue, Continental Airlines, Inc. Project 7.000%, 11/15/30 (b)	117,000	116,732
New Jersey State Transportation Trust Fund Authority Transportation Systems 5.500%, 06/15/41	2,000,000	2,192,540
New York City Transitional Finance Authority Revenue Future Tax Secured 5.000%, 11/01/33	300,000	324,018
New York State Dormitory Authority Revenues Non State Supported Debt, Columbia University 5.000%, 07/01/38	2,500,000	2,735,175
5.000%, 10/01/41	2,040,000	2,214,196
New York State Dormitory Authority Revenues Non State Supported Debt, Cornell University 5.000%, 07/01/35	175,000	188,237
5.000%, 07/01/40	1,200,000	1,250,280
Port Authority of New York & New Jersey 4.458%, 10/01/62	460,000	410,633
Port of Corpus Christi Authority TX Celanese Project 6.700%, 11/01/30	1,500,000	1,508,535
San Francisco CA Public Utilities Commission Water Revenue 5.000%, 11/01/37	2,470,000	2,595,748
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects 6.250%, 11/01/33	800,000	868,952

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
South Carolina State Public Service Authority 5.000%, 12/01/43	3,100,000	$3,228,805
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp. 5.125%, 06/01/37	1,710,000	1,716,823
State of California 3.380%, 05/15/28	1,200,000	1,085,808
State of Florida 4.000%, 06/01/27	1,375,000	1,393,507
State of Virginia 5.000%, 06/01/43	900,000	981,477
State of Washington 3.000%, 07/01/28	450,000	384,791
Sweetwater County WY, Solid Waste Disposal Revenue FMC Corp. Project 5.600%, 12/01/35	1,670,000	1,772,621
Tarrant Regional Water District 5.000%, 03/01/52	1,300,000	1,351,792
Texas A&M University Permanent University Fund 5.000%, 07/01/30	530,000	593,526
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project. 5.900%, 05/01/38 (b)	1,505,000	1,580,099
Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/30	750,000	748,253
5.000%, 12/15/31	1,550,000	1,540,731
University of Texas System 5.000%, 08/15/43	395,000	426,790
Washington State General Obligation Unlimited, Motor Vehicle Fuel Taxable 5.000%, 08/01/39	1,050,000	1,112,906
Wisconsin State General Reserve 5.750%, 05/01/33	134,000	153,254
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project 4.900%, 03/01/28	300,000	291,426

Total Municipals (Cost $72,063,915)		74,097,083

U.S. Treasury & Government Agencies—5.5%

Agency Sponsored Mortgage-Backed—2.3%
Fannie Mae 15 Yr. Pool 4.000%, 07/01/18	244,459	258,244
5.000%, 02/01/20	113,193	121,680
5.000%, 10/01/20	554,271	594,573
5.000%, 12/01/21	49,257	52,814
5.000%, 02/01/22	21,100	22,622
5.000%, 06/01/22	48,479	51,984
5.000%, 09/01/22	360,550	384,199
5.000%, 07/01/23	349,850	375,189

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 20 Yr. Pool 5.500%, 03/01/25	159,228	$174,523
Fannie Mae 30 Yr. Pool 3.500%, 11/01/40	3,833,501	3,896,766
3.500%, 12/01/42	1,213,628	1,235,208
4.000%, 12/01/41	1,083,364	1,130,193
4.000%, 01/01/42	893,406	932,342
4.000%, 12/01/42	255,336	266,259
4.500%, 03/01/35	98,242	103,909
4.500%, 07/01/35	240,357	254,222
4.500%, 05/01/41	419,331	444,619
4.500%, 11/01/41	736,664	780,091
4.500%, 12/01/41	165,665	175,655
5.000%, 06/01/40	502,358	548,056
5.000%, 07/01/40	448,667	488,321
6.000%, 03/01/32	1,018	1,135
6.000%, 07/01/37	108,967	118,420
6.000%, 07/01/38	863,289	938,251
6.500%, 07/01/31	384	442
6.500%, 10/01/31	648	746
6.500%, 02/01/32	689	771
6.500%, 12/01/36	4,188	4,820
6.500%, 03/01/37	88,657	102,040
6.500%, 10/01/37	82,051	89,884
7.000%, 09/01/29	400	468
7.500%, 01/01/30	1,009	1,187
7.500%, 10/01/30	108	124
Fannie Mae Pool 4.000%, 01/01/42	208,027	217,019
4.000%, 04/01/42	1,576,638	1,646,886
Fannie Mae REMICS (CMO) 3.500%, 01/25/29 (g)	498,180	34,839
4.500%, 06/25/29	800,000	871,520
5.000%, 09/25/39	161,609	164,497
Freddie Mac 15 Yr. Gold Pool 4.500%, 11/01/18	124,229	133,242
5.000%, 12/01/21	182,041	194,987
5.500%, 10/01/16	1,746	1,853
6.000%, 06/01/17	20,485	21,753
Freddie Mac 30 Yr. Gold Pool 3.500%, 10/01/40	922,776	935,986
5.000%, 05/01/34	336,308	360,432
5.000%, 06/01/35	122,486	130,983
5.000%, 05/01/37	663,795	707,689
5.000%, 09/01/38	30,238	32,237
5.000%, 10/01/38	282,837	301,537
5.000%, 11/01/39	2,020,340	2,191,988
5.000%, 12/01/39	433,139	479,730
6.000%, 06/01/35	59,646	65,366
6.000%, 12/01/36	61,467	66,758
Freddie Mac REMICS (CMO) 5.000%, 06/15/34	768,885	792,300
Ginnie Mae I 15 Yr. Pool 5.000%, 10/15/18	151,660	163,555
5.500%, 08/15/19	49,954	53,286
5.500%, 10/15/19	242,979	258,642

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 15 Yr. Pool 6.000%, 05/15/17	2,192	$2,373
6.000%, 06/15/17	2,148	2,264
6.000%, 08/15/19	16,608	17,892
Ginnie Mae I 30 Yr. Pool 4.500%, 09/15/33	178,525	190,854
4.500%, 05/15/34	322,488	348,947
4.500%, 12/15/34	115,551	123,199
4.500% ,04/15/35	401,703	430,175
4.500%, 09/15/35	85,881	91,463
4.500%, 10/15/35	175,349	186,746
4.500%, 08/15/41	1,135,032	1,206,805
5.000%, 04/15/35	17,650	19,464
5.500%, 01/15/34	127,836	141,358
5.500%, 04/15/34	53,571	59,043
5.500%, 07/15/34	261,717	287,898
5.500%, 10/15/34	186,214	204,226
5.500%, 06/15/35	62,924	68,836
5.500%, 11/15/35	86,298	94,550
5.750%, 10/15/38	244,941	267,117
6.000%, 02/15/24	2,699	2,996
6.000%, 11/15/28	2,335	2,609
6.000%, 02/15/33	3,985	4,462
6.000%, 03/15/33	15,489	17,373
6.000%, 06/15/33	13,723	15,397
6.000%, 07/15/33	11,847	13,295
6.000%, 09/15/33	16,991	19,092
6.000%, 10/15/33	8,154	9,140
6.000%, 08/15/34	52,206	58,433
6.500%, 03/15/29	4,920	5,498
6.500%, 02/15/32	2,506	2,811
6.500%, 03/15/32	2,456	2,840
6.500%, 11/15/32	6,336	6,914
7.000%, 05/15/23	3,110	3,572
7.000%, 03/15/31	576	673
Ginnie Mae II 30 Yr. Pool 4.500%, 09/20/41	1,051,772	1,133,538
5.000%, 08/20/34	180,934	197,446
5.500%, 03/20/34	19,919	21,826
6.000%, 05/20/32	29,338	32,834
6.000%, 11/20/33	34,354	39,822

		28,710,623

Federal Agencies—0.7%
Government National Mortgage Association 0.854%, 03/16/51 (b) (g)	5,219,086	203,962
1.031%, 02/16/53 (b) (g)	9,345,341	797,597
1.051%, 03/16/53 (b) (g)	6,290,592	517,754
1.068%, 09/16/52 (b) (g)	9,522,162	848,958
1.096%, 08/16/52 (b) (g)	9,816,010	741,609
1.151%, 10/16/52 (b) (g)	5,026,713	271,649
1.221%, 04/16/51 (b) (g)	3,383,443	185,480
1.586%, 10/16/43 (b) (g)	7,601,478	469,893
4.973%, 04/16/42	300,000	329,222

Federal Agencies—(Continued)
Government National Mortgage Association (CMO) 3.000%, 04/20/41	1,458,113	$1,498,170
4.500%, 09/20/39	2,235,000	2,446,348

		8,310,642

U.S. Treasury—2.5%
U.S. Treasury Bonds 4.250%, 05/15/39	3,110,000	3,575,530
4.375%, 02/15/38	1,727,000	2,022,210
4.375%, 11/15/39	455,000	533,346
4.500%, 02/15/36	1,610,000	1,917,157
4.500%, 05/15/38 (a)	4,704,000	5,612,460
4.500%, 08/15/39	8,590,000	10,270,419
5.000%, 05/15/37	289,000	368,881
5.375%, 02/15/31 (a)	1,750,000	2,279,648
6.250%, 08/15/23	87,000	116,743
U.S. Treasury Notes 3.125%, 05/15/19	3,500,000	3,798,319

		30,494,713

Total U.S. Treasury & Government Agencies (Cost $63,730,567)		67,515,978

Convertible Bonds—4.9%

Biotechnology—0.2%
Cubist Pharmaceuticals, Inc. 2.500%, 11/01/17 (a)	800,000	1,401,500
PDL BioPharma, Inc. 3.750%, 05/01/15	1,050,000	1,295,437

		2,696,937

Coal—0.2%
Alpha Appalachia Holdings, Inc. 3.250%, 08/01/15 (a)	224,000	202,720
Alpha Natural Resources, Inc. 3.750%, 12/15/17	1,425,000	1,211,250
James River Coal Co. 10.000%, 06/01/18 (144A)	895,000	581,750

		1,995,720

Computers—0.4%
Mentor Graphics Corp. 4.000%, 04/01/31	2,213,000	2,691,561
SanDisk Corp. 1.500%, 08/15/17	1,365,000	1,819,716

		4,511,277

Electrical Components & Equipment—0.2%
General Cable Corp. 4.500%, 11/15/29 (j)	2,420,000	2,668,050

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.2%
Vishay Intertechnology, Inc. 2.250%, 05/15/41 (144A) (a)	2,545,000	$2,279,366

Forest Products & Paper—0.0%
Sino-Forest Corp. 4.250%, 12/15/16 (e)	1,246,000	62
5.000%, 08/01/13 (e)	500,000	2,500

		2,562

Healthcare - Products—0.7%
Hologic, Inc. 2.000%, 12/15/37 (j)	3,000,000	3,343,125
2.000%, 03/01/42 (a) (j)	1,400,000	1,385,125
NuVasive, Inc. 2.750%, 07/01/17 (a)	3,680,000	3,629,400

		8,357,650

Healthcare - Services—0.4%
WellPoint, Inc. 2.750%, 10/15/42 (144A)	4,100,000	5,104,500

Home Builders—0.1%
KB Home 1.375%, 02/01/19	1,275,000	1,322,812
Ryland Group, Inc. (The) 0.250%, 06/01/19	645,000	582,113

		1,904,925

Insurance—0.1%
Fidelity National Financial, Inc. 4.250%, 08/15/18	850,000	1,115,094

Internet—0.2%
priceline.com, Inc. 0.350%, 06/15/20 (144A)	2,000,000	1,881,250
WebMD Health Corp. 2.250%, 03/31/16	800,000	784,000
2.500%, 01/31/18 (a)	485,000	448,625

		3,113,875

Mining—0.2%
Vedanta Resources Jersey, Ltd. 5.500%, 07/13/16	2,200,000	2,215,400

Oil & Gas—0.4%
Chesapeake Energy Corp. 2.250%, 12/15/38	1,250,000	1,095,313
2.500%, 05/15/37 (a)	360,000	339,075
Cobalt International Energy, Inc. 2.625%, 12/01/19 (a)	2,890,000	3,065,206

		4,499,594

Pharmaceuticals—0.2%
Omnicare, Inc. 3.250%, 12/15/35	568,000	585,040

Pharmaceuticals—(Continued)
Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	1,205,000	$1,437,716

		2,022,756

Semiconductors—1.2%
Intel Corp. 2.950%, 12/15/35 (a)	4,130,000	4,493,956
3.250%, 08/01/39 (a)	904,000	1,152,035
Lam Research Corp. 1.250%, 05/15/18 (a)	2,199,000	2,439,516
Novellus Systems, Inc. 2.625%, 05/15/41	3,110,000	4,383,156
Xilinx, Inc. 3.125%, 03/15/37	1,850,000	2,553,000

		15,021,663

Software—0.1%
Nuance Communications, Inc. 2.750%, 11/01/31 (a)	1,745,000	1,797,350

Transportation—0.0%
Golar LNG, Ltd. 3.750%, 03/07/17	300,000	286,590

Trucking & Leasing—0.1%
Greenbrier Cos., Inc. 3.500%, 04/01/18	930,000	955,575

Total Convertible Bonds (Cost $53,596,208)		60,548,884

Asset-Backed Securities—4.2%

Asset-Backed - Automobile—0.5%
American Credit Acceptance Receivables Trust 4.050%, 02/15/18 (144A)	321,000	323,602
AmeriCredit Automobile Receivables Trust 4.040%, 07/10/17	300,000	313,064
4.200%, 11/08/16	400,000	415,435
Capital Auto Receivables Asset Trust 2.190%, 09/20/21	500,000	480,432
CarNow Auto Receivables Trust 2.980%, 11/15/17 (144A)	473,000	472,465
3.240%, 03/15/16 (144A)	200,000	201,376
Chesapeake Funding LLC 0.643%, 05/07/24 (144A) (b)	550,000	548,881
1.343%, 05/07/24 (144A) (b)	300,000	298,864
DT Auto Owner Trust 2.260%, 10/16/17 (144A) (c)	750,000	752,183
First Investors Auto Owner Trust 2.530%, 01/15/20 (144A)	275,000	264,297
Ford Auto Securitization Trust 2.431%, 11/15/14 (144A) (CAD)	91,667	87,262
Prestige Auto Receivables Trust 3.900%, 07/16/18 (144A)	577,000	591,916

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust 2.700%, 08/15/18	650,000	$654,091
3.780%, 11/15/17	400,000	415,229

		5,819,097

Asset-Backed - Home Equity—1.2%
Accredited Mortgage Loan Trust 0.343%, 09/25/36 (b)	1,196,206	1,148,430
ACE Securities Corp. 0.373%, 03/25/36 (b)	518,432	499,259
6.500%, 08/15/30 (144A) (b)	1,148,451	1,196,163
Aegis Asset Backed Securities Trust 0.463%, 12/25/35 (b)	1,008,627	931,396
Asset Backed Securities Corp. 0.853%, 04/25/35 (b)	57,805	57,731
Bayview Financial Acquisition Trust 0.695%, 06/28/44 (b)	418,342	393,595
Bear Stearns Asset Backed Securities Trust 0.323%, 10/25/36 (b)	234,601	230,442
0.603%, 12/25/35 (b)	350,000	329,310
1.243%, 10/25/34 (b)	835,000	769,777
CDC Mortgage Capital Trust 1.543%, 08/25/33 (b)	227,666	209,035
Citigroup Mortgage Loan Trust 0.943%, 05/25/35 (144A) (b)	429,900	403,816
Conseco Financial Corp. 6.240%, 12/01/28 (b)	47,437	48,919
Greenpoint Manufactured Housing 8.450%, 06/20/31 (b)	136,862	131,008
Home Equity Asset Trust 0.303%, 03/25/37 (b)	591,305	583,596
0.473%, 12/25/35 (b)	65,942	65,628
0.573%, 01/25/36 (b)	390,064	372,658
Irwin Home Equity Corp. 0.893%, 03/25/25 (b)	352,013	318,879
Lehman ABS Manufactured Housing Contract Trust 5.873%, 04/15/40	241,282	261,771
Madison Avenue Manufactured Housing Contract 2.443%, 03/25/32 (b)	1,442,064	1,441,352
3.443%, 03/25/32 (b)	250,000	246,266
Mid-State Capital Trust 5.250%, 12/15/45 (144A)	468,341	486,930
7.000%, 12/15/45 (144A)	553,493	576,368
Mid-State Trust 7.540%, 02/15/36	46,953	51,161
Morgan Stanley ABS Capital I 0.253%, 12/25/36 (b)	136,954	67,459
Nationstar Home Equity Loan Trust 0.343%, 03/25/37 (b)	377,709	350,950
Novastar Home Equity Loan 0.563%, 01/25/36 (b)	1,000,000	951,457
Option One Mortgage Loan Trust 0.313%, 02/25/38 (b)	8,894	8,881
0.453%, 11/25/35 (b)	532,412	522,108

Asset-Backed - Home Equity—(Continued)
Origen Manufactured Housing Contract Trust 5.460%, 11/15/35 (b)	350,000	$364,357
5.460%, 06/15/36 (b)	295,492	310,129
5.910%, 01/15/35 (b)	508,285	542,906
Residential Asset Mortgage Products Trust 0.663%, 07/25/35 (b)	412,545	404,439
Residential Asset Securities Trust 0.633%, 08/25/35 (b)	270,141	263,553
Soundview Home Loan Trust 0.383%, 02/25/36 (b)	315,439	307,436
Wells Fargo Home Equity Trust 0.603%, 11/25/35 (b)	311,000	306,741

		15,153,906

Asset-Backed - Other—2.5%
Bayview Opportunity Master Fund Trust IIB L.P. 3.721%, 04/28/18 (144A)	975,098	977,536
Beacon Container Finance LLC 3.720%, 09/20/27 (144A)	231,801	231,127
Bear Stearns Asset Backed Securities Trust 1.043%, 12/25/33 (b)	320,284	296,680
Carrington Mortgage Loan Trust 0.293%, 06/25/37 (b)	99,742	96,420
0.303%, 07/25/36 (b)	338,800	326,109
0.313%, 02/25/37 (b)	51,951	51,754
0.593%, 09/25/35 (b)	82,196	80,618
0.928%, 02/25/35 (b)	329,429	323,134
Citicorp Residential Mortgage Securities Trust 5.703%, 11/25/36	1,926,973	1,922,462
5.775%, 09/25/36	951,982	968,264
5.892%, 03/25/37	1,262,972	1,242,713
5.939%, 07/25/36	1,317,960	1,314,544
CKE Restaurant Holdings, Inc. 4.474%, 03/20/43 (144A)	2,291,375	2,289,776
Countrywide Asset-Backed Certificates 0.373%, 06/25/36 (b)	462,874	442,609
0.443%, 04/25/36 (b)	321,692	312,056
4.456%, 10/25/35 (b)	320,794	321,829
5.585%, 10/25/46 (b)	79,588	79,289
Credit-Based Asset Servicing and Securitization LLC 0.283%, 04/25/37 (b)	347,640	251,966
5.938%, 10/25/36 (144A)	375,000	361,528
Cronos Containers Program, Ltd. 3.810%, 09/18/27 (144A)	462,500	461,864
Dominos Pizza Master Issuer LLC 5.216%, 01/25/42 (144A)	3,650,250	3,896,835
Drug Royalty II L.P. 1 4.277%, 01/15/25 (144A) (b)	224,183	222,017
4.474%, 01/15/25 (144A)	313,856	311,467
Ellington Loan Acquisition Trust 0.993%, 05/27/37 (144A) (b)	166,697	165,221

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Ellington Loan Acquisition Trust 1.093%, 05/25/37 (144A) (b)	330,913	$326,043
1.193%, 05/26/37 (144A) (b)	79,181	79,158
First Franklin Mortgage Loan Trust 0.643%, 03/25/35 (b)	153,228	152,264
0.703%, 09/25/35 (b)	508,856	499,357
0.733%, 09/25/34 (b)	99,169	98,762
FRS I LLC 3.960%, 04/15/43 (144A)	500,000	479,757
Global SC Finance SRL 4.110%, 07/19/27 (144A)	635,833	639,176
GSAMP Trust 0.293%, 08/25/36 (b)	67,333	66,899
0.323%, 01/25/37 (b)	124,340	117,655
0.838%, 03/25/35 (b)	111,761	110,996
Hercules Capital Funding Trust 3.320%, 12/16/17 (144A)	383,769	385,208
Icon Brands Holdings LLC 4.229%, 01/25/43 (144A)	1,024,748	1,008,563
JPMorgan Mortgage Acquisition Corp. 0.343%, 05/25/36 (b)	185,784	179,812
0.433%, 12/25/35 (b)	64,820	64,617
Leaf II Receivables Funding LLC 2.670%, 09/15/20 (144A)	538,712	542,133
5.500%, 09/15/20 (144A)	367,451	327,955
Nationstar Mortgage Advance Receivable Trust 1.679%, 06/20/46 (144A)	805,000	804,138
Oxford Finance Funding Trust 3.900%, 03/15/17 (144A)	283,734	286,217
Progreso Receivables Funding I LLC 4.000%, 07/09/18 (144A)	771,000	764,194
Residential Asset Mortgage Products, Inc. 0.353%, 08/25/36 (b)	270,617	250,462
Sierra Receivables Funding Co. LLC 1.870%, 08/20/29 (144A)	380,700	381,583
Springleaf Funding Trust 2.580%, 09/15/21 (144A)	2,100,000	2,100,000
STORE Master Funding LLC 4.160%, 03/20/43 (144A)	199,242	196,129
Structured Asset Investment Loan Trust 0.393%, 01/25/36 (b)	464,120	449,053
0.593%, 05/25/35 (b)	182,304	181,308
Structured Asset Securities Corp. 0.323%, 03/25/37 (b)	300,000	287,515
Textainer Marine Containers, Ltd. 4.210%, 04/15/27 (144A)	795,000	805,884
Westgate Resorts LLC 2.250%, 08/20/25 (144A)	590,529	591,452
2.500%, 03/20/25 (144A)	322,707	324,825
3.000%, 01/20/25 (144A)	765,274	774,840
3.750%, 08/20/25 (144A)	234,337	235,069
4.500%, 01/20/25 (144A)	473,741	480,551

		30,939,393

Total Asset-Backed Securities (Cost $49,741,923)		51,912,396

Preferred Stocks—1.5%
Security Description	Shares	Value

Commercial Banks—0.5%
Ally Financial, Inc. , 7.000% (144A)	250	$237,617
CoBank ACB , 6.250% (144A) (b)	1,500	154,078
GMAC Capital Trust I, 8.125% (b)	56,000	1,458,800
U.S. Bancorp Series F, 6.500% (b)	50,000	1,405,000
Series G, 6.000% (a) (b)	111,625	3,059,641

		6,315,136

Diversified Financial Services—0.4%
Citigroup Capital XIII, 7.875% (b)	174,166	4,850,523

Insurance—0.3%
Allstate Corp. (The), 5.100% (b)	106,925	2,736,211
Aspen Insurance Holdings, Ltd., 5.950% (b)	50,000	1,275,000

		4,011,211

Pharmaceuticals—0.1%
Ceva Holdings Inc. Series A	864	777,348

Telecommunications—0.2%
Qwest Corp., 7.375%	109,000	2,884,140

Total Preferred Stocks (Cost $18,403,408)		18,838,358

Convertible Preferred Stocks—0.9%

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The) 5.875%, 04/01/14 (a)	58,180	2,865,947

Commercial Banks—0.6%
Wells Fargo & Co. Series L 7.500%, 12/31/49	5,965	7,122,210

Diversified Financial Services—0.1%
Bank of America Corp. Series L 7.250%, 12/31/49	1,144	1,270,412

Total Convertible Preferred Stocks (Cost $10,290,523)		11,258,569

Common Stocks—0.1%

Airlines—0.0%
Delta Air Lines, Inc. (k)	2,000	37,420

Capital Markets—0.0%
Legg Mason, Inc. (a)	10,264	318,287

Commercial Services—0.0%
Comdisco Holding Co., Inc. (k)	83	401

Diversified Financial Services—0.0%
BTA Bank JSC (GDR) (144A) (c) (k)	1,133	1,045

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Emerald Plantation Holdings, Ltd. (k)	266,557	$69,305

Marine—0.1%
Horizon Lines, Inc. (a) (e) (k)	278,510	375,988

Paper & Forest Products—0.0%
Ainsworth Lumber Co., Ltd. (k)	54,081	164,552

Pharmaceuticals—0.0%
Ceva Holdings LLC	399	319,197

Total Common Stocks (Cost $2,095,577)		1,286,195

Warrants—0.0%

Containers & Packaging—0.0%
Smurfit Kappa Group plc, Strike Price $0.01, Expires 10/01/13 (e) (k)	42	3,641

Sovereign—0.0%
Venezuela Government International Bond, Expires 04/15/20 (b) (e) (k)	1,700	44,200

Total Warrants (Cost $0)		47,841

Short-Term Investments—11.4%

Mutual Fund—8.3%
State Street Navigator Securities Lending MET Portfolio (l)	101,222,789	101,222,789

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $38,016,032 on 07/01/13, collateralized by $40,925,000 Federal National Mortgage Association at 2.220% due 12/27/22 with a value of $38,776,438.	38,016,000	38,016,000

Total Short-Term Investments (Cost $139,238,789)		139,238,789

Total Investments—107.8% (Cost $1,296,844,857) (m)		1,324,695,436
Other assets and liabilities (net)—(7.8)%		(96,371,843)

Net Assets—100.0%		$1,228,323,593

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $103,313,924 and the collateral received consisted of cash in the amount of $101,222,789 and non-cash collateral with a value of $5,709,480. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $8,507,626, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Illiquid security. As of June 30, 2013, these securities represent 0.1% of net assets.
(f)	This loan will settle after June 30, 2013, at which time the interest rate will be determined.
(g)	Interest only security.
(h)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities lending transactions.
(m)	As of June 30, 2013, the aggregate cost of investments was $1,296,844,857. The aggregate unrealized appreciation and depreciation of investments were $59,164,018 and $(31,313,439), respectively, resulting in net unrealized appreciation of $27,850,579.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $378,637,073, which is 30.8% of net assets.
(AGM)—	Assured Guaranty Municipal Corporation
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CMO)—	Collateralized Mortgage Obligation
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(GHS)—	Ghana cedi
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NGN)—	Nigerian Naira
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RON)—	New Romanian Leu
(RUB)—	Russian Rouble
(TRY)—	Turkish Lira

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
BTA Bank JSC	08/26/10	1,133	$28,098	$1,045
Cemex Espana Luxembourg	03/28/12	1,420,000	1,367,399	1,533,600
DT Auto Owner Trust	04/17/12	750,000	749,973	752,183
Liberty Mutual Group, Inc.	12/29/08	394,000	387,145	413,831
Mashantucket Pequot Tribe	01/29/08	1,670,000	1,602,435	100,200
Mondi Consumer Packaging International AG	07/02/10	950,000	1,185,259	1,391,200
NSG Holdings LLC / NSG Holdings, Inc.	03/06/07	867,000	829,596	897,345
PetroQuest Energy, Inc.	06/28/13	500,000	500,000	500,000
Viterra, Inc.	07/30/10	2,760,000	2,749,009	2,918,222

Forward Foreign Currency Exchange Contracts

Contracts to Buy	Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
INR 304,000,000	JPMorgan Chase Bank N.A.	09/16/13	$5,410,216	$(360,193)
MYR 8,700,000	JPMorgan Chase Bank N.A.	08/07/13	2,855,642	(108,746)
NGN 263,850,000	JPMorgan Chase Bank N.A.	07/19/13	1,624,192	(10,564)
NGN 406,000,000	UBS AG	09/11/13	2,442,105	(5,342)
RUB 93,000,000	JPMorgan Chase Bank N.A.	07/08/13	2,957,310	(129,817)

Contracts to Deliver
AUD 7,731,000	Brown Brothers Harriman & Co.	07/18/13	$7,380,399	$318,322
CAD 8,339,000	UBS AG	07/18/13	8,186,526	260,454
EUR 3,900,000	Brown Brothers Harriman & Co.	07/18/13	5,222,771	146,016
EUR 1,880,000	Citibank N.A.	07/18/13	2,514,094	66,838
EUR 1,200,000	Brown Brothers Harriman & Co.	08/05/13	1,602,642	40,449
EUR 9,000,000	Citibank N.A.	08/05/13	11,811,339	94,894
INR 304,000,000	JPMorgan Chase Bank N.A.	09/16/13	5,129,936	79,913
JPY 892,000,000	JPMorgan Chase Bank N.A.	07/16/13	9,339,747	345,531
MYR 7,900,000	JPMorgan Chase Bank N.A.	08/07/13	2,645,237	150,929
NZD 2,550,000	Brown Brothers Harriman & Co.	07/18/13	2,034,594	60,738

Net Unrealized Appreciation				$949,422

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bond Futures	09/19/13	33	USD	4,650,123	$(167,279)
Ultra Long U.S. Treasury Bond Futures	09/19/13	59	USD	9,181,577	(490,140)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/19/13	(393)	USD	(51,239,402)	1,500,339
U.S. Treasury Note 2 Year Futures	09/30/13	(49)	USD	(10,795,942)	15,942
U.S. Treasury Note 5 Year Futures	09/30/13	(614)	USD	(75,601,846)	1,279,065

Net Unrealized Appreciation					$2,137,927

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MYR)—	Malaysian Ringgit
(NGN)—	Nigerian Naira
(NZD)—	New Zealand Dollar
(RUB)—	Russian Rouble
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$556,214,415	$—	$556,214,415
Total Floating Rate Loans*	—	130,993,748	—	130,993,748
Total Mortgage-Backed Securities*	—	123,940,099	—	123,940,099
Total Foreign Government*	—	88,803,081	—	88,803,081
Total Municipals	—	74,097,083	—	74,097,083
Total U.S. Treasury & Government Agencies*	—	67,515,978	—	67,515,978
Total Convertible Bonds*	—	60,548,884	—	60,548,884
Total Asset-Backed Securities*	—	51,912,396	—	51,912,396
Preferred Stocks
Commercial Banks	5,923,441	391,695	—	6,315,136
Diversified Financial Services	4,850,523	—	—	4,850,523
Insurance	4,011,211	—	—	4,011,211
Pharmaceuticals	—	777,348	—	777,348
Telecommunications	2,884,140	—	—	2,884,140
Total Preferred Stocks	17,669,315	1,169,043	—	18,838,358
Total Convertible Preferred Stocks*	11,258,569	—	—	11,258,569
Common Stocks
Airlines	37,420	—	—	37,420
Capital Markets	318,287	—	—	318,287
Commercial Services	401	—	—	401
Diversified Financial Services	—	1,045	—	1,045
Forest Products & Paper	69,305	—	—	69,305
Marine	375,988	—	—	375,988
Paper & Forest Products	164,552	—	—	164,552
Pharmaceuticals	—	319,197	—	319,197
Total Common Stocks	965,953	320,242	—	1,286,195
Total Warrants*	—	47,841	—	47,841
Short-Term Investments
Mutual Fund	101,222,789	—	—	101,222,789
Repurchase Agreement	—	38,016,000	—	38,016,000
Total Short-Term Investments	101,222,789	38,016,000	—	139,238,789
Total Investments	$131,116,626	$1,193,578,810	$—	$1,324,695,436

Collateral for securities loaned (Liability)	$—	$(101,222,789)	$—	$(101,222,789)

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy–(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$1,564,084	$—	$1,564,084
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(614,662)	—	(614,662)
Total Forward Contracts	$—	$949,422	$—	$949,422
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,795,346	$—	$—	$2,795,346
Futures Contracts (Unrealized Depreciation)	(657,419)	—	—	(657,419)
Total Futures Contracts	$2,137,927	$—	$—	$2,137,927

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,324,695,436
Cash	894,919
Cash denominated in foreign currencies (c)	8,173,183
Cash collateral for futures contracts	642,053
Unrealized appreciation on forward foreign currency exchange contracts	1,564,084
Receivable for:
Investments sold	3,408,941
Fund shares sold	730,920
Dividends	160,061
Interest	13,486,147
Variation margin on futures contracts	96,157

Total Assets	1,353,851,901
Liabilities
Payables for:
Investments purchased	22,270,364
Fund shares redeemed	555,514
Unrealized depreciation on forward foreign currency exchange contracts	614,662
Collateral for securities loaned	101,222,789
Accrued expenses:
Management fees	577,689
Distribution and service fees	32,251
Deferred trustees’ fees	41,001
Other expenses	214,038

Total Liabilities	125,528,308

Net Assets	$1,228,323,593

Net assets consist of:
Paid in surplus	$1,162,353,142
Undistributed net investment income	26,788,805
Accumulated net realized gain	8,518,859
Unrealized appreciation on investments, futures contracts and foreign currency transactions	30,662,787

Net Assets	$1,228,323,593

Net Assets
Class A	$971,561,948
Class E	256,761,645
Capital Shares Outstanding*
Class A	89,221,708
Class E	23,716,425
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.89
Class E	10.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,296,844,857.
(b)	Includes securities loaned at value of $103,313,924.
(c)	Identified cost of cash denominated in foreign currencies was $8,383,354.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$748,733
Interest (a)	31,625,986
Securities lending income	166,915

Total investment income	32,541,634
Expenses
Management fees	3,450,502
Administration fees	15,375
Custodian and accounting fees	200,768
Distribution and service fees—Class E	196,834
Audit and tax services	31,067
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	27,511
Insurance	3,388
Miscellaneous	5,567

Total expenses	3,954,134

Net Investment Income	28,587,500

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,560,599
Futures contracts	1,519,073
Foreign currency transactions	(954,791)

Net realized gain	10,124,881

Net change in unrealized appreciation (depreciation) on:
Investments	(51,867,300)
Futures contracts	1,957,317
Foreign currency transactions	1,237,540

Net change in unrealized depreciation	(48,672,443)

Net realized and unrealized loss	(38,547,562)

Net Decrease in Net Assets From Operations	$(9,960,062)

(a)	Net of foreign withholding taxes of $37.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,587,500	$55,043,588
Net realized gain	10,124,881	6,266,903
Net change in unrealized appreciation (depreciation)	(48,672,443)	55,209,779

Increase (decrease) in net assets from operations	(9,960,062)	116,520,270

From Distributions to Shareholders
Net investment income
Class A	(47,801,563)	(40,361,355)
Class E	(12,818,601)	(11,498,360)
Net realized capital gains
Class A	(2,724,441)	(3,096,852)
Class E	(751,357)	(903,970)

Total distributions	(64,095,962)	(55,860,537)

Increase in net assets from capital share transactions	122,716,497	162,227,454

Total Increase in net assets	48,660,473	222,887,187

Net Assets
Beginning of period	1,179,663,120	956,775,933

End of period	$1,228,323,593	$1,179,663,120

Undistributed Net Investment Income
End of period	$26,788,805	$58,821,469

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	7,984,329	$91,797,323	15,071,086	$169,040,807
Reinvestments	4,511,250	50,526,004	4,027,638	43,458,207
Redemptions	(2,822,893)	(32,412,657)	(7,395,559)	(82,788,409)

Net increase	9,672,686	$109,910,670	11,703,165	$129,710,605

Class E
Sales	2,823,672	$32,185,330	7,138,791	$79,205,628
Reinvestments	1,218,129	13,569,958	1,154,779	12,402,330
Redemptions	(2,905,107)	(32,949,461)	(5,322,634)	(59,091,109)

Net increase	1,136,694	$12,805,827	2,970,936	$32,516,849

Increase derived from capital shares transactions		$122,716,497		$162,227,454

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.57		$10.95	$11.15	$10.47	$8.37	$10.02

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.57	0.62	0.64	0.68	0.64
Net realized and unrealized gain (loss) on investments	(0.34)		0.66	(0.22)	0.60	1.94	(1.63)

Total from investment operations	(0.07)		1.23	0.40	1.24	2.62	(0.99)

Less Distributions
Distributions from net investment income	(0.58)		(0.57)	(0.53)	(0.56)	(0.52)	(0.66)
Distributions from net realized capital gains	(0.03)		(0.04)	(0.07)	0.00	0.00	0.00

Total distributions	(0.61)		(0.61)	(0.60)	(0.56)	(0.52)	(0.66)

Net Asset Value, End of Period	$10.89		$11.57	$10.95	$11.15	$10.47	$8.37

Total Return (%) (b)	(0.73	)(c)	11.62	3.63	12.17	33.09	(10.74)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.62	(d)	0.63	0.64	0.67	0.66	0.67
Ratio of net investment income to average net assets (%)	4.73	(d)	5.12	5.61	5.94	7.25	6.77
Portfolio turnover rate (%)	18	(c)	23	30	33	32	45
Net assets, end of period (in millions)	$971.6		$920.1	$743.2	$638.0	$488.9	$317.1

	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008(e)
Net Asset Value, Beginning of Period	$11.50		$10.89	$11.10	$10.43	$8.34	$9.51

Income (Loss) from Investment Operations
Net investment income (a)	0.26		0.55	0.60	0.62	0.66	0.43
Net realized and unrealized gain (loss) on investments	(0.34)		0.65	(0.22)	0.60	1.94	(1.60)

Total from investment operations	(0.08)		1.20	0.38	1.22	2.60	(1.17)

Less Distributions
Distributions from net investment income	(0.56)		(0.55)	(0.52)	(0.55)	(0.51)	0.00
Distributions from net realized capital gains	(0.03)		(0.04)	(0.07)	0.00	0.00	0.00

Total distributions	(0.59)		(0.59)	(0.59)	(0.55)	(0.51)	0.00

Net Asset Value, End of Period	$10.83		$11.50	$10.89	$11.10	$10.43	$8.34

Total Return (%) (b)	(0.79	)(c)	11.45	3.46	12.04	32.76	(12.30	)(c)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	(d)	0.78	0.79	0.82	0.81	0.84	(d)
Ratio of net investment income to average net assets (%)	4.58	(d)	4.97	5.46	5.79	6.86	6.97	(d)
Portfolio turnover rate (%)	18	(c)	23	30	33	32	45
Net assets, end of period (in millions)	$256.8		$259.6	$213.6	$155.9	$73.6	$6.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Commencement of operations was April 28, 2008.

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-35

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due

MIST-36

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to futures transactions, foreign currency transactions, paydown transactions, defaulted bonds, convertible preferred stock interest purchased, contingent payment debt instruments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $38,016,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

MIST-37

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2013, the Portfolio had no when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower, with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MIST-38

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$2,795,346	Unrealized depreciation on futures contracts* (a)	$657,419
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,564,084	Unrealized depreciation on forward foreign currency exchange contracts	614,662

Total		$4,359,430		$1,272,081

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Brown Brothers Harriman & Co.	$565,526	$—	$—	$565,526
Citibank N.A.	161,731	—	—	161,731
JPMorgan Chase Bank N.A.	576,373	(576,373)	—	—
UBS AG	260,454	(5,342)	—	255,112

	$1,564,084	$(581,715)	$—	$982,369

MIST-39

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
JPMorgan Chase Bank N.A.	$609,320	$(576,373)	$—	$32,947
UBS AG	5,342	(5,342)	—	—

	$614,662	$(581,715)	$—	$32,947

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(163,885)	$(163,885)
Futures contracts	1,519,073	—	1,519,073

	$1,519,073	$(163,885)	$1,355,188

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$1,557,543	$1,557,543
Futures contracts	1,957,317	—	1,957,317

	$1,957,317	$1,557,543	$3,514,860

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(b)
Forward Foreign currency transactions	$61,940,416
Futures contracts long	8,400,000
Futures contracts short	136,016,667

(a)	Financial instrument not subject to a master netting agreement.
(b)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc.

MIST-40

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,760,508	$291,223,835	$6,421,875	$201,244,307

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,450,502	0.600%	First $500 million
	0.550%	$500 million to $1 billion
	0.530%	Over $1 billion

MIST-41

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.25% of the average daily net assets of the Portfolio attributable to its Class E Shares with respect to activities primarily intended to result in the sale of Class E Shares. However, under the Class E distribution agreement, payments to the Distributor for activities pursuant to the Class E distribution plan are currently limited to payments at an annual rate equal to 0.15% of average daily net assets of the Portfolio attributable to its Class E Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$51,859,715	$40,318,729	$4,000,822	$5,397,038	$55,860,537	$45,715,767

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$60,974,288	$2,872,968	$76,214,846	$—	$140,062,102

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

10. Subsequent Events

On July 17, 2013, the Portfolio will begin offering Class B shares, in addition to the Class A and Class E Shares already offered.

MIST-42

Met Investors Series Trust

Pyramis® Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the Pyramis® Government Income Portfolio returned -3.69%. The Portfolio’s benchmark, the Barclays U.S. Government Bond Index1, returned -2.04%.

MARKET ENVIRONMENT / CONDITIONS

Investment grade bonds generated negative returns as interest rates rose sharply and credit spreads widened particularly in the final three months of the period. The increase in rates was largely attributable to the Federal Reserve’s (“Fed”) comments that economic conditions were improving enough to possibly warrant an earlier end to its quantitative easing program than previously anticipated. Credit spreads widened on the increased volatility and uncertainty stemming from the Fed commentary.

Among government bonds, all sectors generated negative returns. However, Agency Mortgage Backed Securities (MBS) underperformed Treasuries and Agency debt as the potential cessation of quantitative easing by the Fed could remove a significant bid from this market. More specifically, Government National Mortgage Association (GNMA) bonds underperformed Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) bonds during the period. GNMA securities faced several unique headwinds as bond sales were greater than anticipated from foreign investors, retail investors, hedge funds, and real estate investment trusts (REITs). Treasury Inflation Protected Securities (TIPS), which declined more than 7%, also underperformed Treasuries and Agencies as real rates increased and inflation expectations fell during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the first half of 2013, the Portfolio underperformed its benchmark as active positions generally detracted from relative performance. Most of this underperformance occurred in the second quarter as mortgage interest rates rose. The overweight to lower coupon MBS hurt as investors concluded that the Fed may soon slow its quantitative easing purchases that are focused on that sub-sector. The overweight to GNMA MBS detracted as this sub-sector underperformed FNMA and FHLMC. The focus on MBS that offer protection against fast prepayments hurt because prepayment protection became less valuable as mortgage interest rates rose in the quarter and homeowners lost the economic incentive to refinance. The Portfolio’s holdings of Collateralized Mortgage Obligations (CMO) and other less liquid types of investment detracted as investors shifted toward more liquid types of securities amidst market volatility. For example, exposure to reverse mortgages detracted modestly from performance in the quarter due to concerns about the long-term future of the program. Furthermore, the Portfolio benefited because for much of the quarter, it was very modestly short duration and as a result, the rapid increase in market interest rates hurt the Portfolio less than its benchmark.

Derivatives had a very limited effect on the Portfolio’s performance. Late in 2012, the Portfolio paid a fixed interest rate and accepted a floating rate on a 30-year interest rate swap (which is an exchange-traded and highly liquid derivative instrument). This position, in combination with a purchase of a 30-year Treasury, was done in anticipation of a widening in 30-year swap spreads. The trade added approximately 4 basis points to the Portfolio’s relative return over the period when swap spreads did widen as expected. Otherwise, the Portfolio used interest rate swaps sporadically during the first half of 2013 to manage curve exposure, minimize transaction costs, and allow the Portfolio to own inexpensive securities efficiently. The Portfolio also took long positions in options on interest rate swaps to express the view that interest rate volatility would rise. Indeed, in May, when expectations for future monetary policy changed, volatility did increase and the value of the options increased. Typically, derivatives account for a small portion of the Portfolio’s holdings, and at June 30 they accounted for a net position of 1.55%.

Specifically, among the slower-prepaying MBS, the Portfolio overweighted those MBS that have a low average loan balance. Such borrowers have a greater deterrent against refinancing because the closing costs of refinancing a mortgage are generally a fixed dollar amount. Furthermore, the originators of these mortgages do not have as much of a profit incentive to encourage borrowers with low loan balances to refinance. Similarly, the Portfolio overweighted MBS pools whose borrowers are not eligible for the government’s Home Affordable Refinance Program (HARP) refinancing assistance program. For the same reason, the Portfolio held MBS pools that were heavily investor-owned properties, because investors have greater frictions against refinancing than owner-occupiers. Also, the Portfolio held MBS where the underlying loans were concentrated in certain geographies that have greater frictions against refinancing, such as New York, where there is a fee that homeowners pay when they refinance.

Within the MBS sector, the Portfolio held CMOs and other less liquid types of securities such as “reverse” MBS. Furthermore, the Portfolio also held a position in “reverse” GNMA MBS, which is a less traditional program whose long-term future is less certain, leading to higher yields in them than in other types of agency MBS. The Portfolio also held floating-rate MBS in order to benefit from the structural characteristics of these types of securities. Within the Agency sector, the Portfolio focused its holdings on the debt of

MIST-1

Met Investors Series Trust

Pyramis® Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

smaller government agencies such as the National Credit Union Administration (NCUA) and away from the debt of conventional agencies of FNMA and FHLMC.

At period end, the Portfolio maintained a duration that was broadly in line with that of its benchmark. The Portfolio also remained overweight in the MBS sector and underweight in the Treasury and Agency sectors. Within the MBS sector, the Portfolio modestly overweighted GNMA relative to FNMA and FHLMC, overweighted low coupon MBS relative to high coupon, and focused its positions on MBS that have significant protection against fast prepayments.

Bill Irving

Franco Castagliuolo

Portfolio Managers

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis® Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
Pyramis® Government Income Portfolio
Class B	-3.69	-2.81	3.56
Barclays U.S. Government Bond Index	-2.04	-1.51	3.56

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 Inception of Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	15.1
U.S. Treasury Notes	14.7
U.S. Treasury Bonds	13.7
Freddie Mac 30 Yr. Gold Pool	9.4
Federal Home Loan Banks	5.7
Ginnie Mae II 30 Yr. Pool	5.2
Ginnie Mae II Pool	4.8
Federal National Mortgage Association	4.3
Freddie Mac Multifamily Structured Pass-Through Certificates	4.1
Federal Home Loan Mortgage Corp.	2.9

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	91.2
Mortgage-Backed Securities	3.8
Corporate Bonds & Notes	2.5
Foreign Government	1.7
Asset-Backed Securities	0.8

MIST-3

Met Investors Series Trust

Pyramis® Government Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis® Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B	Actual	0.70%	$1,000.00	$963.10	$3.41
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—95.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—50.2%
Fannie Mae 15 Yr. Pool 2.500%, 02/01/27	94,761	$95,469
2.500%, TBA (a)	11,800,000	11,868,218
3.000%, 04/01/27	227,017	233,952
3.000%, 05/01/27	1,198,145	1,234,211
3.000%, 06/01/27	1,148,033	1,182,930
3.000%, 07/01/27	454,979	469,035
3.000%, 08/01/27	1,063,349	1,096,671
3.000%, 09/01/27	128,518	132,472
3.000%, 11/01/27	377,715	389,575
3.000%, TBA (a)	2,000,000	2,057,188
3.500%, 10/01/25	136,116	142,006
3.500%, 11/01/25	37,084	38,650
3.500%, 12/01/25	17,741	18,516
3.500%, 01/01/26	1,210,115	1,275,553
3.500%, 02/01/26	83,107	87,136
3.500%, 06/01/26	72,909	76,429
3.500%, 07/01/26	539,836	562,677
3.500%, 08/01/26	934,162	974,020
3.500%, 09/01/26	261,391	272,837
3.500%, 11/01/26	133,892	139,621
3.500%, 12/01/26	1,104,322	1,151,390
3.500%, 01/01/27	1,869,271	1,949,203
3.500%, 06/01/27	343,821	358,505
4.000%, 08/01/18	4,823	5,097
4.000%, 09/01/18	2,729	2,883
4.000%, 10/01/24	98,460	104,058
4.000%, 02/01/25	270,133	284,739
4.000%, 03/01/25	293,242	309,820
4.000%, 04/01/25	3,986,701	4,201,366
4.000%, 06/01/25	14,212	14,981
4.000%, 09/01/25	868,866	915,651
4.000%, 10/01/25	1,709,012	1,802,319
4.000%, 04/01/26	118,470	124,943
4.000%, 06/01/26	1,607,745	1,695,031
4.000%, 07/01/26	51,085	53,850
4.000%, 09/01/26	4,311,490	4,559,487
4.000%, 10/01/26	82,881	87,397
4.000%, 11/01/26	1,037,775	1,108,360
4.500%, 12/01/23	427,392	454,162
5.000%, 09/01/22	2,523,077	2,693,983
5.000%, 03/01/23	57,863	62,011
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	1,434,607	1,403,659
3.000%, 02/01/43	3,181,203	3,112,952
3.000%, TBA (a)	47,200,000	46,115,873
3.500%, 04/01/42	2,045,989	2,079,753
3.500%, 05/01/42	1,589,223	1,619,617
3.500%, 07/01/42	4,653,165	4,732,549
3.500%, 08/01/42	977,493	993,664
3.500%, 09/01/42	4,763,419	4,842,918
3.500%, 10/01/42	1,447,904	1,471,969
3.500%, 11/01/42	3,782,825	3,846,654
3.500%, 12/01/42	2,149,345	2,185,259
3.500%, 01/01/43	2,230,741	2,267,782
3.500%, 02/01/43	12,051,485	12,252,649

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 03/01/43	1,181,562	$1,201,126
3.500%, 04/01/43	492,915	501,396
3.500%, 05/01/43	901,824	917,594
4.000%, 04/01/39	512,128	533,459
4.000%, 09/01/40	547,260	570,403
4.000%, 10/01/40	122,231	127,400
4.000%, 11/01/40	1,625,215	1,700,546
4.000%, 12/01/40	1,478,004	1,540,506
4.000%, 01/01/41	2,118,777	2,210,567
4.000%, 02/01/41	769,549	803,249
4.000%, 03/01/41	1,558,982	1,626,014
4.000%, 04/01/41	969,629	1,011,542
4.000%, 05/01/41	22,065	23,018
4.000%, 09/01/41	2,969,403	3,095,497
4.000%, 10/01/41	1,572,098	1,639,315
4.000%, 11/01/41	3,892,795	4,069,224
4.000%, 12/01/41	589,487	616,773
4.000%, 01/01/42	690,767	720,627
4.000%, 02/01/42	1,737,968	1,815,970
4.000%, 03/01/42	2,231,305	2,335,817
4.000%, 04/01/42	3,486,583	3,650,000
4.000%, 05/01/42	961,835	1,005,097
4.000%, 06/01/42	1,496,760	1,563,390
4.000%, 07/01/42	5,603,364	5,853,290
4.000%, TBA (a)	1,700,000	1,770,988
4.500%, 04/01/39	220,930	237,663
4.500%, 08/01/40	2,935,393	3,104,723
4.500%, 02/01/41	184,726	198,924
4.500%, 03/01/41	3,928,255	4,210,504
4.500%, 04/01/41	12,047,201	12,844,403
4.500%, 05/01/41	4,895,837	5,196,253
4.500%, 07/01/41	1,330,939	1,433,295
4.500%, 08/01/41	3,991,939	4,257,703
4.500%, 09/01/41	1,587,300	1,714,021
4.500%, 10/01/41	4,452,648	4,741,838
4.500%, 11/01/41	9,443,118	10,144,041
4.500%, TBA (a)	2,400,000	2,539,500
5.000%, 07/01/35	2,757,825	2,977,789
5.000%, 12/01/35	1,958,925	2,107,100
5.500%, 06/01/33	1,183,294	1,295,061
5.500%, 07/01/33	138,450	151,528
5.500%, 11/01/33	171,525	187,725
5.500%, 02/01/34	98,577	107,888
5.500%, 08/01/34	135,817	148,910
5.500%, 09/01/34	1,220,879	1,338,580
5.500%, 11/01/34	14,697,052	16,103,896
5.500%, 12/01/34	263,468	288,522
5.500%, 01/01/35	924,338	1,013,449
5.500%, 10/01/35	25,817	28,451
5.500%, 11/01/35	33,639	36,688
5.500%, 12/01/35	293,231	320,879
5.500%, 02/01/36	6,631	7,232
5.500%, 04/01/36	55,106	59,785
5.500%, 05/01/36	765,923	838,268
5.500%, 06/01/36	145,749	158,124

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 07/01/36	422,047	$462,735
5.500%, 08/01/37	1,353,142	1,482,080
5.500%, 02/01/38	6,258,312	6,849,437
6.000%, 10/01/34	421,773	470,663
6.000%, 05/01/37	2,233,982	2,431,002
6.000%, 09/01/37	165,096	183,967
6.000%, 10/01/37	1,618,216	1,804,760
6.000%, 01/01/38	1,568,760	1,743,698
6.000%, 03/01/38	547,837	609,006
6.000%, 07/01/38	315,642	349,943
6.000%, 01/01/40	1,384,762	1,539,624
6.000%, 05/01/40	2,020,143	2,246,135
6.000%, 07/01/41	2,304,902	2,551,363
6.000%, 01/01/42	177,139	197,543
6.500%, 12/01/32	92,871	103,971
6.500%, 07/01/35	101,720	113,879
6.500%, 12/01/35	933,302	1,044,436
6.500%, 08/01/36	1,671,056	1,864,221
Fannie Mae Pool 3.500%, 08/01/42	12,131,969	12,121,427
3.500%, 09/01/42	8,143,300	8,136,225
3.500%, 12/01/42	5,758,432	5,753,424
3.500%, 03/01/43	1,737,746	1,736,233
3.500%, 04/01/43	2,488,177	2,486,007
3.500%, 06/01/43	1,423,537	1,422,306
3.500%, 07/01/43	1,800,000	1,798,444
5.500%, 05/01/33	972,741	1,064,621
5.500%, 07/01/33	296,516	324,523
5.500%, 02/01/35	145,858	159,635
6.500%, 07/01/32	312,164	346,211
Fannie Mae REMICS (CMO) 1.113%, 03/25/36 (b)	1,284,931	1,302,162
1.123%, 06/25/36 (b)	2,093,504	2,121,249
2.000%, 01/25/26	2,525,840	2,558,800
4.000%, 11/25/27	1,932,442	2,063,382
4.000%, 12/25/41	1,270,000	1,326,068
4.500%, 09/25/25	300,000	327,743
5.000%, 12/25/23	765,613	829,089
5.000%, 12/25/34	767,304	831,175
5.000%, 03/25/35	712,325	781,293
5.000%, 08/25/39	1,020,000	1,115,960
5.500%, 05/25/34	1,700,000	1,811,537
5.500%, 07/25/34	761,971	845,605
5.500%, 06/25/35	732,314	797,095
Freddie Mac 15 Yr. Gold Pool 3.500%, 01/01/26	1,017,309	1,076,015
4.000%, 06/01/24	1,097,497	1,150,323
4.000%, 07/01/24	929,144	973,867
4.000%, 09/01/25	744,907	780,762
6.000%, 01/01/24	1,060,881	1,165,207
Freddie Mac 20 Yr. Gold Pool 3.500%, 02/01/32	1,955,866	2,014,955
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	344,160	336,414
3.000%, 01/01/43	344,681	336,591

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 02/01/43	1,870,216	$1,826,918
3.000%, 03/01/43	18,889,376	18,440,178
3.000%, TBA (a)	9,400,000	9,162,062
3.500%, 02/01/42	124,784	126,570
3.500%, 04/01/42	1,327,119	1,349,702
3.500%, 05/01/42	210,809	213,826
3.500%, 06/01/42	3,408,583	3,435,273
3.500%, 07/01/42	272,412	276,497
3.500%, 08/01/42	659,508	662,726
3.500%, 09/01/42	660,987	663,978
3.500%, 10/01/42	3,740,645	3,791,102
3.500%, 11/01/42	1,943,881	1,970,925
3.500%, 12/01/42	359,452	360,531
3.500%, 01/01/43	2,427,363	2,454,052
3.500%, 02/01/43	1,377,939	1,390,349
3.500%, 03/01/43	1,698,251	1,707,456
3.500%, 04/01/43	9,541,494	9,592,963
3.500%, 05/01/43	7,840,544	7,908,109
3.500%, 06/01/43	3,261,739	3,271,459
4.000%, 09/01/41	4,978,051	5,220,310
4.000%, 10/01/41	1,488,176	1,560,647
4.000%, 01/01/42	5,173,851	5,383,386
4.000%, 03/01/42	502,536	527,853
4.000%, 04/01/42	6,886,497	7,231,557
4.000%, TBA (a)	10,000,000	10,398,828
4.500%, 05/01/39	3,358,653	3,627,241
4.500%, 06/01/39	2,846,213	3,093,697
4.500%, 07/01/39	3,299,295	3,473,762
4.500%, 09/01/39	3,569,119	3,881,208
4.500%, 11/01/39	4,875,818	5,301,804
4.500%, 12/01/39	530,343	558,388
4.500%, 02/01/41	217,721	233,475
4.500%, 08/01/41	2,579,446	2,728,927
4.500%, 09/01/41	233,556	251,817
4.500%, 10/01/41	506,291	546,221
5.000%, 01/01/35	628,684	675,331
5.000%, 05/01/35	482,180	514,594
5.000%, 07/01/35	5,425,041	5,794,218
5.000%, 11/01/35	3,113,246	3,399,186
5.500%, 03/01/34	5,806,581	6,243,845
5.500%, 07/01/35	3,858,699	4,148,750
Freddie Mac Multifamily Structured Pass-Through Certificates 0.543%, 04/25/19 (b)	4,605,156	4,613,667
1.655%, 11/25/16	1,580,000	1,602,840
2.873%, 12/25/21	4,390,000	4,332,271
3.230%, 07/25/21	4,390,000	4,452,158
3.808%, 08/25/20	7,890,000	8,423,656
3.871%, 04/25/21	2,430,000	2,569,919
3.974%, 01/25/21 (b)	30,000,000	31,950,810
4.084%, 11/25/20 (b)	980,000	1,050,376
4.251%, 01/25/20	4,090,000	4,487,376
Freddie Mac REMICS (CMO) 0.593%, 03/15/34 (b)	1,182,587	1,186,103
1.093%, 02/15/33 (b)	1,009,096	1,024,483

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac REMICS (CMO) 1.200%, 07/15/15	394,639	$395,313
3.000%, 06/15/18	1,053,954	1,087,589
3.000%, 02/15/33	1,711,481	1,762,464
3.000%, 03/15/37	2,332,689	2,389,201
3.000%, 06/15/37	9,460,980	9,724,534
4.000%, 02/15/22	200,000	216,176
4.000%, 04/15/34	1,085,285	1,136,983
4.500%, 02/15/41	81,967	86,998
5.000%, 09/15/23	100,000	111,019
5.000%, 10/15/34	986,241	1,078,667
5.000%, 11/15/34	1,540,000	1,654,745
5.000%, 12/15/37	572,197	630,134
5.000%, 03/15/41	500,000	539,817
5.500%, 06/15/35	1,973,068	2,044,021
5.500%, 06/15/41	4,220,000	4,839,547
Ginnie Mae I 15 Yr. Pool 4.000%, 06/15/24	235,869	251,289
4.000%, 07/15/24	142,954	152,305
4.000%, 08/15/24	87,840	93,587
4.000%, 10/15/24	183,422	195,394
4.000%, 11/15/24	200,816	213,930
4.000%, 12/15/24	316,958	337,686
4.000%, 01/15/25	905,313	964,489
4.000%, 03/15/25	189,565	201,975
4.000%, 04/15/25	380,069	404,964
4.000%, 05/15/25	389,443	414,845
4.000%, 06/15/25	229,272	244,211
4.000%, 07/15/25	388,902	414,219
4.000%, 10/15/25	255,993	272,654
4.000%, 03/15/26	576,476	613,926
4.000%, 04/15/26	839,660	894,173
4.000%, 05/15/26	774,689	824,983
4.000%, 06/15/26	359,084	382,396
4.500%, 03/15/25	2,056,915	2,206,482
4.500%, 05/15/25	114,658	123,017
4.500%, 06/15/25	330,555	354,655
Ginnie Mae I 30 Yr. Pool 3.000%, TBA (a)	5,200,000	5,140,688
3.500%, 11/15/41	578,432	596,585
3.500%, 02/15/42	521,329	537,696
3.500%, 03/15/42	608,826	627,578
3.500%, 05/15/42	602,735	621,289
4.000%, 09/15/40	3,087,025	3,249,075
4.000%, 03/15/41	1,380,436	1,479,958
4.000%, 10/15/41	1,010,736	1,081,850
4.000%, 12/15/41	1,030,783	1,103,695
4.000%, TBA (a)	1,800,000	1,886,625
4.500%, 08/15/39	5,653,334	6,123,595
4.500%, 06/15/40	2,768,575	2,954,524
4.500%, 07/15/40	499,621	533,061
4.500%, 03/15/41	2,483,258	2,653,612
4.500%, 04/15/41	317,557	337,638
5.000%, 03/15/39	231,083	249,840
5.000%, 07/15/39	723,015	783,233
5.000%, 08/15/39	419,464	460,700

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.000%, 09/15/39	449,710	$494,312
5.000%, 11/15/39	143,095	157,319
5.000%, 04/15/40	134,374	145,657
5.000%, 08/15/40	445,519	489,726
5.000%, 04/15/41	369,622	406,367
5.000%, 09/15/41	288,924	313,048
5.500%, 10/15/39	90,690	98,909
6.000%, 06/15/36	2,773,741	3,118,423
Ginnie Mae II 30 Yr. Pool 3.000%, TBA (a)	6,400,000	6,329,000
3.500%, 04/20/42	6,017,807	6,186,585
3.500%, 05/20/42	9,083,573	9,338,335
3.500%, 10/20/42	3,956,697	4,075,150
3.500%, 11/20/42	1,992,269	2,048,151
4.000%, 09/20/39	443,480	466,285
4.000%, 11/20/40	3,983,507	4,192,984
4.500%, 02/20/40	4,150,358	4,473,989
4.500%, 05/20/40	1,786,492	1,923,718
4.500%, 06/20/40	740,982	794,525
4.500%, 09/20/40	63,397	68,342
5.000%, 10/20/39	650,883	709,324
5.000%, 11/20/39	37,531	40,816
5.000%, 02/20/40	57,345	63,043
5.000%, 03/20/40	123,922	136,505
5.000%, 04/20/40	376,340	412,209
5.000%, 06/20/40	1,586,256	1,742,013
5.000%, 07/20/40	717,750	790,795
5.000%, 08/20/40	481,026	530,089
5.000%, 09/20/40	341,164	373,093
5.000%, 10/20/40	128,687	139,881
5.000%, 02/20/41	2,400,783	2,625,336
5.000%, 04/20/41	426,940	467,162
5.000%, 06/20/41	205,165	224,345
5.000%, 07/20/41	2,098,123	2,282,931
6.000%, 05/20/38	5,416,367	5,989,552
6.000%, 08/20/38	2,264,084	2,503,679
6.000%, 09/20/38	524,864	580,403
6.000%, 12/20/38	2,342,168	2,590,074
6.500%, 08/20/38	6,675,353	7,512,639
6.500%, 09/20/38	8,713,719	9,806,348
Ginnie Mae II Pool 4.300%, 08/20/61	1,392,958	1,515,466
4.515%, 03/20/62	4,051,556	4,461,683
4.527%, 03/20/63	19,650,801	21,734,376
4.530%, 10/20/62	1,441,597	1,592,744
4.533%, 12/20/61	9,603,823	10,573,012
4.550%, 05/20/62	6,280,336	6,928,429
4.556%, 12/20/61	4,362,187	4,804,923
4.604%, 03/20/62	1,768,360	1,953,607
4.649%, 02/20/62	927,719	1,025,897
4.650%, 03/20/62	2,656,760	2,938,985
4.682%, 02/20/62	1,234,104	1,365,362
4.684%, 01/20/62	3,881,630	4,292,897
4.804%, 03/20/61	2,425,196	2,674,726
4.834%, 03/20/61	4,359,110	4,811,132

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II Pool 5.470%, 08/20/59	1,045,835	$1,133,144
5.612%, 04/20/58	1,060,562	1,120,074

		770,190,591

Federal Agencies—16.4%
Federal Home Loan Banks 0.250%, 01/16/15	30,000,000	29,981,820
1.000%, 06/21/17	29,750,000	29,338,468
4.875%, 05/17/17	20,000,000	22,733,040
5.250%, 06/18/14	5,360,000	5,621,236
Federal Home Loan Mortgage Corp. 0.375%, 11/27/13	2,535,000	2,537,413
0.750%, 01/12/18	20,000,000	19,364,160
1.000%, 09/29/17	3,592,000	3,549,252
1.250%, 08/01/19	3,000,000	2,860,773
1.250%, 10/02/19	15,000,000	14,211,255
6.250%, 07/15/32	1,368,000	1,812,909
6.750%, 03/15/31	481,000	658,949
Federal National Mortgage Association 0.500%, 07/02/15	31,160,000	31,201,318
0.500%, 09/28/15	2,191,000	2,190,014
0.500%, 03/30/16	8,673,000	8,624,397
0.875%, 12/20/17	1,299,000	1,265,453
0.875%, 02/08/18	1,206,000	1,170,887
0.875%, 05/21/18	16,604,000	16,047,135
1.625%, 10/26/15	2,714,000	2,781,283
3.000%, 01/01/43	345,585	338,152
6.625%, 11/15/30	1,430,000	1,940,547
Government National Mortgage Association (CMO) 0.498%, 08/20/60 (b)	322,880	319,275
0.498%, 09/20/60 (b)	311,707	308,144
0.512%, 08/20/34 (b)	2,738,220	2,742,235
0.523%, 07/20/60 (b)	389,232	384,718
0.672%, 01/20/38 (b)	144,957	145,796
0.688%, 02/20/61 (b)	423,893	422,942
0.692%, 07/20/37 (b)	568,209	572,645
0.697%, 10/20/37 (b)	3,817,502	3,848,699
0.698%, 12/20/60 (b)	841,583	840,071
0.698%, 02/20/61 (b)	118,068	117,858
0.698%, 04/20/61 (b)	310,583	310,040
0.698%, 05/20/61 (b)	615,823	614,647
0.713%, 01/16/40 (b)	1,154,656	1,165,233
0.723%, 12/16/39 (b)	763,282	769,952
0.728%, 06/20/61 (b)	434,539	434,355
0.793%, 11/16/39 (b)	873,726	884,903
0.798%, 10/20/61 (b)	1,500,953	1,504,947
0.828%, 01/20/62 (b)	1,457,256	1,463,286
0.828%, 03/20/62 (b)	855,758	859,284
0.898%, 11/20/61 (b)	1,327,144	1,337,021
0.898%, 01/20/62 (b)	861,867	868,364
3.000%, 04/20/37	358,443	367,400
3.250%, 09/20/33	345,750	355,832
3.408%, 05/20/41 (b)	668,052	737,260
3.500%, 08/20/33	448,713	460,833

Federal Agencies—(Continued)
Government National Mortgage Association (CMO) 4.500%, 05/16/40	80,000	$87,742
4.500%, 05/20/40 (c)	86,541	15,534
5.010%, 09/20/60 (b)	4,343,379	4,806,205
5.150%, 08/20/60	3,428,987	3,812,489
5.302%, 07/20/60 (b)	5,572,409	6,212,846
5.460%, 10/20/59	2,669,329	2,890,772
5.500%, 07/16/34	561,426	628,157
5.500%, 08/20/34	519,160	587,478
Tennessee Valley Authority 5.500%, 06/15/38	6,117,000	7,163,723
5.880%, 04/01/36	3,631,000	4,502,251

		250,771,398

U.S. Treasury—28.7%
U.S. Treasury Bonds 2.875%, 05/15/43	17,824,000	15,774,240
3.125%, 02/15/43	102,637,000	95,805,276
5.000%, 05/15/37	10,000,000	12,764,060
5.250%, 02/15/29	42,519,000	54,092,162
5.375%, 02/15/31	24,021,000	31,291,100
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43	7,164,970	6,025,854
U.S. Treasury Notes 0.625%, 04/30/18	9,691,000	9,365,441
0.875%, 07/31/19 (d)	25,153,000	23,958,232
1.000%, 05/31/18	36,675,000	36,044,630
1.375%, 05/31/20	70,656,000	68,188,551
1.750%, 05/15/23	3,835,000	3,591,715
1.875%, 06/30/20	56,430,000	56,183,119
2.000%, 02/15/23 (e)	27,841,000	26,794,791
2.375%, 05/31/18	850,000	891,172
2.625%, 04/30/18	130,000	137,881

		440,908,224

Total U.S. Treasury & Government Agencies (Cost $1,505,860,588)		1,461,870,213

Mortgage-Backed Securities—4.0%

Collateralized Mortgage Obligations—3.3%
Granite Master Issuer plc 0.262%, 12/20/54 (144A) (b)	1,765,020	1,710,305
0.272%, 12/20/54 (b)	4,040,899	3,917,597
0.292%, 12/20/54 (b)	2,446,207	2,370,375
0.332%, 12/20/54 (144A) (b)	10,636,720	10,306,982
0.332%, 12/20/54 (b)	634,522	614,852
0.373%, 12/17/54 (b)	4,393,925	4,260,372
0.392%, 12/20/54 (b)	275,646	267,101
0.452%, 12/20/54 (b)	5,859,931	5,678,273
Granite Mortgages plc 0.552%, 09/20/44 (b)	2,653,144	2,586,816
0.592%, 03/20/44 (b)	1,502,318	1,465,511
0.676%, 01/20/44 (b)	1,033,803	1,012,093

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
National Credit Union Administration Guaranteed Notes 0.563%, 11/06/17 (b)	2,921,275	$2,920,807
0.573%, 03/06/20 (b)	568,939	568,228
0.643%, 01/08/20 (b)	12,047,026	12,129,910
Thornburg Mortgage Securities Trust
0.833%, 09/25/43 (b)	945,808	899,366

		50,708,588

Commercial Mortgage-Backed Securities—0.7%
Banc of America Re-Remic Trust
1.343%, 08/15/29 (144A) (b)	4,090,000	4,092,581
GS Mortgage Securities Corp. II 1.043%, 11/08/29 (144A) (b)	5,500,000	5,441,315
1.260%, 03/06/20 (144A) (b)	1,050,000	1,052,645

		10,586,541

Total Mortgage-Backed Securities (Cost $61,710,654)		61,295,129

Corporate Bonds & Notes—2.6%

Computers—0.2%
International Business Machines Corp.
1.250%, 05/12/14	3,000,000	3,020,478

Diversified Financial Services—1.7%
National Credit Union Administration Guaranteed Notes 1.400%, 06/12/15	50,000	50,808
2.350%, 06/12/17	10,620,000	10,988,408
3.450%, 06/12/21	8,645,000	9,043,016
Private Export Funding Corp.
4.300%, 12/15/21	6,000,000	6,610,818

		26,693,050

Retail—0.2%
Wal-Mart Stores, Inc.
1.625%, 04/15/14	3,000,000	3,029,367

Software—0.5%
Microsoft Corp.
2.950%, 06/01/14	7,000,000	7,169,155

Total Corporate Bonds & Notes (Cost $41,251,476)		39,912,050

Foreign Government—1.8%

Sovereign—1.8%
Israel Government AID Bond 5.500%, 09/18/23	13,328,000	16,123,468
5.500%, 12/04/23	8,905,000	10,726,438

Total Foreign Government (Cost $28,573,285)		26,849,906

Asset-Backed Securities—0.8%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.1%
AmeriCredit Automobile Receivables Trust
0.760%, 10/08/15	1,693,748	$1,694,581
CFC LLC
1.650%, 07/17/17 (144A)	447,512	446,084

		2,140,665

Asset-Backed - Other—0.3%
Ally Master Owner Trust
4.250%, 04/15/17 (144A)	5,000,000	5,255,450

Asset-Backed - Student Loan—0.4%
SLM Student Loan Trust
0.353%, 02/27/17 (b)	5,276,951	5,267,759

Total Asset-Backed Securities (Cost $12,827,875)		12,663,874

Short-Term Investment—2.2%

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $33,899,028 on 07/01/13, collateralized by $35,240,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $34,579,250.	33,899,000	33,899,000

Total Short-Term Investment (Cost $33,899,000)		33,899,000

Total Investments—106.7% (Cost $1,684,122,878) (f)		1,636,490,172
Other assets and liabilities (net)—(6.7)%		(102,212,989)

Net Assets—100.0%		$1,534,277,183

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2013, the market value of securities pledged was $1,732,757.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2013, the market value of securities pledged was $284,922.
(f)	As of June 30, 2013, the aggregate cost of investments was $1,684,122,878. The aggregate unrealized appreciation and depreciation of investments were $1,464,604 and $(49,097,310), respectively, resulting in net unrealized depreciation of $(47,632,706).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $28,305,362, which is 1.8% of net assets.
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation
U.S. Treasury Note 2 Year Futures	09/30/13	105	USD 23,098,553	$1,447

Swap Agreements

Centrally cleared interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.465%	06/06/15	USD 1,571,000	$968
Pay	3-Month USD-LIBOR	0.465%	06/06/15	USD 1,571,000	1,667
Receive	3-Month USD-LIBOR	1.235%	06/06/18	USD 6,788,000	97,355
Pay	3-Month USD-LIBOR	1.235%	06/06/18	USD 6,788,000	(65,168)
Receive	3-Month USD-LIBOR	2.335%	06/06/23	USD 8,027,000	250,151
Pay	3-Month USD-LIBOR	2.335%	06/06/23	USD 8,027,000	(270,202)
Receive	3-Month USD-LIBOR	2.395%	07/05/23	USD 19,969,000	546,486
Pay	3-Month USD-LIBOR	2.395%	07/05/23	USD 19,969,000	219,741
Receive	3-Month USD-LIBOR	2.395%	07/05/23	USD 8,755,000	239,595
Pay	3-Month USD-LIBOR	2.395%	07/05/23	USD 8,755,000	(223,658)
Receive	3-Month USD-LIBOR	3.245%	06/06/43	USD 19,591,000	730,237

Total					$1,527,172

(LIBOR)—	London InterBank Offered Rate
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,461,870,213	$—	$1,461,870,213
Total Mortgage-Backed Securities*	—	61,295,129	—	61,295,129
Total Corporate Bonds & Notes*	—	39,912,050	—	39,912,050
Total Foreign Government*	—	26,849,906	—	26,849,906
Total Asset-Backed Securities*	—	12,663,874	—	12,663,874
Total Short-Term Investment*	—	33,899,000	—	33,899,000
Total Investments	$—	$1,636,490,172	$—	$1,636,490,172

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,447	$—	$—	$1,447
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,086,200	$—	$2,086,200
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(559,028)	—	(559,028)
Total Centrally Cleared Swap Contracts	$—	$1,527,172	$—	$1,527,172

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis® Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$1,636,490,172
Cash	2,724,599
Receivable for:
Investments sold	52,321,672
TBA securities sold	40,035,772
Fund shares sold	11,055
Interest	6,470,295

Total Assets	1,738,053,565
Liabilities
Payables for:
Investments purchased	62,752,889
TBA securities purchased	138,675,481
Fund shares redeemed	1,202,400
Variation margin payable on swap contracts	134,501
Net variation margin on futures contracts	3,281
Accrued expenses:
Management fees	540,188
Distribution and service fees	323,234
Deferred trustees’ fees	21,608
Other expenses	122,800

Total Liabilities	203,776,382

Net Assets	$1,534,277,183

Net assets consist of:
Paid in surplus	$1,590,897,687
Undistributed net investment income	7,878,707
Accumulated net realized loss	(18,395,124)
Unrealized depreciation on investments, futures contracts and swap contracts	(46,104,087)

Net Assets	$1,534,277,183

Net Assets
Class B	$1,534,277,183
Capital Shares Outstanding*
Class B	147,592,703
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,684,122,878.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$13,522,754

Total investment income	13,522,754
Expenses
Management fees	3,330,038
Administration fees	20,114
Custodian and accounting fees	109,414
Distribution and service fees—Class B	1,994,493
Audit and tax services	30,874
Legal	9,788
Trustees’ fees and expenses	13,519
Shareholder reporting	34,519
Insurance	3,219
Miscellaneous	5,856

Total expenses	5,551,834

Net Investment Income	7,970,920

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(16,571,265)
Futures contracts	(969,655)
Swap contracts	3,090,525

Net realized loss	(14,450,395)

Net change in unrealized appreciation (depreciation) on:
Investments	(54,571,219)
Futures contracts	1,447
Swap contracts	614,715

Net change in unrealized depreciation	(53,955,057)

Net realized and unrealized loss	(68,405,452)

Net Decrease in Net Assets From Operations	$(60,434,532)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis® Government Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,970,920	$10,941,315
Net realized gain (loss)	(14,450,395)	21,920,464
Net change in unrealized appreciation (depreciation)	(53,955,057)	273,340

Increase (decrease) in net assets from operations	(60,434,532)	33,135,119

From Distributions to Shareholders
Net investment income
Class B	(23,088,145)	(174,555)
Net realized capital gains
Class B	(14,356,091)	(1,364,353)

Total distributions	(37,444,236)	(1,538,908)

Increase in net assets from capital share transactions	492,933	882,551,912

Total Increase (Decrease) in Net Assets	(97,385,835)	914,148,123

Net Assets
Beginning of period	1,631,663,018	717,514,895

End of period	$1,534,277,183	$1,631,663,018

Undistributed net investment income
End of period	$7,878,707	$22,995,932

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	13,548,673	$147,587,793	91,789,502	$1,001,461,425
Reinvestments	3,454,265	37,444,236	142,888	1,538,908
Redemptions	(17,103,252)	(184,539,096)	(11,120,802)	(120,448,421)

Net increase (decrease)	(100,314)	$492,933	80,811,588	$882,551,912

Increase derived from capital shares transactions		$492,933		$882,551,912

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis® Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011(a)
Net Asset Value, Beginning of Period	$11.05		$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.05		0.10		0.10
Net realized and unrealized gain (loss) on investments	(0.44)		0.24		0.76

Total from investment operations	(0.39)		0.34		0.86

Less Distributions
Distributions from net investment income	(0.16)		(0.00	)(c)	(0.04)
Distributions from net realized capital gains	(0.10)		(0.02)		(0.09)

Total distributions	(0.26)		(0.02)		(0.13)

Net Asset Value, End of Period	$10.40		$11.05		$10.73

Total Return (%) (d)	(3.69	)(e)	3.15		8.57	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(f)	0.70		0.84	(f)
Net ratio of expenses to average net assets (%) (g)	0.70	(f)	0.70		0.84	(f)
Ratio of net investment income to average net assets (%)	1.00	(f)	0.94		1.37	(f)
Portfolio turnover rate (%)	192	(e)(h)	457	(h)	366	(e)
Net assets, end of period (in millions)	$1,534.3		$1,631.7		$717.5

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 118% and 262% for the six months ended June 30, 2013 and the year ended December 31, 2012, respectively.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis® Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-16

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to swap transactions, deflation adjustments, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $33,899,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

MIST-17

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MIST-18

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

MIST-19

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swaps* (c)	$2,086,200	Unrealized depreciation on centrally cleared swaps* (c)	$559,028
	Unrealized appreciation on futures contracts** (c)	1,447

Total		$2,087,647		$559,028

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (loss)	Interest Rate
Investments (a)	$639,399
Futures contracts	(969,655)
Swap contracts	3,090,525

$2,760,269

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$1,447
Swap contracts	614,715

$616,162

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(b)
Investments	$63,977,000	(e)
Futures contracts long	17,533,333
Swap contracts	75,271,667

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Averages are based on activity levels during 2013.
(c)	Financial instrument not subject to a master netting agreement.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.
(e)	Average notional amount reflects activity over a one month period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

MIST-20

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions and, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,218,953,952	$70,320,384	$3,104,090,127	$95,807,870

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2013 were as follows:

Purchases	Sales
$1,318,710,801	$1,328,462,506

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-21

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$3,330,038	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Expense Limitation Agreement - The Adviser entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.05%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the six months ended June 30, 2013, there were no amounts waived or expensed repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-22

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$1,538,908	$8,255,589	$—	$—	$1,538,908	$8,255,589

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$37,156,374	$—	$4,118,123	$—	$41,274,497

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-23

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 19, 2013, the Class B shares of the Pyramis® Managed Risk Portfolio returned -1.50%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index1, returned 0.52%. The Portfolio and benchmark returns since April 22, 2013, the commencement of investment operations were -1.28% and 0.08%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Global markets suffered a bout of volatility during the period since inception, particularly bond markets where yields rose due to the perception that monetary conditions would tighten sooner than expected in the U.S. and China. U.S. stocks added to their strong one-year gains during the period, but most other asset classes experienced negative returns. Rising interest rates and widening credit spreads led to losses across bond categories, while commodities and emerging markets suffered from a slower outlook for China. The maturing U.S. expansion, marked by positive but sluggish job growth, proved resilient to fiscal tightening in the form of tax increases at the start of the year and sequestration starting in March. The U.S. continued to benefit from a recovery in construction activity, accommodative monetary policy, tentative signs of a global recovery, and healthy credit availability.

Several developed economies outside the U.S. started to stabilize during the period and some even began to positively inflect. Japan’s new leadership is pursuing a range of stimulative fiscal and monetary policies and structural reforms, but concerns over long-term fiscal balance remained. In Europe, there were tentative signs that peripheral European economies have stabilized after devastating downward adjustments and in the core European countries signs of cyclical recovery also became more apparent. However, the growth outlook for many developing economies began to deteriorate.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Pyramis Managed Risk Portfolio seeks total return while managing risk through a target volatility approach. The Portfolio is implemented through a disciplined and integrated investment process whereby it seeks Portfolio volatility of 10% and aims to achieve a smoother return profile. The Portfolio is constructed as a fund-of-funds and invests in Fidelity mutual funds, ETFs and index futures with a strategic allocation of 60% equities, 35% fixed income and 5% cash. In addition, the portfolio manager also have the flexibility to invest tactically in extended asset classes such as high yield and emerging market debt, real estate, and commodities.

During the early part of the period, the Portfolio shifted some assets away from investment-grade debt and into equities, particularly U.S. equity. Although earnings growth of the overall U.S. equity market decelerated on slowing revenue and productivity growth, corporate profits remained supported by the improving economy and limited margin pressures. In addition, valuations suggested decent return prospects. The non-U.S. equities exposure leaned toward Japan, as earnings expectations increased—in contrast with negative revisions throughout much of the rest of the world—and efficiency gains provided a more competitive cost structure. The Portfolio’s underweighting in investment-grade bonds was based on a moderated outlook for the asset class during the period. With nominal interest rates near historical lows, U.S. Treasury yields were roughly in line with current rates of inflation, a challenging environment to achieve positive real returns. The interest rate overlay detracted from performance during the period due to rising interest rates and increased volatility in the bond markets.

Market uncertainty picked up later in the period, and the Portfolio reduced its equity overweight to a more modest level, narrowed the investment-grade debt underweight, and also increased its cash position.

The Portfolio used index futures contracts to help provide additional portfolio flexibility and balance the sources of risk. At period end, the Portfolio held S&P 500 equity index futures (U.S. equities) and MSCI EAFE equity index futures (developed non-U.S. equities).

MIST-1

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

As of June 30, the Portfolio continued to favor equities over bonds, but to a lesser degree than at the beginning of the period. Within the equity allocation, the Portfolio was overweight the U.S. relative to Europe and had modest exposure to emerging markets. Fixed income holdings were weighted toward investment-grade credit.

Xuehai En

Portfolio Manager

Bob Vick

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED JUNE 30, 2013)

Since Inception[2]
Pyramis® Managed Risk Portfolio
Class B	-1.50
Dow Jones Moderate Index	0.52

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/19/2013. Index returns are based on an inception date of 4/19/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	9.6
Fidelity Intermediate Bond Fund	9.3
Fidelity Conservative Income Bond Fund	8.2
SPDR S&P 500 ETF Trust	7.2
Fidelity Growth & Income Portfolio	5.1
iShares Core Total US Bond Market ETF	5.0
Fidelity Large Cap Stock Fund	4.1
Fidelity OTC Portfolio	3.1
Vanguard FTSE Developed Markets ETF	2.5
Fidelity Value Fund	2.3

Top Sectors

% of Market Value of Total Investments
Mutual Funds	69.5
Cash and Cash Equivalent	30.5

MIST-3

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 19, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis® Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value April 19, 2013(a)	Ending Account Value June 30, 2013	Expenses Paid During Period** April 19, 2013 to June 30, 2013
Class B(a)(b)(c)(d)	Actual	0.80%	$1,000.00	$985.00	$1.59
	Hypothetical*	0.80%	$1,000.00	$1,008.40	$1.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (73 days) in the most recent fiscal half-year, divided by 365 (to reflect the ten week period).

(a) Commencement of operations was April 19, 2013.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 6 of the Notes to Financial Statements.

(c) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(d) The annualized expense ratio does not include the expenses of the Underlying Portfolios in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Mutual Funds—73.2% of Net Assets

Security Description	Shares	Value

Investment Company Securities—73.2%
Fidelity Blue Chip Growth Fund (a)	6,145	$342,150
Fidelity Blue Chip Value Fund (a)	25,439	321,298
Fidelity Conservative Income Bond Fund (a)	205,930	2,065,480
Fidelity Contrafund (a)	1,084	92,874
Fidelity Emerging Markets Discovery Fund (a)	1,844	21,691
Fidelity Emerging Markets Fund (a)	1,187	26,351
Fidelity Equity-Income Fund (a)	9,295	497,667
Fidelity Floating Rate High Income Fund (a)	5,011	49,558
Fidelity Growth & Income Portfolio (a)	51,840	1,268,525
Fidelity Intermediate Bond Fund (a)	215,096	2,333,787
Fidelity International Discovery Fund (a)	16,256	563,910
Fidelity International Real Estate Fund (a)	2,308	22,899
Fidelity International Small Cap Fund (a)	16,742	378,877
Fidelity Japan Smaller Companies Fund (a)	1,076	13,177
Fidelity Large Cap Stock Fund (a)	44,856	1,040,651
Fidelity Low-Priced Stock Fund (a)	2,084	94,919
Fidelity Mega Cap Stock Fund (a)	38,837	528,186
Fidelity OTC Portfolio (a)	11,020	777,115
Fidelity Real Estate Income Fund (a)	2,088	24,308
Fidelity Real Estate Investment Portfolio (a)	3,085	104,301
Fidelity Total Bond Fund (a)	228,281	2,412,931
Fidelity Value Fund (a)	6,523	582,547
iShares Core Total US Bond Market ETF	11,768	1,261,530
iShares MSCI EAFE Index Fund	10,142	581,948
iShares MSCI Japan Small Cap Index Fund	550	27,297
SPDR S&P 500 ETF Trust	11,302	1,808,433
Vanguard FTSE Developed Markets ETF	17,793	633,609
WisdomTree Japan Hedged Equity Fund	10,719	488,894

Total Mutual Funds (Cost $18,574,311)		18,364,913

Short-Term Investment—32.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—32.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $8,077,007 on 07/01/13, collateralized by $8,400,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $8,242,500.	8,077,000	$8,077,000

Total Short-Term Investment (Cost $8,077,000)		8,077,000

Total Investments—105.4% (Cost $26,651,311) (b)		26,441,913
Other assets and liabilities (net)—(5.4)%		(1,343,689)

Net Assets—100.0%		$25,098,224

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 8 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of June 30, 2013, the aggregate cost of investments was $26,651,311. The aggregate unrealized appreciation and depreciation of investments were $38,918 and $(248,316), respectively, resulting in net unrealized depreciation of $(209,398).
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE E-Mini Index Futures	09/20/13	18	USD	1,520,429	$(44,699)
S&P 500 E-Mini Index Futures	09/20/13	38	USD	3,077,450	(38,780)
U.S. Treasury Bond Futures	09/19/13	29	USD	4,049,493	(110,024)
U.S. Treasury Note 10 Year Futures	09/19/13	26	USD	3,362,644	(72,019)

Net Unrealized Depreciation					$(265,522)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds	$18,364,913	$—	$—	$18,364,913
Total Short-Term Investment*	—	8,077,000	—	8,077,000
Total Investments	$18,364,913	$8,077,000	$—	$26,441,913

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(265,522)	$—	$—	$(265,522)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$4,801,711
Affiliated investments at value (b)	13,563,202
Repurchase Agreement	8,077,000
Cash	497
Cash collateral for futures contracts	309,700
Receivable for:
Investments sold	117,903
Fund shares sold	1,071,158
Dividends and interest	12,581
Variation margin on futures contracts	6,293
Due from investment adviser	15,421
Other assets	767

Total Assets	27,976,233
Liabilities
Payables for:
Investments purchased	2,813,404
Fund shares redeemed	1,330
Variation margin on futures contracts	16,570
Accrued expenses:
Management fees	2,922
Distribution and service fees	3,424
Deferred trustees’ fees	1,937
Other expenses	38,422

Total Liabilities	2,878,009

Net Assets	$25,098,224

Net assets consist of:
Paid in surplus	$25,630,195
Undistributed net investment income	4,428
Accumulated net realized loss	(61,479)
Unrealized depreciation on investments, affiliated investments and futures contracts	(474,920)

Net Assets	$25,098,224

Net Assets
Class B	$25,098,224
Capital Shares Outstanding*
Class B	2,547,199
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $4,908,977.
(b)	Identified cost of affiliated investments was $13,665,334.

Statement of Operations

Period Ended June 30, 2013 (Unaudited) (a)

Investment Income
Dividends	$9,407
Dividends from affiliated investments	12,951
Interest	73

Total investment income	22,431
Expenses
Management fees	10,126
Administration fees	157
Custodian and accounting fees	6,989
Distribution and service fees—Class B	5,626
Audit and tax services	10,704
Legal	17,043
Trustees’ fees and expenses	7,035
Shareholder reporting	2,130
Insurance	34
Miscellaneous	1,240

Total expenses	61,084
Less management fee waiver	(5,220)
Less expenses reimbursed by the Adviser	(37,861)

Net expenses	18,003

Net Investment Income	4,428

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(30,336)
Affiliated investments	(1,016)
Futures contracts	(30,127)

Net realized loss	(61,479)

Net change in unrealized depreciation on:
Investments	(107,266)
Affiliated investments	(102,132)
Futures contracts	(265,522)

Net change in unrealized depreciation	(474,920)

Net realized and unrealized loss	(536,399)

Net Decrease in Net Assets From Operations	$(531,971)

(a)	Commencement of operations was April 19, 2013.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Statements of Changes in Net Assets

Period Ended June 30, 2013 (Unaudited)(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,428
Net realized loss	(61,479)
Net change in unrealized depreciation	(474,920)

Decrease in net assets from operations	(531,971)

Increase in net assets from capital share transactions	25,630,195

Total Increase in Net Assets	25,098,224

Net Assets
Beginning of period	0

End of period	$25,098,224

Undistributed net investment income
End of period	$4,428

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended June 30, 2013 (Unaudited)(a)
	Shares	Value
Class B
Sales	2,588,803	$26,039,360
Redemptions	(41,604)	(409,165)

Net increase	2,547,199	$25,630,195

Increase derived from capital shares transactions		$25,630,195

(a)	Commencement of operations was April 19, 2013.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended June 30, 2013(a) (Unaudited)

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.00	(c)
Net realized and unrealized gain (loss) on investments	(0.15)

Total from investment operations	(0.15)

Net Asset Value, End of Period	$9.85

Total Return (%) (d)	(1.50	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	2.71	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.80	(f)
Ratio of net investment income to average net assets (%)	0.20	(f)
Portfolio turnover rate (%)	51	(e)
Net assets, end of period (in millions)	$25.1

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis® Managed Risk Portfolio (the “Portfolio”) (commenced operations on April 19, 2013), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 29, 2013. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on

MIST-10

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

the market values of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs. These investments are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-11

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and short-term dividend reclass from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $8,077,000, which is included on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts*	$182,043
Equity	Unrealized depreciation on futures contracts*	83,479

Total		$265,522

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended June 30, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$(56,329)	$26,202	$(30,127)

MIST-12

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(182,043)	$(83,479)	$(265,522)

For the period ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(a)
Futures contracts long	$3,802,700
Futures contracts short	501,150

(a)	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-13

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$24,823,063	$0	$6,209,308

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended June 30, 2013	% per annum	Average Daily Net Assets
$10,126	0.450%	ALL

In the event the Portfolio primarily invests its assets directly in investment securities or in shares of registered investment companies other than those offered by Fidelity Investments, the Portfolio will pay the Adviser a monthly fee at the annual rate of 0.80% of the Portfolio’s average daily net assets.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, through April 27, 2014, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 17, 2013. The Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived through July 17, 2013. Amounts waived for the period ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement	Expenses Deferred in 2013 Subject to repayment until December 31,
Class B	2018
0.80%	$37,861

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2013, there was $37,861 in expense deferrals eligible for recoupment by the Adviser.

MIST-14

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Amounts waived for the period ended June 30, 2013 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the period ended June 30, 2013 is as follows:

A summary of Portfolio’s transactions in the securities of affiliated Underlying Portfolios for the six months ended June 30, 2013 was as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Fidelity Blue Chip Growth Fund	—	6,145	—	6,145
Fidelity Blue Chip Value Fund	—	25,439	—	25,439
Fidelity Conservative Income Bond Fund	—	307,529	101,599	205,930
Fidelity Contrafund	—	1,084	—	1,084
Fidelity Emerging Markets Discovery Fund	—	1,844	—	1,844
Fidelity Emerging Markets Fund	—	1,187	—	1,187
Fidelity Equity-Income Fund	—	9,295	—	9,295
Fidelity Floating Rate High Income Fund	—	5,011	—	5,011
Fidelity Growth & Income Portfolio	—	51,840	—	51,840
Fidelity Intermediate Bond Fund	—	215,096	—	215,096
Fidelity International Discovery Fund	—	16,256	—	16,256
Fidelity International Real Estate Fund	—	2,308	—	2,308
Fidelity International Small Cap Fund	—	16,742	—	16,742
Fidelity Japan Smaller Companies Fund	—	1,076	—	1,076
Fidelity Large Cap Stock Fund	—	44,856	—	44,856
Fidelity Low-Priced Stock Fund	—	2,084	—	2,084

MIST-15

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
Fidelity Mega Cap Stock Fund	—	38,837	—	38,837
Fidelity OTC Portfolio	—	11,020	—	11,020
Fidelity Real Estate Income Fund	—	2,088	—	2,088
Fidelity Real Estate Investment Portfolio	—	3,085	—	3,085
Fidelity Total Bond Fund	—	228,281	—	228,281
Fidelity Value Fund	—	6,523	—	6,523

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2013
Fidelity Blue Chip Growth Fund	$—	$—	$—	$342,150
Fidelity Blue Chip Value Fund	—	—	—	321,298
Fidelity Conservative Income Bond Fund	(1,016)	—	—	2,065,480
Fidelity Contrafund	—	—	—	92,874
Fidelity Emerging Markets Discovery Fund	—	—	—	21,691
Fidelity Emerging Markets Fund	—	—	—	26,351
Fidelity Equity-Income Fund	—	—	—	497,667
Fidelity Floating Rate High Income Fund	—	—	159	49,558
Fidelity Growth & Income Portfolio	—	—	—	1,268,525
Fidelity Intermediate Bond Fund	—	—	803	2,333,787
Fidelity International Discovery Fund	—	—	—	563,910
Fidelity International Real Estate Fund	—	—	—	22,899
Fidelity International Small Cap Fund	—	—	—	378,877
Fidelity Japan Smaller Companies Fund	—	—	—	13,177
Fidelity Large Cap Stock Fund	—	—	9,020	1,040,651
Fidelity Low-Priced Stock Fund	—	—	—	94,919
Fidelity Mega Cap Stock Fund	—	—	—	528,186
Fidelity OTC Portfolio	—	—	—	777,115
Fidelity Real Estate Income Fund	—	—	283	24,308
Fidelity Real Estate Investment Portfolio	—	—	360	104,301
Fidelity Total Bond Fund	—	—	2,326	2,412,931
Fidelity Value Fund	—	—	—	582,547

	$(1,016)	$—	$12,951	$13,563,202

MIST-16

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on January 29, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and Pyramis Global Advisors, LLC (the “Subadviser”) for the Pyramis® Managed Risk Portfolio, a new series of the Trust (the “Portfolio”).

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadviser relating to the Portfolio, the Adviser and the Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds, back-tested performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadviser under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the meeting held on January 29, 2013, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also received a presentation from the Adviser regarding the Portfolio at a meeting held on January 10, 2013, and received presentations regarding the Portfolio from the Adviser and the Subadviser at meetings held on January 22, 2013 and January 29, 2013, during which representatives of the Adviser and the Subadviser responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and the Subadviser; (2) the Adviser’s and the Subadviser’s personnel and operations; (3) the financial condition of the Adviser and of the Subadviser; (4) the level and method of computing the Portfolio’s proposed advisory and subadvisory fees; (5) the anticipated profitability of the Adviser under the Advisory Agreement; (6) any “fall-out” benefits to the Adviser, the Subadviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadviser or their affiliates from the Adviser’s or Subadviser’s relationship with the Trust); (7) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (8) fees paid by any comparable institutional and retail accounts; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolio, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolio, including the provision of investment advisory services to the Portfolio, the selection of the Subadviser for the Portfolio and oversight of the Subadviser’s compliance with the Portfolio’s policies and objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel who would be overseeing the Subadviser and compliance with the Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other portfolios of the Trust.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust. In addition, the Board considered the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolio.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed the Subadviser’s history and investment experience, as well as information regarding the qualifications,

MIST-17

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

background and responsibilities of the Subadviser’s investment and compliance personnel who would be providing services to the Portfolio. The Board also took into account its knowledge of the Subadviser in connection with the Subadviser’s provision of subadvisory services to another portfolio of the Trust. The Board also considered the Subadviser’s compliance program. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory and disciplinary history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with the Subadviser and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadviser and procedures reasonably designed by the Subadviser to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of the Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board considered the Subadviser’s investment process and philosophy. The Board took into account that the Subadviser’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolio.

Performance. The Board took into account that the Portfolio utilizes a relatively unique investment strategy designed to manage volatility, and noted the unavailability of comparable performance information for this type of strategy; however, the Board did consider information that described how the Portfolio is designed to perform under a variety of market conditions. The Board also considered performance information of the underlying portfolios in which the Portfolio intends to invest. In addition, the Board considered the performance of other funds managed by the Portfolio’s portfolio managers.

Fees and expenses. The Board gave substantial consideration to the proposed management fee payable under the Advisory Agreement and the proposed subadvisory fee payable under the Sub-Advisory Agreement. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by other comparable funds, and the method of computing the Portfolio’s proposed fee. In addition, the Board considered the Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolio as determined by Bobroff. The Board took into account the limited usefulness of the peer group in which the Portfolio was included for comparative purposes. In comparing the Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the management fee. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

The Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was above the median of the peer group. The Board also considered that the Portfolio’s estimated total expenses (exclusive of 12b-1 fees) were above the median of the peer group. The Board took into account management’s discussion of the Portfolio’s proposed fees and estimated expenses. The Board also considered the Portfolio’s proposed stand-by management fee that would take effect in the event the Adviser implemented certain structural changes to the Portfolio. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees, including the stand-by management fee, were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to the Portfolio. The Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance product, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the

MIST-18

Met Investors Series Trust

Pyramis® Managed Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the product. The Board concluded after discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with the Portfolio was reasonable in light of all relevant factors.

Because the proposed subadvisory fee will be paid by the Adviser and not by the Portfolio, the Board concluded that the costs of the services to be provided by the Subadviser and the anticipated profitability to the Subadviser from its relationship with the Portfolio were not material factors in its deliberations with respect to consideration of approval of the Sub-Advisory Agreement.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board also took into account that the proposed subadvisory fee would be paid by the Adviser out of the management fee. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board concluded that the proposed advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolio to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolio are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolio and the ongoing commitment of the Adviser to the Portfolio.

The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadviser and its affiliates by virtue of the Subadviser’s relationships to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the ongoing commitment of the Subadviser to the Portfolio.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadviser’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or the Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Subadviser for the Portfolio and concluded that the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Subadviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying portfolios.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to the Portfolio.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 1.07%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.17%.

MARKET ENVIRONMENT / CONDITIONS

The six month period ending June 30, 2013 was a tale of two halves. Equities experienced a very strong start to the year, initiating speculation of a “Great Rotation” from bonds into equities. In practice what we actually witnessed were flows from cash into defensive equities with bond-like yield characteristics. However, by May, comments from the Federal Reserve (“Fed”) and concerns over a slowdown in China led to weakness across all asset classes. Unlike previous corrections, the move was accompanied by a rise in bond yields, meaning that the only hiding place was cash. The period ended on a more positive note with many markets beginning to rebound.

U.S. economic data was mixed—the economy continued to heal although there was a brief deceleration during the period that raised fears of another summer “soft patch.” This continued healing of the U.S. economy, coupled with the ongoing provision of liquidity by the Fed, supported U.S. equities through the first quarter and early in the second quarter However, by May the economic improvements, combined with fears of asset price inflation, caused the Fed to reconsider its timing for beginning to wind-down the ongoing Quantitative Easing program. This had an immediate impact on markets, with U.S. Treasury yields rising (10-year Note from 1.63% in early-May to 2.61% in late-June) and equities selling off (S&P 500 -5.6% from May 21st to June 24th). Nonetheless, strong gains earlier in the year and a rebound to close the period left U.S. equities as the second-best performing major market over the first half of the year with the S&P 500 Index posting a return of 13.8%. Bonds fared less well with the Barclays U.S. Aggregate Bond Index falling 2.4% as the rise in yields at the end of the period wiped-out the prior gains.

Japanese equities were the best-performing major equity market over the period, with the Tokyo Stock Price Index up 33% (total return). Through the first half of the year, the Bank of Japan aggressively pursued its newly mandated inflation target of 2% while the Shinzo Abe government provided further clarity over how it would enact its three arrowed growth policy. This resulted in strong returns for equity investors (in particular, prior to the onset of the Fed-induced selloff) and a dramatic weakening in the Japanese Yen (-12.6% over the period) against its major trading partners. Japanese equities were amongst the worst performers in the May/June sell-off, but this was not enough to outweigh the exceptional performance earlier in the year.

Emerging market equities were the worst performing area (MSCI Emerging Markets -11.5% in USD terms), suffering from fears of slowing growth, the impact of the weaker Yen and falling commodity prices. To compound this, Chinese lending conditions tightened in June causing distress in financial markets. While equities suffered, Emerging Market Debt (EMD) returns in both U.S. Dollars and local currency held firm until mid-May when the prospect of Fed tapering caused a rise in yields and a widening in spreads as investors reassessed the attractiveness of EMD yields. Thus, the return profile of EMD bonds was similar to developed markets with dollar-denominated bonds -8.2% (JPMorgan EMBI Global) and local bonds -7.2% (JPMorgan GBI-EM Global Diversified).

Commodity markets had a particularly tough second quarter leaving returns -10.5% for the first half of the year (DJ-UBS). Industrial metals and energy markets were hit by weak emerging markets’ growth; agricultural supply rose in response to higher prices in previous years. However, the largest fall was in the gold markets where improving U.S. growth prospects triggered a -27.3% return over the six month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Growth Engine contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in the Growth Engine through forward-looking market views, complemented by a Volatility Management Strategy overlay aiming to cap portfolio volatility at 10% over 12-month periods.

The Portfolio had an underweight position in fixed income throughout the period, increasingly so as the period progressed. Furthermore, within the fixed income holdings, the Portfolio favored less interest-rate sensitive bonds such as High Yield. This partially protected the Portfolio but was insufficient to fully insulate the Portfolio from the interest rate sell-off that succeeded Fed Chairman Bernanke’s comments in May 2013. In this respect, the Portfolio’s interest rate overlay of 10-year interest rate swaps was a key detractor to performance. Other detractors included: security selection within the Schroders-managed investment grade fixed income portfolio; a small allocation to gold earlier in the period (subsequently closed); some tactical currency positions, positions in Mexican government bonds and Polish interest rate swaps that were initiated in June 2013.

On the positive side, the Portfolio’s equity weight and country split was largely additive. The Portfolio was overweight equities for most of the period, concentrating in markets with arguably better growth prospects (e.g. the U.S.) and tailwinds from central bank actions (e.g. Japan and the U.K.). In particular, the Portfolio was overweight U.S. Small Cap equities and U.S. Value stocks, both of which performed well. The Portfolio benefitted from being overweight Japanese equities and underweight the Japanese Yen. Opportunistic exposures were on balance positive, with U.S. High Yield bonds outperforming Investment Grade bonds.

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

As of June 30, 2013, the Portfolio was positioned defensively. In response to market volatility the equity exposure of the Portfolio was preemptively reduced such that the Volatility Management Strategy only activated at the end of June. Due to the combination of judgment-based asset allocation and the systematic Volatility Management Strategy, cash at the end of the period was 33.5%.

The Portfolio favored U.S. equities, specifically, the Small Cap, Value, and Bank sectors. Outside of the U.S., the Portfolio favored Japanese and U.K. equities and remained underweight European and Australian equities. The Portfolio maintained an allocation to a Schroders global equity sleeve that obtains broad equity exposure focused on value and quality companies. The Portfolio remains underweight fixed income. Within the fixed income holdings, the Portfolio remained overweight High Yield bonds and Mortgage-Backed Securities, and underweight Investment Grade credit. In currencies, the Portfolio was underweight the Japanese Yen and Australian Dollar, and overweight the U.S. Dollar.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

MIST-2

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	1.07	8.14	7.70
Dow Jones Moderate Index	4.17	10.56	7.53

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Issuers

% of Net Assets
iShares Russell 1000 Value Index Fund	5.1
Vanguard Total Stock Market ETF	3.2
Vanguard FTSE Developed Markets ETF	2.5
iShares Core S&P 500 ETF	2.3
Mexican Bonos	2.3
SPDR Barclays High Yield Bond ETF	1.9
Bank of America Corp.	1.0
PowerShares KBW Bank Portfolio	0.9
U.S. Treasury Notes	0.9
JPMorgan Chase & Co.	0.9

Top Equity Sectors

% of Market Value of Total Investments
Financials	5.1
Health Care	4.0
Information Technology	3.7
Consumer Staples	3.6
Consumer Discretionary	3.5

Top Fixed Income Sectors

% of Market Value of Total Investments
Cash & Cash Equivalents	28.0
Corporate Bonds & Notes	23.0
Foreign Government	2.3
U.S. Treasury & Government Agencies	1.2

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class B(a)	Actual	1.05%	$1,000.00	$1,010.70	$5.23
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—28.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
BAE Systems plc	40,269	$235,363
Boeing Co. (The)	1,800	184,392
Cobham plc	23,478	93,843
General Dynamics Corp.	2,900	227,157
Hexcel Corp. (a)	600	20,430
Honeywell International, Inc.	5,600	444,304
Kongsberg Gruppen A/S	2,272	41,141
L-3 Communications Holdings, Inc.	1,800	154,332
Lockheed Martin Corp.	7,628	827,333
Meggitt plc	6,715	52,622
National Presto Industries, Inc.	300	21,609
Northrop Grumman Corp.	3,100	256,680
QinetiQ Group plc	6,073	16,616
Raytheon Co.	9,500	628,140
Rockwell Collins, Inc.	2,300	145,843
Saab AB - Class B	1,165	22,215
Thales S.A.	1,348	62,804
Ultra Electronics Holdings plc	949	24,778
United Technologies Corp.	8,009	744,356

		4,203,958

Air Freight & Logistics—0.1%
FedEx Corp.	1,900	187,302
Forward Air Corp.	1,500	57,420
Kintetsu World Express, Inc.	1,400	56,115
Oesterreichische Post AG	1,260	49,219
Singapore Post, Ltd.	87,000	89,066
United Parcel Service, Inc. - Class B	500	43,240

		482,362

Airlines—0.1%
Air New Zealand, Ltd.	48,713	55,870
Alaska Air Group, Inc. (a)	1,700	88,400
Allegiant Travel Co.	300	31,797
Dart Group plc	6,306	18,721
Deutsche Lufthansa AG (a)	2,376	48,106
Hawaiian Holdings, Inc. (a)	1,700	10,387
Japan Airlines Co., Ltd.	1,700	87,423
Republic Airways Holdings, Inc. (a)	1,800	20,394
Skymark Airlines, Inc.	2,100	6,924
Spirit Airlines, Inc. (a)	1,500	47,655

		415,677

Auto Components—0.5%
Aisan Industry Co., Ltd.	1,400	13,835
Aisin Seiki Co., Ltd.	2,800	107,155
Autoliv, Inc.	1,800	139,302
Bridgestone Corp.	7,800	265,864
Calsonic Kansei Corp.	10,000	41,849
Chaowei Power Holdings, Ltd.	22,000	7,461
Cie Generale des Etablissements Michelin	3,097	275,531
Continental AG	1,929	257,026
Daido Metal Co., Ltd.	3,000	20,450
Delphi Automotive plc	4,800	243,312
Denso Corp.	4,900	229,814

Auto Components—(Continued)
Dorman Products, Inc.	700	$31,941
Exedy Corp.	1,800	45,418
FCC Co., Ltd.	1,500	35,455
G-Tekt Corp.	1,000	25,210
GKN plc	22,442	103,294
HI-LEX Corp.	1,900	37,168
Keihin Corp.	2,200	33,589
Kinugawa Rubber Industrial Co., Ltd.	2,000	11,461
Koito Manufacturing Co., Ltd.	4,000	76,437
Lear Corp.	600	36,276
Leoni AG	353	17,558
Magna International, Inc.	2,500	177,950
Minth Group, Ltd.	20,000	31,416
NHK Spring Co., Ltd.	7,000	81,178
Nippon Seiki Co., Ltd.	3,000	38,751
Nissin Kogyo Co., Ltd.	2,800	50,766
Pacific Industrial Co., Ltd.	3,700	29,176
Piolax, Inc.	600	14,575
Plastic Omnium S.A.	1,289	69,840
Riken Corp.	8,000	31,946
Showa Corp.	1,000	12,887
Stanley Electric Co., Ltd.	5,400	105,205
Sumitomo Rubber Industries, Ltd.	3,600	58,884
Superior Industries International, Inc.	600	10,326
Tachi-S Co., Ltd.	800	10,697
Tianneng Power International, Ltd.	18,000	7,204
Tokai Rika Co., Ltd.	1,100	21,964
Tokai Rubber Industries, Ltd.	1,600	14,391
Topre Corp.	1,100	9,528
Toyoda Gosei Co., Ltd.	2,300	56,383
Toyota Boshoku Corp.	2,800	40,377
TRW Automotive Holdings Corp. (a)	700	46,508
TS Tech Co., Ltd.	1,900	60,354
Unipres Corp.	1,800	32,272
Valeo S.A.	1,599	100,036
Yorozu Corp.	1,300	21,613

		3,189,633

Automobiles—0.2%
Daihatsu Motor Co., Ltd.	8,000	151,659
Daimler AG	2,633	159,144
Dongfeng Motor Group Co., Ltd. - Class H Shares	38,000	50,528
Fleetwood Corp., Ltd.	1,051	3,448
Ford Motor Co.	5,000	77,350
Honda Motor Co., Ltd.	1,900	70,605
Kia Motors Corp.	1,035	55,954
Renault S.A.	1,008	67,337
Toyota Motor Corp.	8,200	495,127

		1,131,152

Beverages—0.5%
Anheuser-Busch InBev NV	363	32,204
China Tontine Wines Group, Ltd. (a)	128,000	6,445
Coca-Cola Amatil, Ltd.	8,971	103,884
Coca-Cola Central Japan Co., Ltd.	1,000	15,197

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Coca-Cola Co. (The)	31,032	$1,244,693
Diageo plc	18,769	538,356
Nichols plc	2,442	37,124
PepsiCo, Inc.	12,260	1,002,745
Royal UNIBREW A/S	571	50,131
SABMiller plc	4,254	204,697
Tibet 5100 Water Resources Holdings, Ltd.	23,000	8,710

		3,244,186

Biotechnology—0.3%
Actelion, Ltd. (a)	716	43,109
Amgen, Inc.	6,100	601,826
BioGaia AB - B Shares	534	18,090
Biogen Idec, Inc. (a)	900	193,680
Celgene Corp. (a)	1,300	151,983
Cubist Pharmaceuticals, Inc. (a)	700	33,810
Gilead Sciences, Inc. (a)	7,500	384,075
Myriad Genetics, Inc. (a)	1,600	42,992
PDL BioPharma, Inc.	6,300	48,636
Spectrum Pharmaceuticals, Inc.	1,000	7,460
United Therapeutics Corp. (a)	1,100	72,402

		1,598,063

Building Products—0.0%
Asahi Glass Co., Ltd.	5,000	32,570
Geberit AG	192	47,535
Sekisui Jushi Corp.	3,000	36,905
Takasago Thermal Engineering Co., Ltd.	2,000	16,930

		133,940

Capital Markets—0.5%
Aberdeen Asset Management plc	19,804	114,644
American Capital, Ltd. (a)	3,200	40,544
Apollo Investment Corp.	5,800	44,892
ARA Asset Management, Ltd.	9,900	13,544
Arlington Asset Investment Corp. - Class A	600	16,044
Ashmore Group plc	13,307	69,272
Azimut Holding S.p.A.	2,190	39,677
Calamos Asset Management, Inc. - Class A	900	9,450
Capital Southwest Corp.	100	13,783
Close Brothers Group plc	2,480	37,145
Deutsche Bank AG	3,282	137,297
Eaton Vance Corp.	1,300	48,867
Federated Investors, Inc. - Class B	4,300	117,863
Franklin Resources, Inc.	500	68,010
Gimv NV	778	37,964
Goldman Sachs Group, Inc. (The)	3,600	544,500
IGM Financial, Inc.	3,400	145,770
Intermediate Capital Group plc	3,031	19,950
Investec plc	4,328	27,104
Kyokuto Securities Co., Ltd.	1,400	22,335
Macquarie Group, Ltd.	4,905	186,027
Main Street Capital Corp.	2,700	74,763
Man Group plc	26,699	33,490
Mediobanca S.p.A.	15,616	81,198
Morgan Stanley	15,600	381,108

Capital Markets—(Continued)
New Mountain Finance Corp.	4,000	$56,640
Northern Trust Corp.	3,500	202,650
Platinum Asset Management, Ltd.	10,648	53,037
T. Rowe Price Group, Inc.	2,700	197,505
TD Ameritrade Holding Corp.	8,200	199,178
Tetragon Financial Group, Ltd.	2,330	25,402
UBS AG (a)	4,218	71,657
Waddell & Reed Financial, Inc. - Class A	1,400	60,900

		3,192,210

Chemicals—0.8%
ADEKA Corp.	2,300	23,610
Agrium, Inc.	1,300	112,707
Air Products & Chemicals, Inc.	2,500	228,925
Albemarle Corp.	900	56,061
BASF SE	5,664	505,870
CF Industries Holdings, Inc.	1,100	188,650
China Sanjiang Fine Chemicals Co., Ltd.	33,000	15,830
China Steel Chemical Corp.	3,000	14,872
Chugoku Marine Paints, Ltd.	3,000	14,869
Croda International plc	974	36,798
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	17,500
E.I. du Pont de Nemours & Co.	7,887	414,068
EMS-Chemie Holding AG	104	30,682
FutureFuel Corp.	3,100	43,927
Hitachi Chemical Co., Ltd.	5,700	89,263
Innospec, Inc.	500	20,090
Israel Chemicals, Ltd.	13,786	135,827
Japan Carlit Co., Ltd.	2,600	13,974
Johnson Matthey plc	3,976	159,230
JSP Corp.	1,600	23,845
JSR Corp.	2,800	56,640
K&S AG	3,732	137,745
Kaneka Corp.	6,000	39,630
Konishi Co., Ltd.	900	16,789
Lintec Corp.	2,800	50,568
LyondellBasell Industries NV - Class A	4,800	318,048
Mitsubishi Chemical Holdings Corp.	4,500	21,146
Monsanto Co.	2,448	241,862
Mosaic Co. (The)	1,100	59,191
NewMarket Corp.	200	52,512
Nihon Parkerizing Co., Ltd.	1,000	19,653
Nippon Kayaku Co., Ltd.	5,000	62,320
Nippon Paint Co., Ltd.	6,000	72,361
Nippon Pillar Packing Co., Ltd.	1,000	6,716
Nippon Shokubai Co., Ltd.	4,000	40,939
Nissan Chemical Industries, Ltd.	5,000	67,362
NOF Corp.	3,000	16,894
Potash Corp. of Saskatchewan, Inc.	3,300	125,888
PPG Industries, Inc.	3,100	453,871
Praxair, Inc.	1,738	200,148
Sanyo Chemical Industries, Ltd.	4,000	25,061
Shikoku Chemicals Corp.	2,000	13,509
Stepan Co.	400	22,244
Synthos S.A.	12,368	16,947

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Teijin, Ltd.	7,000	$15,388
Tenma Corp.	1,000	11,737
Terra Nitrogen Co. L.P.	400	85,596
Toagosei Co., Ltd.	4,000	16,093
Tokai Carbon Co., Ltd.	6,000	15,912
Tokyo Ohka Kogyo Co., Ltd.	1,000	22,991
Toyo Ink SC Holdings Co., Ltd.	7,000	34,587
Victrex plc	2,087	48,975
Yara International ASA	4,506	179,674

		4,715,595

Commercial Banks—1.6%
1st Source Corp.	500	11,880
Aozora Bank, Ltd. (a)	35,000	109,407
Australia & New Zealand Banking Group, Ltd.	7,227	187,582
Awa Bank, Ltd. (The)	6,000	33,517
Banca Carige S.p.A. (a)	28,590	17,245
Banca Monte dei Paschi di Siena S.p.A. (a)	123,727	31,405
Banca Popolare dell’Emilia Romagna S.c.r.l. (a)	2,817	16,249
Banca Popolare di Milano Scarl (a)	28,831	11,507
Bancfirst Corp.	700	32,585
Banco Bilbao Vizcaya Argentaria S.A.	34,855	290,245
Banco Espirito Santo S.A. (a)	70,520	56,007
Banco Popolare SC (a)	24,922	29,291
Banco Popular Espanol S.A. (a)	7,902	24,032
Banco Santander S.A.	52,146	330,131
Bank Hapoalim B.M. (a)	32,140	144,543
Bank Leumi Le-Israel B.M. (a)	43,492	143,932
Bank of Ireland (a)	61,674	12,585
Bank of Nova Scotia	900	48,111
Bank of Yokohama, Ltd. (The)	29,000	149,724
Barclays plc	77,845	333,702
BNP Paribas S.A.	7,628	416,769
CaixaBank	8,807	27,046
Chiba Bank, Ltd. (The)	10,000	68,167
Chiba Kogyo Bank, Ltd. (The) (a)	2,300	16,722
Chugoku Bank, Ltd. (The)	3,000	41,993
Citizens & Northern Corp.	700	13,524
Comerica, Inc.	3,400	135,422
Commerce Bancshares, Inc.	2,055	89,516
Commerzbank AG (a)	9,409	82,003
Commonwealth Bank of Australia	1,926	121,061
Credit Agricole S.A. (a)	3,568	30,666
Credito Emiliano S.p.A.	4,272	20,164
CVB Financial Corp.	6,500	76,440
Dah Sing Banking Group, Ltd.	20,000	23,478
Dah Sing Financial Holdings, Ltd.	11,200	44,761
East West Bancorp, Inc.	3,700	101,750
First Citizens BancShares, Inc. - Class A	200	38,410
First Commonwealth Financial Corp.	6,100	44,957
First Financial Corp.	300	9,297
First International Bank of Israel, Ltd.	1,434	20,380
First Interstate Bancsystem, Inc.	1,000	20,730
First of Long Island Corp. (The)	300	9,957
Fukui Bank, Ltd. (The)	5,000	10,689

Commercial Banks—(Continued)
Gunma Bank, Ltd. (The)	12,000	$66,312
Hachijuni Bank, Ltd. (The)	17,000	99,725
Higo Bank, Ltd. (The)	9,000	53,181
Hokkoku Bank, Ltd. (The)	5,000	17,343
HSBC Holdings plc	117,346	1,217,099
Huntington Bancshares, Inc.	8,200	64,616
Hyakugo Bank, Ltd. (The)	5,000	20,772
International Bancshares Corp.	500	11,290
Intesa Sanpaolo S.p.A.	39,199	62,723
Israel Discount Bank, Ltd. - Class A (a)	54,817	91,978
Iyo Bank, Ltd. (The)	9,000	86,034
Juroku Bank, Ltd. (The)	5,000	18,251
Kagoshima Bank, Ltd. (The)	8,000	50,900
KBC Groep NV	2,028	75,010
Keiyo Bank, Ltd. (The)	8,000	40,334
KeyCorp	21,300	235,152
Lloyds Banking Group plc (a)	195,486	188,460
MB Financial, Inc.	1,700	45,560
Mitsubishi UFJ Financial Group, Inc.	48,500	300,965
Mizuho Financial Group, Inc.	40,400	84,087
National Australia Bank, Ltd.	2,212	59,590
Natixis	4,304	17,914
Nishi-Nippon City Bank, Ltd. (The)	12,000	31,341
PNC Financial Services Group, Inc. (The)	2,500	182,300
Popular, Inc. (a)	600	18,198
Raiffeisen Bank International AG	3,215	93,677
Republic Bancorp, Inc. - Class A	500	10,960
Resona Holdings, Inc.	7,700	37,503
Royal Bank of Canada	1,600	93,228
Royal Bank of Scotland Group plc (a)	37,925	158,378
San-In Godo Bank, Ltd. (The)	6,000	44,529
Shizuoka Bank, Ltd. (The)	11,000	118,573
Societe Generale S.A.	7,284	248,025
SpareBank 1 SMN	4,411	33,722
SpareBank 1 SR Bank ASA	5,826	45,559
Standard Chartered plc	2,166	46,764
Sterling Financial Corp.	1,900	45,182
Sumitomo Mitsui Financial Group, Inc.	7,300	334,950
Sumitomo Mitsui Trust Holdings, Inc.	37,000	172,754
Synovus Financial Corp.	22,700	66,284
Toronto-Dominion Bank (The)	1,000	80,318
Trustmark Corp.	1,200	29,496
U.S. Bancorp	1,700	61,455
UniCredit S.p.A.	34,565	161,632
Unione di Banche Italiane SCPA	11,573	41,858
Valiant Holding	517	43,488
Washington Banking Co.	900	12,780
Wells Fargo & Co.	21,300	879,051
Westpac Banking Corp.	3,289	86,104
Wing Hang Bank, Ltd.	6,000	53,547

		9,616,534

Commercial Services & Supplies—0.1%
Berendsen plc	1,957	22,148
Cabcharge Australia, Ltd.	2,996	11,012
Cintas Corp.	1,400	63,756

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Collection House, Ltd.	9,346	$13,995
Copart, Inc. (a)	700	21,560
Credit Corp. Group, Ltd.	1,284	10,995
Dai Nippon Printing Co., Ltd.	5,000	45,496
Deluxe Corp.	1,200	41,580
Downer EDI, Ltd.	995	3,235
Duskin Co., Ltd.	1,400	26,356
Intersections, Inc.	900	7,893
Intrum Justitia AB	2,597	53,172
Matsuda Sangyo Co., Ltd.	1,100	13,776
Mineral Resources, Ltd.	4,439	33,275
Mitie Group plc	12,173	46,396
Mitsubishi Pencil Co., Ltd.	600	11,824
Moshi Moshi Hotline, Inc.	2,250	27,841
NAC Co., Ltd.	1,200	20,007
Nippon Parking Development Co., Ltd.	233	17,732
Pitney Bowes, Inc.	7,100	104,228
Securitas AB - B Shares	2,581	22,464
Societe BIC S.A.	774	77,435
Tokyu Community Corp.	500	21,878
Toppan Forms Co., Ltd.	1,400	12,141
Toppan Printing Co., Ltd.	6,000	41,686
Transcontinental, Inc. - Class A	1,600	19,458
U.S. Ecology, Inc.	1,000	27,440

		818,779

Communications Equipment—0.4%
Brocade Communications Systems, Inc. (a)	9,900	57,024
Cisco Systems, Inc.	38,500	935,935
Codan, Ltd.	4,671	6,474
EVS Broadcast Equipment S.A.	531	36,979
Harris Corp.	2,400	118,200
InterDigital, Inc.	600	26,790
Ituran Location and Control, Ltd.	1,362	22,632
Motorola Solutions, Inc.	1,000	57,730
Nolato AB - B Shares	877	15,139
Pace plc	11,528	42,544
Plantronics, Inc.	1,400	61,488
QUALCOMM, Inc.	8,374	511,484
Research In Motion, Ltd. (a)	8,200	86,390
Spirent Communications plc	8,440	18,072
VTech Holdings, Ltd.	6,400	96,672

		2,093,553

Computers & Peripherals—0.6%
Apple, Inc.	5,700	2,257,656
Asustek Computer, Inc.	3,000	25,666
Eizo Corp.	1,000	21,508
Elecom Co., Ltd.	600	7,163
EMC Corp.	11,500	271,630
Hewlett-Packard Co.	18,513	459,122
Japan Digital Laboratory Co., Ltd.	1,200	12,218
Lexmark International, Inc. - Class A	2,200	67,254
Lite-On Technology Corp.	12,000	21,021
NetApp, Inc. (a)	5,300	200,234
QLogic Corp. (a)	4,700	44,932

Computers & Peripherals—(Continued)
Seagate Technology plc	3,400	$152,422
Simplo Technology Co., Ltd.	4,000	17,236
Synaptics, Inc. (a)	1,300	50,128
Western Digital Corp.	3,800	235,942
Xyratex, Ltd.	1,000	10,060

		3,854,192

Construction & Engineering—0.2%
Argan, Inc.	600	9,360
Ausdrill, Ltd.	4,930	3,863
Ausgroup, Ltd.	21,000	5,947
Bouygues S.A.	740	18,837
Cardno, Ltd.	5,697	26,941
Carillion plc	6,428	27,079
Chip Eng Seng Corp., Ltd.	28,000	15,284
Costain Group plc	4,325	18,303
Decmil Group, Ltd.	3,097	5,013
Forge Group, Ltd.	2,456	9,426
Implenia AG (a)	766	38,111
Interserve plc	6,723	51,839
JGC Corp.	5,000	179,996
Kandenko Co., Ltd.	3,000	12,752
Kentz Corp., Ltd.	5,550	31,553
Kinden Corp.	3,000	25,698
Leighton Holdings, Ltd.	6,708	93,869
MACA, Ltd.	10,971	17,667
Macmahon Holdings, Ltd.	38,458	4,508
Maeda Road Construction Co., Ltd.	2,000	31,118
Monadelphous Group, Ltd.	1,870	27,568
NCC AB - B Shares	486	11,021
Nichireki Co., Ltd.	2,000	12,725
Nippo Corp.	2,000	32,702
NRW Holdings, Ltd.	5,893	4,897
Obrascon Huarte Lain S.A.	1,521	51,723
Primoris Services Corp.	1,200	23,664
RCR Tomlinson, Ltd.	8,422	17,674
Sumitomo Densetsu Co., Ltd.	1,200	17,243
Taihei Dengyo Kaisha, Ltd.	2,000	13,208
Taihei Kogyo Co., Ltd.	3,000	10,981
Taikisha, Ltd.	1,200	29,524
Toshiba Plant Systems & Services Corp.	2,000	29,968
Vinci S.A.	4,650	231,981

		1,142,043

Construction Materials—0.0%
Adelaide Brighton, Ltd.	23,141	69,591
China Shanshui Cement Group, Ltd.	21,000	9,336
Ciments Francais S.A.	109	6,128
Imerys S.A.	1,400	85,785
RHI AG	579	20,151

		190,991

Consumer Finance—0.2%
American Express Co.	2,300	171,948
Capital One Financial Corp.	5,900	370,579
Cash America International, Inc.	500	22,730

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Finance—(Continued)
Credit Acceptance Corp. (a)	700	$73,535
Discover Financial Services	6,400	304,896
Encore Capital Group, Inc. (a)	800	26,488
Ezcorp, Inc. - Class A (a)	2,300	38,824
First Cash Financial Services, Inc. (a)	400	19,684
Green Dot Corp. - Class A (a)	900	17,955
Nicholas Financial, Inc.	900	13,608
Portfolio Recovery Associates, Inc. (a)	300	46,089
World Acceptance Corp. (a)	200	17,388

		1,123,724

Containers & Packaging—0.1%
Ball Corp.	4,000	166,160
Mayr Melnhof Karton AG	330	35,411
Packaging Corp. of America	2,400	117,504
Rengo Co., Ltd.	8,000	38,479
Smurfit Kappa Group plc	2,469	41,150

		398,704

Distributors—0.1%
Breville Group, Ltd.	4,914	31,729
Canon Marketing Japan, Inc.	1,300	17,395
Doshisha Co., Ltd.	800	11,406
Genuine Parts Co.	2,600	202,982
Jardine Cycle & Carriage, Ltd.	1,000	33,536
Smiths News plc	5,437	12,508

		309,556

Diversified Consumer Services—0.1%
American Public Education, Inc. (a)	300	11,148
Apollo Group, Inc. - Class A (a)	400	7,088
Best Bridal, Inc.	1,400	10,902
Capella Education Co. (a)	400	16,660
DeVry, Inc.	900	27,918
Grand Canyon Education, Inc. (a)	700	22,561
H&R Block, Inc.	6,100	169,275
ITT Educational Services, Inc. (a)	600	14,640
Meiko Network Japan Co., Ltd.	1,100	14,389
Outerwall, Inc. (a)	700	41,069
Riso Kyoiku Co., Ltd.	142	12,486
Studio Alice Co., Ltd.	700	9,949

		358,085

Diversified Financial Services—0.7%
ABC Arbitrage	1,342	7,784
Bank of America Corp.	68,200	877,052
CBOE Holdings, Inc.	1,500	69,960
Citigroup, Inc.	18,900	906,633
Corp. Financiera Alba S.A.	558	24,648
First Pacific Co., Ltd.	88,000	93,800
Fuyo General Lease Co., Ltd.	1,300	48,569
IG Group Holdings plc	6,155	54,459
Industrivarden AB - C Shares	6,746	112,118
ING Groep NV (a)	13,713	125,305
Interactive Brokers Group, Inc. - Class A	2,400	38,328

Diversified Financial Services—(Continued)
IntercontinentalExchange, Inc. (a)	300	$53,328
Investment AB Kinnevik - B Shares	2,430	62,025
Investor AB - B Shares	7,319	195,840
JPMorgan Chase & Co.	26,500	1,398,935
MarketAxess Holdings, Inc.	700	32,725
McGraw Hill Financial, Inc.	3,000	159,570
Pargesa Holding S.A.	726	48,433
RHJ International (a)	2,365	11,142
Ricoh Leasing Co., Ltd.	1,400	37,425
Sofina S.A.	759	68,753
Vostok Nafta Investment, Ltd. (a)	9,948	48,068

		4,474,900

Diversified Telecommunication Services—0.7%
AT&T, Inc.	23,609	835,759
BCE, Inc.	2,100	86,101
Belgacom S.A.	8,986	200,809
Bezeq The Israeli Telecommunication Corp., Ltd.	106,827	142,104
BT Group plc	45,969	215,118
Elisa Oyj	5,651	110,354
iiNET, Ltd.	10,404	59,024
Inteliquent, Inc.	3,400	19,550
Iridium Communications, Inc. (a)	2,500	19,400
Kcom Group plc	13,058	16,089
M2 Telecommunications Group, Ltd.	10,075	53,628
Nippon Telegraph & Telephone Corp.	11,000	574,108
Swisscom AG	304	132,848
Telefonica S.A. (a)	1,760	22,646
Telekomunikasi Indonesia Persero Tbk PT	66,500	73,871
Telenor ASA	15,787	312,954
TeliaSonera AB	49,783	323,461
Telstra Corp., Ltd.	58,973	256,741
TPG Telecom, Ltd.	19,814	63,298
Turk Telekomunikasyon A/S	18,115	70,318
Verizon Communications, Inc.	13,185	663,733
Vivendi S.A.	3,648	68,749
Vonage Holdings Corp. (a)	4,800	13,584

		4,334,247

Electric Utilities—0.4%
American Electric Power Co., Inc.	4,152	185,927
CEZ A/S	881	21,116
Cia Paranaense de Energia (ADR)	1,200	14,904
Duke Energy Corp.	3,741	252,517
Enel S.p.A.	73,548	230,556
EVN AG	4,052	50,884
Exelon Corp.	5,435	167,833
Iberdrola S.A.	11,910	62,509
NextEra Energy, Inc.	6,111	497,924
PGE S.A.	12,762	59,001
Portland General Electric Co.	2,100	64,239
Red Electrica Corp. S.A.	4,027	220,875
Southern Co. (The)	5,871	259,087
SSE plc	19,559	451,548
Tauron Polska Energia S.A.	21,841	28,309

		2,567,229

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.3%
ABB, Ltd. (a)	6,087	$131,411
Alstom S.A.	2,421	79,207
Eaton Corp. plc	1,318	86,738
Emerson Electric Co.	9,780	533,401
EnerSys, Inc.	800	39,232
Hubbell, Inc. - Class B	1,300	128,700
Legrand S.A.	5,604	258,981
Mersen	519	11,273
PKC Group Oyj	647	15,310
Rockwell Automation, Inc.	2,500	207,850
Saft Groupe S.A.	604	14,326
Schneider Electric S.A.	5,669	408,709
Sumitomo Electric Industries, Ltd.	3,300	39,467

		1,954,605

Electronic Equipment, Instruments & Components—0.3%
Ai Holdings Corp.	1,600	14,101
Amphenol Corp. - Class A	800	62,352
Anritsu Corp.	4,000	47,395
Barco NV	445	35,909
Benchmark Electronics, Inc. (a)	2,900	58,290
Canon Electronics, Inc.	2,600	47,556
Celestica, Inc. (a)	5,800	54,653
Corning, Inc.	22,800	324,444
Delta Electronics Thailand PCL	11,900	15,347
Diploma plc	1,781	15,220
Dolby Laboratories, Inc. - Class A	600	20,070
Domino Printing Sciences plc	3,948	37,457
Elematec Corp.	700	8,787
Evertz Technologies, Ltd.	2,100	29,552
Flextronics International, Ltd. (a)	5,400	41,796
FLIR Systems, Inc.	3,700	99,789
FUJIFILM Holdings Corp.	5,100	112,372
Hakuto Co., Ltd.	1,400	12,959
Halma plc	10,005	76,851
Hoya Corp.	9,300	190,824
Ibiden Co., Ltd.	2,200	34,320
Ingram Micro, Inc. - Class A (a)	1,700	32,283
Kanematsu Electronics, Ltd.	800	10,317
LEM Holding S.A.	30	19,313
MTS Systems Corp.	900	50,940
Nippon Electric Glass Co., Ltd.	7,000	34,093
Ryoden Trading Co., Ltd.	2,000	12,927
Spectris plc	1,323	38,329
Star Micronics Co., Ltd.	1,400	15,183
SYNNEX Corp. (a)	600	25,368
TE Connectivity, Ltd.	1,000	45,540
Tech Data Corp. (a)	600	28,254

		1,652,591

Energy Equipment & Services—0.3%
AMEC plc	6,539	100,191
C&J Energy Services, Inc. (a)	2,500	48,425
Calfrac Well Services, Ltd.	1,600	46,112
Canyon Services Group, Inc.	1,100	12,468
Diamond Offshore Drilling, Inc.	2,600	178,854

Energy Equipment & Services—(Continued)
Ensco plc - Class A	4,000	$232,480
Ensign Energy Services, Inc.	4,800	74,303
Essential Energy Services Trust (a)	4,100	10,136
Fred Olsen Energy ASA	1,808	71,311
Helmerich & Payne, Inc.	2,400	149,880
Kvaerner ASA	5,816	9,278
Mitcham Industries, Inc. (a)	700	11,746
Nabors Industries, Ltd.	2,400	36,744
Natural Gas Services Group, Inc. (a)	1,000	23,490
Pason Systems, Inc.	3,100	56,358
Patterson-UTI Energy, Inc.	2,000	38,710
Petrofac, Ltd.	4,683	85,614
ProSafe SE	3,866	33,868
RPC, Inc.	5,500	75,955
Savanna Energy Services Corp.	1,900	12,249
Schlumberger, Ltd.	2,700	193,482
Shinko Plantech Co., Ltd.	1,400	10,562
TGC Industries, Inc.	1,365	11,220
TGS Nopec Geophysical Co. ASA	2,144	62,171
Total Energy Services, Inc.	1,000	13,835
WorleyParsons, Ltd.	6,953	122,942

		1,722,384

Food & Staples Retailing—0.6%
Ain Pharmaciez, Inc.	200	8,623
Amsterdam Commodities NV	982	18,460
Arcs Co., Ltd.	1,000	19,551
Axfood AB	1,327	55,421
Casino Guichard Perrachon S.A.	247	23,066
Cocokara fine, Inc.	300	9,529
Colruyt S.A.	1,707	89,737
Costco Wholesale Corp.	400	44,228
CREATE SD HOLDINGS Co., Ltd.	400	12,907
CVS Caremark Corp.	3,400	194,412
FamilyMart Co., Ltd.	2,000	85,305
Greggs plc	1,876	11,909
Itochu-Shokuhin Co., Ltd.	300	10,179
J Sainsbury plc	25,794	139,333
Jean Coutu Group PJC, Inc. (The) - Class A	1,300	21,953
Jeronimo Martins SGPS S.A.	6,557	138,018
Kato Sangyo Co., Ltd.	1,000	20,883
Koninklijke Ahold NV	13,961	207,408
Majestic Wine plc	1,467	10,605
Matsumotokiyoshi Holdings Co., Ltd.	600	17,339
Metro, Inc.	1,400	93,821
Ministop Co., Ltd.	900	14,874
Mitsubishi Shokuhin Co., Ltd.	700	17,448
San-A Co., Ltd.	300	14,508
Sligro Food Group NV	580	19,424
Sogo Medical Co., Ltd.	500	18,906
Sundrug Co., Ltd.	1,200	51,016
TESCO plc	81,637	410,243
Tsuruha Holdings, Inc.	400	37,873
Valor Co., Ltd.	1,000	18,594
Wal-Mart Stores, Inc.	15,012	1,118,244
Walgreen Co.	10,460	462,332

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Welcia Holdings Co., Ltd.	400	$18,331
Wesfarmers, Ltd.	1,356	48,908
WM Morrison Supermarkets plc	32,787	130,249
Woolworths, Ltd.	7,708	230,401

		3,844,038

Food Products—0.9%
Asian Citrus Holdings, Ltd.	73,591	25,872
Changshouhua Food Co., Ltd.	7,000	5,496
China Minzhong Food Corp., Ltd. (a)	56,000	45,823
Cranswick plc	2,619	45,939
Danone S.A.	3,952	296,403
Darling International, Inc. (a)	3,100	57,846
Devro plc	11,396	50,558
First Resources, Ltd.	22,000	30,697
Fresh Del Monte Produce, Inc.	1,200	33,456
General Mills, Inc.	18,175	882,033
Hershey Co. (The)	600	53,568
Hormel Foods Corp.	3,800	146,604
Indofood Agri Resources, Ltd.	34,000	26,138
Indofood Sukses Makmur Tbk PT	42,500	31,440
J&J Snack Foods Corp.	400	31,120
Kenko Mayonnaise Co., Ltd.	1,900	16,569
Kulim Malaysia BHD	10,700	11,674
Lancaster Colony Corp.	1,300	101,387
McCormick & Co., Inc.	1,500	105,540
Mitsui Sugar Co., Ltd.	3,000	9,542
Mondelez International, Inc. - Class A	7,527	214,745
Nestle S.A.	22,176	1,450,453
Osem Investments, Ltd.	2,738	57,192
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	54,500	9,407
Prima Meat Packers, Ltd.	9,000	17,816
Saputo, Inc.	5,200	239,011
Shenguan Holdings Group, Ltd.	118,000	55,381
Sipef S.A.	347	23,358
Suedzucker AG	4,736	146,596
Tassal Group, Ltd.	7,408	16,613
Toyo Suisan Kaisha, Ltd.	3,000	99,988
Unilever NV	12,774	501,083
Unilever plc	12,959	526,283
Viscofan S.A.	1,835	91,764
Warabeya Nichiyo Co., Ltd.	400	6,122

		5,463,517

Gas Utilities—0.1%
Enagas S.A.	6,066	149,841
Gas Natural SDG S.A.	11,979	240,524
Osaka Gas Co., Ltd.	26,000	110,047

		500,412

Health Care Equipment & Supplies—0.7%
Abbott Laboratories	23,736	827,912
Anika Therapeutics, Inc. (a)	700	11,900
Atrion Corp.	100	21,871
Baxter International, Inc.	9,162	634,652

Health Care Equipment & Supplies—(Continued)
Becton Dickinson & Co.	2,700	$266,841
BioMerieux	246	23,824
C.R. Bard, Inc.	2,400	260,832
Covidien plc	3,529	221,762
DiaSorin S.p.A.	1,117	44,592
Essilor International S.A.	1,300	138,231
Fukuda Denshi Co., Ltd.	600	22,023
Hogy Medical Co., Ltd.	600	34,359
Medtronic, Inc.	11,890	611,978
Meridian Bioscience, Inc.	1,400	30,100
Smith & Nephew plc	17,292	192,715
STERIS Corp.	600	25,728
Stryker Corp.	6,000	388,080
Techno Medica Co., Ltd.	2	11,455
Varian Medical Systems, Inc. (a)	600	40,470
Zimmer Holdings, Inc.	4,400	329,736

		4,139,061

Health Care Providers & Services—0.4%
Aetna, Inc.	3,600	228,744
Alfresa Holdings Corp.	1,700	91,022
Almost Family, Inc.	700	13,300
Amsurg Corp. (a)	2,400	84,240
Bio-Reference Labs, Inc. (a)	1,400	40,250
Chemed Corp.	900	65,187
Cigna Corp.	300	21,747
CML HealthCare, Inc.	3,100	31,127
Health Management Associates, Inc. - Class A (a)	2,700	42,444
Humana, Inc.	2,300	194,074
Laboratory Corp. of America Holdings (a)	2,700	270,270
LHC Group, Inc. (a)	800	15,664
Magellan Health Services, Inc. (a)	600	33,648
Medical Facilities Corp.	1,100	15,888
Medipal Holdings Corp.	7,300	98,930
MEDNAX, Inc. (a)	1,800	164,844
Miraca Holdings, Inc.	2,800	129,001
National Research Corp. - Class B	350	12,229
Nichii Gakkan Co.	1,400	12,152
Owens & Minor, Inc.	1,700	57,511
Quest Diagnostics, Inc.	4,000	242,520
Select Medical Holdings Corp.	5,100	41,820
Toho Holdings Co., Ltd.	4,500	74,188
Tokai Corp.	1,400	39,552
U.S. Physical Therapy, Inc.	600	16,584
UnitedHealth Group, Inc.	7,000	458,360

		2,495,296

Health Care Technology—0.0%
Computer Programs & Systems, Inc.	300	14,742
Quality Systems, Inc.	1,500	28,065

		42,807

Hotels, Restaurants & Leisure—0.5%
Bally Technologies, Inc. (a)	1,300	73,346
Betsson AB (a)	613	15,549

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Cheesecake Factory, Inc. (The)	600	$25,134
Compass Group plc	6,713	86,031
Cracker Barrel Old Country Store, Inc.	400	37,864
Darden Restaurants, Inc.	1,600	80,768
Doutor Nichires Holdings Co., Ltd.	1,100	15,487
Einstein Noah Restaurant Group, Inc.	900	12,780
Flight Centre, Ltd.	1,485	53,035
Hiday Hidaka Corp.	800	16,633
Ladbrokes plc	24,618	74,679
McDonald’s Corp.	13,163	1,303,137
MGM China Holdings, Ltd.	12,000	32,033
NagaCorp, Ltd.	64,000	49,713
Paddy Power plc	704	60,407
Papa John’s International, Inc. (a)	200	13,074
Restaurant Group plc	6,422	48,800
REXLot Holdings, Ltd.	150,000	9,823
Sands China, Ltd.	15,600	73,263
SJM Holdings, Ltd.	72,000	173,443
St. Marc Holdings Co., Ltd.	300	13,537
Tatts Group, Ltd.	6,802	19,660
Texas Roadhouse, Inc.	2,000	50,040
Tim Hortons, Inc.	2,700	146,151
Unibet Group plc	1,003	33,556
William Hill plc	23,284	156,670
Wynn Macau, Ltd.	10,800	29,084
Yum! Brands, Inc.	5,590	387,611

		3,091,308

Household Durables—0.1%
Arnest One Corp.	700	13,778
Bellway plc	1,088	21,077
CSS Industries, Inc.	600	14,958
Dorel Industries, Inc. - Class B	900	31,406
Fuji Corp., Ltd.	2,100	13,623
Garmin, Ltd.	3,900	141,024
GUD Holdings, Ltd.	1,179	6,415
JM AB	1,026	21,576
Leggett & Platt, Inc.	1,800	55,962
Pressance Corp.	500	14,627
Sanyo Housing Nagoya Co., Ltd.	1,000	11,989
SEB S.A.	511	41,228
Skullcandy, Inc. (a)	1,800	9,828
Taylor Wimpey plc	31,707	46,039
Toa Corp.	2,000	15,916
Tupperware Brands Corp.	1,000	77,690

		537,136

Household Products—0.7%
Colgate-Palmolive Co.	14,762	845,715
Energizer Holdings, Inc.	1,600	160,816
Kimberly-Clark Corp.	9,925	964,115
Orchids Paper Products Co.	600	15,750
Procter & Gamble Co. (The)	15,289	1,177,100
Reckitt Benckiser Group plc	12,061	855,003

		4,018,499

Independent Power Producers & Energy Traders—0.0%
Aboitiz Power Corp.	64,600	$51,911
Drax Group plc	2,399	21,247
Electricity Generating PCL	3,000	13,058
Tractebel Energia S.A.	1,500	23,307

		109,523

Industrial Conglomerates—0.4%
3M Co.	6,765	739,753
Carlisle Cos., Inc.	1,400	87,234
General Electric Co.	35,900	832,521
Hopewell Holdings, Ltd.	26,500	87,810
Reunert, Ltd.	2,202	15,370
Rheinmetall AG	368	17,147
Sembcorp Industries, Ltd.	29,000	112,697
Siemens AG	2,754	278,271
Smiths Group plc	9,335	186,259

		2,357,062

Insurance—1.3%
ACE, Ltd.	4,500	402,660
Aegon NV	19,022	126,990
Aflac, Inc.	7,000	406,840
Ageas	3,350	117,079
Allianz SE	1,048	153,050
Allied World Assurance Co. Holdings AG	900	82,359
Allstate Corp. (The)	4,000	192,480
American Equity Investment Life Holding Co.	2,500	39,250
American Financial Group, Inc.	3,400	166,294
American International Group, Inc. (a)	8,000	357,600
American Safety Insurance Holdings, Ltd. (a)	700	20,265
Amlin plc	11,886	71,280
Amtrust Financial Services, Inc.	1,500	53,550
April	795	13,625
Arch Capital Group, Ltd. (a)	2,700	138,807
Arthur J. Gallagher & Co.	300	13,107
Aspen Insurance Holdings, Ltd.	2,000	74,180
Assurant, Inc.	2,000	101,820
AXA S.A.	14,815	291,091
Axis Capital Holdings, Ltd.	3,600	164,808
Beazley plc	28,615	100,414
Berkshire Hathaway, Inc. - Class B (a)	1,500	167,880
Catlin Group, Ltd.	6,905	52,396
Chesnara plc	7,256	27,573
CNA Financial Corp.	4,900	159,838
CNO Financial Group, Inc.	4,000	51,840
CNP Assurances	11,302	161,664
EMC Insurance Group, Inc.	500	13,130
Endurance Specialty Holdings, Ltd.	1,500	77,175
Euler Hermes S.A.	1,294	130,452
FBL Financial Group, Inc. - Class A	400	17,404
First American Financial Corp.	3,100	68,324
Generali Deutschland Holding AG	165	21,455
Genworth Financial, Inc. - Class A (a)	3,100	35,371
Grupo Catalana Occidente S.A.	1,693	37,306
Hannover Rueckversicherung SE	1,441	103,562
Hartford Financial Services Group, Inc.	2,200	68,024

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
HCC Insurance Holdings, Inc.	2,700	$116,397
HCI Group, Inc.	1,000	30,720
Helvetia Holding AG	192	77,341
Hiscox, Ltd.	14,047	122,019
Horace Mann Educators Corp.	1,900	46,322
Jardine Lloyd Thompson Group plc	5,555	77,000
Lancashire Holdings, Ltd.	3,153	38,031
Legal & General Group plc	85,798	224,482
Lincoln National Corp.	4,200	153,174
Mapfre S.A.	10,339	33,446
Marsh & McLennan Cos., Inc.	5,500	219,560
MBIA, Inc. (a)	2,600	34,606
Montpelier Re Holdings, Ltd.	2,600	65,026
Muenchener Rueckversicherungs AG	1,068	196,112
National Western Life Insurance Co. - Class A	200	37,970
Navigators Group, Inc. (The) (a)	600	34,224
Novae Group plc	2,006	14,662
PartnerRe, Ltd.	1,700	153,952
Power Corp. of Canada	469	12,585
Power Financial Corp.	4,100	119,215
Primerica, Inc.	2,200	82,368
Principal Financial Group, Inc.	3,100	116,095
ProAssurance Corp.	1,600	83,456
Protective Life Corp.	1,400	53,774
RenaissanceRe Holdings, Ltd.	1,400	121,506
Sampo Oyj - A Shares	4,668	181,156
Schweizerische National-Versicherungs-Gesellschaft AG	467	21,575
SCOR SE	1,193	36,431
Sony Financial Holdings, Inc.	8,889	140,457
StanCorp Financial Group, Inc.	1,100	54,351
Standard Life plc	40,417	211,311
Swiss Re AG (a)	1,975	146,301
Symetra Financial Corp.	5,300	84,747
Torchmark Corp.	2,400	156,336
Unum Group	5,400	158,598
Validus Holdings, Ltd.	2,000	72,240
Vaudoise Assurances Holding S.A.	37	13,607
XL Group plc	3,900	118,248
Zurich Financial Services AG (a)	835	216,398

		8,156,742

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	500	138,845
Ikyu Corp.	13	15,480
N Brown Group plc	2,279	15,266
PetMed Express, Inc.	900	11,340
priceline.com, Inc. (a)	100	82,713
Webjet, Ltd.	2,949	11,952
Wotif.com Holdings, Ltd.	2,926	12,087

		287,683

Internet Software & Services—0.3%
carsales.com, Ltd.	4,042	34,711
Dena Co., Ltd.	3,400	66,330
Dice Holdings, Inc. (a)	1,600	14,736

Internet Software & Services—(Continued)
eBay, Inc. (a)	1,500	$77,580
Google, Inc. - Class A (a)	1,200	1,056,444
Gree, Inc. (a)	1,400	12,426
j2 Global, Inc.	1,400	59,514
NIFTY Corp.	7	8,075
Open Text Corp.	800	54,692
SMS Co., Ltd.	1,500	19,043
Sohu.com, Inc. (a)	1,100	67,782
SUNeVision Holdings, Ltd.	49,000	14,602
Travelzoo, Inc. (a)	600	16,356

		1,502,291

IT Services—0.8%
Accenture plc - Class A	5,100	366,996
Alten S.A.	1,217	41,499
Atea ASA	5,652	57,133
Automatic Data Processing, Inc.	7,887	543,099
Booz Allen Hamilton Holding Corp.	4,900	85,162
Broadridge Financial Solutions, Inc.	3,700	98,346
CACI International, Inc. - Class A (a)	1,100	69,839
Computer Sciences Corp.	3,000	131,310
HIQ International AB (a)	3,002	15,082
Ines Corp.	2,100	13,722
International Business Machines Corp.	7,660	1,463,903
Iress, Ltd.	5,277	35,990
Jack Henry & Associates, Inc.	2,100	98,973
Mastercard, Inc. - Class A	200	114,900
NEC Fielding, Ltd.	1,600	19,555
NEC Networks & System Integration Corp.	700	15,881
NeuStar, Inc. - Class A (a)	1,500	73,020
NTT Data Corp.	41	145,532
Obic Co., Ltd.	340	88,968
Paychex, Inc.	2,900	105,908
SMS Management & Technology, Ltd.	1,710	7,087
Syntel, Inc.	1,000	62,870
Tieto Oyj	1,505	28,634
TKC Corp.	1,300	23,456
Total System Services, Inc.	5,600	137,088
Transcosmos, Inc.	1,700	25,736
Visa, Inc. - Class A	2,661	486,298
Western Union Co. (The)	12,100	207,031

		4,563,018

Leisure Equipment & Products—0.1%
Hasbro, Inc.	3,800	170,354
Heiwa Corp.	2,600	45,591
Mattel, Inc.	6,000	271,860
Namco Bandai Holdings, Inc.	2,100	34,147
Polaris Industries, Inc.	1,700	161,500
Sankyo Co., Ltd.	1,100	51,965
Smith & Wesson Holding Corp. (a)	1,200	11,976
Sturm Ruger & Co., Inc.	600	28,824
Universal Entertainment Corp.	600	10,617

		786,834

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	3,200	$136,832
Bio-Rad Laboratories, Inc. - Class A (a)	200	22,440
Bruker Corp. (a)	1,900	30,685
CMIC Holdings Co., Ltd.	800	16,333
EPS Corp.	6	6,679
Mettler-Toledo International, Inc. (a)	100	20,120
Techne Corp.	1,200	82,896
Waters Corp. (a)	1,700	170,085

		486,070

Machinery—0.7%
Amada Co., Ltd.	4,000	26,420
Andritz AG	836	42,834
Asahi Diamond Industrial Co., Ltd.	2,000	18,937
Atlas Copco AB - A Shares	8,799	211,319
Austin Engineering, Ltd.	2,543	7,319
Bradken, Ltd.	2,408	9,492
Caterpillar, Inc.	5,732	472,833
Concentric AB	1,932	19,098
Crane Co.	1,500	89,880
Cummins, Inc.	3,504	380,044
Daiwa Industries, Ltd.	2,000	10,951
Danieli & C Officine Meccaniche S.p.A.	642	14,973
Deere & Co.	1,944	157,950
Dover Corp.	3,700	287,342
Duro Felguera S.A.	3,806	24,514
Fenner plc	3,516	16,343
Flowserve Corp.	3,000	162,030
Fuji Machine Manufacturing Co., Ltd.	1,600	13,573
Fukushima Industries Corp.	1,000	12,101
Hoshizaki Electric Co., Ltd.	2,100	67,338
IDEX Corp.	900	48,429
Illinois Tool Works, Inc.	7,704	532,886
IMI plc	7,731	146,394
Joy Global, Inc.	1,600	77,648
Kurita Water Industries, Ltd.	2,800	59,423
Lincoln Electric Holdings, Inc.	1,800	103,086
MaxiTRANS Industries, Ltd.	9,882	9,607
Metka S.A.	2,122	27,366
Metso Oyj	2,654	89,926
Middleby Corp. (a)	200	34,018
Mitsuboshi Belting Co., Ltd.	1,000	4,674
Morgan Crucible Co. plc	10,142	40,230
Nittoku Engineering Co., Ltd.	1,000	9,579
NORMA Group	1,302	47,164
Pall Corp.	2,600	172,718
Parker Hannifin Corp.	2,700	257,580
Pfeiffer Vacuum Technology AG	184	19,070
Senior plc	13,149	50,213
Shinmaywa Industries, Ltd.	2,000	15,597
SKF AB - B Shares	3,056	71,220
Spirax-Sarco Engineering plc	858	34,887
Standex International Corp.	200	10,550
Sumitomo Heavy Industries, Ltd.	12,000	50,581
Teikoku Sen-I Co., Ltd.	2,000	14,601
Tennant Co.	900	43,443

Machinery—(Continued)
Tocalo Co., Ltd.	700	$9,282
Toro Co. (The)	700	31,787
Toshiba Machine Co., Ltd.	3,000	14,672
Tsubakimoto Chain Co.	6,000	35,546
Turk Traktor ve Ziraat Makineleri A/S	572	20,124
Valmont Industries, Inc.	600	85,854
Wabtec Corp.	600	32,058
Walter Meier AG	270	13,962
Weir Group plc (The)	2,078	68,312
Yangzijiang Shipbuilding Holdings, Ltd.	106,000	69,408
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H	35,800	25,561

		4,422,747

Marine—0.0%
AP Moeller - Maersk A/S - Class B	10	71,531
Diana Shipping, Inc. (a)	2,400	24,096
Mermaid Marine Australia, Ltd.	9,504	30,596

		126,223

Media—0.6%
Aimia, Inc.	3,300	49,389
Amuse, Inc.	700	16,932
Axel Springer AG	1,686	71,838
Belo Corp. - Class A	1,500	20,925
Borussia Dortmund GmbH & Co. KGaA	2,924	11,812
British Sky Broadcasting Group plc	13,445	162,244
Comcast Corp. - Class A	8,827	369,675
CTC Media, Inc.	3,400	37,808
Daiichikosho Co., Ltd.	1,700	46,572
DIRECTV (a)	5,300	326,586
Euromoney Institutional Investor plc	1,621	25,253
Fuji Media Holdings, Inc.	31	62,629
Gannett Co., Inc.	2,700	66,042
ITV plc	30,664	65,553
John Wiley & Sons, Inc. - Class A	1,500	60,135
Kinepolis Group NV	154	20,498
Meredith Corp.	900	42,930
Metropole Television S.A.	3,509	56,506
Omnicom Group, Inc.	3,700	232,619
Phoenix Satellite Television Holdings, Ltd.	74,000	26,015
Proto Corp.	600	7,756
Publicis Groupe S.A.	2,881	204,293
Quebecor, Inc. - Class B	700	31,003
REA Group, Ltd.	567	14,235
Scholastic Corp.	500	14,645
Scripps Networks Interactive, Inc. - Class A	2,000	133,520
SES S.A.	1,311	37,443
Shaw Communications, Inc. - Class B	7,400	177,594
SinoMedia Holding, Ltd.	41,000	36,223
Television Broadcasts, Ltd.	6,000	41,289
Time Warner, Inc.	300	17,346
Toei Co., Ltd.	2,000	12,896
Valassis Communications, Inc.	300	7,377
Viacom, Inc. - Class B	4,000	272,200
Walt Disney Co. (The)	10,200	644,130

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Wolters Kluwer NV	6,292	$132,690
Zenrin Co., Ltd.	1,000	11,091

		3,567,692

Metals & Mining—0.5%
African Barrick Gold plc	5,902	8,580
Alacer Gold Corp.	3,800	8,021
Alamos Gold, Inc.	2,500	30,284
Anglo American plc	4,966	95,961
Antofagasta plc	13,281	161,233
ArcelorMittal	4,336	48,333
Aurubis AG	991	53,142
Avocet Mining plc	8,870	919
BC Iron, Ltd.	3,596	10,610
BHP Billiton plc	12,438	319,463
BHP Billiton, Ltd.	16,288	469,342
Capstone Mining Corp. (a)	7,500	12,765
Centamin plc (a)	19,699	9,418
Cliffs Natural Resources, Inc.	1,000	16,250
Eurasian Natural Resources Corp. plc	9,797	30,451
Franco-Nevada Corp.	1,300	46,539
Freeport-McMoRan Copper & Gold, Inc.	3,400	93,874
Fresnillo plc	6,620	89,116
Gold Fields, Ltd.	4,050	20,967
Grange Resources, Ltd.	49,387	7,153
Grupo Mexico S.A.B. de C.V., Series B	21,100	61,065
Highland Gold Mining, Ltd.	5,802	4,737
HudBay Minerals, Inc.	1,300	8,603
IAMGOLD Corp.	10,100	42,448
Iluka Resources, Ltd.	9,665	87,260
Imdex, Ltd.	7,552	4,270
JFE Holdings, Inc.	4,700	103,183
Kazakhmys plc	5,070	20,024
KGHM Polska Miedz S.A.	1,387	50,202
Kingsgate Consolidated, Ltd.	2,426	2,793
Koza Anadolu Metal Madencilik Isletmeleri (a)	5,052	7,470
Kumba Iron Ore, Ltd.	267	12,391
Major Drilling Group International	1,400	9,531
Maruichi Steel Tube, Ltd.	2,200	56,315
Mount Gibson Iron, Ltd.	12,894	5,428
Nevsun Resources, Ltd.	2,300	6,801
Newmont Mining Corp.	5,000	149,750
OZ Minerals, Ltd.	2,885	10,718
Pan American Silver Corp.	2,800	32,614
Petropavlovsk plc	3,096	4,211
Reliance Steel & Aluminum Co.	1,000	65,560
Resolute Mining, Ltd.	6,656	3,629
Rio Tinto plc	3,766	154,355
Rio Tinto, Ltd.	1,299	61,699
Salzgitter AG	339	11,135
SEMAFO, Inc.	4,200	6,190
Sibanye Gold, Ltd. (a)	4,050	2,924
Silver Wheaton Corp.	1,800	35,274
St Barbara, Ltd. (a)	4,110	1,688
Sumitomo Metal Mining Co., Ltd.	8,000	89,225
Teck Resources, Ltd. - Class B	3,400	72,642

Metals & Mining—(Continued)
Troy Resources, Ltd.	2,277	$3,179
Vedanta Resources plc	842	13,118
Zijin Mining Group Co., Ltd. - Class H	216,000	37,759

		2,770,612

Multi-Utilities—0.3%
Atco, Ltd. - Class I	1,000	41,257
Centrica plc	98,706	541,711
Dominion Resources, Inc.	3,462	196,711
E.ON SE	13,375	219,463
GDF Suez	4,274	83,336
National Grid plc	44,990	508,904
RWE AG	4,853	154,850

		1,746,232

Multiline Retail—0.2%
Big Lots, Inc. (a)	1,300	40,989
Debenhams plc	26,464	38,532
Dollar General Corp. (a)	3,500	176,505
Dollar Tree, Inc. (a)	1,800	91,512
Kohl’s Corp.	3,100	156,581
Lifestyle International Holdings, Ltd.	21,500	44,931
Macy’s, Inc.	3,700	177,600
Metro Holdings, Ltd.	14,000	10,305
Myer Holdings, Ltd.	10,600	22,943
Next plc	1,768	122,277
Reject Shop, Ltd. (The)	789	12,367
Seria Co., Ltd.	900	27,125
Target Corp.	4,818	331,768
Warehouse Group, Ltd. (The)	4,684	12,875

		1,266,310

Office Electronics—0.1%
Brother Industries, Ltd.	7,000	78,849
Canon, Inc.	10,900	357,996
Konica Minolta, Inc.	3,000	22,659
Neopost S.A.	190	12,560
Riso Kagaku Corp.	700	15,546
Xerox Corp.	24,700	224,029
Zebra Technologies Corp. - Class A (a)	1,000	43,440

		755,079

Oil, Gas & Consumable Fuels—2.2%
Afren plc (a)	24,140	47,255
Alliance Oil Co., Ltd. (a)	1,847	10,091
Alliance Resource Partners L.P.	1,100	77,693
Apache Corp.	4,500	377,235
AWE, Ltd. (a)	22,523	25,413
Baytex Energy Corp.	2,500	90,092
Beach Energy, Ltd.	43,727	45,047
BG Group plc	39,155	668,258
BP plc	75,831	526,053
Cairn Energy plc (a)	4,794	18,385
Canadian Oil Sands, Ltd.	10,100	186,980
Chevron Corp.	13,657	1,616,169

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Cloud Peak Energy, Inc. (a)	1,600	$26,368
ConocoPhillips	10,120	612,260
Dorchester Minerals L.P.	800	19,592
Encana Corp.	7,500	126,866
ENI S.p.A.	20,539	421,966
EnQuest plc (a)	17,710	31,761
Exxon Mobil Corp.	27,876	2,518,597
Gazprom Neft OAO (ADR) (a)	909	16,289
Gazprom OAO (ADR) (a)	2,049	13,462
Gran Tierra Energy, Inc. (a)	8,400	50,484
Hess Corp.	2,000	132,980
HollyFrontier Corp.	2,600	111,228
Idemitsu Kosan Co., Ltd.	100	7,694
Indo Tambangraya Megah Tbk PT	7,500	21,163
Inpex Corp.	51	213,209
Japan Petroleum Exploration Co.	1,400	56,821
JKX Oil & Gas plc (a)	8,443	7,284
JX Holdings, Inc.	7,600	36,862
Kanto Natural Gas Development, Ltd.	4,000	27,104
KazMunaiGas Exploration Production JSC (GDR)	4,045	61,079
Lightstream Resources, Ltd.	1,326	9,897
Lukoil OAO (ADR)	838	48,311
Marathon Petroleum Corp.	3,600	255,816
MIE Holdings Corp.	56,000	12,888
Murphy Oil Corp.	2,600	158,314
Newfield Exploration Co. (a)	1,700	40,613
Occidental Petroleum Corp.	7,374	657,982
OMV AG	4,348	195,601
Pacific Rubiales Energy Corp.	5,940	104,319
Parex Resources, Inc. (a)	2,500	9,794
Peabody Energy Corp.	4,500	65,880
Petrobank Energy & Resources, Ltd. (a)	1,200	548
Petrominerales, Ltd.	4,600	26,243
Phillips 66	5,300	312,223
Platino Energy Corp. (a)	2,100	2,496
PTT Exploration & Production PCL	18,300	93,521
Repsol S.A.	5,716	120,500
Roc Oil Co., Ltd. (a)	25,325	10,400
Royal Dutch Shell plc - A Shares	21,585	688,900
Royal Dutch Shell plc - B Shares	20,526	678,811
Soco International plc (a)	7,012	37,375
Statoil ASA	14,385	296,553
Stone Energy Corp. (a)	1,300	28,639
Suncor Energy, Inc.	11,800	347,818
Tatneft OAO (ADR) (a)	1,400	50,862
Tesoro Corp.	1,000	52,320
Total Gabon	33	18,064
Total S.A.	14,614	712,643
TransGlobe Energy Corp. (a)	3,600	22,318
Vaalco Energy, Inc. (a)	1,400	8,008
Valero Energy Corp.	3,600	125,172
Western Refining, Inc.	1,000	28,070
Williams Cos., Inc. (The)	2,927	95,040

		13,517,679

Paper & Forest Products—0.0%
Domtar Corp.	400	$26,600
International Paper Co.	800	35,448
Mondi plc	1,724	21,363
OJI Holdings Corp.	3,000	12,100
Portucel Empresa Produtora de Pasta e Papel S.A.	25,423	81,060
Schweitzer-Mauduit International, Inc.	800	39,904
Stora Enso Oyj - R Shares	1,986	13,234
UPM-Kymmene Oyj	1,660	16,190

		245,899

Personal Products—0.2%
Artnature, Inc.	700	12,922
Blackmores, Ltd.	555	13,674
Dr Ci:Labo Co., Ltd.	17	45,167
Herbalife, Ltd.	3,000	135,420
Kobayashi Pharmaceutical Co., Ltd.	1,300	68,676
L’Oreal S.A.	1,486	242,964
Milbon Co., Ltd.	1,200	42,348
Nature’s Sunshine Products, Inc.	1,000	16,350
Nu Skin Enterprises, Inc. - Class A	2,100	128,352
Nutraceutical International Corp.	1,300	26,572
Oriflame Cosmetics S.A.	2,583	81,624
Prince Frog International Holdings, Ltd.	74,000	50,950
Real Nutriceutical Group, Ltd.	45,000	12,542
USANA Health Sciences, Inc. (a)	400	28,952

		906,513

Pharmaceuticals—2.5%
AbbVie, Inc.	14,156	585,209
AstraZeneca plc	21,684	1,025,739
Bayer AG	1,783	190,080
Boiron S.A.	1,269	65,895
Bristol-Myers Squibb Co.	13,142	587,316
Daiichi Sankyo Co., Ltd.	4,500	75,144
Eli Lilly & Co.	13,906	683,063
GlaxoSmithKline plc	37,736	944,035
Hi-Tech Pharmacal Co., Inc.	400	13,280
Hisamitsu Pharmaceutical Co., Inc.	800	40,754
Hua Han Bio-Pharmaceutical Holdings, Ltd.	91,200	24,066
Jazz Pharmaceuticals plc (a)	200	13,746
Johnson & Johnson	25,297	2,172,000
Kaken Pharmaceutical Co., Ltd.	6,000	89,150
Kissei Pharmaceutical Co., Ltd.	1,000	20,207
KYORIN Holdings, Inc.	3,000	68,971
Merck & Co., Inc.	20,739	963,326
Mitsubishi Tanabe Pharma Corp.	3,000	38,951
Novartis AG	21,426	1,518,448
Novo Nordisk A/S - Class B	535	83,293
Orion Oyj - Class B	5,403	126,375
Otsuka Holdings Co., Ltd.	7,100	234,459
Pfizer, Inc.	55,866	1,564,807
Questcor Pharmaceuticals, Inc.	2,500	113,650
Recordati S.p.A.	7,396	82,045
Roche Holding AG	7,777	1,927,019
Sanofi	8,820	908,963

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Sciclone Pharmaceuticals, Inc. (a)	2,100	$10,416
Shionogi & Co., Ltd.	6,000	125,241
Shire plc	7,508	238,176
Takeda Pharmaceutical Co., Ltd.	5,600	253,430
Teva Pharmaceutical Industries, Ltd. (ADR)	6,100	239,120
Zoetis, Inc.	1,912	59,061

		15,085,435

Professional Services—0.1%
ALS, Ltd.	7,935	68,920
Bertrandt AG	444	47,609
Equifax, Inc.	3,200	188,576
Insperity, Inc.	1,200	36,360
RPX Corp. (a)	2,700	45,360
Seek, Ltd.	3,704	30,550
Skilled Group, Ltd.	5,412	12,701
Stantec, Inc.	1,500	63,326
Teleperformance	1,805	86,660
Temp Holdings Co., Ltd.	1,600	36,543

		616,605

Real Estate Investment Trusts—0.2%
Allied Properties Real Estate Investment Trust	2,500	76,091
ANF Immobilier	476	13,042
Apollo Commercial Real Estate Finance, Inc.	1,300	20,644
Apollo Residential Mortgage, Inc.	3,400	56,032
ARMOUR Residential REIT, Inc.	13,200	62,172
Artis Real Estate Investment Trust	3,000	43,102
British Land Co. plc	7,980	68,662
BWP Trust	14,844	30,431
Canadian Apartment Properties	2,200	47,380
Capstead Mortgage Corp.	2,900	35,090
Chimera Investment Corp.	25,600	76,800
Colony Financial, Inc.	2,300	45,747
Cominar Real Estate Investment Trust	4,100	81,244
Dundee Real Estate Investment Trust - Class A	1,900	58,967
Dynex Capital, Inc.	2,100	21,399
EPR Properties	900	45,243
First Real Estate Investment Trust	14,000	13,419
Frasers Commercial Trust	19,000	20,661
Gecina S.A.	171	18,830
Government Properties Income Trust	1,900	47,918
Hammerson plc	3,384	25,169
Hatteras Financial Corp.	1,300	32,032
Invesco Mortgage Capital, Inc.	2,900	48,024
Land Securities Group plc	2,932	39,220
Mapletree Logistics Trust	52,000	45,124
Mercialys S.A.	2,280	43,960
Northern Property Real Estate Investment Trust	1,300	33,881
NorthWest Healthcare Properties Real Estate Investment Trust	1,100	11,997
PS Business Parks, Inc.	700	50,519
Rayonier, Inc.	1,700	94,163
Sekisui House SI Investment Co.	4	19,029
Shopping Centres Australasia Property Group	1,174	1,701

		1,327,693

Real Estate Management & Development—0.3%
Aeon Mall Co., Ltd.	2,900	$71,852
Airport Facilities Co., Ltd.	2,500	14,840
Atrium European Real Estate, Ltd.	7,669	39,983
Cheung Kong Holdings, Ltd.	14,000	189,207
CSI Properties, Ltd.	290,000	12,083
Daibiru Corp.	3,400	37,884
Daikyo, Inc.	7,000	20,966
Daito Trust Construction Co., Ltd.	1,200	113,137
Daiwa House Industry Co., Ltd.	8,000	149,324
Dan Form Holdings Co., Ltd.	74,000	9,011
Emperor International Holdings	44,000	11,834
Great Eagle Holdings, Ltd.	5,000	19,010
Henderson Land Development Co., Ltd.	4,400	26,149
Ho Bee Investment, Ltd.	9,000	13,950
Hong Fok Corp., Ltd.	29,000	15,726
Hongkong Land Holdings, Ltd.	8,000	54,798
Hysan Development Co., Ltd.	14,000	59,837
K Wah International Holdings, Ltd.	31,000	14,110
Keihanshin Building Co., Ltd.	2,400	13,311
Keppel Land, Ltd.	19,000	49,895
Kerry Properties, Ltd.	22,000	85,405
Killam Properties, Inc.	2,600	26,452
Lai Sun Development (a)	277,000	7,157
New World Development Co., Ltd.	24,000	33,001
PSP Swiss Property AG (a)	709	61,323
Sankyo Frontier Co., Ltd.	4,000	27,423
Singapore Land, Ltd.	2,000	14,094
Sun Hung Kai Properties, Ltd.	19,000	244,284
Swire Pacific, Ltd. - Class A	7,000	83,835
Swire Properties, Ltd.	31,000	91,667
UOL Group, Ltd.	15,000	79,520
Wharf Holdings, Ltd.	21,000	174,843
Wheelock & Co., Ltd.	20,000	99,259

		1,965,170

Road & Rail—0.4%
Amerco, Inc.	400	64,760
Canadian National Railway Co.	3,300	321,308
ComfortDelGro Corp., Ltd.	86,000	123,750
CSX Corp.	19,676	456,286
Go-Ahead Group plc	2,180	48,999
Guangshen Railway Co., Ltd. - Class H	62,000	25,155
Heartland Express, Inc.	1,000	13,870
Hitachi Transport System, Ltd.	1,000	16,484
Landstar System, Inc.	1,800	92,700
Nippon Konpo Unyu Soko Co., Ltd.	3,000	50,247
Norfolk Southern Corp.	6,038	438,661
Sankyu, Inc.	16,000	60,340
Seino Holdings Co., Ltd.	2,000	17,546
Trancom Co., Ltd.	800	22,346
Union Pacific Corp.	3,900	601,692
Utoc Corp.	3,700	12,312
West Japan Railway Co.	4,600	194,725

		2,561,181

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—0.5%
Alpha & Omega Semiconductor, Ltd. (a)	1,400	$10,696
Analog Devices, Inc.	4,100	184,746
ARM Holdings plc	10,192	123,321
Avago Technologies, Ltd.	2,500	93,450
CSR plc	5,704	46,550
Intel Corp.	42,601	1,031,796
KLA-Tencor Corp.	3,100	172,763
Kulicke & Soffa Industries, Inc. (a)	900	9,954
Linear Technology Corp.	4,100	151,044
Marvell Technology Group, Ltd.	3,000	35,130
Maxim Integrated Products, Inc.	6,400	177,792
Melexis NV	893	18,780
Nuflare Technology, Inc.	2	17,889
NVIDIA Corp.	5,800	81,374
Powertech Technology, Inc.	12,000	22,355
Radiant Opto-Electronics Corp.	3,000	9,771
Rohm Co., Ltd.	1,800	72,606
Samsung Electronics Co., Ltd.	55	64,552
Shinko Electric Industries Co., Ltd.	1,500	17,578
SMA Solar Technology AG	1,073	31,977
Texas Instruments, Inc.	15,785	550,423
Transcend Information, Inc.	3,000	9,276
Xilinx, Inc.	3,300	130,713

		3,064,536

Software—0.7%
Activision Blizzard, Inc.	5,500	78,430
CA, Inc.	8,000	229,040
Capcom Co., Ltd.	2,100	33,986
Check Point Software Technologies, Ltd. (a)	500	24,840
Constellation Software, Inc.	500	68,936
DTS Corp.	1,900	27,646
FactSet Research Systems, Inc.	300	30,582
Giant Interactive Group, Inc. (ADR)	2,500	20,025
Intuit, Inc.	5,300	323,459
Micro Focus International plc	5,697	61,353
MICROS Systems, Inc. (a)	2,500	107,875
Microsoft Corp.	50,000	1,726,500
Nemetschek AG	254	16,364
Nexon Co., Ltd.	9,300	102,597
Oracle Corp.	27,800	854,016
Oracle Corp. Japan	2,500	103,915
Sage Group plc (The)	25,655	133,052
SAP AG	2,190	160,365
Software AG	1,757	52,586
Symantec Corp.	13,000	292,110
Tecmo Koei Holdings Co., Ltd.	3,200	28,653
Trend Micro, Inc.	1,500	47,646

		4,523,976

Specialty Retail—0.7%
ABC-Mart, Inc.	1,700	66,337
Advance Auto Parts, Inc.	1,500	121,755
Alpen Co., Ltd.	1,100	21,163
American Eagle Outfitters, Inc.	2,400	43,824
ANN, Inc. (a)	400	13,280
AOKI Holdings, Inc.	500	15,100

Specialty Retail—(Continued)
Aoyama Trading Co., Ltd.	1,200	$31,727
ARB Corp., Ltd.	3,206	33,327
AutoZone, Inc. (a)	500	211,845
Bed Bath & Beyond, Inc. (a)	3,200	226,880
Buckle, Inc. (The)	700	36,414
Carphone Warehouse Group plc	5,502	20,880
Cash Converters International, Ltd.	12,511	12,109
Cato Corp. (The) - Class A	500	12,480
Chico’s FAS, Inc.	2,800	47,768
Clas Ohlson AB - B Shares	892	11,782
CST Brands, Inc. (a)	400	12,324
Delticom AG	393	19,808
Destination Maternity Corp.	500	12,300
Dick’s Sporting Goods, Inc.	2,000	100,120
Dunelm Group plc	2,375	34,046
Express, Inc. (a)	1,600	33,552
Finish Line, Inc. (The) - Class A	500	10,930
Foot Locker, Inc.	1,500	52,695
GameStop Corp. - Class A	2,400	100,872
Gap, Inc. (The)	4,300	179,439
Genesco, Inc. (a)	200	13,398
Giordano International, Ltd.	20,000	17,490
Guess?, Inc.	1,300	40,339
Halfords Group plc	4,248	20,607
Hennes & Mauritz AB - B Shares	646	21,153
Home Depot, Inc. (The)	9,900	766,953
Honeys Co., Ltd.	790	8,664
JB Hi-Fi, Ltd.	1,818	27,821
JUMBO S.A. (a)	2,965	29,361
L Brands, Inc.	4,000	197,000
Lowe’s Cos., Inc.	4,950	202,455
Men’s Wearhouse, Inc. (The)	700	26,495
Nitori Holdings Co., Ltd.	850	68,611
O’Reilly Automotive, Inc. (a)	1,300	146,406
OrotonGroup, Ltd.	1,909	12,280
OSIM International, Ltd.	9,000	13,956
Pal Co., Ltd.	500	14,525
PetSmart, Inc.	2,000	133,980
Pier 1 Imports, Inc.	600	14,094
Ross Stores, Inc.	2,700	174,987
rue21, Inc. (a)	300	12,483
Sally Beauty Holdings, Inc. (a)	1,200	37,320
Select Comfort Corp. (a)	400	10,024
Shimachu Co., Ltd.	1,000	24,523
Shimamura Co., Ltd.	400	48,601
Staples, Inc.	10,700	169,702
Super Retail Group, Ltd.	2,304	25,185
TJX Cos., Inc.	5,100	255,306
Tractor Supply Co.	600	70,566
United Arrows, Ltd.	500	20,948
USS Co., Ltd.	550	69,821
WH Smith plc	4,386	47,754
Williams-Sonoma, Inc.	1,100	61,479
Winmark Corp.	300	19,461
Xebio Co., Ltd.	900	18,440
Yamada Denki Co., Ltd.	340	13,799

		4,338,744

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—0.3%
361 Degrees International, Ltd.	42,000	$9,993
Adidas AG	1,462	158,017
Anta Sports Products, Ltd.	20,000	17,479
Bijou Brigitte AG	106	10,231
Burberry Group plc	5,444	112,307
China Lilang, Ltd.	32,000	17,007
China Taifeng Beddings Holdings, Ltd.	36,000	8,196
Coach, Inc.	2,500	142,725
Crocs, Inc. (a)	1,100	18,150
Deckers Outdoor Corp. (a)	700	35,357
Fossil Group, Inc. (a)	1,000	103,310
LVMH Moet Hennessy Louis Vuitton S.A.	420	67,635
NIKE, Inc. - Class B	7,799	496,640
Pacific Textile Holdings, Ltd.	10,000	11,256
Peak Sport Products Co., Ltd.	74,000	13,177
Ports Design, Ltd.	18,000	11,686
Pou Chen Corp.	17,000	16,143
Ralph Lauren Corp.	1,000	173,740
Steven Madden, Ltd. (a)	1,000	48,380
Swatch Group AG (The)	311	170,399
Tod’s S.p.A.	473	66,591
Van de Velde NV	570	24,855
Vera Bradley, Inc. (a)	1,200	25,992
VF Corp.	1,300	250,978
XTEP International Holdings	62,000	25,731

		2,035,975

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc.	4,800	112,002
TrustCo Bank Corp.	1,800	9,792
Washington Federal, Inc.	5,600	105,728

		227,522

Tobacco—0.6%
Altria Group, Inc.	12,900	451,371
British American Tobacco plc	22,983	1,180,255
Imperial Tobacco Group plc	4,217	146,520
Japan Tobacco, Inc.	1,300	45,947
KT&G Corp.	884	57,338
Lorillard, Inc.	4,800	209,664
Philip Morris International, Inc.	12,534	1,085,695
Reynolds American, Inc.	4,400	212,828
Swedish Match AB	3,108	109,878
Universal Corp.	1,000	57,850

		3,557,346

Trading Companies & Distributors—0.2%
Applied Industrial Technologies, Inc.	1,200	57,996
Inaba Denki Sangyo Co., Ltd.	1,200	30,903
ITOCHU Corp.	20,000	230,926
Kuroda Electric Co., Ltd.	1,200	15,984
Marubeni Corp.	10,000	66,857
Mitsubishi Corp.	11,500	197,021

Trading Companies & Distributors—(Continued)
Mitsui & Co., Ltd.	28,200	$354,316
MSC Industrial Direct Co., Inc. - Class A	1,100	85,206
Pan-United Corp., Ltd.	23,000	16,330
Ramirent Oyj	1,685	14,532
Richelieu Hardware, Ltd.	400	15,560
Sumitomo Corp.	9,400	117,252
Tomoe Engineering Co., Ltd.	500	8,220
Trusco Nakayama Corp.	800	15,955
Wajax Corp.	300	9,082
Wakita & Co., Ltd.	2,000	17,687
WW Grainger, Inc.	600	151,308
Yamazen Corp.	1,300	8,193

		1,413,328

Transportation Infrastructure—0.0%
Autostrada Torino-Milano S.p.A. (a)	4,303	48,981
Kamigumi Co., Ltd.	7,000	56,397
Societa Iniziative Autostradali e Servizi S.p.A.	8,926	72,757

		178,135

Wireless Telecommunication Services—0.3%
China Mobile, Ltd.	6,500	67,721
Drillisch AG	1,120	18,727
Freenet AG (a)	3,437	75,073
KDDI Corp.	5,400	280,969
Millicom International Cellular S.A.	2,185	157,608
Mobistar S.A.	1,533	32,033
MTN Group, Ltd.	2,972	55,128
NTT DoCoMo, Inc.	350	543,846
SmarTone Telecommunications Holdings, Ltd.	17,000	27,891
Sonaecom - SGPS S.A.	22,233	45,033
StarHub, Ltd.	38,000	125,307
Tele2 AB - B Shares	3,766	44,064
USA Mobility, Inc.	1,100	14,927
Vodacom Group, Ltd.	6,365	67,450
Vodafone Group plc	185,843	533,317

		2,089,094

Total Common Stocks (Cost $167,783,008)		173,609,916

Corporate Bonds & Notes—22.4%

Advertising—0.1%
Omnicom Group, Inc. 5.900%, 04/15/16	210,000	233,785
WPP Finance UK 8.000%, 09/15/14	490,000	528,813

		762,598

Aerospace/Defense—0.1%
United Technologies Corp. 4.500%, 06/01/42	575,000	567,009

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.7%
Altria Group, Inc. 4.125%, 09/11/15	400,000	$426,254
10.200%, 02/06/39	710,000	1,068,601
Lorillard Tobacco Co. 8.125%, 06/23/19	695,000	851,639
Philip Morris International, Inc. 6.375%, 05/16/38	645,000	766,559
Reynolds American, Inc. 3.250%, 11/01/22	865,000	804,101
7.625%, 06/01/16	485,000	565,452

		4,482,606

Auto Manufacturers—0.1%
Daimler Finance North America LLC 1.300%, 07/31/15 (144A)	400,000	400,880

Banks—7.0%
American Express Bank FSB 6.000%, 09/13/17	1,055,000	1,215,546
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	160,000	150,000
Bank of America Corp. 3.300%, 01/11/23	2,145,000	2,027,340
5.625%, 07/01/20	2,950,000	3,247,853
Bank of Montreal 1.950%, 01/30/17 (144A)	310,000	316,882
Bank of Nova Scotia 1.950%, 01/30/17 (144A)	1,120,000	1,144,416
Barclays Bank plc 6.050%, 12/04/17 (144A)	1,635,000	1,768,612
BBVA Banco Continental S.A. 3.250%, 04/08/18 (144A)	330,000	320,925
BBVA US Senior S.A. Unipersonal 4.664%, 10/09/15	400,000	412,049
BNP Paribas S.A. 2.375%, 09/14/17	625,000	618,750
3.250%, 03/03/23	905,000	831,923
Citigroup, Inc. 3.375%, 03/01/23	2,290,000	2,190,646
8.125%, 07/15/39	885,000	1,168,854
Corpbanca S.A. 3.125%, 01/15/18	435,000	412,208
Danske Bank A/S 3.875%, 04/14/16 (144A)	515,000	539,442
Goldman Sachs Group, Inc. (The) 3.625%, 01/22/23	2,450,000	2,344,094
5.750%, 01/24/22	2,000,000	2,206,026
HSBC Holdings plc 4.875%, 01/14/22	1,125,000	1,214,251
JPMorgan Chase & Co. 3.250%, 09/23/22	4,320,000	4,101,416
Morgan Stanley 3.750%, 02/25/23	3,345,000	3,198,767
5.500%, 01/26/20	1,555,000	1,669,117

Banks—(Continued)
National Bank of Canada 2.200%, 10/19/16 (144A)	655,000	$676,485
Norddeutsche Landesbank Girozentrale 0.875%, 10/16/15 (144A)	600,000	599,400
Rabobank Nederland 3.875%, 02/08/22	700,000	704,913
3.950%, 11/09/22	250,000	239,068
Royal Bank of Canada 2.625%, 12/15/15	255,000	264,945
Royal Bank of Scotland plc (The) 5.625%, 08/24/20	455,000	493,506
Societe Generale S.A. 2.750%, 10/12/17	415,000	416,054
Sparebank 1 Boligkreditt A/S 2.300%, 06/30/17 (144A)	1,500,000	1,527,895
Standard Chartered plc 3.950%, 01/11/23 (144A)	205,000	190,700
Swedbank Hypotek AB 2.375%, 04/05/17 (144A)	200,000	205,460
Toronto-Dominion Bank (The) 1.500%, 03/13/17 (144A)	3,060,000	3,074,994
UBS AG 2.250%, 03/30/17 (144A)	1,700,000	1,756,617
Wells Fargo & Co. 3.500%, 03/08/22	1,425,000	1,441,127

		42,690,281

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	915,000	792,770
5.375%, 11/15/14	300,000	318,436
Fomento Economico Mexicano S.A.B. de C.V. 4.375%, 05/10/43	660,000	574,537
SABMiller Holdings, Inc. 1.850%, 01/15/15 (144A)	400,000	405,822

		2,091,565

Biotechnology—0.2%
Amgen, Inc. 4.500%, 03/15/20	250,000	272,309
Genentech, Inc. 4.750%, 07/15/15	300,000	323,648
Gilead Sciences, Inc. 4.500%, 04/01/21	450,000	487,636

		1,083,593

Chemicals—0.3%
Agrium, Inc. 3.150%, 10/01/22	770,000	723,892
3.500%, 06/01/23	200,000	192,383
CF Industries, Inc. 3.450%, 06/01/23	165,000	158,568

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Mosaic Co. (The) 3.750%, 11/15/21	255,000	$255,205
4.875%, 11/15/41	335,000	320,500

		1,650,548

Computers—0.5%
Apple, Inc. 2.400%, 05/03/23	935,000	867,179
International Business Machines Corp. 7.625%, 10/15/18	1,785,000	2,271,291

		3,138,470

Distribution/Wholesale—0.1%
Glencore Funding LLC 4.125%, 05/30/23 (144A)	670,000	597,562

Diversified Financial Services—0.7%
Caterpillar Financial Services Corp. 7.150%, 02/15/19	300,000	374,223
Credit Suisse AG 1.625%, 03/06/15 (144A)	215,000	218,118
Ford Motor Credit Co. LLC 1.700%, 05/09/16	440,000	432,822
2.750%, 05/15/15	400,000	405,596
6.625%, 08/15/17	1,710,000	1,935,366
Jefferies Group LLC 5.125%, 01/20/23	285,000	282,802
SLM Corp. 6.000%, 01/25/17	700,000	731,500

		4,380,427

Electric—1.2%
Dominion Resources, Inc. 4.050%, 09/15/42	600,000	526,520
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	587,687
Electricite de France S.A. 5.250%, 01/29/23 (144A) (b)	590,000	564,040
6.500%, 01/26/19 (144A)	180,000	213,278
Florida Power Corp. 6.400%, 06/15/38	1,125,000	1,378,162
Georgia Power Co. 4.300%, 03/15/42	545,000	499,807
MidAmerican Energy Holdings Co. 6.500%, 09/15/37	345,000	409,679
Nisource Finance Corp. 4.800%, 02/15/44	230,000	208,265
6.125%, 03/01/22	410,000	462,711
Pacific Gas & Electric Co. 6.250%, 03/01/39	500,000	598,184
Public Service Co. of Colorado 4.750%, 08/15/41	475,000	490,959
Southern California Edison Co. 4.500%, 09/01/40	575,000	572,553
5.500%, 03/15/40	335,000	383,480

Electric—(Continued)
Virginia Electric and Power Co. 4.000%, 01/15/43	440,000	$405,115

		7,300,440

Electronics—0.0%
Honeywell International, Inc. 5.700%, 03/15/37	240,000	279,871

Environmental Control—0.1%
Republic Services, Inc. 5.250%, 11/15/21	85,000	93,323
6.200%, 03/01/40	185,000	211,010

		304,333

Food—0.7%
ConAgra Foods, Inc. 1.900%, 01/25/18	400,000	393,232
General Mills, Inc. 5.700%, 02/15/17	300,000	339,739
Kraft Foods Group, Inc. 6.125%, 08/23/18	300,000	352,244
Kroger Co. (The) 5.000%, 04/15/42	260,000	249,378
Mondelez International, Inc. 6.125%, 02/01/18	300,000	346,720
6.875%, 02/01/38	510,000	623,090
6.875%, 01/26/39	310,000	382,603
Tyson Foods, Inc. 4.500%, 06/15/22	565,000	577,331
Want Want China Finance, Ltd. 1.875%, 05/14/18 (144A)	830,000	776,789

		4,041,126

Forest Products & Paper—0.2%
International Paper Co. 7.300%, 11/15/39	210,000	252,034
7.500%, 08/15/21	100,000	122,738
7.950%, 06/15/18	450,000	550,989

		925,761

Healthcare-Services—0.4%
Aetna, Inc. 4.500%, 05/15/42	75,000	69,439
Humana, Inc. 3.150%, 12/01/22	640,000	593,939
7.200%, 06/15/18	95,000	113,164
UnitedHealth Group, Inc. 6.500%, 06/15/37	285,000	341,275
WellPoint, Inc. 4.650%, 01/15/43	1,475,000	1,374,828

		2,492,645

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—1.5%
Allstate Corp. (The) 3.150%, 06/15/23	655,000	$635,957
American International Group, Inc. 5.600%, 10/18/16	520,000	579,432
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	425,000	392,194
CNA Financial Corp. 7.350%, 11/15/19	455,000	550,918
Hartford Financial Services Group, Inc. 5.125%, 04/15/22	295,000	320,994
6.625%, 03/30/40	945,000	1,123,276
ING US, Inc. 5.500%, 07/15/22 (144A)	480,000	510,599
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	126,581
6.500%, 05/01/42 (144A)	540,000	577,762
Lincoln National Corp. 4.850%, 06/24/21	390,000	414,405
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	720,000	776,784
Pacific LifeCorp 5.125%, 01/30/43 (144A)	240,000	217,612
Prudential Financial, Inc. 5.375%, 06/21/20	1,100,000	1,233,145
5.800%, 11/16/41	725,000	780,403
Swiss Re Treasury US Corp. 2.875%, 12/06/22 (144A)	260,000	241,592
4.250%, 12/06/42 (144A)	415,000	365,145
Willis Group Holdings plc 5.750%, 03/15/21	210,000	227,359
XLIT, Ltd. 5.750%, 10/01/21	300,000	339,507

		9,413,665

Iron/Steel—0.2%
OJSC Novolipetsk Steel via Steel Funding, Ltd. 4.450%, 02/19/18 (144A)	450,000	418,500
Reliance Steel & Aluminum Co. 4.500%, 04/15/23	600,000	569,026

		987,526

Media—1.3%
Comcast Corp. 4.500%, 01/15/43	925,000	883,238
6.300%, 11/15/17	300,000	354,465
COX Communications, Inc. 4.700%, 12/15/42 (144A)	125,000	110,874
5.450%, 12/15/14	176,000	187,795
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	350,000	351,692
3.550%, 03/15/15	400,000	415,270
5.150%, 03/15/42	385,000	343,448
Discovery Communications LLC 4.875%, 04/01/43	635,000	586,997

Media—(Continued)
NBCUniversal Media LLC 4.375%, 04/01/21	1,990,000	$2,146,601
News America, Inc. 6.650%, 11/15/37	785,000	903,336
Pearson Funding Five plc 3.250%, 05/08/23 (144A)	420,000	387,172
Time Warner Cable, Inc. 5.850%, 05/01/17	300,000	330,542
6.550%, 05/01/37	235,000	235,338
Time Warner, Inc. 4.900%, 06/15/42	300,000	285,436
UBM plc 5.750%, 11/03/20 (144A)	225,000	228,091

		7,750,295

Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 03/15/18 (144A)	885,000	841,702
3.550%, 03/01/22	250,000	227,089
Rio Tinto Finance USA plc 2.250%, 12/14/18	650,000	631,646
3.500%, 03/22/22	530,000	511,077
Rio Tinto Finance USA, Ltd. 8.950%, 05/01/14	300,000	319,701
9.000%, 05/01/19	510,000	662,537
Southern Copper Corp. 6.750%, 04/16/40	200,000	196,642
Teck Resources, Ltd. 5.200%, 03/01/42	475,000	402,886

		3,793,280

Miscellaneous Manufacturing—0.0%
General Electric Co. 4.125%, 10/09/42	215,000	200,056

Office/Business Equipment—0.0%
Xerox Corp. 4.250%, 02/15/15	260,000	271,621

Oil & Gas—1.2%
Apache Corp. 4.750%, 04/15/43	220,000	208,673
Canadian Natural Resources, Ltd. 5.700%, 05/15/17	300,000	340,227
Chevron Corp. 3.191%, 06/24/23	450,000	447,818
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	485,000	438,128
Ensco plc 4.700%, 03/15/21	425,000	451,232
Marathon Oil Corp. 0.900%, 11/01/15	400,000	397,780
2.800%, 11/01/22	850,000	786,386
Noble Energy, Inc. 4.150%, 12/15/21	380,000	392,355
6.000%, 03/01/41	350,000	394,312

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petrobras Global Finance B.V. 4.375%, 05/20/23	1,160,000	$1,064,117
Rowan Cos., Inc. 5.400%, 12/01/42	470,000	426,019
Shell International Finance B.V. 2.375%, 08/21/22	700,000	654,127
Suncor Energy, Inc. 6.100%, 06/01/18	300,000	349,725
6.850%, 06/01/39	520,000	612,518
Total Capital S.A. 2.300%, 03/15/16	400,000	413,010
Valero Energy Corp. 4.500%, 02/01/15	200,000	210,631

		7,587,058

Oil & Gas Services—0.2%
Weatherford International, Ltd. 5.950%, 04/15/42	975,000	921,541

Pharmaceuticals—0.5%
AbbVie, Inc. 2.900%, 11/06/22(144A)	305,000	285,218
Actavis, Inc. 3.250%, 10/01/22	135,000	125,860
4.625%, 10/01/42	70,000	62,468
Express Scripts Holding Co. 6.125%, 11/15/41	260,000	300,272
McKesson Corp. 0.950%, 12/04/15	505,000	503,650
Pfizer, Inc. 5.350%, 03/15/15	310,000	333,808
7.200%, 03/15/39	965,000	1,293,049

		2,904,325

Pipelines—0.7%
Enterprise Products Operating LLC 6.450%, 09/01/40	1,000,000	1,160,162
Kinder Morgan Energy Partners L.P. 3.500%, 09/01/23	575,000	538,864
3.950%, 09/01/22	230,000	226,889
5.625%, 02/15/15	429,000	460,000
ONEOK Partners L.P. 3.375%, 10/01/22	1,510,000	1,388,188
Plains All American Pipeline L.P. / PAA Finance Corp. 4.300%, 01/31/43	305,000	266,374

		4,040,477

Real Estate—0.1%
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	425,000	407,836

Real Estate Investment Trusts—0.9%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23	465,000	443,945

Real Estate Investment Trusts—(Continued)
Boston Properties L.P. 3.125%, 09/01/23	215,000	$198,595
3.850%, 02/01/23	1,240,000	1,217,715
Digital Realty Trust L.P. 5.875%, 02/01/20	1,030,000	1,123,883
ERP Operating L.P. 4.625%, 12/15/21	490,000	519,034
Health Care REIT, Inc. 4.125%, 04/01/19	575,000	601,445
Piedmont Operating Partnership L.P. 3.400%, 06/01/23(144A)	480,000	437,106
Ventas Realty L.P. / Ventas Capital Corp. 4.250%, 03/01/22	860,000	867,370

		5,409,093

Retail—0.7%
AutoZone, Inc. 2.875%, 01/15/23	880,000	803,584
Home Depot, Inc. (The) 5.950%, 04/01/41	510,000	607,588
Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	360,000	332,051
5.125%, 01/15/42	430,000	414,878
Nordstrom, Inc. 7.000%, 01/15/38	220,000	289,833
Wal-Mart Stores, Inc. 3.625%, 07/08/20	505,000	533,400
Yum! Brands, Inc. 6.250%, 03/15/18	1,235,000	1,428,269
6.875%, 11/15/37	105,000	125,567

		4,535,170

Software—0.4%
Microsoft Corp. 2.125%, 11/15/22	525,000	478,095
Oracle Corp. 2.500%, 10/15/22	1,770,000	1,632,255
3.750%, 07/08/14	400,000	413,106

		2,523,456

Telecommunications—1.1%
AT&T, Inc. 2.625%, 12/01/22	1,960,000	1,794,056
2.950%, 05/15/16	400,000	417,999
6.550%, 02/15/39	595,000	683,215
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/14	285,000	292,589
Cisco Systems, Inc. 4.450%, 01/15/20	945,000	1,045,929
5.500%, 01/15/40	775,000	879,051
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17(144A)	400,000	401,928
Embarq Corp. 7.995%, 06/01/36	185,000	195,202
Verizon Communications, Inc. 2.450%, 11/01/22	820,000	743,492

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—(Continued)
Vodafone Group plc 5.750%, 03/15/16	300,000	$333,232

		6,786,693

Textiles—0.0%
Mohawk Industries, Inc. 3.850%, 02/01/23	240,000	230,325

Transportation—0.3%
Burlington Northern Santa Fe LLC 4.400%, 03/15/42	515,000	472,765
Canadian Pacific Railway, Ltd. 5.750%, 01/15/42	395,000	436,100
CSX Corp. 6.250%, 04/01/15	315,000	344,144
Union Pacific Corp. 6.125%, 02/15/20	390,000	468,381

		1,721,390

Total Corporate Bonds & Notes (Cost $144,970,052)		136,673,522

Investment Company Securities—15.9%
3i Infrastructure plc	26,222	53,512
BB Biotech AG	305	36,468
Caledonia Investments plc	1,476	40,688
iShares Core S&P 500 ETF	87,426	14,072,963
iShares Russell 1000 Value Index Fund	369,189	30,934,346
PowerShares KBW Bank Portfolio	179,024	5,646,417
SPDR Barclays High Yield Bond ETF	290,642	11,477,453
Vanguard FTSE Developed Markets ETF	423,825	15,092,408
Vanguard Total Stock Market ETF	234,619	19,402,991

Total Investment Company Securities (Cost $91,527,375)		96,757,246

Foreign Government—2.3%

Sovereign—2.3%
Mexican Bonos 6.500%, 06/09/22 (MXN) (Cost $14,951,329)	171,560,000	13,916,718

U.S. Treasury & Government Agencies—1.1%

U.S. Treasury—1.1%
U.S. Treasury Bonds 3.125%, 02/15/43	1,455,000	1,358,152
U.S. Treasury Notes 0.125%, 12/31/14	2,865,000	2,859,852
0.375%, 02/15/16	835,000	831,282
0.625%, 09/30/17	1,450,000	1,417,714
1.750%, 05/15/23	550,000	515,109

Total U.S. Treasury & Government Agencies (Cost $6,998,888)		6,982,109

Preferred Stocks—0.1%
Security Description	Shares/ Principal Amount*	Value

Automobiles—0.0%
Volkswagen AG	417	$84,187

Electric Utilities—0.0%
Cia Energetica do Ceara - Class A	700	12,580

Health Care Equipment & Supplies—0.0%
Draegerwerk AG & Co. KGaA	159	21,791

Household Products—0.1%
Henkel AG & Co. KGaA	2,890	271,187

Independent Power Producers & Energy Traders—0.0%
AES Tiete S.A.	2,000	18,894

Media—0.0%
ProSiebenSat.1 Media AG (a)	1,276	54,788

Total Preferred Stocks (Cost $411,734)		463,427

Rights—0.0%

Hotels, Restaurants & Leisure—0.0%
New Hotel, Expires 12/31/13 (a)	300	0

Oil & Gas—0.0%
Repsol S.A., Expires 07/12/13 (a)	5,716	3,184

Total Rights (Cost $3,377)		3,184

Short-Term Investment—27.3%

Repurchase Agreement—27.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $166,854,139 on 07/01/13, collateralized by $169,780,000 U.S. Government Agency obligations with rates ranging from 1.000% - 2.230%, maturity dates ranging from 03/31/17 - 12/06/22, with a value of $170,194,617.	166,854,000	166,854,000

Total Short-Term Investment (Cost $166,854,000)		166,854,000

Total Investments—97.6% (Cost $593,499,763) (c)		595,260,122
Other assets and liabilities (net)—2.4%		14,358,370

Net Assets—100.0%		$609,618,492

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	As of June 30, 2013, the aggregate cost of investments was $593,499,763. The aggregate unrealized appreciation and depreciation of investments were $18,775,608 and $(17,015,249), respectively, resulting in net unrealized appreciation of $1,760,359.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, the market value of 144A securities was $20,598,199, which is 3.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(MXN)—	Mexican Peso

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	9,920,000	Toronto-Dominion Bank	09/26/13	USD	9,709,118	$(296,288)
CHF	2,200,000	State Street Bank and Trust	09/26/13	USD	2,388,591	(57,628)
EUR	15,757,000	Barclays Bank plc	09/26/13	USD	21,087,042	(569,187)
EUR	5,745,000	State Street Bank and Trust	09/26/13	USD	7,480,926	(119)
GBP	6,846,300	Royal Bank of Scotland plc	09/26/13	USD	10,720,765	(313,722)

Contracts to Deliver
AUD	5,562,000	Westpac Banking Corp.	09/26/13	USD	5,235,655	$180,542
CAD	9,920,000	Barclays Bank plc	09/26/13	USD	9,464,655	51,825
CAD	2,459,000	Barclays Bank plc	09/26/13	USD	2,346,128	12,847
JPY	58,120,000	State Street Bank and Trust	09/26/13	USD	594,961	8,717
JPY	984,500,000	Westpac Banking Corp.	09/26/13	USD	10,351,869	421,437
MXN	57,937,000	State Street Bank and Trust	09/26/13	USD	4,448,473	11,005

Cross Currency Contracts to Buy
EUR	14,899,225	State Street Bank and Trust	09/26/13	CHF	18,370,000	$(62,632)
NOK	139,460,736	Skandinaviska Enskilda Banken AB	09/26/13	SEK	157,030,000	(482,339)

	Net Unrealized Depreciation					$(1,095,542)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	09/19/13	557	CAD	75,797,697	$(2,474,400)
Euro Stoxx 50 Index Futures	09/20/13	405	EUR	10,697,623	(228,730)
FTSE 100 Index Futures	09/20/13	148	GBP	9,171,365	(79,614)
Nikkei 225 Index Futures	09/12/13	128	JPY	1,731,133,440	200,711
Russell 2000 Mini Index Futures	09/20/13	332	USD	32,642,765	(282,725)
S&P 500 E-Mini Index Futures	09/20/13	328	USD	26,755,074	(526,554)
S&P TSE 60 Index Futures	09/19/13	73	CAD	10,220,241	(100,182)
Topix Index Futures	09/12/13	27	JPY	300,765,960	46,421
U.S. Treasury Note 2 Year Futures	09/30/13	32	USD	7,052,052	(12,052)
U.S. Treasury Note 5 Year Futures	09/30/13	80	USD	9,790,755	(107,005)

Futures Contracts—Short
ASX SPI 200 Index Futures	09/19/13	(107)	AUD	(12,513,647)	(222,627)
Euro Stoxx 50 Index Futures	09/20/13	(204)	EUR	(5,162,637)	(178,694)
FTSE 100 Index Futures	09/20/13	(220)	GBP	(13,232,463)	(491,019)
MSCI Taiwan Index Futures	07/30/13	(220)	USD	(5,913,294)	(235,706)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	09/20/13	(1,064)	USD	(83,956,560)	$(1,126,200)
Topix Index Futures	09/12/13	(5)	JPY	(55,347,600)	(12,123)
U.S. Treasury Note 10 Year Futures	09/19/13	(922)	USD	(119,810,395)	3,119,770
Ultra Long U.S. Treasury Bond Futures	09/19/13	(2)	USD	(280,497)	8,809
Ultra Long U.S. Treasury Bond Futures	09/19/13	(8)	USD	(1,199,987)	21,487

Net Unrealized Depreciation					$(2,680,433)

Swap Agreements

OTC interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Pay	3-Month USD-LIBOR	2.106%	07/23/23	JPMorgan Chase Bank N.A.	USD	5,500,000	$(292,892)	$—	$(292,892)
Pay	3-Month USD-LIBOR	1.911%	07/25/23	JPMorgan Chase Bank N.A.	USD	5,000,000	(355,504)	—	(355,504)
Pay	3-Month USD-LIBOR	1.911%	07/25/23	JPMorgan Chase Bank N.A.	USD	40,645,000	(2,890,437)	—	(2,890,437)
Pay	3-Month USD-LIBOR	1.933%	07/25/23	UBS AG	USD	120,405,000	(8,326,596)	—	(8,326,596)
Pay	6-Month PLN-WIBOR	3.200%	06/18/18	JPMorgan Chase Bank N.A.	PLN	18,000,000	(141,463)	—	(141,463)

Totals							$(12,006,892)	$—	$(12,006,892)

Centrally cleared interest rate swap agreement

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3-Month USD-LIBOR	2.443%	07/25/23	USD	5,000,000	$(116,949)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,654,576	$549,382	$—	$4,203,958
Air Freight & Logistics	287,962	194,400	—	482,362
Airlines	198,633	217,044	—	415,677
Auto Components	685,615	2,504,018	—	3,189,633
Automobiles	77,350	1,053,802	—	1,131,152
Beverages	2,247,438	996,748	—	3,244,186
Biotechnology	1,536,864	61,199	—	1,598,063
Building Products	—	133,940	—	133,940
Capital Markets	2,222,467	969,743	—	3,192,210
Chemicals	2,623,788	2,091,807	—	4,715,595
Commercial Banks	2,468,449	7,148,085	—	9,616,534
Commercial Services & Supplies	285,915	532,864	—	818,779
Communications Equipment	1,855,041	238,512	—	2,093,553
Computers & Peripherals	3,749,380	104,812	—	3,854,192
Construction & Engineering	33,024	1,109,019	—	1,142,043
Construction Materials	—	190,991	—	190,991
Consumer Finance	1,123,724	—	—	1,123,724
Containers & Packaging	283,664	115,040	—	398,704
Distributors	202,982	106,574	—	309,556
Diversified Consumer Services	310,359	47,726	—	358,085
Diversified Financial Services	3,536,531	938,369	—	4,474,900
Diversified Telecommunication Services	1,638,127	2,696,120	—	4,334,247
Electric Utilities	1,442,431	1,124,798	—	2,567,229
Electrical Equipment	995,921	958,684	—	1,954,605
Electronic Equipment, Instruments & Components	888,678	763,913	—	1,652,591
Energy Equipment & Services	1,226,447	495,937	—	1,722,384
Food & Staples Retailing	1,934,990	1,909,048	—	3,844,038
Food Products	1,865,310	3,598,207	—	5,463,517
Gas Utilities	—	500,412	—	500,412
Health Care Equipment & Supplies	3,671,862	467,199	—	4,139,061
Health Care Providers & Services	2,050,451	444,845	—	2,495,296
Health Care Technology	42,807	—	—	42,807
Hotels, Restaurants & Leisure	2,129,905	961,403	—	3,091,308
Household Durables	330,868	206,268	—	537,136
Household Products	3,163,496	855,003	—	4,018,499
Independent Power Producers & Energy Traders	36,365	73,158	—	109,523
Industrial Conglomerates	1,659,508	697,554	—	2,357,062

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$4,998,476	$3,158,266	$—	$8,156,742
Internet & Catalog Retail	232,898	54,785	—	287,683
Internet Software & Services	1,347,104	155,187	—	1,502,291
IT Services	4,044,743	518,275	—	4,563,018
Leisure Equipment & Products	644,514	142,320	—	786,834
Life Sciences Tools & Services	463,058	23,012	—	486,070
Machinery	2,980,136	1,442,611	—	4,422,747
Marine	24,096	102,127	—	126,223
Media	2,503,924	1,063,768	—	3,567,692
Metals & Mining	698,211	2,072,401	—	2,770,612
Multi-Utilities	237,968	1,508,264	—	1,746,232
Multiline Retail	974,955	291,355	—	1,266,310
Office Electronics	267,469	487,610	—	755,079
Oil, Gas & Consumable Fuels	8,581,578	4,936,101	—	13,517,679
Paper & Forest Products	101,952	143,947	—	245,899
Personal Products	335,646	570,867	—	906,513
Pharmaceuticals	7,004,994	8,080,441	—	15,085,435
Professional Services	333,622	282,983	—	616,605
Real Estate Investment Trusts	988,445	339,248	—	1,327,693
Real Estate Management & Development	26,452	1,938,718	—	1,965,170
Road & Rail	1,989,277	571,904	—	2,561,181
Semiconductors & Semiconductor Equipment	2,629,881	434,655	—	3,064,536
Software	3,755,813	768,163	—	4,523,976
Specialty Retail	3,568,926	769,818	—	4,338,744
Textiles, Apparel & Luxury Goods	1,295,272	740,703	—	2,035,975
Thrifts & Mortgage Finance	227,522	—	—	227,522
Tobacco	2,017,408	1,539,938	—	3,557,346
Trading Companies & Distributors	319,152	1,094,176	—	1,413,328
Transportation Infrastructure	—	178,135	—	178,135
Wireless Telecommunication Services	36,629	2,052,465	—	2,089,094
Total Common Stocks	103,091,049	70,518,867	—	173,609,916
Total Corporate Bonds & Notes*	—	136,673,522	—	136,673,522
Investment Company Securities	96,626,578	130,668	—	96,757,246
Total Foreign Government*	—	13,916,718	—	13,916,718
Total U.S. Treasury & Government Agencies*	—	6,982,109	—	6,982,109
Preferred Stocks
Automobiles	—	84,187	—	84,187
Electric Utilities	12,580	—	—	12,580
Health Care Equipment & Supplies	—	21,791	—	21,791
Household Products	—	271,187	—	271,187
Independent Power Producers & Energy Traders	18,894	—	—	18,894
Media	—	54,788	—	54,788
Total Preferred Stocks	31,474	431,953	—	463,427
Total Rights*	3,184	—	—	3,184
Total Short-Term Investment*	—	166,854,000	—	166,854,000
Total Investments	$199,752,285	$395,507,837	$—	$595,260,122

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$686,373	$—	$686,373
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,781,915)	—	(1,781,915)
Total Forward Contracts	$—	$(1,095,542)	$—	$(1,095,542)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,397,198	$—	$—	$3,397,198
Futures Contracts (Unrealized Depreciation)	(6,077,631)	—	—	(6,077,631)
Total Futures Contracts	$(2,680,433)	$—	$—	$(2,680,433)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(116,949)	$—	$(116,949)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(12,006,892)	$—	$(12,006,892)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $63,017 were due to increased trading activity.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$428,406,122
Repurchase Agreement	166,854,000
Cash denominated in foreign currencies (b)	742,399
Cash collateral (c)	21,802,965
Unrealized appreciation on forward foreign currency exchange contracts	686,373
Receivable for:
Investments sold	2,978,230
Fund shares sold	2,167,416
Dividends	431,824
Interest	1,917,652
Variation margin on futures contracts	700,797
Swap interest	603,439
Other assets	843

Total Assets	627,292,060
Liabilities
Due to custodian	428,869
Payables for:
Investments purchased	2,630,506
Fund shares redeemed	2,915
Foreign taxes	1,074
Swaps at market value	12,006,892
Unrealized depreciation on forward foreign currency exchange contracts	1,781,915
Variation margin payable on swap contracts	2,789
Variation margin on futures contracts	83,978
Swap interest	90,378
Accrued expenses:
Management fees	316,942
Distribution and service fees	121,558
Deferred trustees’ fees	12,462
Other expenses	193,290

Total Liabilities	17,673,568

Net Assets	$609,618,492

Net assets consist of:
Paid in surplus	$609,118,538
Undistributed net investment income	3,178,808
Accumulated net realized gain	11,459,140
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(14,137,994)

Net Assets	$609,618,492

Net Assets
Class B	$609,618,492
Capital Shares Outstanding*
Class B	57,376,199
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $426,645,763.
(b)	Identified cost of cash denominated in foreign currencies was $743,446.
(c)	Includes collateral of $12,980,000 for swaps, $269,184 for centrally cleared swaps and $8,553,781 for futures.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends	$3,755,213
Interest (a)	2,045,124

Total investment income	5,800,337
Expenses
Management fees	1,604,341
Administration fees	9,349
Deferred expense reimbursement	97,343
Custodian and accounting fees	204,520
Distribution and service fees—Class B	613,136
Audit and tax services	19,191
Legal	8,735
Trustees’ fees and expenses	14,118
Shareholder reporting	10,089
Insurance	16
Organizational expense	904
Miscellaneous	3,099

Total expenses	2,584,841

Net Investment Income	3,215,496

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	1,402,988
Futures contracts	8,726,251
Swap contracts	1,377,659
Foreign currency transactions	878,682

Net realized gain	12,385,580

Net change in unrealized depreciation on:
Investments (b)	(543,469)
Futures contracts	(3,893,440)
Swap contracts	(12,245,329)
Foreign currency transactions	(1,069,555)

Net change in unrealized depreciation	(17,751,793)

Net realized and unrealized loss	(5,366,213)

Net Decrease in Net Assets From Operations	$(2,150,717)

(a)	Net of foreign withholding taxes of $150,669.
(b)	Net of foreign capital gains tax of $2,017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,215,496	$2,020,057
Net realized gain	12,385,580	6,918,189
Net change in unrealized appreciation (depreciation)	(17,751,793)	3,613,799

Increase (decrease) in net assets from operations	(2,150,717)	12,552,045

From Distributions to Shareholders
Net investment income
Class B	(47,807)	(2,404,193)
Net realized capital gains
Class B	(2,055,699)	(5,415,632)

Total distributions	(2,103,506)	(7,819,825)

Increase in net assets from capital share transactions	278,600,509	330,539,986

Total Increase in Net Assets	274,346,286	335,272,206

Net Assets
Beginning of period	335,272,206	0

End of period	$609,618,492	$335,272,206

Undistributed Net Investment Income
End of period	$3,178,808	$11,119

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012(a)
	Shares	Value	Shares	Value
Class B
Sales	26,047,193	$283,481,132	31,795,345	$330,545,445
Reinvestments	192,806	2,103,506	741,919	7,819,825
Redemptions	(636,772)	(6,984,129)	(764,292)	(7,825,284)

Net increase	25,603,227	$278,600,509	31,772,972	$330,539,986

Increase derived from capital shares transactions		$278,600,509		$330,539,986

(a)	Commencement of operations was April 23, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.14
Net realized and unrealized gain on investments	0.04		0.67

Total from investment operations	0.11		0.81

Less Distributions
Distributions from net investment income	(0.00	) (c)	(0.08)
Distributions from net realized capital gains	(0.04)		(0.18)

Total distributions	(0.04)		(0.26)

Net Asset Value, End of Period	$10.62		$10.55

Total Return (%) (d)	1.07	(e)	8.06	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	(f)	1.24	(f)
Net ratio of expenses to average net assets (%) (g)	1.05	(f)	1.10	(f)
Ratio of net investment income to average net assets (%)	1.31	(f)	1.96	(f)
Portfolio turnover rate (%)	39	(e)	132	(e)
Net assets, end of period (in millions)	$609.6		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2013	% of Total Assets at June 30, 2013
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$0	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the consolidated financial statements were issued.

MIST-33

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and

MIST-34

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, return of capital adjustments, passive foreign investment companies, foreign currency tax expense reclass and distribution and service fees. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $166,854,000, which is included on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

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Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be

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illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under

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which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At June 30, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Swaps at market value (b)	$12,006,892
			Unrealized depreciation on centrally cleared swaps* (a)	116,949
	Unrealized appreciation on futures contracts** (a)	$3,150,066	Unrealized depreciation on futures contracts** (a)	2,593,457
Equity	Unrealized appreciation on futures contracts** (a)	247,132	Unrealized depreciation on futures contracts** (a)	3,484,174
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	686,373	Unrealized depreciation on forward foreign currency exchange contracts	1,781,915

Total		$4,083,571		$19,983,387

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received(c)	Net Amount
Barclays Bank plc	$64,672	$(64,672)	$—	$—
State Street Bank and Trust	19,722	(19,722)	—	—
Westpac Banking Corp.	601,979	—	—	601,979

	$686,373	$(84,394)	$—	$601,979

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(c)	Net Amount
Barclays Bank plc	$569,187	$(64,672)	$—	$504,515
JPMorgan Chase Bank N.A.	3,680,296	—	(3,680,296)	—
Royal Bank of Scotland plc	313,722	—	—	313,722
Skandinaviska Enskilda Banken AB	482,339	—	—	482,339
State Street Bank and Trust	120,379	(19,722)	—	100,657
Toronto-Dominion Bank	296,288	—	—	296,288
UBS AG	8,326,596	—	(8,326,596)	—

	$13,788,807	$(84,394)	$(12,006,892)	$1,697,521

Transactions in derivative instruments during the six months ended June 30, 2013, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$1,208,846	$1,208,846
Futures contracts	(653,867)	9,380,118	—	8,726,251
Swap contracts	1,377,659	—	—	1,377,659

	$723,792	$9,380,118	$1,208,846	$11,312,756

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,065,697)	$(1,065,697)
Futures contracts	516,412	(4,409,852)	—	(3,893,440)
Swap contracts	(12,245,329)	—	—	(12,245,329)

	$(11,728,917)	$(4,409,852)	$(1,065,697)	$(17,204,466)

For the six months ended June 30, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount(d)
Forward Foreign currency transactions	$120,833,507
Futures contracts long	51,136,704
Futures contracts short	61,449,303
Swap contracts	152,719,547

(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes swap interest receivable of $603,439 and swap interest payable of $90,378.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(d)	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically

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assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA) which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$61,838,986	$263,189,038	$70,907,567	$73,542,872

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Schroder Investment Management North America Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$1,604,341	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Amounts Deferred in 2012 Subject to repayment until December 31,

Class B	2017
1.10%	$97,343

Amounts waived for the six months ended June 30, 2013 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of June 30, 2013, there were no expenses deferred in 2013 and $97,343 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2012, which were recovered during the period ended June 30, 2013 was $97,343. Amounts recouped for the period ended June 30, 2013 are shown as Deferred expense reimbursement in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in

MIST-41

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2013 (Unaudited)—(Continued)

certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$7,646,845	$172,980	$7,819,825

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$1,290,436	$724,868	$2,745,959	$4,761,263

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-42

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 2.84%, 2.69%, and 2.78%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 6.05%.

MARKET ENVIRONMENT / CONDITIONS

Relieved by the orderly mitigation of a fiscal retrenchment in the United States (U.S.), global equities surged as trading opened in 2013. The turn of the calendar brought a renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the upcoming year. Continued weakness in the Japanese yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European equity shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the United Kingdom (UK) weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for the Chinese annual economic growth rate in 2013. As major central banks maintained their commitment to accommodative monetary policy and the United States reported strong February jobs data on March 8, equities looked like they might finish the quarter with renewed gains, but banking turmoil in Cyprus arrived to disorient investors further. As a condition of sufficient liquidity assistance from European financial authorities, Cyprus had little choice but to impose losses on uninsured depositors. This outcome likely reinforced an already heightened sense of caution among eurozone lenders, and most government bond yields spent the last two weeks of March giving back the modest upside that they had staked out since the start of the year. Fresh uncertainty in Europe lent additional cachet to U.S. assets, which proceeded to finish the first quarter on an upswing. Across the global stage, the opening months of 2013 produced ample sources of return for investors, but less aggressive equity positions were among the better performers.

The constructive momentum from the first quarter carried into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered after Chinese economic growth data failed to meet the expectations of investors, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke suggested during congressional testimony that the asset purchases by the Fed might slow if economic conditions continued to improve. The apparent softening in the official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money. Emerging markets assets tumbled and the Japanese yen saw its sharpest rally of the year. Income-oriented strategies suffered swift reversals as higher government yields reduced the relative appeal of the riskier alternatives. Equities began to regain their composure in early June as the World Bank pared its outlook for global growth and declining inflation expectations led investors to expect that tapering of asset purchases would remain a distant prospect. But the June 19 statement from the Federal Open Market Committee (FOMC) brought renewed angst. With upbeat economic language and no assurance that tapering would be deferred, the FOMC wording provoked yet another jump in bond yields and further volatility in equities. Gold prices plummeted to their lowest level since 2010. Hurt by a daunting spike in Chinese interbank rates and mounting financial pressures on Brazilian companies controlled by billionaire Eike Batista, broad averages of emerging market stocks sank to fresh 12-month lows. Although rebalance activity at the end of June helped global markets finish the second quarter on a steadier note, stocks and bonds were broadly weaker for the month. Over the full second quarter, equities in the U.S. and Japan were among the few winners, while bonds and commodities suffered widespread declines.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio experienced a fairly wide range of investment returns across global capital markets during the first six months of the year. Poor performance in commodities and fixed income assets helped to put downward pressure on absolute returns, offsetting the positive contribution from equities from developed countries. Tactical decisions and Exchange-Traded Fund (ETF) underperformance (particularly in the international space) resulted in the Portfolio lagging its strategic blended benchmark. The Portfolio’s performance was impacted most negatively by an out of benchmark holding in gold. Historically, the gold position had offered diversification benefits as well as positive returns for the Portfolio. However, the first half of 2013 saw a decided change in the market’s appetite for gold and gold prices plunged as a result. While the Portfolio’s position in gold was trimmed somewhat in February, the remaining 2% position was still subject to the more than 20% price decrease in the second quarter. In addition, ETFs as a whole were selling at a discount, which had an adverse impact on relative performance for the period. The market prices of the underlying ETFs held by the Portfolio relative to the net asset value of the securities held by the ETFs had a negative impact of approximately 0.50%.

MIST-1

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

The largest contributor to the Portfolio’s performance during the six month period ending June 30, 2013 was the relative underweight of investment grade fixed income and inflation protected securities against the Portfolio’s strategic targets. Both asset classes experienced negative returns for the period, as the Vanguard Total Bond Market ETF (BND) and the iShares TIPS Bond ETF (TIP) were down -2.64% and -7.42%, respectively. In equities, the Portfolio benefited from an overweight to dividend paying stocks, which were rewarded handsomely in the first half. The SPDR S&P Dividend ETF (SDY) returned 15.59% vs. 13.74% for the SPDR S&P 500 ETF (SPY).

The Portfolio ended June at its most defensive position thus far in 2013. The Portfolio’s overall equity exposure was reduced to be in line with that of the benchmark. Within equities, an overweight in U.S. dividend stocks relative to core S&P 500 was maintained. An overweight to Real Estate Investment Trusts (REITs) as well as to developed Pacific equities was held, funded by an underweight to Emerging Market equities. In fixed income, underweights in government and inflation protected bonds were offset by overweight positions in investment grade and high yield securities. Lastly, a modest overweight to gold continued to be held by the Portfolio.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
SSgA Growth and Income ETF Portfolio
Class A	2.84	9.84	6.18	4.88
Class B	2.69	9.63	5.91	5.13
Class E	2.78	9.71	6.01	4.73
MSCI ACWI (All Country World Index)	6.05	16.57	2.30	4.41

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	27.0
Vanguard Total Bond Market ETF	18.0
iShares MSCI EAFE Index Fund	11.4
SPDR Barclays High Yield Bond ETF	11.1
SPDR S&P Dividend ETF	5.2
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund	4.0
iShares Core S&P Small-Cap ETF	3.1
iShares iBoxx $ Investment Grade Corporate Bond Fund	3.0
Vanguard FTSE Emerging Markets ETF	2.9
Vanguard REIT ETF	2.5

MIST-3

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.31%	$1,000.00	$1,028.40	$1.56
	Hypothetical*	0.31%	$1,000.00	$1,023.26	$1.56

Class B(a)	Actual	0.56%	$1,000.00	$1,026.90	$2.81
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class E(a)	Actual	0.46%	$1,000.00	$1,027.80	$2.31
	Hypothetical*	0.46%	$1,000.00	$1,022.51	$2.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Investment Company Securities—97.6% of Net Assets

Security Description	Shares	Value
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund (a)	1,040,600	$116,557,606
iShares Core S&P Small-Cap ETF (a)	979,400	88,430,026
iShares Gold Trust (a) (b)	1,530,600	18,351,894
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	758,080	86,155,792
iShares MSCI Canada Index Fund (a)	1,473,300	38,600,460
iShares MSCI EAFE Index Fund	5,758,500	330,422,730
SPDR Barclays High Yield Bond ETF (a) (c)	8,131,210	321,101,483
SPDR Dow Jones International Real Estate ETF (a) (c)	1,119,998	44,687,920
SPDR Gold Trust (a) (b) (c)	248,400	29,596,860
SPDR S&P 500 ETF Trust (a) (c)	4,873,000	779,728,730
SPDR S&P Dividend ETF (a) (c)	2,250,900	149,234,670
SPDR S&P International Small Cap ETF (a) (c)	1,977,123	57,020,227
SPDR S&P MidCap 400 ETF Trust (a) (c)	147,800	31,094,164
Vanguard FTSE Emerging Markets ETF (a)	2,170,700	84,179,746
Vanguard FTSE Pacific ETF (a)	998,400	55,740,672
Vanguard REIT ETF (a)	1,032,600	70,960,272
Vanguard Total Bond Market ETF (a)	6,435,100	520,470,888

Total Investment Company Securities (Cost $2,631,734,589)		2,822,334,140

Short-Term Investments—28.6%
Security Description	Shares	Value

Mutual Funds—28.6%
AIM STIT-STIC Prime Portfolio	57,925,508	$57,925,508
State Street Navigator Securities Lending MET Portfolio (c) (d)	767,991,845	767,991,845

Total Short-Term Investments (Cost $825,917,353)		825,917,353

Total Investments—126.2% (Cost $3,457,651,942) (e)		3,648,251,493
Other assets and liabilities (net)—(26.2)%		(757,662,834)

Net Assets—100.0%		$2,890,588,659

(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $754,690,016 and the collateral received consisted of cash in the amount of $767,991,845 and non-cash collateral with a value of $4,192,317. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2013, the aggregate cost of investments was $3,457,651,942. The aggregate unrealized appreciation and depreciation of investments were $250,610,989 and $(60,011,438), respectively, resulting in net unrealized appreciation of $190,599,551.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$2,822,334,140	$—	$—	$2,822,334,140
Total Short-Term Investments*	825,917,353	—	—	825,917,353
Total Investments	$3,648,251,493	$—	$—	$3,648,251,493

Collateral for securities loaned (Liability)	$—	$(767,991,845)	$—	$(767,991,845)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,467,795,594
Affiliated investments at value (c) (d)	2,180,455,899
Receivable for:
Fund shares sold	145,709
Dividends	13,497,899
Interest	939

Total Assets	3,661,896,040
Liabilities
Payables for:
Fund shares redeemed	1,833,856
Collateral for securities loaned	767,991,845
Accrued expenses:
Management fees	736,406
Distribution and service fees	597,570
Administration fees	3,568
Custodian and accounting fees	10,946
Deferred trustees’ fees	41,001
Other expenses	92,189

Total Liabilities	771,307,381

Net Assets	$2,890,588,659

Net assets consist of:
Paid in surplus	$2,609,605,997
Undistributed net investment income	31,364,005
Accumulated net realized gain	59,019,106
Unrealized appreciation on investments and affiliated investments	190,599,551

Net Assets	$2,890,588,659

Net Assets
Class A	$23,771,761
Class B	2,855,375,478
Class E	11,441,420
Capital Shares Outstanding*
Class A	2,016,151
Class B	243,402,608
Class E	973,437
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.79
Class B	11.73
Class E	11.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $360,200,809.
(b)	Identified cost of investments, excluding affiliated investments, was $1,474,567,525.
(c)	Identified cost of affiliated investments was $1,983,084,417.
(d)	Includes securities loaned at value of $394,489,207.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$18,022,596
Dividends from affiliated investments	19,811,060
Interest	13,868
Securities lending income from affiliated investments	995,773

Total investment income	38,843,297
Expenses
Management fees	4,518,212
Administration fees	10,902
Custodian and accounting fees	16,148
Distribution and service fees—Class B	3,660,671
Distribution and service fees—Class E	8,313
Audit and tax services	18,308
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	31,956
Insurance	9,284
Miscellaneous	9,878

Total expenses	8,306,794

Net Investment Income	30,536,503

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	23,564,573
Affiliated investments	51,887,470
Capital gain distributions received from Underlying ETFs	736,608

Net realized gain	76,188,651

Net change in unrealized appreciation (depreciation) on:
Investments	(63,932,574)
Affiliated investments	38,244,404

Net change in unrealized depreciation	(25,688,170)

Net realized and unrealized gain	50,500,481

Net Increase in Net Assets From Operations	$81,036,984

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,536,503	$74,719,244
Net realized gain	76,188,651	68,011,446
Net change in unrealized appreciation (depreciation)	(25,688,170)	193,411,157

Increase in net assets from operations	81,036,984	336,141,847

From Distributions to Shareholders
Net investment income
Class A	(639,216)	(450,761)
Class B	(73,924,273)	(66,627,262)
Class E	(282,833)	(247,514)
Net realized capital gains
Class A	(547,900)	(385,715)
Class B	(69,436,858)	(62,141,652)
Class E	(255,856)	(223,182)

Total distributions	(145,086,936)	(130,076,086)

Increase in net assets from capital share transactions	43,561,258	79,888,250

Total Increase (Decrease) in Net Assets	(20,488,694)	285,954,011

Net Assets
Beginning of period	2,911,077,353	2,625,123,342

End of period	$2,890,588,659	$2,911,077,353

Undistributed net investment income
End of period	$31,364,005	$75,673,824

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	373,973	$4,600,590	650,834	$7,559,683
Reinvestments	100,094	1,187,116	73,633	836,476
Redemptions	(206,816)	(2,548,870)	(355,484)	(4,163,017)

Net increase	267,251	$3,238,836	368,983	$4,233,142

Class B
Sales	5,160,416	$63,140,061	20,328,825	$236,288,686
Reinvestments	12,138,961	143,361,131	11,385,403	128,768,914
Redemptions	(13,692,900)	(167,012,707)	(25,249,077)	(290,376,394)

Net increase	3,606,477	$39,488,485	6,465,151	$74,681,206

Class E
Sales	124,300	$1,517,822	265,774	$3,080,023
Reinvestments	45,536	538,689	41,544	470,696
Redemptions	(99,399)	(1,222,574)	(221,048)	(2,576,817)

Net increase	70,437	$833,937	86,270	$973,902

Increase derived from capital shares transactions		$43,561,258		$79,888,250

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$12.08		$11.21	$11.48	$10.34		$8.49	$11.80

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.34	0.34	0.39		0.35	0.30
Net realized and unrealized gain (loss) on investments	0.20		1.09	(0.17)	0.90		1.71	(3.15)

Total from investment operations	0.34		1.43	0.17	1.29		2.06	(2.85)

Less Distributions
Distributions from net investment income	(0.34)		(0.30)	(0.22)	(0.15)		(0.21)	(0.22)
Distributions from net realized capital gains	(0.29)		(0.26)	(0.22)	(0.00	)(b)	0.00	(0.24)

Total distributions	(0.63)		(0.56)	(0.44)	(0.15)		(0.21)	(0.46)

Net Asset Value, End of Period	$11.79		$12.08	$11.21	$11.48		$10.34	$8.49

Total Return (%) (c)	2.84	(d)	13.11	1.28	12.61		24.96	(24.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.31	(f)	0.32	0.32	0.33		0.40	0.52 (g)
Net ratio of expenses to average net assets (%) (e) (h)	0.31	(f)	0.32	0.32	0.33		0.37	0.51
Ratio of net investment income to average net assets (%) (i)	2.36	(f)	2.96	3.01	3.64		3.80	2.97
Portfolio turnover rate (%)	20	(d)	39	36	33		22	166
Net assets, end of period (in millions)	$23.8		$21.1	$15.5	$11.3		$4.5	$2.0

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$12.01		$11.15	$11.43	$10.32		$8.47	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.30	0.31	0.37		0.34	0.27
Net realized and unrealized gain (loss) on investments	0.20		1.10	(0.17)	0.88		1.70	(3.14)

Total from investment operations	0.32		1.40	0.14	1.25		2.04	(2.87)

Less Distributions
Distributions from net investment income	(0.31)		(0.28)	(0.20)	(0.14)		(0.19)	(0.19)
Distributions from net realized capital gains	(0.29)		(0.26)	(0.22)	(0.00	)(b)	0.00	(0.24)

Total distributions	(0.60)		(0.54)	(0.42)	(0.14)		(0.19)	(0.43)

Net Asset Value, End of Period	$11.73		$12.01	$11.15	$11.43		$10.32	$8.47

Total Return (%) (c)	2.69	(d)	12.85	1.06	12.24		24.89	(25.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.56	(f)	0.57	0.57	0.58		0.65	0.78 (g)
Net ratio of expenses to average net assets (%) (e) (h)	0.56	(f)	0.57	0.57	0.58		0.62	0.75
Ratio of net investment income to average net assets (%) (i)	2.06	(f)	2.64	2.79	3.49		3.63	2.64
Portfolio turnover rate (%)	20	(d)	39	36	33		22	166
Net assets, end of period (in millions)	$2,855.4		$2,879.1	$2,600.5	$1,926.7		$739.6	$172.3

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$12.03		$11.17	$11.44	$10.32		$8.47	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.32	0.32	0.35		0.33	0.31
Net realized and unrealized gain (loss) on investments	0.21		1.09	(0.17)	0.91		1.72	(3.16)

Total from investment operations	0.34		1.41	0.15	1.26		2.05	(2.85)

Less Distributions
Distributions from net investment income	(0.33)		(0.29)	(0.20)	(0.14)		(0.20)	(0.21)
Distributions from net realized capital gains	(0.29)		(0.26)	(0.22)	(0.00	)(b)	0.00	(0.24)

Total distributions	(0.62)		(0.55)	(0.42)	(0.14)		(0.20)	(0.45)

Net Asset Value, End of Period	$11.75		$12.03	$11.17	$11.44		$10.32	$8.47

Total Return (%) (c)	2.78	(d)	12.91	1.17	12.34		24.99	(25.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.46	(f)	0.47	0.47	0.48		0.55	0.68 (g)
Net ratio of expenses to average net assets (%) (e) (h)	0.46	(f)	0.47	0.47	0.48		0.52	0.65
Ratio of net investment income to average net assets (%) (i)	2.20	(f)	2.76	2.85	3.35		3.59	3.09
Portfolio turnover rate (%)	20	(d)	39	36	33		22	166
Net assets, end of period (in millions)	$11.4		$10.9	$9.1	$7.8		$4.8	$2.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Excludes effect of deferred expense reimbursement.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to capital gain dividend reclass. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-11

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to setoff. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

MIST-12

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$596,255,471	$0	$682,387,566

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$4,518,212	0.330%	First $500 million
	0.300%	Over $500 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-13

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
SPDR Barclays High Yield Bond ETF	9,233,810	214,000	(1,316,600)	8,131,210
SPDR Dow Jones International Real Estate ETF	1,037,698	481,200	(398,900)	1,119,998
SPDR Gold Trust	248,400	—	—	248,400
SPDR S&P 500 ETF Trust	5,582,800	33,700	(743,500)	4,873,000
SPDR S&P Dividend ETF	2,466,600	872,500	(1,088,200)	2,250,900
SPDR S&P International Small Cap ETF	2,117,623	926,800	(1,067,300)	1,977,123
SPDR S&P MidCap 400 ETF Trust	165,800	—	(18,000)	147,800
State Street Navigator Securities Lending MET Portfolio	—	4,257,969,492	(3,489,977,647)	767,991,845
State Street Navigator Securities Lending Prime Portfolio	671,628,594	115,286,838	(786,915,432)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of June 30, 2013
SPDR Barclays High Yield Bond ETF	$(185,605)	$—	$9,292,288	$321,101,483
SPDR Dow Jones International Real Estate ETF	2,115,491	—	810,044	44,687,920
SPDR Gold Trust	—	—	—	29,596,860
SPDR S&P 500 ETF Trust	33,492,913	—	7,700,954	779,728,730
SPDR S&P Dividend ETF	11,689,830	—	1,428,091	149,234,670
SPDR S&P International Small Cap ETF	4,334,779	—	397,412	57,020,227
SPDR S&P MidCap 400 ETF Trust	440,062	—	182,271	31,094,164
State Street Navigator Securities Lending MET Portfolio	—	—	799,702	767,991,845
State Street Navigator Securities Lending Prime Portfolio	—	—	196,071	—

	$51,887,470	$—	$20,806,833	$2,180,455,899

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$79,161,949	$52,495,122	$50,914,137	$32,483,668	$130,076,086	$84,978,790

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total
$85,460,519	$59,919,810	$199,687,912	$—	$345,068,241

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-14

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned 4.65%, 4.52%, and 4.61%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 6.05%.

MARKET ENVIRONMENT / CONDITIONS

Relieved by the orderly mitigation of a fiscal retrenchment in the United States (U.S.), global equities surged as trading opened in 2013. The turn of the calendar brought a renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the upcoming year. Continued weakness in the Japanese yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further diminution of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities, but this promising playbook for 2013 soon started to lose adherents. Even in January, the travails of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European equity shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the United Kingdom (UK) weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for the Chinese annual economic growth rate in 2013. As major central banks maintained their commitment to accommodative monetary policy and the United States reported strong February jobs data on March 8, equities looked like they might finish the quarter with renewed gains, but banking turmoil in Cyprus arrived to disorient investors further. As a condition of sufficient liquidity assistance from European financial authorities, Cyprus had little choice but to impose losses on uninsured depositors. This outcome likely reinforced an already heightened sense of caution among eurozone lenders, and most government bond yields spent the last two weeks of March giving back the modest upside that they had staked out since the start of the year. Fresh uncertainty in Europe lent additional cachet to U.S. assets, which proceeded to finish the first quarter on an upswing. Across the global stage, the opening months of 2013 produced ample sources of return for investors, but less aggressive equity positions were among the better performers.

The constructive momentum from the first quarter carried into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered after Chinese economic growth data failed to meet the expectations of investors, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke suggested during congressional testimony that the asset purchases by the Fed might slow if economic conditions continued to improve. The apparent softening in the official commitment to unmitigated easing sparked a swift retreat in global equities even as it exacerbated the downturn in bonds, and the attendant surge in worldwide volatility took a steep toll on investment positions that rely most heavily on easy money. Emerging markets assets tumbled and the Japanese yen saw its sharpest rally of the year. Income-oriented strategies suffered swift reversals as higher government yields reduced the relative appeal of the riskier alternatives. Equities began to regain their composure in early June as the World Bank pared its outlook for global growth and declining inflation expectations led investors to expect that tapering of asset purchases would remain a distant prospect. But the June 19 statement from the Federal Open Market Committee (FOMC) brought renewed angst. With upbeat economic language and no assurance that tapering would be deferred, the FOMC wording provoked yet another jump in bond yields and further volatility in equities. Gold prices plummeted to their lowest level since 2010. Hurt by a daunting spike in Chinese interbank rates and mounting financial pressures on Brazilian companies controlled by billionaire Eike Batista, broad averages of emerging market stocks sank to fresh 12-month lows. Although rebalance activity at the end of June helped global markets finish the second quarter on a steadier note, stocks and bonds were broadly weaker for the month. Over the full second quarter, equities in the U.S. and Japan were among the few winners, while bonds and commodities suffered widespread declines.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio experienced a fairly wide range of investment returns across global capital markets during the first six months of the year. Poor performance in commodities and fixed income assets helped to put downward pressure on absolute returns, offsetting the positive contribution from equities from developed countries. Tactical decisions and Exchange-Traded Fund (ETF) underperformance (particularly in the international space) resulted in the Portfolio lagging its strategic blended benchmark. The Portfolio’s performance was impacted most negatively by an out of benchmark holding in gold. Historically, the gold position had offered diversification benefits as well as positive returns for the Portfolio. However, the first half of 2013 saw a decided change in the market’s appetite for gold and gold prices plunged as a result. While the Portfolio’s position in gold was trimmed somewhat in February, the remaining 2% position was still subject to the more than 20% price decrease in the second quarter. In addition, ETFs as a whole were selling at a discount, which

MIST-1

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

had an adverse impact on relative performance for the period. The market prices of the underlying ETFs held by the Portfolio relative to the net asset value of the securities held by the ETFs had a negative impact of approximately 0.50%.

The largest contributor to the Portfolio’s performance during the six month period ending June 30, 2013 was the relative underweight of investment grade fixed income and inflation protected securities against the Portfolio’s strategic targets. Both asset classes experienced negative returns for the period, as the Vanguard Total Bond Market ETF (BND) and the iShares TIPS Bond ETF (TIP) were down -2.64% and -7.42%, respectively. In equities, the Portfolio benefited from an overweight to dividend paying stocks, which were rewarded handsomely in the first half. The SPDR S&P Dividend ETF (SDY) returned 15.59% vs. 13.74% for the SPDR S&P 500 ETF (SPY).

The Portfolio ended June at its most defensive position thus far in 2013. The Portfolio’s overall equity exposure was reduced to be in line with that of the benchmark. Within equities, an overweight in U.S. dividend stocks relative to core S&P 500 was maintained. An overweight to Real Estate Investment Trusts (REITs) as well as to developed Pacific equities was held, funded by an underweight to Emerging Market equities. In fixed income, underweights in government and inflation protected bonds were offset by overweight positions in investment grade and high yield securities. Lastly, a modest overweight to gold continued to be held by the Portfolio.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	Since Inception[2]
SSgA Growth ETF Portfolio
Class A	4.65	13.40	5.58	4.15
Class B	4.52	13.20	5.33	4.69
Class E	4.61	13.29	5.44	4.00
MSCI ACWI (All Country World Index)	6.05	16.57	2.30	4.41

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	32.1
iShares MSCI EAFE Index Fund	17.6
SPDR Barclays High Yield Bond ETF	6.0
SPDR S&P Dividend ETF	5.1
Vanguard FTSE Emerging Markets ETF	5.1
iShares Core S&P Small-Cap ETF	5.1
Vanguard Total Bond Market ETF	5.0
SPDR S&P MidCap 400 ETF Trust	4.2
iShares iBoxx $ Investment Grade Corporate Bond Fund	2.9
SPDR S&P International Small Cap ETF	2.9

MIST-3

Met Investors Series Trust

SSgA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.34%	$1,000.00	$1,046.50	$1.73
	Hypothetical*	0.34%	$1,000.00	$1,023.11	$1.71

Class B(a)	Actual	0.59%	$1,000.00	$1,045.20	$2.99
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class E(a)	Actual	0.49%	$1,000.00	$1,046.10	$2.49
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Investment Company Securities—97.5% of Net Assets

Security Description	Shares	Value
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund (a)	162,100	$18,156,821
iShares Core S&P Small-Cap ETF (a)	501,500	45,280,435
iShares Gold Trust (a) (b)	346,900	4,159,331
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	230,600	26,207,690
iShares MSCI Canada Index Fund (a)	622,100	16,299,020
iShares MSCI EAFE Index Fund (a)	2,742,800	157,381,864
SPDR Barclays High Yield Bond ETF (a) (c)	1,362,400	53,801,176
SPDR Dow Jones International Real Estate ETF (a) (c)	341,800	13,637,820
SPDR Gold Trust (a) (b) (c)	96,500	11,497,975
SPDR S&P 500 ETF Trust (a) (c)	1,790,800	286,545,908
SPDR S&P Dividend ETF (a) (c)	684,700	45,395,610
SPDR S&P International Small Cap ETF (c)	897,600	25,886,784
SPDR S&P MidCap 400 ETF Trust (a) (c)	176,600	37,153,108
Vanguard FTSE Emerging Markets ETF (a)	1,168,600	45,318,308
Vanguard FTSE Pacific ETF (a)	303,400	16,938,822
Vanguard REIT ETF (a)	312,500	21,475,000
Vanguard Total Bond Market ETF	557,200	45,066,336

Total Investment Company Securities (Cost $779,633,771)		870,202,008

Short-Term Investments—28.8%
Security Description	Shares	Value

Mutual Funds—28.8%
AIM STIT-STIC Prime Portfolio	17,070,665	$17,070,665
State Street Navigator Securities Lending MET Portfolio (c) (d)	240,201,646	240,201,646

Total Short-Term Investments (Cost $257,272,311)		257,272,311

Total Investments—126.3% (Cost $1,036,906,082) (e)		1,127,474,319
Other Assets and Liabilities (net)—(26.3)%		(234,754,075)

Net Assets—100.0%		$892,720,244

(a)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $235,396,174 and the collateral received consisted of cash in the amount of $240,201,646 and non-cash collateral with a value of $555,660. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2013, the aggregate cost of investments was $1,036,906,082. The aggregate unrealized appreciation and depreciation of investments were $108,512,659 and $(17,944,422), respectively, resulting in net unrealized appreciation of $90,568,237.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$870,202,008	$—	$—	$870,202,008
Total Short-Term Investments*	257,272,311	—	—	257,272,311
Total Investments	$1,127,474,319	$—	$—	$1,127,474,319

Collateral for securities loaned (Liability)	$—	$(240,201,646)	$—	$(240,201,646)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$413,354,292
Affiliated investments at value (c) (d)	714,120,027
Receivable for:
Fund shares sold	615,545
Dividends	5,756,480
Interest	278

Total Assets	1,133,846,622
Liabilities
Payables for:
Fund shares redeemed	375,300
Collateral for securities loaned	240,201,646
Accrued expenses:
Management fees	234,862
Distribution and service fees	181,012
Administration fees	3,568
Custodian and accounting fees	10,948
Deferred trustees’ fees	41,001
Other expenses	78,041

Total Liabilities	241,126,378

Net Assets	$892,720,244

Net assets consist of:
Paid in surplus	$775,618,207
Undistributed net investment income	9,098,820
Accumulated net realized gain	17,434,980
Unrealized appreciation on investments and affiliated investments	90,568,237

Net Assets	$892,720,244

Net Assets
Class A	$18,458,212
Class B	866,760,698
Class E	7,501,334
Capital Shares Outstanding*
Class A	1,610,721
Class B	75,965,618
Class E	656,366
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.46
Class B	11.41
Class E	11.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $406,579,372.
(b)	Includes securities loaned at value of $133,796,592.
(c)	Identified cost of affiliated investments was $630,326,710.
(d)	Includes securities loaned at value of $101,599,582.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$5,786,112
Dividends from affiliated investments	5,518,344
Interest	4,803
Securities lending income from affiliated investments	310,125

Total investment income	11,619,384
Expenses
Management fees	1,418,388
Administration fees	10,902
Custodian and accounting fees	15,975
Distribution and service fees—Class B	1,089,289
Distribution and service fees—Class E	5,548
Audit and tax services	18,309
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	10,295
Insurance	2,745
Miscellaneous	4,791

Total expenses	2,599,364

Net Investment Income	9,020,020

Net Realized and Unrealized Gain
Net realized gain on:
Investments	7,638,929
Affiliated investments	18,703,106
Capital gain distributions received from Underlying ETFs	29,729

Net realized gain	26,371,764

Net change in unrealized appreciation (depreciation) on:
Investments	(13,459,746)
Affiliated investments	17,312,953

Net change in unrealized appreciation	3,853,207

Net realized and unrealized gain	30,224,971

Net Increase in Net Assets From Operations	$39,244,991

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,020,020	$19,420,465
Net realized gain	26,371,764	31,633,459
Net change in unrealized appreciation	3,853,207	62,263,731

Increase in net assets from operations	39,244,991	113,317,655

From Distributions to Shareholders
Net investment income
Class A	(418,794)	(250,294)
Class B	(18,752,505)	(15,804,160)
Class E	(165,659)	(133,075)
Net realized capital gains
Class A	(654,365)	(419,693)
Class B	(32,456,258)	(29,581,235)
Class E	(274,068)	(237,508)

Total distributions	(52,721,649)	(46,425,965)

Increase in net assets from capital share transactions	53,508,920	20,262,238

Total Increase in Net Assets	40,032,262	87,153,928

Net Assets
Beginning of period	852,687,982	765,534,054

End of period	$892,720,244	$852,687,982

Undistributed net investment income
End of period	$9,098,820	$19,415,758

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	337,483	$4,057,891	442,966	$4,966,476
Reinvestments	94,137	1,073,159	61,411	669,987
Redemptions	(115,709)	(1,376,870)	(148,395)	(1,665,760)

Net increase	315,911	$3,754,180	355,982	$3,970,703

Class B
Sales	4,807,130	$57,104,160	10,550,272	$117,533,529
Reinvestments	4,511,785	51,208,763	4,175,289	45,385,395
Redemptions	(4,982,704)	(59,192,864)	(13,313,585)	(147,085,678)

Net increase	4,336,211	$49,120,059	1,411,976	$15,833,246

Class E
Sales	100,225	$1,194,493	157,916	$1,760,279
Reinvestments	38,674	439,727	34,061	370,583
Redemptions	(84,093)	(999,539)	(150,844)	(1,672,573)

Net increase	54,806	$634,681	41,133	$458,289

Increase derived from capital shares transactions		$53,508,920		$20,262,238

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.66		$10.72	$11.11	$9.87	$7.81	$12.09

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.30	0.28	0.28	0.28	0.24
Net realized and unrealized gain (loss) on investments	0.40		1.30	(0.47)	1.13	1.96	(4.09)

Total from investment operations	0.54		1.60	(0.19)	1.41	2.24	(3.85)

Less Distributions
Distributions from net investment income	(0.29)		(0.25)	(0.20)	(0.17)	(0.18)	(0.19)
Distributions from net realized capital gains	(0.45)		(0.41)	0.00	0.00	0.00	(0.24)

Total distributions	(0.74)		(0.66)	(0.20)	(0.17)	(0.18)	(0.43)

Net Asset Value, End of Period	$11.46		$11.66	$10.72	$11.11	$9.87	$7.81

Total Return (%) (b)	4.65	(c)	15.32	(1.87)	14.37	29.51	(32.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.34	(f)	0.35	0.35	0.36	0.43	0.52 (e)
Net ratio of expenses to average net assets (%) (g) (d)	0.34	(f)	0.35	0.35	0.36	0.40	0.50
Ratio of net investment income to average net assets (%) (h)	2.37	(f)	2.72	2.51	2.77	3.20	2.35
Portfolio turnover rate (%)	21	(c)	43	35	37	23	140
Net assets, end of period (in millions)	$18.5		$15.1	$10.1	$7.5	$4.4	$1.0

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.60		$10.67	$11.07	$9.84	$7.79	$12.06

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.26	0.24	0.25	0.23	0.20
Net realized and unrealized gain (loss) on investments	0.40		1.30	(0.46)	1.13	1.98	(4.07)

Total from investment operations	0.52		1.56	(0.22)	1.38	2.21	(3.87)

Less Distributions
Distributions from net investment income	(0.26)		(0.22)	(0.18)	(0.15)	(0.16)	(0.16)
Distributions from net realized capital gains	(0.45)		(0.41)	0.00	0.00	0.00	(0.24)

Total distributions	(0.71)		(0.63)	(0.18)	(0.15)	(0.16)	(0.40)

Net Asset Value, End of Period	$11.41		$11.60	$10.67	$11.07	$9.84	$7.79

Total Return (%) (b)	4.52	(c)	15.03	(2.13)	14.15	29.10	(32.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.59	(f)	0.60	0.60	0.61	0.68	0.77 (e)
Net ratio of expenses to average net assets (%) (d) (g)	0.59	(f)	0.60	0.60	0.61	0.65	0.75
Ratio of net investment income to average net assets (%) (h)	2.01	(f)	2.33	2.20	2.47	2.70	1.99
Portfolio turnover rate (%)	21	(c)	43	35	37	23	140
Net assets, end of period (in millions)	$866.8		$830.6	$749.5	$651.0	$422.9	$153.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.62		$10.69	$11.08	$9.85	$7.79	$12.07

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.27	0.27	0.25	0.23	0.23
Net realized and unrealized gain (loss) on investments	0.40		1.30	(0.48)	1.13	2.00	(4.09)

Total from investment operations	0.53		1.57	(0.21)	1.38	2.23	(3.86)

Less Distributions
Distributions from net investment income	(0.27)		(0.23)	(0.18)	(0.15)	(0.17)	(0.18)
Distributions from net realized capital gains	(0.45)		(0.41)	0.00	0.00	0.00	(0.24)

Total distributions	(0.72)		(0.64)	(0.18)	(0.15)	(0.17)	(0.42)

Net Asset Value, End of Period	$11.43		$11.62	$10.69	$11.08	$9.85	$7.79

Total Return (%) (b)	4.61	(c)	15.12	(1.99)	14.17	29.35	(32.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.49	(f)	0.50	0.50	0.51	0.58	0.67 (e)
Net ratio of expenses to average net assets (% ) (g) (d)	0.49	(f)	0.50	0.50	0.51	0.55	0.65
Ratio of net investment income to average net assets (%) (h)	2.14	(f)	2.45	2.34	2.44	2.71	2.28
Portfolio turnover rate (%)	21	(c)	43	35	37	23	140
Net assets, end of period (in millions)	$7.5		$7.0	$6.0	$5.1	$4.2	$2.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Excludes effect of deferred expense reimbursement.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due to capital gain dividend reclass. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-11

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to setoff. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be off-set against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

MIST-12

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$197,216,429	$0	$187,772,264

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$1,418,388	0.330%	First $500 million
	0.300%	Over $500 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-13

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013
SPDR Barclays High Yield Bond ETF	1,638,600	147,500	(423,700)	1,362,400
SPDR Dow Jones International Real Estate ETF	301,500	156,100	(115,800)	341,800
SPDR Gold Trust	81,400	15,100	—	96,500
SPDR S&P 500 ETF Trust	1,916,800	28,600	(154,600)	1,790,800
SPDR S&P Dividend ETF	716,600	263,400	(295,300)	684,700
SPDR S&P International Small Cap ETF	903,600	297,800	(303,800)	897,600
SPDR S&P MidCap 400 ETF Trust	186,400	—	(9,800)	176,600
State Street Navigator Securities Lending MET Portfolio	—	1,248,658,362	(1,008,456,716)	240,201,646
State Street Navigator Securities Lending Prime Portfolio	105,082,745	158,699,943	(263,782,688)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of June 30, 2013
SPDR Barclays High Yield Bond ETF	$1,536,208	$—	$1,654,502	$53,801,176
SPDR Dow Jones International Real Estate ETF	672,409	—	246,151	13,637,820
SPDR Gold Trust	—	—	—	11,497,975
SPDR S&P 500 ETF Trust	10,506,672	—	2,784,358	286,545,908
SPDR S&P Dividend ETF	3,706,103	—	435,123	45,395,610
SPDR S&P International Small Cap ETF	1,863,751	—	180,422	25,886,784
SPDR S&P MidCap 400 ETF Trust	417,963	—	217,788	37,153,108
State Street Navigator Securities Lending MET Portfolio	—	—	278,563	240,201,646
State Street Navigator Securities Lending Prime Portfolio	—	—	31,562	—

	$18,703,106	$—	$5,828,469	$714,120,027

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$19,010,744	$11,817,480	$27,415,221	$—	$46,425,965	$11,817,480

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$22,839,595	$29,780,330	$77,994,396	$130,614,321

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the T. Rowe Price Large Cap Value Portfolio returned 16.49% and 16.36%. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 15.90%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities soared in the first half of 2013, lifting several major indexes to multi-year or all-time highs by the end of May. The rally was supported by an improving economic and employment outlook despite federal tax increases and automatic spending cuts that went into effect during the first quarter. Investor sentiment was also lifted by good corporate earnings reports and accommodative monetary policies from major central banks. However, late in the period, stocks retreated from their best levels and long-term rates rose sharply, as the Federal Reserve signaled that it would begin tapering its asset purchases in the second half.

As measured by the Russell 1000, Russell 2000, Russell 3000 Value and Russell 3000 Growth, small-cap stocks outperformed large-caps, and value stocks outperformed growth among mid- and large-caps, while the opposite was true for small-caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its Russell benchmark for the six months ended June 30, 2013. Overall, stock selection was responsible for the bulk of the outperformance, and sector allocations provided a small additional boost.

Industrials stocks were the greatest contributors to the Portfolio’s relative returns. Shares of Southwest Airlines climbed after back-to-back strong quarters of return on invested capital and successful integration of AirTran Airways. The company was also able to capitalize on declining oil prices. Railway operator Union Pacific’s stock spiked in the first quarter on solid earnings growth, despite poor coal and agricultural carload volumes.

Holdings in the Financials sector also lifted relative results. Rising interest rates were a positive force for Charles Schwab. The brokerage operator’s shares rose throughout May and June as investors anticipated growing income from its money market assets and margin loans, which are both leveraged to higher interest rates. Morgan Stanley’s shares dipped a bit in March after negative results in the latest round of Federal Reserve stress tests, but rose during the rest of the period. Investors responded favorably to the company’s focus on its global wealth management business.

Health Care stock selection detracted from the Portfolio’s relative returns. Shares of Covidien (Ireland) dropped in late April after the company issued a troubling outlook with quarterly earnings. Share price also reflected investor concerns about sluggish growth in U.S. medical devices and softness in the medical equipment manufacturer’s energy and vascular business lines. Biotechnology firm Amgen saw shares decline after somewhat disappointing guidance on several treatments under development late in the period.

At period end, the Portfolio is significantly overweight the benchmark in the Industrials sector, the focus is on companies with exposure to several different end markets and solid business models. The Portfolio’s largest positions in the sector are in the Aerospace and Defense industries.

At period end, the Financials sector represents a significant weighting in the Portfolio, primarily due to exposures in the Diversified Financial Services, Insurance, and Capital Markets industries. The sector rebounded strongly from the lows of the financial crisis, but valuations of selected Financials are reasonable.

The Portfolio’s primary exposure in the Health Care sector is to the Pharmaceuticals industry. In our opinion, pipelines appear to be improving, and several companies have strong cash flows and attractive dividends.

John D. Linehan

Brian C. Rogers

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Value Portfolio
Class A	16.49	29.01	6.68	7.11
Class B	16.36	28.71	6.42	6.85
Russell 1000 Value Index	15.90	25.32	6.67	7.79

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	3.6
Pfizer, Inc.	3.0
Chevron Corp.	2.7
Exxon Mobil Corp.	2.4
AT&T, Inc.	2.3
Merck & Co., Inc.	2.3
Microsoft Corp.	2.3
Cisco Systems, Inc.	2.1
Bank of America Corp.	2.1
Time Warner Cable, Inc.	2.1

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	23.5
Industrials	16.2
Energy	12.7
Health Care	11.2
Consumer Discretionary	10.8
Information Technology	7.7
Utilities	5.8
Consumer Staples	5.4
Materials	4.3
Telecommunication Services	2.4

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.56%	$1,000.00	$1,164.90	$3.01
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,163.60	$4.35
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.9%
Boeing Co. (The)	281,800	$28,867,592
Honeywell International, Inc.	460,000	36,496,400
Lockheed Martin Corp.	134,300	14,566,178
Raytheon Co.	475,800	31,459,896
United Technologies Corp.	581,000	53,998,140

		165,388,206

Airlines—1.8%
Southwest Airlines Co.	4,794,100	61,795,949

Automobiles—1.7%
General Motors Co. (a)	1,688,200	56,233,942

Beverages—1.2%
PepsiCo, Inc.	511,000	41,794,690

Biotechnology—1.1%
Amgen, Inc.	365,800	36,089,828

Capital Markets—4.8%
Ameriprise Financial, Inc.	323,700	26,180,856
Charles Schwab Corp. (The) (b)	1,410,900	29,953,407
Goldman Sachs Group, Inc. (The)	92,600	14,005,750
Invesco, Ltd.	939,600	29,879,280
Morgan Stanley	2,526,800	61,729,724

		161,749,017

Chemicals—1.8%
Celanese Corp. - Series A	1,366,400	61,214,720

Commercial Banks—4.3%
Fifth Third Bancorp	1,636,800	29,544,240
PNC Financial Services Group, Inc. (The)	402,700	29,364,884
U.S. Bancorp	1,306,000	47,211,900
Wells Fargo & Co.	912,200	37,646,494

		143,767,518

Communications Equipment—2.1%
Cisco Systems, Inc.	2,892,600	70,319,106

Computers & Peripherals—1.0%
Dell, Inc.	2,505,200	33,444,420

Construction Materials—0.6%
Vulcan Materials Co.	390,200	18,889,582

Consumer Finance—2.3%
American Express Co.	657,700	49,169,652
SLM Corp.	1,169,400	26,732,484

		75,902,136

Diversified Financial Services—5.7%
Bank of America Corp.	5,464,700	70,276,042
JPMorgan Chase & Co.	2,291,000	120,941,890

		191,217,932

Diversified Telecommunication Services—2.3%
AT&T, Inc.	2,232,500	$79,030,500

Electric Utilities—2.2%
Entergy Corp.	568,600	39,620,048
Exelon Corp.	1,128,300	34,841,904

		74,461,952

Electrical Equipment—0.6%
Emerson Electric Co.	360,800	19,678,032

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	558,900	25,452,306

Energy Equipment & Services—0.8%
Baker Hughes, Inc.	568,400	26,220,292

Food & Staples Retailing—0.8%
Wal-Mart Stores, Inc.	344,600	25,669,254

Food Products—0.8%
Kellogg Co.	417,600	26,822,448

Health Care Equipment & Supplies—1.2%
Covidien plc	639,200	40,167,328

Hotels, Restaurants & Leisure—0.9%
Carnival Corp.	916,900	31,440,501

Household Products—1.8%
Procter & Gamble Co. (The)	764,900	58,889,651

Independent Power Producers & Energy Traders—2.7%
AES Corp. (The)	3,085,500	36,995,145
NRG Energy, Inc.	2,012,700	53,739,090

		90,734,235

Industrial Conglomerates—3.8%
3M Co.	573,400	62,701,290
General Electric Co.	2,827,100	65,560,449

		128,261,739

Insurance—4.5%
Allstate Corp. (The)	921,800	44,357,016
Marsh & McLennan Cos., Inc.	1,492,900	59,596,568
Prudential Financial, Inc.	185,700	13,561,671
XL Group plc	1,134,400	34,395,008

		151,910,263

IT Services—0.7%
Western Union Co. (The) (b)	1,324,200	22,657,062

Life Sciences Tools & Services—1.5%
Thermo Fisher Scientific, Inc. (b)	586,400	49,627,032

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.5%
Illinois Tool Works, Inc.	398,800	$27,584,996
Ingersoll-Rand plc	390,900	21,702,768

		49,287,764

Media—5.0%
Comcast Corp. - Class A	501,900	21,019,572
Comcast Corp. - Special Class A	292,400	11,599,508
Liberty Media Corp. - Class A (a)	78,200	9,912,632
Time Warner Cable, Inc.	617,900	69,501,392
Time Warner, Inc.	988,400	57,149,288

		169,182,392

Metals & Mining—0.2%
Nucor Corp.	191,600	8,300,112

Multi-Utilities—0.8%
PG&E Corp.	568,200	25,983,786

Multiline Retail—1.4%
Kohl’s Corp. (b)	958,800	48,428,988

Oil, Gas & Consumable Fuels—11.7%
Apache Corp.	625,100	52,402,133
Chevron Corp.	762,000	90,175,080
CONSOL Energy, Inc.	670,800	18,178,680
EQT Corp.	404,300	32,089,291
Exxon Mobil Corp.	906,000	81,857,100
Hess Corp.	507,600	33,750,324
Murphy Oil Corp.	163,100	9,931,159
Newfield Exploration Co. (a)	768,300	18,354,687
Royal Dutch Shell plc (ADR)	482,600	30,789,880
Spectra Energy Corp.	797,000	27,464,620

		394,992,954

Paper & Forest Products—1.6%
International Paper Co.	1,212,600	53,730,306

Personal Products—0.8%
Avon Products, Inc.	1,288,500	27,097,155

Pharmaceuticals—7.3%
Johnson & Johnson	783,200	67,245,552
Merck & Co., Inc.	1,698,000	78,872,100
Pfizer, Inc. (b)	3,611,400	101,155,314

		247,272,966

Real Estate Investment Trusts—1.2%
Weyerhaeuser Co.	1,442,200	41,088,278

Real Estate Management & Development—0.5%
St. Joe Co. (The) (a) (b)	768,300	16,172,715

Road & Rail—3.4%
Canadian Pacific Railway, Ltd.	390,700	$47,423,166
Union Pacific Corp.	438,700	67,682,636

		115,105,802

Semiconductors & Semiconductor Equipment—0.8%
Texas Instruments, Inc.	734,800	25,622,476

Software—2.3%
Microsoft Corp.	2,263,300	78,151,749

Specialty Retail—1.6%
Lowe’s Cos., Inc.	1,352,200	55,304,980

Total Common Stocks (Cost $2,718,445,960)		3,324,552,064

Short-Term Investments—6.0%

Mutual Funds—6.0%
State Street Navigator Securities Lending MET Portfolio (c)	169,272,530	169,272,530
T. Rowe Price Government Reserve Investment Fund (d)	33,922,985	33,922,985

Total Short-Term Investments (Cost $203,195,515)		203,195,515

Total Investments—104.8% (Cost $2,921,641,475) (e)		3,527,747,579
Other assets and liabilities (net)—(4.8)%		(161,920,843)

Net Assets—100.0%		$3,365,826,736

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $164,623,233 and the collateral received consisted of cash in the amount of $169,272,530. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of June 30, 2013, the aggregate cost of investments was $2,921,641,475. The aggregate unrealized appreciation and depreciation of investments were $673,161,196 and $(67,055,092), respectively, resulting in net unrealized appreciation of $606,106,104.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,324,552,064	$—	$—	$3,324,552,064
Total Short-Term Investments*	203,195,515	—	—	203,195,515
Total Investments	$3,527,747,579	$—	$—	$3,527,747,579

Collateral for securities loaned (Liability)	$—	$(169,272,530)	$—	$(169,272,530)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$3,493,824,594
Affiliated investments at value (c)	33,922,985
Cash	168,154
Receivable for:
Investments sold	6,525,983
Fund shares sold	249,704
Dividends	3,741,086
Dividends on affiliated investments	1,209

Total Assets	3,538,433,715
Liabilities
Payables for:
Fund shares redeemed	1,351,340
Collateral for securities loaned	169,272,530
Accrued Expenses:
Management fees	1,512,021
Distribution and service fees	206,445
Deferred trustees’ fees	41,001
Other expenses	223,642

Total Liabilities	172,606,979

Net Assets	$3,365,826,736

Net assets consist of:
Paid in surplus	$3,213,226,270
Undistributed net investment income	25,994,767
Accumulated net realized loss	(479,499,886)
Unrealized appreciation on investments and foreign currency transactions	606,105,585

Net Assets	$3,365,826,736

Net Assets
Class A	$2,371,423,422
Class B	994,403,314
Capital Shares Outstanding*
Class A	84,896,924
Class B	35,782,988
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$27.93
Class B	27.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,887,718,490.
(b)	Includes securities loaned at value of $164,623,233.
(c)	Identified cost of affiliated investments was $33,922,985.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$36,048,050
Dividends from affiliated investments	21,861
Interest	30
Securities lending income	219,134

Total investment income	36,289,075
Expenses
Management fees	9,104,472
Administration fees	40,068
Custodian and accounting fees	99,407
Distribution and service fees—Class B	1,220,148
Audit and tax services	19,511
Legal	9,660
Trustees’ fees and expenses	13,466
Shareholder reporting	68,882
Insurance	9,613
Miscellaneous	7,983

Total expenses	10,593,210
Less management fee waiver	(449,127)
Less broker commission recapture	(9,849)

Net expenses	10,134,234

Net Investment Income	26,154,841

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	36,277,500
Foreign currency transactions	(569)

Net realized gain	36,276,931

Net change in unrealized appreciation (depreciation) on:
Investments	415,404,392
Foreign currency transactions	(468)

Net change in unrealized appreciation	415,403,924

Net realized and unrealized gain	451,680,855

Net Increase in Net Assets From Operations	$477,835,696

(a)	Net of foreign withholding taxes of $192,139.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,154,841	$58,020,748
Net realized gain	36,276,931	9,476,717
Net change in unrealized appreciation	415,403,924	420,124,340

Increase in net assets from operations	477,835,696	487,621,805

From Distributions to Shareholders
Net investment income
Class A	(41,431,830)	(34,291,754)
Class B	(15,408,966)	(13,047,031)

Total distributions	(56,840,796)	(47,338,785)

Increase (decrease) in net assets from capital share transactions	21,704,480	(323,336,976)

Total Increase in Net Assets	442,699,380	116,946,044

Net Assets
Beginning of period	2,923,127,356	2,806,181,312

End of period	$3,365,826,736	$2,923,127,356

Undistributed Net Investment Income
End of period	$25,994,767	$56,680,722

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	6,100,742	$167,210,300	1,067,434	$23,688,948
Reinvestments	1,567,013	41,431,830	1,542,589	34,291,754
Redemptions	(5,450,488)	(146,317,960)	(11,473,969)	(265,232,162)

Net increase (decrease)	2,217,267	$62,324,170	(8,863,946)	$(207,251,460)

Class B
Sales	1,590,851	$41,989,451	2,262,685	$50,869,366
Reinvestments	585,447	15,408,966	589,563	13,047,031
Redemptions	(3,643,156)	(98,018,107)	(7,938,289)	(180,001,913)

Net decrease	(1,466,858)	$(40,619,690)	(5,086,041)	$(116,085,516)

Increase (decrease) derived from capital shares transactions		$21,704,480		$(323,336,976)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.42		$21.00	$22.00	$18.97	$16.44	$28.89

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.47	0.42	0.18	0.22	0.43
Net realized and unrealized gain (loss) on investments	3.77		3.33	(1.23)	3.10	2.73	(9.93)

Total from investment operations	4.00		3.80	(0.81)	3.28	2.95	(9.50)

Less Distributions
Distributions from net investment income	(0.49)		(0.38)	(0.19)	(0.25)	(0.42)	(0.44)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.51)

Total distributions	(0.49)		(0.38)	(0.19)	(0.25)	(0.42)	(2.95)

Net Asset Value, End of Period	$27.93		$24.42	$21.00	$22.00	$18.97	$16.44

Total Return (%) (b)	16.49	(c)	18.27	(3.77)	17.33	18.67	(36.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.58	0.55	0.56	0.53
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.56	0.55	0.56	0.52
Ratio of net investment income to average net assets (%)	1.71	(d)	2.06	1.96	0.92	1.38	1.92
Portfolio turnover rate (%)	10	(c)	15	104	54	84	112
Net assets, end of period (in millions)	$2,371.4		$2,019.1	$1,922.6	$1,262.3	$1,140.8	$1,546.8

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.27		$20.87	$21.87	$18.87	$16.33	$28.69

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.41	0.33	0.13	0.16	0.37
Net realized and unrealized gain (loss) on investments	3.76		3.31	(1.20)	3.07	2.74	(9.86)

Total from investment operations	3.95		3.72	(0.87)	3.20	2.90	(9.49)

Less Distributions
Distributions from net investment income	(0.43)		(0.32)	(0.13)	(0.20)	(0.36)	(0.36)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.51)

Total distributions	(0.43)		(0.32)	(0.13)	(0.20)	(0.36)	(2.87)

Net Asset Value, End of Period	$27.79		$24.27	$20.87	$21.87	$18.87	$16.33

Total Return (%) (b)	16.36	(c)	17.98	(4.01)	17.02	18.39	(36.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.83	0.80	0.81	0.78
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.81	0.81	0.80	0.81	0.77
Ratio of net investment income to average net assets (%)	1.46	(d)	1.81	1.52	0.67	1.00	1.66
Portfolio turnover rate (%)	10	(c)	15	104	54	84	112
Net assets, end of period (in millions)	$994.4		$904.1	$883.6	$1,017.8	$940.4	$837.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to broker commission recapture, capital gain distributions from real estate investment trusts (REITs), return of capital adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$357,824,963	$0	$321,529,111

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $109,361,753 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”), for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the term’s of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the six months ended June 30, 2013, the Adviser earned management fees in the amount of $9,104,472 for managing the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

The subadvisory fee waiver schedule for the period January 1 through June 30, 2013 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	75,363,231	161,996,837	(203,437,083)	33,922,985	$21,861

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$47,338,785	$16,680,992	$—	$—	$47,338,785	$16,680,992

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$56,716,348	$—	$174,683,989	$(499,759,143)	$(268,358,806)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $499,759,143.

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 15.01%, 14.85%, and 14.83%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 14.70%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities soared in the first half of 2013, lifting several major indexes to multi-year or all-time highs by the end of May. The rally was supported by an improving economic and employment outlook despite federal tax increases and automatic spending cuts that went into effect during the first quarter. Investor sentiment was also lifted by good corporate earnings reports and accommodative monetary policies from major central banks. However, late in the period, stocks retreated from their best levels and long-term rates rose sharply, as the Federal Reserve signaled that it would begin tapering its asset purchases in the second half.

Small-cap stocks outperformed large-caps. As measured by Russell indexes, value stocks outperformed growth among mid- and large-caps, while the opposite was true for small-caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its Russell benchmark for the six months ended June 30, 2013. Broadly speaking, stock selection was responsible for the outperformance, while sector allocations were negative on balance.

Stock selection in the Financials sector contributed to relative performance. TD Ameritrade Holding saw an increase in its client asset base and effectively controlled expenses. Rising interest rates also bode well for the discount broker’s prospects. Options and futures exchange operator CBOE Holdings reported solid earnings on continued cost control efforts and increased volume in proprietary volatility and Standard and Poor’s 500 option products.

Prudent stock picks in the Information Technology sphere boosted relative returns. Cree benefited from increasing demand for its lighting products, as individuals and businesses alike seek to reduce electricity costs. We believe Information Technology Services company Gartner has an attractive business model and dominant position in the growing research and consulting segment.

Weak stock selection in the Materials sector detracted from relative performance, particularly in the Metals and Mining industry. Agnico-Eagle Mines (Canada) suffered along with other gold-mining firms as gold prices fell. Falling gold prices also hampered gold-focused royalty and investment company Franco-Nevada (Canada).

Industrials holdings detracted from relative results, due to adverse stock selection and a detrimental overweight to the sector. McDermott International is a global engineering and construction firm focused in the offshore oil and natural gas industry. The firm had poor project execution that resulted in project-related charges. Shares of specialized contracting services provider Quanta Services fell after negative news about the firm’s natural gas pipeline business.

Generally speaking, the Financials sector does not represent a major investment area for the Portfolio. At period end, the Portfolio’s largest exposures are in the Insurance and Diversified Financial Services industries.

The Information Technology sector has several positive secular trends. At period end, we are particularly focused on companies with new technologies and the potential to create competitive advantages with them.

At period end, we find limited growth opportunities in the Materials sector; consequently, it typically represents a very small area of investment for the Portfolio. Currently, the Portfolio has small allocations to the Metals and Mining and Chemicals industries as of period end.

In the Industrials sector, we favor well-run companies with exposure to high-growth end markets, and we believe we are still in the early stages of a manufacturing rebound. Towards period end, we trimmed our exposure in this sector to moderate some cyclical effects within the Portfolio.

Brian W.H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	15.01	21.78	9.30	11.26
Class B	14.85	21.46	9.02	10.96
Class E	14.83	21.47	9.11	11.08
Russell Midcap Growth Index	14.70	22.88	7.61	9.94

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
CarMax, Inc.	1.7
IHS, Inc. - Class A	1.7
Fiserv, Inc.	1.5
Laboratory Corp. of America Holdings	1.5
DENTSPLY International, Inc.	1.4
Calpine Corp.	1.4
EQT Corp.	1.4
Covance, Inc.	1.3
Charter Communications, Inc. - Class A	1.3
Manpowergroup, Inc.	1.3

Top Sectors

% of Market Value of Total Long-Term Investments
Industrials	22.1
Information Technology	19.2
Health Care	19.1
Consumer Discretionary	16.2
Financials	8.7
Energy	6.2
Consumer Staples	3.6
Materials	3.4
Utilities	1.5

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.75%	$1,000.00	$1,150.10	$4.00
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B(a)	Actual	1.00%	$1,000.00	$1,148.50	$5.33
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

Class E(a)	Actual	0.90%	$1,000.00	$1,148.30	$4.79
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Textron, Inc.	841,000	$21,908,050

Airlines—0.4%
Alaska Air Group, Inc. (a)	136,000	7,072,000

Automobiles—1.1%
Harley-Davidson, Inc.	212,000	11,621,840
Tesla Motors, Inc. (a) (b)	59,000	6,338,370

		17,960,210

Biotechnology—4.9%
Alexion Pharmaceuticals, Inc. (a)	111,000	10,238,640
Alkermes plc (a)	435,000	12,475,800
Cubist Pharmaceuticals, Inc. (a)	86,000	4,153,800
Elan Corp. plc (ADR) (a) (b)	484,000	6,843,760
Incyte Corp., Ltd. (a) (b)	193,000	4,246,000
Onyx Pharmaceuticals, Inc. (a) (b)	86,000	7,466,520
Pharmacyclics, Inc. (a)	55,000	4,370,850
Quintiles Transnational Holdings, Inc. (a)	30,000	1,276,800
Regeneron Pharmaceuticals, Inc. (a)	57,000	12,818,160
Theravance, Inc. (a) (b)	234,000	9,016,020
Vertex Pharmaceuticals, Inc. (a)	128,000	10,223,360

		83,129,710

Capital Markets—1.7%
Charles Schwab Corp. (The) (b)	493,000	10,466,390
TD Ameritrade Holding Corp. (b)	722,000	17,537,380

		28,003,770

Chemicals—1.5%
Celanese Corp. - Series A	256,000	11,468,800
Rockwood Holdings, Inc.	214,000	13,702,420

		25,171,220

Commercial Banks—0.6%
BankUnited, Inc.	84,000	2,184,840
TCF Financial Corp. (b)	553,000	7,841,540

		10,026,380

Commercial Services & Supplies—1.0%
Clean Harbors, Inc. (a) (b)	80,000	4,042,400
Waste Connections, Inc. (b)	300,000	12,342,000

		16,384,400

Communications Equipment—2.1%
JDS Uniphase Corp. (a)	1,261,000	18,133,180
Motorola Solutions, Inc.	294,000	16,972,620

		35,105,800

Computers & Peripherals—0.4%
SanDisk Corp. (a)	106,000	6,476,600

Construction & Engineering—1.3%
Quanta Services, Inc. (a)	801,000	21,194,460

Construction Materials—0.5%
Martin Marietta Materials, Inc. (b)	82,000	$8,070,440

Containers & Packaging—0.2%
Ball Corp.	92,000	3,821,680

Diversified Financial Services—2.4%
CBOE Holdings, Inc.	342,000	15,950,880
IntercontinentalExchange, Inc. (a)	62,000	11,021,120
MSCI, Inc. (a)	423,000	14,073,210

		41,045,210

Electrical Equipment—4.5%
Acuity Brands, Inc. (b)	117,000	8,835,840
AMETEK, Inc.	441,000	18,654,300
Babcock & Wilcox Co. (The)	666,000	19,999,980
Roper Industries, Inc.	169,000	20,993,180
Sensata Technologies Holding NV (a)	242,000	8,445,800

		76,929,100

Electronic Equipment, Instruments & Components—0.8%
IPG Photonics Corp. (b)	107,000	6,498,110
Trimble Navigation, Ltd. (a)	298,000	7,750,980

		14,249,090

Energy Equipment & Services—0.4%
McDermott International, Inc. (a) (b)	884,000	7,231,120

Food & Staples Retailing—0.9%
Fresh Market, Inc. (The) (a) (b)	77,000	3,828,440
Whole Foods Market, Inc.	212,000	10,913,760

		14,742,200

Food Products—2.6%
Dean Foods Co. (a)	765,200	7,667,304
Green Mountain Coffee Roasters, Inc. (a) (b)	230,000	17,263,800
TreeHouse Foods, Inc. (a)	171,000	11,207,340
WhiteWave Foods Co. - Class A (a) (b)	215,000	3,493,750
WhiteWave Foods Co. - Class B (a)	294,000	4,468,800

		44,100,994

Health Care Equipment & Supplies—5.0%
CareFusion Corp. (a)	526,000	19,383,100
Cooper Cos., Inc. (The)	102,000	12,143,100
DENTSPLY International, Inc. (b)	593,000	24,289,280
Edwards Lifesciences Corp. (a) (b)	72,000	4,838,400
IDEXX Laboratories, Inc. (a) (b)	180,000	16,160,400
Teleflex, Inc.	106,000	8,213,940

		85,028,220

Health Care Providers & Services—4.4%
Catamaran Corp. (a)	191,000	9,305,520
Henry Schein, Inc. (a) (b)	170,000	16,277,500
Laboratory Corp. of America Holdings (a) (b)	254,000	25,425,400
MEDNAX, Inc. (a)	106,000	9,707,480
Universal Health Services, Inc. - Class B	203,000	13,592,880

		74,308,780

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—3.6%
Chipotle Mexican Grill, Inc. (a)	17,000	$6,193,950
Choice Hotels International, Inc. (b)	219,000	8,692,110
Marriott International, Inc. - Class A	337,000	13,604,690
Norwegian Cruise Line Holdings, Ltd. (a)	255,000	7,729,050
Panera Bread Co. - Class A (a) (b)	47,000	8,739,180
SeaWorld Entertainment, Inc.	86,000	3,018,600
Tim Hortons, Inc.	255,000	13,803,150

		61,780,730

Household Durables—0.1%
Harman International Industries, Inc.	31,400	1,701,880

Independent Power Producers & Energy Traders—1.4%
Calpine Corp. (a)	1,106,000	23,480,380

Insurance—3.1%
Fidelity National Financial, Inc. - Class A	586,000	13,952,660
HCC Insurance Holdings, Inc.	340,000	14,657,400
Progressive Corp. (The)	557,000	14,158,940
Willis Group Holdings plc (b)	256,000	10,439,680

		53,208,680

Internet & Catalog Retail—2.1%
Groupon, Inc. (a)	916,000	7,786,000
Liberty Interactive Corp. - Class A (a)	255,000	5,867,550
Netflix, Inc. (a) (b)	52,000	10,976,680
TripAdvisor, Inc. (a) (b)	183,000	11,139,210

		35,769,440

Internet Software & Services—2.3%
Akamai Technologies, Inc. (a)	425,000	18,083,750
LinkedIn Corp. - Class A (a)	31,000	5,527,300
VeriSign, Inc. (a) (b)	335,000	14,961,100

		38,572,150

IT Services—5.0%
Amdocs, Ltd.	550,000	20,399,500
CoreLogic, Inc. (a)	22,600	523,642
Fiserv, Inc. (a)	294,000	25,698,540
Gartner, Inc. (a)	340,000	19,376,600
Global Payments, Inc. (b)	212,000	9,819,840
Vantiv, Inc. - Class A (a)	339,000	9,356,400

		85,174,522

Life Sciences Tools & Services—3.4%
Agilent Technologies, Inc.	338,000	14,452,880
Bruker Corp. (a)	638,000	10,303,700
Covance, Inc. (a) (b)	291,000	22,156,740
Illumina, Inc. (a) (b)	103,000	7,708,520
Mettler-Toledo International, Inc. (a) (b)	19,000	3,822,800

		58,444,640

Machinery—4.5%
Colfax Corp. (a) (b)	226,000	11,776,860

Machinery—(Continued)
IDEX Corp.	383,000	$20,609,230
Nordson Corp.	81,000	5,614,110
Pall Corp.	326,000	21,656,180
Rexnord Corp. (a) (b)	186,000	3,134,100
WABCO Holdings, Inc. (a)	191,000	14,265,790

		77,056,270

Media—1.6%
Charter Communications, Inc. - Class A (a) (b)	178,000	22,045,300
Discovery Communications, Inc. - Class C (a)	64,000	4,458,240

		26,503,540

Metals & Mining—1.0%
Agnico-Eagle Mines, Ltd. (b)	299,000	8,234,460
Franco-Nevada Corp.	255,000	9,128,791

		17,363,251

Multiline Retail—2.8%
Dollar General Corp. (a)	382,000	19,264,260
Dollar Tree, Inc. (a)	269,000	13,675,960
Kohl’s Corp.	294,000	14,849,940

		47,790,160

Oil, Gas & Consumable Fuels—5.5%
Concho Resources, Inc. (a)	101,000	8,455,720
EQT Corp.	295,000	23,414,150
Laredo Petroleum Holdings, Inc. (a) (b)	84,000	1,727,040
Pioneer Natural Resources Co.	85,000	12,303,750
Range Resources Corp.	274,000	21,185,680
SM Energy Co.	294,000	17,634,120
Southwestern Energy Co. (a)	257,000	9,388,210

		94,108,670

Pharmaceuticals—0.5%
Valeant Pharmaceuticals International, Inc. (a)	106,000	9,124,480

Professional Services—4.7%
Equifax, Inc.	248,000	14,614,640
IHS, Inc. - Class A (a)	271,000	28,286,980
Manpowergroup, Inc.	402,000	22,029,600
Verisk Analytics, Inc. - Class A (a)	241,000	14,387,700

		79,318,920

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	97,000	8,840,580

Road & Rail—2.3%
Hertz Global Holdings, Inc. (a)	518,000	12,846,400
J.B. Hunt Transport Services, Inc.	174,000	12,569,760
Kansas City Southern	127,000	13,456,920

		38,873,080

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—3.5%
Altera Corp.	329,000	$10,853,710
Atmel Corp. (a) (b)	1,357,000	9,973,950
Avago Technologies, Ltd.	212,000	7,924,560
Cree, Inc. (a) (b)	126,000	8,046,360
Intersil Corp. - Class A	34,000	265,880
Microchip Technology, Inc. (b)	212,000	7,897,000
Xilinx, Inc.	382,000	15,131,020

		60,092,480

Software—4.2%
Concur Technologies, Inc. (a) (b)	170,000	13,834,600
FactSet Research Systems, Inc. (b)	170,000	17,329,800
Red Hat, Inc. (a)	383,000	18,315,060
ServiceNow, Inc. (a) (b)	232,000	9,370,480
TIBCO Software, Inc. (a)	148,000	3,167,200
Workday, Inc. - Class A (a)	134,000	8,588,060

		70,605,200

Specialty Retail—4.3%
AutoZone, Inc. (a)	42,000	17,794,980
CarMax, Inc. (a)	613,000	28,296,080
DSW, Inc. - Class A	129,000	9,477,630
O’Reilly Automotive, Inc. (a)	148,000	16,667,760

		72,236,450

Trading Companies & Distributors—1.2%
Fastenal Co.	447,000	20,494,950

Total Common Stocks (Cost $1,167,810,292)		1,622,499,887

Convertible Preferred Stocks—0.1%

Internet Software & Services—0.1%
Coupons.com, Inc., Series B (a) (c) (d)	592,662	1,622,412
LivingSocial, Inc., Series E (a) (c) (d)	757,490	439,344

Total Convertible Preferred Stocks (Cost $7,536,276)		2,061,756

Short-Term Investments—20.9%
Security Description	Shares	Value

Mutual Funds—20.9%
State Street Navigator Securities Lending MET Portfolio (e)	289,410,554	$289,410,554
T. Rowe Price Government Reserve Investment Fund (f)	66,016,547	66,016,547

Total Short-Term Investments (Cost $355,427,101)		355,427,101

Total Investments—116.6% (Cost $1,530,773,669) (g)		1,979,988,744
Other assets and liabilities (net)—(16.6)%		(281,606,393)

Net Assets—100.0%		$1,698,382,351

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2013, the market value of securities loaned was $282,660,304 and the collateral received consisted of cash in the amount of $289,410,554 and non-cash collateral with a value of $355,839. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2013, these securities represent 0.1% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2013, the market value of restricted securities was $2,061,756, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of June 30, 2013, the aggregate cost of investments was $1,530,773,669. The aggregate unrealized appreciation and depreciation of investments were $471,755,366 and $(22,540,291), respectively, resulting in net unrealized appreciation of $449,215,075.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Coupons.com, Inc., Series B	06/01/11	592,662	$3,255,700	$1,622,412
LivingSocial, Inc., Series E	04/01/11	757,490	4,280,576	439,344

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,622,499,887	$—	$—	$1,622,499,887
Total Convertible Preferred Stocks*	—	—	2,061,756	2,061,756
Total Short-Term Investments*	355,427,101	—	—	355,427,101
Total Investments	$1,977,926,988	$—	$2,061,756	$1,979,988,744

Collateral for securities loaned (Liability)	$—	$(289,410,554)	$—	$(289,410,554)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Appreciation	Sales	Balance as of June 30, 2013	Change in Unrealized Appreciation from investments still held at June 30, 2013
Convertible Preferred Stocks
Internet Software & Services	$1,857,234	$204,522	$—	$2,061,756	$204,522

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a) (b)	$1,913,972,197
Affiliated investments at value (c)	66,016,547
Cash	13,005
Receivable for:
Investments sold	14,571,559
Fund shares sold	210,997
Dividends	457,204
Dividends on affiliated investments	1,998

Total Assets	1,995,243,507
Liabilities
Payables for:
Investments purchased	4,856,661
Fund shares redeemed	1,172,012
Collateral for securities loaned	289,410,554
Accrued Expenses:
Management fees	1,013,352
Distribution and service fees	199,344
Deferred trustees’ fees	41,001
Other expenses	168,232

Total Liabilities	296,861,156

Net Assets	$1,698,382,351

Net assets consist of:
Paid in surplus	$1,173,957,230
Accumulated net investment loss	(9,537,241)
Accumulated net realized gain	84,747,287
Unrealized appreciation on investments	449,215,075

Net Assets	$1,698,382,351

Net Assets
Class A	$726,054,439
Class B	953,142,673
Class E	19,185,239
Capital Shares Outstanding*
Class A	70,370,324
Class B	95,907,893
Class E	1,900,824
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.32
Class B	9.94
Class E	10.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $282,660,304.
(b)	Identified cost of investments, excluding affiliated investments, was $1,464,757,122.
(c)	Identified cost of affiliated investments was $66,016,547.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$4,597,011
Dividends from affiliated investments	19,415
Securities lending income	463,569

Total investment income	5,079,995
Expenses
Management fees	6,188,861
Administration fees	20,779
Custodian and accounting fees	80,126
Distribution and service fees—Class B	1,169,785
Distribution and service fees—Class E	14,004
Audit and tax services	21,851
Legal	9,727
Trustees’ fees and expenses	13,466
Shareholder reporting	44,805
Insurance	5,037
Miscellaneous	9,432

Total expenses	7,577,873
Less management fee waiver	(231,977)
Less broker commission recapture	(21,662)

Net expenses	7,324,234

Net Investment Loss	(2,244,239)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	87,180,061
Foreign currency transactions	(1,383)

Net realized gain	87,178,678

Net change in unrealized appreciation (depreciation) on:
Investments	142,437,579
Foreign currency transactions	(11)

Net change in unrealized appreciation	142,437,568

Net realized and unrealized gain	229,616,246

Net Increase in Net Assets From Operations	$227,372,007

(a)	Net of foreign withholding taxes of $50,672.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,244,239)	$396,445
Net realized gain	87,178,678	95,986,329
Net change in unrealized appreciation	142,437,568	94,600,735

Increase in net assets from operations	227,372,007	190,983,509

From Distributions to Shareholders
Net investment income
Class A	(3,065,921)	0
Class B	(2,035,733)	0
Class E	(54,848)	0
Net realized capital gains
Class A	(37,881,161)	(78,684,520)
Class B	(51,448,533)	(111,997,476)
Class E	(1,016,517)	(2,439,287)

Total distributions	(95,502,713)	(193,121,283)

Increase in net assets from capital share transactions	32,678,862	131,899,953

Total Increase in Net Assets	164,548,156	129,762,179

Net Assets
Beginning of period	1,533,834,195	1,404,072,016

End of period	$1,698,382,351	$1,533,834,195

Accumulated Net Investment Loss
End of period	$(9,537,241)	$(2,136,500)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	4,168,651	$43,495,974	3,892,362	$38,318,228
Reinvestments	4,225,705	40,947,082	8,451,613	78,684,520
Redemptions	(5,455,460)	(56,072,232)	(4,296,513)	(41,134,392)

Net increase	2,938,896	$28,370,824	8,047,462	$75,868,356

Class B
Sales	3,395,669	$33,193,165	8,013,326	$73,352,645
Reinvestments	5,726,367	53,484,266	12,458,006	111,997,476
Redemptions	(8,335,142)	(82,621,017)	(13,983,855)	(128,559,115)

Net increase	786,894	$4,056,414	6,487,477	$56,791,006

Class E
Sales	115,896	$1,169,964	132,767	$1,263,846
Reinvestments	113,014	1,071,365	267,466	2,439,287
Redemptions	(198,237)	(1,989,705)	(481,071)	(4,462,542)

Net increase (decrease)	30,673	$251,624	(80,838)	$(759,409)

Increase derived from capital shares transactions		$32,678,862		$131,899,953

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.53		$9.53	$9.90	$7.73	$5.30	$9.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.02	(0.02)	(0.01)	0.00 (b)	0.01
Net realized and unrealized gain (loss) on investments	1.41		1.28	(0.09)	2.18	2.43	(3.54)

Total from investment operations	1.40		1.30	(0.11)	2.17	2.43	(3.53)

Less Distributions
Distributions from net investment income	(0.05)		0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(0.56)		(1.30)	(0.26)	0.00	0.00	(0.99)

Total distributions	(0.61)		(1.30)	(0.26)	0.00	0.00	(1.00)

Net Asset Value, End of Period	$10.32		$9.53	$9.53	$9.90	$7.73	$5.30

Total Return (%) (c)	15.01	(d)	13.93	(1.40)	28.07	45.85	(39.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.78	0.78	0.79	0.79	0.78
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.76	0.76	0.77	0.77	0.76
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(e)	0.17	(0.21)	(0.10)	(0.05)	0.09
Portfolio turnover rate (%)	15	(d)	30	38	28	32	36
Net assets, end of period (in millions)	$726.1		$642.5	$565.8	$764.5	$585.5	$347.4

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.19		$9.25	$9.64	$7.55	$5.19	$9.66

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)		(0.01)	(0.04)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.35		1.25	(0.09)	2.12	2.38	(3.47)

Total from investment operations	1.33		1.24	(0.13)	2.09	2.36	(3.48)

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.56)		(1.30)	(0.26)	0.00	0.00	(0.99)

Total distributions	(0.58)		(1.30)	(0.26)	0.00	0.00	(0.99)

Net Asset Value, End of Period	$9.94		$9.19	$9.25	$9.64	$7.55	$5.19

Total Return (%) (c)	14.85	(d)	13.68	(1.65)	27.68	45.47	(39.75)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.03	1.03	1.04	1.04	1.03
Net ratio of expenses to average net assets (%) (f)	1.00	(e)	1.01	1.01	1.02	1.02	1.01
Ratio of net investment loss to average net assets (%)	(0.38	)(e)	(0.08)	(0.45)	(0.33)	(0.30)	(0.16)
Portfolio turnover rate (%)	15	(d)	30	38	28	32	36
Net assets, end of period (in millions)	$953.1		$873.9	$820.0	$796.7	$542.0	$314.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.33		$9.36	$9.75	$7.62	$5.24	$9.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.00 (b)	(0.04)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.36		1.27	(0.09)	2.15	2.39	(3.48)

Total from investment operations	1.35		1.27	(0.13)	2.13	2.38	(3.49)

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.56)		(1.30)	(0.26)	0.00	0.00	(0.99)

Total distributions	(0.59)		(1.30)	(0.26)	0.00	0.00	(0.99)

Net Asset Value, End of Period	$10.09		$9.33	$9.36	$9.75	$7.62	$5.24

Total Return (%) (c)	14.83	(d)	13.85	(1.63)	27.95	45.42	(39.60)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	0.93	0.93	0.94	0.94	0.93
Net ratio of expenses to average net assets (%) (f)	0.90	(e)	0.91	0.91	0.92	0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.28	)(e)	0.01	(0.36)	(0.27)	(0.19)	(0.07)
Portfolio turnover rate (%)	15	(d)	30	38	28	32	36
Net assets, end of period (in millions)	$19.2		$17.4	$18.3	$24.6	$22.2	$17.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus. Book-tax differences are primarily due

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

to broker commission recapture, foreign currency transaction, passive foreign investment companies (PFICs) and return of capital distributions from REITs. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$232,814,447	$0	$318,197,611

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $329,339 in purchases and $858,335 in sales of investments which are included above.

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $3,070,856 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$6,188,861	0.750%	All

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

The subadvisory fee waiver schedule for the period January 1 through June 30, 2013 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 million
5.0%	Next $750 million
7.5%	Next $1.5 billion
10.0%	Excess over $3 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at June 30, 2013	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	56,058,270	101,406,931	(91,448,654)	66,016,547	$19,415

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$22,058,286	$—	$171,062,997	$42,980,955	$193,121,283	$42,980,955

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$7,712,431	$87,544,119	$297,334,903	$—	$392,591,453

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-17

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2013, the Class A and B shares of the Third Avenue Small Cap Value Portfolio returned 12.11% and 11.97%, respectively. The Portfolio’s benchmarks, the Russell 2000 Value Index1 and the Dow Jones U.S. Small Cap Total Stock Market Index2, returned 14.39% and 16.34%, respectively.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets forged to new highs during the first half of 2013, driven by improving economic conditions in the U.S. as well as the effects of Japan’s Abenomics; the Prime Minister’s attempt, in concert with Japan’s central bank, to break deflation. As seen in other developed countries, Quantitative Easing has had the effect of making risk assets such as real estate, high yield bonds and equities appear attractive, lifting valuations of these assets globally, with the glaring exception of emerging markets, where slower growth and depreciating currencies have discouraged investors. Recessionary forces in the eurozone as well as a slowdown in China continue to weigh on global commodity prices. As investors have apparently rejected gold as a safe haven investment, gold prices have tumbled. Nor have bond investors had a smooth ride as the sudden jump in U.S. Treasury bond yields rattled fixed income markets. Natural gas prices in the U.S., while off the decade low prices of 2012, remain relatively depressed as new gas fields continue to be found and exploited. The “Shale Revolution” has not only had effects throughout the Energy sector but has reduced input costs for many U.S. manufacturers, especially fertilizer and chemical companies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2013, the Portfolio underperformed the Russell 2000 Value Index. Underperformance was focused in a few specific areas and names: (i) Consumer Discretionary accounted for approximately 2.1% of the Portfolio’s relative underperformance. Very strong returns in the Index components, up nearly 26% during the period, contrasted with the much lower, but positive returns held by the Portfolio and the negative returns of Portfolio holdings Superior Industries (-16%) and Weight Watchers (-11%); (ii) Information Technology, where three holdings, Bel Fuse, Tellabs and Mantech accounted for the vast majority of the negative performance, detracted approximately 0.7% of the Portfolio’s relative underperformance; and (iii) cash, whose weighting averaged 6.7%, becomes an obvious detractor in a rapidly rising market, approximating 0.7% of the Portfolio’s relative underperformance. The underperformance was slightly offset by security selections within the Industrial sector, contributing approximately 1.3% of outperformance vs. the benchmark.

Taking each of these in turn, the Portfolio has been judiciously reducing exposure in Superior Industries, a manufacturer of aluminum wheels for the auto industry, whose management has embarked on an ambitious plan to build new, low cost capacity in Mexico. While the business continues to generate cash, we are skeptical of the returns on this new capacity, returns that will not flow through the business for at least two years. Weight Watchers is still in the “early innings” as an investment. The business has not developed as quickly as we had originally envisioned as tighter consumer pocket books, particularly in Europe/United Kingdom, and more competitive offerings have restrained the core business. In contrast the company’s online business continues to develop favorably. The team has been slowly exiting its holding in Bel Fuse over the course of the year on account of deteriorating business fundamentals, but the rapid decline in the share price has altered the pace of that exit. At present we continue to hold onto shares of Tellabs, a telecom equipment supplier, where a new board and management have embarked on a restructuring. We see the Tellabs holding as a cheap option on this restructuring in view of the company’s cash rich balance sheet and a valuation that attributes almost no value to the company’s existing business. Mantech’s core business of providing contracting to the Federal Government, largely the Department of Defense, remains under pressure; our belief, however, is that a small position is warranted given the highly cash-generative nature of the business and potential for new business within the cyber security arena.

On the positive side, industrial names such as Oshkosh and services companies such as ICF International contributed significantly to performance in 2013. Oshkosh, a manufacturer of heavy trucks including cement mixers, refuse collection, emergency vehicles and military vehicles, also has a valuable business selling aerial work platforms to the construction industry. It is the Portfolio’s largest holding and we believe it remains a well-priced, value creator despite its strong stock performance. ICF, a consulting and professional services firm, continues to benefit from its work in the healthcare, energy, environmental and education domains. Other top holdings that have contributed positively this year include Madison Square Garden Co. with its portfolio of venues, media and sports franchises benefiting from the renovation at its namesake arena and the pricing power of its “must have” content, and SemGroup, an owner and operator of pipelines, storage and processing assets benefiting from growing US oil and gas production with the rise of new drilling technologies.

Over the course of the last six months, the Portfolio has exited 8 investments and initiated 19 new positions, bringing the cash balance down to less than 4% as of June 30, 2013. New positions were industrially diverse though there was one area of specific interest: the Portfolio has historically been underweight bank stocks. In 2013, we devoted considerable research efforts to traditional, small-cap regional banks and have discovered several attractive investments. As alluded to above, we have since established positions in a number of high quality franchises including City National, Cullen/Frost Bankers, Commerce Bancshares and Valley National. Each has an impressive track record of growth and value creation through the financial crisis that we expect will continue; yet operating results remain subdued in the low-rate environment, providing additional upside as the economy improves.

The Portfolio generally remains overweight sectors that ought to benefit from even a tentative economic recovery, such as Industrials,

MIST-1

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*—(Continued)

Materials and Information Technology. Supporting these holdings are the Portfolio’s recent investments in the Regional Bank sector whose economics are similarly linked to strength in the overall economy. Importantly, our investment discipline leads us to select more conservatively financed and managed companies that ought to have a better “shock absorber” if, as and when an economic downturn appears.

Curtis Jensen

Charles Page

Tim Bui

Portfolio Managers

Third Avenue Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2013 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX &

THE DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE SIX MONTHS ENDED JUNE 30, 2013)

	6 Month	1 Year	5 Year	10 Year
Third Avenue Small Cap Value Portfolio
Class A	12.11	23.67	5.27	10.03
Class B	11.97	23.34	5.01	9.76
Russell 2000 Value Index	14.39	24.76	8.59	9.30
Dow Jones U.S. Small Cap Total Stock Market Index	16.34	26.43	10.86	11.24

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2013

Top Holdings

% of Net Assets
Oshkosh Corp.	3.0
Alleghany Corp.	2.6
HCC Insurance Holdings, Inc.	2.5
Ingram Micro, Inc. - Class A	2.5
SemGroup Corp. - Class A	2.4
EnerSys, Inc.	2.4
ICF International, Inc.	2.3
Liberty Media Corp. - Class A	2.3
Kennametal, Inc.	2.1
EMCOR Group, Inc.	2.1

Top Sectors

% of Market Value of Total Long-Term Investments
Industrials	23.0
Financials	19.3
Information Technology	15.9
Consumer Discretionary	14.8
Materials	12.7
Energy	7.6
Consumer Staples	3.7
Health Care	3.0

MIST-3

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 through June 30, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Third Avenue Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period** January 1, 2013 to June 30, 2013
Class A(a)	Actual	0.74%	$1,000.00	$1,121.10	$3.89
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B(a)	Actual	0.99%	$1,000.00	$1,119.70	$5.20
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—94.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Cubic Corp.	218,800	$10,524,280
Orbital Sciences Corp. (a)	575,942	10,004,113

		20,528,393

Auto Components—1.6%
Superior Industries International, Inc. (b)	1,258,053	21,651,092

Building Products—0.9%
Insteel Industries, Inc.	674,222	11,812,369

Capital Markets—1.0%
Westwood Holdings Group, Inc.	315,624	13,546,582

Chemicals—7.5%
Axiall Corp.	457,654	19,486,907
LSB Industries, Inc. (a)	768,361	23,365,858
Minerals Technologies, Inc.	480,840	19,877,926
Sensient Technologies Corp.	596,061	24,122,589
Stepan Co.	325,594	18,106,282

		104,959,562

Commercial Banks—4.2%
City National Corp.	250,147	15,851,815
Commerce Bancshares, Inc.	362,557	15,792,983
Cullen/Frost Bankers, Inc.	201,532	13,456,292
UMB Financial Corp.	86,641	4,823,304
Valley National Bancorp	986,891	9,345,858

		59,270,252

Commercial Services & Supplies—4.2%
ABM Industries, Inc.	707,466	17,339,992
Tetra Tech, Inc. (a)	633,487	14,893,279
UniFirst Corp.	292,465	26,687,431

		58,920,702

Communications Equipment—1.1%
Bel Fuse, Inc. - Class B (b)	540,731	7,272,832
Tellabs, Inc.	4,231,812	8,378,988

		15,651,820

Computers & Peripherals—1.1%
Electronics for Imaging, Inc. (a)	545,012	15,418,390

Construction & Engineering—2.1%
EMCOR Group, Inc.	726,298	29,524,014

Diversified Consumer Services—0.8%
Weight Watchers International, Inc.	243,846	11,216,916

Diversified Financial Services—2.2%
Ackermans & van Haaren NV	237,371	19,907,489
Leucadia National Corp.	420,059	11,013,947

		30,921,436

Electrical Equipment—3.6%
Encore Wire Corp.	515,189	$17,567,945
EnerSys, Inc.	677,297	33,214,645

		50,782,590

Electronic Equipment, Instruments & Components—6.4%
AVX Corp.	980,094	11,516,105
Electro Scientific Industries, Inc. (b)	1,143,920	12,308,579
Ingram Micro, Inc. - Class A (a)	1,834,555	34,838,199
Park Electrochemical Corp.	408,704	9,812,983
Rofin-Sinar Technologies, Inc. (a)	851,973	21,248,207

		89,724,073

Energy Equipment & Services—2.8%
Era Group, Inc. (a)	279,764	7,315,829
Pioneer Energy Services Corp. (a)	1,078,770	7,141,457
SEACOR Holdings, Inc.	299,764	24,895,400

		39,352,686

Food & Staples Retailing—0.3%
Susser Holdings Corp. (a)	82,881	3,968,342

Food Products—3.3%
Alico, Inc.	161,699	6,485,747
Cal-Maine Foods, Inc.	383,758	17,848,584
Darling International, Inc. (a)	382,089	7,129,781
J&J Snack Foods Corp.	188,505	14,665,689

		46,129,801

Health Care Equipment & Supplies—1.8%
Teleflex, Inc.	325,895	25,253,604

Health Care Providers & Services—0.4%
Cross Country Healthcare, Inc. (a)	1,104,709	5,700,298

Health Care Technology—0.7%
Allscripts Healthcare Solutions, Inc. (a)	718,562	9,298,192

Hotels, Restaurants & Leisure—1.2%
Vail Resorts, Inc.	265,733	16,347,894

Household Durables—2.5%
Harman International Industries, Inc.	520,755	28,224,921
Stanley Furniture Co., Inc. (a) (b)	1,525,108	6,100,432

		34,325,353

Insurance—7.1%
Alleghany Corp. (a)	93,376	35,791,955
Arch Capital Group, Ltd. (a)	538,711	27,695,132
HCC Insurance Holdings, Inc.	814,725	35,122,795

		98,609,882

Internet Software & Services—0.6%
Blucora, Inc. (a)	481,917	8,934,741

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—4.1%
Broadridge Financial Solutions, Inc.	576,107	$15,312,924
Cass Information Systems, Inc.	168,727	7,778,315
Mantech International Corp. - Class A	803,658	20,991,547
Syntel, Inc.	210,810	13,253,624

		57,336,410

Leisure Equipment & Products—0.7%
JAKKS Pacific, Inc.	854,483	9,612,934

Machinery—7.5%
Alamo Group, Inc.	375,898	15,344,156
Hyster-Yale Materials Handling, Inc.	132,593	8,325,515
Kennametal, Inc.	763,260	29,637,386
Oshkosh Corp. (a)	1,089,106	41,353,355
Wacker Neuson SE	769,865	10,360,142

		105,020,554

Media—4.4%
Liberty Media Corp. - Class A (a)	253,025	32,073,449
Madison Square Garden Co. (The) - Class A (a)	391,960	23,223,630
Starz - Class A (a)	296,605	6,554,971

		61,852,050

Metals & Mining—3.4%
Compass Minerals International, Inc.	345,799	29,230,390
Kaiser Aluminum Corp.	303,326	18,788,012

		48,018,402

Multiline Retail—0.5%
Big Lots, Inc. (a)	218,934	6,902,989

Oil, Gas & Consumable Fuels—4.5%
Cimarex Energy Co.	75,537	4,909,150
Cloud Peak Energy, Inc. (a)	1,474,409	24,298,260
SemGroup Corp. - Class A	623,171	33,563,990

		62,771,400

Paper & Forest Products—1.3%
PH Glatfelter Co.	714,092	17,923,709

Professional Services—2.3%
ICF International, Inc. (a) (b)	1,031,978	32,517,627

Real Estate Investment Trusts—2.4%
Excel Trust, Inc.	562,496	7,205,574
Origen Financial, Inc. (a)	784,131	1,058,577
Segro plc	5,959,254	25,185,227

		33,449,378

Software—1.9%
Progress Software Corp. (a)	1,174,182	27,017,928

Specialty Retail—2.6%
American Eagle Outfitters, Inc.	364,008	$6,646,786
Ascena Retail Group, Inc. (a)	825,921	14,412,322
CST Brands, Inc. (a)	282,467	8,702,808
Jos A Bank Clothiers, Inc. (a)	173,542	7,170,755

		36,932,671

Thrifts & Mortgage Finance—0.3%
Kearny Financial Corp. (a)	457,278	4,796,846

Total Common Stocks (Cost $1,092,348,745)		1,326,001,882

Investment Company Security—1.2%
JZ Capital Partners, Ltd. (Cost $17,886,023)	2,320,000	16,847,544

Preferred Stock—0.2%

Real Estate Investment Trusts—0.2%
Excel Trust, Inc., 8.125% (Cost $3,010,291)	118,300	3,019,016

Short-Term Investment—3.8%

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/28/13 at 0.010% to be repurchased at $52,565,044 on 07/01/13, collateralized by $54,645,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $53,620,406.	52,565,000	52,565,000

Total Short-Term Investment (Cost $52,565,000)		52,565,000

Total Investments—100.0% (Cost $1,165,810,059) (c)		1,398,433,442
Other assets and liabilities (net)—0.0%		(160,639)

Net Assets—100.0%		$1,398,272,803

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	As of June 30, 2013, the aggregate cost of investments was $1,165,810,059. The aggregate unrealized appreciation and depreciation of investments were $273,766,284 and $(41,142,901), respectively, resulting in net unrealized appreciation of $232,623,383.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$20,528,393	$—	$—	$20,528,393
Auto Components	21,651,092	—	—	21,651,092
Building Products	11,812,369	—	—	11,812,369
Capital Markets	13,546,582	—	—	13,546,582
Chemicals	104,959,562	—	—	104,959,562
Commercial Banks	59,270,252	—	—	59,270,252
Commercial Services & Supplies	58,920,702	—	—	58,920,702
Communications Equipment	15,651,820	—	—	15,651,820
Computers & Peripherals	15,418,390	—	—	15,418,390
Construction & Engineering	29,524,014	—	—	29,524,014
Diversified Consumer Services	11,216,916	—	—	11,216,916
Diversified Financial Services	11,013,947	19,907,489	—	30,921,436
Electrical Equipment	50,782,590	—	—	50,782,590
Electronic Equipment, Instruments & Components	89,724,073	—	—	89,724,073
Energy Equipment & Services	39,352,686	—	—	39,352,686
Food & Staples Retailing	3,968,342	—	—	3,968,342
Food Products	46,129,801	—	—	46,129,801
Health Care Equipment & Supplies	25,253,604	—	—	25,253,604
Health Care Providers & Services	5,700,298	—	—	5,700,298
Health Care Technology	9,298,192	—	—	9,298,192
Hotels, Restaurants & Leisure	16,347,894	—	—	16,347,894
Household Durables	34,325,353	—	—	34,325,353
Insurance	98,609,882	—	—	98,609,882
Internet Software & Services	8,934,741	—	—	8,934,741
IT Services	57,336,410	—	—	57,336,410
Leisure Equipment & Products	9,612,934	—	—	9,612,934
Machinery	94,660,412	10,360,142	—	105,020,554
Media	61,852,050	—	—	61,852,050
Metals & Mining	48,018,402	—	—	48,018,402
Multiline Retail	6,902,989	—	—	6,902,989
Oil, Gas & Consumable Fuels	62,771,400	—	—	62,771,400
Paper & Forest Products	17,923,709	—	—	17,923,709
Professional Services	32,517,627	—	—	32,517,627
Real Estate Investment Trusts	8,264,151	25,185,227	—	33,449,378
Software	27,017,928	—	—	27,017,928

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of June 30, 2013 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$36,932,671	$—	$—	$36,932,671
Thrifts & Mortgage Finance	4,796,846	—	—	4,796,846
Total Common Stocks	1,270,549,024	55,452,858	—	1,326,001,882
Total Investment Company Security	—	16,847,544	—	16,847,544
Total Preferred Stock*	3,019,016	—	—	3,019,016
Total Short-Term Investment*	—	52,565,000	—	52,565,000
Total Investments	$1,273,568,040	$124,865,402	$—	$1,398,433,442

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value (a)	$1,318,582,880
Affiliated investments at value (b)	79,850,562
Cash	532
Receivable for:
Investments sold	8,360,577
Fund shares sold	314,017
Dividends	1,146,973
Interest	44

Total Assets	1,408,255,585
Liabilities
Due to bank cash denominated in foreign currencies (c)	181
Payables for:
Investments purchased	8,161,597
Fund shares redeemed	665,779
Accrued expenses:
Management fees	838,086
Distribution and service fees	113,878
Deferred trustees’ fees	41,001
Other expenses	162,260

Total Liabilities	9,982,782

Net Assets	$1,398,272,803

Net assets consist of:
Paid in surplus	$1,188,475,896
Undistributed net investment income	2,856,180
Accumulated net realized loss	(25,683,420)
Unrealized appreciation on investments, affiliated investments and foreign currency transactions	232,624,147

Net Assets	$1,398,272,803

Net Assets
Class A	$850,133,386
Class B	548,139,417
Capital Shares Outstanding*
Class A	47,873,391
Class B	31,041,027
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.76
Class B	17.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,091,011,861.
(b)	Identified cost of affiliated investments was $74,798,198.
(c)	Identified cost of cash denominated in foreign currencies due to custodian was $183.

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (a)	$8,846,434
Dividends from affiliated investments	306,239
Interest	4,839

Total investment income	9,157,512
Expenses
Management fees	5,313,275
Administration fees	18,273
Custodian and accounting fees	73,818
Distribution and service fees—Class B	682,222
Audit and tax services	19,518
Legal	9,656
Trustees’ fees and expenses	13,466
Shareholder reporting	37,127
Insurance	4,554
Miscellaneous	5,684

Total expenses	6,177,593
Less management fee waiver	(113,864)

Net expenses	6,063,729

Net Investment Income	3,093,783

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	71,968,439
Affiliated investments	(6,688,353)
Futures contracts	(582,512)
Foreign currency transactions	13,318

Net realized gain	64,710,892

Net change in unrealized appreciation (depreciation) on:
Investments	94,019,775
Affiliated investments	2,601,357
Foreign currency transactions	(3,570)

Net change in unrealized appreciation	96,617,562

Net realized and unrealized gain	161,328,454

Net Increase in Net Assets From Operations	$164,422,237

(a)	Net of foreign withholding taxes of $285,900.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,093,783	$16,043,202
Net realized gain	64,710,892	115,588,565
Net change in unrealized appreciation	96,617,562	96,822,947

Increase in net assets from operations	164,422,237	228,454,714

From Distributions to Shareholders
Net investment income
Class A	(10,601,597)	0
Class B	(5,533,642)	0

Total distributions	(16,135,239)	0

Decrease in net assets from capital share transactions	(160,503,812)	(104,661,107)

Total Increase (Decrease) in Net Assets	(12,216,814)	123,793,607

Net Assets
Beginning of period	1,410,489,617	1,286,696,010

End of period	$1,398,272,803	$1,410,489,617

Undistributed net investment income
End of period	$2,856,180	$15,897,636

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,556,442	$44,366,208	3,849,836	$56,877,026
Reinvestments	632,931	10,601,597	0	0
Redemptions	(10,944,004)	(189,950,535)	(3,866,156)	(59,207,138)

Net decrease	(7,754,631)	$(134,982,730)	(16,320)	$(2,330,112)

Class B
Sales	1,248,561	$21,477,953	1,717,644	$25,293,544
Reinvestments	332,151	5,533,642	0	0
Redemptions	(3,031,168)	(52,532,677)	(8,566,596)	(127,624,539)

Net decrease	(1,450,456)	$(25,521,082)	(6,848,952)	$(102,330,995)

Decrease derived from capital shares transactions		$(160,503,812)		$(104,661,107)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.05		$13.57	$15.04	$12.68	$10.29	$15.75

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.19	0.03	0.03	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.89		2.29	(1.31)	2.51	2.50	(4.46)

Total from investment operations	1.93		2.48	(1.28)	2.54	2.67	(4.30)

Less Distributions
Distributions from net investment income	(0.22)		0.00	(0.19)	(0.18)	(0.16)	(0.15)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.12)	(1.01)

Total distributions	(0.22)		0.00	(0.19)	(0.18)	(0.28)	(1.16)

Net Asset Value, End of Period	$17.76		$16.05	$13.57	$15.04	$12.68	$10.29

Total Return (%) (b)	12.11	(c)	18.28	(8.70)	20.15	26.82	(29.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.77	0.77	0.78	0.78	0.77
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.76	0.77	0.78	0.78	0.77
Ratio of net investment income to average net assets (%)	0.52	(d)	1.29	0.17	0.22	1.62	1.18
Portfolio turnover rate (%)	21	(c)	46	48	11	13	40
Net assets, end of period (in millions)	$850.1		$892.7	$755.1	$580.3	$727.2	$747.1

	Class B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.94		$13.51	$14.99	$12.64	$10.25	$15.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.14	(0.02)	0.02	0.16	0.13
Net realized and unrealized gain (loss) on investments	1.88		2.29	(1.30)	2.48	2.48	(4.44)

Total from investment operations	1.90		2.43	(1.32)	2.50	2.64	(4.31)

Less Distributions
Distributions from net investment income	(0.18)		0.00	(0.16)	(0.15)	(0.13)	(0.11)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.12)	(1.01)

Total distributions	(0.18)		0.00	(0.16)	(0.15)	(0.25)	(1.12)

Net Asset Value, End of Period	$17.66		$15.94	$13.51	$14.99	$12.64	$10.25

Total Return (%) (b)	11.97	(c)	17.99	(8.98)	19.90	26.45	(29.82)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.02	1.02	1.03	1.03	1.02
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	1.01	1.02	1.03	1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	0.27	(d)	0.96	(0.11)	0.15	1.46	0.92
Portfolio turnover rate (%)	21	(c)	46	48	11	13	40
Net assets, end of period (in millions)	$548.1		$517.8	$531.6	$640.1	$549.9	$444.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid-in surplus.

MIST-13

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

Book-tax differences are primarily due to foreign currency transactions and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2013, the Portfolio had investments in repurchase agreements with a gross value of $52,565,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12 through April 16, 2013, the Portfolio had bought and sold $35,317,057 in equity index futures contracts. At June 30, 2013, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2013, the Portfolio had realized losses in the amount of $582,512 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MIST-14

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (GMRA) or Master Repurchase Agreements (MRA), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$280,994,550	$0	$399,001,099

During the six months ended June 30, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $12,971,936 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Third Avenue Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the six months ended June 30, 2013	% per annum	Average Daily Net Assets
$5,313,275	0.750%	First $1 billion
	0.700%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $1 billion

MIST-15

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the six months ended June 30, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser, or any of its affiliates, receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2013 is as follows:

Security Description	Number of Shares held at December 31, 2012	Shares Purchased	Shares Sold	Number of Shares held at June 30, 2013
Bel Fuse, Inc. - Class B	623,781	—	(83,050)	540,731
Electro Scientific Industries, Inc.	1,401,683	147,610	(405,373)	1,143,920
ICF International, Inc.	1,127,378	15,400	(110,800)	1,031,978
Stanley Furniture Co., Inc.	2,325,108	—	(800,000)	1,525,108
Superior Industries International, Inc.	1,630,826	—	(372,773)	1,258,053

Security Description	Net Realized Gain/(Loss)	Return of Capital	Dividend Income	Ending Value as of June 30, 2013
Bel Fuse, Inc. - Class B	$(852,475)	$—	$82,079	$7,272,832
Electro Scientific Industries, Inc.	(1,977,011)	—	224,160	12,308,579
ICF International, Inc.	537,792	—	—	32,517,627
Stanley Furniture Co., Inc.	(4,165,128)	—	—	6,100,432
Superior Industries International, Inc.	(231,531)	—	—	21,651,092

	$(6,688,353)	$—	$306,239	$79,850,562

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees, under certain circumstances, may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-16

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2013 (Unaudited)—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$14,051,906	$—	$—	$—	$14,051,906

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$16,046,360	$—	$133,985,265	$(88,486,091)	$61,545,534

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $88,486,091.

MIST-17

Item 2.	Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant’s President and Peter H. Duffy, the registrant’s Chief Financial Officer and Treasurer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Procedures”) and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Duffy determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: September 3, 2013

By:	/s/ Peter H. Duffy
Peter H. Duffy Chief Financial Officer and Treasurer

Date: September 3, 2013